UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-08839

SPDR® SERIES TRUST

(Exact name of registrant as specified in charter)
One Lincoln Street, Boston, Massachusetts 02111

(Address of principal executive offices) (zip code)
Ryan M. Louvar, Esq.
State Street Bank and Trust Company
One Lincoln Street/CPH0326
Boston, Massachusetts 02111
(Name and address of agent for service)
Copy to:
W. John McGuire, Esq.
Bingham McCutchen LLP
2020 K Street, N.W.
Washington, DC 20006
Registrant’s telephone number, including area code: (866) 787-2257
Date of fiscal year end: June 30
Date of reporting period: June 30, 2012

Item 1. Reports to Shareholders.

SPDR® Series Trust — Equity Funds Annual Report June 30, 2012 Precise in a world that isn’t. SM

TABLE OF CONTENTS

President’s Letter to Shareholders	1
Management’s Discussion of Fund Performance & Portfolio Summary
SPDR Dow Jones Total Market ETF (TMW)	2
SPDR Dow Jones Large Cap ETF (ELR)	6
SPDR S&P® 500 Growth ETF (SPYG)	10
SPDR S&P 500 Value ETF (SPYV)	14
SPDR Dow Jones Mid Cap ETF (EMM)	19
SPDR S&P 400 Mid Cap Growth ETF (MDYG)	23
SPDR S&P 400 Mid Cap Value ETF (MDYV)	27
SPDR S&P 600 Small Cap ETF (SLY)	31
SPDR S&P 600 Small Cap Growth ETF (SLYG)	35
SPDR S&P 600 Small Cap Value ETF (SLYV)	39
SPDR Global Dow ETF (DGT)	43
SPDR Dow Jones REIT ETF (RWR)	47
SPDR S&P Bank ETF (KBE) (formerly SPDR KBW Bank ETF)	52
SPDR S&P Capital Markets ETF (KCE) (formerly SPDR KBW Capital Markets ETF)	56
SPDR S&P Insurance ETF (KIE) (formerly SPDR KBW Insurance ETF)	61
SPDR S&P Mortgage Finance(SM) ETF (KME) (formerly SPDR KBW Mortgage Finance ETF)	66
SPDR S&P Regional Banking(SM) ETF (KRE) (formerly SPDR KBW Regional Banking ETF)	70
SPDR Morgan Stanley Technology ETF (MTK)	74
SPDR S&P Dividend ETF (SDY)	78
SPDR S&P Aerospace & Defense ETF (XAR)	82
SPDR S&P Biotech ETF (XBI)	86
SPDR S&P Health Care Equipment ETF (XHE)	90
SPDR S&P Health Care Services ETF (XHS)	94
SPDR S&P Homebuilders ETF (XHB)	98
SPDR S&P Metals & Mining ETF (XME)	102
SPDR S&P Oil & Gas Equipment & Services ETF (XES)	106
SPDR S&P Oil & Gas Exploration & Production ETF (XOP)	110
SPDR S&P Pharmaceuticals ETF (XPH)	114
SPDR S&P Retail ETF (XRT)	118
SPDR S&P Semiconductor ETF (XSD)	122
SPDR S&P Software & Services ETF (XSW)	126
SPDR S&P Telecom ETF (XTL)	130
SPDR S&P Transportation ETF (XTN)	134
SPDR Wells Fargo® Preferred Stock ETF (PSK)	138
Schedules of Investments
SPDR Dow Jones Total Market ETF (TMW)	142
SPDR Dow Jones Large Cap ETF (ELR)	153
SPDR S&P® 500 Growth ETF (SPYG)	162
SPDR S&P 500 Value ETF (SPYV)	166
SPDR Dow Jones Mid Cap ETF (EMM)	171

SPDR S&P 400 Mid Cap Growth ETF (MDYG)	177
SPDR S&P 400 Mid Cap Value ETF (MDYV)	181
SPDR S&P 600 Small Cap ETF (SLY)	185
SPDR S&P 600 Small Cap Growth ETF (SLYG)	192
SPDR S&P 600 Small Cap Value ETF (SLYV)	197
SPDR Global Dow ETF (DGT)	203
SPDR Dow Jones REIT ETF (RWR)	206
SPDR S&P Bank ETF (KBE)	208
SPDR S&P Capital Markets ETF (KCE)	209
SPDR S&P Insurance ETF (KIE)	210
SPDR S&P Mortgage Finance ETF (KME)	211
SPDR S&P Regional Banking ETF (KRE)	212
SPDR Morgan Stanley Technology ETF (MTK)	213
SPDR S&P Dividend ETF (SDY)	214
SPDR S&P Aerospace & Defense ETF (XAR)	216
SPDR S&P Biotech ETF (XBI)	217
SPDR S&P Health Care Equipment ETF (XHE)	218
SPDR S&P Health Care Services ETF (XHS)	219
SPDR S&P Homebuilders ETF (XHB)	220
SPDR S&P Metals & Mining ETF (XME)	221
SPDR S&P Oil & Gas Equipment & Services ETF (XES)	222
SPDR S&P Oil & Gas Exploration & Production ETF (XOP)	223
SPDR S&P Pharmaceuticals ETF (XPH)	224
SPDR S&P Retail ETF (XRT)	225
SPDR S&P Semiconductor ETF (XSD)	227
SPDR S&P Software & Services ETF (XSW)	228
SPDR S&P Telecom ETF (XTL)	230
SPDR S&P Transportation ETF (XTN)	231
SPDR Wells Fargo® Preferred Stock ETF (PSK)	232
Financial Statements	236
Financial Highlights	266
Notes to Financial Statements	286
Report of Independent Registered Public Accounting Firm	307
Other Information	308

President’s Letter to Shareholders

Dear Shareholders:

The global recovery continued this year, but in an inconsistent and unpredictable, two steps forward and one step back fashion. After action from the European Central Bank and general economic resilience resulted in a solid first quarter in 2012, crippling debt pushing more European countries into recession, continued high unemployment in the United States, and weak industrial production in China prompted markets to retreat in April and May. Then the Standard & Poor’s 500 Index posted its biggest June rally since 1999. Yet, with turmoil from the eurozone debt crisis continuing to unfold and the U.S approaching a fiscal cliff amid a too-close-to-call presidential election, sustainable global growth may remain elusive.

In such an uncertain economic environment, investors are increasingly interested in taking a more active role in controlling risk and pursuing opportunities. With this in mind, the inherent benefits of Exchange Traded Funds (ETFs) — transparency, low costs, and liquidity — have become more important to investors seeking to more precisely position their portfolios.

As part of our continued commitment to provide the products you need to help achieve your investment goals, whether your focus is on income, capital preservation or growth, State Street Global Advisors launched a number of new SPDR ETFs since July 2011, including the following:

New Equity SPDRs

To enable investors to more precisely target sectors of the market, new equity funds include the SPDR S&P Aerospace & Defense ETF (Ticker Symbol: XAR), the SPDR S&P Health Care Services ETF (Ticker Symbol: XAR) and the SPDR S&P Software & Services ETF (Ticker Symbol: XSW).

New Fixed Income SPDRs

The SPDR Barclays Capital Investment Grade Floating Rate ETF (Ticker Symbol: FLRN) offers exposure to the one-month to 5-years segment of investment grade floating rate notes. The SPDR Barclays Capital Short Term Treasury ETF (Ticker Symbol: SST) is designed to track the 1-5 year segment of the U.S. treasury market while the SPDR Barclays Capital Short Term High Yield Bond ETF (Ticker Symbol: SJNK) provides exposure to high yield bonds with less than 5 years to maturity. The SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF (Ticker Symbol: EMCD) provides exposure to U.S. dollar-denominated emerging market corporate debt while the SPDR BofA Merrill Lynch Crossover Corporate Bond ETF (Ticker Symbol: XOVR) is designed to track U.S. corporate bonds that are at the crossover point between investment grade and high yield.

We take great pride in these new additions to our SPDR family. You will find additional information on the SPDR Series Trust Exchange Traded Funds, including Management’s Discussion of Fund Performance, in the enclosed June 30, 2012 Annual Report.

On behalf of the SPDR Series Trust, I thank you for your continued support.

Sincerely,

James Ross
President

1

SPDR Dow Jones Total Market ETF —
Management’s Discussion of Fund Performance

The SPDR Dow Jones Total Market ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks a broad universe of exchange traded U.S. equity securities. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was 4.16%, and the total return for the Dow Jones U.S. Total Stock Market Index (the “Index”) was 3.97%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed to expenses of managing the Fund and slight variations between the Fund’s holdings and the Index constituents.

Overall the Fund stayed in positive territory for the one year return. The Fund began the one-year Reporting Period with a negative return for the third quarter of 2011. Weak payroll data in July, 2011 prevented respectable second-quarter earnings reports from boosting share prices in sustainable fashion, especially as negotiations on expansion of the US debt ceiling grew increasingly rancorous. The Fund rebounded with positive returns in the fourth quarter of 2011 and quarter one of 2012. Although volatilities were increased, US equity prices stabilized in September, 2011 as the Federal Reserve made a commitment to hold interest rates at minimal levels well into 2013. Hopes for progress in the Eurozone debt situation led to an improved outlook and higher equity prices in October. Stocks in the US began 2012 with an impressive uptrend, as ample liquidity and defensive positioning fostered equity investment. Solid quarterly earnings reports, declining jobless claims, and rallying consumer confidence, provided an encouraging fundamental backdrop. As major financial institutions passed stress tests in mid-March, US equities seemed to acquire additional cachet as a haven from funding strains in Europe and slowdown concerns in Asia. Stocks stumbled in early April when March payroll figures came in much lower than expected, but another season of solid earnings reports allowed them to recover their equilibrium within the month. Equity performance in May reflected the challenges of higher unemployment figures in the US and growing concerns that Greece might wind up leaving the Eurozone. Despite mild disappointment that the Federal Reserve did not announce more outright asset purchases, US equities still ended the second quarter of 2012 strong after Europe outlined cooperative plans to recapitalize troubled Eurozone banks.

On an individual security level, the top positive contributors to the Fund’s performance were Apple, Inc., Phillip Morris International, Inc. and Microsoft Corp. Apple had robust iPhone sales and solid iPhone and Mac growth. Phillip Morris International was rewarded for strong innovation, brand thinking, and market reach compared to its peers. Also helping Philip Morris is a larger share repurchase. Microsoft’s revenue excluding deferrals was up from last year, exceeding estimates. The top negative contributors to the Fund’s performance were Hewlett-Packard Co., Bank of America Corp., and Citigroup, Inc. Hewlett-Packard Co. is being hit by softness in the consumer PC market with volumes continuing to decline as well as the strategy to reduce headcount by the end of Fiscal Year 2013. Citigroup posted a large loss in the second quarter of calendar year 2012 from the sale of its stake in Akbank, and revenues were down significantly in its Securities and Banking lines. Bank of America’s total net revenues fell in 2011.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

2

SPDR Dow Jones Total Market ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Dow Jones Total Market ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.20%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

						DOW JONES U.S.
	NET ASSET	MARKET	DOW JONES U.S. TOTAL	NET ASSET	MARKET	TOTAL STOCK MARKET
	VALUE	VALUE	STOCK MARKET INDEX	VALUE	VALUE	INDEX

ONE YEAR	4.16%	4.17%	3.97%	4.16%	4.17%	3.97%

THREE YEARS	58.65%	58.45%	59.91%	16.63%	16.58%	16.94%

FIVE YEARS	2.64%	2.64%	2.96%	0.52%	0.52%	0.58%

TEN YEARS (1)	68.89%	68.75%	81.13%	5.38%	5.37%	6.12%

(1)	Effective June 14, 2005, the Fund changed its benchmark index to the Dow Jones U.S. Total Stock Market Index.
The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to June 14, 2005.

3

SPDR Dow Jones Total Market ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT(BASED ON NET ASSET VALUE)

(1)	Effective June 14, 2005, the Fund changed its benchmark index to the Dow Jones U.S. Total Stock Market Index
The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to June 14, 2005.

4

SPDR Dow Jones Total Market ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

				INTERNATIONAL
				BUSINESS
DESCRIPTION	APPLE, INC.	EXXON MOBIL CORP.	MICROSOFT CORP.	MACHINES CORP.	GENERAL ELECTRIC CO.

MARKET VALUE	$15,001,792	12,244,297	6,839,159	6,648,547	6,323,502

% OF NET ASSETS	3.5	2.9	1.6	1.6	1.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Oil, Gas & Consumable Fuels	8.4%
Pharmaceuticals	5.4
Computers & Peripherals	4.8
Software	3.8
Media	3.7
Insurance	3.7
IT Services	3.4
Commercial Banks	3.2
Real Estate Investment Trusts	3.0
Specialty Retail	2.6
Diversified Telecommunication Services	2.6
Semiconductors & Semiconductor Equipment	2.5
Health Care Providers & Services	2.4
Machinery	2.4
Diversified Financial Services	2.4
Aerospace & Defense	2.3
Chemicals	2.3
Food & Staples Retailing	2.2
Hotels, Restaurants & Leisure	2.2
Beverages	2.2
Industrial Conglomerates	2.2
Biotechnology	2.1
Household Products	1.9
Tobacco	1.8
Electric Utilities	1.8
Health Care Equipment & Supplies	1.8
Communications Equipment	1.8
Energy Equipment & Services	1.8
Capital Markets	1.7
Food Products	1.6
Internet Software & Services	1.6
Road & Rail	1.1
Multi-Utilities	1.0
Multiline Retail	0.9
Metals & Mining	0.9
Internet & Catalog Retail	0.9
Electronic Equipment, Instruments & Components	0.8
Air Freight & Logistics	0.8
Consumer Finance	0.8
Electrical Equipment	0.6
Life Sciences Tools & Services	0.6
Textiles, Apparel & Luxury Goods	0.6
Commercial Services & Supplies	0.5
Household Durables	0.5
Auto Components	0.3
Automobiles	0.3
Wireless Telecommunication Services	0.3
Paper & Forest Products	0.3
Personal Products	0.3
Professional Services	0.2
Diversified Consumer Services	0.2
Construction & Engineering	0.2
Trading Companies & Distributors	0.2
Thrifts & Mortgage Finance	0.2
Leisure Equipment & Products	0.2
Building Products	0.2
Airlines	0.2
Independent Power Producers & Energy Traders	0.2
Distributors	0.1
Office Electronics	0.1
Containers & Packaging	0.1
Real Estate Management & Development	0.1
Construction Materials	0.1
Water Utilities	0.1
Gas Utilities	0.0 **
Marine	0.0 **
Short Term Investments	6.2
Other Assets & Liabilities	(5.7)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount represents less than 0.05% of net assets.

5

SPDR Dow Jones Large Cap ETF —
Management’s Discussion of Fund Performance

The SPDR® Dow Jones Large Cap ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization exchange traded U.S. equity securities. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended (the “Reporting Period”), the total return for the Fund was 4.69%, and the total return for the Index was 4.77%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed to the expenses of managing the Fund and slight variations between the Fund’s holdings and the Index constituents.

The Fund experienced negative performance for the first quarter of the Reporting period as weak payroll data in July prevented respectable second-quarter earnings reports from boosting share prices in sustainable fashion. Also weighing on performance were negotiations on expansion of the US debt ceiling which grew increasingly bitter. The Fund experienced positive performance over the next two quarters with particularly strong performance in October 2011 and January 2012. These positive returns were achieved as sentiment regarding the US economy steadily healed during the fourth calendar quarter of 2011 and first calendar quarter of 2012. The Fund experienced another period of negative performance for the quarter ended June 30, 2012. During this period, stocks stumbled in early April when March payroll figures came in much lower than expected. Another season of solid earnings reports allowed the Fund to recover near equilibrium within the month. The Fund experienced the worst performance month of the quarter in May as a new set of poor employment figures and elections in Europe fostered growing concerns that Greece might wind up leaving the Eurozone. Despite mild disappointment that the Federal Reserve did not announce more outright asset purchases, the Fund ended the second quarter strong after Europe outlined cooperative plans to recapitalize troubled eurozone banks.

On an individual security level, the top contributors to the Fund were Apple, Inc., Philip Morris International, Inc., Microsoft Corp. and Exxon Mobil Corp. Apple had robust iPhone sales and solid iPhone and Mac growth. Phillip Morris International was rewarded for strong innovation, brand thinking, and market reach compared to its peers. Microsoft’s revenue excluding deferrals was up from last year, exceeding estimates. The top negative performers in the Fund were Citigroup, Inc., Hewlett-Packard Co., and Bank of America, Corp. Hewlett-Packard is being hit by softness in the consumer PC market with volumes continuing to decline. Citigroup posted a large loss in the second quarter of calendar year 2012 from the sale of its stake in Akbank, and revenues were down significantly in its Securities and Banking lines. Bank of America’s total net revenues fell in 2011.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

6

SPDR Dow Jones Large Cap ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Dow Jones Large Cap ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.20%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			DOW JONES U.S.			DOW JONES U.S.
	NET ASSET	MARKET	LARGE-CAP TOTAL	NET ASSET	MARKET	LARGE-CAP TOTAL
	VALUE	VALUE	STOCK MARKET INDEX	VALUE	VALUE	STOCK MARKET INDEX

ONE YEAR	4.69%	4.69%	4.77%	4.69%	4.69%	4.77%

THREE YEARS	57.47%	57.41%	58.20%	16.34%	16.32%	16.52%

FIVE YEARS	2.13%	2.21%	2.36%	0.42%	0.44%	0.47%

SINCE INCEPTION (1)	29.80%	29.78%	30.56%	4.00%	4.00%	4.08%

(1)	For the period November 8, 2005 to June 30, 2012.

7

SPDR Dow Jones Large Cap ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT(BASED ON NET ASSET VALUE)

8

SPDR Dow Jones Large Cap ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

					INTERNATIONAL BUSINESS
DESCRIPTION	APPLE, INC.	EXXON MOBIL CORP.	MICROSOFT CORP.	GENERAL ELECTRIC CO.	MACHINES CORP.

MARKET VALUE	$1,684,840	1,245,215	713,665	685,240	670,057

% OF NET ASSETS	4.1	3.0	1.7	1.7	1.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Oil, Gas & Consumable Fuels	8.8%
Pharmaceuticals	5.8
Computers & Peripherals	5.2
Insurance	3.9
Software	3.8
IT Services	3.7
Media	3.5
Diversified Telecommunication Services	2.8
Commercial Banks	2.8
Real Estate Investment Trusts	2.7
Diversified Financial Services	2.7
Beverages	2.5
Industrial Conglomerates	2.5
Chemicals	2.5
Specialty Retail	2.3
Semiconductors & Semiconductor Equipment	2.3
Food & Staples Retailing	2.3
Aerospace & Defense	2.2
Electric Utilities	2.1
Hotels, Restaurants & Leisure	2.0
Household Products	2.0
Health Care Providers & Services	2.0
Internet Software & Services	1.9
Tobacco	1.9
Machinery	1.8
Food Products	1.8
Health Care Equipment & Supplies	1.8
Capital Markets	1.7
Energy Equipment & Services	1.7
Communications Equipment	1.7
Biotechnology	1.5
Multi-Utilities	1.3
Internet & Catalog Retail	1.1
Road & Rail	0.9
Consumer Finance	0.9
Metals & Mining	0.8
Multiline Retail	0.8
Air Freight & Logistics	0.8
Textiles, Apparel & Luxury Goods	0.6
Electrical Equipment	0.6
Electronic Equipment, Instruments & Components	0.6
Life Sciences Tools & Services	0.5
Automobiles	0.4
Commercial Services & Supplies	0.4
Household Durables	0.4
Auto Components	0.3
Wireless Telecommunication Services	0.3
Professional Services	0.3
Containers & Packaging	0.2
Construction & Engineering	0.2
Paper & Forest Products	0.2
Gas Utilities	0.2
Personal Products	0.2
Trading Companies & Distributors	0.2
Airlines	0.2
Leisure Equipment & Products	0.1
Independent Power Producers & Energy Traders	0.1
Distributors	0.1
Thrifts & Mortgage Finance	0.1
Building Products	0.1
Real Estate Management & Development	0.1
Health Care Technology	0.1
Diversified Consumer Services	0.1
Office Electronics	0.1
Water Utilities	0.1
Construction Materials	0.1
Short Term Investments	18.3
Other Assets & Liabilities	(18.0)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

9

SPDR S&P 500 Growth ETF —
Management’s Discussion of Fund Performance

The SPDR S&P 500 Growth ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization exchange traded U.S. equity securities exhibiting “growth” characteristics. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was 7.54%, and the total return for the S&P 500 Growth Index (the “Index”) was 7.76%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The Fund underperformed the benchmark slightly due to the expenses of managing the Fund.

With its focus on growth stocks, the Fund tends to own securities which have growth factors such as sales growth, earnings change to price, and momentum. There was large uncertainty in the market over the past calendar year caused by financial concerns in Europe, a slowdown of economic activity in China, and a downgrade of the long-term US credit rating from AAA to AA+. Although earnings were respectable, poor payroll data in the first quarter of the calendar year continued the decline for the Funds’ return in first quarter. With the sentiment towards the US healing steadily in the fourth quarter the Fund regained strength and continued the momentum into the first quarter on the strength of technology, consumer, and healthcare names. In the second quarter of 2012 consumer related stocks stumbled ending the quarter on a down note but positive for the year.

On an individual security level, the top positive contributors to the Fund’s performance were Apple, Inc., Philip Morris International, Inc., and The Coca-Cola Co. Apple had robust iPhone sales and solid iPhone and Mac growth Philip Morris International was rewarded for strong innovation, brand thinking, and market reach compared to its peers. Also helping Philip Morris is a larger share repurchase. Coca-Cola Co. showed strong sales across many regions and is looking to expand to India. The top negative contributors to the Fund’s performance were Schlumberger Ltd. Freeport-McMoRan Copper & Gold, Inc., and Hewlett-Packard Co. Schlumberger Ltd. has been hurt by increasing supply costs in North America. Freeport-McMoRan Copper & Gold is dealing with labor unrest which is preventing their mines from running at full capacity and also political risks on rents to the governments. Hewlett-Packard is being hit by softness in the consumer PC market with volumes continuing to decline as well as its strategy to reduce headcount by the end of Fiscal Year 2013.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

10

SPDR S&P 500 Growth ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P 500 Growth ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.20%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P 500	NET ASSET	MARKET	S&P 500
	VALUE	VALUE	GROWTH INDEX	VALUE	VALUE	GROWTH INDEX

ONE YEAR	7.54%	7.68%	7.76%	7.54%	7.68%	7.76%

THREE YEARS (1)	66.28%	66.29%	62.02%	18.47%	18.47%	17.45%

FIVE YEARS (1)	17.52%	17.76%	16.14%	3.28%	3.32%	3.04%

TEN YEARS (1)	71.18%	72.67%	73.63%	5.52%	5.61%	5.67%

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the S&P 500 Growth Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.

11

SPDR S&P 500 Growth ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT(BASED ON NET ASSET VALUE)

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the S&P 500 Growth Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.

12

SPDR S&P 500 Growth ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

			INTERNATIONAL
			BUSINESS	JOHNSON &
DESCRIPTION	APPLE, INC.	EXXON MOBIL CORP.	MACHINES CORP.	JOHNSON	THE COCA-COLA CO.

MARKET VALUE	$17,747,760	8,318,688	7,337,966	6,026,014	5,731,171

% OF NET ASSETS	8.1	3.8	3.3	2.7	2.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Computers & Peripherals	8.9%
Oil, Gas & Consumable Fuels	8.5
Pharmaceuticals	7.3
IT Services	6.5
Software	4.9
Beverages	4.6
Chemicals	3.3
Household Products	3.2
Aerospace & Defense	2.9
Hotels, Restaurants & Leisure	2.9
Tobacco	2.8
Internet Software & Services	2.8
Health Care Equipment & Supplies	2.7
Biotechnology	2.6
Semiconductors & Semiconductor Equipment	2.4
Health Care Providers & Services	2.4
Energy Equipment & Services	2.4
Real Estate Investment Trusts	2.3
Machinery	2.0
Specialty Retail	2.0
Internet & Catalog Retail	1.8
Food Products	1.8
Food & Staples Retailing	1.6
Communications Equipment	1.6
Media	1.6
Air Freight & Logistics	1.3
Road & Rail	1.3
Textiles, Apparel & Luxury Goods	1.1
Industrial Conglomerates	1.0
Diversified Telecommunication Services	1.0
Multiline Retail	0.9
Insurance	0.8
Capital Markets	0.8
Electrical Equipment	0.7
Electric Utilities	0.6
Life Sciences Tools & Services	0.5
Consumer Finance	0.5
Multi-Utilities	0.5
Metals & Mining	0.5
Trading Companies & Distributors	0.3
Wireless Telecommunication Services	0.2
Diversified Financial Services	0.2
Personal Products	0.2
Health Care Technology	0.2
Electronic Equipment, Instruments & Components	0.2
Commercial Services & Supplies	0.2
Professional Services	0.1
Leisure Equipment & Products	0.1
Distributors	0.1
Auto Components	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Construction & Engineering	0.1
Automobiles	0.1
Containers & Packaging	0.1
Building Products	0.0 **
Household Durables	0.0 **
Short Term Investments	4.6
Other Assets & Liabilities	(4.3)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount represents less than 0.05% of net assets.

13

SPDR S&P 500 Value ETF —
Management’s Discussion of Fund Performance

The SPDR S&P 500 Value ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of large capitalization exchange traded U.S. equity securities exhibiting “value” characteristics. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was 2.81%, and the total return for the S&P 500 Value Index (the “Index”) was 3.00%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations and the variance primarily reflects the expenses of managing the Fund.

The first quarter of the fiscal year was not a welcoming one for the equity markets. Failure of the US government to make any headway in regard to the debt crisis loomed large throughout the quarter. In August, Standard & Poor’s weighed in by downgrading the long-term US credit rating from AAA to AA+, exacerbating these concerns and driving broad US equity averages to new 10-month lows. Value stocks, as measured by the S&P 500 Value Index, were hit particularly hard declining −16.3% during the first three months of the fiscal year. The tide quickly changed as hopes for a resolution to the significant issues facing Europe sparked the equity markets to rally as the value index rose sharply, increasing by 13% in the last three months of 2011. Stocks continued the momentum into 2012, as quarterly earnings reports were solid, and declining jobless claims and rising consumer confidence helped to backstop this momentum. More favorable credit conditions and well received bank stress test results helped financials lead value stocks to a strong first quarter of 2012. The ever increasing desire for yield also benefited value stocks during this period as they ended with another strong showing, rising an additional 13% during the period. The last quarter of the fiscal year reminded investors how volatile things can be. Stocks stumbled in April when March payroll figures disappointed, but another season of solid earnings reports did dampen the blow a bit. This too was fleeting as May brought worsening numbers from the employment front and election turmoil in Europe coupled with fears that Greece would have to exit the Eurozone didn’t help matters. This forced politicians in Europe to scramble in regard to a bailout plan and, once again, the markets reversed their course in June. The shift to cyclical stocks in the hopes that Central Banks would start to be more aggressively accommodating boosted Value stocks to a nearly 5% gain in June helping to shave off a good portion of the quarterly setback. For the quarter, the S&P Value Index returned −3.58% and this resulted in a positive 3.00% for the fiscal year despite a very bumpy ride. This equated to less than half the return of the growth stocks over the same period and a lack of exposure to Apple, which continued its meteoric rise, was a big factor in this relative shortfall.

On an individual security level, the top positive contributors to the Fund’s performance were Wells Fargo & Co., AT&T, Inc., and Pfizer, Inc. Wells Fargo benefitted from a resurgent mortgage and refinancing market thanks to continued record low rates coupled with a lack of exposure to both Europe and the investment banking business. AT&T was aided by strong smart phone sales and margins in their wireless business reaching all-time highs. Pfizer realized some significant expense cuts, underwent a sizeable share repurchase program, and sold its capsule making business, Capsugel, to KKR. The top negative contributors to the Fund’s performance were Citigroup, Inc., The Goldman Sachs Group, Inc. and Bank of America Corp. Citigroup posted a large loss in the second quarter of calendar year 2012 from the sale of its stake in Akbank, and revenues were down significantly in its Securities and Banking lines. Goldman Sachs was plagued by mounting regulatory probes and continued concerns involving the credit crisis. Bank of America’s total net revenues fell in 2011.

14

SPDR S&P 500 Value ETF —
Management’s Discussion of Fund Performance (continued)

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

15

SPDR S&P 500 Value ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P 500 Value ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.20%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET		NET ASSET	MARKET
	VALUE	VALUE	S&P 500 VALUE INDEX	VALUE	VALUE	S&P 500 VALUE INDEX

ONE YEAR	2.81%	2.85%	3.00%	2.81%	2.85%	3.00%

THREE YEARS (1)	50.04%	49.94%	53.35%	14.48%	14.46%	15.32%

FIVE YEARS (1)	−11.52%	−11.38%	−12.72%	−2.42%	−2.39%	−2.68%

TEN YEARS (1)	58.14%	58.08%	61.32%	4.69%	4.69%	4.90%

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the S&P 500 Value Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.

16

SPDR S&P 500 Value ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	SPDR S&P
	500 Value	S&P 500
	ETF (a)	Value Index
	(1)	(b)
Jun-02	10000	10000
Jul-02	9338	9054
Aug-02	9384	9083
Sep-02	8353	8095
Oct-02	9117	8629
Nov-02	9615	9161
Dec-02	9207	8741
Jan-03	8980	8503
Feb-03	8682	8268
Mar-03	8699	8287
Apr-03	9516	8995
May-03	10077	9573
Jun-03	10287	9687
Jul-03	10296	9866
Aug-03	10343	10084
Sep-03	10305	9936
Oct-03	10725	10560
Nov-03	10775	10682
Dec-03	11555	11393
Jan-04	11792	11577
Feb-04	11977	11819
Mar-04	11741	11678
Apr-04	11558	11441
May-04	11616	11575
Jun-04	11885	11876
Jul-04	11766	11584
Aug-04	11947	11698
Sep-04	12038	11895
Oct-04	12199	12107
Nov-04	12656	12696
Dec-04	13071	13105
Jan-05	12776	12859
Feb-05	13184	13239
Mar-05	12970	13005
Apr-05	12858	12753
May-05	13036	13115
Jun-05	13125	13207
Jul-05	13400	13722
Aug-05	13347	13670
Sep-05	13548	13839
Oct-05	13272	13651
Nov-05	13750	14239
Dec-05	13788	14246
Jan-06	14138	14671
Feb-06	14285	14829
Mar-06	14463	15081
Apr-06	14810	15502
May-06	14454	15122
Jun-06	14542	15174
Jul-06	14888	15326
Aug-06	15205	15560
Sep-06	15575	15974
Oct-06	16065	16506
Nov-06	16391	16801
Dec-06	16759	17206
Jan-07	16959	17509
Feb-07	16643	17213
Mar-07	16906	17437
Apr-07	17620	18169
May-07	18240	18863
Jun-07	17873	18475
Jul-07	17134	17749
Aug-07	17402	17988
Sep-07	17998	18546
Oct-07	18035	18741
Nov-07	17241	17830
Dec-07	17044	17548
Jan-08	16340	16936
Feb-08	15588	16053
Mar-08	15520	15978
Apr-08	16180	16574
May-08	16097	16594
Jun-08	14503	14734
Jul-08	14578	14934
Aug-08	14686	15134
Sep-08	13725	14002
Oct-08	11519	11606
Nov-08	10741	10565
Dec-08	10825	10666
Jan-09	9629	9369
Feb-09	8439	8144
Mar-09	9186	8948
Apr-09	9922	9936
May-09	10586	10568
Jun-09	10540	10515
Jul-09	11315	11400
Aug-09	11807	12022
Sep-09	12144	12401
Oct-09	11901	11953
Nov-09	12612	12701
Dec-09	12683	12924
Jan-10	12384	12663
Feb-10	12684	13013
Mar-10	13445	13842
Apr-10	13700	14102
May-10	12659	12985
Jun-10	12057	12241
Jul-10	12889	13108
Aug-10	12409	12494
Sep-10	13283	13461
Oct-10	13693	13810
Nov-10	13612	13746
Dec-10	14635	14876
Jan-11	15104	15357
Feb-11	15657	15924
Mar-11	15618	15888
Apr-11	16011	16291
May-11	15716	15993
Jun-11	15382	15655
Jul-11	14833	15097
Aug-11	13918	14164
Sep-11	12882	13103
Oct-11	14330	14585
Nov-11	14283	14539
Dec-11	14538	14804
Jan-12	15247	15531
Feb-12	15877	16178
Mar-12	16409	16724
Apr-12	16188	16502
May-12	15108	15400
Jun-12	15814	16132

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the S&P 500 Value Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.

17

SPDR S&P 500 Value ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

					BERKSHIRE HATHAWAY,
DESCRIPTION	GENERAL ELECTRIC CO.	AT&T, INC.	WELLS FARGO & CO.	PFIZER, INC.	INC. (CLASS B)

MARKET VALUE	$3,870,092	3,663,887	3,114,468	3,019,946	2,572,314

% OF NET ASSETS	3.9	3.7	3.2	3.1	2.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Oil, Gas & Consumable Fuels	9.8%
Insurance	6.9
Commercial Banks	6.5
Diversified Financial Services	6.1
Media	5.5
Diversified Telecommunication Services	5.4
Pharmaceuticals	4.8
Industrial Conglomerates	4.8
Electric Utilities	4.1
Food & Staples Retailing	3.3
Capital Markets	3.1
Multi-Utilities	2.4
Software	2.3
Semiconductors & Semiconductor Equipment	2.1
Specialty Retail	2.1
Communications Equipment	2.1
Aerospace & Defense	2.0
Computers & Peripherals	1.8
Real Estate Investment Trusts	1.7
Machinery	1.7
Food Products	1.7
Health Care Providers & Services	1.6
Consumer Finance	1.4
Chemicals	1.2
Metals & Mining	1.1
Tobacco	1.1
Household Products	0.8
Automobiles	0.8
Energy Equipment & Services	0.8
Multiline Retail	0.7
Electronic Equipment, Instruments & Components	0.7
Hotels, Restaurants & Leisure	0.7
Internet Software & Services	0.7
IT Services	0.7
Commercial Services & Supplies	0.7
Health Care Equipment & Supplies	0.7
Beverages	0.6
Air Freight & Logistics	0.6
Paper & Forest Products	0.5
Household Durables	0.5
Auto Components	0.4
Road & Rail	0.3
Life Sciences Tools & Services	0.3
Electrical Equipment	0.3
Construction & Engineering	0.2
Containers & Packaging	0.2
Independent Power Producers & Energy Traders	0.2
Wireless Telecommunication Services	0.2
Office Electronics	0.2
Gas Utilities	0.1
Leisure Equipment & Products	0.1
Thrifts & Mortgage Finance	0.1
Airlines	0.1
Personal Products	0.1
Professional Services	0.1
Construction Materials	0.1
Real Estate Management & Development	0.1
Diversified Consumer Services	0.1
Building Products	0.1
Trading Companies & Distributors	0.1
Internet & Catalog Retail	0.1
Distributors	0.0 **
Short Term Investments	6.9
Other Assets & Liabilities	(6.5)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount represents less than 0.05% of net assets.

18

SPDR Dow Jones Mid Cap ETF —
Management’s Discussion of Fund Performance

The SPDR Dow Jones Mid Cap ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of mid-capitalization exchange traded U.S. equity securities. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was −2.73%, and the total return for the Dow Jones U.S. Mid-Cap Total Stock Market Index (the “Index”) was −2.63%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The Fund underperformed the benchmark slightly due to expenses of managing the Fund.

The volatility in the market, the downgrade of the US credit rating, soft employment data, and sluggish retail sales contributed to the Fund’s negative returns in the early part of the fiscal year. With the U.S. dollar rally, investors grew concerned with the earnings headwind that large stocks may see overseas and fled to domestic smaller cap names. In the later part of the fiscal year,, the Fund again had to deal with a sluggish economy, the banking turmoil in Europe, and strong volatility.

On an individual security level, the top positive contributors to the Fund’s performance were Seagate Technology PLC, Pharmasset, Inc., and Regeneron Pharmaceuticals, Inc. Seagate Technology increased dividends, had a repurchase authorization, and also signed long term price agreements with vendors. Pharmasset was acquired by Gildean for $11 billion, and Regeneron’s Eylea drug is increasing market shares as users of Avastin and Lucentis switch to Eylea. The top negative contributors to the Fund’s performance were Walter Energy, Inc., Dendreon Corp., and Rovi Corp. Walter Energy announced lower production guidance and increased costs. Dendreon is facing increasing pressure on its Provenge treatment from new treatments from Zytiga (Johnson and Johnson) and MDV3100 (Medivation). Rovi has experienced delays in adding new patent licensees in key growth areas and delays in launches for products and services.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

19

SPDR Dow Jones Mid Cap ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Dow Jones Mid Cap ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.25%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			DOW JONES U.S.			DOW JONES U.S.
	NET ASSET	MARKET	MID-CAP TOTAL STOCK	NET ASSET	MARKET	MID-CAP TOTAL STOCK
	VALUE	VALUE	MARKET INDEX	VALUE	VALUE	MARKET INDEX

ONE YEAR	−2.73%	−2.77%	−2.63%	−2.73%	−2.77%	−2.63%

THREE YEARS	74.24%	74.17%	75.41%	20.33%	20.32%	20.60%

FIVE YEARS	11.15%	11.20%	11.60%	2.14%	2.15%	2.22%

SINCE INCEPTION (1)	46.62%	46.53%	47.81%	5.93%	5.92%	6.04%

(1)	For the period November 8, 2005 to June 30, 2012.

20

SPDR Dow Jones Mid Cap ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

21

SPDR Dow Jones Mid Cap ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

			UNITED CONTINENTAL		CHURCH &
DESCRIPTION	DIGITAL REALTY TRUST, INC.	EQUINIX, INC.	HOLDINGS, INC.	THE MACERICH CO.	DWIGHT CO., INC.

MARKET VALUE	$367,017	361,663	356,775	347,568	342,694

% OF NET ASSETS	0.5	0.5	0.5	0.5	0.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Real Estate Investment Trusts	8.9%
Insurance	6.2
Machinery	4.7
Specialty Retail	4.3
Software	3.9
Chemicals	3.5
Household Durables	3.1
Health Care Providers & Services	3.0
Commercial Banks	2.9
Oil, Gas & Consumable Fuels	2.9
IT Services	2.9
Energy Equipment & Services	2.6
Electronic Equipment, Instruments & Components	2.5
Multi-Utilities	2.4
Electric Utilities	2.3
Health Care Equipment & Supplies	2.2
Semiconductors & Semiconductor Equipment	2.1
Commercial Services & Supplies	2.1
Hotels, Restaurants & Leisure	2.0
Professional Services	2.0
Capital Markets	1.8
Metals & Mining	1.8
Media	1.6
Containers & Packaging	1.6
Gas Utilities	1.4
Internet Software & Services	1.4
Construction & Engineering	1.3
Road & Rail	1.3
Auto Components	1.2
Food Products	1.1
Textiles, Apparel & Luxury Goods	1.1
Aerospace & Defense	1.1
Biotechnology	1.0
Communications Equipment	1.0
Building Products	0.9
Diversified Consumer Services	0.9
Wireless Telecommunication Services	0.9
Electrical Equipment	0.8
Life Sciences Tools & Services	0.8
Household Products	0.8
Diversified Telecommunication Services	0.7
Thrifts & Mortgage Finance	0.7
Internet & Catalog Retail	0.6
Pharmaceuticals	0.6
Diversified Financial Services	0.6
Water Utilities	0.6
Leisure Equipment & Products	0.5
Construction Materials	0.5
Airlines	0.5
Real Estate Management & Development	0.5
Paper & Forest Products	0.5
Computers & Peripherals	0.5
Trading Companies & Distributors	0.5
Independent Power Producers & Energy Traders	0.3
Distributors	0.3
Beverages	0.3
Multiline Retail	0.3
Industrial Conglomerates	0.3
Personal Products	0.2
Marine	0.2
Health Care Technology	0.1
Office Electronics	0.1
Automobiles	0.1
Short Term Investments	12.7
Other Assets & Liabilities	(12.5)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

22

SPDR® S&P 400 Mid Cap Growth ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P 400 Mid Cap Growth ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of medium capitalization exchange traded U.S. equity securities exhibiting “growth” characteristics. In seeking to track the performance of the S&P Mid Cap 400 Growth IndexSM (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was −3.66%, and the total return for the Index was −3.70%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. Normal variations in performance were attributable to Fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Mid cap growth stocks began the reporting period down nearly 19% for the third quarter of 2011. Weak payroll data in July 2011 prevented respectable second-quarter earnings reports from boosting share prices in sustainable fashion, especially as negotiations on expansion of the US debt ceiling grew increasingly rancorous. As well, passage of a new debt limit in early August reminded investors that government largesse could face serious constraints for the foreseeable future. Standard & Poor’s downgraded the U.S. long-term credit rating from AAA to AA+, exacerbating these concerns and driving broad U.S. equity averages downward.

The Fund rebounded with very strong returns in the fourth quarter of 2011 and the first quarter of 2012. Strong consumer spending on technology products benefitted the growth oriented Information Technology and Telecommunication Services Sectors. Stocks in the U.S. fared well as ample liquidity and defensive positioning fostered equity investment. Solid quarterly earnings reports, declining jobless claims, and rallying consumer confidence provided an encouraging fundamental backdrop. As major financial institutions passed stress tests in mid-March, U.S. equities seemed to acquire additional cachet as a haven from funding strains in Europe and slowdown concerns in Asia. Higher levels of liquidity created a more favorable backdrop for growth stocks.

Stocks stumbled in early April when March payroll figures came in much lower than expected, but another season of solid earnings reports allowed them to recover their equilibrium within the month. May’s negative return reflected the challenges of higher unemployment figures in the U.S. and growing concerns that Greece might wind up leaving the Eurozone. The second quarter of 2012 performance for mid cap growth was down nearly 6%.

On an individual constituent level, the top contributors to the Fund were Regeneron Pharmaceuticals, Inc., Equinix, Inc., and Monster Beverage Corp. Regeneron’s Eylea drug gained significant market share from users of Avastin and Lucentis. Equinix’s earnings surged due to improved bookings amid strong demand for cloud and digital media services. Monster experienced strong sales of alternative beverages as it gained significant market share from Red Bull. The top negative performers were Green Mountain Coffee Roasters, Inc., Polycom, Inc., and Rovi Corp. Green Mountain Coffee’s increasing prices and expiring K-Cup patents hurt its stock price. Poylcom experienced low growth in its enterprise wireless business and missed sales guidance in 2011. Rovi has experienced delays in adding new patent licenses in key growth areas and has experienced delays in product launches.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

23

SPDR S&P 400 Mid Cap Growth ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P 400 Mid Cap Growth ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.25%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P MIDCAP 400	NET ASSET	MARKET	S&P MIDCAP 400
	VALUE	VALUE	GROWTH INDEX	VALUE	VALUE	GROWTH INDEX

ONE YEAR	−3.66%	−3.68%	−3.70%	−3.66%	−3.68%	−3.70%

THREE YEARS (1)	77.22%	77.03%	74.28%	21.01%	20.97%	20.34%

FIVE YEARS (1)	19.67%	19.63%	22.41%	3.66%	3.65%	4.13%

SINCE INCEPTION (1) (2)	58.11%	57.94%	52.39%	7.14%	7.12%	6.52%

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the S&P MidCap 400 Growth Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.
(2)	For the period November 8, 2005 to June 30, 2012.

24

SPDR S&P 400 Mid Cap Growth ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	SPDR S&P
	400 Mid
	Cap Growth	S&P MidCap
	ETF (a)	400 Growth
	(1)	Index (b)
11/8/2005	10000	10000
11/30/05	10327	10243
12/31/05	10438	10360
1/31/06	11007	10934
2/28/06	10942	10749
3/31/06	11426	10999
4/30/06	11469	11071
5/31/06	10834	10508
6/30/06	10810	10518
7/31/06	10326	10142
8/31/06	10549	10217
9/30/06	10706	10343
10/31/06	11048	10729
11/30/06	11571	11095
12/31/06	11620	10963
1/31/07	12062	11395
2/28/07	12090	11424
3/31/07	12204	11613
4/30/07	12698	11993
5/31/07	13342	12670
6/30/07	13213	12452
7/31/07	12787	11987
8/31/07	12814	12120
9/30/07	13338	12547
10/31/07	13830	12989
11/30/07	13016	12427
12/31/07	12902	12443
1/31/08	12127	11543
2/29/08	11948	11492
3/31/08	11626	11317
4/30/08	12395	12234
5/31/08	13060	12965
6/30/08	12307	12304
7/31/08	11976	11893
8/31/08	12099	12051
9/30/08	10334	10493
10/31/08	7989	8217
11/30/08	7145	7418
12/31/08	7541	7764
1/31/09	7249	7306
2/28/09	6696	6716
3/31/09	7321	7368
4/30/09	8557	8403
5/31/09	8948	8700
6/30/09	8922	8747
7/31/09	9777	9456
8/31/09	10136	9770
9/30/09	10906	10368
10/31/09	10391	10015
11/30/09	10875	10378
12/31/09	11717	10953
1/31/10	11139	10526
2/28/10	11719	11112
3/31/10	12612	11986
4/30/10	13025	12439
5/31/10	12118	11604
6/30/10	11318	10876
7/31/10	12144	11627
8/31/10	11525	11107
9/30/10	12946	12484
10/31/10	13472	12970
11/30/10	13967	13555
12/31/10	14845	14300
1/31/11	15044	14494
2/28/11	15814	15241
3/31/11	16295	15708
4/30/11	16859	16256
5/31/11	16686	16091
6/30/11	16411	15830
7/31/11	15905	15341
8/31/11	14828	14298
9/30/11	13331	12849
10/31/11	15101	14560
11/30/11	14934	14402
12/31/11	14686	14162
1/31/12	15689	15138
2/29/12	16469	15895
3/31/12	16748	16161
4/30/12	16732	16148
5/31/12	15677	15131
6/30/12	15811	15239

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the S&P MidCap 400 Growth Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.

25

SPDR S&P 400 Mid Cap Growth ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	REGENERON			CHURCH &
DESCRIPTION	PHARMACEUTICALS, INC.	EQUINIX, INC.	AMETEK, INC.	DWIGHT CO., INC.	PETSMART, INC.

MARKET VALUE	$977,152	927,959	886,402	851,520	816,864

% OF NET ASSETS	1.6	1.5	1.4	1.4	1.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Real Estate Investment Trusts	10.2%
Software	7.1
Machinery	5.4
Specialty Retail	5.3
IT Services	4.9
Health Care Equipment & Supplies	4.6
Health Care Providers & Services	4.5
Energy Equipment & Services	3.3
Biotechnology	3.1
Textiles, Apparel & Luxury Goods	2.7
Electrical Equipment	2.5
Oil, Gas & Consumable Fuels	2.4
Chemicals	2.4
Internet Software & Services	2.4
Food Products	2.3
Electronic Equipment, Instruments & Components	2.1
Road & Rail	2.1
Semiconductors & Semiconductor Equipment	1.9
Household Products	1.8
Commercial Banks	1.8
Containers & Packaging	1.7
Commercial Services & Supplies	1.6
Hotels, Restaurants & Leisure	1.5
Metals & Mining	1.5
Life Sciences Tools & Services	1.4
Capital Markets	1.3
Aerospace & Defense	1.3
Trading Companies & Distributors	1.3
Communications Equipment	1.2
Electric Utilities	1.1
Diversified Financial Services	1.0
Pharmaceuticals	1.0
Insurance	1.0
Distributors	0.9
Leisure Equipment & Products	0.9
Media	0.8
Household Durables	0.8
Gas Utilities	0.8
Professional Services	0.7
Diversified Consumer Services	0.7
Multi-Utilities	0.6
Auto Components	0.5
Airlines	0.4
Diversified Telecommunication Services	0.4
Health Care Technology	0.4
Marine	0.3
Construction Materials	0.3
Water Utilities	0.3
Office Electronics	0.3
Industrial Conglomerates	0.3
Paper & Forest Products	0.3
Building Products	0.2
Internet & Catalog Retail	0.1
Computers & Peripherals	0.1
Short Term Investments	13.6
Other Assets & Liabilities	(13.4)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

26

SPDR® S&P 400 Mid Cap Value ETF —
Management’s Discussion of Fund Performance

The SPDR® S&P 400 Mid Cap Value ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of medium capitalization exchange traded U.S. equity securities exhibiting “value” characteristics. In seeking to track the performance of the S&P Mid Cap 400 Value IndexSM (the “Index”), the Fund employs a replication strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was −0.82%, and the total return for the Index was −0.86%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. Normal variations in performance were attributable to Fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Mid cap value stocks began the reporting period down nearly 21% for the third quarter of 2011. Weak payroll data in July 2011 prevented respectable second-quarter earnings reports from boosting share prices in sustainable fashion, especially as negotiations on expansion of the U.S. debt ceiling grew increasingly rancorous. As well, passage of a new debt limit in early August reminded investors that government largesse could face serious constraints for the foreseeable future. Standard & Poor’s downgraded the U.S. long-term credit rating from AAA to AA+, exacerbating these concerns and driving broad U.S. equity averages downward.

The Fund rebounded with very strong returns in the fourth quarter of 2011 and the first quarter of 2012. Stocks in the U.S. fared well as ample liquidity and defensive positioning fostered equity investment. One noteworthy value-related theme that enjoyed an outstanding fourth quarter was homebuilding, which took kindly to nascent improvement in housing starts and existing home sales. As well, solid quarterly earnings reports, declining jobless claims, and rallying consumer confidence provided an encouraging fundamental backdrop. Major financial institutions passed stress tests in mid-March and these improving fundamentals in the value-driven Financials Sector further propelled the valuations of value stocks. Moreover, U.S. equities seemed to acquire additional cachet as a haven from funding strains in Europe and slowdown concerns in Asia.

Stocks stumbled in early April when March payroll figures came in much lower than expected, but another season of solid earnings reports allowed them to recover their equilibrium within the month. May’s negative return reflected the challenges of higher unemployment figures in the U.S. and growing concerns that Greece might wind up leaving the Eurozone. The second quarter of 2012 performance for mid cap value was down roughly 4%.

On an individual constituent level, the top contributors to the Fund were Skyworks Solutions, Inc., Fortune Brands Home & Security, Inc., and Lender Processing Services, Inc. Skyworks experienced tremendous sales in its chips that enable wireless capabilities in cell phones and tablets. Fortune Brands Home and Security products benefitted from improved growth in new housing construction. Lender Processing Services generated strong sales and free cash flow through a surge in mortgage activity. The top negative performers were Patriot Coal Corp., Arch Coal, Inc., and Eastman Kodak Co. Patriot Coal and Arch Coal both suffered as global coal output declined due to a combination of low prices driven by cheap alternatives, weak demand, and cost of currency headwinds. Eastman Kodak’s 1,100 patents are for sale as part of the firm’s bankruptcy proceedings as the firm struggles to pay creditors.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

27

SPDR S&P 400 Mid Cap Value ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P 400 Mid Cap Value ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.25%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P MIDCAP 400 VALUE	NET ASSET	MARKET	S&P MIDCAP 400 VALUE
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	−0.82%	−0.98%	−0.86%	−0.82%	−0.98%	−0.86%

THREE YEARS (1)	67.70%	67.50%	66.07%	18.81%	18.76%	18.42%

FIVE YEARS (1)	−0.20%	−0.34%	5.00%	−0.04%	−0.07%	0.98%

SINCE INCEPTION (1) (2)	31.09%	30.88%	36.88%	4.16%	4.13%	4.82%

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the S&P MidCap 400 Value Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.
(2)	For the period November 8, 2005 to June 30, 2012.

28

SPDR S&P 400 Mid Cap Value ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the S&P MidCap 400 Value Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.

29

SPDR S&P 400 Mid Cap Value ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

		VERTEX	NEW YORK COMMUNITY	EVEREST RE
DESCRIPTION	HOLLYFRONTIER CORP.	PHARMACEUTICALS, INC.	BANCORP, INC.	GROUP, LTD.	ASHLAND, INC.

MARKET VALUE	$297,399	225,134	224,049	221,572	220,752

% OF NET ASSETS	1.4	1.0	1.0	1.0	1.0

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Real Estate Investment Trusts	9.4%
Insurance	8.4
Commercial Banks	6.6
Machinery	5.5
Specialty Retail	4.6
Health Care Providers & Services	3.8
Chemicals	3.7
Electric Utilities	3.5
Oil, Gas & Consumable Fuels	3.1
Electronic Equipment, Instruments & Components	3.1
Capital Markets	3.0
Household Durables	2.7
Semiconductors & Semiconductor Equipment	2.3
Gas Utilities	2.1
Construction & Engineering	2.0
Energy Equipment & Services	1.9
Software	1.9
Commercial Services & Supplies	1.8
Multi-Utilities	1.8
Food Products	1.8
Metals & Mining	1.8
IT Services	1.7
Media	1.6
Hotels, Restaurants & Leisure	1.6
Thrifts & Mortgage Finance	1.5
Aerospace & Defense	1.3
Containers & Packaging	1.2
Computers & Peripherals	1.2
Road & Rail	1.2
Diversified Consumer Services	1.0
Biotechnology	1.0
Health Care Equipment & Supplies	0.9
Professional Services	0.9
Building Products	0.9
Electrical Equipment	0.8
Internet Software & Services	0.8
Communications Equipment	0.6
Food & Staples Retailing	0.6
Real Estate Management & Development	0.6
Marine	0.5
Paper & Forest Products	0.5
Textiles, Apparel & Luxury Goods	0.5
Trading Companies & Distributors	0.5
Household Products	0.4
Wireless Telecommunication Services	0.4
Industrial Conglomerates	0.3
Construction Materials	0.3
Multiline Retail	0.3
Water Utilities	0.3
Air Freight & Logistics	0.3
Diversified Telecommunication Services	0.3
Airlines	0.2
Automobiles	0.2
Tobacco	0.2
Life Sciences Tools & Services	0.2
Internet & Catalog Retail	0.1
Diversified Financial Services	0.1
Short Term Investments	27.5
Other Assets & Liabilities	(27.3)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

30

SPDR S&P 600 Small Cap ETF —
Management’s Discussion of Fund Performance

The SPDR S&P 600 Small Cap ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization exchange traded U.S. equity securities. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was 1.35%, and the total return for the S&P SmallCap 600 Growth Index (the “Index”) was 1.43%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The Fund underperformed the benchmark slightly due to the expenses of managing the Fund.

With its focus on small cap names the Fund tends to focus on the on the small-capitalization sector in the U.S. equity market. The Fund fell as a weak growth outlook and a flatter yield curve suggested brisker headwinds for smaller companies, whose shares prices lagged as stock exchange breadth deteriorated and investors looked to hide in shares of larger and more stable businesses. The U.S. dollar rally in the fourth quarter of the calendar year caused investors to flee large cap names overseas and stay in more domestically focused smaller firms which helped lead to the Funds’ positive return. While the continuation of the sluggish US activity and banking turmoil in Europe drove hopes for a more aggressive policy, small stocks attracted renewed interest. With this renewed interest small cap names were able to recover some ground in June but still ended the quarter slightly down.

On an individual security level, the top positive contributors to the Fund’s performance were Questcor Pharmaceuticals, Inc., Delphi Financial Group, and Extra Space Storage, Inc. Questcor is expanding into the field of Rheumatalogy. Delphi Financial Group benefited from its acquisition by Tokio Marine. Extra Space Storage has seen same store net operating income increase and same store revenue increase. The top negative contributors to the Fund’s performance were Diamond Foods, Inc., Lufkin Industries, Inc., and Crocs, Inc. Diamond Foods’ CEO and CFO were both placed on administrative leave after payments to walnut growers were improperly accounted for. For Lufkin Industries, there is concern in regard to having no long term contracts with the vendors that Lufkin uses to create its products. For Crocs there is concern regarding its small retail business and long term sales may slow as its backlog continues to decelerate.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

31

SPDR S&P 600 Small Cap ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P 600 Small Cap ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.20%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET		NET ASSET	MARKET
	VALUE	VALUE	S&P SMALLCAP 600 INDEX	VALUE	VALUE	S&P SMALLCAP 600 INDEX

ONE YEAR	1.35%	1.39%	1.43%	1.35%	1.39%	1.43%

THREE YEARS (1)	77.50%	77.72%	71.84%	21.08%	21.13%	19.78%

FIVE YEARS (1)	13.66%	13.77%	9.52%	2.59%	2.61%	1.83%

SINCE INCEPTION (1) (2)	50.42%	50.53%	38.75%	6.34%	6.35%	5.04%

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the S&P SmallCap 600 Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.
(2)	For the period November 8, 2005 to June 30, 2012.

32

SPDR S&P 600 Small Cap ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the S&P SmallCap 600 Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.

33

SPDR S&P 600 Small Cap ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

		QUESTCOR	EXTRA SPACE	SALIX	TANGER FACTORY
DESCRIPTION	KILROY REALTY CORP.	PHARMACEUTICALS, INC.	STORAGE, INC.	PHARMACEUTICALS, LTD.	OUTLET CENTERS, INC.

MARKET VALUE	$1,243,459	1,210,571	1,196,766	1,188,970	1,119,378

% OF NET ASSETS	0.7	0.7	0.7	0.6	0.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Real Estate Investment Trusts	8.3%
Commercial Banks	6.2
Semiconductors & Semiconductor Equipment	4.9
Specialty Retail	4.8
Electronic Equipment, Instruments & Components	4.0
Machinery	3.6
Software	3.6
Health Care Equipment & Supplies	3.5
Hotels, Restaurants & Leisure	3.2
Health Care Providers & Services	3.1
Commercial Services & Supplies	2.6
Food Products	2.5
Pharmaceuticals	2.5
Chemicals	2.5
Insurance	2.4
Energy Equipment & Services	2.2
Textiles, Apparel & Luxury Goods	2.2
Aerospace & Defense	2.1
Gas Utilities	2.0
Internet Software & Services	1.9
IT Services	1.9
Oil, Gas & Consumable Fuels	1.8
Electrical Equipment	1.7
Communications Equipment	1.5
Household Durables	1.4
Metals & Mining	1.3
Food & Staples Retailing	1.3
Building Products	1.3
Electric Utilities	1.2
Capital Markets	1.2
Diversified Consumer Services	1.1
Paper & Forest Products	1.1
Professional Services	1.0
Thrifts & Mortgage Finance	1.0
Biotechnology	0.9
Computers & Peripherals	0.9
Consumer Finance	0.9
Road & Rail	0.8
Leisure Equipment & Products	0.8
Multi-Utilities	0.8
Construction & Engineering	0.8
Life Sciences Tools & Services	0.7
Media	0.7
Construction Materials	0.6
Trading Companies & Distributors	0.5
Air Freight & Logistics	0.5
Distributors	0.4
Diversified Telecommunication Services	0.4
Health Care Technology	0.4
Airlines	0.3
Auto Components	0.3
Personal Products	0.3
Household Products	0.3
Beverages	0.2
Internet & Catalog Retail	0.2
Multiline Retail	0.2
Water Utilities	0.2
Containers & Packaging	0.1
Diversified Financial Services	0.1
Wireless Telecommunication Services	0.1
Industrial Conglomerates	0.1
Real Estate Management & Development	0.1
Tobacco	0.1
Automobiles	0.1
Short Term Investments	19.6
Other Assets & Liabilities	(19.3)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

34

SPDR S&P 600 Small Cap Growth ETF —
Management’s Discussion of Fund Performance

The SPDR S&P 600 Small Cap Growth ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization exchange traded U.S. equity securities exhibiting “growth” characteristics. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was 1.07%, and the total return for the S&P Small Cap 600 Growth Index (the “Index”) was 1.18%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Overall the Fund stayed in positive territory for the 1 year return with the most outperformance coming in the fourth quarter of 2011 and 1Q12, specifically October 2011 and January 2012. The Fund posted negative returns in third quarter of 2011, posting the worst performance of the one year return. The negative performance for this quarter was driven mostly by concerns about the slowdown of global growth, the debt crisis in Europe, and the deficit in the US. Hopes for progress in Europe helped the dour equity sentiment that had taken hold during August and September to reverse sharply in October. The fund posted its best return in the fourth quarter of 2011 on better than forecast macroeconomic data. The first quarter of 2012 was similar to the fourth quarter of 2011 in terms of positive returns driven by better than expected macroeconomic data and positive developments around the European sovereign debt crisis. Stocks in the US began 2012 with an impressive uptrend, as ample liquidity and defensive positioning fostered persistent share buying. Quarterly earnings reports were solid, and a steady drumbeat of auspicious economic news, including declining jobless claims and rallying consumer confidence, provided an encouraging fundamental backdrop. When the results of stress tests on major financial institutions arrived in mid-March, demonstrating that a solid majority of the largest banks could withstand even severe market dislocations, US equities seemed to acquire additional cachet as a haven from funding strains in Europe and slowdown concerns in Asia. Stocks stumbled in early April when March payroll figures came in much lower than expected, but another season of solid earnings reports allowed them to recover their equilibrium within the month. The stability quickly vanished when May brought a new set of poor employment figures and elections in Europe fostered growing concerns that Greece might wind up leaving the eurozone. Despite mild disappointment that the Federal Reserve did not announce more outright asset purchases, US equities still ended the second calendar quarter strong after Europe outlined cooperative plans to recapitalize troubled eurozone banks.

On an individual security level, the top positive contributors to the Fund’s performance were Questcor Pharmaceuticals, Inc., Salix Pharmaceuticals Ltd., and Cirrus Logic, Inc. Questcor is expanding into the field of Rheumatalogy. In 2011 Salix Pharmaceuticals, reported an increase in sales versus 2010 which marked the third consecutive year of growth. During the year ended March of 2012, sales at Cirrus Logic Inc increased versus 2011 which marked the third consecutive year of growth. The top negative contributors to the Fund’s performance were Crocs, Inc., GT Advanced Technologies, Inc., and Lufkin Industries, Inc. For Crocs Inc. there is concern regarding their small retail business and long term sales may slow as its backlog continues to decelerate. GT Advanced Technologies revenues in 2011 missed expectations due to order cancellations. For Lufkin Industries there is concern regarding the lack of long term contracts with the vendors that Lufkin uses to create its products.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

35

SPDR S&P 600 Small Cap Growth ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P 600 Small Cap Growth ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.25%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P SMALLCAP 600	NET ASSET	MARKET	S&P SMALLCAP 600
	VALUE	VALUE	GROWTH INDEX	VALUE	VALUE	GROWTH INDEX

ONE YEAR	1.07%	1.10%	1.18%	1.07%	1.10%	1.18%

THREE YEARS (1)	83.18%	83.11%	78.78%	22.36%	22.34%	21.37%

FIVE YEARS (1)	21.93%	21.68%	18.19%	4.04%	4.00%	3.40%

TEN YEARS (1)	137.70%	137.31%	133.23%	9.04%	9.03%	8.84%

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the S&P SmallCap 600 Growth Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.

36

SPDR S&P 600 Small Cap Growth ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	SPDR S&P
	600 SmallCap	S&P SmallCap
	Growth ETF	600 Growth
	(a)(1)	Index(b)
Jun-02	10000	10000
Jul-02	8522	8617
Aug-02	8405	8781
Sep-02	7580	8263
Oct-02	8095	8622
Nov-02	9051	9143
Dec-02	8268	8750
Jan-03	8148	8475
Feb-03	7939	8195
Mar-03	8039	8281
Apr-03	8792	8933
May-03	9734	9679
Jun-03	9898	9928
Jul-03	10499	10407
Aug-03	11068	10934
Sep-03	10869	10681
Oct-03	11845	11652
Nov-03	12221	12053
Dec-03	12240	12111
Jan-04	12685	12489
Feb-04	12816	12761
Mar-04	12867	12927
Apr-04	12420	12591
May-04	12619	12749
Jun-04	12984	13387
Jul-04	12199	12671
Aug-04	12057	12541
Sep-04	12482	13255
Oct-04	12757	13622
Nov-04	13543	14671
Dec-04	14098	15050
Jan-05	13716	14827
Feb-05	14039	15212
Mar-05	13701	14788
Apr-05	13132	14035
May-05	13859	14962
Jun-05	14169	15412
Jul-05	15022	16310
Aug-05	14851	15979
Sep-05	14927	16185
Oct-05	14460	15585
Nov-05	15251	16277
Dec-05	15329	16108
Jan-06	16592	17308
Feb-06	16544	17074
Mar-06	17449	17935
Apr-06	17479	17904
May-06	16356	17082
Jun-06	16297	17019
Jul-06	15550	16406
Aug-06	15910	16520
Sep-06	16019	16602
Oct-06	16940	17336
Nov-06	17462	17877
Dec-06	17378	17807
Jan-07	17887	18167
Feb-07	17912	18149
Mar-07	18180	18577
Apr-07	18730	19041
May-07	19644	19925
Jun-07	19495	19730
Jul-07	18603	18923
Aug-07	18848	19449
Sep-07	19423	19991
Oct-07	20131	20501
Nov-07	18724	18896
Dec-07	18749	18802
Jan-08	17169	17662
Feb-08	16771	17256
Mar-08	16502	17202
Apr-08	17447	18124
May-08	18424	18969
Jun-08	17350	17799
Jul-08	17282	17925
Aug-08	17741	18585
Sep-08	15453	17014
Oct-08	11928	13477
Nov-08	10438	11969
Dec-08	11063	12607
Jan-09	10287	11185
Feb-09	9245	9929
Mar-09	10090	10734
Apr-09	12058	12510
May-09	12662	12827
Jun-09	12976	13042
Jul-09	14122	14258
Aug-09	14489	14438
Sep-09	15573	15291
Oct-09	14438	14516
Nov-09	14882	14823
Dec-09	16245	16178
Jan-10	15601	15517
Feb-10	16390	16105
Mar-10	17697	17359
Apr-10	18631	18234
May-10	17211	17144
Jun-10	15989	16149
Jul-10	17066	17120
Aug-10	15948	15899
Sep-10	18099	17772
Oct-10	18968	18592
Nov-10	19814	19460
Dec-10	21156	20709
Jan-11	21231	20786
Feb-11	22201	21740
Mar-11	23074	22605
Apr-11	24020	23535
May-11	24038	23552
Jun-11	23518	23048
Jul-11	22682	22227
Aug-11	20976	20546
Sep-11	18914	18524
Oct-11	21662	21224
Nov-11	21782	21346
Dec-11	21894	21460
Jan-12	23064	22613
Feb-12	23628	23166
Mar-12	24327	23858
Apr-12	24154	23691
May-12	22843	22406
Jun-12	23770	23323

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the S&P 600 Growth Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.

37

SPDR S&P 600 Small Cap Growth ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	QUESTCOR	SALIX	MID-AMERICA		CUBIST
	PHARMACEUTICALS,	PHARMACEUTICALS,	APARTMENT		PHARMACEUTICALS,
DESCRIPTION	INC.	LTD.	COMMUNITIES, INC.	PROASSURANCE CORP.	INC.

MARKET VALUE	$1,953,802	1,920,752	1,700,268	1,653,154	1,457,753

% OF NET ASSETS	1.3	1.3	1.1	1.1	1.0

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Semiconductors & Semiconductor Equipment	7.2%
Real Estate Investment Trusts	7.1
Software	6.1
Specialty Retail	5.0
Health Care Equipment & Supplies	4.9
Pharmaceuticals	4.7
Health Care Providers & Services	3.9
Electronic Equipment, Instruments & Components	3.5
Hotels, Restaurants & Leisure	3.4
Food Products	3.2
Internet Software & Services	2.9
IT Services	2.7
Textiles, Apparel & Luxury Goods	2.6
Machinery	2.4
Chemicals	2.3
Aerospace & Defense	2.2
Energy Equipment & Services	2.2
Gas Utilities	2.1
Commercial Banks	2.1
Insurance	2.0
Commercial Services & Supplies	1.9
Biotechnology	1.8
Consumer Finance	1.8
Diversified Consumer Services	1.7
Food & Staples Retailing	1.5
Paper & Forest Products	1.4
Oil, Gas & Consumable Fuels	1.3
Electrical Equipment	1.3
Electric Utilities	1.3
Communications Equipment	1.2
Computers & Peripherals	0.9
Capital Markets	0.9
Road & Rail	0.9
Household Durables	0.8
Life Sciences Tools & Services	0.7
Air Freight & Logistics	0.7
Building Products	0.6
Health Care Technology	0.6
Leisure Equipment & Products	0.6
Metals & Mining	0.6
Trading Companies & Distributors	0.5
Multi-Utilities	0.5
Airlines	0.4
Beverages	0.4
Media	0.4
Distributors	0.4
Professional Services	0.4
Thrifts & Mortgage Finance	0.3
Household Products	0.3
Water Utilities	0.3
Construction Materials	0.3
Diversified Telecommunication Services	0.3
Internet & Catalog Retail	0.2
Personal Products	0.2
Short Term Investments	15.1
Other Assets & Liabilities	(15.0)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

38

SPDR S&P 600 Small Cap Value ETF —
Management’s Discussion of Fund Performance

The SPDR S&P 600 Small Cap Value ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of small capitalization exchange traded U.S. equity securities exhibiting “value” characteristics. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was 1.61%, and the total return for the S&P Small Cap 600 Value Index (the “Index”) was 1.74%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed to the expenses of managing the Fund and slight variations between the Fund’s holdings and the Index constituents.

Overall, the Fund stayed in positive territory for the one year return with the most outperformance coming in the fourth quarter of 2011 and the first quarter of 2012, specifically October 2011 and January 2012. The Fund underperformed in the third quarter of 2011, posting the worst performance of the one year return. The negative performance for this quarter was driven mostly by concerns about the slowdown of global growth, the debt crisis in Europe, and the deficit in the US. Hopes for progress in Europe helped the dour equity sentiment that had taken hold during August and September to reverse sharply in October. The Fund posted its best return in the fourth quarter of 2011 on better than forecast macroeconomic data. The first quarter of 2012 was similar to the fourth quarter of 2011 in terms of positive returns driven by better than expected macroeconomic data and positive developments around the European sovereign debt crisis. Stocks in the US began 2012 with an impressive uptrend, as ample liquidity and defensive positioning fostered persistent share buying. Quarterly earnings reports were solid, and a steady drumbeat of auspicious economic news, including declining jobless claims and rallying consumer confidence, provided an encouraging fundamental backdrop. When the results of stress tests on major financial institutions arrived in mid-March, demonstrating that a solid majority of the largest banks could withstand even severe market dislocations, US equities seemed to acquire additional cachet as a haven from funding strains in Europe and slowdown concerns in Asia. Stocks stumbled in early April when March payroll figures came in much lower than expected, but another season of solid earnings reports allowed them to recover their equilibrium within the month. The stability quickly vanished when May brought a new set of poor employment figures and elections in Europe fostered growing concerns that Greece might wind up leaving the eurozone. Despite mild disappointment that the Federal Reserve did not announce more outright asset purchases, US equities still ended the second calendar quarter strong after Europe outlined cooperative plans to recapitalize troubled eurozone banks.

On an individual security level, the top positive contributors to the Fund’s performance were Delphi Financial Group, Inc., Cabela’s, Inc., and Extra Space Storage, Inc. Delphi Financial Group [benefited from its acquisition] by Tokio Marine. Cabela’s relatively high-end customer base insulated the company from macro volatility and the fishing season was very strong year-to-year. Extra Space Storage has seen same store net operating income increase and same store revenue increase. The top negative contributors to the Fund’s performance were Swift Energy Co., Invacare Corp., and AAR Corp. Swift Energy Co. had underperformed due to lack of production growth. Invacare returns fell dramatically as a result of continued threats from the FDA to halt production at one of their wheelchair manufacturing plants due to quality concerns. AAR Corp. had poor results in the Airlift and the precision machining segments.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

39

SPDR S&P 600 Small Cap Value ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P 600 Small Cap Value ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.25%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P SMALLCAP 600	NET ASSET	MARKET	S&P SMALLCAP 600
	VALUE	VALUE	VALUE INDEX	VALUE	VALUE	VALUE INDEX

ONE YEAR	1.61%	1.70%	1.74%	1.61%	1.70%	1.74%

THREE YEARS (1)	71.93%	71.93%	65.51%	19.80%	19.80%	18.29%

FIVE YEARS (1)	6.39%	6.44%	1.37%	1.25%	1.26%	0.27%

TEN YEARS (1)	117.78%	119.26%	95.99%	8.09%	8.17%	6.96%

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the S&P SmallCap 600 Value Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.

40

SPDR S&P 600 Small Cap Value ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the S&P SmallCap 600 Value Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.

41

SPDR S&P 600 Small Cap Value ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	LASALLE HOTEL	SUSQUEHANNA		ACTUANT CORP.	DIAMONDROCK
DESCRIPTION	PROPERTIES	BANCSHARES, INC.	EMCOR GROUP, INC.	(CLASS A)	HOSPITALITY CO.

MARKET VALUE	$1,278,139	995,536	956,563	955,788	876,037

% OF NET ASSETS	1.1	0.8	0.8	0.8	0.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Commercial Banks	10.6%
Real Estate Investment Trusts	9.5
Machinery	4.9
Electronic Equipment, Instruments & Components	4.6
Specialty Retail	4.6
Commercial Services & Supplies	3.4
Hotels, Restaurants & Leisure	3.0
Insurance	2.7
Chemicals	2.6
Semiconductors & Semiconductor Equipment	2.4
Health Care Providers & Services	2.4
Oil, Gas & Consumable Fuels	2.3
Energy Equipment & Services	2.2
Metals & Mining	2.2
Electrical Equipment	2.1
Health Care Equipment & Supplies	2.1
Household Durables	2.1
Building Products	2.0
Gas Utilities	1.9
Aerospace & Defense	1.9
Food Products	1.9
Textiles, Apparel & Luxury Goods	1.8
Thrifts & Mortgage Finance	1.7
Communications Equipment	1.7
Professional Services	1.7
Construction & Engineering	1.6
Capital Markets	1.4
Electric Utilities	1.3
Multi-Utilities	1.1
Leisure Equipment & Products	1.1
Food & Staples Retailing	1.1
Software	1.0
Media	1.0
Construction Materials	1.0
IT Services	1.0
Internet Software & Services	1.0
Computers & Peripherals	0.9
Road & Rail	0.8
Life Sciences Tools & Services	0.8
Paper & Forest Products	0.7
Auto Components	0.6
Diversified Telecommunication Services	0.6
Diversified Consumer Services	0.5
Distributors	0.5
Trading Companies & Distributors	0.5
Personal Products	0.4
Multiline Retail	0.3
Air Freight & Logistics	0.2
Containers & Packaging	0.2
Diversified Financial Services	0.2
Internet & Catalog Retail	0.2
Wireless Telecommunication Services	0.2
Industrial Conglomerates	0.2
Household Products	0.2
Real Estate Management & Development	0.2
Pharmaceuticals	0.1
Airlines	0.1
Tobacco	0.1
Automobiles	0.1
Health Care Technology	0.1
Biotechnology	0.1
Short Term Investments	16.0
Other Assets & Liabilities	(15.7)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

42

SPDR Global Dow ETF —
Management’s Discussion of Fund Performance

The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of multinational blue-chip issuers. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was −11.90%, and the total return for The Global Dow (the “Index”) was −12.14%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations.

International markets struggled in the final months of 2011 as Europe faced daunting fiscal challenges and investors questioned the overall macroeconomic stability of the continent. The lingering austerity concerns compelled prime ministers in Greece and Italy to step down in early November. Early 2012 changed momentum however and the market reaped double digit returns owing to strong corporate profits, concerted government and European Central Bank actions on bailouts and declining sovereign yields. Global equities quickly surrendered their rebound though in the second calendar quarter of 2012. The presidential elections in France, the forecasted slower growth in China, India and Japan, and the perennial debate on the incomplete initiatives to address the Eurozone austerity rescue plans were some factors causing investors to lack conviction in the market.

On an individual security level, the top positive contributors to the Fund’s performance were Apple, Inc., The Home Depot, Inc. and Visa, Inc. Apple’s constant innovation in technology and improvements in speed, display and design of its new iPhone and iPad versions have boosted the firm’s performance. With the housing market being curbed, home improvement firms like Home Depot have also seen a growth in their profits. Although credit markets are still in a crunch, Visa has managed to stay in the positive territory as they increase efficiencies in the traditional paper-based payment systems. The top negative contributors to the Fund’s performance were SunPower Corp., First Solar, Inc., and Suntech Power Holdings Co., Ltd. High inventories, shrinking margins and unfavorable international policy changes were some of the major issues causing the solar sector firms to experience dwindling earnings and lose significant market capitalization.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

43

SPDR Global Dow ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Global Dow ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.50%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN

			DOW JONES GLOBAL				DOW JONES GLOBAL
	NET ASSET	MARKET	TITANS 50 INDEX	GLOBAL DOW	NET ASSET	MARKET	TITANS 50 INDEX	GLOBAL DOW
	VALUE	VALUE	U.S. CLOSE	INDEX (2)	VALUE	VALUE	U.S. CLOSE	INDEX (2)

ONE YEAR	−11.90%	−12.04%	3.14%	−12.14%	−11.90%	−12.04%	3.14%	−12.14%

THREE YEARS (1)	16.67%	16.52%	38.23%	19.76%	5.27%	5.23%	11.40%	6.20%

FIVE YEARS (1)	−26.03%	−26.07%	−12.70%	N/A	−5.85%	−5.86%	−2.68%	N/A

TEN YEARS (1)	16.19%	16.00%	40.91%	N/A	1.51%	1.50%	3.49%	N/A

(1)	Effective May 2, 2011, the Fund changed its benchmark index to the Global Dow Index from the Dow Jones Global Titans 50 Index U.S. Close. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to May 2, 2011.
(2)	The Global Dow Index inception date is November 9, 2008.

44

SPDR Global Dow ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

		Dow Jones
	SPDR Global	Global Titans	Global Dow
	Dow ETF	50 Index	Index (c)
	(a) (1)	(b)	(2)
06/30/02	10000	10000
07/31/02	9262	9263
08/31/02	9259	9267
09/30/02	8201	8211
10/31/02	9119	9139
11/30/02	9625	9651
12/31/02	9027	9053
01/31/03	8729	8757
02/28/03	8524	8552
03/31/03	8607	8642
04/30/03	9343	9384
05/31/03	9740	9787
06/30/03	9879	9935
07/31/03	9943	10006
08/31/03	9943	10010
09/30/03	10072	10145
10/31/03	10421	10502
11/30/03	10576	10665
12/31/03	11278	11380
01/31/04	11426	11536
02/29/04	11536	11655
03/31/04	11241	11360
04/30/04	11190	11310
05/31/04	11271	11397
06/30/04	11408	11544
07/31/04	11148	11286
08/31/04	11221	11361
09/30/04	11222	11367
10/31/04	11359	11511
11/30/04	11723	11887
12/31/04	12103	12280
01/31/05	11843	12018
02/28/05	12254	12441
03/31/05	11950	12137
04/30/05	11885	12069
05/31/05	12030	12222
06/30/05	11950	12154
07/31/05	12205	12420
08/31/05	12250	12472
09/30/05	12428	12654
10/31/05	12179	12408
11/30/05	12403	12642
12/31/05	12454	12702
01/31/06	12794	13052
02/28/06	12736	12994
03/31/06	12935	13210
04/30/06	13303	13592
05/31/06	12951	13230
06/30/06	13011	13295
07/31/06	13412	13710
08/31/06	13826	14144
09/30/06	13960	14286
10/31/06	14357	14699
11/30/06	14618	14972
12/31/06	14924	15294
01/31/07	14998	15378
02/28/07	14540	14909
03/31/07	14701	15087
04/30/07	15365	15772
05/31/07	15745	16171
06/30/07	15707	16141
07/31/07	15356	15778
08/31/07	15569	16001
09/30/07	16221	16686
10/31/07	16535	17011
11/30/07	15968	16426
12/31/07	15812	16260
01/31/08	14786	15205
02/29/08	14323	14721
03/31/08	14349	14748
04/30/08	14929	15358
05/31/08	14751	15162
06/30/08	13622	14000
07/31/08	13457	13824
08/31/08	13293	13654
09/30/08	12278	12606
10/31/08	10350	10626	10000
11/30/08	9737	9998	9740
12/31/08	9847	10105	10150
01/31/09	8765	8985	9187
02/28/09	7939	8126	8258
03/31/09	8590	8800	9010
04/30/09	9154	9374	10137
05/31/09	9937	10174	11131
06/30/09	9959	10195	10994
07/31/09	10764	11016	11986
08/31/09	11099	11364	12357
09/30/09	11484	11759	12836
10/31/09	11479	11754	12613
11/30/09	12110	12401	13181
12/31/09	12151	12443	13495
01/31/10	11518	11791	12817
02/28/10	11658	11936	12893
03/31/10	12203	12497	13802
04/30/10	12056	12339	13627
05/31/10	10902	11150	12233
06/30/10	10467	10702	11771
07/31/10	11300	11550	12784
08/31/10	10872	11112	12262
09/30/10	11770	12035	13457
10/31/10	12213	12492	13976
11/30/10	11833	12100	13506
12/31/10	12726	13012	14472
01/31/11	13128	13426	14879
02/28/11	13511	13814	15339
03/31/11	13358	13658	15220
04/30/11	13896	14202	15723
05/31/11	13440	13929	15259
06/30/11	13188	13664	14987
07/31/11	12907	13616	14678
08/31/11	11880	12757	13496
09/30/11	10713	11931	12175
10/31/11	11793	13079	13410
11/30/11	11369	12893	12910
12/31/11	11252	13103	12778
01/31/12	11966	13525	13583
02/29/12	12503	14218	14193
03/31/12	12539	14578	14233
04/30/12	12213	14362	13853
05/31/12	11025	13305	12508
06/30/12	11619	14091	13170

(1)	Effective May 2, 2011, the Fund changed its benchmark index to the Global Dow Index from the Dow Jones Global Titans 50 Index U.S. Close. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to May 2, 2011.
(2)	The Global Dow Index inception date is November 9, 2008.

45

SPDR Global Dow ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

				ANHEUSER-BUSCH	SAMSUNG ELECTRONICS
DESCRIPTION	THE HOME DEPOT, INC.	THE WALT DISNEY CO.	APPLE, INC.	INBEV NV	CO., LTD. GDR

MARKET VALUE	$1,015,871	943,664	913,376	897,028	881,227

% OF NET ASSETS	1.1	1.0	1.0	1.0	1.0

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Commercial Banks	8.3%
Oil, Gas & Consumable Fuels	6.9
Pharmaceuticals	6.6
Metals & Mining	4.6
Semiconductors & Semiconductor Equipment	3.5
Capital Markets	3.1
Aerospace & Defense	3.0
Industrial Conglomerates	2.9
Media	2.8
Electric Utilities	2.8
Chemicals	2.7
Food & Staples Retailing	2.6
Diversified Telecommunication Services	2.6
Wireless Telecommunication Services	2.5
IT Services	2.3
Computers & Peripherals	2.3
Insurance	2.2
Automobiles	2.2
Diversified Financial Services	2.2
Machinery	2.1
Software	2.0
Multi-Utilities	1.9
Biotechnology	1.8
Beverages	1.7
Internet Software & Services	1.6
Air Freight & Logistics	1.6
Household Durables	1.6
Communications Equipment	1.5
Specialty Retail	1.5
Food Products	1.4
Household Products	1.4
Hotels, Restaurants & Leisure	1.4
Health Care Equipment & Supplies	1.4
Textiles, Apparel & Luxury Goods	1.3
Trading Companies & Distributors	1.2
Health Care Providers & Services	0.9
Tobacco	0.9
Consumer Finance	0.8
Airlines	0.8
Electrical Equipment	0.7
Internet & Catalog Retail	0.7
Auto Components	0.7
Construction & Engineering	0.7
Office Electronics	0.6
Energy Equipment & Services	0.6
Building Products	0.5
Short Term Investments	3.3
Other Assets & Liabilities	(2.7)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

46

SPDR Dow Jones REIT ETF —
Management’s Discussion of Fund Performance

The SPDR Dow Jones REIT ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded real estate investment trusts. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was 13.05%, and the total return for the Dow Jones U.S. Select REIT Index (the “Index”) was 13.29%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The small degree of performance deviation between the Fund and the Index is typically expected and is a result of expenses of managing the Fund and cash and receivable positions.

The Fund and its benchmark both experienced negative performance at the beginning of the Reporting Period. During the third quarter of 2011 the market sold off almost 15%, pressured by negative U.S. political headlines, news of an intensifying European sovereign debt crisis, potential disintegration of the Eurozone and fears of the rising cost of capital. This performance reversed promptly in the fourth quarter of 2011. The U.S. REIT market reclaimed all of its losses supported by stable real estate operating fundamentals and incremental improvements in the U.S. economy. Thus far, 2012 has been a strong positive year for U.S. REITs as well. The defensive characteristics of real estate, along with relatively high yields, attracted capital flows to the asset class and propelled the market to new highs amid current macro-economic uncertainty.

On an individual security level, the top positive contributors to the Fund’s performance for the Reporting Period were Extra Space Storage, Inc., LTC Properties, Inc. and Simon Property Group, Inc. During the Reporting Period, Extra Space Storage delivered four consecutive quarters of raising, and beating, earnings guidance. Transitional demand for self-storage space remained robust and rental rates have been on the rise for most of the Reporting Period. Extra Space Storage’s effective balance sheet management allowed the company to grow externally, by either outright acquisition of smaller self-storage operators or adding them to its management platform. Most of the outperformance for the healthcare REIT LTC, can be attributed to its inclusion into the Dow Jones Select series of real estate indices, which generated incremental investor demand during the rebalancing of Dow Jones indices in June of 2012. Simon Property Group, the blue-chip retail REIT, also repeatedly delivered positive earnings surprises and dividend increases over the Reporting Period. Continuous growth of retail sales and retailers’ desire to have a presence in high quality, well located malls played well into Simon Property Group’s top productivity mall portfolio. Simon Property Group made a number of acquisitions (both in and outside of the U.S.), including premium outlet assets that also continued to gain momentum with retailers.

The top negative contributors to the Fund’s performance were Parkway Properties, Inc., Ashford Hospitality Trust, Inc., and Corporate Office Properties Trust. Parkway Properties’ underperformance during the Reporting Period was the result of a higher vacancy in its suburban office portfolio that overall remains a challenged sector, and a weaker balance sheet that forced the company into asset disposition mode and led to an eventual sale of a 43% stake to TPG, a leading global private equity firm. Ashford Hospitality Trust, a small hotel REIT, failed to deliver against forecasted growth projections. A turnaround of a 28-asset portfolio, acquired from Highland (prior to the Reporting Period) progressed slower than expected. Growth in Ashford Hospitality Trust’s core legacy hotel portfolio weakened, its balance sheet remained levered and its aggressive CapEx program was not particularly well received by investors, given the rest of its operational challenges. Corporate Office Properties Trust, previously highly regarded as a niche office landlord to government and defense tenants, lost much of its appeal over the Reporting Period. Office Properties Trust’s portfolio continued to reflect the challenges the company faces with the U.S. election, defense budget reductions, weak fundamentals in suburban office sector and its unleased development

47

SPDR Dow Jones REIT ETF —
Management’s Discussion of Fund Performance (continued)

pipeline. Also, during the Reporting Period, its well respected CEO Randall Griffin retired. Even though it was widely publicized and anticipated, the change constituted a negative headline risk that kept many investors on the sidelines.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

48

SPDR Dow Jones REIT ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Dow Jones REIT ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.25%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	DOW JONES U.S.	NET ASSET	MARKET	DOW JONES U.S.
	VALUE	VALUE	SELECT REIT INDEX	VALUE	VALUE	SELECT REIT INDEX

ONE YEAR	13.05%	12.97%	13.29%	13.05%	12.97%	13.29%

THREE YEARS	136.42%	136.34%	138.01%	33.22%	33.20%	33.52%

FIVE YEARS	10.07%	10.06%	10.22%	1.94%	1.94%	1.97%

TEN YEARS	161.40%	161.20%	165.78%	10.09%	10.08%	10.27%

49

SPDR Dow Jones REIT ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

50

SPDR Dow Jones REIT ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	SIMON PROPERTY
DESCRIPTION	GROUP, INC.	PUBLIC STORAGE	EQUITY RESIDENTIAL	HCP, INC.	VENTAS, INC.

MARKET VALUE	$227,354,817	101,581,749	93,475,395	92,363,478	90,644,360

% OF NET ASSETS	11.6	5.2	4.8	4.7	4.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Specialized REITs	26.9%
Retail REITs	26.2
Residential REITs	18.5
Office REITs	16.2
Diversified REITs	6.5
Industrial REITs	5.5
Short Term Investments	7.0
Other Assets & Liabilities	(6.8)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

51

SPDR S&P Bank ETF —
Management’s Discussion of Fund Performance

The SPDR S&P Bank ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded national money centers and leading regional banks. In seeking this objective, the Fund uses a replication strategy.

Prior to October 24, 2011 the Fund was benchmarked to the KBW Bank Index. In the period since October 24, 2011 the Fund has tracked the S&P Bank Select Industry Index. The S&P Select Index provides access to the same market segments as the Fund’s prior index with the potential for broader diversification and reduced concentration risk. For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was −6.22%, and the total return for the KBW Bank Index was −3.19%. For the period July 1, 2011 through October 23, 2011 the total return for the Fund was −18.97%. Since October 24, 2011 the total return for the Fund was 15.73% and the total return for S&P Banks Select Industry Index (the “Index”) was 16.03%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period can be attributed largely to the expenses of managing the Fund. While the industry remained the same, the methodology and subsequent weightings of the constituents were quite different and the two indices cannot be used interchangeably for performance purposes. Cash, security misweights, transaction costs and raising cash for the dividend distribution all contributed to tracking differential between the Fund and each respective benchmark.

The Index represents our nation’s largest FDIC-insured financial institutions. While the U.S. bank stress test results suggest that the banking system has made marked improvement, it continues to experience some burdens. Some of the factors that have weighed on the sector over the period ended June 30, 2012 uncertainty over Europe’s debt crisis, pressure on revenue from low interest rates, and the threat of stronger banking regulations on the horizon. The biggest banks face pressure to buy back bad mortgages that were sold to investors, and this problem could last for years. The big banks are also moving toward shutting down proprietary trading desks in preparation for the Volcker Rule, a rule drafted by regulators intended to restrict banks from making certain trades for their own profit.

On an individual security level, the top positive contributors to the Fund’s performance for the period October 24, 2011 to June 30, 2012 were Regions Financial Corp., Bank of America Corp., and BB&T Corp. Regions had solid business performance and continued improvement in asset quality metrics over the period. Additionally the bank successfully completed the sale of Morgan Keegan in the fourth quarter of the Reporting Period. Bank of America benefitted from record Tier 1 Common Equity ratio, improved liquidity and a reduction of risk-weighted assets. BB&T’s performance was helped not only from record revenue from home loans, but also its acquisitions of Colonial and BankAtlantic during the period, while not getting involved in other transactions when the bidding got too high. The top negative contributors to the Fund’s performance were Citigroup, Inc., First Niagara Financial Group, Inc., and Valley National Bancorp. Citigroup posted a large loss in the second quarter of calendar year 2012 from the sale of its stake in Akbank, and revenues were down significantly in its Securities and Banking lines. First Niagara Group also suffered a decline in share price during the second quarter of the calendar year 2012 prior to its announcement in late June that it would be repositioning its securities portfolio by selling over $3 billion in mortgage-backed securities and using the proceeds to repay short-term debt. These actions are expected to strengthen key metrics going forward. Despite a very strong balance sheet, Valley National Bancorp suffered below average EPS growth due to the low interest rate environment and weak recovery.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

52

SPDR S&P Bank ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Bank ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	KBW BANK	S&P BANKS SELECT	NET ASSET	MARKET	KBW BANK	S&P BANKS SELECT
	VALUE	VALUE	INDEX	INDUSTRY INDEX (3)	VALUE	VALUE	INDEX	INDUSTRY INDEX (3)

ONE YEAR (1)	−6.22%	−6.21%	−3.19%	N/A	−6.22%	−6.21%	−3.19%	N/A

THREE YEARS (1)	26.36%	26.37%	31.15%	N/A	8.11%	8.11%	9.46%	N/A

FIVE YEARS (1)	−55.39%	−55.35%	−54.06%	N/A	−14.91%	−14.89%	−14.40%	N/A

SINCE INCEPTION (1)(2)	−47.40%	−47.38%	−45.47%	N/A	−9.21%	−9.21%	−8.70%	N/A

(1)	Effective October 24, 2011, the Fund changed its benchmark index to the S&P Banks Select Industry Index from the KBW Bank Index.
The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to October 24, 2011.
(2)	For the period November 8, 2005 to June 30, 2012.
(3)	The S&P Banks Select Industry Index inception date is September 12, 2011.

53

SPDR S&P Bank ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

(1)	Effective October 24, 2011, the Fund changed its benchmark index to the S&P Banks Select Industry Index from the KBW Bank Index.
The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to October 24, 2011.
(2)	The S&P Banks Select Industry Index inception date is September 12, 2011.

54

SPDR S&P Bank ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

		EAST WEST	SUNTRUST	FIRST HORIZON
DESCRIPTION	REGIONS FINANCIAL CORP.	BANCORP, INC.	BANKS, INC.	NATIONAL CORP.	POPULAR, INC.

MARKET VALUE	$40,293,848	40,152,494	40,105,060	39,894,423	39,802,942

% OF NET ASSETS	2.8	2.8	2.8	2.8	2.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Regional Banks	68.2%
Thrifts & Mortgage Finance	10.2
Diversified Banks	8.0
Other Diversified Financial Services	7.9
Asset Management & Custody Banks	5.4
Short Term Investments	7.1
Other Assets & Liabilities	(6.8)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

55

SPDR S&P Capital Markets ETF —
Management’s Discussion of Fund Performance

The SPDR S&P Capital Markets ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded companies that do business as broker-dealers, asset managers, trust and custody banks or exchanges. In seeking this objective, the Fund uses a replication strategy.

Prior to October 24, 2011 the Fund was benchmarked to the KBW Capital Markets Index. In the period since October 24, 2011 the Fund has tracked the S&P Capital Markets Select Industry Index. The S&P Select Index provides access to the same market segments as the Fund’s prior index with the potential for broader diversification and reduced concentration risk. For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was −9.53%, and the total return for the KBW Capital Markets Index was −13.59%. For the period July 1, 2011 through October 23, 2011 the total return for the Fund was −18.05%. Since October 24, 2011 the total return for the Fund was 10.40% and the total return for S&P Capital Markets Select Industry Index (the “Index”) was 10.46%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index was within expectations. The performance differential can be largely attributed to the expenses of managing the Fund.

The first quarter of the fiscal year reacted to a progressive downshift in expectations for global economic growth. The following quarter began with fresh hopes that strong corporate profits would buoy equity prices and concerted government action would preserve macroeconomic stability, but the increasing concerns in the Eurozone diminished these hopes. The financial sector fell dramatically over the first three months of the Reporting period. The combined challenges of slow loan growth, flattening yield curves, fragile balance sheets, and potential liabilities for past miscues kept the sector under pressure. Shares of banks and major dealers continued to be a drag on the financials. A more optimistic outlook allowed economically sensitive equities to take a leadership role in October and recover from their summer beating. Respectable profits at many financial firms indicated that US earnings remained capable of outperforming expectations even against an uncertain economic backdrop. The Fund had its strongest performance of the period in October experiencing double digit returns.

Stocks in the US began 2012 with an impressive uptrend, as ample liquidity and defensive positioning fostered persistent share buying. Quarterly earnings reports were solid, and a steady drumbeat of auspicious economic news, including declining jobless claims and rallying consumer confidence, provided an encouraging fundamental backdrop. Sector performance in the first quarter of 2012 favored those groups, such as financials, that stood to benefit most from a more promising economic situation, although lingering worries about international activity took a toll on resource-related issues later in the period. Within the financials sector, the consumer banks, capital markets and diversified financial industries rallied significantly in the first calendar quarter of 2012 as they were helped by favorable credit conditions and well-received bank stress tests. In the last quarter of the Reporting period, collapsing oil prices diminished inflation risks considerably, and as share buyers began contemplating the potential for new and concerted central bank measures, volatility ebbed and the Fund reversed all gains during the Reporting period.

On an individual security level, the top positive contributors to the Fund’s performance were American Capital, Ltd., Prospect Capital Corp. and Affiliated Managers Group, Inc. American Capital enjoyed a profitable year as investors looked positively on the company’s various restructuring initiatives, resumption of dividend payouts and a new share buy back plan. Prospect Capital continued to enjoy substantial revenue momentum throughout the period. Affiliated Managers Group benefited from successfully completely its expansion into the high net worth individual wealth management business.

56

SPDR S&P Capital Markets ETF —
Management’s Discussion of Fund Performance (continued)

The top negative contributors to the Fund’s performance were Morgan Stanley, Goldman Sachs Group, Inc. and Franklin Resources, Inc. Morgan Stanley and The Goldman Sachs were both plagued by mounting regulatory probes and continued concerns involving the credit crisis. Franklin Resources continued to suffer from investor disappointment in their underwhelming revenue and profit growth.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

57

SPDR S&P Capital Markets ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Capital Markets ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN

			KBW CAPITAL	S&P CAPITAL				S&P CAPITAL
	NET ASSET	MARKET	MARKETS	MARKETS SELECT	NET ASSET	MARKET	KBW CAPITAL	MARKETS SELECT
	VALUE	VALUE	INDEX	INDUSTRY INDEX (3)	VALUE	VALUE	MARKETS INDEX	INDUSTRY INDEX (3)

ONE YEAR (1)	−9.53%	−9.61%	−13.59%	N/A	−9.53%	−9.61%	−13.59%	N/A

THREE YEARS (1)	−1.61%	−1.75%	−5.26%	N/A	−0.54%	−0.59%	−1.78%	N/A

FIVE YEARS (1)	−51.06%	−51.03%	−52.79%	N/A	−13.32%	−13.31%	−13.93%	N/A

SINCE INCEPTION (1)(2)	−33.38%	−33.44%	−35.31%	N/A	−5.93%	−5.94%	−6.33%	N/A

(1)	Effective October 24, 2011, the Fund changed its benchmark index to the S&P Capital Markets Select Industry Index from the KBW Capital Markets Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index prior to October 24, 2011.
(2)	For the period November 8, 2005 to June 30, 2012.
(3)	The S&P Capital Markets Select Industry Index inception date is September 12, 2011.

58

SPDR S&P Capital Markets ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

(1)	Effective October 24, 2011, the Fund changed its benchmark index to the S&P Capital Markets Select Industry Index from the KBW Capital Markets Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to October 24, 2011.
(2)	The S&P Capital Markets Select Industry Index inception date is September 12, 2011.

59

SPDR S&P Capital Markets ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

			FEDERATED
			INVESTORS,		AMERIPRISE
DESCRIPTION	LAZARD, LTD. (CLASS A)	AMERICAN CAPITAL, LTD.	INC. (CLASS B)	SEI INVESTMENTS CO.	FINANCIAL, INC.

MARKET VALUE	$694,453	685,777	676,345	675,942	669,660

% OF NET ASSETS	3.0	2.9	2.9	2.9	2.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Asset Management & Custody Banks	61.7%
Investment Banking & Brokerage	37.8
Short Term Investments	26.3
Other Assets & Liabilities	(25.8)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

60

SPDR S&P Insurance ETF —
Management’s Discussion of Fund Performance

The SPDR S&P Insurance ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded companies in the insurance industry. In seeking this objective, the Fund uses a replication strategy.

Prior to October 24, 2011 the Fund was benchmarked to the KBW Insurance Index. In the period since October 24, 2011 the Fund has tracked the S&P Insurance Select Industry Index. The S&P Select Index provides access to the same market segments as the Fund’s prior index with the potential for broader diversification and reduced concentration risk. For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was −0.65%, and the total return for the KBW Insurance Index was −6.00%. For the period July 1, 2011 through October 23, 2011 the total return for the Fund was −12.09%. Since October 24, 2011 the total return for the Fund was 13.01% and the total return for S&P Insurance Select Industry Index (the “Index”) was 13.33%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the respective Index during the Reporting Period can be largely attributed to well as expenses of managing the Fund.

The first quarter of the fiscal year reacted to a progressive downshift in expectations for global economic growth. Sector performance during this period saw delineation between economically sensitive groups, which attracted aggressive selling, and more defensive areas which handily outperformed the broader US equity market. Financials, which includes the insurance industry, were stark laggards as the Fund lost about a quarter of its value over the first three months of the Reporting period. The combined challenges of slow loan growth, flattening yield curves, fragile balance sheets, and potential liabilities for past miscues kept the sector under pressure. Shares of banks and major dealers have been a drag on the financials, but in-line performance from insurance stocks prevented devastation in many lenders from taking a greater toll on the sector. A more sanguine outlook allowed economically sensitive equities to take a leadership role in October and recover from their summer beating. Respectable profits at many financial firms indicated that US earnings remained capable of outperforming expectations even against an uncertain economic backdrop. The Fund had significant positive returns in October.

Stocks in the US began 2012 with an impressive uptrend, as ample liquidity and defensive positioning fostered persistent share buying. Quarterly earnings reports were solid, and a steady drumbeat of auspicious economic news, including declining jobless claims and rallying consumer confidence, provided an encouraging fundamental backdrop. Sector performance in the first quarter of 2012 favored those groups, such as financials, that stood to benefit most from a more promising economic situation, although lingering worries about international activity took a toll on resource-related issues later in the period. Within the financials sector, the consumer banks, capital markets and diversified financial industries rallied significantly in the first calendar quarter of 2012 as they were helped by favorable credit conditions and well-received bank stress tests. The Index had smaller gains as property-casualty carriers generally take less risk investing in order to satisfy liquidity demands. In the last quarter of the Reporting period, collapsing oil prices diminished inflation risks considerably, and as share buyers began contemplating the potential for new and concerted central bank measures, volatility ebbed and the Fund reversed all gains during the Reporting period.

On an individual security level, the top positive contributors to the Fund’s performance were Protective Life Corp., The Chubb Corp. and Cincinnati Financial Corp. Protective Life returned significant positive returns during the Reporting period as the company has steadily increased its dividends since reducing them amid the global financial crisis. Chubb has remained profitable and its underwriting results have been better than competitors. Cincinnati Financial has benefited from property and casualty insurance rates rising, and higher earned premiums. The top negative contributors to the Fund’s performance were MetLife, Inc., MGIC

61

SPDR S&P Insurance ETF —
Management’s Discussion of Fund Performance (continued)

Investment Corp. and Genworth Financial, Inc. (Class A). MetLife, the second largest weight in the Index, lost about a third of its value over the Reporting period. Natural disasters have hit property and casualty insurers hard and low interest rates have limited returns. MGIC Investment was down on continued delinquencies and loan losses. Genworth Financial had disappointing results in US mortgage insurance and continues to suffer from the troubled real estate market. Consumer confidence is lacking as the CEO resigned in May after shelving a plan for an initial public offering of its Australia mortgage insurance unit. Genworth Financial’s debt is also on review for possible downgrade by Moody’s.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

62

SPDR S&P Insurance ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Insurance ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN

			KBW	S&P INSURANCE			KBW	S&P INSURANCE
	NET ASSET	MARKET	INSURANCE	SELECT INDUSTRY	NET ASSET	MARKET	INSURANCE	SELECT INDUSTRY
	VALUE	VALUE	INDEX	INDEX (3)	VALUE	VALUE	INDEX	INDEX (3)

ONE YEAR (1)	−0.65%	−0.67%	−6.00%	N/A	−0.65%	−0.67%	−6.00%	N/A

THREE YEARS (1)	61.01%	60.91%	53.57%	N/A	17.21%	17.18%	15.37%	N/A

FIVE YEARS (1)	−24.91%	−24.88%	−28.03%	N/A	−5.57%	−5.56%	−6.36%	N/A

SINCE INCEPTION (1)(2)	−12.62%	−12.66%	−15.75%	N/A	−2.01%	−2.02%	−2.54%	N/A

(1)	Effective October 24, 2011, the Fund changed its benchmark index to the S&P Insurance Select Industry Index from the KBW Insurance Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index prior to October 24, 2011.
(2)	For the period November 8, 2005 to June 30, 2012.
(3)	The S&P Insurance Select Industry Index inception date is September 12, 2011.

63

SPDR S&P Insurance ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

(1)	Effective October 24, 2011, the Fund changed its benchmark index to the S&P Insurance Select Industry Index from the KBW Insurance Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to October 24, 2011.
(2)	The S&P Insurance Select Industry Index inception date is September 12, 2011.

64

SPDR S&P Insurance ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	ASSURED GUARANTY,	PROTECTIVE LIFE		PRINCIPAL FINANCIAL	AMERICAN
DESCRIPTION	LTD.	CORP.	TORCHMARK CORP.	GROUP, INC.	INTERNATIONAL GROUP, INC.

MARKET VALUE	$2,599,532	2,457,617	2,398,496	2,384,622	2,372,542

% OF NET ASSETS	2.8	2.6	2.6	2.5	2.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Property & Casualty Insurance	33.8%
Life & Health Insurance	20.0
Reinsurance	18.9
Multi-line Insurance	17.3
Insurance Brokers	9.8
Short Term Investments	8.8
Other Assets & Liabilities	(8.6)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

65

SPDR S&P Mortgage Finance ETF —
Management’s Discussion of Fund Performance

The SPDR S&P Mortgage Finance ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of an index derived from the mortgage banking, processing and marketing segment of the U.S. financial services industry. In seeking this objective, the Fund uses a replication strategy.

Prior to October 24, 2011 the Fund was benchmarked to the KBW Mortgage Finance Index. In the period since October 24, 2011 the Fund has tracked the S&P Mortgage Finance Select Industry Index. The S&P Select Index provides access to the same market segments as the Fund’s prior index with the potential for broader diversification and reduced concentration risk. For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was 2.96%, and the total return for the KBW Mortgage Finance Index was 16.96%. For the period July 1, 2011 through October 23, 2011 the total return for the Fund was −17.57%. Since October 24, 2011 the total return for Fund was 24.91% and the total return for the S&P Mortgage Finance Select Industry Index (the “Index”) was 25.23%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period can be attributed largely to the expenses of managing the Fund. While the industry remained the same, the methodology and subsequent weightings of the constituents were quite different and the two indices cannot be used interchangeably for performance purposes. Several factors in addition to fees and expenses contributed to the Fund deviating from the Index over the past year. Cash, security misweights, transaction costs and raising cash for the dividend distribution all contributed to tracking differential between the Fund and each respective benchmark.

The Index represents our nation’s mortgage lending institutions. While the U.S. bank stress test results suggest that the banking system has made marked improvement, it continues to experience some burdens. The recovery is still being hampered by the continuing malaise in the residential housing market, with weakness persisting since December, and house prices remain below their pre-crisis peaks. Additionally, about ten percent of housing-related loans are either delinquent (i.e., 30 days or more in arrears) or in some stage of foreclosure.

On an individual security level, the top positive contributors to the Fund’s performance for the period October 24, 2011 to June 30, 2012 were Pulte Group, Inc., The Ryland Group, Inc. and Lennar Corp. (Class A). All three of these top contributors are leading national homebuilders with mortgage finance companies. Over the period ended June 30, 2012 industry volumes continued to remain down versus prior years, however positive sales momentum with strong year over year net new orders suggests a positive shift in buyer sentiment. The top negative contributors to the Fund’s performance were MGIC Investment Corp., XL Group PLC, and Old Republic International Corp. All three of these negative contributors are considered insurance companies with mortgage guaranty components of their business. Both MGIC and XL Group were down on continued delinquencies and loan losses. Old Republic largely underperformed during the last week of the period following its announcement on June 22, 2012 that it had withdrawn the previously announced spin-off of its Republic Financial Indemnity Group, Inc. subsidiary stock to ORI shareholders, concurrently reversing the financial effect of the partial RFIG leveraged buy-out.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

66

SPDR S&P Mortgage Finance ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/29/09, 4/30/09, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Mortgage Finance ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN

				S&P MORTGAGE				S&P MORTGAGE
	NET ASSET	MARKET	KBW MORTGAGE	FINANCE SELECT	NET ASSET	MARKET	KBW MORTGAGE	FINANCE SELECT
	VALUE	VALUE	FINANCE INDEX	INDUSTRY INDEX (3)	VALUE	VALUE	FINANCE INDEX	INDUSTRY INDEX (3)

ONE YEAR (1)	2.96%	2.93%	16.96%	N/A	2.96%	2.93%	16.96%	N/A

THREE YEARS (1)	14.83%	14.62%	31.06%	N/A	4.72%	4.65%	9.43%	N/A

SINCE INCEPTION (1)(2)	1.35%	1.31%	15.71%	N/A	0.43%	0.41%	4.59%	N/A

(1)	Effective October 24, 2011, the Fund changed its benchmark index to the S&P Mortgage Finance Select Industry Index from the KBW Mortgage Finance Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index prior to October 24, 2011.
(2)	For the period April 29, 2009 to June 30, 2012.
(3)	The S&P Mortgage Finance Select Industry Index inception date is September 12, 2011.

67

SPDR S&P Mortgage Finance ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

(1)	Effective October 24, 2011, the Fund changed its benchmark index to the S&P Mortgage Finance Select Industry Index from the KBW Mortgage Finance Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to October 24, 2011.
(2)	The S&P Mortgage Finance Select Industry Index inception date is September 12, 2011.

68

SPDR S&P Mortgage Finance ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

DESCRIPTION	M.D.C. HOLDINGS, INC.	PULTE GROUP, INC.	THE RYLAND GROUP, INC.	LENNAR CORP. (CLASS A)	ASSURED GUARANTY, LTD.

MARKET VALUE	$129,046	127,683	127,670	124,753	123,544

% OF NET ASSETS	3.3	3.3	3.3	3.2	3.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Insurance	53.4%
Thrifts & Mortgage Finance	23.9
Household Durables	22.5
Short Term Investments	26.1
Other Assets & Liabilities	(25.9)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

69

SPDR S&P Regional Banking ETF —
Management’s Discussion of Fund Performance

The SPDR S&P Regional Banking ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of an index derived from the regional banking segment of the U.S. banking industry. In seeking this objective, the Fund uses a replication strategy.

Prior to October 24, 2011 the Fund was benchmarked to the KBW Regional Banking Index. In the period since October 24, 2011 the Fund has tracked the S&P Regional Banks Select Industry Index. The S&P Select Index provides access to the same market segments as the Fund’s prior index with the potential for broader diversification and reduced concentration risk. For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was 9.59%, and the total return for the KBW Regional Banking Index was 9.07%. For the period July 1, 2011 through October 23, 2011 the total return for the Fund was −9.44%. Since October 24, 2011 the total return for Fund was 21.01% and the total return for the S&P Regional Banks Select Industry Index (the “Index”) was 21.41%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period can be attributed largely to cash drag and compounding.

The regional banks sector continued its gradual recovery in the second half of calendar year 2011 as risk aversion dominated investor sentiment. The beginning of 2012 witnessed a reversal and equities received a strong boost on grounds of improving corporate profits and concerted government actions to create macroeconomic stability. However, there tends to be seasonality in this rally that is affected by the overall concerns about the health of the economy, the decisions made by the Fed on their accommodating monetary easing and the momentum of mortgage refinancing. The lingering Eurozone crisis also weighed down on the US financial markets in the last calendar quarter and left the banks sector specifically in abeyance.

On an individual security level, the top positive contributors to the Fund’s performance were Regions Financial Corp., Texas Capital Bancshares, Inc. and Boston Private Financial Holdings, Inc. Regions Financial benefited from their lower loan-loss provisions and Texas Capital and Boston Private Financial reaped profits owing to its large client base in the commercial lending platform. The top negative contributors to the Fund’s performance were First Midwest Bancorp, Inc., SVB Financial Group, and First Niagara Financial Group, Inc. These firms witnessed dwindling earnings as outstanding claims, provisioning and litigation expenses and exposure to mortgage risk grew and weighed on their performance.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

70

SPDR S&P Regional Banking ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/06, 6/22/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Regional Banking ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN

			KBW				KBW
			REGIONAL	S&P REGIONAL BANKS			REGIONAL	S&P REGIONAL BANKS
	NET ASSET	MARKET	BANKING	SELECT INDUSTRY	NET ASSET	MARKET	BANKING	SELECT INDUSTRY
	VALUE	VALUE	INDEX	INDEX (3)	VALUE	VALUE	INDEX	INDEX (3)

ONE YEAR (1)	9.59%	9.74%	9.07%	N/A	9.59%	9.74%	9.07%	N/A

THREE YEARS (1)	56.75%	57.09%	56.70%	N/A	16.16%	16.25%	16.15%	N/A

FIVE YEARS (1)	−31.67%	−32.07%	−32.14%	N/A	−7.33%	−7.44%	−7.46%	N/A

SINCE INCEPTION (1)(2)	−32.71%	−32.64%	−32.36%	N/A	−6.35%	−6.34%	−6.22%	N/A

(1)	Effective October 24, 2011, the Fund changed its benchmark index to the S&P Regional Banks Select Industry Index from the KBW Regional Banking Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index prior to October 24, 2011.
(2)	For the period June 19, 2006 to June 30, 2012.
(3)	The S&P Regional Banks Select Industry Index inception date is September 12, 2011.

71

SPDR S&P Regional Banking ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

	SPDR S&P		S&P Regional
	Regional Banking	KBW Regional	Banks Select
	ETF (a)	Banking Index	Industry Index
	(1)	(b)	(c) (2)
6/19/2006	10000	10000
06/30/06	10066	10066
07/31/06	10127	10132
08/31/06	10189	10199
09/30/06	10257	10269
10/31/06	10247	10263
11/30/06	10442	10464
12/31/06	10593	10692
01/31/07	10456	10554
02/28/07	10316	10422
03/31/07	10183	10292
04/30/07	9916	10025
05/31/07	10111	10229
06/30/07	9848	9968
07/31/07	8929	9039
08/31/07	9601	9725
09/30/07	9533	9658
10/31/07	9112	9228
11/30/07	8678	8791
12/31/07	8262	8343
01/31/08	8630	8719
02/29/08	7558	7630
03/31/08	7829	7904
04/30/08	7665	7738
05/31/08	7366	7435
06/30/08	5958	6005
07/31/08	6791	6844
08/31/08	7230	7286
09/30/08	8038	8099
10/31/08	7376	7426
11/30/08	6723	6764
12/31/08	6747	6795
01/31/09	4778	4805
02/28/09	4193	4215
03/31/09	4505	4530
04/30/09	4854	4883
05/31/09	4667	4695
06/30/09	4293	4316
07/31/09	4879	4906
08/31/09	4971	5000
09/30/09	5024	5050
10/31/09	4806	4832
11/30/09	4947	4972
12/31/09	5263	5291
01/31/10	5695	5727
02/28/10	5785	5819
03/31/10	6192	6231
04/30/10	6616	6659
05/31/10	5979	6020
06/30/10	5482	5518
07/31/10	5657	5695
08/31/10	5028	5063
09/30/10	5474	5514
10/31/10	5408	5450
11/30/10	5387	5430
12/31/10	6317	6372
01/31/11	6259	6315
02/28/11	6395	6453
03/31/11	6401	6461
04/30/11	6426	6488
05/31/11	6219	6281
06/30/11	6141	6202
07/31/11	5978	6039
08/31/11	5334	5388	10000
09/30/11	4688	4733	9657
10/31/11	5687	5710	11477
11/30/11	5735	5805	11578
12/31/11	5961	6044	12045
01/31/12	6295	6354	12725
02/29/12	6566	6558	13275
03/31/12	6969	6938	14098
04/30/12	6874	6839	13908
05/31/12	6532	6512	13218
06/30/12	6729	6764	13624

(1)	Effective October 24, 2011, the Fund changed its benchmark index to the S&P Regional Banks Select Industry Index from the KBW Regional Banks Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to October 24, 2011.
(2)	The S&P Regional Banks Select Industry Index inception date is September 12, 2011.

72

SPDR S&P Regional Banking ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	SYNOVUS	BANCORP	REGIONS	EAST	SUNTRUST
DESCRIPTION	FINANCIAL CORP.	SOUTH, INC.	FINANCIAL CORP.	WEST BANCORP, INC.	BANKS, INC.

MARKET VALUE	$22,404,003	21,863,867	21,733,360	21,656,817	21,632,108

% OF NET ASSETS	1.9	1.9	1.9	1.9	1.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Regional Banks	96.3%
Thrifts & Mortgage Finance	3.5
Short Term Investments	11.1
Other Assets & Liabilities	(10.9)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

73

SPDR Morgan Stanley Technology ETF —
Management’s Discussion of Fund Performance

The SPDR Morgan Stanley Technology ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded electronics-based technology companies. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was −1.21%, and the total return for the Morgan Stanley Technology Index (the “Index”) was −0.81%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

The Fund experienced negative returns for the one year reporting period. Although other Information Technology market cap indices had positive returns for the one year reporting period, the Fund’s relative underperformance was mainly due to its equal weighting methodology. Despite a soft economy, consumers still demanded and spent money on smart phones and gadgets that kept them satisfied with their social media needs. The Fund began the one year reporting period with a negative return for the third quarter of 2011. Weak payroll data in July 2011 prevented respectable second-quarter earnings reports from boosting share prices in sustainable fashion, especially as negotiations on expansion of the US debt ceiling grew increasingly rancorous. The Fund rebounded with positive returns in the fourth quarter of 2011 and first quarter of 2012. Although volatilities were increased, US equity prices stabilized in September 2011 as the Federal Reserve made a commitment to hold interest rates at minimal levels well into 2013. Hopes for progress in the Eurozone debt situation led to an improved outlook and higher equity prices in October. Stocks in the US began 2012 with an impressive uptrend, as ample liquidity and defensive positioning fostered equity investment. Solid quarterly earnings reports, declining jobless claims, and rallying consumer confidence, provided an encouraging fundamental backdrop. Stocks stumbled in early April when March payroll figures came in much lower than expected. Equity performance in May reflected the challenges of higher unemployment figures in the US and growing concerns that Greece might wind up leaving the Eurozone. The Fund ended the second quarter of 2012 with negative returns.

On an individual security level, the top positive contributors to the Fund’s performance were Apple, Inc., Seagate Technology PLC., and LinkedIn Corp. (Class A). Apple had robust iPhone sales and solid iPhone and Mac growth. LinkedIn reported strong results highlighted by strength in hiring solutions, marketing solutions, and premium subscriptions. The top negative contributors to the Fund’s performance were Nokia Oyj., Hewlett-Packard Co., and Felefonaktiebolaget LM Ericsson (Class B). Nokia’s net sales declined in 2011. Hewlett-Packard Co. is being hit by softness in the consumer PC market with volumes continuing to decline as well as the strategy to reduce headcount by the end of Fiscal Year 2013. Ericsson has been negatively impacted from a lack of sales growth and declining earnings.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

74

SPDR Morgan Stanley Technology ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Morgan Stanley Technology ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.50%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			MORGAN STANLEY			MORGAN STANLEY
	NET ASSET	MARKET	TECHNOLOGY	NET ASSET	MARKET	TECHNOLOGY
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	−1.21%	−1.17%	−0.81%	−1.21%	−1.17%	−0.81%

THREE YEARS	45.24%	45.08%	47.31%	13.25%	13.20%	13.78%

FIVE YEARS	6.43%	6.41%	8.72%	1.25%	1.25%	1.69%

TEN YEARS	98.68%	98.40%	108.35%	7.11%	7.09%	7.62%

75

SPDR Morgan Stanley Technology ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

76

SPDR Morgan Stanley Technology ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	LINKEDIN CORP.	SEAGATE
DESCRIPTION	(CLASS A)	TECHNOLOGY PLC	APPLE, INC.	TERADATA CORP.	EBAY, INC.

MARKET VALUE	$6,947,614	6,904,122	6,602,120	6,295,690	5,953,153

% of NET ASSETS	4.2	4.1	4.0	3.8	3.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Software	20.1%
Semiconductors & Semiconductor Equipment	17.0
Computers & Peripherals	15.2
IT Services	15.0
Communications Equipment	13.6
Internet Software & Services	12.9
Internet & Catalog Retail	3.3
Electronic Equipment, Instruments & Components	2.8
Short Term Investments	8.5
Other Assets & Liabilities	(8.4)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

77

SPDR S&P Dividend ETF —
Management’s Discussion of Fund Performance

The SPDR S&P Dividend ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded issuers that have historically followed a policy of making dividend payments. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended June 30th, 2012 (the “Reporting Period”), the total return for the Fund was 6.46%, and the total return for the S&P High Yield Dividend Aristocrats Index (the “Index”) was 6.84%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The Fund underperformed the benchmark slightly due to the expenses of managing the Fund.

With its focus on higher yielding dividend-paying companies, the Fund tends to own securities which are in industries considered to be defensive. During periods of market uncertainty, higher yielding stocks are also thought of as defensive since their dividends are thought to offer a cushion against market downturns. With the ongoing financial concerns in Europe and a slowdown in economic activity in China, these defensive names have performed well over the past year. With investors searching for yield, dividend stocks have been very much in favor over the last year and there has been strong investor interest and assets flowing to these high-dividend-paying securities.

The Fund invested in total return equity swaps to achieve efficient exposure to certain constituents of the Index during the Reporting Period. The use of these swaps helped keep the Fund’s tracking error in line with the Index.

On an individual security level, the top positive contributors to the Fund’s performance were Cincinnati Financial Corp., HCP, Inc., and Kimberly-Clark Corp. Cincinnati Financial has benefited from property and casualty insurance rates rising, and higher earned premiums, while HCP, a healthcare REIT, stands to benefit from the new federal health care law passed by Congress. Since business is expected to grow for hospitals and other medical facilities, HCP Inc. as an owner of some of these properties, stands to benefit. Kimberly-Clark also had a strong year, as it have been working to expand its existing portfolio to new consumer groups, as well as reaching out to new market segments with new products. The top negative contributors to the Fund’s performance were Pitney Bowes, Inc., National Fuel Gas Co., and Walgreen Co. Pitney Bowes has struggled to react to weakness in mail delivery as technology now has changed the way companies reach out to customers. National Fuel Gas has struggled this past year along with other natural gas companies who have been hurt both in the exploration and in the delivery business as natural gas prices saw large declines. Walgreen has also struggled as a disagreement with pharmacy benefits manager Express Scripts has caused prescriptions and revenues to drop significantly. Walgreen’s top competitors are enjoying an increase in traffic and revenues as a result.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

78

SPDR S&P Dividend ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/8/05, 11/15/05, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Dividend ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P HIGH YIELD			S&P HIGH YIELD
	NET ASSET	MARKET	DIVIDEND	NET ASSET	MARKET	DIVIDEND
	VALUE	VALUE	ARISTOCRATS INDEX	VALUE	VALUE	ARISTOCRATS INDEX

ONE YEAR	6.46%	6.50%	6.84%	6.46%	6.50%	6.84%

THREE YEARS	62.47%	62.56%	64.09%	17.56%	17.58%	17.95%

FIVE YEARS	9.52%	9.22%	10.31%	1.84%	1.78%	1.98%

SINCE INCEPTION (1)	34.61%	34.65%	36.06%	4.57%	4.58%	4.73%

(1)	For the period November 8, 2005 to June 30, 2012.

79

SPDR S&P Dividend ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

80

SPDR S&P Dividend ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

		LEGGETT &			CINCINNATI
DESCRIPTION	PITNEY BOWES, INC.	PLATT, INC.	AT&T, INC.	HCP, INC.	FINANCIAL CORP.

MARKET VALUE	$354,363,148	276,709,859	271,655,776	267,549,530	237,950,215

% OF NET ASSETS	3.9	3.0	3.0	2.9	2.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Insurance	8.6%
Household Products	7.8
Gas Utilities	6.7
Food & Staples Retailing	5.3
Machinery	5.0
Chemicals	5.0
Real Estate Investment Trusts	4.6
Commercial Services & Supplies	4.5
Pharmaceuticals	4.2
Multi-Utilities	4.1
Beverages	3.4
Containers & Packaging	3.3
Household Durables	3.0
Capital Markets	3.0
Diversified Telecommunication Services	3.0
Health Care Equipment & Supplies	2.9
Electrical Equipment	2.8
Food Products	2.5
Metals & Mining	2.4
Commercial Banks	2.2
IT Services	1.8
Oil, Gas & Consumable Fuels	1.7
Hotels, Restaurants & Leisure	1.7
Computers & Peripherals	1.7
Distributors	1.7
Industrial Conglomerates	1.6
Specialty Retail	1.4
Media	1.4
Multiline Retail	1.2
Textiles, Apparel & Luxury Goods	1.1
Short Term Investments	10.3
Other Assets & Liabilities	(9.9)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

81

SPDR Aerospace & Defense ETF —
Management’s Discussion of Fund Performance

The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of multinational blue-chip issuers. In seeking this objective, the Fund uses a replication strategy.

From September 28, 2011 (the Fund’s inception) through June 30, 2012 (the “Reporting Period”), the total return for the Fund was 18.86%, and the total return for the SPDR S&P Aerospace & Defense Select Industry Index (the “Index”) was 19.13%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential between the Fund and the Index is mainly due to the expenses of managing the Fund.

The commercial aircraft industry had its best year ever for production and its second best year for orders in the 2011 calendar year. This growth has continued into 2012. The Aerospace and Defense industry in general is becoming more global due to heightened competition, growing travel demands, and security requirements in emerging markets. This globalization provides opportunities for lower cost and for technologically advanced product introductions. These can be designed and manufactured anywhere, anytime, largely due to the Internet and digital product definition, design, and manufacturing software. Globalization is also affecting product selections, in that military and commercial customers alike are requiring that value be offset by placing work in their countries of origin. This is all reflected in the positive performance of the Fund and industry. The upward movement continues, as traditional countries are pressured to keep their jobs at home, but is balanced by the need for companies to grow revenues and continue to reduce labor costs. The trend in the industry toward globalization is also marked by new market entrants, some of which receive government financial support that may potentially invite World Trade Organization consideration in future years. All of this has driven the Fund’s positive return.

On an individual security level, the top positive contributors to the Fund’s performance were: Textron, Inc., TransDigm Group, Inc., and Goodrich Corp. The primary driver of Textron was Cessna, and improved optimism about the outlook for this division has driven the increase. TransDigm Group’s performance was boosted by the acquisitions of AmSafe, Schneller and Harco, as well as growth from commercial original equipment manufacturers. Goodrich was positively affected by passenger air traffic trending up. Maintenance schedules and low parts inventories meant airlines increased their spending.

The top negative contributors to the Fund’s performance were: GeoEye, Inc., AAR Corp. and DigitalGlobe. For GeoEye, the performance reflects the significant EnhancedView cut and uncertainty on the satellite cost share. AAR Corp. had lower anticipated profits for ongoing military support and reduced activity for other defense services. DigitalGlobe cited a downturn in government value-added services and unprofitable hardware sales (DAP and RGT infrastructure).

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

82

SPDR S&P Aerospace & Defense ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/28/11, 9/29/11, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Aerospace & Defense ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P AEROSPACE &			S&P AEROSPACE &
	NET ASSET	MARKET	DEFENSE SELECT	NET ASSET	MARKET	DEFENSE SELECT
	VALUE	VALUE	INDUSTRY INDEX	VALUE	VALUE	INDUSTRY INDEX

SINCE INCEPTION (1)	18.86%	18.87%	19.13%	N/A	N/A	N/A

(1)	For the period September 28, 2011 to June 30, 2012.

83

SPDR S&P Aerospace & Defense ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

84

SPDR S&P Aerospace & Defense ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

			NORTHROP	L-3 COMMUNICATIONS
DESCRIPTION	RAYTHEON CO.	HEXCEL CORP.	GRUMMAN CORP.	HOLDINGS, INC.	THE BOEING CO.

MARKET VALUE	$654,577	637,941	636,752	634,266	633,853

% OF NET ASSETS	4.4	4.3	4.3	4.3	4.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Aerospace & Defense	99.7%
Short Term Investments	24.5
Other Assets & Liabilities	(24.2)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

85

SPDR S&P Biotech ETF —
Management’s Discussion of Fund Performance

The SPDR S&P Biotech ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of an index derived from the biotechnology segment of a U.S. total market composite index. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended June 30th, 2012 (the “Reporting Period”), the total return for the Fund was 21.15%, and the total return for the S&P Biotechnology Select Industry Index (the “Index”) was 21.40%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The Fund underperformed the benchmark slightly due to the expenses of managing the Fund.

The Biotechnology industry had a strong year, benefitting primarily from its defensive characteristics. During periods of market uncertainty, biotechnology stocks are perceived to be defensive since their revenues do not necessarily follow what the rest of the market delivers. The past year saw a number of new drug launches and also commercial successes for the firms that introduced them. Because of the capital intensive nature of the industry, if a new drug does not perform as well as expected, a company’s stock can suffer as a result of the decreased revenues. A number of unsuccessful drugs were introduced into the marketplace this past year as well.

On an individual security level, the top positive contributors to the Fund’s performance were Medivation, Inc., Amylin Pharmaceuticals, Inc., and Alexion Pharmaceuticals, Inc. Investors have been betting on Medivation’s new prostrate cancer drug to have large commercial success while Amylin and its two successful, FDA-approved diabetes drugs are soon to be acquired by a joint Bristol Myers Squibb and AstraZeneca venture. Alexion Pharmaceuticals has also had a strong year primarily due to sales and expectations for its Soliris drug which is used to treat paroxysmal nocturnal hemoglobinuria and atypical hemolytic uremic syndrome. The top negative contributors to the Fund’s performance were Savient Pharmaceuticals, Dendreon Corp., and InterMune, Inc. Savient has struggled with the launch of its gout drug Krystexxa and has also been put under pressure by its largest creditor to liquidate itself. Dendreon has an innovative cancer drug in Provenge, however, it is costly and has not had commercial success. Intermune’s poor performance stems from delays and disappointments with its lung drug Esbriet.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

86

SPDR S&P Biotech ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/31/06, 2/6/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Biotech ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P BIOTECHNOLOGY	NET ASSET	MARKET	S&P BIOTECHNOLOGY
	VALUE	VALUE	SELECT INDUSTRY INDEX	VALUE	VALUE	SELECT INDUSTRY INDEX

ONE YEAR	21.15%	21.05%	21.40%	21.15%	21.05%	21.40%

THREE YEARS	74.47%	74.34%	75.53%	20.39%	20.36%	20.63%

FIVE YEARS	76.34%	76.16%	78.59%	12.01%	11.99%	12.30%

SINCE INCEPTION (1)	81.30%	81.23%	84.73%	9.72%	9.71%	10.04%

(1) For the period January 31, 2006 to June 30, 2012.

87

SPDR S&P Biotech ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

88

SPDR S&P Biotech ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	ARENA	ONYX		SPECTRUM
DESCRIPTION	PHARMACEUTICALS, INC.	PHARMACEUTICALS, INC.	PHARMACYCLICS, INC.	PHARMACEUTICALS, INC.	CEPHEID, INC.

MARKET VALUE	$24,319,354	22,647,622	22,308,021	21,254,867	19,445,039

% OF NET ASSETS	3.8	3.5	3.5	3.3	3.0

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Biotechnology	99.8%
Short Term Investments	23.7
Other Assets & Liabilities	(23.5)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

89

SPDR S&P Health Care Equipment ETF —
Management’s Discussion of Fund Performance

The SPDR S&P Health Care Equipment ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of an index derived from the health care equipment and supplies segment of a U.S. total market composite index. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was 4.51%, and the total return for the S&P Health Care Equipment Select Industry Index (the “Index”) was 4.89%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. Several factors contributed to the Fund trailing its benchmark, including the expenses of managing the Fund, such as cash, security misweights versus the Index, transaction costs and compounding (the exponential growth of outperformance or underperformance).

Despite a negative start in the first three months of the reporting period, the double digit positive returns that followed allowed the Fund to finish the reporting period with positive returns. While many other sectors in the S&P 500 Index were plagued with financial concerns over the economy both in the US and abroad, the health care sector was one of only five sectors that ended the year with positive returns, ending the reporting period as the best performer in the month of June. Typically, the healthcare sector reacts less sensitively to economic conditions. Additionally, a large part of the longer term growth in the health care equipment industry can be attributed to the rising aging population and growing need for medical equipment and imaging procedures. Unfortunately, this growth was partially minimized by the pending Supreme Court decision regarding the new health care law that loomed in the industry throughout the Reporting Period. The uncertainty over whether the law would be upheld weighed on various health care stocks at times during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Zoll Medical Corp., Align Technology, Inc. and Intuitive Surgical, Inc. Zoll Medical was the lead contributor thanks to very high returns as a result of continued success with Automated External Defibrillator product sales. Align Technology also enjoyed a very successful period thanks to strong earnings and continued success in their Invisalign product line. Intuitive Surgical’s stock benefited from continued strong sales and revenue growth. The top negative contributors to the Fund’s performance were Alere, Inc., Invacare Corp. and Hill-Rom Holdings, Inc. Alere was the top negative contributor as its annual sales suffered and it was plagued by a large recall of one of its key products toward the end of the reporting period. Invacare returns fell dramatically as a result of continued threats from the FDA to halt production at one of their wheelchair manufacturing plants due to quality concerns. Hill-Rom Holdings had a difficult year as well with very low profit margin and slowed growth in its international sales.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

90

SPDR S&P Health Care Equipment ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/26/11, 1/27/11, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Health Care Equipment ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2012

		CUMULATIVE TOTAL RETURN		AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P HEALTH CARE EQUIPMENT	NET ASSET	MARKET	S&P HEALTH CARE EQUIPMENT
	VALUE	VALUE	SELECT INDUSTRY INDEX	VALUE	VALUE	SELECT INDUSTRY INDEX

ONE YEAR	4.51%	4.39%	4.89%	4.51%	4.39%	4.89%

SINCE INCEPTION (1)	14.37%	14.14%	14.96%	9.85%	9.69%	10.24%

(1) For the period January 26, 2011 to June 30, 2012.

91

SPDR S&P Health Care Equipment ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

92

SPDR S&P Health Care Equipment ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	NUVASIVE,	EDWARDS LIFESCIENCES	IDEXX LABORATORIES,	ALIGN TECHNOLOGY,	C.R. BARD,
DESCRIPTION	INC.	CORP.	INC.	INC.	INC.

MARKET VALUE	$625,961	616,804	592,545	572,066	566,531

% OF NET ASSETS	2.7	2.7	2.6	2.5	2.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Health Care Equipment	83.0%
Health Care Supplies	16.8
Short Term Investments	0.2
Other Assets & Liabilities	0.0 **

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount represents less than 0.05% of net assets.

93

SPDR S&P Health Care Services ETF —
Management’s Discussion of Fund Performance

The SPDR S&P Health Care Services ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of an index derived from the health care providers and services segment of a U.S. total market composite index. In seeking this objective, the Fund uses a replication strategy.

From September 28,2011 ( the Fund’s inception) through June 30th, 2012 (the “Reporting Period”), the total return for the Fund was 24.35%, and the total return for the S&P Health Care Services Select Industry Index (the “Index”) was 24.71%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. Several factors contributed to the Fund trailing its benchmark, including the expenses of managing the Fund, cash, security misweights, transaction costs and compounding (the exponential growth of outperformance or underperformance).

The healthcare sector was one of the best performing sectors in the S&P 500 Index in calendar year 2011 and this strength continued in calendar year 2012. Companies within the Fund showed signs of an uptrend resulting from dividend yields and sound valuations throughout the Reporting Period. Additionally, the healthcare sector typically exhibits a lack of sensitivity to economic conditions. The pending Supreme Court decision regarding the new health care law loomed in the industry throughout the Reporting Period. The uncertainty over whether the law would be upheld weighed on health care stocks in the latter months of the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Community Health Systems, Inc., AMERIGROUP Corp. and Lincare Holdings, Inc. Strong sales and strong profits landed Community Health Systems the top performer spot in the Fund for the Reporting Period. Amerigroup had strong positive performance thanks to healthy revenues, better than expected earnings per share and growth in the form of expansion efforts. Speculation over a buyout by German company Linde AG helped boost Lincare Holdings’ stock price. The top negative contributors to the Fund’s performance were Accretive Health, Inc., PharMerica Corp. and Amedisys, Inc. Accretive Health saw its stock price decrease by more than 50% due to a lawsuit launched by the Minnesota Attorney General alleging breach of patients’ privacy. Despite strong earnings, PharMerica saw its shares fall when the Federal Trade Commission sued to block a takeover bid by Omnicare. Amedisys saw significant declines in value over the period primarily due to margin contractions, declining sales and increased expenses on salaries and benefits.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

94

SPDR S&P Health Care Services ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/28/11, 9/29/11, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Health Care Services ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2012

		CUMULATIVE TOTAL RETURN		AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P HEALTH CARE SERVICES SELECT	NET ASSET	MARKET	S&P HEALTH CARE SERVICES SELECT
	VALUE	VALUE	INDUSTRY INDEX	VALUE	VALUE	INDUSTRY INDEX

SINCE INCEPTION (1)	24.35%	24.27%	24.71%	N/A	N/A	N/A

(1) For the period September 28, 2011 to June 30, 2012.

95

SPDR S&P Health Care Services ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

96

SPDR S&P Health Care Services ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

		COMMUNITY	HEALTH MANAGEMENT	HMS	HCA
	LINCARE HOLDINGS,	HEALTH SYSTEMS,	ASSOCIATES, INC.	HOLDINGS	HOLDINGS,
DESCRIPTION	INC.	INC.	(CLASS A)	CORP.	INC.

MARKET VALUE	$293,525	246,412	233,804	232,004	230,538

% OF NET ASSETS	3.2	2.6	2.5	2.5	2.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Health Care Services	32.0%
Health Care Facilities	26.8
Managed Health Care	24.5
Health Care Distributors	16.5
Short Term Investments	27.6
Other Assets & Liabilities	(27.4)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

97

SPDR S&P Homebuilders ETF —
Management’s Discussion of Fund Performance

The SPDR S&P Homebuilders ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of an index derived from the homebuilding segment of a U.S. total market composite index. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended June 30th, 2012 (the “Reporting Period”), the total return for the Fund was 19.85%, and the total return for the S&P Homebuilders Select Industry Index (the “Index”) was 20.17%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The Fund underperformed the benchmark slightly due to the expenses of managing the Fund.

The homebuilders industry has benefited from signs that the housing market is recovering. A number of housing indicators including builder confidence, new home sales, and construction starts have increased in 2012. As companies in the industry were forced to adjust operations over the last several years in weak housing markets, construction and administration costs have also come down. In addition to the building companies within the homebuilding industry, the related sub-industries of home improvement and building products are also seeing strong returns from the advance in the housing market.

On an individual security level, the top positive contributors to the Fund’s performance were Lennar Corp. (Class A), D.R. Horton, Inc. and The Ryland Group, Inc. All three builders have posted strong earnings in the last six months related to the improving housing market. The top negative contributors to the Fund’s performance were Tempur-Pedic International, Inc., Whirlpool Corp., and Owens Corning, Inc. After reporting a record first quarter in April 2012, Tempur-Pedic guided on a large negative earnings surprise in June. As the stock price dropped, a number of lawsuits claiming securities fraud have been launched against Tempur-Pedic causing the stock price to suffer further declines. Both Whirlpool and Owens Corning are facing pressure on margins due to increases in materials costs, including steel and asphalt.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

98

SPDR S&P Homebuilders ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/31/06, 2/6/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Homebuilders ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2012

		CUMULATIVE TOTAL RETURN		AVERAGE ANNUAL TOTAL RETURN

S&P HOMEBUILDERS
	NET ASSET	MARKET	S&P HOMEBUILDERS SELECT INDUSTRY	NET ASSET	MARKET	SELECT INDUSTRY
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	19.85%	19.94%	20.17%	19.85%	19.94%	20.17%

THREE YEARS	88.96%	89.09%	90.61%	23.63%	23.66%	23.99%

FIVE YEARS	−23.93%	−24.44%	−24.17%	−5.32%	−5.45%	−5.38%

SINCE INCEPTION (1)	−50.24%	−50.20%	−50.22%	−10.31%	−10.30%	−10.30%

(1) For the period January 31, 2006 to June 30, 2012.

99

SPDR S&P Homebuilders ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

100

SPDR S&P Homebuilders ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

DESCRIPTION	STANDARD PACIFIC CORP.	M.D.C. HOLDINGS, INC.	PULTE GROUP, INC.	THE RYLAND GROUP, INC.	USG CORP.

MARKET VALUE	$50,517,339	50,317,060	49,787,400	49,782,287	49,258,880

% OF NET ASSETS	3.8	3.8	3.8	3.8	3.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Homebuilding	29.5%
Building Products	27.8
Home Furnishing Retail	14.6
Home Furnishings	12.2
Home Improvement Retail	9.6
Household Appliances	6.2
Short Term Investments	15.8
Other Assets & Liabilities	(15.7)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

101

SPDR S&P Metals & Mining ETF —
Management’s Discussion of Fund Performance

The SPDR S&P Metals & Mining ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of an index derived from the metals and mining segment of a U.S. total market composite index. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended June 30th, 2012 (the “Reporting Period”), the total return for the Fund was −39.46%, and the total return for the S&P Metals & Mining Select Industry Index (the “Index”) was −39.46%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was in line with the Index.

The metals and mining industry faced a number of headwinds over the past year. Coal mining and steel companies have struggled as Europe’s financial problems and China’s economic slowdown have weakened demand. Also, utilities and other companies have been switching to cheaper natural gas from coal to generate electricity. While demand for coal and steel have declined, aluminum demand has been growing globally as manufacturers look to substitute heavier or costlier steel and copper with aluminum. Another relative bright spot for Metals and Mining was in the Gold sub-industry. Gold’s status as a perceived safe haven helped for much of the Reporting Period as global economic concerns drove gold prices higher.

On an individual security level, the top positive contributors to the Fund’s performance were Royal Gold, Inc., Reliance Steel & Aluminum Co., and Kaiser Aluminum Corp. Gold stocks generally perform well as interest rates and broad market investor sentiment drops, and Royal Gold was no exception during the Reporting Period. Reliance Steel & Aluminum was able to beat expectations on revenues and earnings per share and also completed a number of acquisitions this past year, while Kaiser Aluminum benefited from increasing foreign demand for aluminum and improved pricing.

The top negative contributors to the Fund’s performance were Patriot Coal Corp., James River Coal Corp., and Alpha Natural Resources, Inc. All three coal companies were hurt dramatically by the decrease in demand for coal caused by global economic concerns.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

102

SPDR S&P Metals & Mining ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/06, 6/22/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Metals & Mining ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P METALS & MINING	NET ASSET	MARKET	S&P METALS & MINING
	VALUE	VALUE	SELECT INDUSTRY INDEX	VALUE	VALUE	SELECT INDUSTRY INDEX

ONE YEAR	−39.46%	−39.49%	−39.46%	−39.46%	−39.49%	−39.46%

THREE YEARS	14.88%	14.89%	15.73%	4.73%	4.74%	4.99%

FIVE YEARS	−30.43%	−30.51%	−29.78%	−7.00%	−7.02%	−6.82%

SINCE INCEPTION (1)	1.37%	1.34%	2.73%	0.23%	0.22%	0.44%

(1) For the period June 19, 2006 to June 30, 2012.

103

SPDR S&P Metals & Mining ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

104

SPDR S&P Metals & Mining ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

		CLOUD PEAK	UNITED STATES	CARPENTER	CONSOL ENERGY,
DESCRIPTION	ARCH COAL, INC.	ENERGY, INC.	STEEL CORP.	TECHNOLOGY CORP.	INC.

MARKET VALUE	$25,213,369	24,306,806	24,038,284	23,910,480	23,894,197

% OF NET ASSETS	3.3	3.2	3.1	3.1	3.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Steel	34.2%
Diversified Metals & Mining	23.6
Coal & Consumable Fuels	15.2
Precious Metals & Minerals	10.7
Gold	8.5
Aluminum	7.7
Short Term Investments	16.3
Other Assets & Liabilities	(16.2)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

105

SPDR S&P Oil & Gas Equipment & Services ETF —
Management’s Discussion of Fund Performance

The SPDR S&P Oil & Gas Equipment & Services ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of an index derived from the oil and gas equipment and services segment of a U.S. total market composite index. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was −25.56%, and the total return for the S&P Oil & Gas Equipment & Services Select Industry Index (the “Index”) was −25.46%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential was caused mainly by the expenses of managing the Fund and minor security misweights in the Fund.

Struggling US equities were able to recover after the weak second quarter for 2011 and had a strong run at the end of 2011 and beginning of 2012. US stocks stumbled in early April when March payroll figures came in much lower than expected. The stability quickly vanished when May brought a new set of poor employment figures and elections in Europe fostered growing concerns that Greece might wind up leaving the eurozone. For the Reporting Period the Fund significantly lagged the 5.45% return of the S&P 500 Index. While an economically sensitive sector like energy started to interest bargain hunters during June, they could not recover fully from weak relative performance earlier in the second quarter of 2012, which belonged primarily to defensive issues. Even though natural gas prices bounced back in the second quarter of 2012, the sharp reversal in crude oil weighed on the group, with service names faltering badly.

On an individual security level, the top positive contributors to the Fund’s performance were Global Industries, Inc., Hornbeck Offshore Services, Inc. and Oceaneering International, Inc. Global Industries was acquired in November 2011 by Technip for cash. Hornbeck Offshore Services which provides supplies to offshore oil and gas operations, reported solid earnings limited supply of high-spec vessels in the Gulf of Mexico and a substantial increase in deepwater drilling permits issued. Oceaneering International, which provides engineered services and products primarily to the offshore oil and gas industry with a focus on deepwater applications worldwide, benefited from the international demand growth particularly in the deepwater sector of the offshore market.

The top negative contributors to the Fund’s performance were Basic Energy Services, Inc., Key Energy Services, Inc., and CARBO Ceramics, Inc. because of softer demand for well site services. Basic Energy Services, Inc., a provider of various well site services to oil and natural gas drilling and producing companies in the United States, had revenues suffer because of softer demand for well site services. Key Energy Services provides a range of well services to major oil companies, foreign national oil companies and independent oil and natural gas production companies. Key Energy Services, Inc.’s earnings results were negatively impacted by the decline in natural gas and oil prices. CARBO Ceramics, Inc., a supplier of ceramic proppant primarily used in the hydraulic fracturing of natural gas and oil wells in the United States and internationally, has been punished as natural gas prices sit at historical lows.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

106

SPDR S&P Oil & Gas Equipment & Services ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/06, 6/22/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Oil & Gas Equipment & Services ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P OIL & GAS			S&P OIL & GAS
			EQUIPMENT &			EQUIPMENT &
	NET ASSET	MARKET	SERVICES SELECT	NET ASSET	MARKET	SERVICES SELECT
	VALUE	VALUE	INDUSTRY INDEX	VALUE	VALUE	INDUSTRY INDEX

ONE YEAR	−25.56%	−25.56%	−25.46%	−25.56%	−25.56%	−25.46%

THREE YEARS	43.85%	44.01%	45.04%	12.88%	12.93%	13.19%

FIVE YEARS	−14.01%	−14.11%	−13.06%	−2.97%	−3.00%	−2.76%

SINCE INCEPTION (1)	13.64%	13.62%	15.40%	2.14%	2.14%	2.38%

(1)	For the period June 19, 2006 to June 30, 2012.

107

SPDR S&P Oil & Gas Equipment & Services ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

108

SPDR S&P Oil & Gas Equipment & Services ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

		EXTERRAN	HORNBECK OFFSHORE
DESCRIPTION	RPC, INC.	HOLDINGS, INC.	SERVICES, INC.	HECKMANN CORP.	DRIL-QUIP, INC.

MARKET VALUE	$6,951,857	6,932,035	6,882,558	6,752,219	6,654,302

% OF NET ASSETS	2.8	2.8	2.8	2.7	2.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Oil & Gas Equipment & Services	73.0%
Oil & Gas Drilling	26.8
Short Term Investments	14.8
Other Assets & Liabilities	(14.6)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

109

SPDR S&P Oil & Gas Exploration & Production ETF —
Management’s Discussion of Fund Performance

The SPDR S&P Oil & Gas Exploration & Production ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of an index derived from the oil and gas exploration and production segment of a U.S. total market composite index. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was −13.49%, and the total return for the S&P Oil & Gas Exploration & Production Select Industry Index (the “Index”) was −13.59%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The tracking in the Fund was caused mainly by fees and minor misweights in the Fund.

Struggling US equities were able to recover after the weak second quarter for 2011 and had a strong run at the end of 2011 and beginning of 2012. However US stocks stumbled in early April when March payroll figures came in much lower than expected. The stability quickly vanished when May brought a new set of poor employment figures and elections in Europe fostered growing concerns that Greece might wind up leaving the eurozone. For the Reporting Period the Fund significantly lagged the 5.45% return of the S&P 500 Index. While an economically sensitive sector like energy started to interest bargain hunters during June, they could not recover fully from weak relative performance earlier in the second quarter of 2012, which belonged primarily to defensive issues. Even though natural gas prices bounced back in the second quarter of 2012, the sharp reversal in crude oil weighed on the group.

On an individual security level, the top positive contributors to the Fund’s performance were Cobalt International Energy, Inc., GeoResources, Inc. and Western Refining, Inc. Cobalt International Energy, engaged in the exploration and production of oil primarily in the deepwater of the U.S. Gulf of Mexico, and offshore in Angola and Gabon in West Africa, rallied earlier this year on indications that its high-risk gamble of exploration activities off of the coast of Angola in West Africa had paid off. GeoResources, an independent oil and gas company that engages in the acquisition, exploration, development, and production of crude oil, natural gas, and related products, rose on the news of being acquired by Halcon Resources. Strong financial results based on favorable market conditions allowed Western Refining Inc. to increase its production and improve margins in the past year.

The top negative contributors to the Fund’s performance were Forest Oil Corp., Penn Virginia Corp. and Newfield Exploration Co. Forest Oil’s shares dropped as the company cut spending in two projects in East Texas and the Panhandle area. Penn Virginia shares plummeted on liquidity and exploration uncertainty as the company launched the sales process for its fields to bridge a budget gap with the proceeds. Oil and gas producer Newfield Exploration suffered as its profit fell on lower gas prices.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

110

SPDR S&P Oil & Gas Exploration & Production ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/06, 6/22/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Oil & Gas Exploration & Production ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P OIL & GAS			S&P OIL & GAS
			EXPLORATION &			EXPLORATION &
	NET ASSET	MARKET	PRODUCTION SELECT	NET ASSET	MARKET	PRODUCTION SELECT
	VALUE	VALUE	INDUSTRY INDEX	VALUE	VALUE	INDUSTRY INDEX

ONE YEAR	−13.49%	−13.57%	−13.59%	−13.49%	−13.57%	−13.59%

THREE YEARS	62.77%	62.79%	63.85%	17.63%	17.64%	17.89%

FIVE YEARS	13.47%	13.54%	14.64%	2.56%	2.57%	2.77%

SINCE INCEPTION (1)	54.54%	54.46%	56.58%	7.48%	7.47%	7.65%

(1)	For the period June 19, 2006 to June 30, 2012.

111

SPDR S&P Oil & Gas Exploration & Production ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

112

SPDR S&P Oil & Gas Exploration & Production ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	QUICKSILVER	MCMORAN	ULTRA	BILL BARRETT	MARATHON
DESCRIPTION	RESOURCES, INC.	EXPLORATION CO.	PETROLEUM CORP.	CORP.	PETROLEUM CORP.

MARKET VALUE	$17,752,711	16,219,539	14,512,391	14,435,816	14,095,806

% OF NET ASSETS	2.0	1.9	1.7	1.7	1.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Oil & Gas Exploration & Production	73.9%
Oil & Gas Refining & Marketing	15.9
Integrated Oil & Gas	9.8
Short Term Investments	13.9
Other Assets & Liabilities	(13.5)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

113

SPDR S&P Pharmaceuticals ETF —
Management’s Discussion of Fund Performance

The SPDR S&P Pharmaceuticals ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of an index derived from the pharmaceuticals segment of a U.S. total market composite index. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended June 30th, 2012 (the “Reporting Period”), the total return for the Fund was 17.86%, and the total return for the S&P Pharmaceuticals Select Industry Index (the “Index”) was 18.06%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The Fund seeks to replicate the performance of the Index. Expenses of managing the Fund, impact Fund performance and as a result, the Fund may perform differently than the Index.

The Pharmaceutical industry performed well over the last fiscal year. The nature of the Pharmaceutical industry allows it to grow earnings and dividends through up and down markets. Much of this can be supported by the changing demographics and the aging of the baby boomers. This shift has been supportive to the Pharmaceutical industry.

On an individual security level, the top positive contributors to the Fund’s performance were VIVUS, Inc., Questcor Pharmaceuticals, Inc., and Jazz Pharmaceuticals PLC. VIVUS’s strong performance is a result of the anticipated approval of Qnexa by the Food & Drug Administration (FDA). Qnexa is an obesity drug that the (FDA) had previously rejected over safety concerns. In April, the FDA also approved Avanafil, VIVUS Inc.’s erectile dysfunction drug, which also improved the stocks performance. Questcor Pharmaceuticals’ performance was helped by strong sales in its multiple sclerosis drug Acthar. In June, Questcor also announced that it would recommend the use of Acthar as a treatment for rheumatology conditions. Jazz Pharmaceuticals’ performance was driven by stronger 2012 earnings guidance.

The top negative contributors to the Fund’s performance were Avanir Pharmaceuticals, Inc., Hospira, Inc., and Warner Chilcott PLC. Avanir’s performance was impacted in the first half of the fiscal year because of the lower than expected sales of Nuedexta, which treats pseudobulbar affect, or a sudden, uncontrollable onset of laughing or crying. Hospira’s 2011 calendar year earnings were hurt by a slow down in production at the company’s facility in Rocky Mountain, North Carolina. Warner Chilcott’s weak performance results from the loss of its patent exclusivity in Western Europe on its blockbuster osteoporosis drug Actonel, which negatively impacted sales.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

114

SPDR S&P Pharmaceuticals ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/06, 6/22/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Pharmaceuticals ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P PHARMACEUTICALS			S&P PHARMACEUTICALS
	NET ASSET	MARKET	SELECT INDUSTRY	NET ASSET	MARKET	SELECT INDUSTRY
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	17.86%	17.88%	18.06%	17.86%	17.88%	18.06%

THREE YEARS	104.31%	104.13%	105.89%	26.89%	26.85%	27.21%

FIVE YEARS	76.94%	77.12%	78.34%	12.09%	12.11%	12.26%

SINCE INCEPTION (1)	103.17%	103.16%	105.50%	12.47%	12.47%	12.57%

(1)	For the period June 19, 2006 to June 30, 2012.

115

SPDR S&P Pharmaceuticals ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

116

SPDR S&P Pharmaceuticals ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	QUESTCOR				MERCK & CO.,
DESCRIPTION	PHARMACEUTICALS, INC.	VIVUS, INC.	VIROPHARMA, INC.	PERRIGO CO.	INC.

MARKET VALUE	$22,823,935	22,011,960	21,993,884	20,937,410	20,468,438

% OF NET ASSETS	4.8	4.7	4.7	4.4	4.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Pharmaceuticals	100.0%
Short Term Investments	9.3
Other Assets & Liabilities	(9.3)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

117

SPDR S&P Retail ETF —
Management’s Discussion of Fund Performance

The SPDR S&P Retail ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of an index derived from the retail segment of a U.S. total market composite index. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was 11.56%, and the total return for the S&P Retail Select Industry Index (the “Index”) was 11.72%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. Expenses of managing the Fund impact Fund’s performance and as a result, the Fund may perform differently than the benchmark.

Over the fiscal year, the Fund generated positive returns in only the fourth quarter of 2011 and first quarter of 2012. Despite a weak third quarter of 2011, the fourth quarter of 2011 and first quarter of 2012 provided a large boost in returns with the Fund increasing significantly. Returns were driven by strong holiday retail sales in the final quarter of 2011 and nominal sales growth proved enough to drive the performance of the first quarter of 2012. With this solid return base the Fund was able to generate positive returns over the fiscal year.

On an individual security level, the top positive contributors to the Fund’s performance were Dollar Tree, Inc., GNC Holdings, Inc., and Expedia, Inc. Over the fiscal year, Dollar Tree performed well driven by the discount retailer’s continued earnings growth. GNC Holdings has been driven by is strong earning since it’s IPO in April 2011. During the first half of the fiscal year, Expedia was a drag on performance. However, Expedia boosted performance in the second half of the fiscal year as it experienced strong earnings growth in its global hotel bookings.

The top negative contributors to the Fund’s performance were RadioShack Corp., Netflix, Inc., and Office Depot, Inc. Throughout the fiscal year, RadioShack was a drag on performance driven by weak sales growth and increasing competition from other large discount retailers. Netflix had a difficult year after mishandling a subscription price hike and attempting to split DVD-by-mail and subscription into separate businesses. Both actions reduced the number of subscribers. Throughout the year, Office Depot continued to face tough competition from OfficeMax and Staples. During the year its sales shrank and decreased the value of Office Depot.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

118

SPDR S&P Retail ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/19/06, 6/22/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Retail ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P RETAIL SELECT	NET ASSET	MARKET	S&P RETAIL SELECT
	VALUE	VALUE	INDUSTRY INDEX	VALUE	VALUE	INDUSTRY INDEX

ONE YEAR	11.56%	11.62%	11.72%	11.56%	11.62%	11.72%

THREE YEARS	120.80%	120.87%	122.44%	30.22%	30.23%	30.53%

FIVE YEARS	44.50%	44.66%	46.40%	7.64%	7.66%	7.92%

SINCE INCEPTION (1)	71.85%	71.90%	74.93%	9.39%	9.40%	9.63%

(1)	For the period June 19, 2006 to June 30, 2012.

119

SPDR S&P Retail ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

120

SPDR S&P Retail ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

					OFFICEMAX,
DESCRIPTION	SUPERVALU, INC.	SHUTTERFLY, INC.	SEARS HOLDINGS CORP.	RITE AID CORP.	INC.

MARKET VALUE	$9,093,159	9,053,458	8,616,919	8,591,437	8,544,726

% OF NET ASSETS	1.3	1.3	1.2	1.2	1.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Apparel Retail	29.5%
Specialty Stores	16.1
Automotive Retail	11.8
Food Retail	8.5
Internet Retail	7.6
Department Stores	7.3
General Merchandise Stores	6.1
Computer & Electronics Retail	4.1
Drug Retail	3.3
Hypermarkets & Super Centers	3.3
Catalog Retail	2.2
Short Term Investments	11.1
Other Assets & Liabilities	(10.9)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

121

SPDR S&P Semiconductor ETF —
Management’s Discussion of Fund Performance

The SPDR S&P Semiconductor ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of an index derived from the semiconductor segment of a U.S. total market composite index. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended June 30th, 2012 (the “Reporting Period”), the total return for the Fund was −19.65%, and the total return for the S&P Semiconductor Select Industry Index (the “Index”) was −19.79%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations.

After the earthquake in Japan, the semiconductor market was largely idle as a result of damage to provider facilities. The industry tends to be cyclical and has seen slow growth in the last two years as a result of minimal demand and a surplus in supply. However, a feeling of optimism persists amid forecasts of strong growth in the industry, mainly due to continuing high demand for the myriad of “smart” devices on the market utilizing semiconductors.

On an individual security level, the top positive contributors to the Fund’s performance were Cirrus Logic, Inc., Netlogic Microsystems, Inc. and Skyworks Solutions, Inc. Cirrus Logic produces integrated circuits in the consumer audio and the energy market and derives the majority of its revenues from Apple products. Netlogic Microsystems is a manufacturer of memory systems for server and storage applications. Netlogic posted a narrower than expected loss during the period as well as a spike in revenue. Skyworks Solutions supplies radio frequency chips for Apple products.

The top negative contributors to the Fund’s performance were First Solar, Inc., OmniVision Technologies,Inc., and SunPower Corp. Poor earnings, increased costs and management woes as well as a multi-year slide in the solar industry have all helped contribute to First Solar being in the position of worst performer for the period. OmniVision’s sensors are used in a number of Apple consumer products, but OmniVision’s stock dropped during the period after it was determined that Apple was using Sony sensors for some of its products. In what has been an extremely difficult period in the solar industry, prices of some of SunPower’s solar modules fell significantly as a result of an industry-wide oversupply.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

122

SPDR S&P Semiconductor ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/31/06, 2/6/06, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Semiconductor ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P SEMICONDUCTOR			S&P SEMICONDUCTOR
	NET ASSET	MARKET	SELECT INDUSTRY	NET ASSET	MARKET	SELECT INDUSTRY
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	−19.65%	−19.70%	−19.79%	−19.65%	−19.70%	−19.79%

THREE YEARS	34.88%	34.80%	35.56%	10.49%	10.47%	10.67%

FIVE YEARS	−12.83%	−12.86%	−13.67%	−2.71%	−2.72%	−2.90%

SINCE INCEPTION (1)	−12.68%	−12.73%	−13.04%	−2.09%	−2.10%	−2.15%

(1)	For the period January 31, 2006 to June 30, 2012.

123

SPDR S&P Semiconductor ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

124

SPDR S&P Semiconductor ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

DESCRIPTION	FIRST SOLAR, INC.	NVIDIA CORP.	CAVIUM, INC.	CREE, INC.	MICRON TECHNOLOGY, INC.

MARKET VALUE	$1,036,023	1,003,705	949,340	946,889	944,033

% OF NET ASSETS	2.7	2.6	2.5	2.5	2.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Semiconductors	99.9%
Short Term Investments	19.2
Other Assets & Liabilities	(19.1)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

125

SPDR S&P Software & Services ETF —
Management’s Discussion of Fund Performance

The SPDR S&P Software & Services ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of an index derived from the computer software segment of a U.S. total market composite index. In seeking this objective, the Fund uses a replication strategy.

From September 28, 2011 (the Fund’s inception) through June 30, 2012 (the “Reporting Period”), the total return for the Fund was 23.25%, and the total return for the S&P Software & Services Select Industry Index (the “Index”) was 23.61%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential between the Fund and the Index was due mainly to the expenses of managing the Fund and minor security misweights in the Fund.

While healthy first-quarter earnings reports countered the hesitant tone of incoming economic indicators during the second calendar quarter of 2012, share prices had little buffer left when US employment figures lost momentum, Chinese trade data looked soft, and financial pressures once again started to percolate through the eurozone. Despite turbulent market conditions the Fund performed well above S&P 500 Index return of 5.45%. Strong performance of software and services stocks reflected solid earnings and the growing adoption of technologies such as powerful Internet-enabled smartphones and tablets, and HTML5. Additionally, an increasing percentage of corporate budgets was being committed to the Internet versus traditional media as people spend more time online.

On an individual security level, the top positive contributors to the Fund’s performance were AOL, Inc., VirnetX Holding Corp., and Equinix, Inc. AOL stock got a lift when AOL sold 800 patents related to internet technologies to Microsoft for approximately $1.1B in cash. VirnetX has been in the news in regards to their patent battle against Apple, Inc., Cisco Systems, Inc., and Aastra USA. In April of 2012 the company reached a settlement with Astra and the case was dismissed. Subsequently VirnetX signed a patent license agreement with Aastra USA that included both a one-time payment and royalties on all future sales covered by the agreement. Equinix, a data center services provider that protects and connects the information assets for the enterprises, financial services companies, and content and network providers primarily in the Americas, Europe, the Middle-East, Africa, and the Asia-Pacific, has had robust revenue growth, impressive record of earnings per share growth, expanding profit margins, and good cash flow from operations.

The top negative contributors to the Fund’s performance were Rovi Corp., KIT Digital, Inc., and Electronic Arts, Inc. For Rovi, the digital media solutions provider, shares fell on its low profit numbers due to a weakening market for consumer electronics devices that use its technology and slow pace of license renewals. KIT Digital, a leading video management software and services company, had major management turmoil and faces a securities fraud class action suit which drove the stock price down. Revenues of Electronic Arts, a video games maker, slowed as the company lost traction in traditional games and was slow to capture social games market played online, or through applications on smartphones and mobile devices.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

126

SPDR S&P Software & Services ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/28/11, 9/29/11, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Software & Services ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			S&P SOFTWARE &			S&P SOFTWARE &
	NET ASSET	MARKET	SERVICES SELECT	NET ASSET	MARKET	SERVICES SELECT
	VALUE	VALUE	INDUSTRY INDEX	VALUE	VALUE	INDUSTRY INDEX

SINCE INCEPTION (1)	23.25%	23.22%	23.61%	N/A	N/A	N/A

(1)	For the period September 28, 2011 to June 30, 2012.

127

SPDR S&P Software & Services ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

128

SPDR S&P Software & Services ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

					QUEST SOFTWARE,
DESCRIPTION	REALPAGE, INC.	UNISYS CORP.	NETSUITE, INC.	PROGRESS SOFTWARE CORP.	INC.

MARKET VALUE	$173,260	162,793	148,865	148,323	148,051

% OF NET ASSETS	0.9	0.9	0.8	0.8	0.8

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Application Software	31.3%
Data Processing & Outsourced Services	21.4
Internet Software & Services	21.1
Systems Software	12.1
IT Consulting & Other Services	10.7
Home Entertainment Software	2.6
Diversified Commercial & Professional Services	0.7
Short Term Investments	27.8
Other Assets & Liabilities	(27.7)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

129

SPDR S&P Telecom ETF —
Management’s Discussion of Fund Performance

The SPDR S&P Telecom ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of an index derived from the telecommunications segment of a U.S. total market composite index. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended June 30th, 2012 (the “Reporting Period”), the total return for the Fund was −19.47%, and the total return for the S&P Telecom Select Industry Index (the “Index”) was −19.23%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations and the performance differential can be attributed primarily to expenses of managing the Fund. The remaining difference can be explained by a combination of cash drag, small security misweights, SEC dividend reinvestment, and compounding. .

Increased competition with regard to technological innovations in the telecommunications industry as well as potential for business slowdown due to an ailing economy are major factors that have affected the telecommunications index year to date. Companies in the sector point to weak North American sector revenues as consumers become more selective in their spending habits. On the upside, the growth in the smartphone market remains strong and reflects a shift from ordinary handset devices and possible growth opportunity.

On an individual security level, the top positive contributors to the Fund’s performance were Motorola Solutions, Inc., SBA Communications Corp. and Crown Castle International Corp. Motorola’s slight positive return on the year is largely explained by Google’s August 15th 2011 announcement to acquire Motorola; this announcement resulted in a high premium verses the prior day’s closing price. SBA Communications reported consistent solid quarterly earnings results in addition to acquiring Mobilite Towers in early April 2012. Crown Castle also engaged in two acquisitions during the first two quarters of 2012 which increased its tower coverage and wireless communications presence.

The top negative contributors to the Fund’s performance were NII Holdings, Inc., Acme Packet, Inc. and Polycom, Inc. NII Holdings’ stock price has been on a decline mainly due to its delay in upgrading its technological capabilities into the popular 3G market. Acme Packet follows NII holdings consistent price slide through the 12 month period. Acme Packet has released four preannouncements with negative information regarding revenue and earnings per share since the third quarter of 2011 citing weaker than expected North American service provider activity. Polycom shares the challenges of Acme as challenges in North America stifled revenue growth and challenged the stock price throughout the fiscal year.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

130

SPDR S&P Telecom ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/26/11, 1/27/11, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Telecom ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P TELECOM SELECT	NET ASSET	MARKET	S&P TELECOM SELECT
	VALUE	VALUE	INDUSTRY INDEX	VALUE	VALUE	INDUSTRY INDEX

ONE YEAR	−19.47%	−19.42%	−19.23%	−19.47%	−19.42%	−19.23%

SINCE INCEPTION (1)	−18.32%	−18.28%	−17.96%	−13.20%	−13.18%	−12.93%

(1)	For the period January 26, 2011 to June 30, 2012.

131

SPDR S&P Telecom ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

132

SPDR S&P Telecom ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

				FRONTIER
	LEAP WIRELESS			COMMUNICATIONS
DESCRIPTION	INTERNATIONAL, INC.	INTERDIGITAL, INC.	CIENA CORP.	CORP.	NETGEAR, INC.

MARKET VALUE	$115,386	108,921	100,381	100,009	99,354

% OF NET ASSETS	2.8	2.6	2.4	2.4	2.4

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Communications Equipment	60.1%
Wireless Telecommunication Services	19.4
Integrated Telecommunication Services	13.6
Alternative Carriers	9.0
Short Term Investments	0.1
Other Assets & Liabilities	(2.2)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

133

SPDR S&P Transportation ETF —
Management’s Discussion of Fund Performance

The SPDR S&P Transportation ETF (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of an index derived from the transportation segment of a U.S. total market composite index. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended June 30th, 2012 (the “Reporting Period”), the total return for the Fund was −6.14%, and the total return for the S&P Transportation Select Industry Index (the “Index”) was −5.82%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to fund expenses. The remaining difference can be explained by a combination of cash drag, small security misweights, and compounding.

It is widely perceived that the US transportation sector is an indicator of the greater U.S. economy. The last two quarters of 2011 saw a dip in the value of the S&P 500 Index, while 2012 year to date the S&P 500 Index has been on an upswing. The Fund followed suit with a decline in the return through the final two quarters of 2011 while climbing sharply back throughout the first two quarters of 2012.

On an individual security level, the top positive contributors to the Fund’s performance were US Airways Group, Inc., J.B. Hunt Transport Services, Inc. and Allegiant Travel Co. US Airways outperformed its peers over the Reporting Period due to its effective cost restructure, steep decline in recent oil prices as well as looming discussions of a merger with AMR Corp. J.B. Hunt Transport Services seems to have been able to weather economic downturns through diversification of their intermodal shipping model. Allegiant Travel, the low cast carrier with a strategic focus on small US cities with low volume, has been able to post double digit operating margins for the fifth year in a row along with the 36th consecutive profitable quarter.

The top negative contributors to the Fund’s performance were AMR Corp., Ryder Systems, Inc. and Atlas Air Worldwide Holdings, Inc. AMR Corp. was the biggest negative contributor for the reporting period due to filing for chapter 11 bankruptcy protection on November 29th, 2011. Ryder Systems, Inc.’s underperformance can mainly be attributed to weaker than expected commercial rental trends. Atlas Air’s negative contribution in part is explained by the airfreight industry’s slowdown in demand during the third quarter of 2011.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

134

SPDR S&P Transportation ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/26/11, 1/27/11, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR S&P Transportation ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.35%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

S&P TRANSPORTATION
	NET ASSET	MARKET	SELECT INDUSTRY	NET ASSET	MARKET	S&P TRANSPORTATION
	VALUE	VALUE	INDEX	VALUE	VALUE	SELECT INDUSTRY INDEX

ONE YEAR	−6.14%	−6.16%	−5.82%	−6.14%	−6.16%	−5.82%

SINCE INCEPTION (1)	−1.90%	−1.96%	−1.42%	−1.33%	−1.38%	−0.95%

(1)	For the period January 26, 2011 to June 30, 2012.

135

SPDR S&P Transportation ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

136

SPDR S&P Transportation ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

					J.B. HUNT
	AVIS BUDGET	US AIRWAYS	UNION PACIFIC	NORFOLK	TRANSPORT
DESCRIPTION	GROUP, INC.	GROUP, INC.	CORP.	SOUTHERN CORP.	SERVICES, INC.

MARKET VALUE	$438,368	425,560	419,017	418,993	417,379

% OF NET ASSETS	3.5	3.4	3.4	3.4	3.4

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

	PERCENT OF
INDUSTRY	NET ASSETS

Trucking	35.4%
Airlines	22.2
Air Freight & Logistics	19.1
Railroads	17.6
Marine	5.7
Short Term Investments	0.0	**
Other Assets & Liabilities	0.0	**

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount represents less than 0.05% of net assets.

137

SPDR Wells Fargo Preferred Stock ETF —
Management’s Discussion of Fund Performance

The SPDR Wells Fargo Preferred Stock ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon Preferred Securities. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended June 30th, 2012 (the “Reporting Period”), the total return for the Fund was 5.70%, and the total return for the Wells Fargo Hybrid and Preferred Securities Aggregate Index (the “Index”) was 5.60%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to slight variations between the Fund’s holdings and the Index constituents.

The Federal Reserve’s low interest rates have provided generally stable market prices and dividend yields throughout the fiscal year in the preferred stock arena. Preferred stocks are a hybrid between traditional equities and bonds, and thus provide certain benefits in most market climates. The high yield and general nature of preferred stocks typically act as a defensive play in down markets. When the overall market is performing well, preferred stocks’ yield typically remains, but the diminished risk will likely mean less of a return, as compared to common stock. Since preferred stock prices are less volatile than common stock prices, this means little possibility of large capital gains. With characteristics of both stocks and bonds, the main drivers of the Fund’s performance are interest rates, underlying stock fundamentals and liquidity.

Preferred stocks are a hybrid between traditional equities and bonds, and thus provide certain benefits in most market climates. The high yield and general nature of preferred stocks typically act as a defensive play in down markets. When the overall market is performing well, preferred stocks’ yield typically remains, but the diminished risk will likely mean less of a return, as compared to common stock. Since preferred stock prices are less volatile than common stock prices, this means little possibility of large capital gains. With characteristics of both stocks and bonds, the main drivers of the Fund’s performance are interest rates, underlying stock fundamentals and liquidity.

The preferred stock index return was slightly higher than the S&P 500 Index return for the year. The Federal Reserve’s low interest rate policy has provided generally stable market prices and dividend yields throughout the 2012 fiscal year in the preferred stock arena. Preferred stock dividend yield averaged approximately 7% throughout 2011 with what many would consider very low risk as compared to the 2% yield common stock investors were paid within the S&P 500 Index. The thirst for higher yields coupled with the low volatility preferred stocks maintain make preferred stocks attractive vehicles for investors.

On an individual security level, the top positive contributors to the Fund’s performance were Wells Fargo & Co. Series J, American International Group, Inc. and Metlife, Inc., Series B, 6.50%. The top negative contributors to the Fund’s performance were Countrywide Capital V, 7.00%, Merrill Lynch Capital Trust, 6.45% and Merrill Lynch Capital Preferred.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

138

SPDR Wells Fargo Preferred Stock ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/16/09, 9/23/09, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Wells Fargo Preferred Stock ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.45%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			WELLS FARGO HYBRID			WELLS FARGO HYBRID
			AND PREFERRED			AND PREFERRED
	NET ASSET	MARKET	SECURITIES	NET ASSET	MARKET	SECURITIES
	VALUE	VALUE	AGGREGATE INDEX	VALUE	VALUE	AGGREGATE INDEX

ONE YEAR	5.70%	5.78%	5.60%	5.70%	5.78%	5.60%

SINCE INCEPTION (1)	34.51%	34.72%	35.72%	11.21%	11.28%	11.58%

(1)	For the period September 16, 2009 to June 30, 2012.

139

SPDR Wells Fargo Preferred Stock ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

140

SPDR Wells Fargo Preferred Stock ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

					PNC FINANCIAL
	WELLS FARGO &	BARCLAYS BANK	HSBC HOLDINGS	CREDIT SUISSE	SERVICES
DESCRIPTION	CO. SERIES J, 8.00%	PLC SERIES 5, 8.13%	PLC, 8.00%	GUERNSEY, 7.90%	GROUP, INC., 6.13%

MARKET VALUE	$6,214,979	5,662,151	5,356,906	5,158,990	5,136,774

% OF NET ASSETS	2.5	2.2	2.1	2.0	2.0

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2012*

PERCENT OF
INDUSTRY	NET ASSETS

Commercial Banks	31.7%
Diversified Financial Services	22.8
Insurance	16.7
Real Estate Investment Trusts	10.6
Electric Utilities	6.1
Capital Markets	3.7
Diversified Telecommunication Services	2.8
Multi-Utilities	2.0
Consumer Finance	1.0
Automobiles	0.8
Media	0.7
Wireless Telecommunication Services	0.5
Independent Power Producers & Energy Traders	0.4
Short Term Investments	15.0
Other Assets & Liabilities	(14.8)

TOTAL	100.0%

*	The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.

141

SPDR Dow Jones Total Market ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.5%
AEROSPACE & DEFENSE — 2.3%
BE Aerospace, Inc. (a)	5,701	$248,906
Ceradyne, Inc.	995	25,522
Exelis, Inc.	6,618	65,253
General Dynamics Corp.	8,911	587,769
Goodrich Corp.	5,129	650,870
Honeywell International, Inc.	19,733	1,101,891
Huntington Ingalls Industries, Inc. (a)	1,679	67,563
L-3 Communications Holdings, Inc.	4,097	303,219
Lockheed Martin Corp.	9,217	802,616
National Presto Industries, Inc. (b)	1,332	92,934
Northrop Grumman Corp.	10,079	642,939
Precision Castparts Corp.	3,593	591,013
Raytheon Co.	12,995	735,387
Rockwell Collins, Inc. (b)	6,458	318,702
Textron, Inc.	8,139	202,417
The Boeing Co.	19,212	1,427,452
United Technologies Corp.	24,672	1,863,476

		9,727,929

AIR FREIGHT & LOGISTICS — 0.8%
C.H. Robinson Worldwide, Inc.	4,692	274,623
Expeditors International of Washington, Inc.	6,876	266,445
FedEx Corp.	8,472	776,120
Forward Air Corp. (b)	6,284	202,785
United Parcel Service, Inc. (Class B)	21,486	1,692,237
UTI Worldwide, Inc. (b)	6,814	99,552

		3,311,762

AIRLINES — 0.2%
Delta Air Lines, Inc. (a)	18,116	198,370
JetBlue Airways Corp. (a)(b)	9,890	52,417
Southwest Airlines Co.	21,402	197,326
United Continental Holdings, Inc. (a)(b)	9,244	224,907
US Airways Group, Inc. (a)(b)	5,461	72,795

		745,815

AUTO COMPONENTS — 0.3%
American Axle & Manufacturing Holdings, Inc. (a)(b)	1,431	15,011
BorgWarner, Inc. (a)(b)	2,776	182,078
Gentex Corp. (b)	10,001	208,721
Johnson Controls, Inc.	19,555	541,869
Modine Manufacturing Co. (a)(b)	13,276	92,003
The Goodyear Tire & Rubber Co. (a)(b)	9,817	115,939
WABCO Holdings, Inc. (a)	2,868	151,803

		1,307,424

AUTOMOBILES — 0.3%
Ford Motor Co.	91,424	876,756
Harley-Davidson, Inc.	8,808	402,790
Thor Industries, Inc. (b)	1,017	27,876

		1,307,422

BEVERAGES — 2.2%
Beam, Inc.	4,435	277,143
Central European Distribution Corp. (a)(b)	1,527	4,367
Coca-Cola Enterprises, Inc.	11,175	313,347
Constellation Brands, Inc. (Class A) (a)	7,980	215,939
Dr. Pepper Snapple Group, Inc. (b)	7,471	326,856
Molson Coors Brewing Co. (Class B) (b)	4,187	174,221
Monster Beverage Corp. (a)	4,698	334,498
PepsiCo, Inc.	43,308	3,060,143
The Coca-Cola Co.	57,495	4,495,534

		9,202,048

BIOTECHNOLOGY — 2.1%
Acorda Therapeutics, Inc. (a)(b)	2,523	59,442
Alexion Pharmaceuticals, Inc. (a)	4,783	474,952
Alkermes PLC (a)(b)	4,696	79,691
Alnylam Pharmaceuticals, Inc. (a)(b)	2,166	25,277
AMAG Pharmaceuticals, Inc. (a)(b)	589	9,071
Amgen, Inc.	30,110	2,199,235
Amylin Pharmaceuticals, Inc. (a)	5,188	146,457
AVI BioPharma, Inc. (a)(b)	21,735	13,606
Biogen Idec, Inc. (a)	8,658	1,250,042
BioMarin Pharmaceutical, Inc. (a)(b)	3,775	149,415
Celgene Corp. (a)	13,777	883,932
Chelsea Therapeutics International, Ltd. (a)(b)	13,356	19,767
Cubist Pharmaceuticals, Inc. (a)(b)	2,533	96,026
Dendreon Corp. (a)(b)	7,813	57,816
Gilead Sciences, Inc. (a)	26,697	1,369,022
Human Genome Sciences, Inc. (a)(b)	12,241	160,724
Incyte Corp. (a)(b)	2,862	64,967
InterMune, Inc. (a)(b)	1,159	13,850
Isis Pharmaceuticals, Inc. (a)(b)	4,517	54,204
Medivation, Inc. (a)	5,714	522,260
Myriad Genetics, Inc. (a)	2,760	65,605
Neurocrine Biosciences, Inc. (a)(b)	3,852	30,469
Novavax, Inc. (a)(b)	7,052	11,001
Onyx Pharmaceuticals, Inc. (a)(b)	2,250	149,513
PDL BioPharma, Inc. (b)	6,975	46,244
Regeneron Pharmaceuticals, Inc. (a)	1,771	202,284
Rigel Pharmaceuticals, Inc. (a)	16,700	155,310
SIGA Technologies, Inc. (a)(b)	14,705	42,203
Spectrum Pharmaceuticals, Inc. (a)(b)	6,120	95,227
Vertex Pharmaceuticals, Inc. (a)	4,629	258,854

		8,706,466

BUILDING PRODUCTS — 0.2%
Builders FirstSource, Inc. (a)(b)	50,451	239,138
Fortune Brands Home & Security, Inc. (a)	4,435	98,767
Masco Corp.	11,678	161,974
Quanex Building Products Corp. (b)	1,099	19,650
Simpson Manufacturing Co., Inc. (b)	2,770	81,743
USG Corp. (a)(b)	10,812	205,968

		807,240

CAPITAL MARKETS — 1.7%
Affiliated Managers Group, Inc. (a)	1,330	145,568
Ameriprise Financial, Inc.	7,235	378,101

See accompanying notes to financial statements.

142

SPDR Dow Jones Total Market ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

BlackRock, Inc.	1,105	$187,651
Diamond Hill Investment Group, Inc. (b)	247	19,338
E*TRADE Financial Corp. (a)	5,973	48,023
Eaton Vance Corp. (b)	3,767	101,521
Federated Investors, Inc. (Class B) (b)	1,761	38,478
Franklin Resources, Inc.	4,377	485,803
Intl. FCStone, Inc. (a)(b)	5,202	100,659
Invesco, Ltd.	12,761	288,399
Janus Capital Group, Inc. (b)	10,819	84,605
Jefferies Group, Inc.	4,200	54,558
KBW, Inc. (b)	1,518	24,971
Knight Capital Group, Inc. (Class A) (a)(b)	1,356	16,191
Legg Mason, Inc.	6,368	167,924
Medallion Financial Corp. (b)	1,927	20,465
Morgan Stanley	34,485	503,136
Northern Trust Corp.	6,786	312,292
Raymond James Financial, Inc.	3,204	109,705
SEI Investments Co.	10,252	203,912
State Street Corp. (b)(c)	14,451	645,093
T. Rowe Price Group, Inc.	7,642	481,140
TD Ameritrade Holding Corp. (b)	7,805	132,685
The Bank of New York Mellon Corp.	32,811	720,201
The Charles Schwab Corp.	28,635	370,250
The Goldman Sachs Group, Inc.	12,506	1,198,825
Waddell & Reed Financial, Inc. (Class A) (b)	5,721	173,232
Walter Investment Management Corp. (b)	833	19,525

		7,032,251

CHEMICALS — 2.3%
Air Products & Chemicals, Inc.	5,556	448,536
Airgas, Inc.	2,527	212,293
Ashland, Inc. (b)	3,176	220,129
Cabot Corp.	3,621	147,375
Calgon Carbon Corp. (a)	3,116	44,309
Celanese Corp. (Series A)	5,301	183,521
CF Industries Holdings, Inc.	2,176	421,578
E. I. du Pont de Nemours & Co.	26,243	1,327,108
Eastman Chemical Co. (b)	7,400	372,738
Ecolab, Inc.	11,574	793,166
FMC Corp.	4,372	233,815
Monsanto Co.	16,374	1,355,440
PPG Industries, Inc.	5,699	604,778
Praxair, Inc.	9,900	1,076,427
Sigma-Aldrich Corp. (b)	3,099	229,109
Stepan Co. (b)	1,600	150,688
The Dow Chemical Co. (b)	30,383	957,064
The Mosaic Co.	5,210	285,300
The Sherwin-Williams Co.	2,337	309,302
TPC Group, Inc. (a)(b)	7,000	258,650

		9,631,326

COMMERCIAL BANKS — 3.2%
Bank of Hawaii Corp. (b)	1,501	68,971
Banner Corp.	7,600	166,516
BB&T Corp.	18,981	585,564
BBCN Bancorp, Inc. (a)	17,300	188,397
CapitalSource, Inc.	3,184	21,396
Cathay General Bancorp (b)	2,091	34,522
Centerstate Banks, Inc. (b)	4,265	30,495
CIT Group, Inc. (a)	5,790	206,356
Columbia Banking System, Inc. (b)	8,138	153,157
Comerica, Inc.	4,207	129,197
CVB Financial Corp. (b)	12,764	148,701
East West Bancorp, Inc.	3,692	86,614
F.N.B. Corp. (b)	11,571	125,777
Fifth Third Bancorp	22,229	297,869
First Bancorp (b)	4,782	42,512
First Commonwealth Financial Corp. (b)	40,738	274,167
First Financial Bancorp (b)	13,000	207,740
First Horizon National Corp. (b)	7,214	62,401
First Merchants Corp. (b)	9,144	113,934
First Niagara Financial Group, Inc.	16,552	126,623
Huntington Bancshares, Inc.	14,425	92,320
Independent Bank Corp.-Massachusetts (b)	5,879	171,726
International Bancshares Corp. (b)	11,385	222,235
Keycorp	14,927	115,535
M&T Bank Corp. (b)	2,443	201,719
MB Financial, Inc.	13,000	280,020
National Penn Bancshares, Inc. (b)	12,588	120,467
Old National Bancorp (b)	2,436	29,256
PacWest Bancorp (b)	3,429	81,164
Patriot National Bancorp, Inc. (a)(b)	11,776	18,135
PNC Financial Services Group, Inc.	16,972	1,037,159
Popular, Inc. (a)	18,632	309,478
Regions Financial Corp.	26,092	176,121
Sandy Spring Bancorp, Inc. (b)	6,387	114,966
Simmons First National Corp. (b)	6,123	142,360
SunTrust Banks, Inc.	14,610	354,000
Susquehanna Bancshares, Inc. (b)	10,998	113,279
Trustmark Corp. (b)	2,337	57,210
U.S. Bancorp	49,994	1,607,807
Umpqua Holdings Corp. (b)	9,738	128,152
United Bankshares, Inc. (b)	1,778	46,015
United Community Banks, Inc. (a)(b)	6,220	53,305
Wells Fargo & Co.	139,359	4,660,165
Western Alliance Bancorp (a)	15,600	146,016
Wilshire Bancorp, Inc. (a)(b)	28,900	158,372
Zions Bancorporation (b)	6,039	117,277

		13,625,168

COMMERCIAL SERVICES & SUPPLIES — 0.5%
ACCO Brands Corp. (a)	1,267	13,101
Avery Dennison Corp.	4,544	124,233
Cintas Corp.	6,279	242,432
Courier Corp. (b)	5,385	71,351
Covanta Holding Corp.	4,445	76,232
Ennis, Inc. (b)	10,086	155,123
Herman Miller, Inc. (b)	5,877	108,842
Iron Mountain, Inc.	7,803	257,187
Pitney Bowes, Inc. (b)	7,547	112,979
R.R. Donnelley & Sons Co. (b)	9,563	112,557
Republic Services, Inc.	8,138	215,331
Stericycle, Inc. (a)	2,166	198,557
Waste Connections, Inc. (b)	4,297	128,566

See accompanying notes to financial statements.

143

SPDR Dow Jones Total Market ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Waste Management, Inc. (b)	14,196	$474,146

		2,290,637

COMMUNICATIONS EQUIPMENT — 1.8%
Arris Group, Inc. (a)	7,654	106,467
Brocade Communications Systems, Inc. (a)	8,133	40,096
Ciena Corp. (a)(b)	8,986	147,101
Cisco Systems, Inc.	164,553	2,825,375
Comtech Telecommunications Corp. (b)	1,527	43,642
Comverse Technology, Inc. (a)	113	658
EchoStar Corp. (Class A) (a)	1,849	48,850
Emulex Corp. (a)	1,094	7,877
F5 Networks, Inc. (a)	2,930	291,711
Finisar Corp. (a)(b)	7,204	107,772
Harmonic, Inc. (a)(b)	4,277	18,220
Harris Corp.	5,442	227,748
InterDigital, Inc. (b)	2,279	67,253
JDS Uniphase Corp. (a)(b)	10,405	114,455
Juniper Networks, Inc. (a)	17,364	283,207
Motorola Solutions, Inc.	9,409	452,667
Plantronics, Inc. (b)	1,501	50,133
Polycom, Inc. (a)(b)	6,957	73,188
QUALCOMM, Inc.	47,170	2,626,425
Riverbed Technology, Inc. (a)(b)	5,615	90,682
Tellabs, Inc.	19,051	63,440

		7,686,967

COMPUTERS & PERIPHERALS — 4.8%
Apple, Inc. (a)	25,688	15,001,792
Avid Technology, Inc. (a)(b)	2,507	18,627
Dell, Inc. (a)	51,703	647,322
EMC Corp. (a)	58,973	1,511,478
Hewlett-Packard Co.	70,226	1,412,245
Lexmark International, Inc. (Class A) (b)	3,175	84,391
NCR Corp. (a)	6,962	158,246
NetApp, Inc. (a)	12,930	411,433
Novatel Wireless, Inc. (a)	2,768	6,892
QLogic Corp. (a)	8,660	118,555
SanDisk Corp. (a)	10,075	367,536
Seagate Technology PLC (b)	15,119	373,893
Western Digital Corp. (a)	8,656	263,835

		20,376,245

CONSTRUCTION & ENGINEERING — 0.2%
Aecom Technology Corp. (a)	2,529	41,602
EMCOR Group, Inc.	2,449	68,131
Fluor Corp.	5,706	281,534
Jacobs Engineering Group, Inc. (a)	3,769	142,695
KBR, Inc.	4,631	114,432
Quanta Services, Inc. (a)	5,545	133,468
The Shaw Group, Inc. (a)	2,684	73,300
URS Corp.	2,365	82,491

		937,653

CONSTRUCTION MATERIALS — 0.1%
Eagle Materials, Inc. (b)	2,449	91,446
Martin Marietta Materials, Inc.	1,763	138,959
Vulcan Materials Co.	3,694	146,689

		377,094

CONSUMER FINANCE — 0.8%
American Express Co.	31,615	1,840,309
Capital One Financial Corp.	13,675	747,476
Discover Financial Services	13,614	470,772
SLM Corp.	15,009	235,791

		3,294,348

CONTAINERS & PACKAGING — 0.1%
Crown Holdings, Inc. (a)	7,738	266,883
Owens-Illinois, Inc. (a)	6,382	122,343
Sealed Air Corp.	8,661	133,726

		522,952

DISTRIBUTORS — 0.1%
Genuine Parts Co. (b)	3,174	191,234
LKQ Corp. (a)	5,385	179,859
Pool Corp. (b)	5,538	224,067

		595,160

DIVERSIFIED CONSUMER SERVICES — 0.2%
Apollo Group, Inc. (a)	4,438	160,611
Ascent Media Corp. (Class A) (a)(b)	416	21,528
Capella Education Co. (a)(b)	1,356	47,135
Career Education Corp. (a)	4,865	32,547
Corinthian Colleges, Inc. (a)(b)	3,708	10,716
DeVry, Inc.	1,916	59,339
H&R Block, Inc. (b)	9,479	151,474
ITT Educational Services, Inc. (a)(b)	1,517	92,158
Service Corp. International	20,213	250,035
Sotheby’s (b)	2,026	67,587
Strayer Education, Inc. (b)	518	56,472

		949,602

DIVERSIFIED FINANCIAL SERVICES — 2.4%
Bank of America Corp.	290,049	2,372,601
Citigroup, Inc.	64,942	1,780,060
CME Group, Inc.	2,012	539,438
IntercontinentalExchange, Inc. (a)	2,436	331,247
JPMorgan Chase & Co.	114,463	4,089,763
Leucadia National Corp.	7,467	158,823
Moody’s Corp. (b)	7,124	260,382
MSCI, Inc. (Class A) (a)	3,116	106,006
NYSE Euronext	9,734	248,996
PHH Corp. (a)(b)	2,013	35,187
The NASDAQ OMX Group, Inc.	5,873	133,141

		10,055,644

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.6%
AT&T, Inc.	167,397	5,969,377
CenturyLink, Inc.	17,290	682,782
Cogent Communications Group, Inc. (a)(b)	5,202	100,139
Frontier Communications Corp. (b)	37,030	141,825
Level 3 Communications, Inc. (a)(b)	1,749	38,740
SureWest Communications	5,290	111,460
tw telecom, Inc. (a)(b)	6,955	178,465
Verizon Communications, Inc.	78,800	3,501,872

See accompanying notes to financial statements.

144

SPDR Dow Jones Total Market ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Windstream Corp. (b)	15,545	$150,165

		10,874,825

ELECTRIC UTILITIES — 1.8%
American Electric Power Co., Inc.	12,324	491,728
Duke Energy Corp. (b)	32,637	752,609
Edison International	9,998	461,908
Entergy Corp.	5,372	364,705
Exelon Corp.	24,610	925,828
FirstEnergy Corp.	13,865	682,019
Hawaiian Electric Industries, Inc. (b)	415	11,836
MGE Energy, Inc. (b)	5,808	274,718
NextEra Energy, Inc.	10,664	733,790
Northeast Utilities	4,297	166,767
Pepco Holdings, Inc. (b)	12,422	243,098
Pinnacle West Capital Corp.	3,360	173,846
PNM Resources, Inc. (b)	8,317	162,514
PPL Corp.	12,076	335,834
Progress Energy, Inc. (b)	6,474	389,541
Southern Co.	23,409	1,083,837
Unitil Corp. (b)	4,697	124,470
Xcel Energy, Inc.	16,352	464,560

		7,843,608

ELECTRICAL EQUIPMENT — 0.6%
Capstone Turbine Corp. (a)(b)	39,625	40,021
Cooper Industries PLC	2,444	166,632
Emerson Electric Co.	22,492	1,047,677
General Cable Corp. (a)(b)	3,121	80,959
GrafTech International, Ltd. (a)(b)	5,105	49,263
Hubbell, Inc. (Class B)	3,949	307,785
Rockwell Automation, Inc.	5,298	349,986
Roper Industries, Inc.	4,462	439,864
The Babcock & Wilcox Co. (a)	4,296	105,252

		2,587,439

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.8%
Amphenol Corp. (Class A)	7,052	387,296
Arrow Electronics, Inc. (a)	6,793	222,878
Avnet, Inc. (a)	7,805	240,862
Benchmark Electronics, Inc. (a)	5,719	79,780
Corning, Inc.	44,663	577,493
Dolby Laboratories, Inc. (Class A) (a)	2,083	86,028
FEI Co. (a)(b)	4,043	193,417
FLIR Systems, Inc. (b)	4,956	96,642
Itron, Inc. (a)(b)	1,272	52,457
Jabil Circuit, Inc.	7,649	155,504
Molex, Inc.	7,294	174,618
National Instruments Corp.	4,285	115,095
Power-One, Inc. (a)(b)	2,447	11,060
Sanmina-SCI Corp. (a)(b)	4,625	37,879
TE Connectivity, Ltd.	6,954	221,902
Tech Data Corp. (a)(b)	4,941	238,008
Trimble Navigation, Ltd. (a)	6,951	319,816
Vishay Intertechnology, Inc. (a)(b)	10,897	102,759
Vishay Precision Group, Inc. (a)(b)	765	10,672

		3,324,166

ENERGY EQUIPMENT & SERVICES — 1.8%
Baker Hughes, Inc.	14,362	590,278
Basic Energy Services, Inc. (a)(b)	12,268	126,606
Cameron International Corp. (a)	7,459	318,574
Diamond Offshore Drilling, Inc. (b)	1,501	88,754
Dresser-Rand Group, Inc. (a)	761	33,895
Exterran Holdings, Inc. (a)(b)	3,690	47,047
FMC Technologies, Inc. (a)	7,821	306,818
Halliburton Co.	28,215	801,024
Helix Energy Solutions Group, Inc. (a)(b)	2,111	34,641
Helmerich & Payne, Inc. (b)	3,846	167,224
ION Geophysical Corp. (a)(b)	35,580	234,472
McDermott International, Inc. (a)	8,642	96,272
Nabors Industries, Ltd. (a)	10,744	154,714
National Oilwell Varco, Inc.	13,943	898,487
Noble Corp. (a)	3,605	117,271
Oceaneering International, Inc.	1,267	60,639
Patterson-UTI Energy, Inc. (b)	8,806	128,215
Rowan Cos. PLC (a)	7,060	228,250
Schlumberger, Ltd.	40,606	2,635,735
Superior Energy Services, Inc. (a)	8,661	175,212
TGC Industries, Inc. (a)(b)	11,671	113,325
Tidewater, Inc.	2,113	97,959
Weatherford International, Ltd. (a)	12,433	157,029

		7,612,441

FOOD & STAPLES RETAILING — 2.2%
Costco Wholesale Corp.	12,926	1,227,970
CVS Caremark Corp.	43,118	2,014,904
Safeway, Inc. (b)	13,834	251,087
SUPERVALU, Inc. (b)	7,811	40,461
Sysco Corp.	18,793	560,219
The Kroger Co.	17,279	400,700
Wal-Mart Stores, Inc.	53,301	3,716,146
Walgreen Co.	27,099	801,588
Whole Foods Market, Inc.	4,296	409,495

		9,422,570

FOOD PRODUCTS — 1.6%
Archer-Daniels-Midland Co.	17,465	515,567
Bunge, Ltd.	4,286	268,904
Campbell Soup Co.	9,581	319,814
ConAgra Foods, Inc.	17,302	448,641
Dean Foods Co. (a)	6,802	115,838
Flowers Foods, Inc. (b)	9,469	219,965
General Mills, Inc.	20,829	802,750
Green Mountain Coffee Roasters, Inc. (a)(b)	2,530	55,103
H.J. Heinz Co. (b)	9,050	492,139
Kellogg Co.	6,209	306,290
Kraft Foods, Inc. (Class A)	41,863	1,616,749
McCormick & Co., Inc. (b)	3,351	203,238
Mead Johnson Nutrition Co.	5,790	466,153
Sanderson Farms, Inc.	342	15,670
Smithfield Foods, Inc. (a)	4,789	103,586
The Hershey Co.	5,272	379,742
The J.M. Smucker Co.	2,952	222,935
TreeHouse Foods, Inc. (a)(b)	2,785	173,478
Tyson Foods, Inc. (Class A)	11,232	211,498

		6,938,060

See accompanying notes to financial statements.

145

SPDR Dow Jones Total Market ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

GAS UTILITIES — 0.0% (d)
Delta Natural Gas Co., Inc. (b)	937	$20,361
Gas Natural, Inc. (b)	992	10,019
Questar Corp. (b)	4,456	92,952

		123,332

HEALTH CARE EQUIPMENT & SUPPLIES — 1.8%
ABIOMED, Inc. (a)(b)	3,520	80,326
Alere, Inc. (a)(b)	3,352	65,163
Baxter International, Inc.	17,879	950,269
Becton, Dickinson and Co.	7,314	546,722
Boston Scientific Corp. (a)	41,367	234,551
C.R. Bard, Inc.	3,850	413,644
CareFusion Corp. (a)	5,698	146,325
Covidien PLC	7,986	427,251
DENTSPLY International, Inc. (b)	3,602	136,192
Edwards Lifesciences Corp. (a)	5,861	605,441
Gen-Probe, Inc. (a)	1,777	146,069
Hologic, Inc. (a)	10,566	190,611
Intuitive Surgical, Inc. (a)	1,009	558,774
MAKO Surgical Corp. (a)(b)	1,186	30,373
Masimo Corp. (a)(b)	2,349	52,571
Medtronic, Inc.	33,571	1,300,205
NuVasive, Inc. (a)(b)	1,694	42,960
ResMed, Inc. (a)(b)	4,710	146,952
St. Jude Medical, Inc.	10,507	419,334
Stryker Corp.	8,219	452,867
Thoratec Corp. (a)	2,087	70,082
Varian Medical Systems, Inc. (a)(b)	4,774	290,116
Vascular Solutions, Inc. (a)(b)	2,174	27,305
Zimmer Holdings, Inc.	6,540	420,914

		7,755,017

HEALTH CARE PROVIDERS & SERVICES — 2.4%
Aetna, Inc.	13,018	504,708
Amedisys, Inc. (a)(b)	1,412	17,579
AmerisourceBergen Corp.	7,972	313,698
athenahealth, Inc. (a)(b)	1,356	107,355
Cardinal Health, Inc.	11,400	478,800
CIGNA Corp.	9,416	414,304
Community Health Systems, Inc. (a)	1,943	54,462
Coventry Health Care, Inc.	5,613	178,437
DaVita, Inc. (a)	4,199	412,384
Express Scripts Holding Co. (a)	26,280	1,467,212
Health Management Associates, Inc. (Class A) (a)(b)	8,639	67,816
Health Net, Inc. (a)	5,623	136,470
HEALTHSOUTH Corp. (a)(b)	5,796	134,815
Healthways, Inc. (a)(b)	751	5,993
Henry Schein, Inc. (a)(b)	4,717	370,237
Humana, Inc.	5,872	454,728
Laboratory Corp. of America Holdings (a)(b)	3,029	280,516
Lincare Holdings, Inc. (b)	6,896	234,602
McKesson Corp.	9,223	864,656
Omnicare, Inc. (b)	4,854	151,591
Patterson Cos., Inc. (b)	4,857	167,421
PSS World Medical, Inc. (a)(b)	4,376	91,852
Quest Diagnostics, Inc.	3,942	236,126
Tenet Healthcare Corp. (a)(b)	17,638	92,423
UnitedHealth Group, Inc.	34,146	1,997,541
VCA Antech, Inc. (a)(b)	5,115	112,428
WellCare Health Plans, Inc. (a)	664	35,192
WellPoint, Inc.	15,009	957,424

		10,340,770

HOTELS, RESTAURANTS & LEISURE — 2.2%
Biglari Holdings, Inc. (a)(b)	352	136,009
Bob Evans Farms, Inc. (b)	8,042	323,288
Brinker International, Inc. (b)	4,265	135,926
Carnival Corp.	12,266	420,356
Darden Restaurants, Inc. (b)	5,196	263,073
Gaylord Entertainment Co. (a)(b)	1,099	42,377
International Game Technology (b)	11,837	186,433
Interval Leisure Group, Inc. (b)	1,670	31,747
Las Vegas Sands Corp.	13,584	590,768
Marriott International, Inc. (Class A) (b)	11,829	463,697
Marriott Vacations Worldwide Corp. (a)(b)	1,415	43,837
McDonald’s Corp.	28,508	2,523,813
MGM Resorts International (a)	8,055	89,894
Panera Bread Co. (Class A) (a)	1,338	186,571
Penn National Gaming, Inc. (a)	3,862	172,207
Royal Caribbean Cruises, Ltd.	3,616	94,124
Scientific Games Corp. (Class A) (a)	5,880	50,274
Starbucks Corp.	21,556	1,149,366
Starwood Hotels & Resorts Worldwide, Inc.	7,060	374,462
The Cheesecake Factory, Inc. (a)(b)	6,112	195,340
Wyndham Worldwide Corp.	10,750	566,955
Wynn Resorts, Ltd.	3,534	366,546
Yum! Brands, Inc.	15,535	1,000,765

		9,407,828

HOUSEHOLD DURABLES — 0.5%
American Greetings Corp. (Class A) (b)	6,196	90,586
Brookfield Residential Properties, Inc. (a)(b)	5,886	64,157
D.R. Horton, Inc. (b)	10,508	193,137
Garmin, Ltd. (b)	5,020	192,216
Harman International Industries, Inc.	3,262	129,175
KB HOME (b)	5,797	56,811
Leggett & Platt, Inc. (b)	8,465	178,865
Lennar Corp. (Class A) (b)	7,050	217,916
Mohawk Industries, Inc. (a)(b)	1,501	104,815
Newell Rubbermaid, Inc.	11,572	209,916
NVR, Inc. (a)	252	214,200
Pulte Group, Inc. (a)(b)	15,377	164,534
The Ryland Group, Inc. (b)	2,424	62,006
Toll Brothers, Inc. (a)(b)	4,869	144,755
Whirlpool Corp.	2,677	163,725

		2,186,814

HOUSEHOLD PRODUCTS — 1.9%
Church & Dwight Co., Inc. (b)	8,471	469,886
Colgate-Palmolive Co.	13,821	1,438,766
Energizer Holdings, Inc. (a)	2,523	189,856
Kimberly-Clark Corp.	10,652	892,318

See accompanying notes to financial statements.

146

SPDR Dow Jones Total Market ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

The Clorox Co. (b)	3,947	$286,000
The Procter & Gamble Co.	79,820	4,888,975

		8,165,801

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.2%
Calpine Corp. (a)	10,252	169,260
GenOn Energy, Inc. (a)	36,006	61,570
NRG Energy, Inc. (a)	10,672	185,266
The AES Corp. (a)	21,579	276,859

		692,955

INDUSTRIAL CONGLOMERATES — 2.2%
3M Co.	18,355	1,644,608
Danaher Corp.	13,420	698,914
General Electric Co.	303,431	6,323,502
Raven Industries, Inc.	2,600	180,934
Tyco International, Ltd.	6,551	346,220

		9,194,178

INSURANCE — 3.7%
ACE, Ltd.	4,457	330,398
Aflac, Inc.	14,112	601,030
American International Group, Inc. (a)	9,249	296,800
Aon PLC	7,971	372,883
Arthur J. Gallagher & Co. (b)	3,109	109,033
Assurant, Inc.	4,367	152,146
Assured Guaranty, Ltd.	4,522	63,760
Berkshire Hathaway, Inc. (Class B) (a)	54,538	4,544,652
Cincinnati Financial Corp. (b)	4,783	182,089
Eastern Insurance Holdings, Inc. (b)	1,927	32,759
Everest Re Group, Ltd.	1,947	201,495
Fidelity National Financial, Inc. (Class A) (b)	7,959	153,290
Genworth Financial, Inc. (Class A) (a)	14,597	82,619
Hartford Financial Services Group, Inc.	12,854	226,616
Lincoln National Corp.	12,926	282,692
Loews Corp.	13,592	556,049
Marsh & McLennan Cos., Inc.	13,852	446,450
MBIA, Inc. (a)(b)	5,951	64,330
MetLife, Inc.	16,544	510,382
Old Republic International Corp. (b)	12,172	100,906
PartnerRe, Ltd.	2,169	164,128
Principal Financial Group, Inc.	11,989	314,472
ProAssurance Corp.	3,682	328,029
Protective Life Corp.	907	26,675
Prudential Financial, Inc.	13,597	658,503
Reinsurance Group of America, Inc.	2,263	120,414
RenaissanceRe Holdings, Ltd.	2,433	184,932
Seabright Holdings, Inc. (b)	4,780	42,494
Selective Insurance Group, Inc. (b)	7,542	131,306
Stewart Information Services Corp. (b)	9,300	142,755
The Allstate Corp.	16,956	594,986
The Chubb Corp.	11,092	807,720
The Hanover Insurance Group, Inc.	3,347	130,968
The Phoenix Cos., Inc. (a)(b)	54,885	101,537
The Progressive Corp.	18,874	393,146
The Travelers Cos., Inc.	17,964	1,146,822
Torchmark Corp.	3,778	190,978
Unum Group	13,249	253,453
Validus Holdings, Ltd.	4,458	142,790
W.R. Berkley Corp. (b)	4,206	163,698
XL Group PLC	9,406	197,902

		15,548,087

INTERNET & CATALOG RETAIL — 0.9%
Amazon.com, Inc. (a)	9,498	2,168,868
Expedia, Inc.	4,883	234,726
HSN, Inc.	1,670	67,385
Liberty Interactive Corp. (Class A) (a)	18,955	337,209
Netflix, Inc. (a)(b)	1,174	80,384
Priceline.com, Inc. (a)	1,104	733,630
TripAdvisor, Inc. (a)	4,883	218,221

		3,840,423

INTERNET SOFTWARE & SERVICES — 1.6%
Akamai Technologies, Inc. (a)	6,457	205,010
AOL, Inc. (a)(b)	3,442	96,651
EarthLink, Inc. (b)	11,320	84,221
eBay, Inc. (a)	29,812	1,252,402
Equinix, Inc. (a)	1,191	209,199
Google, Inc. (Class A) (a)	6,615	3,837,163
IAC/InterActiveCorp.	4,355	198,588
Internap Network Services Corp. (a)(b)	14,275	92,930
Local.com Corp. (a)(b)	9,917	23,999
Monster Worldwide, Inc. (a)(b)	6,307	53,610
VeriSign, Inc. (a)(b)	6,621	288,477
WebMD Health Corp. (a)(b)	799	16,388
Yahoo!, Inc. (a)	34,158	540,721

		6,899,359

IT SERVICES — 3.4%
Accenture PLC (Class A)	9,893	594,470
Alliance Data Systems Corp. (a)(b)	1,935	261,225
Automatic Data Processing, Inc.	15,855	882,489
Broadridge Financial Solutions, Inc.	5,527	117,559
Cognizant Technology Solutions Corp. (Class A) (a)	10,334	620,040
Computer Sciences Corp.	5,886	146,091
Fidelity National Information Services, Inc.	13,362	455,377
Fiserv, Inc. (a)	6,716	485,030
International Business Machines Corp.	33,994	6,648,547
Jack Henry & Associates, Inc. (b)	4,196	144,846
Lender Processing Services, Inc.	3,951	99,881
Mastercard, Inc. (Class A)	2,449	1,053,339
Paychex, Inc.	11,065	347,552
SAIC, Inc.	6,393	77,483
Teradata Corp. (a)	6,952	500,614
The Western Union Co.	19,395	326,612
Total System Services, Inc.	6,210	148,605
Unisys Corp. (a)(b)	2,365	46,236
VeriFone Systems, Inc. (a)(b)	1,105	36,564
Visa, Inc. (Class A)	13,273	1,640,941

		14,633,501

LEISURE EQUIPMENT & PRODUCTS — 0.2%
Brunswick Corp. (b)	5,127	113,922
Hasbro, Inc. (b)	6,646	225,100

See accompanying notes to financial statements.

147

SPDR Dow Jones Total Market ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Mattel, Inc.	15,459	$501,490

		840,512

LIFE SCIENCES TOOLS & SERVICES — 0.6%
Affymetrix, Inc. (a)(b)	3,198	14,998
Agilent Technologies, Inc.	12,758	500,624
Charles River Laboratories International, Inc. (a)	2,030	66,503
Covance, Inc. (a)	1,861	89,049
Illumina, Inc. (a)(b)	3,870	156,309
Life Technologies Corp. (a)	6,375	286,811
PerkinElmer, Inc.	7,066	182,303
Sequenom, Inc. (a)(b)	2,502	10,158
Techne Corp.	2,941	218,222
Thermo Fisher Scientific, Inc.	13,414	696,321
Waters Corp. (a)	3,957	314,463

		2,535,761

MACHINERY — 2.4%
AGCO Corp. (a)	2,262	103,441
Caterpillar, Inc.	17,602	1,494,586
CLARCOR, Inc. (b)	2,088	100,558
Commercial Vehicle Group, Inc. (a)(b)	24,773	213,543
Crane Co.	4,031	146,648
Cummins, Inc.	5,213	505,192
Deere & Co.	12,182	985,158
Donaldson Co., Inc. (b)	4,619	154,136
Dover Corp.	5,287	283,436
Eaton Corp.	10,072	399,153
Federal Signal Corp. (a)(b)	11,600	67,744
Flowserve Corp. (b)	1,520	174,420
Graco, Inc. (b)	601	27,694
Harsco Corp.	4,126	84,088
IDEX Corp.	7,224	281,592
Illinois Tool Works, Inc. (b)	18,039	954,083
Ingersoll-Rand PLC	4,451	187,743
ITT Corp. (b)	3,286	57,834
John Bean Technologies Corp. (b)	841	11,412
Joy Global, Inc.	4,272	242,351
Lincoln Electric Holdings, Inc. (b)	3,769	165,044
Meritor, Inc. (a)(b)	39,114	204,175
Mueller Water Products, Inc. (Class A) (b)	59,679	206,489
NACCO Industries, Inc. (b)	1,400	162,750
Navistar International Corp. (a)(b)	2,340	66,386
Oshkosh Corp. (a)	4,547	95,260
PACCAR, Inc.	9,737	381,593
Pall Corp.	7,149	391,837
Parker Hannifin Corp.	5,959	458,128
Pentair, Inc. (b)	4,870	186,424
SPX Corp.	2,602	169,963
Stanley Black & Decker, Inc.	3,948	254,093
Terex Corp. (a)(b)	4,203	74,939
The Manitowoc Co., Inc. (b)	25,198	294,817
Timken Co.	5,528	253,127
Watts Water Technologies, Inc. (Class A) (b)	4,853	161,799
Xylem, Inc.	6,618	166,575

		10,168,211

MARINE — 0.0% (d)
Genco Shipping & Trading, Ltd. (a)(b)	830	2,532

MEDIA — 3.7%
AMC Networks, Inc. (Class A) (a)	2,030	72,167
Cablevision Systems Corp. (Class A) (b)	8,237	109,470
CBS Corp.	20,240	663,467
Comcast Corp. (Class A)	79,884	2,553,891
DIRECTV (Class A) (a)	29,118	1,421,541
Discovery Communications, Inc. (Series A) (a)	9,219	497,826
DISH Network Corp. (Class A)	9,302	265,572
Gannett Co., Inc. (b)	12,423	182,991
Journal Communications, Inc. (Class A) (a)(b)	10,817	55,816
Knology, Inc. (a)(b)	7,455	146,640
Lamar Advertising Co. (Class A) (a)(b)	3,703	105,906
Liberty Global, Inc. (Series A) (a)	11,915	591,341
Liberty Media Corp. — Liberty Capital (Class A) (a)	5,119	450,011
Live Nation Entertainment, Inc. (a)(b)	4,529	41,576
News Corp. (Class A)	65,462	1,459,148
Omnicom Group, Inc.	8,973	436,088
Scripps Networks Interactive, Inc. (Class A)	2,089	118,781
Sirius XM Radio, Inc. (a)	102,557	189,730
The Interpublic Group of Cos., Inc.	17,285	187,542
The Madison Square Garden Co. (Class A) (a)	2,030	76,003
The McGraw-Hill Cos., Inc.	11,415	513,675
The New York Times Co. (Class A) (a)(b)	3,440	26,832
The Walt Disney Co.	52,292	2,536,162
Time Warner Cable, Inc.	9,076	745,140
Time Warner, Inc.	37,226	1,433,201
Valassis Communications, Inc. (a)(b)	415	9,026
Viacom, Inc. (Class B)	15,599	733,465
Virgin Media, Inc. (b)	9,071	221,242

		15,844,250

METALS & MINING — 0.9%
AK Steel Holding Corp. (b)	7,550	44,319
Alcoa, Inc.	26,105	228,419
Allegheny Technologies, Inc.	2,941	93,788
Allied Nevada Gold Corp. (a)(b)	1,609	45,663
Century Aluminum Co. (a)(b)	2,930	21,477
Cliffs Natural Resources, Inc.	4,708	232,057
Coeur d’Alene Mines Corp. (a)(b)	1,251	21,968
Commercial Metals Co. (b)	4,704	59,459
Freeport-McMoRan Copper & Gold, Inc.	26,789	912,701
McEwen Mining, Inc. (a)	76,500	230,265
Molycorp, Inc. (a)(b)	1,356	29,222
Newmont Mining Corp.	14,086	683,312
Nucor Corp.	8,559	324,386

See accompanying notes to financial statements.

148

SPDR Dow Jones Total Market ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Reliance Steel & Aluminum Co.	1,579	$79,740
Royal Gold, Inc. (b)	2,534	198,666
Schnitzer Steel Industries, Inc. (Class A) (b)	1,174	32,895
Southern Copper Corp. (b)	6,899	217,387
Steel Dynamics, Inc.	6,365	74,789
SunCoke Energy, Inc. (a)	2,439	35,731
Titanium Metals Corp.	4,356	49,266
United States Steel Corp. (b)	5,700	117,420
Walter Energy, Inc.	2,268	100,155
Worthington Industries, Inc. (b)	1,684	34,471

		3,867,556

MULTI-UTILITIES — 1.0%
Alliant Energy Corp.	1,265	57,646
Ameren Corp.	5,952	199,630
CMS Energy Corp.	11,737	275,819
Consolidated Edison, Inc.	7,803	485,269
Dominion Resources, Inc.	17,886	965,844
DTE Energy Co.	3,541	210,088
NiSource, Inc.	8,391	207,677
PG&E Corp.	10,244	463,746
Public Service Enterprise Group, Inc.	13,082	425,165
Sempra Energy	6,880	473,894
TECO Energy, Inc.	12,408	224,088
Wisconsin Energy Corp.	5,880	232,672

		4,221,538

MULTILINE RETAIL — 0.9%
Big Lots, Inc. (a)	5,294	215,942
Dillard’s, Inc. (Class A)	1,850	117,808
Dollar Tree, Inc. (a)	11,586	623,327
Family Dollar Stores, Inc.	4,962	329,874
J.C. Penney Co., Inc. (b)	6,801	158,531
Kohl’s Corp.	8,639	392,988
Macy’s, Inc.	15,189	521,742
Nordstrom, Inc.	7,633	379,284
Sears Holdings Corp. (a)(b)	2,449	146,205
Target Corp.	18,702	1,088,270

		3,973,971

OFFICE ELECTRONICS — 0.1%
Xerox Corp.	49,866	392,446
Zebra Technologies Corp. (Class A) (a)	4,381	150,531

		542,977

OIL, GAS & CONSUMABLE FUELS — 8.4%
Abraxas Petroleum Corp. (a)(b)	41,967	133,875
Adams Resources & Energy, Inc. (b)	741	31,063
Alpha Natural Resources, Inc. (a)(b)	11,088	96,576
Anadarko Petroleum Corp.	15,284	1,011,801
Apache Corp.	10,760	945,696
Approach Resources, Inc. (a)(b)	7,876	201,153
Arch Coal, Inc. (b)	5,957	41,044
BPZ Resources, Inc. (a)(b)	28,469	72,027
Cabot Oil & Gas Corp.	4,716	185,810
Chesapeake Energy Corp. (b)	17,375	323,175
Chevron Corp.	57,385	6,054,117
Cimarex Energy Co. (b)	1,761	97,066
Clayton Williams Energy, Inc. (a)(b)	1,097	53,073
Cobalt International Energy, Inc. (a)	4,858	114,163
Concho Resources, Inc. (a)	3,182	270,852
ConocoPhillips	38,276	2,138,863
CONSOL Energy, Inc.	6,030	182,347
Contango Oil & Gas Co. (a)(b)	494	29,245
Denbury Resources, Inc. (a)	11,516	174,007
Devon Energy Corp.	12,757	739,778
EOG Resources, Inc.	7,636	688,080
EXCO Resources, Inc. (b)	6,279	47,658
Exxon Mobil Corp.	143,091	12,244,297
Forest Oil Corp. (a)(b)	3,621	26,542
Goodrich Petroleum Corp. (a)(b)	2,364	32,765
Hess Corp.	8,393	364,676
Hollyfrontier Corp.	9,064	321,137
Houston American Energy Corp. (a)(b)	14,361	16,084
Kinder Morgan, Inc.	10,056	324,004
Marathon Oil Corp.	21,494	549,602
Marathon Petroleum Corp.	10,748	482,800
Murphy Oil Corp.	5,872	295,303
Newfield Exploration Co. (a)	3,949	115,745
Noble Energy, Inc.	6,060	514,009
Occidental Petroleum Corp.	23,741	2,036,266
Panhandle Oil & Gas, Inc. (b)	741	22,334
Patriot Coal Corp. (a)(b)	8,653	10,557
Peabody Energy Corp.	8,051	197,411
Phillips 66 (a)	19,163	636,978
Pioneer Natural Resources Co.	5,304	467,866
Plains Exploration & Production Co. (a)	6,532	229,796
QEP Resources, Inc. (b)	4,457	133,576
Quicksilver Resources, Inc. (a)(b)	1,429	7,745
Range Resources Corp.	6,137	379,696
Rex Energy Corp. (a)(b)	2,775	31,108
SandRidge Energy, Inc. (a)(b)	17,111	114,473
SM Energy Co.	5,637	276,833
Southwestern Energy Co. (a)	11,073	353,561
Spectra Energy Corp.	17,974	522,324
Sunoco, Inc.	4,616	219,260
Tesoro Corp. (a)	6,640	165,734
The Williams Cos., Inc.	18,390	530,000
Ultra Petroleum Corp. (a)(b)	4,044	93,295
Valero Energy Corp.	16,111	389,081
WPX Energy, Inc. (a)(b)	6,130	99,183
ZaZa Energy Corp. (a)(b)	12,072	54,565
Zion Oil & Gas, Inc. (a)	4,800	7,536

		35,897,611

PAPER & FOREST PRODUCTS — 0.3%
Domtar Corp.	519	39,813
International Paper Co.	15,777	456,113
Louisiana-Pacific Corp. (a)(b)	7,206	78,401
MeadWestvaco Corp.	9,808	281,980
Weyerhaeuser Co.	15,789	353,042

		1,209,349

PERSONAL PRODUCTS — 0.3%
Avon Products, Inc.	13,852	224,541
Herbalife, Ltd. (b)	5,461	263,930

See accompanying notes to financial statements.

149

SPDR Dow Jones Total Market ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

The Estee Lauder Cos., Inc. (Class A)	10,331	$559,114

		1,047,585

PHARMACEUTICALS — 5.4%
Abbott Laboratories	42,191	2,720,054
Allergan, Inc.	8,894	823,318
Auxilium Pharmaceuticals, Inc. (a)(b)	1,772	47,649
Bristol-Myers Squibb Co.	53,778	1,933,319
Eli Lilly & Co.	26,845	1,151,919
Endo Pharmaceuticals Holdings, Inc. (a)	3,862	119,645
Forest Laboratories, Inc. (a)	10,173	355,953
Hospira, Inc. (a)	6,448	225,551
Johnson & Johnson (b)	74,781	5,052,204
MAP Pharmaceuticals, Inc. (a)(b)	13,400	200,732
Merck & Co., Inc.	86,842	3,625,653
Mylan, Inc. (a)	11,321	241,930
Nektar Therapeutics (a)(b)	2,253	18,182
Perrigo Co. (b)	3,258	384,216
Pfizer, Inc.	227,481	5,232,063
Questcor Pharmaceuticals, Inc. (a)(b)	2,671	142,204
ViroPharma, Inc. (a)	3,876	91,861
VIVUS, Inc. (a)(b)	7,706	219,929
Watson Pharmaceuticals, Inc. (a)	5,115	378,459

		22,964,841

PROFESSIONAL SERVICES — 0.2%
Dun & Bradstreet Corp. (b)	2,783	198,066
Equifax, Inc.	6,058	282,303
IHS, Inc. (Class A) (a)(b)	1,777	191,436
Manpower, Inc.	2,757	101,044
Robert Half International, Inc. (b)	8,220	234,846

		1,007,695

REAL ESTATE INVESTMENT TRUSTS — 3.0%
Agree Realty Corp. (b)	6,890	152,476
American Assets Trust, Inc.	6,800	164,900
American Campus Communities, Inc.	3,456	155,451
American Tower Corp.	12,744	890,933
Annaly Capital Management, Inc.	18,721	314,138
Apartment Investment & Management Co. (Class A) (b)	6,785	183,399
Ashford Hospitality Trust, Inc. (b)	16,780	141,455
AvalonBay Communities, Inc. (b)	2,615	369,970
BioMed Realty Trust, Inc.	5,702	106,513
Boston Properties, Inc. (b)	6,456	699,637
BRE Properties, Inc. (b)	2,173	108,693
Camden Property Trust	1,160	78,497
CBL & Associates Properties, Inc. (b)	4,871	95,179
Cedar Shopping Centers, Inc. (b)	4,966	25,078
Colonial Properties Trust	1,016	22,494
Coresite Realty Corp. (b)	7,100	183,322
Corporate Office Properties Trust (b)	4,708	110,685
Cousins Properties, Inc. (b)	19,600	151,900
DDR Corp. (b)	5,189	75,967
Digital Realty Trust, Inc. (b)	2,195	164,779
Duke Realty Corp.	5,712	83,624
Equity Residential (b)	10,412	649,292
Extra Space Storage, Inc.	4,277	130,876
Glimcher Realty Trust	8,805	89,987
HCP, Inc.	8,997	397,218
Health Care REIT, Inc.	3,011	175,541
Home Properties, Inc.	1,510	92,654
Hospitality Properties Trust	4,632	114,735
Host Hotels & Resorts, Inc. (b)	21,000	332,220
Investors Real Estate Trust	19,387	153,157
iStar Financial, Inc. (a)(b)	40,800	263,160
Kimco Realty Corp.	9,807	186,627
LaSalle Hotel Properties (b)	6,874	200,308
Lexington Realty Trust (b)	4,457	37,751
Liberty Property Trust (b)	3,285	121,019
Monmouth Real Estate Investment Corp. (b)	12,434	145,727
National Retail Properties, Inc.	8,394	237,466
Pennsylvania Real Estate Investment Trust	6,285	94,149
Plum Creek Timber Co., Inc. (b)	6,709	266,347
Post Properties, Inc.	1,099	53,796
ProLogis	8,716	289,633
Public Storage	3,189	460,524
Realty Income Corp. (b)	4,277	178,650
Regency Centers Corp.	923	43,907
RLJ Lodging Trust	7,900	143,227
Senior Housing Properties Trust	3,761	83,946
Simon Property Group, Inc.	7,728	1,202,941
SL Green Realty Corp. (b)	2,018	161,924
Strategic Hotels & Resorts, Inc. (a)(b)	54,713	353,446
Sunstone Hotel Investors, Inc. (a)	1,605	17,639
Tanger Factory Outlet Centers, Inc.	7,797	249,894
The Macerich Co. (b)	5,213	307,828
UDR, Inc.	5,460	141,086
Ventas, Inc.	6,699	422,841
Vornado Realty Trust	8,714	731,802
Weingarten Realty Investors (b)	3,352	88,292

		12,898,700

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
Brookfield Office Properties, Inc. (b)	4,688	81,665
CBRE Group, Inc. (a)	11,822	193,408
Forestar Group, Inc. (a)(b)	1,589	20,355
Jones Lang LaSalle, Inc.	1,925	135,462
The St. Joe Co. (a)	2,760	43,636

		474,526

ROAD & RAIL — 1.1%
Avis Budget Group, Inc. (a)(b)	2,862	43,502
Con-way, Inc.	830	29,971
CSX Corp.	38,368	857,909
Dollar Thrifty Automotive Group, Inc. (a)	3,027	245,066
J.B. Hunt Transport Services, Inc.	7,793	464,463
Kansas City Southern	3,611	251,181
Landstar System, Inc.	4,950	256,014
Norfolk Southern Corp.	12,424	891,671
Union Pacific Corp.	13,830	1,650,057

		4,689,834

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.5%
Advanced Micro Devices, Inc. (a)(b)	16,550	94,831

See accompanying notes to financial statements.

150

SPDR Dow Jones Total Market ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Altera Corp.	9,729	$329,229
Anadigics, Inc. (a)(b)	5,280	9,557
Analog Devices, Inc.	10,413	392,258
Applied Materials, Inc.	42,151	483,050
AXT, Inc. (a)(b)	15,958	63,034
Broadcom Corp. (Class A) (a)	15,766	532,891
Cirrus Logic, Inc. (a)(b)	3,277	97,917
Cree, Inc. (a)(b)	1,095	28,109
Cypress Semiconductor Corp. (a)(b)	4,968	65,677
First Solar, Inc. (a)(b)	1,611	24,262
Intel Corp.	158,260	4,217,629
International Rectifier Corp. (a)(b)	3,437	68,706
Intersil Corp. (Class A)	9,055	96,436
KLA-Tencor Corp.	8,156	401,683
Lam Research Corp. (a)	14,297	539,569
Linear Technology Corp.	9,135	286,199
LSI Corp. (a)	19,227	122,476
Marvell Technology Group, Ltd.	14,017	158,112
Maxim Integrated Products, Inc.	6,056	155,276
MEMC Electronic Materials, Inc. (a)(b)	8,394	18,215
Microchip Technology, Inc.	7,545	249,588
Micron Technology, Inc. (a)	23,412	147,730
Microsemi Corp. (a)	4,785	88,475
MKS Instruments, Inc.	595	17,213
NVIDIA Corp. (a)	18,960	262,027
ON Semiconductor Corp. (a)	8,892	63,133
Rambus, Inc. (a)	4,274	24,533
Sigma Designs, Inc. (a)(b)	1,243	7,930
Skyworks Solutions, Inc. (a)	3,092	84,628
SunPower Corp. (a)	268	1,289
Teradyne, Inc. (a)(b)	10,058	141,415
Texas Instruments, Inc.	37,768	1,083,564
Xilinx, Inc.	8,240	276,617

		10,633,258

SOFTWARE — 3.8%
Activision Blizzard, Inc.	18,800	225,412
Adobe Systems, Inc. (a)	19,136	619,432
Autodesk, Inc. (a)	10,252	358,718
BMC Software, Inc. (a)	7,149	305,119
CA, Inc.	13,777	373,219
Cadence Design Systems, Inc. (a)(b)	14,170	155,728
Citrix Systems, Inc. (a)	8,409	705,851
Compuware Corp. (a)	15,878	147,507
Concur Technologies, Inc. (a)(b)	2,526	172,021
Electronic Arts, Inc. (a)	9,249	114,225
Intuit, Inc.	11,163	662,524
Microsoft Corp.	223,575	6,839,159
Nuance Communications, Inc. (a)(b)	8,814	209,950
Oracle Corp.	112,276	3,334,597
Parametric Technology Corp. (a)(b)	9,559	200,357
Red Hat, Inc. (a)	8,126	458,957
Rovi Corp. (a)	1,779	34,904
Salesforce.com, Inc. (a)	3,260	450,728
Smith Micro Software, Inc. (a)	5,885	10,828
Solera Holdings, Inc.	3,289	137,447
Symantec Corp. (a)	26,866	392,512
Synopsys, Inc. (a)	7,875	231,761
TiVo, Inc. (a)(b)	5,870	48,545
VMware, Inc. (Class A) (a)	1,170	106,517
Websense, Inc. (a)(b)	1,345	25,192

		16,321,210

SPECIALTY RETAIL — 2.6%
Abercrombie & Fitch Co. (Class A)	4,028	137,516
Advance Auto Parts, Inc.	4,380	298,804
Aeropostale, Inc. (a)	2,348	41,865
American Eagle Outfitters, Inc. (b)	8,130	160,405
AutoNation, Inc. (a)(b)	8,133	286,932
AutoZone, Inc. (a)	1,327	487,235
Bed Bath & Beyond, Inc. (a)	9,051	559,352
Best Buy Co., Inc. (b)	9,745	204,255
Chico’s FAS, Inc.	5,030	74,645
Dick’s Sporting Goods, Inc. (b)	3,186	152,928
Foot Locker, Inc.	7,215	220,635
GameStop Corp. (Class A) (b)	4,442	81,555
Genesco, Inc. (a)(b)	742	44,631
Limited Brands, Inc.	11,250	478,462
Lowe’s Cos., Inc.	39,551	1,124,830
O’Reilly Automotive, Inc. (a)	5,976	500,610
Office Depot, Inc. (a)(b)	11,405	24,635
OfficeMax, Inc. (a)(b)	2,030	10,272
PetSmart, Inc.	6,709	457,420
Pier 1 Imports, Inc. (b)	1,846	30,330
RadioShack Corp. (b)	6,547	25,140
Rent-A-Center, Inc. (b)	4,549	153,483
Ross Stores, Inc.	11,319	707,098
Staples, Inc. (b)	21,577	281,580
The Gap, Inc.	16,773	458,909
The Home Depot, Inc.	50,111	2,655,382
The Men’s Wearhouse, Inc. (b)	1,501	42,238
Tiffany & Co. (b)	4,958	262,526
TJX Cos., Inc.	23,417	1,005,292
Urban Outfitters, Inc. (a)	5,276	145,565
Williams-Sonoma, Inc. (b)	4,097	143,272

		11,257,802

TEXTILES, APPAREL & LUXURY GOODS — 0.6%
Carter’s, Inc. (a)	2,927	153,960
Coach, Inc.	10,734	627,724
Crocs, Inc. (a)	1,016	16,408
Fifth & Pacific Cos, Inc. (a)(b)	8,231	88,319
Hanesbrands, Inc. (a)(b)	4,044	112,140
Iconix Brand Group, Inc. (a)(b)	1,338	23,375
NIKE, Inc. (Class B)	8,300	728,574
Quiksilver, Inc. (a)(b)	9,899	23,065
The Jones Group, Inc. (b)	6,868	65,658
Under Armour, Inc. (Class A) (a)(b)	1,687	159,388
V.F. Corp.	2,002	267,167
Wolverine World Wide, Inc. (b)	6,533	253,350

		2,519,128

THRIFTS & MORTGAGE FINANCE — 0.2%
Astoria Financial Corp. (b)	3,777	37,015
Berkshire Hills Bancorp, Inc. (b)	4,958	109,076
Doral Financial Corp. (a)(b)	89,466	134,199
Hudson City Bancorp, Inc.	9,218	58,719
MGIC Investment Corp. (a)(b)	8,805	25,358

See accompanying notes to financial statements.

151

SPDR Dow Jones Total Market ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

New York Community Bancorp, Inc. (b)	8,631	$108,146
OceanFirst Financial Corp. (b)	9,333	134,022
People’s United Financial, Inc.	10,166	118,027
Radian Group, Inc. (b)	10,672	35,111
TrustCo Bank Corp. NY (b)	17,193	93,874

		853,547

TOBACCO — 1.8%
Altria Group, Inc.	59,156	2,043,840
Lorillard, Inc.	4,206	554,981
Philip Morris International, Inc.	53,957	4,708,288
Reynolds American, Inc. (b)	11,993	538,126

		7,845,235

TRADING COMPANIES & DISTRIBUTORS — 0.2%
Fastenal Co.	12,074	486,703
Kaman Corp. (b)	5,272	163,116
W.W. Grainger, Inc.	1,328	253,967
Willis Lease Finance Corp. (a)(b)	992	12,221

		916,007

WATER UTILITIES — 0.1%
Aqua America, Inc. (b)	3,351	83,641
Artesian Resources Corp. (Class A) (b)	992	21,368
Cadiz, Inc. (a)(b)	4,698	33,872
Connecticut Water Service, Inc. (b)	2,348	68,045

		206,926

WIRELESS TELECOMMUNICATION SERVICES — 0.3%
Crown Castle International Corp. (a)	8,742	512,806
Leap Wireless International, Inc. (a)(b)	2,688	17,284
MetroPCS Communications, Inc. (a)	6,783	41,037
NII Holdings, Inc. (a)(b)	5,963	61,001
SBA Communications Corp. (Class A) (a)(b)	4,200	239,610
Sprint Nextel Corp. (a)	76,484	249,338
Telephone & Data Systems, Inc.	4,709	100,255

		1,221,331

TOTAL COMMON STOCKS —
(Cost $409,422,487)		423,844,220

SHORT TERM INVESTMENTS — 6.2%
MONEY MARKET FUNDS — 6.2%
State Street Navigator Securities Lending Prime Portfolio (e)(f)	25,599,732	25,599,732
State Street Institutional Liquid Reserves Fund 0.20% (f)(g)	1,035,436	1,035,436

TOTAL SHORT TERM INVESTMENTS —
(Cost $26,635,168)		26,635,168

TOTAL INVESTMENTS — 105.7% (h)
(Cost $436,057,655)		450,479,388
OTHER ASSETS & LIABILITIES — (5.7)%		(24,370,779)

NET ASSETS — 100.0%		$426,108,609

(a)	Non-income producing security.
(b)	A portion of the security was on loan at June 30, 2012.
(c)	Affiliated issuer. (Note 3)
(d)	Amount shown represents less than 0.05% of net assets.
(e)	Investments of cash collateral for securities loaned.
(f)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(g)	The rate shown is the annualized seven-day yield at period end.
(h)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
PLC = Public Limited Company
REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

152

SPDR Dow Jones Large Cap ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.7%
AEROSPACE & DEFENSE — 2.2%
BE Aerospace, Inc. (a)(b)	300	$13,098
General Dynamics Corp.	933	61,541
Goodrich Corp.	395	50,125
Honeywell International, Inc.	2,194	122,513
L-3 Communications Holdings, Inc.	326	24,127
Lockheed Martin Corp. (a)	823	71,667
Northrop Grumman Corp. (a)	757	48,289
Precision Castparts Corp.	441	72,540
Raytheon Co. (a)	1,089	61,627
Rockwell Collins, Inc. (a)	455	22,454
Spirit Aerosystems Holdings, Inc. (Class A) (a)(b)	322	7,673
Textron, Inc. (a)	853	21,214
The Boeing Co.	2,040	151,572
TransDigm Group, Inc. (b)	139	18,668
United Technologies Corp. (a)	2,447	184,822

		931,930

AIR FREIGHT & LOGISTICS — 0.8%
C.H. Robinson Worldwide, Inc. (a)	512	29,967
Expeditors International of Washington, Inc.	677	26,234
FedEx Corp. (a)	918	84,098
United Parcel Service, Inc. (Class B) (a)	2,256	177,683

		317,982

AIRLINES — 0.2%
Delta Air Lines, Inc. (b)	2,565	28,087
Southwest Airlines Co. (a)	2,337	21,547
United Continental Holdings, Inc. (a)(b)	972	23,649

		73,283

AUTO COMPONENTS — 0.3%
Allison Transmission Holdings, Inc. (a)	100	1,756
BorgWarner, Inc. (a)(b)	359	23,547
Gentex Corp. (a)	435	9,078
Johnson Controls, Inc. (a)	2,083	57,720
Lear Corp.	313	11,809
The Goodyear Tire & Rubber Co. (a)(b)	747	8,822
TRW Automotive Holdings Corp. (b)	277	10,183
Visteon Corp. (b)	140	5,250

		128,165

AUTOMOBILES — 0.4%
Ford Motor Co.	11,699	112,193
General Motors Co. (a)(b)	1,824	35,969
Harley-Davidson, Inc. (a)	754	34,481

		182,643

BEVERAGES — 2.5%
Beam, Inc.	485	30,308
Brown-Forman Corp. (Class B) (a)	335	32,445
Coca-Cola Enterprises, Inc.	996	27,928
Constellation Brands, Inc. (Class A) (a)(b)	604	16,344
Dr. Pepper Snapple Group, Inc. (a)	669	29,269
Molson Coors Brewing Co. (Class B)	455	18,932
Monster Beverage Corp. (a)(b)	462	32,894
PepsiCo, Inc.	4,861	343,478
The Coca-Cola Co.	6,509	508,939

		1,040,537

BIOTECHNOLOGY — 1.5%
Alexion Pharmaceuticals, Inc. (a)(b)	554	55,012
Amgen, Inc.	2,440	178,218
Biogen Idec, Inc. (a)(b)	756	109,151
Celgene Corp. (b)	1,366	87,643
Gilead Sciences, Inc. (b)	2,323	119,123
Regeneron Pharmaceuticals, Inc. (a)(b)	220	25,128
United Therapeutics Corp. (a)(b)	158	7,802
Vertex Pharmaceuticals, Inc. (b)	668	37,355

		619,432

BUILDING PRODUCTS — 0.1%
Fortune Brands Home & Security, Inc. (b)	485	10,801
Masco Corp. (a)	1,174	16,284
Owens Corning, Inc. (a)(b)	371	10,588

		37,673

CAPITAL MARKETS — 1.7%
Affiliated Managers Group, Inc. (a)(b)	157	17,184
Ameriprise Financial, Inc.	703	36,739
BlackRock, Inc.	321	54,512
E*TRADE Financial Corp. (b)	754	6,062
Eaton Vance Corp. (a)	363	9,783
Franklin Resources, Inc. (a)	469	52,054
Invesco, Ltd.	1,380	31,188
Jefferies Group, Inc. (a)	380	4,936
Legg Mason, Inc.	442	11,656
LPL Investment Holdings, Inc. (a)	145	4,897
Morgan Stanley	4,119	60,096
Northern Trust Corp. (a)	669	30,787
Raymond James Financial, Inc.	307	10,512
SEI Investments Co. (a)	422	8,394
State Street Corp. (a)(c)	1,571	70,129
T. Rowe Price Group, Inc. (a)	762	47,976
TD Ameritrade Holding Corp. (a)	768	13,056
The Bank of New York Mellon Corp.	3,764	82,620
The Charles Schwab Corp. (a)	3,169	40,975
The Goldman Sachs Group, Inc.	1,297	124,330

		717,886

CHEMICALS — 2.5%
Air Products & Chemicals, Inc.	620	50,053
Airgas, Inc. (a)	218	18,314
Albemarle Corp. (a)	286	17,057
Ashland, Inc. (a)	219	15,179
Celanese Corp. (Series A)	470	16,271
CF Industries Holdings, Inc. (a)	212	41,073
E. I. du Pont de Nemours & Co. (a)	2,899	146,602
Eastman Chemical Co. (a)	407	20,501
Ecolab, Inc. (a)	856	58,662
FMC Corp. (a)	472	25,243
Huntsman Corp. (a)	543	7,026
International Flavors & Fragrances, Inc. (a)	249	13,645
LyondellBasell Industries NV	1,022	41,156
Monsanto Co.	1,668	138,077
PPG Industries, Inc.	488	51,787

See accompanying notes to financial statements.

153

SPDR Dow Jones Large Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Praxair, Inc.	935	$101,662
Rockwood Holdings, Inc.	213	9,446
Sigma-Aldrich Corp. (a)	341	25,210
The Dow Chemical Co. (a)	3,732	117,558
The Mosaic Co.	851	46,601
The Scotts Miracle-Gro Co. (Class A) (a)	138	5,675
The Sherwin-Williams Co. (a)	281	37,190
Valspar Corp.	291	15,275

		1,019,263

COMMERCIAL BANKS — 2.8%
BB&T Corp. (a)	2,190	67,561
BOK Financial Corp. (a)	69	4,016
CIT Group, Inc. (b)	571	20,350
City National Corp. (a)	131	6,364
Comerica, Inc. (a)	567	17,413
Commerce Bancshares, Inc. (a)	218	8,262
Cullen/Frost Bankers, Inc. (a)	176	10,118
Fifth Third Bancorp (a)	2,817	37,748
First Republic Bank (a)(b)	219	7,358
Huntington Bancshares, Inc. (a)	2,679	17,146
Keycorp	2,932	22,694
M&T Bank Corp. (a)	400	33,028
PNC Financial Services Group, Inc.	1,647	100,648
Regions Financial Corp.	4,524	30,537
SunTrust Banks, Inc.	1,636	39,640
U.S. Bancorp (a)	6,043	194,343
Wells Fargo & Co.	15,514	518,788
Zions Bancorporation (a)	456	8,856

		1,144,870

COMMERCIAL SERVICES & SUPPLIES — 0.4%
Avery Dennison Corp.	377	10,307
Cintas Corp. (a)	350	13,514
Copart, Inc. (b)	372	8,813
Iron Mountain, Inc. (a)	563	18,556
Pitney Bowes, Inc. (a)	486	7,275
R.R. Donnelley & Sons Co. (a)	662	7,792
Republic Services, Inc. (a)	977	25,851
Stericycle, Inc. (a)(b)	286	26,218
Waste Connections, Inc. (a)	374	11,190
Waste Management, Inc. (a)	1,276	42,618

		172,134

COMMUNICATIONS EQUIPMENT — 1.7%
Cisco Systems, Inc.	16,730	287,254
F5 Networks, Inc. (b)	245	24,392
Harris Corp. (a)	360	15,066
JDS Uniphase Corp. (a)(b)	699	7,689
Juniper Networks, Inc. (b)	1,672	27,270
Motorola Solutions, Inc. (a)	956	45,993
Polycom, Inc. (a)(b)	522	5,492
QUALCOMM, Inc.	5,280	293,990
Riverbed Technology, Inc. (a)(b)	432	6,977

		714,123

COMPUTERS & PERIPHERALS — 5.2%
Apple, Inc. (b)	2,885	1,684,840
Dell, Inc. (a)(b)	4,924	61,649
EMC Corp. (b)	6,407	164,211
Hewlett-Packard Co.	6,176	124,199
NCR Corp. (b)	528	12,001
NetApp, Inc. (a)(b)	1,124	35,766
SanDisk Corp. (a)(b)	716	26,120
Seagate Technology PLC (a)	1,296	32,050
Western Digital Corp. (b)	689	21,001

		2,161,837

CONSTRUCTION & ENGINEERING — 0.2%
Aecom Technology Corp. (b)	303	4,984
Fluor Corp. (a)	537	26,495
Foster Wheeler AG (b)	372	6,447
Jacobs Engineering Group, Inc. (a)(b)	388	14,690
KBR, Inc.	463	11,441
Quanta Services, Inc. (a)(b)	609	14,659
URS Corp.	267	9,313

		88,029

CONSTRUCTION MATERIALS — 0.1%
Martin Marietta Materials, Inc. (a)	126	9,931
Vulcan Materials Co. (a)	365	14,494

		24,425

CONSUMER FINANCE — 0.9%
American Express Co.	3,180	185,108
Capital One Financial Corp.	1,791	97,896
Discover Financial Services	1,648	56,988
SLM Corp.	1,479	23,235

		363,227

CONTAINERS & PACKAGING — 0.2%
AptarGroup, Inc. (a)	207	10,567
Ball Corp. (a)	504	20,689
Bemis Co., Inc. (a)	318	9,966
Crown Holdings, Inc. (b)	505	17,417
Owens-Illinois, Inc. (b)	544	10,429
Rock-Tenn Co. (Class A)	200	10,910
Sealed Air Corp. (a)	526	8,121
Sonoco Products Co.	310	9,347

		97,446

DISTRIBUTORS — 0.1%
Genuine Parts Co. (a)	513	30,908
LKQ Corp. (b)	450	15,030

		45,938

DIVERSIFIED CONSUMER SERVICES — 0.1%
Apollo Group, Inc. (a)(b)	379	13,716
DeVry, Inc. (a)	197	6,101
H&R Block, Inc. (a)	942	15,053
Weight Watchers International, Inc. (a)	20	1,031

		35,901

DIVERSIFIED FINANCIAL SERVICES — 2.7%
Bank of America Corp.	33,406	273,261
CBOE Holdings, Inc. (a)	312	8,636
Citigroup, Inc.	9,136	250,418
CME Group, Inc.	197	52,818
IntercontinentalExchange, Inc. (b)	229	31,139
JPMorgan Chase & Co.	11,840	423,043
Leucadia National Corp. (a)	522	11,103
Moody’s Corp. (a)	606	22,149

See accompanying notes to financial statements.

154

SPDR Dow Jones Large Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

MSCI, Inc. (Class A) (a)(b)	370	$12,587
NYSE Euronext (a)	820	20,976
The NASDAQ OMX Group, Inc. (a)	361	8,184

		1,114,314

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.8%
AT&T, Inc. (a)	18,230	650,082
CenturyLink, Inc. (a)	1,971	77,835
Frontier Communications Corp. (a)	3,148	12,057
Level 3 Communications, Inc. (a)(b)	500	11,075
Verizon Communications, Inc. (a)	8,784	390,361
Windstream Corp. (a)	1,769	17,088

		1,158,498

ELECTRIC UTILITIES — 2.1%
American Electric Power Co., Inc.	1,509	60,209
Duke Energy Corp. (a)	4,109	94,754
Edison International (a)	952	43,982
Entergy Corp.	550	37,340
Exelon Corp.	2,641	99,354
FirstEnergy Corp.	1,317	64,783
ITC Holdings Corp. (a)	155	10,681
NextEra Energy, Inc.	1,346	92,618
Northeast Utilities	1,030	39,974
NV Energy, Inc.	741	13,027
OGE Energy Corp.	298	15,433
Pepco Holdings, Inc. (a)	680	13,308
Pinnacle West Capital Corp.	319	16,505
PPL Corp. (a)	1,733	48,195
Progress Energy, Inc. (a)	916	55,116
Southern Co.	2,705	125,242
Westar Energy, Inc.	342	10,243
Xcel Energy, Inc. (a)	1,520	43,183

		883,947

ELECTRICAL EQUIPMENT — 0.6%
AMETEK, Inc. (a)	497	24,805
Cooper Industries PLC	526	35,863
Emerson Electric Co.	2,325	108,299
Hubbell, Inc. (Class B)	169	13,172
Rockwell Automation, Inc. (a)	455	30,057
Roper Industries, Inc. (a)	281	27,701
The Babcock & Wilcox Co. (a)(b)	358	8,771

		248,668

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.6%
Amphenol Corp. (Class A) (a)	515	28,284
Arrow Electronics, Inc. (a)(b)	384	12,599
Avnet, Inc. (b)	464	14,319
Corning, Inc.	4,732	61,185
Dolby Laboratories, Inc. (Class A) (b)	168	6,938
FLIR Systems, Inc. (a)	435	8,483
Ingram Micro, Inc. (Class A) (b)	431	7,530
Jabil Circuit, Inc. (a)	660	13,418
Mettler-Toledo International, Inc. (a)(b)	104	16,208
Molex, Inc. (a)	425	10,174
TE Connectivity, Ltd. (a)	1,292	41,228
Trimble Navigation, Ltd. (a)(b)	407	18,726

		239,092

ENERGY EQUIPMENT & SERVICES — 1.7%
Baker Hughes, Inc. (a)	1,338	54,992
Cameron International Corp. (b)	758	32,374
Diamond Offshore Drilling, Inc. (a)	211	12,476
FMC Technologies, Inc. (a)(b)	738	28,952
Halliburton Co.	2,826	80,230
Helmerich & Payne, Inc. (a)	295	12,827
McDermott International, Inc. (a)(b)	721	8,032
Nabors Industries, Ltd. (a)(b)	906	13,046
National Oilwell Varco, Inc.	1,293	83,321
Noble Corp. (b)	832	27,065
Oceaneering International, Inc.	354	16,942
Oil States International, Inc. (a)(b)	160	10,592
Patterson-UTI Energy, Inc.	493	7,178
Rowan Cos. PLC (a)(b)	342	11,057
Schlumberger, Ltd.	4,150	269,377
Superior Energy Services, Inc. (b)	500	10,115
Tidewater, Inc.	166	7,696
Weatherford International, Ltd. (b)	2,230	28,165

		714,437

FOOD & STAPLES RETAILING — 2.3%
Costco Wholesale Corp. (a)	1,359	129,105
CVS Caremark Corp.	4,047	189,117
Safeway, Inc. (a)	778	14,121
Sysco Corp.	1,867	55,655
The Kroger Co. (a)	1,738	40,304
Wal-Mart Stores, Inc.	5,435	378,928
Walgreen Co. (a)	2,690	79,570
Whole Foods Market, Inc. (a)	507	48,327

		935,127

FOOD PRODUCTS — 1.8%
Archer-Daniels-Midland Co. (a)	1,862	54,966
Bunge, Ltd. (a)	481	30,178
Campbell Soup Co. (a)	639	21,330
ConAgra Foods, Inc.	1,261	32,698
DE Master Blenders 1753 NV (b)	1,925	21,766
General Mills, Inc. (a)	1,868	71,993
Green Mountain Coffee Roasters, Inc. (a)(b)	385	8,385
H.J. Heinz Co. (a)	994	54,054
Hillshire Brands Co.	385	11,161
Hormel Foods Corp. (a)	471	14,328
Ingredion, Inc.	236	11,687
Kellogg Co. (a)	754	37,195
Kraft Foods, Inc. (Class A)	5,486	211,869
McCormick & Co., Inc. (a)	427	25,898
Mead Johnson Nutrition Co.	631	50,802
Ralcorp Holdings, Inc. (a)(b)	182	12,147
Smithfield Foods, Inc. (a)(b)	402	8,695
The Hershey Co. (a)	515	37,095
The J.M. Smucker Co.	375	28,320
Tyson Foods, Inc. (Class A)	923	17,380

		761,947

GAS UTILITIES — 0.2%
AGL Resources, Inc.	356	13,795
Atmos Energy Corp.	290	10,170
National Fuel Gas Co. (a)	214	10,054

See accompanying notes to financial statements.

155

SPDR Dow Jones Large Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

ONEOK, Inc. (a)	626	$26,486
Questar Corp. (a)	550	11,473
UGI Corp. (a)	339	9,977

		81,955

HEALTH CARE EQUIPMENT & SUPPLIES — 1.8%
Baxter International, Inc.	1,753	93,172
Becton, Dickinson and Co. (a)	624	46,644
Boston Scientific Corp. (b)	4,654	26,388
C.R. Bard, Inc.	267	28,686
CareFusion Corp. (b)	655	16,820
Covidien PLC	1,487	79,554
DENTSPLY International, Inc. (a)	429	16,220
Edwards Lifesciences Corp. (a)(b)	356	36,775
Gen-Probe, Inc. (b)	174	14,303
Hologic, Inc. (a)(b)	800	14,432
IDEXX Laboratories, Inc. (a)(b)	193	18,553
Intuitive Surgical, Inc. (b)	119	65,901
Medtronic, Inc.	3,316	128,429
ResMed, Inc. (a)(b)	475	14,820
St. Jude Medical, Inc. (a)	994	39,671
Stryker Corp. (a)	920	50,692
Varian Medical Systems, Inc. (a)(b)	362	21,999
Zimmer Holdings, Inc. (a)	557	35,849

		748,908

HEALTH CARE PROVIDERS & SERVICES — 2.0%
Aetna, Inc.	1,150	44,585
AmerisourceBergen Corp.	831	32,700
Cardinal Health, Inc.	1,076	45,192
CIGNA Corp. (a)	875	38,500
Coventry Health Care, Inc. (a)	470	14,941
DaVita, Inc. (b)	269	26,418
Express Scripts Holding Co. (b)	2,537	141,641
HCA Holdings, Inc. (a)	553	16,828
Henry Schein, Inc. (a)(b)	294	23,076
Humana, Inc. (a)	500	38,720
Laboratory Corp. of America Holdings (a)(b)	313	28,987
McKesson Corp.	733	68,719
Omnicare, Inc. (a)	331	10,337
Patterson Cos., Inc. (a)	313	10,789
Quest Diagnostics, Inc. (a)	454	27,195
UnitedHealth Group, Inc.	3,200	187,200
Universal Health Services, Inc. (Class B)	292	12,603
WellPoint, Inc.	1,036	66,086

		834,517

HEALTH CARE TECHNOLOGY — 0.1%
Cerner Corp. (a)(b)	441	36,453

HOTELS, RESTAURANTS & LEISURE — 2.0%
Carnival Corp. (a)	1,244	42,632
Chipotle Mexican Grill, Inc. (a)(b)	99	37,615
Darden Restaurants, Inc. (a)	416	21,062
Dunkin’ Brands Group, Inc.	256	8,791
Hyatt Hotels Corp. (Class A) (a)(b)	122	4,534
International Game Technology (a)	951	14,978
Las Vegas Sands Corp.	1,214	52,797
Marriott International, Inc. (Class A) (a)	910	35,672
McDonald’s Corp.	3,148	278,692
MGM Resorts International (a)(b)	966	10,781
Panera Bread Co. (Class A) (a)(b)	100	13,944
Penn National Gaming, Inc. (a)(b)	209	9,319
Royal Caribbean Cruises, Ltd.	437	11,375
Starbucks Corp. (a)	2,314	123,383
Starwood Hotels & Resorts Worldwide, Inc. (a)	621	32,938
Wyndham Worldwide Corp. (a)	483	25,473
Wynn Resorts, Ltd. (a)	250	25,930
Yum! Brands, Inc. (a)	1,463	94,246

		844,162

HOUSEHOLD DURABLES — 0.4%
D.R. Horton, Inc. (a)	864	15,880
Garmin, Ltd. (a)	392	15,010
Harman International Industries, Inc. (a)	165	6,534
Leggett & Platt, Inc. (a)	510	10,776
Lennar Corp. (Class A) (a)	547	16,908
Mohawk Industries, Inc. (a)(b)	170	11,871
Newell Rubbermaid, Inc.	871	15,800
NVR, Inc. (a)(b)	16	13,600
Tempur-Pedic International, Inc. (a)(b)	207	4,842
Toll Brothers, Inc. (a)(b)	429	12,754
Tupperware Brands Corp.	187	10,240
Whirlpool Corp. (a)	234	14,312

		148,527

HOUSEHOLD PRODUCTS — 2.0%
Church & Dwight Co., Inc. (a)	438	24,296
Colgate-Palmolive Co.	1,391	144,803
Energizer Holdings, Inc. (a)(b)	214	16,103
Kimberly-Clark Corp. (a)	1,209	101,278
The Clorox Co. (a)	386	27,970
The Procter & Gamble Co.	8,574	525,157

		839,607

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.1%
Calpine Corp. (a)(b)	1,142	18,854
NRG Energy, Inc. (a)(b)	745	12,933
The AES Corp. (b)	1,979	25,391

		57,178

INDUSTRIAL CONGLOMERATES — 2.5%
3M Co.	2,011	180,186
Danaher Corp. (a)	1,777	92,546
General Electric Co.	32,881	685,240
Tyco International, Ltd.	1,448	76,527

		1,034,499

INSURANCE — 3.9%
ACE, Ltd.	1,086	80,505
Aflac, Inc.	1,476	62,863
Alleghany Corp. (a)(b)	50	16,987
Allied World Assurance Company Holdings, Ltd. (a)	108	8,583
American Financial Group, Inc.	245	9,611
American International Group, Inc. (b)	2,244	72,010
Aon PLC (a)	1,007	47,107
Arch Capital Group, Ltd. (b)	364	14,447
Assurant, Inc. (a)	292	10,173

See accompanying notes to financial statements.

156

SPDR Dow Jones Large Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Assured Guaranty, Ltd. (a)	436	$6,148
Axis Capital Holdings, Ltd. (a)	353	11,490
Berkshire Hathaway, Inc. (Class B) (b)	5,956	496,313
Brown & Brown, Inc. (a)	358	9,763
Cincinnati Financial Corp. (a)	477	18,159
CNA Financial Corp. (a)	85	2,356
Erie Indemnity Co. (Class A) (a)	85	6,087
Everest Re Group, Ltd. (a)	139	14,385
Fidelity National Financial, Inc. (Class A) (a)	684	13,174
Genworth Financial, Inc. (Class A) (b)	1,614	9,135
Hartford Financial Services Group, Inc. (a)	1,363	24,030
HCC Insurance Holdings, Inc. (a)	365	11,461
Lincoln National Corp. (a)	960	20,995
Loews Corp.	1,035	42,342
Markel Corp. (b)	30	13,251
Marsh & McLennan Cos., Inc. (a)	1,711	55,146
MetLife, Inc.	2,519	77,711
Old Republic International Corp.	732	6,068
PartnerRe, Ltd. (a)	224	16,950
Principal Financial Group, Inc. (a)	842	22,086
Prudential Financial, Inc.	1,500	72,645
Reinsurance Group of America, Inc.	230	12,238
RenaissanceRe Holdings, Ltd.	159	12,086
The Allstate Corp.	1,522	53,407
The Chubb Corp.	880	64,082
The Progressive Corp. (a)	1,856	38,660
The Travelers Cos., Inc. (a)	1,182	75,459
Torchmark Corp. (a)	324	16,378
Unum Group	935	17,887
Validus Holdings, Ltd. (a)	219	7,015
W.R. Berkley Corp. (a)	376	14,634
White Mountains Insurance Group, Ltd. (a)	20	10,435
XL Group PLC	996	20,956

		1,615,218

INTERNET & CATALOG RETAIL — 1.1%
Amazon.com, Inc. (b)	1,097	250,500
Expedia, Inc. (a)	329	15,815
Groupon, Inc. (a)(b)	1,033	10,981
Liberty Interactive Corp. (Class A) (b)	1,949	34,673
Netflix, Inc. (a)(b)	166	11,366
Priceline.com, Inc. (a)(b)	156	103,665
TripAdvisor, Inc. (b)	329	14,703

		441,703

INTERNET SOFTWARE & SERVICES — 1.9%
Akamai Technologies, Inc. (a)(b)	524	16,637
eBay, Inc. (b)	3,465	145,565
Equinix, Inc. (a)(b)	135	23,713
Facebook, Inc. (a)(b)	1,300	40,456
Google, Inc. (Class A) (b)	789	457,675
IAC/InterActiveCorp.	252	11,491
LinkedIn Corp. (Class A) (b)	147	15,622
Rackspace Hosting, Inc. (a)(b)	351	15,423
VeriSign, Inc. (a)(b)	515	22,438
Yahoo!, Inc. (b)	3,651	57,795

		806,815

IT SERVICES — 3.7%
Accenture PLC (Class A) (a)	2,219	133,340
Alliance Data Systems Corp. (a)(b)	164	22,140
Automatic Data Processing, Inc. (a)	1,520	84,603
Broadridge Financial Solutions, Inc.	455	9,678
Cognizant Technology Solutions Corp. (Class A) (b)	951	57,060
Computer Sciences Corp.	480	11,914
Fidelity National Information Services, Inc.	775	26,412
Fiserv, Inc. (b)	424	30,621
Genpact, Ltd. (b)	326	5,421
Global Payments, Inc. (a)	251	10,851
International Business Machines Corp.	3,426	670,057
Mastercard, Inc. (Class A)	323	138,926
Paychex, Inc. (a)	1,029	32,321
SAIC, Inc. (a)	1,115	13,514
Teradata Corp. (b)	536	38,597
The Western Union Co. (a)	1,991	33,528
Total System Services, Inc.	638	15,267
Vantiv, Inc. (a)(b)	100	2,329
VeriFone Systems, Inc. (a)(b)	300	9,927
Visa, Inc. (Class A)	1,645	203,371

		1,549,877

LEISURE EQUIPMENT & PRODUCTS — 0.1%
Hasbro, Inc. (a)	407	13,785
Mattel, Inc. (a)	1,058	34,322
Polaris Industries, Inc. (a)	200	14,296

		62,403

LIFE SCIENCES TOOLS & SERVICES — 0.5%
Agilent Technologies, Inc. (a)	1,063	41,712
Covance, Inc. (a)(b)	206	9,857
Illumina, Inc. (a)(b)	391	15,793
Life Technologies Corp. (b)	534	24,025
PerkinElmer, Inc.	379	9,778
Techne Corp. (a)	117	8,681
Thermo Fisher Scientific, Inc.	1,184	61,462
Waters Corp. (a)(b)	294	23,364

		194,672

MACHINERY — 1.8%
AGCO Corp. (a)(b)	284	12,987
Caterpillar, Inc.	1,829	155,300
Cummins, Inc.	548	53,107
Deere & Co. (a)	1,249	101,007
Donaldson Co., Inc. (a)	428	14,282
Dover Corp.	600	32,166
Eaton Corp.	1,041	41,255
Flowserve Corp. (a)	183	20,999
Gardner Denver, Inc. (a)	161	8,518
Illinois Tool Works, Inc. (a)	1,299	68,704
Ingersoll-Rand PLC (a)	916	38,637
Joy Global, Inc.	341	19,345
Lincoln Electric Holdings, Inc. (a)	258	11,298
Navistar International Corp. (a)(b)	210	5,958
PACCAR, Inc. (a)	1,084	42,482

See accompanying notes to financial statements.

157

SPDR Dow Jones Large Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Pall Corp.	383	$20,992
Parker Hannifin Corp. (a)	470	36,134
Pentair, Inc. (a)	309	11,828
SPX Corp.	174	11,366
Stanley Black & Decker, Inc.	500	32,180
Timken Co. (a)	264	12,089
Xylem, Inc.	575	14,473

		765,107

MEDIA — 3.5%
AMC Networks, Inc. (Class A) (b)	180	6,399
Cablevision Systems Corp. (Class A) (a)	721	9,582
CBS Corp.	1,926	63,134
Charter Communications, Inc. (Class A) (b)	100	7,087
Clear Channel Outdoor Holdings, Inc. (Class A) (a)(b)	128	771
Comcast Corp. (Class A) (a)	8,422	269,251
DIRECTV (Class A) (a)(b)	2,077	101,399
Discovery Communications, Inc. (Series A) (a)(b)	822	44,388
DISH Network Corp. (Class A)	673	19,214
Gannett Co., Inc. (a)	598	8,809
John Wiley & Sons, Inc. (Class A)	159	7,789
Liberty Global, Inc. (Series A) (a)(b)	835	41,441
Liberty Media Corp. — Liberty Capital (Class A) (b)	372	32,702
News Corp. (Class A)	6,739	150,212
Omnicom Group, Inc. (a)	881	42,817
Scripps Networks Interactive, Inc. (Class A)	259	14,727
Sirius XM Radio, Inc. (a)(b)	11,045	20,433
The Interpublic Group of Cos., Inc.	1,534	16,644
The McGraw-Hill Cos., Inc.	935	42,075
The Walt Disney Co. (a)	5,216	252,976
The Washington Post Co. (Class B) (a)	19	7,103
Time Warner Cable, Inc.	977	80,212
Time Warner, Inc.	3,012	115,962
Viacom, Inc. (Class B) (a)	1,551	72,928
Virgin Media, Inc. (a)	945	23,049

		1,451,104

METALS & MINING — 0.8%
Alcoa, Inc. (a)	3,213	28,114
Allegheny Technologies, Inc.	301	9,599
Allied Nevada Gold Corp. (a)(b)	253	7,180
Cliffs Natural Resources, Inc. (a)	422	20,800
Freeport-McMoRan Copper & Gold, Inc.	2,907	99,041
Molycorp, Inc. (a)(b)	176	3,793
Newmont Mining Corp.	1,504	72,959
Nucor Corp. (a)	912	34,565
Reliance Steel & Aluminum Co. (a)	203	10,251
Royal Gold, Inc. (a)	168	13,171
Southern Copper Corp. (a)	529	16,669
Steel Dynamics, Inc. (a)	570	6,698
Titanium Metals Corp.	180	2,036
United States Steel Corp. (a)	447	9,208
Walter Energy, Inc.	192	8,479

		342,563

MULTI-UTILITIES — 1.3%
Alliant Energy Corp. (a)	352	16,041
Ameren Corp.	739	24,786
CenterPoint Energy, Inc.	1,219	25,197
CMS Energy Corp.	689	16,192
Consolidated Edison, Inc. (a)	913	56,780
Dominion Resources, Inc.	1,755	94,770
DTE Energy Co. (a)	519	30,792
Integrys Energy Group, Inc. (a)	246	13,990
MDU Resources Group, Inc. (a)	530	11,453
NiSource, Inc. (a)	859	21,260
PG&E Corp. (a)	1,246	56,406
Public Service Enterprise Group, Inc.	1,611	52,358
SCANA Corp. (a)	350	16,744
Sempra Energy	714	49,180
TECO Energy, Inc. (a)	631	11,396
Wisconsin Energy Corp. (a)	748	29,598

		526,943

MULTILINE RETAIL — 0.8%
Dollar General Corp. (a)(b)	710	38,617
Dollar Tree, Inc. (a)(b)	752	40,458
Family Dollar Stores, Inc. (a)	321	21,340
J.C. Penney Co., Inc. (a)	493	11,492
Kohl’s Corp. (a)	710	32,298
Macy’s, Inc.	1,327	45,582
Nordstrom, Inc. (a)	540	26,833
Sears Holdings Corp. (a)(b)	133	7,940
Target Corp.	1,886	109,746

		334,306

OFFICE ELECTRONICS — 0.1%
Xerox Corp. (a)	4,188	32,960

OIL, GAS & CONSUMABLE FUELS — 8.8%
Alpha Natural Resources, Inc. (a)(b)	652	5,679
Anadarko Petroleum Corp.	1,552	102,742
Apache Corp.	1,180	103,710
Arch Coal, Inc. (a)	650	4,479
Cabot Oil & Gas Corp.	678	26,713
Chesapeake Energy Corp. (a)	2,076	38,614
Chevron Corp.	6,139	647,664
Cimarex Energy Co. (a)	255	14,056
Cobalt International Energy, Inc. (b)	525	12,338
Concho Resources, Inc. (b)	315	26,813
ConocoPhillips (a)	3,930	219,608
CONSOL Energy, Inc. (a)	653	19,747
Continental Resources, Inc. (a)(b)	178	11,858
Denbury Resources, Inc. (a)(b)	1,210	18,283
Devon Energy Corp.	1,185	68,718
Energen Corp.	197	8,891
EOG Resources, Inc.	827	74,521
EQT Corp. (a)	461	24,723
Exxon Mobil Corp. (a)	14,552	1,245,215
Hess Corp. (a)	933	40,539
Hollyfrontier Corp.	597	21,152
Kinder Morgan, Inc.	1,482	47,750
Marathon Oil Corp.	2,147	54,899
Marathon Petroleum Corp.	1,073	48,199
Murphy Oil Corp.	598	30,073
Newfield Exploration Co. (b)	409	11,988

See accompanying notes to financial statements.

158

SPDR Dow Jones Large Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Noble Energy, Inc.	539	$45,718
Occidental Petroleum Corp.	2,557	219,314
Peabody Energy Corp.	860	21,087
Phillips 66 (b)	1,914	63,621
Pioneer Natural Resources Co.	361	31,844
Plains Exploration & Production Co. (b)	402	14,142
QEP Resources, Inc. (a)	550	16,484
Range Resources Corp. (a)	489	30,254
SandRidge Energy, Inc. (a)(b)	1,125	7,526
SM Energy Co.	170	8,349
Southwestern Energy Co. (a)(b)	1,085	34,644
Spectra Energy Corp.	2,000	58,120
Sunoco, Inc.	375	17,812
The Williams Cos., Inc.	1,835	52,885
Ultra Petroleum Corp. (a)(b)	478	11,027
Valero Energy Corp.	1,680	40,572
Whiting Petroleum Corp. (b)	380	15,626
WPX Energy, Inc. (a)(b)	612	9,902

		3,627,899

PAPER & FOREST PRODUCTS — 0.2%
International Paper Co.	1,213	35,068
MeadWestvaco Corp. (a)	529	15,208
Weyerhaeuser Co. (a)	1,636	36,581

		86,857

PERSONAL PRODUCTS — 0.2%
Avon Products, Inc.	1,361	22,062
Herbalife, Ltd. (a)	372	17,979
The Estee Lauder Cos., Inc. (Class A)	748	40,481

		80,522

PHARMACEUTICALS — 5.8%
Abbott Laboratories (a)	4,928	317,708
Allergan, Inc.	950	87,942
Bristol-Myers Squibb Co. (a)	5,301	190,571
Eli Lilly & Co.	3,097	132,892
Endo Pharmaceuticals Holdings, Inc. (b)	329	10,192
Forest Laboratories, Inc. (b)	787	27,537
Hospira, Inc. (b)	501	17,525
Johnson & Johnson (a)	8,512	575,071
Merck & Co., Inc.	9,490	396,207
Mylan, Inc. (b)	1,324	28,294
Perrigo Co. (a)	271	31,959
Pfizer, Inc.	23,321	536,383
Warner Chilcott PLC (Class A) (b)	554	9,928
Watson Pharmaceuticals, Inc. (b)	418	30,928

		2,393,137

PROFESSIONAL SERVICES — 0.3%
Dun & Bradstreet Corp. (a)	170	12,099
Equifax, Inc.	409	19,059
IHS, Inc. (Class A) (a)(b)	149	16,052
Manpower, Inc. (a)	244	8,942
Nielsen Holdings NV (a)(b)	185	4,851
Robert Half International, Inc. (a)	448	12,799
Towers Watson & Co. (Class A) (a)	182	10,902
Verisk Analytics, Inc. (Class A) (b)	472	23,251

		107,955

REAL ESTATE INVESTMENT TRUSTS — 2.7%
Alexandria Real Estate Equities, Inc.	176	12,799
American Capital Agency Corp. (a)	898	30,182
American Tower Corp. (a)	1,245	87,038
Annaly Capital Management, Inc.	2,994	50,239
AvalonBay Communities, Inc. (a)	311	44,000
Boston Properties, Inc. (a)	458	49,633
BRE Properties, Inc. (a)	231	11,555
Camden Property Trust (a)	219	14,820
Chimera Investment Corp. (a)	3,129	7,384
DDR Corp.	699	10,233
Digital Realty Trust, Inc. (a)	315	23,647
Equity Residential (a)	909	56,685
Essex Property Trust, Inc. (a)	104	16,008
Federal Realty Investment Trust	180	18,736
General Growth Properties, Inc. (a)	1,240	22,432
HCP, Inc.	1,250	55,187
Health Care REIT, Inc.	619	36,088
Host Hotels & Resorts, Inc. (a)	2,246	35,532
Kimco Realty Corp. (a)	1,292	24,587
Liberty Property Trust (a)	293	10,794
Piedmont Office Realty Trust, Inc. (Class A) (a)	550	9,465
Plum Creek Timber Co., Inc. (a)	548	21,756
ProLogis	1,450	48,183
Public Storage (a)	435	62,818
Rayonier, Inc. (a)	369	16,568
Realty Income Corp. (a)	394	16,457
Regency Centers Corp. (a)	301	14,319
Simon Property Group, Inc. (a)	906	141,028
SL Green Realty Corp. (a)	250	20,060
The Macerich Co. (a)	421	24,860
UDR, Inc. (a)	713	18,424
Ventas, Inc. (a)	897	56,619
Vornado Realty Trust	563	47,281

		1,115,417

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
Brookfield Office Properties, Inc. (a)	881	15,347
CBRE Group, Inc. (a)(b)	789	12,908
Jones Lang LaSalle, Inc. (a)	130	9,148

		37,403

ROAD & RAIL — 0.9%
CSX Corp.	3,305	73,900
Hertz Global Holdings, Inc. (a)(b)	768	9,830
J.B. Hunt Transport Services, Inc. (a)	271	16,151
Kansas City Southern (a)	339	23,581
Norfolk Southern Corp.	1,027	73,708
Union Pacific Corp.	1,502	179,204

		376,374

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.3%
Advanced Micro Devices, Inc. (a)(b)	1,741	9,976
Altera Corp.	944	31,945
Analog Devices, Inc. (a)	926	34,882
Applied Materials, Inc.	4,054	46,459
Atmel Corp. (b)	1,377	9,226
Broadcom Corp. (Class A) (b)	1,421	48,030

See accompanying notes to financial statements.

159

SPDR Dow Jones Large Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Cree, Inc. (a)(b)	337	$8,651
First Solar, Inc. (a)(b)	172	2,590
Intel Corp.	15,655	417,206
KLA-Tencor Corp.	550	27,088
Lam Research Corp. (a)(b)	662	24,984
Linear Technology Corp. (a)	652	20,427
LSI Corp. (a)(b)	1,752	11,160
Marvell Technology Group, Ltd.	1,501	16,931
Maxim Integrated Products, Inc.	931	23,871
Microchip Technology, Inc. (a)	580	19,186
Micron Technology, Inc. (b)	2,831	17,864
NVIDIA Corp. (b)	1,900	26,258
ON Semiconductor Corp. (b)	1,266	8,989
Skyworks Solutions, Inc. (a)(b)	612	16,750
Texas Instruments, Inc.	3,547	101,763
Xilinx, Inc. (a)	782	26,252

		950,488

SOFTWARE — 3.8%
Activision Blizzard, Inc. (a)	1,304	15,635
Adobe Systems, Inc. (b)	1,560	50,497
Ansys, Inc. (a)(b)	289	18,239
Autodesk, Inc. (b)	720	25,193
BMC Software, Inc. (a)(b)	484	20,657
CA, Inc.	1,089	29,501
Citrix Systems, Inc. (b)	572	48,014
Electronic Arts, Inc. (b)	1,006	12,424
Factset Research Systems, Inc. (a)	141	13,105
Informatica Corp. (a)(b)	359	15,207
Intuit, Inc. (a)	846	50,210
Microsoft Corp.	23,330	713,665
Nuance Communications, Inc. (a)(b)	676	16,102
Oracle Corp.	11,894	353,252
Red Hat, Inc. (a)(b)	601	33,944
Rovi Corp. (b)	347	6,808
Salesforce.com, Inc. (a)(b)	365	50,465
Solera Holdings, Inc. (a)	217	9,068
Symantec Corp. (b)	2,312	33,778
Synopsys, Inc. (a)(b)	443	13,038
TIBCO Software, Inc. (b)	523	15,648
VMware, Inc. (Class A) (a)(b)	195	17,753
Zynga, Inc. (a)(b)	443	2,410

		1,564,613

SPECIALTY RETAIL — 2.3%
Abercrombie & Fitch Co. (Class A) (a)	271	9,252
Advance Auto Parts, Inc. (a)	228	15,554
American Eagle Outfitters, Inc. (a)	566	11,167
AutoNation, Inc. (a)(b)	137	4,833
AutoZone, Inc. (a)(b)	96	35,248
Bed Bath & Beyond, Inc. (b)	770	47,586
Best Buy Co., Inc. (a)	938	19,661
CarMax, Inc. (a)(b)	698	18,106
Dick’s Sporting Goods, Inc.	259	12,432
Foot Locker, Inc.	500	15,290
GameStop Corp. (Class A) (a)	466	8,556
Guess?, Inc. (a)	198	6,013
Limited Brands, Inc. (a)	809	34,407
Lowe’s Cos., Inc.	3,719	105,768
O’Reilly Automotive, Inc. (a)(b)	423	35,435
PetSmart, Inc. (a)	350	23,863
Ross Stores, Inc.	746	46,603
Sally Beauty Holdings, Inc. (b)	400	10,296
Signet Jewelers, Ltd.	300	13,203
Staples, Inc. (a)	2,231	29,115
The Gap, Inc. (a)	1,044	28,564
The Home Depot, Inc.	4,809	254,829
Tiffany & Co. (a)	394	20,862
TJX Cos., Inc.	2,380	102,173
Tractor Supply Co. (a)	220	18,273
Ulta Salon Cosmetics & Fragrance, Inc.	150	14,007
Urban Outfitters, Inc. (a)(b)	352	9,712

		950,808

TEXTILES, APPAREL & LUXURY GOODS — 0.6%
Coach, Inc. (a)	867	50,702
Fossil, Inc. (a)(b)	165	12,629
Michael Kors Holdings Ltd. (b)	166	6,946
NIKE, Inc. (Class B)	1,167	102,439
PVH Corp. (a)	184	14,313
Ralph Lauren Corp. (a)	181	25,351
Under Armour, Inc. (Class A) (a)(b)	100	9,448
V.F. Corp. (a)	274	36,565

		258,393

THRIFTS & MORTGAGE FINANCE — 0.1%
Hudson City Bancorp, Inc. (a)	1,552	9,886
New York Community Bancorp, Inc. (a)	1,291	16,176
People’s United Financial, Inc. (a)	1,123	13,038
TFS Financial Corp. (a)(b)	299	2,856

		41,956

TOBACCO — 1.9%
Altria Group, Inc.	6,392	220,844
Lorillard, Inc.	420	55,419
Philip Morris International, Inc.	5,376	469,110
Reynolds American, Inc. (a)	1,065	47,786

		793,159

TRADING COMPANIES & DISTRIBUTORS — 0.2%
Fastenal Co.	901	36,319
MSC Industrial Direct Co., Inc. (Class A) (a)	137	8,981
W.W. Grainger, Inc. (a)	179	34,232

		79,532

WATER UTILITIES — 0.1%
American Water Works Co., Inc.	524	17,963
Aqua America, Inc. (a)	423	10,558

		28,521

WIRELESS TELECOMMUNICATION SERVICES — 0.3%
Crown Castle International Corp. (a)(b)	763	44,758
MetroPCS Communications, Inc. (b)	790	4,780
NII Holdings, Inc. (a)(b)	524	5,361
SBA Communications Corp. (Class A) (a)(b)	367	20,937
Sprint Nextel Corp. (b)	8,927	29,102
Telephone & Data Systems, Inc.	360	7,664

See accompanying notes to financial statements.

160

SPDR Dow Jones Large Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

US Cellular Corp. (a)(b)	52	$2,008

		114,610

TOTAL COMMON STOCKS —
(Cost $38,124,392)		41,329,875

SHORT TERM INVESTMENTS — 18.3%
MONEY MARKET FUNDS — 18.3%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	7,527,062	7,527,062
State Street Institutional Liquid Reserves Fund 0.20% (e)(f)	51,634	51,634

TOTAL SHORT TERM INVESTMENTS —
(Cost $7,578,696)		7,578,696

TOTAL INVESTMENTS — 118.0% (g)
(Cost $45,703,088)		48,908,571
OTHER ASSETS & LIABILITIES — (18.0)%		(7,471,477)

NET ASSETS — 100.0%		$41,437,094

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Non-income producing security.
(c)	Affiliated issuer. (Note 3)
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
PLC = Public Limited Company
REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

161

SPDR S&P 500 Growth ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.7%
AEROSPACE & DEFENSE — 2.9%
General Dynamics Corp.	7,185	$473,923
Goodrich Corp.	4,108	521,305
Honeywell International, Inc.	15,810	882,830
Lockheed Martin Corp.	8,648	753,068
Precision Castparts Corp.	3,001	493,635
Raytheon Co.	6,241	353,178
Rockwell Collins, Inc. (a)	3,432	169,369
The Boeing Co.	15,024	1,116,283
United Technologies Corp.	21,226	1,603,200

		6,366,791

AIR FREIGHT & LOGISTICS — 1.3%
C.H. Robinson Worldwide, Inc. (a)	5,371	314,365
Expeditors International of Washington, Inc.	4,910	190,262
United Parcel Service, Inc. (Class B)	31,180	2,455,737

		2,960,364

AUTO COMPONENTS — 0.1%
BorgWarner, Inc. (a)(b)	2,918	191,392

AUTOMOBILES — 0.1%
Harley-Davidson, Inc. (a)	3,112	142,312

BEVERAGES — 4.6%
Brown-Forman Corp. (Class B)	3,246	314,375
Dr. Pepper Snapple Group, Inc. (a)	3,618	158,287
Monster Beverage Corp. (b)	5,000	356,000
PepsiCo, Inc.	50,819	3,590,871
The Coca-Cola Co.	73,298	5,731,171

		10,150,704

BIOTECHNOLOGY — 2.6%
Alexion Pharmaceuticals, Inc. (b)	6,276	623,207
Amgen, Inc.	25,285	1,846,816
Biogen Idec, Inc. (b)	7,810	1,127,608
Celgene Corp. (b)	14,397	923,712
Gilead Sciences, Inc. (b)	24,457	1,254,155

		5,775,498

BUILDING PRODUCTS — 0.0% (c)
Masco Corp.	3,593	49,835

CAPITAL MARKETS — 0.8%
BlackRock, Inc.	4,175	708,999
Franklin Resources, Inc. (a)	4,614	512,108
T. Rowe Price Group, Inc.	8,215	517,216

		1,738,323

CHEMICALS — 3.3%
Air Products & Chemicals, Inc.	4,496	362,962
Airgas, Inc.	1,671	140,381
CF Industries Holdings, Inc.	2,114	409,566
E. I. du Pont de Nemours & Co. (a)	20,667	1,045,130
Eastman Chemical Co.	2,179	109,756
Ecolab, Inc.	9,520	652,406
FMC Corp.	4,512	241,302
International Flavors & Fragrances, Inc. (a)	2,680	146,864
Monsanto Co.	17,447	1,444,263
PPG Industries, Inc.	5,039	534,739
Praxair, Inc.	9,772	1,062,509
Sigma-Aldrich Corp. (a)	3,945	291,654
The Mosaic Co.	6,124	335,350
The Sherwin-Williams Co.	2,758	365,021

		7,141,903

COMMERCIAL SERVICES & SUPPLIES — 0.2%
Iron Mountain, Inc.	3,109	102,473
Stericycle, Inc. (a)(b)	2,738	250,992

		353,465

COMMUNICATIONS EQUIPMENT — 1.6%
F5 Networks, Inc. (b)	2,624	261,246
Juniper Networks, Inc. (b)	11,256	183,585
QUALCOMM, Inc.	55,730	3,103,046

		3,547,877

COMPUTERS & PERIPHERALS — 8.9%
Apple, Inc. (b)	30,390	17,747,760
EMC Corp. (b)	37,527	961,817
NetApp, Inc. (b)	11,690	371,976
SanDisk Corp. (a)(b)	7,767	283,340
Seagate Technology PLC	3,400	84,082

		19,448,975

CONSTRUCTION & ENGINEERING — 0.1%
Fluor Corp.	3,263	160,996

CONSUMER FINANCE — 0.5%
American Express Co.	19,533	1,137,016

CONTAINERS & PACKAGING — 0.1%
Ball Corp.	2,937	120,564

DISTRIBUTORS — 0.1%
Genuine Parts Co. (a)	3,496	210,634

DIVERSIFIED CONSUMER SERVICES — 0.1%
Apollo Group, Inc. (a)(b)	3,481	125,978
DeVry, Inc. (a)	1,959	60,670

		186,648

DIVERSIFIED FINANCIAL SERVICES — 0.2%
IntercontinentalExchange, Inc. (b)	2,381	323,768
Moody’s Corp. (a)	3,402	124,343

		448,111

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.0%
Verizon Communications, Inc.	49,648	2,206,357

ELECTRIC UTILITIES — 0.6%
NextEra Energy, Inc.	7,970	548,416
Southern Co.	16,514	764,598

		1,313,014

ELECTRICAL EQUIPMENT — 0.7%
Cooper Industries PLC	3,110	212,040
Emerson Electric Co.	16,968	790,370
Rockwell Automation, Inc.	4,640	306,518
Roper Industries, Inc.	3,183	313,780

		1,622,708

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.2%
Amphenol Corp. (Class A)	5,354	294,042

See accompanying notes to financial statements.

162

SPDR S&P 500 Growth ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

FLIR Systems, Inc.	3,869	$75,445

		369,487

ENERGY EQUIPMENT & SERVICES — 2.4%
Baker Hughes, Inc.	8,511	349,802
Cameron International Corp. (b)	7,950	339,545
Diamond Offshore Drilling, Inc.	2,271	134,284
FMC Technologies, Inc. (a)(b)	7,723	302,973
Halliburton Co.	17,304	491,261
Helmerich & Payne, Inc. (a)	3,430	149,136
National Oilwell Varco, Inc.	9,613	619,462
Schlumberger, Ltd.	43,314	2,811,512

		5,197,975

FOOD & STAPLES RETAILING — 1.6%
Costco Wholesale Corp.	8,355	793,725
Wal-Mart Stores, Inc.	35,355	2,464,951
Whole Foods Market, Inc.	3,882	370,032

		3,628,708

FOOD PRODUCTS — 1.8%
Campbell Soup Co. (a)	3,189	106,449
General Mills, Inc.	13,976	538,635
H.J. Heinz Co. (a)	7,869	427,916
Hormel Foods Corp. (a)	2,006	61,023
Kellogg Co.	8,062	397,698
Kraft Foods, Inc. (Class A)	31,037	1,198,649
McCormick & Co., Inc. (a)	3,066	185,953
Mead Johnson Nutrition Co.	6,612	532,332
The Hershey Co.	4,931	355,180
The J.M. Smucker Co.	2,138	161,462

		3,965,297

GAS UTILITIES — 0.1%
ONEOK, Inc.	4,082	172,709

HEALTH CARE EQUIPMENT & SUPPLIES — 2.7%
Baxter International, Inc.	17,848	948,621
Becton, Dickinson and Co. (a)	6,619	494,770
C.R. Bard, Inc.	2,742	294,601
Covidien PLC	11,271	602,999
DENTSPLY International, Inc.	2,808	106,170
Edwards Lifesciences Corp. (a)(b)	3,713	383,553
Intuitive Surgical, Inc. (b)	1,290	714,389
Medtronic, Inc.	21,973	851,014
St. Jude Medical, Inc.	10,336	412,510
Stryker Corp. (a)	10,559	581,801
Varian Medical Systems, Inc. (a)(b)	3,630	220,595
Zimmer Holdings, Inc.	5,836	375,605

		5,986,628

HEALTH CARE PROVIDERS & SERVICES — 2.4%
Aetna, Inc.	6,317	244,910
DaVita, Inc. (b)	3,096	304,058
Express Scripts Holding Co. (b)	26,060	1,454,930
Humana, Inc.	3,110	240,838
Laboratory Corp. of America Holdings (a)(b)	3,195	295,889
Patterson Cos., Inc. (a)	1,519	52,360
Quest Diagnostics, Inc.	5,168	309,563
UnitedHealth Group, Inc.	33,701	1,971,509
WellPoint, Inc.	5,535	353,078

		5,227,135

HEALTH CARE TECHNOLOGY — 0.2%
Cerner Corp. (b)	4,702	388,667

HOTELS, RESTAURANTS & LEISURE — 2.9%
Chipotle Mexican Grill, Inc. (a)(b)	1,030	391,348
Darden Restaurants, Inc. (a)	3,040	153,915
Marriott International, Inc. (Class A) (a)	3,517	137,866
McDonald’s Corp.	33,034	2,924,500
Starbucks Corp.	24,536	1,308,260
Starwood Hotels & Resorts Worldwide, Inc.	3,595	190,679
Wynn Resorts, Ltd.	2,544	263,864
Yum! Brands, Inc.	14,929	961,726

		6,332,158

HOUSEHOLD DURABLES — 0.0% (c)
Pulte Group, Inc. (a)(b)	4,276	45,753

HOUSEHOLD PRODUCTS — 3.2%
Colgate-Palmolive Co.	15,468	1,610,219
Kimberly-Clark Corp.	12,790	1,071,418
The Clorox Co. (a)	2,970	215,206
The Procter & Gamble Co.	66,811	4,092,174

		6,989,017

INDUSTRIAL CONGLOMERATES — 1.0%
3M Co.	17,346	1,554,202
Danaher Corp.	14,244	741,827

		2,296,029

INSURANCE — 0.8%
Aflac, Inc.	15,211	647,836
Aon PLC	6,995	327,226
The Chubb Corp.	4,952	360,605
The Travelers Cos., Inc.	6,501	415,024

		1,750,691

INTERNET & CATALOG RETAIL — 1.8%
Amazon.com, Inc. (b)	11,729	2,678,317
Expedia, Inc.	1,950	93,737
Netflix, Inc. (a)(b)	1,801	123,314
Priceline.com, Inc. (b)	1,616	1,073,864
TripAdvisor, Inc. (b)	1,952	87,235

		4,056,467

INTERNET SOFTWARE & SERVICES — 2.8%
Akamai Technologies, Inc. (b)	5,837	185,325
eBay, Inc. (b)	24,292	1,020,507
Google, Inc. (Class A) (b)	8,267	4,795,438
VeriSign, Inc. (b)	2,505	109,143

		6,110,413

IT SERVICES — 6.5%
Accenture PLC (Class A)	15,809	949,963
Automatic Data Processing, Inc.	15,897	884,827
Cognizant Technology Solutions Corp. (Class A) (b)	9,845	590,700
Fiserv, Inc. (b)	4,566	329,757
International Business Machines Corp.	37,519	7,337,966

See accompanying notes to financial statements.

163

SPDR S&P 500 Growth ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Mastercard, Inc. (Class A)	3,462	$1,489,041
Paychex, Inc.	5,300	166,473
Teradata Corp. (b)	5,396	388,566
The Western Union Co.	9,450	159,138
Visa, Inc. (Class A)	16,126	1,993,657

		14,290,088

LEISURE EQUIPMENT & PRODUCTS — 0.1%
Hasbro, Inc. (a)	2,179	73,803
Mattel, Inc. (a)	4,978	161,486

		235,289

LIFE SCIENCES TOOLS & SERVICES — 0.5%
Agilent Technologies, Inc.	7,870	308,819
Life Technologies Corp. (b)	5,799	260,897
Thermo Fisher Scientific, Inc.	7,122	369,703
Waters Corp. (b)	2,884	229,191

		1,168,610

MACHINERY — 2.0%
Caterpillar, Inc.	13,635	1,157,748
Cummins, Inc.	4,746	459,935
Deere & Co.	12,984	1,050,016
Dover Corp.	4,166	223,339
Flowserve Corp. (a)	1,346	154,453
Illinois Tool Works, Inc. (a)	9,626	509,119
Joy Global, Inc.	3,404	193,109
Pall Corp.	3,753	205,702
Parker Hannifin Corp.	3,187	245,017
Snap-On, Inc. (a)	1,022	63,620
Stanley Black & Decker, Inc.	2,976	191,535

		4,453,593

MEDIA — 1.6%
DIRECTV (Class A) (b)	21,240	1,036,937
Discovery Communications, Inc. (Series A) (a)(b)	8,247	445,338
Omnicom Group, Inc.	5,186	252,039
Scripps Networks Interactive, Inc. (Class A) (a)	3,130	177,972
The McGraw-Hill Cos., Inc.	5,282	237,690
Time Warner Cable, Inc.	7,006	575,192
Viacom, Inc. (Class B)	17,133	805,594

		3,530,762

METALS & MINING — 0.5%
Cliffs Natural Resources, Inc.	4,675	230,431
Newmont Mining Corp.	16,134	782,660

		1,013,091

MULTI-UTILITIES — 0.5%
Consolidated Edison, Inc.	5,051	314,122
Dominion Resources, Inc.	12,999	701,946

		1,016,068

MULTILINE RETAIL — 0.9%
Big Lots, Inc. (a)(b)	1,435	58,534
Dollar Tree, Inc. (b)	7,576	407,589
Family Dollar Stores, Inc.	3,796	252,358
Kohl’s Corp.	5,036	229,088
Nordstrom, Inc.	3,989	198,213
Target Corp.	13,126	763,802

		1,909,584

OIL, GAS & CONSUMABLE FUELS — 8.5%
Anadarko Petroleum Corp.	7,990	528,938
Apache Corp.	8,906	782,748
Cabot Oil & Gas Corp.	6,860	270,284
Chevron Corp.	34,683	3,659,057
CONSOL Energy, Inc. (a)	5,283	159,758
EOG Resources, Inc.	8,724	786,120
EQT Corp.	2,869	153,864
Exxon Mobil Corp.	97,215	8,318,688
Kinder Morgan, Inc.	7,902	254,602
Newfield Exploration Co. (b)	2,959	86,728
Noble Energy, Inc.	3,558	301,790
Occidental Petroleum Corp.	19,001	1,629,716
Peabody Energy Corp.	8,827	216,438
Pioneer Natural Resources Co.	3,980	351,076
Range Resources Corp. (a)	3,646	225,578
Southwestern Energy Co. (a)(b)	11,324	361,575
Spectra Energy Corp.	9,454	274,733
The Williams Cos., Inc.	8,750	252,175
WPX Energy, Inc. (a)(b)	3,532	57,148

		18,671,016

PERSONAL PRODUCTS — 0.2%
The Estee Lauder Cos., Inc. (Class A)	7,297	394,914

PHARMACEUTICALS — 7.3%
Abbott Laboratories	51,237	3,303,249
Allergan, Inc.	9,898	916,258
Bristol-Myers Squibb Co.	33,508	1,204,613
Eli Lilly & Co.	23,201	995,555
Johnson & Johnson (a)	89,195	6,026,014
Merck & Co., Inc.	64,208	2,680,684
Mylan, Inc. (b)	13,803	294,970
Perrigo Co. (a)	3,012	355,205
Watson Pharmaceuticals, Inc. (b)	4,083	302,101

		16,078,649

PROFESSIONAL SERVICES — 0.1%
Dun & Bradstreet Corp. (a)	1,615	114,939
Equifax, Inc.	2,148	100,097
Robert Half International, Inc.	1,609	45,969

		261,005

REAL ESTATE INVESTMENT TRUSTS — 2.3%
American Tower Corp.	12,757	891,842
Apartment Investment & Management Co. (Class A) (a)	1,677	45,329
AvalonBay Communities, Inc. (a)	2,107	298,098
Boston Properties, Inc. (a)	2,558	277,210
Equity Residential (a)	6,873	428,600
HCP, Inc.	5,871	259,205
Health Care REIT, Inc.	3,939	229,644
Plum Creek Timber Co., Inc. (a)	2,472	98,138
ProLogis (a)	5,455	181,270
Public Storage	3,260	470,777
Simon Property Group, Inc.	6,523	1,015,370
Ventas, Inc. (a)	9,356	590,551

See accompanying notes to financial statements.

164

SPDR S&P 500 Growth ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Vornado Realty Trust	3,168	$266,049

		5,052,083

ROAD & RAIL — 1.3%
CSX Corp.	16,070	359,325
Norfolk Southern Corp.	8,036	576,744
Union Pacific Corp.	15,517	1,851,333

		2,787,402

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.4%
Altera Corp.	10,402	352,004
Analog Devices, Inc.	5,909	222,592
Broadcom Corp. (Class A) (b)	15,760	532,688
First Solar, Inc. (a)(b)	1,921	28,930
Intel Corp.	83,078	2,214,029
KLA-Tencor Corp.	5,398	265,851
Lam Research Corp. (b)	6,471	244,216
Linear Technology Corp.	4,798	150,321
LSI Corp. (b)	8,822	56,196
Microchip Technology, Inc. (a)	6,288	208,007
NVIDIA Corp. (b)	6,384	88,227
Teradyne, Inc. (a)(b)	3,792	53,316
Texas Instruments, Inc.	21,126	606,105
Xilinx, Inc. (a)	8,548	286,956

		5,309,438

SOFTWARE — 4.9%
Adobe Systems, Inc. (b)	7,339	237,563
Autodesk, Inc. (b)	3,651	127,748
BMC Software, Inc. (b)	3,882	165,684
Citrix Systems, Inc. (b)	6,035	506,578
Electronic Arts, Inc. (b)	5,151	63,615
Intuit, Inc.	9,617	570,769
Microsoft Corp.	138,520	4,237,327
Oracle Corp.	126,134	3,746,180
Red Hat, Inc. (b)	6,238	352,322
Salesforce.com, Inc. (a)(b)	4,441	614,013
Symantec Corp. (b)	9,785	142,959

		10,764,758

SPECIALTY RETAIL — 2.0%
AutoZone, Inc. (b)	866	317,969
Bed Bath & Beyond, Inc. (b)	7,526	465,107
Limited Brands, Inc.	5,523	234,893
O’Reilly Automotive, Inc. (b)	4,120	345,132
Ross Stores, Inc.	7,315	456,968
The Home Depot, Inc.	23,028	1,220,254
Tiffany & Co.	4,115	217,889
TJX Cos., Inc.	24,063	1,033,025
Urban Outfitters, Inc. (b)	2,746	75,762

		4,366,999

TEXTILES, APPAREL & LUXURY GOODS — 1.1%
Coach, Inc.	9,475	554,098
Fossil, Inc. (a)(b)	1,675	128,205
NIKE, Inc. (Class B)	11,916	1,045,986
Ralph Lauren Corp.	2,137	299,308
V.F. Corp.	2,815	375,662

		2,403,259

TOBACCO — 2.8%
Altria Group, Inc.	22,069	762,484
Lorillard, Inc.	2,885	380,676
Philip Morris International, Inc.	55,377	4,832,197
Reynolds American, Inc. (a)	6,060	271,912

		6,247,269

TRADING COMPANIES & DISTRIBUTORS — 0.3%
Fastenal Co.	6,811	274,551
W.W. Grainger, Inc.	2,003	383,054

		657,605

WIRELESS TELECOMMUNICATION SERVICES — 0.2%
Crown Castle International Corp. (b)	8,381	491,629

TOTAL COMMON STOCKS —
(Cost $174,216,734)		218,893,732

SHORT TERM INVESTMENTS — 4.6%
MONEY MARKET FUNDS — 4.6%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	9,781,869	9,781,869
State Street Institutional Liquid Reserves Fund 0.20% (e)(f)	384,557	384,557

TOTAL SHORT TERM INVESTMENTS —
(Cost $10,166,426)		10,166,426

TOTAL INVESTMENTS — 104.3% (g)
(Cost $184,383,160)		229,060,158
OTHER ASSETS & LIABILITIES — (4.3)%		(9,519,239)

NET ASSETS — 100.0%		$219,540,919

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Non-income producing security.
(c)	Amount shown represents less than 0.05% of net assets.
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
PLC = Public Limited Company
REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

165

SPDR S&P 500 Value ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.6%
AEROSPACE & DEFENSE — 2.0%
General Dynamics Corp.	2,389	$157,578
Honeywell International, Inc.	5,041	281,490
L-3 Communications Holdings, Inc.	1,748	129,370
Northrop Grumman Corp. (a)	4,376	279,145
Precision Castparts Corp.	896	147,383
Raytheon Co.	2,505	141,758
Rockwell Collins, Inc. (a)	672	33,163
Textron, Inc.	5,023	124,922
The Boeing Co.	4,967	369,048
United Technologies Corp.	4,436	335,051

		1,998,908

AIR FREIGHT & LOGISTICS — 0.6%
Expeditors International of Washington, Inc.	1,032	39,990
FedEx Corp.	5,516	505,321

		545,311

AIRLINES — 0.1%
Southwest Airlines Co.	13,713	126,434

AUTO COMPONENTS — 0.4%
BorgWarner, Inc. (a)(b)	470	30,827
Johnson Controls, Inc.	11,846	328,253
The Goodyear Tire & Rubber Co. (a)(b)	4,504	53,192

		412,272

AUTOMOBILES — 0.8%
Ford Motor Co.	67,046	642,971
Harley-Davidson, Inc. (a)	2,369	108,335

		751,306

BEVERAGES — 0.6%
Beam, Inc.	2,694	168,348
Coca-Cola Enterprises, Inc.	5,296	148,500
Constellation Brands, Inc. (Class A) (b)	2,716	73,495
Dr. Pepper Snapple Group, Inc.	1,836	80,325
Molson Coors Brewing Co. (Class B)	2,785	115,884

		586,552

BUILDING PRODUCTS — 0.1%
Masco Corp.	4,334	60,113

CAPITAL MARKETS — 3.1%
Ameriprise Financial, Inc.	3,852	201,306
E*TRADE Financial Corp. (b)	4,697	37,764
Federated Investors, Inc. (Class B) (a)	1,617	35,331
Invesco, Ltd.	7,969	180,099
Legg Mason, Inc.	2,236	58,963
Morgan Stanley	26,507	386,737
Northern Trust Corp.	4,197	193,146
State Street Corp. (a)(c)	8,598	383,815
The Bank of New York Mellon Corp.	20,943	459,699
The Charles Schwab Corp. (a)	18,775	242,761
The Goldman Sachs Group, Inc.	8,597	824,108

		3,003,729

CHEMICALS — 1.2%
Air Products & Chemicals, Inc.	1,266	102,204
Airgas, Inc.	343	28,815
E. I. du Pont de Nemours & Co. (a)	5,140	259,930
Eastman Chemical Co. (a)	1,322	66,589
The Dow Chemical Co. (a)	20,919	658,949
The Mosaic Co.	1,926	105,468

		1,221,955

COMMERCIAL BANKS — 6.5%
BB&T Corp.	12,190	376,061
Comerica, Inc. (a)	3,554	109,143
Fifth Third Bancorp	16,040	214,936
First Horizon National Corp. (a)	4,220	36,503
Huntington Bancshares, Inc.	15,026	96,166
Keycorp	16,613	128,585
M&T Bank Corp. (a)	2,219	183,223
PNC Financial Services Group, Inc.	9,180	560,990
Regions Financial Corp.	25,058	169,141
SunTrust Banks, Inc.	9,405	227,883
U.S. Bancorp (a)	33,216	1,068,227
Wells Fargo & Co.	93,136	3,114,468
Zions Bancorporation (a)	3,233	62,785

		6,348,111

COMMERCIAL SERVICES & SUPPLIES — 0.7%
Avery Dennison Corp. (a)	1,852	50,634
Cintas Corp. (a)	2,025	78,185
Iron Mountain, Inc.	1,425	46,968
Pitney Bowes, Inc. (a)	3,687	55,194
R.R. Donnelley & Sons Co. (a)	3,225	37,958
Republic Services, Inc. (a)	5,518	146,006
Waste Management, Inc. (a)	8,054	269,004

		683,949

COMMUNICATIONS EQUIPMENT — 2.1%
Cisco Systems, Inc.	93,936	1,612,881
Harris Corp. (a)	2,049	85,751
JDS Uniphase Corp. (a)(b)	4,042	44,462
Juniper Networks, Inc. (b)	3,124	50,952
Motorola Solutions, Inc.	5,161	248,296

		2,042,342

COMPUTERS & PERIPHERALS — 1.8%
Dell, Inc. (b)	26,079	326,509
EMC Corp. (b)	16,580	424,945
Hewlett-Packard Co.	34,660	697,013
Lexmark International, Inc. (Class A) (a)	1,209	32,135
Seagate Technology PLC	4,800	118,704
Western Digital Corp. (b)	4,076	124,237

		1,723,543

CONSTRUCTION & ENGINEERING — 0.2%
Fluor Corp.	1,232	60,787
Jacobs Engineering Group, Inc. (b)	2,311	87,494
Quanta Services, Inc. (b)	3,559	85,665

		233,946

CONSTRUCTION MATERIALS — 0.1%
Vulcan Materials Co. (a)	2,336	92,763

CONSUMER FINANCE — 1.4%
American Express Co.	7,056	410,730
Capital One Financial Corp.	10,189	556,931

See accompanying notes to financial statements.

166

SPDR S&P 500 Value ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Discover Financial Services	9,223	$318,931
SLM Corp.	8,584	134,855

		1,421,447

CONTAINERS & PACKAGING — 0.2%
Ball Corp.	1,276	52,380
Bemis Co., Inc. (a)	1,881	58,951
Owens-Illinois, Inc. (b)	3,019	57,874
Sealed Air Corp.	3,571	55,136

		224,341

DISTRIBUTORS — 0.0% (d)
Genuine Parts Co. (a)	788	47,477

DIVERSIFIED CONSUMER SERVICES — 0.1%
H&R Block, Inc. (a)	5,177	82,728

DIVERSIFIED FINANCIAL SERVICES — 6.1%
Bank of America Corp.	189,054	1,546,462
Citigroup, Inc.	51,397	1,408,792
CME Group, Inc.	1,181	316,638
JPMorgan Chase & Co.	66,827	2,387,729
Leucadia National Corp. (a)	3,414	72,616
Moody’s Corp. (a)	1,514	55,336
NYSE Euronext	4,422	113,115
The NASDAQ OMX Group, Inc.	2,142	48,559

		5,949,247

DIVERSIFIED TELECOMMUNICATION SERVICES — 5.4%
AT&T, Inc.	102,745	3,663,887
CenturyLink, Inc. (a)	10,781	425,742
Frontier Communications Corp. (a)	17,364	66,504
Verizon Communications, Inc.	22,885	1,017,009
Windstream Corp. (a)	10,143	97,981

		5,271,123

ELECTRIC UTILITIES — 4.1%
American Electric Power Co., Inc.	8,430	336,357
Duke Energy Corp. (a)	31,563	727,843
Edison International (a)	5,686	262,693
Entergy Corp.	3,128	212,360
Exelon Corp.	14,842	558,356
FirstEnergy Corp.	7,354	361,743
NextEra Energy, Inc.	3,113	214,206
Northeast Utilities	5,467	212,174
Pepco Holdings, Inc. (a)	3,967	77,634
Pinnacle West Capital Corp.	1,969	101,876
PPL Corp. (a)	10,099	280,853
Progress Energy, Inc.	2,123	127,741
Southern Co.	6,307	292,014
Xcel Energy, Inc. (a)	8,501	241,514

		4,007,364

ELECTRICAL EQUIPMENT — 0.3%
Cooper Industries PLC	1,064	72,544
Emerson Electric Co.	3,766	175,420

		247,964

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.7%
Corning, Inc.	26,482	342,412
FLIR Systems, Inc.	638	12,441
Jabil Circuit, Inc.	3,323	67,557
Molex, Inc.	2,414	57,791
TE Connectivity, Ltd.	7,424	236,900

		717,101

ENERGY EQUIPMENT & SERVICES — 0.8%
Baker Hughes, Inc.	3,028	124,451
Halliburton Co.	6,678	189,588
Nabors Industries, Ltd. (b)	5,185	74,664
National Oilwell Varco, Inc.	2,206	142,155
Noble Corp. (b)	4,398	143,067
Rowan Cos. PLC (a)(b)	2,077	67,149

		741,074

FOOD & STAPLES RETAILING — 3.3%
Costco Wholesale Corp.	3,074	292,030
CVS Caremark Corp.	22,456	1,049,369
Safeway, Inc. (a)	4,243	77,010
Sysco Corp.	10,347	308,444
The Kroger Co.	9,975	231,320
Wal-Mart Stores, Inc.	11,243	783,862
Walgreen Co.	15,227	450,415
Whole Foods Market, Inc. (a)	750	71,490

		3,263,940

FOOD PRODUCTS — 1.7%
Archer-Daniels-Midland Co.	11,569	341,517
Campbell Soup Co. (a)	1,419	47,366
ConAgra Foods, Inc.	7,414	192,245
Dean Foods Co. (b)	2,931	49,915
General Mills, Inc.	3,685	142,020
H.J. Heinz Co. (a)	1,338	72,760
Hormel Foods Corp. (a)	1,350	41,067
Kraft Foods, Inc. (Class A)	14,182	547,709
McCormick & Co., Inc.	677	41,060
The J.M. Smucker Co. (a)	830	62,682
Tyson Foods, Inc. (Class A)	5,246	98,782

		1,637,123

GAS UTILITIES — 0.1%
AGL Resources, Inc.	2,138	82,847
ONEOK, Inc.	1,376	58,219

		141,066

HEALTH CARE EQUIPMENT & SUPPLIES — 0.7%
Boston Scientific Corp. (b)	25,383	143,922
CareFusion Corp. (b)	3,879	99,613
Covidien PLC	2,396	128,186
DENTSPLY International, Inc. (a)	920	34,785
Medtronic, Inc.	6,313	244,502

		651,008

HEALTH CARE PROVIDERS & SERVICES — 1.6%
Aetna, Inc.	2,813	109,060
AmerisourceBergen Corp.	4,390	172,747
Cardinal Health, Inc.	6,061	254,562
CIGNA Corp.	4,972	218,768
Coventry Health Care, Inc.	2,522	80,174
Humana, Inc.	1,178	91,224
McKesson Corp.	4,176	391,500
Patterson Cos., Inc. (a)	828	28,541
Tenet Healthcare Corp. (b)	7,244	37,959

See accompanying notes to financial statements.

167

SPDR S&P 500 Value ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

WellPoint, Inc.	2,894	$184,608

		1,569,143

HOTELS, RESTAURANTS & LEISURE — 0.7%
Carnival Corp. (a)	7,852	269,088
Darden Restaurants, Inc. (a)	694	35,137
International Game Technology	5,242	82,562
Marriott International, Inc. (Class A) (a)	2,866	112,347
Starwood Hotels & Resorts Worldwide, Inc.	1,400	74,256
Wyndham Worldwide Corp. (a)	2,564	135,225

		708,615

HOUSEHOLD DURABLES — 0.5%
D.R. Horton, Inc. (a)	4,880	89,694
Harman International Industries, Inc. (a)	1,237	48,985
Leggett & Platt, Inc. (a)	2,526	53,374
Lennar Corp. (Class A) (a)	2,778	85,868
Newell Rubbermaid, Inc.	5,261	95,435
Pulte Group, Inc. (a)(b)	3,570	38,199
Whirlpool Corp.	1,362	83,300

		494,855

HOUSEHOLD PRODUCTS — 0.8%
The Clorox Co. (a)	716	51,881
The Procter & Gamble Co.	12,063	738,859

		790,740

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.2%
NRG Energy, Inc. (a)(b)	4,021	69,804
The AES Corp. (b)	10,937	140,322

		210,126

INDUSTRIAL CONGLOMERATES — 4.8%
3M Co.	2,800	250,880
Danaher Corp.	2,319	120,774
General Electric Co.	185,705	3,870,092
Tyco International, Ltd.	8,057	425,812

		4,667,558

INSURANCE — 6.9%
ACE, Ltd.	5,903	437,589
American International Group, Inc. (b)	11,254	361,141
Aon PLC	1,903	89,022
Assurant, Inc.	1,604	55,883
Berkshire Hathaway, Inc. (Class B) (b)	30,869	2,572,314
Cincinnati Financial Corp. (a)	2,859	108,842
Genworth Financial, Inc. (Class A) (b)	8,982	50,838
Hartford Financial Services Group, Inc.	7,745	136,544
Lincoln National Corp. (a)	5,040	110,225
Loews Corp.	5,261	215,228
Marsh & McLennan Cos., Inc.	9,558	308,054
MetLife, Inc.	18,459	569,460
Principal Financial Group, Inc. (a)	5,377	141,039
Prudential Financial, Inc.	8,213	397,756
The Allstate Corp.	8,661	303,914
The Chubb Corp.	2,069	150,665
The Progressive Corp.	10,666	222,173
The Travelers Cos., Inc.	3,323	212,140
Torchmark Corp. (a)	1,694	85,632
Unum Group	5,037	96,358
XL Group PLC	5,522	116,183

		6,741,000

INTERNET & CATALOG RETAIL — 0.1%
Expedia, Inc.	638	30,669
TripAdvisor, Inc. (b)	616	27,529

		58,198

INTERNET SOFTWARE & SERVICES — 0.7%
eBay, Inc. (b)	7,054	296,339
VeriSign, Inc. (a)(b)	1,455	63,394
Yahoo!, Inc. (b)	21,030	332,905

		692,638

IT SERVICES — 0.7%
Accenture PLC (Class A)	2,844	170,896
Computer Sciences Corp.	2,864	71,084
Fidelity National Information Services, Inc.	4,023	137,104
Paychex, Inc. (a)	2,716	85,310
SAIC, Inc. (a)	4,834	58,588
The Western Union Co.	5,722	96,358
Total System Services, Inc.	2,807	67,172

		686,512

LEISURE EQUIPMENT & PRODUCTS — 0.1%
Hasbro, Inc. (a)	862	29,196
Mattel, Inc. (a)	3,214	104,262

		133,458

LIFE SCIENCES TOOLS & SERVICES — 0.3%
Agilent Technologies, Inc.	1,814	71,181
PerkinElmer, Inc.	1,951	50,336
Thermo Fisher Scientific, Inc.	2,550	132,371

		253,888

MACHINERY — 1.7%
Caterpillar, Inc.	4,017	341,084
Cummins, Inc.	862	83,536
Dover Corp.	1,002	53,717
Eaton Corp.	5,802	229,933
Flowserve Corp. (a)	224	25,704
Illinois Tool Works, Inc. (a)	3,257	172,263
Ingersoll-Rand PLC	5,140	216,805
PACCAR, Inc. (a)	6,228	244,075
Parker Hannifin Corp.	972	74,727
Snap-On, Inc. (a)	430	26,768
Stanley Black & Decker, Inc.	1,389	89,396
Xylem, Inc.	3,186	80,192

		1,638,200

MEDIA — 5.5%
Cablevision Systems Corp. (Class A) (a)	3,918	52,070
CBS Corp.	11,363	372,479
Comcast Corp. (Class A)	47,252	1,510,646
Gannett Co., Inc. (a)	4,316	63,575
News Corp. (Class A)	36,989	824,485
Omnicom Group, Inc.	2,024	98,366
The Interpublic Group of Cos., Inc.	7,760	84,196

See accompanying notes to financial statements.

168

SPDR S&P 500 Value ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

The McGraw-Hill Cos., Inc.	1,987	$89,415
The Walt Disney Co.	31,332	1,519,602
The Washington Post Co. (Class B) (a)	75	28,037
Time Warner Cable, Inc.	1,786	146,631
Time Warner, Inc.	16,914	651,189

		5,440,691

METALS & MINING — 1.1%
Alcoa, Inc. (a)	18,897	165,349
Allegheny Technologies, Inc.	1,836	58,550
Freeport-McMoRan Copper & Gold, Inc.	16,572	564,608
Nucor Corp. (a)	5,493	208,184
Titanium Metals Corp.	1,470	16,626
United States Steel Corp. (a)	2,523	51,974

		1,065,291

MULTI-UTILITIES — 2.4%
Ameren Corp.	4,257	142,780
CenterPoint Energy, Inc.	7,467	154,343
CMS Energy Corp.	4,321	101,543
Consolidated Edison, Inc. (a)	2,412	150,002
Dominion Resources, Inc.	3,008	162,432
DTE Energy Co.	3,036	180,126
Integrys Energy Group, Inc. (a)	1,387	78,879
NiSource, Inc. (a)	4,921	121,795
PG&E Corp.	7,437	336,673
Public Service Enterprise Group, Inc.	8,859	287,917
SCANA Corp. (a)	2,074	99,220
Sempra Energy (a)	4,208	289,847
TECO Energy, Inc. (a)	3,871	69,910
Wisconsin Energy Corp. (a)	4,052	160,338

		2,335,805

MULTILINE RETAIL — 0.7%
Big Lots, Inc. (a)(b)	373	15,215
J.C. Penney Co., Inc. (a)	2,591	60,396
Kohl’s Corp. (a)	1,489	67,734
Macy’s, Inc.	7,277	249,965
Nordstrom, Inc.	672	33,392
Sears Holdings Corp. (a)(b)	669	39,939
Target Corp.	4,526	263,368

		730,009

OFFICE ELECTRONICS — 0.2%
Xerox Corp. (a)	22,977	180,829

OIL, GAS & CONSUMABLE FUELS — 9.8%
Alpha Natural Resources, Inc. (a)(b)	3,874	33,743
Anadarko Petroleum Corp.	4,429	293,200
Apache Corp.	2,035	178,856
Chesapeake Energy Corp. (a)	11,444	212,858
Chevron Corp.	15,864	1,673,652
ConocoPhillips	22,183	1,239,586
CONSOL Energy, Inc. (a)	1,142	34,534
Denbury Resources, Inc. (b)	7,008	105,891
Devon Energy Corp.	7,101	411,787
EQT Corp.	1,061	56,901
Exxon Mobil Corp.	29,545	2,528,166
Hess Corp.	5,300	230,285
Kinder Morgan, Inc.	4,600	148,212
Marathon Oil Corp.	12,220	312,465
Marathon Petroleum Corp.	6,015	270,194
Murphy Oil Corp.	3,370	169,477
Newfield Exploration Co. (b)	728	21,338
Noble Energy, Inc.	1,164	98,730
Occidental Petroleum Corp.	3,929	336,990
Phillips 66 (b)	10,991	365,341
QEP Resources, Inc.	3,222	96,563
Range Resources Corp. (a)	759	46,959
Spectra Energy Corp.	6,262	181,974
Sunoco, Inc.	1,900	90,250
Tesoro Corp. (b)	2,369	59,130
The Williams Cos., Inc.	6,314	181,970
Valero Energy Corp.	9,658	233,241
WPX Energy, Inc. (a)(b)	1,431	23,154

		9,635,447

PAPER & FOREST PRODUCTS — 0.5%
International Paper Co.	7,579	219,109
MeadWestvaco Corp.	2,911	83,691
Weyerhaeuser Co.	9,518	212,823

		515,623

PERSONAL PRODUCTS — 0.1%
Avon Products, Inc.	7,558	122,515

PHARMACEUTICALS — 4.8%
Bristol-Myers Squibb Co.	11,536	414,719
Eli Lilly & Co.	5,308	227,766
Forest Laboratories, Inc. (b)	4,662	163,124
Hospira, Inc. (a)(b)	2,900	101,442
Merck & Co., Inc.	18,641	778,262
Pfizer, Inc.	131,302	3,019,946

		4,705,259

PROFESSIONAL SERVICES — 0.1%
Equifax, Inc.	945	44,037
Robert Half International, Inc. (a)	1,719	49,112

		93,149

REAL ESTATE INVESTMENT TRUSTS — 1.7%
Apartment Investment & Management Co. (Class A) (a)	1,223	33,058
AvalonBay Communities, Inc. (a)	504	71,306
Boston Properties, Inc. (a)	1,155	125,167
Equity Residential	1,534	95,660
HCP, Inc.	4,150	183,223
Health Care REIT, Inc.	1,513	88,208
Host Hotels & Resorts, Inc. (a)	12,316	194,839
Kimco Realty Corp.	7,121	135,513
Plum Creek Timber Co., Inc. (a)	1,470	58,359
ProLogis (a)	5,049	167,778
Public Storage	718	103,686
Simon Property Group, Inc.	1,814	282,367
Vornado Realty Trust	1,530	128,490

		1,667,654

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
CBRE Group, Inc. (b)	5,622	91,976

ROAD & RAIL — 0.3%
CSX Corp.	9,703	216,959
Norfolk Southern Corp.	1,321	94,808

See accompanying notes to financial statements.

169

SPDR S&P 500 Value ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Ryder Systems, Inc.	940	$33,850

		345,617

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.1%
Advanced Micro Devices, Inc. (a)(b)	10,187	58,372
Analog Devices, Inc.	2,060	77,600
Applied Materials, Inc.	22,490	257,735
Intel Corp.	43,108	1,148,828
Linear Technology Corp.	1,422	44,551
LSI Corp. (b)	4,613	29,385
Micron Technology, Inc. (b)	17,222	108,671
NVIDIA Corp. (b)	7,212	99,670
Teradyne, Inc. (a)(b)	1,331	18,714
Texas Instruments, Inc.	8,544	245,127

		2,088,653

SOFTWARE — 2.3%
Adobe Systems, Inc. (b)	4,595	148,740
Autodesk, Inc. (a)(b)	2,060	72,080
BMC Software, Inc. (b)	750	32,010
CA, Inc.	6,265	169,719
Electronic Arts, Inc. (b)	2,901	35,827
Microsoft Corp.	56,288	1,721,850
Symantec Corp. (b)	7,658	111,883

		2,292,109

SPECIALTY RETAIL — 2.1%
Abercrombie & Fitch Co. (Class A) (a)	1,500	51,210
AutoNation, Inc. (a)(b)	708	24,978
Best Buy Co., Inc. (a)	4,834	101,321
CarMax, Inc. (a)(b)	3,986	103,397
GameStop Corp. (Class A) (a)	2,286	41,971
Limited Brands, Inc.	1,288	54,779
Lowe’s Cos., Inc.	20,658	587,514
Staples, Inc.	12,229	159,588
The Gap, Inc. (a)	5,742	157,101
The Home Depot, Inc.	14,481	767,348
Urban Outfitters, Inc. (b)	470	12,967

		2,062,174

THRIFTS & MORTGAGE FINANCE — 0.1%
Hudson City Bancorp, Inc. (a)	9,223	58,751
People’s United Financial, Inc. (a)	6,104	70,867

		129,618

TOBACCO — 1.1%
Altria Group, Inc.	23,978	828,440
Lorillard, Inc.	687	90,649
Reynolds American, Inc. (a)	2,656	119,175

		1,038,264

TRADING COMPANIES & DISTRIBUTORS — 0.1%
Fastenal Co.	1,456	58,691

WIRELESS TELECOMMUNICATION SERVICES — 0.2%
MetroPCS Communications, Inc. (b)	5,084	30,758
Sprint Nextel Corp. (a)(b)	52,534	171,261

		202,019

TOTAL COMMON STOCKS —
(Cost $105,379,962)		97,680,561

SHORT TERM INVESTMENTS — 6.9%
MONEY MARKET FUNDS — 6.9%
State Street Navigator Securities Lending Prime Portfolio (e)(f)	6,556,293	6,556,293
State Street Institutional Liquid Reserves Fund 0.20% (f)(g)	233,121	233,121

TOTAL SHORT TERM INVESTMENTS —
(Cost $6,789,414)		6,789,414

TOTAL INVESTMENTS — 106.5% (h)
(Cost $112,169,376)		104,469,975
OTHER ASSETS & LIABILITIES — (6.5)%		(6,349,917)

NET ASSETS — 100.0%		$98,120,058

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Non-income producing security.
(c)	Affiliated issuer. (Note 3)
(d)	Amount shown represents less than 0.05% of net assets.
(e)	Investments of cash collateral for securities loaned.
(f)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(g)	The rate shown is the annualized seven-day yield at period end.
(h)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
PLC = Public Limited Company
REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

170

SPDR Dow Jones Mid Cap ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.8%
AEROSPACE & DEFENSE — 1.1%
Alliant Techsystems, Inc.	1,448	$73,225
BE Aerospace, Inc. (a)	4,212	183,896
Spirit Aerosystems Holdings, Inc. (Class A) (a)	5,171	123,225
TransDigm Group, Inc. (a)	2,037	273,569
Triumph Group, Inc.	1,710	96,222

		750,137

AIRLINES — 0.5%
United Continental Holdings, Inc. (a)(b)	14,664	356,775

AUTO COMPONENTS — 1.2%
Allison Transmission Holdings, Inc.	1,000	17,560
Gentex Corp. (b)	6,296	131,398
Lear Corp.	4,362	164,578
The Goodyear Tire & Rubber Co. (a)	10,979	129,662
TRW Automotive Holdings Corp. (a)	4,582	168,434
Visteon Corp. (a)	2,277	85,387
WABCO Holdings, Inc. (a)	2,860	151,380

		848,399

AUTOMOBILES — 0.1%
Tesla Motors, Inc. (a)(b)	2,400	75,096

BEVERAGES — 0.3%
Constellation Brands, Inc. (Class A) (a)	7,940	214,856

BIOTECHNOLOGY — 1.0%
Amylin Pharmaceuticals, Inc. (a)	6,497	183,410
BioMarin Pharmaceutical, Inc. (a)(b)	5,079	201,027
Dendreon Corp. (a)(b)	6,622	49,003
Onyx Pharmaceuticals, Inc. (a)(b)	2,789	185,329
United Therapeutics Corp. (a)(b)	2,051	101,278

		720,047

BUILDING PRODUCTS — 0.9%
Armstrong World Industries, Inc.	980	48,177
Fortune Brands Home & Security, Inc. (a)	6,800	151,436
Lennox International, Inc. (b)	2,130	99,322
Masco Corp.	15,868	220,089
Owens Corning, Inc. (a)	5,100	145,554

		664,578

CAPITAL MARKETS — 1.8%
Affiliated Managers Group, Inc. (a)	2,286	250,203
E*TRADE Financial Corp. (a)	11,387	91,551
Eaton Vance Corp. (b)	5,132	138,307
Federated Investors, Inc. (Class B) (b)	4,555	99,527
Jefferies Group, Inc.	6,391	83,019
Legg Mason, Inc.	5,815	153,342
LPL Investment Holdings, Inc.	2,495	84,256
Raymond James Financial, Inc.	4,890	167,434
SEI Investments Co.	6,393	127,157
Waddell & Reed Financial, Inc. (Class A) (b)	3,808	115,306

		1,310,102

CHEMICALS — 3.5%
Airgas, Inc.	2,914	244,805
Albemarle Corp.	3,915	233,491
Ashland, Inc.	3,124	216,524
Cabot Corp.	2,600	105,820
Cytec Industries, Inc.	1,998	117,163
Eastman Chemical Co.	5,728	288,519
Huntsman Corp.	8,574	110,948
International Flavors & Fragrances, Inc.	3,541	194,047
Intrepid Potash, Inc. (a)(b)	2,292	52,166
Kronos Worldwide, Inc. (b)	862	13,611
Rockwood Holdings, Inc.	3,023	134,070
RPM International, Inc.	5,797	157,678
Solutia, Inc.	5,400	151,470
The Scotts Miracle-Gro Co. (Class A)	1,822	74,921
Valspar Corp.	3,820	200,512
W.R. Grace & Co. (a)	2,703	136,366
Westlake Chemical Corp. (b)	877	45,832

		2,477,943

COMMERCIAL BANKS — 2.9%
Associated Banc-Corp. (b)	7,663	101,075
Bank of Hawaii Corp. (b)	1,968	90,430
BOK Financial Corp. (b)	1,179	68,618
City National Corp.	2,166	105,224
Commerce Bancshares, Inc.	3,965	150,274
Cullen/Frost Bankers, Inc. (b)	2,560	147,174
East West Bancorp, Inc.	6,353	149,041
First Citizens BancShares, Inc. (Class A)	252	41,996
First Horizon National Corp.	11,430	98,870
First Niagara Financial Group, Inc.	15,526	118,774
First Republic Bank (a)	3,415	114,744
Fulton Financial Corp. (b)	9,049	90,400
Hancock Holding Co.	3,512	106,905
Huntington Bancshares, Inc.	38,271	244,934
Prosperity Bancshares, Inc. (b)	2,046	85,993
Signature Bank (a)	2,000	121,940
Valley National Bancorp (b)	8,647	91,658
Zions Bancorporation (b)	8,076	156,836

		2,084,886

COMMERCIAL SERVICES & SUPPLIES — 2.1%
Avery Dennison Corp.	4,622	126,366
Cintas Corp.	4,991	192,703
Clean Harbors, Inc. (a)	2,053	115,830
Copart, Inc. (a)	4,974	117,834
Corrections Corp. of America	4,391	129,315
Covanta Holding Corp.	5,062	86,813
Iron Mountain, Inc.	6,869	226,402
KAR Auction Services, Inc. (a)	1,342	23,069
Pitney Bowes, Inc. (b)	8,259	123,637
R.R. Donnelley & Sons Co. (b)	8,019	94,384
Rollins, Inc. (b)	3,330	74,492
Waste Connections, Inc. (b)	5,213	155,973

		1,466,818

COMMUNICATIONS EQUIPMENT — 1.0%
Acme Packet, Inc. (a)(b)	2,417	45,077
Brocade Communications Systems, Inc. (a)	19,155	94,434
EchoStar Corp. (Class A) (a)	1,811	47,847
Harris Corp. (b)	5,000	209,250
JDS Uniphase Corp. (a)	10,124	111,364

See accompanying notes to financial statements.

171

SPDR Dow Jones Mid Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Polycom, Inc. (a)	7,197	$75,713
Riverbed Technology, Inc. (a)	6,856	110,724

		694,409

COMPUTERS & PERIPHERALS — 0.5%
Diebold, Inc.	2,809	103,680
Lexmark International, Inc. (Class A) (b)	3,104	82,505
NCR Corp. (a)	6,992	158,928

		345,113

CONSTRUCTION & ENGINEERING — 1.3%
Aecom Technology Corp. (a)	4,324	71,130
Foster Wheeler AG (a)	4,766	82,595
Jacobs Engineering Group, Inc. (a)	5,699	215,764
KBR, Inc.	6,605	163,209
Quanta Services, Inc. (a)	9,195	221,324
The Shaw Group, Inc. (a)	2,861	78,134
URS Corp.	3,381	117,929

		950,085

CONSTRUCTION MATERIALS — 0.5%
Martin Marietta Materials, Inc.	1,993	157,088
Vulcan Materials Co.	5,221	207,326

		364,414

CONTAINERS & PACKAGING — 1.6%
AptarGroup, Inc.	2,724	139,060
Bemis Co., Inc.	4,551	142,628
Greif, Inc. (Class A)	1,780	72,980
Owens-Illinois, Inc. (a)	7,403	141,916
Packaging Corp. of America	4,380	123,691
Rock-Tenn Co. (Class A)	3,187	173,851
Sealed Air Corp.	7,910	122,130
Silgan Holdings, Inc.	2,044	87,258
Sonoco Products Co.	4,423	133,354

		1,136,868

DISTRIBUTORS — 0.3%
LKQ Corp. (a)	6,434	214,896

DIVERSIFIED CONSUMER SERVICES — 0.9%
DeVry, Inc. (b)	2,521	78,075
Education Management Corp. (a)(b)	1,219	8,472
H&R Block, Inc. (b)	13,032	208,251
ITT Educational Services, Inc. (a)(b)	1,197	72,718
Service Corp. International	9,624	119,049
Sotheby’s (b)	2,981	99,446
Weight Watchers International, Inc. (b)	844	43,517

		629,528

DIVERSIFIED FINANCIAL SERVICES — 0.6%
CBOE Holdings, Inc. (b)	3,944	109,170
MSCI, Inc. (Class A) (a)	5,298	180,238
The NASDAQ OMX Group, Inc.	5,946	134,796

		424,204

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.7%
Frontier Communications Corp. (b)	44,300	169,669
Level 3 Communications, Inc. (a)(b)	7,257	160,743
tw telecom, Inc. (a)(b)	6,722	172,486

		502,898

ELECTRIC UTILITIES — 2.3%
Cleco Corp. (b)	2,669	111,644
Great Plains Energy, Inc.	6,087	130,323
Hawaiian Electric Industries, Inc. (b)	4,229	120,611
IDACORP, Inc.	2,199	92,534
ITC Holdings Corp.	2,302	158,631
NV Energy, Inc.	10,326	181,531
OGE Energy Corp.	4,342	224,872
Pepco Holdings, Inc. (b)	9,979	195,289
Pinnacle West Capital Corp.	4,849	250,887
Westar Energy, Inc.	5,587	167,331

		1,633,653

ELECTRICAL EQUIPMENT — 0.8%
Acuity Brands, Inc. (b)	1,885	95,965
Hubbell, Inc. (Class B)	2,478	193,135
Polypore International, Inc. (a)(b)	1,766	71,329
Regal-Beloit Corp.	1,820	113,313
The Babcock & Wilcox Co. (a)	5,259	128,846

		602,588

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.5%
Anixter International, Inc.	1,230	65,251
Arrow Electronics, Inc. (a)	5,006	164,247
Avnet, Inc. (a)	6,437	198,646
AVX Corp.	2,304	24,630
Dolby Laboratories, Inc. (Class A) (a)	2,256	93,173
FLIR Systems, Inc.	6,889	134,335
Ingram Micro, Inc. (Class A) (a)	6,856	119,774
IPG Photonics Corp. (a)(b)	1,401	61,070
Jabil Circuit, Inc.	8,551	173,842
Mettler-Toledo International, Inc. (a)(b)	1,424	221,930
Molex, Inc. (b)	6,545	156,687
National Instruments Corp.	4,073	109,401
Trimble Navigation, Ltd. (a)	5,474	251,859

		1,774,845

ENERGY EQUIPMENT & SERVICES — 2.6%
Atwood Oceanics, Inc. (a)(b)	2,547	96,378
CARBO Ceramics, Inc. (b)	878	67,369
Dresser-Rand Group, Inc. (a)	3,324	148,051
Dril-Quip, Inc. (a)(b)	1,602	105,075
Helmerich & Payne, Inc.	4,388	190,790
McDermott International, Inc. (a)	10,518	117,171
Oceaneering International, Inc.	4,838	231,547
Oil States International, Inc. (a)	2,260	149,612
Patterson-UTI Energy, Inc.	6,769	98,557
Rowan Cos. PLC (a)	5,468	176,780
RPC, Inc. (b)	3,280	38,999
SEACOR Holdings, Inc. (a)	944	84,375
Superior Energy Services, Inc. (a)	6,892	139,425
Tidewater, Inc.	2,255	104,542
Unit Corp. (a)	2,096	77,321

		1,825,992

FOOD PRODUCTS — 1.1%
Dean Foods Co. (a)	8,014	136,478
Flowers Foods, Inc. (b)	6,021	139,868
Ingredion, Inc.	3,386	167,675
Ralcorp Holdings, Inc. (a)	2,450	163,513

See accompanying notes to financial statements.

172

SPDR Dow Jones Mid Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Smithfield Foods, Inc. (a)	6,701	$144,943

		752,477

GAS UTILITIES — 1.4%
AGL Resources, Inc.	5,199	201,461
Atmos Energy Corp.	3,959	138,842
National Fuel Gas Co. (b)	3,693	173,497
Piedmont Natural Gas Co., Inc. (b)	3,139	101,045
Questar Corp.	7,859	163,939
UGI Corp.	5,028	147,974
WGL Holdings, Inc.	2,271	90,272

		1,017,030

HEALTH CARE EQUIPMENT & SUPPLIES — 2.2%
Alere, Inc. (a)(b)	3,542	68,857
DENTSPLY International, Inc. (b)	6,314	238,732
Gen-Probe, Inc. (a)	2,110	173,442
Hill-Rom Holdings, Inc.	2,771	85,485
Hologic, Inc. (a)	11,712	211,285
IDEXX Laboratories, Inc. (a)(b)	2,388	229,559
ResMed, Inc. (a)(b)	6,291	196,279
STERIS Corp. (b)	2,395	75,131
Teleflex, Inc.	1,799	109,577
The Cooper Cos., Inc.	2,074	165,422

		1,553,769

HEALTH CARE PROVIDERS & SERVICES — 3.0%
Accretive Health, Inc. (a)(b)	2,037	22,325
AMERIGROUP Corp. (a)(b)	2,150	141,706
Brookdale Senior Living, Inc. (a)	4,429	78,570
Catalyst Health Solutions, Inc. (a)	1,902	177,723
Community Health Systems, Inc. (a)	4,079	114,334
Coventry Health Care, Inc.	6,418	204,028
Health Net, Inc. (a)	3,721	90,309
HMS Holdings Corp. (a)(b)	3,800	126,578
LifePoint Hospitals, Inc. (a)(b)	2,167	88,804
Lincare Holdings, Inc. (b)	3,894	132,474
MEDNAX, Inc. (a)(b)	2,191	150,171
Omnicare, Inc.	5,017	156,681
Owens & Minor, Inc. (b)	2,801	85,795
Patterson Cos., Inc.	4,048	139,535
Tenet Healthcare Corp. (a)	18,291	95,845
Universal Health Services, Inc. (Class B)	4,002	172,726
VCA Antech, Inc. (a)(b)	3,762	82,689
WellCare Health Plans, Inc. (a)	1,900	100,700

		2,160,993

HEALTH CARE TECHNOLOGY — 0.1%
Allscripts Healthcare Solutions, Inc. (a)	8,229	89,943

HOTELS, RESTAURANTS & LEISURE — 2.0%
Bally Technologies, Inc. (a)(b)	1,951	91,034
Brinker International, Inc. (b)	3,310	105,490
Choice Hotels International, Inc. (b)	1,239	49,473
Dunkin’ Brands Group, Inc.	3,454	118,610
International Game Technology	13,399	211,034
MGM Resorts International (a)	14,239	158,907
Panera Bread Co. (Class A) (a)	1,310	182,667
Penn National Gaming, Inc. (a)(b)	2,875	128,196
The Wendy’s Co.	13,629	64,329
Wyndham Worldwide Corp.	6,432	339,224

		1,448,964

HOUSEHOLD DURABLES — 3.1%
D.R. Horton, Inc. (b)	12,245	225,063
Harman International Industries, Inc.	3,133	124,067
Jarden Corp.	3,452	145,053
Leggett & Platt, Inc. (b)	6,124	129,400
Lennar Corp. (Class A) (b)	7,252	224,159
Mohawk Industries, Inc. (a)	2,480	173,178
Newell Rubbermaid, Inc.	12,804	232,265
NVR, Inc. (a)	220	187,000
Pulte Group, Inc. (a)(b)	15,063	161,174
Tempur-Pedic International, Inc. (a)	2,862	66,942
Toll Brothers, Inc. (a)(b)	6,616	196,694
Tupperware Brands Corp.	2,531	138,598
Whirlpool Corp.	3,408	208,433

		2,212,026

HOUSEHOLD PRODUCTS — 0.8%
Church & Dwight Co., Inc.	6,178	342,694
Energizer Holdings, Inc. (a)	2,901	218,300

		560,994

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.3%
GenOn Energy, Inc. (a)	33,765	57,738
NRG Energy, Inc. (a)	10,232	177,628

		235,366

INDUSTRIAL CONGLOMERATES — 0.3%
Carlisle Cos., Inc.	2,748	145,699
Seaboard Corp. (a)(b)	16	34,128

		179,827

INSURANCE — 6.2%
Alleghany Corp. (a)	750	254,813
Allied World Assurance Company Holdings, Ltd.	1,660	131,920
American Financial Group, Inc.	3,806	149,309
American National Insurance Co.	633	45,114
Arch Capital Group, Ltd. (a)	5,921	235,005
Arthur J. Gallagher & Co. (b)	5,233	183,521
Aspen Insurance Holdings, Ltd.	3,097	89,503
Assurant, Inc.	3,769	131,312
Assured Guaranty, Ltd.	7,401	104,354
Axis Capital Holdings, Ltd.	5,760	187,488
Brown & Brown, Inc.	5,182	141,313
Cincinnati Financial Corp. (b)	6,699	255,031
Erie Indemnity Co. (Class A)	1,204	86,218
Everest Re Group, Ltd.	1,974	204,289
Fidelity National Financial, Inc. (Class A)	9,684	186,514
Genworth Financial, Inc. (Class A) (a)	21,572	122,098
HCC Insurance Holdings, Inc.	4,460	140,044
Markel Corp. (a)	435	192,140
Mercury General Corp.	1,176	49,004
Old Republic International Corp. (b)	10,786	89,416
PartnerRe, Ltd.	2,824	213,692
ProAssurance Corp.	1,283	114,302
Reinsurance Group of America, Inc.	3,309	176,072

See accompanying notes to financial statements.

173

SPDR Dow Jones Mid Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

RenaissanceRe Holdings, Ltd.	2,284	$173,607
The Hanover Insurance Group, Inc.	1,988	77,790
Torchmark Corp.	4,335	219,134
Validus Holdings, Ltd.	3,796	121,586
W.R. Berkley Corp.	4,959	193,004
White Mountains Insurance Group, Ltd.	265	138,264

		4,405,857

INTERNET & CATALOG RETAIL — 0.6%
Expedia, Inc.	4,300	206,701
HomeAway, Inc. (a)(b)	1,392	30,262
TripAdvisor, Inc. (a)	4,400	196,636

		433,599

INTERNET SOFTWARE & SERVICES — 1.4%
Akamai Technologies, Inc. (a)	7,933	251,873
Equinix, Inc. (a)	2,059	361,663
IAC/InterActiveCorp.	3,165	144,324
Rackspace Hosting, Inc. (a)	5,023	220,711

		978,571

IT SERVICES — 2.9%
Alliance Data Systems Corp. (a)(b)	2,216	299,160
Booz Allen Hamilton Holding Corp. (b)	1,088	16,625
Broadridge Financial Solutions, Inc.	5,411	115,092
Computer Sciences Corp.	6,779	168,255
DST Systems, Inc.	1,514	82,225
FleetCor Technologies, Inc. (a)	1,949	68,293
Gartner, Inc. (a)	3,807	163,891
Genpact, Ltd. (a)	4,617	76,781
Global Payments, Inc.	3,488	150,786
Jack Henry & Associates, Inc.	3,780	130,486
Lender Processing Services, Inc.	3,744	94,648
NeuStar, Inc. (Class A) (a)(b)	2,917	97,428
SAIC, Inc.	15,100	183,012
Total System Services, Inc.	8,312	198,906
Vantiv, Inc. (a)(b)	1,300	30,277
VeriFone Systems, Inc. (a)(b)	4,652	153,935

		2,029,800

LEISURE EQUIPMENT & PRODUCTS — 0.5%
Hasbro, Inc. (b)	5,100	172,737
Polaris Industries, Inc.	2,888	206,434

		379,171

LIFE SCIENCES TOOLS & SERVICES — 0.8%
Bio-Rad Laboratories, Inc. (Class A) (a)	872	87,209
Bruker Corp. (a)	4,063	54,078
Charles River Laboratories International, Inc. (a)	2,171	71,122
Covance, Inc. (a)	2,443	116,898
PerkinElmer, Inc.	5,075	130,935
Techne Corp.	1,634	121,243

		581,485

MACHINERY — 4.7%
AGCO Corp. (a)	4,317	197,417
CLARCOR, Inc. (b)	2,207	106,289
Crane Co.	2,220	80,764
Donaldson Co., Inc. (b)	6,174	206,026
Gardner Denver, Inc.	2,235	118,254
Graco, Inc.	2,699	124,370
Harsco Corp.	3,561	72,573
IDEX Corp.	3,735	145,590
Kennametal, Inc.	3,511	116,390
Lincoln Electric Holdings, Inc.	3,722	162,986
Navistar International Corp. (a)(b)	2,684	76,145
Nordson Corp.	2,636	135,201
Oshkosh Corp. (a)	3,982	83,423
Pall Corp.	5,156	282,600
Pentair, Inc.	4,312	165,063
Sauer-Danfoss, Inc.	500	17,465
Snap-On, Inc.	2,569	159,920
SPX Corp.	2,250	146,970
Terex Corp. (a)(b)	4,875	86,921
Timken Co.	3,533	161,776
Trinity Industries, Inc.	3,500	87,430
Valmont Industries, Inc.	1,000	120,970
Wabtec Corp.	2,155	168,112
Woodward, Inc. (b)	2,544	100,335
Xylem, Inc.	8,200	206,394

		3,329,384

MARINE — 0.2%
Kirby Corp. (a)(b)	2,456	115,628

MEDIA — 1.6%
AMC Networks, Inc. (Class A) (a)	2,663	94,670
Cablevision Systems Corp. (Class A) (b)	10,500	139,545
Charter Communications, Inc. (Class A) (a)	1,797	127,353
Clear Channel Outdoor Holdings, Inc. (Class A) (a)	1,802	10,848
Gannett Co., Inc. (b)	10,387	153,000
John Wiley & Sons, Inc. (Class A)	2,277	111,550
Lamar Advertising Co. (Class A) (a)(b)	2,598	74,303
Morningstar, Inc. (b)	1,138	65,822
Pandora Media, Inc. (a)(b)	2,746	29,849
Regal Entertainment Group (b)	3,483	47,926
The Interpublic Group of Cos., Inc.	19,647	213,170
The Washington Post Co. (Class B) (b)	217	81,119

		1,149,155

METALS & MINING — 1.8%
Allegheny Technologies, Inc.	4,751	151,509
Allied Nevada Gold Corp. (a)(b)	3,615	102,594
Coeur d’Alene Mines Corp. (a)(b)	3,923	68,888
Compass Minerals International, Inc. (b)	1,431	109,157
Molycorp, Inc. (a)(b)	2,708	58,357
Reliance Steel & Aluminum Co.	3,326	167,963
Royal Gold, Inc.	2,595	203,448
Steel Dynamics, Inc.	9,812	115,291
Titanium Metals Corp.	3,674	41,553
United States Steel Corp. (b)	6,707	138,164
Walter Energy, Inc.	2,753	121,573

		1,278,497

MULTI-UTILITIES — 2.4%
Alliant Energy Corp.	4,837	220,422
CMS Energy Corp.	11,574	271,989
Integrys Energy Group, Inc.	3,445	195,917
MDU Resources Group, Inc. (b)	7,724	166,915
NiSource, Inc.	12,437	307,816

See accompanying notes to financial statements.

174

SPDR Dow Jones Mid Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

SCANA Corp. (b)	5,170	$247,333
TECO Energy, Inc.	8,918	161,059
Vectren Corp.	3,544	104,619

		1,676,070

MULTILINE RETAIL — 0.3%
Big Lots, Inc. (a)	2,939	119,882
Dillard’s, Inc. (Class A)	1,463	93,164

		213,046

OFFICE ELECTRONICS — 0.1%
Zebra Technologies Corp. (Class A) (a)	2,357	80,986

OIL, GAS & CONSUMABLE FUELS — 2.9%
Alpha Natural Resources, Inc. (a)	9,800	85,358
Arch Coal, Inc. (b)	9,357	64,470
Berry Petroleum Co. (Class A) (b)	2,342	92,884
Energen Corp.	3,247	146,537
Laredo Petroleum Holdings, Inc. (a)(b)	800	16,640
Newfield Exploration Co. (a)	5,900	172,929
Oasis Petroleum, Inc. (a)	3,081	74,499
Plains Exploration & Production Co. (a)	5,700	200,526
Rosetta Resources, Inc. (a)	2,300	84,272
SandRidge Energy, Inc. (a)(b)	16,962	113,476
SM Energy Co.	2,805	137,753
Sunoco, Inc.	4,770	226,575
Teekay Corp.	1,830	53,582
Tesoro Corp. (a)	6,234	155,601
Ultra Petroleum Corp. (a)(b)	6,700	154,569
World Fuel Services Corp. (b)	3,103	118,007
WPX Energy, Inc. (a)(b)	8,600	139,148

		2,036,826

PAPER & FOREST PRODUCTS — 0.5%
Domtar Corp.	1,640	125,804
MeadWestvaco Corp.	7,632	219,420

		345,224

PERSONAL PRODUCTS — 0.2%
Nu Skin Enterprises, Inc. (Class A) (b)	2,592	121,565

PHARMACEUTICALS — 0.6%
Endo Pharmaceuticals Holdings, Inc. (a)	5,142	159,299
Salix Pharmaceuticals, Ltd. (a)	2,352	128,043
Warner Chilcott PLC (Class A) (a)	7,731	138,540

		425,882

PROFESSIONAL SERVICES — 2.0%
Dun & Bradstreet Corp.	2,166	154,154
Equifax, Inc.	5,342	248,937
IHS, Inc. (Class A) (a)	2,508	270,187
Manpower, Inc.	3,601	131,976
Robert Half International, Inc.	6,340	181,134
Towers Watson & Co. (Class A)	2,520	150,948
Verisk Analytics, Inc. (Class A) (a)	6,168	303,836

		1,441,172

REAL ESTATE INVESTMENT TRUSTS — 8.9%
Alexandria Real Estate Equities, Inc.	2,732	198,671
American Campus Communities, Inc.	3,343	150,368
Apartment Investment & Management Co. (Class A) (b)	5,341	144,367
BioMed Realty Trust, Inc.	6,750	126,090
BRE Properties, Inc.	3,399	170,018
Camden Property Trust	3,540	239,552
Chimera Investment Corp. (b)	45,398	107,139
DDR Corp.	10,276	150,441
Digital Realty Trust, Inc. (b)	4,889	367,017
Douglas Emmett, Inc.	6,160	142,296
Duke Realty Corp. (b)	11,836	173,279
Equity Lifestyle Properties, Inc.	1,822	125,663
Essex Property Trust, Inc. (b)	1,560	240,115
Federal Realty Investment Trust	2,829	294,471
Healthcare Trust of America, Inc.	2,600	25,792
Highwoods Properties, Inc.	3,205	107,848
Home Properties, Inc.	2,177	133,581
Hospitality Properties Trust	5,553	137,548
Kilroy Realty Corp. (b)	3,000	145,230
Liberty Property Trust (b)	5,140	189,358
Mack-Cali Realty Corp.	3,805	110,611
MFA Financial, Inc.	15,585	122,966
Mid-America Apartment Communities, Inc.	1,825	124,538
National Retail Properties, Inc.	4,247	120,148
OMEGA Healthcare Investors, Inc.	4,511	101,498
Piedmont Office Realty Trust, Inc. (Class A)	7,591	130,641
Rayonier, Inc.	5,434	243,987
Realty Income Corp. (b)	5,951	248,573
Regency Centers Corp.	3,957	188,234
Retail Properties of America, Inc. (Class A)	1,400	13,608
Senior Housing Properties Trust	7,231	161,396
SL Green Realty Corp. (b)	3,918	314,380
Taubman Centers, Inc.	2,598	200,462
The Macerich Co.	5,886	347,568
UDR, Inc.	10,112	261,294
Washington Real Estate Investment Trust (b)	2,922	83,131
Weingarten Realty Investors (b)	5,383	141,788

		6,283,667

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.5%
CBRE Group, Inc. (a)	13,137	214,921
Jones Lang LaSalle, Inc.	1,955	137,574

		352,495

ROAD & RAIL — 1.3%
Hertz Global Holdings, Inc. (a)	10,640	136,192
J.B. Hunt Transport Services, Inc.	4,337	258,485
Kansas City Southern	4,892	340,287
Landstar System, Inc.	2,118	109,543
Ryder Systems, Inc.	2,266	81,599

		926,106

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.1%
Advanced Micro Devices, Inc. (a)(b)	26,017	149,077
Atmel Corp. (a)	19,144	128,265
Cree, Inc. (a)(b)	5,105	131,045
Cypress Semiconductor Corp. (a)(b)	6,812	90,055
First Solar, Inc. (a)(b)	2,400	36,144
Lam Research Corp. (a)	8,540	322,300

See accompanying notes to financial statements.

175

SPDR Dow Jones Mid Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

LSI Corp. (a)	24,989	$159,180
ON Semiconductor Corp. (a)	19,934	141,531
Skyworks Solutions, Inc. (a)	8,393	229,717
Teradyne, Inc. (a)	8,200	115,292

		1,502,606

SOFTWARE — 3.9%
Ansys, Inc. (a)(b)	4,109	259,319
Ariba, Inc. (a)	4,400	196,944
Cadence Design Systems, Inc. (a)	11,882	130,583
Compuware Corp. (a)	9,545	88,673
Concur Technologies, Inc. (a)(b)	2,047	139,401
Factset Research Systems, Inc. (b)	1,835	170,545
Fortinet, Inc. (a)	5,467	126,944
Informatica Corp. (a)	4,765	201,845
MICROS Systems, Inc. (a)	3,555	182,016
NetSuite, Inc. (a)(b)	1,700	93,109
Nuance Communications, Inc. (a)(b)	10,278	244,822
Parametric Technology Corp. (a)	5,268	110,417
Quality Systems, Inc.	1,713	47,124
Rovi Corp. (a)	4,903	96,197
Solarwinds, Inc. (a)	2,500	108,900
Solera Holdings, Inc.	3,061	127,919
Splunk, Inc. (a)(b)	600	16,860
Synopsys, Inc. (a)	6,418	188,882
TIBCO Software, Inc. (a)	7,442	222,665

		2,753,165

SPECIALTY RETAIL — 4.3%
Aaron’s, Inc.	3,126	88,497
Abercrombie & Fitch Co. (Class A)	3,791	129,425
Advance Auto Parts, Inc.	3,194	217,895
American Eagle Outfitters, Inc.	8,742	172,480
Ascena Retail Group, Inc. (a)	5,700	106,134
AutoNation, Inc. (a)(b)	1,705	60,152
Chico’s FAS, Inc.	7,404	109,875
Dick’s Sporting Goods, Inc. (b)	3,972	190,656
Foot Locker, Inc.	6,679	204,244
GameStop Corp. (Class A) (b)	5,865	107,681
GNC Holdings, Inc. (Class A) (b)	3,400	133,280
Guess?, Inc. (b)	2,819	85,613
PetSmart, Inc.	4,764	324,810
Sally Beauty Holdings, Inc. (a)	6,904	177,709
Signet Jewelers, Ltd.	3,832	168,646
Tractor Supply Co. (b)	3,190	264,961
Ulta Salon Cosmetics & Fragrance, Inc.	2,516	234,944
Urban Outfitters, Inc. (a)	5,049	139,302
Williams-Sonoma, Inc. (b)	3,963	138,586

		3,054,890

TEXTILES, APPAREL & LUXURY GOODS — 1.1%
Deckers Outdoor Corp. (a)(b)	1,732	76,226
Fossil, Inc. (a)(b)	2,332	178,491
Hanesbrands, Inc. (a)(b)	4,252	117,908
PVH Corp.	2,820	219,368
Under Armour, Inc. (Class A) (a)(b)	1,688	159,482

		751,475

THRIFTS & MORTGAGE FINANCE — 0.7%
BankUnited, Inc. (b)	1,726	40,699
Capitol Federal Financial, Inc.	7,434	88,316
Hudson City Bancorp, Inc.	21,910	139,567
People’s United Financial, Inc. (b)	15,903	184,634
TFS Financial Corp. (a)	4,121	39,355

		492,571

TRADING COMPANIES & DISTRIBUTORS — 0.5%
Air Lease Corp. (a)(b)	3,173	61,524
MRC Global, Inc. (a)(b)	1,000	21,280
MSC Industrial Direct Co., Inc. (Class A)	1,943	127,364
WESCO International, Inc. (a)(b)	1,900	109,345

		319,513

WATER UTILITIES — 0.6%
American Water Works Co., Inc.	7,701	263,990
Aqua America, Inc. (b)	6,115	152,631

		416,621

WIRELESS TELECOMMUNICATION SERVICES — 0.9%
Clearwire Corp. (Class A) (a)(b)	16,094	18,025
MetroPCS Communications, Inc. (a)	14,113	85,384
NII Holdings, Inc. (a)(b)	7,600	77,748
SBA Communications Corp. (Class A) (a)	5,417	309,040
Telephone & Data Systems, Inc.	4,243	90,333
US Cellular Corp. (a)(b)	658	25,412

		605,942

TOTAL COMMON STOCKS —
(Cost $66,128,207)		70,761,488

SHORT TERM INVESTMENTS — 12.7%
MONEY MARKET FUNDS — 12.7%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	8,890,620	8,890,620
State Street Institutional Liquid Reserves Fund 0.20% (d)(e)	105,351	105,351

TOTAL SHORT TERM INVESTMENTS —
(Cost $8,995,971)		8,995,971

TOTAL INVESTMENTS — 112.5% (f)
(Cost $75,124,178)		79,757,459
OTHER ASSETS & LIABILITIES — (12.5)%		(8,864,220)

NET ASSETS — 100.0%		$70,893,239

(a)	Non-income producing security.
(b)	A portion of the security was on loan at June 30, 2012.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
PLC = Public Limited Company

See accompanying notes to financial statements.

176

SPDR S&P 400 Mid Cap Growth ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.8%
AEROSPACE & DEFENSE — 1.3%
Alliant Techsystems, Inc.	1,840	$93,049
BE Aerospace, Inc. (a)	6,970	304,310
Esterline Technologies Corp. (a)	1,800	112,230
Triumph Group, Inc.	5,507	309,879

		819,468

AIRLINES — 0.4%
Alaska Air Group, Inc. (a)	7,830	281,097

AUTO COMPONENTS — 0.5%
Gentex Corp. (b)	15,950	332,876

BIOTECHNOLOGY — 3.1%
Regeneron Pharmaceuticals, Inc. (a)(b)	8,555	977,152
United Therapeutics Corp. (a)(b)	5,942	293,416
Vertex Pharmaceuticals, Inc. (a)	12,335	689,773

		1,960,341

BUILDING PRODUCTS — 0.2%
Fortune Brands Home & Security, Inc. (a)	6,000	133,620

CAPITAL MARKETS — 1.3%
Affiliated Managers Group, Inc. (a)	2,817	308,321
Eaton Vance Corp. (b)	7,100	191,345
Greenhill & Co., Inc. (b)	1,313	46,808
SEI Investments Co.	5,395	107,306
Waddell & Reed Financial, Inc. (Class A)	5,663	171,476

		825,256

CHEMICALS — 2.4%
Albemarle Corp.	9,875	588,945
Intrepid Potash, Inc. (a)(b)	5,739	130,620
Minerals Technologies, Inc.	1,300	82,914
NewMarket Corp. (b)	1,148	248,657
Sensient Technologies Corp.	3,100	113,863
The Scotts Miracle-Gro Co. (Class A)	3,152	129,610
Valspar Corp.	4,200	220,458

		1,515,067

COMMERCIAL BANKS — 1.8%
Bank of Hawaii Corp. (b)	2,520	115,794
Commerce Bancshares, Inc.	3,600	136,440
Cullen/Frost Bankers, Inc. (b)	3,740	215,013
Prosperity Bancshares, Inc.	3,000	126,090
Signature Bank (a)	5,066	308,874
SVB Financial Group (a)	2,431	142,748
Westamerica Bancorporation (b)	1,943	91,690

		1,136,649

COMMERCIAL SERVICES & SUPPLIES — 1.6%
Clean Harbors, Inc. (a)	5,248	296,092
Copart, Inc. (a)	11,484	272,056
Mine Safety Appliances Co.	1,600	64,384
Rollins, Inc. (b)	4,584	102,544
Waste Connections, Inc. (b)	9,366	280,231

		1,015,307

COMMUNICATIONS EQUIPMENT — 1.2%
ADTRAN, Inc. (b)	7,002	211,390
Ciena Corp. (a)(b)	5,638	92,294
Plantronics, Inc. (b)	2,111	70,508
Polycom, Inc. (a)	11,568	121,695
Riverbed Technology, Inc. (a)	17,459	281,963

		777,850

COMPUTERS & PERIPHERALS — 0.1%
QLogic Corp. (a)	5,934	81,236

CONSTRUCTION MATERIALS — 0.3%
Martin Marietta Materials, Inc.	2,661	209,740

CONTAINERS & PACKAGING — 1.7%
AptarGroup, Inc.	7,389	377,208
Packaging Corp. of America	4,564	128,887
Rock-Tenn Co. (Class A)	7,810	426,036
Silgan Holdings, Inc.	3,409	145,530

		1,077,661

DISTRIBUTORS — 0.9%
LKQ Corp. (a)	16,276	543,618

DIVERSIFIED CONSUMER SERVICES — 0.7%
ITT Educational Services, Inc. (a)(b)	2,023	122,897
Matthews International Corp. (Class A) (b)	1,600	51,984
Sotheby’s (b)	2,904	96,877
Strayer Education, Inc. (b)	1,325	144,452

		416,210

DIVERSIFIED FINANCIAL SERVICES — 1.0%
CBOE Holdings, Inc. (b)	6,546	181,193
MSCI, Inc. (Class A) (a)	13,386	455,392

		636,585

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.4%
tw telecom, Inc. (a)(b)	10,492	269,225

ELECTRIC UTILITIES — 1.1%
Cleco Corp.	3,700	154,771
IDACORP, Inc.	3,200	134,656
OGE Energy Corp.	7,300	378,067

		667,494

ELECTRICAL EQUIPMENT — 2.5%
Acuity Brands, Inc. (b)	2,639	134,352
AMETEK, Inc.	17,760	886,402
Hubbell, Inc. (Class B)	4,810	374,891
Regal-Beloit Corp.	2,535	157,829

		1,553,474

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.1%
Mettler-Toledo International, Inc. (a)(b)	3,492	544,228
National Instruments Corp.	6,169	165,700
Trimble Navigation, Ltd. (a)	13,813	635,536

		1,345,464

ENERGY EQUIPMENT & SERVICES — 3.3%
Atwood Oceanics, Inc. (a)	4,285	162,144
CARBO Ceramics, Inc. (b)	2,163	165,967
Dresser-Rand Group, Inc. (a)	8,314	370,305
Dril-Quip, Inc. (a)(b)	3,786	248,324
Helix Energy Solutions Group, Inc. (a)	3,000	49,230
Oceaneering International, Inc.	11,937	571,305
Oil States International, Inc. (a)	5,703	377,539

See accompanying notes to financial statements.

177

SPDR S&P 400 Mid Cap Growth ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Superior Energy Services, Inc. (a)	6,290	$127,247

		2,072,061

FOOD PRODUCTS — 2.3%
Flowers Foods, Inc. (b)	6,244	145,048
Green Mountain Coffee Roasters, Inc. (a)(b)	14,384	313,284
Hillshire Brands Co.	4,800	139,152
Ingredion, Inc.	8,407	416,315
Lancaster Colony Corp.	2,148	152,959
Post Holdings, Inc. (a)	1,350	41,512
Ralcorp Holdings, Inc. (a)	2,700	180,198
Tootsie Roll Industries, Inc. (b)	1,355	32,330

		1,420,798

GAS UTILITIES — 0.8%
National Fuel Gas Co. (b)	5,312	249,558
Questar Corp.	5,800	120,988
WGL Holdings, Inc.	2,800	111,300

		481,846

HEALTH CARE EQUIPMENT & SUPPLIES — 4.6%
Gen-Probe, Inc. (a)	5,012	411,986
Hill-Rom Holdings, Inc.	3,583	110,536
Hologic, Inc. (a)	16,636	300,113
IDEXX Laboratories, Inc. (a)(b)	6,066	583,125
Masimo Corp. (a)(b)	4,525	101,270
ResMed, Inc. (a)(b)	15,692	489,590
STERIS Corp. (b)	3,235	101,482
Teleflex, Inc.	3,100	188,821
The Cooper Cos., Inc.	5,259	419,458
Thoratec Corp. (a)	6,445	216,423

		2,922,804

HEALTH CARE PROVIDERS & SERVICES — 4.5%
AMERIGROUP Corp. (a)(b)	5,381	354,662
Catalyst Health Solutions, Inc. (a)	5,546	518,218
Henry Schein, Inc. (a)	9,880	775,481
HMS Holdings Corp. (a)(b)	9,500	316,445
Lincare Holdings, Inc.	5,508	187,382
MEDNAX, Inc. (a)(b)	5,378	368,608
Universal Health Services, Inc. (Class B)	6,848	295,560

		2,816,356

HEALTH CARE TECHNOLOGY — 0.4%
Allscripts Healthcare Solutions, Inc. (a)	20,829	227,661

HOTELS, RESTAURANTS & LEISURE — 1.5%
Bally Technologies, Inc. (a)(b)	2,607	121,643
Life Time Fitness, Inc. (a)(b)	4,743	220,597
Panera Bread Co. (Class A) (a)	3,301	460,291
Scientific Games Corp. (Class A) (a)	2,100	17,955
The Cheesecake Factory, Inc. (a)(b)	4,065	129,917

		950,403

HOUSEHOLD DURABLES — 0.8%
Tempur-Pedic International, Inc. (a)	6,900	161,391
Tupperware Brands Corp.	6,184	338,636

		500,027

HOUSEHOLD PRODUCTS — 1.8%
Church & Dwight Co., Inc.	15,351	851,520
Energizer Holdings, Inc. (a)	3,992	300,398

		1,151,918

INDUSTRIAL CONGLOMERATES — 0.3%
Carlisle Cos., Inc.	3,100	164,362

INSURANCE — 1.0%
Alleghany Corp. (a)	650	220,838
Arthur J. Gallagher & Co. (b)	6,896	241,843
Brown & Brown, Inc.	5,072	138,313

		600,994

INTERNET & CATALOG RETAIL — 0.1%
HSN, Inc. (b)	2,200	88,770

INTERNET SOFTWARE & SERVICES — 2.4%
Equinix, Inc. (a)	5,283	927,959
Rackspace Hosting, Inc. (a)	11,738	515,767
ValueClick, Inc. (a)	3,243	53,153

		1,496,879

IT SERVICES — 4.9%
Alliance Data Systems Corp. (a)(b)	5,558	750,330
Broadridge Financial Solutions, Inc.	6,099	129,726
Gartner, Inc. (a)	10,296	443,243
Global Payments, Inc.	8,652	374,026
Jack Henry & Associates, Inc.	9,578	330,632
Lender Processing Services, Inc.	5,230	132,214
ManTech International Corp. (Class A) (b)	1,361	31,943
NeuStar, Inc. (Class A) (a)(b)	7,302	243,887
VeriFone Systems, Inc. (a)(b)	11,896	393,639
Wright Express Corp. (a)(b)	4,300	265,396

		3,095,036

LEISURE EQUIPMENT & PRODUCTS — 0.9%
Polaris Industries, Inc.	7,552	539,817

LIFE SCIENCES TOOLS & SERVICES — 1.4%
Bio-Rad Laboratories, Inc. (Class A) (a)	2,138	213,821
Charles River Laboratories International, Inc. (a)	2,431	79,640
Covance, Inc. (a)	6,113	292,507
Techne Corp.	4,097	303,997

		889,965

MACHINERY — 5.4%
CLARCOR, Inc. (b)	4,000	192,640
Crane Co.	4,079	148,394
Donaldson Co., Inc. (b)	16,382	546,667
Gardner Denver, Inc.	5,559	294,127
Graco, Inc.	4,250	195,840
IDEX Corp.	5,741	223,784
Lincoln Electric Holdings, Inc.	4,836	211,769
Nordson Corp.	4,510	231,318
Pentair, Inc.	4,500	172,260
SPX Corp.	3,048	199,095
Valmont Industries, Inc.	2,531	306,175
Wabtec Corp.	5,268	410,957
Woodward, Inc. (b)	6,598	260,225

		3,393,251

See accompanying notes to financial statements.

178

SPDR S&P 400 Mid Cap Growth ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

MARINE — 0.3%
Kirby Corp. (a)(b)	4,599	$216,521

MEDIA — 0.8%
AMC Networks, Inc. (Class A) (a)	2,403	85,427
Cinemark Holdings, Inc.	7,000	159,950
John Wiley & Sons, Inc. (Class A)	3,671	179,842
Lamar Advertising Co. (Class A) (a)	2,883	82,454

		507,673

METALS & MINING — 1.5%
Carpenter Technology Corp.	3,063	146,534
Compass Minerals International, Inc. (b)	3,619	276,057
Royal Gold, Inc. (b)	6,600	517,440

		940,031

MULTI-UTILITIES — 0.6%
Alliant Energy Corp.	5,700	259,749
Black Hills Corp.	2,891	93,003

		352,752

OFFICE ELECTRONICS — 0.3%
Zebra Technologies Corp. (Class A) (a)	5,667	194,718

OIL, GAS & CONSUMABLE FUELS — 2.4%
Bill Barrett Corp. (a)(b)	5,285	113,205
Cimarex Energy Co.	9,491	523,144
Energen Corp.	5,600	252,728
Northern Oil and Gas, Inc. (a)(b)	6,877	109,619
Plains Exploration & Production Co. (a)	4,900	172,382
SM Energy Co.	7,109	349,123

		1,520,201

PAPER & FOREST PRODUCTS — 0.3%
Domtar Corp.	2,092	160,477

PHARMACEUTICALS — 1.0%
Endo Pharmaceuticals Holdings, Inc. (a)	12,962	401,563
Medicis Pharmaceutical Corp. (Class A)	6,542	223,409

		624,972

PROFESSIONAL SERVICES — 0.7%
FTI Consulting, Inc. (a)(b)	4,597	132,164
The Corporate Executive Board Co.	2,087	85,317
Towers Watson & Co. (Class A)	4,167	249,603

		467,084

REAL ESTATE INVESTMENT TRUSTS — 10.2%
Alexandria Real Estate Equities, Inc.	3,782	275,027
American Campus Communities, Inc.	5,298	238,304
BRE Properties, Inc.	5,183	259,254
Camden Property Trust	6,053	409,607
Essex Property Trust, Inc. (b)	3,887	598,287
Federal Realty Investment Trust	7,024	731,128
Highwoods Properties, Inc. (b)	3,490	117,439
Home Properties, Inc.	5,398	331,221
Liberty Property Trust (b)	5,145	189,542
National Retail Properties, Inc.	5,700	161,253
OMEGA Healthcare Investors, Inc.	5,173	116,393
Potlatch Corp.	1,728	55,192
Rayonier, Inc.	9,243	415,011
Realty Income Corp. (b)	8,924	372,755
Regency Centers Corp.	4,620	219,773
Senior Housing Properties Trust	8,027	179,163
SL Green Realty Corp. (b)	5,188	416,285
Taubman Centers, Inc.	6,496	501,231
The Macerich Co.	7,294	430,711
UDR, Inc.	14,366	371,217

		6,388,793

ROAD & RAIL — 2.1%
J.B. Hunt Transport Services, Inc.	9,922	591,351
Kansas City Southern	7,928	551,472
Landstar System, Inc.	3,750	193,950

		1,336,773

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.9%
Atmel Corp. (a)	21,090	141,303
Cree, Inc. (a)(b)	9,343	239,835
Cypress Semiconductor Corp. (a)(b)	5,575	73,702
Semtech Corp. (a)(b)	7,153	173,961
Silicon Laboratories, Inc. (a)	4,687	177,637
Skyworks Solutions, Inc. (a)	13,998	383,125

		1,189,563

SOFTWARE — 7.1%
ACI Worldwide, Inc. (a)	4,372	193,286
Advent Software, Inc. (a)(b)	3,464	93,909
Ansys, Inc. (a)	10,284	649,023
Cadence Design Systems, Inc. (a)	10,109	111,098
Concur Technologies, Inc. (a)(b)	5,231	356,231
Factset Research Systems, Inc. (b)	4,969	461,819
Fair Isaac Corp.	2,230	94,284
Informatica Corp. (a)	11,968	506,965
MICROS Systems, Inc. (a)	8,812	451,175
Parametric Technology Corp. (a)	6,218	130,329
Quest Software, Inc. (a)	3,499	97,447
Rovi Corp. (a)	12,229	239,933
Solera Holdings, Inc.	7,666	320,362
Synopsys, Inc. (a)	8,288	243,916
TIBCO Software, Inc. (a)	18,155	543,198

		4,492,975

SPECIALTY RETAIL — 5.3%
Aaron’s, Inc.	4,700	133,057
Advance Auto Parts, Inc.	8,068	550,399
Aeropostale, Inc. (a)	5,442	97,031
Ascena Retail Group, Inc. (a)	9,458	176,108
Dick’s Sporting Goods, Inc. (b)	7,368	353,664
Guess?, Inc. (b)	4,780	145,169
PetSmart, Inc.	11,981	816,864
Signet Jewelers, Ltd.	5,014	220,666
Tractor Supply Co. (b)	7,949	660,244
Williams-Sonoma, Inc. (b)	5,730	200,378

		3,353,580

TEXTILES, APPAREL & LUXURY GOODS — 2.7%
Carter’s, Inc. (a)	5,700	299,820
Deckers Outdoor Corp. (a)(b)	4,250	187,043
PVH Corp.	7,760	603,650
The Warnaco Group, Inc. (a)	4,570	194,591
Under Armour, Inc. (Class A) (a)(b)	4,109	388,218

		1,673,322

See accompanying notes to financial statements.

179

SPDR S&P 400 Mid Cap Growth ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

TRADING COMPANIES & DISTRIBUTORS — 1.3%
GATX Corp.	2,500	$96,250
MSC Industrial Direct Co., Inc. (Class A)	5,051	331,093
United Rentals, Inc. (a)	3,669	124,893
Watsco, Inc. (b)	3,290	242,802

		795,038

WATER UTILITIES — 0.3%
Aqua America, Inc. (b)	8,243	205,746

TOTAL COMMON STOCKS —
(Cost $59,809,861)		62,831,405

SHORT TERM INVESTMENTS — 13.6%
MONEY MARKET FUNDS — 13.6%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	8,483,285	8,483,285
State Street Institutional Liquid Reserves Fund 0.20% (d)(e)	45,712	45,712

TOTAL SHORT TERM INVESTMENTS —
(Cost $8,528,997)		8,528,997

TOTAL INVESTMENTS — 113.4% (f)
(Cost $68,338,858)		71,360,402
OTHER ASSETS & LIABILITIES — (13.4)%		(8,413,307)

NET ASSETS — 100.0%		$62,947,095

(a)	Non-income producing security.
(b)	A portion of the security was on loan at June 30, 2012.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

180

SPDR S&P 400 Mid Cap Value ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.8%
AEROSPACE & DEFENSE — 1.3%
Alliant Techsystems, Inc.	669	$33,831
BE Aerospace, Inc. (a)(b)	1,642	71,690
Esterline Technologies Corp. (b)	586	36,537
Exelis, Inc.	7,604	74,976
Huntington Ingalls Industries, Inc. (b)	1,996	80,319

		297,353

AIR FREIGHT & LOGISTICS — 0.3%
UTI Worldwide, Inc. (a)	4,167	60,880

AIRLINES — 0.2%
JetBlue Airways Corp. (a)(b)	9,309	49,338

AUTOMOBILES — 0.2%
Thor Industries, Inc. (a)	1,723	47,227

BIOTECHNOLOGY — 1.0%
Vertex Pharmaceuticals, Inc. (b)	4,026	225,134

BUILDING PRODUCTS — 0.9%
Fortune Brands Home & Security, Inc. (b)	4,256	94,781
Lennox International, Inc. (a)	2,080	96,991

		191,772

CAPITAL MARKETS — 3.0%
Affiliated Managers Group, Inc. (a)(b)	1,045	114,375
Apollo Investment Corp. (a)	8,097	62,185
Eaton Vance Corp. (a)	2,060	55,517
Greenhill & Co., Inc. (a)	680	24,242
Janus Capital Group, Inc. (a)	7,666	59,948
Jefferies Group, Inc. (a)	6,143	79,798
Raymond James Financial, Inc.	4,531	155,141
SEI Investments Co.	3,856	76,696
Waddell & Reed Financial, Inc. (Class A) (a)	1,388	42,029

		669,931

CHEMICALS — 3.7%
Ashland, Inc.	3,185	220,752
Cabot Corp.	2,578	104,925
Cytec Industries, Inc.	1,866	109,422
Minerals Technologies, Inc. (a)	237	15,116
Olin Corp. (a)	3,275	68,415
RPM International, Inc. (a)	5,338	145,194
Sensient Technologies Corp. (a)	880	32,322
The Scotts Miracle-Gro Co. (Class A) (a)	577	23,726
Valspar Corp.	2,120	111,279

		831,151

COMMERCIAL BANKS — 6.6%
Associated Banc-Corp.	7,104	93,702
BancorpSouth, Inc. (a)	3,346	48,584
Bank of Hawaii Corp. (a)	941	43,239
Cathay General Bancorp (a)	3,191	52,683
City National Corp. (a)	1,899	92,253
Commerce Bancshares, Inc. (a)	1,868	70,797
Cullen/Frost Bankers, Inc. (a)	1,103	63,412
East West Bancorp, Inc.	5,878	137,898
First Niagara Financial Group, Inc.	14,314	109,502
FirstMerit Corp.	4,466	73,778
Fulton Financial Corp. (a)	8,195	81,868
Hancock Holding Co. (a)	3,446	104,896
International Bancshares Corp. (a)	2,190	42,749
Prosperity Bancshares, Inc. (a)	824	34,633
SVB Financial Group (b)	910	53,435
Synovus Financial Corp. (a)	31,925	63,212
TCF Financial Corp. (a)	6,491	74,517
Trustmark Corp. (a)	2,604	63,746
Valley National Bancorp (a)	8,006	84,864
Webster Financial Corp. (a)	2,976	64,460
Westamerica Bancorporation (a)	433	20,433

		1,474,661

COMMERCIAL SERVICES & SUPPLIES — 1.8%
Corrections Corp. of America	4,064	119,685
Deluxe Corp. (a)	2,076	51,775
Herman Miller, Inc. (a)	2,370	43,892
HNI Corp. (a)	1,837	47,303
Mine Safety Appliances Co. (a)	645	25,955
Rollins, Inc.	928	20,759
The Brink’s Co.	1,916	44,413
Waste Connections, Inc. (a)	1,551	46,406

		400,188

COMMUNICATIONS EQUIPMENT — 0.6%
Ciena Corp. (a)(b)	1,901	31,120
Plantronics, Inc. (a)	955	31,897
Polycom, Inc. (b)	2,902	30,529
Tellabs, Inc. (a)	14,952	49,790

		143,336

COMPUTERS & PERIPHERALS — 1.2%
Diebold, Inc.	2,561	94,527
NCR Corp. (b)	6,465	146,949
QLogic Corp. (a)(b)	1,834	25,107

		266,583

CONSTRUCTION & ENGINEERING — 2.0%
Aecom Technology Corp. (b)	4,583	75,391
Granite Construction, Inc. (a)	1,408	36,763
KBR, Inc.	6,048	149,446
The Shaw Group, Inc. (b)	2,643	72,180
URS Corp.	3,066	106,942

		440,722

CONSTRUCTION MATERIALS — 0.3%
Martin Marietta Materials, Inc. (a)	893	70,386

CONTAINERS & PACKAGING — 1.2%
Greif, Inc. (Class A)	1,256	51,496
Packaging Corp. of America	2,244	63,371
Silgan Holdings, Inc.	763	32,572
Sonoco Products Co.	4,106	123,796

		271,235

DIVERSIFIED CONSUMER SERVICES — 1.0%
Matthews International Corp. (Class A)	569	18,487
Regis Corp.	2,320	41,667
Service Corp. International (a)	8,859	109,586
Sotheby’s (a)	1,678	55,978

		225,718

See accompanying notes to financial statements.

181

SPDR S&P 400 Mid Cap Value ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

DIVERSIFIED FINANCIAL SERVICES — 0.1%
CBOE Holdings, Inc.	1,158	$32,053

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.3%
tw telecom, Inc. (a)(b)	2,270	58,248

ELECTRIC UTILITIES — 3.5%
Cleco Corp.	1,108	46,348
Great Plains Energy, Inc. (a)	6,210	132,956
Hawaiian Electric Industries, Inc. (a)	3,923	111,884
IDACORP, Inc.	858	36,105
NV Energy, Inc.	9,579	168,399
OGE Energy Corp.	1,316	68,155
PNM Resources, Inc. (a)	3,233	63,173
Westar Energy, Inc. (a)	5,121	153,374

		780,394

ELECTRICAL EQUIPMENT — 0.8%
Acuity Brands, Inc. (a)	754	38,386
General Cable Corp. (a)(b)	2,032	52,710
Hubbell, Inc. (Class B)	634	49,414
Regal-Beloit Corp. (a)	738	45,948

		186,458

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.1%
Arrow Electronics, Inc. (a)(b)	4,536	148,826
Avnet, Inc. (b)	5,887	181,673
Ingram Micro, Inc. (Class A) (b)	6,152	107,476
Itron, Inc. (a)(b)	1,616	66,644
National Instruments Corp. (a)	1,478	39,699
Tech Data Corp. (a)(b)	1,625	78,276
Vishay Intertechnology, Inc. (a)(b)	5,819	54,873

		677,467

ENERGY EQUIPMENT & SERVICES — 1.9%
Atwood Oceanics, Inc. (a)(b)	720	27,245
Helix Energy Solutions Group, Inc. (a)(b)	3,200	52,512
Patterson-UTI Energy, Inc. (a)	6,322	92,048
Superior Energy Services, Inc. (b)	4,055	82,033
Tidewater, Inc.	2,096	97,170
Unit Corp. (a)(b)	1,681	62,012

		413,020

FOOD & STAPLES RETAILING — 0.6%
Harris Teeter Supermarkets, Inc. (a)	1,999	81,939
SUPERVALU, Inc. (a)	8,622	44,662

		126,601

FOOD PRODUCTS — 1.8%
Flowers Foods, Inc. (a)	2,243	52,105
Hillshire Brands Co.	3,000	86,970
Post Holdings, Inc. (a)(b)	615	18,911
Ralcorp Holdings, Inc. (b)	1,231	82,157
Smithfield Foods, Inc. (a)(b)	6,537	141,395
Tootsie Roll Industries, Inc. (a)	529	12,622

		394,160

GAS UTILITIES — 2.1%
Atmos Energy Corp.	3,654	128,146
National Fuel Gas Co. (a)	1,425	66,946
Questar Corp. (a)	5,093	106,240
UGI Corp. (a)	4,560	134,201
WGL Holdings, Inc. (a)	1,043	41,459

		476,992

HEALTH CARE EQUIPMENT & SUPPLIES — 0.9%
Hill-Rom Holdings, Inc.	1,190	36,711
Hologic, Inc. (a)(b)	4,598	82,948
Masimo Corp. (a)(b)	671	15,017
STERIS Corp. (a)	1,167	36,609
Teleflex, Inc. (a)	523	31,856

		203,141

HEALTH CARE PROVIDERS & SERVICES — 3.8%
Community Health Systems, Inc. (b)	3,711	104,019
Health Management Associates, Inc. (Class A) (b)	10,388	81,546
Health Net, Inc. (b)	3,381	82,057
LifePoint Hospitals, Inc. (a)(b)	1,977	81,017
Lincare Holdings, Inc. (a)	1,495	50,860
Omnicare, Inc. (a)	4,585	143,190
Owens & Minor, Inc. (a)	2,579	78,995
Universal Health Services, Inc. (Class B) (a)	1,422	61,374
VCA Antech, Inc. (a)(b)	3,574	78,556
WellCare Health Plans, Inc. (b)	1,750	92,750

		854,364

HOTELS, RESTAURANTS & LEISURE — 1.6%
Bally Technologies, Inc. (a)(b)	782	36,488
Bob Evans Farms, Inc. (a)	1,195	48,039
Brinker International, Inc. (a)	3,060	97,522
International Speedway Corp. (Class A) (a)	1,122	29,374
Scientific Games Corp. (Class A) (b)	1,554	13,287
The Cheesecake Factory, Inc. (a)(b)	720	23,011
The Wendy’s Co. (a)	12,051	56,881
WMS Industries, Inc. (a)(b)	2,232	44,528

		349,130

HOUSEHOLD DURABLES — 2.7%
KB HOME (a)	2,958	28,988
M.D.C. Holdings, Inc. (a)	1,550	50,639
Mohawk Industries, Inc. (a)(b)	2,324	162,285
NVR, Inc. (a)(b)	207	175,950
Toll Brothers, Inc. (a)(b)	5,955	177,042

		594,904

HOUSEHOLD PRODUCTS — 0.4%
Energizer Holdings, Inc. (a)(b)	1,168	87,892

INDUSTRIAL CONGLOMERATES — 0.3%
Carlisle Cos., Inc. (a)	1,376	72,956

INSURANCE — 8.4%
Alleghany Corp. (b)	344	116,874
American Financial Group, Inc.	3,067	120,319
Arthur J. Gallagher & Co. (a)	2,226	78,066
Aspen Insurance Holdings, Ltd. (a)	2,889	83,492
Brown & Brown, Inc.	2,852	77,774
Everest Re Group, Ltd. (a)	2,141	221,572
Fidelity National Financial, Inc. (Class A) (a)	9,070	174,688
First American Financial Corp. (a)	4,314	73,166

See accompanying notes to financial statements.

182

SPDR S&P 400 Mid Cap Value ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

HCC Insurance Holdings, Inc. (a)	4,107	$128,960
Kemper Corp. (a)	2,037	62,638
Mercury General Corp. (a)	1,473	61,380
Old Republic International Corp. (a)	10,608	87,940
Protective Life Corp. (a)	3,288	96,700
Reinsurance Group of America, Inc.	2,992	159,204
StanCorp Financial Group, Inc. (a)	1,811	67,297
The Hanover Insurance Group, Inc.	1,841	72,038
W.R. Berkley Corp. (a)	4,548	177,008

		1,859,116

INTERNET & CATALOG RETAIL — 0.1%
HSN, Inc.	798	32,199

INTERNET SOFTWARE & SERVICES — 0.8%
AOL, Inc. (b)	3,795	106,564
Monster Worldwide, Inc. (a)(b)	4,921	41,828
ValueClick, Inc. (a)(b)	2,077	34,042

		182,434

IT SERVICES — 1.7%
Acxiom Corp. (a)(b)	3,117	47,098
Broadridge Financial Solutions, Inc. (a)	2,815	59,875
Convergys Corp. (a)	4,738	69,980
CoreLogic, Inc. (b)	4,355	79,740
DST Systems, Inc.	1,374	74,622
Lender Processing Services, Inc. (a)	1,478	37,364
ManTech International Corp. (Class A) (a)	440	10,327

		379,006

LIFE SCIENCES TOOLS & SERVICES — 0.2%
Charles River Laboratories International, Inc. (b)	1,082	35,446

MACHINERY — 5.5%
AGCO Corp. (a)(b)	3,946	180,451
CLARCOR, Inc. (a)	576	27,740
Crane Co.	512	18,627
Graco, Inc. (a)	878	40,458
Harsco Corp. (a)	3,290	67,050
IDEX Corp.	1,286	50,128
ITT Corp. (a)	3,781	66,546
Kennametal, Inc. (a)	3,255	107,903
Lincoln Electric Holdings, Inc. (a)	1,631	71,421
Nordson Corp. (a)	655	33,595
Oshkosh Corp. (a)(b)	3,710	77,724
Pentair, Inc. (a)	2,379	91,068
SPX Corp.	946	61,793
Terex Corp. (a)(b)	4,477	79,825
Timken Co.	3,407	156,007
Trinity Industries, Inc. (a)	3,280	81,934

		1,212,270

MARINE — 0.5%
Alexander & Baldwin Holdings, Inc.	1,699	90,472
Kirby Corp. (b)	585	27,542

		118,014

MEDIA — 1.6%
AMC Networks, Inc. (Class A) (b)	1,440	51,192
Cinemark Holdings, Inc.	1,514	34,595
DreamWorks Animation SKG, Inc. (Class A) (a)(b)	2,921	55,674
John Wiley & Sons, Inc. (Class A)	545	26,700
Lamar Advertising Co. (Class A) (a)(b)	1,276	36,494
Meredith Corp. (a)	1,528	48,804
Scholastic Corp. (a)	1,030	29,005
The New York Times Co. (Class A) (a)(b)	4,928	38,438
Valassis Communications, Inc. (a)(b)	1,762	38,323

		359,225

METALS & MINING — 1.8%
Carpenter Technology Corp.	647	30,952
Commercial Metals Co. (a)	4,750	60,040
Reliance Steel & Aluminum Co. (a)	3,063	154,682
Steel Dynamics, Inc. (a)	8,892	104,481
Worthington Industries, Inc. (a)	2,142	43,847

		394,002

MULTI-UTILITIES — 1.8%
Alliant Energy Corp.	2,387	108,775
Black Hills Corp.	712	22,905
MDU Resources Group, Inc. (a)	7,664	165,619
Vectren Corp. (a)	3,336	98,479

		395,778

MULTILINE RETAIL — 0.3%
Saks, Inc. (a)(b)	6,368	67,819

OIL, GAS & CONSUMABLE FUELS — 3.1%
Arch Coal, Inc. (a)	8,726	60,122
Energen Corp.	875	39,489
Forest Oil Corp. (a)(b)	4,811	35,265
Hollyfrontier Corp.	8,394	297,399
Plains Exploration & Production Co. (b)	3,411	119,999
Quicksilver Resources, Inc. (a)(b)	4,886	26,482
World Fuel Services Corp. (a)	2,920	111,048

		689,804

PAPER & FOREST PRODUCTS — 0.5%
Domtar Corp.	704	54,004
Louisiana-Pacific Corp. (a)(b)	5,593	60,852

		114,856

PROFESSIONAL SERVICES — 0.9%
Korn/Ferry International (b)	1,987	28,514
Manpower, Inc. (a)	3,256	119,332
The Corporate Executive Board Co.	602	24,610
Towers Watson & Co. (Class A) (a)	507	30,369

		202,825

REAL ESTATE INVESTMENT TRUSTS — 9.4%
Alexandria Real Estate Equities, Inc. (a)	1,132	82,319
American Campus Communities, Inc. (a)	1,086	48,848
BioMed Realty Trust, Inc. (a)	6,257	116,881
BRE Properties, Inc. (a)	1,205	60,274
Camden Property Trust (a)	1,030	69,700
Corporate Office Properties Trust (a)	2,924	68,743
Duke Realty Corp. (a)	10,815	158,332
Equity One, Inc. (a)	2,444	51,813
Highwoods Properties, Inc. (a)	1,683	56,633
Hospitality Properties Trust (a)	5,015	124,222

See accompanying notes to financial statements.

183

SPDR S&P 400 Mid Cap Value ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Liberty Property Trust (a)	2,857	$105,252
Mack-Cali Realty Corp.	3,564	103,605
National Retail Properties, Inc.	2,236	63,256
OMEGA Healthcare Investors, Inc. (a)	2,370	53,325
Potlatch Corp. (a)	974	31,110
Rayonier, Inc. (a)	1,539	69,101
Realty Income Corp. (a)	2,113	88,260
Regency Centers Corp.	1,950	92,761
Senior Housing Properties Trust (a)	3,649	81,446
SL Green Realty Corp. (a)	1,753	140,661
The Macerich Co. (a)	2,698	159,317
UDR, Inc. (a)	4,879	126,073
Weingarten Realty Investors (a)	4,937	130,041

		2,081,973

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.6%
Jones Lang LaSalle, Inc.	1,782	125,399

ROAD & RAIL — 1.2%
Con-way, Inc. (a)	2,278	82,258
Kansas City Southern	1,570	109,209
Landstar System, Inc.	512	26,481
Werner Enterprises, Inc. (a)	1,821	43,504

		261,452

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.3%
Atmel Corp. (b)	10,267	68,789
Cree, Inc. (a)(b)	1,280	32,858
Cypress Semiconductor Corp. (a)(b)	4,142	54,757
Fairchild Semiconductor International, Inc. (b)	5,123	72,234
Integrated Device Technology, Inc. (b)	5,789	32,534
International Rectifier Corp. (a)(b)	2,794	55,852
Intersil Corp. (Class A) (a)	5,212	55,508
MEMC Electronic Materials, Inc. (a)(b)	9,532	20,684
RF Micro Devices, Inc. (a)(b)	11,264	47,872
Skyworks Solutions, Inc. (b)	2,562	70,122

		511,210

SOFTWARE — 1.9%
Cadence Design Systems, Inc. (a)(b)	7,399	81,315
Compuware Corp. (b)	8,840	82,124
Fair Isaac Corp. (a)	557	23,550
Mentor Graphics Corp. (b)	3,804	57,060
Parametric Technology Corp. (b)	2,553	53,511
Quest Software, Inc. (a)(b)	1,024	28,518
Synopsys, Inc. (a)(b)	2,898	85,288

		411,366

SPECIALTY RETAIL — 4.6%
Aaron’s, Inc.	1,322	37,426
Aeropostale, Inc. (b)	1,256	22,395
American Eagle Outfitters, Inc. (a)	7,927	156,400
ANN, Inc. (b)	1,979	50,445
Ascena Retail Group, Inc. (b)	1,962	36,532
Barnes & Noble, Inc. (a)(b)	1,677	27,603
Chico’s FAS, Inc.	6,806	101,001
Collective Brands, Inc. (b)	2,459	52,672
Dick’s Sporting Goods, Inc. (a)	1,112	53,376
Foot Locker, Inc.	6,152	188,128
Guess?, Inc. (a)	868	26,361
Office Depot, Inc. (a)(b)	11,544	24,935
RadioShack Corp. (a)	4,080	15,667
Rent-A-Center, Inc. (a)	2,411	81,347
Signet Jewelers, Ltd.	1,630	71,736
Williams-Sonoma, Inc. (a)	1,914	66,933

		1,012,957

TEXTILES, APPAREL & LUXURY GOODS — 0.5%
Hanesbrands, Inc. (a)(b)	3,970	110,088

THRIFTS & MORTGAGE FINANCE — 1.5%
Astoria Financial Corp. (a)	3,452	33,829
New York Community Bancorp, Inc. (a)	17,881	224,049
Washington Federal, Inc.	4,338	73,269

		331,147

TOBACCO — 0.2%
Universal Corp. (a)	951	44,060

TRADING COMPANIES & DISTRIBUTORS — 0.5%
GATX Corp. (a)	990	38,115
United Rentals, Inc. (b)	2,054	69,918

		108,033

WATER UTILITIES — 0.3%
Aqua America, Inc. (a)	2,603	64,971

WIRELESS TELECOMMUNICATION SERVICES — 0.4%
Telephone & Data Systems, Inc.	3,925	83,564

TOTAL COMMON STOCKS —
(Cost $21,587,150)		22,162,409

SHORT TERM INVESTMENTS — 27.5%
MONEY MARKET FUNDS — 27.5%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	6,057,766	6,057,766
State Street Institutional Liquid Reserves Fund 0.20% (d)(e)	50,273	50,273

TOTAL SHORT TERM INVESTMENTS —
(Cost $6,108,039)		6,108,039

TOTAL INVESTMENTS — 127.3% (f)
(Cost $27,695,189)		28,270,448
OTHER ASSETS & LIABILITIES — (27.3)%		(6,055,922)

NET ASSETS — 100.0%		$22,214,526

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

184

SPDR S&P 600 Small Cap ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.7%
AEROSPACE & DEFENSE — 2.1%
AAR Corp.	15,293	$206,150
Aerovironment, Inc. (a)(b)	6,917	181,986
American Science & Engineering, Inc. (a)	3,382	190,914
Ceradyne, Inc. (a)	9,108	233,620
Cubic Corp.	5,969	286,990
Curtiss-Wright Corp. (a)	17,776	551,945
GenCorp, Inc. (a)(b)	22,279	145,036
Moog, Inc. (Class A) (b)	17,143	708,863
National Presto Industries, Inc. (a)	1,812	126,423
Orbital Sciences Corp. (b)	22,370	289,020
Teledyne Technologies, Inc. (b)	13,835	852,928

		3,773,875

AIR FREIGHT & LOGISTICS — 0.5%
Forward Air Corp. (a)	10,848	350,065
HUB Group, Inc. (Class A) (b)	14,314	518,167

		868,232

AIRLINES — 0.3%
Allegiant Travel Co. (a)(b)	5,680	395,783
SkyWest, Inc. (a)	19,221	125,513

		521,296

AUTO COMPONENTS — 0.3%
Drew Industries, Inc. (b)	7,141	198,877
Spartan Motors, Inc.	12,502	65,510
Standard Motor Products, Inc.	7,349	103,474
Superior Industries International, Inc. (a)	8,956	146,610

		514,471

AUTOMOBILES — 0.1%
Winnebago Industries, Inc. (a)(b)	10,972	111,805

BEVERAGES — 0.2%
Boston Beer Co., Inc. (Class A) (a)(b)	3,191	386,111

BIOTECHNOLOGY — 0.9%
ArQule, Inc. (b)	23,078	136,853
Cubist Pharmaceuticals, Inc. (a)(b)	23,963	908,437
Emergent Biosolutions, Inc. (b)	9,398	142,380
Momenta Pharmaceuticals, Inc. (a)(b)	16,941	229,042
Savient Pharmaceuticals, Inc. (a)(b)	26,513	14,320
Spectrum Pharmaceuticals, Inc. (a)(b)	19,115	297,429

		1,728,461

BUILDING PRODUCTS — 1.3%
A.O. Smith Corp.	14,653	716,385
AAON, Inc. (a)	7,098	133,797
Apogee Enterprises, Inc. (a)	10,617	170,615
Gibraltar Industries, Inc. (b)	11,454	118,893
Griffon Corp. (a)	17,409	149,369
NCI Building Systems, Inc. (b)	7,612	82,438
Quanex Building Products Corp. (a)	13,897	248,479
Simpson Manufacturing Co., Inc. (a)	15,353	453,067
Universal Forest Products, Inc. (a)	7,401	288,491

		2,361,534

CAPITAL MARKETS — 1.2%
Calamos Asset Management, Inc. (Class A)	7,701	88,176
Financial Engines, Inc. (a)(b)	15,059	323,016
Investment Technology Group, Inc. (b)	14,906	137,135
Piper Jaffray Co., Inc. (a)(b)	5,929	138,917
Prospect Capital Corp. (a)	44,990	512,436
Stifel Financial Corp. (a)(b)	20,230	625,107
SWS Group, Inc. (b)	11,051	58,902
Virtus Investment Partners, Inc. (a)(b)	2,935	237,735

		2,121,424

CHEMICALS — 2.5%
A. Schulman, Inc.	11,157	221,466
American Vanguard Corp. (a)	8,790	233,726
Balchem Corp.	11,063	360,764
Calgon Carbon Corp. (a)(b)	21,476	305,389
H.B. Fuller Co.	18,689	573,752
Hawkins, Inc.	3,353	128,018
Innophos Holdings, Inc.	8,189	462,351
Koppers Holdings, Inc.	7,793	264,962
Kraton Performance Polymers, Inc. (b)	12,309	269,690
LSB Industries, Inc. (b)	7,076	218,719
OM Group, Inc. (a)(b)	12,203	231,857
PolyOne Corp. (a)	33,884	463,533
Quaker Chemical Corp. (a)	4,892	226,059
Stepan Co. (a)	3,136	295,349
Tredegar Corp. (a)	8,869	129,133
Zep, Inc.	8,309	114,083

		4,498,851

COMMERCIAL BANKS — 6.2%
Bank of the Ozarks, Inc. (a)	10,921	328,504
BBCN Bancorp, Inc. (b)	29,568	321,996
Boston Private Financial Holdings, Inc.	29,579	264,140
City Holding Co. (a)	5,646	190,214
Columbia Banking System, Inc. (a)	14,935	281,077
Community Bank System, Inc. (a)	14,845	402,596
CVB Financial Corp. (a)	33,457	389,774
F.N.B. Corp. (a)	52,806	574,001
First BanCorp- Puerto Rico (b)	7,676	30,397
First Commonwealth Financial Corp. (a)	39,473	265,653
First Financial Bancorp (a)	22,036	352,135
First Financial Bankshares, Inc. (a)	11,954	413,130
First Midwest Bancorp, Inc.	28,344	311,217
Glacier Bancorp, Inc. (a)	27,270	422,412
Hanmi Financial Corp. (a)(b)	11,840	124,083
Home Bancshares, Inc.	8,480	259,318
Independent Bank Corp.-Massachusetts (a)	8,123	237,273
National Penn Bancshares, Inc. (a)	46,753	447,426
NBT Bancorp, Inc. (a)	12,542	270,782
Old National Bancorp (a)	35,906	431,231
PacWest Bancorp (a)	12,642	299,236
Pinnacle Financial Partners, Inc. (a)(b)	13,109	255,757
PrivateBancorp, Inc. (a)	22,742	335,672
S&T Bancorp, Inc.	10,637	196,465
Simmons First National Corp. (a)	6,462	150,242

See accompanying notes to financial statements.

185

SPDR S&P 600 Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Sterling Bancorp (a)	11,730	$117,065
Susquehanna Bancshares, Inc.	70,816	729,405
Texas Capital Bancshares, Inc. (a)(b)	14,335	578,991
Tompkins Financial Corp. (a)	3,394	127,886
UMB Financial Corp. (a)	12,203	625,160
Umpqua Holdings Corp. (a)	42,380	557,721
United Bankshares, Inc. (a)	17,126	443,221
United Community Banks, Inc. (a)(b)	7,289	62,467
Wilshire Bancorp, Inc. (a)(b)	22,496	123,278
Wintrust Financial Corp. (a)	13,732	487,486

		11,407,411

COMMERCIAL SERVICES & SUPPLIES — 2.6%
ABM Industries, Inc. (a)	18,333	358,593
Consolidated Graphics, Inc. (b)	3,338	96,969
Encore Capital Group, Inc. (b)	8,315	246,290
G & K Services, Inc. (Class A)	7,187	224,163
Healthcare Services Group, Inc. (a)	25,310	490,508
Interface, Inc. (a)	22,013	300,037
Mobile Mini, Inc. (a)(b)	13,802	198,749
Portfolio Recovery Associates, Inc. (a)(b)	6,482	591,547
Sykes Enterprises, Inc. (b)	14,901	237,820
Tetra Tech, Inc. (a)(b)	23,944	624,460
The Geo Group, Inc. (a)(b)	23,213	527,399
UniFirst Corp.	5,775	368,156
United Stationers, Inc. (a)	15,303	412,416
Viad Corp. (a)	7,638	152,760

		4,829,867

COMMUNICATIONS EQUIPMENT — 1.5%
Arris Group, Inc. (b)	42,607	592,663
Bel Fuse, Inc. (Class B)	3,849	67,781
Black Box Corp.	6,645	190,711
Comtech Telecommunications Corp. (a)	6,761	193,229
Digi International, Inc. (a)(b)	9,632	98,632
Harmonic, Inc. (b)	44,470	189,442
Netgear, Inc. (a)(b)	14,370	495,909
Oplink Communications, Inc. (a)(b)	7,207	97,511
PC-Tel, Inc.	6,759	43,731
Symmetricom, Inc. (b)	15,958	95,588
ViaSat, Inc. (a)(b)	16,236	613,234

		2,678,431

COMPUTERS & PERIPHERALS — 0.9%
3D Systems Corp. (a)(b)	13,466	459,729
Avid Technology, Inc. (a)(b)	11,068	82,235
Intermec, Inc. (b)	19,527	121,068
Intevac, Inc. (a)(b)	8,868	66,687
Novatel Wireless, Inc. (b)	11,812	29,412
Stratasys, Inc. (a)(b)	8,096	401,157
Super Micro Computer, Inc. (a)(b)	10,408	165,071
Synaptics, Inc. (a)(b)	12,541	359,049

		1,684,408

CONSTRUCTION & ENGINEERING — 0.8%
Aegion Corp. (a)(b)	15,024	268,779
Comfort Systems USA, Inc. (a)	14,210	142,384
Dycom Industries, Inc. (b)	12,697	236,291
EMCOR Group, Inc.	25,182	700,563
Orion Marine Group, Inc. (a)(b)	10,214	71,090

		1,419,107

CONSTRUCTION MATERIALS — 0.6%
Eagle Materials, Inc.	17,099	638,477
Headwaters, Inc. (a)(b)	23,003	118,465
Texas Industries, Inc. (a)	10,566	412,180

		1,169,122

CONSUMER FINANCE — 0.9%
Cash America International, Inc. (a)	11,146	490,870
Ezcorp, Inc. (b)	16,674	391,172
First Cash Financial Services, Inc. (a)(b)	10,739	431,385
World Acceptance Corp. (a)(b)	5,265	346,437

		1,659,864

CONTAINERS & PACKAGING — 0.1%
Myers Industries, Inc.	12,615	216,473

DISTRIBUTORS — 0.4%
Pool Corp. (a)	17,913	724,760
VOXX International Corp. (a)(b)	7,079	65,976

		790,736

DIVERSIFIED CONSUMER SERVICES — 1.1%
American Public Education, Inc. (a)(b)	6,753	216,096
Capella Education Co. (b)	5,109	177,589
Career Education Corp. (a)(b)	20,146	134,777
Coinstar, Inc. (a)(b)	11,786	809,227
Corinthian Colleges, Inc. (b)	32,163	92,951
Hillenbrand, Inc. (a)	23,610	433,952
Lincoln Educational Services Corp. (a)	8,441	54,866
Universal Technical Institute, Inc.	8,141	109,985

		2,029,443

DIVERSIFIED FINANCIAL SERVICES — 0.1%
Interactive Brokers Group, Inc. (Class A)	14,628	215,324

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.4%
Atlantic Tele-Network, Inc. (a)	3,544	119,539
Cbeyond, Inc. (b)	11,444	77,476
Cincinnati Bell, Inc. (a)(b)	74,347	276,571
General Communication, Inc. (Class A) (b)	12,387	102,936
Lumos Networks Corp.	5,551	52,457
Neutral Tandem, Inc. (b)	11,877	156,539

		785,518

ELECTRIC UTILITIES — 1.2%
ALLETE, Inc. (a)	12,528	523,670
El Paso Electric Co.	15,088	500,318
UIL Holdings Corp. (a)	19,071	683,886
UNS Energy Corp.	15,192	583,525

		2,291,399

ELECTRICAL EQUIPMENT — 1.7%
AZZ, Inc.	4,775	292,517
Belden, Inc. (a)	17,124	571,085
Brady Corp. (Class A)	19,943	548,632
Encore Wire Corp. (a)	7,277	194,878

See accompanying notes to financial statements.

186

SPDR S&P 600 Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

EnerSys (b)	18,177	$637,467
Franklin Electric Co., Inc.	7,207	368,494
II-VI, Inc. (a)(b)	20,705	345,152
Powell Industries, Inc. (a)(b)	3,410	127,398
Vicor Corp.	7,396	51,328

		3,136,951

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 4.0%
Agilysys, Inc. (a)(b)	5,592	48,483
Anixter International, Inc. (a)	10,573	560,898
Badger Meter, Inc. (a)	5,465	205,211
Benchmark Electronics, Inc. (a)(b)	21,686	302,520
Brightpoint, Inc. (a)(b)	26,169	141,574
Checkpoint Systems, Inc. (b)	15,149	131,948
Cognex Corp.	16,080	508,932
CTS Corp. (a)	12,997	122,432
Daktronics, Inc. (a)	13,973	96,553
DTS Inc. (a)(b)	6,323	164,904
Electro Scientific Industries, Inc.	9,115	107,739
FARO Technologies, Inc. (b)	6,383	268,597
FEI Co. (a)(b)	14,340	686,025
Insight Enterprises, Inc. (a)(b)	16,642	280,085
Littelfuse, Inc. (a)	8,192	466,043
Measurement Specialties, Inc. (a)(b)	5,700	185,307
Mercury Computer Systems, Inc. (a)(b)	11,580	149,729
Methode Electronics, Inc. (Class A) (a)	14,021	119,319
MTS Systems Corp. (a)	5,975	230,336
Newport Corp. (b)	14,189	170,552
OSI Systems, Inc. (b)	7,534	477,203
Park Electrochemical Corp.	7,832	202,692
Plexus Corp. (b)	13,165	371,253
Pulse Electronics Corp. (a)	15,203	29,950
RadiSys Corp. (a)(b)	8,597	53,989
Rofin-Sinar Technologies, Inc. (a)(b)	10,769	203,857
Rogers Corp. (a)(b)	6,212	246,057
Scansource, Inc. (a)(b)	10,366	317,614
SYNNEX Corp. (a)(b)	9,834	339,175
TTM Technologies, Inc. (a)(b)	19,327	181,867

		7,370,844

ENERGY EQUIPMENT & SERVICES — 2.2%
Basic Energy Services, Inc. (a)(b)	11,054	114,077
Bristow Group, Inc.	13,559	551,445
Exterran Holdings, Inc. (a)(b)	23,739	302,672
Gulf Island Fabrication, Inc. (a)	5,488	154,817
Hornbeck Offshore Services, Inc. (b)	13,280	514,998
ION Geophysical Corp. (a)(b)	48,453	319,305
Lufkin Industries, Inc. (a)	12,586	683,672
Matrix Service Co. (b)	9,627	109,266
OYO Geospace Corp. (b)	2,394	215,436
Pioneer Drilling Co. (b)	23,201	184,912
SEACOR Holdings, Inc. (b)	7,952	710,750
Tetra Technologies, Inc. (a)(b)	29,401	209,629

		4,070,979

FOOD & STAPLES RETAILING — 1.3%
Casey’s General Stores, Inc. (a)	14,380	848,276
Nash Finch Co.	4,581	98,400
Spartan Stores, Inc. (a)	8,155	147,850
The Andersons, Inc. (a)	7,015	299,260
United Natural Foods, Inc. (b)	18,453	1,012,332

		2,406,118

FOOD PRODUCTS — 2.5%
B&G Foods, Inc. (a)	18,346	488,004
Cal-Maine Foods, Inc. (a)	5,423	212,039
Calavo Growers, Inc. (a)	4,758	121,710
Darling International, Inc. (b)	44,379	731,810
Diamond Foods, Inc. (a)	8,328	148,571
Hain Celestial Group, Inc. (b)	16,885	929,350
J&J Snack Foods Corp. (a)	5,529	326,764
Sanderson Farms, Inc.	7,206	330,179
Seneca Foods Corp. (a)(b)	3,448	92,751
Snyders-Lance, Inc. (a)	17,678	446,016
TreeHouse Foods, Inc. (a)(b)	13,585	846,210

		4,673,404

GAS UTILITIES — 2.0%
New Jersey Resources Corp. (a)	15,746	686,683
Northwest Natural Gas Co. (a)	10,112	481,331
Piedmont Natural Gas Co., Inc.	27,251	877,210
South Jersey Industries, Inc.	11,507	586,512
Southwest Gas Corp.	17,333	756,585
The Laclede Group, Inc. (a)	8,569	341,132

		3,729,453

HEALTH CARE EQUIPMENT & SUPPLIES — 3.5%
Abaxis, Inc. (b)	8,280	306,360
Align Technology, Inc. (a)(b)	26,320	880,667
Analogic Corp.	4,608	285,696
Cantel Medical Corp.	7,713	210,179
CONMED Corp. (a)	10,637	294,326
CryoLife, Inc. (a)(b)	10,325	54,000
Cyberonics, Inc. (a)(b)	9,392	422,077
Greatbatch, Inc. (a)(b)	8,840	200,756
Haemonetics Corp. (b)	9,571	709,307
ICU Medical, Inc. (a)(b)	4,658	248,644
Integra LifeSciences Holdings Corp. (a)(b)	7,586	282,047
Invacare Corp.	11,981	184,867
Meridian Bioscience, Inc. (a)	15,722	321,672
Merit Medical Systems, Inc. (b)	15,866	219,109
Natus Medical, Inc. (a)(b)	11,069	128,622
Neogen Corp. (a)(b)	8,915	411,873
NuVasive, Inc. (b)	16,219	411,314
Palomar Medical Technologies, Inc. (a)(b)	7,339	62,382
SurModics, Inc. (a)(b)	5,494	95,046
Symmetry Medical, Inc. (b)	13,579	116,508
West Pharmaceutical Services, Inc. (a)	12,809	646,726

		6,492,178

HEALTH CARE PROVIDERS & SERVICES — 3.1%
Air Methods Corp. (a)(b)	4,248	417,366
Almost Family, Inc. (a)(b)	3,094	69,120
Amedisys, Inc. (a)(b)	11,292	140,585
AMN Healthcare Services, Inc. (a)(b)	15,230	90,314
AmSurg Corp. (b)	11,952	358,321

See accompanying notes to financial statements.

187

SPDR S&P 600 Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Bio-Reference Laboratories, Inc. (a)(b)	9,363	$246,060
Centene Corp. (a)(b)	19,370	584,199
Chemed Corp. (a)	7,280	440,003
Corvel Corp. (a)(b)	2,396	117,404
Cross Country Healthcare, Inc. (a)(b)	11,811	51,614
Gentiva Health Services, Inc. (b)	11,671	80,880
Hanger Orthopedic Group, Inc. (a)(b)	12,944	331,884
Healthways, Inc. (a)(b)	12,518	99,894
IPC The Hospitalist Co. (a)(b)	6,230	282,344
Kindred Healthcare, Inc. (a)(b)	19,604	192,707
Landauer, Inc. (a)	3,580	205,241
LHC Group, Inc. (b)	5,978	101,387
Magellan Health Services, Inc. (b)	10,295	466,672
Molina Healthcare, Inc. (b)	10,753	252,265
MWI Veterinary Supply, Inc. (a)(b)	4,798	493,091
PharMerica Corp. (b)	11,134	121,583
PSS World Medical, Inc. (a)(b)	18,979	398,369
The Ensign Group, Inc. (a)	6,246	176,575

		5,717,878

HEALTH CARE TECHNOLOGY — 0.4%
Computer Programs and Systems, Inc. (a)	4,150	237,463
Medidata Solutions, Inc. (b)	8,320	271,814
Omnicell, Inc. (b)	12,522	183,322

		692,599

HOTELS, RESTAURANTS & LEISURE — 3.2%
Biglari Holdings, Inc. (a)(b)	545	210,583
BJ’s Restaurants, Inc. (a)(b)	9,214	350,132
Boyd Gaming Corp. (a)(b)	20,502	147,614
Buffalo Wild Wings, Inc. (a)(b)	7,020	608,213
CEC Entertainment, Inc.	6,904	251,098
Cracker Barrel Old Country Store, Inc.	8,800	552,640
DineEquity, Inc. (b)	5,943	265,296
Interval Leisure Group, Inc.	15,049	286,082
Jack in the Box, Inc. (a)(b)	16,699	465,568
Marcus Corp. (a)	7,558	103,998
Marriott Vacations Worldwide Corp. (b)	10,186	315,562
Monarch Casino & Resort, Inc. (a)(b)	4,241	38,763
Multimedia Games Holding Co., Inc. (b)	10,356	144,984
Papa John’s International, Inc. (b)	6,786	322,810
Peet’s Coffee & Tea, Inc. (a)(b)	5,018	301,281
Pinnacle Entertainment, Inc. (b)	23,653	227,542
Red Robin Gourmet Burgers, Inc. (b)	4,240	129,362
Ruby Tuesday, Inc. (a)(b)	24,026	163,617
Ruth’s Hospitality Group, Inc. (a)(b)	13,259	87,509
Shuffle Master, Inc. (b)	20,807	287,137
Sonic Corp. (b)	22,945	229,909
Texas Roadhouse, Inc. (Class A)	22,538	415,375

		5,905,075

HOUSEHOLD DURABLES — 1.4%
American Greetings Corp. (Class A) (a)	13,183	192,735
Blyth, Inc. (a)	3,955	136,685
Ethan Allen Interiors, Inc.	9,808	195,473
Helen of Troy, Ltd. (b)	11,975	405,833
iRobot Corp. (b)	10,335	228,920
La-Z-Boy, Inc. (b)	19,502	239,680
M/I Homes, Inc. (b)	7,168	124,150
Meritage Homes Corp. (a)(b)	10,716	363,701
Standard Pacific Corp. (a)(b)	38,434	237,906
The Ryland Group, Inc. (a)	16,806	429,898
Universal Electronics, Inc. (a)(b)	5,521	72,712

		2,627,693

HOUSEHOLD PRODUCTS — 0.3%
Central Garden & Pet Co. (Class A) (a)(b)	16,153	175,906
WD-40 Co.	6,034	300,554

		476,460

INDUSTRIAL CONGLOMERATES — 0.1%
Standex International Corp. (a)	4,806	204,591

INSURANCE — 2.4%
AMERISAFE, Inc. (b)	6,906	179,211
eHealth, Inc. (b)	7,514	121,050
Employers Holdings, Inc. (a)	11,923	215,091
Horace Mann Educators Corp.	15,040	262,899
Infinity Property & Casualty Corp.	4,458	257,093
Meadowbrook Insurance Group, Inc.	19,245	169,163
National Financial Partners Corp. (a)(b)	15,402	206,387
Presidential Life Corp.	7,978	78,424
ProAssurance Corp.	11,554	1,029,346
RLI Corp. (a)	6,292	429,114
Safety Insurance Group, Inc. (a)	5,752	233,761
Selective Insurance Group, Inc. (a)	20,793	362,006
Stewart Information Services Corp. (a)	7,317	112,316
The Navigators Group, Inc. (b)	4,133	206,857
Tower Group, Inc. (a)	14,903	311,026
United Fire Group, Inc.	7,955	169,680

		4,343,424

INTERNET & CATALOG RETAIL — 0.2%
Blue Nile, Inc. (a)(b)	5,217	154,997
NutriSystem, Inc. (a)	10,372	119,900
PetMed Express, Inc. (a)	7,585	92,234

		367,131

INTERNET SOFTWARE & SERVICES — 1.9%
Blucora, Inc. (b)	14,832	182,730
comScore, Inc. (a)(b)	12,834	211,248
DealerTrack Holdings, Inc. (a)(b)	15,889	478,418
Digital River, Inc. (b)	13,502	224,403
j2 Global, Inc. (a)	17,463	461,372
Liquidity Services, Inc. (a)(b)	8,847	452,878
LivePerson, Inc. (a)(b)	17,931	341,765
LogMeIn, Inc. (a)(b)	8,140	248,433
OpenTable, Inc. (a)(b)	8,544	384,565
Perficient, Inc. (b)	11,949	134,187
QuinStreet, Inc. (b)	9,900	91,674
Stamps.com, Inc. (b)	5,225	128,901
United Online, Inc. (a)	34,326	144,856
XO Group, Inc. (b)	9,833	87,219

		3,572,649

See accompanying notes to financial statements.

188

SPDR S&P 600 Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

IT SERVICES — 1.9%
CACI International, Inc. (Class A) (b)	10,080	$554,602
Cardtronics, Inc. (b)	16,683	503,993
CIBER, Inc. (b)	27,174	117,120
CSG Systems International, Inc. (b)	12,805	221,270
ExlService Holdings, Inc. (b)	6,400	157,696
Forrester Research, Inc. (a)	5,614	190,090
Heartland Payment Systems, Inc.	14,654	440,792
Higher One Holdings, Inc. (a)(b)	11,371	138,954
iGate Corp. (b)	11,341	193,024
MAXIMUS, Inc.	12,800	662,400
NCI, Inc. (Class A) (a)(b)	2,940	11,907
TeleTech Holdings, Inc. (a)(b)	9,361	149,776
Virtusa Corp. (b)	7,003	93,490

		3,435,114

LEISURE EQUIPMENT & PRODUCTS — 0.8%
Arctic Cat, Inc. (b)	4,790	175,123
Brunswick Corp. (a)	33,700	748,814
Callaway Golf Co. (a)	24,700	145,977
JAKKS Pacific, Inc. (a)	8,309	133,027
Sturm Ruger & Co, Inc. (a)	7,315	293,697

		1,496,638

LIFE SCIENCES TOOLS & SERVICES — 0.7%
Affymetrix, Inc. (a)(b)	26,768	125,542
Cambrex Corp. (b)	11,121	104,648
Enzo Biochem, Inc. (b)	12,452	20,795
eResearch Technology, Inc. (a)(b)	16,705	133,473
Luminex Corp. (a)(b)	14,327	350,868
PAREXEL International Corp. (a)(b)	22,556	636,756

		1,372,082

MACHINERY — 3.6%
Actuant Corp. (Class A) (a)	25,864	702,466
Albany International Corp. (Class A)	10,623	198,756
Astec Industries, Inc. (b)	7,557	231,849
Barnes Group, Inc. (a)	17,617	427,917
Briggs & Stratton Corp. (a)	18,369	321,274
Cascade Corp. (a)	3,257	153,242
CIRCOR International, Inc. (a)	6,536	222,812
EnPro Industries, Inc. (a)(b)	7,795	291,299
ESCO Technologies, Inc. (a)	10,168	370,522
Federal Signal Corp. (a)(b)	23,634	138,023
John Bean Technologies Corp. (a)	10,835	147,031
Kaydon Corp. (a)	12,069	258,156
Lindsay Corp. (a)	4,823	313,013
Lydall, Inc. (a)(b)	6,493	87,785
Mueller Industries, Inc.	14,410	613,722
Robbins & Myers, Inc.	16,549	692,079
Tennant Co. (a)	7,172	286,521
The Toro Co.	11,278	826,565
Watts Water Technologies, Inc. (Class A) (a)	11,067	368,974

		6,652,006

MEDIA — 0.7%
Arbitron, Inc.	10,001	350,035
Digital Generation, Inc. (a)(b)	10,408	128,747
Harte-Hanks, Inc. (a)	16,540	151,176
Live Nation Entertainment, Inc. (a)(b)	55,390	508,480
The E.W. Scripps Co. (Class A) (b)	11,715	112,581

		1,251,019

METALS & MINING — 1.3%
A.M. Castle & Co. (a)(b)	6,215	66,003
AK Steel Holding Corp. (a)	41,937	246,170
AMCOL International Corp. (a)	9,539	270,049
Century Aluminum Co. (a)(b)	20,554	150,661
Globe Specialty Metals, Inc. (a)	23,647	317,579
Haynes International, Inc.	4,649	236,820
Kaiser Aluminum Corp. (a)	5,984	310,211
Materion Corp. (a)	7,715	177,676
Olympic Steel, Inc. (a)	3,437	56,436
RTI International Metals, Inc. (a)(b)	11,433	258,729
SunCoke Energy, Inc. (b)	26,507	388,328

		2,478,662

MULTI-UTILITIES — 0.8%
Avista Corp. (a)	22,256	594,235
CH Energy Group, Inc. (a)	5,658	371,674
NorthWestern Corp.	13,777	505,616

		1,471,525

MULTILINE RETAIL — 0.2%
Fred’s, Inc. (Class A) (a)	14,056	214,916
Tuesday Morning Corp. (a)(b)	15,952	68,434

		283,350

OIL, GAS & CONSUMABLE FUELS — 1.8%
Approach Resources, Inc. (a)(b)	10,047	256,600
Cloud Peak Energy, Inc. (a)(b)	22,999	388,913
Comstock Resources, Inc. (a)(b)	18,254	299,731
Contango Oil & Gas Co. (a)(b)	4,802	284,278
GeoResources, Inc. (b)	7,606	278,456
Gulfport Energy Corp. (a)(b)	17,075	352,257
Overseas Shipholding Group, Inc. (a)	9,904	110,034
PDC Energy, Inc. (a)(b)	11,544	283,059
Penn Virginia Corp. (a)	17,729	130,131
Petroquest Energy, Inc. (a)(b)	21,482	107,410
Stone Energy Corp. (b)	18,535	469,677
Swift Energy Co. (a)(b)	16,146	300,477

		3,261,023

PAPER & FOREST PRODUCTS — 1.1%
Buckeye Technologies, Inc.	14,944	425,755
Clearwater Paper Corp. (b)	8,673	295,923
Deltic Timber Corp. (a)	4,079	248,737
KapStone Paper and Packaging Corp. (b)	14,776	234,200
Neenah Paper, Inc. (a)	5,721	152,693
Schweitzer-Mauduit International, Inc.	5,869	399,914
Wausau Paper Corp. (a)	18,548	180,472

		1,937,694

PERSONAL PRODUCTS — 0.3%
Inter Parfums, Inc. (a)	6,041	104,328
Medifast, Inc. (b)	5,159	101,529
Prestige Brands Holdings, Inc. (b)	19,119	302,272

		508,129

PHARMACEUTICALS — 2.5%
Akorn, Inc. (a)(b)	25,443	401,236

See accompanying notes to financial statements.

189

SPDR S&P 600 Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Hi-Tech Pharmacal Co., Inc. (b)	3,987	$129,179
Par Pharmaceutical Cos., Inc. (b)	13,921	503,105
Questcor Pharmaceuticals, Inc. (a)(b)	22,738	1,210,571
Salix Pharmaceuticals, Ltd. (a)(b)	21,840	1,188,970
The Medicines Co. (b)	20,727	475,477
ViroPharma, Inc. (a)(b)	26,261	622,386

		4,530,924

PROFESSIONAL SERVICES — 1.0%
CDI Corp. (a)	4,875	79,950
Exponent, Inc. (b)	5,107	269,803
Heidrick & Struggles International, Inc.	6,771	118,492
Insperity, Inc.	8,482	229,438
Kelly Services, Inc. (Class A) (a)	10,690	138,008
Navigant Consulting, Inc. (b)	19,668	248,603
On Assignment, Inc. (b)	16,086	256,733
Resources Connection, Inc.	16,063	197,575
The Dolan Co. (a)(b)	11,383	76,608
TrueBlue, Inc. (b)	14,646	226,720

		1,841,930

REAL ESTATE INVESTMENT TRUSTS — 8.3%
Acadia Realty Trust	16,273	377,208
Cedar Shopping Centers, Inc. (a)	21,560	108,878
Colonial Properties Trust	33,183	734,672
Cousins Properties, Inc.	39,525	306,319
DiamondRock Hospitality Co.	63,312	645,782
EastGroup Properties, Inc.	10,589	564,394
Entertainment Properties Trust (a)	17,728	728,798
Extra Space Storage, Inc.	39,110	1,196,766
Franklin Street Properties Corp.	27,362	289,490
Getty Realty Corp. (a)	10,214	195,598
Healthcare Realty Trust, Inc.	29,427	701,540
Inland Real Estate Corp. (a)	29,172	244,461
Kilroy Realty Corp. (a)	25,686	1,243,459
Kite Realty Group Trust	24,227	120,893
LaSalle Hotel Properties	32,287	940,843
Lexington Realty Trust (a)	51,224	433,867
LTC Properties, Inc. (a)	11,564	419,542
Medical Properties Trust, Inc.	51,232	492,852
Mid-America Apartment Communities, Inc.	15,479	1,056,287
Parkway Properties, Inc. (a)	8,241	94,277
Pennsylvania Real Estate Investment Trust	20,972	314,161
Post Properties, Inc.	20,272	992,314
PS Business Parks, Inc.	6,997	473,837
Sabra Healthcare REIT, Inc.	13,932	238,377
Saul Centers, Inc.	4,459	191,157
Sovran Self Storage, Inc.	11,002	551,090
Tanger Factory Outlet Centers, Inc.	34,926	1,119,378
Universal Health Realty Income Trust (a)	4,864	202,002
Urstadt Biddle Properties, Inc. (Class A) (a)	8,835	174,668

		15,152,910

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
Forestar Group, Inc. (a)(b)	13,177	168,797

ROAD & RAIL — 0.8%
Arkansas Best Corp. (a)	9,562	120,481
Heartland Express, Inc. (a)	21,584	308,867
Knight Transportation, Inc. (a)	22,225	355,378
Old Dominion Freight Line, Inc. (b)	17,738	767,878

		1,552,604

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.9%
Advanced Energy Industries, Inc. (b)	14,954	200,683
ATMI, Inc. (b)	12,011	247,066
Brooks Automation, Inc.	25,152	237,435
Cabot Microelectronics Corp.	8,654	252,783
CEVA, Inc. (b)	8,875	156,289
Cirrus Logic, Inc. (a)(b)	24,422	729,729
Cohu, Inc.	9,194	93,411
Cymer, Inc. (a)(b)	11,649	686,709
Diodes, Inc. (a)(b)	13,943	261,710
DSP Group, Inc. (b)	8,576	54,372
Entropic Communications, Inc. (a)(b)	33,036	186,323
Exar Corp. (a)(b)	17,086	139,422
GT Advanced Technologies, Inc. (a)(b)	45,262	238,983
Hittite Microwave Corp. (b)	10,553	539,469
Kopin Corp. (a)(b)	25,772	88,656
Kulicke & Soffa Industries, Inc. (b)	27,985	249,626
Micrel, Inc. (a)	18,747	178,659
Microsemi Corp. (b)	33,130	612,574
MKS Instruments, Inc.	19,920	576,286
Monolithic Power Systems, Inc. (b)	11,408	226,677
Nanometrics, Inc. (a)(b)	6,437	98,872
Pericom Semiconductor Corp. (a)(b)	9,047	81,423
Power Integrations, Inc. (a)	10,735	400,415
Rubicon Technology, Inc. (a)(b)	6,613	67,453
Rudolph Technologies, Inc. (a)(b)	12,108	105,582
Sigma Designs, Inc. (a)(b)	12,023	76,707
Standard Microsystems Corp. (b)	8,433	311,093
STR Holdings, Inc. (a)(b)	15,507	70,712
Supertex, Inc. (a)(b)	4,547	85,711
Tessera Technologies, Inc.	19,692	302,666
TriQuint Semiconductor, Inc. (a)(b)	62,937	346,153
Ultratech, Inc. (b)	9,913	312,259
Veeco Instruments, Inc. (a)(b)	14,689	504,714
Volterra Semiconductor Corp. (b)	9,535	223,596

		8,944,218

SOFTWARE — 3.6%
Blackbaud, Inc.	16,984	435,979
Bottomline Technologies, Inc. (a)(b)	13,743	248,061
CommVault Systems, Inc. (b)	16,833	834,412
Ebix, Inc. (a)	11,798	235,370
EPIQ Systems, Inc. (a)	12,273	150,344
Interactive Intelligence Group (a)(b)	5,452	153,801
JDA Software Group, Inc. (b)	16,087	477,623
Manhattan Associates, Inc. (b)	7,660	350,139
MicroStrategy, Inc. (b)	3,043	395,164
Monotype Imaging Holdings, Inc. (a)(b)	13,651	228,927
Netscout Systems, Inc. (b)	13,060	281,965
OPNET Technologies, Inc. (a)	5,613	149,250

See accompanying notes to financial statements.

190

SPDR S&P 600 Small Cap ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Progress Software Corp. (b)	23,634	$493,241
Quality Systems, Inc. (a)	14,968	411,770
Sourcefire, Inc. (a)(b)	11,085	569,769
Synchronoss Technologies, Inc. (a)(b)	10,235	189,040
Take-Two Interactive Software, Inc. (a)(b)	33,958	321,243
Tyler Technologies, Inc. (a)(b)	9,308	375,578
Vasco Data Security International (a)(b)	10,789	88,254
Websense, Inc. (a)(b)	13,982	261,883

		6,651,813

SPECIALTY RETAIL — 4.8%
Big 5 Sporting Goods Corp. (a)	8,191	61,924
Brown Shoe Co., Inc.	15,798	203,952
Cabela’s, Inc. (a)(b)	16,258	614,715
Christopher & Banks Corp.	13,260	15,647
Coldwater Creek, Inc. (b)	32,752	17,883
Genesco, Inc. (b)	9,243	555,966
Group 1 Automotive, Inc. (a)	8,668	395,348
Haverty Furniture Cos., Inc. (a)	7,170	80,089
Hibbett Sports, Inc. (a)(b)	9,875	569,886
Hot Topic, Inc. (a)	16,044	155,466
Jos. A. Bank Clothiers, Inc. (a)(b)	10,572	448,887
Kirkland’s, Inc. (b)	5,933	66,746
Lithia Motors, Inc. (Class A) (a)	8,143	187,696
Lumber Liquidators Holdings, Inc. (a)(b)	10,348	349,659
MarineMax, Inc. (a)(b)	8,905	84,687
Monro Muffler Brake, Inc. (a)	11,751	390,603
OfficeMax, Inc. (a)(b)	32,441	164,151
Pep Boys-Manny, Moe & Jack (a)	19,911	197,119
Rue21, Inc. (a)(b)	5,919	149,396
Select Comfort Corp. (a)(b)	21,411	447,918
Sonic Automotive, Inc. (Class A) (a)	13,279	181,524
Stage Stores, Inc.	11,518	211,010
Stein Mart, Inc. (a)(b)	10,099	80,287
The Buckle, Inc. (a)	10,108	399,974
The Cato Corp. (Class A) (a)	11,066	337,070
The Children’s Place Retail Stores, Inc. (a)(b)	9,139	455,396
The Finish Line, Inc. (Class A)	19,758	413,140
The Men’s Wearhouse, Inc. (a)	19,211	540,598
Vitamin Shoppe, Inc. (a)(b)	11,101	609,778
Zale Corp. (b)	9,886	26,593
Zumiez, Inc. (b)	8,234	326,066

		8,739,174

TEXTILES, APPAREL & LUXURY GOODS — 2.2%
Crocs, Inc. (a)(b)	34,032	549,617
Fifth & Pacific Cos, Inc. (a)(b)	41,166	441,711
Iconix Brand Group, Inc. (a)(b)	26,684	466,169
K-Swiss, Inc. (Class A) (a)(b)	10,098	31,102
Maidenform Brands, Inc. (a)(b)	8,901	177,308
Movado Group, Inc.	6,610	165,382
Oxford Industries, Inc.	5,260	235,122
Perry Ellis International, Inc. (a)(b)	4,609	95,637
Quiksilver, Inc. (b)	46,056	107,310
Skechers U.S.A., Inc. (a)(b)	13,964	284,447
Steven Madden, Ltd. (b)	14,925	473,869
True Religion Apparel, Inc. (a)	9,655	279,802
Wolverine World Wide, Inc.	18,374	712,544

		4,020,020

THRIFTS & MORTGAGE FINANCE — 1.0%
Bank Mutual Corp. (a)	17,405	76,756
Brookline Bancorp, Inc.	26,594	235,357
Dime Community Bancshares (a)	10,671	141,818
Northwest Bancshares, Inc. (a)	37,032	433,645
Oritani Financial Corp. (a)	17,162	246,961
Provident Financial Services, Inc. (a)	20,324	311,973
TrustCo Bank Corp. NY (a)	35,225	192,328
ViewPoint Financial Group	12,301	192,388

		1,831,226

TOBACCO — 0.1%
Alliance One International, Inc. (a)(b)	33,097	114,516

TRADING COMPANIES & DISTRIBUTORS — 0.5%
Applied Industrial Technologies, Inc. (a)	15,984	589,010
Kaman Corp. (a)	9,978	308,719
Lawson Products, Inc. (a)	1,442	13,339

		911,068

WATER UTILITIES — 0.2%
American States Water Co. (a)	7,113	281,533

WIRELESS TELECOMMUNICATION SERVICES — 0.1%
NTELOS Holdings Corp.	5,684	107,143
USA Mobility, Inc. (a)	8,302	106,764

		213,907

TOTAL COMMON STOCKS —
(Cost $183,128,208)		182,952,472

SHORT TERM INVESTMENTS — 19.6%
MONEY MARKET FUNDS — 19.6%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	35,735,740	35,735,740
State Street Institutional Liquid Reserves Fund 0.20% (d)(e)	163,838	163,838

TOTAL SHORT TERM INVESTMENTS —
(Cost $35,899,578)		35,899,578

TOTAL INVESTMENTS — 119.3% (f)
(Cost $219,027,786)		218,852,050
OTHER ASSETS & LIABILITIES — (19.3)%		(35,469,997)

NET ASSETS — 100.0%		$183,382,053

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

191

SPDR S&P 600 Small Cap Growth ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.9%
AEROSPACE & DEFENSE — 2.2%
Aerovironment, Inc. (a)(b)	11,250	$295,987
American Science & Engineering, Inc. (a)	5,395	304,548
Cubic Corp.	9,695	466,136
Moog, Inc. (Class A) (b)	17,986	743,721
National Presto Industries, Inc. (a)	2,869	200,170
Teledyne Technologies, Inc. (b)	22,407	1,381,392

		3,391,954

AIR FREIGHT & LOGISTICS — 0.7%
Forward Air Corp.	17,570	566,984
HUB Group, Inc. (Class A) (b)	12,953	468,898

		1,035,882

AIRLINES — 0.4%
Allegiant Travel Co. (a)(b)	9,245	644,192

BEVERAGES — 0.4%
Boston Beer Co., Inc. (Class A) (a)(b)	5,174	626,054

BIOTECHNOLOGY — 1.8%
ArQule, Inc. (b)	37,216	220,691
Cubist Pharmaceuticals, Inc. (a)(b)	38,453	1,457,753
Emergent Biosolutions, Inc. (b)	10,031	151,970
Momenta Pharmaceuticals, Inc. (a)(b)	27,024	365,364
Savient Pharmaceuticals, Inc. (a)(b)	20,779	11,223
Spectrum Pharmaceuticals, Inc. (a)(b)	31,828	495,244

		2,702,245

BUILDING PRODUCTS — 0.6%
A.O. Smith Corp.	10,025	490,122
AAON, Inc. (a)	5,981	112,742
NCI Building Systems, Inc. (b)	3,312	35,869
Simpson Manufacturing Co., Inc.	10,866	320,656

		959,389

CAPITAL MARKETS — 0.9%
Financial Engines, Inc. (b)	24,268	520,549
Stifel Financial Corp. (b)	18,415	569,023
Virtus Investment Partners, Inc. (a)(b)	3,458	280,098

		1,369,670

CHEMICALS — 2.3%
American Vanguard Corp. (a)	5,284	140,501
Balchem Corp.	17,929	584,665
Calgon Carbon Corp. (a)(b)	14,562	207,072
H.B. Fuller Co.	13,743	421,910
Hawkins, Inc.	5,334	203,652
Innophos Holdings, Inc.	13,271	749,281
Koppers Holdings, Inc.	5,900	200,600
Kraton Performance Polymers, Inc. (b)	11,255	246,597
LSB Industries, Inc. (b)	5,777	178,567
Quaker Chemical Corp.	4,501	207,991
Stepan Co.	3,556	334,904

		3,475,740

COMMERCIAL BANKS — 2.1%
Bank of the Ozarks, Inc. (a)	9,987	300,409
City Holding Co. (a)	3,843	129,471
Community Bank System, Inc. (a)	11,124	301,683
CVB Financial Corp. (a)	16,359	190,582
First Financial Bancorp	16,118	257,566
First Financial Bankshares, Inc. (a)	10,836	374,492
Hanmi Financial Corp. (b)	6,532	68,455
Home Bancshares, Inc.	5,479	167,548
PacWest Bancorp	6,531	154,589
Texas Capital Bancshares, Inc. (a)(b)	9,804	395,983
Tompkins Financial Corp. (a)	3,837	144,578
UMB Financial Corp. (a)	12,225	626,287

		3,111,643

COMMERCIAL SERVICES & SUPPLIES — 1.9%
Consolidated Graphics, Inc. (b)	3,212	93,308
Encore Capital Group, Inc. (b)	9,749	288,765
Healthcare Services Group, Inc. (a)	26,402	511,671
Portfolio Recovery Associates, Inc. (a)(b)	10,318	941,621
Tetra Tech, Inc. (a)(b)	22,872	596,502
UniFirst Corp.	6,887	439,046

		2,870,913

COMMUNICATIONS EQUIPMENT — 1.2%
Netgear, Inc. (b)	23,097	797,077
Oplink Communications, Inc. (b)	7,122	96,361
ViaSat, Inc. (a)(b)	26,140	987,308

		1,880,746

COMPUTERS & PERIPHERALS — 0.9%
3D Systems Corp. (a)(b)	11,664	398,209
Stratasys, Inc. (a)(b)	8,592	425,734
Synaptics, Inc. (a)(b)	20,473	586,142

		1,410,085

CONSTRUCTION MATERIALS — 0.3%
Eagle Materials, Inc.	10,027	374,408
Headwaters, Inc. (a)(b)	14,792	76,179

		450,587

CONSUMER FINANCE — 1.8%
Cash America International, Inc. (a)	17,989	792,235
Ezcorp, Inc. (b)	26,808	628,916
First Cash Financial Services, Inc. (b)	17,257	693,214
World Acceptance Corp. (a)(b)	8,408	553,246

		2,667,611

DISTRIBUTORS — 0.4%
Pool Corp.	13,458	544,511

DIVERSIFIED CONSUMER SERVICES — 1.7%
American Public Education, Inc. (a)(b)	10,780	344,960
Capella Education Co. (b)	8,292	288,230
Coinstar, Inc. (a)(b)	19,003	1,304,746
Hillenbrand, Inc.	25,660	471,631
Universal Technical Institute, Inc.	7,556	102,081

		2,511,648

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.3%
Atlantic Tele-Network, Inc. (a)	5,464	184,301
General Communication, Inc. (Class A) (b)	9,104	75,654
Neutral Tandem, Inc. (b)	13,243	174,543

		434,498

See accompanying notes to financial statements.

192

SPDR S&P 600 Small Cap Growth ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

ELECTRIC UTILITIES — 1.3%
ALLETE, Inc.	10,192	$426,026
El Paso Electric Co.	15,010	497,732
UIL Holdings Corp.	11,533	413,573
UNS Energy Corp.	14,813	568,967

		1,906,298

ELECTRICAL EQUIPMENT — 1.3%
AZZ, Inc.	7,624	467,046
Belden, Inc.	10,140	338,169
Franklin Electric Co., Inc.	11,439	584,876
II-VI, Inc. (b)	33,474	558,012
Vicor Corp.	6,168	42,806

		1,990,909

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.5%
Badger Meter, Inc. (a)	5,863	220,156
Cognex Corp.	25,931	820,716
DTS Inc. (a)(b)	9,948	259,444
FARO Technologies, Inc. (b)	10,299	433,382
FEI Co. (b)	15,875	759,460
Littelfuse, Inc.	13,086	744,463
Measurement Specialties, Inc. (a)(b)	6,234	202,667
Mercury Computer Systems, Inc. (b)	9,797	126,675
MTS Systems Corp.	9,581	369,348
OSI Systems, Inc. (b)	12,139	768,884
Park Electrochemical Corp.	5,302	137,216
Rofin-Sinar Technologies, Inc. (b)	8,123	153,768
Rogers Corp. (b)	6,223	246,493

		5,242,672

ENERGY EQUIPMENT & SERVICES — 2.2%
Basic Energy Services, Inc. (a)(b)	6,090	62,849
Hornbeck Offshore Services, Inc. (b)	10,963	425,145
ION Geophysical Corp. (a)(b)	24,188	159,399
Lufkin Industries, Inc.	20,383	1,107,205
OYO Geospace Corp. (b)	3,869	348,171
Pioneer Drilling Co. (b)	15,754	125,559
SEACOR Holdings, Inc. (b)	12,795	1,143,617

		3,371,945

FOOD & STAPLES RETAILING — 1.5%
Casey’s General Stores, Inc. (a)	23,075	1,361,194
United Natural Foods, Inc. (b)	17,462	957,966

		2,319,160

FOOD PRODUCTS — 3.2%
B&G Foods, Inc.	13,360	355,376
Calavo Growers, Inc. (a)	4,527	115,801
Darling International, Inc. (b)	33,764	556,768
Diamond Foods, Inc. (a)	7,881	140,597
Hain Celestial Group, Inc. (b)	17,154	944,156
J&J Snack Foods Corp.	8,736	516,298
Sanderson Farms, Inc. (a)	11,826	541,867
Snyders-Lance, Inc.	12,376	312,247
TreeHouse Foods, Inc. (a)(b)	21,938	1,366,518

		4,849,628

GAS UTILITIES — 2.1%
New Jersey Resources Corp. (a)	13,555	591,133
Northwest Natural Gas Co.	9,655	459,578
Piedmont Natural Gas Co., Inc.	20,251	651,880
South Jersey Industries, Inc.	18,500	942,945
Southwest Gas Corp.	12,985	566,795

		3,212,331

HEALTH CARE EQUIPMENT & SUPPLIES — 4.9%
Abaxis, Inc. (b)	13,280	491,360
Align Technology, Inc. (a)(b)	28,425	951,101
Analogic Corp.	7,466	462,892
Cantel Medical Corp.	8,460	230,535
Cyberonics, Inc. (a)(b)	14,977	673,066
Greatbatch, Inc. (b)	9,822	223,058
Haemonetics Corp. (b)	15,395	1,140,923
ICU Medical, Inc. (a)(b)	7,566	403,873
Integra LifeSciences Holdings Corp. (b)	8,963	333,244
Meridian Bioscience, Inc. (a)	14,331	293,212
Merit Medical Systems, Inc. (b)	14,695	202,938
Neogen Corp. (a)(b)	14,320	661,584
NuVasive, Inc. (b)	26,293	666,790
SurModics, Inc. (b)	3,022	52,281
West Pharmaceutical Services, Inc.	13,379	675,506

		7,462,363

HEALTH CARE PROVIDERS & SERVICES — 3.9%
Air Methods Corp. (a)(b)	6,896	677,532
AmSurg Corp. (b)	12,116	363,238
Bio-Reference Laboratories, Inc. (a)(b)	9,162	240,777
Centene Corp. (b)	20,863	629,228
Chemed Corp. (a)	11,727	708,780
Corvel Corp. (b)	3,813	186,837
IPC The Hospitalist Co. (a)(b)	10,074	456,554
Landauer, Inc.	5,795	332,227
Magellan Health Services, Inc. (b)	16,648	754,654
MWI Veterinary Supply, Inc. (a)(b)	7,703	791,637
PSS World Medical, Inc. (a)(b)	19,095	400,804
The Ensign Group, Inc.	9,870	279,025

		5,821,293

HEALTH CARE TECHNOLOGY — 0.6%
Computer Programs and Systems, Inc. (a)	6,712	384,061
Medidata Solutions, Inc. (b)	13,655	446,109
Omnicell, Inc. (b)	8,035	117,632

		947,802

HOTELS, RESTAURANTS & LEISURE — 3.4%
Biglari Holdings, Inc. (b)	866	334,614
BJ’s Restaurants, Inc. (a)(b)	14,912	566,656
Buffalo Wild Wings, Inc. (b)	11,330	981,631
CEC Entertainment, Inc.	11,197	407,235
Cracker Barrel Old Country Store, Inc.	9,224	579,267
DineEquity, Inc. (b)	9,575	427,428
Interval Leisure Group, Inc.	10,828	205,840
Multimedia Games Holding Co., Inc. (b)	5,374	75,236
Papa John’s International, Inc. (b)	10,900	518,513
Peet’s Coffee & Tea, Inc. (a)(b)	8,015	481,220
Shuffle Master, Inc. (b)	14,932	206,062

See accompanying notes to financial statements.

193

SPDR S&P 600 Small Cap Growth ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Texas Roadhouse, Inc. (Class A)	21,837	$402,456

		5,186,158

HOUSEHOLD DURABLES — 0.8%
Blyth, Inc. (a)	4,221	145,878
Helen of Troy, Ltd. (b)	10,861	368,079
iRobot Corp. (b)	16,462	364,633
The Ryland Group, Inc. (a)	12,680	324,355

		1,202,945

HOUSEHOLD PRODUCTS — 0.3%
WD-40 Co.	9,610	478,674

INSURANCE — 2.0%
eHealth, Inc. (b)	8,225	132,505
Infinity Property & Casualty Corp.	7,113	410,207
ProAssurance Corp.	18,556	1,653,154
RLI Corp. (a)	10,193	695,162
The Navigators Group, Inc. (b)	3,559	178,128

		3,069,156

INTERNET & CATALOG RETAIL — 0.2%
Blue Nile, Inc. (a)(b)	8,262	245,464

INTERNET SOFTWARE & SERVICES — 2.9%
Blucora, Inc. (b)	24,228	298,489
comScore, Inc. (a)(b)	21,494	353,791
DealerTrack Holdings, Inc. (b)	13,957	420,245
j2 Global, Inc. (a)	28,000	739,760
Liquidity Services, Inc. (b)	14,445	739,440
LivePerson, Inc. (a)(b)	29,737	566,787
LogMeIn, Inc. (a)(b)	13,130	400,728
OpenTable, Inc. (a)(b)	13,652	614,477
QuinStreet, Inc. (b)	10,000	92,600
Stamps.com, Inc. (b)	8,353	206,068

		4,432,385

IT SERVICES — 2.7%
CACI International, Inc. (Class A) (b)	16,253	894,240
Cardtronics, Inc. (b)	16,522	499,130
CSG Systems International, Inc. (b)	12,098	209,054
ExlService Holdings, Inc. (b)	7,900	194,656
Forrester Research, Inc. (a)	8,827	298,882
Heartland Payment Systems, Inc.	14,516	436,641
Higher One Holdings, Inc. (a)(b)	17,968	219,569
iGate Corp. (b)	8,170	139,053
MAXIMUS, Inc.	20,733	1,072,933
TeleTech Holdings, Inc. (b)	5,520	88,320
Virtusa Corp. (b)	5,209	69,540

		4,122,018

LEISURE EQUIPMENT & PRODUCTS — 0.6%
Brunswick Corp.	17,608	391,250
Sturm Ruger & Co, Inc. (a)	11,645	467,546

		858,796

LIFE SCIENCES TOOLS & SERVICES — 0.7%
Enzo Biochem, Inc. (b)	8,377	13,990
eResearch Technology, Inc. (a)(b)	11,982	95,736
Luminex Corp. (a)(b)	22,986	562,927
PAREXEL International Corp. (b)	16,103	454,588

		1,127,241

MACHINERY — 2.4%
Cascade Corp.	2,421	113,908
CIRCOR International, Inc.	4,235	144,371
Kaydon Corp.	7,422	158,756
Lindsay Corp. (a)	7,734	501,937
Robbins & Myers, Inc.	19,111	799,222
Tennant Co. (a)	7,817	312,289
The Toro Co.	18,162	1,331,093
Watts Water Technologies, Inc. (Class A)	9,429	314,363

		3,675,939

MEDIA — 0.4%
Arbitron, Inc.	15,949	558,215

METALS & MINING — 0.6%
AMCOL International Corp. (a)	9,065	256,630
Globe Specialty Metals, Inc. (a)	25,486	342,277
Haynes International, Inc.	4,788	243,901

		842,808

MULTI-UTILITIES — 0.5%
CH Energy Group, Inc. (a)	5,579	366,484
NorthWestern Corp.	11,441	419,885

		786,369

OIL, GAS & CONSUMABLE FUELS — 1.3%
Approach Resources, Inc. (b)	16,483	420,976
Cloud Peak Energy, Inc. (a)(b)	8,744	147,861
Contango Oil & Gas Co. (b)	7,722	457,143
GeoResources, Inc. (b)	12,059	441,480
Gulfport Energy Corp. (b)	18,272	376,951
PDC Energy, Inc. (a)(b)	7,393	181,276

		2,025,687

PAPER & FOREST PRODUCTS — 1.4%
Buckeye Technologies, Inc.	15,678	446,666
Clearwater Paper Corp. (b)	8,359	285,209
Deltic Timber Corp.	6,700	408,566
KapStone Paper and Packaging Corp. (b)	16,965	268,895
Schweitzer-Mauduit International, Inc.	9,403	640,721

		2,050,057

PERSONAL PRODUCTS — 0.2%
Inter Parfums, Inc.	4,899	84,606
Medifast, Inc. (b)	8,133	160,057

		244,663

PHARMACEUTICALS — 4.7%
Akorn, Inc. (b)	40,760	642,785
Hi-Tech Pharmacal Co., Inc. (b)	6,247	202,403
Par Pharmaceutical Cos., Inc. (b)	16,535	597,575
Questcor Pharmaceuticals, Inc. (a)(b)	36,698	1,953,802
Salix Pharmaceuticals, Ltd. (b)	35,282	1,920,752
The Medicines Co. (b)	33,296	763,810
ViroPharma, Inc. (a)(b)	42,244	1,001,183

		7,082,310

PROFESSIONAL SERVICES — 0.4%
Exponent, Inc. (b)	8,021	423,749

See accompanying notes to financial statements.

194

SPDR S&P 600 Small Cap Growth ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

The Dolan Co. (b)	17,835	$120,030

		543,779

REAL ESTATE INVESTMENT TRUSTS — 7.1%
Acadia Realty Trust	16,556	383,768
Colonial Properties Trust	15,594	345,251
EastGroup Properties, Inc.	17,063	909,458
Entertainment Properties Trust (a)	15,132	622,076
Extra Space Storage, Inc.	30,974	947,804
Healthcare Realty Trust, Inc.	19,570	466,549
Inland Real Estate Corp. (a)	14,223	119,189
Kilroy Realty Corp.	21,259	1,029,148
LTC Properties, Inc.	10,024	363,671
Mid-America Apartment Communities, Inc.	24,916	1,700,268
Post Properties, Inc.	18,236	892,652
PS Business Parks, Inc.	11,253	762,053
Sabra Healthcare REIT, Inc.	8,942	152,998
Saul Centers, Inc.	4,764	204,233
Sovran Self Storage, Inc.	9,611	481,415
Tanger Factory Outlet Centers, Inc.	33,203	1,064,156
Universal Health Realty Income Trust (a)	5,006	207,899
Urstadt Biddle Properties, Inc. (Class A)	6,591	130,304

		10,782,892

ROAD & RAIL — 0.9%
Heartland Express, Inc. (a)	14,713	210,543
Knight Transportation, Inc. (a)	16,292	260,509
Old Dominion Freight Line, Inc. (b)	20,553	889,739

		1,360,791

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 7.2%
ATMI, Inc. (b)	8,616	177,231
Brooks Automation, Inc.	27,005	254,927
Cabot Microelectronics Corp.	14,353	419,251
CEVA, Inc. (b)	13,908	244,920
Cirrus Logic, Inc. (a)(b)	39,188	1,170,937
Cymer, Inc. (b)	18,728	1,104,016
Diodes, Inc. (a)(b)	14,129	265,201
Entropic Communications, Inc. (a)(b)	52,111	293,906
Exar Corp. (a)(b)	27,933	227,933
GT Advanced Technologies, Inc. (a)(b)	72,908	384,954
Hittite Microwave Corp. (b)	17,009	869,500
Kopin Corp. (a)(b)	18,934	65,133
Kulicke & Soffa Industries, Inc. (b)	45,224	403,398
Micrel, Inc.	18,618	177,430
Microsemi Corp. (b)	38,183	706,004
MKS Instruments, Inc.	20,039	579,728
Monolithic Power Systems, Inc. (b)	12,079	240,010
Nanometrics, Inc. (a)(b)	6,846	105,155
Power Integrations, Inc. (a)	17,295	645,103
Rubicon Technology, Inc. (a)(b)	10,351	105,580
Standard Microsystems Corp. (b)	6,053	223,295
STR Holdings, Inc. (a)(b)	15,466	70,525
Supertex, Inc. (b)	2,754	51,913
Tessera Technologies, Inc.	20,212	310,658
TriQuint Semiconductor, Inc. (b)	59,679	328,235
Ultratech, Inc. (b)	10,711	337,396
Veeco Instruments, Inc. (a)(b)	23,557	809,419
Volterra Semiconductor Corp. (b)	15,339	359,700

		10,931,458

SOFTWARE — 6.1%
Blackbaud, Inc.	27,449	704,616
Bottomline Technologies, Inc. (b)	14,320	258,476
CommVault Systems, Inc. (b)	27,196	1,348,106
Ebix, Inc. (a)	18,895	376,955
EPIQ Systems, Inc.	8,834	108,216
Interactive Intelligence Group (b)	8,652	244,073
JDA Software Group, Inc. (b)	25,749	764,488
Manhattan Associates, Inc. (b)	12,263	560,542
MicroStrategy, Inc. (b)	4,903	636,704
Monotype Imaging Holdings, Inc. (b)	10,648	178,567
Netscout Systems, Inc. (b)	21,068	454,858
OPNET Technologies, Inc. (a)	9,138	242,979
Progress Software Corp. (b)	17,955	374,721
Quality Systems, Inc.	23,887	657,131
Sourcefire, Inc. (a)(b)	17,819	915,897
Synchronoss Technologies, Inc. (b)	16,490	304,570
Tyler Technologies, Inc. (b)	15,090	608,881
Vasco Data Security International (a)(b)	6,825	55,829
Websense, Inc. (a)(b)	22,445	420,395

		9,216,004

SPECIALTY RETAIL — 5.0%
Genesco, Inc. (b)	14,863	894,010
Hibbett Sports, Inc. (a)(b)	15,920	918,743
Jos. A. Bank Clothiers, Inc. (a)(b)	16,912	718,084
Kirkland’s, Inc. (b)	5,329	59,951
Lumber Liquidators Holdings, Inc. (a)(b)	11,586	391,491
Monro Muffler Brake, Inc. (a)	18,822	625,643
Rue21, Inc. (a)(b)	9,637	243,238
Select Comfort Corp. (a)(b)	14,421	301,687
The Buckle, Inc. (a)	16,600	656,862
The Cato Corp. (Class A)	10,561	321,688
The Children’s Place Retail Stores, Inc. (a)(b)	14,687	731,853
The Finish Line, Inc. (Class A)	15,730	328,914
Vitamin Shoppe, Inc. (a)(b)	17,913	983,961
Zumiez, Inc. (b)	9,078	359,489

		7,535,614

TEXTILES, APPAREL & LUXURY GOODS — 2.6%
Crocs, Inc. (b)	19,887	321,175
Fifth & Pacific Cos, Inc. (a)(b)	33,198	356,215
Iconix Brand Group, Inc. (a)(b)	30,777	537,674
Maidenform Brands, Inc. (b)	7,354	146,492
Oxford Industries, Inc.	3,563	159,266
Steven Madden, Ltd. (b)	23,887	758,412
True Religion Apparel, Inc.	15,591	451,827
Wolverine World Wide, Inc.	29,693	1,151,495

		3,882,556

THRIFTS & MORTGAGE FINANCE — 0.3%
Oritani Financial Corp.	20,843	299,931

See accompanying notes to financial statements.

195

SPDR S&P 600 Small Cap Growth ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

ViewPoint Financial Group	13,062	$204,289

		504,220

TRADING COMPANIES & DISTRIBUTORS — 0.5%
Applied Industrial Technologies, Inc.	14,236	524,596
Kaman Corp.	8,754	270,849

		795,445

WATER UTILITIES — 0.3%
American States Water Co. (a)	11,444	452,954

TOTAL COMMON STOCKS —
(Cost $140,500,642)		151,206,367

SHORT TERM INVESTMENTS — 15.1%
MONEY MARKET FUNDS — 15.1%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	22,607,900	22,607,900
State Street Institutional Liquid Reserves Fund 0.20% (d)(e)	195,301	195,301

TOTAL SHORT TERM INVESTMENTS —
(Cost $22,803,201)		22,803,201

TOTAL INVESTMENTS — 115.0% (f)
(Cost $163,303,843)		174,009,568
OTHER ASSETS & LIABILITIES — (15.0)%		(22,656,037)

NET ASSETS — 100.0%		$151,353,531

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

196

SPDR S&P 600 Small Cap Value ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.7%
AEROSPACE & DEFENSE — 1.9%
AAR Corp.	21,098	$284,401
Ceradyne, Inc. (a)	12,623	323,780
Curtiss-Wright Corp.	24,110	748,616
GenCorp, Inc. (b)	30,962	201,563
Moog, Inc. (Class A) (b)	8,101	334,976
Orbital Sciences Corp. (b)	30,419	393,013

		2,286,349

AIR FREIGHT & LOGISTICS — 0.2%
HUB Group, Inc. (Class A) (b)	8,432	305,238

AIRLINES — 0.1%
SkyWest, Inc. (a)	25,751	168,154

AUTO COMPONENTS — 0.6%
Drew Industries, Inc. (b)	9,939	276,801
Spartan Motors, Inc.	17,946	94,037
Standard Motor Products, Inc.	10,417	146,672
Superior Industries International, Inc. (a)	12,109	198,224

		715,734

AUTOMOBILES — 0.1%
Winnebago Industries, Inc. (b)	15,033	153,186

BIOTECHNOLOGY — 0.1%
Emergent Biosolutions, Inc. (b)	4,102	62,146
Savient Pharmaceuticals, Inc. (a)(b)	18,036	9,741

		71,887

BUILDING PRODUCTS — 2.0%
A.O. Smith Corp.	11,468	560,670
AAON, Inc. (a)	4,406	83,053
Apogee Enterprises, Inc.	14,368	230,894
Gibraltar Industries, Inc. (b)	15,353	159,364
Griffon Corp.	23,669	203,080
NCI Building Systems, Inc. (a)(b)	7,129	77,207
Quanex Building Products Corp. (a)	18,694	334,249
Simpson Manufacturing Co., Inc.	11,507	339,572
Universal Forest Products, Inc.	10,233	398,882

		2,386,971

CAPITAL MARKETS — 1.4%
Calamos Asset Management, Inc. (Class A)	10,328	118,256
Investment Technology Group, Inc. (b)	20,195	185,794
Piper Jaffray Co., Inc. (a)(b)	7,961	186,526
Prospect Capital Corp. (a)	61,245	697,581
Stifel Financial Corp. (b)	11,780	364,002
SWS Group, Inc. (b)	14,467	77,109
Virtus Investment Partners, Inc. (a)(b)	976	79,056

		1,708,324

CHEMICALS — 2.6%
A. Schulman, Inc.	15,380	305,293
American Vanguard Corp. (a)	7,439	197,803
Calgon Carbon Corp. (a)(b)	16,713	237,659
H.B. Fuller Co.	13,853	425,287
Koppers Holdings, Inc.	5,412	184,008
Kraton Performance Polymers, Inc. (b)	7,085	155,232
LSB Industries, Inc. (b)	4,680	144,659
OM Group, Inc. (a)(b)	16,938	321,822
PolyOne Corp.	46,226	632,372
Quaker Chemical Corp.	2,692	124,397
Stepan Co. (a)	1,246	117,348
Tredegar Corp.	11,794	171,721
Zep, Inc.	11,261	154,614

		3,172,215

COMMERCIAL BANKS — 10.6%
Bank of the Ozarks, Inc. (a)	6,084	183,007
BBCN Bancorp, Inc. (b)	39,688	432,202
Boston Private Financial Holdings, Inc.	40,787	364,228
City Holding Co. (a)	4,191	141,195
Columbia Banking System, Inc.	20,647	388,576
Community Bank System, Inc. (a)	11,085	300,625
CVB Financial Corp. (a)	32,064	373,546
F.N.B. Corp. (a)	71,338	775,444
First BanCorp- Puerto Rico (b)	10,376	41,089
First Commonwealth Financial Corp. (a)	53,331	358,918
First Financial Bancorp (a)	16,280	260,154
First Financial Bankshares, Inc. (a)	6,899	238,429
First Midwest Bancorp, Inc.	39,013	428,363
Glacier Bancorp, Inc. (a)	36,682	568,204
Hanmi Financial Corp. (b)	10,521	110,260
Home Bancshares, Inc.	6,769	206,996
Independent Bank Corp.-Massachusetts (a)	10,997	321,222
National Penn Bancshares, Inc. (a)	63,424	606,968
NBT Bancorp, Inc. (a)	16,883	364,504
Old National Bancorp (a)	48,271	579,735
PacWest Bancorp (a)	11,508	272,394
Pinnacle Financial Partners, Inc. (a)(b)	17,870	348,644
PrivateBancorp, Inc.	30,634	452,158
S&T Bancorp, Inc.	14,881	274,852
Simmons First National Corp. (a)	8,848	205,716
Sterling Bancorp (a)	15,890	158,582
Susquehanna Bancshares, Inc.	96,654	995,536
Texas Capital Bancshares, Inc. (a)(b)	11,177	451,439
Tompkins Financial Corp. (a)	1,509	56,859
UMB Financial Corp. (a)	6,329	324,235
Umpqua Holdings Corp. (a)	57,185	752,555
United Bankshares, Inc. (a)	23,059	596,767
United Community Banks, Inc. (a)(b)	9,593	82,212
Wilshire Bancorp, Inc. (a)(b)	30,759	168,559
Wintrust Financial Corp. (a)	18,586	659,803

		12,843,976

COMMERCIAL SERVICES & SUPPLIES — 3.4%
ABM Industries, Inc.	24,619	481,548
Consolidated Graphics, Inc. (b)	1,798	52,232
Encore Capital Group, Inc. (b)	3,044	90,163
G & K Services, Inc. (Class A)	9,572	298,551
Healthcare Services Group, Inc.	12,476	241,785
Interface, Inc.	29,464	401,594
Mobile Mini, Inc. (a)(b)	19,156	275,846
Sykes Enterprises, Inc. (b)	20,133	321,323
Tetra Tech, Inc. (a)(b)	13,490	351,819
The Geo Group, Inc. (b)	31,423	713,931

See accompanying notes to financial statements.

197

SPDR S&P 600 Small Cap Value ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

UniFirst Corp.	2,138	$136,297
United Stationers, Inc.	20,794	560,398
Viad Corp. (a)	10,306	206,120

		4,131,607

COMMUNICATIONS EQUIPMENT — 1.7%
Arris Group, Inc. (b)	57,810	804,137
Bel Fuse, Inc. (Class B)	5,176	91,149
Black Box Corp.	9,187	263,667
Comtech Telecommunications Corp. (a)	9,087	259,707
Digi International, Inc. (a)(b)	13,211	135,281
Harmonic, Inc. (b)	61,361	261,398
Oplink Communications, Inc. (b)	3,592	48,600
PC-Tel, Inc.	9,402	60,831
Symmetricom, Inc. (a)(b)	21,959	131,534

		2,056,304

COMPUTERS & PERIPHERALS — 0.9%
3D Systems Corp. (a)(b)	8,376	285,957
Avid Technology, Inc. (a)(b)	15,079	112,037
Intermec, Inc. (b)	26,583	164,815
Intevac, Inc. (b)	11,812	88,826
Novatel Wireless, Inc. (b)	16,458	40,980
Stratasys, Inc. (a)(b)	3,596	178,182
Super Micro Computer, Inc. (a)(b)	14,568	231,048

		1,101,845

CONSTRUCTION & ENGINEERING — 1.6%
Aegion Corp. (a)(b)	20,287	362,935
Comfort Systems USA, Inc.	18,900	189,378
Dycom Industries, Inc. (b)	17,040	317,114
EMCOR Group, Inc.	34,384	956,563
Orion Marine Group, Inc. (b)	13,978	97,287

		1,923,277

CONSTRUCTION MATERIALS — 1.0%
Eagle Materials, Inc.	14,937	557,748
Headwaters, Inc. (a)(b)	18,510	95,326
Texas Industries, Inc. (a)	14,499	565,606

		1,218,680

CONTAINERS & PACKAGING — 0.2%
Myers Industries, Inc.	17,493	300,180

DISTRIBUTORS — 0.5%
Pool Corp.	12,833	519,223
VOXX International Corp. (a)(b)	9,278	86,471

		605,694

DIVERSIFIED CONSUMER SERVICES — 0.5%
Career Education Corp. (b)	27,148	181,620
Corinthian Colleges, Inc. (b)	43,604	126,016
Hillenbrand, Inc.	10,425	191,611
Lincoln Educational Services Corp.	11,666	75,829
Universal Technical Institute, Inc.	4,492	60,687

		635,763

DIVERSIFIED FINANCIAL SERVICES — 0.2%
Interactive Brokers Group, Inc. (Class A)	20,310	298,963

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.6%
Cbeyond, Inc. (b)	15,550	105,273
Cincinnati Bell, Inc. (a)(b)	102,668	381,925
General Communication, Inc. (Class A) (b)	9,996	83,067
Lumos Networks Corp.	7,554	71,385
Neutral Tandem, Inc. (b)	4,692	61,841

		703,491

ELECTRIC UTILITIES — 1.3%
ALLETE, Inc.	8,654	361,737
El Paso Electric Co.	7,950	263,622
UIL Holdings Corp.	16,087	576,880
UNS Energy Corp.	8,208	315,269

		1,517,508

ELECTRICAL EQUIPMENT — 2.1%
Belden, Inc.	14,612	487,310
Brady Corp. (Class A)	26,964	741,780
Encore Wire Corp. (a)	9,965	266,863
EnerSys (b)	24,554	861,109
Powell Industries, Inc. (a)(b)	4,571	170,772
Vicor Corp.	4,792	33,256

		2,561,090

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 4.6%
Agilysys, Inc. (a)(b)	7,426	64,383
Anixter International, Inc. (a)	14,300	758,615
Badger Meter, Inc. (a)	2,421	90,909
Benchmark Electronics, Inc. (a)(b)	29,354	409,488
Brightpoint, Inc. (b)	34,833	188,447
Checkpoint Systems, Inc. (b)	20,834	181,464
CTS Corp.	17,615	165,933
Daktronics, Inc. (a)	18,576	128,360
Electro Scientific Industries, Inc.	12,187	144,050
FEI Co. (b)	6,022	288,093
Insight Enterprises, Inc. (b)	22,970	386,585
Measurement Specialties, Inc. (b)	2,692	87,517
Mercury Computer Systems, Inc. (a)(b)	7,280	94,130
Methode Electronics, Inc. (Class A) (a)	19,011	161,784
Newport Corp. (b)	19,178	230,520
Park Electrochemical Corp. (a)	6,033	156,134
Plexus Corp. (a)(b)	18,128	511,210
Pulse Electronics Corp. (a)	21,170	41,705
RadiSys Corp. (a)(b)	11,676	73,325
Rofin-Sinar Technologies, Inc. (b)	7,456	141,142
Rogers Corp. (b)	2,969	117,602
Scansource, Inc. (b)	14,303	438,244
SYNNEX Corp. (a)(b)	13,537	466,891
TTM Technologies, Inc. (a)(b)	25,954	244,227

		5,570,758

ENERGY EQUIPMENT & SERVICES — 2.2%
Basic Energy Services, Inc. (a)(b)	9,539	98,442
Bristow Group, Inc.	18,507	752,680
Exterran Holdings, Inc. (a)(b)	33,330	424,957
Gulf Island Fabrication, Inc.	7,352	207,400
Hornbeck Offshore Services, Inc. (b)	9,046	350,804

See accompanying notes to financial statements.

198

SPDR S&P 600 Small Cap Value ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

ION Geophysical Corp. (a)(b)	45,413	$299,272
Matrix Service Co. (b)	12,940	146,869
Pioneer Drilling Co. (b)	18,045	143,819
Tetra Technologies, Inc. (b)	39,462	281,364

		2,705,607

FOOD & STAPLES RETAILING — 1.1%
Nash Finch Co. (a)	6,216	133,520
Spartan Stores, Inc. (a)	11,213	203,292
The Andersons, Inc.	9,472	404,075
United Natural Foods, Inc. (b)	10,233	561,382

		1,302,269

FOOD PRODUCTS — 1.9%
B&G Foods, Inc.	13,248	352,397
Cal-Maine Foods, Inc.	7,329	286,564
Calavo Growers, Inc. (a)	2,496	63,848
Darling International, Inc. (b)	31,938	526,658
Diamond Foods, Inc. (a)	4,475	79,834
Hain Celestial Group, Inc. (b)	8,582	472,353
Seneca Foods Corp. (a)(b)	4,733	127,318
Snyders-Lance, Inc. (a)	13,637	344,061

		2,253,033

GAS UTILITIES — 1.9%
New Jersey Resources Corp. (a)	9,823	428,381
Northwest Natural Gas Co. (a)	5,598	266,465
Piedmont Natural Gas Co., Inc.	19,988	643,414
Southwest Gas Corp.	12,859	561,295
The Laclede Group, Inc. (a)	11,453	455,944

		2,355,499

HEALTH CARE EQUIPMENT & SUPPLIES — 2.1%
Align Technology, Inc. (a)(b)	11,864	396,969
Cantel Medical Corp.	3,622	98,699
CONMED Corp.	14,628	404,757
CryoLife, Inc. (b)	14,541	76,049
Greatbatch, Inc. (a)(b)	3,890	88,342
Integra LifeSciences Holdings Corp. (b)	2,892	107,525
Invacare Corp.	16,478	254,256
Meridian Bioscience, Inc. (a)	8,877	181,623
Merit Medical Systems, Inc. (b)	8,818	121,777
Natus Medical, Inc. (b)	15,129	175,799
Palomar Medical Technologies, Inc. (a)(b)	10,037	85,314
SurModics, Inc. (a)(b)	4,900	84,770
Symmetry Medical, Inc. (b)	18,646	159,983
West Pharmaceutical Services, Inc. (a)	6,061	306,020

		2,541,883

HEALTH CARE PROVIDERS & SERVICES — 2.4%
Almost Family, Inc. (a)(b)	4,194	93,694
Amedisys, Inc. (a)(b)	15,671	195,104
AMN Healthcare Services, Inc. (b)	21,446	127,175
AmSurg Corp. (b)	6,199	185,846
Bio-Reference Laboratories, Inc. (a)(b)	4,892	128,562
Centene Corp. (b)	8,804	265,529
Cross Country Healthcare, Inc. (a)(b)	15,154	66,223
Gentiva Health Services, Inc. (b)	15,884	110,076
Hanger Orthopedic Group, Inc. (b)	17,429	446,879
Healthways, Inc. (a)(b)	17,178	137,080
Kindred Healthcare, Inc. (a)(b)	26,634	261,812
LHC Group, Inc. (b)	8,116	137,647
Molina Healthcare, Inc. (b)	14,847	348,311
PharMerica Corp. (b)	15,115	165,056
PSS World Medical, Inc. (a)(b)	9,401	197,327

		2,866,321

HEALTH CARE TECHNOLOGY — 0.1%
Omnicell, Inc. (b)	10,030	146,839

HOTELS, RESTAURANTS & LEISURE — 3.0%
Boyd Gaming Corp. (a)(b)	27,494	197,957
Cracker Barrel Old Country Store, Inc.	4,092	256,978
Interval Leisure Group, Inc.	11,080	210,631
Jack in the Box, Inc. (b)	22,576	629,419
Marcus Corp.	9,972	137,215
Marriott Vacations Worldwide Corp. (b)	14,076	436,075
Monarch Casino & Resort, Inc. (b)	5,889	53,825
Multimedia Games Holding Co., Inc. (b)	9,071	126,994
Pinnacle Entertainment, Inc. (b)	32,120	308,994
Red Robin Gourmet Burgers, Inc. (b)	5,598	170,795
Ruby Tuesday, Inc. (a)(b)	32,382	220,521
Ruth’s Hospitality Group, Inc. (a)(b)	18,122	119,605
Shuffle Master, Inc. (b)	16,323	225,257
Sonic Corp. (b)	30,759	308,205
Texas Roadhouse, Inc. (Class A)	12,176	224,404

		3,626,875

HOUSEHOLD DURABLES — 2.1%
American Greetings Corp. (Class A) (a)	18,160	265,499
Blyth, Inc. (a)	1,622	56,056
Ethan Allen Interiors, Inc. (a)	13,285	264,770
Helen of Troy, Ltd. (b)	6,928	234,790
La-Z-Boy, Inc. (b)	26,304	323,276
M/I Homes, Inc. (b)	9,945	172,247
Meritage Homes Corp. (a)(b)	14,334	486,496
Standard Pacific Corp. (a)(b)	52,976	327,922
The Ryland Group, Inc. (a)	12,080	309,007
Universal Electronics, Inc. (b)	7,584	99,881

		2,539,944

HOUSEHOLD PRODUCTS — 0.2%
Central Garden & Pet Co. (Class A) (a)(b)	21,402	233,068

INDUSTRIAL CONGLOMERATES — 0.2%
Standex International Corp.	6,460	275,002

INSURANCE — 2.7%
AMERISAFE, Inc. (b)	9,249	240,012
eHealth, Inc. (b)	3,192	51,423
Employers Holdings, Inc. (a)	16,064	289,795
Horace Mann Educators Corp.	20,190	352,921
Meadowbrook Insurance Group, Inc.	25,877	227,459
National Financial Partners Corp. (a)(b)	21,081	282,485
Presidential Life Corp.	10,949	107,629
Safety Insurance Group, Inc. (a)	7,824	317,967

See accompanying notes to financial statements.

199

SPDR S&P 600 Small Cap Value ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Selective Insurance Group, Inc.	27,923	$486,139
Stewart Information Services Corp. (a)	9,932	152,456
The Navigators Group, Inc. (b)	2,533	126,777
Tower Group, Inc. (a)	20,085	419,174
United Fire Group, Inc.	10,450	222,898

		3,277,135

INTERNET & CATALOG RETAIL — 0.2%
NutriSystem, Inc. (a)	14,387	166,314
PetMed Express, Inc. (a)	10,122	123,083

		289,397

INTERNET SOFTWARE & SERVICES — 1.0%
DealerTrack Holdings, Inc. (a)(b)	9,759	293,843
Digital River, Inc. (b)	18,974	315,348
Perficient, Inc. (b)	16,930	190,124
QuinStreet, Inc. (b)	4,800	44,448
United Online, Inc. (a)	47,561	200,707
XO Group, Inc. (b)	14,096	125,032

		1,169,502

IT SERVICES — 1.0%
Cardtronics, Inc. (b)	8,780	265,244
CIBER, Inc. (b)	37,136	160,056
CSG Systems International, Inc. (b)	6,988	120,753
ExlService Holdings, Inc. (b)	1,800	44,352
Heartland Payment Systems, Inc.	7,730	232,518
iGate Corp. (b)	8,284	140,994
NCI, Inc. (Class A) (b)	4,075	16,504
TeleTech Holdings, Inc. (b)	8,190	131,040
Virtusa Corp. (b)	5,092	67,978

		1,179,439

LEISURE EQUIPMENT & PRODUCTS — 1.1%
Arctic Cat, Inc. (b)	6,606	241,515
Brunswick Corp. (a)	31,030	689,487
Callaway Golf Co. (a)	33,603	198,594
JAKKS Pacific, Inc. (a)	11,277	180,545

		1,310,141

LIFE SCIENCES TOOLS & SERVICES — 0.8%
Affymetrix, Inc. (a)(b)	36,200	169,778
Cambrex Corp. (b)	15,204	143,070
Enzo Biochem, Inc. (b)	10,088	16,847
eResearch Technology, Inc. (a)(b)	12,185	97,358
PAREXEL International Corp. (b)	17,158	484,370

		911,423

MACHINERY — 4.9%
Actuant Corp. (Class A) (a)	35,191	955,788
Albany International Corp. (Class A)	14,540	272,043
Astec Industries, Inc. (b)	10,187	312,537
Barnes Group, Inc.	23,769	577,349
Briggs & Stratton Corp. (a)	24,785	433,490
Cascade Corp.	2,284	107,462
CIRCOR International, Inc.	5,158	175,836
EnPro Industries, Inc. (a)(b)	10,494	392,161
ESCO Technologies, Inc.	13,733	500,431
Federal Signal Corp. (a)(b)	31,948	186,576
John Bean Technologies Corp.	14,693	199,384
Kaydon Corp.	9,954	212,916
Lydall, Inc. (a)(b)	8,784	118,760
Mueller Industries, Inc.	19,586	834,168
Robbins & Myers, Inc.	6,227	260,413
Tennant Co.	3,182	127,121
Watts Water Technologies, Inc. (Class A) (a)	7,272	242,448

		5,908,883

MEDIA — 1.0%
Digital Generation, Inc. (a)(b)	14,386	177,955
Harte-Hanks, Inc. (a)	22,149	202,442
Live Nation Entertainment, Inc. (a)(b)	76,405	701,398
The E.W. Scripps Co. (Class A) (b)	16,025	154,000

		1,235,795

METALS & MINING — 2.2%
A.M. Castle & Co. (a)(b)	8,105	86,075
AK Steel Holding Corp. (a)	57,676	338,558
AMCOL International Corp. (a)	5,306	150,213
Century Aluminum Co. (a)(b)	27,623	202,476
Globe Specialty Metals, Inc. (a)	10,648	143,003
Haynes International, Inc.	2,369	120,677
Kaiser Aluminum Corp. (a)	8,079	418,815
Materion Corp.	10,380	239,051
Olympic Steel, Inc. (a)	4,704	77,240
RTI International Metals, Inc. (a)(b)	15,725	355,857
SunCoke Energy, Inc. (b)	35,732	523,474

		2,655,439

MULTI-UTILITIES — 1.1%
Avista Corp. (a)	29,978	800,413
CH Energy Group, Inc. (a)	2,974	195,362
NorthWestern Corp.	8,846	324,648

		1,320,423

MULTILINE RETAIL — 0.3%
Fred’s, Inc. (Class A) (a)	18,611	284,562
Tuesday Morning Corp. (a)(b)	21,841	93,698

		378,260

OIL, GAS & CONSUMABLE FUELS — 2.3%
Cloud Peak Energy, Inc. (a)(b)	23,958	405,130
Comstock Resources, Inc. (a)(b)	24,826	407,643
Gulfport Energy Corp. (a)(b)	8,076	166,608
Overseas Shipholding Group, Inc. (a)	13,222	146,896
PDC Energy, Inc. (a)(b)	9,364	229,605
Penn Virginia Corp. (a)	24,270	178,142
Petroquest Energy, Inc. (a)(b)	29,342	146,710
Stone Energy Corp. (b)	25,341	642,141
Swift Energy Co. (a)(b)	21,872	407,038

		2,729,913

PAPER & FOREST PRODUCTS — 0.7%
Buckeye Technologies, Inc.	6,790	193,447
Clearwater Paper Corp. (b)	4,682	159,750
KapStone Paper and Packaging Corp. (b)	5,988	94,910
Neenah Paper, Inc.	8,124	216,829
Wausau Paper Corp. (a)	25,249	245,673

		910,609

PERSONAL PRODUCTS — 0.4%
Inter Parfums, Inc.	4,092	70,669

See accompanying notes to financial statements.

200

SPDR S&P 600 Small Cap Value ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Prestige Brands Holdings, Inc. (b)	25,582	$404,451

		475,120

PHARMACEUTICALS — 0.1%
Par Pharmaceutical Cos., Inc. (b)	4,780	172,749

PROFESSIONAL SERVICES — 1.7%
CDI Corp. (a)	6,539	107,240
Heidrick & Struggles International, Inc.	9,176	160,580
Insperity, Inc.	11,798	319,136
Kelly Services, Inc. (Class A) (a)	14,315	184,807
Navigant Consulting, Inc. (b)	26,478	334,682
On Assignment, Inc. (b)	21,864	348,949
Resources Connection, Inc.	21,576	265,385
TrueBlue, Inc. (b)	20,838	322,572

		2,043,351

REAL ESTATE INVESTMENT TRUSTS — 9.5%
Acadia Realty Trust	8,601	199,371
Cedar Shopping Centers, Inc. (a)	28,654	144,703
Colonial Properties Trust	31,939	707,130
Cousins Properties, Inc.	52,980	410,595
DiamondRock Hospitality Co.	85,886	876,037
Entertainment Properties Trust (a)	11,412	469,147
Extra Space Storage, Inc.	27,276	834,646
Franklin Street Properties Corp.	36,849	389,862
Getty Realty Corp. (a)	13,880	265,802
Healthcare Realty Trust, Inc.	23,487	559,930
Inland Real Estate Corp.	27,411	229,704
Kilroy Realty Corp.	17,100	827,811
Kite Realty Group Trust	32,731	163,328
LaSalle Hotel Properties	43,862	1,278,139
Lexington Realty Trust (a)	69,135	585,573
LTC Properties, Inc.	7,076	256,717
Medical Properties Trust, Inc.	69,235	666,041
Parkway Properties, Inc. (a)	11,302	129,295
Pennsylvania Real Estate Investment Trust	28,627	428,833
Post Properties, Inc.	12,149	594,694
Sabra Healthcare REIT, Inc.	11,400	195,054
Saul Centers, Inc.	1,892	81,110
Sovran Self Storage, Inc.	6,856	343,417
Tanger Factory Outlet Centers, Inc.	19,366	620,680
Universal Health Realty Income Trust	2,193	91,075
Urstadt Biddle Properties, Inc. (Class A)	6,143	121,447

		11,470,141

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.2%
Forestar Group, Inc. (b)	18,178	232,860

ROAD & RAIL — 0.8%
Arkansas Best Corp.	12,890	162,414
Heartland Express, Inc. (a)	16,508	236,230
Knight Transportation, Inc. (a)	16,723	267,401
Old Dominion Freight Line, Inc. (b)	6,722	290,995

		957,040

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.4%
Advanced Energy Industries, Inc. (a)(b)	20,162	270,574
ATMI, Inc. (b)	8,968	184,472
Brooks Automation, Inc.	10,568	99,762
Cohu, Inc.	12,425	126,238
Diodes, Inc. (a)(b)	7,190	134,956
DSP Group, Inc. (b)	11,670	73,988
Kopin Corp. (a)(b)	18,466	63,523
Micrel, Inc.	9,492	90,459
Microsemi Corp. (b)	13,303	245,972
MKS Instruments, Inc.	10,184	294,623
Monolithic Power Systems, Inc. (b)	5,290	105,112
Nanometrics, Inc. (a)(b)	2,796	42,947
Pericom Semiconductor Corp. (b)	12,549	112,941
Rudolph Technologies, Inc. (a)(b)	16,374	142,781
Sigma Designs, Inc. (a)(b)	16,545	105,557
Standard Microsystems Corp. (b)	6,179	227,943
STR Holdings, Inc. (a)(b)	7,894	35,997
Supertex, Inc. (a)(b)	3,813	71,875
Tessera Technologies, Inc.	9,012	138,514
TriQuint Semiconductor, Inc. (a)(b)	36,036	198,198
Ultratech, Inc. (b)	4,179	131,639

		2,898,071

SOFTWARE — 1.0%
Bottomline Technologies, Inc. (b)	6,484	117,036
EPIQ Systems, Inc.	8,689	106,441
Monotype Imaging Holdings, Inc. (b)	9,213	154,502
Progress Software Corp. (b)	17,234	359,674
Take-Two Interactive Software, Inc. (b)	46,544	440,306
Vasco Data Security International (a)(b)	8,840	72,311

		1,250,270

SPECIALTY RETAIL — 4.6%
Big 5 Sporting Goods Corp.	11,111	83,999
Brown Shoe Co., Inc.	22,268	287,480
Cabela’s, Inc. (b)	22,490	850,347
Christopher & Banks Corp. (a)	17,423	20,559
Coldwater Creek, Inc. (a)(b)	41,981	22,922
Group 1 Automotive, Inc. (a)	11,827	539,429
Haverty Furniture Cos., Inc. (a)	9,890	110,471
Hot Topic, Inc. (a)	21,707	210,341
Kirkland’s, Inc. (b)	3,812	42,885
Lithia Motors, Inc. (Class A)	10,951	252,421
Lumber Liquidators Holdings, Inc. (a)(b)	4,288	144,891
MarineMax, Inc. (b)	12,482	118,704
OfficeMax, Inc. (a)(b)	44,994	227,670
Pep Boys-Manny, Moe & Jack (a)	27,588	273,121
Select Comfort Corp. (a)(b)	17,079	357,293
Sonic Automotive, Inc. (Class A) (a)	18,165	248,316
Stage Stores, Inc. (a)	15,597	285,737
Stein Mart, Inc. (b)	13,555	107,762
The Cato Corp. (Class A)	6,043	184,070
The Finish Line, Inc. (Class A)	13,643	285,275
The Men’s Wearhouse, Inc. (a)	26,056	733,216

See accompanying notes to financial statements.

201

SPDR S&P 600 Small Cap Value ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Zale Corp. (b)	12,436	$33,453
Zumiez, Inc. (b)	3,594	142,322

		5,562,684

TEXTILES, APPAREL & LUXURY GOODS — 1.8%
Crocs, Inc. (b)	29,366	474,261
Fifth & Pacific Cos, Inc. (a)(b)	27,749	297,747
Iconix Brand Group, Inc. (a)(b)	10,500	183,435
K-Swiss, Inc. (Class A) (a)(b)	13,270	40,872
Maidenform Brands, Inc. (b)	5,690	113,345
Movado Group, Inc.	8,924	223,278
Oxford Industries, Inc.	3,992	178,442
Perry Ellis International, Inc. (a)(b)	6,579	136,514
Quiksilver, Inc. (b)	61,894	144,213
Skechers U.S.A., Inc. (a)(b)	19,287	392,876

		2,184,983

THRIFTS & MORTGAGE FINANCE — 1.7%
Bank Mutual Corp. (a)	22,689	100,059
Brookline Bancorp, Inc.	35,834	317,131
Dime Community Bancshares	14,366	190,924
Northwest Bancshares, Inc.	49,826	583,462
Oritani Financial Corp.	6,132	88,239
Provident Financial Services, Inc.	27,754	426,024
TrustCo Bank Corp. NY (a)	48,296	263,696
ViewPoint Financial Group	5,568	87,084

		2,056,619

TOBACCO — 0.1%
Alliance One International, Inc. (a)(b)	44,970	155,596

TRADING COMPANIES & DISTRIBUTORS — 0.5%
Applied Industrial Technologies, Inc.	9,647	355,492
Kaman Corp. (a)	6,167	190,807
Lawson Products, Inc. (a)	1,917	17,732

		564,031

WIRELESS TELECOMMUNICATION SERVICES — 0.2%
NTELOS Holdings Corp.	7,530	141,941
USA Mobility, Inc.	11,369	146,205

		288,146

TOTAL COMMON STOCKS —
(Cost $125,429,374)		120,871,554

SHORT TERM INVESTMENTS — 16.0%
MONEY MARKET FUNDS — 16.0%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	19,171,041	19,171,041
State Street Institutional Liquid Reserves Fund 0.20% (d)(e)	184,093	184,093

TOTAL SHORT TERM INVESTMENTS —
(Cost $19,355,134)		19,355,134

TOTAL INVESTMENTS — 115.7% (f)
(Cost $144,784,508)		140,226,688
OTHER ASSETS & LIABILITIES — (15.7)%		(19,025,877)

NET ASSETS — 100.0%		$121,200,811

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

202

SPDR Global Dow ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.4%
AUSTRALIA — 1.2%
BHP Billiton, Ltd.	15,380	$495,818
National Australia Bank, Ltd.	24,914	601,167

		1,096,985

BELGIUM — 1.0%
Anheuser-Busch InBev NV	11,531	897,028

BRAZIL — 1.9%
Cia Energetica de Minas Gerais Preference Shares	44,277	823,263
Petroleo Brasileiro SA Preference Shares	1,500	13,563
Petroleo Brasileiro SA Preference Shares ADR	23,881	433,201
Vale SA Preference Shares	24,737	479,923

		1,749,950

CANADA — 1.3%
Potash Corp. of Saskatchewan, Inc.	10,579	461,784
Research In Motion, Ltd. (a)(b)	19,479	144,069
Royal Bank of Canada (a)	12,385	633,677

		1,239,530

CHINA — 2.8%
China Construction Bank Corp.	843,557	575,287
China Petroleum & Chemical Corp.	640,957	568,502
Industrial & Commercial Bank of China	966,680	534,631
PetroChina Co., Ltd.	496,895	637,386
Suntech Power Holdings Co., Ltd. ADR (b)	140,427	264,003

		2,579,809

DENMARK — 0.2%
Vestas Wind Systems A/S (a)(b)	32,605	180,440

FINLAND — 0.2%
Nokia Oyj	95,003	195,313

FRANCE — 5.3%
BNP Paribas	14,302	550,579
Carrefour SA (a)	26,154	482,759
Compagnie de Saint-Gobain	13,655	504,270
GDF Suez	21,326	507,581
LVMH Moet Hennessy Louis Vuitton SA	3,831	582,678
Societe Generale (b)	22,870	534,317
Total SA	13,066	588,640
Veolia Environnement SA (a)	40,671	515,309
Vinci SA	13,030	608,267

		4,874,400

GERMANY — 4.9%
Allianz SE	6,767	679,370
BASF SE	9,449	655,921
Daimler AG	13,086	586,967
Deutsche Bank AG	17,909	647,731
E.ON AG	31,576	681,216
SAP AG	11,803	697,179
Siemens AG	6,585	552,712

		4,501,096

HONG KONG — 2.7%
China Mobile, Ltd.	59,881	654,250
China Unicom (Hong Kong), Ltd. (a)	291,154	366,342
CLP Holdings, Ltd.	67,452	571,749
Esprit Holdings, Ltd.	254,286	324,215
Hutchison Whampoa, Ltd.	68,415	586,526

		2,503,082

INDIA — 2.0%
Bharti Airtel, Ltd.	70,779	386,695
Infosys Technologies, Ltd. ADR	12,125	546,353
Reliance Industries, Ltd. GDR (c)	16,646	441,119
Tata Steel, Ltd. GDR (b)	57,629	460,744

		1,834,911

ITALY — 0.9%
Assicurazioni Generali SpA (a)	38,079	515,135
UniCredit SpA (a)(b)	81,222	307,163

		822,298

JAPAN — 10.2%
Bridgestone Corp. (a)	28,464	647,477
Canon, Inc. (a)	13,721	544,266
Honda Motor Co., Ltd. (a)	20,330	700,428
Komatsu, Ltd.	25,661	603,977
Mitsubishi Corp. (a)	27,219	544,448
Mitsubishi UFJ Financial Group, Inc. (a)	145,308	688,387
Mitsui & Co., Ltd.	37,877	557,308
Mizuho Financial Group, Inc.	428,255	719,215
Nintendo Co., Ltd.	3,556	412,245
Nippon Steel Corp.	209,553	470,109
Panasonic Corp.	61,856	498,476
Seven & I Holdings Co., Ltd.	23,135	695,007
Sony Corp.	30,542	429,862
Takeda Pharmaceutical Co., Ltd.	12,785	579,243
Toshiba Corp.	161,659	607,817
Toyota Motor Corp.	17,628	704,766

		9,403,031

LUXEMBOURG — 0.5%
ArcelorMittal	31,693	487,064

MEXICO — 0.7%
America Movil SAB de CV	511,014	661,895

NETHERLANDS — 0.7%
Royal Dutch Shell PLC (Class A)	18,837	635,995

NETHERLANDS ANTILLES — 0.6%
Schlumberger, Ltd.	8,151	529,082

NORWAY — 0.1%
Renewable Energy Corp. ASA (a)(b)	393,686	145,038

PORTUGAL — 0.5%
EDP — Energias de Portugal SA	190,587	450,835

RUSSIA — 0.5%
Gazprom OAO ADR	985	9,357
Gazprom OAO ADR	50,537	476,564

		485,921

SOUTH KOREA — 1.6%
LG Electronics, Inc. (a)	10,457	556,928
Samsung Electronics Co., Ltd. GDR	1,658	881,227

		1,438,155

SPAIN — 1.6%
Banco Bilbao Vizcaya Argentaria SA	75,238	537,461

See accompanying notes to financial statements.

203

SPDR Global Dow ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Banco Santander SA	75,691	$501,507
Telefonica SA	31,698	417,147

		1,456,115

SWEDEN — 0.5%
Telefonaktiebolaget LM Ericsson (Class B)	55,520	507,148

SWITZERLAND — 3.7%
ABB, Ltd. (b)	32,031	522,851
Credit Suisse Group AG (b)	24,765	451,605
Nestle SA	10,783	644,246
Novartis AG	11,046	617,362
Roche Holding AG	3,756	649,215
UBS AG (b)	48,657	568,051

		3,453,330

TAIWAN — 0.8%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (b)	50,033	698,461

UNITED KINGDOM — 6.5%
Anglo American PLC	15,351	502,854
AstraZeneca PLC	13,617	609,332
BAE Systems PLC	140,098	634,160
BP PLC	98,407	651,265
GlaxoSmithKline PLC	29,056	659,440
HSBC Holdings PLC	73,756	649,095
National Grid PLC	61,204	648,449
Rio Tinto PLC	10,512	497,759
Tesco PLC	100,817	490,271
Vodafone Group PLC	235,507	662,116

		6,004,741

UNITED STATES — 46.5%
3M Co.	7,790	697,984
Abbott Laboratories	12,031	775,639
Alcoa, Inc.	51,120	447,300
Amazon.com, Inc. (b)	2,864	653,994
American Express Co.	12,433	723,725
Amgen, Inc.	11,156	814,834
Apple, Inc. (b)	1,564	913,376
AT&T, Inc.	22,304	795,361
Bank of America Corp.	86,484	707,439
Baxter International, Inc.	11,226	596,662
Carnival Corp.	19,734	676,284
Caterpillar, Inc.	7,141	606,342
Chevron Corp.	6,334	668,237
Cisco Systems, Inc.	38,303	657,663
Colgate-Palmolive Co.	6,900	718,290
ConocoPhillips	9,504	531,084
Deere & Co.	7,915	640,086
E. I. du Pont de Nemours & Co.	13,421	678,700
eBay, Inc. (b)	20,393	856,710
Express Scripts Holding Co. (b)	14,756	823,827
Exxon Mobil Corp.	8,549	731,538
FedEx Corp.	8,290	759,447
First Solar, Inc. (b)	7,063	106,369
Freeport-McMoRan Copper & Gold, Inc.	14,119	481,034
General Electric Co.	39,784	829,099
Gilead Sciences, Inc. (b)	15,771	808,737
Google, Inc. (Class A) (b)	1,162	674,041
Hewlett-Packard Co.	25,697	516,767
Honeywell International, Inc.	13,421	749,429
Intel Corp.	30,854	822,259
International Business Machines Corp.	3,690	721,690
Johnson & Johnson	9,521	643,239
JPMorgan Chase & Co.	18,546	662,649
Kraft Foods, Inc. (Class A)	17,697	683,458
McDonald’s Corp.	7,000	619,710
Medtronic, Inc.	17,912	693,732
Merck & Co., Inc.	19,015	793,876
Microsoft Corp.	23,607	722,138
Monsanto Co.	9,168	758,927
News Corp. (Class A)	37,617	838,483
NIKE, Inc. (Class B)	7,256	636,932
Pfizer, Inc.	32,701	752,123
Philip Morris International, Inc.	9,077	792,059
Southwest Airlines Co.	76,204	702,601
SunPower Corp. (b)	49,153	236,426
The Bank of New York Mellon Corp.	31,050	681,547
The Boeing Co.	9,898	735,421
The Coca-Cola Co.	8,727	682,364
The Goldman Sachs Group, Inc.	5,955	570,846
The Home Depot, Inc.	19,171	1,015,871
The NASDAQ OMX Group, Inc.	26,637	603,861
The Procter & Gamble Co.	9,791	599,699
The Travelers Cos., Inc.	12,623	805,852
The Walt Disney Co.	19,457	943,664
Time Warner, Inc.	20,630	794,255
United Parcel Service, Inc. (Class B)	9,445	743,888
United Technologies Corp.	8,430	636,718
Verizon Communications, Inc.	17,454	775,656
Visa, Inc. (Class A)	7,085	875,919
Wal-Mart Stores, Inc.	11,749	819,140
Wells Fargo & Co.	25,221	843,390

		42,848,391

TOTAL COMMON STOCKS —
(Cost $111,001,420)		91,680,044

SHORT TERM INVESTMENTS — 3.3%
MONEY MARKET FUNDS — 3.3%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	2,968,835	2,968,835
State Street Institutional Liquid Reserves Fund 0.20% (e)(f)	19,187	19,187

TOTAL SHORT TERM INVESTMENTS —
(Cost $2,988,022)		2,988,022

TOTAL INVESTMENTS — 102.7% (g)
(Cost $113,989,442)		94,668,066
OTHER ASSETS & LIABILITIES — (2.7)%		(2,464,708)

NET ASSETS — 100.0%		$92,203,358

See accompanying notes to financial statements.

204

SPDR Global Dow ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Non-income producing security.
(c)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 0.5% of net assets as of June 30, 2012, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Investment of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
ADR = American Depositary Receipt
GDR = Global Depositary Receipt
PLC = Public Limited Company

See accompanying notes to financial statements.

205

SPDR Dow Jones REIT ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.8%
DIVERSIFIED REITS — 6.5%
Colonial Properties Trust	434,928	$9,629,306
Cousins Properties, Inc. (a)	417,784	3,237,826
Liberty Property Trust (a)	582,616	21,463,574
PS Business Parks, Inc.	93,424	6,326,673
Vornado Realty Trust	918,980	77,175,940
Washington Real Estate Investment Trust (a)	328,702	9,351,572

		127,184,891

INDUSTRIAL REITS — 5.5%
DCT Industrial Trust, Inc. (a)	1,225,328	7,719,567
DuPont Fabros Technology, Inc. (a)	315,381	9,007,281
EastGroup Properties, Inc. (a)	140,867	7,508,211
First Industrial Realty Trust, Inc. (b)	407,724	5,145,477
First Potomac Realty Trust (a)	254,929	3,000,514
ProLogis	2,289,390	76,076,430

		108,457,480

OFFICE REITS — 16.2%
Alexandria Real Estate Equities, Inc.	308,922	22,464,808
BioMed Realty Trust, Inc. (a)	765,118	14,292,404
Boston Properties, Inc.	743,026	80,521,728
Brandywine Realty Trust (a)	714,643	8,818,695
CommonWealth REIT	417,246	7,977,744
Corporate Office Properties Trust (a)	358,667	8,432,261
Digital Realty Trust, Inc. (a)	549,664	41,263,276
Douglas Emmett, Inc.	696,425	16,087,418
Duke Realty Corp. (a)	1,329,020	19,456,853
Franklin Street Properties Corp.	376,708	3,985,571
Highwoods Properties, Inc. (a)	368,714	12,407,226
Kilroy Realty Corp. (a)	340,923	16,504,082
Mack-Cali Realty Corp.	433,729	12,608,502
Parkway Properties, Inc. (a)	109,156	1,248,745
Piedmont Office Realty Trust, Inc. (Class A)	861,202	14,821,286
SL Green Realty Corp. (a)	447,085	35,874,100

		316,764,699

RESIDENTIAL REITS — 18.5%
American Campus Communities, Inc.	372,515	16,755,725
Apartment Investment & Management Co. (Class A) (a)	602,508	16,285,791
AvalonBay Communities, Inc.	474,209	67,091,089
BRE Properties, Inc.	384,862	19,250,797
Camden Property Trust	400,495	27,101,497
Education Realty Trust, Inc.	463,520	5,135,802
Equity Lifestyle Properties, Inc.	205,946	14,204,096
Equity Residential	1,498,964	93,475,395
Essex Property Trust, Inc. (a)	175,608	27,029,583
Home Properties, Inc.	240,722	14,770,702
Mid-America Apartment Communities, Inc.	204,172	13,932,697
Post Properties, Inc.	265,506	12,996,519
Sun Communities, Inc. (a)	122,096	5,401,527
UDR, Inc.	1,140,260	29,464,318

		362,895,538

RETAIL REITS — 26.2%
Acadia Realty Trust (a)	218,912	5,074,380
CBL & Associates Properties, Inc. (a)	738,928	14,438,653
Cedar Shopping Centers, Inc. (a)	263,393	1,330,135
DDR Corp. (a)	1,154,507	16,901,982
Equity One, Inc. (a)	308,203	6,533,904
Federal Realty Investment Trust	317,548	33,053,571
General Growth Properties, Inc.	1,918,796	34,711,020
Glimcher Realty Trust	695,560	7,108,623
Inland Real Estate Corp. (a)	383,821	3,216,420
Kimco Realty Corp.	2,027,353	38,580,528
Kite Realty Group Trust (a)	305,374	1,523,816
Pennsylvania Real Estate Investment Trust	275,593	4,128,383
Ramco-Gershenson Properties Trust	220,566	2,772,515
Regency Centers Corp.	448,449	21,332,719
Rouse Properties, Inc. (a)(b)	112,709	1,527,207
Saul Centers, Inc.	40,353	1,729,933
Simon Property Group, Inc.	1,460,586	227,354,817
Tanger Factory Outlet Centers, Inc.	457,229	14,654,189
Taubman Centers, Inc.	288,732	22,278,561
The Macerich Co. (a)	657,948	38,851,829
Weingarten Realty Investors (a)	602,673	15,874,407

		512,977,592

SPECIALIZED REITS — 26.9%
Ashford Hospitality Trust, Inc. (a)	338,667	2,854,963
CubeSmart	568,510	6,634,512
DiamondRock Hospitality Co.	839,348	8,561,349
Extra Space Storage, Inc.	518,026	15,851,595
FelCor Lodging Trust, Inc. (a)(b)	619,594	2,912,092
HCP, Inc.	2,092,038	92,363,478
Health Care REIT, Inc.	1,065,121	62,096,554
Healthcare Realty Trust, Inc. (a)	388,180	9,254,211
Hersha Hospitality Trust (a)	877,606	4,633,760
Hospitality Properties Trust	615,386	15,243,111
Host Hotels & Resorts, Inc.	3,583,290	56,687,648
LaSalle Hotel Properties (a)	424,398	12,366,958
LTC Properties, Inc.	150,980	5,477,554
Pebblebrook Hotel Trust (a)	261,826	6,103,164
Public Storage	703,426	101,581,749
Senior Housing Properties Trust	811,209	18,106,185
Sovran Self Storage, Inc.	144,564	7,241,211
Sunstone Hotel Investors, Inc. (b)	592,888	6,515,839
Universal Health Realty Income Trust (a)	58,871	2,444,912
Ventas, Inc.	1,436,064	90,644,360

		527,575,205

TOTAL COMMON STOCKS —
(Cost $1,744,046,555)		1,955,855,405

SHORT TERM INVESTMENTS — 7.0%
MONEY MARKET FUNDS — 7.0%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	133,282,910	133,282,910

See accompanying notes to financial statements.

206

SPDR Dow Jones REIT ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

State Street Institutional Liquid Reserves Fund 0.20% (d)(e)	4,040,861	$4,040,861

TOTAL SHORT TERM INVESTMENTS —
(Cost $137,323,771)		137,323,771

TOTAL INVESTMENTS — 106.8% (f)
(Cost $1,881,370,326)		2,093,179,176
OTHER ASSETS & LIABILITIES — (6.8)%		(133,427,393)

NET ASSETS — 100.0%		$1,959,751,783

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

207

SPDR S&P Bank ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.7%
ASSET MANAGEMENT & CUSTODY BANKS — 5.4%
Northern Trust Corp.	848,484	$39,047,234
The Bank of New York Mellon Corp.	1,790,829	39,308,696

		78,355,930

DIVERSIFIED BANKS — 8.0%
Comerica, Inc.	1,244,943	38,232,200
U.S. Bancorp	1,219,699	39,225,520
Wells Fargo & Co.	1,168,019	39,058,555

		116,516,275

OTHER DIVERSIFIED FINANCIAL SERVICES — 7.9%
Bank of America Corp.	4,856,151	39,723,315
Citigroup, Inc.	1,321,980	36,235,472
JPMorgan Chase & Co.	1,090,023	38,946,522

		114,905,309

REGIONAL BANKS — 68.2%
Associated Banc-Corp.	2,975,092	39,241,464
Bank of Hawaii Corp. (a)	804,046	36,945,914
BB&T Corp.	1,265,478	39,039,996
CapitalSource, Inc.	5,587,876	37,550,527
CIT Group, Inc. (b)	1,063,209	37,892,769
City National Corp. (a)	765,306	37,178,566
Commerce Bancshares, Inc.	980,316	37,153,976
Cullen/Frost Bankers, Inc. (a)	658,035	37,830,432
East West Bancorp, Inc.	1,711,530	40,152,494
Fifth Third Bancorp	2,839,373	38,047,598
First Horizon National Corp. (a)	4,612,072	39,894,423
Fulton Financial Corp.	3,672,803	36,691,302
Hancock Holding Co.	1,257,285	38,271,755
Huntington Bancshares, Inc.	5,892,796	37,713,894
Keycorp	5,042,907	39,032,100
M&T Bank Corp.	459,306	37,924,896
PNC Financial Services Group, Inc.	618,549	37,799,529
Popular, Inc. (b)	2,396,324	39,802,942
Prosperity Bancshares, Inc. (a)	873,489	36,712,743
Regions Financial Corp.	5,969,459	40,293,848
Signature Bank (b)	608,529	37,102,013
SunTrust Banks, Inc.	1,655,182	40,105,060
SVB Financial Group (b)	646,875	37,984,500
TCF Financial Corp. (a)	3,349,675	38,454,269
Valley National Bancorp (a)	2,958,447	31,359,538
Zions Bancorporation (a)	1,995,200	38,746,784

		988,923,332

THRIFTS & MORTGAGE FINANCE — 10.2%
First Niagara Financial Group, Inc.	4,594,792	35,150,159
Hudson City Bancorp, Inc.	6,078,167	38,717,924
New York Community Bancorp, Inc. (a)	3,021,548	37,859,996
People’s United Financial, Inc. (a)	3,135,164	36,399,254

		148,127,333

TOTAL COMMON STOCKS —
(Cost $1,542,433,703)		1,446,828,179

SHORT TERM INVESTMENTS — 7.1%
MONEY MARKET FUNDS — 7.1%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	100,604,882	100,604,882
State Street Institutional Liquid Reserves Fund 0.20% (d)(e)	1,868,819	1,868,819

TOTAL SHORT TERM INVESTMENTS —
(Cost $102,473,701)		102,473,701

TOTAL INVESTMENTS — 106.8% (f)
(Cost $1,644,907,404)		1,549,301,880
OTHER ASSETS & LIABILITIES — (6.8)%		(98,671,486)

NET ASSETS — 100.0%		$1,450,630,394

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

208

SPDR S&P Capital Markets ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.5%
ASSET MANAGEMENT & CUSTODY BANKS — 61.7%
Affiliated Managers Group, Inc. (a)(b)	5,952	$651,446
American Capital, Ltd. (b)	68,101	685,777
Ameriprise Financial, Inc.	12,814	669,660
Apollo Investment Corp. (a)	71,783	551,293
Ares Capital Corp. (a)	39,614	632,239
BlackRock Kelso Capital Corp.	17,831	174,031
BlackRock, Inc.	3,568	605,918
Cohen & Steers, Inc. (a)	6,362	219,553
Eaton Vance Corp. (a)	24,818	668,845
Federated Investors, Inc. (Class B) (a)	30,954	676,345
Fifth Street Finance Corp.	35,524	354,530
Financial Engines, Inc. (a)(b)	11,234	240,969
Franklin Resources, Inc. (a)	5,779	641,411
Hercules Technology Growth Capital, Inc. (a)	17,175	194,764
Invesco, Ltd.	27,194	614,584
Janus Capital Group, Inc. (a)	83,234	650,890
Legg Mason, Inc.	24,288	640,475
Main Street Capital Corp.	11,684	282,753
MCG Capital Corp. (a)	20,096	92,442
Northern Trust Corp. (a)	14,373	661,445
PennantPark Investment Corp. (a)	18,539	191,879
Prospect Capital Corp. (a)	57,154	650,984
SEI Investments Co.	33,984	675,942
State Street Corp. (a)(c)	14,765	659,110
T. Rowe Price Group, Inc. (a)	10,565	665,172
The Bank of New York Mellon Corp. (a)	30,319	665,502
Triangle Capital Corp. (a)	8,260	188,163
Virtus Investment Partners, Inc. (a)(b)	1,200	97,200
Waddell & Reed Financial, Inc. (Class A) (a)	21,480	650,414

		14,353,736

INVESTMENT BANKING & BROKERAGE — 37.8%
BGC Partners, Inc. (Class A)	56,976	334,449
E*TRADE Financial Corp. (b)	75,885	610,115
Evercore Partners, Inc. (Class A) (a)	14,213	332,442
Greenhill & Co., Inc. (a)	18,506	659,739
Investment Technology Group, Inc. (a)(b)	21,764	200,229
Jefferies Group, Inc. (a)	45,497	591,006
KBW, Inc. (a)	13,740	226,023
Knight Capital Group, Inc. (Class A) (a)(b)	45,805	546,912
Lazard, Ltd. (Class A)	26,720	694,453
LPL Investment Holdings, Inc. (a)	18,854	636,699
Morgan Stanley	45,336	661,452
Piper Jaffray Co., Inc. (a)(b)	7,189	168,438
Raymond James Financial, Inc. (a)	18,649	638,542
Stifel Financial Corp. (a)(b)	18,384	568,065
TD Ameritrade Holding Corp. (a)	36,993	628,881
The Charles Schwab Corp. (a)	50,491	652,849
The Goldman Sachs Group, Inc.	6,558	628,650

		8,778,944

TOTAL COMMON STOCKS —
(Cost $30,644,932)		23,132,680

SHORT TERM INVESTMENTS — 26.3%
MONEY MARKET FUNDS — 26.3%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	6,047,169	6,047,169
State Street Institutional Liquid Reserves Fund 0.20% (e)(f)	75,427	75,427

TOTAL SHORT TERM INVESTMENTS —
(Cost $6,122,596)		6,122,596

TOTAL INVESTMENTS — 125.8% (g)
(Cost $36,767,528)		29,255,276
OTHER ASSETS & LIABILITIES — (25.8)%		(5,991,795)

NET ASSETS — 100.0%		$23,263,481

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Non-income producing security.
(c)	Affiliated issuer. (Note 3)
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

209

SPDR S&P Insurance ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.8%
INSURANCE BROKERS — 9.8%
Aon PLC	48,224	$2,255,919
Arthur J. Gallagher & Co. (a)	65,297	2,289,966
Brown & Brown, Inc.	86,754	2,365,782
Marsh & McLennan Cos., Inc.	70,472	2,271,312

		9,182,979

LIFE & HEALTH INSURANCE — 20.0%
Aflac, Inc.	55,512	2,364,256
Lincoln National Corp.	107,514	2,351,331
MetLife, Inc.	75,777	2,337,721
Principal Financial Group, Inc.	90,912	2,384,622
Protective Life Corp. (a)	83,564	2,457,617
Prudential Financial, Inc.	46,965	2,274,515
Torchmark Corp. (a)	47,448	2,398,496
Unum Group	113,962	2,180,093

		18,748,651

MULTI-LINE INSURANCE — 17.3%
American Financial Group, Inc.	57,966	2,274,006
American International Group, Inc. (b)	73,934	2,372,542
Assurant, Inc.	66,363	2,312,087
Genworth Financial, Inc. (Class A) (b)	419,075	2,371,965
Hartford Financial Services Group, Inc.	131,308	2,314,960
HCC Insurance Holdings, Inc.	71,203	2,235,774
Loews Corp.	56,510	2,311,824

		16,193,158

PROPERTY & CASUALTY INSURANCE — 33.8%
ACE, Ltd.	30,930	2,292,841
Alleghany Corp. (b)	6,856	2,329,326
Allied World Assurance Company Holdings, Ltd.	29,016	2,305,902
Assured Guaranty, Ltd.	184,364	2,599,532
Axis Capital Holdings, Ltd.	69,098	2,249,140
Cincinnati Financial Corp. (a)	61,411	2,337,917
Fidelity National Financial, Inc. (Class A) (a)	115,520	2,224,915
Old Republic International Corp. (a)	221,666	1,837,611
ProAssurance Corp.	24,081	2,145,376
The Allstate Corp.	65,729	2,306,431
The Chubb Corp.	31,471	2,291,718
The Progressive Corp.	102,923	2,143,886
The Travelers Cos., Inc.	36,333	2,319,499
W.R. Berkley Corp. (a)	58,819	2,289,235

		31,673,329

REINSURANCE — 18.9%
Alterra Capital Holdings Ltd. (a)	66,062	1,542,548
Arch Capital Group, Ltd. (b)	58,630	2,327,025
Everest Re Group, Ltd.	22,082	2,285,266
PartnerRe, Ltd.	31,259	2,365,369
Reinsurance Group of America, Inc.	44,272	2,355,713
RenaissanceRe Holdings, Ltd.	29,810	2,265,858
Validus Holdings, Ltd.	71,034	2,275,219
XL Group PLC	110,533	2,325,614

		17,742,612

TOTAL COMMON STOCKS —
(Cost $99,943,827)		93,540,729

SHORT TERM INVESTMENTS — 8.8%
MONEY MARKET FUNDS — 8.8%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	8,166,300	8,166,300
State Street Institutional Liquid Reserves Fund 0.20% (d)(e)	34,077	34,077

TOTAL SHORT TERM INVESTMENTS —
(Cost $8,200,377)		8,200,377

TOTAL INVESTMENTS — 108.6% (f)
(Cost $108,144,204)		101,741,106
OTHER ASSETS & LIABILITIES — (8.6)%		(8,042,944)

NET ASSETS — 100.0%		$93,698,162

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
PLC = Public Limited Company

See accompanying notes to financial statements.

210

SPDR S&P Mortgage Finance ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.8%
HOUSEHOLD DURABLES — 22.5%
D.R. Horton, Inc. (a)	6,710	$123,330
Lennar Corp. (Class A) (a)	4,036	124,753
M.D.C. Holdings, Inc.	3,950	129,046
NVR, Inc. (a)(b)	135	114,750
Pulte Group, Inc. (a)(b)	11,933	127,683
The Ryland Group, Inc. (a)	4,991	127,670
Toll Brothers, Inc. (a)(b)	4,150	123,380

		870,612

INSURANCE — 53.4%
ACE, Ltd.	1,471	109,045
Allied World Assurance Company Holdings, Ltd. (a)	1,381	109,748
Amtrust Financial Services, Inc. (a)	1,750	51,993
Aspen Insurance Holdings, Ltd. (a)	2,276	65,777
Assured Guaranty, Ltd. (a)	8,762	123,544
Axis Capital Holdings, Ltd.	3,286	106,959
Cincinnati Financial Corp. (a)	2,919	111,126
CNA Financial Corp.	1,639	45,433
Employers Holdings, Inc. (a)	1,295	23,362
Fidelity National Financial, Inc. (Class A)	5,489	105,718
First American Financial Corp. (a)	4,191	71,079
MBIA, Inc. (a)(b)	11,244	121,548
Mercury General Corp. (a)	1,201	50,046
Old Republic International Corp.	10,536	87,344
ProAssurance Corp.	963	85,794
RLI Corp. (a)	768	52,378
The Allstate Corp. (a)	3,123	109,586
The Chubb Corp.	1,498	109,084
The Hanover Insurance Group, Inc.	1,532	59,947
The Progressive Corp. (a)	4,893	101,921
The Travelers Cos., Inc.	1,724	110,060
Tower Group, Inc. (a)	1,674	34,936
W.R. Berkley Corp. (a)	2,798	108,898
XL Group PLC	5,255	110,565

		2,065,891

THRIFTS & MORTGAGE FINANCE — 23.9%
Astoria Financial Corp. (a)	5,945	58,261
BankUnited, Inc. (a)	1,852	43,670
Brookline Bancorp, Inc.	2,386	21,116
Capitol Federal Financial, Inc. (a)	5,695	67,657
Hudson City Bancorp, Inc. (a)	17,741	113,010
MGIC Investment Corp. (a)(b)	42,862	123,443
New York Community Bancorp, Inc. (a)	8,819	110,502
Northwest Bancshares, Inc. (a)	3,043	35,634
Ocwen Financial Corp. (a)(b)	6,212	116,661
Oritani Financial Corp. (a)	2,173	31,269
People’s United Financial, Inc. (a)	9,151	106,243
Provident Financial Services, Inc. (a)	1,728	26,525
TFS Financial Corp. (b)	1,534	14,650
Washington Federal, Inc.	3,178	53,676

		922,317

TOTAL COMMON STOCKS —
(Cost $3,304,074)		3,858,820

SHORT TERM INVESTMENTS — 26.1%
MONEY MARKET FUNDS — 26.1%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	1,006,471	1,006,471
State Street Institutional Liquid Reserves Fund 0.20% (d)(e)	3,673	3,673

TOTAL SHORT TERM INVESTMENTS —
(Cost $1,010,144)		1,010,144

TOTAL INVESTMENTS — 125.9% (f)
(Cost $4,314,218)		4,868,964
OTHER ASSETS & LIABILITIES — (25.9)%		(1,002,167)

NET ASSETS — 100.0%		$3,866,797

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
PLC = Public Limited Company

See accompanying notes to financial statements.

211

SPDR S&P Regional Banking ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.8%
REGIONAL BANKS — 96.3%
Associated Banc-Corp.	1,604,672	$21,165,624
BancorpSouth, Inc.	1,505,776	21,863,867
Bank of Hawaii Corp. (a)	433,642	19,925,850
Bank of the Ozarks, Inc. (a)	463,984	13,956,639
BB&T Corp.	682,614	21,058,642
BBCN Bancorp, Inc. (b)	776,131	8,452,067
BOK Financial Corp.	170,363	9,915,127
Boston Private Financial Holdings, Inc.	1,112,424	9,933,946
CapitalSource, Inc.	3,013,881	20,253,280
Cathay General Bancorp (a)	930,054	15,355,192
Chemical Financial Corp. (a)	153,453	3,299,239
CIT Group, Inc. (b)	573,453	20,437,865
Citizens Republic Bancorp, Inc. (a)(b)	604,812	10,360,430
City Holding Co. (a)	124,420	4,191,710
City National Corp.	412,766	20,052,172
Columbia Banking System, Inc. (a)	577,414	10,866,931
Commerce Bancshares, Inc.	528,770	20,040,383
Community Bank System, Inc. (a)	512,883	13,909,387
Cullen/Frost Bankers, Inc. (a)	354,957	20,406,478
CVB Financial Corp. (a)	1,848,854	21,539,149
East West Bancorp, Inc.	923,138	21,656,817
F.N.B. Corp. (a)	1,793,999	19,500,769
Fifth Third Bancorp	1,531,473	20,521,738
First Commonwealth Financial Corp. (a)	1,412,453	9,505,809
First Financial Bancorp	563,051	8,997,555
First Financial Bankshares, Inc. (a)	185,523	6,411,675
First Horizon National Corp. (a)	2,487,608	21,517,809
First Midwest Bancorp, Inc.	1,150,215	12,629,361
First Republic Bank (b)	622,451	20,914,354
FirstMerit Corp.	1,279,957	21,144,890
Fulton Financial Corp.	2,037,231	20,351,938
Glacier Bancorp, Inc. (a)	731,710	11,334,188
Hancock Holding Co.	678,162	20,643,251
Home Bancshares, Inc.	162,907	4,981,696
Huntington Bancshares, Inc.	3,178,404	20,341,786
IBERIABANK Corp. (a)	365,759	18,452,542
Independent Bank Corp.-Massachusetts (a)	113,270	3,308,617
International Bancshares Corp.	528,253	10,311,499
Investors Bancorp, Inc. (b)	430,294	6,493,136
Keycorp	2,719,975	21,052,606
M&T Bank Corp.	247,677	20,450,690
MB Financial, Inc.	544,705	11,732,946
National Penn Bancshares, Inc. (a)	1,767,570	16,915,645
NBT Bancorp, Inc. (a)	279,848	6,041,918
Old National Bancorp (a)	1,227,410	14,741,194
Oriental Financial Group, Inc.	592,018	6,559,559
PacWest Bancorp	448,147	10,607,639
Park National Corp. (a)	79,029	5,512,273
Pinnacle Financial Partners, Inc. (a)(b)	343,939	6,710,250
PNC Financial Services Group, Inc.	333,682	20,391,307
Popular, Inc. (b)	1,292,490	21,468,259
PrivateBancorp, Inc. (a)	927,739	13,693,428
Prosperity Bancshares, Inc. (a)	471,117	19,801,047
Regions Financial Corp.	3,219,757	21,733,360
S&T Bancorp, Inc. (a)	215,536	3,980,950
Signature Bank (b)	328,251	20,013,463
State Bank Financial Corp. (a)(b)	286,545	4,344,022
Sterling Financial Corp. (b)	236,700	4,471,263
SunTrust Banks, Inc.	892,782	21,632,108
Susquehanna Bancshares, Inc.	2,099,821	21,628,156
SVB Financial Group (b)	348,893	20,486,997
Synovus Financial Corp. (a)	11,315,153	22,404,003
TCF Financial Corp.	1,806,710	20,741,031
Texas Capital Bancshares, Inc. (a)(b)	510,575	20,622,124
Trustmark Corp. (a)	687,167	16,821,848
UMB Financial Corp. (a)	396,996	20,338,105
Umpqua Holdings Corp. (a)	1,587,944	20,897,343
United Bankshares, Inc. (a)	793,966	20,547,840
Valley National Bancorp (a)	1,774,327	18,807,866
Westamerica Bancorporation (a)	300,370	14,174,460
Western Alliance Bancorp (b)	858,595	8,036,449
Wintrust Financial Corp. (a)	578,946	20,552,583
Zions Bancorporation (a)	1,076,171	20,899,241

		1,124,815,381

THRIFTS & MORTGAGE FINANCE — 3.5%
First Niagara Financial Group, Inc.	2,478,256	18,958,658
Webster Financial Corp.	982,269	21,275,947

		40,234,605

TOTAL COMMON STOCKS —
(Cost $1,194,232,450)		1,165,049,986

SHORT TERM INVESTMENTS — 11.1%
MONEY MARKET FUNDS — 11.1%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	128,355,506	128,355,506
State Street Institutional Liquid Reserves Fund 0.20% (d)(e)	969,167	969,167

TOTAL SHORT TERM INVESTMENTS —
(Cost $129,324,673)		129,324,673

TOTAL INVESTMENTS — 110.9% (f)
(Cost $1,323,557,123)		1,294,374,659
OTHER ASSETS & LIABILITIES — (10.9)%		(126,721,704)

NET ASSETS — 100.0%		$1,167,652,955

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

212

SPDR Morgan Stanley Technology ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.9%
COMMUNICATIONS EQUIPMENT — 13.6%
Cisco Systems, Inc.	240,104	$4,122,586
F5 Networks, Inc. (a)	41,115	4,093,409
Juniper Networks, Inc. (a)	234,744	3,828,674
Nokia Oyj ADR (b)	920,397	1,905,222
QUALCOMM, Inc.	81,982	4,564,758
Telefonaktiebolaget LM Ericsson (Class B) ADR	459,668	4,196,769

		22,711,418

COMPUTERS & PERIPHERALS — 15.2%
Apple, Inc. (a)	11,305	6,602,120
Dell, Inc. (a)(b)	286,544	3,587,531
EMC Corp. (a)	193,153	4,950,511
Hewlett-Packard Co.	166,703	3,352,397
Seagate Technology PLC (b)	279,180	6,904,122

		25,396,681

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.8%
Flextronics International, Ltd. (a)	743,947	4,612,471

INTERNET & CATALOG RETAIL — 3.3%
Amazon.com, Inc. (a)	23,791	5,432,675

INTERNET SOFTWARE & SERVICES — 12.9%
eBay, Inc. (a)	141,708	5,953,153
Google, Inc. (Class A) (a)	6,882	3,992,041
LinkedIn Corp. (Class A) (a)	65,377	6,947,614
Yahoo!, Inc. (a)	287,895	4,557,378

		21,450,186

IT SERVICES — 15.0%
Accenture PLC (Class A)	79,510	4,777,756
Cognizant Technology Solutions Corp. (Class A) (a)	65,762	3,945,720
International Business Machines Corp.	23,458	4,587,916
Teradata Corp. (a)(b)	87,428	6,295,690
Visa, Inc. (Class A)	44,195	5,463,828

		25,070,910

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 17.0%
Analog Devices, Inc. (b)	126,048	4,748,228
Applied Materials, Inc.	416,998	4,778,797
Broadcom Corp. (Class A) (a)	149,926	5,067,499
Intel Corp.	185,400	4,940,910
NVIDIA Corp. (a)	318,824	4,406,148
Texas Instruments, Inc.	150,086	4,305,967

		28,247,549

SOFTWARE — 20.1%
Activision Blizzard, Inc. (b)	362,606	4,347,646
Intuit, Inc. (b)	83,170	4,936,140
Microsoft Corp.	165,690	5,068,457
Oracle Corp.	147,426	4,378,552
Salesforce.com, Inc. (a)(b)	40,213	5,559,849
SAP AG ADR (b)	79,486	4,718,289
VMware, Inc. (Class A) (a)	50,163	4,566,840

		33,575,773

TOTAL COMMON STOCKS —
(Cost $170,332,913)		166,497,663

SHORT TERM INVESTMENTS — 8.5%
MONEY MARKET FUNDS — 8.5%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	13,936,861	13,936,861
State Street Institutional Liquid Reserves Fund 0.20% (d)(e)	182,957	182,957

TOTAL SHORT TERM INVESTMENTS —
(Cost $14,119,818)		14,119,818

TOTAL INVESTMENTS — 108.4% (f)
(Cost $184,452,731)		180,617,481
OTHER ASSETS & LIABILITIES — (8.4)%		(13,964,343)

NET ASSETS — 100.0%		$166,653,138

(a)	Non-income producing security.
(b)	A portion of the security was on loan at June 30, 2012.
(c)	Investment of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
ADR = American Depositary Receipt
PLC = Public Limited Company

See accompanying notes to financial statements.

213

SPDR S&P Dividend ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.6%
BEVERAGES — 3.4%
PepsiCo, Inc.	2,360,275	$166,777,032
The Coca-Cola Co.	1,846,006	144,339,209

		311,116,241

CAPITAL MARKETS — 3.0%
Eaton Vance Corp. (a)	5,227,183	140,872,582
T. Rowe Price Group, Inc.	2,088,566	131,496,115

		272,368,697

CHEMICALS — 5.0%
Air Products & Chemicals, Inc.	2,070,915	167,184,968
PPG Industries, Inc.	1,123,314	119,206,082
RPM International, Inc.	6,178,141	168,045,435

		454,436,485

COMMERCIAL BANKS — 2.2%
Commerce Bancshares, Inc. (a)	3,122,329	118,336,269
United Bankshares, Inc. (a)(b)	3,256,779	84,285,441

		202,621,710

COMMERCIAL SERVICES & SUPPLIES — 4.5%
ABM Industries, Inc. (a)(b)	2,728,519	53,369,832
Pitney Bowes, Inc. (a)(b)	23,671,553	354,363,148

		407,732,980

COMPUTERS & PERIPHERALS — 1.7%
Diebold, Inc. (b)	4,206,077	155,246,302

CONTAINERS & PACKAGING — 3.3%
Bemis Co., Inc. (a)(b)	5,482,890	171,833,772
Sonoco Products Co.	4,427,919	133,501,758

		305,335,530

DISTRIBUTORS — 1.7%
Genuine Parts Co. (a)	2,521,084	151,895,311

DIVERSIFIED TELECOMMUNICATION SERVICES — 3.0%
AT&T, Inc.	7,617,941	271,655,776

ELECTRICAL EQUIPMENT — 2.8%
Brady Corp. (Class A) (a)(b)	2,890,505	79,517,793
Emerson Electric Co.	3,696,514	172,183,622

		251,701,415

FOOD & STAPLES RETAILING — 5.3%
Sysco Corp. (a)	7,006,796	208,872,589
Wal-Mart Stores, Inc.	1,869,323	130,329,200
Walgreen Co.	4,883,087	144,441,713

		483,643,502

FOOD PRODUCTS — 2.5%
Archer-Daniels-Midland Co.	3,508,108	103,559,348
McCormick & Co., Inc. (a)	1,988,341	120,592,882

		224,152,230

GAS UTILITIES — 6.7%
National Fuel Gas Co. (a)	3,840,045	180,405,314
Northwest Natural Gas Co. (a)	1,053,511	50,147,124
Piedmont Natural Gas Co., Inc. (a)	3,244,146	104,429,060
Questar Corp. (a)	7,627,191	159,103,204
WGL Holdings, Inc. (a)(b)	2,997,711	119,159,012

		613,243,714

HEALTH CARE EQUIPMENT & SUPPLIES — 2.9%
Becton, Dickinson and Co. (a)	1,714,263	128,141,159
Medtronic, Inc.	3,612,013	139,893,264

		268,034,423

HOTELS, RESTAURANTS & LEISURE — 1.7%
McDonald’s Corp.	1,772,884	156,953,420

HOUSEHOLD DURABLES — 3.0%
Leggett & Platt, Inc. (a)(b)	13,095,592	276,709,859

HOUSEHOLD PRODUCTS — 7.8%
Colgate-Palmolive Co.	1,297,029	135,020,719
Kimberly-Clark Corp.	2,375,878	199,027,300
The Clorox Co. (a)	2,733,277	198,053,251
The Procter & Gamble Co.	2,928,018	179,341,103

		711,442,373

INDUSTRIAL CONGLOMERATES — 1.6%
3M Co.	1,673,946	149,985,562

INSURANCE — 8.6%
Aflac, Inc.	4,152,694	176,863,238
Cincinnati Financial Corp. (a)	6,250,334	237,950,215
Mercury General Corp.	1,482,757	61,786,484
Old Republic International Corp. (b)	23,075,011	191,291,841
The Chubb Corp.	1,608,301	117,116,479

		785,008,257

IT SERVICES — 1.8%
Automatic Data Processing, Inc.	2,936,030	163,419,430

MACHINERY — 5.0%
Dover Corp.	2,006,121	107,548,147
Illinois Tool Works, Inc.	2,326,353	123,040,810
Pentair, Inc. (a)	2,697,868	103,274,387
Stanley Black & Decker, Inc.	1,903,173	122,488,214

		456,351,558

MEDIA — 1.4%
The McGraw-Hill Cos., Inc.	2,760,705	124,231,725

METALS & MINING — 2.4%
Nucor Corp.	5,769,999	218,682,962

MULTI-UTILITIES — 4.1%
Black Hills Corp. (a)(b)	2,351,685	75,653,706
Consolidated Edison, Inc.	3,356,889	208,764,927
Vectren Corp.	3,090,604	91,234,630

		375,653,263

MULTILINE RETAIL — 1.2%
Target Corp.	1,822,544	106,053,835

OIL, GAS & CONSUMABLE FUELS — 1.7%
Exxon Mobil Corp.	1,863,695	159,476,381

PHARMACEUTICALS — 4.2%
Abbott Laboratories	2,700,249	174,085,053
Johnson & Johnson (a)	3,163,779	213,744,909

		387,829,962

See accompanying notes to financial statements.

214

SPDR S&P Dividend ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

REAL ESTATE INVESTMENT TRUSTS — 4.6%
Federal Realty Investment Trust (a)	1,444,111	$150,317,514
HCP, Inc.	6,060,012	267,549,530

		417,867,044

SPECIALTY RETAIL — 1.4%
Lowe’s Cos., Inc.	4,565,741	129,849,674

TEXTILES, APPAREL & LUXURY GOODS — 1.1%
V.F. Corp.	737,366	98,401,493

TOTAL COMMON STOCKS —
(Cost $8,444,953,138)		9,091,101,114

SHORT TERM INVESTMENTS — 10.3%
MONEY MARKET FUNDS — 10.3%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	923,885,678	923,885,678
State Street Institutional Liquid Reserves Fund 0.20% (d)(e)	13,086,860	13,086,860

TOTAL SHORT TERM INVESTMENTS —
(Cost $936,972,538)		936,972,538

TOTAL INVESTMENTS — 109.9% (f)
(Cost $9,381,925,676)		10,028,073,652
OTHER ASSETS & LIABILITIES — (9.9)%		(904,766,209)

NET ASSETS — 100.0%		$9,123,307,443

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Affiliated issuer. (Note 3)
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

215

SPDR S&P Aerospace & Defense ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.7%
AEROSPACE & DEFENSE — 99.7%
AAR Corp. (a)	15,300	$206,244
Aerovironment, Inc. (a)(b)	8,245	216,926
Alliant Techsystems, Inc. (a)	10,783	545,296
American Science & Engineering, Inc. (a)	2,373	133,956
BE Aerospace, Inc. (a)(b)	14,081	614,776
Ceradyne, Inc.	7,050	180,833
Cubic Corp.	2,718	130,681
Curtiss-Wright Corp. (a)	7,326	227,472
DigitalGlobe, Inc. (b)	15,635	237,027
Esterline Technologies Corp. (a)(b)	8,518	531,097
Exelis, Inc.	43,600	429,896
General Dynamics Corp. (a)	9,314	614,351
GeoEye, Inc. (b)	9,473	146,642
Goodrich Corp.	4,722	599,222
HEICO Corp. (a)	7,330	289,682
Hexcel Corp. (a)(b)	24,736	637,941
Honeywell International, Inc.	10,656	595,031
Huntington Ingalls Industries, Inc. (b)	7,013	282,203
L-3 Communications Holdings, Inc. (a)	8,570	634,266
Lockheed Martin Corp. (a)	7,163	623,754
Moog, Inc. (Class A) (a)(b)	3,618	149,604
National Presto Industries, Inc. (a)	2,093	146,029
Northrop Grumman Corp. (a)	9,982	636,752
Orbital Sciences Corp. (a)(b)	10,743	138,800
Precision Castparts Corp.	3,638	598,415
Raytheon Co. (a)	11,567	654,577
Rockwell Collins, Inc. (a)	11,859	585,242
Spirit Aerosystems Holdings, Inc. (Class A) (b)	25,986	619,246
Teledyne Technologies, Inc. (a)(b)	4,578	282,234
Textron, Inc. (a)	24,543	610,384
The Boeing Co.	8,531	633,853
TransDigm Group, Inc. (a)(b)	4,693	630,270
Triumph Group, Inc. (a)	9,494	534,227
United Technologies Corp.	7,902	596,838

TOTAL COMMON STOCKS —
(Cost $13,817,901)		14,693,767

SHORT TERM INVESTMENTS — 24.5%
MONEY MARKET FUNDS — 24.5%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	3,569,434	3,569,434
State Street Institutional Liquid Reserves Fund 0.20% (d)(e)	33,594	33,594

TOTAL SHORT TERM INVESTMENTS —
(Cost $3,603,028)		3,603,028

TOTAL INVESTMENTS — 124.2% (f)
(Cost $17,420,929)		18,296,795
OTHER ASSETS & LIABILITIES — (24.2)%		(3,565,835)

NET ASSETS — 100.0%		$14,730,960

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

216

SPDR S&P Biotech ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.8%
BIOTECHNOLOGY — 99.8%
Achillion Pharmaceuticals, Inc. (a)(b)	1,676,032	$10,391,398
Acorda Therapeutics, Inc. (b)	481,859	11,352,598
Affymax, Inc. (a)(b)	1,160,538	14,947,729
Alexion Pharmaceuticals, Inc. (b)	174,517	17,329,538
Alkermes PLC (b)	1,048,220	17,788,293
Alnylam Pharmaceuticals, Inc. (a)(b)	418,339	4,882,016
Amgen, Inc.	234,216	17,107,137
Amylin Pharmaceuticals, Inc. (b)	586,592	16,559,492
Arena Pharmaceuticals, Inc. (a)(b)	2,436,809	24,319,354
ARIAD Pharmaceuticals, Inc. (a)(b)	942,295	16,216,897
Aveo Pharmaceuticals, Inc. (a)(b)	488,357	5,938,421
Biogen Idec, Inc. (b)	120,854	17,448,901
BioMarin Pharmaceutical, Inc. (a)(b)	443,907	17,569,839
Celgene Corp. (b)	248,049	15,914,824
Cepheid, Inc. (a)(b)	434,526	19,445,039
Cubist Pharmaceuticals, Inc. (a)(b)	390,094	14,788,464
Dendreon Corp. (a)(b)	2,556,586	18,918,736
Dynavax Technologies Corp. (a)(b)	3,096,077	13,375,053
Emergent Biosolutions, Inc. (b)	215,713	3,268,052
Enzon Pharmaceuticals, Inc. (a)(b)	216,174	1,485,115
Exact Sciences Corp. (a)(b)	539,524	5,783,697
Exelixis, Inc. (a)(b)	2,024,508	11,195,529
Genomic Health, Inc. (a)(b)	181,517	6,062,668
Gilead Sciences, Inc. (b)	325,012	16,666,615
Halozyme Therapeutics, Inc. (a)(b)	1,540,121	13,645,472
Human Genome Sciences, Inc. (b)	1,211,139	15,902,255
Idenix Pharmaceuticals, Inc. (a)(b)	1,792,419	18,461,916
ImmunoGen, Inc. (a)(b)	546,147	9,164,347
Incyte Corp. (a)(b)	708,156	16,075,141
InterMune, Inc. (a)(b)	1,563,170	18,679,882
Ironwood Pharmaceuticals, Inc. (a)(b)	460,148	6,340,839
Isis Pharmaceuticals, Inc. (a)(b)	629,391	7,552,692
Medivation, Inc. (b)	185,611	16,964,845
Momenta Pharmaceuticals, Inc. (a)(b)	491,556	6,645,837
Myriad Genetics, Inc. (b)	701,948	16,685,304
Neurocrine Biosciences, Inc. (b)	875,705	6,926,827
NPS Pharmaceuticals, Inc. (b)	658,491	5,669,608
Onyx Pharmaceuticals, Inc. (b)	340,822	22,647,622
Opko Health, Inc. (a)(b)	1,795,961	8,261,421
Pharmacyclics, Inc. (a)(b)	408,497	22,308,021
Regeneron Pharmaceuticals, Inc. (b)	124,438	14,213,308
Rigel Pharmaceuticals, Inc. (a)(b)	381,457	3,547,550
Seattle Genetics, Inc. (a)(b)	685,829	17,413,198
Spectrum Pharmaceuticals, Inc. (a)(b)	1,365,994	21,254,867
Theravance, Inc. (a)(b)	724,014	16,087,591
United Therapeutics Corp. (b)	372,946	18,416,073
Vertex Pharmaceuticals, Inc. (b)	283,167	15,834,699
ZIOPHARM Oncology, Inc. (a)(b)	456,476	2,716,032

TOTAL COMMON STOCKS —
(Cost $592,151,764)		640,170,752

SHORT TERM INVESTMENTS — 23.7%
MONEY MARKET FUNDS — 23.7%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	150,735,091	150,735,091
State Street Institutional Liquid Reserves Fund 0.20% (d)(e)	1,272,065	1,272,065

TOTAL SHORT TERM INVESTMENTS —
(Cost $152,007,156)		152,007,156

TOTAL INVESTMENTS — 123.5% (f)
(Cost $744,158,920)		792,177,908
OTHER ASSETS & LIABILITIES — (23.5)%		(150,725,903)

NET ASSETS — 100.0%		$641,452,005

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
PLC = Public Limited Company

See accompanying notes to financial statements.

217

SPDR S&P Health Care Equipment ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.8%
HEALTH CARE EQUIPMENT — 83.0%
Abaxis, Inc. (a)	4,132	$152,884
ABIOMED, Inc. (a)	22,869	521,871
Accuray, Inc. (a)	29,000	198,360
Analogic Corp.	3,293	204,166
ArthroCare Corp. (a)	9,140	267,619
Baxter International, Inc.	10,443	555,045
Becton, Dickinson and Co.	7,193	537,677
Boston Scientific Corp. (a)	92,137	522,417
C.R. Bard, Inc.	5,273	566,531
CareFusion Corp. (a)	21,415	549,937
Conceptus, Inc. (a)	10,779	213,640
CONMED Corp.	5,770	159,656
Covidien PLC	10,028	536,498
Cyberonics, Inc. (a)	8,135	365,587
DexCom, Inc. (a)	16,533	214,268
Edwards Lifesciences Corp. (a)	5,971	616,804
Gen-Probe, Inc. (a)	6,492	533,642
Greatbatch, Inc. (a)	6,882	156,290
HeartWare International, Inc. (a)	6,158	546,830
Hill-Rom Holdings, Inc.	17,187	530,219
Hologic, Inc. (a)	31,075	560,593
IDEXX Laboratories, Inc. (a)	6,164	592,545
Insulet Corp. (a)	11,878	253,833
Integra LifeSciences Holdings Corp. (a)	9,604	357,077
Intuitive Surgical, Inc. (a)	983	544,376
Invacare Corp.	7,315	112,870
MAKO Surgical Corp. (a)	20,238	518,295
Masimo Corp. (a)	23,400	523,692
Medtronic, Inc.	14,045	543,963
NuVasive, Inc. (a)	24,683	625,961
NxStage Medical, Inc. (a)	25,710	430,900
Orthofix International NV (a)	4,859	200,434
Quidel Corp. (a)	8,210	128,733
ResMed, Inc. (a)	16,374	510,869
Sirona Dental Systems, Inc. (a)	11,968	538,680
St. Jude Medical, Inc.	13,497	538,665
STERIS Corp.	16,298	511,268
Stryker Corp.	10,232	563,783
Teleflex, Inc.	8,822	537,348
Thoratec Corp. (a)	16,474	553,197
Varian Medical Systems, Inc. (a)	8,865	538,726
Volcano Corp. (a)	18,651	534,351
Wright Medical Group, Inc. (a)	13,414	286,389
Zimmer Holdings, Inc.	8,671	558,066

		19,014,555

HEALTH CARE SUPPLIES — 16.8%
Alere, Inc. (a)	26,682	518,698
Align Technology, Inc. (a)	17,097	572,066
DENTSPLY International, Inc.	14,135	534,444
Endologix, Inc. (a)	17,096	263,962
Haemonetics Corp. (a)	4,966	368,030
ICU Medical, Inc. (a)	3,559	189,979
Meridian Bioscience, Inc.	9,697	198,401
Merit Medical Systems, Inc. (a)	11,559	159,630
Neogen Corp. (a)	3,979	183,830
The Cooper Cos., Inc.	6,682	532,956
West Pharmaceutical Services, Inc.	6,418	324,045

		3,846,041

TOTAL COMMON STOCKS —
(Cost $21,809,486)		22,860,596

SHORT TERM INVESTMENT — 0.2%
MONEY MARKET FUND — 0.2%
State Street Institutional Liquid Reserves Fund 0.20% (b)(c) (Cost $52,246)	52,246	52,246

TOTAL INVESTMENTS — 100.0% (d)
(Cost $21,861,732)		22,912,842
OTHER ASSETS & LIABILITIES — 0.0% (e)		5,659

NET ASSETS — 100.0%		$22,918,501

(a)	Non-income producing security.
(b)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
(e)	Amount shown represents less than 0.05% of net assets.
PLC = Public Limited Company

See accompanying notes to financial statements.

218

SPDR S&P Health Care Services ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.8%
HEALTH CARE DISTRIBUTORS — 16.5%
AmerisourceBergen Corp.	5,264	$207,138
Cardinal Health, Inc.	4,656	195,552
Henry Schein, Inc. (a)(b)	2,625	206,036
McKesson Corp.	2,206	206,813
MWI Veterinary Supply, Inc. (a)(b)	1,051	108,011
Owens & Minor, Inc. (a)	6,757	206,967
Patterson Cos., Inc. (a)	5,878	202,615
PSS World Medical, Inc. (a)(b)	9,530	200,035

		1,533,167

HEALTH CARE FACILITIES — 26.8%
AmSurg Corp. (a)(b)	2,401	71,982
Brookdale Senior Living, Inc. (a)(b)	12,102	214,690
Community Health Systems, Inc. (b)	8,791	246,412
Emeritus Corp. (a)(b)	2,036	34,266
Hanger Orthopedic Group, Inc. (a)(b)	3,302	84,663
HCA Holdings, Inc.	7,576	230,538
Health Management Associates, Inc. (Class A) (a)(b)	29,784	233,804
HEALTHSOUTH Corp. (a)(b)	9,540	221,900
Kindred Healthcare, Inc. (a)(b)	15,528	152,640
LifePoint Hospitals, Inc. (a)(b)	4,770	195,475
Select Medical Holdings Corp. (b)	6,272	63,410
Sunrise Assisted Living, Inc. (a)(b)	10,862	79,184
Tenet Healthcare Corp. (a)(b)	41,684	218,424
The Ensign Group, Inc. (a)	1,068	30,192
Universal Health Services, Inc. (Class B) (a)	4,936	213,038
VCA Antech, Inc. (a)(b)	9,185	201,886

		2,492,504

HEALTH CARE SERVICES — 32.0%
Accretive Health, Inc. (b)	17,449	191,241
Air Methods Corp. (a)(b)	1,342	131,851
Amedisys, Inc. (b)	10,806	134,535
Bio-Reference Laboratories, Inc. (a)(b)	4,008	105,330
Catalyst Health Solutions, Inc. (b)	2,177	203,419
Chemed Corp. (a)	3,330	201,265
DaVita, Inc. (b)	2,279	223,821
Express Scripts Holding Co. (b)	3,668	204,784
HMS Holdings Corp. (a)(b)	6,965	232,004
IPC The Hospitalist Co. (a)(b)	2,013	91,229
Laboratory Corp. of America Holdings (a)(b)	2,277	210,873
Landauer, Inc. (a)	533	30,557
Lincare Holdings, Inc. (a)	8,628	293,525
MEDNAX, Inc. (a)(b)	3,129	214,462
MModal, Inc. (a)(b)	2,715	35,241
Omnicare, Inc. (a)	5,848	182,633
Quest Diagnostics, Inc.	3,519	210,788
Team Health Holdings, Inc. (a)(b)	3,168	76,317

		2,973,875

MANAGED HEALTH CARE — 24.5%
Aetna, Inc. (a)	4,512	174,930
AMERIGROUP Corp. (a)(b)	3,122	205,771
Centene Corp. (a)(b)	5,500	165,880
CIGNA Corp. (a)	4,348	191,312
Coventry Health Care, Inc.	6,012	191,121
Health Net, Inc. (a)(b)	7,816	189,694
Humana, Inc.	2,457	190,270
Magellan Health Services, Inc. (a)(b)	3,615	163,868
Molina Healthcare, Inc. (a)(b)	8,686	203,774
UnitedHealth Group, Inc.	3,363	196,736
Universal American Corp. (a)(b)	4,502	47,406
WellCare Health Plans, Inc. (b)	3,420	181,260
WellPoint, Inc.	2,824	180,143

		2,282,165

TOTAL COMMON STOCKS —
(Cost $8,731,609)		9,281,711

SHORT TERM INVESTMENTS — 27.6%
MONEY MARKET FUNDS — 27.6%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	2,548,666	2,548,666
State Street Institutional Liquid Reserves Fund 0.20% (d)(e)	18,111	18,111

TOTAL SHORT TERM INVESTMENTS —
(Cost $2,566,777)		2,566,777

TOTAL INVESTMENTS — 127.4% (f)
(Cost $11,298,386)		11,848,488
OTHER ASSETS & LIABILITIES — (27.4)%		(2,546,997)

NET ASSETS — 100.0%		$9,301,491

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

219

SPDR S&P Homebuilders ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.9%
BUILDING PRODUCTS — 27.8%
A.O. Smith Corp. (a)	871,657	$42,615,311
Armstrong World Industries, Inc. (a)	885,317	43,522,184
Fortune Brands Home & Security, Inc. (b)	1,870,359	41,652,895
Lennox International, Inc.	986,169	45,985,060
Masco Corp.	3,095,161	42,929,883
Owens Corning, Inc. (b)	1,417,384	40,452,139
Quanex Building Products Corp. (a)	855,455	15,295,535
Simpson Manufacturing Co., Inc. (a)	655,056	19,330,703
Trex Co., Inc. (b)	566,172	17,036,116
Universal Forest Products, Inc. (a)	256,534	9,999,695
USG Corp. (a)(b)	2,585,768	49,258,880

		368,078,401

HOME FURNISHINGS — 12.2%
Ethan Allen Interiors, Inc.	1,034,004	20,607,700
La-Z-Boy, Inc. (b)	1,372,877	16,872,658
Leggett & Platt, Inc. (a)	2,004,917	42,363,896
Mohawk Industries, Inc. (b)	610,410	42,624,930
Tempur-Pedic International, Inc. (b)	1,636,105	38,268,496

		160,737,680

HOME FURNISHING RETAIL — 14.6%
Aaron’s, Inc.	1,189,729	33,681,228
Bed Bath & Beyond, Inc. (b)	590,151	36,471,332
Pier 1 Imports, Inc. (a)	2,632,948	43,259,335
Select Comfort Corp. (a)(b)	1,815,965	37,989,988
Williams-Sonoma, Inc.	1,186,002	41,474,490

		192,876,373

HOME IMPROVEMENT RETAIL — 9.6%
Lowe’s Cos., Inc.	1,496,600	42,563,304
Lumber Liquidators Holdings, Inc. (a)(b)	1,251,506	42,288,388
The Home Depot, Inc.	798,309	42,302,394

		127,154,086

HOMEBUILDING — 29.5%
D.R. Horton, Inc. (a)	2,616,369	48,088,862
Lennar Corp. (Class A) (a)	1,573,800	48,646,158
M.D.C. Holdings, Inc.	1,540,161	50,317,060
NVR, Inc. (b)	52,694	44,789,900
Pulte Group, Inc. (a)(b)	4,653,028	49,787,400
Standard Pacific Corp. (a)(b)	8,161,121	50,517,339
The Ryland Group, Inc. (a)	1,946,141	49,782,287
Toll Brothers, Inc. (a)(b)	1,618,322	48,112,713

		390,041,719

HOUSEHOLD APPLIANCES — 6.2%
Helen of Troy, Ltd. (b)	372,447	12,622,229
iRobot Corp. (a)(b)	1,221,052	27,046,302
Whirlpool Corp.	686,906	42,011,171

		81,679,702

TOTAL COMMON STOCKS —
(Cost $1,318,847,011)		1,320,567,961

SHORT TERM INVESTMENTS — 15.8%
MONEY MARKET FUNDS — 15.8%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	207,781,566	207,781,566
State Street Institutional Liquid Reserves Fund 0.20% (d)(e)	305,484	305,484

TOTAL SHORT TERM INVESTMENTS —
(Cost $208,087,050)		208,087,050

TOTAL INVESTMENTS — 115.7% (f)
(Cost $1,526,934,061)		1,528,655,011
OTHER ASSETS & LIABILITIES — (15.7)%		(207,252,973)

NET ASSETS — 100.0%		$1,321,402,038

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

220

SPDR S&P Metals & Mining ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.9%
ALUMINUM — 7.7%
Alcoa, Inc.	2,620,029	$22,925,254
Century Aluminum Co. (a)(b)	2,371,729	17,384,773
Kaiser Aluminum Corp. (a)	258,120	13,380,941
Noranda Aluminium Holding Corp.	755,855	6,016,606

		59,707,574

COAL & CONSUMABLE FUELS — 15.2%
Alpha Natural Resources, Inc. (b)	2,395,161	20,861,852
Arch Coal, Inc. (a)	3,659,415	25,213,369
Cloud Peak Energy, Inc. (b)	1,437,422	24,306,806
CONSOL Energy, Inc. (a)	790,152	23,894,197
Peabody Energy Corp.	919,707	22,551,216

		116,827,440

DIVERSIFIED METALS & MINING — 23.6%
AMCOL International Corp. (a)	179,532	5,082,551
Compass Minerals International, Inc. (a)	312,394	23,829,414
Freeport-McMoRan Copper & Gold, Inc.	659,884	22,482,248
Globe Specialty Metals, Inc. (a)	1,095,897	14,717,897
Horsehead Holding Corp. (a)(b)	638,872	6,363,165
Materion Corp.	293,416	6,757,371
Molycorp, Inc. (a)(b)	1,062,992	22,907,478
RTI International Metals, Inc. (a)(b)	789,053	17,856,269
SunCoke Energy, Inc. (b)	1,256,431	18,406,714
Titanium Metals Corp.	1,959,869	22,166,118
Walter Energy, Inc.	471,976	20,842,460

		181,411,685

GOLD — 8.5%
Allied Nevada Gold Corp. (a)(b)	768,974	21,823,482
Newmont Mining Corp.	443,968	21,536,888
Royal Gold, Inc. (a)	282,158	22,121,187

		65,481,557

PRECIOUS METALS & MINERALS — 10.7%
Coeur d’Alene Mines Corp. (b)	1,186,729	20,838,961
Hecla Mining Co. (a)	4,873,915	23,151,096
McEwen Mining, Inc. (a)(b)	5,855,021	17,623,613
Stillwater Mining Co. (b)	2,408,010	20,564,406

		82,178,076

STEEL — 34.2%
AK Steel Holding Corp. (a)	3,848,751	22,592,168
Allegheny Technologies, Inc.	736,706	23,493,554
Carpenter Technology Corp.	499,801	23,910,480
Cliffs Natural Resources, Inc.	457,708	22,560,427
Commercial Metals Co.	1,875,868	23,710,972
Haynes International, Inc.	154,816	7,886,327
Nucor Corp.	599,785	22,731,852
Reliance Steel & Aluminum Co.	458,597	23,159,148
Schnitzer Steel Industries, Inc. (Class A) (a)	847,455	23,745,689
Steel Dynamics, Inc.	2,025,696	23,801,928
United States Steel Corp. (a)	1,166,907	24,038,284
Worthington Industries, Inc. (a)	1,041,131	21,311,952

		262,942,781

TOTAL COMMON STOCKS —
(Cost $1,107,522,400)		768,549,113

SHORT TERM INVESTMENTS — 16.3%
MONEY MARKET FUNDS — 16.3%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	125,083,465	125,083,465
State Street Institutional Liquid Reserves Fund 0.20% (d)(e)	740,479	740,479

TOTAL SHORT TERM INVESTMENTS —
(Cost $125,823,944)		125,823,944

TOTAL INVESTMENTS — 116.2% (f)
(Cost $1,233,346,344)		894,373,057
OTHER ASSETS & LIABILITIES — (16.2)%		(124,693,415)

NET ASSETS — 100.0%		$769,679,642

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

221

SPDR S&P Oil & Gas Equipment & Services ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.8%
OIL & GAS DRILLING — 26.8%
Atwood Oceanics, Inc. (a)	156,173	$5,909,586
Diamond Offshore Drilling, Inc.	102,020	6,032,443
Helmerich & Payne, Inc.	133,115	5,787,840
Hercules Offshore, Inc. (a)(b)	1,762,415	6,238,949
Nabors Industries, Ltd. (a)	458,708	6,605,395
Noble Corp. (a)	192,337	6,256,723
Parker Drilling Co. (a)(b)	443,207	1,998,864
Patterson-UTI Energy, Inc.	411,297	5,988,484
Pioneer Drilling Co. (a)	389,118	3,101,271
Rowan Cos. PLC (a)	195,734	6,328,080
Transocean, Ltd.	145,810	6,522,081
Unit Corp. (a)	160,584	5,923,944

		66,693,660

OIL & GAS EQUIPMENT & SERVICES — 73.0%
Baker Hughes, Inc.	156,281	6,423,149
Basic Energy Services, Inc. (a)(b)	607,799	6,272,486
Bristow Group, Inc.	154,733	6,292,991
Cameron International Corp. (a)	133,461	5,700,119
CARBO Ceramics, Inc. (b)	83,848	6,433,657
Core Laboratories NV (b)	50,044	5,800,100
Dresser-Rand Group, Inc. (a)	141,002	6,280,229
Dril-Quip, Inc. (a)(b)	101,453	6,654,302
Exterran Holdings, Inc. (a)(b)	543,689	6,932,035
FMC Technologies, Inc. (a)	150,766	5,914,550
Gulfmark Offshore, Inc. (Class A) (a)(b)	142,940	4,865,678
Halliburton Co.	219,326	6,226,665
Heckmann Corp. (a)(b)	1,997,698	6,752,219
Helix Energy Solutions Group, Inc. (a)	377,389	6,192,954
Hornbeck Offshore Services, Inc. (a)(b)	177,477	6,882,558
ION Geophysical Corp. (a)(b)	805,789	5,310,150
Key Energy Services, Inc. (a)(b)	644,224	4,896,102
Lufkin Industries, Inc. (b)	108,981	5,919,848
McDermott International, Inc. (a)	571,582	6,367,423
National Oilwell Varco, Inc.	92,120	5,936,213
Newpark Resources, Inc. (a)(b)	819,697	4,836,212
Oceaneering International, Inc.	132,823	6,356,909
Oil States International, Inc. (a)	92,572	6,128,266
OYO Geospace Corp. (a)	24,460	2,201,155
RPC, Inc. (b)	584,681	6,951,857
Schlumberger, Ltd.	94,983	6,165,347
SEACOR Holdings, Inc. (a)	57,982	5,182,431
Superior Energy Services, Inc. (a)	304,714	6,164,364
Tetra Technologies, Inc. (a)(b)	453,258	3,231,730
Tidewater, Inc.	131,407	6,092,029
Weatherford International, Ltd. (a)	504,375	6,370,256

		181,733,984

TOTAL COMMON STOCKS —
(Cost $309,653,447)		248,427,644

SHORT TERM INVESTMENTS — 14.8%
MONEY MARKET FUNDS — 14.8%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	36,495,540	36,495,540
State Street Institutional Liquid Reserves Fund 0.20% (d)(e)	510,337	510,337

TOTAL SHORT TERM INVESTMENTS —
(Cost $37,005,877)		37,005,877

TOTAL INVESTMENTS — 114.6% (f)
(Cost $346,659,324)		285,433,521
OTHER ASSETS & LIABILITIES — (14.6)%		(36,461,701)

NET ASSETS — 100.0%		$248,971,820

(a)	Non-income producing security.
(b)	A portion of the security was on loan at June 30, 2012.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

222

SPDR S&P Oil & Gas Exploration & Production ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.6%
INTEGRATED OIL & GAS — 9.8%
Chevron Corp.	116,240	$12,263,320
ConocoPhillips	217,250	12,139,930
Exxon Mobil Corp.	145,039	12,410,987
Hess Corp.	262,247	11,394,632
Marathon Oil Corp.	468,482	11,979,085
Murphy Oil Corp.	256,013	12,874,894
Occidental Petroleum Corp.	137,888	11,826,654

		84,889,502

OIL & GAS EXPLORATION & PRODUCTION — 73.9%
Anadarko Petroleum Corp.	183,642	12,157,100
Apache Corp.	141,344	12,422,724
Approach Resources, Inc. (a)(b)	440,039	11,238,596
Berry Petroleum Co. (Class A) (a)	309,075	12,257,914
Bill Barrett Corp. (a)(b)	673,941	14,435,816
BPZ Resources, Inc. (a)(b)	4,128,859	10,446,013
Cabot Oil & Gas Corp.	355,411	14,003,193
Carrizo Oil & Gas, Inc. (a)(b)	564,524	13,271,959
Chesapeake Energy Corp. (a)	638,661	11,879,095
Cimarex Energy Co.	237,191	13,073,968
Clayton Williams Energy, Inc. (a)(b)	125,487	6,071,061
Cobalt International Energy, Inc. (b)	515,889	12,123,391
Comstock Resources, Inc. (a)(b)	811,437	13,323,796
Concho Resources, Inc. (b)	127,095	10,818,326
Contango Oil & Gas Co. (b)	133,724	7,916,461
Continental Resources, Inc. (a)(b)	167,037	11,128,005
Denbury Resources, Inc. (b)	781,775	11,812,620
Devon Energy Corp.	199,801	11,586,460
Energen Corp.	264,684	11,945,189
Energy Partners, Ltd. (a)(b)	372,444	6,294,304
Energy XXI Bermuda, Ltd. (a)	402,692	12,600,233
EOG Resources, Inc.	124,887	11,253,568
EQT Corp.	254,096	13,627,168
EXCO Resources, Inc. (a)	1,803,942	13,691,920
Forest Oil Corp. (a)(b)	1,489,993	10,921,649
GeoResources, Inc. (b)	317,783	11,634,036
Goodrich Petroleum Corp. (a)(b)	830,358	11,508,762
Gulfport Energy Corp. (b)	623,039	12,853,295
Magnum Hunter Resources Corp. (a)(b)	2,818,727	11,782,279
McMoRan Exploration Co. (a)(b)	1,280,153	16,219,539
Newfield Exploration Co. (b)	401,645	11,772,215
Noble Energy, Inc.	138,168	11,719,410
Northern Oil and Gas, Inc. (a)(b)	677,847	10,804,881
Oasis Petroleum, Inc. (b)	467,202	11,296,944
PDC Energy, Inc. (a)(b)	508,984	12,480,288
Pioneer Natural Resources Co.	124,373	10,970,942
Plains Exploration & Production Co. (b)	329,939	11,607,254
QEP Resources, Inc.	446,054	13,368,238
Quicksilver Resources, Inc. (a)(b)	3,275,408	17,752,711
Range Resources Corp.	207,184	12,818,474
Resolute Energy Corp. (b)	1,340,097	12,824,728
Rex Energy Corp. (a)(b)	1,154,200	12,938,582
Rosetta Resources, Inc. (b)	301,532	11,048,132
SandRidge Energy, Inc. (a)(b)	1,849,466	12,372,928
SM Energy Co.	237,865	11,681,550
Southwestern Energy Co. (b)	432,888	13,822,114
Stone Energy Corp. (b)	495,040	12,544,314
Swift Energy Co. (a)(b)	639,332	11,897,969
Ultra Petroleum Corp. (a)(b)	629,059	14,512,391
VAALCO Energy, Inc. (a)(b)	1,360,476	11,740,908
W&T Offshore, Inc. (a)	743,527	11,375,963
Whiting Petroleum Corp. (b)	278,043	11,433,128
WPX Energy, Inc. (a)(b)	836,377	13,532,580

		640,615,084

OIL & GAS REFINING & MARKETING — 15.9%
Clean Energy Fuels Corp. (a)(b)	830,344	12,870,332
CVR Energy, Inc. (a)(b)	477,395	12,689,159
Hollyfrontier Corp.	374,020	13,251,529
Marathon Petroleum Corp.	313,798	14,095,806
Phillips 66 (b)	364,991	12,132,301
Rentech, Inc. (a)(b)	4,597,163	9,470,156
Sunoco, Inc.	250,804	11,913,190
Tesoro Corp. (b)	522,933	13,052,408
Valero Energy Corp.	551,362	13,315,392
Western Refining, Inc.	594,926	13,249,002
World Fuel Services Corp. (a)	308,740	11,741,382

		137,780,657

TOTAL COMMON STOCKS —
(Cost $1,060,018,902)		863,285,243

WARRANT — 0.0%
OIL & GAS EXPLORATION & PRODUCTION — 0.0%
Magnum Hunter Resources (expiring 10/14/13) (a)(b)(c) (Cost $0)	161,074	0

SHORT TERM INVESTMENTS — 13.9%
MONEY MARKET FUNDS — 13.9%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	117,389,967	117,389,967
State Street Institutional Liquid Reserves Fund 0.20% (e)(f)	3,382,722	3,382,722

TOTAL SHORT TERM INVESTMENTS —
(Cost $120,772,689)		120,772,689

TOTAL INVESTMENTS — 113.5% (g)
(Cost $1,180,791,591)		984,057,932
OTHER ASSETS & LIABILITIES — (13.5)%		(117,216,148)

NET ASSETS — 100.0%		$866,841,784

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Non-income producing security.
(c)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs. (Note 2)
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

223

SPDR S&P Pharmaceuticals ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 100.0%
PHARMACEUTICALS — 100.0%
Abbott Laboratories	304,697	$19,643,816
Akorn, Inc. (a)(b)	855,208	13,486,630
Allergan, Inc.	206,164	19,084,601
Auxilium Pharmaceuticals, Inc. (a)(b)	345,538	9,291,517
Bristol-Myers Squibb Co.	548,596	19,722,026
Eli Lilly & Co.	454,024	19,482,170
Endo Pharmaceuticals Holdings, Inc. (b)	631,038	19,549,557
Forest Laboratories, Inc. (b)	528,351	18,487,001
Hi-Tech Pharmacal Co., Inc. (b)	133,606	4,328,834
Hospira, Inc. (b)	575,021	20,114,235
Impax Laboratories, Inc. (b)	455,028	9,223,418
Jazz Pharmaceuticals PLC (a)(b)	435,255	19,590,828
Johnson & Johnson	299,360	20,224,762
Medicis Pharmaceutical Corp. (Class A) (a)	536,445	18,319,597
Merck & Co., Inc.	490,262	20,468,438
Mylan, Inc. (b)	875,021	18,699,199
Nektar Therapeutics (a)(b)	1,106,800	8,931,876
Optimer Pharmaceuticals, Inc. (a)(b)	551,361	8,557,123
Par Pharmaceutical Cos., Inc. (b)	369,829	13,365,620
Perrigo Co.	177,541	20,937,410
Pfizer, Inc.	851,676	19,588,548
Questcor Pharmaceuticals, Inc. (a)(b)	428,699	22,823,935
Salix Pharmaceuticals, Ltd. (a)(b)	354,146	19,279,708
The Medicines Co. (b)	307,958	7,064,556
ViroPharma, Inc. (a)(b)	928,012	21,993,884
VIVUS, Inc. (a)(b)	771,267	22,011,960
Warner Chilcott PLC (b)	982,643	17,608,963
Watson Pharmaceuticals, Inc. (b)	265,975	19,679,490

TOTAL COMMON STOCKS —
(Cost $403,361,533)		471,559,702

SHORT TERM INVESTMENTS — 9.3%
MONEY MARKET FUNDS — 9.3%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	43,840,387	43,840,387
State Street Institutional Liquid Reserves Fund 0.20% (d)(e)	60,156	60,156

TOTAL SHORT TERM INVESTMENTS —
(Cost $43,900,543)		43,900,543

TOTAL INVESTMENTS — 109.3% (f)
(Cost $447,262,076)		515,460,245
OTHER ASSETS & LIABILITIES — (9.3)%		(43,667,210)

NET ASSETS — 100.0%		$471,793,035

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
PLC = Public Limited Company

See accompanying notes to financial statements.

224

SPDR S&P Retail ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.8%
APPAREL RETAIL — 29.5%
Abercrombie & Fitch Co. (Class A)	234,617	$8,009,824
Aeropostale, Inc. (a)	430,158	7,669,717
American Eagle Outfitters, Inc.	386,917	7,633,872
ANN, Inc. (a)	293,159	7,472,623
Ascena Retail Group, Inc. (a)	394,947	7,353,913
Brown Shoe Co., Inc.	638,466	8,242,596
Chico’s FAS, Inc.	523,163	7,763,739
Collective Brands, Inc. (a)	354,928	7,602,558
DSW, Inc. (Class A)	131,398	7,148,051
Express, Inc. (a)	409,584	7,442,141
Foot Locker, Inc.	242,028	7,401,216
Genesco, Inc. (a)	116,387	7,000,678
Guess?, Inc. (b)	274,350	8,332,010
Hot Topic, Inc. (b)	780,530	7,563,336
Jos. A. Bank Clothiers, Inc. (a)(b)	183,880	7,807,545
Limited Brands, Inc.	176,300	7,498,039
Ross Stores, Inc.	117,055	7,312,426
Rue21, Inc. (a)(b)	287,656	7,260,437
Stage Stores, Inc.	425,586	7,796,736
The Buckle, Inc. (b)	198,783	7,865,843
The Cato Corp. (Class A)	191,133	5,821,911
The Children’s Place Retail Stores, Inc. (a)	164,911	8,217,515
The Finish Line, Inc. (Class A)	381,564	7,978,503
The Gap, Inc.	287,656	7,870,268
The Men’s Wearhouse, Inc. (b)	259,196	7,293,776
TJX Cos., Inc.	181,977	7,812,273
Urban Outfitters, Inc. (a)	273,186	7,537,202
Zumiez, Inc. (a)	200,751	7,949,740

		212,658,488

AUTOMOTIVE RETAIL — 11.8%
Advance Auto Parts, Inc.	101,553	6,927,946
Asbury Automotive Group, Inc. (a)	296,840	7,032,139
AutoNation, Inc. (a)(b)	202,874	7,157,395
AutoZone, Inc. (a)	19,658	7,217,828
CarMax, Inc. (a)	268,201	6,957,134
Group 1 Automotive, Inc. (b)	149,376	6,813,039
Lithia Motors, Inc. (Class A)	303,704	7,000,377
Monro Muffler Brake, Inc. (b)	223,482	7,428,542
O’Reilly Automotive, Inc. (a)	76,900	6,441,913
Penske Automotive Group, Inc. (b)	316,827	6,729,405
Pep Boys-Manny, Moe & Jack (b)	828,623	8,203,368
Sonic Automotive, Inc. (Class A) (b)	517,292	7,071,382

		84,980,468

CATALOG RETAIL — 2.2%
HSN, Inc.	189,175	7,633,211
Liberty Interactive Corp. (Class A) (a)	452,266	8,045,812

		15,679,023

COMPUTER & ELECTRONICS RETAIL — 4.1%
Best Buy Co., Inc.	377,782	7,918,311
GameStop Corp. (Class A) (b)	396,727	7,283,908
RadioShack Corp. (b)	1,739,226	6,678,628
Rent-A-Center, Inc.	219,429	7,403,534

		29,284,381

DEPARTMENT STORES — 7.3%
Dillard’s, Inc. (Class A)	110,987	7,067,652
J.C. Penney Co., Inc. (b)	299,726	6,986,613
Kohl’s Corp.	167,469	7,618,165
Macy’s, Inc.	202,916	6,970,164
Nordstrom, Inc.	154,801	7,692,062
Saks, Inc. (a)(b)	742,916	7,912,055
Sears Holdings Corp. (a)(b)	144,337	8,616,919

		52,863,630

DRUG RETAIL — 3.3%
CVS Caremark Corp.	168,183	7,859,192
Rite Aid Corp. (a)(b)	6,136,741	8,591,437
Walgreen Co.	242,208	7,164,513

		23,615,142

FOOD RETAIL — 8.5%
Casey’s General Stores, Inc.	126,956	7,489,134
Harris Teeter Supermarkets, Inc.	195,227	8,002,355
Safeway, Inc. (b)	414,229	7,518,256
SUPERVALU, Inc. (b)	1,755,436	9,093,159
Susser Holdings Corp. (a)	166,385	6,184,530
The Fresh Market, Inc. (a)	136,587	7,325,161
The Kroger Co.	350,007	8,116,662
Whole Foods Market, Inc.	83,021	7,913,562

		61,642,819

GENERAL MERCHANDISE STORES — 6.1%
Big Lots, Inc. (a)	195,783	7,985,989
Dollar General Corp. (a)	150,025	8,159,860
Dollar Tree, Inc. (a)	141,414	7,608,073
Family Dollar Stores, Inc.	108,515	7,214,077
Fred’s, Inc. (Class A) (b)	371,655	5,682,605
Target Corp.	127,586	7,424,229

		44,074,833

HYPERMARKETS & SUPER CENTERS — 3.3%
Costco Wholesale Corp.	85,102	8,084,690
PriceSmart, Inc. (b)	115,095	7,770,063
Wal-Mart Stores, Inc.	110,684	7,716,889

		23,571,642

INTERNET RETAIL — 7.6%
Amazon.com, Inc. (a)	34,612	7,903,650
Blue Nile, Inc. (a)(b)	224,843	6,680,086
Expedia, Inc.	157,710	7,581,120
Netflix, Inc. (a)	114,986	7,873,091
Priceline.com, Inc. (a)	11,654	7,744,316
Shutterfly, Inc. (a)(b)	294,997	9,053,458
TripAdvisor, Inc. (a)	175,436	7,840,235

		54,675,956

SPECIALTY STORES — 16.1%
Barnes & Noble, Inc. (a)(b)	490,531	8,074,140
Cabela’s, Inc. (a)	215,645	8,153,537
Dick’s Sporting Goods, Inc.	159,834	7,672,032
GNC Holdings, Inc. (Class A)	198,188	7,768,970
Hibbett Sports, Inc. (a)(b)	131,919	7,613,045
Office Depot, Inc. (a)(b)	3,628,962	7,838,558
OfficeMax, Inc. (a)(b)	1,688,681	8,544,726
PetSmart, Inc.	113,388	7,730,794
Sally Beauty Holdings, Inc. (a)	282,145	7,262,412

See accompanying notes to financial statements.

225

SPDR S&P Retail ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

Signet Jewelers, Ltd.	172,095	$7,573,901
Staples, Inc. (b)	586,848	7,658,366
Tiffany & Co.	136,511	7,228,257
Tractor Supply Co.	86,048	7,147,147
Ulta Salon Cosmetics & Fragrance, Inc.	80,262	7,494,866
Vitamin Shoppe, Inc. (a)(b)	149,034	8,186,439

		115,947,190

TOTAL COMMON STOCKS —
(Cost $800,514,005)		718,993,572

SHORT TERM INVESTMENTS — 11.1%
MONEY MARKET FUNDS — 11.1%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	79,692,306	79,692,306
State Street Institutional Liquid Reserves Fund 0.20% (d)(e)	100	100

TOTAL SHORT TERM INVESTMENTS —
(Cost $79,692,406)		79,692,406

TOTAL INVESTMENTS — 110.9% (f)
(Cost $880,206,411)		798,685,978
OTHER ASSETS & LIABILITIES — (10.9)%		(78,474,457)

NET ASSETS — 100.0%		$720,211,521

(a)	Non-income producing security.
(b)	A portion of the security was on loan at June 30, 2012.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

226

SPDR S&P Semiconductor ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.9%
SEMICONDUCTORS — 99.9%
Advanced Micro Devices, Inc. (a)(b)	148,932	$853,380
Altera Corp.	26,240	887,962
Analog Devices, Inc.	23,767	895,303
Applied Micro Circuits Corp. (a)(b)	49,778	284,730
Atmel Corp. (b)	124,104	831,497
Broadcom Corp. (Class A) (b)	25,849	873,696
Cavium, Inc. (a)(b)	33,905	949,340
CEVA, Inc. (a)(b)	34,007	598,863
Cirrus Logic, Inc. (a)(b)	30,693	917,107
Cree, Inc. (a)(b)	36,887	946,889
Cypress Semiconductor Corp. (a)(b)	67,059	886,520
Diodes, Inc. (a)(b)	20,920	392,668
Entropic Communications, Inc. (a)(b)	103,572	584,146
Fairchild Semiconductor International, Inc. (a)(b)	64,545	910,084
First Solar, Inc. (a)(b)	68,793	1,036,023
Freescale Semiconductor Holdings I, Ltd. (a)(b)	92,064	943,656
Hittite Microwave Corp. (a)(b)	15,995	817,664
Integrated Device Technology, Inc. (b)	165,079	927,744
Intel Corp.	33,322	888,031
International Rectifier Corp. (a)(b)	44,933	898,211
Intersil Corp. (Class A) (a)	83,824	892,726
Lattice Semiconductor Corp. (b)	166,718	628,527
Linear Technology Corp.	29,499	924,204
LSI Corp. (b)	133,340	849,376
Marvell Technology Group, Ltd.	71,649	808,201
Maxim Integrated Products, Inc.	33,985	871,375
Micrel, Inc. (a)	28,594	272,501
Microchip Technology, Inc.	27,535	910,858
Micron Technology, Inc. (b)	149,609	944,033
Microsemi Corp. (b)	41,474	766,854
Monolithic Power Systems, Inc. (a)(b)	24,238	481,609
NVIDIA Corp. (b)	72,627	1,003,705
OmniVision Technologies, Inc. (a)(b)	61,177	817,325
ON Semiconductor Corp. (b)	128,238	910,490
PMC-Sierra, Inc. (b)	137,950	847,013
Power Integrations, Inc. (a)	17,519	653,459
Rambus, Inc. (b)	91,202	523,499
RF Micro Devices, Inc. (a)(b)	203,668	865,589
Semtech Corp. (a)(b)	36,155	879,290
Silicon Image, Inc. (a)(b)	110,550	457,677
Silicon Laboratories, Inc. (b)	24,580	931,582
Skyworks Solutions, Inc. (b)	31,451	860,814
Spansion, Inc. (b)	28,246	310,141
Standard Microsystems Corp. (b)	24,057	887,463
Texas Instruments, Inc.	30,837	884,713
TriQuint Semiconductor, Inc. (a)(b)	161,706	889,383
Volterra Semiconductor Corp. (b)	26,372	618,423
Xilinx, Inc.	26,809	899,978

TOTAL COMMON STOCKS —
(Cost $45,015,609)		37,914,322

SHORT TERM INVESTMENTS — 19.2%
MONEY MARKET FUNDS — 19.2%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	7,241,651	7,241,651
State Street Institutional Liquid Reserves Fund 0.20% (d)(e)	25,945	25,945

TOTAL SHORT TERM INVESTMENTS —
(Cost $7,267,596)		7,267,596

TOTAL INVESTMENTS — 119.1% (f)
(Cost $52,283,205)		45,181,918
OTHER ASSETS & LIABILITIES — (19.1)%		(7,230,143)

NET ASSETS — 100.0%		$37,951,775

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Non-income producing security.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

227

SPDR S&P Software & Services ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 99.9%
APPLICATION SOFTWARE — 31.3%
ACI Worldwide, Inc. (a)	3,239	$143,196
Adobe Systems, Inc. (a)	4,046	130,969
Advent Software, Inc. (a)(b)	4,864	131,863
Ansys, Inc. (a)(b)	1,983	125,147
Aspen Technology, Inc. (a)(b)	6,021	139,386
Autodesk, Inc. (a)	3,907	136,706
Blackbaud, Inc. (b)	5,074	130,250
Bottomline Technologies, Inc. (a)(b)	7,285	131,494
BroadSoft, Inc. (a)(b)	4,620	133,795
Cadence Design Systems, Inc. (a)(b)	12,151	133,539
Citrix Systems, Inc. (a)	1,661	139,424
Compuware Corp. (a)	14,261	132,485
Concur Technologies, Inc. (a)(b)	1,982	134,974
Ebix, Inc. (b)	7,183	143,301
Factset Research Systems, Inc. (b)	1,208	112,272
Fair Isaac Corp. (b)	3,147	133,055
Informatica Corp. (a)(b)	3,022	128,012
Interactive Intelligence Group (a)(b)	2,890	81,527
Intuit, Inc. (b)	2,247	133,359
JDA Software Group, Inc. (a)(b)	4,458	132,358
Kenexa Corp. (a)(b)	4,327	125,613
Manhattan Associates, Inc. (a)(b)	2,784	127,257
Mentor Graphics Corp. (a)(b)	8,937	134,055
MicroStrategy, Inc. (a)(b)	1,048	136,093
Monotype Imaging Holdings, Inc. (a)(b)	4,535	76,052
Netscout Systems, Inc. (a)(b)	6,047	130,555
Nuance Communications, Inc. (a)(b)	6,030	143,635
Parametric Technology Corp. (a)(b)	6,217	130,308
Pegasystems, Inc. (b)	4,032	132,975
QLIK Technologies, Inc. (a)(b)	5,853	129,468
Quest Software, Inc. (a)	5,316	148,051
RealPage, Inc. (a)(b)	7,481	173,260
Salesforce.com, Inc. (a)(b)	938	129,688
Solarwinds, Inc. (a)(b)	2,878	125,366
Solera Holdings, Inc. (b)	2,997	125,245
SS&C Technologies Holdings, Inc. (a)(b)	5,471	136,775
Synchronoss Technologies, Inc. (a)	7,155	132,153
Synopsys, Inc. (a)(b)	4,347	127,932
TIBCO Software, Inc. (a)	4,772	142,778
TiVo, Inc. (a)(b)	15,618	129,161
Tyler Technologies, Inc. (a)(b)	3,307	133,437
Ultimate Software Group, Inc. (a)	1,526	135,997
Verint Systems, Inc. (a)(b)	4,350	128,369
VirnetX Holding Corp. (a)	3,705	130,601

		5,771,936

DATA PROCESSING & OUTSOURCED SERVICES — 21.4%
Alliance Data Systems Corp. (a)	1,026	138,510
Automatic Data Processing, Inc.	2,386	132,805
Broadridge Financial Solutions, Inc.	6,098	129,704
Cardtronics, Inc. (a)(b)	4,587	138,573
Computer Sciences Corp.	4,897	121,544
Convergys Corp. (b)	8,931	131,911
CoreLogic, Inc. (a)	7,390	135,311
CSG Systems International, Inc. (a)(b)	6,350	109,728
DST Systems, Inc. (b)	2,447	132,897
Euronet Worldwide, Inc. (a)(b)	7,339	125,644
ExlService Holdings, Inc. (a)	5,617	138,403
Fidelity National Information Services, Inc.	3,954	134,752
Fiserv, Inc. (a)	1,853	133,824
FleetCor Technologies, Inc. (a)	3,492	122,360
Genpact, Ltd. (a)	8,426	140,124
Global Payments, Inc.	3,015	130,338
Heartland Payment Systems, Inc. (b)	4,448	133,796
Higher One Holdings, Inc. (a)	11,664	142,534
Jack Henry & Associates, Inc. (b)	3,752	129,519
Lender Processing Services, Inc. (b)	5,824	147,231
Mastercard, Inc. (Class A)	307	132,044
NeuStar, Inc. (Class A) (a)(b)	4,073	136,038
Paychex, Inc. (b)	4,130	129,723
Syntel, Inc. (b)	2,221	134,815
TeleTech Holdings, Inc. (a)(b)	7,213	115,408
The Western Union Co.	7,905	133,120
Total System Services, Inc.	5,461	130,682
VeriFone Systems, Inc. (a)(b)	3,659	121,076
Visa, Inc. (Class A)	1,099	135,869
Wright Express Corp. (a)(b)	2,221	137,080

		3,955,363

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES — 0.7%
CoStar Group, Inc. (a)(b)	1,658	134,630

HOME ENTERTAINMENT SOFTWARE — 2.6%
Activision Blizzard, Inc.	10,826	129,804
Electronic Arts, Inc. (a)	9,508	117,424
Take-Two Interactive Software, Inc. (a)(b)	11,782	111,457
Zynga, Inc. (a)(b)	21,168	115,154

		473,839

INTERNET SOFTWARE & SERVICES — 21.1%
Akamai Technologies, Inc. (a)(b)	4,252	135,001
Ancestry.com, Inc. (a)(b)	4,869	134,044
AOL, Inc. (a)	4,660	130,853
Bankrate, Inc. (a)(b)	6,998	128,693
Blucora, Inc. (a)(b)	10,345	127,450
comScore, Inc. (a)(b)	7,033	115,763
Constant Contact, Inc. (a)(b)	6,403	114,486
DealerTrack Holdings, Inc. (a)(b)	4,833	145,522
Dice Holdings, Inc. (a)(b)	12,667	118,943
Digital River, Inc. (a)(b)	8,168	135,752
EarthLink, Inc. (b)	16,461	122,470
eBay, Inc. (a)(b)	3,120	131,071
Equinix, Inc. (a)	767	134,724
Google, Inc. (Class A) (a)	221	128,195
IAC/InterActiveCorp.	2,830	129,048
j2 Global, Inc. (b)	5,325	140,686
LinkedIn Corp. (Class A) (a)	1,330	141,339
Liquidity Services, Inc. (a)(b)	2,007	102,738
LivePerson, Inc. (a)	7,017	133,744
LogMeIn, Inc. (a)(b)	4,220	128,794
Monster Worldwide, Inc. (a)(b)	15,505	131,793
NIC, Inc. (b)	10,100	128,270
OpenTable, Inc. (a)(b)	3,046	137,100
Rackspace Hosting, Inc. (a)(b)	2,820	123,911
United Online, Inc. (b)	32,259	136,133

See accompanying notes to financial statements.

228

SPDR S&P Software & Services ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

ValueClick, Inc. (a)(b)	7,574	$124,138
VeriSign, Inc. (a)(b)	3,217	140,165
Web.com Group, Inc. (a)	7,578	138,829
WebMD Health Corp. (a)(b)	5,659	116,066
Yahoo!, Inc. (a)(b)	8,183	129,537

		3,885,258

IT CONSULTING & OTHER SERVICES — 10.7%
Accenture PLC (Class A) (b)	2,188	131,477
Acxiom Corp. (a)(b)	9,494	143,454
Booz Allen Hamilton Holding Corp. (b)	8,189	125,128
CACI International, Inc. (Class A) (a)(b)	2,618	144,042
Cognizant Technology Solutions Corp. (Class A) (a)(b)	2,176	130,560
Forrester Research, Inc. (b)	2,552	86,411
Gartner, Inc. (a)(b)	3,037	130,743
iGate Corp. (a)	7,582	129,046
International Business Machines Corp.	656	128,300
ManTech International Corp. (Class A)	5,420	127,207
MAXIMUS, Inc. (b)	2,793	144,538
SAIC, Inc.	11,117	134,738
Sapient Corp. (b)	11,548	116,288
Teradata Corp. (a)	1,865	134,299
Unisys Corp. (a)(b)	8,327	162,793

		1,969,024

SYSTEMS SOFTWARE — 12.1%
Ariba, Inc. (a)	2,868	128,372
BMC Software, Inc. (a)	2,931	125,095
CA, Inc.	5,028	136,209
CommVault Systems, Inc. (a)(b)	2,655	131,608
Fortinet, Inc. (a)(b)	5,861	136,092
MICROS Systems, Inc. (a)(b)	2,484	127,181
Microsoft Corp.	4,319	132,118
NetSuite, Inc. (a)	2,718	148,865
OPNET Technologies, Inc. (b)	4,740	126,037
Oracle Corp.	4,715	140,035
Progress Software Corp. (a)(b)	7,107	148,323
Red Hat, Inc. (a)	2,297	129,735
Rovi Corp. (a)	5,471	107,341
Sourcefire, Inc. (a)(b)	2,490	127,986
Symantec Corp. (a)	8,790	128,422
VMware, Inc. (Class A) (a)	1,365	124,270
Websense, Inc. (a)(b)	7,095	132,889

		2,230,578

TOTAL COMMON STOCKS —
(Cost $17,566,849)		18,420,628

SHORT TERM INVESTMENTS — 27.8%
MONEY MARKET FUNDS — 27.8%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	5,109,432	5,109,432
State Street Institutional Liquid Reserves Fund 0.20% (d)(e)	17,482	17,482

TOTAL SHORT TERM INVESTMENTS —
(Cost $5,126,914)		5,126,914

TOTAL INVESTMENTS — 127.7% (f)
(Cost $22,693,763)		23,547,542
OTHER ASSETS & LIABILITIES — (27.7)%		(5,102,284)

NET ASSETS — 100.0%		$18,445,258

(a)	Non-income producing security.
(b)	A portion of the security was on loan at June 30, 2012.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
PLC = Public Limited Company

See accompanying notes to financial statements.

229

SPDR S&P Telecom ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 102.1%
ALTERNATIVE CARRIERS — 9.0%
AboveNet, Inc. (a)	1,055	$88,620
Cogent Communications Group, Inc. (a)	2,715	52,264
Iridium Communications, Inc. (a)	2,922	26,181
Level 3 Communications, Inc. (a)	4,225	93,584
Neutral Tandem, Inc. (a)	1,128	14,867
tw telecom, Inc. (a)	3,692	94,736

		370,252

COMMUNICATIONS EQUIPMENT — 60.1%
Acme Packet, Inc. (a)	3,861	72,008
ADTRAN, Inc.	3,028	91,415
Arris Group, Inc. (a)	6,431	89,455
Aruba Networks, Inc. (a)	6,444	96,982
Black Box Corp.	636	18,253
Brocade Communications Systems, Inc. (a)	19,373	95,509
Ciena Corp. (a)	6,132	100,381
Cisco Systems, Inc.	5,385	92,460
Comtech Telecommunications Corp.	1,539	43,985
Comverse Technology, Inc. (a)	15,640	91,025
EchoStar Corp. (Class A) (a)	2,097	55,403
Emulex Corp. (a)	12,457	89,690
F5 Networks, Inc. (a)	880	87,613
Finisar Corp. (a)	6,054	90,568
Harmonic, Inc. (a)	7,775	33,122
Harris Corp.	2,205	92,279
Infinera Corp. (a)	7,704	52,695
InterDigital, Inc.	3,691	108,921
Ixia (a)	2,303	27,682
JDS Uniphase Corp. (a)	8,563	94,193
Juniper Networks, Inc. (a)	5,334	86,998
Loral Space & Communications, Inc.	961	64,723
Motorola Solutions, Inc.	1,854	89,196
Netgear, Inc. (a)	2,879	99,354
Plantronics, Inc.	2,930	97,862
Polycom, Inc. (a)	8,175	86,001
Procera Networks, Inc. (a)	3,321	80,734
QUALCOMM, Inc.	1,533	85,357
Riverbed Technology, Inc. (a)	5,110	82,527
Sonus Networks, Inc. (a)	12,639	27,174
Tellabs, Inc.	19,821	66,004
ViaSat, Inc. (a)	2,256	85,209

		2,474,778

INTEGRATED TELECOMMUNICATION SERVICES — 13.6%
AT&T, Inc.	2,607	92,966
CenturyLink, Inc.	2,407	95,052
Cincinnati Bell, Inc. (a)	12,996	48,345
Consolidated Communications Holdings, Inc.	2,290	33,892
Frontier Communications Corp.	26,112	100,009
Verizon Communications, Inc.	2,123	94,346
Windstream Corp.	9,625	92,978

		557,588

WIRELESS TELECOMMUNICATION SERVICES — 19.4%
Clearwire Corp. (Class A) (a)	75,703	84,787
Crown Castle International Corp. (a)	1,612	94,560
Leap Wireless International, Inc. (a)	17,945	115,386
MetroPCS Communications, Inc. (a)	14,648	88,620
NII Holdings, Inc. (a)	7,972	81,554
SBA Communications Corp. (Class A) (a)	1,711	97,613
Sprint Nextel Corp. (a)	30,230	98,550
Telephone & Data Systems, Inc.	4,416	94,017
US Cellular Corp. (a)	1,070	41,323

		796,410

TOTAL COMMON STOCKS —
(Cost $5,471,667)		4,199,028

SHORT TERM INVESTMENT — 0.1%
MONEY MARKET FUND — 0.1%
State Street Institutional Liquid Reserves Fund 0.20% (b)(c) (Cost $3,970)	3,970	3,970

TOTAL INVESTMENTS — 102.2% (d)
(Cost $5,475,637)		4,202,998
OTHER ASSETS & LIABILITIES — (2.2)%		(88,645)

NET ASSETS — 100.0%		$4,114,353

(a)	Non-income producing security.
(b)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

230

SPDR S&P Transportation ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

COMMON STOCKS — 100.0%
AIR FREIGHT & LOGISTICS — 19.1%
Atlas Air Worldwide Holdings, Inc. (a)	7,969	$346,731
C.H. Robinson Worldwide, Inc.	6,697	391,976
Expeditors International of Washington, Inc.	9,855	381,881
FedEx Corp.	4,437	406,474
Forward Air Corp.	3,360	108,427
HUB Group, Inc. (Class A) (a)	4,911	177,778
United Parcel Service, Inc. (Class B)	5,062	398,683
UTI Worldwide, Inc.	10,177	148,686

		2,360,636

AIRLINES — 22.2%
Alaska Air Group, Inc. (a)	11,169	400,967
Allegiant Travel Co. (a)	3,336	232,452
Delta Air Lines, Inc. (a)	37,369	409,191
JetBlue Airways Corp. (a)	74,300	393,790
SkyWest, Inc.	14,656	95,704
Southwest Airlines Co.	42,812	394,727
United Continental Holdings, Inc. (a)	16,512	401,737
US Airways Group, Inc. (a)	31,925	425,560

		2,754,128

MARINE — 5.7%
Alexander & Baldwin Holdings, Inc.	6,492	345,699
Kirby Corp. (a)	7,601	357,855

		703,554

RAILROADS — 17.6%
CSX Corp.	18,401	411,446
Genesee & Wyoming, Inc. (Class A) (a)	7,686	406,128
Kansas City Southern	5,778	401,918
Norfolk Southern Corp.	5,838	418,993
RailAmerica, Inc. (a)	4,901	118,604
Union Pacific Corp.	3,512	419,017

		2,176,106

TRUCKING — 35.4%
AMERCO, Inc.	958	86,191
Arkansas Best Corp.	11,304	142,430
Avis Budget Group, Inc. (a)	28,840	438,368
Con-way, Inc.	11,188	403,999
Dollar Thrifty Automotive Group, Inc. (a)	4,825	390,632
Heartland Express, Inc.	8,057	115,296
Hertz Global Holdings, Inc. (a)	30,858	394,982
J.B. Hunt Transport Services, Inc.	7,003	417,379
Knight Transportation, Inc.	15,267	244,119
Landstar System, Inc.	7,422	383,866
Old Dominion Freight Line, Inc. (a)	9,107	394,242
Ryder Systems, Inc.	9,058	326,179
Swift Transportation Co. (a)	39,501	373,284
Werner Enterprises, Inc.	11,649	278,295

		4,389,262

TOTAL COMMON STOCKS —
(Cost $12,196,253)		12,383,686

SHORT TERM INVESTMENT — 0.0% (b)
MONEY MARKET FUND — 0.0% (b)
State Street Institutional Liquid Reserves Fund 0.20% (c)(d) (Cost $2,723)	2,723	2,723

TOTAL INVESTMENTS — 100.0% (e)
(Cost $12,198,976)		12,386,409
OTHER ASSETS & LIABILITIES — 0.0% (b)		4,427

NET ASSETS — 100.0%		$12,390,836

(a)	Non-income producing security.
(b)	Amount shown represents less than 0.05% of net assets.
(c)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

231

SPDR Wells Fargo Preferred Stock ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

Security Description	Shares	Value

PREFERRED STOCKS — 99.8%
AUTOMOBILES — 0.8%
Ford Motor Co., 7.50%	77,035	$2,136,951

CAPITAL MARKETS — 3.7%
The Bank of New York Capital V Series F, 5.95% (a)	45,486	1,175,358
The Charles Schwab Corp., 6.00%	63,032	1,642,614
The Goldman Sachs Group, Inc., 6.50% (a)	74,728	2,025,129
The Goldman Sachs Group, Inc., 6.13% (a)	172,200	4,532,304

		9,375,405

COMMERCIAL BANKS — 31.7%
Barclays Bank PLC Series 2, 6.63% (a)	62,952	1,517,143
Barclays Bank PLC Series 3, 7.10% (a)	116,137	2,880,198
Barclays Bank PLC Series 4, 7.75% (a)	97,108	2,439,353
Barclays Bank PLC Series 5, 8.13% (a)	223,095	5,662,151
BB&T Capital Trust V, 8.95% (b)	58,483	1,473,187
BB&T Capital Trust VI, 9.60% (a)	74,728	1,906,311
BB&T Capital Trust VII, 8.10% (a)	45,486	1,156,254
BB&T Corp., 5.85%	74,728	1,961,610
Fifth Third Capital Trust V, 7.25% (a)(b)	74,728	1,901,828
Fifth Third Capital Trust VI, 7.25% (a)(b)	112,093	2,861,734
HSBC Holdings PLC, 8.13% (a)	114,105	3,007,808
HSBC Holdings PLC, 8.00% (a)	197,090	5,356,906
HSBC Holdings PLC, Series A, 6.20%	75,845	1,901,434
HSBC USA, Inc. Series F, 3.50% (a)(b)	27,462	601,143
HSBC USA, Inc. Series G, 4.00% (a)(b)	19,808	449,444
KeyCorp Capital X, 8.00%	73,830	1,860,516
Lloyds Banking Group PLC, 7.75% (a)	112,093	2,987,278
M&T Capital Trust IV, 8.50%	45,486	1,171,264
National City Capital Trust IV, 8.00% (a)	67,256	1,696,869
PNC Capital Trust E, 7.75% (a)	58,483	1,477,865
PNC Financial Services Group, Inc., 6.13% (b)	194,944	5,136,774
Santander Finance Preferred SA Unipersonal, 10.50%	107,234	2,821,327
Suntrust Capital IX, 7.88%	89,024	2,242,515
UBS Preferred Funding Trust IV Series D, 0.94% (b)	38,989	596,532
US Bancorp Series B, 3.50% (a)(b)	129,963	2,965,756
US Bancorp Series D, 7.88% (a)	64,981	1,739,541
US Bancorp Series F, 6.50% (a)(b)	142,959	4,085,768
US Bancorp Series G, 6.00% (a)(b)	141,009	3,860,826
Wells Fargo & Co. Series J, 8.00% (a)	205,794	6,214,979
Wells Fargo Capital IX, 5.63% (a)	47,851	1,224,986
Wells Fargo Capital VII, 5.85% (a)	47,851	1,235,513
Wells Fargo Capital XII, 7.88% (a)	150,729	3,902,374

		80,297,187

CONSUMER FINANCE — 1.0%
Capital One Capital II, 7.50% (a)	44,837	1,152,311
HSBC Finance Corp., 6.36% (a)	30,493	768,423
HSBC USA, Inc. Series H, 6.50% (a)	19,795	515,660

		2,436,394

DIVERSIFIED FINANCIAL SERVICES — 22.8%
Credit Suisse Guernsey, 7.90%	198,194	5,158,990
Deutsche Bank Capital Funding Trust IX, 6.63% (a)	85,499	2,104,985
Deutsche Bank Capital Funding Trust VIII, 6.38% (a)	44,608	1,076,837
Deutsche Bank Capital Funding Trust X, 7.35% (a)	59,848	1,505,776
Deutsche Bank Contingent Capital Trust II, 6.55% (a)	59,477	1,467,298
Deutsche Bank Contingent Capital Trust III, 7.60% (a)	146,834	3,772,165
Deutsche Bank Contingent Capital Trust V, 8.05% (a)	102,970	2,694,725
General Electric Capital Corp., 6.63% (a)	94,282	2,494,702
General Electric Capital Corp., 6.50% (a)	24,199	670,312
General Electric Capital Corp., 6.10% (a)	94,282	2,460,760
General Electric Capital Corp., 6.05% (a)	56,962	1,455,949
General Electric Capital Corp., 6.00% (a)	94,282	2,429,647
General Electric Capital Corp., 5.88% (a)	71,449	1,869,106
General Electric Capital Corp. Series A, 6.45% (a)	47,140	1,231,768
ING Groep NV, 8.50% (a)	141,909	3,613,003
ING Groep NV, 7.38% (a)	106,432	2,535,210
ING Groep NV, 7.20% (a)	78,050	1,834,956
ING Groep NV, 7.05% (a)	56,764	1,322,601
ING Groep NV, 6.38% (a)	74,148	1,549,693
ING Groep NV, 6.20% (a)	35,478	728,009
ING Groep NV, 6.13% (a)	49,668	1,006,274
JP Morgan Chase & Co., 8.63% (a)	76,693	2,080,681
JP Morgan Chase Capital X, 7.00%	43,269	1,108,984
JP Morgan Chase Capital XI Series K, 5.88% (a)	46,462	1,173,630
JP Morgan Chase Capital XII, 6.25%	17,269	441,396
JP Morgan Chase Capital XIV, 6.20%	25,983	661,787
JP Morgan Chase Capital XIX Series S, 6.63% (a)	24,296	613,960
JP Morgan Chase Capital XVI, 6.35%	21,619	546,961
JP Morgan Chase Capital XXIV Series X, 6.88%	30,292	774,869
JP Morgan Chase Capital XXIX, 6.70% (a)	63,633	1,630,914
JP Morgan Chase Capital XXVI, 8.00% (b)	77,325	1,955,549
JP Morgan Chase Capital XXVIII, 7.20% (b)	63,632	1,595,891
KKR Financial Holdings LLC, 8.38%	33,628	908,292
Raymond James Financial, Inc., 6.90%	45,486	1,234,490

		57,710,170

See accompanying notes to financial statements.

232

SPDR Wells Fargo Preferred Stock ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.8%
Qwest Corp., 7.50%	74,728	$1,976,556
Qwest Corp., 7.38%	85,938	2,274,779
Qwest Corp., 7.00% (a)	68,231	1,754,901
Telephone & Data Systems, 7.00%	38,989	1,041,006

		7,047,242

ELECTRIC UTILITIES — 6.1%
American Electric Power, 8.75% (a)	40,939	1,115,588
BGE Capital Trust II, 6.20%	32,491	833,394
Constellation Energy Group, Inc. Series A, 8.63%	58,483	1,564,420
FPC Capital I Series A, 7.10% (a)	38,989	1,017,223
FPL Group Capital Trust I, 5.88% (a)	38,989	1,019,173
Georgia Power Co. Series D, 6.38% (a)	38,989	977,064
NextEra Energy Capital Holdings, Inc., 8.75%	48,736	1,399,211
NextEra Energy Capital Holdings, Inc., 7.45%	45,486	1,191,278
NextEra Energy Capital Holdings, Inc., 6.60%	45,486	1,197,192
NextEra Energy Capital Holdings, Inc., 5.70%	51,985	1,375,003
NextEra Energy Capital Holdings, Inc., 5.63%	45,486	1,182,181
SCE Trust I, 5.63%	61,732	1,572,931
Tennessee Valley Authority Series A, 4.15% (a)(b)	35,560	951,230

		15,395,888

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.4%
Tennessee Valley Authority Series D, 4.06% (b)	42,926	1,148,270

INSURANCE — 16.7%
Aegon NV, 8.00% (a)	68,231	1,800,616
Aegon NV, 7.25% (a)	136,460	3,455,167
Aegon NV, 6.88% (a)	71,480	1,771,989
Aegon NV, 6.50% (a)	64,981	1,557,595
Aegon NV, 6.38% (a)	129,963	3,174,996
Aegon NV Series 1, 4.00% (a)(b)	32,491	627,401
American International Group, Inc., 7.70% (a)(b)	142,959	3,674,046
American International Group, Inc. Series A-4, 6.45% (a)(b)	97,472	2,416,331
Arch Capital Group Ltd., 6.75%	42,238	1,098,188
Aviva PLC, 8.25% (a)	51,985	1,429,068
Axis Capital Holdings Series C, 6.88%	51,985	1,392,678
Everest RE Capital Trust II Series B, 6.20% (a)	41,588	1,056,751
MetLife, Inc. Series A, 4.00% (a)(b)	77,977	1,929,931
MetLife, Inc. Series B, 6.50%	194,944	5,029,555
PartnerRe, Ltd. Series C, 6.75% (a)	37,689	966,346
PartnerRe, Ltd. Series E, 7.25% (a)	48,573	1,301,756
Principal Financial Group, Inc. Series B, 6.52% (b)	32,491	848,340
Protective Life Corp., 6.25% (a)	37,365	959,907
Prudential Financial, Inc., 9.00%	119,566	3,247,413
Prudential PLC, 6.75% (a)	32,491	844,441
Prudential PLC, 6.50% (a)	38,989	1,003,577
RenaissanceRe Holdings, Ltd. Series C, 6.08%	32,491	825,271
RenaissanceRe Holdings, Ltd. Series D, 6.60%	38,989	989,931
W.R. Berkley Capital Trust II, 6.75%	32,491	826,571

		42,227,865

MEDIA — 0.7%
Comcast Corp., 6.63%	74,728	1,892,113

MULTI-UTILITIES — 2.0%
Dominion Resources Inc. Series A, 8.38% (a)	89,024	2,554,989
DTE Energy Co., 6.50%	36,390	1,027,653
Xcel Energy, Inc., 7.60% (a)	51,985	1,390,599

		4,973,241

REAL ESTATE INVESTMENT TRUSTS — 10.6%
CommonWealth REIT Series E, 7.25% (a)	35,740	969,984
Digital Realty Trust, Inc. Series E, 7.00% (a)	37,365	1,003,997
Harris Preferred Capital Corp. Series A, 7.38%	32,491	842,167
Health Care REIT, Inc. Series J, 6.50%	37,365	965,138
Hospitality Properties Trust. Series C, 7.00%	41,264	1,062,548
Hospitality Properties Trust. Series J, 7.13% (a)	37,689	1,002,527
Kimco Realty Corp. Series G, 7.75% (a)	59,783	1,533,434
Kimco Realty Corp. Series I, 6.00%	51,985	1,307,423
National Retail Properties, Inc. Series D, 6.63%	37,365	971,490
PS Business Parks, Inc., 6.00%	45,486	1,150,796
Public Storage, 5.90% (a)	59,783	1,602,184
Public Storage, 0.63%	37,365	977,095
Public Storage Series Q, 6.50% (a)	48,736	1,381,666
Public Storage Series R, 6.35% (a)	63,357	1,758,157
Public Storage Series T, 5.75%	60,108	1,586,250
Realty Income Corp. Series F, 6.63% (a)	53,122	1,434,294
Regency Centers Corp. Series 6, 6.63% (a)	32,491	864,910
Vornado Realty LP, 7.88%	59,783	1,673,924
Vornado Realty Trust Series I, 6.63% (a)	35,090	901,462
Wachovia Preferred Funding Corp. Series A, 7.25% (a)	97,472	2,638,567
Weingarten Realty Investors Series F, 6.50% (a)	45,486	1,159,893

		26,787,906

WIRELESS TELECOMMUNICATION SERVICES — 0.5%
US Cellular Corp., 6.95%	44,447	1,191,180

TOTAL PREFERRED STOCKS —
(Cost $247,100,490)		252,619,812

SHORT TERM INVESTMENTS — 15.0%
MONEY MARKET FUNDS — 15.0%
State Street Navigator Securities Lending Prime Portfolio (c)(d)	37,501,994	37,501,994

See accompanying notes to financial statements.

233

SPDR Wells Fargo Preferred Stock ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value

State Street Institutional Liquid Reserves Fund 0.20% (d)(e)	556,574	$556,574

TOTAL SHORT TERM INVESTMENTS —
(Cost $38,058,568)		38,058,568

TOTAL INVESTMENTS — 114.8% (f)
(Cost $285,159,058)		290,678,380
OTHER ASSETS & LIABILITIES — (14.8)%		(37,504,738)

NET ASSETS — 100.0%		$253,173,642

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Variable rate security. The interest rate shown reflects the rate as of June 30, 2012.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 1 inputs. (Note 2)
PLC = Public Limited Company
REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

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235

SPDR SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2012

										SPDR S&P
				SPDR S&P			SPDR S&P	SPDR S&P		600
	SPDR Dow Jones Total Market	SPDR Dow Jones	SPDR S&P 500 Growth	500		SPDR S&P 400 Mid Cap Growth	400 Mid Cap	600	SPDR S&P 600 Small Cap Growth	Small Cap
	ETF	Large Cap ETF	ETF	Value ETF	SPDR Dow Jones Mid Cap ETF	ETF	Value ETF	Small Cap ETF	ETF	Value ETF

ASSETS
Investments in securities of unaffiliated issuers, at value* (Note 2)	$423,199,127	$41,259,746	$218,893,732	$97,296,746	$70,761,488	$62,831,405	$22,162,409	$182,952,472	$151,206,367	$120,871,554
Investments in securities of affiliated issuers, at value (Note 3)	27,280,261	7,648,825	10,166,426	7,173,229	8,995,971	8,528,997	6,108,039	35,899,578	22,803,201	19,355,134

Total Investments	450,479,388	48,908,571	229,060,158	104,469,975	79,757,459	71,360,402	28,270,448	218,852,050	174,009,568	140,226,688
Cash	302,126	6,037	—	411	516	—	53	178,400	135,466	108,217
Receivable for investments sold	461,879	22,752	470,445	385,658	749	1,138,268	75,137	155,696	—	71,208
Dividends receivable — unaffiliated issuers	520,658	54,476	252,995	142,266	77,480	42,891	28,331	185,845	108,812	159,580
Dividends receivable — affiliated issuers	12,425	1,736	1,730	3,996	4,966	4,502	1,700	17,296	15,072	7,822

TOTAL ASSETS	451,776,476	48,993,572	229,785,328	105,002,306	79,841,170	72,546,063	28,375,669	219,389,287	174,268,918	140,573,515

LIABILITIES
Payable upon return of securities loaned	25,599,732	7,527,062	9,781,869	6,556,293	8,890,620	8,483,285	6,057,766	35,735,740	22,607,900	19,171,041
Payable for investments purchased	—	22,752	427,203	310,010	43,091	1,102,942	98,757	240,771	276,575	177,113
Payable for fund shares repurchased	—	—	—	—	—	—	—	1,261	—	—
Distributions payable	47	—	28	58	—	—	—	—	30	119
Accrued advisory fee (Note 3)	67,792	6,605	34,971	15,580	14,104	12,630	4,581	29,368	30,607	24,249
Accrued trustees’ fees and expenses (Note 3)	296	59	338	307	116	111	39	94	275	182

TOTAL LIABILITIES	25,667,867	7,556,478	10,244,409	6,882,248	8,947,931	9,598,968	6,161,143	36,007,234	22,915,387	19,372,704

NET ASSETS	$426,108,609	$41,437,094	$219,540,919	$98,120,058	$70,893,239	$62,947,095	$22,214,526	$183,382,053	$151,353,531	$121,200,811

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$424,781,550	$39,314,218	$225,339,821	$119,830,176	$66,144,300	$66,398,922	$23,237,278	$184,298,156	$162,428,907	$131,904,948
Undistributed (distribution in excess of) net investment income	5,581	16,774	649	147,744	—	—	7,317	—	(30)	2,041
Accumulated net realized gain (loss) on investments	(13,100,255)	(1,099,381)	(50,476,549)	(14,158,461)	115,658	(6,473,371)	(1,605,328)	(740,367)	(21,781,071)	(6,148,358)
Net unrealized appreciation (depreciation) on:
Investments	14,421,733	3,205,483	44,676,998	(7,699,401)	4,633,281	3,021,544	575,259	(175,736)	10,705,725	(4,557,820)

NET ASSETS	$426,108,609	$41,437,094	$219,540,919	$98,120,058	$70,893,239	$62,947,095	$22,214,526	$183,382,053	$151,353,531	$121,200,811

NET ASSET VALUE PER SHARE
Net asset value per share	$101.45	$63.75	$63.63	$67.63	$61.65	$78.68	$55.54	$70.53	$121.07	$71.24

Shares outstanding (unlimited amount authorized, $0.01 par value)	4,200,138	650,000	3,450,130	1,450,870	1,150,000	800,000	400,000	2,600,023	1,250,107	1,701,340

COST OF INVESTMENTS:
Unaffiliated issuers	$408,725,135	$38,050,100	$174,216,734	$104,989,026	$66,128,207	$59,809,861	$21,587,150	$183,128,208	$140,500,642	$125,429,374
Affiliated issuers	27,332,520	7,652,988	10,166,426	7,180,350	8,995,971	8,528,997	6,108,039	35,899,578	22,803,201	19,355,134

Total cost of investments	$436,057,655	$45,703,088	$184,383,160	$112,169,376	$75,124,178	$68,338,858	$27,695,189	$219,027,786	$163,303,843	$144,784,508

* Includes investments in securities on loan, at value	$25,621,117	$7,583,974	$9,772,221	$6,634,066	$8,943,108	$8,499,884	$6,050,500	$35,866,906	$22,698,088	$19,188,508

See accompanying notes to financial statements.

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237

SPDR SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (continued)
June 30, 2012

						SPDR S&P	SPDR S&P	SPDR Morgan		SPDR S&P
				SPDR S&P Capital	SPDR S&P	Mortgage	Regional	Stanley	SPDR S&P	Aerospace &
	SPDR Global	SPDR Dow Jones	SPDR S&P	Markets	Insurance	Finance	Banking	Technology	Dividend	Defense
	Dow ETF	REIT ETF	Bank ETF	ETF	ETF	ETF	ETF	ETF	ETF	ETF

ASSETS
Investments in securities of unaffiliated issuers, at value* (Note 2)	$91,680,044	$1,955,855,405	$1,446,828,179	$22,473,571	$93,540,729	$3,858,820	$1,165,049,986	$166,497,663	$7,529,670,408	$14,693,767
Investments in securities of affiliated issuers, at value (Note 3)	2,988,022	137,323,771	102,473,701	6,781,705	8,200,377	1,010,144	129,324,673	14,119,818	2,498,403,244	3,603,028

Total Investments	94,668,066	2,093,179,176	1,549,301,880	29,255,276	101,741,106	4,868,964	1,294,374,659	180,617,481	10,028,073,652	18,296,795
Cash	—	—	57,305	—	—	—	27,969	—	—	—
Foreign currency, at value	155,313	—	—	—	—	—	—	—	—	—
Receivable for investments sold	911	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—	—	11,174	—	—	—
Receivable for foreign taxes recoverable	125,782	—	—	—	—	—	—	13,409	—	—
Dividends receivable — unaffiliated issuers	254,203	4,185,245	2,265,477	64,048	152,578	5,151	1,872,991	22,005	16,609,200	6,908
Dividends receivable — affiliated issuers	4,857	23,860	16,818	8,241	1,099	212	33,091	3,746	5,244,263	812
Other assets	—	—	—	—	—	—	—	—	301	—

TOTAL ASSETS	95,209,132	2,097,388,281	1,551,641,480	29,327,565	101,894,783	4,874,327	1,296,319,884	180,656,641	10,049,927,416	18,304,515

LIABILITIES
Payable upon return of securities loaned	2,968,835	133,282,910	100,604,882	6,047,169	8,166,300	1,006,471	128,355,506	13,936,861	923,885,678	3,569,434
Payable for investments purchased	—	3,960,422	—	—	—	—	—	—	—	—
Due to custodian	—	—	—	9,976	—	—	—	—	—	—
Payable for fund shares repurchased	—	—	1,541	—	303	—	—	—	113,918	—
Distributions payable	71	151	—	—	—	—	—	29	—	—
Accrued advisory fee (Note 3)	36,664	390,660	402,937	6,874	29,765	1,053	310,735	66,310	2,609,044	4,095
Accrued trustees’ fees and expenses (Note 3)	204	2,355	1,726	65	253	6	688	303	11,333	26

TOTAL LIABILITIES	3,005,774	137,636,498	101,011,086	6,064,084	8,196,621	1,007,530	128,666,929	14,003,503	926,619,973	3,573,555

NET ASSETS	$92,203,358	$1,959,751,783	$1,450,630,394	$23,263,481	$93,698,162	$3,866,797	$1,167,652,955	$166,653,138	$9,123,307,443	$14,730,960

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$141,686,678	$2,055,607,160	$2,362,491,610	$115,924,054	$141,288,951	$4,377,358	$1,574,219,615	$221,357,170	$8,521,087,650	$13,770,163
Undistributed (distribution in excess of) net investment income	66,817	(151)	1,944,720	74,388	250,907	3,195	349,217	(29)	—	—
Accumulated net realized gain (loss) on investments	(30,227,033)	(307,664,076)	(818,200,412)	(85,222,709)	(41,438,598)	(1,068,502)	(377,733,413)	(50,868,753)	(43,928,183)	84,931
Net unrealized appreciation (depreciation) on:
Investments	(19,321,376)	211,808,850	(95,605,524)	(7,512,252)	(6,403,098)	554,746	(29,182,464)	(3,835,250)	646,147,976	875,866
Foreign currency	(1,728)	—	—	—	—	—	—	—	—	—

NET ASSETS	$92,203,358	$1,959,751,783	$1,450,630,394	$23,263,481	$93,698,162	$3,866,797	$1,167,652,955	$166,653,138	$9,123,307,443	$14,730,960

NET ASSET VALUE PER SHARE
Net asset value per share	$51.21	$72.90	$22.05	$31.02	$40.74	$38.67	$27.34	$64.09	$55.66	$58.92

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,800,583	26,881,892	65,802,118	750,000	2,300,000	100,000	42,702,585	2,600,108	163,903,658	250,000

COST OF INVESTMENTS:
Unaffiliated issuers	$111,001,420	$1,744,046,555	$1,542,433,703	$29,613,244	$99,943,827	$3,304,074	$1,194,232,450	$170,332,913	$6,747,114,831	$13,817,901
Affiliated issuers	2,988,022	137,323,771	102,473,701	7,154,284	8,200,377	1,010,144	129,324,673	14,119,818	2,634,810,845	3,603,028

Total cost of investments	$113,989,442	$1,881,370,326	$1,644,907,404	$36,767,528	$108,144,204	$4,314,218	$1,323,557,123	$184,452,731	$9,381,925,676	$17,420,929

Foreign currency, at cost	$157,939	$—	$—	$—	$—	$—	$—	$—	$—	$—

* Includes investments in securities on loan, at value	$2,874,818	$133,676,724	$99,824,129	$6,065,408	$8,122,856	$1,014,018	$127,385,887	$14,303,159	$919,767,140	$3,622,473

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SPDR SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (continued)
June 30, 2012

		SPDR S&P Health	SPDR S&P Health
	SPDR S&P Biotech	Care Equipment	Care Services	SPDR S&P Homebuilders	SPDR S&P Metals & Mining	SPDR S&P Oil & Gas Equipment & Services	SPDR S&P Oil & Gas Exploration & Production	SPDR S&P Pharmaceuticals	SPDR S&P Retail	SPDR S&P Semiconductor
	ETF	ETF	ETF	ETF	ETF	ETF	ETF	ETF	ETF	ETF

ASSETS
Investments in securities of unaffiliated issuers, at value* (Note 2)	$640,170,752	$22,860,596	$9,281,711	$1,320,567,961	$768,549,113	$248,427,644	$863,285,243	$471,559,702	$718,993,572	$37,914,322
Investments in securities of affiliated issuers, at value (Note 3)	152,007,156	52,246	2,566,777	208,087,050	125,823,944	37,005,877	120,772,689	43,900,543	79,692,406	7,267,596

Total Investments	792,177,908	22,912,842	11,848,488	1,528,655,011	894,373,057	285,433,521	984,057,932	515,460,245	798,685,978	45,181,918
Receivable for investments sold	—	—	—	—	—	—	—	—	11,482,009	7,377
Receivable for fund shares sold	5	—	—	18,184	7,755	—	4,294	—	—	—
Receivable for foreign taxes recoverable	—	75	—	—	—	—	—	—	—	—
Dividends receivable — unaffiliated issuers	—	11,871	4,020	827,969	440,479	25,168	157,185	252,050	636,942	12,769
Dividends receivable — affiliated issuers	182,015	10	303	62,014	140,054	78,476	243,186	47,859	163,558	1,961

TOTAL ASSETS	792,359,928	22,924,798	11,852,811	1,529,563,178	894,961,345	285,537,165	984,462,597	515,760,154	810,968,487	45,204,025

LIABILITIES
Payable upon return of securities loaned	150,735,091	—	2,548,666	207,781,566	125,083,465	36,495,540	117,389,967	43,840,387	79,692,306	7,241,651
Due to custodian	—	—	—	—	—	—	—	—	9,661,474	—
Payable for investments purchased	—	—	—	—	—	—	—	—	1,145,911	—
Payable for fund shares repurchased	—	—	—	—	—	—	—	431	22,073	—
Accrued advisory fee (Note 3)	172,012	6,257	2,638	378,552	196,547	69,107	229,291	125,911	234,097	10,482
Accrued trustees’ fees and expenses (Note 3)	820	40	16	1,022	1,691	698	1,555	390	1,105	117

TOTAL LIABILITIES	150,907,923	6,297	2,551,320	208,161,140	125,281,703	36,565,345	117,620,813	43,967,119	90,756,966	7,252,250

NET ASSETS	$641,452,005	$22,918,501	$9,301,491	$1,321,402,038	$769,679,642	$248,971,820	$866,841,784	$471,793,035	$720,211,521	$37,951,775

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$775,882,703	$21,650,033	$8,590,125	$1,572,929,756	$1,610,346,001	$396,800,403	$1,326,255,245	$408,981,608	$878,717,865	$81,788,671
Undistributed (distribution in excess of) net investment income	—	5,021	1,966	—	480,827	17,287	—	—	—	—
Accumulated net realized gain (loss) on investments	(182,449,686)	212,337	159,298	(253,248,668)	(502,173,899)	(86,620,067)	(262,679,802)	(5,386,742)	(76,985,911)	(36,735,609)
Net unrealized appreciation (depreciation) on:
Investments	48,018,988	1,051,110	550,102	1,720,950	(338,973,287)	(61,225,803)	(196,733,659)	68,198,169	(81,520,433)	(7,101,287)

NET ASSETS	$641,452,005	$22,918,501	$9,301,491	$1,321,402,038	$769,679,642	$248,971,820	$866,841,784	$471,793,035	$720,211,521	$37,951,775

NET ASSET VALUE PER SHARE
Net asset value per share	$88.48	$57.30	$62.01	$21.36	$41.49	$30.74	$50.40	$59.34	$59.03	$44.65

Shares outstanding (unlimited amount authorized, $0.01 par value)	7,250,000	400,000	150,000	61,850,016	18,550,230	8,100,000	17,200,000	7,950,135	12,200,113	850,000

COST OF INVESTMENTS:
Unaffiliated issuers	$592,151,764	$21,809,486	$8,731,609	$1,318,847,011	$1,107,522,400	$309,653,447	$1,060,018,902	$403,361,533	$800,514,005	$45,015,609
Affiliated issuers	152,007,156	52,246	2,566,777	208,087,050	125,823,944	37,005,877	120,772,689	43,900,543	79,692,406	7,267,596

Total cost of investments	$744,158,920	$21,861,732	$11,298,386	$1,526,934,061	$1,233,346,344	$346,659,324	$1,180,791,591	$447,262,076	$880,206,411	$52,283,205

* Includes investments in securities on loan, at value	$149,389,722	$—	$2,528,811	$212,467,699	$127,487,900	$36,446,782	$118,457,057	$43,670,805	$79,931,307	$7,314,312

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SPDR SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (continued)
June 30, 2012

	SPDR S&P Software & Services	SPDR S&P Telecom	SPDR S&P Transportation	SPDR Wells Fargo Preferred
	ETF	ETF	ETF	Stock ETF

ASSETS
Investments in securities of unaffiliated issuers, at value* (Note 2)	$18,420,628	$4,199,028	$12,383,686	$252,619,812
Investments in securities of affiliated issuers, at value (Note 3)	5,126,914	3,970	2,723	38,058,568

Total Investments	23,547,542	4,202,998	12,386,409	290,678,380
Cash	5,976	—	—	28,416
Receivable for investments sold	—	—	—	32,918,922
Dividends receivable — unaffiliated issuers	4,049	3,238	7,932	936,812
Dividends receivable — affiliated issuers	2,237	1	2	30,741

TOTAL ASSETS	23,559,804	4,206,237	12,394,343	324,593,271

LIABILITIES
Payable upon return of securities loaned	5,109,432	—	—	37,501,994
Payable for investments purchased	—	90,732	—	33,821,589
Payable for fund shares repurchased	—	—	—	7,895
Accrued advisory fee (Note 3)	5,084	1,139	3,485	87,986
Accrued trustees’ fees and expenses (Note 3)	30	13	22	165

TOTAL LIABILITIES	5,114,546	91,884	3,507	71,419,629

NET ASSETS	$18,445,258	$4,114,353	$12,390,836	$253,173,642

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$17,410,964	$6,500,040	$12,982,514	$250,104,173
Undistributed (distribution in excess of) net investment income	1,491	—	2,406	626,792
Accumulated net realized gain (loss) on investments	179,024	(1,113,048)	(781,517)	(3,076,645)
Net unrealized appreciation (depreciation) on:
Investments	853,779	(1,272,639)	187,433	5,519,322

NET ASSETS	$18,445,258	$4,114,353	$12,390,836	$253,173,642

NET ASSET VALUE PER SHARE
Net asset value per share	$61.48	$41.14	$49.56	$45.21

Shares outstanding (unlimited amount authorized, $0.01 par value)	300,000	100,000	250,000	5,600,000

COST OF INVESTMENTS:
Unaffiliated issuers	$17,566,849	$5,471,667	$12,196,253	$247,100,490
Affiliated issuers	5,126,914	3,970	2,723	38,058,568

Total cost of investments	$22,693,763	$5,475,637	$12,198,976	$285,159,058

* Includes investments in securities on loan, at value	$5,163,861	$—	$—	$36,602,184

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2012

										SPDR S&P
				SPDR S&P			SPDR S&P	SPDR S&P		600
	SPDR Dow Jones Total Market	SPDR Dow Jones	SPDR S&P 500 Growth	500		SPDR S&P 400 Mid Cap Growth	400 Mid Cap	600	SPDR S&P 600 Small Cap Growth	Small Cap
	ETF	Large Cap ETF	ETF	Value ETF	SPDR Dow Jones Mid Cap ETF	ETF	Value ETF	Small Cap ETF	ETF	Value ETF

INVESTMENT INCOME
Dividend income on securities of unaffiliated issuers (Note 2)	$4,486,411	$814,607	$3,885,462	$3,804,864	$1,047,081	$535,268	$493,698	$1,410,012	$1,573,696	$2,126,850
Dividend income on securities of affiliated issuers (Note 3)	8,441	1,461	828	11,702	316	214	143	267	452	350
Affiliated securities lending — net (Note 3 and Note 8)	60,464	13,241	17,167	26,177	46,696	36,338	17,528	90,074	127,771	86,459
Foreign taxes withheld	(228)	(896)	—	—	—	—	—	—	—	—

TOTAL INVESTMENT INCOME	4,555,088	828,413	3,903,457	3,842,743	1,094,093	571,820	511,369	1,500,353	1,701,919	2,213,659

EXPENSES
Advisory fee (Note 3)	419,945	75,431	412,247	298,191	172,170	158,584	62,072	187,206	386,791	298,934
Trustees’ fees and expenses (Note 3)	4,336	855	4,737	3,901	1,714	1,571	537	1,768	3,949	2,715
Miscellaneous expenses	—	—	—	—	223	—	—	57	—	334

TOTAL EXPENSES	424,281	76,286	416,984	302,092	174,107	160,155	62,609	189,031	390,740	301,983

NET INVESTMENT INCOME	4,130,807	752,127	3,486,473	3,540,651	919,986	411,665	448,760	1,311,322	1,311,179	1,911,676

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	9,120,084	5,347,128	(2,701,457)	16,656,411	3,631,649	(629,729)	824,768	1,627,774	(3,273,099)	2,042,553
Investments in securities of affiliated issuers	3,003	1,818	—	(8,737)	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(8,786,745)	(4,297,173)	16,076,175	(15,217,974)	(7,492,221)	(3,141,012)	(1,066,207)	(3,156,642)	(958,799)	(5,568,215)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	336,342	1,051,773	13,374,718	1,429,700	(3,860,572)	(3,770,741)	(241,439)	(1,528,868)	(4,231,898)	(3,525,662)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$4,467,149	$1,803,900	$16,861,191	$4,970,351	$(2,940,586)	$(3,359,076)	$207,321	$(217,546)	$(2,920,719)	$(1,613,986)

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF OPERATIONS (continued)
For the Year Ended June 30, 2012

								SPDR Morgan
				SPDR S&P Capital		SPDR S&P Mortgage	SPDR S&P Regional	Stanley
		SPDR Dow Jones	SPDR S&P	Markets	SPDR S&P Insurance	Finance	Banking	Technology	SPDR S&P Dividend	SPDR S&P Aerospace & Defense
	SPDR Global Dow ETF	REIT ETF	Bank ETF	ETF	ETF	ETF	ETF	ETF	ETF	ETF (1)

INVESTMENT INCOME
Dividend income on securities of unaffiliated issuers (Note 2)	$3,195,365	$45,161,215	$29,680,119	$863,141	$2,758,642	$85,838	$15,942,896	$2,292,927	$222,949,738	$128,322
Dividend income on securities of affiliated issuers (Note 3)	129	3,717	149,330	29,426	315	19	2,034	793	64,245,705	30
Affiliated securities lending — net (Note 3 and Note 8)	45,506	288,738	198,053	46,805	28,709	2,685	358,642	60,862	1,988,022	986
Foreign taxes withheld	(187,307)	—	—	—	—	—	(8,450)	(89,522)	—	—

TOTAL INVESTMENT INCOME	3,053,693	45,453,670	30,027,502	939,372	2,787,666	88,542	16,295,122	2,265,060	289,183,465	129,338

EXPENSES
Advisory fee (Note 3)	518,805	3,990,567	4,623,794	119,185	448,231	12,048	2,687,277	876,199	27,425,060	29,373
Trustees’ fees and expenses (Note 3)	2,814	36,368	30,511	1,008	3,342	84	12,718	4,338	166,439	111
Miscellaneous expenses	333	3	3	1,535	—	—	1,986	142	232	—

TOTAL EXPENSES	521,952	4,026,938	4,654,308	121,728	451,573	12,132	2,701,981	880,679	27,591,731	29,484

NET INVESTMENT INCOME	2,531,741	41,426,732	25,373,194	817,644	2,336,093	76,410	13,593,141	1,384,381	261,591,734	99,854

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(3,281,484)	24,684,854	(296,794,893)	(21,237,219)	(24,332,654)	(961,018)	(8,137,780)	(5,802,619)	239,767,845	202,475
Investments in securities of affiliated issuers	—	—	(12,421,425)	(2,412,335)	—	—	—	—	4,134,475	—
Foreign currency transactions	(53,968)	—	—	—	—	—	—	—	—	—
Swap contracts	—	—	—	—	—	—	—	—	1,267,130	—
Net change in unrealized appreciation (depreciation) on:
Investments	(15,581,366)	133,961,050	140,087,935	13,837,420	13,606,264	987,906	76,282,609	(1,371,092)	99,034,538	875,866
Foreign currency transactions	(12,885)	—	—	—	—	—	—	—	—	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS AND SWAPS	(18,929,703)	158,645,904	(169,128,383)	(9,812,134)	(10,726,390)	26,888	68,144,829	(7,173,711)	344,203,988	1,078,341

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(16,397,962)	$200,072,636	$(143,755,189)	$(8,994,490)	$(8,390,297)	$103,298	$81,737,970	$(5,789,330)	$605,795,722	$1,178,195

(1)	For the period September 28, 2011 (commencement of operations) to June 30, 2012.

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SPDR SERIES TRUST
STATEMENTS OF OPERATIONS (continued)
For the Year Ended June 30, 2012

		SPDR S&P Health	SPDR S&P Health
	SPDR S&P Biotech	Care Equipment	Care Services	SPDR S&P Homebuilders	SPDR S&P Metals & Mining	SPDR S&P Oil & Gas Equipment & Services	SPDR S&P Oil & Gas Exploration & Production	SPDR S&P Pharmaceuticals	SPDR S&P Retail	SPDR S&P Semiconductor
	ETF	ETF	ETF (1)	ETF	ETF	ETF	ETF	ETF	ETF	ETF

INVESTMENT INCOME
Dividend income on securities of unaffiliated issuers (Note 2)	$323,679	$120,222	$47,567	$15,928,808	$10,380,545	$2,199,233	$5,996,945	$3,075,206	$8,631,760	$367,954
Dividend income on securities of affiliated issuers (Note 3)	1,697	67	27	2,860	2,844	977	3,461	577	1,996	166
Affiliated securities lending — net (Note 3 and Note 8)	696,303	198	335	483,388	995,332	358,330	4,187,804	494,278	1,475,359	300,422
Foreign taxes withheld	—	—	—	—	—	(14,923)	—	—	—	—

TOTAL INVESTMENT INCOME	1,021,679	120,487	47,929	16,415,056	11,378,721	2,543,617	10,188,210	3,570,061	10,109,115	668,542

EXPENSES
Advisory fee (Note 3)	1,756,608	76,625	21,601	3,474,190	2,811,984	1,190,100	3,043,060	1,033,206	2,437,269	187,710
Trustees’ fees and expenses (Note 3)	12,689	538	80	18,243	21,832	9,537	21,566	6,088	16,159	1,584
Miscellaneous expenses	2,757	—	—	2	94	1,273	5,911	1	63	—

TOTAL EXPENSES	1,772,054	77,163	21,681	3,492,435	2,833,910	1,200,910	3,070,537	1,039,295	2,453,491	189,294

NET INVESTMENT INCOME (LOSS)	(750,375)	43,324	26,248	12,922,621	8,544,811	1,342,707	7,117,673	2,530,766	7,655,624	479,248

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	68,481,476	760,343	467,395	147,157,774	(215,076,622)	4,738,646	(56,699,273)	21,577,201	63,503,674	(16,775,557)
Net change in unrealized appreciation (depreciation) on:
Investments	9,116,867	163,732	550,102	30,905,609	(263,538,536)	(117,397,531)	(132,972,116)	35,531,916	(52,761,882)	(3,936,228)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	77,598,343	924,075	1,017,497	178,063,383	(478,615,158)	(112,658,885)	(189,671,389)	57,109,117	10,741,792	(20,711,785)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$76,847,968	$967,399	$1,043,745	$190,986,004	$(470,070,347)	$(111,316,178)	$(182,553,716)	$59,639,883	$18,397,416	$(20,232,537)

(1)	For the period September 28, 2011 (commencement of operations) to June 30, 2012.

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SPDR SERIES TRUST
STATEMENTS OF OPERATIONS (continued)
For the Year Ended June 30, 2012

	SPDR S&P Software & Services	SPDR S&P Telecom	SPDR S&P Transportation	SPDR Wells Fargo Preferred
	ETF (1)	ETF	ETF	Stock ETF

INVESTMENT INCOME
Dividend income on securities of unaffiliated issuers (Note 2)	$75,684	$91,850	$103,662	$11,160,368
Dividend income on securities of affiliated issuers (Note 3)	60	29	29	1,204
Affiliated securities lending — net (Note 3 and Note 8)	2,602	17	—	207,815
Foreign taxes withheld	(98)	—	—	(10,443)

TOTAL INVESTMENT INCOME	78,248	91,896	103,691	11,358,944

EXPENSES
Advisory fee (Note 3)	38,839	23,656	42,686	686,881
Trustees’ fees and expenses (Note 3)	132	186	317	3,025
Miscellaneous expenses	—	—	—	98

TOTAL EXPENSES	38,971	23,842	43,003	690,004

NET INVESTMENT INCOME	39,277	68,054	60,688	10,668,940

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	746,478	(779,291)	(961,532)	(1,246,149)
Net change in unrealized appreciation (depreciation) on:
Investments	853,779	(1,136,396)	(391,058)	1,465,698

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	1,600,257	(1,915,687)	(1,352,590)	219,549

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,639,534	$(1,847,633)	$(1,291,902)	$10,888,489

(1)	For the period September 28, 2011 (commencement of operations) to June 30, 2012.

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	SPDR Dow Jones Total Market ETF		SPDR Dow Jones Large Cap ETF		SPDR S&P 500 Growth ETF		SPDR S&P 500 Value ETF		SPDR Dow Jones Mid Cap ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/11

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,130,807	$3,278,042	$752,127	$707,683	$3,486,473	$2,284,380	$3,540,651	$3,738,117	$919,986	$805,383
Net realized gain (loss) on investments	9,123,087	9,072,966	5,348,946	4,127,062	(2,701,457)	(1,546,228)	16,647,674	9,349,989	3,631,649	4,165,387
Net change in unrealized appreciation (depreciation) on investments	(8,786,745)	37,671,976	(4,297,173)	5,710,945	16,076,175	52,905,782	(15,217,974)	24,683,035	(7,492,221)	13,587,927

Net increase (decrease) in net assets resulting from operations	4,467,149	50,022,984	1,803,900	10,545,690	16,861,191	53,643,934	4,970,351	37,771,141	(2,940,586)	18,558,697

Net equalization credits and charges (Note 2)	449,967	(15,030)	1,129	3,085	41,336	(10,007)	(132,046)	282,714	305	15,560

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(4,394,238)	(3,225,127)	(729,312)	(709,147)	(3,532,003)	(2,209,405)	(3,345,581)	(3,972,304)	(931,681)	(819,893)

Total distributions to shareholders	(4,394,238)	(3,225,127)	(729,312)	(709,147)	(3,532,003)	(2,209,405)	(3,345,581)	(3,972,304)	(931,681)	(819,893)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	261,016,427	16,525,970	20,974,824	14,842,768	25,926,694	—	—	53,271,237	5,697,898	18,782,168
Cost of shares redeemed	(28,506,737)	(27,179,648)	(17,865,138)	(21,146,081)	(12,300,602)	(26,132,811)	(75,222,569)	(15,337,649)	(11,260,897)	(9,777,365)
Net income equalization (Note 2)	(449,967)	15,030	(1,129)	(3,085)	(41,336)	10,007	132,046	(282,714)	(305)	(15,560)

Net increase (decrease) in net assets from beneficial interest transactions	232,059,723	(10,638,648)	3,108,557	(6,306,398)	13,584,756	(26,122,804)	(75,090,523)	37,650,874	(5,563,304)	8,989,243

Net increase (decrease) in net assets during the year	232,582,601	36,144,179	4,184,274	3,533,230	26,955,280	25,301,718	(73,597,799)	71,732,425	(9,435,266)	26,743,607
Net assets at beginning of year	193,526,008	157,381,829	37,252,820	33,719,590	192,585,639	167,283,921	171,717,857	99,985,432	80,328,505	53,584,898

NET ASSETS END OF YEAR (1)	$426,108,609	$193,526,008	$41,437,094	$37,252,820	$219,540,919	$192,585,639	$98,120,058	$171,717,857	$70,893,239	$80,328,505

SHARES OF BENEFICIAL INTEREST:
Shares sold	2,550,000	200,000	350,000	250,000	450,000	—	—	950,000	100,000	300,000
Shares redeemed	(300,000)	(300,000)	(300,000)	(350,000)	(200,000)	(500,000)	(1,100,000)	(250,000)	(200,000)	(200,000)

Net increase (decrease)	2,250,000	(100,000)	50,000	(100,000)	250,000	(500,000)	(1,100,000)	700,000	(100,000)	100,000

(1) Including undistributed (distribution in excess of) net investment income	$5,581	$32,631	$16,774	$3,497	$649	$61,088	$147,744	$—	$—	$—

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR S&P 400 Mid Cap Growth ETF		SPDR S&P 400 Mid Cap Value ETF		SPDR S&P 600 Small Cap ETF		SPDR S&P 600 Small Cap Growth ETF		SPDR S&P 600 Small Cap Value ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/11

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$411,665	$355,989	$448,760	$571,656	$1,311,322	$718,904	$1,311,179	$931,786	$1,911,676	$2,080,652
Net realized gain (loss) on investments	(629,729)	18,039,734	824,768	4,435,011	1,627,774	12,183,026	(3,273,099)	26,658,070	2,042,553	7,676,769
Net change in unrealized appreciation (depreciation) on investments	(3,141,012)	6,928,726	(1,066,207)	2,858,967	(3,156,642)	5,925,353	(958,799)	30,505,039	(5,568,215)	23,607,068

Net increase (decrease) in net assets resulting from operations	(3,359,076)	25,324,449	207,321	7,865,634	(217,546)	18,827,283	(2,920,719)	58,094,895	(1,613,986)	33,364,489

Net equalization credits and charges (Note 2)	(12,015)	(6,383)	(15,419)	(18,136)	199,599	(15,062)	(26,184)	(7,127)	(62,686)	(150,144)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(452,506)	(334,614)	(441,443)	(577,286)	(1,491,547)	(712,057)	(1,421,931)	(880,548)	(1,915,201)	(2,127,002)
Net realized gains	—	—	—	—	—	(40,489)	—	—	—	—

Total distributions to shareholders	(452,506)	(334,614)	(441,443)	(577,286)	(1,491,547)	(752,546)	(1,421,931)	(880,548)	(1,915,201)	(2,127,002)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	7,274,294	74,110,803	4,846,941	14,116,865	113,978,100	75,479,709	10,339,216	189,064,159	25,390,475	—
Cost of shares redeemed	(14,656,114)	(84,882,842)	(5,269,214)	(18,698,596)	(6,479,908)	(67,531,879)	(42,075,299)	(183,056,024)	(25,509,619)	(48,952,240)
Net income equalization (Note 2)	12,015	6,383	15,419	18,136	(199,599)	15,062	26,184	7,127	62,686	150,144

Net increase (decrease) in net assets from beneficial interest transactions	(7,369,805)	(10,765,656)	(406,854)	(4,563,595)	107,298,593	7,962,892	(31,709,899)	6,015,262	(56,458)	(48,802,096)

Voluntary contribution from Adviser	—	—	—	—	—	—	—	263,622	—	—

Net increase (decrease) in net assets during the year	(11,193,402)	14,217,796	(656,395)	2,706,617	105,789,099	26,022,567	(36,078,733)	63,486,104	(3,648,331)	(17,714,753)
Net assets at beginning of year	74,140,497	59,922,701	22,870,921	20,164,304	77,592,954	51,570,387	187,432,264	123,946,160	124,849,142	142,563,895

NET ASSETS END OF YEAR (1)	$62,947,095	$74,140,497	$22,214,526	$22,870,921	$183,382,053	$77,592,954	$151,353,531	$187,432,264	$121,200,811	$124,849,142

SHARES OF BENEFICIAL INTEREST:
Shares sold	100,000	1,000,000	100,000	300,000	1,600,000	1,150,000	100,000	1,750,000	350,000	—
Shares redeemed	(200,000)	(1,150,000)	(100,000)	(350,000)	(100,000)	(1,050,000)	(400,000)	(1,700,000)	(400,000)	(800,000)

Net increase (decrease)	(100,000)	(150,000)	—	(50,000)	1,500,000	100,000	(300,000)	50,000	(50,000)	(800,000)

(1) Including undistributed (distribution in excess of) net investment income	$—	$8,557	$7,317	$—	$—	$—	$(30)	$46,688	$2,041	$—

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR Global Dow ETF		SPDR Dow Jones REIT ETF		SPDR S&P Bank ETF		SPDR S&P Capital Markets ETF		SPDR S&P Insurance ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/11

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,531,741	$3,212,599	$41,426,732	$33,298,814	$25,373,194	$13,165,726	$817,644	$1,308,110	$2,336,093	$3,150,713
Net realized gain (loss) on investments and foreign currency transactions	(3,335,452)	(2,526,360)	24,684,854	27,517,914	(309,216,318)	48,750,087	(23,649,554)	(6,348,532)	(24,332,654)	10,131,731
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(15,594,251)	22,168,417	133,961,050	332,025,926	140,087,935	(18,409,788)	13,837,420	11,414,411	13,606,264	16,141,163

Net increase (decrease) in net assets resulting from operations	(16,397,962)	22,854,656	200,072,636	392,842,654	(143,755,189)	43,506,025	(8,994,490)	6,373,989	(8,390,297)	29,423,607

Net equalization credits and charges (Note 2)	(75,487)	149,587	698,627	354,966	(1,430,145)	(581,031)	(98,339)	(131,050)	(170,856)	144,065

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,227,067)	(3,235,910)	(51,476,711)	(44,180,325)	(24,865,506)	(11,935,556)	(860,313)	(1,142,134)	(2,097,855)	(3,385,649)

Total distributions to shareholders	(2,227,067)	(3,235,910)	(51,476,711)	(44,180,325)	(24,865,506)	(11,935,556)	(860,313)	(1,142,134)	(2,097,855)	(3,385,649)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	—	61,316,265	501,811,785	274,494,969	3,384,569,461	6,248,898,890	71,684,881	130,640,378	500,701,017	783,450,214
Cost of shares redeemed	(37,957,764)	(12,019,558)	(247,741,681)	(203,529,068)	(3,449,976,308)	(5,342,495,643)	(107,693,287)	(118,052,987)	(611,411,776)	(758,563,504)
Net income equalization (Note 2)	75,487	(149,587)	(698,627)	(354,966)	1,430,145	581,031	98,339	131,050	170,856	(144,065)

Net increase (decrease) in net assets from beneficial interest transactions	(37,882,277)	49,147,120	253,371,477	70,610,935	(63,976,702)	906,984,278	(35,910,067)	12,718,441	(110,539,903)	24,742,645

Net increase (decrease) in net assets during the year	(56,582,793)	68,915,453	402,666,029	419,628,230	(234,027,542)	937,973,716	(45,863,209)	17,819,246	(121,198,911)	50,924,668
Net assets at beginning of year	148,786,151	79,870,698	1,557,085,754	1,137,457,524	1,684,657,936	746,684,220	69,126,690	51,307,444	214,897,073	163,972,405

NET ASSETS END OF YEAR (1)	$92,203,358	$148,786,151	$1,959,751,783	$1,557,085,754	$1,450,630,394	$1,684,657,936	$23,263,481	$69,126,690	$93,698,162	$214,897,073

SHARES OF BENEFICIAL INTEREST:
Shares sold	—	1,050,000	7,450,000	4,400,000	166,350,000	252,600,000	2,450,000	3,550,000	13,650,000	19,050,000
Shares redeemed	(700,000)	(200,000)	(3,950,000)	(3,300,000)	(170,750,000)	(215,000,000)	(3,650,000)	(3,250,000)	(16,500,000)	(18,550,000)

Net increase (decrease)	(700,000)	850,000	3,500,000	1,100,000	(4,400,000)	37,600,000	(1,200,000)	300,000	(2,850,000)	500,000

(1) Including undistributed (distribution in excess of) net investment income	$66,817	$(183,889)	$(151)	$—	$1,944,720	$1,437,032	$74,388	$165,491	$250,907	$12,669

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR S&P Mortgage Finance ETF		SPDR S&P Regional Banking ETF		SPDR Morgan Stanley Technology ETF		SPDR S&P Dividend ETF		SPDR S&P Aerospace & Defense ETF
									For the Period
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	9/28/11*-
	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$76,410	$58,995	$13,593,141	$9,640,851	$1,384,381	$1,184,868	$261,591,734	$147,948,698	$99,854
Net realized gain (loss) on investments and swaps	(961,018)	(24,872)	(8,137,780)	(72,695,841)	(5,802,619)	7,569,213	245,169,450	101,909,097	202,475
Net change in unrealized appreciation (depreciation) on investments	987,906	(100,729)	76,282,609	118,712,916	(1,371,092)	39,563,278	99,034,538	522,505,618	875,866

Net increase (decrease) in net assets resulting from operations	103,298	(66,606)	81,737,970	55,657,926	(5,789,330)	48,317,359	605,795,722	772,363,413	1,178,195

Net equalization credits and charges (Note 2)	—	(718)	645,878	(628,044)	(23,994)	(23,364)	8,633,086	12,082,144	(339)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(74,216)	(66,248)	(14,745,467)	(8,710,201)	(1,408,564)	(1,257,217)	(269,726,465)	(157,971,210)	(100,392)
Net realized gains	—	(12,065)	—	—	—	—	—	—	—

Total distributions to shareholders	(74,216)	(78,313)	(14,745,467)	(8,710,201)	(1,408,564)	(1,257,217)	(269,726,465)	(157,971,210)	(100,392)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	—	2,156,762	3,325,683,791	3,167,296,529	15,551,641	9,544,380	3,804,836,094	4,239,233,832	16,145,781
Cost of shares redeemed	—	(2,089,624)	(2,783,712,798)	(3,358,767,950)	(47,819,613)	(32,673,433)	(999,839,688)	(821,095,621)	(2,492,624)
Net income equalization (Note 2)	—	718	(645,878)	628,044	23,994	23,364	(8,633,086)	(12,082,144)	339

Net increase (decrease) in net assets from beneficial interest transactions	—	67,856	541,325,115	(190,843,377)	(32,243,978)	(23,105,689)	2,796,363,320	3,406,056,067	13,653,496

Net increase (decrease) in net assets during the year	29,082	(77,781)	608,963,496	(144,523,696)	(39,465,866)	23,931,089	3,141,065,663	4,032,530,414	14,730,960
Net assets at beginning of year	3,837,715	3,915,496	558,689,459	703,213,155	206,119,004	182,187,915	5,982,241,780	1,949,711,366	—

NET ASSETS END OF YEAR (1)	$3,866,797	$3,837,715	$1,167,652,955	$558,689,459	$166,653,138	$206,119,004	$9,123,307,443	$5,982,241,780	$14,730,960

SHARES OF BENEFICIAL INTEREST:
Shares sold	—	50,000	133,600,000	129,600,000	250,000	150,000	71,650,000	83,050,000	300,000
Shares redeemed	—	(50,000)	(112,850,000)	(138,150,000)	(800,000)	(550,000)	(18,400,000)	(15,600,000)	(50,000)

Net increase (decrease)	—	—	20,750,000	(8,550,000)	(550,000)	(400,000)	53,250,000	67,450,000	250,000

(1) Including undistributed (distribution in excess of) net investment income	$3,195	$1,002	$349,217	$951,880	$(29)	$—	$—	$—	$—

*	Commencement of operations

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR S&P Biotech ETF		SPDR S&P Health Care Equipment ETF		SPDR S&P Health Care Services ETF	SPDR S&P Homebuilders ETF		SPDR S&P Metals & Mining ETF
				For the Period	For the Period
	Year Ended	Year Ended	Year Ended	1/26/11*-	9/28/11*-	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/12	6/30/11	6/30/12	6/30/11

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(750,375)	$(1,595,620)	$43,324	$6,203	$26,248	$12,922,621	$6,212,055	$8,544,811	$6,583,198
Net realized gain (loss) on investments	68,481,476	66,388,839	760,343	55,789	467,395	147,157,774	58,692,936	(215,076,622)	254,514,396
Net change in unrealized appreciation (depreciation) on investments	9,116,867	97,269,968	163,732	887,378	550,102	30,905,609	107,036,548	(263,538,536)	123,652,189

Net increase (decrease) in net assets resulting from operations	76,847,968	162,063,187	967,399	949,370	1,043,745	190,986,004	171,941,539	(470,070,347)	384,749,783

Net equalization credits and charges (Note 2)	542,426	(102,818)	(484)	781	21	637,765	631,502	(402,237)	(93,574)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	(38,785)	(5,721)	(24,282)	(13,716,137)	(17,300,102)	(8,231,843)	(6,854,787)
Net realized gains	—	—	(70,845)	—	—	—	—	—	—

Total distributions to shareholders	—	—	(109,630)	(5,721)	(24,282)	(13,716,137)	(17,300,102)	(8,231,843)	(6,854,787)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	593,826,223	537,492,479	10,099,145	18,340,023	11,109,362	3,121,179,045	1,926,858,489	4,958,888,773	5,836,041,623
Cost of shares redeemed	(671,860,849)	(507,777,366)	(7,322,085)	—	(2,827,334)	(2,751,427,523)	(2,007,909,017)	(4,842,095,682)	(5,781,560,057)
Net income equalization (Note 2)	(542,426)	102,818	484	(781)	(21)	(637,765)	(631,502)	402,237	93,574

Net increase (decrease) in net assets from beneficial interest transactions	(78,577,052)	29,817,931	2,777,544	18,339,242	8,282,007	369,113,757	(81,682,030)	117,195,328	54,575,140

Net increase (decrease) in net assets during the year	(1,186,658)	191,778,300	3,634,829	19,283,672	9,301,491	547,021,389	73,590,909	(361,509,099)	432,376,562
Net assets at beginning of year	642,638,663	450,860,363	19,283,672	—	—	774,380,649	700,789,740	1,131,188,741	698,812,179

NET ASSETS END OF YEAR (1)	$641,452,005	$642,638,663	$22,918,501	$19,283,672	$9,301,491	$1,321,402,038	$774,380,649	$769,679,642	$1,131,188,741

SHARES OF BENEFICIAL INTEREST:
Shares sold	8,050,000	8,200,000	200,000	350,000	200,000	164,100,000	115,450,000	96,350,000	90,450,000
Shares redeemed	(9,600,000)	(8,100,000)	(150,000)	—	(50,000)	(145,150,000)	(121,500,000)	(94,100,000)	(89,450,000)

Net increase (decrease)	(1,550,000)	100,000	50,000	350,000	150,000	18,950,000	(6,050,000)	2,250,000	1,000,000

(1) Including undistributed (distribution in excess of) net investment income	$—	$—	$5,021	$482	$1,966	$—	$—	$480,827	$486,039

*	Commencement of operations

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR S&P Oil & Gas Equipment & Services ETF		SPDR S&P Oil & Gas Exploration & Production ETF		SPDR S&P Pharmaceuticals ETF		SPDR S&P Retail ETF		SPDR S&P Semiconductor ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/11

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,342,707	$3,299,221	$7,117,673	$7,298,246	$2,530,766	$2,003,260	$7,655,624	$5,994,861	$479,248	$452,447
Net realized gain (loss) on investments	4,738,646	71,715,426	(56,699,273)	219,042,481	21,577,201	25,057,046	63,503,674	147,014,438	(16,775,557)	6,782,622
Net change in unrealized appreciation (depreciation) on investments	(117,397,531)	95,417,556	(132,972,116)	41,010,922	35,531,916	27,624,650	(52,761,882)	52,677,874	(3,936,228)	12,427,303

Net increase (decrease) in net assets resulting from operations	(111,316,178)	170,432,203	(182,553,716)	267,351,649	59,639,883	54,684,956	18,397,416	205,687,173	(20,232,537)	19,662,372

Net equalization credits and charges (Note 2)	(7,603)	249,460	141,307	(112,354)	149,285	6,723	344,544	1,846,716	(19,156)	(34,074)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,325,420)	(3,626,611)	(7,389,791)	(7,573,972)	(2,797,862)	(1,867,137)	(7,667,018)	(8,163,249)	(460,261)	(638,284)
Net realized gains	—	—	—	—	(419,092)	(917,357)	—	—	—	—

Total distributions to shareholders	(1,325,420)	(3,626,611)	(7,389,791)	(7,573,972)	(3,216,954)	(2,784,494)	(7,667,018)	(8,163,249)	(460,261)	(638,284)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	262,772,380	410,043,559	9,735,660,439	9,359,931,260	263,960,676	119,016,440	14,428,165,620	19,662,887,170	287,873,381	301,832,098
Cost of shares redeemed	(390,608,855)	(336,544,093)	(9,272,446,311)	(9,562,642,129)	(92,888,386)	(69,682,783)	(14,266,849,435)	(20,002,002,708)	(344,070,246)	(310,676,934)
Net income equalization (Note 2)	7,603	(249,460)	(141,307)	112,354	(149,285)	(6,723)	(344,544)	(1,846,716)	19,156	34,074

Net increase (decrease) in net assets from beneficial interest transactions	(127,828,872)	73,250,006	463,072,821	(202,598,515)	170,923,005	49,326,934	160,971,641	(340,962,254)	(56,177,709)	(8,810,762)

Net increase (decrease) in net assets during the year	(240,478,073)	240,305,058	273,270,621	57,066,808	227,495,219	101,234,119	172,046,583	(141,591,614)	(76,889,663)	10,179,252
Net assets at beginning of year	489,449,893	249,144,835	593,571,163	536,504,355	244,297,816	143,063,697	548,164,938	689,756,552	114,841,438	104,662,186

NET ASSETS END OF YEAR (1)	$248,971,820	$489,449,893	$866,841,784	$593,571,163	$471,793,035	$244,297,816	$720,211,521	$548,164,938	$37,951,775	$114,841,438

SHARES OF BENEFICIAL INTEREST:
Shares sold	7,800,000	10,700,000	181,800,000	178,950,000	4,900,000	2,600,000	265,200,000	430,150,000	6,200,000	5,450,000
Shares redeemed	(11,500,000)	(8,850,000)	(174,700,000)	(182,600,000)	(1,750,000)	(1,500,000)	(263,250,000)	(439,250,000)	(7,400,000)	(5,900,000)

Net increase (decrease)	(3,700,000)	1,850,000	7,100,000	(3,650,000)	3,150,000	1,100,000	1,950,000	(9,100,000)	(1,200,000)	(450,000)

(1) Including undistributed (distribution in excess of) net investment income	$17,287	$—	$—	$145,013	$—	$136,123	$—	$—	$—	$—

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR S&P Software & Services ETF	SPDR S&P Telecom ETF		SPDR S&P Transportation ETF		SPDR Wells Fargo Preferred Stock ETF
	For the Period		For the Period		For the Period
	9/28/11*-	Year Ended	1/26/11*-	Year Ended	1/26/11*-	Year Ended	Year Ended
	6/30/12	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/11

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$39,277	$68,054	$31,483	$60,688	$22,140	$10,668,940	$6,248,415
Net realized gain (loss) on investments	746,478	(779,291)	511,075	(961,532)	(45,501)	(1,246,149)	1,203,067
Net change in unrealized appreciation (depreciation) on investments	853,779	(1,136,396)	(136,243)	(391,058)	578,491	1,465,698	4,520,718

Net increase (decrease) in net assets resulting from operations	1,639,534	(1,847,633)	406,315	(1,291,902)	555,130	10,888,489	11,972,200

Net equalization credits and charges (Note 2)	(2,016)	(10,206)	26,126	(2,511)	6,098	628,830	471,387

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(37,786)	(56,064)	(51,678)	(58,282)	(22,140)	(10,454,723)	(6,669,746)
Return of capital	—	—	—	—	(5,256)	—	—

Total distributions to shareholders	(37,786)	(56,064)	(51,678)	(58,282)	(27,396)	(10,454,723)	(6,669,746)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	19,902,446	4,644,593	52,890,507	—	15,395,273	156,456,286	63,689,814
Cost of shares redeemed	(3,058,936)	(8,944,593)	(42,927,094)	(2,181,987)	—	(22,325,527)	(15,723,024)
Net income equalization (Note 2)	2,016	10,206	(26,126)	2,511	(6,098)	(628,830)	(471,387)

Net increase (decrease) in net assets from beneficial interest transactions	16,845,526	(4,289,794)	9,937,287	(2,179,476)	15,389,175	133,501,929	47,495,403

Net increase (decrease) in net assets during the year	18,445,258	(6,203,697)	10,318,050	(3,532,171)	15,923,007	134,564,525	53,269,244
Net assets at beginning of year	—	10,318,050	—	15,923,007	—	118,609,117	65,339,873

NET ASSETS END OF YEAR (1)	$18,445,258	$4,114,353	$10,318,050	$12,390,836	$15,923,007	$253,173,642	$118,609,117

SHARES OF BENEFICIAL INTEREST:
Shares sold	350,000	100,000	1,050,000	—	300,000	3,500,000	1,400,000
Shares redeemed	(50,000)	(200,000)	(850,000)	(50,000)	—	(500,000)	(350,000)

Net increase (decrease)	300,000	(100,000)	200,000	(50,000)	300,000	3,000,000	1,050,000

(1) Including undistributed (distribution in excess of) net investment income	$1,491	$—	$—	$2,406	$—	$626,792	$(25,447)

*	Commencement of operations

See accompanying notes to financial statements.

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SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Dow Jones Total Market ETF					SPDR Dow Jones Large Cap ETF							SPDR S&P 500 Growth ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/12	6/30/11	6/30/10	6/30/09	6/30/08	6/30/12	6/30/11		6/30/10	6/30/09	6/30/08		6/30/12	6/30/11	6/30/10	6/30/09	6/30/08

Net asset value, beginning of period	$99.24	$76.77	$67.33	$93.41	$108.50	$62.09	$48.17		$42.69	$59.55	$68.91		$60.18	$45.21	$39.70	$54.02	$57.36

Income (loss) from investment operations:
Net investment income (loss)	1.90 (1)	1.59 (1)	1.41 (1)	1.66 (1)	1.74	1.21 (1)	1.04	(1)	0.93 (1)	1.09 (1)	1.18		1.01 (1)	0.67 (1)	0.39 (1)	0.52 (1)	0.44
Net realized and unrealized gain (loss) (2)	1.89	22.46	9.36	(26.18)	(15.07)	1.62	13.92		5.38	(17.02)	(9.26)		3.45	14.96	5.52	(14.31)	(3.33)

Total from investment operations	3.79	24.05	10.77	(24.52)	(13.33)	2.83	14.96		6.31	(15.93)	(8.08)		4.46	15.63	5.91	(13.79)	(2.89)

Net equalization credits and charges (1)	0.21	(0.01)	(0.03)	0.09	0.03	0.00 (3)	(0.00	)(3)	(0.02)	0.21	(0.00	)(3)	0.01	0.00 (3)	—	(0.03)	0.01

Distributions to shareholders from:
Net investment income	(1.79)	(1.57)	(1.30)	(1.65)	(1.79)	(1.17)	(1.04)		(0.81)	(1.14)	(1.18)		(1.02)	(0.66)	(0.37)	(0.50)	(0.46)
Net realized gains	—	—	—	—	—	—	—		—	—	(0.10)		—	—	—	—	—
Return of capital	—	—	—	—	—	—	—		—	—	—		—	—	(0.03)	—	—

Total distributions	(1.79)	(1.57)	(1.30)	(1.65)	(1.79)	(1.17)	(1.04)		(0.81)	(1.14)	(1.28)		(1.02)	(0.66)	(0.40)	(0.50)	(0.46)

Net asset value, end of period	$101.45	$99.24	$76.77	$67.33	$93.41	$63.75	$62.09		$48.17	$42.69	$59.55		$63.63	$60.18	$45.21	$39.70	$54.02

Total return (4)	4.16%	31.45%	15.87%	(26.18)%	(12.36)%	4.69%	31.17%		14.67%	(26.44)%	(11.84)%		7.54%	34.65%	14.83%	(25.58)%	(5.04)%
Net assets, end of period (in 000’s)	$426,109	$193,526	$157,382	$158,238	$126,113	$41,437	$37,253		$33,720	$38,419	$8,933		$219,541	$192,586	$167,284	$154,817	$289,015
Ratio of expenses to average net assets	0.20%	0.22%	0.20%	0.21%	0.20%	0.20%	0.22%		0.20%	0.23%	0.20%		0.20%	0.22%	0.20%	0.20%	0.20%
Ratio of net investment income (loss) to average net assets	1.97%	1.73%	1.76%	2.42%	1.74%	1.99%	1.80%		1.84%	2.63%	1.80%		1.69%	1.22%	0.83%	1.27%	0.81%
Portfolio turnover rate (5)	3%	2%	2%	10%	1%	4%	5%		5%	10%	7%		21%	46%	15%	32%	14%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(5)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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267

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P 500 Value ETF					SPDR Dow Jones Mid Cap ETF					SPDR S&P 400 Mid Cap Growth ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/12	6/30/11	6/30/10	6/30/09	6/30/08	6/30/12	6/30/11	6/30/10	6/30/09	6/30/08	6/30/12	6/30/11	6/30/10	6/30/09	6/30/08

Net asset value, beginning of period	$67.32	$54.02	$48.38	$69.18	$87.77	$64.26	$46.60	$36.78	$52.05	$62.63	$82.38	$57.07	$45.20	$62.82	$68.88

Income (loss) from investment operations:
Net investment income (loss)	1.52 (1)	1.51 (1)	1.51 (1)	1.93 (1)	2.37	0.80 (1)	0.76 (1)	0.69 (1)	0.74 (1)	0.65	0.50 (1)	0.36 (1)	0.30 (1)	0.33 (1)	0.28
Net realized and unrealized gain (loss) (2)	0.32	13.19	5.54	(20.78)	(18.59)	(2.60)	17.65	9.67	(15.32)	(7.80)	(3.62)	25.31	11.84	(17.64)	(5.01)

Total from investment operations	1.84	14.70	7.05	(18.85)	(16.22)	(1.80)	18.41	10.36	(14.58)	(7.15)	(3.12)	25.67	12.14	(17.31)	(4.73)

Net equalization credits and charges (1)	(0.06)	0.11	(0.03)	0.07	(0.09)	0.00 (3)	0.01	0.04	0.06	(0.01)	(0.01)	(0.01)	0.01	0.01	(0.00	)(3)

Distributions to shareholders from:
Net investment income	(1.47)	(1.51)	(1.38)	(2.02)	(2.28)	(0.81)	(0.76)	(0.58)	(0.75)	(0.72)	(0.57)	(0.35)	(0.28)	(0.32)	(0.29)
Net realized gains	—	—	—	—	—	—	—	—	—	(2.70)	—	—	—	—	(1.04)

Total distributions	(1.47)	(1.51)	(1.38)	(2.02)	(2.28)	(0.81)	(0.76)	(0.58)	(0.75)	(3.42)	(0.57)	(0.35)	(0.28)	(0.32)	(1.33)

Net asset value, end of period	$67.63	$67.32	$54.02	$48.38	$69.18	$61.65	$64.26	$46.60	$36.78	$52.05	$78.68	$82.38	$57.07	$45.20	$62.82

Total return (4)	2.81%	27.58%	14.39%	(27.33)%	(18.85)%	(2.73)%	39.67%	28.26%	(27.89)%	(11.53)%	(3.66)%	45.01%	26.86%	(27.51)%	(6.85)%
Net assets, end of period (in 000’s)	$98,120	$171,718	$99,985	$99,221	$93,428	$70,893	$80,329	$53,585	$31,260	$20,820	$62,947	$74,140	$59,923	$42,939	$43,977
Ratio of expenses to average net assets	0.20%	0.22%	0.20%	0.21%	0.20%	0.25%	0.27%	0.26%	0.30%	0.25%	0.25%	0.28%	0.26%	0.28%	0.25%
Ratio of net investment income (loss) to average net assets	2.37%	2.36%	2.66%	3.73%	2.80%	1.34%	1.31%	1.47%	2.02%	1.17%	0.65%	0.50%	0.52%	0.75%	0.45%
Portfolio turnover rate (5)	25%	41%	15%	36%	13%	20%	23%	31%	58%	45%	33%	88%	45%	74%	59%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(5)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P 400 Mid Cap Value ETF					SPDR S&P 600 Small Cap ETF					SPDR S&P 600 Small Cap Growth ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	6/30/12	6/30/11	6/30/10	6/30/09	6/30/08	6/30/12	6/30/11	6/30/10	6/30/09	6/30/08	6/30/12	6/30/11		6/30/10		6/30/09	6/30/08

Net asset value, beginning of period	$57.18	$44.81	$35.29	$50.34	$63.10	$70.54	$51.57	$41.18	$55.27	$66.57	$120.92	$82.62		$67.19		$90.65	$104.00

Income (loss) from investment operations:
Net investment income (loss)	0.97 (1)	1.05 (1)	1.17 (1)	1.30 (1)	1.28	0.95 (1)	0.70 (1)	0.67 (1)	0.86 (1)	0.69	0.97 (1)	0.61	(1)	0.26	(1)	0.56 (1)	0.42
Net realized and unrealized gain (loss) (2)	(1.60)	12.42	9.32	(14.89)	(12.58)	(0.20)	19.03	10.28	(14.20)	(11.19)	0.28	38.10		15.35		(23.51)	(11.83)

Total from investment operations	(0.63)	13.47	10.49	(13.59)	(11.30)	0.75	19.73	10.95	(13.34)	(10.50)	1.25	38.71		15.61		(22.95)	(11.41)

Net equalization credits and charges (1)	(0.03)	(0.03)	0.08	(0.09)	(0.10)	0.14	(0.01)	0.01	0.06	0.04	(0.02)	(0.00	)(3)	(0.00	)(3)	0.04	(0.00	)(3)

Distributions to shareholders from:
Net investment income	(0.98)	(1.07)	(0.85)	(1.37)	(1.36)	(0.90)	(0.71)	(0.57)	(0.81)	(0.84)	(1.08)	(0.57)		(0.18)		(0.55)	(0.45)
Net realized gains	—	—	—	—	—	—	(0.04)	—	—	—	—	—		—		—	(1.49)
Return of capital	—	—	(0.20)	—	—	—	—	—	—	—	—	—		—		—	—

Total distributions	(0.98)	(1.07)	(1.05)	(1.37)	(1.36)	(0.90)	(0.75)	(0.57)	(0.81)	(0.84)	(1.08)	(0.57)		(0.18)		(0.55)	(1.94)

Voluntary contribution from Adviser	—	—	—	—	—	—	—	—	—	—	—	0.16		—		—	—

Net asset value, end of period	$55.54	$57.18	$44.81	$35.29	$50.34	$70.53	$70.54	$51.57	$41.18	$55.27	$121.07	$120.92		$82.62		$67.19	$90.65

Total return (4)	(0.82)%	30.15%	29.92%	(27.27)%	(18.18)%	1.35%	38.37%	26.57%	(23.98)%	(15.76)%	1.07%	47.08	%(5)	23.22%		(25.21)%	(11.01)%
Net assets, end of period (in 000’s)	$22,215	$22,871	$20,164	$8,823	$10,068	$183,382	$77,593	$51,570	$22,651	$13,817	$151,354	$187,432		$123,946		$94,077	$86,129
Ratio of expenses to average net assets	0.25%	0.28%	0.26%	0.34%	0.25%	0.20%	0.24%	0.26%	0.32%	0.25%	0.25%	0.27%		0.25%		0.26%	0.25%
Ratio of net investment income (loss) to average net assets	1.81%	2.00%	2.56%	3.52%	2.18%	1.40%	1.11%	1.27%	2.16%	1.34%	0.85%	0.58%		0.31%		0.88%	0.46%
Portfolio turnover rate (6)	28%	82%	50%	73%	51%	13%	82%	20%	28%	24%	37%	102%		34%		42%	38%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(5)	If the Adviser had not made a voluntary contribution during the Year Ended 6/30/11, the total return would have been 46.88%.
(6)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P 600 Small Cap Value ETF					SPDR Global Dow ETF					SPDR Dow Jones REIT ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/12	6/30/11	6/30/10	6/30/09	6/30/08	6/30/12	6/30/11	6/30/10	6/30/09	6/30/08	6/30/12	6/30/11	6/30/10	6/30/09	6/30/08

Net asset value, beginning of period	$71.29	$55.88	$43.64	$57.92	$75.01	$59.50	$48.39	$47.27	$66.79	$79.11	$66.59	$51.05	$34.00	$65.40	$80.93

Income (loss) from investment operations:
Net investment income (loss)	1.09 (1)	1.03 (1)	1.30 (1)	1.52 (1)	1.25	1.29 (1)	1.54 (1)	1.33 (1)	1.64 (1)	1.89	1.71 (1)	1.47 (1)	1.39 (1)	1.91 (1)	2.43
Net realized and unrealized gain (loss) (2)	0.01	15.55	11.96	(14.33)	(16.50)	(8.35)	10.91	1.21	(19.47)	(12.28)	6.67	15.98	17.37	(31.15)	(14.86)

Total from investment operations	1.10	16.58	13.26	(12.81)	(15.25)	(7.06)	12.45	2.54	(17.83)	(10.39)	8.38	17.45	18.76	(29.24)	(12.43)

Net equalization credits and charges (1)	(0.04)	(0.07)	0.06	(0.02)	0.01	(0.04)	0.07	0.01	(0.09)	0.03	0.03	0.02	0.01	0.11	0.16

Distributions to shareholders from:
Net investment income	(1.11)	(1.10)	(1.08)	(1.28)	(1.56)	(1.19)	(1.41)	(1.43)	(1.60)	(1.96)	(2.10)	(1.93)	(1.72)	(2.27)	(3.26)
Net realized gains	—	—	—	(0.17)	(0.29)	—	—	—	—	—	—	—	—	—	—

Total distributions	(1.11)	(1.10)	(1.08)	(1.45)	(1.85)	(1.19)	(1.41)	(1.43)	(1.60)	(1.96)	(2.10)	(1.93)	(1.72)	(2.27)	(3.26)

Net asset value, end of period	$71.24	$71.29	$55.88	$43.64	$57.92	$51.21	$59.50	$48.39	$47.27	$66.79	$72.90	$66.59	$51.05	$34.00	$65.40

Total return (3)	1.61%	29.68%	30.49%	(22.20)%	(20.46)%	(11.90)%	25.99%	5.10%	(26.89)%	(13.28)%	13.05%	34.55%	55.42%	(44.96)%	(15.41)%
Net assets, end of period (in 000’s)	$121,201	$124,849	$142,564	$69,885	$89,856	$92,203	$148,786	$79,871	$70,923	$163,654	$1,959,752	$1,557,086	$1,137,458	$908,890	$1,289,796
Ratio of expenses to average net assets	0.25%	0.27%	0.26%	0.27%	0.25%	0.50%	0.52%	0.50%	0.51%	0.50%	0.25%	0.26%	0.25%	0.25%	(0.25)%
Ratio of net investment income (loss) to average net assets	1.60%	1.56%	2.29%	3.32%	2.12%	2.44%	2.66%	2.45%	3.20%	2.55%	2.60%	2.40%	2.94%	4.58%	2.79%
Portfolio turnover rate (4)	34%	88%	35%	38%	28%	11%	108%	6%	10%	15%	7%	10%	10%	15%	14%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(4)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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273

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P Bank ETF					SPDR S&P Capital Markets ETF					SPDR S&P Insurance ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/12	6/30/11	6/30/10	6/30/09	6/30/08	6/30/12	6/30/11	6/30/10	6/30/09	6/30/08	6/30/12	6/30/11	6/30/10	6/30/09	6/30/08

Net asset value, beginning of period	$24.00	$22.90	$18.08	$28.58	$55.44	$35.45	$31.10	$33.41	$45.12	$68.80	$41.73	$35.26	$26.52	$40.89	$59.41

Income (loss) from investment operations:
Net investment income (loss)	0.41 (1)	0.23 (1)	0.18 (1)	0.94 (1)	1.60	0.73 (1)	0.73 (1)	0.22 (1)	0.52 (1)	0.53 (1)	0.69 (1)	0.67 (1)	0.54 (1)	0.67 (1)	1.02 (1)
Net realized and unrealized gain (loss) (2)	(1.92)	1.08	4.80	(10.67)	(27.35)	(4.09)	4.36	(2.26)	(11.79)	(23.68)	(0.98)	6.49	8.67	(14.55)	(18.56)

Total from investment operations	(1.51)	1.31	4.98	(9.73)	(25.75)	(3.36)	5.09	(2.04)	(11.27)	(23.15)	(0.29)	7.16	9.21	(13.88)	(17.54)

Net equalization credits and charges (1)	(0.02)	(0.01)	—	0.03	0.66	(0.09)	(0.07)	(0.01)	(0.03)	0.10	(0.05)	0.03	(0.02)	0.14	0.12

Distributions to shareholders from:
Net investment income	(0.42)	(0.20)	(0.16)	(0.80)	(1.77)	(0.98)	(0.67)	(0.24)	(0.41)	(0.63)	(0.65)	(0.72)	(0.45)	(0.63)	(1.10)
Return of capital	—	—	—	—	—	—	—	(0.02)	—	—	—	—	—	—	—

Total distributions	(0.42)	(0.20)	(0.16)	(0.80)	(1.77)	(0.98)	(0.67)	(0.26)	(0.41)	(0.63)	(0.65)	(0.72)	(0.45)	(0.63)	(1.10)

Net asset value, end of period	$22.05	$24.00	$22.90	$18.08	$28.58	$31.02	$35.45	$31.10	$33.41	$45.12	$40.74	$41.73	$35.26	$26.52	$40.89

Total return (3)	(6.22)%	5.63%	27.55%	(34.54)%	(46.07)%	(9.53)%	16.04%	(6.28)%	(24.98)%	(33.71)%	(0.65)%	20.35%	34.65%	(33.69)%	(29.67)%
Net assets, end of period (in 000’s)	$1,450,630	$1,684,658	$746,684	$821,694	$883,280	$23,263	$69,127	$51,307	$80,188	$117,300	$93,698	$214,897	$163,972	$139,205	$63,374
Ratio of expenses to average net assets	0.35%	0.36%	0.35%	0.35%	0.35%	0.36%	0.38%	0.35%	0.36%	0.35%	0.35%	0.37%	0.35%	0.35%	0.35%
Ratio of net investment income (loss) to average net assets	1.92%	0.92%	0.79%	4.29%	4.46%	2.40%	2.00%	0.60%	1.65%	0.89%	1.82%	1.62%	1.49%	2.56%	1.99%
Portfolio turnover rate (4)	55%	16%	18%	51%	23%	64%	14%	9%	52%	52%	62%	9%	14%	53%	18%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(4)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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275

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P Mortgage Finance ETF					SPDR S&P Regional Banking ETF					SPDR Morgan Stanley Technology ETF
				For the
				Period
	Year Ended	Year Ended	Year Ended	4/29/09*-		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	6/30/12	6/30/11	6/30/10	6/30/09		6/30/12	6/30/11	6/30/10	6/30/09	6/30/08	6/30/12	6/30/11	6/30/10	6/30/09		6/30/08

Net asset value, beginning of period	$38.38	$39.15	$36.18	$41.19		$25.45	$23.05	$18.31	$26.56	$45.90	$65.43	$51.32	$44.96	$55.15		$61.90

Income (loss) from investment operations:
Net investment income (loss)	0.76 (1)	0.80 (1)	0.78 (1)	0.15	(1)	0.45 (1)	0.37 (1)	0.40 (1)	0.94 (1)	1.43	0.50 (1)	0.36 (1)	0.23 (1)	0.23	(1)	0.15
Net realized and unrealized gain (loss) (2)	0.27	(0.40)	3.18	(5.02)		1.90	2.42	4.66	(8.04)	(18.58)	(1.30)	14.15	6.39	(10.18)		(6.74)

Total from investment operations	1.03	0.40	3.96	(4.87)		2.35	2.79	5.06	(7.10)	(17.15)	(0.80)	14.51	6.62	(9.95)		(6.59)

Net equalization credits and charges (1)	—	(0.01)	(0.06)	0.04		0.02	(0.02)	0.01	0.07	(0.60)	(0.01)	(0.01)	(0.03)	(0.00	)(3)	(0.01)

Distributions to shareholders from:
Net investment income	(0.74)	(0.92)	(0.73)	(0.18)		(0.48)	(0.37)	(0.33)	(1.22)	(1.59)	(0.53)	(0.39)	(0.23)	(0.24)		(0.15)
Net realized gains	—	(0.24)	(0.20)	—		—	—	—	—	—	—	—	—	—		—

Total distributions	(0.74)	(1.16)	(0.93)	(0.18)		(0.48)	(0.37)	(0.33)	(1.22)	(1.59)	(0.53)	(0.39)	(0.23)	(0.24)		(0.15)

Net asset value, end of period	$38.67	$38.38	$39.15	$36.18		$27.34	$25.45	$23.05	$18.31	$26.56	$64.09	$65.43	$51.32	$44.96		$55.15

Total return (4)	2.96%	0.77%	10.67%	(11.73)%		9.59%	12.00%	27.70%	(27.94)%	(39.51)%	(1.21)%	28.27%	14.62%	(17.97)%		(10.67)%
Net assets, end of period (in 000’s)	$3,867	$3,838	$3,915	$5,427		$1,167,653	$558,689	$703,213	$434,937	$709,284	$166,653	$206,119	$182,188	$197,818		$228,870
Ratio of expenses to average net assets	0.35%	0.36%	0.35%	0.35	%(5)	0.35%	0.36%	0.35%	0.35%	0.35%	0.50%	0.53%	0.50%	0.50%		0.50%
Ratio of net investment income (loss) to average net assets	2.22%	1.95%	1.84%	2.38	%(5)	1.77%	1.50%	1.72%	3.68%	4.04%	0.79%	0.57%	0.42%	0.56%		0.26%
Portfolio turnover rate (6)	91%	35%	27%	5%		44%	13%	23%	51%	35%	21%	10%	17%	19%		24%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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277

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

						SPDR S&P															SPDR S&P
						Aerospace															Health
						&															Care
	SPDR S&P Dividend ETF					Defense ETF		SPDR S&P Biotech ETF									SPDR S&P Health Care Equipment ETF				Services ETF
						For the													For the		For the
						Period													Period		Period
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	9/28/11*-		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended	Year Ended		1/26/11*-		9/28/11*-
	6/30/12	6/30/11	6/30/10	6/30/09	6/30/08	6/30/12		6/30/12		6/30/11		6/30/10		6/30/09		6/30/08	6/30/12		6/30/11		6/30/12

Net asset value, beginning of period	$54.06	$45.13	$37.96	$44.30	$62.57	$50.00		$73.03		$51.82		$50.71		$57.47		$50.93	$55.10		$50.37		$50.00

Income (loss) from investment operations:
Net investment income (loss)	1.80 (1)	1.73 (1)	1.71 (1)	1.97 (1)	2.19 (1)	0.52	(1)	(0.11	)(1)	(0.20	)(1)	(0.12	)(1)	0.44	(1)	0.66	0.10	(1)	0.03	(1)	0.19	(1)
Net realized and unrealized gain (loss) (2)	1.53	8.80	6.97	(6.47)	(17.49)	8.90		15.48		21.42		1.23		(7.23)		6.59	2.35		4.72		11.99

Total from investment operations	3.33	10.53	8.68	(4.50)	(15.30)	9.42		15.37		21.22		1.11		(6.79)		7.25	2.45		4.75		12.18

Net equalization credits and charges (1)	0.06	0.14	0.15	0.16	0.02	(0.00	)(3)	0.08		(0.01)		0.00	(3)	0.00	(3)	(0.02)	(0.00	)(3)	0.00	(3)	0.00	(3)

Distributions to shareholders from:
Net investment income	(1.79)	(1.74)	(1.57)	(2.00)	(2.19)	(0.50)		—		—		—		(0.16)		(0.69)	(0.09)		(0.02)		(0.17)
Net realized gains	—	—	—	—	(0.80)	—		—		—		—		—		—	(0.16)		—		—
Return of capital	—	—	(0.09)	—	—	—		—		—		—		—		—	—		—		—

Total distributions	(1.79)	(1.74)	(1.66)	(2.00)	(2.99)	(0.50)		—		—		—		(0.16)		(0.69)	(0.25)		(0.02)		(0.17)

Voluntary contribution from Adviser	—	—	—	—	—	—		—		—		—		0.19		—	—		—		—

Net asset value, end of period	$55.66	$54.06	$45.13	$37.96	$44.30	$58.92		$88.48		$73.03		$51.82		$50.71		$57.47	$57.30		$55.10		$62.01

Total return (4)	6.46%	23.82%	23.25%	(10.06)%	(25.05)%	18.86%		21.15%		40.92%		2.20%		(11.46	)%(5)	14.15%	4.51%		9.43%		24.35%
Net assets, end of period (in 000’s)	$9,123,307	$5,982,242	$1,949,711	$658,655	$230,378	$14,731		$641,452		$642,639		$450,860		$428,508		$264,342	$22,919		$19,284		$9,301
Ratio of expenses to average net assets	0.35%	0.36%	0.35%	0.35%	0.35%	0.35	%(6)	0.35%		0.37%		0.35%		0.35%		0.35%	0.35%		0.35	%(6)	0.35	%(6)
Ratio of net investment income (loss) to average net assets	3.34%	3.31%	3.70%	5.10%	3.92%	1.18	%(6)	(0.15)%		(0.31)%		(0.23)%		0.83%		1.48%	0.20%		0.12	%(6)	0.42	%(6)
Portfolio turnover rate (7)	94%	52%	44%	105%	48%	23%		61%		74%		80%		78%		79%	42%		21%		25%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	If the Adviser had not made a voluntary contribution during the Year Ended 6/30/09, the total return would have been (11.79)%.
(6)	Annualized.
(7)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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279

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P Homebuilders ETF					SPDR S&P Metals & Mining ETF					SPDR S&P Oil & Gas Equipment & Services ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	6/30/12	6/30/11	6/30/10	6/30/09	6/30/08	6/30/12	6/30/11	6/30/10	6/30/09	6/30/08	6/30/12	6/30/11	6/30/10		6/30/09		6/30/08

Net asset value, beginning of period	$18.05	$14.32	$11.77	$16.53	$30.37	$69.40	$45.67	$37.07	$94.16	$62.63	$41.48	$25.04	$21.76		$50.90		$36.90

Income (loss) from investment operations:
Net investment income (loss)	0.24 (1)	0.13 (1)	0.13 (1)	0.24 (1)	0.36	0.55 (1)	0.40 (1)	0.38 (1)	0.55 (1)	0.39	0.14 (1)	0.28 (1)	0.16	(1)	0.18	(1)	0.11
Net realized and unrealized gain (loss) (2)	3.29	3.93	2.55	(4.72)	(13.82)	(27.86)	23.76	8.59	(57.11)	31.54	(10.73)	16.44	3.27		(29.14)		14.11

Total from investment operations	3.53	4.06	2.68	(4.48)	(13.46)	(27.31)	24.16	8.97	(56.56)	31.93	(10.59)	16.72	3.43		(28.96)		14.22

Net equalization credits and charges (1)	0.01	0.01	(0.01)	0.01	(0.06)	(0.03)	(0.01)	(0.02)	0.04	—	0.00 (3)	0.02	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)

Distributions to shareholders from:
Net investment income	(0.23)	(0.34)	(0.12)	(0.29)	(0.32)	(0.57)	(0.42)	(0.35)	(0.57)	(0.40)	(0.15)	(0.30)	(0.15)		(0.18)		(0.12)
Net realized gains	—	—	—	—	—	—	—	—	—	—	—	—	—		—		(0.10)

Total distributions	(0.23)	(0.34)	(0.12)	(0.29)	(0.32)	(0.57)	(0.42)	(0.35)	(0.57)	(0.40)	(0.15)	(0.30)	(0.15)		(0.18)		(0.22)

Net asset value, end of period	$21.36	$18.05	$14.32	$11.77	$16.53	$41.49	$69.40	$45.67	$37.07	$94.16	$30.74	$41.48	$25.04		$21.76		$50.90

Total return (4)	19.85%	28.59%	22.61%	(27.30)%	(44.63)%	(39.46)%	52.93%	24.08%	(59.95)%	51.22%	(25.56)%	67.00%	15.71%		(56.87)%		38.61%
Net assets, end of period (in 000’s)	$1,321,402	$774,381	$700,790	$556,111	$535,553	$769,680	$1,131,189	$698,812	$602,423	$819,193	$248,972	$489,450	$249,145		$199,101		$279,948
Ratio of expenses to average net assets	0.35%	0.37%	0.35%	0.35%	0.35%	0.35%	0.36%	0.35%	0.35%	0.35%	0.35%	0.37%	0.35%		0.35%		0.36%
Ratio of net investment income (loss) to average net assets	1.30%	0.78%	0.84%	1.84%	1.80%	1.06%	0.63%	0.78%	1.43%	0.59%	0.39%	0.77%	0.56%		0.75%		0.28%
Portfolio turnover rate (5)	46%	38%	48%	82%	76%	32%	68%	43%	68%	59%	30%	96%	39%		42%		51%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(5)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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281

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P Oil & Gas Exploration & Production ETF					SPDR S&P Pharmaceuticals ETF						SPDR S&P Retail ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	6/30/12	6/30/11	6/30/10	6/30/09	6/30/08	6/30/12	6/30/11		6/30/10	6/30/09	6/30/08	6/30/12	6/30/11	6/30/10		6/30/09		6/30/08

Net asset value, beginning of period	$58.77	$39.02	$31.67	$70.10	$45.93	$50.89	$38.66		$30.00	$31.08	$35.57	$53.48	$35.65	$27.70		$29.26		$43.54

Income (loss) from investment operations:
Net investment income (loss)	0.44 (1)	0.48 (1)	0.24 (1)	0.29 (1)	0.13	0.45 (1)	0.44	(1)	0.38 (1)	0.45 (1)	0.32 (1)	0.60 (1)	0.46 (1)	0.36	(1)	0.40	(1)	0.37
Net realized and unrealized gain (loss) (2)	(8.37)	19.76	7.38	(38.46)	24.16	8.53	12.40		8.56	(1.07)	(4.51)	5.50	17.69	8.30		(1.70)		(14.39)

Total from investment operations	(7.93)	20.24	7.62	(38.17)	24.29	8.98	12.84		8.94	(0.62)	(4.19)	6.10	18.15	8.66		(1.30)		(14.02)

Net equalization credits and charges (1)	0.01	(0.01)	(0.04)	0.02	0.02	0.03	(0.00	)(3)	0.04	0.03	0.03	0.03	0.14	(0.16)		(0.01)		(0.09)

Distributions to shareholders from:
Net investment income	(0.45)	(0.48)	(0.23)	(0.28)	(0.14)	(0.48)	(0.41)		(0.32)	(0.44)	(0.33)	(0.58)	(0.46)	(0.55)		(0.43)		(0.31)
Net realized gains	—	—	—	—	—	(0.08)	(0.20)		—	(0.05)	—	—	—	—		—		—

Total distributions	(0.45)	(0.48)	(0.23)	(0.28)	(0.14)	(0.56)	(0.61)		(0.32)	(0.49)	(0.33)	(0.58)	(0.46)	(0.55)		(0.43)		(0.31)

Voluntary contribution from Adviser	—	—	—	—	—	—	—		—	—	—	—	—	0.00	(3)	0.18		0.14

Net asset value, end of period	$50.40	$58.77	$39.02	$31.67	$70.10	$59.34	$50.89		$38.66	$30.00	$31.08	$59.03	$53.48	$35.65		$27.70		$29.26

Total return (4)	(13.49)%	51.84%	23.92%	(54.44)%	52.99%	17.86%	33.35%		30.00%	(1.89)%	(11.73)%	11.56%	51.46%	30.67	%(5)	(3.61	)%(5)	(32.11	)%(5)
Net assets, end of period (in 000’s)	$866,842	$593,571	$536,504	$280,282	$311,952	$471,793	$244,298		$143,064	$40,499	$9,328	$720,212	$548,165	$689,757		$1,018,007		$263,380
Ratio of expenses to average net assets	0.35%	0.36%	0.35%	0.35%	0.35%	0.35%	0.36%		0.36%	0.36%	0.35%	0.35%	0.36%	0.35%		0.35%		0.35%
Ratio of net investment income (loss) to average net assets	0.82%	0.92%	0.60%	0.82%	0.28%	0.86%	0.96%		1.00%	1.59%	0.97%	1.10%	1.01%	0.99%		1.61%		1.40%
Portfolio turnover rate (6)	42%	87%	33%	45%	44%	31%	50%		47%	80%	50%	39%	69%	26%		69%		50%

(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Broker commission charges are not included in this calculation.
(5)	If the Adviser had not made a voluntary contribution during the Year Ended 6/30/10, the total return would have decreased by less than 0.005%. If the Adviser had not made a voluntary contribution during the Year Ended 6/30/09, the total return would have been (3.62)%. If the Adviser had not made a voluntary contribution during the Year Ended 6/30/08, the total return would have been (32.44)%.
(6)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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283

SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

						SPDR S&P
						Software
						&
	SPDR S&P Semiconductor ETF					Services ETF		SPDR S&P Telecom ETF			SPDR S&P Transportation ETF			SPDR Wells Fargo Preferred Stock ETF
						For the			For the			For the				For the
						Period			Period			Period				Period
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	9/28/11*-		Year Ended	1/26/11*-		Year Ended	1/26/11*-		Year Ended	Year Ended	9/16/09*-
	6/30/12	6/30/11	6/30/10	6/30/09	6/30/08	6/30/12		6/30/12	6/30/11		6/30/12	6/30/11		6/30/12	6/30/11	6/30/10

Net asset value, beginning of period	$56.02	$41.86	$33.86	$41.62	$53.22	$50.00		$51.59	$51.00		$53.08	$50.88		$45.62	$42.15	$40.00

Income (loss) from investment operations:
Net investment income (loss)	0.43 (1)	0.21 (1)	0.38 (1)	0.35 (1)	0.24	0.16	(1)	0.44 (1)	0.15	(1)	0.23 (1)	0.09	(1)	3.09 (1)	2.98 (1)	2.41	(1)
Net realized and unrealized gain (loss) (2)	(11.41)	14.30	8.01	(7.84)	(11.58)	11.47		(10.42)	0.45		(3.51)	2.18		(0.84)	3.32	0.95

Total from investment operations	(10.98)	14.51	8.39	(7.49)	(11.34)	11.63		(9.98)	0.60		(3.28)	2.27		2.25	6.30	3.36

Net equalization credits and charges (1)	(0.02)	(0.02)	(0.02)	0.02	0.01	(0.01)		(0.07)	0.13		(0.01)	0.03		0.18	0.22	0.63

Distributions to shareholders from:
Net investment income	(0.37)	(0.33)	(0.37)	(0.29)	(0.27)	(0.14)		(0.40)	(0.14)		(0.23)	(0.08)		(2.84)	(3.05)	(1.84)
Return of capital	—	—	—	—	—	—		—	—		—	(0.02)		—	—	—

Total distributions	(0.37)	(0.33)	(0.37)	(0.29)	(0.27)	(0.14)		(0.40)	(0.14)		(0.23)	(0.10)		(2.84)	(3.05)	(1.84)

Net asset value, end of period	$44.65	$56.02	$41.86	$33.86	$41.62	$61.48		$41.14	$51.59		$49.56	$53.08		$45.21	$45.62	$42.15

Total return (3)	(19.65)%	34.66%	24.66%	(17.88)%	(21.30)%	23.25%		(19.47)%	1.43%		(6.14)%	4.52%		5.70%	15.64%	10.04%
Net assets, end of period (in 000’s)	$37,952	$114,841	$104,662	$103,282	$39,538	$18,445		$4,114	$10,318		$12,391	$15,923		$253,174	$118,609	$65,340
Ratio of expenses to average net assets	0.35%	0.37%	0.35%	0.35%	0.35%	0.35	%(4)	0.35%	0.35	%(4)	0.35%	0.35	%(4)	0.45%	0.46%	0.45	%(4)
Ratio of net investment income (loss) to average net assets	0.89%	0.40%	0.87%	1.12%	0.52%	0.35	%(4)	1.01%	0.67	%(4)	0.50%	0.41	%(4)	6.99%	6.57%	7.25	%(4)
Portfolio turnover rate (5)	36%	88%	19%	41%	65%	32%		50%	64%		25%	19%		69%	26%	22%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(4)	Annualized.
(5)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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285

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 2012

1.	Organization

SPDR Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end investment management company that was organized as a Massachusetts business trust on June 12, 1998.

As of June 30, 2012, the Trust offered sixty-three (63) portfolios, each of which represents a separate series of beneficial interest in the Trust (each referred to as a “Fund”, collectively as the “Funds”). The financial statements herein relate to the following thirty-four (34) Funds: SPDR Dow Jones Total Market ETF, SPDR Dow Jones Large Cap ETF, SPDR S&P 500 Growth ETF, SPDR S&P 500 Value ETF, SPDR Dow Jones Mid Cap ETF, SPDR S&P 400 Mid Cap Growth ETF, SPDR S&P 400 Mid Cap Value ETF, SPDR S&P 600 Small Cap ETF, SPDR S&P 600 Small Cap Growth ETF, SPDR S&P 600 Small Cap Value ETF, SPDR Global Dow ETF, SPDR Dow Jones REIT ETF, SPDR S&P Bank ETF (formerly SPDR KBW Bank ETF), SPDR S&P Capital Markets ETF (formerly SPDR KBW Capital Markets ETF), SPDR S&P Insurance ETF (formerly SPDR KBW Insurance ETF), SPDR S&P Mortgage Finance ETF (formerly SPDR KBW Mortgage Finance ETF), SPDR S&P Regional Banking ETF (formerly SPDR KBW Regional Banking ETF), SPDR Morgan Stanley Technology ETF, SPDR S&P Dividend ETF, SPDR S&P Aerospace & Defense ETF, SPDR S&P Biotech ETF, SPDR S&P Health Care Equipment ETF, SPDR S&P Health Care Services ETF, SPDR S&P Homebuilders ETF, SPDR S&P Metals & Mining ETF, SPDR S&P Oil & Gas Equipment & Services ETF, SPDR S&P Oil & Gas Exploration & Production ETF, SPDR S&P Pharmaceuticals ETF, SPDR S&P Retail ETF, SPDR S&P Semiconductor ETF, SPDR S&P Software & Services ETF, SPDR S&P Telecom ETF, SPDR Transportation ETF and SPDR Wells Fargo Preferred Stock ETF. Each Fund operates as a non-diversified investment company. The other twenty-nine (29) Funds are included in a separate Annual Report.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

The Trust invests in various investments which are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could be material.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The value of each Fund’s shares will decline, more or less, in correlation with any decline in the value of the Fund’s benchmark index. The values of equity securities could decline generally or could underperform other investments. Generally, a Fund will not sell an equity security because the security’s issuer is in financial trouble, unless that security is removed from the Fund’s respective benchmark index.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. These financial statements are presented in United States dollars.

Security Valuation

The value of each Fund’s portfolio securities is based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of

286

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. Investments in open-end investment companies are valued at their net asset value each business day. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board of Trustees of the Trust (the “Board”) believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. The Board has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security to the Pricing and Investment Committee (the “Committee”). The Committee, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. Accordingly, a Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgements and it is possible that the fair value determination for a security is materially different than the value that could be received on the sale of the security.

The Funds continue to follow the authoritative guidance for fair value measurements and the fair value option for financial assets and financial liabilities. The guidance for the fair value option for financial assets and financial liabilities provides funds the irrevocable option to measure many financial assets and liabilities at fair value with changes in fair value recognized in earnings. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Funds’ net assets are computed and that may materially affect the value of the Funds’ investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s benchmark index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s benchmark index. The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

The type of inputs used to value each security is identified in the Schedule of Investments, which also includes a breakdown of the Funds’ investments by industry.

The following table summarizes the inputs used in valuing the Funds’ investments as of June 30, 2012:

		Level 2 —	Level 3 —
	Level 1 —	Other Significant	Significant
	Quoted	Observable	Unobservable
SPDR Series Trust	Prices	Inputs	Inputs	Total

SPDR Dow Jones Total Market ETF	$450,479,388	$—	$—	$450,479,388
SPDR Dow Jones Large Cap ETF	48,908,571	—	—	48,908,571

287

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

		Level 2 —		Level 3 —
	Level 1 —	Other Significant		Significant
	Quoted	Observable		Unobservable
SPDR Series Trust	Prices	Inputs		Inputs	Total

SPDR S&P 500 Growth ETF	$229,060,158	$—		$—	$229,060,158
SPDR S&P 500 Value ETF	104,469,975	—		—	104,469,975
SPDR Dow Jones Mid Cap ETF	79,757,459	—		—	79,757,459
SPDR S&P 400 Mid Cap Growth ETF	71,360,402	—		—	71,360,402
SPDR S&P 400 Mid Cap Value ETF	28,270,448	—		—	28,270,448
SPDR S&P 600 Small Cap ETF	218,852,050	—		—	218,852,050
SPDR S&P 600 Small Cap Growth ETF	174,009,568	—		—	174,009,568
SPDR S&P 600 Small Cap Value ETF	140,226,688	—		—	140,226,688
SPDR Global Dow ETF	94,668,066	—		—	94,668,066
SPDR Dow Jones REIT ETF	2,093,179,176	—		—	2,093,179,176
SPDR S&P Bank ETF	1,549,301,880	—		—	1,549,301,880
SPDR S&P Capital Markets ETF	29,255,276	—		—	29,255,276
SPDR S&P Insurance ETF	101,741,106	—		—	101,741,106
SPDR S&P Mortgage Finance ETF	4,868,964	—		—	4,868,964
SPDR S&P Regional Banking ETF	1,294,374,659	—		—	1,294,374,659
SPDR Morgan Stanley Technology ETF	180,617,481	—		—	180,617,481
SPDR S&P Dividend ETF	10,028,073,652	—		—	10,028,073,652
SPDR S&P Aerospace & Defense ETF	18,296,795	—		—	18,296,795
SPDR S&P Biotech ETF	792,177,908	—		—	792,177,908
SPDR S&P Health Care Equipment ETF	22,912,842	—		—	22,912,842
SPDR S&P Health Care Services ETF	11,848,488	—		—	11,848,488
SPDR S&P Homebuilders ETF	1,528,655,011	—		—	1,528,655,011
SPDR S&P Metals & Mining ETF	894,373,057	—		—	894,373,057
SPDR S&P Oil & Gas Equipment & Services ETF	285,433,521	—		—	285,433,521
SPDR S&P Oil & Gas Exploration & Production ETF	984,057,932	—	*	—	984,057,932
SPDR S&P Pharmaceuticals ETF	515,460,245	—		—	515,460,245
SPDR S&P Retail ETF	798,685,978	—		—	798,685,978
SPDR S&P Semiconductor ETF	45,181,918	—		—	45,181,918
SPDR S&P Software & Services ETF	23,547,542	—		—	23,547,542
SPDR Telecom ETF	4,202,998	—		—	4,202,998
SPDR Transportation ETF	12,386,409	—		—	12,386,409
SPDR Wells Fargo Preferred Stock ETF	290,678,380	—		—	290,678,380

*	Fund held Level 2 securities that were valued at $0 at June 30, 2012.

There were no transfers between levels for the period ended June 30, 2012.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities. Certain Funds invest in REITs. REITs will determine the characterization of their income annually

288

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

and may characterize a portion of their distributions as a return of capital or capital gain. The Funds’ policy is to record all REIT distributions as dividend income initially and re-designate the prior calendar year’s return of capital or capital gain distributions at year end.

Expenses

Advisory fees and other expenses, which are directly identifiable to a specific Fund, are applied to that Fund. Trustees’ fees and other expenses which cannot be attributed to a Fund are allocated in such a manner as deemed equitable, taking into consideration the relative net assets of the Funds.

Equalization

The Funds follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

Investment Transactions

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities and foreign exchange transactions are recorded on the identified cost basis. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings on the ex-dividend date.

Foreign Currency Translation and Foreign Investments

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments and foreign currency transactions on the Statements of Operations. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

Some foreign markets in which the Funds invest are considered emerging markets. Investment in these emerging markets subjects a Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market.

Swap Agreements

Each Fund may enter into swap agreements, including interest rate, index, total return and credit default swap agreements. The Funds will enter into swap agreements to gain market exposure. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis,

289

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund. Entering into this agreements involves, to varying degrees, market risk, liquidity risk, interest rate risk, and counterparty risk.

For the year ended June 30, 2012, the SPDR S&P Dividend ETF entered into total return swap transactions to gain exposure to a specific security, Eaton Vance Corp. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations. No total return swaps were outstanding as of June 30, 2012.

Realized Gain (Loss)
		Interest	Foreign
		Rate	Exchange	Credit	Equity	Commodity	Other
		Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
		Risk	Risk	Risk	Risk	Risk	Risk	Total

SPDR S&P Dividend ETF (a)	Total Return Swap Contract	$—	$—	$—	$1,267,130	$—	$—	$1,267,130

(a)	Net realized gain (loss) on swap contracts.

Federal Income Tax

The Funds have qualified and intend to continue to qualify for and elect treatment as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These book-tax differences are primarily due to differing treatments for tax equalization, in-kind transactions, foreign currencies, REITs and losses deferred due to wash sales.

Additionally, based on the Funds’ understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which the applicable Funds invest, the Funds will provide for foreign taxes and, where appropriate, deferred foreign taxes.

The Funds have reviewed the tax positions for the open tax years as of June 30, 2012 and have determined that no provision for income tax is required in the Funds’ Financial Statements. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts. The Funds recognized interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

290

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

For the year ended June 30, 2012, the following Funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 4) as an increase or decrease to paid in capital in the Statements of Assets and Liabilities as follows:

Net Gain (Loss)
Reclassified to
Paid in Capital

SPDR Dow Jones Total Market ETF	$9,418,619
SPDR Dow Jones Large Cap ETF	5,352,917
SPDR S&P 500 Growth ETF	3,346,412
SPDR S&P 500 Value ETF	12,303,294
SPDR Dow Jones Mid Cap ETF	2,300,052
SPDR S&P 400 Mid Cap Growth ETF	513,322
SPDR S&P 400 Mid Cap Value ETF	617,487
SPDR S&P 600 Small Cap ETF	409,024
SPDR S&P 600 Small Cap Growth ETF	92,232
SPDR S&P 600 Small Cap Value ETF	(17,028)
SPDR Global Dow ETF	(2,593,527)
SPDR Dow Jones REIT ETF	48,239,190
SPDR S&P Bank ETF	(405,403)
SPDR S&P Capital Markets ETF	(7,598,146)
SPDR S&P Insurance ETF	(4,590,613)
SPDR S&P Mortgage Finance ETF	—
SPDR S&P Regional Banking ETF	88,873,886
SPDR Morgan Stanley Technology ETF	5,042,718
SPDR S&P Dividend ETF	156,116,147
SPDR S&P Aerospace & Defense ETF	114,368
SPDR S&P Biotech ETF	106,489,466
SPDR S&P Health Care Equipment ETF	512,018
SPDR S&P Health Care Services ETF	287,066
SPDR S&P Homebuilders ETF	216,961,746
SPDR S&P Metals & Mining ETF	(64,806,097)
SPDR S&P Oil & Gas Equipment & Services ETF	23,270,514
SPDR S&P Oil & Gas Exploration & Production ETF	32,026,352
SPDR S&P Pharmaceuticals ETF	25,154,734
SPDR S&P Retail ETF	80,631,172
SPDR S&P Semiconductor ETF	(11,710,121)
SPDR S&P Software & Services ETF	542,971
SPDR S&P Telecom ETF	127,923
SPDR S&P Transportation ETF	(225,516)
SPDR Wells Fargo Preferred Stock ETF	786,789

291

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

At June 30, 2012, the Funds had capital loss carryforwards which may be utilized to offset any net realized capital gains expiring June 30:

								Non-Expiring —	Non-Expiring —
	2013	2014	2015	2016	2017	2018	2019	Short Term	Long Term

SPDR Dow Jones Total Market ETF	$(153,659)	$(4,842,998)	$—	$—	$(1,378,715)	$(4,870,723)	$(1,146,926)	$—	$—
SPDR Dow Jones Large Cap ETF	—	—	—	—	(131,432)	(526,163)	(227,965)	—	(86,355)
SPDR S&P 500 Growth ETF	(309,686)	(3,652,975)	—	—	(6,452,641)	(26,035,843)	(4,526,393)	(51,773)	(9,309,802)
SPDR S&P 500 Value ETF	—	—	—	—	—	(13,363,719)	—	—	—
SPDR Dow Jones Mid Cap ETF	—	—	—	—	—	—	—	—	—
SPDR S&P 400 Mid Cap Growth ETF	—	—	—	—	(1,189,015)	(3,258,647)	—	(85,582)	(1,840,757)
SPDR S&P 400 Mid Cap Value ETF	—	—	—	—	(258,758)	(1,312,574)	—	—	—
SPDR S&P 600 Small Cap ETF	—	—	—	—	—	—	—	—	(510,725)
SPDR S&P 600 Small Cap Growth ETF	—	—	—	—	(2,152,440)	(4,620,622)	(597,565)	—	(13,909,318)
SPDR S&P 600 Small Cap Value ETF	—	—	—	—	—	(4,540,155)	—	—	(1,256,290)
SPDR Global Dow ETF	—	—	(282,717)	—	(12,535,918)	(9,895,403)	(1,919,341)	—	(5,393,973)
SPDR Dow Jones REIT ETF	—	—	—	—	(1,122,565)	(192,486,170)	(41,263,965)		(63,530,134)
SPDR S&P Bank ETF	—	—	—	(435,385)	(118,852,502)	(300,189,040)	(58,102,723)	(160,618,353)	(179,889,024)
SPDR S&P Capital Markets ETF	—	—	—	(9,042,847)	(23,772,407)	(28,551,883)	(3,599,019)	(2,091,546)	(18,161,491)
SPDR S&P Insurance ETF	—	—	—	(514,950)	(1,401,569)	(15,750,318)	(2,228,942)	(8,924,643)	(12,584,216)
SPDR S&P Mortgage Finance ETF	—	—	—	—	—	—	(4,121)	(522,029)	(541,405)
SPDR S&P Regional Banking ETF	—	—	—	—	(24,075,194)	(150,464,974)	(69,415,296)	(10,910,095)	(122,351,768)
SPDR Morgan Stanley Technology ETF	(8,746,932)	(3,784,746)	(2,360,832)	(745,443)	(2,659,957)	(20,984,667)	—	(347,105)	(11,067,251)
SPDR S&P Dividend ETF	—	—	—	—	—	(20,923,750)	(11,266,407)	—	—
SPDR S&P Aerospace & Defense ETF	—	—	—	—	—	—	—	—	—
SPDR S&P Biotech ETF	—	—	(2,145,212)	(733,614)	(24,363,945)	(73,086,286)	(31,726,818)	(16,250,473)	(32,470,397)
SPDR S&P Health Care Equipment ETF	—	—	—	—	—	—	—	—	—
SPDR S&P Health Care Services ETF	—	—	—	—	—	—	—	—	—
SPDR S&P Homebuilders ETF	—	—	(4,745,039)	(8,203,751)	(24,813,335)	(116,404,014)	(6,579,404)	(49,354,688)	(43,104,204)
SPDR S&P Metals & Mining ETF	—	—	(104,652)	—	(49,841,508)	(215,129,022)	(37,272,818)	(142,380,127)	(57,608,684)
SPDR S&P Oil & Gas Equipment & Services ETF	—	—	—	—	(1,830,538)	(54,465,863)	(10,490,714)	(16,208,120)	(3,563,911)
SPDR S&P Oil & Gas Exploration & Production ETF	—	—	—	—	(11,779,459)	(112,377,725)	(24,606,261)	(91,846,768)	(21,712,807)
SPDR S&P Pharmaceuticals ETF	—	—	—	—	—	—	—	—	—
SPDR S&P Retail ETF	—	—	—	(1,022,978)	(250,690)	(32,271,270)	(5,453,137)	(35,812,546)	(2,047,801)
SPDR S&P Semiconductor ETF	—	—	(1,832,423)	—	(12,113,199)	(5,691,659)	(1,965,596)	(12,762,146)	(2,316,368)
SPDR S&P Software & Services ETF	—	—	—	—	—	—	—	—	—
SPDR S&P Telecom ETF	—	—	—	—	—	—	—	(997,870)	(103,701)
SPDR S&P Transportation ETF	—	—	—	—	—	—	—	(728,484)	(51,140)
SPDR Wells Fargo Preferred Stock ETF	—	—	—	—	—	(18,976)	(173,528)	(1,845,404)	(636,000)

292

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NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

During the tax year ended June 30, 2012, the Funds utilized/expired capital loss carryforwards in the following amounts:

	Amount Utilized	Amount Expired

SPDR Dow Jones Total Market ETF	$209,466	$1,139,028
SPDR S&P 500 Growth ETF	—	2,821,107
SPDR S&P 500 Value ETF	4,289,002	—
SPDR S&P 400 Mid Cap Value ETF	19,723	—
SPDR Global Dow ETF	—	984,760
SPDR Morgan Stanley Technology ETF	—	19,143,628
SPDR S&P Dividend ETF	70,701,386	—

Under current tax laws, certain capital and foreign currency losses realized after October 31 and December 31, may be deferred and treated as occurring on the first day of the following year. The Funds elected for federal income tax purposes to defer the following current year post October 31 and December 31 losses, as applicable, as though the losses were incurred on the first day of the next fiscal year:

	Post October	Late Year
	Capital Loss Deferral	Ordinary Loss Deferral

SPDR Dow Jones Total Market ETF	$(598,566)	$—
SPDR Dow Jones Large Cap ETF	—	—
SPDR S&P 500 Growth ETF	—	—
SPDR S&P 500 Value ETF	—	—
SPDR Dow Jones Mid Cap ETF	—	—
SPDR S&P 400 Mid Cap Growth ETF	—	—
SPDR S&P 400 Mid Cap Value ETF	—	—
SPDR S&P 600 Small Cap ETF	—	—
SPDR S&P 600 Small Cap Growth ETF	—	—
SPDR S&P 600 Small Cap Value ETF	—	—
SPDR Global Dow ETF	—	—
SPDR Dow Jones REIT ETF	—	—
SPDR S&P Bank ETF	—	—
SPDR S&P Capital Markets ETF	—	—
SPDR S&P Insurance ETF	—	—
SPDR S&P Mortgage Finance ETF	—	—
SPDR S&P Regional Banking ETF	—	—
SPDR Morgan Stanley Technology ETF	—	—
SPDR S&P Dividend ETF	—	—
SPDR S&P Aerospace & Defense ETF	—	—
SPDR S&P Biotech ETF	—	—
SPDR S&P Health Care Equipment ETF	—	—
SPDR S&P Health Care Services ETF	—	—
SPDR S&P Homebuilders ETF	—	—
SPDR S&P Metals & Mining ETF	—	—
SPDR S&P Oil & Gas Equipment & Services ETF	—	—
SPDR S&P Oil & Gas Exploration & Production ETF	—	—

293

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NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

	Post October	Late Year
	Capital Loss Deferral	Ordinary Loss Deferral

SPDR S&P Pharmaceuticals ETF	$(5,299,413)	$—
SPDR S&P Retail ETF	—	—
SPDR S&P Semiconductor ETF	—	—
SPDR S&P Software & Services ETF	—	—
SPDR S&P Telecom ETF	—	—
SPDR S&P Transportation ETF	—	—
SPDR Wells Fargo Preferred Stock ETF	—	—

For the year ended June 30, 2012, there were no significant differences between the book basis and the tax basis character of distributions to shareholders.

The tax character of distributions paid during the year ended June 30, 2012 was as follows:

	Ordinary	Long-Term	Tax Return
	Income	Capital Gains	of Capital

SPDR Dow Jones Total Market ETF	$4,394,238	$—	$—
SPDR Dow Jones Large Cap ETF	729,312	—	—
SPDR S&P 500 Growth ETF	3,532,003	—	—
SPDR S&P 500 Value ETF	3,345,581	—	—
SPDR Dow Jones Mid Cap ETF	931,681	—	—
SPDR S&P 400 Mid Cap Growth ETF	452,506	—	—
SPDR S&P 400 Mid Cap Value ETF	441,443	—	—
SPDR S&P 600 Small Cap ETF	1,491,547	—	—
SPDR S&P 600 Small Cap Growth ETF	1,421,931	—	—
SPDR S&P 600 Small Cap Value ETF	1,915,201	—	—
SPDR Global Dow ETF	2,227,067	—	—
SPDR Dow Jones REIT ETF	51,476,711	—	—
SPDR S&P Bank ETF	24,865,506	—	—
SPDR S&P Capital Markets ETF	860,313	—	—
SPDR S&P Insurance ETF	2,097,855	—	—
SPDR S&P Mortgage Finance ETF	74,216	—	—
SPDR S&P Regional Banking ETF	14,745,467	—	—
SPDR Morgan Stanley Technology ETF	1,408,564	—	—
SPDR S&P Dividend ETF	269,726,465	—	—
SPDR S&P Aerospace & Defense ETF	100,392	—	—
SPDR S&P Biotech ETF	—	—	—
SPDR S&P Health Care Equipment ETF	109,630	—	—
SPDR S&P Health Care Services ETF	24,282	—	—
SPDR S&P Homebuilders ETF	13,716,137	—	—
SPDR S&P Metals & Mining ETF	8,231,843	—	—
SPDR S&P Oil & Gas Equipment & Services ETF	1,325,420	—	—
SPDR S&P Oil & Gas Exploration & Production ETF	7,389,791	—	—
SPDR S&P Pharmaceuticals ETF	2,797,862	419,092	—
SPDR S&P Retail ETF	7,667,018	—	—

294

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

	Ordinary	Long-Term	Tax Return
	Income	Capital Gains	of Capital

SPDR S&P Semiconductor ETF	$460,261	$—	$—
SPDR S&P Software & Services ETF	37,786	—	—
SPDR S&P Telecom ETF	56,064	—	—
SPDR S&P Transportation ETF	58,282	—	—
SPDR Wells Fargo Preferred Stock ETF	10,454,723	—	—

The tax character of distributions paid during the year ended June 30, 2011 was as follows:

	Ordinary	Long-Term	Tax Return
	Income	Capital Gains	of Capital

SPDR Dow Jones Total Market ETF	$3,225,127	$—	$—
SPDR Dow Jones Large Cap ETF	709,147	—	—
SPDR S&P 500 Growth ETF	2,209,405	—	—
SPDR S&P 500 Value ETF	3,972,304	—	—
SPDR Dow Jones Mid Cap ETF	778,349	41,544	—
SPDR S&P 400 Mid Cap Growth ETF	334,614	—	—
SPDR S&P 400 Mid Cap Value ETF	577,286	—	—
SPDR S&P 600 Small Cap ETF	752,546	—	—
SPDR S&P 600 Small Cap Growth ETF	880,548	—	—
SPDR S&P 600 Small Cap Value ETF	2,127,002	—	—
SPDR Global Dow ETF	3,235,910	—	—
SPDR Dow Jones REIT ETF	44,180,325	—	—
SPDR S&P Bank ETF	11,935,556	—	—
SPDR S&P Capital Markets ETF	1,142,134	—	—
SPDR S&P Insurance ETF	3,385,649	—	—
SPDR S&P Mortgage Finance ETF	66,248	12,065	—
SPDR S&P Regional Banking ETF	8,710,201	—	—
SPDR Morgan Stanley Technology ETF	1,257,217	—	—
SPDR S&P Dividend ETF	157,971,210	—	—
SPDR S&P Biotech ETF	—	—	—
SPDR S&P Health Care Equipment ETF	5,721	—	—
SPDR S&P Homebuilders ETF	17,300,102	—	—
SPDR S&P Metals & Mining ETF	6,854,787	—	—
SPDR S&P Oil & Gas Equipment & Services ETF	3,626,611	—	—
SPDR S&P Oil & Gas Exploration & Production ETF	7,573,972	—	—
SPDR S&P Pharmaceuticals ETF	1,867,137	917,357	—
SPDR S&P Retail ETF	8,163,249	—	—
SPDR S&P Semiconductor ETF	638,284	—	—
SPDR S&P Telecom ETF	51,678	—	—
SPDR S&P Transportation ETF	22,140	—	5,256
SPDR Wells Fargo Preferred Stock ETF	6,669,746	—	—

For the year ended June 30, 2012, there were no significant differences between the book basis and the tax basis of components of net assets other than differences in the net unrealized appreciation (depreciation) in the value of

295

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NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

investments attributable to the tax deferral of losses on wash sales, in-kind transactions, the cumulative return of capital payments from REITs and the deferral of post-October losses and dividends payable.

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation
	Income	Capital Gains	(Depreciation)

SPDR Dow Jones Total Market ETF	$—	$—	$14,318,691
SPDR Dow Jones Large Cap ETF	15,846	—	3,078,944
SPDR S&P 500 Growth ETF	—	—	44,540,239
SPDR S&P 500 Value ETF	144,968	—	(8,491,309)
SPDR Dow Jones Mid Cap ETF	274,236	—	4,474,703
SPDR S&P 400 Mid Cap Growth ETF	—	—	2,922,174
SPDR S&P 400 Mid Cap Value ETF	5,200	—	543,380
SPDR S&P 600 Small Cap ETF	—	—	(405,378)
SPDR S&P 600 Small Cap Growth ETF	—	—	10,204,599
SPDR S&P 600 Small Cap Value ETF	—	—	(4,907,572)
SPDR Global Dow ETF	66,817	—	(19,522,785)
SPDR Dow Jones REIT ETF	—	—	202,547,608
SPDR S&P Bank ETF	1,944,720	—	(95,718,908)
SPDR S&P Capital Markets ETF	67,215	—	(7,508,596)
SPDR S&P Insurance ETF	250,907	—	(6,437,058)
SPDR S&P Mortgage Finance ETF	3,196	—	553,799
SPDR S&P Regional Banking ETF	414,158	—	(29,763,491)
SPDR Morgan Stanley Technology ETF	—	—	(4,007,069)
SPDR S&P Dividend ETF	—	—	634,409,950
SPDR S&P Aerospace & Defense ETF	85,206	—	875,591
SPDR S&P Biotech ETF	—	—	46,346,047
SPDR S&P Health Care Equipment ETF	150,087	92,632	1,025,749
SPDR S&P Health Care Services ETF	164,995	—	546,371
SPDR S&P Homebuilders ETF	—	—	1,676,717
SPDR S&P Metals & Mining ETF	480,827	—	(338,810,375)
SPDR S&P Oil & Gas Equipment & Services ETF	17,287	—	(61,286,724)
SPDR S&P Oil & Gas Exploration & Production ETF	—	—	(197,090,441)
SPDR S&P Pharmaceuticals ETF	—	—	68,110,840
SPDR S&P Retail ETF	—	—	(81,647,922)
SPDR S&P Semiconductor ETF	—	—	(7,155,506)
SPDR S&P Software & Services ETF	182,557	—	851,737
SPDR S&P Telecom ETF	—	—	(1,284,116)
SPDR S&P Transportation ETF	2,406	—	185,540
SPDR Wells Fargo Preferred Stock ETF	1,145,429	—	4,597,948

Distributions

Each Fund declares and distributes dividends from net investment income, if any, to its shareholders quarterly. The Trust declares and distributes net realized capital gains, if any, at least annually. Distributions are recorded on the

296

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

3.	Fees and Compensation Paid to Affiliates and Other Related Party Transactions

Advisory Fee

Each Fund has entered into an Investment Advisory Agreement with SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”). As compensation for the services rendered, facilities furnished, and expenses borne by the Adviser, each Fund pays the Adviser a fee accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as shown in the following table:

Annual Rate

SPDR Dow Jones Total Market ETF	0.20%
SPDR Dow Jones Large Cap ETF	0.20
SPDR S&P 500 Growth ETF	0.20
SPDR S&P 500 Value ETF	0.20
SPDR Dow Jones Mid Cap ETF	0.25
SPDR S&P 400 Mid Cap Growth ETF	0.25
SPDR S&P 400 Mid Cap Value ETF	0.25
SPDR S&P 600 Small Cap ETF	0.20
SPDR S&P 600 Small Cap Growth ETF	0.25
SPDR S&P 600 Small Cap Value ETF	0.25
SPDR Global Dow ETF	0.50
SPDR Dow Jones REIT ETF	0.25
SPDR S&P Bank ETF	0.35
SPDR S&P Capital Markets ETF	0.35
SPDR S&P Insurance ETF	0.35
SPDR S&P Mortgage Finance ETF	0.35
SPDR S&P Regional Banking ETF	0.35
SPDR Morgan Stanley Technology ETF	0.50
SPDR S&P Dividend ETF	0.35
SPDR S&P Aerospace & Defense ETF	0.35
SPDR S&P Biotech ETF	0.35
SPDR S&P Health Care Equipment ETF	0.35
SPDR S&P Health Care Services ETF	0.35
SPDR S&P Homebuilders ETF	0.35
SPDR S&P Metals & Mining ETF	0.35
SPDR S&P Oil & Gas Equipment & Services ETF	0.35
SPDR S&P Oil & Gas Exploration & Production ETF	0.35
SPDR S&P Pharmaceuticals ETF	0.35
SPDR S&P Retail ETF	0.35
SPDR S&P Semiconductor ETF	0.35
SPDR S&P Software & Services ETF	0.35
SPDR S&P Telecom ETF	0.35
SPDR S&P Transportation ETF	0.35
SPDR Wells Fargo Preferred Stock ETF	0.45

297

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

The Adviser pays all operating expenses of each Fund other than management fee, distribution fee pursuant to each Fund’s Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustees’ counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, receives fees for its services as Custodian, Administrator and Transfer Agent from the Adviser. See also Note 4.

State Street also acts as the securities lending agent for the Funds and receives a portion of any lending income. In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Prime Portfolio (“Prime Portfolio”) for which SSgA FM serves as the investment adviser. Prime Portfolio is a series of State Street Navigator Securities Lending Trust, a registered investment company under the 1940 Act, and operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. See Note 8 for additional information regarding securities lending.

For the year ended June 30, 2012, State Street earned securities lending agent fees from the following Funds:

Securities Lending
Agent Fees

SPDR Dow Jones Total Market ETF	$10,639
SPDR Dow Jones Large Cap ETF	2,273
SPDR S&P 500 Growth ETF	3,027
SPDR S&P 500 Value ETF	4,622
SPDR Dow Jones Mid Cap ETF	8,216
SPDR S&P 400 Mid Cap Growth ETF	6,413
SPDR S&P 400 Mid Cap Value ETF	3,077
SPDR S&P 600 Small Cap ETF	15,772
SPDR S&P 600 Small Cap Growth ETF	22,557
SPDR S&P 600 Small Cap Value ETF	15,236
SPDR Global Dow ETF	8,030
SPDR Dow Jones REIT ETF	50,955
SPDR S&P Bank ETF	34,952
SPDR S&P Capital Markets ETF	8,261
SPDR S&P Insurance ETF	5,066
SPDR S&P Mortgage Finance ETF	472
SPDR S&P Regional Banking ETF	63,297
SPDR Morgan Stanley Technology ETF	10,740
SPDR S&P Dividend ETF	350,804
SPDR S&P Aerospace & Defense ETF	174
SPDR S&P Biotech ETF	122,885
SPDR S&P Health Care Equipment ETF	35
SPDR S&P Health Care Services ETF	59
SPDR S&P Homebuilders ETF	85,305
SPDR S&P Metals & Mining ETF	175,651
SPDR S&P Oil & Gas Equipment & Services ETF	63,237
SPDR S&P Oil & Gas Exploration & Production ETF	739,030
SPDR S&P Pharmaceuticals ETF	87,227
SPDR S&P Retail ETF	260,243

298

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NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

Securities Lending
Agent Fees

SPDR S&P Semiconductor ETF	$53,019
SPDR S&P Software & Services ETF	460
SPDR S&P Telecom ETF	3
SPDR Wells Fargo Preferred Stock ETF	36,652

Distributor

State Street Global Markets, LLC (the “Distributor”), an affiliate of the Adviser, serves as the distributor of the shares of each Fund. Pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act, each Fund, with the exception of SPDR Dow Jones Total Market ETF, is authorized to pay an amount of up to 0.25% of its average daily net assets for certain distribution-related activities. However, the Board of Trustees has determined that no such payments will be made through at least October 31, 2012 and therefore no such payments have been made.

The Distributor has established an assisted trading program to aid Authorized Participants in certain creation and redemption activity for which the Distributor receives commissions from Authorized Participants. In addition, the Distributor receives compensation from State Street associated with on-line creation and redemption activity of Authorized Participants.

Trustees’ Fees

The Trust, SSgA Master Trust, SSgA Active ETF Trust and SPDR Index Shares Funds pay, in the aggregate, each Independent Trustee an annual fee of $132,500 plus $7,500 per in-person meeting attended and $1,250 for each telephonic or video conference meeting attended. The Chairman of the Board receives an additional annual fee of $37,500 and the Chairman of the Audit Committee receives an additional annual fee of $15,000. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated among the Trusts and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

Transactions with Affiliates

The Funds listed below have invested in an affiliated company, State Street Corp. Amounts relating to these investments at June 30, 2012 and for the period then ended are:

	Number of						Number of
	Shares Held	Value at	Purchased		Sold		Shares Held	Value at	Dividend	Realized
	at 6/30/11	6/30/11	Cost	Shares	Proceeds	Shares	at 6/30/12	6/30/12	Income	Gain/(Loss)

SPDR Dow Jones Total Market ETF	6,713	$302,689	$397,108	8,772	$43,123	1,034	14,451	$645,093	$7,124	$3,003
SPDR Dow Jones Large Cap ETF	1,453	65,516	34,320	827	29,281	709	1,571	70,129	1,277	1,818
SPDR S&P 500 Value ETF	14,810	667,783	12,011	300	285,723	6,512	8,598	383,815	11,076	(8,737)
SPDR S&P Bank ETF	1,000,018	45,090,812	33,697,114	967,441	72,030,069	1,967,459	—	—	145,222	(12,421,425)
SPDR S&P Capital Markets ETF	120,246	5,421,892	2,946,215	76,095	7,046,656	181,576	14,765	659,110	29,225	(2,412,335)

299

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

The Fund listed below had affiliated investments as a result of owning 5% or more of each company’s outstanding voting securities. Amounts relating to these investments at June 30, 2012 and for the period then ended are:

	Number of						Number of
	Shares Held	Value at	Purchased		Sold		Shares Held	Value at	Dividend	Realized
SPDR S&P Dividend ETF	at 6/30/11	6/30/11	Cost	Shares	Proceeds	Shares	at 6/30/12	6/30/12	Income	Gain/(Loss)

ABM Industries, Inc.	—	$—	$76,284,444	3,526,688	$16,835,345	798,169	2,728,519	$53,369,832	$814,287	$(869,992)
Bemis Co.	3,417,152	115,431,394	89,554,080	2,969,449	27,806,622	903,711	5,482,890	171,833,772	4,540,906	1,105,911
Black Hills Corp.	1,644,026	49,468,742	50,730,583	1,589,545	28,822,672	881,886	2,351,685	75,653,706	3,493,473	1,824,902
Brady Corp.	—	—	102,715,447	3,214,739	9,851,403	324,234	2,890,505	79,517,793	955,186	(306,182)
Diebold, Inc.	2,693,163	83,514,985	81,997,303	2,452,994	30,720,808	940,080	4,206,077	155,246,302	3,770,041	595,952
Leggett & Platt, Inc.	6,320,500	154,093,790	178,717,944	8,267,357	32,168,715	1,492,265	13,095,592	276,709,859	12,071,729	3,011,895
Old Republic International Corp.	—	—	275,685,498	28,985,932	60,822,890	5,910,921	23,075,011	191,291,841	9,232,680	(97,107)
Pitney Bowes, Inc.	10,125,240	232,779,268	281,742,336	15,898,798	40,669,899	2,352,485	23,671,553	354,363,148	23,781,439	(1,132,080)
United Bankshares, Inc.	—	—	109,889,764	3,885,486	16,497,629	628,707	3,256,779	84,285,441	1,926,493	(1,370,630)
WGL Holdings, Inc.	1,281,754	49,334,712	101,819,321	2,465,355	30,307,869	749,398	2,997,711	119,159,012	3,606,714	1,371,806

Each Fund may invest in certain money market funds managed by the Adviser, including the State Street Institutional Liquid Reserves Fund-Institutional Class (“Liquid Reserves Fund”), a series of State Street Institutional Investment Trust. The Liquid Reserves Fund is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the State Street Money Market Portfolio (“Master Portfolio”) The Liquid Reserves Fund does not pay an investment advisory fee to the Adviser, but the Master Portfolio in which it invests pays an investment advisory fee to the Adviser. The Liquid Reserves Fund intends to declare dividends on shares from net investment income daily and pay them as of the last business day of each month. All income distributions earned by the Funds from affiliated money market funds are recorded as dividend income on securities of affiliated issuers in the accompanying Statements of Operations. In addition, cash collateral from lending activities is invested in Prime Portfolio, for which SSgA FM serves as the investment adviser.

Amounts related to investments in Liquid Reserves Fund and/or Prime Portfolio at June 30, 2012 and for the period then ended are:

	Value at	Purchased		Sold		Value at		Realized
Liquid Reserves Fund	6/30/11	Cost	Shares	Proceeds	Shares	6/30/12	Income	Gain/(Loss)

SPDR Dow Jones Total Market ETF	$245,149	$7,238,458	7,238,458	$6,448,171	6,448,171	$1,035,436	$1,317	$—
SPDR Dow Jones Large Cap ETF	38,518	1,441,669	1,441,669	1,428,553	1,428,553	51,634	184	—
SPDR S&P 500 Growth ETF	373,817	7,170,608	7,170,608	7,159,868	7,159,868	384,557	828	—
SPDR S&P 500 Value ETF	266,800	6,290,450	6,290,450	6,324,129	6,324,129	233,121	626	—
SPDR Dow Jones Mid Cap ETF	125,811	3,763,095	3,763,095	3,783,555	3,783,555	105,351	316	—
SPDR S&P 400 Mid Cap Growth ETF	69,605	4,937,117	4,937,117	4,961,010	4,961,010	45,712	214	—
SPDR S&P 400 Mid Cap Value ETF	34,030	2,094,034	2,094,034	2,077,791	2,077,791	50,273	143	—
SPDR S&P 600 Small Cap ETF	171,881	5,841,431	5,841,431	5,849,474	5,849,474	163,838	267	—
SPDR S&P 600 Small Cap Growth ETF	699,650	9,031,359	9,031,359	9,535,708	9,535,708	195,301	452	—
SPDR S&P 600 Small Cap Value ETF	225,206	7,791,869	7,791,869	7,832,982	7,832,982	184,093	350	—
SPDR Global Dow ETF	5,427	3,226,660	3,226,660	3,212,900	3,212,900	19,187	129	—
SPDR Dow Jones REIT ETF	2,477,912	104,010,168	104,010,168	102,447,219	102,447,219	4,040,861	3,717	—
SPDR S&P Bank ETF	1,109,909	46,378,531	46,378,531	45,619,621	45,619,621	1,868,819	4,108	—
SPDR S&P Capital Markets ETF	77,276	1,481,023	1,481,023	1,482,872	1,482,872	75,427	201	—
SPDR S&P Insurance ETF	168,814	4,890,396	4,890,396	5,025,133	5,025,133	34,077	315	—
SPDR S&P Mortgage Finance ETF	12,930	196,600	196,600	205,857	205,857	3,673	19	—

300

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

	Value at	Purchased		Sold		Value at		Realized
Liquid Reserves Fund	6/30/11	Cost	Shares	Proceeds	Shares	6/30/12	Income	Gain/(Loss)

SPDR S&P Regional Banking ETF	$390,216	$30,066,039	30,066,039	$29,487,088	29,487,088	$969,167	$2,034	$—
SPDR Morgan Stanley Technology ETF	254,424	3,313,617	3,313,617	3,385,084	3,385,084	182,957	793	—
SPDR S&P Dividend ETF	6,949,460	502,713,596	502,713,596	496,576,196	496,576,196	13,086,860	52,757	—
SPDR S&P Aerospace & Defense ETF	—	156,479	156,479	122,885	122,885	33,594	30	—
SPDR S&P Biotech ETF	440,877	42,130,849	42,130,849	41,299,661	41,299,661	1,272,065	1,697	—
SPDR S&P Health Care Equipment ETF	28,004	452,648	452,648	428,406	428,406	52,246	67	—
SPDR S&P Health Care Services ETF	—	351,236	351,236	333,125	333,125	18,111	27	—
SPDR S&P Homebuilders ETF	574,922	26,096,305	26,096,305	26,365,743	26,365,743	305,484	2,860	—
SPDR S&P Metals & Mining ETF	1,488,044	26,333,211	26,333,211	27,080,776	27,080,776	740,479	2,844	—
SPDR S&P Oil & Gas Equipment & Services ETF	438,931	3,107,623	3,107,623	3,036,217	3,036,217	510,337	977	—
SPDR S&P Oil & Gas Exploration & Production ETF	711,179	27,988,766	27,988,766	25,317,223	25,317,223	3,382,722	3,461	—
SPDR S&P Pharmaceuticals ETF	160,236	4,190,086	4,190,086	4,290,166	4,290,166	60,156	577	—
SPDR S&P Retail ETF	552,703	43,792,765	43,792,765	44,345,368	44,345,368	100	1,996	—
SPDR S&P Semiconductor ETF	245,872	2,171,478	2,171,478	2,391,405	2,391,405	25,945	166	—
SPDR S&P Software & Services ETF	—	575,304	575,304	557,822	557,822	17,482	60	—
SPDR S&P Telecom ETF	21,474	318,056	318,056	335,560	335,560	3,970	29	—
SPDR S&P Transportation ETF	17,450	120,165	120,165	134,892	134,892	2,723	29	—
SPDR Wells Fargo Preferred Stock ETF	347,984	41,125,384	41,125,384	40,916,794	40,916,794	556,574	1,204	—

	Value at	Purchased		Sold		Value at		Realized
Prime Portfolio	6/30/11	Cost	Shares	Proceeds	Shares	6/30/12	Income	Gain/(Loss)

SPDR Dow Jones Total Market ETF	$13,804,801	$64,338,567	64,338,567	$52,543,636	52,543,636	$25,599,732	$58,983	$—
SPDR Dow Jones Large Cap ETF	3,694,022	51,155,843	51,155,843	47,322,803	47,322,803	7,527,062	12,667	—
SPDR S&P 500 Growth ETF	11,843,174	80,428,559	80,428,559	82,489,864	82,489,864	9,781,869	17,139	—
SPDR S&P 500 Value ETF	11,171,737	77,325,938	77,325,938	81,941,382	81,941,382	6,556,293	26,013	—
SPDR Dow Jones Mid Cap ETF	14,783,115	39,389,085	39,389,085	45,281,580	45,281,580	8,890,620	46,557	—
SPDR S&P 400 Mid Cap Growth ETF	13,974,938	47,413,233	47,413,233	52,904,886	52,904,886	8,483,285	36,334	—
SPDR S&P 400 Mid Cap Value ETF	6,382,274	26,084,930	26,084,930	26,409,438	26,409,438	6,057,766	17,503	—
SPDR S&P 600 Small Cap ETF	21,819,706	66,794,841	66,794,841	52,878,807	52,878,807	35,735,740	90,074	—
SPDR S&P 600 Small Cap Growth ETF	39,363,170	99,553,186	99,553,186	116,308,456	116,308,456	22,607,900	127,771	—
SPDR S&P 600 Small Cap Value ETF	28,516,005	69,291,462	69,291,462	78,636,426	78,636,426	19,171,041	86,459	—
SPDR Global Dow ETF	—	27,467,193	27,467,193	24,498,358	24,498,358	2,968,835	45,502	—
SPDR Dow Jones REIT ETF	191,378,900	623,741,148	623,741,148	681,837,138	681,837,138	133,282,910	287,946	—
SPDR S&P Bank ETF	136,108,076	629,238,256	629,238,256	664,741,450	664,741,450	100,604,882	195,451	—
SPDR S&P Capital Markets ETF	5,330,408	82,206,395	82,206,395	81,489,634	81,489,634	6,047,169	46,805	—
SPDR S&P Insurance ETF	9,780,219	149,761,876	149,761,876	151,375,795	151,375,795	8,166,300	28,709	—
SPDR S&P Mortgage Finance ETF	1,089,305	5,348,165	5,348,165	5,430,999	5,430,999	1,006,471	2,679	—
SPDR S&P Regional Banking ETF	147,505,337	437,684,616	437,684,616	456,834,447	456,834,447	128,355,506	358,642	—
SPDR Morgan Stanley Technology ETF	11,458,990	226,442,817	226,442,817	223,964,946	223,964,946	13,936,861	60,815	—
SPDR S&P Dividend ETF	555,570,004	3,116,179,928	3,116,179,928	2,747,864,254	2,747,864,254	923,885,678	1,979,991	—
SPDR S&P Aerospace & Defense ETF	—	7,368,366	7,368,366	3,798,932	3,798,932	3,569,434	986	—
SPDR S&P Biotech ETF	120,553,488	514,700,923	514,700,923	484,519,320	484,519,320	150,735,091	696,292	—
SPDR S&P Health Care Equipment ETF	—	6,928,701	6,928,701	6,928,701	6,928,701	—	198	—
SPDR S&P Health Care Services ETF	—	3,637,552	3,637,552	1,088,886	1,088,886	2,548,666	335	—
SPDR S&P Homebuilders ETF	166,233,073	825,206,285	825,206,285	783,657,792	783,657,792	207,781,566	483,088	—

301

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

	Value at	Purchased		Sold		Value at		Realized
Prime Portfolio	6/30/11	Cost	Shares	Proceeds	Shares	6/30/12	Income	Gain/(Loss)

SPDR S&P Metals & Mining ETF	$192,488,820	$653,555,977	653,555,977	$720,961,332	720,961,332	$125,083,465	$992,219	$—
SPDR S&P Oil & Gas Equipment & Services ETF	55,863,720	261,190,573	261,190,573	280,558,753	280,558,753	36,495,540	358,320	—
SPDR S&P Oil & Gas Exploration & Production ETF	197,417,176	802,927,796	802,927,796	882,955,005	882,955,005	117,389,967	4,186,788	—
SPDR S&P Pharmaceuticals ETF	33,652,274	228,043,195	228,043,195	217,855,082	217,855,082	43,840,387	494,278	—
SPDR S&P Retail ETF	109,987,556	794,364,981	794,364,981	824,660,231	824,660,231	79,692,306	1,465,349	—
SPDR S&P Semiconductor ETF	21,669,501	84,698,223	84,698,223	99,126,073	99,126,073	7,241,651	300,411	—
SPDR S&P Software & Services ETF	—	6,458,732	6,458,732	1,349,300	1,349,300	5,109,432	2,602	—
SPDR S&P Telecom ETF	—	1,962,745	1,962,745	1,962,745	1,962,745	—	17	—
SPDR Wells Fargo Preferred Stock ETF	11,691,297	169,977,717	169,977,717	144,167,020	144,167,020	37,501,994	207,815	—

4.	Shareholder Transactions

Shares are issued and redeemed by a Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally on an in-kind basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Transaction fees ranging from $250 to $4,500 are charged to Authorized Participants for transactions on a given day regardless of the number of Creation Units that are created or redeemed on the same day. An additional fee, including a variable fee, may be charged for certain transactions. Transaction fees are received by the Trust and/or Custodian and used to defray related expenses. The Custodian also receives amounts earned on cash collateral provided by Authorized Participants pending delivery of missing deposit securities.

5.	Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities owned by each Fund for federal income tax purposes and the gross unrealized appreciation and depreciation at June 30, 2012 was as follows:

		Gross	Gross	Net Unrealized
	Identified	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)

SPDR Dow Jones Total Market ETF	$436,160,697	$39,789,221	$25,470,530	$14,318,691
SPDR Dow Jones Large Cap ETF	45,829,627	5,357,178	2,278,234	3,078,944
SPDR S&P 500 Growth ETF	184,519,919	48,963,171	4,422,932	44,540,239
SPDR S&P 500 Value ETF	112,961,284	11,626,855	20,118,164	(8,491,309)
SPDR Dow Jones Mid Cap ETF	75,282,756	10,070,603	5,595,900	4,474,703
SPDR S&P 400 Mid Cap Growth ETF	68,438,228	8,087,532	5,165,358	2,922,174
SPDR S&P 400 Mid Cap Value ETF	27,727,068	2,341,553	1,798,173	543,380
SPDR S&P 600 Small Cap ETF	219,257,427	11,692,811	12,098,188	(405,377)
SPDR S&P 600 Small Cap Growth ETF	163,804,969	21,133,825	10,929,226	10,204,599
SPDR S&P 600 Small Cap Value ETF	145,134,260	10,392,854	15,300,426	(4,907,572)
SPDR Global Dow ETF	114,189,124	7,448,225	26,969,283	(19,521,058)
SPDR Dow Jones REIT ETF	1,890,631,568	300,152,456	97,604,848	202,547,608
SPDR S&P Bank ETF	1,645,020,789	14,868,581	110,587,490	(95,718,909)
SPDR S&P Capital Markets ETF	36,763,872	274,551	7,783,147	(7,508,596)
SPDR S&P Insurance ETF	108,178,164	2,437,672	8,874,730	(6,437,058)
SPDR S&P Mortgage Finance ETF	4,315,164	651,098	97,298	553,800

302

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

		Gross	Gross	Net Unrealized
	Identified	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)

SPDR S&P Regional Banking ETF	$1,324,138,151	$20,573,765	$50,337,257	$(29,763,492)
SPDR Morgan Stanley Technology ETF	184,624,550	26,125,877	30,132,946	(4,007,069)
SPDR S&P Dividend ETF	9,393,663,702	891,108,295	256,698,345	634,409,950
SPDR S&P Aerospace & Defense ETF	17,421,204	1,196,354	320,763	875,591
SPDR S&P Biotech ETF	745,831,860	93,891,973	47,545,925	46,346,048
SPDR S&P Health Care Equipment ETF	21,887,093	2,194,751	1,169,002	1,025,749
SPDR S&P Health Care Services ETF	11,302,117	827,312	280,941	546,371
SPDR S&P Homebuilders ETF	1,526,978,294	85,812,804	84,136,087	1,676,717
SPDR S&P Metals & Mining ETF	1,233,183,433	2,207,829	341,018,205	(338,810,376)
SPDR S&P Oil & Gas Equipment & Services ETF	346,720,245	2,108,076	63,394,800	(61,286,724)
SPDR S&P Oil & Gas Exploration & Production ETF	1,181,148,373	4,372,100	201,462,541	(197,090,441)
SPDR S&P Pharmaceuticals ETF	447,349,406	71,462,480	3,351,641	68,110,839
SPDR S&P Retail ETF	880,333,900	5,472,625	87,120,547	(81,647,922)
SPDR S&P Semiconductor ETF	52,337,424	266,726	7,422,232	(7,155,506)
SPDR S&P Software & Services ETF	22,695,805	1,787,597	935,860	851,737
SPDR S&P Telecom ETF	5,487,114	100,212	1,384,328	(1,284,116)
SPDR S&P Transportation ETF	12,200,869	1,165,896	980,356	185,540
SPDR Wells Fargo Preferred Stock ETF	286,080,432	5,344,244	746,296	4,597,948

6.	Investment Transactions

For the year ended June 30, 2012, the following Funds had in-kind contributions, in-kind redemptions and in-kind net realized gain/loss as follows:

			Realized
	Contributions	Redemptions	Gain/(Loss)

SPDR Dow Jones Total Market ETF	$260,950,715	$28,497,175	$9,444,082
SPDR Dow Jones Large Cap ETF	20,952,447	17,845,300	5,395,693
SPDR S&P 500 Growth ETF	25,920,952	12,301,395	3,356,540
SPDR S&P 500 Value ETF	—	75,225,283	12,367,112
SPDR Dow Jones Mid Cap ETF	5,698,939	11,263,345	2,317,426
SPDR S&P 400 Mid Cap Growth ETF	7,275,013	14,654,951	540,346
SPDR S&P 400 Mid Cap Value ETF	4,846,190	5,268,992	630,985
SPDR S&P 600 Small Cap ETF	113,970,241	6,478,624	443,222
SPDR S&P 600 Small Cap Growth ETF	10,340,694	42,076,525	256,432
SPDR S&P 600 Small Cap Value ETF	25,389,337	25,463,669	471,358
SPDR Global Dow ETF	—	35,864,221	(2,500,341)
SPDR Dow Jones REIT ETF	483,113,729	229,120,243	50,288,510
SPDR S&P Bank ETF	2,962,536,677	3,027,262,656	3,771,412
SPDR S&P Capital Markets ETF	65,151,422	101,157,543	(7,547,116)
SPDR S&P Insurance ETF	432,393,106	543,139,344	(4,131,534)
SPDR S&P Regional Banking ETF	2,803,771,348	2,261,925,556	92,752,548
SPDR Morgan Stanley Technology ETF	15,551,567	47,820,456	5,389,306

303

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

			Realized
	Contributions	Redemptions	Gain/(Loss)

SPDR S&P Dividend ETF	$3,703,772,446	$907,360,554	$160,189,973
SPDR S&P Aerospace & Defense ETF	16,017,799	2,491,772	114,368
SPDR S&P Biotech ETF	551,453,930	629,357,915	109,416,377
SPDR S&P Health Care Equipment ETF	10,099,247	7,321,435	522,580
SPDR S&P Health Care Services ETF	10,864,336	2,827,386	287,407
SPDR S&P Homebuilders ETF	2,552,252,304	2,182,573,040	219,839,487
SPDR S&P Metals & Mining ETF	3,852,876,735	3,735,982,642	(64,161,588)
SPDR S&P Oil & Gas Equipment & Services ETF	221,663,290	349,489,665	23,419,103
SPDR S&P Oil & Gas Exploration & Production ETF	6,872,719,380	6,410,488,453	34,494,338
SPDR S&P Pharmaceuticals ETF	261,331,980	90,256,466	25,304,548
SPDR S&P Retail ETF	10,497,192,145	10,335,272,358	82,698,076
SPDR S&P Semiconductor ETF	270,727,096	326,868,916	(11,469,906)
SPDR S&P Software & Services ETF	19,753,887	3,058,765	543,142
SPDR Telecom ETF	4,644,647	8,945,196	140,235
SPDR Transportation ETF	—	2,182,013	(225,516)
SPDR Wells Fargo Preferred Stock ETF	147,343,429	13,272,948	1,008,340

The in-kind contributions and in-kind redemptions in this table may not accord with the beneficial interest transactions on the Statements of Changes in Net Assets. The table represents the accumulation of a Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transaction.

For the year ended June 30, 2012, the Trust had purchases and sales of investment securities as follows:

	Purchases	Sales

SPDR Dow Jones Total Market ETF	$5,863,753	$6,704,822
SPDR Dow Jones Large Cap ETF	1,509,216	1,332,374
SPDR S&P 500 Growth ETF	44,753,257	44,213,281
SPDR S&P 500 Value ETF	38,023,610	37,491,928
SPDR Dow Jones Mid Cap ETF	14,608,794	13,641,768
SPDR S&P 400 Mid Cap Growth ETF	21,378,483	21,130,311
SPDR S&P 400 Mid Cap Value ETF	7,439,596	7,011,646
SPDR S&P 600 Small Cap ETF	12,798,513	13,143,465
SPDR S&P 600 Small Cap Growth ETF	57,929,293	57,411,343
SPDR S&P 600 Small Cap Value ETF	41,223,521	41,139,326
SPDR Global Dow ETF	11,950,042	13,863,594
SPDR Dow Jones REIT ETF	117,668,780	115,970,792
SPDR S&P Bank ETF	748,194,054	749,823,793
SPDR S&P Capital Markets ETF	22,928,387	23,120,888
SPDR S&P Insurance ETF	81,227,888	80,715,245
SPDR S&P Mortgage Finance ETF	3,197,410	3,190,538
SPDR S&P Regional Banking ETF	342,772,906	345,113,221
SPDR Morgan Stanley Technology ETF	36,526,438	36,288,308
SPDR S&P Dividend ETF	7,326,683,343	7,336,354,854

304

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

	Purchases	Sales

SPDR S&P Aerospace & Defense ETF	$2,471,023	$2,381,624
SPDR S&P Biotech ETF	316,622,895	318,500,962
SPDR S&P Health Care Equipment ETF	9,309,540	9,405,545
SPDR S&P Health Care Services ETF	2,298,409	1,962,136
SPDR S&P Homebuilders ETF	462,429,067	463,169,370
SPDR S&P Metals & Mining ETF	260,617,194	259,590,522
SPDR S&P Oil & Gas Equipment & Services ETF	102,833,456	103,021,087
SPDR S&P Oil & Gas Exploration & Production ETF	351,670,399	358,609,279
SPDR S&P Pharmaceuticals ETF	94,008,194	94,501,625
SPDR S&P Retail ETF	257,969,097	258,660,957
SPDR S&P Semiconductor ETF	22,093,626	20,722,949
SPDR S&P Software & Services ETF	4,509,388	4,347,284
SPDR Telecom ETF	3,643,789	3,417,974
SPDR Transportation ETF	3,064,744	3,048,554
SPDR Wells Fargo Preferred Stock ETF	106,207,932	106,162,521

For the year ended June 30, 2012, the Trust did not pay any commissions to an affiliate of the Adviser for investment transactions.

7.	Concentration of Risk

A Fund’s assets may be concentrated in a particular industry, group of industries or sector. Because each Fund will generally concentrate its investments to approximately the same extent that its index is so concentrated, a Fund may be adversely affected by the performance of a particular industry, group of industries or sector, and its shares may be subject to increased price volatility. In addition, if a Fund concentrates in a single industry or group of industries, it may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

8.	Securities Lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral held with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day. The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent. Additionally, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities. Proceeds collected by State Street on investment of cash collateral or any fee income is partially allocated to State Street as compensation for its lending services.

The market value of securities on loan as of June 30, 2012 and the value of the invested cash collateral are disclosed in the Funds’ Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of

305

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

306

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
June 30, 2012

To the Shareholders and Board of Trustees of

SPDR® Series Trust

We have audited the accompanying statements of assets and liabilities of SPDR Dow Jones Total Market ETF, SPDR Dow Jones Large Cap ETF, SPDR S&P® 500 Growth ETF, SPDR S&P 500 Value ETF, SPDR Dow Jones Mid Cap ETF, SPDR S&P 400 Mid Cap Growth ETF, SPDR S&P 400 Mid Cap Value ETF, SPDR S&P 600 Small Cap ETF, SPDR S&P 600 Small Cap Growth ETF, SPDR S&P 600 Small Cap Value ETF, SPDR Global Dow ETF, SPDR Dow Jones REIT ETF, SPDR S&P Bank ETF (formerly, “SPDR KBW Bank ETF”), SPDR S&P Capital Markets ETF (formerly, “SPDR KBW Capital Markets ETF”), SPDR S&P Insurance ETF (formerly, “SPDR KBW Insurance ETF”), SPDR S&P Mortgage Finance ETF (formerly, “SPDR KBW Mortgage Finance(SM) ETF”), SPDR S&P Regional Banking ETF (formerly, “SPDR KBW Regional Banking(SM) ETF”), SPDR Morgan Stanley Technology ETF, SPDR S&P Dividend ETF, SPDR S&P Aerospace & Defense ETF, SPDR S&P Biotech ETF, SPDR S&P Health Care Equipment ETF, SPDR S&P Health Care Services ETF, SPDR S&P Homebuilders ETF, SPDR S&P Metals & Mining ETF, SPDR S&P Oil & Gas Equipment & Services ETF, SPDR S&P Oil & Gas Exploration & Production ETF, SPDR S&P Pharmaceuticals ETF, SPDR S&P Retail ETF, SPDR S&P Semiconductor ETF, SPDR S&P Software & Services ETF, SPDR S&P Telecom ETF, SPDR S&P Transportation ETF, and SPDR Wells Fargo Preferred Stock ETF (collectively, the “Funds”) (thirty-four of the portfolios constituting SPDR® Series Trust), including the schedules of investments, as of June 30, 2012, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Funds of SPDR® Series Trust at June 30, 2012, and the results of their operations, changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 28, 2012

307

SPDR SERIES TRUST
OTHER INFORMATION
June 30, 2012

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees, trustee fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested on January 1, 2012 and held for the six months ended June 30, 2012.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Funds charge transaction fees at scheduled amounts ranging from $500 to $12,000 per Creation Unit to those persons creating or redeeming Creation Units. If you buy or sell the Funds’ shares in the secondary market, you will incur customary brokerage commissions and charges.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Expenses Paid
		Beginning Account	Ending Account	During Period*
	Annualized	Value	Value	1/1/12 to
Actual	Expense Ratio	1/1/12	6/30/12	6/30/12

SPDR Dow Jones Total Market ETF	0.20%	$1,000	$1,092.80	$1.04
SPDR Dow Jones Large Cap ETF	0.20	1,000	1,093.50	1.04
SPDR S&P 500 Growth ETF	0.20	1,000	1,098.40	1.04
SPDR S&P 500 Value ETF	0.20	1,000	1,087.80	1.04
SPDR Dow Jones Mid Cap ETF	0.25	1,000	1,072.30	1.29
SPDR S&P 400 Mid Cap Growth ETF	0.25	1,000	1,076.60	1.29
SPDR S&P 400 Mid Cap Value ETF	0.25	1,000	1,083.50	1.30
SPDR S&P 600 Small Cap ETF	0.20	1,000	1,079.00	1.03
SPDR S&P 600 Small Cap Growth ETF	0.25	1,000	1,085.70	1.30
SPDR S&P 600 Small Cap Value ETF	0.25	1,000	1,072.10	1.29
SPDR Global Dow ETF	0.50	1,000	1,032.60	2.53
SPDR Dow Jones REIT ETF	0.25	1,000	1,147.40	1.33
SPDR S&P Bank ETF	0.35	1,000	1,121.30	1.85
SPDR S&P Capital Markets ETF	0.35	1,000	1,124.00	1.85

308

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2012

				Expenses Paid
		Beginning Account	Ending Account	During Period*
	Annualized	Value	Value	1/1/12 to
Actual	Expense Ratio	1/1/12	6/30/12	6/30/12

SPDR S&P Insurance ETF	0.35%	$1,000	$1,102.10	$1.83
SPDR S&P Mortgage Finance ETF	0.35	1,000	1,177.00	1.89
SPDR S&P Regional Banking ETF	0.35	1,000	1,128.90	1.85
SPDR Morgan Stanley Technology ETF	0.50	1,000	1,099.70	2.61
SPDR S&P Dividend ETF	0.35	1,000	1,048.80	1.78
SPDR S&P Aerospace & Defense ETF	0.35	1,000	1,066.00	1.80
SPDR S&P Biotech ETF	0.35	1,000	1,332.70	2.03
SPDR S&P Health Care Equipment ETF	0.35	1,000	1,167.30	1.89
SPDR S&P Health Care Services ETF	0.35	1,000	1,103.70	1.83
SPDR S&P Homebuilders ETF	0.35	1,000	1,260.00	1.97
SPDR S&P Metals & Mining ETF	0.35	1,000	852.60	1.61
SPDR S&P Oil & Gas Equipment & Services ETF	0.35	1,000	889.10	1.64
SPDR S&P Oil & Gas Exploration & Production ETF	0.35	1,000	961.30	1.71
SPDR S&P Pharmaceuticals ETF	0.35	1,000	1,161.00	1.88
SPDR S&P Retail ETF	0.35	1,000	1,128.70	1.85
SPDR S&P Semiconductor ETF	0.35	1,000	1,010.40	1.75
SPDR S&P Software & Services ETF	0.35	1,000	1,098.30	1.83
SPDR S&P Telecom ETF	0.35	1,000	987.70	1.73
SPDR S&P Transportation ETF	0.35	1,000	1,102.10	1.83
SPDR Wells Fargo Preferred Stock ETF	0.45	1,000	1,100.60	2.35
				Expenses Paid
		Beginning Account	Ending Account	During Period*
	Annualized	Value	Value	1/1/12 to
Hypothetical	Expense Ratio	1/1/12	6/30/12	6/30/12

SPDR Dow Jones Total Market ETF	0.20%	$1,000	$1,023.91	$1.01
SPDR Dow Jones Large Cap ETF	0.20	1,000	1,023.91	1.01
SPDR S&P 500 Growth ETF	0.20	1,000	1,023.91	1.01
SPDR S&P 500 Value ETF	0.20	1,000	1,023.91	1.01
SPDR Dow Jones Mid Cap ETF	0.25	1,000	1,023.66	1.26
SPDR S&P 400 Mid Cap Growth ETF	0.25	1,000	1,023.66	1.26
SPDR S&P 400 Mid Cap Value ETF	0.25	1,000	1,023.66	1.26
SPDR S&P 600 Small Cap ETF	0.20	1,000	1,023.91	1.01
SPDR S&P 600 Small Cap Growth ETF	0.25	1,000	1,023.66	1.26
SPDR S&P 600 Small Cap Value ETF	0.25	1,000	1,023.66	1.26
SPDR Global Dow ETF	0.50	1,000	1,022.41	2.51
SPDR Dow Jones REIT ETF	0.25	1,000	1,023.66	1.26
SPDR S&P Bank ETF	0.35	1,000	1,023.16	1.76
SPDR S&P Capital Markets ETF	0.35	1,000	1,023.16	1.76
SPDR S&P Insurance ETF	0.35	1,000	1,023.16	1.76
SPDR S&P Mortgage Finance ETF	0.35	1,000	1,023.16	1.76

309

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2012

				Expenses Paid
		Beginning Account	Ending Account	During Period*
	Annualized	Value	Value	1/1/12 to
Hypothetical	Expense Ratio	1/1/12	6/30/12	6/30/12

SPDR S&P Regional Banking ETF	0.35%	$1,000	$1,023.16	$1.76
SPDR Morgan Stanley Technology ETF	0.50	1,000	1,022.41	2.51
SPDR S&P Dividend ETF	0.35	1,000	1,023.16	1.76
SPDR S&P Aerospace & Defense ETF	0.35	1,000	1,023.16	1.76
SPDR S&P Biotech ETF	0.35	1,000	1,023.16	1.76
SPDR S&P Health Care Equipment ETF	0.35	1,000	1,023.16	1.76
SPDR S&P Health Care Services ETF	0.35	1,000	1,023.16	1.76
SPDR S&P Homebuilders ETF	0.35	1,000	1,023.16	1.76
SPDR S&P Metals & Mining ETF	0.35	1,000	1,023.16	1.76
SPDR S&P Oil & Gas Equipment & Services ETF	0.35	1,000	1,023.16	1.76
SPDR S&P Oil & Gas Exploration & Production ETF	0.35	1,000	1,023.16	1.76
SPDR S&P Pharmaceuticals ETF	0.35	1,000	1,023.16	1.76
SPDR S&P Retail ETF	0.35	1,000	1,023.16	1.76
SPDR S&P Semiconductor ETF	0.35	1,000	1,023.16	1.76
SPDR S&P Software & Services ETF	0.35	1,000	1,023.16	1.76
SPDR S&P Telecom ETF	0.35	1,000	1,023.16	1.76
SPDR S&P Transportation ETF	0.35	1,000	1,023.16	1.76
SPDR Wells Fargo Preferred Stock ETF	0.45	1,000	1,022.66	2.26

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended June 30, 2012.

Percentage of distributions which qualify for the corporate dividends received deduction:

Percentage

SPDR Dow Jones Total Market ETF	96.23%
SPDR Dow Jones Large Cap ETF	75.81
SPDR S&P 500 Growth ETF	97.02
SPDR S&P 500 Value ETF	93.00
SPDR Dow Jones Mid Cap ETF	41.85
SPDR S&P 400 Mid Cap Growth ETF	72.58
SPDR S&P 400 Mid Cap Value ETF	58.62
SPDR S&P 600 Small Cap ETF	57.02
SPDR S&P 600 Small Cap Growth ETF	76.22
SPDR S&P 600 Small Cap Value ETF	67.21
SPDR Global Dow ETF	39.94
SPDR S&P Bank ETF	93.09
SPDR S&P Capital Markets ETF	68.56
SPDR S&P Insurance ETF	65.19

310

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2012

Percentage

SPDR S&P Mortgage Finance ETF	65.39%
SPDR S&P Regional Banking ETF	82.23
SPDR Morgan Stanley Technology ETF	87.41
SPDR S&P Dividend ETF	88.48
SPDR S&P Aerospace & Defense ETF	65.78
SPDR S&P Health Care Equipment ETF	37.67
SPDR S&P Health Care Services ETF	20.85
SPDR S&P Homebuilders ETF	82.99
SPDR S&P Metals & Mining ETF	96.14
SPDR S&P Oil & Gas Equipment & Services ETF	82.71
SPDR S&P Oil & Gas Exploration & Production ETF	99.56
SPDR S&P Pharmaceuticals ETF	86.63
SPDR S&P Retail ETF	45.63
SPDR S&P Semiconductor ETF	59.66
SPDR S&P Software & Services ETF	25.81
SPDR S&P Telecom ETF	100.00
SPDR S&P Transportation ETF	100.00
SPDR Wells Fargo Preferred Stock ETF	6.52

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended June 30, 2012, are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 15% depending on the individual’s tax bracket. These amounts are noted below:

Amount

SPDR Dow Jones Total Market ETF	$3,979,395
SPDR Dow Jones Large Cap ETF	582,335
SPDR S&P 500 Growth ETF	3,386,944
SPDR S&P 500 Value ETF	3,368,174
SPDR Dow Jones Mid Cap ETF	655,577
SPDR S&P 400 Mid Cap Growth ETF	297,699
SPDR S&P 400 Mid Cap Value ETF	261,995
SPDR S&P 600 Small Cap ETF	744,402
SPDR S&P 600 Small Cap Growth ETF	999,150
SPDR S&P 600 Small Cap Value ETF	1,278,691
SPDR Global Dow ETF	2,690,449
SPDR S&P Bank ETF	23,191,542
SPDR S&P Capital Markets ETF	505,390
SPDR S&P Insurance ETF	1,911,319
SPDR S&P Mortgage Finance ETF	56,159
SPDR S&P Regional Banking ETF	11,290,079
SPDR Morgan Stanley Technology ETF	1,934,169
SPDR S&P Dividend ETF	230,602,535

311

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2012

Amount

SPDR S&P Aerospace & Defense ETF	$123,822
SPDR S&P Health Care Equipment ETF	118,145
SPDR S&P Health Care Services ETF	43,841
SPDR S&P Homebuilders ETF	10,377,043
SPDR S&P Metals & Mining ETF	7,597,026
SPDR S&P Oil & Gas Equipment & Services ETF	1,791,525
SPDR S&P Oil & Gas Exploration & Production ETF	4,088,425
SPDR S&P Pharmaceuticals ETF	2,990,364
SPDR S&P Retail ETF	2,862,518
SPDR S&P Semiconductor ETF	254,200
SPDR S&P Software & Services ETF	65,459
SPDR S&P Telecom ETF	77,032
SPDR S&P Transportation ETF	103,662
SPDR Wells Fargo Preferred Stock ETF	2,596,348

Qualified Interest Income

The Funds designated a portion of dividends distributed during the fiscal year ended June 30, 2012, as qualified interest income. These amounts are noted below:

Amount

SPDR Wells Fargo Preferred Stock ETF	$5,588,841

Long term capital gains dividends were paid from the following Funds during the year ended June 30, 2012:

Amount

SPDR Dow Jones Mid Cap ETF	$773,812
SPDR S&P Pharmaceuticals ETF	488,041

Foreign Tax Credit

The Trust has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by a Fund to its shareholders. For the year ended June 30, 2012, the total amount of foreign taxes that will be passed through are:

Amount

SPDR Global Dow ETF	$154,318

The amount of foreign source income earned on the following Funds during the year ended June 30, 2012 were as follows:

Amount

SPDR Global Dow ETF	$2,216,981

312

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2012

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the net asset value of the Fund during the past calendar year can be found at http://www.spdrs.com.

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the investment advisor voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.spdrs.com.

Quarterly Portfolio Schedule

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-866-787-2257 (toll free) and on the Funds’ website at www.spdrs.com.

313

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2012 (Unaudited)

TRUSTEES

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office and	Occupation(s)	Complex	Other
Name, Address	Position(s)	Length of	During Past	Overseen	Directorships
and Year of Birth	with Funds	Time Served	5 Years	by Trustee	Held by Trustee

Independent Trustees

FRANK NESVET c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since September 2000	Chief Executive Officer, Libra Group, Inc. (1998-present) (a financial services consulting company).	137	SPDR Index Shares Funds (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee).

DAVID M. KELLY c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since September 2000	Retired.	137	Penson Worldwide Inc. (Director); CHX Holdings, Inc. and Chicago Stock Exchange (Director); SPDR Index Shares Funds (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee).

BONNY EUGENIA BOATMAN c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since April 2010	Retired (2005-present); Managing Director, Columbia Management Group, Bank of America (1984-2005).	137	SPDR Index Shares Funds (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee).

DWIGHT D. CHURCHILL c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; Head of Fixed Income and other Senior Management roles, Fidelity Investments (1993-2009).	137	SPDR Index Shares Funds (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee); Affiliated Managers Group, Inc. (Director).

CARL G. VERBONCOEUR c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009; Chief Executive Officer, Rydex Investments (2003-2009).	137	SPDR Index Shares Funds (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee).

314

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2012 (Unaudited)

Number of
Portfolios
		Term of	Principal	in Fund
		Office and	Occupation(s)	Complex	Other
Name, Address	Position(s)	Length of	During Past	Overseen	Directorships
and Year of Birth	with Funds	Time Served	5 Years	by Trustee	Held by Trustee

Interested Trustee/President

JAMES E. ROSS* SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee and President	Term: Unlimited Served as President: since May 2005, Served as Trustee: since April 2010	Chairman and Director, SSgA Funds Management Inc. (2005-present); President, SSgA Funds Management Inc. (2005-2012); Senior Managing Director, State Street Global Advisors (2006-present); Principal, State Street Global Advisors (2006-present).	167	SPDR Index Shares Funds (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee); Select Sector SPDR Trust (Trustee); State Street Master Funds (Trustee); and State Street Institutional Investment Trust (Trustee).

*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

315

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2012 (Unaudited)

OFFICERS

		Term of	Principal
		Office and	Occupation(s)
Name, Address	Position(s)	Length of	During Past
and Year of Birth	with Funds	Time Served	5 Years

ELLEN M. NEEDHAM SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	Vice President	Term: Unlimited Served: since March 2008	Senior Managing Director (1992-present)* and Chief Operating Officer (May 2010-present), SSgA Funds Management, Inc.; Senior Managing Director, State Street Global Advisors (1992-present).*

MICHAEL P. RILEY SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since February 2005	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2008-present); Principal, State Street Global Advisors and SSgA Funds Management, Inc. (2005-2008)

RYAN M. LOUVAR State Street Bank and Trust Company Four Copley Place, CPH0326 Boston, MA 02116 1972	Secretary	Term: Unlimited Served: since August 2008	Vice President and Senior Counsel, State Street Bank and Trust Company (2005-present).*

MARK E. TUTTLE State Street Bank and Trust Company Four Copley Place, CPH0326 Boston, MA 02116 1970	Assistant Secretary	Term: Unlimited Served: since August 2007	Vice President and Counsel, State Street Bank and Trust Company (2007-present)*; Assistant Counsel, BISYS Group, Inc.(2005-2007)* (a financial services company).

SCOTT E. HABEEB State Street Bank and Trust Company Four Copley Place, CPH0326 Boston, MA 02116 1968	Assistant Secretary	Term: Unlimited Served: since August 2011	Vice President and Counsel, State Street Bank and Trust Company (2007-present)*; Legal Analyst, Verizon Communications (2004-2007).

CHAD C. HALLETT State Street Bank and Trust Company Four Copley Place, CPH03 Boston, MA 02116 1969	Treasurer	Term: Unlimited Served: since November 2010	Vice President, State Street Bank and Trust Company (2001-present)*.

MATTHEW FLAHERTY State Street Bank and Trust Company Four Copley Place, CPH03 Boston, MA 02116 1971	Assistant Treasurer	Term: Unlimited Served: since May 2005	Assistant Vice President, State Street Bank and Trust Company (1994-present)*.

316

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2012 (Unaudited)

		Term of	Principal
		Office and	Occupation(s)
Name, Address	Position(s)	Length of	During Past
and Year of Birth	with Funds	Time Served	5 Years

LAURA F. DELL State Street Bank and Trust Company Four Copley Place, CPH03 Boston, MA 02116 1964	Assistant Treasurer	Term: Unlimited Served: since November 2007	Vice President, State Street Bank and Trust Company (2002-present).*
JACQUELINE ANGELL SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1974	Chief Compliance Officer	Term: Unlimited Served: since February 2011	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2008-present); Director of Investment Adviser Oversight, Fidelity Investments (2006-2008).

*	Served in various capacities and/or with various affiliated entities during noted time period.

317

The SPDR® Family of Exchange Traded Funds

The following is a list of SPDR ETFs being offered, along with their respective exchange trading symbols. Please call 1-866-787-2257 to obtain a prospectus for any SPDR ETF. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

SPDR Series Trust

SPDR Dow Jones Total Market ETF (TMW)
SPDR Dow Jones Large Cap ETF (ELR)
SPDR S&P 500 Growth ETF (SPYG)
SPDR S&P 500 Value ETF (SPYV)
SPDR Dow Jones Mid Cap ETF (EMM)
SPDR S&P 400 Mid Cap Growth ETF (MDYG)
SPDR S&P 400 Mid Cap Value ETF (MDYV)
SPDR S&P 600 Small Cap ETF (SLY)
SPDR S&P 600 Small Cap Growth ETF (SLYG)
SPDR S&P 600 Small Cap Value ETF (SLYV)
SPDR Global Dow ETF (DGT)
SPDR Dow Jones REIT ETF (RWR)
SPDR S&P Bank ETF (KBE)
SPDR S&P Capital Markets ETF (KCE)
SPDR S&P Insurance ETF (KIE)
SPDR S&P Mortgage Finance ETF (KME)
SPDR S&P Regional Banking ETF (KRE)
SPDR Morgan Stanley Technology ETF (MTK)
SPDR S&P Dividend ETF (SDY)
SPDR S&P Aerospace & Defense ETF (XAR)
SPDR S&P Biotech ETF (XBI)
SPDR S&P Health Care Equipment ETF (XHE)
SPDR S&P Health Care Services ETF (XHS)
SPDR S&P Homebuilders ETF (XHB)
SPDR S&P Metals & Mining ETF (XME)
SPDR S&P Oil & Gas Equipment & Services ETF (XES)
SPDR S&P Oil & Gas Exploration & Production ETF (XOP)
SPDR S&P Pharmaceuticals ETF (XPH)
SPDR S&P Retail ETF (XRT)
SPDR S&P Semiconductor ETF (XSD)
SPDR S&P Software & Services ETF (XSW)
SPDR S&P Telecom ETF (XTL)
SPDR S&P Transportation ETF (XTN)
SPDR Wells Fargo Preferred Stock ETF (PSK)
SPDR Barclays Capital 1-3 Month T-Bill ETF (BIL)
SPDR Barclays Capital TIPS ETF (IPE)
SPDR Barclays Capital Short Term Treasury ETF (SST)
SPDR Barclays Capital Intermediate Term Treasury ETF (ITE)
SPDR Barclays Capital Long Term Treasury ETF (TLO)
SDPR Barclays Capital Short Term Corporate Bond ETF (SCPB)
SPDR Barclays Capital Intermediate Term Corporate Bond ETF (ITR)
SPDR Barclays Capital Long Term Corporate Bond ETF (LWC)
SPDR Barclays Capital Issuer Scored Corporate Bond ETF (CBND)
SPDR Barclays Capital Convertible Securities ETF (CWB)
SPDR Barclays Capital Mortgage Backed Bond ETF (MBG)
SPDR Barclays Capital Aggregate Bond ETF (LAG)
SPDR Nuveen Barclays Capital Municipal Bond ETF (TFI)
SPDR Nuveen Barclays Capital California Municipal Bond ETF (CXA)
SPDR Nuveen Barclays Capital New York Municipal Bond ETF (INY)
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF (SHM)
SPDR Nuveen S&P VRDO Municipal Bond ETF (VRD)
SPDR Nuveen S&P High Yield Municipal Bond ETF (HYMB)
SPDR Nuveen Barclays Capital Build America Bond ETF (BABS)
SPDR DB International Government Inflation-Protected Bond ETF (WIP)
SPDR Barclays Capital Short Term International Treasury Bond ETF (BWZ)
SPDR Barclays Capital International Treasury Bond ETF (BWX)
SPDR Barclays Capital International Corporate Bond ETF (IBND)
SPDR Barclays Capital Emerging Markets Local Bond ETF (EBND)
SPDR Barclays Capital High Yield Bond ETF (JNK)
SPDR Barclays Capital Short Term High Yield Bond ETF (SJNK)

SPDR Barclays Capital Investment Grade Floating Rate ETF (FLRN)
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF (EMCD)
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF (XOVR)

SPDR Index Shares Funds

SPDR STOXX Europe 50 ETF (FEU)
SPDR EURO STOXX 50 ETF (FEZ)
SPDR S&P Emerging Asia Pacific ETF (GMF)
SPDR S&P Small Cap Emerging Asia Pacific ETF (GMFS)
SPDR S&P Russia ETF (RBL)
SPDR S&P China ETF (GXC)
SPDR S&P Emerging Markets ETF (GMM)
SPDR S&P Emerging Markets Dividend ETF (EDIV)
SPDR S&P BRIC 40 ETF (BIK)
SPDR S&P Emerging Europe ETF (GUR)
SPDR S&P Emerging Latin America ETF (GML)
SPDR S&P Emerging Middle East & Africa ETF (GAF)
SPDR S&P World ex-US ETF (GWL)
SPDR S&P International Small Cap ETF (GWX)
SPDR Dow Jones International Real Estate ETF (RWX)
SPDR FTSE/Macquarie Global Infrastructure 100 ETF (GII)
SPDR S&P Global Natural Resources ETF (GNR)
SPDR MSCI ACWI ex-US ETF (CWI)
SPDR MSCI ACWI IMI ETF (ACIM)
SPDR MSCI EM 50 ETF (EMFT)
SPDR Russell/Nomura PRIME Japan ETF (JPP)
SPDR Russell/Nomura Small Cap Japan ETF (JSC)
SPDR S&P International Dividend ETF (DWX)
SPDR S&P International Mid Cap ETF (MDD)
SPDR S&P Emerging Markets Small Cap ETF (EWX)
SPDR Dow Jones Global Real Estate ETF (RWO)
SPDR S&P International Consumer Discretionary Sector ETF (IPD)
SPDR S&P International Consumer Staples Sector ETF (IPS)
SPDR S&P International Energy Sector ETF (IPW)
SPDR S&P International Financial Sector ETF (IPF)
SPDR S&P International Health Care Sector ETF (IRY)
SPDR S&P International Industrial Sector ETF (IPN)
SPDR S&P International Materials Sector ETF (IRV)
SPDR S&P International Technology Sector ETF (IPK)
SPDR S&P International Telecommunications Sector ETF (IST)
SPDR S&P International Utilities Sector ETF (IPU)

The Select Sectors SPDR Trust

The Consumer Discretionary Select Sector SPDR Fund (XLY)
The Consumer Staples Select Sector SPDR Fund (XLP)
The Energy Select Sector SPDR Fund (XLE)
The Financial Select Sector SPDR Fund (XLF)
The Health Care Select Sector SPDR Fund (XLV)
The Industrial Select Sector SPDR Fund (XLI)
The Materials Select Sector SPDR Fund (XLB)
The Technology Select Sector SPDR Fund (XLK)
The Utilities Select Sector SPDR Fund (XLU)

SSgA Active ETF Trust

SPDR SSgA Multi-Asset Real Return ETF (RLY)
SPDR SSgA Income Allocation ETF (INKM)
SPDR SSgA Global Allocation ETF (GAL)

SPDR Dow Jones Industrial Average ETF Trust (DIA)

SPDR S&P 500 ETF Trust (SPY)

State Street Global Markets, LLC, member FINRA, SIPC, is distributor for all investment portfolios of SPDR Series Trust, SPDR Index Shares Funds, and SSgA Active ETF Trust. ALPS Distributors, Inc., a registered broker-dealer, is distributor for SPDR S&P 500 ETF Trust (SPY) and SPDR Dow Jones Industrial Average ETF Trust (DIA), both unit investment trusts, and all investment portfolios of The Select Sector SPDR Trust.

SPDR Series Trust
trustees
Bonny E. Boatman
Dwight D. Churchill
David M. Kelly
Frank Nesvet, Chairman
James E. Ross
Carl G. Verboncoeur
officers
James E. Ross, President
Ellen M. Needham, Vice President
Michael P. Riley, Vice President
Chad C. Hallett, Treasurer
Matthew W. Flaherty, Assistant Treasurer
Laura F. Dell, Assistant Treasurer
Ryan M. Louvar, Secretary
Mark E. Tuttle, Assistant Secretary
Scott E. Habeeb, Assistant Secretary
Jacqueline Angell, Chief Compliance Officer
investment manager
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, MA 02111
distributor
State Street Global Markets, LLC
One Lincoln Street
Boston, MA 02111
custodian, administrator and transfer agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
legal counsel
Bingham McCutchen LLP
2020 K Street, NW
Washington, DC 20006
independent registered public accounting firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
Fund Shares are distributed by State Street Global Markets, LLC, a wholly-owned subsidiary of State Street Corporation.
State Street Global Markets, LLC; member FINRA, SIPC.
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com Please read the prospectus carefully before you invest.

State Street Global Advisors State Street Financial Center One Lincoln Street Boston, MA 02111 ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETFs net asset value. Brokerage commissions and ETF expenses will reduce returns. “SPDR” is a registered trademark of Standard & Poor Financial Services LLC (“S&P”) and has been licensed for use by State Street Corporation. No financial product offered by State Street Corporation or its affiliates is sponsored, endorsed, sold or promoted by S&P or its Affiliates, and S&P and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding units/shares in such products. Further limitations and important information that could affect investors’ rights are described in the prospectus for the applicable product. Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. Certain State Street affiliates provide services and receive fees from the SPDR ETFs. ALPS Distributors, Inc., a registered broker-dealer, is distributor for SPDR S&P 500, SPDR S&P MidCap 400 and SPDR Dow Jones Industrial Average, all unit investment trusts, and Select Sector SPDRs. ALPS Distributors, Inc. is not affiliated with State Street Global Markets, LLC. Before investing, consider the fund’s investment objectives, risks, charges and expenses. To obtain a prospectus or summary prospectus which contains this and other information, call 866.787.2257 or visit www.spdrs.com. Read it carefully. SPDREQTYFDSAR IBG-6859 For more complete information, please call 866.787.2257 or visit www.spdrs.com today

SPDR® Series Trust — Fixed Income Funds Annual Report June 30, 2012

TABLE OF CONTENTS

President’s Letter to Shareholders	1
Performance & Portfolio Summary
SPDR Barclays Capital 1-3 Month T-Bill ETF (BIL)	2
SPDR Barclays Capital TIPS ETF (IPE)	7
SPDR Barclays Capital Short Term Treasury ETF (SST)	12
SPDR Barclays Capital Intermediate Term Treasury ETF (ITE)	17
SPDR Barclays Capital Long Term Treasury ETF (TLO)	22
SDPR Barclays Capital Short Term Corporate Bond ETF (SCPB)	27
SPDR Barclays Capital Intermediate Term Corporate Bond ETF (ITR)	32
SPDR Barclays Capital Long Term Corporate Bond ETF (LWC)	37
SPDR Barclays Capital Issuer Scored Corporate Bond ETF (CBND)	42
SPDR Barclays Capital Convertible Securities ETF (CWB)	46
SPDR Barclays Capital Mortgage Backed Bond ETF (MBG)	51
SPDR Barclays Capital Aggregate Bond ETF (LAG)	55
SPDR Nuveen Barclays Capital Municipal Bond ETF (TFI)	60
SPDR Nuveen Barclays Capital California Municipal Bond ETF (CXA)	64
SPDR Nuveen Barclays Capital New York Municipal Bond ETF (INY)	68
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF (SHM)	72
SPDR Nuveen S&P VRDO Municipal Bond ETF (VRD)	76
SPDR Nuveen S&P High Yield Municipal Bond ETF (HYMB)	80
SPDR Nuveen Barclays Capital Build America Bond ETF (BABS)	84
SPDR DB International Government Inflation-Protected Bond ETF (WIP)	89
SPDR Barclays Capital Short Term International Treasury Bond ETF (BWZ)	93
SPDR Barclays Capital International Treasury Bond ETF (BWX)	98
SPDR Barclays Capital International Corporate Bond ETF (IBND)	103
SPDR Barclays Capital Emerging Markets Local Bond ETF (EBND)	107
SPDR Barclays Capital High Yield Bond ETF (JNK)	112
SPDR Barclays Capital Short Term High Yield Bond ETF (SJNK)	117
SPDR Barclays Capital Investment Grade Floating Rate ETF (FLRN)	120
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF (EMCD)	125
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF (XOVR)	126
Schedules of Investments
SPDR Barclays Capital 1-3 Month T-Bill ETF (BIL)	127
SPDR Barclays Capital TIPS ETF (IPE)	128
SPDR Barclays Capital Short Term Treasury ETF (SST)	129
SPDR Barclays Capital Intermediate Term Treasury ETF (ITE)	131
SPDR Barclays Capital Long Term Treasury ETF (TLO)	133
SDPR Barclays Capital Short Term Corporate Bond ETF (SCPB)	134
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	144
SPDR Barclays Capital Long Term Corporate Bond ETF	158
SPDR Barclays Capital Issuer Scored Corporate Bond ETF (CBND)	167
SPDR Barclays Capital Convertible Securities ETF (CWB)	177

SPDR Barclays Capital Mortgage Backed Bond ETF (MBG)	180
SPDR Barclays Capital Aggregate Bond ETF (LAG)	181
SPDR Nuveen Barclays Capital Municipal Bond ETF (TFI)	195
SPDR Nuveen Barclays Capital California Municipal Bond ETF (CXA)	203
SPDR Nuveen Barclays Capital New York Municipal Bond ETF (INY)	206
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF (SHM)	208
SPDR Nuveen S&P VRDO Municipal Bond ETF (VRD)	216
SPDR Nuveen S&P High Yield Municipal Bond ETF (HYMB)	218
SPDR Nuveen Barclays Capital Build America Bond ETF (BABS)	222
SPDR DB International Government Inflation-Protected Bond ETF (WIP)	226
SPDR Barclays Capital Short Term International Treasury Bond ETF (BWZ)	228
SPDR Barclays Capital International Treasury Bond ETF (BWX)	231
SPDR Barclays Capital International Corporate Bond ETF (IBND)	236
SPDR Barclays Capital Emerging Markets Local Bond ETF (EBND)	243
SPDR Barclays Capital High Yield Bond ETF (JNK)	247
SPDR Barclays Capital Short Term High Yield Bond ETF (SJNK)	253
SPDR Barclays Capital Investment Grade Floating Rate ETF (FLRN)	259
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF (EMCD)	262
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF (XOVR)	265
Financial Statements	268
Financial Highlights	292
Notes to Financial Statements	308
Report of Independent Registered Public Accounting Firm	332
Other Information	333

President’s Letter to Shareholders

Dear Shareholders,

The global recovery continued this year, but in an inconsistent and unpredictable, two steps forward and one step back fashion. After action from the European Central Bank and general economic resilience resulted in a solid first quarter in 2012, crippling debt pushing more European countries into recession, continued high unemployment in the United States, and weak industrial production in China prompted markets to retreat in April and May. Then the Standard & Poor’s 500 Index posted its biggest June rally since 1999. Yet, with turmoil from the eurozone debt crisis continuing to unfold and the U.S approaching a fiscal cliff amid a too-close-to-call presidential election, sustainable global growth may remain elusive.

In such an uncertain economic environment, investors are increasingly interested in taking a more active role in controlling risk and pursuing opportunities. With this in mind, the inherent benefits of Exchange Traded Funds (ETFs) — transparency, low costs, and liquidity — have become more important to investors seeking to more precisely position their portfolios.

As part of our continued commitment to provide the products you need to help achieve your investment goals, whether your focus is on income, capital preservation or growth, State Street Global Advisors launched a number of new SPDR ETFs since July 2011, including the following:

New Equity SPDRs

To enable investors to more precisely target sectors of the market, new equity funds include the SPDR S&P Aerospace & Defense ETF (Ticker Symbol: XAR), the SPDR S&P Health Care Services ETF (Ticker Symbol: XAR) and the SPDR S&P Software & Services ETF (Ticker Symbol: XSW).

New Fixed Income SPDRs

The SPDR Barclays Capital Investment Grade Floating Rate ETF (Ticker Symbol: FLRN) offers exposure to the one-month to 5-years segment of investment grade floating rate notes. The SPDR Barclays Capital Short Term Treasury ETF (Ticker Symbol: SST) is designed to track the 1-5 year segment of the U.S. treasury market while the SPDR Barclays Capital Short Term High Yield Bond ETF (Ticker Symbol: SJNK) provides exposure to high yield bonds with less than 5 years to maturity. The SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF (Ticker Symbol: EMCD) provides exposure to U.S. dollar-denominated emerging market corporate debt while the SPDR BofA Merrill Lynch Crossover Corporate Bond ETF (Ticker Symbol: XOVR) is designed to track U.S. corporate bonds that are at the crossover point between investment grade and high yield.

We take great pride in these new additions to our SPDR family. You will find additional information on the SPDR Series Trust Exchange Traded Funds, including Management’s Discussion of Fund Performance, in the enclosed June 30, 2012 Annual Report.

On behalf of the SPDR Series Trust, I thank you for your continued support.

Sincerely,

James Ross
President

SPDR Barclays Capital 1-3 Month T-Bill ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital 1-3 Month T-Bill ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the 1-3 month sector of the United States Treasury Bill market. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was −0.08%, and the total return for the Barclays Capital 1-3 Month U.S. Treasury Bill Index (the “Index”) was 0.04%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential between the Fund and the Index is largely due to the expenses of managing the Fund.

Most US fixed income indices (and most fixed income securities for that matter) trade in relation to US Treasury securities. Therefore, when explaining the returns of fixed income sectors, the best place to begin is to look at the performance of US Treasuries. During the Reporting Period, Treasuries rallied (increased in value) across the maturity spectrum mainly for four reasons. First, the downgrading of the US credit rating by Standard & Poor’s in August of 2011 (combined with the US debt ceiling debate) added significant uncertainty to the outlook for credit ratings of all entities and supported Treasuries which are seen to have the least principal risk of all bonds. Second, the US Federal Reserve (the “Fed”) continued to support the capital markets with unconventional methods. The Fed announced Operation Twist (which constitutes buying long Treasuries and selling short Treasuries) and stated their intentions to maintain short-term interest rates at current levels through late 2014. This was the first time that the Fed placed a clear timetable on their “easy money” policies. Third, the European crisis increased in intensity as Greece defaulted on existing debt and Spain and Italy moved to the forefront of investor’s concerns. Lastly, US economic data was inconsistent across the Reporting Period. During the Fall of 2011, data proved weaker than expected (leading to the Fed actions). During the first quarter of 2012, economic data was stronger than expected as employment data surged. However, the second quarter of 2012 saw a return to choppier employment and manufacturing data. As stated above, these factors resulted in higher government bond prices and lower interest rates as investors sought safety and took their cues from the Federal Reserve.

As with most Treasury rallies that occur due to a flight to quality, spread product (corporate bonds, agency bonds, mortgage-backed bonds) rallied in price but not as much as Treasuries of similar duration. Part of the reason is that investors preferred the safety of the Treasury bonds versus the higher yield but greater credit risk of non-Treasury securities. In the case of mortgage-backed securities, as interest rates drop, the mortgages that back the bonds are more prone to refinancing making the bonds more callable. This dynamic inhibits the price of mortgage-backed bonds from increasing in price as much as Treasuries during rallies. One sector within the spread product universe that did outperform Treasuries was below investment grade corporate bonds or high yield bonds. With interest rates at generational lows during much of the Reporting Period, investors felt compelled to maintain or increase their allocations to high yield corporate bonds. Default rates on these bonds remain very low by historical standards and investors felt a need to increase the yield profile of their bond portfolios.

Demand for short-dated Treasuries remained robust during the Reporting Period, as volatility and uncertainty in other asset classes provoked a flight to Treasury securities. The European crisis and the uncertainty over the direction of the U.S. economy combined to suppress demand for riskier assets such as equities in favor of the safety of short dated U.S. Treasuries. In particular, some traditional money market investors continue to shy away from any products with exposure to financial institutions in favor of Treasury Bills.

SPDR Barclays Capital 1-3 Month T-Bill ETF —
Management’s Discussion of Fund Performance (continued)

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR Barclays Capital 1-3 Month T-Bill ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/25/07, 5/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital 1-3 Month T-Bill ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.1345%.

PERFORMANCE AS OF JUNE 30, 2012

		CUMULATIVE TOTAL RETURN		AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
	NET ASSET	MARKET	1-3 MONTH U.S.	NET ASSET	MARKET	1-3 MONTH U.S.
	VALUE	VALUE	TREASURY BILL INDEX	VALUE	VALUE	TREASURY BILL INDEX

ONE YEAR	−0.08%	−0.10%	0.04%	−0.08%	−0.10%	0.04%

THREE YEARS	−0.05%	−0.12%	0.30%	−0.02%	−0.04%	0.10%

FIVE YEARS	3.94%	3.88%	4.42%	0.78%	0.76%	0.87%

SINCE INCEPTION (1)	4.45%	4.43%	4.92%	0.86%	0.85%	0.93%

(1)	For the period May 25, 2007 to June 30, 2012.

SPDR Barclays Capital 1-3 Month T-Bill ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Barclays Capital 1-3 Month T-Bill ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	U.S. TREASURY	U.S. TREASURY	U.S. TREASURY	U.S. TREASURY	U.S. TREASURY
DESCRIPTION	BILL, 0.07%, 8/23/2012	BILL, 0.08%, 9/20/2012	BILL, 0.06%, 8/9/2012	BILL, 0.06%, 8/16/2012	BILL, 0.07%, 8/30/2012

MARKET VALUE	$222,416,271	222,393,462	157,764,309	157,762,923	157,758,856

% OF NET ASSETS	14.4	14.4	10.2	10.2	10.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

	PERCENT OF
	NET ASSETS

U.S. Treasury Obligations	100.0%
Short Term Investments	0.0	**
Other Assets & Liabilities	0.0	**

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.
**	Amount represents less than 0.05% of net assets.

SPDR Barclays Capital TIPS ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital TIPS ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the inflation protected sector of the United States Treasury market. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was 12.03%, and the total return for the Barclays U.S. Government Inflation-Linked Bond Index (the “Index”) was 12.24%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can largely be attributed to the expenses of managing the fund.

Most US fixed income indices (and most fixed income securities for that matter) trade in relation to US Treasury securities. Therefore, when explaining the returns of fixed income sectors, the best place to begin is to look at the performance of US Treasuries. During the Reporting Period, Treasuries rallied (increased in value) across the maturity spectrum mainly for four reasons. First, the downgrading of the US credit rating by Standard & Poor’s in August of 2011 (combined with the US debt ceiling debate) added significant uncertainty to the outlook for credit ratings of all entities and supported Treasuries which are seen to have the least principal risk of all bonds. Second, the US Federal Reserve (the “Fed”) continued to support the capital markets with unconventional methods. The Fed announced Operation Twist (which constitutes buying long Treasuries and selling short Treasuries) and stated their intentions to maintain short-term interest rates at current levels through late 2014. This was the first time that the Fed placed a clear timetable on their “easy money” policies. Third, the European crisis increased in intensity as Greece defaulted on existing debt and Spain and Italy moved to the forefront of investor’s concerns. Lastly, US economic data was inconsistent across the Reporting Period. During the Fall of 2011, data proved weaker than expected (leading to the Fed actions). During the first quarter of 2012, economic data was stronger than expected as employment data surged. However, the second quarter of 2012 saw a return to choppier employment and manufacturing data. As stated above, these factors resulted in higher government bond prices and lower interest rates as investors sought safety and took their cues from the Federal Reserve.

As with most Treasury rallies that occur due to a flight to quality, spread product (corporate bonds, agency bonds, mortgage-backed bonds) rallied in price but not as much as Treasuries of similar duration. Part of the reason is that investors preferred the safety of the Treasury bonds versus the higher yield but greater credit risk of non-Treasury securities. In the case of mortgage-backed securities, as interest rates drop, the mortgages that back the bonds are more prone to refinancing making the bonds more callable. This dynamic inhibits the price of mortgage-backed bonds from increasing in price as much as Treasuries during rallies. One sector within the spread product universe that did outperform Treasuries was below investment grade corporate bonds or high yield bonds. With interest rates at generational lows during much of the Reporting Period, investors felt compelled to maintain or increase their allocations to high yield corporate bonds. Default rates on these bonds remain very low by historical standards and investors felt a need to increase the yield profile of their bond portfolios.

The performance story for the TIPS sector during the Reporting Period was the aggressive move of real interest rates into negative territory. The real yield for the Index was modestly positive during the first half of 2011. However, the bid for US Treasury debt took the real yield to approximately −0.75% during the first quarter of 2012 before ending June 2012 around −0.50%. The same dynamic can be observed in the yields on nominal Treasuries which traded well below the inflation rate during the same time period.

SPDR Barclays Capital TIPS ETF —
Management’s Discussion of Fund Performance (continued)

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR Barclays Capital Tips ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/25/07, 5/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital TIPS ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.1845%.

PERFORMANCE AS OF JUNE 30, 2012

		CUMULATIVE TOTAL RETURN		AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS U.S.			BARCLAYS U.S.
			GOVERNMENT			GOVERNMENT
	NET ASSET	MARKET	INFLATION-LINKED	NET ASSET	MARKET	INFLATION-LINKED
	VALUE	VALUE	BOND INDEX	VALUE	VALUE	BOND INDEX

ONE YEAR	12.03%	12.12%	12.24%	12.03%	12.12%	12.24%

THREE YEARS	31.73%	31.82%	32.50%	9.62%	9.64%	9.83%

FIVE YEARS	49.76%	49.92%	50.75%	8.41%	8.44%	8.55%

SINCE INCEPTION (1)	49.36%	49.45%	50.44%	8.18%	8.20%	8.22%

(1)	For the period May 25, 2007 to June 30, 2012.

SPDR Barclays Capital Tips ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Barclays Capital Tips ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	TREASURY INFLATION	TREASURY INFLATION	TREASURY INFLATION	TREASURY INFLATION	TREASURY INFLATION
	PROTECTED INDEXED	PROTECTED INDEXED	PROTECTED INDEXED	PROTECTED INDEXED	PROTECTED INDEXED
DESCRIPTION	BOND, 2.38%, 1/15/2025	BOND, 0.13%, 1/15/2022	NOTE, 1.13%, 1/15/2021	BOND, 3.88%, 4/15/2029	NOTE, 0.13%, 4/15/2016

MARKET VALUE	$36,748,597	36,251,344	36,248,536	35,930,094	33,975,725

% OF NET ASSETS	5.0	4.9	4.9	4.9	4.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

U.S. Treasury Obligations	99.3%
Short Term Investments	4.3
Other Assets & Liabilities	(3.6)

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

SPDR Barclays Capital Short Term Treasury Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital Short Term Treasury Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term (1-5 year remaining maturity) fixed rate, Treasury bond market. In seeking this objective, the Fund uses a replication strategy.

For the period since the Fund’s inception (November 30, 2011) through June 30, 2012 (the “Reporting Period”), the total return for the Fund was 0.49%, and the total return for the Barclays Capital 1-5 Year Treasury Index (the “Index”) was 0.58%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. Security sampling was the primary reason for the performance deviation.

Most US fixed income indices (and most fixed income securities for that matter) trade in relation to US Treasury securities. Therefore, when explaining the returns of fixed income sectors, the best place to begin is to look at the performance of US Treasuries. During the Reporting Period, Treasuries rallied (increased in value) across the maturity spectrum mainly for four reasons. First, the downgrading of the US credit rating by Standard & Poor’s in August of 2011 (combined with the US debt ceiling debate) added significant uncertainty to the outlook for credit ratings of all entities and supported Treasuries which are seen to have the least principal risk of all bonds. Second, the US Federal Reserve (the “Fed”) continued to support the capital markets with unconventional methods. The Fed announced Operation Twist (which constitutes buying long Treasuries and selling short Treasuries) and stated their intentions to maintain short-term interest rates at current levels through late 2014. This was the first time that the Fed placed a clear timetable on their “easy money” policies. Third, the European crisis increased in intensity as Greece defaulted on existing debt and Spain and Italy moved to the forefront of investor’s concerns. Lastly, US economic data was inconsistent across the Reporting Period. During the Fall of 2011, data proved weaker than expected (leading to the Fed actions). During the first quarter of 2012, economic data was stronger than expected as employment data surged. However, the second quarter of 2012 saw a return to choppier employment and manufacturing data. As stated above, these factors resulted in higher government bond prices and lower interest rates as investors sought safety and took their cues from the Federal Reserve.

As with most Treasury rallies that occur due to a flight to quality, spread product (corporate bonds, agency bonds, mortgage-backed bonds) rallied in price but not as much as Treasuries of similar duration. Part of the reason is that investors preferred the safety of the Treasury bonds versus the higher yield but greater credit risk of non-Treasury securities. In the case of mortgage-backed securities, as interest rates drop, the mortgages that back the bonds are more prone to refinancing making the bonds more callable. This dynamic inhibits the price of mortgage-backed bonds from increasing in price as much as Treasuries during rallies. One sector within the spread product universe that did outperform Treasuries was below investment grade corporate bonds or high yield bonds. With interest rates at generational lows during much of the Reporting Period, investors felt compelled to maintain or increase their allocations to high yield corporate bonds. Default rates on these bonds remain very low by historical standards and investors felt a need to increase the yield profile of their bond portfolios.

The US Treasury market was the beneficiary of a general flight to quality during the Reporting Period in spite of the fact that Standard & Poor’s downgraded the credit rating of the US in August of 2011. The yield-to-worst of the Index decreased by almost half from the end of June 2011 to end of June 2012. Yields on the 2-Year US Treasury Notes reached an all-time low in September, 2011. The combination of the European crisis and weak job growth in the US has led investors to buy Treasury debt even though the prevailing yields are below that of inflation.

SPDR Barclays Capital Short Term Treasury Bond ETF —
Management’s Discussion of Fund Performance (continued)

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR Barclays Capital Short Term Treasury ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/30/11, 12/1/11, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital Short Term Treasury ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.1200%.

PERFORMANCE AS OF JUNE 30, 2012

		CUMULATIVE TOTAL RETURN		AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
	NET ASSET	MARKET	1-5 YEAR U.S.	NET ASSET	MARKET	1-5 YEAR U.S.
	VALUE	VALUE	TREASURY INDEX	VALUE	VALUE	TREASURY INDEX

SINCE INCEPTION (1)	0.49%	0.27%	0.58%	N/A	N/A	N/A

(1)	For the period November 30, 2011 to June 30, 2012.

SPDR Barclays Capital Short Term Treasury ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Barclays Capital Short Term Treasury ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	U.S. TREASURY NOTE,	U.S. TREASURY NOTE,	U.S. TREASURY NOTE,	U.S. TREASURY NOTE,	U.S. TREASURY NOTE,
DESCRIPTION	2.50%, 3/31/2015	2.38%, 2/28/2015	2.63%, 12/31/2014	2.38%, 9/30/2014	2.25%, 1/31/2015

MARKET VALUE	$82,488	79,982	73,928	73,188	71,262

% OF NET ASSETS	1.4	1.3	1.2	1.2	1.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

U.S. Treasury Obligations	99.2%
Short Term Investments	0.8
Other Assets & Liabilities	0.0 **

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

SPDR Barclays Capital Intermediate Term Treasury Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital Intermediate Term Treasury Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the intermediate-term (3-10 year remaining maturity) fixed rate, Treasury bond market. In seeking this objective, the Fund uses a replicating strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was 5.30%, and the total return for the Barclays Capital Intermediate Term Treasury Index (the “Index”) was 5.40%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. Sampling of risk exposures coupled with trading costs over the period produced monthly performance differential volatility of seven basis points.

Most US fixed income indices (and most fixed income securities for that matter) trade in relation to US Treasury securities. Therefore, when explaining the returns of fixed income sectors, the best place to begin is to look at the performance of US Treasuries. During the Reporting Period, Treasuries rallied (increased in value) across the maturity spectrum mainly for four reasons. First, the downgrading of the US credit rating by Standard & Poor’s in August of 2011 (combined with the US debt ceiling debate) added significant uncertainty to the outlook for credit ratings of all entities and supported Treasuries which are seen to have the least principal risk of all bonds. Second, the US Federal Reserve (the “Fed”) continued to support the capital markets with unconventional methods. The Fed announced Operation Twist (which constitutes buying long Treasuries and selling short Treasuries) and stated their intentions to maintain short-term interest rates at current levels through late 2014. This was the first time that the Fed placed a clear timetable on their “easy money” policies. Third, the European crisis increased in intensity as Greece defaulted on existing debt and Spain and Italy moved to the forefront of investor’s concerns. Lastly, US economic data was inconsistent across the Reporting Period. During the Fall of 2011, data proved weaker than expected (leading to the Fed actions). During the first quarter of 2012, economic data was stronger than expected as employment data surged. However, the second quarter of 2012 saw a return to choppier employment and manufacturing data. As stated above, these factors resulted in higher government bond prices and lower interest rates as investors sought safety and took their cues from the Federal Reserve.

As with most Treasury rallies that occur due to a flight to quality, spread product (corporate bonds, agency bonds, mortgage-backed bonds) rallied in price but not as much as Treasuries of similar duration. Part of the reason is that investors preferred the safety of the Treasury bonds versus the higher yield but greater credit risk of non-Treasury securities. In the case of mortgage-backed securities, as interest rates drop, the mortgages that back the bonds are more prone to refinancing making the bonds more callable. This dynamic inhibits the price of mortgage-backed bonds from increasing in price as much as Treasuries during rallies. One sector within the spread product universe that did outperform Treasuries was below investment grade corporate bonds or high yield bonds. With interest rates at generational lows during much of the Reporting Period, investors felt compelled to maintain or increase their allocations to high yield corporate bonds. Default rates on these bonds remain very low by historical standards and investors felt a need to increase the yield profile of their bond portfolios.

The US Treasury market was the beneficiary of a general flight to quality during the Reporting Period in spite of the fact that Standard & Poor’s downgraded the credit rating of the US in August of 2011. The yield-to-worst of the Index decreased from 1.34% at the end of June 2011 to 0.65% at the end of June 2012. Yields on the 10-Year US Treasury Note reached an all-time low (at the time) of 1.45% on June 1, 2012. The combination of Operation Twist (whereby the Federal Reserve buys long date Treasury debt and sells

SPDR Barclays Capital Intermediate Term Treasury Bond ETF —
Management’s Discussion of Fund Performance (continued)

short date debt) with the European crisis and weak job growth in the US have led investors to buy Treasury debt even though the prevailing yields are below that of inflation.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR Barclays Capital Intermediate Term Treasury ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/23/07, 5/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital Intermediate Term Treasury ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.1345%.

PERFORMANCE AS OF JUNE 30, 2012

		CUMULATIVE TOTAL RETURN		AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
	NET ASSET	MARKET	INTERMEDIATE U.S.	NET ASSET	MARKET	INTERMEDIATE U.S.
	VALUE	VALUE	TREASURY INDEX	VALUE	VALUE	TREASURY INDEX

ONE YEAR	5.30%	5.21%	5.40%	5.30%	5.21%	5.40%

THREE YEARS	14.24%	14.12%	14.59%	4.54%	4.50%	4.64%

FIVE YEARS	33.13%	33.08%	33.48%	5.89%	5.88%	5.94%

SINCE INCEPTION (1)	33.12%	33.09%	33.57%	5.76%	5.76%	5.76%

(1)	For the period May 23, 2007 to June 30, 2012.

SPDR Barclays Capital Intermediate Term Treasury ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Barclays Capital Intermediate Term Treasury ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	U.S. TREASURY NOTE,	U.S. TREASURY NOTE,	U.S. TREASURY NOTE,	U.S. TREASURY NOTE,	U.S. TREASURY NOTE,
DESCRIPTION	3.63%, 2/15/2020	2.63%, 11/15/2020	2.13%, 8/15/2021	3.38%, 11/15/2019	3.50%, 5/15/2020

MARKET VALUE	$3,083,344	2,623,504	2,207,457	2,169,394	2,150,527

% OF NET ASSETS	1.6	1.3	1.1	1.1	1.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

U.S. Treasury Obligations	99.3%
Short Term Investments	7.5
Other Assets & Liabilities	(6.8)

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

SPDR Barclays Capital Long Term Treasury Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital Long Term Treasury Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the long-term (10+ year remaining maturity) fixed rate, Treasury bond market. In seeking this objective, the Fund uses a replication strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was 32.03%, and the total return for the Barclays Capital Long Term Treasury Index (the “Index”) was 32.26%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. Sampling of risk exposures coupled with trading costs over the Reporting Period produced monthly performance differential volatility of approximately two basis points.

Most US fixed income indices (and most fixed income securities for that matter) trade in relation to US Treasury securities. Therefore, when explaining the returns of fixed income sectors, the best place to begin is to look at the performance of US Treasuries. During the Reporting Period, Treasuries rallied (increased in value) across the maturity spectrum mainly for four reasons. First, the downgrading of the US credit rating by Standard & Poor’s in August of 2011 (combined with the US debt ceiling debate) added significant uncertainty to the outlook for credit ratings of all entities and supported Treasuries which are seen to have the least principal risk of all bonds. Second, the US Federal Reserve (the “Fed”) continued to support the capital markets with unconventional methods. The Fed announced Operation Twist (which constitutes buying long Treasuries and selling short Treasuries) and stated their intentions to maintain short-term interest rates at current levels through late 2014. This was the first time that the Fed placed a clear timetable on their “easy money” policies. Third, the European crisis increased in intensity as Greece defaulted on existing debt and Spain and Italy moved to the forefront of investor’s concerns. Lastly, US economic data was inconsistent across the Reporting Period. During the Fall of 2011, data proved weaker than expected (leading to the Fed actions). During the first quarter of 2012, economic data was stronger than expected as employment data surged. However, the second quarter of 2012 saw a return to choppier employment and manufacturing data. As stated above, these factors resulted in higher government bond prices and lower interest rates as investors sought safety and took their cues from the Federal Reserve.

As with most Treasury rallies that occur due to a flight to quality, spread product (corporate bonds, agency bonds, mortgage-backed bonds) rallied in price but not as much as Treasuries of similar duration. Part of the reason is that investors preferred the safety of the Treasury bonds versus the higher yield but greater credit risk of non-Treasury securities. In the case of mortgage-backed securities, as interest rates drop, the mortgages that back the bonds are more prone to refinancing making the bonds more callable. This dynamic inhibits the price of mortgage-backed bonds from increasing in price as much as Treasuries during rallies. One sector within the spread product universe that did outperform Treasuries was below investment grade corporate bonds or high yield bonds. With interest rates at generational lows during much of the Reporting Period, investors felt compelled to maintain or increase their allocations to high yield corporate bonds. Default rates on these bonds remain very low by historical standards and investors felt a need to increase the yield profile of their bond portfolios.

The US Treasury market was the beneficiary of a general flight to quality during the Reporting Period in spite of the fact that Standard & Poor’s downgraded the credit rating of the US in August of 2011. The yield-to-worst of the Index decreased from 4.13% at the end of June 2011 to 2.52% at the end of June 2012. Yields on the 30-Year US Treasury Note reached an all-time low on June 1, 2012. The combination of Operation Twist (whereby the Federal Reserve buys long date Treasury debt and sells short date debt) with

SPDR Barclays Capital Long Term Treasury Bond ETF —
Management’s Discussion of Fund Performance (continued)

the European crisis and weak job growth in the US have led investors to buy Treasury debt even though the prevailing yields are below that of inflation.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR Barclays Capital Long Term Treasury ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/23/07, 5/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital Long Term Treasury ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.1345%.

PERFORMANCE AS OF JUNE 30, 2012

		CUMULATIVE TOTAL RETURN		AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
	NET ASSET	MARKET	LONG U.S. TREASURY	NET ASSET	MARKET	LONG U.S. TREASURY
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	32.03%	32.44%	32.26%	32.03%	32.44%	32.26%

THREE YEARS	45.96%	46.38%	46.47%	13.43%	13.54%	13.56%

FIVE YEARS	76.73%	77.28%	77.13%	12.06%	12.13%	12.11%

SINCE INCEPTION (1)	75.13%	75.54%	75.69%	11.60%	11.65%	11.77%

(1)	For the period May 23, 2007 to June 30, 2012.

SPDR Barclays Capital Long Term Treasury ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Barclays Capital Long Term Treasury ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	U.S. TREASURY BOND,	U.S. TREASURY BOND,	U.S. TREASURY BOND,	U.S. TREASURY BOND,	U.S. TREASURY BOND,
DESCRIPTION	3.75%, 8/15/2041	4.38%, 5/15/2040	4.25%, 11/15/2040	4.38%, 11/15/2039	3.13%, 2/15/2042

MARKET VALUE	$3,574,386	3,492,189	3,394,504	3,367,101	3,346,349

% OF NET ASSETS	5.5	5.4	5.2	5.2	5.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

U.S. Treasury Obligations	99.0%
Short Term Investments	2.8
Other Assets & Liabilities	(1.8)

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

SPDR Barclays Capital Short Term Corporate Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital Short Term Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was 1.63%, and the total return for the Barclays Capital U.S. 1-3 Year Corporate Bond Index (the “Index”) was 2.16%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. Security sampling and transaction costs were the material sources of performance deviation.

Most US fixed income indices (and most fixed income securities for that matter) trade in relation to US Treasury securities. Therefore, when explaining the returns of fixed income sectors, the best place to begin is to look at the performance of US Treasuries. During the Reporting Period, Treasuries rallied (increased in value) across the maturity spectrum mainly for four reasons. First, the downgrading of the US credit rating by Standard & Poor’s in August of 2011 (combined with the US debt ceiling debate) added significant uncertainty to the outlook for credit ratings of all entities and supported Treasuries which are seen to have the least principal risk of all bonds. Second, the US Federal Reserve (the “Fed”) continued to support the capital markets with unconventional methods. The Fed announced Operation Twist (which constitutes buying long Treasuries and selling short Treasuries) and stated their intentions to maintain short-term interest rates at current levels through late 2014. This was the first time that the Fed placed a clear timetable on their “easy money” policies. Third, the European crisis increased in intensity as Greece defaulted on existing debt and Spain and Italy moved to the forefront of investor’s concerns. Lastly, US economic data was inconsistent across the Reporting Period. During the Fall of 2011, data proved weaker than expected (leading to the Fed actions). During the first quarter of 2012, economic data was stronger than expected as employment data surged. However, the second quarter of 2012 saw a return to choppier employment and manufacturing data. As stated above, these factors resulted in higher government bond prices and lower interest rates as investors sought safety and took their cues from the Federal Reserve.

As with most Treasury rallies that occur due to a flight to quality, spread product (corporate bonds, agency bonds, mortgage-backed bonds) rallied in price but not as much as Treasuries of similar duration. Part of the reason is that investors preferred the safety of the Treasury bonds versus the higher yield but greater credit risk of non-Treasury securities. In the case of mortgage-backed securities, as interest rates drop, the mortgages that back the bonds are more prone to refinancing making the bonds more callable. This dynamic inhibits the price of mortgage-backed bonds from increasing in price as much as Treasuries during rallies. One sector within the spread product universe that did outperform Treasuries was below investment grade corporate bonds or high yield bonds. With interest rates at generational lows during much of the Reporting Period, investors felt compelled to maintain or increase their allocations to high yield corporate bonds. Default rates on these bonds remain very low by historical standards and investors felt a need to increase the yield profile of their bond portfolios.

Short term corporate bonds (as measured by the Index) posted relatively strong excess returns versus comparable duration Treasury securities. The risk premium over Treasuries of the Index did widen on the year as with most other credit asset classes. However, the widening of the risk premium was relatively moderate and wasn’t sufficient to offset the returns generated by coupon income.

SPDR Barclays Capital Short Term Corporate Bond ETF —
Management’s Discussion of Fund Performance (continued)

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR Barclays Capital Short Term Corporate Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (12/16/09, 12/17/09, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital Short Term Corporate Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.1245%.

PERFORMANCE AS OF JUNE 30, 2012

		CUMULATIVE TOTAL RETURN		AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
			U.S. 1-3 YEAR			U.S. 1-3 YEAR
	NET ASSET	MARKET	CORPORATE BOND	NET ASSET	MARKET	CORPORATE BOND
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	1.63%	1.68%	2.16%	1.63%	1.68%	2.16%

SINCE INCEPTION (1)	6.10%	6.45%	8.50%	2.36%	2.49%	3.21%

(1)	For the period December 16, 2009 to June 30, 2012.

SPDR Barclays Capital Short Term Corporate Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Barclays Capital Short Term Corporate Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	CITIGROUP, INC.,	FORD MOTOR CREDIT	JPMORGAN CHASE &	WELLS FARGO & CO.,	MORGAN STANLEY,
DESCRIPTION	5.00%, 9/15/2014	CO. LLC, 3.88%, 1/15/2015	CO., 1.88%, 3/20/2015	1.25%, 2/13/2015	4.75%, 4/1/2014

MARKET VALUE	$7,907,611	7,706,250	7,464,525	7,202,841	7,164,574

% OF NET ASSETS	0.7	0.7	0.7	0.7	0.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

Corporate Bonds & Notes	97.9%
Short Term Investments	3.4
Other Assets & Liabilities	(1.3)

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

SPDR Barclays Capital Intermediate Term Corporate Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital Intermediate Term Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the intermediate term (1-10 years) sector of the United States corporate bond market. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was 6.41%, and the total return for the Barclays Capital U.S. Intermediate Corporate Bond Index (the “Index”) was 6.65%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. Security sampling and transaction costs were the primary sources of the Fund’s performance deviation from the Index.

Most US fixed income indices (and most fixed income securities for that matter) trade in relation to US Treasury securities. Therefore, when explaining the returns of fixed income sectors, the best place to begin is to look at the performance of US Treasuries. During the Reporting Period, Treasuries rallied (increased in value) across the maturity spectrum mainly for four reasons. First, the downgrading of the US credit rating by Standard & Poor’s in August of 2011 (combined with the US debt ceiling debate) added significant uncertainty to the outlook for credit ratings of all entities and supported Treasuries which are seen to have the least principal risk of all bonds. Second, the US Federal Reserve (the “Fed”) continued to support the capital markets with unconventional methods. The Fed announced Operation Twist (which constitutes buying long Treasuries and selling short Treasuries) and stated their intentions to maintain short-term interest rates at current levels through late 2014. This was the first time that the Fed placed a clear timetable on their “easy money” policies. Third, the European crisis increased in intensity as Greece defaulted on existing debt and Spain and Italy moved to the forefront of investor’s concerns. Lastly, US economic data was inconsistent across the Reporting Period. During the Fall of 2011, data proved weaker than expected (leading to the Fed actions). During the first quarter of 2012, economic data was stronger than expected as employment data surged. However, the second quarter of 2012 saw a return to choppier employment and manufacturing data. As stated above, these factors resulted in higher government bond prices and lower interest rates as investors sought safety and took their cues from the Federal Reserve.

As with most Treasury rallies that occur due to a flight to quality, spread product (corporate bonds, agency bonds, mortgage-backed bonds) rallied in price but not as much as Treasuries of similar duration. Part of the reason is that investors preferred the safety of the Treasury bonds versus the higher yield but greater credit risk of non-Treasury securities. In the case of mortgage-backed securities, as interest rates drop, the mortgages that back the bonds are more prone to refinancing making the bonds more callable. This dynamic inhibits the price of mortgage-backed bonds from increasing in price as much as Treasuries during rallies. One sector within the spread product universe that did outperform Treasuries was below investment grade corporate bonds or high yield bonds. With interest rates at generational lows during much of the Reporting Period, investors felt compelled to maintain or increase their allocations to high yield corporate bonds. Default rates on these bonds remain very low by historical standards and investors felt a need to increase the yield profile of their bond portfolios.

The majority of the asset class’ total return (as represented by the Index) can be explained by the return of Treasuries. For the Reporting Period, the Index only generated modest returns in excess of comparable duration Treasuries as the spread of corporate bonds to Treasuries widened. Corporate bonds capital gains lagged the performance of Treasuries due in part to the European crisis, weaker U.S. economic data and Operation Twist whereby the Federal Reserve purchased longer maturity Treasuries and sold shorter maturity securities. While intermediate corporate bonds underperformed Treasuries in terms of principal

SPDR Barclays Capital Intermediate Term Corporate Bond ETF —
Management’s Discussion of Fund Performance (continued)

appreciation, the extra coupon income provided by the corporate securities was enough to generate marginal overall excess returns for corporates versus comparable duration Treasuries.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR Barclays Capital Intermediate Term Corporate Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/10/09, 2/11/09, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital Intermediate Term Corporate Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.1500%.

PERFORMANCE AS OF JUNE 30, 2012

		CUMULATIVE TOTAL RETURN		AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
			U.S. INTERMEDIATE			U.S. INTERMEDIATE
	NET ASSET	MARKET	CORPORATE BOND	NET ASSET	MARKET	CORPORATE BOND
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR (1)	6.41%	6.62%	6.65%	6.41%	6.62%	6.65%

THREE YEARS	25.84%	24.80%	29.65%	7.96%	8.40%	9.04%

SINCE INCEPTION (1) (2)	29.43%	30.35%	39.50%	7.91%	8.14%	10.25%

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the Barclays Capital U.S. Intermediate Corporate Bond Index from the Barclays Capital U.S. Intermediate Credit Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to December 17, 2010.
(2)	For the period February 10, 2009 to June 30, 2012.

SPDR Barclays Capital Intermediate Term Corporate Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the Barclays Capital U.S. Intermediate Corporate Bond Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index, for periods prior to December 17, 2010.

SPDR Barclays Capital Intermediate Term Corporate Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

					AMERICAN
	MERRILL LYNCH &		THE GOLDMAN SACHS		INTERNATIONAL
	CO., INC.,	MORGAN STANLEY,	GROUP, INC.,	AMERICAN EXPRESS CO.,	GROUP, INC.,
DESCRIPTION	6.88%, 4/25/2018	3.45%, 11/2/2015	5.95%, 1/18/2018	7.25%, 5/20/2014	5.85%, 1/16/2018

MARKET VALUE	$1,842,375	1,453,712	1,386,342	1,375,451	1,267,995

% OF NET ASSETS	0.7	0.5	0.5	0.5	0.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

Corporate Bonds & Notes	97.5%
Short Term Investments	6.2
Other Assets & Liabilities	(3.7)

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

SPDR Barclays Capital Long Term Corporate Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital Long Term Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the long term (10+ years) sector of the United States corporate bond market. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was 18.04%, and the total return for the Barclays Capital U.S. Long Term Corporate Bond Index (the “Index”) was 18.74%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. Security sampling and transaction costs were the material sources of performance deviation.

Most US fixed income indices (and most fixed income securities for that matter) trade in relation to US Treasury securities. Therefore, when explaining the returns of fixed income sectors, the best place to begin is to look at the performance of US Treasuries. During the Reporting Period, Treasuries rallied (increased in value) across the maturity spectrum mainly for four reasons. First, the downgrading of the US credit rating by Standard & Poor’s in August of 2011 (combined with the US debt ceiling debate) added significant uncertainty to the outlook for credit ratings of all entities and supported Treasuries which are seen to have the least principal risk of all bonds. Second, the US Federal Reserve (the “Fed”) continued to support the capital markets with unconventional methods. The Fed announced Operation Twist (which constitutes buying long Treasuries and selling short Treasuries) and stated their intentions to maintain short-term interest rates at current levels through late 2014. This was the first time that the Fed placed a clear timetable on their “easy money” policies. Third, the European crisis increased in intensity as Greece defaulted on existing debt and Spain and Italy moved to the forefront of investor’s concerns. Lastly, US economic data was inconsistent across the Reporting Period. During the Fall of 2011, data proved weaker than expected (leading to the Fed actions). During the first quarter of 2012, economic data was stronger than expected as employment data surged. However, the second quarter of 2012 saw a return to choppier employment and manufacturing data. As stated above, these factors resulted in higher government bond prices and lower interest rates as investors sought safety and took their cues from the Federal Reserve.

As with most Treasury rallies that occur due to a flight to quality, spread product (corporate bonds, agency bonds, mortgage-backed bonds) rallied in price but not as much as Treasuries of similar duration. Part of the reason is that investors preferred the safety of the Treasury bonds versus the higher yield but greater credit risk of non-Treasury securities. In the case of mortgage-backed securities, as interest rates drop, the mortgages that back the bonds are more prone to refinancing making the bonds more callable. This dynamic inhibits the price of mortgage-backed bonds from increasing in price as much as Treasuries during rallies. One sector within the spread product universe that did outperform Treasuries was below investment grade corporate bonds or high yield bonds. With interest rates at generational lows during much of the Reporting Period, investors felt compelled to maintain or increase their allocations to high yield corporate bonds. Default rates on these bonds remain very low by historical standards and investors felt a need to increase the yield profile of their bond portfolios.

The long end of the yield curve posted excellent results during the Reporting Period as the European crisis combined with Operation Twist to create significant demand for long Treasuries. While long corporate bonds benefited from the bid for Treasuries as the Index’s total return of 18.74% indicates, the Index did underperform comparable duration Treasuries. This was the result of spread widening as the risk premium over Treasuries increased. This spread widening is exacerbated by the long duration of the asset class which ended the Reporting Period at approximately 13.5 years.

SPDR Barclays Capital Long Term Corporate Bond ETF —
Management’s Discussion of Fund Performance (continued)

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR Barclays Capital Long Term Corporate Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/10/09, 3/11/09, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital Long Term Corporate Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.1500%.

PERFORMANCE AS OF JUNE 30, 2012

		CUMULATIVE TOTAL RETURN		AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL U.S.			BARCLAYS CAPITAL U.S.
	NET ASSET	MARKET	LONG CORPORATE	NET ASSET	MARKET	LONG CORPORATE
	VALUE	VALUE	BOND INDEX	VALUE	VALUE	BOND INDEX

ONE YEAR (1)	18.04%	19.73%	18.74%	18.04%	19.73%	18.74%

THREE YEARS	45.00%	47.75%	52.49%	13.18%	13.90%	15.10%

SINCE INCEPTION (1)(2)	63.40%	66.81%	75.18%	16.00%	16.73%	18.31%

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the Barclays Capital U.S. Long Corporate Bond Index from the Barclays Capital U.S. Long Credit Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index. For periods prior to December 17, 2010.
(2)	For the period February 10, 2009 to June 30, 2012.

SPDR Barclays Capital Long Term Corporate Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

(1)	Effective December 17, 2010, the Fund changed its benchmark index to the Barclays Capital U.S. Long Corporate Bond Index. The Fund’s performance in the table above is based on the Fund’s prior investment strategy to track a different benchmark index, for periods prior to December 17, 2010.

SPDR Barclays Capital Long Term Corporate Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

		GENERAL ELECTRIC	VERIZON
	AT&T, INC.,	CAPITAL CORP.,	COMMUNICATIONS, INC.,	NEWS AMERICA, INC.,	CONOCOPHILLIPS,
DESCRIPTION	5.35%, 9/1/2040	6.88%, 1/10/2039	7.75%, 12/1/2030	6.40%, 12/15/2035	6.50%, 2/1/2039

MARKET VALUE	$998,077	941,484	799,377	597,413	592,682

% OF NET ASSETS	1.1	1.1	0.9	0.7	0.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

Corporate Bonds & Notes	97.7%
Short Term Investments	3.0
Other Assets & Liabilities	(0.7)

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

SPDR Barclays Capital Issuer Scored Corporate Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital Issuer Scored Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. corporate bond market. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was 8.72%, and the total return for the Barclays Capital Issuer Scored Corporate Index (the “Index”) was 9.30%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. Security sampling was the material source of performance deviation.

Most US fixed income indices (and most fixed income securities for that matter) trade in relation to US Treasury securities. Therefore, when explaining the returns of fixed income sectors, the best place to begin is to look at the performance of US Treasuries. During the Reporting Period, Treasuries rallied (increased in value) across the maturity spectrum mainly for four reasons. First, the downgrading of the US credit rating by Standard & Poor’s in August of 2011 (combined with the US debt ceiling debate) added significant uncertainty to the outlook for credit ratings of all entities and supported Treasuries which are seen to have the least principal risk of all bonds. Second, the US Federal Reserve (the “Fed”) continued to support the capital markets with unconventional methods. The Fed announced Operation Twist (which constitutes buying long Treasuries and selling short Treasuries) and stated their intentions to maintain short-term interest rates at current levels through late 2014. This was the first time that the Fed placed a clear timetable on their “easy money” policies. Third, the European crisis increased in intensity as Greece defaulted on existing debt and Spain and Italy moved to the forefront of investor’s concerns. Lastly, US economic data was inconsistent across the Reporting Period. During the Fall of 2011, data proved weaker than expected (leading to the Fed actions). During the first quarter of 2012, economic data was stronger than expected as employment data surged. However, the second quarter of 2012 saw a return to choppier employment and manufacturing data. As stated above, these factors resulted in higher government bond prices and lower interest rates as investors sought safety and took their cues from the Federal Reserve.

As with most Treasury rallies that occur due to a flight to quality, spread product (corporate bonds, agency bonds, mortgage-backed bonds) rallied in price but not as much as Treasuries of similar duration. Part of the reason is that investors preferred the safety of the Treasury bonds versus the higher yield but greater credit risk of non-Treasury securities. In the case of mortgage-backed securities, as interest rates drop, the mortgages that back the bonds are more prone to refinancing making the bonds more callable. This dynamic inhibits the price of mortgage-backed bonds from increasing in price as much as Treasuries during rallies. One sector within the spread product universe that did outperform Treasuries was below investment grade corporate bonds or high yield bonds. With interest rates at generational lows during much of the Reporting Period, investors felt compelled to maintain or increase their allocations to high yield corporate bonds. Default rates on these bonds remain very low by historical standards and investors felt a need to increase the yield profile of their bond portfolios.

As stated above, the sector (represented by the Index) returned a robust 9.30% during the 12-month period ended June 30, 2012. However, the Index did lag comparable duration Treasuries as the risk premium over Treasuries increased.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR Barclays Capital Issuer Scored Corporate Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/6/11, 4/7/11, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital Issuer Scored Corporate Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.1600%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
	NET ASSET	MARKET	ISSUER SCORED	NET ASSET	MARKET	ISSUER SCORED
	VALUE	VALUE	CORPORATE INDEX	VALUE	VALUE	CORPORATE INDEX

ONE YEAR	8.72%	9.71%	9.30%	8.72%	9.71%	9.30%

SINCE INCEPTION (1)(2)	11.14%	12.31%	12.28%	8.93%	9.85%	9.70%

(1)	For the period April 6, 2011 to June 30, 2012.

SPDR Barclays Capital Issuer Scored Corporate Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Barclays Capital Issuer Scored Corporate Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	MANULIFE		FIRST HORIZON	ASSOCIATED
	FINANCIAL CORP.,	LAZARD GROUP LLC,	NATIONAL CORP.,	BANC-CORP.,	VORNADO REALTY LP,
DESCRIPTION	4.90%, 9/17/2020	6.85%, 6/15/2017	5.38%, 12/15/2015	5.13%, 3/28/2016	4.25%, 4/1/2015

MARKET VALUE	$125,681	103,583	100,102	90,514	88,995

% OF NET ASSETS	0.6	0.5	0.4	0.4	0.4

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

Corporate Bonds & Notes	97.4%
Short Term Investments	1.4
Other Assets & Liabilities	1.2

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

SPDR Barclays Capital Convertible Securities ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital Convertible Securities ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks United States convertible securities markets with outstanding issue sizes greater than $500 million. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was −4.89%, and the total return for the Barclays Capital U.S. Convertible Bond >$500MM Index (the “Index”) was −4.87%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. This Fund employs a sampling approach while seeking to match risks at the issuer level and overall characteristics of the Index. The performance differential can be attributed primarily to fund expenses and slight variations between the Fund’s holdings and the Index constituents.

Most US fixed income indices (and most fixed income securities for that matter) trade in relation to US Treasury securities. Therefore, when explaining the returns of fixed income sectors, the best place to begin is to look at the performance of US Treasuries. During the Reporting Period, Treasuries rallied (increased in value) across the maturity spectrum mainly for four reasons. First, the downgrading of the US credit rating by Standard & Poor’s in August of 2011 (combined with the US debt ceiling debate) added significant uncertainty to the outlook for credit ratings of all entities and supported Treasuries which are seen to have the least principal risk of all bonds. Second, the US Federal Reserve (the “Fed”) continued to support the capital markets with unconventional methods. The Fed announced Operation Twist (which constitutes buying long Treasuries and selling short Treasuries) and stated their intentions to maintain short-term interest rates at current levels through late 2014. This was the first time that the Fed placed a clear timetable on their “easy money” policies. Third, the European crisis increased in intensity as Greece defaulted on existing debt and Spain and Italy moved to the forefront of investor’s concerns. Lastly, US economic data was inconsistent across the Reporting Period. During the Fall of 2011, data proved weaker than expected (leading to the Fed actions). During the first quarter of 2012, economic data was stronger than expected as employment data surged. However, the second quarter of 2012 saw a return to choppier employment and manufacturing data. As stated above, these factors resulted in higher government bond prices and lower interest rates as investors sought safety and took their cues from the Federal Reserve.

As with most Treasury rallies that occur due to a flight to quality, spread product (corporate bonds, agency bonds, mortgage-backed bonds) rallied in price but not as much as Treasuries of similar duration. Part of the reason is that investors preferred the safety of the Treasury bonds versus the higher yield but greater credit risk of non-Treasury securities. In the case of mortgage-backed securities, as interest rates drop, the mortgages that back the bonds are more prone to refinancing making the bonds more callable. This dynamic inhibits the price of mortgage-backed bonds from increasing in price as much as Treasuries during rallies. One sector within the spread product universe that did outperform Treasuries was below investment grade corporate bonds or high yield bonds. With interest rates at generational lows during much of the Reporting Period, investors felt compelled to maintain or increase their allocations to high yield corporate bonds. Default rates on these bonds remain very low by historical standards and investors felt a need to increase the yield profile of their bond portfolios.

Despite the volatility in the equity markets over the last year, the Fund was positioned to perform closely to the Index. The performance of the Fund was driven by a combination of positive returns from coupons from underlying securities offset by a more significant decrease in the value of aggregate equity optionality. While the general US equity markets did perform positively over the Reporting Period, the underlying equities that

SPDR Barclays Capital Convertible Securities ETF —
Management’s Discussion of Fund Performance (continued)

these securities are specifically connected to underperformed comparatively. The net effect of the two resulted in the negative performance for the Fund and Index.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR Barclays Capital Convertible Securities ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/14/09, 4/15/09, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital Convertible Securities ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.4000%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
			U.S. CONVERTIBLE			U.S. CONVERTIBLE
	NET ASSET	MARKET	BOND >$500MM	NET ASSET	MARKET	BOND >$500MM
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	−4.89%	−4.98%	−4.87%	−4.89%	−4.98%	−4.87%

THREE YEARS	37.30%	35.59%	39.14%	11.15%	10.68%	11.64%

SINCE INCEPTION (1)	45.87%	45.55%	53.63%	12.47%	12.39%	14.12%

(1) For the period April 14, 2009 to June 30, 2012.

SPDR Barclays Capital Convertible Securities ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Barclays Capital Convertible Securities ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	WELLS FARGO & CO.,		BANK OF AMERICA
	SERIES L,	GENERAL MOTORS CO.,	CORP., SERIES L,	CITIGROUP, INC.,	EMC CORP.,
DESCRIPTION	7.50%, 12/31/2049	4.75%, 12/1/2013	7.25%, 12/31/2049	7.50%, 12/15/2012	1.75%, 12/1/2013

MARKET VALUE	$32,842,125	24,060,936	23,651,550	21,259,179	21,161,530

% OF NET ASSETS	4.2	3.1	3.0	2.7	2.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

Convertible Corporate Bonds & Notes	73.2%
Convertible Preferred Stocks	25.7
Common Stocks	0.5
Short Term Investments	10.3
Other Assets & Liabilities	(9.7)

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

SPDR Barclays Capital Mortgage Backed Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital Mortgage Backed Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. agency mortgage pass-through sector of the U.S. investment grade bond market. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was 4.82%, and the total return for the Barclays Capital U.S. MBS Index (the “Index”) was 4.97%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations, and the performance differential can be attributed primarily to fund expenses.

Most US fixed income indices (and most fixed income securities for that matter) trade in relation to US Treasury securities. Therefore, when explaining the returns of fixed income sectors, the best place to begin is to look at the performance of US Treasuries. During the Reporting Period, Treasuries rallied (increased in value) across the maturity spectrum mainly for four reasons. First, the downgrading of the US credit rating by Standard & Poor’s in August of 2011 (combined with the US debt ceiling debate) added significant uncertainty to the outlook for credit ratings of all entities and supported Treasuries which are seen to have the least principal risk of all bonds. Second, the US Federal Reserve (the “Fed”) continued to support the capital markets with unconventional methods. The Fed announced Operation Twist (which constitutes buying long Treasuries and selling short Treasuries) and stated their intentions to maintain short-term interest rates at current levels through late 2014. This was the first time that the Fed placed a clear timetable on their “easy money” policies. Third, the European crisis increased in intensity as Greece defaulted on existing debt and Spain and Italy moved to the forefront of investor’s concerns. Lastly, US economic data was inconsistent across the Reporting Period. During the Fall of 2011, data proved weaker than expected (leading to the Fed actions). During the first quarter of 2012, economic data was stronger than expected as employment data surged. However, the second quarter of 2012 saw a return to choppier employment and manufacturing data. As stated above, these factors resulted in higher government bond prices and lower interest rates as investors sought safety and took their cues from the Federal Reserve.

As with most Treasury rallies that occur due to a flight to quality, spread product (corporate bonds, agency bonds, mortgage-backed bonds) rallied in price but not as much as Treasuries of similar duration. Part of the reason is that investors preferred the safety of the Treasury bonds versus the higher yield but greater credit risk of non-Treasury securities. In the case of mortgage-backed securities, as interest rates drop, the mortgages that back the bonds are more prone to refinancing making the bonds more callable. This dynamic inhibits the price of mortgage-backed bonds from increasing in price as much as Treasuries during rallies. One sector within the spread product universe that did outperform Treasuries was below investment grade corporate bonds or high yield bonds. With interest rates at generational lows during much of the Reporting Period, investors felt compelled to maintain or increase their allocations to high yield corporate bonds. Default rates on these bonds remain very low by historical standards and investors felt a need to increase the yield profile of their bond portfolios.

The mortgage sector (as measured by the Index) underperformed comparable duration Treasuries during the Reporting Period. As interest rates rally (rates decrease), and the underlying home mortgages become more refinanceable, mortgage bonds tend to underperform Treasuries as home owners exercise their “call right”. Consequently, the risk premium compared to Treasury securities for the Index widened.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR Barclays Capital Mortgage Backed Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/15/09, 1/27/09, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital Mortgage Backed Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.3200%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	BARCLAYS CAPITAL U.S.	NET ASSET	MARKET	BARCLAYS CAPITAL U.S.
	VALUE	VALUE	MBS INDEX	VALUE	VALUE	MBS INDEX

ONE YEAR	4.82%	4.98%	4.97%	4.82%	4.98%	4.97%

THREE YEARS	17.92%	18.35%	17.08%	5.65%	5.78%	5.40%

SINCE INCEPTION (1)	19.70%	19.76%	19.39%	5.34%	5.35%	5.20%

(1) For the period January 15, 2009 to June 30, 2012.

SPDR Barclays Capital Mortgage Backed Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Barclays Capital Mortgage Backed Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	FANNIE MAE,	FREDDIE MAC,	FANNIE MAE,	GINNIE MAE,	FANNIE MAE,
DESCRIPTION	4.00%, 30YR TBA	4.50%, 30YR TBA	4.50%, 30YR TBA	4.50%, 30YR TBA	5.50%, 30YR TBA

MARKET VALUE	$4,257,500	3,204,375	3,057,516	3,006,953	2,726,953

% OF NET ASSETS	11.0	8.3	7.9	7.8	7.0

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

U.S. Government Agency MBS TBA	99.8%
Short Term Investments	99.6
Other Assets & Liabilities	(99.4)

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

SPDR Barclays Capital Aggregate Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital Aggregate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. dollar denominated investment grade bond market. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was 7.29%, and the total return for the Barclays Capital U.S. Aggregate Index (the “Index”) was 7.47%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. Sampling of risk exposures coupled with trading costs over the Reporting Period represented the largest sources of performance differential.

Most US fixed income indices (and most fixed income securities for that matter) trade in relation to US Treasury securities. Therefore, when explaining the returns of fixed income sectors, the best place to begin is to look at the performance of US Treasuries. During the Reporting Period, Treasuries rallied (increased in value) across the maturity spectrum mainly for four reasons. First, the downgrading of the US credit rating by Standard & Poor’s in August of 2011 (combined with the US debt ceiling debate) added significant uncertainty to the outlook for credit ratings of all entities and supported Treasuries which are seen to have the least principal risk of all bonds. Second, the US Federal Reserve (the “Fed”) continued to support the capital markets with unconventional methods. The Fed announced Operation Twist (which constitutes buying long Treasuries and selling short Treasuries) and stated their intentions to maintain short-term interest rates at current levels through late 2014. This was the first time that the Fed placed a clear timetable on their “easy money” policies. Third, the European crisis increased in intensity as Greece defaulted on existing debt and Spain and Italy moved to the forefront of investor’s concerns. Lastly, US economic data was inconsistent across the Reporting Period. During the Fall of 2011, data proved weaker than expected (leading to the Fed actions). During the first quarter of 2012, economic data was stronger than expected as employment data surged. However, the second quarter of 2012 saw a return to choppier employment and manufacturing data. As stated above, these factors resulted in higher government bond prices and lower interest rates as investors sought safety and took their cues from the Federal Reserve.

As with most Treasury rallies that occur due to a flight to quality, spread product (corporate bonds, agency bonds, mortgage-backed bonds) rallied in price but not as much as Treasuries of similar duration. Part of the reason is that investors preferred the safety of the Treasury bonds versus the higher yield but greater credit risk of non-Treasury securities. In the case of mortgage-backed securities, as interest rates drop, the mortgages that back the bonds are more prone to refinancing making the bonds more callable. This dynamic inhibits the price of mortgage-backed bonds from increasing in price as much as Treasuries during rallies. One sector within the spread product universe that did outperform Treasuries was below investment grade corporate bonds or high yield bonds. With interest rates at generational lows during much of the Reporting Period, investors felt compelled to maintain or increase their allocations to high yield corporate bonds. Default rates on these bonds remain very low by historical standards and investors felt a need to increase the yield profile of their bond portfolios.

The Fund underperformed comparable duration Treasuries during the Reporting Period as Treasury securities (which represent approximately one third of the Fund) benefited from a flight to quality. Investors sought the safety of U.S. Treasuries due to the continuation of the European crisis and weakening U.S. economic data. Additionally, Operation Twist (whereby the Federal Reserve sold short U.S. Treasuries to purchase longer term securities) brought down yields at the back end of the yield curve.

SPDR Barclays Capital Aggregate Bond ETF —
Management’s Discussion of Fund Performance (continued)

This surge of demand for Treasury debt came at the expense of credit and mortgage bonds which represent approximately half of the Fund. As a result, these securities underperformed Treasuries.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR Barclays Capital Aggregate Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/23/07, 5/30/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital Aggregate Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.2245%.*

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
	NET ASSET	MARKET	U.S. AGGREGATE	NET ASSET	MARKET	U.S. AGGREGATE
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	7.29%	7.27%	7.47%	7.29%	7.27%	7.47%

THREE YEARS	21.84%	21.44%	22.27%	6.81%	6.69%	6.93%

FIVE YEARS	39.57%	39.58%	38.90%	6.89%	6.90%	6.79%

SINCE INCEPTION (1)	38.85%	38.97%	38.40%	6.64%	6.66%	6.49%

(1)	For the period May 23, 2007 to June 30, 2012.
*	SSgA Funds Management, Inc. has contractually agreed to limit its management fee to the extent necessary to limit annual operating expenses to 0.1345% until October 31, 2012.

SPDR Barclays Capital Aggregate Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Barclays Capital Aggregate Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	FANNIE MAE,	TREASURY NOTE,	FANNIE MAE,	GINNIE MAE,	FREDDIE MAC,
DESCRIPTION	4.50%, 30YR TBA	2.38%, 10/31/2014	4.00%, 30YR TBA	4.50%, 30YR TBA	5.00%, 30YR TBA

MARKET VALUE	$17,165,000	14,189,374	12,559,625	12,027,812	11,286,680

% OF NET ASSETS	2.9	2.4	2.1	2.0	1.9

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

U.S. Treasury Obligations	35.1%
U.S. Government Agency MBS TBA	30.1
Corporate Bonds & Notes	23.6
U.S. Government Agency Obligations	5.5
Foreign Government Obligations	1.9
Commercial Mortgage Backed Securities	1.1
Collateralized Mortgage Obligations	0.9
Municipal Bonds & Notes	0.9
Asset Backed	0.2
Short Term Investments	35.6
Other Assets & Liabilities	(34.9)

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

SPDR Nuveen Barclays Capital Municipal Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Nuveen Barclays Capital Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. municipal bond market and provides income that is exempt from federal income taxes. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30th, 2012 (the “Reporting Period”), the total return for the Fund was 9.95%, and the total return for the Barclays Capital Municipal Managed Money Index (the “Index”) was 10.35%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. We employ representative sampling in the construction of the Fund. On June 30th, 2012 the Index had 17,617 constituents while the Fund held roughly 370 of these names. Additionally, a large number of municipal bonds are embedded with call provisions, so in addition to duration and maturity, the optionality of the Fund can differ from that of the Index. We seek to match the duration, convexity coupon, State and sector distributions of the Index as closely as possible, however, the Fund is not expected to obtain an exact match at any given time.

The sluggishness of the recovery in the United States and continued accommodative stance of the Federal Reserve has kept interest rates low for the fiscal year. Municipal interest rates are lower across the curve from the end of the last fiscal year. This was the most significant contributing factor driving total returns during the Reporting Period. The rate movement of the past fiscal year has produced a flatter yield curve. The Fund, having a long duration posture consistent with the overall municipal market, has benefitted from this flattening of the yield curve. Credit spreads have tightened during this time as investors search for yield in a low interest rate environment. This has had a positive effect on the Fund, however, to a much lesser degree, as the strategy of the Fund focuses on bonds of AA-rating or higher.

On an individual security level, the top positive contributors to the Fund’s performance were those bonds with the longest maturity and highest convexity. The zero coupon bonds of Puerto Rico Sales Tax Financing Corporation 0% due August 1st, 2044 produced a significant positive total return, benefitting from its highly convex and long duration structure. Also contributing was the tightening of credit spreads with helped this bond as it is generally one of the wider trading double-rated bonds. For similar reasons the bonds of Salem-Keizer School District, Oregon 0% due June 15th, 2028 and San Diego Unified School district 0% due July 1st 2028 both also provided significant positive total returns during the fiscal year. Given the positive returns from municipals during the reporting period, the securities which had the most negative effect on performance were those that were not owned for the entire period, but rather were purchased or sold at less opportune times within the Reporting Period. The bonds of Puerto Rico Sales Tax Financing Corporation 0% due August 1st, 2037 purchased in April 2012 were down slightly by June 30th, 2012. Similarly, the Metropolitan Wastewater Reclamation District of Colorado 3% due April 1st, 2028 and purchased in February 2012 were also down by June 30th, 2012.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

SPDR Nuveen Barclays Capital Municipal Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value to the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/11/07, 9/13/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Nuveen Barclays Capital Municipal Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.3000%.*

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
	NET ASSET	MARKET	MUNICIPAL MANAGED	NET ASSET	MARKET	MUNICIPAL MANAGED
	VALUE	VALUE	MONEY INDEX	VALUE	VALUE	MONEY INDEX

ONE YEAR	9.95%	10.37%	10.35%	9.95%	10.37%	10.35%

THREE YEARS	23.24%	22.80%	24.19%	7.22%	7.09%	7.49%

SINCE INCEPTION (1)	30.40%	30.26%	32.52%	5.68%	5.66%	6.00%

(1)	For the period September 11, 2007 to June 30, 2012.
*	SSgA Funds Management, Inc. has contractually agreed to limit its management fee to the extent necessary to limit annual operating expenses to 0.2300% until October 31, 2012.

SPDR Nuveen Barclays Capital Municipal Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Nuveen Barclays Capital Municipal Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	NEW YORK, NY,	ARIZONA, SALT
	TRIBOROUGH	RIVER PROJECT,	NEW YORK,
	BRIDGE & TUNNEL	AGRICULTURAL	TRIBOROUGH	MILWAUKEE, WI,
	AUTHORITY	IMPROVEMENT &	BRIDGE & TUNNEL	GENERAL OBLIGATION,	WASHINGTON, STATE
	REVENUE,	POWER DISTRICT,	AUTHORITY REVENUE,	PROMISSORY NOTES,	GENERAL OBLIGATION,
	SERIES A-2, 5.00%,	SERIES A, 5.00%,	SERIES A, 5.00%,	SERIES N1, 5.00%,	SERIES D, 4.00%,
DESCRIPTION	11/15/2029	12/1/2031	1/1/2023	2/1/2019	2/1/2037

MARKET VALUE	$14,440,561	14,020,800	13,969,395	13,356,130	12,739,000

% OF NET ASSETS	1.3	1.2	1.2	1.2	1.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

Municipal Bonds & Notes	99.0%
Short Term Investments	0.5
Other Assets & Liabilities	0.5

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

SPDR Nuveen Barclays Capital California Municipal Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Nuveen Barclays Capital California Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the California municipal bond market and provides income that is exempt from federal and California state income taxes. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30th, 2012 (the “Reporting Period”), the total return for the Fund was 13.91%, and the total return for the Barclays Capital Managed Money Municipal California Index (the “Index”) was 13.40%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. We employ representative sampling in the construction of the Fund. On June 30th, 2012 the underlying index had 1,820 constituents while the Fund held roughly 90 of these names. Additionally, a large number of municipal bonds are embedded with call provisions, so in addition to duration and maturity, the optionality of the Fund can differ from that of the Index. We seek to match the duration, convexity coupon, and sector distributions of the Index as closely as possible, however, the Fund is not expected to obtain an exact match at any given time.

The sluggishness of the recovery in the United States and continued accommodative stance of the Federal Reserve has kept interest rates low for the fiscal year. Municipal interest rates are lower across the curve from the end of the last fiscal year. This was the most significant contributing factor driving total returns during the reporting period. The rate movement of the past fiscal year has produced a flatter yield curve. The Fund, having a long duration posture consistent with the overall municipal market, has benefited from this flattening of the yield curve. Credit spreads have tightened during this time as investors search for yield in a low interest rate environment. This has had a positive effect on the Fund, however, to a much lesser degree, as the strategy of the Fund focuses on bonds of AA-rating or higher.

On an individual security level, the top positive contributors to the Fund’s performance were those bonds with the longest maturity and highest convexity. The zero coupon bonds of Poway Unified School District 0% due August 1st, 2046 produced a total return of over 70%, benefitting from the highly convex and long duration structure. For similar reasons the bonds of Yosemite community College District, Oregon 0% due August 1st 2042 and San Marcos Unified School District 0% due August 15th, 2034 provided total returns of over 50% and over 45% respectively, during the fiscal year. Given the positive returns from municipals during the reporting period, the securities which had the most negative effect on performance were those that were not owned for the entire Reporting Period, but rather were purchased or sold at less opportune times within the Reporting Period. The bonds of Puerto Rico Sales Tax Financing Corporation 0% due 8/1/2037 purchased in April 2012 were down nearly 3% by June 30th, 2012. Similarly, the Marin Water District 5% due July 1st, 2044 and purchased in May 2012 were down over 0.41% by June 30th, 2012 and the California Department of Water Resources 5% due May 1st, 2019 purchased in January 2012 were down 0.26%.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

SPDR Nuveen Barclays Capital California Municipal Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/10/07, 10/15/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Nuveen Barclays Capital California Municipal Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.2000%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
			MANAGED MONEY			MANAGED MONEY
	NET ASSET	MARKET	MUNICIPAL	NET ASSET	MARKET	MUNICIPAL
	VALUE	VALUE	CALIFORNIA INDEX	VALUE	VALUE	CALIFORNIA INDEX

ONE YEAR	13.91%	14.65%	13.40%	13.91%	14.65%	13.40%

THREE YEARS	30.12%	30.03%	29.90%	9.17%	9.15%	9.11%

SINCE INCEPTION (1)	33.47%	33.26%	34.05%	6.30%	6.27%	6.36%

(1)	For the period October 10, 2007 to June 30, 2012.

SPDR Nuveen Barclays Capital California Municipal Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Nuveen Barclays Capital California Municipal Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	LOS ANGELES		LOS ANGELES
	COUNTY, CA,		COUNTY, CA,
	METROPOLITAN	LOS ANGELES, CA,	METROPOLITAN
	TRANSPORTATION	UNIFIED SCHOOL	TRANSPORTATION	CALIFORNIA, STATE	UNIVERSITY OF
	AUTHORITY, SALES	DISTRICT, GENERAL	AUTHORITY, SALES	DEPARTMENT OF WATER	CALIFORNIA,
	TAX REVENUE,	OBLIGATION, SERIES KY,	TAX REVENUE,	RESOURCES, SERIES M,	REVENUE, SERIES E,
DESCRIPTION	5.00%, 7/1/2026	5.00%, 7/1/2015	5.00%, 6/1/2020	4.00%, 5/1/2019	4.00%, 5/15/2019

MARKET VALUE	$2,861,036	2,616,508	2,382,714	2,323,060	2,320,826

% OF NET ASSETS	3.4	3.1	2.8	2.7	2.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

Municipal Bonds & Notes	99.1%
Short Term Investment	2.5
Other Assets & Liabilities	(1.6)

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

SPDR Nuveen Barclays Capital New York Municipal Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Nuveen Barclays Capital New York Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the New York municipal bond market and provides income that is exempt from federal and New York state income taxes. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30th, 2012 (the “Reporting Period”), the total return for the Fund was 10.10%, and the total return for the Barclays Capital Managed Money Municipal New York Index (the “Index”) was 10.94%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. We employ representative sampling in the construction of the Fund. On June 30th, 2012 the Index had 2,779 constituents while the Fund held roughly 70 of these names. Additionally, a large number of municipal bonds are embedded with call provisions, so in addition to duration and maturity, the optionality of the Fund can differ from that of the Index. We seek to match the duration, convexity coupon, State and sector distributions of the Index as closely as possible, however, the Fund is not expected to obtain an exact match at any given time.

The sluggishness of the recovery in the United States and continued accommodative stance of the Federal Reserve has kept interest rates low for the fiscal year. Municipal interest rates are lower across the curve from the end of the last fiscal year. This was the most significant contributing factor driving total returns during the Reporting Period. The rate movement of the past fiscal year has produced a flatter yield curve. The Fund, having a long duration posture consistent with the overall municipal market, has benefitted from this flattening of the yield curve. Credit spreads have tightened during this time as investors search for yield in a low interest rate environment. This has had a positive effect on the Fund, however, to a much lesser degree, as the strategy of the Fund focuses on bonds of AA-rating or higher.

On an individual security level, the top positive contributors to the Fund’s performance were those bonds with the longest maturity and highest convexity. The zero coupon bonds of Puerto Rico Sales Tax Financing Corporation 0% due August 1st, 2044 produced a significant positive total return, benefitting from its highly convex and long duration structure. Also contributing was the tightening of credit spreads which helped this bond as it is generally one of the wider trading double-rated bonds. For similar reasons the bonds of New York Liberty Development Corporation 5.125% due January 5th, 2044 and New York State Dormitory Authority (Vassar College) 4.25% due July 1st, 2039 both provided significant positive total returns during the fiscal year. Given the positives returns from municipals during the reporting period, the securities which had the most negative effect on performance were those that were not owned for the entire period, but rather were purchased or sold at less opportune times within the reporting period. The bonds of Puerto Rico Sales Tax Financing Corporation 0% due August 1st, 2037 purchased in April 2012 were down slightly by June 30th, 2012. Similarly, the New York City 5% due August 1st, 2024 and New York State Urban Development Corporation 4% due March 15th, 2024 purchased in February 2012 were also down slightly by June 30th, 2012.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

SPDR Nuveen Barclays Capital New York Municipal Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/11/07, 10/15/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Nuveen Barclays Capital New York Municipal Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.2000%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
			MANAGED MONEY			MANAGED MONEY
	NET ASSET	MARKET	MUNICIPAL NEW YORK	NET ASSET	MARKET	MUNICIPAL NEW YORK
	VALUE	VALUE	INDEX	VALUE	VALUE	INDEX

ONE YEAR	10.10%	10.22%	10.94%	10.10%	10.22%	10.94%

THREE YEARS	23.80%	21.41%	25.24%	7.38%	6.68%	7.79%

SINCE INCEPTION (1)	29.53%	29.49%	31.28%	5.63%	5.63%	5.90%

(1) For the period October 11, 2007 to June 30, 2012.

SPDR Nuveen Barclays Capital New York Municipal Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Nuveen Barclays Capital New York Municipal Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	NEW YORK, NY,	NEW YORK, NY,	NEW YORK, NY,	NEW YORK, NY,
	MUNICIPAL WATER	GENERAL	GENERAL	GENERAL	OYSTER BAY, NY,
	FINANCE AUTHORITY	OBLIGATION,	OBLIGATION,	OBLIGATION,	GENERAL
	REVENUE, SERIES HH,	SERIES C,	SERIES C,	SERIES E,	OBLIGATION,
DESCRIPTION	5.00%, 6/15/2032	5.00%, 8/1/2024	5.00%, 8/1/2017	5.00%, 8/1/2025	4.00%, 8/15/2026

MARKET VALUE	$1,139,870	1,101,059	978,813	893,893	778,391

% OF NET ASSETS	4.0	3.9	3.4	3.1	2.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

Municipal Bonds & Notes	98.4%
Short Term Investment	0.4
Other Assets & Liabilities	1.2

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short term tax exempt municipal bond market and provides income that is exempt from federal income taxes. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30th, 2012 (the “Reporting Period”), the total return for the Fund was 2.36%, and the total return for the Barclays Capital Managed Money Municipal Short Term Index (the “Index”) was 2.68%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. We employ representative sampling in the construction of the Fund. On June 30th, 2012 the Index had 3,702 constituents while the Fund held roughly 380 of these names. We seek to match the maturity, duration, coupon, State and sector distributions of the Index as closely as possible, however, the Fund is not expected to obtain an exact match at any given time.

The sluggishness of the recovery in the United States and continued accommodative stance of the Federal Reserve has kept interest rates low for the fiscal year. Municipal interest rates are lower across the curve from the end of the last fiscal year. This was the most significant contributing factor driving total returns during the Reporting Period. The rate movement of the past fiscal year has produced a flatter yield curve. The Fund, having a long duration posture consistent with the overall municipal market, has benefitted from this flattening of the yield curve. Credit spreads have tightened during this time as investors search for yield in a low interest rate environment. This has had a positive effect on the Fund, however, to a much lesser degree, as the strategy of the Fund focuses on bonds of AA-rating or higher.

On an individual security level, the top positive contributors to the Fund’s performance were those bonds with the longest maturity and bonds with excess credit spread. For these reasons, the bonds of Florida Hurricane 5% due July 1st, 2016 had positive returns during the Reporting Period. Illinois Sales Tax Revenue 5% due June 15th, 2015 and University of Illinois 5% due October 1st, 2015 both also had positive returns. In all three instances, these bonds represented the longer maturity ranges of the Fund and benefitted from the tightening of credit spreads over the fiscal year. The bond contributing the most negatively to performance was Oyster Bay 3% due August 15th, 2016. This bond had negative returns for the Reporting Period and the Fund held an overweight in the name, thereby magnifying its effect relative to the Index. Oyster Bay was downgraded from AA to A by Standard and Poors. The next two securities contributing most to negative performance were purchased at less opportune times within the Reporting Period. The bonds of Shelby County Tennessee 5% due April 1st 2017 purchased in February 2012 were down slightly by June 30th, 2012. Similarly, the Kentucky Turnpike authority 4% due July 1st, 2017 and purchased in February 2012 was also down slightly by June 30th, 2012.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/10/07, 10/15/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.2000%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
			MANAGED MONEY			MANAGED MONEY
	NET ASSET	MARKET	MUNICIPAL SHORT	NET ASSET	MARKET	MUNICIPAL SHORT
	VALUE	VALUE	TERM INDEX	VALUE	VALUE	TERM INDEX

ONE YEAR	2.36%	2.30%	2.68%	2.36%	2.30%	2.68%

THREE YEARS	8.52%	8.36%	9.86%	2.76%	2.71%	3.18%

SINCE INCEPTION (1)	18.98%	19.06%	21.76%	3.75%	3.76%	4.23%

(1) For the period October 10, 2007 to June 30, 2012.

SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VAULE)

SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

MONTGOMERY
		DELAWARE, STATE	COUNTY,	ARKANSAS, STATE
	VIRGINIA, STATE	TRANSPORTATION	MD, GENERAL	HIGHWAY GRANT	MARYLAND, STATE
	TRANSPORTATION	AUTHORITY SYSTEM	OBLIGATION,	ANTICIPATION &	GENERAL OBLIGATION,
	BOARD REVENUE,	REVENUE,	SERIES A,	TAX REVENUE,	SERIES E,
DESCRIPTION	5.00%, 5/15/2016	5.00%, 7/1/2017	5.00%, 8/1/2015	4.00%, 8/1/2014	5.00%, 8/1/2016

MARKET VALUE	$18,813,956	18,518,160	18,449,925	18,243,380	17,056,350

% OF NET ASSETS	1.2	1.2	1.2	1.2	1.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

Municipal Bonds & Notes	98.9%
Short Term Investment	0.2
Other Assets & Liabilities	0.9

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

SPDR Nuveen S&P VRDO Municipal Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Nuveen S&P VRDO Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the performance of variable rate demand obligations (“VRDOs”) issued by municipalities. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30th, 2012 (the “Reporting Period”), the total return for the Fund was 0.55%, and the total return for the S&P National AMT-Free Municipal VRDO Index (the “Index”) was 0.28%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was outside of expectations. The 0.27% difference between the Fund’s performance and that of the Index is net of the 0.20% management fee, making the difference between the Fund’s performance and that of the Index even wider. We attribute the difference to a few of the Funds’ positions with outsized yields and the general yield advantage of the Fund versus the Index. We employ representative sampling in the construction of the Fund. On June 30th, 2012 the underlying index had 201 constituents while the Fund held roughly 40 of these names. As rates have come down and the number of Index members with outsized coupons decreases (due to refinancing and replacing liquidity facilities), we expect this differential between the return on the Fund and the Index to narrow.

The sluggishness of the recovery in the United States and continued accommodative stance of the Federal Reserve has kept interest rates low for the fiscal year. Municipal interest rates are lower across the curve from the end of the last fiscal year. This drop was the most significant contributing factor driving total returns during the Reporting Period. Issuers paying above market rates on their variable rate demand programs continue to find alternative forms of financing through refinancing into fixed rate debt or replacing their liquidity providers with higher quality institutions.

On an individual security level, the top positive contributors to the Fund’s performance were those bonds with the highest yield. The three top yield providers during the year were: Bethlehem Pennsylvania Area School District; Ohio University at Athens and North Penn Water Authority. The securities which had the most negative effect on performance were the lowest yielding bonds. Among them: Eastern Municipal Water District of California; Illinois Finance Authority-Resurrection Hospital and Lower Merion Pennsylvania School District.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

SPDR Nuveen S&P Vrdo Municipal Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/23/09, 9/24/09, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Nuveen S&P VRDO Municipal Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.2000%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P NATIONAL AMT-FREE	NET ASSET	MARKET	S&P NATIONAL AMT-FREE
	VALUE	VALUE	MUNICIPAL VRDO INDEX	VALUE	VALUE	MUNICIPAL VRDO INDEX

ONE YEAR	0.55%	0.58%	0.28%	0.55%	0.58%	0.28%

SINCE INCEPTION (1)	1.61%	1.46%	0.86%	0.58%	0.52%	0.30%

(1)	For the period September 23, 2009 to June 30, 2012.

SPDR Nuveen S&P Vrdo Municipal Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Nuveen S&P Vrdo Municipal Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

		FARMVILLE, VA,	MONTGOMERY	PERSON COUNTY, NC,
	CONNECTICUT, STATE	INDUSTRIAL	COUNTY, TN,	INDUSTRIAL FACILITIES	TARRANT COUNTY, TX,
	HOUSING FINANCE	DEVELOPMENT	PUBLIC BUILDING	& POLLUTION CONTROL	CULTURAL EDUCATION
	AUTHORITY REVENUE,	AUTHORITY	AUTHORITY	FINANCING AUTHORITY	FACILITIES FINANCE
	SERIES E, 0.30%,	REVENUE, 0.50%,	REVENUE, 0.50%,	REVENUE, 0.62%,	CORP. REVENUE, 0.28%,
DESCRIPTION	5/15/2036	9/1/2036	9/1/2029	11/1/2035	7/1/2047

MARKET VALUE	$700,000	700,000	700,000	700,000	700,000

% OF NET ASSETS	4.7	4.7	4.7	4.7	4.7

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

Municipal Bonds & Notes	96.0%
Short Term Investments	4.0
Other Assets & Liabilities	0.0 **

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

SPDR Nuveen S&P High Yield Municipal Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Nuveen S&P High Yield Municipal Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield municipal bond market and to provide income that is exempt from federal income taxes. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30th, 2012 (the “Reporting Period”), the total return for the Fund was 13.71%, and the total return for the S&P Municipal Yield Index (the “Index”) was 14.90%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. We employ representative sampling in the construction of the Fund. On June 30th, 2012 the Index had approximately 23,000 constituents while the Fund held roughly 120 of these names. Additionally, a large number of municipal bonds are embedded with call provisions, so in addition to duration and maturity, the optionality of the Fund can differ from that of the Index. We seek to capture the largest members of the Index while matching the duration, convexity coupon, State and sector distributions of the Index as closely as possible, however, the Fund is not expected to obtain an exact match at any given time.

The sluggishness of the recovery in the United States and continued accommodative stance of the Federal Reserve has kept interest rates low for the fiscal year. Municipal interest rates are lower across the curve from the end of the last fiscal year. This was the most significant contributing factor driving total returns during the Reporting Period. The rate movement of the past fiscal year has produced a flatter yield curve. The Fund, having a long duration posture consistent with the overall municipal market, has benefited from this flattening of the yield curve. Credit spreads have tightened during this time as investors search for yield in a low interest rate environment. This has had a positive effect on the Fund.

On an individual security level, the top positive contributors to the Fund’s performance were: Lee County Florida Community Charter Schools; Vigo County Hospital Authority, Indiana — Union Hospital and Colorado Health Facilities Authority — Baptist Homes. All three benefitted from the general spread tightening in the high yield sector combined with solid operating performance. One of the securities contributing most negatively during the period was Brazos River Authority — TXU Energy (“TXU”). TXU faces a liquidity crunch in 2014 as refinancing will be necessary to restructure debt. Another under-performer was New Jersey Economic Development Authority — American Airlines (“American Airlines”). American Airlines declared bankruptcy in November 2011. The third worst performer was Tolomato Community Development District (“Tolomato”). Tolomato is currently restructuring and bondholders will receive new bonds under the terms of the restructuring agreement.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

SPDR Nuveen S&P High Yield Municipal Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/13/11, 4/14/11, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Nuveen S&P High Yield Municipal Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.5000%.*

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

	NET ASSET	MARKET	S&P MUNICIPAL	NET ASSET	MARKET	S&P MUNICIPAL
	VALUE	VALUE	YIELD INDEX	VALUE	VALUE	YIELD INDEX

ONE YEAR	13.71%	19.51%	14.90%	13.71%	19.51%	14.90%

SINCE INCEPTION (1)	19.64%	19.73%	20.74%	15.89%	15.96%	16.26%

(1)	For the period April 13, 2011 to June 30, 2012.
*	SSgA Funds Management, Inc. has contractually agreed to limit its management fee to the extent necessary to limit annual operating expenses to 0.4500% until October 31, 2012.

SPDR Nuveen S&P High Yield Municipal Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Nuveen S&P High Yield Municipal Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

		PUBLIC AUTHORITY		MARCH, CA, JOINT
		FOR COLORADO		POWERS	TRAVIS COUNTY, TX,
	VIRGINIA, SMALL	ENERGY, NATURAL		REDEVELOPMENT	HEALTH FACILITIES
	BUSINESS FINANCING	GAS PURCHASE	ILLINOIS, FINANCE	AGENCY, TAX	DEVELOPMENT CORP.,
	AUTHORITY REVENUE,	REVENUE,	AUTHORITY REVENUE,	ALLOCATION, SERIES B,	REVENUE,
DESCRIPTION	5.50%, 1/1/2042	6.50%, 11/15/2038	7.13%, 2/15/2039	7.50%, 8/1/2041	7.13%, 11/1/2040

MARKET VALUE	$1,313,800	1,276,869	1,184,711	1,152,310	1,138,980

% OF NET ASSETS	1.4	1.3	1.2	1.2	1.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

Municipal Bonds & Notes	99.0%
Short Term Investment	2.6
Other Assets & Liabilities	(1.6)

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

SPDR Nuveen Barclays Capital Build America Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Nuveen Barclays Capital Build America Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the market for taxable municipal securities with respect to which the issuer has made an irrevocable election to designate the bonds as “Qualified Bonds” under the Build America Bond program created under the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support of the interest paid (“direct pay Build America Bonds”). In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30th, 2012 (the “Reporting Period”), the total return for the Fund was 23.52%, and the total return for the Barclays Capital Build America Bond Index (the “Index”) was 24.09%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The Fund has been able to replicate the risk characteristics of the Index very closely. At the end of the reporting period the Fund owned all 194 positions in the Index. Although the Fund is not expected to be able to match the exposures to each Index holding perfectly, the Fund was able to minimize sustained issuer-specific overweights and underweights.

There were several factors contributing to the performance of the Fund. First, interest rates decreased during the reporting period, driving nearly all the performance of the Fund. Build America Bonds, on average, are longer dated securities and therefore have more pronounced interest rate sensitivity. The average maturity of the Index is approximately 25 years. The yield on 30-year Treasury Bonds decreased 162 basis points during the reporting period. Second, credit spreads widened modestly during the performance period, detracting from performance. The spread between the average yield to worst of the Index and 30-year US Treasury bonds widened 24 basis points during the reporting period, from 125 basis points to 149 basis points. The average credit quality of the Index and the Fund is Aa2/AA-. Thirdly, scarcity value has helped enhance the performance of the Fund since the Fund seeks to only own securities contained within the Barclays Build America Bond Index and subsequently within the Barclays U.S. Aggregate Index. Fund management believes that by virtue of inclusion in the aforementioned indices the securities benefit from greater liquidity and enhanced performance. The secondary market for Build America Bonds can be inefficient.

On an individual security level, the top performers in the Fund were Bay Area Toll Authority (BATA) 6.90% 2050 A+/A1, Los Angeles Water and Power Revenue 6.60% 2050 AA/Aa2 and University of California 5.95% 2045 AA-/Aa3. These securities were also the best performers in the Index. All three positions benefited from longer than average maturities and a contraction in credit spread when the average credit spread of the Index increased 24 basis points. The difference between BATA’s yield and the 30-year US Treasury decreased by 14 basis points. The difference between the L.A. Water and Power’s yield and the 30-year US Treasury decreased by 3 basis points. The difference between the University of California’s yield and the 30-year US Treasury decreased 22 basis points. The top negative performers in the Fund were Puerto Rico Electric Power Authority (PREPA) 6.125% 2040 BBB+/NR, North Carolina Turnpike 6.70% 2039 AA/Aa2, and State of California 6.65% 2022 A-/A1. These securities were also the worst performers in the Index. All three positions had positive returns due to a decrease in general market yields however were limited by specific factors. The PREPA position suffered from an above average increase in its credit spread. The difference between its market yield and the 30-year US Treasury yield increased 66 basis points during the period. The North Carolina Turnpike position suffered from a call provision that limited it’s upside price performance during a falling yield environment. The State of California position has a relatively shorter maturity which reduced its price sensitivity to falling yields.

SPDR Nuveen Barclays Capital Build America Bond ETF —
Management’s Discussion of Fund Performance (continued)

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

SPDR Nuveen Barclays Capital Build America Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/12/10, 5/13/10, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Nuveen Barclays Capital Build America Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.3500%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
	NET ASSET	MARKET	BUILD AMERICA	NET ASSET	MARKET	BUILD AMERICA
	VALUE	VALUE	BOND INDEX	VALUE	VALUE	BOND INDEX

ONE YEAR	23.52%	24.62%	24.09%	23.52%	24.62%	24.09%

SINCE INCEPTION (1)	33.40%	33.41%	35.59%	14.44%	14.45%	15.07%

(1)	For the period May 12, 2010 to June 30, 2012.

SPDR Nuveen Barclays Capital Build America Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Nuveen Barclays Capital Build America Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

		NEW JERSEY,
	CALIFORNIA, STATE	STATE TURNPIKE	CALIFORNIA, STATE	CALIFORNIA, STATE	CALIFORNIA, STATE
	GENERAL OBLIGATION,	AUTHORITY REVENUE,	GENERAL OBLIGATION,	GENERAL OBLIGATION,	GENERAL OBLIGATION,
DESCRIPTION	7.55%, 4/1/2039	7.10%, 1/1/2041	7.60%, 11/1/2040	7.30%, 10/1/2039	7.63%, 3/1/2040

MARKET VALUE	$3,857,760	2,587,112	2,321,071	2,160,088	1,990,974

% OF NET ASSETS	3.8	2.5	2.3	2.1	2.0

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

Municipal Bonds & Notes	98.8%
Other Assets & Liabilities	1.2

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

SPDR DB International Government Inflation-Protected Bond ETF —
Management’s Discussion of Fund Performance

The SPDR DB International Government Inflation-Protected Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the inflation protected sector of the global bond market outside the United States. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was −0.69%, and the total return for the DB Global Government ex-US Inflation-Linked Bond Capped Index (the “Index”) was −0.55%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential between the Fund and the Index is primarily due to the expenses of managing the Fund.

In terms of the total return, several factors contributed to the performance in this space. Returns are primarily driven by changes in local yield curves, inflation rates, expectations on inflation rates, and currency exchange rates. The DXY US Dollar Index (a general international value of the US Dollar) increased slightly for the period. As the Fund is unhedged to the USD, the Fund experienced a negative contribution to return approximately equal to the strengthening of the US Dollar. Fortunately, rallying yield curves in the underlying countries of this Fund offset the currency effect resulting in a net performance for the Fund and Index that was modestly negative.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR DB International Government Inflation-Protected Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (3/13/08, 3/19/08, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR DB International Government Inflation-Protected Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.5000%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			DB GLOBAL			DB GLOBAL
			GOVERNMENT EX-U.S.			GOVERNMENT EX-U.S.
	NET ASSET	MARKET	INFLATION-LINKED	NET ASSET	MARKET	INFLATION-LINKED
	VALUE	VALUE	BOND CAPPED INDEX	VALUE	VALUE	BOND CAPPED INDEX

ONE YEAR	−0.69%	−1.05%	−0.55%	−0.69%	−1.05%	−0.55%

THREE YEARS	23.20%	21.84%	24.86%	7.20%	6.81%	7.68%

SINCE INCEPTION (1)	8.44%	8.08%	13.12%	1.90%	1.82%	2.89%

(1)	For the period March 13, 2008 to June 30, 2012.

SPDR DB International Government Inflation-Protected Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR DB International Government Inflation-Protected Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	JAPANESE GOVERNMENT		UNITED KINGDOM	REPUBLIC OF	UNITED KINGDOM
	CPI LINKED BOND,	REPUBLIC OF FRANCE,	TREASURY BOND,	FRANCE,	TREASURY BOND,
DESCRIPTION	1.10%, 12/10/2016	2.25%, 7/25/2020	1.25%, 11/22/2027	1.00%, 7/25/2017	1.88%, 11/22/2022

MARKET VALUE	$62,969,371	56,398,680	48,000,725	41,044,406	37,911,217

% OF NET ASSETS	4.9	4.4	3.8	3.2	3.0

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

Foreign Government Obligations	98.9%
Short Term Investments	0.1
Other Assets & Liabilities	1.0

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

SPDR Barclays Capital Short Term International Treasury Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital Short Term International Treasury Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term (1-3 year remaining maturity) fixed rate, investment grade debt issued by foreign governments of investment grade countries. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was −5.59%, and the total return for the Barclays Capital 1-3 Year Global Treasury ex-US Capped Index (the “Index”) was −5.23%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential between the Fund and the Index can be attributed largely to the Fund’s sampling of risk exposures coupled with trading costs.

Most US fixed income indices (and most fixed income securities for that matter) trade in relation to US Treasury securities. Therefore, when explaining the returns of fixed income sectors, the best place to begin is to look at the performance of US Treasuries. During the Reporting Period, Treasuries rallied (increased in value) across the maturity spectrum mainly for four reasons. First, the downgrading of the US credit rating by Standard & Poor’s in August of 2011 (combined with the US debt ceiling debate) added significant uncertainty to the outlook for credit ratings of all entities and supported Treasuries which are seen to have the least principal risk of all bonds. Second, the US Federal Reserve (the “Fed”) continued to support the capital markets with unconventional methods. The Fed announced Operation Twist (which constitutes buying long Treasuries and selling short Treasuries) and stated their intentions to maintain short-term interest rates at current levels through late 2014. This was the first time that the Fed placed a clear timetable on their “easy money” policies. Third, the European crisis increased in intensity as Greece defaulted on existing debt and Spain and Italy moved to the forefront of investor’s concerns. Lastly, US economic data was inconsistent across the Reporting Period. During the Fall of 2011, data proved weaker than expected (leading to the Fed actions). During the first quarter of 2012, economic data was stronger than expected as employment data surged. However, the second quarter of 2012 saw a return to choppier employment and manufacturing data. As stated above, these factors resulted in higher government bond prices and lower interest rates as investors sought safety and took their cues from the Federal Reserve.

As with most Treasury rallies that occur due to a flight to quality, spread product (corporate bonds, agency bonds, mortgage-backed bonds) rallied in price but not as much as Treasuries of similar duration. Part of the reason is that investors preferred the safety of the Treasury bonds versus the higher yield but greater credit risk of non-Treasury securities. In the case of mortgage-backed securities, as interest rates drop, the mortgages that back the bonds are more prone to refinancing making the bonds more callable. This dynamic inhibits the price of mortgage-backed bonds from increasing in price as much as Treasuries during rallies. One sector within the spread product universe that did outperform Treasuries was below investment grade corporate bonds or high yield bonds. With interest rates at generational lows during much of the Reporting Period, investors felt compelled to maintain or increase their allocations to high yield corporate bonds. Default rates on these bonds remain very low by historical standards and investors felt a need to increase the yield profile of their bond portfolios.

The asset class (Treasuries ex-USD) underperformed comparable duration US Treasuries as the US was seen as a safe haven from the European crisis. Notable laggards during the Reporting Period were Spain and Italy, while Germany and France outperformed during the Reporting Period as “Core” Europe was seen as a safe haven from the issues of the peripheral nations.

SPDR Barclays Capital Short Term International Treasury Bond ETF —
Management’s Discussion of Fund Performance (continued)

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR Barclays Capital Short Term International Treasury Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/15/09, 1/27/09, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital Short Term International Treasury Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.3500%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
			1-3 YEAR GLOBAL			1-3 YEAR GLOBAL
	NET ASSET	MARKET	TREASURY EX-US	NET ASSET	MARKET	TREASURY EX-US
	VALUE	VALUE	CAPPED INDEX	VALUE	VALUE	CAPPED INDEX

ONE YEAR	−5.59%	−6.41%	−5.23%	−5.59%	−6.41%	−5.23%

THREE YEARS	7.27%	6.64%	8.85%	2.37%	2.17%	2.87%

SINCE INCEPTION (1)	13.93%	13.27%	16.02%	3.84%	3.67%	4.34%

(1)	For the period January 15, 2009 to June 30, 2012.

SPDR Barclays Capital Short Term International Treasury Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Barclays Capital Short Term International Treasury Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

		GOVERNMENT			GOVERNMENT
	KINGDOM OF	OF JAPAN	UNITED KINGDOM	COMMONWEALTH	OF JAPAN
	SWEDEN,	10 YEAR BOND,	TREASURY BOND,	OF AUSTRALIA,	2 YEAR BOND,
DESCRIPTION	6.75%, 5/5/2014	1.50%, 9/20/2014	2.75%, 1/22/2015	4.50%, 10/21/2014	0.20%, 8/15/2013

MARKET VALUE	$5,801,456	5,361,146	4,987,013	4,928,878	4,629,384

% OF NET ASSETS	2.6	2.4	2.2	2.2	2.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

Foreign Government Obligations	98.2%
Short Term Investments	0.2
Other Assets & Liabilities	1.6

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

SPDR Barclays Capital International Treasury Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital International Treasury Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the fixed-rate local currency sovereign debt of investment grade countries outside the United States. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was −0.58%, and the total return for the Barclays Capital Global Treasury Ex-US Capped Index (the “Index”) was 0.10%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential between the Fund and the Index can be attributed largely to the Fund’s sampling of risk exposures coupled with trading costs.

Most US fixed income indices (and most fixed income securities for that matter) trade in relation to US Treasury securities. Therefore, when explaining the returns of fixed income sectors, the best place to begin is to look at the performance of US Treasuries. During the Reporting Period, Treasuries rallied (increased in value) across the maturity spectrum mainly for four reasons. First, the downgrading of the US credit rating by Standard & Poor’s in August of 2011 (combined with the US debt ceiling debate) added significant uncertainty to the outlook for credit ratings of all entities and supported Treasuries which are seen to have the least principal risk of all bonds. Second, the US Federal Reserve (the “Fed”) continued to support the capital markets with unconventional methods. The Fed announced Operation Twist (which constitutes buying long Treasuries and selling short Treasuries) and stated their intentions to maintain short-term interest rates at current levels through late 2014. This was the first time that the Fed placed a clear timetable on their “easy money” policies. Third, the European crisis increased in intensity as Greece defaulted on existing debt and Spain and Italy moved to the forefront of investor’s concerns. Lastly, US economic data was inconsistent across the Reporting Period. During the Fall of 2011, data proved weaker than expected (leading to the Fed actions). During the first quarter of 2012, economic data was stronger than expected as employment data surged. However, the second quarter of 2012 saw a return to choppier employment and manufacturing data. As stated above, these factors resulted in higher government bond prices and lower interest rates as investors sought safety and took their cues from the Federal Reserve.

As with most Treasury rallies that occur due to a flight to quality, spread product (corporate bonds, agency bonds, mortgage-backed bonds) rallied in price but not as much as Treasuries of similar duration. Part of the reason is that investors preferred the safety of the Treasury bonds versus the higher yield but greater credit risk of non-Treasury securities. In the case of mortgage-backed securities, as interest rates drop, the mortgages that back the bonds are more prone to refinancing making the bonds more callable. This dynamic inhibits the price of mortgage-backed bonds from increasing in price as much as Treasuries during rallies. One sector within the spread product universe that did outperform Treasuries was below investment grade corporate bonds or high yield bonds. With interest rates at generational lows during much of the Reporting Period, investors felt compelled to maintain or increase their allocations to high yield corporate bonds. Default rates on these bonds remain very low by historical standards and investors felt a need to increase the yield profile of their bond portfolios.

While the Index generated a small total return for Reporting Period, the asset class greatly underperformed comparable duration Treasuries. The sovereign securities that underperformed the most during the time period were those issued by Spain, Italy and Greece as the peripheral European nations continued to struggle with their debt loads. Conversely, the “core” European nations of Germany and France were amongst the strongest performers as money fled the periphery in search of safety.

SPDR Barclays Capital International Treasury Bond ETF —
Management’s Discussion of Fund Performance (continued)

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR Barclays Capital International Treasury Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/2/07, 10/5/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital International Treasury Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.5000%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
	NET ASSET	MARKET	GLOBAL TREASURY	NET ASSET	MARKET	GLOBAL TREASURY
	VALUE	VALUE	EX-US CAPPED INDEX	VALUE	VALUE	EX-US CAPPED INDEX

ONE YEAR	−0.58%	−0.46%	0.10%	−0.58%	−0.46%	0.10%

THREE YEARS	15.27%	14.44%	17.07%	4.85%	4.60%	5.39%

SINCE INCEPTION (1)	26.20%	26.13%	30.87%	5.03%	5.01%	5.83%

(1)	For the period October 2, 2007 to June 30, 2012.

SPDR Barclays Capital International Treasury Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Barclays Capital International Treasury Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	GOVERNMENT OF	GOVERNMENT OF		GOVERNMENT OF	GOVERNMENT OF
	JAPAN	JAPAN		JAPAN	JAPAN
	10 YEAR BOND,	20 YEAR BOND,	KINGDOM OF DENMARK,	20 YEAR BOND,	20 YEAR BOND,
DESCRIPTION	1.50%, 9/20/2014	2.30%, 6/20/2027	4.50%, 11/15/2039	2.60%, 3/20/2019	2.90%, 9/20/2019

MARKET VALUE	$31,807,742	26,562,596	15,777,967	15,321,329	15,148,559

% OF NET ASSETS	1.7	1.4	0.8	0.8	0.8

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

Foreign Government Obligations	98.7%
Short Term Investments	0.3
Other Assets & Liabilities	1.0

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

SPDR Barclays Capital International Corporate Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital International Corporate Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the investment grade corporate sector of the global bond market outside of the United States. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was −5.17%, and the total return for the Barclays Capital Global Aggregate ex-USD >$1B: Corporate Bond Index (the “Index”) was −4.71%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential was caused by pricing and accounting differences and the inability to directly access the JPY corporate bond market.

The 2011 calendar year was punctuated by an escalation in the crisis emanating from the European peripheral economies which expanded beyond Greece, Ireland and Portugal to also include Italy and Spain. Stronger economic data in the U.S. and further easing of reserve requirements by the Chinese central bank then helped ease markets at the start of 2012. Risky assets in general enjoyed strong returns in the first calendar quarter of 2012 including corporate bond debt. Financials — which are very sensitive to the eurozone crisis — outperformed utilities and industrials. The European Central Bank’s (ECB) liquidity measures also had a demonstrably positive impact — the ECB completed the second of its three-year Long Term Refinancing Operations (LTRO) at the end of February, allotting €529.5 billion to 800 European banks, which was on top of the €489 billion allotted in December.

The benefits of the ECB’s intervention faded in the second calendar quarter of 2012. The ongoing sovereign crisis and the threat to the economic outlook led to yield spreads widening across all sectors.

The Fund invested in Japanese foreign exchange forwards to help proxy the exposure to the Japanese corporate market during the Reporting Period. This had a material impact in helping the Fund track the Index.

Over the Reporting Period, spread levels rose across all sectors. Utilities ended the Reporting Period significantly wider. Financials and industrials were broadly similar with spreads widening slightly less than utilities. From a total return stand point, financials, which weight over half of the Index, were the main detractor to performance. Industrials and utilities also posted negative returns during the Reporting Period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR Barclays Capital International Corporate Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (5/19/10, 5/20/10, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital International Corporate Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.5500%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
			GLOBAL AGGREGATE			GLOBAL AGGREGATE
	NET ASSET	MARKET	EX-USD > $1B: CORPORATE	NET ASSET	MARKET	EX-USD > $1B: CORPORATE
	VALUE	VALUE	BOND INDEX	VALUE	VALUE	BOND INDEX

ONE YEAR	−5.17%	−5.55%	−4.71%	−5.17%	−5.55%	−4.71%

SINCE INCEPTION (1)	12.74%	12.84%	13.93%	5.82%	5.87%	6.20%

(1)	For the period May 19, 2010 to June 30, 2012.

SPDR Barclays Capital International Corporate Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED IN NET ASSET VALUE)

SPDR Barclays Capital International Corporate Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	COOPERATIEVE CENTRALE	COOPERATIEVE CENTRALE	COOPERATIEVE CENTRALE		COOPERATIEVE CENTRALE
	RAIFFEISEN-BOERENLEENBANK	RAIFFEISEN-BOERENLEENBANK	RAIFFEISEN-BOERENLEENBANK		RAIFFEISEN-BOERENLEENBANK
	BA/NETHERLANDS,	BA/NETHERLANDS,	BA/NETHERLANDS,	DEUTSCHE BANK AG,	BA/NETHERLANDS,
DESCRIPTION	4.13%, 7/14/2025	3.38%, 4/21/2017	4.38%, 1/22/2014	5.13%, 8/31/2017	3.38%, 1/18/2016

MARKET VALUE	$623,904	600,088	599,295	504,263	468,917

% OF NET ASSETS	0.9	0.8	0.8	0.7	0.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

Corporate Bonds & Notes	97.6%
Short Term Investments	0.0 **
Other Assets & Liabilities	2.4

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

SPDR Barclays Capital Emerging Markets Local Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital Emerging Markets Local Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the fixed-rate local currency sovereign debt of emerging market countries. In seeking this objective, the Fund uses a sampling strategy.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was −1.28%, and the total return for the Barclays Capital EM Local Currency Government Diversified Index (the “Index”) was −0.98%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed primarily to pricing and accounting differences. Further, access to local currency Russian bonds is restricted and the global bonds had a different performance pattern versus locally available bonds. Columbia on-shore bonds are also difficult to access and this exposure is taken using off-shore bonds. Timing impacts from obtaining exposure to restricted currencies, taxes and transaction costs also impacted the performance differential.

The 2011 calendar year was punctuated by an escalation in the crisis emanating from the European peripheral economies which expanded beyond Greece, Ireland and Portugal to also include Italy and Spain. Stronger economic data in the US and further easing of reserve requirements by the Chinese central bank then helped ease markets at the start of 2012. Risky assets in general enjoyed strong returns in the first calendar quarter of 2012 including emerging market debt. The European Central Bank’s (ECB) liquidity measures also had a demonstrably positive impact — the ECB completed the second of its three-year Long Term Refinancing Operations (LTRO) at the end of February, allotting €529.5 billion to 800 European banks, which was on top of the €489 billion allotted in December.

The benefits of the ECB’s intervention however faded in the second calendar quarter of 2012. After a strong appreciation of emerging market currencies in the first quarter, the selloff in May has been very impressive. Since currencies drive a large percentage of emerging market debt performance, the drop in the Polish Zloty or the Russian Ruble versus the US dollar drove the Index down sharply. Meanwhile as currencies weighed on overall performance, the slower global growth prospects led to anticipation of potential further easing policies. Economic turmoil in Europe has been cutting into demand for manufactured goods such as aircraft and Brazil’s still-strong currency makes its exports less competitive. So far, Brazil has responded to the slowdown by reducing its benchmark interest rate and taking measures to weaken the Brazilian real.

No region was completely shielded during the second quarter of 2012, but less export oriented countries faired better as growth expectations were downgraded. Meanwhile inflation forecasts did not point to upward growth. Eastern Europe is the region that was most exposed to the clouded horizon formed by the Eurozone crisis. This resulted in the region underperforming Latin America and Asia.

The Fund used foreign exchange forwards to gain and maintain adequate exposure to a number of currencies. The impact was marginal and intended for efficient portfolio management only (i.e., to help the Fund track the Index).

Over the reporting period, the emerging market government bond index was slightly lower but with some significant dispersion. The Peruvian and Philippines markets were up significantly while Colombia also posted impressive returns. On the other hand, the Eastern European region underperformed with the Czech Republic, Russia, Hungary and Poland all posting negative returns.

SPDR Barclays Capital Emerging Markets Local Bond ETF —
Management’s Discussion of Fund Performance (continued)

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR Barclays Capital Emerging Markets Local Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/23/11, 2/24/11, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital Emerging Markets Local Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.5000%.

PERFORMANCE AS OF JUNE 30, 2012

		CUMULATIVE TOTAL RETURN		AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL EM			BARCLAYS CAPITAL EM
			LOCAL CURRENCY			LOCAL CURRENCY
	NET ASSET	MARKET	GOVERNMENT	NET ASSET	MARKET	GOVERNMENT
	VALUE	VALUE	DIVERSIFIED INDEX	VALUE	VALUE	DIVERSIFIED INDEX

ONE YEAR	−1.30%	−1.48%	−0.98%	−1.30%	−1.48%	−0.98%

SINCE INCEPTION (1) (2)	5.33%	6.49%	6.78%	3.91%	4.76%	4.75%

(1)	For the period February 23, 2011 to June 30, 2012.

SPDR Barclays Capital Emerging Markets Local Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED IN NET ASSET VALUE)

SPDR Barclays Capital Emerging Markets Local Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

		BRAZIL NOTAS DO	BRAZIL LETRAS DO	BRAZIL LETRAS DO
	RUSSIAN FOREIGN	TESOURO NACIONAL	TESOURO NACIONAL,	TESOURO NACIONAL,
	BOND–EUROBOND,	SERIES F,	ZERO COUPON,	ZERO COUPON,	TURKEY GOVERNMENT BOND,
DESCRIPTION	7.85%, 3/10/2018	10.00%, 1/1/2017	4/1/2014	7/1/2013	10.00%, 12/4/2013

MARKET VALUE	$8,590,474	4,719,633	4,580,091	3,627,845	3,176,895

% OF NET ASSETS	4.4	2.4	2.3	1.8	1.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

Foreign Government Obligations	96.0%
Short Term Investments	4.2
Other Assets & Liabilities	(0.2)

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

SPDR Barclays Capital High Yield Bond ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital High Yield Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield corporate bond market. In seeking this objective, the Fund uses a sampling strategy and may or may not hold all of the securities in the underlying index.

For the 12-month period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was 6.50%, and the total return for the Barclays Capital High Yield Very Liquid Index (the “Index”) was 7.99%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was outside expectations. The performance differential can be attributed to expenses of managing the Fund, sector allocation and security selection. The majority of the performance deviation arises from security sampling.

Most US fixed income indices (and most fixed income securities for that matter) trade in relation to US Treasury securities. Therefore, when explaining the returns of fixed income sectors, the best place to begin is to look at the performance of US Treasuries. During the Reporting Period, Treasuries rallied (increased in value) across the maturity spectrum mainly for four reasons. First, the downgrading of the US credit rating by Standard & Poor’s in August of 2011 (combined with the US debt ceiling debate) added significant uncertainty to the outlook for credit ratings of all entities and supported Treasuries which are seen to have the least principal risk of all bonds. Second, the US Federal Reserve (the “Fed”) continued to support the capital markets with unconventional methods. The Fed announced Operation Twist (which constitutes buying long Treasuries and selling short Treasuries) and stated their intentions to maintain short-term interest rates at current levels through late 2014. This was the first time that the Fed placed a clear timetable on their “easy money” policies. Third, the European crisis increased in intensity as Greece defaulted on existing debt and Spain and Italy moved to the forefront of investor’s concerns. Lastly, US economic data was inconsistent across the Reporting Period. During the Fall of 2011, data proved weaker than expected (leading to the Fed actions). During the first quarter of 2012, economic data was stronger than expected as employment data surged. However, the second quarter of 2012 saw a return to choppier employment and manufacturing data. As stated above, these factors resulted in higher government bond prices and lower interest rates as investors sought safety and took their cues from the Federal Reserve.

As with most Treasury rallies that occur due to a flight to quality, spread product (corporate bonds, agency bonds, mortgage-backed bonds) rallied in price but not as much as Treasuries of similar duration. Part of the reason is that investors preferred the safety of the Treasury bonds versus the higher yield but greater credit risk of non-Treasury securities. In the case of mortgage-backed securities, as interest rates drop, the mortgages that back the bonds are more prone to refinancing making the bonds more callable. This dynamic inhibits the price of mortgage-backed bonds from increasing in price as much as Treasuries during rallies. One sector within the spread product universe that did outperform Treasuries was below investment grade corporate bonds or high yield bonds. With interest rates at generational lows during much of the Reporting Period, investors felt compelled to maintain or increase their allocations to high yield corporate bonds. Default rates on these bonds remain very low by historical standards and investors felt a need to increase the yield profile of their bond portfolios.

High yield securities not only posted strong total returns during the Reporting Period, but returns in excess of comparable duration Treasuries were positive as well. This outperformance is attributable to the yield advantage that high yield securities have. This yield advantage was great enough to offset the widening in the risk premium of the Index over Treasuries. Given the low interest rate environment, investors have allocated away from US Treasury debt and into corporate debt, including high yield corporate bonds.

SPDR Barclays Capital High Yield Bond ETF —
Management’s Discussion of Fund Performance (continued)

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR Barclays Capital High Yield Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until several days after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/28/07, 12/04/07, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital High Yield Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2011 is 0.4000%.

PERFORMANCE AS OF JUNE 30, 2012

		CUMULATIVE TOTAL RETURN		AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
	NET ASSET	MARKET	HIGH YIELD VERY	NET ASSET	MARKET	HIGH YIELD VERY
	VALUE	VALUE	LIQUID INDEX	VALUE	VALUE	LIQUID INDEX

ONE YEAR	6.50%	6.50%	7.99%	6.50%	6.50%	7.99%

THREE YEARS	53.27%	50.69%	60.72%	15.30%	14.65%	17.13%

SINCE INCEPTION (1)	33.49%	34.56%	54.04%	6.49%	6.68%	9.70%

(1)	For the period November 28, 2007 to June 30, 2012.

SPDR Barclays Capital High Yield Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUES)

SPDR Barclays Capital High Yield Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

				ENERGY FUTURE
				INTERMEDIATE	CAESARS
	SPRINT NEXTEL			HOLDING CO.	ENTERTAINMENT
	CORP., 9.00%,	HCA, INC., 6.50%,	FIRST DATA CORP.,	LLC/EFIH FINANCE,	OPERATING CO., INC.,
DESCRIPTION	11/15/2018	2/15/2020	12.63%, 1/15/2021	INC., 10.00%, 12/1/2020	11.25%, 6/1/2017

MARKET VALUE	$160,389,187	155,497,534	142,620,052	112,547,550	109,894,331

% OF NET ASSETS	1.5	1.4	1.3	1.0	1.0

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

Corporate Bonds & Notes	97.1%
Short Term Investments	1.0
Other Assets & Liabilities	1.9

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

SPDR Barclays Capital Short Term High Yield Bond ETF —
Management’s Discussion of Fund Performance

The SPDR® Barclays Capital Short Term High Yield Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Barclays Capital US High Yield 350mn Cash Pay 0-5 Yr 2% Capped Index. In seeking this objective, the Fund uses a sampling strategy.

The Fund’s performance reflects the expenses of the managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

For the since inception period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was 0.44%, and the total return for the Index was 1.42%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund underperformed the return of the Index by 98 basis points for the Reporting Period. After adjusting for a pro-rata share of the forty basis points for the net expense ratio, the Fund’s gross return was eighty six basis points below the Index. Trading costs incurred during the initial funding month dragged down performance by 66 basis points.

Most US fixed income indices (and most fixed income securities for that matter) trade in relation to US Treasury securities. Therefore, when explaining the returns of fixed income sectors, the best place to begin is to look at the performance of US Treasuries. During the Reporting Period, Treasuries rallied (increased in value) across the maturity spectrum mainly for four reasons. First, the downgrading of the US credit rating by Standard & Poor’s in August of 2011 (combined with the US debt ceiling debate) added significant uncertainty to the outlook for credit ratings of all entities and supported Treasuries which are seen to have the least principal risk of all bonds. Second, the US Federal Reserve (the “Fed”) continued to support the capital markets with unconventional methods. The Fed announced Operation Twist (which constitutes buying long Treasuries and selling short Treasuries) and stated their intentions to maintain short-term interest rates at current levels through late 2014. This was the first time that the Fed placed a clear timetable on their “easy money” policies. Third, the European crisis increased in intensity as Greece defaulted on existing debt and Spain and Italy moved to the forefront of investor’s concerns. Lastly, US economic data was inconsistent across the Reporting Period. During the Fall of 2011, data proved weaker than expected (leading to the Fed actions). During the first quarter of 2012, economic data was stronger than expected as employment data surged. However, the second quarter of 2012 saw a return to choppier employment and manufacturing data. As stated above, these factors resulted in higher government bond prices and lower interest rates as investors sought safety and took their cues from the Federal Reserve.

As with most Treasury rallies that occur due to a flight to quality, spread product (corporate bonds, agency bonds, mortgage-backed bonds) rallied in price but not as much as Treasuries of similar duration. Part of the reason is that investors preferred the safety of the Treasury bonds versus the higher yield but greater credit risk of non-Treasury securities. In the case of mortgage-backed securities, as interest rates drop, the mortgages that back the bonds are more prone to refinancing making the bonds more callable. This dynamic inhibits the price of mortgage-backed bonds from increasing in price as much as Treasuries during rallies. One sector within the spread product universe that did outperform Treasuries was below investment grade corporate bonds or high yield bonds. With interest rates at generational lows during much of the Reporting Period, investors felt compelled to maintain or increase their allocations to high yield corporate bonds. Default rates on these bonds remain very low by historical standards and investors felt a need to increase the yield profile of their bond portfolios.

The overall Index outperformed duration-matched Treasuries for the Reporting Period. Of the three major sectors, finance was the top performer followed by utilities and industrials. Single-C rated issues, while only a

SPDR Barclays Capital Short Term High Yield Bond ETF —
Management’s Discussion of Fund Performance (continued)

very small percentage of the Index, were the best performing quality bucket while Double-C issues were the worst performer.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR Barclays Capital Short Term High Yield Bond ETF —
Portfolio Summary

The Fund had less than six months of operations at reporting period end and therefore does not have performance history to provide in this report.

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

	CLEARWIRE COMMUNICATIONS			CAESARS
	LLC / CLEARWIRE	INTELSAT LUXEMBOURG	SPRINGLEAF	ENTERTAINMENT
	FINANCE, INC.,	SA, 11.25%,	FINANCE CORP.,	OPERATING CO.,	HCA, INC.,
DESCRIPTION	12.00%, 12/1/2015	2/4/2017	5.85%, 6/1/2013	INC., 11.25%, 6/1/2017	6.50%, 2/15/2016

MARKET VALUE	$1,820,000	1,802,500	1,680,000	1,636,875	1,616,250

% OF NET ASSETS	1.4	1.3	1.3	1.2	1.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

Corporate Bonds & Notes	97.6%
Short Term Investments	0.4
Other Assets & Liabilities	2.0

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

SPDR Barclays Capital Investment Grade Floating Rate ETF —
Management’s Discussion of Fund Performance

The SPDR Barclays Capital Investment Grade Floating Rate ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of an index that tracks the market for U.S. dollar-denominated, investment grade floating rate notes with maturities greater than or equal to one month and less than five years. In seeking this objective, the Fund uses a sampling strategy.

For the period ended June 30, 2012 (the “Reporting Period”), the total return for the Fund was 1.95%, and the total return for the Barclays Capital U.S. Dollar Floating Rate Note G 5 Years Index (the “Index”) was 2.18%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations. The performance differential can be attributed to expenses of managing the Fund, sector allocation and security selection. Generally speaking, the Fund maintained a somewhat lower yield and shorter spread duration relative to the Index during the Reporting Period

The three month Libor, the rate to which all Fund holdings are indexed, changed little during the Reporting Period. Credit spreads in the Index however, narrowed.

Most US fixed income indices (and most fixed income securities for that matter) trade in relation to US Treasury securities. Therefore, when explaining the returns of fixed income sectors, the best place to begin is to look at the performance of US Treasuries. During the Reporting Period, Treasuries rallied (increased in value) across the maturity spectrum mainly for four reasons. First, the downgrading of the US credit rating by Standard & Poor’s in August of 2011 (combined with the US debt ceiling debate) added significant uncertainty to the outlook for credit ratings of all entities and supported Treasuries which are seen to have the least principal risk of all bonds. Second, the US Federal Reserve (the “Fed”) continued to support the capital markets with unconventional methods. The Fed announced Operation Twist (which constitutes buying long Treasuries and selling short Treasuries) and stated their intentions to maintain short-term interest rates at current levels through late 2014. This was the first time that the Fed placed a clear timetable on their “easy money” policies. Third, the European crisis increased in intensity as Greece defaulted on existing debt and Spain and Italy moved to the forefront of investor’s concerns. Lastly, US economic data was inconsistent across the Reporting Period. During the Fall of 2011, data proved weaker than expected (leading to the Fed actions). During the first quarter of 2012, economic data was stronger than expected as employment data surged. However, the second quarter of 2012 saw a return to choppier employment and manufacturing data. As stated above, these factors resulted in higher government bond prices and lower interest rates as investors sought safety and took their cues from the Federal Reserve.

As with most Treasury rallies that occur due to a flight to quality, spread product (corporate bonds, agency bonds, mortgage-backed bonds) rallied in price but not as much as Treasuries of similar duration. Part of the reason is that investors preferred the safety of the Treasury bonds versus the higher yield but greater credit risk of non-Treasury securities. In the case of mortgage-backed securities, as interest rates drop, the mortgages that back the bonds are more prone to refinancing making the bonds more callable. This dynamic inhibits the price of mortgage-backed bonds from increasing in price as much as Treasuries during rallies. One sector within the spread product universe that did outperform Treasuries was below investment grade corporate bonds or high yield bonds. With interest rates at generational lows during much of the Reporting Period, investors felt compelled to maintain or increase their allocations to high yield corporate bonds. Default rates on these bonds remain very low by historical standards and investors felt a need to increase the yield profile of their bond portfolios.

SPDR Barclays Capital Investment Grade Floating Rate ETF —
Management’s Discussion of Fund Performance (continued)

On an individual security level, the top positive contributors to the Fund’s performance were Bank of America 1/30/14, Morgan Stanley 1/24/14 and Goldman Sachs 9/29/14. All three securities performed well due to spread tightening in response to investors’ more positive outlook on the investment banking sector. The European Central Bank’s bank lending program and the completion of Moody’s credit downgrades were both positive catalysts for these high beta names. The top negative contributors were JPMorgan Chase 2/26/13 and Westpac Bank 6/14/13. JPMorgan Chase’s spreads widened due to its large trading loss announced during the second quarter of 2012. Westpac Bank suffered as the Australian economy continues to cool and investors remain wary of frequent issuers such as Westpac who may suffer going forward from the fragile wholesale debt markets.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

SPDR Barclays Capital Investment Grade Floating Rate Bond ETF —
Performance Summary

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/30/11, 12/1/11, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Barclays Capital Investment Grade Floating Rate Bond ETF as stated in the Fees and Expenses table of the prospectus dated November 30, 2011 is 0.1500%.

PERFORMANCE AS OF JUNE 30, 2012

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN

			BARCLAYS CAPITAL			BARCLAYS CAPITAL
			U.S. DOLLAR			U.S. DOLLAR
	NET ASSET	MARKET	FLOATING RATE NOTE	NET ASSET	MARKET	FLOATING RATE NOTE
	VALUE	VALUE	< 5 YEARS INDEX	VALUE	VALUE	< 5 YEARS INDEX

SINCE INCEPTION (1)	1.95%	1.39%	2.18%	N/A	N/A	N/A

(1) For the period November 30, 2011 to June 30, 2012.

SPDR Barclays Capital Investment Grade Floating Rate Bond ETF —
Performance Summary (continued)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

SPDR Barclays Capital Investment Grade Floating Rate Bond ETF —
Portfolio Summary

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

		THE GOLDMAN SACHS	COMMONWEALTH	JPMORGAN
	MORGAN STANLEY,	GROUP, INC.,	BANK OF AUSTRALIA,	CHASE & CO.,	BANK OF AMERICA CORP.,
DESCRIPTION	2.07%, 1/24/2014	1.06%,9/29/2014	1.02%, 3/19/2013	1.12%, 2/26/2013	1.89%,1/30/2014

MARKET VALUE	$425,723	351,492	300,976	292,978	287,960

% OF NET ASSETS	4.7	3.9	3.3	3.2	3.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

Corporate Bonds & Notes	98.1%
Foreign Government Obligations	1.1
Short Term Investments	5.0
Other Assets & Liabilities	(4.2)

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF —
Portfolio Summary

The Fund had less than six months of operations at reporting period end and therefore does not have performance history to provide in this report.

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

		PETROBRAS
	PETROLEOS	INTERNATIONAL	AMERICA MOVIL SAB	MAJAPAHIT HOLDING	GAZPROM OAO
	MEXICANOS, 5.50%,	FINANCE CO.,3.50%,	DE CV, 5.00%,	BV, 7.75%,	VIA GAZ CAPITAL SA,
DESCRIPTION	1/21/2021	2/6/2017	3/30/2020	1/20/2020	9.25%, 4/23/2019

MARKET VALUE	$621,500	513,242	482,649	477,000	374,187

% OF NET ASSETS	4.1	3.4	3.2	3.2	2.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

Corporate Bonds & Notes	96.9%
Short Term Investments	1.6
Other Assets & Liabilities	1.5

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

SPDR BofA Merrill Lynch Crossover Corporate Bond ETF —
Portfolio Summary

The Fund had less than six months of operations at reporting period end and therefore does not have performance history to provide in this report.

TOP FIVE HOLDINGS AS OF JUNE 30, 2012

			FRONTIER
		FORD MOTOR CREDIT	COMMUNICATIONS	TENNESSEE GAS	CHESAPEAKE ENERGY
	HCA, INC., 7.25%,	CO. LLC, 4.25%,	CORP., 8.50%,	PIPELINE CO.,	CORP., 6.63%,
DESCRIPTION	9/15/2020	2/3/2017	4/15/2020	7.00%, 3/15/2027	8/15/2020

MARKET VALUE	$165,000	157,234	132,500	125,298	123,750

% OF NET ASSETS	1.6	1.6	1.3	1.2	1.2

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

ASSET ALLOCATION AS OF JUNE 30, 2012*

PERCENT OF
NET ASSETS

Corporate Bonds & Notes	98.2%
Short Term Investments	0.4
Other Assets & Liabilities	1.4

TOTAL	100.0%

*	The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.

SPDR Barclays Capital 1-3 Month T-Bill ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount	Value

U.S. TREASURY OBLIGATIONS — 100.0%
Treasury Bills*
0.06%, 8/2/2012	$152,597,000	$152,590,899
0.06%, 8/9/2012	157,772,000	157,764,309
0.06%, 8/16/2012	157,772,000	157,762,923
0.07%, 8/23/2012	222,431,000	222,416,271
0.07%, 8/30/2012	157,772,000	157,758,856
0.08%, 9/20/2012	222,431,000	222,393,462
0.08%, 9/13/2012	157,772,000	157,746,061
0.09%, 9/27/2012	152,597,000	152,563,424
0.70%, 9/6/2012	157,772,000	157,751,441

TOTAL U.S. TREASURY OBLIGATIONS —
(Cost $1,538,732,606)		1,538,747,646

	Shares
SHORT TERM INVESTMENT — 0.0% (a)
MONEY MARKET FUND — 0.0% (a)
State Street Institutional Liquid Reserves Fund 0.20% (b)(c)(d) (Cost $343,929)	343,929	343,929

TOTAL INVESTMENTS — 100.0% (e)
(Cost $1,539,076,535)		1,539,091,575
OTHER ASSETS & LIABILITIES — 0.0% (a)		420,847

NET ASSETS — 100.0%		$1,539,512,422

*	Rate shown is the discount rate at time of purchase, not a coupon rate.
(a)	Amount shown represents less than 0.05% of net assets.
(b)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	Value is determined based on Level 1 inputs. (Note 2)
(e)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR Barclays Capital TIPS ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount	Value

U.S. TREASURY OBLIGATIONS — 99.3%
Treasury Inflation Protected Indexed Notes
0.13%, 4/15/2016	$32,615,026	$33,975,725
0.50%, 4/15/2015	18,385,884	19,095,395
1.13%, 1/15/2021	31,460,554	36,248,536
1.25%, 4/15/2014	13,545,017	13,995,795
1.25%, 7/15/2020	27,859,382	32,403,805
1.38%, 7/15/2018 (a)	13,029,805	14,886,553
1.38%, 1/15/2020	16,463,698	19,167,366
1.63%, 1/15/2015	18,670,511	19,857,768
1.63%, 1/15/2018	14,700,104	16,808,686
1.88%, 7/15/2013 (a)	20,209,775	20,705,521
1.88%, 7/15/2015	16,399,245	17,852,054
1.88%, 7/15/2019	13,348,900	15,979,033
2.00%, 1/15/2014	21,327,318	22,160,363
2.00%, 7/15/2014	18,914,243	20,054,961
2.00%, 1/15/2016	16,071,337	17,791,453
2.13%, 1/15/2019	12,898,247	15,447,715
2.38%, 1/15/2017	16,050,056	18,542,790
2.50%, 7/15/2016	18,582,467	21,297,180
2.63%, 7/15/2017	12,674,437	15,074,722
Treasury Inflation Protected Indexed Bonds
0.13%, 4/15/2017 (a)	13,573,027	14,336,510
0.13%, 1/15/2022	34,224,565	36,251,344
0.63%, 7/15/2021 (a)	29,838,856	33,275,099
0.75%, 2/15/2042 (a)	13,393,081	14,098,360
1.75%, 1/15/2028	14,003,864	17,553,003
2.00%, 1/15/2026	18,907,748	24,160,510
2.13%, 2/15/2040	13,169,945	18,711,594
2.13%, 2/15/2041	20,551,910	29,373,200
2.38%, 1/15/2025	27,872,787	36,748,597
2.38%, 1/15/2027	15,335,909	20,586,004
2.50%, 1/15/2029	12,366,759	17,156,899
3.38%, 4/15/2032	5,298,545	8,539,771
3.63%, 4/15/2028	19,470,085	30,032,606
3.88%, 4/15/2029	22,254,213	35,930,094

TOTAL U.S. TREASURY OBLIGATIONS —
(Cost $668,487,136)		728,099,012

	Shares
SHORT TERM INVESTMENTS — 4.3%
MONEY MARKET FUNDS — 4.3%
State Street Navigator Securities Lending Prime Portfolio (b)(c)	31,170,780	31,170,780
State Street Institutional Liquid Reserves Fund 0.20% (c)(d)	229,449	229,449

TOTAL SHORT TERM INVESTMENTS — (e)
(Cost $31,400,229)		31,400,229

TOTAL INVESTMENTS — 103.6% (f)
(Cost $699,887,365)		759,499,241
OTHER ASSETS & LIABILITIES — (3.6)%		(26,514,766)

NET ASSETS — 100.0%		$732,984,475

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Investments of cash collateral for securities loaned.
(c)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	Value is determined based on Level 1 inputs. (Note 2)
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR Barclays Capital Short Term Treasury ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount	Value

U.S. TREASURY OBLIGATIONS — 99.2%
Treasury Bonds
7.25%, 5/15/2016	$26,000	$32,602
7.50%, 11/15/2016	20,000	25,870
8.75%, 5/15/2017	10,000	13,837
9.25%, 2/15/2016	6,000	7,867
9.88%, 11/15/2015	6,000	7,880
10.63%, 8/15/2015	4,000	5,258
11.25%, 2/15/2015	12,000	15,383
Treasury Notes
0.13%, 8/31/2013 (a)	63,000	62,897
0.13%, 9/30/2013	70,000	69,869
0.13%, 12/31/2013	60,000	59,841
0.25%, 10/31/2013	63,000	62,970
0.25%, 11/30/2013	68,000	67,954
0.25%, 1/31/2014	55,000	54,950
0.25%, 2/28/2014	60,000	59,941
0.25%, 3/31/2014	50,000	49,942
0.25%, 4/30/2014	50,000	49,938
0.25%, 5/31/2014	50,000	49,940
0.25%, 6/30/2014	50,000	49,938
0.25%, 9/15/2014	52,000	51,892
0.25%, 12/15/2014	55,000	54,861
0.25%, 1/15/2015	45,000	44,874
0.25%, 2/15/2015	50,000	49,827
0.25%, 5/15/2015	40,000	39,827
0.38%, 7/31/2013	68,000	68,085
0.38%, 11/15/2014	62,000	62,038
0.38%, 3/15/2015	50,000	49,972
0.38%, 4/15/2015	50,000	49,966
0.38%, 6/15/2015	45,000	44,961
0.50%, 10/15/2013	36,000	36,100
0.50%, 11/15/2013	48,000	48,139
0.50%, 8/15/2014	55,000	55,185
0.50%, 10/15/2014	52,000	52,190
0.63%, 7/15/2014	62,000	62,355
0.63%, 5/31/2017	50,000	49,769
0.75%, 8/15/2013	57,000	57,307
0.75%, 9/15/2013	54,000	54,309
0.75%, 12/15/2013	36,000	36,233
0.75%, 6/15/2014	62,000	62,521
0.88%, 11/30/2016	65,000	65,643
0.88%, 12/31/2016	53,000	53,473
0.88%, 1/31/2017	50,000	50,425
0.88%, 2/28/2017	55,000	55,474
0.88%, 4/30/2017	40,000	40,305
1.00%, 7/15/2013	52,000	52,398
1.00%, 1/15/2014	28,000	28,295
1.00%, 5/15/2014	44,000	44,546
1.00%, 8/31/2016	68,000	69,072
1.00%, 9/30/2016	68,000	69,056
1.00%, 10/31/2016	68,000	69,032
1.00%, 3/31/2017	60,000	60,818
1.25%, 2/15/2014	34,000	34,511
1.25%, 3/15/2014	36,000	36,568
1.25%, 4/15/2014	40,000	40,654
1.25%, 8/31/2015	50,000	51,245
1.25%, 9/30/2015	60,000	61,484
1.25%, 10/31/2015	60,000	61,493
1.38%, 11/30/2015	50,000	51,477
1.50%, 12/31/2013	45,000	45,803
1.50%, 6/30/2016	62,000	64,224
1.50%, 7/31/2016	68,000	70,452
1.75%, 1/31/2014	46,000	47,046
1.75%, 3/31/2014	52,000	53,292
1.75%, 7/31/2015	54,000	56,142
1.75%, 5/31/2016	44,000	46,006
1.88%, 2/28/2014	36,000	36,930
1.88%, 4/30/2014	54,000	55,521
1.88%, 6/30/2015	46,000	47,965
2.00%, 11/30/2013	38,000	38,916
2.00%, 1/31/2016	58,000	61,026
2.00%, 4/30/2016	44,000	46,407
2.13%, 11/30/2014	66,000	68,783
2.13%, 5/31/2015	64,000	67,145
2.13%, 12/31/2015	28,000	29,557
2.13%, 2/29/2016	30,000	31,730
2.25%, 5/31/2014	54,000	55,970
2.25%, 1/31/2015	68,000	71,262
2.25%, 3/31/2016	42,000	44,665
2.38%, 8/31/2014	66,000	68,882
2.38%, 9/30/2014	70,000	73,188
2.38%, 10/31/2014	64,000	66,995
2.38%, 2/28/2015	76,000	79,982
2.38%, 3/31/2016	30,000	32,033
2.50%, 3/31/2015	78,000	82,488
2.50%, 4/30/2015	60,000	63,518
2.50%, 6/30/2017	10,000	10,857
2.63%, 6/30/2014	62,000	64,843
2.63%, 7/31/2014	64,000	67,019
2.63%, 12/31/2014	70,000	73,928
2.63%, 2/29/2016	24,000	25,829
2.63%, 4/30/2016	26,000	28,032
2.75%, 10/31/2013	40,000	41,305
2.75%, 11/30/2016	42,000	45,823
2.75%, 5/31/2017	20,000	21,942
3.00%, 8/31/2016	44,000	48,320
3.00%, 9/30/2016	46,000	50,560
3.00%, 2/28/2017	30,000	33,157
3.13%, 8/31/2013	42,000	43,389
3.13%, 9/30/2013	42,000	43,484
3.13%, 10/31/2016	50,000	55,277
3.13%, 1/31/2017	45,000	49,931
3.13%, 4/30/2017	40,000	44,540
3.25%, 5/31/2016	22,000	24,275
3.25%, 6/30/2016	31,000	34,255
3.25%, 7/31/2016	44,000	48,693
3.25%, 12/31/2016	35,000	38,984
3.25%, 3/31/2017	40,000	44,710
3.38%, 7/31/2013	36,000	37,207
4.00%, 2/15/2014	48,000	50,848
4.00%, 2/15/2015	50,000	54,688
4.13%, 5/15/2015	42,000	46,421
4.25%, 8/15/2013	52,000	54,318
4.25%, 11/15/2013	54,000	56,917
4.25%, 8/15/2014	40,000	43,293
4.25%, 11/15/2014	42,000	45,845
4.25%, 8/15/2015	48,000	53,630

See accompanying notes to financial statements.

SPDR Barclays Capital Short Term Treasury ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

4.50%, 11/15/2015	$40,000	$45,339
4.50%, 2/15/2016	38,000	43,414
4.50%, 5/15/2017	25,000	29,493
4.63%, 11/15/2016	36,000	42,139
4.63%, 2/15/2017	25,000	29,455
4.75%, 5/15/2014	46,000	49,789
4.88%, 8/15/2016	32,000	37,546
5.13%, 5/15/2016	28,000	32,873

TOTAL U.S. TREASURY OBLIGATIONS —
(Cost $5,954,472)		5,971,553

	Shares
SHORT TERM INVESTMENTS — 0.8%
MONEY MARKET FUNDS — 0.8%
State Street Navigator Securities Lending Prime Portfolio (b)(c)	31,581	31,581
State Street Institutional Liquid Reserves Fund 0.20% (c)(d)	17,494	17,494

TOTAL SHORT TERM INVESTMENTS — (e)
(Cost $49,075)		49,075

TOTAL INVESTMENTS — 100.0% (f)
(Cost $6,003,547)		6,020,628
OTHER ASSETS & LIABILITIES — 0.0% (g)		(1,189)

NET ASSETS — 100.0%		$6,019,439

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Investments of cash collateral for securities loaned.
(c)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	Value is determined based on Level 1 inputs. (Note 2)
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)
(g)	Amount shown represents less than 0.05% of net assets.

See accompanying notes to financial statements.

SPDR Barclays Capital Intermediate Term Treasury ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount	Value

U.S. TREASURY OBLIGATIONS — 99.3%
Treasury Bonds
7.25%, 5/15/2016	$816,000	$1,023,199
7.50%, 11/15/2016	345,000	446,264
7.88%, 2/15/2021	178,000	272,299
8.00%, 11/15/2021	438,000	687,546
8.13%, 8/15/2019	395,000	586,022
8.13%, 5/15/2021	80,000	124,802
8.13%, 8/15/2021 (a)	81,000	127,231
8.50%, 2/15/2020	177,000	271,284
8.75%, 5/15/2017 (a)	273,000	377,742
8.75%, 5/15/2020 (a)	150,000	234,636
8.75%, 8/15/2020 (a)	267,000	421,075
8.88%, 8/15/2017	182,000	256,129
8.88%, 2/15/2019	271,000	407,982
9.00%, 11/15/2018	214,000	320,606
9.13%, 5/15/2018 (a)	289,000	425,157
9.25%, 2/15/2016	211,000	276,663
9.88%, 11/15/2015	247,000	324,375
10.63%, 8/15/2015	153,000	201,135
11.25%, 2/15/2015	470,000	602,512
Treasury Notes
0.13%, 8/31/2013 (a)	1,339,000	1,336,804
0.13%, 9/30/2013	1,377,000	1,374,425
0.13%, 12/31/2013	1,246,000	1,242,698
0.25%, 10/31/2013	1,377,000	1,376,339
0.25%, 11/30/2013	1,339,000	1,338,089
0.25%, 1/31/2014	1,372,000	1,370,751
0.25%, 2/28/2014	1,412,000	1,410,602
0.25%, 3/31/2014	1,130,000	1,128,678
0.25%, 4/30/2014	1,164,000	1,162,545
0.25%, 5/31/2014 (a)	1,939,000	1,936,654
0.25%, 6/30/2014	1,200,000	1,198,500
0.25%, 9/15/2014	1,375,000	1,372,154
0.25%, 12/15/2014	890,000	887,748
0.25%, 1/15/2015 (a)	914,000	911,432
0.25%, 2/15/2015	1,412,000	1,407,114
0.25%, 5/15/2015	1,455,000	1,448,700
0.38%, 7/31/2013	1,339,000	1,340,674
0.38%, 11/15/2014	905,000	905,552
0.38%, 3/15/2015	706,000	705,598
0.38%, 4/15/2015	970,000	969,331
0.38%, 6/15/2015	1,000,000	999,140
0.50%, 10/15/2013	1,180,000	1,183,269
0.50%, 11/15/2013	1,220,000	1,223,538
0.50%, 8/15/2014	1,165,000	1,168,914
0.50%, 10/15/2014	905,000	908,312
0.63%, 7/15/2014	1,165,000	1,171,676
0.63%, 5/31/2017 (a)	970,000	965,509
0.75%, 8/15/2013	1,233,000	1,239,646
0.75%, 9/15/2013	1,348,000	1,355,711
0.75%, 12/15/2013	975,000	981,299
0.75%, 6/15/2014	1,335,000	1,346,214
0.75%, 6/30/2017	1,200,000	1,201,176
0.88%, 11/30/2016	1,339,000	1,352,243
0.88%, 12/31/2016	1,019,000	1,028,100
0.88%, 1/31/2017	1,190,000	1,200,127
0.88%, 2/28/2017	942,000	950,111
0.88%, 4/30/2017 (a)	970,000	977,401
1.00%, 7/15/2013	1,134,000	1,142,675
1.00%, 1/15/2014	882,000	891,296
1.00%, 5/15/2014	1,500,000	1,518,615
1.00%, 8/31/2016	1,339,000	1,360,116
1.00%, 9/30/2016	907,000	921,086
1.00%, 10/31/2016	907,000	920,768
1.00%, 3/31/2017	1,237,000	1,253,860
1.00%, 6/30/2019	1,000,000	992,030
1.13%, 5/31/2019 (a)	970,000	971,503
1.25%, 2/15/2014	887,000	900,323
1.25%, 3/15/2014	803,000	815,663
1.25%, 4/15/2014	890,000	904,543
1.25%, 8/31/2015	957,000	980,839
1.25%, 9/30/2015	1,283,000	1,314,741
1.25%, 10/31/2015	1,308,000	1,340,556
1.25%, 1/31/2019 (a)	732,000	742,102
1.25%, 4/30/2019 (a)	485,000	490,393
1.38%, 11/30/2015	1,348,000	1,387,820
1.38%, 9/30/2018	901,000	922,417
1.38%, 11/30/2018	901,000	921,498
1.38%, 12/31/2018 (a)	624,000	637,965
1.38%, 2/28/2019 (a)	470,000	479,950
1.50%, 12/31/2013	1,110,000	1,129,814
1.50%, 6/30/2016	1,298,000	1,344,559
1.50%, 7/31/2016	1,339,000	1,387,284
1.50%, 8/31/2018	1,072,000	1,106,122
1.50%, 3/31/2019	470,000	483,198
1.75%, 1/31/2014	1,015,000	1,038,071
1.75%, 3/31/2014	1,129,000	1,157,044
1.75%, 7/31/2015	1,119,000	1,163,391
1.75%, 5/31/2016	999,000	1,044,534
1.75%, 10/31/2018	901,000	942,824
1.75%, 5/15/2022 (a)	1,970,000	1,985,858
1.88%, 2/28/2014	906,000	929,393
1.88%, 4/30/2014	1,423,000	1,463,072
1.88%, 6/30/2015	1,114,000	1,161,590
1.88%, 8/31/2017 (a)	1,169,000	1,233,295
1.88%, 9/30/2017	990,000	1,044,648
1.88%, 10/31/2017 (a)	993,000	1,047,754
2.00%, 11/30/2013	977,000	1,000,546
2.00%, 1/31/2016	1,177,000	1,238,416
2.00%, 4/30/2016	894,000	942,911
2.00%, 11/15/2021	1,810,000	1,876,282
2.00%, 2/15/2022 (a)	2,013,000	2,080,375
2.13%, 11/30/2014	1,694,000	1,765,436
2.13%, 5/31/2015	1,416,000	1,485,582
2.13%, 12/31/2015 (a)	709,000	748,420
2.13%, 2/29/2016	625,000	661,050
2.13%, 8/15/2021	2,100,000	2,207,457
2.25%, 5/31/2014	1,121,000	1,161,905
2.25%, 1/31/2015	1,202,000	1,259,660
2.25%, 3/31/2016 (a)	892,000	948,606
2.25%, 11/30/2017	761,000	818,204
2.25%, 7/31/2018	807,000	868,743
2.38%, 8/31/2014	1,625,000	1,695,964
2.38%, 9/30/2014	1,640,000	1,714,702
2.38%, 10/31/2014	1,596,000	1,670,693
2.38%, 2/28/2015	1,798,000	1,892,197
2.38%, 3/31/2016	774,000	826,438

See accompanying notes to financial statements.

SPDR Barclays Capital Intermediate Term Treasury ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

2.38%, 7/31/2017	$1,007,000	$1,087,580
2.38%, 5/31/2018	884,000	957,832
2.38%, 6/30/2018	892,000	966,937
2.50%, 3/31/2015	1,800,000	1,903,572
2.50%, 4/30/2015	1,474,000	1,560,421
2.50%, 6/30/2017	721,000	782,797
2.63%, 6/30/2014	1,426,000	1,491,382
2.63%, 7/31/2014	1,533,000	1,605,312
2.63%, 12/31/2014	1,549,000	1,635,930
2.63%, 2/29/2016 (a)	447,000	481,070
2.63%, 4/30/2016	781,000	842,043
2.63%, 1/31/2018 (a)	520,000	569,904
2.63%, 4/30/2018 (a)	709,000	778,099
2.63%, 8/15/2020	1,792,000	1,971,899
2.63%, 11/15/2020	2,387,000	2,623,504
2.75%, 10/31/2013	811,000	837,455
2.75%, 11/30/2016	1,157,000	1,262,310
2.75%, 5/31/2017 (a)	805,000	883,174
2.75%, 12/31/2017 (a)	756,000	833,301
2.75%, 2/28/2018 (a)	646,000	712,880
2.75%, 2/15/2019	1,409,000	1,563,891
2.88%, 3/31/2018	642,000	713,499
3.00%, 8/31/2016	965,000	1,059,744
3.00%, 9/30/2016	1,253,000	1,377,210
3.00%, 2/28/2017	605,000	668,664
3.13%, 8/31/2013	950,000	981,426
3.13%, 9/30/2013 (a)	859,000	889,357
3.13%, 10/31/2016	726,000	802,629
3.13%, 1/31/2017	1,156,000	1,282,675
3.13%, 4/30/2017	804,000	895,262
3.13%, 5/15/2019 (a)	1,067,000	1,212,827
3.13%, 5/15/2021	1,493,000	1,699,482
3.25%, 5/31/2016	414,000	456,820
3.25%, 6/30/2016	854,000	943,661
3.25%, 7/31/2016 (a)	775,000	857,669
3.25%, 12/31/2016	808,000	899,967
3.25%, 3/31/2017	1,161,000	1,297,719
3.38%, 7/31/2013	887,000	916,732
3.38%, 11/15/2019	1,875,000	2,169,394
3.50%, 2/15/2018	1,238,000	1,416,470
3.50%, 5/15/2020	1,841,000	2,150,527
3.63%, 8/15/2019 (a)	1,368,000	1,604,377
3.63%, 2/15/2020	2,621,000	3,083,344
3.63%, 2/15/2021	1,600,000	1,888,848
3.75%, 11/15/2018 (a)	1,085,000	1,271,002
3.88%, 5/15/2018	529,000	619,247
4.00%, 2/15/2014	1,276,000	1,351,718
4.00%, 2/15/2015	1,201,000	1,313,606
4.00%, 8/15/2018 (a)	395,000	467,423
4.13%, 5/15/2015	815,000	900,779
4.25%, 8/15/2013 (a)	1,115,000	1,164,696
4.25%, 11/15/2013	1,024,000	1,079,317
4.25%, 8/15/2014	804,000	870,193
4.25%, 11/15/2014	640,000	698,586
4.25%, 8/15/2015	1,163,000	1,299,408
4.25%, 11/15/2017	966,000	1,139,436
4.50%, 11/15/2015	879,000	996,320
4.50%, 2/15/2016	772,000	881,995
4.50%, 5/15/2017	572,000	674,806
4.63%, 11/15/2016	887,000	1,038,269
4.63%, 2/15/2017	478,000	563,184
4.75%, 5/15/2014	1,105,000	1,196,030
4.75%, 8/15/2017 (a)	881,000	1,057,085
4.88%, 8/15/2016 (a)	973,000	1,141,631
5.13%, 5/15/2016	515,000	604,636

TOTAL U.S. TREASURY OBLIGATIONS —
(Cost $185,678,659)		194,749,193

	Shares
SHORT TERM INVESTMENTS — 7.5%
MONEY MARKET FUNDS — 7.5%
State Street Navigator Securities Lending Prime Portfolio (b)(c)	14,463,796	14,463,796
State Street Institutional Liquid Reserves Fund 0.20% (c)(d)	309,305	309,305

TOTAL SHORT TERM INVESTMENTS — (e)
(Cost $14,773,101)		14,773,101

TOTAL INVESTMENTS — 106.8% (f)
(Cost $200,451,760)		209,522,294
OTHER ASSETS & LIABILITIES — (6.8)%		(13,305,853)

NET ASSETS — 100.0%		$196,216,441

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Investments of cash collateral for securities loaned.
(c)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	Value is determined based on Level 1 inputs. (Note 2)
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR Barclays Capital Long Term Treasury ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount	Value

U.S. TREASURY OBLIGATIONS — 99.0%
Treasury Bonds
3.00%, 5/15/2042 (a)	$2,096,000	$2,194,575
3.13%, 11/15/2041	3,029,000	3,254,145
3.13%, 2/15/2042	3,117,000	3,346,349
3.50%, 2/15/2039	1,713,000	1,980,142
3.75%, 8/15/2041	2,966,000	3,574,386
3.88%, 8/15/2040	2,266,000	2,787,724
4.25%, 5/15/2039	1,727,000	2,253,735
4.25%, 11/15/2040	2,596,000	3,394,504
4.38%, 2/15/2038	988,000	1,310,365
4.38%, 11/15/2039	2,530,000	3,367,101
4.38%, 5/15/2040	2,622,000	3,492,189
4.38%, 5/15/2041	2,190,000	2,923,299
4.50%, 2/15/2036	1,251,000	1,679,355
4.50%, 5/15/2038	1,192,000	1,611,584
4.50%, 8/15/2039	1,597,000	2,164,797
4.63%, 2/15/2040	2,306,000	3,187,907
4.75%, 2/15/2037	578,000	805,096
4.75%, 2/15/2041	1,856,000	2,620,449
5.00%, 5/15/2037	772,000	1,113,208
5.25%, 11/15/2028	637,000	896,310
5.25%, 2/15/2029	638,000	900,014
5.38%, 2/15/2031	998,000	1,453,876
5.50%, 8/15/2028	541,000	778,629
6.00%, 2/15/2026 (a)	656,000	961,624
6.13%, 11/15/2027	1,099,000	1,660,512
6.13%, 8/15/2029	451,000	696,714
6.25%, 8/15/2023	1,191,000	1,729,737
6.25%, 5/15/2030	768,000	1,212,081
6.38%, 8/15/2027 (a)	406,000	625,260
6.50%, 11/15/2026	424,000	653,541
6.63%, 2/15/2027	407,000	635,950
6.75%, 8/15/2026 (a)	332,000	520,749
6.88%, 8/15/2025	493,000	769,982
7.13%, 2/15/2023	599,000	916,165
7.25%, 8/15/2022	565,000	863,586
7.50%, 11/15/2024	474,000	766,159
7.63%, 11/15/2022	304,000	477,836
7.63%, 2/15/2025	386,000	631,940

TOTAL U.S. TREASURY OBLIGATIONS —
(Cost $61,213,226)		64,211,575

	Shares
SHORT TERM INVESTMENTS — 2.8%
MONEY MARKET FUNDS — 2.8%
State Street Navigator Securities Lending Prime Portfolio (b)(c)	1,764,865	1,764,865
State Street Institutional Liquid Reserves Fund 0.20% (c)(d)	30,510	30,510

TOTAL SHORT TERM INVESTMENTS — (e)
(Cost $1,795,375)		1,795,375

TOTAL INVESTMENTS — 101.8% (f)
(Cost $63,008,601)		66,006,950
OTHER ASSETS & LIABILITIES — (1.8)%		(1,162,949)

NET ASSETS — 100.0%		$64,844,001

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Investments of cash collateral for securities loaned.
(c)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	Value is determined based on Level 1 inputs. (Note 2)
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR Barclays Capital Short Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount	Value

CORPORATE BONDS & NOTES — 97.9%
AEROSPACE & DEFENSE — 1.3%
General Dynamics Corp.:
1.38%, 1/15/2015	$1,438,000	$1,456,455
5.25%, 2/1/2014	1,450,000	1,552,195
Honeywell International, Inc. 3.88%, 2/15/2014	1,250,000	1,313,632
Northrop Grumman Corp. 3.70%, 8/1/2014	350,000	367,112
Raytheon Co. 1.40%, 12/15/2014	1,250,000	1,267,807
The Boeing Co.:
3.50%, 2/15/2015	1,000,000	1,069,802
5.00%, 3/15/2014	2,250,000	2,417,205
United Technologies Corp.:
1.20%, 6/1/2015	1,800,000	1,820,489
4.88%, 5/1/2015	2,500,000	2,784,489

		14,049,186

AIR FREIGHT & LOGISTICS — 0.2%
FedEx Corp. 7.38%, 1/15/2014	250,000	274,224
GATX Corp. 8.75%, 5/15/2014	250,000	277,844
United Parcel Service, Inc. 3.88%, 4/1/2014	1,575,000	1,661,449

		2,213,517

AIRLINES — 0.0% (a)
Southwest Airlines Co. 5.25%, 10/1/2014	122,000	130,085

AUTO COMPONENTS — 0.1%
Johnson Controls, Inc.:
1.75%, 3/1/2014	600,000	605,298
4.88%, 9/15/2013	250,000	260,951

		866,249

AUTOMOBILES — 0.5%
Daimler Finance North America LLC 6.50%, 11/15/2013	3,600,000	3,865,176
Harley-Davidson, Inc. 15.00%, 2/1/2014	50,000	58,860
PACCAR Financial Corp. 1.55%, 9/29/2014	1,500,000	1,522,857
PACCAR, Inc. 6.88%, 2/15/2014	250,000	273,517

		5,720,410

BEVERAGES — 3.0%
Anheuser-Busch InBev Worldwide, Inc.:
1.50%, 7/14/2014	2,600,000	2,633,362
3.63%, 4/15/2015	1,000,000	1,069,029
4.13%, 1/15/2015	2,000,000	2,153,449
5.38%, 11/15/2014	3,375,000	3,723,376
Bottling Group LLC 6.95%, 3/15/2014	1,625,000	1,795,020
Coca-Cola Enterprises, Inc. 1.13%, 11/12/2013	800,000	802,402
Coca-Cola HBC Finance BV 5.13%, 9/17/2013	350,000	360,868
Coca-Cola Refreshments USA, Inc.:
4.25%, 3/1/2015	350,000	379,331
7.38%, 3/3/2014	1,250,000	1,384,834
Diageo Capital PLC 7.38%, 1/15/2014	2,169,000	2,385,515
Diageo Finance BV 3.25%, 1/15/2015	500,000	529,112
PepsiAmericas, Inc. 4.38%, 2/15/2014	600,000	633,869
PepsiCo, Inc.:
0.75%, 3/5/2015	1,500,000	1,493,888
0.80%, 8/25/2014	1,500,000	1,497,994
0.88%, 10/25/2013	1,500,000	1,505,344
3.10%, 1/15/2015	2,625,000	2,765,945
3.75%, 3/1/2014	1,825,000	1,916,658
The Coca-Cola Co.:
0.75%, 11/15/2013	1,450,000	1,456,881
0.75%, 3/13/2015	1,500,000	1,497,827
3.63%, 3/15/2014	2,875,000	3,019,173

		33,003,877

BIOTECHNOLOGY — 0.6%
Amgen, Inc.:
1.88%, 11/15/2014	1,188,000	1,197,981
4.85%, 11/18/2014	2,500,000	2,691,263
Genzyme Corp. 3.63%, 6/15/2015	500,000	537,608
Gilead Sciences, Inc. 2.40%, 12/1/2014	1,000,000	1,025,772
Life Technologies Corp. 4.40%, 3/1/2015	1,000,000	1,059,205

		6,511,829

BUILDING MATERIALS — 0.1%
CRH America, Inc. 5.30%, 10/15/2013	1,203,000	1,253,183

CAPITAL MARKETS — 6.9%
BlackRock, Inc. 3.50%, 12/10/2014	1,800,000	1,909,939
Deutsche Bank Financial LLC 5.38%, 3/2/2015	2,000,000	2,073,807
Jefferies Group, Inc. 5.88%, 6/8/2014	500,000	521,250
Morgan Stanley:
2.88%, 1/24/2014	2,250,000	2,218,223
2.88%, 7/28/2014	135,000	132,495
4.10%, 1/26/2015	5,500,000	5,459,612
4.20%, 11/20/2014	2,500,000	2,501,995
4.75%, 4/1/2014	7,125,000	7,164,574
6.00%, 5/13/2014	3,600,000	3,727,223
6.00%, 4/28/2015	3,000,000	3,113,530
6.75%, 10/15/2013	625,000	654,850
Northern Trust Corp. 5.50%, 8/15/2013	1,500,000	1,582,023
TD Ameritrade Holding Corp. 4.15%, 12/1/2014	1,070,000	1,134,079
The Bank of New York Mellon Corp.:
1.50%, 1/31/2014	500,000	504,603
4.30%, 5/15/2014	4,800,000	5,124,274
4.95%, 3/15/2015	500,000	546,894

See accompanying notes to financial statements.

SPDR Barclays Capital Short Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

5.13%, 8/27/2013	$900,000	$947,865
The Bear Stearns Cos. LLC 5.70%, 11/15/2014	5,500,000	5,947,350
The Charles Schwab Corp. 4.95%, 6/1/2014	1,700,000	1,823,348
The Goldman Sachs Group, Inc.:
3.30%, 5/3/2015	5,000,000	4,985,851
4.75%, 7/15/2013	2,875,000	2,946,490
5.00%, 10/1/2014	3,000,000	3,135,279
5.13%, 1/15/2015	4,750,000	4,958,892
5.15%, 1/15/2014	1,500,000	1,550,125
5.25%, 10/15/2013	3,850,000	3,993,144
5.50%, 11/15/2014	2,550,000	2,700,068
6.00%, 5/1/2014	4,438,000	4,688,823

		76,046,606

CHEMICALS — 1.8%
Airgas, Inc.:
2.85%, 10/1/2013	250,000	253,528
4.50%, 9/15/2014	1,124,000	1,199,070
E.I. du Pont de Nemours & Co.:
1.75%, 3/25/2014	2,600,000	2,653,159
3.25%, 1/15/2015	2,250,000	2,385,091
5.00%, 7/15/2013	750,000	784,021
Ecolab, Inc. 2.38%, 12/8/2014	1,500,000	1,541,716
ICI Wilmington, Inc. 5.63%, 12/1/2013	1,000,000	1,055,700
Potash Corp. of Saskatchewan, Inc. 5.25%, 5/15/2014	1,250,000	1,345,055
Praxair, Inc. 4.63%, 3/30/2015	2,100,000	2,314,527
The Dow Chemical Co.:
5.90%, 2/15/2015	4,000,000	4,455,823
7.60%, 5/15/2014	1,600,000	1,780,655
The Sherwin-Williams Co. 3.13%, 12/15/2014	500,000	523,060

		20,291,405

COMMERCIAL BANKS — 13.8%
Abbey National Treasury Services PLC/London 2.88%, 4/25/2014	875,000	854,703
Banco Bradesco SA/Cayman Islands 8.75%, 4/24/2015	500,000	537,585
Bank of Montreal 1.75%, 4/29/2014	1,250,000	1,271,206
Bank of Nova Scotia:
1.85%, 1/12/2015	1,500,000	1,524,067
2.38%, 12/17/2013	3,500,000	3,573,605
3.40%, 1/22/2015	3,625,000	3,810,830
Barclays Bank PLC:
2.38%, 1/13/2014	1,000,000	1,002,428
2.75%, 2/23/2015	4,300,000	4,326,797
3.90%, 4/7/2015	500,000	517,848
5.20%, 7/10/2014	5,000,000	5,273,772
BB&T Corp.:
2.05%, 4/28/2014	1,150,000	1,173,609
3.38%, 9/25/2013	750,000	770,342
5.70%, 4/30/2014	1,000,000	1,082,876
BBVA US Senior SAU 3.25%, 5/16/2014	1,550,000	1,480,319
BNP Paribas 3.25%, 3/11/2015	6,000,000	6,045,460
Canadian Imperial Bank of Commerce/Canada 1.45%, 9/13/2013	2,700,000	2,724,056
Commonwealth Bank of Australia/New York, NY 1.95%, 3/16/2015	3,500,000	3,518,005
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 1.85%, 1/10/2014	2,125,000	2,140,569
Credit Suisse of New York, NY:
2.20%, 1/14/2014	2,600,000	2,617,143
3.50%, 3/23/2015	4,000,000	4,114,946
5.50%, 5/1/2014	4,790,000	5,084,566
Deutsche Bank AG London:
3.45%, 3/30/2015	2,100,000	2,169,315
3.88%, 8/18/2014	2,150,000	2,235,336
Fifth Third Bank 4.75%, 2/1/2015	1,000,000	1,067,470
HSBC Bank USA NA 4.63%, 4/1/2014	3,000,000	3,131,361
HSBC Finance Corp.:
4.75%, 7/15/2013	1,785,000	1,839,826
5.25%, 1/15/2014	1,000,000	1,044,144
HSBC USA, Inc. 2.38%, 2/13/2015	4,675,000	4,712,956
JPMorgan Chase & Co.:
3.70%, 1/20/2015	4,700,000	4,885,412
5.38%, 1/15/2014	500,000	529,261
Key Bank NA 5.80%, 7/1/2014	1,050,000	1,125,428
National Australia Bank/New York 2.00%, 3/9/2015	2,500,000	2,506,215
National Bank of Canada 1.50%, 6/26/2015	2,500,000	2,506,242
PNC Funding Corp.:
3.00%, 5/19/2014	200,000	207,014
3.63%, 2/8/2015	3,500,000	3,707,165
5.40%, 6/10/2014	750,000	809,324
Royal Bank of Canada:
1.13%, 1/15/2014	500,000	503,148
1.15%, 3/13/2015	2,250,000	2,252,720
1.45%, 10/30/2014	4,475,000	4,525,106
2.10%, 7/29/2013	1,000,000	1,015,515
SouthTrust Corp. 5.80%, 6/15/2014	1,750,000	1,879,942
The Bank Of New York Mellon Corp. 1.20%, 2/20/2015	2,270,000	2,281,522
The Royal Bank of Scotland PLC:
3.25%, 1/11/2014	750,000	753,189
3.40%, 8/23/2013	2,050,000	2,070,578
The Toronto-Dominion Bank 1.38%, 7/14/2014	1,150,000	1,161,861
UFJ Finance Aruba AEC 6.75%, 7/15/2013	2,105,000	2,206,187

See accompanying notes to financial statements.

SPDR Barclays Capital Short Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Union Bank NA 2.13%, 12/16/2013	$500,000	$507,195
UnionBanCal Corp. 5.25%, 12/16/2013	1,500,000	1,570,275
US Bancorp:
1.13%, 10/30/2013	3,400,000	3,419,856
1.38%, 9/13/2013	1,750,000	1,764,026
2.88%, 11/20/2014	2,000,000	2,089,987
4.20%, 5/15/2014	3,725,000	3,948,171
US Bank NA:
4.95%, 10/30/2014	1,150,000	1,242,912
6.30%, 2/4/2014	1,500,000	1,612,482
Wachovia Bank 4.80%, 11/1/2014	337,000	360,289
Wachovia Corp.:
4.88%, 2/15/2014	500,000	524,768
5.25%, 8/1/2014	3,950,000	4,230,484
5.70%, 8/1/2013	350,000	367,862
Wells Fargo & Co.:
1.25%, 2/13/2015	7,250,000	7,202,841
3.63%, 4/15/2015	2,000,000	2,121,025
3.75%, 10/1/2014	5,450,000	5,743,456
4.95%, 10/16/2013	3,250,000	3,402,230
Westpac Banking Corp.:
1.85%, 12/9/2013	600,000	604,842
2.10%, 8/2/2013	2,100,000	2,122,538
4.20%, 2/27/2015	4,225,000	4,497,555
Zions Bancorporation 7.75%, 9/23/2014	1,000,000	1,095,000

		152,998,763

COMMERCIAL SERVICES & SUPPLIES — 0.3%
Cornell University 4.35%, 2/1/2014	10,000	10,580
Pitney Bowes, Inc.:
4.88%, 8/15/2014	800,000	831,214
5.00%, 3/15/2015	750,000	772,808
The Board Of Trustees Of The Leland Stanford Junior University 3.63%, 5/1/2014	500,000	526,941
Waste Management, Inc. 5.00%, 3/15/2014	1,350,000	1,436,021

		3,577,564

COMMUNICATIONS EQUIPMENT — 0.4%
Cisco Systems, Inc.:
1.63%, 3/14/2014	3,188,000	3,246,933
2.90%, 11/17/2014	1,400,000	1,476,147

		4,723,080

COMPUTERS & PERIPHERALS — 2.9%
Dell, Inc.:
1.40%, 9/10/2013	901,000	908,439
2.10%, 4/1/2014	1,000,000	1,018,804
5.63%, 4/15/2014	1,500,000	1,619,522
Hewlett-Packard Co.:
1.25%, 9/13/2013	3,750,000	3,754,314
1.55%, 5/30/2014	2,250,000	2,247,336
2.35%, 3/15/2015	2,100,000	2,127,319
4.75%, 6/2/2014	500,000	529,035
6.13%, 3/1/2014	4,750,000	5,100,931
HP Enterprise Services LLC, Series B 6.00%, 8/1/2013	600,000	629,211
International Business Machines Corp.:
0.55%, 2/6/2015	3,250,000	3,225,478
0.88%, 10/31/2014	5,500,000	5,507,867
1.00%, 8/5/2013	1,938,000	1,948,501
1.25%, 5/12/2014	773,000	781,825
6.50%, 10/15/2013	2,275,000	2,443,891

		31,842,473

CONSUMER FINANCE — 1.1%
Caterpillar Financial Services Corp.:
1.05%, 3/26/2015	1,000,000	1,001,228
1.38%, 5/20/2014	3,313,000	3,350,899
1.55%, 12/20/2013	2,750,000	2,790,075
1.65%, 4/1/2014	200,000	202,378
4.60%, 1/15/2014	500,000	525,741
4.90%, 8/15/2013	1,000,000	1,049,140
6.13%, 2/17/2014	1,938,000	2,099,166
6.20%, 9/30/2013	1,250,000	1,332,726

		12,351,353

DIVERSIFIED CONSUMER SERVICES — 0.2%
Yale University 2.90%, 10/15/2014	1,750,000	1,838,779

DIVERSIFIED FINANCIAL SERVICES — 20.2%
American Express Co. 7.25%, 5/20/2014	3,718,000	4,124,135
American Express Credit Corp.:
1.75%, 6/12/2015	519,000	525,515
5.13%, 8/25/2014	4,350,000	4,690,694
7.30%, 8/20/2013	4,200,000	4,492,978
Bank of America Corp.:
4.50%, 4/1/2015	5,500,000	5,663,969
4.75%, 8/15/2013	2,500,000	2,565,927
5.38%, 6/15/2014	600,000	626,711
7.38%, 5/15/2014	6,625,000	7,121,800
Boeing Capital Corp. 3.25%, 10/27/2014	500,000	528,567
BP Capital Markets PLC:
3.63%, 5/8/2014	1,250,000	1,311,424
3.88%, 3/10/2015	3,000,000	3,217,323
5.25%, 11/7/2013	5,263,000	5,569,242
Capital One Financial Corp.:
2.13%, 7/15/2014	350,000	351,826
2.15%, 3/23/2015	3,100,000	3,107,790
6.25%, 11/15/2013	250,000	264,710
7.38%, 5/23/2014	3,200,000	3,507,854
Citigroup, Inc.:
2.65%, 3/2/2015	2,500,000	2,493,282
4.75%, 5/19/2015	5,500,000	5,755,372
4.88%, 5/7/2015	750,000	769,420
5.00%, 9/15/2014	7,700,000	7,907,611
5.13%, 5/5/2014	1,250,000	1,303,844
5.50%, 10/15/2014	3,250,000	3,442,138
5.85%, 7/2/2013	1,438,000	1,491,191
6.00%, 12/13/2013	5,125,000	5,371,205
6.01%, 1/15/2015	5,250,000	5,633,033
6.38%, 8/12/2014	5,750,000	6,155,040

See accompanying notes to financial statements.

SPDR Barclays Capital Short Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

6.50%, 8/19/2013	$4,825,000	$5,044,541
CME Group, Inc. 5.75%, 2/15/2014	2,500,000	2,694,259
Credit Suisse USA, Inc.:
4.88%, 1/15/2015	3,500,000	3,720,615
5.13%, 1/15/2014	2,250,000	2,353,815
5.50%, 8/15/2013	1,475,000	1,540,338
Ford Motor Credit Co. LLC:
2.75%, 5/15/2015	3,000,000	3,030,000
3.88%, 1/15/2015	7,500,000	7,706,250
7.00%, 4/15/2015	5,500,000	6,132,500
8.00%, 6/1/2014	5,000,000	5,550,000
General Electric Capital Corp.:
1.88%, 9/16/2013	3,250,000	3,280,020
2.10%, 1/7/2014	3,875,000	3,932,368
2.15%, 1/9/2015	6,250,000	6,357,291
4.75%, 9/15/2014	2,000,000	2,142,134
4.88%, 3/4/2015	1,000,000	1,086,657
5.40%, 9/20/2013	1,250,000	1,314,863
5.50%, 6/4/2014	3,125,000	3,372,890
5.65%, 6/9/2014	1,125,000	1,218,098
5.90%, 5/13/2014	3,375,000	3,666,044
General Electric Capital Corp., Series A 3.75%, 11/14/2014	3,750,000	3,957,979
HSBC Finance Corp. 5.25%, 4/15/2015	1,000,000	1,069,292
JPMorgan Chase & Co.:
1.65%, 9/30/2013	1,700,000	1,709,372
1.88%, 3/20/2015	7,500,000	7,464,525
2.05%, 1/24/2014	2,000,000	2,019,634
4.65%, 6/1/2014	2,500,000	2,632,985
4.88%, 3/15/2014	600,000	629,150
5.13%, 9/15/2014	5,188,000	5,499,771
5.25%, 5/1/2015	1,250,000	1,346,824
Lazard Group LLC 7.13%, 5/15/2015	285,000	307,682
Mellon Funding Corp.:
5.00%, 12/1/2014	625,000	674,197
5.20%, 5/15/2014	549,000	593,657
Merrill Lynch & Co., Inc.:
5.00%, 2/3/2014	1,050,000	1,078,812
5.00%, 1/15/2015	3,000,000	3,104,361
5.45%, 7/15/2014	3,500,000	3,642,738
National Rural Utilities Cooperative Finance Corp.:
1.00%, 2/2/2015	115,000	114,841
1.13%, 11/1/2013	2,500,000	2,506,250
4.75%, 3/1/2014	460,000	489,916
5.50%, 7/1/2013	1,487,000	1,557,960
Nomura Holdings, Inc. 5.00%, 3/4/2015	3,000,000	3,117,373
SLM Corp.:
5.00%, 10/1/2013	2,450,000	2,494,051
5.05%, 11/14/2014	1,100,000	1,127,500
5.38%, 5/15/2014	1,600,000	1,656,000
The Nasdaq OMX Group, Inc. 4.00%, 1/15/2015	1,000,000	1,036,562
The Royal Bank of Scotland Group PLC 4.88%, 3/16/2015	4,500,000	4,651,938
The Western Union Co. 6.50%, 2/26/2014	850,000	917,459
Toyota Motor Credit Corp.:
1.00%, 2/17/2015	4,250,000	4,262,737
1.25%, 11/17/2014	1,245,000	1,256,906
1.38%, 8/12/2013	2,650,000	2,675,637
UBS AG of Stamford, CT:
2.25%, 8/12/2013	2,625,000	2,636,418
2.25%, 1/28/2014	1,000,000	1,001,335
3.88%, 1/15/2015	3,500,000	3,604,200

		222,973,346

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.5%
British Telecommunications PLC 2.00%, 6/22/2015	2,000,000	2,022,898
Qwest Corp. 7.50%, 10/1/2014	1,100,000	1,224,341
Verizon Communications, Inc. 1.95%, 3/28/2014	2,750,000	2,808,773

		6,056,012

ELECTRIC UTILITIES — 3.7%
Arizona Public Service Co. 5.80%, 6/30/2014	800,000	867,224
Baltimore Gas & Electric Co. 6.13%, 7/1/2013	250,000	262,710
Carolina Power & Light Co. 5.13%, 9/15/2013	800,000	841,391
Commonwealth Edison Co. 1.63%, 1/15/2014	3,750,000	3,793,595
Consolidated Edison Co. of New York, Inc. 5.55%, 4/1/2014	500,000	539,061
Duke Energy Carolinas LLC 5.75%, 11/15/2013	1,000,000	1,065,510
Duke Energy Corp.:
3.95%, 9/15/2014	2,000,000	2,121,007
6.30%, 2/1/2014	2,000,000	2,164,001
Duke Energy Indiana, Inc. 5.00%, 9/15/2013	750,000	785,823
Empresa Nacional de Electricidad SA 8.35%, 8/1/2013	500,000	529,220
Enersis SA/Cayman Island 7.38%, 1/15/2014	625,000	669,269
Entergy Louisiana LLC 1.88%, 12/15/2014	1,225,000	1,250,548
Exelon Corp. 4.90%, 6/15/2015	2,000,000	2,159,392
Exelon Generation Co. LLC 5.35%, 1/15/2014	400,000	422,943
FirstEnergy Solutions Corp. 4.80%, 2/15/2015	2,000,000	2,139,446
Georgia Power Co.:
1.30%, 9/15/2013	1,500,000	1,508,023
6.00%, 11/1/2013	1,250,000	1,332,913
Nevada Power Co. 5.88%, 1/15/2015	1,000,000	1,108,468

See accompanying notes to financial statements.

SPDR Barclays Capital Short Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Nisource Finance Corp. 5.40%, 7/15/2014	$725,000	$777,576
NSTAR Electric Co. 4.88%, 4/15/2014	20,000	21,200
Ohio Power Co., Series L 5.75%, 9/1/2013	500,000	524,158
Oncor Electric Delivery Co. LLC 6.38%, 1/15/2015	1,250,000	1,391,150
Pacific Gas & Electric Co. 6.25%, 12/1/2013	910,000	981,371
Peco Energy Co. 5.00%, 10/1/2014	50,000	54,365
PG&E Corp. 5.75%, 4/1/2014	2,400,000	2,594,484
PPL Energy Supply LLC:
5.40%, 8/15/2014	350,000	375,636
6.30%, 7/15/2013	500,000	527,034
Progress Energy, Inc. 6.05%, 3/15/2014	1,000,000	1,083,163
PSEG Power LLC 5.00%, 4/1/2014	350,000	367,879
Public Service Co. of Colorado 5.50%, 4/1/2014	1,000,000	1,081,267
Public Service Electric & Gas Co.:
0.85%, 8/15/2014	345,000	345,269
5.00%, 8/15/2014	1,000,000	1,083,493
6.33%, 11/1/2013	543,000	580,652
Scottish Power, Ltd. 5.38%, 3/15/2015	1,200,000	1,241,704
Sierra Pacific Power Co., Series Q 5.45%, 9/1/2013	250,000	262,410
Southern California Edison Co.:
4.15%, 9/15/2014	300,000	321,495
5.75%, 3/15/2014	1,651,000	1,791,712
Southern California Edison Co., Series 0 5.00%, 1/15/2014	500,000	533,146
The Cleveland Electric Illuminating Co. 5.65%, 12/15/2013	250,000	265,138
The Dayton Power & Light Co. 5.13%, 10/1/2013	950,000	997,289
The Detroit Edison Co. 6.40%, 10/1/2013	250,000	266,714
Westar Energy, Inc. 6.00%, 7/1/2014	200,000	216,994

		41,245,843

ELECTRICAL EQUIPMENT — 0.2%
Emerson Electric Co. 5.63%, 11/15/2013	800,000	854,244
Roper Industries, Inc. 6.63%, 8/15/2013	900,000	954,218

		1,808,462

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.2%
Agilent Technologies, Inc. 2.50%, 7/15/2013	250,000	253,598
Amphenol Corp. 4.75%, 11/15/2014	750,000	804,532
Arrow Electronics, Inc. 6.88%, 7/1/2013	625,000	660,780
Avnet, Inc. 5.88%, 3/15/2014	350,000	370,416

		2,089,326

FOOD & STAPLES RETAILING — 1.6%
CVS Caremark Corp. 4.88%, 9/15/2014	1,625,000	1,761,521
Safeway, Inc. 6.25%, 3/15/2014	1,250,000	1,331,787
Target Corp. 1.13%, 7/18/2014	1,385,000	1,399,408
The Kroger Co. 7.50%, 1/15/2014	2,038,000	2,234,401
Wal-Mart Stores, Inc.:
0.75%, 10/25/2013	750,000	753,415
1.63%, 4/15/2014	1,510,000	1,539,863
3.00%, 2/3/2014	938,000	972,590
3.20%, 5/15/2014	4,438,000	4,647,142
Walgreen Co. 4.88%, 8/1/2013	2,375,000	2,484,385

		17,124,512

FOOD PRODUCTS — 1.5%
Bunge Ltd. Finance Corp. 5.35%, 4/15/2014	500,000	526,714
Campbell Soup Co.:
3.38%, 8/15/2014	180,000	190,074
4.88%, 10/1/2013	750,000	790,319
ConAgra Foods, Inc. 5.88%, 4/15/2014	850,000	918,321
Delhaize Group SA 5.88%, 2/1/2014	500,000	525,923
General Mills, Inc.:
1.55%, 5/16/2014	250,000	253,422
5.20%, 3/17/2015	2,000,000	2,215,323
5.25%, 8/15/2013	1,275,000	1,338,944
H.J. Heinz Co. 5.35%, 7/15/2013	975,000	1,021,815
Kellogg Co. 1.13%, 5/15/2015	750,000	752,555
Kraft Foods Group, Inc. 1.63%, 6/4/2015 (b)	3,000,000	3,025,789
Kraft Foods, Inc.:
5.25%, 10/1/2013	1,850,000	1,949,712
6.75%, 2/19/2014	600,000	656,643
Mead Johnson Nutrition Co. 3.50%, 11/1/2014	781,000	810,958
Unilever Capital Corp. 3.65%, 2/15/2014	1,125,000	1,177,260

		16,153,772

GAS UTILITIES — 0.0% (a)
Atmos Energy Corp. 4.95%, 10/15/2014	500,000	538,509

See accompanying notes to financial statements.

SPDR Barclays Capital Short Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

HEALTH CARE EQUIPMENT & SUPPLIES — 1.2%
Baxter International, Inc. 4.00%, 3/1/2014	$1,875,000	$1,968,910
Boston Scientific Corp.:
4.50%, 1/15/2015	1,640,000	1,747,112
5.45%, 6/15/2014	646,000	690,937
CareFusion Corp. 5.13%, 8/1/2014	500,000	535,295
Covidien International Finance SA 1.35%, 5/29/2015	1,250,000	1,246,293
Hospira, Inc. 5.90%, 6/15/2014	350,000	376,657
Medtronic, Inc.:
3.00%, 3/15/2015	2,625,000	2,768,069
4.50%, 3/15/2014	550,000	582,342
St Jude Medical, Inc.:
2.20%, 9/15/2013	1,000,000	1,012,493
3.75%, 7/15/2014	950,000	997,409
Stryker Corp. 3.00%, 1/15/2015	750,000	787,427
Zimmer Holdings, Inc. 1.40%, 11/30/2014	450,000	451,462

		13,164,406

HEALTH CARE PROVIDERS & SERVICES — 0.8%
Coventry Health Care, Inc. 6.30%, 8/15/2014	850,000	923,459
Express Scripts, Inc. 6.25%, 6/15/2014	2,600,000	2,841,713
Howard Hughes Medical Institute 3.45%, 9/1/2014	490,000	518,782
UnitedHealth Group, Inc. 5.00%, 8/15/2014	2,350,000	2,546,208
WellPoint, Inc.:
5.00%, 12/15/2014	1,250,000	1,359,419
6.00%, 2/15/2014	325,000	349,912

		8,539,493

HOTELS, RESTAURANTS & LEISURE — 0.1%
Starwood Hotels & Resorts Worldwide, Inc. 7.88%, 10/15/2014	1,000,000	1,134,064

HOUSEHOLD DURABLES — 0.1%
Whirlpool Corp. 8.60%, 5/1/2014	607,000	665,293

HOUSEHOLD PRODUCTS — 0.9%
Colgate-Palmolive Co.:
0.60%, 11/15/2014	500,000	499,849
1.25%, 5/1/2014	1,350,000	1,366,150
Fortune Brands, Inc. 6.38%, 6/15/2014	662,000	727,162
Kimberly-Clark Corp. 5.00%, 8/15/2013	750,000	787,693
The Clorox Co. 5.00%, 1/15/2015	1,250,000	1,360,075
The Procter & Gamble Co.:
0.70%, 8/15/2014	3,500,000	3,506,420
4.95%, 8/15/2014	1,350,000	1,471,757

		9,719,106

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.1%
TransAlta Corp.:
4.75%, 1/15/2015	1,000,000	1,040,366
5.75%, 12/15/2013	500,000	523,058

		1,563,424

INDUSTRIAL CONGLOMERATES — 0.4%
3M Co. 4.38%, 8/15/2013	1,250,000	1,305,534
Tyco Electronics Group SA 5.95%, 1/15/2014	850,000	909,848
Tyco International Finance SA:
4.13%, 10/15/2014	1,350,000	1,455,988
6.00%, 11/15/2013	750,000	798,808

		4,470,178

INSURANCE — 3.5%
ACE INA Holdings, Inc. 5.88%, 6/15/2014	715,000	778,496
American International Group, Inc.:
3.00%, 3/20/2015	1,050,000	1,055,319
3.65%, 1/15/2014	1,000,000	1,020,094
4.25%, 9/15/2014	2,550,000	2,644,385
Assurant, Inc. 5.63%, 2/15/2014	150,000	156,760
Berkshire Hathaway Finance Corp.:
1.50%, 1/10/2014	1,250,000	1,263,944
4.63%, 10/15/2013	38,000	39,934
4.85%, 1/15/2015	1,944,000	2,136,089
5.00%, 8/15/2013	2,250,000	2,360,733
5.10%, 7/15/2014	1,125,000	1,222,326
Berkshire Hathaway, Inc. 3.20%, 2/11/2015	2,500,000	2,651,094
CNA Financial Corp. 5.85%, 12/15/2014	1,250,000	1,342,531
Genworth Financial, Inc. 5.75%, 6/15/2014	1,425,000	1,446,375
Hartford Financial Services Group, Inc. 4.63%, 7/15/2013	250,000	256,054
Jefferson-Pilot Corp. 4.75%, 1/30/2014	250,000	259,993
Marsh & McLennan Cos, Inc. 5.38%, 7/15/2014	600,000	640,717
MetLife, Inc.:
2.38%, 2/6/2014	3,688,000	3,758,521
5.00%, 11/24/2013	500,000	527,656
5.00%, 6/15/2015	1,000,000	1,094,593
5.50%, 6/15/2014	750,000	807,402
Principal Financial Group, Inc. 7.88%, 5/15/2014	600,000	667,819
Principal Life Income Funding Trusts 5.10%, 4/15/2014	1,500,000	1,597,327
Prudential Financial, Inc.:
3.88%, 1/14/2015	2,000,000	2,087,002
4.50%, 7/15/2013	775,000	800,890
4.75%, 4/1/2014	1,670,000	1,758,519
5.10%, 9/20/2014	1,250,000	1,341,788

See accompanying notes to financial statements.

SPDR Barclays Capital Short Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

The Allstate Corp.:
5.00%, 8/15/2014	$2,490,000	$2,686,950
6.20%, 5/16/2014	700,000	765,198
XL Group PLC 5.25%, 9/15/2014	1,000,000	1,051,723

		38,220,232

INTERNET SOFTWARE & SERVICES — 0.3%
eBay, Inc. 0.88%, 10/15/2013	850,000	855,153
Google, Inc. 1.25%, 5/19/2014	1,925,000	1,949,744

		2,804,897

LEISURE EQUIPMENT & PRODUCTS — 0.1%
Hasbro, Inc. 6.13%, 5/15/2014	850,000	920,105

LIFE SCIENCES TOOLS & SERVICES — 0.2%
Thermo Fisher Scientific, Inc.:
2.05%, 2/21/2014	620,000	633,482
3.20%, 5/1/2015	1,000,000	1,062,620
3.25%, 11/20/2014	500,000	530,571

		2,226,673

MACHINERY — 1.7%
Black & Decker Corp.:
4.75%, 11/1/2014	245,000	261,362
8.95%, 4/15/2014	1,000,000	1,118,410
Caterpillar, Inc.:
0.95%, 6/26/2015	3,000,000	3,006,680
1.38%, 5/27/2014	960,000	970,182
Danaher Corp. 1.30%, 6/23/2014	705,000	712,419
Deere & Co. 6.95%, 4/25/2014	160,000	177,670
Eaton Corp. 5.95%, 3/20/2014	350,000	377,809
Illinois Tool Works, Inc. 5.15%, 4/1/2014	1,500,000	1,614,163
Ingersoll-Rand Global Holding Co., Ltd.:
6.00%, 8/15/2013	3,795,000	3,999,458
9.50%, 4/15/2014	345,000	390,144
John Deere Capital Corp.:
0.88%, 4/17/2015	1,000,000	997,816
1.25%, 12/2/2014	1,975,000	1,993,266
1.60%, 3/3/2014	500,000	506,940
2.95%, 3/9/2015	2,500,000	2,638,961
Stanley Black & Decker, Inc. 6.15%, 10/1/2013	250,000	263,685

		19,028,965

MEDIA — 3.9%
CBS Corp. 8.20%, 5/15/2014	770,000	873,950
Comcast Corp.:
5.30%, 1/15/2014	1,000,000	1,062,914
6.50%, 1/15/2015	3,800,000	4,269,091
Cox Communications, Inc. 5.45%, 12/15/2014	4,000,000	4,398,567
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.55%, 3/15/2015	2,000,000	2,102,596
4.75%, 10/1/2014	1,703,000	1,828,390
Discovery Communications LLC 3.70%, 6/1/2015	2,000,000	2,130,744
NBCUniversal Media LLC 2.10%, 4/1/2014	2,625,000	2,672,063
News America, Inc. 5.30%, 12/15/2014	1,312,000	1,434,650
Reed Elsevier Capital, Inc. 7.75%, 1/15/2014	1,250,000	1,368,542
The Interpublic Group of Cos., Inc. 6.25%, 11/15/2014 (c)	500,000	540,000
The Walt Disney Co.:
0.88%, 12/1/2014	2,600,000	2,606,967
4.50%, 12/15/2013	1,980,000	2,088,680
Thomson Reuters Corp.:
5.25%, 8/15/2013	500,000	523,633
5.70%, 10/1/2014	500,000	546,361
5.95%, 7/15/2013	2,000,000	2,101,993
Time Warner Cable, Inc.:
3.50%, 2/1/2015	1,000,000	1,049,072
6.20%, 7/1/2013	1,740,000	1,829,755
7.50%, 4/1/2014	2,438,000	2,682,360
8.25%, 2/14/2014	2,150,000	2,373,472
Turner Broadcasting System, Inc. 8.38%, 7/1/2013	250,000	268,162
Viacom, Inc.:
1.25%, 2/27/2015	1,000,000	999,884
4.38%, 9/15/2014	1,150,000	1,231,493
WPP Finance UK:
5.88%, 6/15/2014	750,000	810,077
8.00%, 9/15/2014	1,100,000	1,246,962

		43,040,378

METALS & MINING — 2.4%
Alcoa, Inc. 6.00%, 7/15/2013	850,000	891,514
ArcelorMittal:
3.75%, 2/25/2015	1,500,000	1,505,427
9.00%, 2/15/2015	1,000,000	1,116,497
ArcelorMittal USA, Inc. 6.50%, 4/15/2014	1,000,000	1,060,230
Barrick Gold Corp. 1.75%, 5/30/2014	550,000	557,454
Barrick Gold Finance Co. 4.88%, 11/15/2014	700,000	756,844
Barrick Gold Finance Co. LLC 6.13%, 9/15/2013	1,350,000	1,433,474
BHP Billiton Finance USA, Ltd.:
1.00%, 2/24/2015	1,500,000	1,501,785
1.13%, 11/21/2014	2,875,000	2,892,778
5.50%, 4/1/2014	5,750,000	6,222,540
Freeport-McMoRan Copper & Gold, Inc. 1.40%, 2/13/2015	800,000	797,863
Rio Tinto Finance USA PLC 1.13%, 3/20/2015	2,000,000	2,002,704

See accompanying notes to financial statements.

SPDR Barclays Capital Short Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Rio Tinto Finance USA, Ltd.:
5.88%, 7/15/2013	$343,000	$360,594
8.95%, 5/1/2014	4,750,000	5,421,710

		26,521,414

MULTI-UTILITIES — 0.7%
Alliant Energy Corp. 4.00%, 10/15/2014	1,075,000	1,121,298
Ameren Corp. 8.88%, 5/15/2014	900,000	1,005,796
Dominion Resources, Inc. 1.80%, 3/15/2014	1,000,000	1,017,537
DTE Energy Co. 7.63%, 5/15/2014	810,000	903,431
MidAmerican Energy Co. 4.65%, 10/1/2014	500,000	538,023
Midamerican Energy Holdings Co. 5.00%, 2/15/2014	850,000	902,962
Sempra Energy:
2.00%, 3/15/2014	1,650,000	1,678,871
8.90%, 11/15/2013	350,000	382,963

		7,550,881

MULTILINE RETAIL — 0.1%
Macy’s Retail Holdings, Inc. 5.75%, 7/15/2014	619,000	672,766
Nordstrom, Inc. 6.75%, 6/1/2014	500,000	555,830

		1,228,596

OFFICE ELECTRONICS — 0.4%
Xerox Corp.:
4.25%, 2/15/2015	1,500,000	1,589,556
8.25%, 5/15/2014	2,375,000	2,645,748

		4,235,304

OIL, GAS & CONSUMABLE FUELS — 5.1%
Anadarko Petroleum Corp.:
5.75%, 6/15/2014	775,000	832,581
7.63%, 3/15/2014	500,000	548,124
Apache Corp. 6.00%, 9/15/2013	1,100,000	1,169,124
BP Capital Markets PLC 1.70%, 12/5/2014	3,350,000	3,406,679
Canadian Natural Resources, Ltd. 1.45%, 11/14/2014	1,750,000	1,766,627
Cenovus Energy, Inc. 4.50%, 9/15/2014	1,500,000	1,600,859
Chevron Corp. 3.95%, 3/3/2014	3,688,000	3,892,421
ConocoPhillips:
4.60%, 1/15/2015	3,850,000	4,211,414
4.75%, 2/1/2014	1,988,000	2,109,249
Consolidated Natural Gas Co. 5.00%, 12/1/2014	450,000	491,591
Devon Energy Corp. 5.63%, 1/15/2014	1,000,000	1,071,841
Diamond Offshore Drilling, Inc. 5.15%, 9/1/2014	125,000	134,513
EnCana Corp. 4.75%, 10/15/2013	850,000	886,198
EnCana Holdings Finance Corp. 5.80%, 5/1/2014	1,850,000	1,997,038
Energy Transfer Partners LP:
6.00%, 7/1/2013	650,000	676,587
8.50%, 4/15/2014	2,031,000	2,251,745
Enterprise Products Operating LLC 9.75%, 1/31/2014	900,000	1,014,571
Enterprise Products Operating LLC, Series G 5.60%, 10/15/2014	1,750,000	1,916,504
EOG Resources, Inc.:
2.95%, 6/1/2015	1,000,000	1,048,409
6.13%, 10/1/2013	500,000	531,725
Hess Corp. 7.00%, 2/15/2014	300,000	326,274
Husky Energy, Inc. 5.90%, 6/15/2014	1,225,000	1,327,420
Kinder Morgan Energy Partners LP 5.00%, 12/15/2013	2,400,000	2,522,157
Magellan Midstream Partners LP 6.45%, 6/1/2014	250,000	272,978
Noble Holding International, Ltd. 7.38%, 3/15/2014	625,000	682,545
Occidental Petroleum Corp. 1.45%, 12/13/2013	1,150,000	1,164,043
Panhandle Eastern Pipeline Co. LP 6.05%, 8/15/2013	625,000	657,215
PC Financial Partnership 5.00%, 11/15/2014	876,000	948,398
Petro-Canada 4.00%, 7/15/2013	250,000	257,329
Phillips 66 1.95%, 3/5/2015 (b)	1,500,000	1,517,472
Plains All American Pipeline LP/PAA Finance Corp. 5.63%, 12/15/2013	750,000	792,107
Shell International Finance BV 4.00%, 3/21/2014	4,820,000	5,096,665
Spectra Energy Capital LLC:
5.67%, 8/15/2014	500,000	537,770
5.90%, 9/15/2013	500,000	524,614
Talisman Energy, Inc. 5.13%, 5/15/2015	1,000,000	1,081,412
Total Capital Canada, Ltd. 1.63%, 1/28/2014	1,125,000	1,142,463
TransCanada PipeLines Ltd. 4.88%, 1/15/2015	1,000,000	1,092,035
TransCanada PipeLines, Ltd. 0.88%, 3/2/2015	850,000	846,442
Valero Energy Corp. 4.50%, 2/1/2015	1,100,000	1,170,194
Weatherford International, Ltd. 4.95%, 10/15/2013	450,000	469,718
Williams Partners LP 3.80%, 2/15/2015	1,500,000	1,582,240
XTO Energy, Inc. 5.75%, 12/15/2013	250,000	268,312

		55,837,603

See accompanying notes to financial statements.

SPDR Barclays Capital Short Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

PAPER & FOREST PRODUCTS — 0.1%
Celulosa Arauco y Constitucion SA 5.13%, 7/9/2013	$625,000	$643,856
International Paper Co. 7.40%, 6/15/2014	750,000	828,613

		1,472,469

PERSONAL PRODUCTS — 0.1%
Avon Products, Inc. 5.63%, 3/1/2014	1,000,000	1,051,289

PHARMACEUTICALS — 4.4%
Abbott Laboratories:
2.70%, 5/27/2015	1,500,000	1,579,278
4.35%, 3/15/2014	750,000	798,139
Aristotle Holding, Inc. 2.75%, 11/21/2014 (b)	3,500,000	3,601,188
AstraZeneca PLC 5.40%, 6/1/2014	1,300,000	1,411,872
Bristol-Myers Squibb Co. 5.25%, 8/15/2013	750,000	790,224
Eli Lilly & Co. 4.20%, 3/6/2014	1,932,000	2,040,989
GlaxoSmithKline Capital, Inc. 4.38%, 4/15/2014	4,375,000	4,663,300
Johnson & Johnson 1.20%, 5/15/2014	1,775,000	1,796,031
McKesson Corp. 6.50%, 2/15/2014	875,000	952,044
Merck & Co, Inc. 4.75%, 3/1/2015	2,000,000	2,193,829
Merck & Co., Inc. 5.30%, 12/1/2013	2,000,000	2,135,259
Novartis Capital Corp.:
2.90%, 4/24/2015	3,000,000	3,174,559
4.13%, 2/10/2014	4,350,000	4,586,914
Pfizer, Inc.:
4.50%, 2/15/2014	2,250,000	2,387,176
5.35%, 3/15/2015	4,850,000	5,418,009
Sanofi:
1.20%, 9/30/2014	2,150,000	2,173,303
1.63%, 3/28/2014	2,350,000	2,387,030
Teva Pharmaceutical Finance III 1.70%, 3/21/2014	750,000	760,707
Teva Pharmaceutical Finance IV LLC 1.70%, 11/10/2014	1,325,000	1,349,275
Watson Pharmaceuticals, Inc. 5.00%, 8/15/2014	1,000,000	1,062,807
Wyeth 5.50%, 2/1/2014	2,625,000	2,820,315

		48,082,248

PIPELINES — 0.1%
Buckeye Partners LP 4.63%, 7/15/2013	350,000	359,204
Enbridge, Inc. 5.80%, 6/15/2014	985,000	1,068,452

		1,427,656

REAL ESTATE INVESTMENT TRUSTS — 1.1%
Boston Properties LP 5.63%, 4/15/2015	750,000	823,273
Duke Realty LP:
5.40%, 8/15/2014	200,000	212,282
7.38%, 2/15/2015	1,000,000	1,112,049
ERP Operating LP:
5.25%, 9/15/2014	500,000	534,172
6.58%, 4/13/2015	2,000,000	2,223,662
HCP, Inc.:
2.70%, 2/1/2014	560,000	565,525
5.65%, 12/15/2013	1,250,000	1,315,065
Health Care REIT, Inc. 6.00%, 11/15/2013	250,000	260,333
Hospitality Properties Trust 7.88%, 8/15/2014	1,350,000	1,449,749
ProLogis LP 7.63%, 8/15/2014	650,000	719,653
Simon Property Group LP:
4.20%, 2/1/2015	500,000	527,254
6.75%, 5/15/2014	1,000,000	1,084,462
UDR, Inc. 5.25%, 1/15/2015	425,000	449,760
Vornado Realty LP 4.25%, 4/1/2015	1,000,000	1,047,004

		12,324,243

REGIONAL BANKS — 0.1%
Regions Financial Corp. 7.75%, 11/10/2014	1,500,000	1,631,250

ROAD & RAIL — 0.9%
Burlington Northern Santa Fe LLC:
4.30%, 7/1/2013	250,000	258,691
4.88%, 1/15/2015	1,125,000	1,229,725
7.00%, 2/1/2014	1,750,000	1,915,595
Canadian National Railway Co. 4.95%, 1/15/2014	500,000	531,331
CSX Corp.:
5.50%, 8/1/2013	1,150,000	1,206,215
6.25%, 4/1/2015	1,500,000	1,705,840
Norfolk Southern Corp. 5.26%, 9/17/2014	1,100,000	1,199,273
Ryder System, Inc. 5.85%, 3/1/2014	1,000,000	1,063,401
Union Pacific Corp. 5.13%, 2/15/2014	1,225,000	1,307,476

		10,417,547

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.3%
Analog Devices, Inc. 5.00%, 7/1/2014	853,000	919,815
Broadcom Corp. 1.50%, 11/1/2013	250,000	251,774
Texas Instruments, Inc. 1.38%, 5/15/2014	1,775,000	1,800,142

		2,971,731

See accompanying notes to financial statements.

SPDR Barclays Capital Short Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

SOFTWARE — 1.0%
Adobe Systems, Inc. 3.25%, 2/1/2015	$500,000	$522,031
CA, Inc. 6.13%, 12/1/2014	1,000,000	1,096,505
Microsoft Corp.:
0.88%, 9/27/2013	1,100,000	1,106,411
2.95%, 6/1/2014	4,150,000	4,338,583
Oracle Corp. 3.75%, 7/8/2014	3,838,000	4,080,880

		11,144,410

SPECIALTY RETAIL — 0.7%
AutoZone, Inc.:
5.75%, 1/15/2015	500,000	547,433
6.50%, 1/15/2014	1,000,000	1,079,560
Best Buy Co., Inc. 6.75%, 7/15/2013	1,072,000	1,118,388
Home Depot, Inc. 5.25%, 12/16/2013	2,400,000	2,558,054
Staples, Inc. 9.75%, 1/15/2014	2,650,000	2,961,269

		8,264,704

TOBACCO — 0.7%
Altria Group, Inc.:
7.75%, 2/6/2014	938,000	1,034,690
8.50%, 11/10/2013	2,950,000	3,243,329
Philip Morris International, Inc. 6.88%, 3/17/2014	3,100,000	3,418,643

		7,696,662

WIRELESS TELECOMMUNICATION SERVICES — 5.3%
America Movil SAB de CV:
3.63%, 3/30/2015	1,500,000	1,581,221
5.50%, 3/1/2014 (c)	1,525,000	1,631,750
5.75%, 1/15/2015	1,000,000	1,102,795
American Tower Corp. 4.63%, 4/1/2015	1,075,000	1,138,123
AT&T, Inc.:
0.88%, 2/13/2015	2,500,000	2,494,885
4.85%, 2/15/2014	1,338,000	1,423,744
5.10%, 9/15/2014	3,600,000	3,930,003
BellSouth Corp. 5.20%, 9/15/2014	2,249,000	2,435,828
Cellco Partnership/Verizon Wireless Capital LLC:
5.55%, 2/1/2014	5,650,000	6,042,324
7.38%, 11/15/2013	2,750,000	2,988,173
Deutsche Telekom International Finance BV:
4.88%, 7/8/2014	550,000	584,940
5.25%, 7/22/2013	3,000,000	3,133,781
5.88%, 8/20/2013	1,188,000	1,252,510
France Telecom SA 4.38%, 7/8/2014	2,025,000	2,127,420
Rogers Communications, Inc.:
6.38%, 3/1/2014	3,000,000	3,249,481
7.50%, 3/15/2015	1,000,000	1,145,410
Telecom Italia Capital SA:
4.95%, 9/30/2014	3,500,000	3,473,750
5.25%, 11/15/2013	2,350,000	2,334,655
6.18%, 6/18/2014	2,000,000	2,015,000
Telefonica Emisiones SAU:
3.73%, 4/27/2015	750,000	678,750
4.95%, 1/15/2015	3,375,000	3,189,375
Telefonos de Mexico SAB de CV 5.50%, 1/27/2015	300,000	327,591
Verizon Communications, Inc. 1.25%, 11/3/2014	3,132,000	3,158,554
Verizon New England, Inc., Series C 4.75%, 10/1/2013	625,000	650,819
Vodafone Group PLC:
4.15%, 6/10/2014	3,138,000	3,328,039
5.00%, 12/16/2013	2,650,000	2,810,926
5.38%, 1/30/2015	500,000	552,420

		58,782,267

TOTAL CORPORATE BONDS & NOTES —
(Cost $1,082,018,250)		1,081,545,629

	Shares
SHORT TERM INVESTMENT — 3.4%
MONEY MARKET FUND — 3.4%
State Street Institutional Liquid Reserves Fund 0.20% (d)(e)(f) (Cost $37,784,863)	37,784,863	37,784,863

TOTAL INVESTMENTS — 101.3% (g)
(Cost $1,119,803,113)		1,119,330,492
OTHER ASSETS & LIABILITIES — (1.3)%		(13,898,225)

NET ASSETS — 100.0%		$1,105,432,267

(a)	Amount shown represents less than 0.05% of net assets.
(b)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 0.7% of net assets as of June 30, 2012, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Securities are valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. (Note 2)
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Value is determined based on Level 1 inputs. (Note 2)
(g)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)
PLC = Public Limited Company
REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount	Value

CORPORATE BONDS & NOTES — 97.5%
AEROSPACE & DEFENSE — 1.3%
General Dynamics Corp.:
5.25%, 2/1/2014	$100,000	$107,048
5.38%, 8/15/2015	150,000	169,852
Goodrich Corp. 3.60%, 2/1/2021	150,000	162,801
Honeywell International, Inc. 5.00%, 2/15/2019	440,000	522,647
L-3 Communications Corp.:
3.95%, 11/15/2016	50,000	53,027
4.75%, 7/15/2020	250,000	266,116
Lockheed Martin Corp.:
3.35%, 9/15/2021	150,000	154,665
4.25%, 11/15/2019	145,000	160,326
Northrop Grumman Corp. 1.85%, 11/15/2015	250,000	253,242
Raytheon Co. 3.13%, 10/15/2020	400,000	419,791
Textron, Inc. 4.63%, 9/21/2016	100,000	105,663
The Boeing Co. 3.50%, 2/15/2015	500,000	534,901
United Technologies Corp.:
1.20%, 6/1/2015 (a)	60,000	60,683
1.80%, 6/1/2017	33,000	33,657
4.50%, 4/15/2020 (a)	250,000	290,728
5.38%, 12/15/2017	260,000	312,887

		3,608,034

AIR FREIGHT & LOGISTICS — 0.4%
FedEx Corp. 8.00%, 1/15/2019	150,000	197,769
GATX Corp. 4.75%, 5/15/2015	175,000	185,073
United Parcel Service of America, Inc. 8.38%, 4/1/2020	100,000	141,488
United Parcel Service, Inc.:
3.13%, 1/15/2021	250,000	266,682
5.13%, 4/1/2019	250,000	301,526

		1,092,538

AIRLINES — 0.3%
American Airlines 2011-2 Pass Through Trust, Class A 8.63%, 4/15/2023	388,191	409,542
Delta Air Lines 2010-2 Pass Through Trust, Class A 4.95%, 11/23/2020	137,433	145,679
United Air Lines, Inc. Pass Through Trust 9.75%, 7/15/2018	208,722	237,942

		793,163

AUTO COMPONENTS — 0.1%
Johnson Controls, Inc.:
4.88%, 9/15/2013	200,000	208,761
5.00%, 3/30/2020	150,000	170,470

		379,231

AUTOMOBILES — 0.2%
Daimler Finance North America LLC 6.50%, 11/15/2013	440,000	472,410
PACCAR Financial Corp. 1.55%, 9/29/2014	150,000	152,286

		624,696

BEVERAGES — 2.4%
Anheuser-Busch InBev Worldwide, Inc.:
1.50%, 7/14/2014	100,000	101,283
2.88%, 2/15/2016 (a)	45,000	47,532
3.63%, 4/15/2015	300,000	320,709
4.13%, 1/15/2015 (a)	195,000	209,961
5.38%, 1/15/2020	615,000	732,019
7.75%, 1/15/2019	300,000	393,169
Coca-Cola Enterprises, Inc.:
1.13%, 11/12/2013	150,000	150,450
3.50%, 9/15/2020	150,000	157,520
Diageo Capital PLC:
4.83%, 7/15/2020	250,000	292,320
5.75%, 10/23/2017	175,000	210,350
Diageo Finance BV 3.25%, 1/15/2015 (a)	390,000	412,708
Dr. Pepper Snapple Group, Inc. 3.20%, 11/15/2021	200,000	204,704
PepsiCo, Inc.:
0.88%, 10/25/2013	350,000	351,247
2.50%, 5/10/2016	400,000	419,082
3.00%, 8/25/2021	320,000	328,747
3.10%, 1/15/2015	160,000	168,591
3.13%, 11/1/2020	250,000	260,512
3.75%, 3/1/2014	250,000	262,556
5.00%, 6/1/2018	285,000	332,827
The Coca-Cola Co.:
0.75%, 3/13/2015	100,000	99,855
1.50%, 11/15/2015	500,000	509,869
1.65%, 3/14/2018	250,000	250,949
3.15%, 11/15/2020	270,000	287,782
3.30%, 9/1/2021	300,000	318,757

		6,823,499

BIOTECHNOLOGY — 0.7%
Amgen, Inc.:
2.30%, 6/15/2016	250,000	253,983
4.10%, 6/15/2021	350,000	373,469
5.70%, 2/1/2019	250,000	293,123
6.15%, 6/1/2018	350,000	419,209
Biogen Idec, Inc. 6.88%, 3/1/2018	150,000	182,871
Genentech, Inc. 4.75%, 7/15/2015	150,000	165,918
Gilead Sciences, Inc. 4.50%, 4/1/2021 (a)	375,000	412,163

		2,100,736

BUILDING MATERIALS — 0.1%
CRH America, Inc. 6.00%, 9/30/2016	359,000	392,926

See accompanying notes to financial statements.

SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

BUILDING PRODUCTS — 0.1%
Owens Corning 9.00%, 6/15/2019	$265,000	$326,424

CAPITAL MARKETS — 5.8%
Ameriprise Financial, Inc. 5.30%, 3/15/2020	150,000	170,682
BlackRock, Inc. 5.00%, 12/10/2019	356,000	406,705
Jefferies Group, Inc. 5.13%, 4/13/2018	350,000	339,500
Morgan Stanley:
2.88%, 7/28/2014 (a)	40,000	39,258
3.45%, 11/2/2015	1,500,000	1,453,712
3.80%, 4/29/2016	1,000,000	966,037
4.75%, 4/1/2014 (a)	1,245,000	1,251,915
5.50%, 7/28/2021	200,000	195,648
5.63%, 9/23/2019	1,235,000	1,228,648
5.75%, 1/25/2021	300,000	293,818
6.00%, 4/28/2015	150,000	155,677
Northern Trust Corp.:
3.38%, 8/23/2021 (a)	150,000	159,263
3.45%, 11/4/2020	100,000	106,868
TD Ameritrade Holding Corp. 5.60%, 12/1/2019	145,000	165,129
The Bank of New York Mellon Corp.:
1.50%, 1/31/2014	350,000	353,222
1.97%, 6/20/2017	150,000	151,342
2.30%, 7/28/2016	70,000	72,261
3.10%, 1/15/2015	640,000	671,889
4.15%, 2/1/2021	250,000	276,368
The Bear Stearns Cos. LLC 7.25%, 2/1/2018	1,045,000	1,243,310
The Goldman Sachs Group, Inc.:
3.63%, 2/7/2016	750,000	749,855
3.70%, 8/1/2015	1,250,000	1,258,883
4.75%, 7/15/2013	250,000	256,217
5.25%, 10/15/2013	750,000	777,885
5.25%, 7/27/2021	550,000	553,481
5.38%, 3/15/2020	400,000	409,176
5.75%, 1/24/2022	400,000	420,671
5.95%, 1/18/2018	1,300,000	1,386,342
6.00%, 5/1/2014	160,000	169,043
6.00%, 6/15/2020	550,000	581,612
7.50%, 2/15/2019	150,000	170,355

		16,434,772

CHEMICALS — 1.7%
Air Products & Chemicals, Inc.:
2.00%, 8/2/2016	55,000	56,240
4.38%, 8/21/2019	100,000	112,806
Airgas, Inc. 2.85%, 10/1/2013	100,000	101,411
E.I. du Pont de Nemours & Co.:
3.25%, 1/15/2015	150,000	159,006
4.63%, 1/15/2020 (a)	350,000	405,732
5.00%, 7/15/2013	250,000	261,340
5.25%, 12/15/2016 (a)	250,000	292,849
Eastman Chemical Co. 3.00%, 12/15/2015 (a)	150,000	155,471
Ecolab, Inc.:
2.38%, 12/8/2014	250,000	256,953
4.35%, 12/8/2021	300,000	331,475
Lubrizol Corp. 8.88%, 2/1/2019	150,000	204,854
Monsanto Co. 2.75%, 4/15/2016	100,000	105,229
Potash Corp. of Saskatchewan, Inc. 3.75%, 9/30/2015	360,000	385,285
Praxair, Inc.:
2.45%, 2/15/2022 (a)	250,000	245,540
4.05%, 3/15/2021	100,000	111,136
The Dow Chemical Co.:
4.13%, 11/15/2021 (a)	250,000	266,921
4.25%, 11/15/2020	40,000	43,247
7.60%, 5/15/2014	355,000	395,083
8.55%, 5/15/2019	560,000	740,992
The Mosaic Co. 3.75%, 11/15/2021	150,000	156,710
Valspar Corp. 4.20%, 1/15/2022	50,000	52,711

		4,840,991

COMMERCIAL BANKS — 9.7%
Abbey National Treasury Services PLC 4.00%, 4/27/2016 (a)	250,000	243,673
Bank of Montreal 2.50%, 1/11/2017	250,000	257,246
Bank of Nova Scotia:
1.85%, 1/12/2015 (a)	500,000	508,022
2.38%, 12/17/2013 (a)	250,000	255,257
2.55%, 1/12/2017 (a)	250,000	259,117
2.90%, 3/29/2016	250,000	262,882
Barclays Bank PLC:
2.38%, 1/13/2014	350,000	350,850
5.00%, 9/22/2016 (a)	400,000	433,490
5.13%, 1/8/2020	500,000	542,595
5.20%, 7/10/2014	355,000	374,438
BB&T Corp.:
2.05%, 4/28/2014	100,000	102,053
3.95%, 4/29/2016	125,000	135,960
4.90%, 6/30/2017	250,000	275,182
5.25%, 11/1/2019	250,000	283,057
BBVA US Senior SAU 3.25%, 5/16/2014	250,000	238,761
BNP Paribas:
3.25%, 3/11/2015 (a)	550,000	554,167
3.60%, 2/23/2016 (a)	250,000	252,720
5.00%, 1/15/2021	250,000	254,144
Canadian Imperial Bank of Commerce/Canada 2.35%, 12/11/2015	250,000	258,777
Comerica Bank 5.20%, 8/22/2017	250,000	281,343
Commonwealth Bank of Australia/New York, NY 1.95%, 3/16/2015	250,000	251,286

See accompanying notes to financial statements.

SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands:
2.13%, 10/13/2015	$500,000	$501,902
4.50%, 1/11/2021	350,000	371,335
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect:
3.38%, 1/19/2017	350,000	360,351
3.88%, 2/8/2022	100,000	101,310
Credit Suisse of New York, NY:
2.20%, 1/14/2014	100,000	100,659
4.38%, 8/5/2020	150,000	159,600
5.30%, 8/13/2019 (a)	370,000	412,578
5.50%, 5/1/2014	800,000	849,197
6.00%, 2/15/2018 (a)	250,000	265,498
Deutsche Bank AG London:
3.45%, 3/30/2015 (a)	250,000	258,252
3.88%, 8/18/2014	670,000	696,593
6.00%, 9/1/2017	370,000	421,224
Discover Bank/Greenwood DE 8.70%, 11/18/2019	350,000	438,639
Fifth Third Bancorp:
3.63%, 1/25/2016	150,000	158,455
4.50%, 6/1/2018	125,000	132,104
First Tennessee Bank 5.65%, 4/1/2016	250,000	259,538
HSBC Bank USA NA 6.00%, 8/9/2017	500,000	542,620
HSBC Holdings PLC 5.10%, 4/5/2021	250,000	278,722
HSBC USA, Inc. 2.38%, 2/13/2015	90,000	90,731
Huntington BancShares, Inc. 7.00%, 12/15/2020	25,000	28,858
JPMorgan Chase Bank NA 6.00%, 7/5/2017	650,000	724,727
KeyBank NA 4.95%, 9/15/2015	200,000	212,429
KeyCorp 5.10%, 3/24/2021	40,000	44,423
Lloyds TSB Bank PLC:
4.20%, 3/28/2017	350,000	360,140
4.88%, 1/21/2016	125,000	131,423
6.38%, 1/21/2021	300,000	339,315
Manufacturers & Traders Trust Co. 5.63%, 12/1/2021 (b)	250,000	242,500
National Australia Bank/New York 2.75%, 3/9/2017 (a)	300,000	300,913
PNC Funding Corp.:
2.70%, 9/19/2016	250,000	259,300
5.13%, 2/8/2020	360,000	415,321
5.40%, 6/10/2014	350,000	377,684
5.63%, 2/1/2017	350,000	387,006
Royal Bank of Canada:
1.13%, 1/15/2014 (a)	500,000	503,148
1.45%, 10/30/2014	100,000	101,120
2.30%, 7/20/2016 (a)	100,000	103,014
2.63%, 12/15/2015	250,000	261,120
SunTrust Banks, Inc.:
3.50%, 1/20/2017	150,000	154,263
3.60%, 4/15/2016	55,000	57,011
7.25%, 3/15/2018	150,000	176,477
Svenska Handelsbanken AB 3.13%, 7/12/2016	250,000	257,117
The Royal Bank of Scotland PLC:
3.40%, 8/23/2013	150,000	151,506
4.38%, 3/16/2016	500,000	509,312
The Toronto-Dominion Bank 2.38%, 10/19/2016	500,000	515,403
Union Bank NA 5.95%, 5/11/2016	255,000	285,383
US Bancorp:
1.38%, 9/13/2013	250,000	252,004
3.15%, 3/4/2015	640,000	673,543
4.13%, 5/24/2021	400,000	445,717
Wachovia Bank 4.80%, 11/1/2014	168,000	179,610
Wachovia Corp.:
4.88%, 2/15/2014	350,000	367,338
5.63%, 10/15/2016	500,000	558,188
Series G 5.75%, 2/1/2018	750,000	864,443
Wells Fargo & Co.:
1.25%, 2/13/2015	150,000	149,024
2.63%, 12/15/2016	250,000	256,305
3.50%, 3/8/2022	250,000	257,012
3.63%, 4/15/2015	780,000	827,200
3.68%, 6/15/2016	250,000	266,055
4.60%, 4/1/2021	200,000	221,839
4.95%, 10/16/2013	250,000	261,710
5.63%, 12/11/2017	700,000	807,609
Westpac Banking Corp.:
1.85%, 12/9/2013	500,000	504,035
3.00%, 12/9/2015 (a)	500,000	520,695
4.20%, 2/27/2015	250,000	266,128

		27,351,696

COMMERCIAL SERVICES & SUPPLIES — 0.5%
Cintas Corp. 6.13%, 12/1/2017	100,000	119,486
Pitney Bowes, Inc.:
5.00%, 3/15/2015	250,000	257,602
6.25%, 3/15/2019 (a)	135,000	139,370
Republic Services, Inc. 5.50%, 9/15/2019	305,000	353,826
The Western Union Co. 5.93%, 10/1/2016	150,000	171,724
Waste Management, Inc.:
4.60%, 3/1/2021	150,000	166,244
6.38%, 3/11/2015	200,000	225,623

		1,433,875

COMMUNICATIONS EQUIPMENT — 0.5%
Cisco Systems, Inc.:
1.63%, 3/14/2014	200,000	203,697
2.90%, 11/17/2014	150,000	158,158
4.45%, 1/15/2020	250,000	288,668
4.95%, 2/15/2019	320,000	375,860
5.50%, 2/22/2016	300,000	347,572

See accompanying notes to financial statements.

SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Juniper Networks, Inc.:
3.10%, 3/15/2016	$35,000	$36,521
4.60%, 3/15/2021 (a)	100,000	107,713

		1,518,189

COMPUTERS & PERIPHERALS — 1.8%
Computer Sciences Corp. 6.50%, 3/15/2018	150,000	160,805
Dell, Inc.:
5.65%, 4/15/2018	200,000	230,488
5.88%, 6/15/2019 (a)	165,000	193,886
Hewlett-Packard Co.:
2.60%, 9/15/2017	200,000	200,190
2.65%, 6/1/2016 (a)	250,000	254,858
3.00%, 9/15/2016	250,000	257,174
3.30%, 12/9/2016	350,000	364,987
3.75%, 12/1/2020	500,000	496,025
4.75%, 6/2/2014	690,000	730,069
International Business Machines Corp.:
1.00%, 8/5/2013	150,000	150,813
1.25%, 5/12/2014	655,000	662,477
1.95%, 7/22/2016	350,000	360,648
5.70%, 9/14/2017	645,000	773,640
7.63%, 10/15/2018	250,000	333,926

		5,169,986

CONSTRUCTION & ENGINEERING — 0.1%
ABB Finance USA, Inc. 2.88%, 5/8/2022	100,000	100,974
URS Corp. 5.00%, 4/1/2022 (c)	150,000	148,181

		249,155

CONSUMER FINANCE — 0.9%
Caterpillar Financial Services Corp.:
1.38%, 5/20/2014	30,000	30,343
2.05%, 8/1/2016	500,000	514,260
6.20%, 9/30/2013	785,000	836,952
7.15%, 2/15/2019	250,000	325,663
Discover Financial Services 5.20%, 4/27/2022 (c)	100,000	103,404
SLM Corp.:
6.25%, 1/25/2016	150,000	156,000
8.45%, 6/15/2018	505,000	558,025

		2,524,647

CONTAINERS & PACKAGING — 0.1%
Bemis Co., Inc. 4.50%, 10/15/2021	150,000	162,004

DIVERSIFIED CONSUMER SERVICES — 0.1%
Yale University 2.90%, 10/15/2014	305,000	320,473

DIVERSIFIED FINANCIAL SERVICES — 15.7%
American Express Co.:
7.25%, 5/20/2014	1,240,000	1,375,451
8.13%, 5/20/2019	305,000	404,685
American Express Credit Corp.:
2.75%, 9/15/2015	400,000	415,532
2.80%, 9/19/2016	750,000	780,933
Bank of America Corp.:
3.63%, 3/17/2016	1,000,000	1,003,239
3.75%, 7/12/2016	600,000	602,672
4.50%, 4/1/2015	755,000	777,508
5.00%, 5/13/2021	350,000	358,513
5.25%, 12/1/2015 (a)	1,000,000	1,034,531
5.38%, 6/15/2014	350,000	365,581
5.63%, 7/1/2020	750,000	797,813
5.65%, 5/1/2018	600,000	630,931
5.70%, 1/24/2022 (a)	250,000	275,322
6.50%, 8/1/2016	350,000	382,235
Boeing Capital Corp.:
2.13%, 8/15/2016	100,000	103,791
2.90%, 8/15/2018 (a)	50,000	53,638
BP Capital Markets PLC:
3.88%, 3/10/2015	300,000	321,732
4.50%, 10/1/2020	450,000	506,299
5.25%, 11/7/2013	250,000	264,547
Capital One Bank USA NA 8.80%, 7/15/2019	395,000	496,187
Capital One Financial Corp.:
2.15%, 3/23/2015	200,000	200,503
3.15%, 7/15/2016 (a)	60,000	62,003
6.15%, 9/1/2016	250,000	279,266
7.38%, 5/23/2014	185,000	202,798
Citigroup, Inc.:
4.59%, 12/15/2015	1,100,000	1,149,364
4.75%, 5/19/2015	400,000	418,572
5.00%, 9/15/2014	500,000	513,481
5.38%, 8/9/2020	400,000	431,670
5.50%, 2/15/2017	215,000	224,053
5.85%, 8/2/2016	500,000	546,749
6.01%, 1/15/2015	350,000	375,536
6.13%, 11/21/2017	250,000	276,405
6.13%, 5/15/2018	250,000	275,758
6.38%, 8/12/2014	600,000	642,265
6.50%, 8/19/2013	350,000	365,925
8.50%, 5/22/2019	815,000	1,011,124
CME Group, Inc. 5.75%, 2/15/2014	250,000	269,426
Credit Suisse USA, Inc.:
4.88%, 1/15/2015	5,000	5,315
5.38%, 3/2/2016	300,000	327,516
5.85%, 8/16/2016	250,000	280,226
Ford Motor Credit Co. LLC:
2.75%, 5/15/2015	250,000	252,500
3.00%, 6/12/2017 (a)	150,000	149,315
5.88%, 8/2/2021	650,000	723,125
6.63%, 8/15/2017	1,000,000	1,140,000
7.00%, 4/15/2015	1,000,000	1,115,000
General Electric Capital Corp.:
3.50%, 6/29/2015	500,000	528,356
4.38%, 9/16/2020	450,000	484,142
4.63%, 1/7/2021	250,000	274,201
4.65%, 10/17/2021	250,000	276,579
5.30%, 2/11/2021	245,000	274,416
5.40%, 2/15/2017	750,000	853,850
5.63%, 9/15/2017	250,000	286,194
5.63%, 5/1/2018	770,000	882,718

See accompanying notes to financial statements.

SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

5.65%, 6/9/2014	$500,000	$541,377
5.90%, 5/13/2014	500,000	543,118
6.00%, 8/7/2019	250,000	293,075
General Electric Capital Corp., Series A 3.75%, 11/14/2014	350,000	369,411
HSBC Finance Corp.:
5.00%, 6/30/2015	810,000	864,395
5.25%, 4/15/2015	150,000	160,394
6.68%, 1/15/2021	500,000	537,469
JPMorgan Chase & Co.:
2.60%, 1/15/2016	600,000	606,489
3.15%, 7/5/2016	450,000	462,311
3.40%, 6/24/2015	500,000	517,886
3.45%, 3/1/2016	1,000,000	1,035,553
4.25%, 10/15/2020	800,000	830,478
4.40%, 7/22/2020	500,000	523,789
4.50%, 1/24/2022 (a)	500,000	537,755
4.63%, 5/10/2021	150,000	159,679
4.65%, 6/1/2014	1,020,000	1,074,258
Lazard Group LLC 6.85%, 6/15/2017	145,000	158,101
Merrill Lynch & Co., Inc.:
6.40%, 8/28/2017	250,000	268,893
6.88%, 4/25/2018	1,667,000	1,842,375
National Rural Utilities Cooperative Finance Corp.:
1.00%, 2/2/2015 (a)	150,000	149,793
5.45%, 2/1/2018	250,000	294,912
10.38%, 11/1/2018	185,000	266,734
Nomura Holdings, Inc.:
4.13%, 1/19/2016 (a)	202,000	205,299
5.00%, 3/4/2015	170,000	176,651
6.70%, 3/4/2020	155,000	172,016
Royal Bank of Scotland Group PLC 5.63%, 8/24/2020 (a)	500,000	527,126
SLM Corp.:
5.00%, 10/1/2013	265,000	269,765
8.00%, 3/25/2020	250,000	271,250
The Charles Schwab Corp. 4.45%, 7/22/2020	250,000	276,506
The Nasdaq OMX Group, Inc.:
5.25%, 1/16/2018	60,000	63,449
5.55%, 1/15/2020	246,000	255,013
The Royal Bank of Scotland Group PLC 4.88%, 3/16/2015	250,000	258,441
The Western Union Co. 5.25%, 4/1/2020	135,000	153,772
Toyota Motor Credit Corp.:
1.00%, 2/17/2015 (a)	250,000	250,749
1.38%, 8/12/2013 (a)	200,000	201,935
2.00%, 9/15/2016	100,000	102,194
2.80%, 1/11/2016	150,000	157,415
3.20%, 6/17/2015	150,000	159,676
3.30%, 1/12/2022 (a)	300,000	313,975
3.40%, 9/15/2021	150,000	158,614
4.25%, 1/11/2021	150,000	168,928
UBS AG of Stamford, CT:
2.25%, 8/12/2013	250,000	251,087
2.25%, 1/28/2014	250,000	250,334
3.88%, 1/15/2015	250,000	257,443
4.88%, 8/4/2020	45,000	47,982
5.75%, 4/25/2018	555,000	613,104
5.88%, 12/20/2017	400,000	444,180

		44,094,640

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.1%
AT&T, Inc. 3.88%, 8/15/2021	150,000	161,880
British Telecommunications PLC 5.95%, 1/15/2018	300,000	349,341
CenturyLink, Inc.:
5.80%, 3/15/2022	250,000	248,853
6.45%, 6/15/2021	500,000	522,039
Harris Corp. 6.38%, 6/15/2019	100,000	117,199
Qwest Corp. 7.50%, 10/1/2014	250,000	278,259
Telecom Italia Capital SA 7.00%, 6/4/2018	250,000	250,000
Verizon Communications, Inc.:
1.95%, 3/28/2014 (a)	250,000	255,343
3.50%, 11/1/2021	150,000	158,933
4.60%, 4/1/2021	350,000	400,004
8.75%, 11/1/2018	250,000	339,582

		3,081,433

ELECTRIC UTILITIES — 4.4%
Arizona Public Service Co. 6.25%, 8/1/2016	205,000	238,732
Baltimore Gas & Electric Co. 5.90%, 10/1/2016	150,000	173,517
Carolina Power & Light Co. 5.25%, 12/15/2015	320,000	363,106
CenterPoint Energy Houston Electric LLC, Series M 5.75%, 1/15/2014	210,000	224,315
Commonwealth Edison Co.:
1.63%, 1/15/2014	250,000	252,906
3.40%, 9/1/2021	100,000	106,812
4.00%, 8/1/2020	60,000	66,266
5.80%, 3/15/2018	520,000	621,999
Consolidated Edison Co. of New York, Inc.:
5.85%, 4/1/2018	208,000	253,432
6.65%, 4/1/2019	155,000	195,695
Consumers Energy Co., Series M 5.50%, 8/15/2016	250,000	288,416
Duke Energy Carolinas LLC:
1.75%, 12/15/2016 (a)	350,000	356,338
3.90%, 6/15/2021	150,000	165,584
Duke Energy Corp. 3.95%, 9/15/2014	670,000	710,537
Edison International 3.75%, 9/15/2017	350,000	374,223
Entergy Corp. 5.13%, 9/15/2020	300,000	311,174
Entergy Louisiana LLC 1.88%, 12/15/2014	90,000	91,877

See accompanying notes to financial statements.

SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

FirstEnergy Solutions Corp.:
4.80%, 2/15/2015	$155,000	$165,807
6.05%, 8/15/2021	250,000	271,673
Florida Power Corp. 3.10%, 8/15/2021	210,000	216,556
FPL Group Capital, Inc. 6.00%, 3/1/2019	470,000	552,702
Georgia Power Co.:
4.25%, 12/1/2019 (a)	360,000	400,824
6.00%, 11/1/2013	250,000	266,583
Great Plains Energy, Inc.:
2.75%, 8/15/2013	250,000	253,454
4.85%, 6/1/2021	75,000	80,255
Indiana Michigan Power Co., Series I 7.00%, 3/15/2019	165,000	204,683
Kentucky Utilities Co. 1.63%, 11/1/2015	250,000	254,248
LG&E and KU Energy LLC 3.75%, 11/15/2020	300,000	307,340
Nevada Power Co. 6.50%, 8/1/2018	305,000	375,768
Nisource Finance Corp. 6.40%, 3/15/2018	450,000	526,316
Ohio Power Co. 5.38%, 10/1/2021	250,000	295,176
Oncor Electric Delivery Co. LLC 6.38%, 1/15/2015	350,000	389,522
Pacific Gas & Electric Co.:
3.50%, 10/1/2020 (a)	250,000	269,696
8.25%, 10/15/2018	150,000	202,181
PG&E Corp. 5.75%, 4/1/2014	105,000	113,509
Progress Energy, Inc. 7.05%, 3/15/2019	150,000	189,126
PSEG Power LLC 5.13%, 4/15/2020 (a)	280,000	308,540
Public Service Electric & Gas Co.:
0.85%, 8/15/2014	20,000	20,016
2.70%, 5/1/2015	150,000	156,872
Scottish Power, Ltd. 5.38%, 3/15/2015	150,000	155,213
South Carolina Electric & Gas Co. 5.25%, 11/1/2018	200,000	232,916
Southern California Edison Co. 3.88%, 6/1/2021	35,000	38,554
TECO Finance, Inc. 5.15%, 3/15/2020	150,000	169,706
The Cleveland Electric Illuminating Co. 5.65%, 12/15/2013	250,000	265,138
The Detroit Edison Co. 3.45%, 10/1/2020	100,000	106,392
Union Electric Co.:
6.40%, 6/15/2017	250,000	299,299
6.70%, 2/1/2019	115,000	142,093
Virginia Electric and Power Co. 5.40%, 4/30/2018	155,000	184,993
Wisconsin Electric Power Co. 4.25%, 12/15/2019	150,000	169,263

		12,379,343

ELECTRICAL EQUIPMENT — 0.2%
Emerson Electric Co. 5.00%, 4/15/2019	400,000	468,575

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.3%
Agilent Technologies, Inc. 5.00%, 7/15/2020	200,000	225,924
Amphenol Corp. 4.00%, 2/1/2022	150,000	155,189
Arrow Electronics, Inc. 5.13%, 3/1/2021 (a)	150,000	155,446
Avnet, Inc. 6.63%, 9/15/2016	160,000	181,866
Energizer Holdings, Inc. 4.70%, 5/24/2022	100,000	103,919

		822,344

ENERGY EQUIPMENT & SERVICES — 0.3%
Cameron International Corp. 4.50%, 6/1/2021	50,000	54,154
Halliburton Co. 6.15%, 9/15/2019	125,000	154,805
Nabors Industries, Inc.:
4.63%, 9/15/2021	150,000	155,849
9.25%, 1/15/2019 (a)	295,000	381,141

		745,949

FOOD & STAPLES RETAILING — 1.9%
Costco Wholesale Corp. 5.50%, 3/15/2017	300,000	356,873
CVS Caremark Corp.:
4.13%, 5/15/2021 (a)	250,000	273,570
5.75%, 6/1/2017	465,000	545,545
Safeway, Inc.:
5.00%, 8/15/2019	190,000	195,594
6.25%, 3/15/2014 (a)	300,000	319,629
Target Corp.:
2.90%, 1/15/2022 (a)	100,000	102,169
5.38%, 5/1/2017	250,000	294,614
6.00%, 1/15/2018	310,000	374,164
The Kroger Co.:
6.40%, 8/15/2017	250,000	298,187
7.50%, 1/15/2014	250,000	274,092
Wal-Mart Stores, Inc.:
1.63%, 4/15/2014	250,000	254,944
2.80%, 4/15/2016	250,000	265,919
3.00%, 2/3/2014	545,000	565,098
3.25%, 10/25/2020 (a)	500,000	535,321
5.38%, 4/5/2017	350,000	410,680
Walgreen Co. 5.25%, 1/15/2019	250,000	284,583

		5,350,982

FOOD PRODUCTS — 1.9%
Archer-Daniels-Midland Co. 4.48%, 3/1/2021 (a)	150,000	173,489
Bunge Ltd. 8.50%, 6/15/2019	150,000	187,717
Campbell Soup Co.:
3.05%, 7/15/2017	100,000	107,596

See accompanying notes to financial statements.

SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

4.25%, 4/15/2021 (a)	$150,000	$170,451
ConAgra Foods, Inc. 7.00%, 4/15/2019	250,000	305,642
Delhaize Group SA 4.13%, 4/10/2019	100,000	97,320
General Mills, Inc. 5.70%, 2/15/2017 (a)	500,000	590,242
H.J. Heinz Co. 3.13%, 9/12/2021	150,000	155,019
Kellogg Co.:
1.75%, 5/17/2017	200,000	199,255
1.88%, 11/17/2016	200,000	202,485
3.25%, 5/21/2018	35,000	37,258
4.15%, 11/15/2019	150,000	165,384
Kraft Foods Group, Inc. 2.25%, 6/5/2017 (c)	750,000	765,486
Kraft Foods, Inc.:
4.13%, 2/9/2016	860,000	936,405
5.38%, 2/10/2020	410,000	484,928
Sara Lee Corp. 2.75%, 9/15/2015 (a)	200,000	205,232
The Hershey Co. 1.50%, 11/1/2016	250,000	251,256
Unilever Capital Corp.:
3.65%, 2/15/2014	155,000	162,200
4.25%, 2/10/2021	150,000	174,489

		5,371,854

GAS UTILITIES — 0.1%
Atmos Energy Corp. 8.50%, 3/15/2019	150,000	197,506
National Grid PLC 6.30%, 8/1/2016	100,000	115,503

		313,009

HEALTH CARE EQUIPMENT & SUPPLIES — 1.5%
Baxter International, Inc. 4.00%, 3/1/2014	510,000	535,543
Becton Dickinson and Co. 3.25%, 11/12/2020	250,000	262,309
Boston Scientific Corp.:
5.45%, 6/15/2014	150,000	160,434
6.40%, 6/15/2016	350,000	402,811
C.R. Bard, Inc. 2.88%, 1/15/2016	75,000	78,594
CareFusion Corp. 5.13%, 8/1/2014	150,000	160,589
Covidien International Finance SA 2.80%, 6/15/2015 (a)	350,000	364,093
DENTSPLY International, Inc. 4.13%, 8/15/2021	100,000	104,257
Hospira, Inc. 5.90%, 6/15/2014	250,000	269,041
Johnson & Johnson 2.95%, 9/1/2020	250,000	268,567
Medtronic, Inc.:
3.00%, 3/15/2015	300,000	316,351
3.13%, 3/15/2022	250,000	256,474
4.45%, 3/15/2020	185,000	211,373
St. Jude Medical, Inc. 2.50%, 1/15/2016	250,000	257,885
Stryker Corp. 2.00%, 9/30/2016	300,000	309,528
Zimmer Holdings, Inc. 3.38%, 11/30/2021	150,000	155,690

		4,113,539

HEALTH CARE PRODUCTS — 0.1%
Medtronic, Inc. 2.63%, 3/15/2016	250,000	262,129

HEALTH CARE PROVIDERS & SERVICES — 1.7%
Aetna, Inc. 6.00%, 6/15/2016	350,000	406,170
AmerisourceBergen Corp. 4.88%, 11/15/2019	250,000	287,723
Cardinal Health, Inc. 5.80%, 10/15/2016	250,000	288,517
CIGNA Corp. 4.50%, 3/15/2021	150,000	162,205
Cigna Corp. 5.13%, 6/15/2020	350,000	394,076
Coventry Health Care, Inc. 5.45%, 6/15/2021	190,000	214,391
Express Scripts, Inc. 6.25%, 6/15/2014	395,000	431,722
Humana, Inc. 7.20%, 6/15/2018	260,000	313,167
Laboratory Corp. of America Holdings 3.13%, 5/15/2016	250,000	260,616
McKesson Corp.:
3.25%, 3/1/2016	250,000	265,733
7.50%, 2/15/2019 (a)	135,000	176,328
Quest Diagnostics, Inc. 4.70%, 4/1/2021 (a)	150,000	166,307
UnitedHealth Group, Inc.:
1.88%, 11/15/2016 (a)	250,000	253,952
3.88%, 10/15/2020	250,000	270,889
4.88%, 3/15/2015	150,000	164,400
WellPoint, Inc.:
5.25%, 1/15/2016	200,000	223,699
5.88%, 6/15/2017	300,000	353,342
7.00%, 2/15/2019	45,000	56,470

		4,689,707

HOTELS, RESTAURANTS & LEISURE — 0.7%
Darden Restaurants, Inc. 6.20%, 10/15/2017	150,000	173,068
International Game Technology 5.50%, 6/15/2020	100,000	109,341
Marriott International, Inc. 6.38%, 6/15/2017	150,000	175,938
McDonald’s Corp.:
2.63%, 1/15/2022	150,000	151,439
3.50%, 7/15/2020	55,000	60,194
3.63%, 5/20/2021	50,000	55,038
5.35%, 3/1/2018	390,000	465,884
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, 5/15/2018	250,000	290,187

See accompanying notes to financial statements.

SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Wyndham Worldwide Corp. 5.63%, 3/1/2021	$250,000	$274,476
Yum! Brands, Inc.:
3.75%, 11/1/2021	30,000	31,541
5.30%, 9/15/2019	150,000	173,661
6.25%, 3/15/2018	100,000	119,351

		2,080,118

HOUSEHOLD DURABLES — 0.1%
Whirlpool Corp.:
4.85%, 6/15/2021 (a)	50,000	51,795
6.50%, 6/15/2016	250,000	273,799

		325,594

HOUSEHOLD PRODUCTS — 0.4%
Colgate-Palmolive Co. 2.95%, 11/1/2020	250,000	265,943
Fortune Brands, Inc. 6.38%, 6/15/2014	265,000	291,085
Kimberly-Clark Corp. 7.50%, 11/1/2018	195,000	258,767
Newell Rubbermaid, Inc. 6.25%, 4/15/2018	150,000	169,925
The Clorox Co. 3.80%, 11/15/2021 (a)	250,000	259,975

		1,245,695

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.1%
TransAlta Corp. 5.75%, 12/15/2013	200,000	209,223

INDUSTRIAL CONGLOMERATES — 1.0%
3M Co. 4.38%, 8/15/2013	250,000	261,107
Cooper US, Inc.:
2.38%, 1/15/2016	100,000	102,551
3.88%, 12/15/2020	150,000	163,923
General Electric Co. 5.25%, 12/6/2017	1,010,000	1,176,412
Koninklijke Philips Electronics NV:
3.75%, 3/15/2022	200,000	208,578
5.75%, 3/11/2018	100,000	118,253
Tyco Electronics Group SA 6.55%, 10/1/2017	210,000	253,544
Tyco International Finance SA:
3.38%, 10/15/2015	115,000	123,991
3.75%, 1/15/2018	100,000	110,347
4.13%, 10/15/2014	170,000	183,347

		2,702,053

INSURANCE — 4.1%
ACE INA Holdings, Inc.:
2.60%, 11/23/2015	250,000	259,451
5.90%, 6/15/2019	155,000	189,992
AEGON Funding Co. LLC 5.75%, 12/15/2020	100,000	110,850
Aflac, Inc. 8.50%, 5/15/2019	145,000	189,336
Allied World Assurance Co., Ltd. 7.50%, 8/1/2016	100,000	114,765
American International Group, Inc.:
5.85%, 1/16/2018	1,150,000	1,267,995
8.25%, 8/15/2018	600,000	723,469
AON Corp. 5.00%, 9/30/2020	225,000	250,157
Axis Specialty Finance LLC 5.88%, 6/1/2020	100,000	107,271
Berkshire Hathaway Finance Corp.:
1.50%, 1/10/2014 (a)	100,000	101,115
4.25%, 1/15/2021 (a)	100,000	110,056
5.40%, 5/15/2018 (a)	145,000	170,600
Berkshire Hathaway, Inc.:
1.90%, 1/31/2017	500,000	509,265
3.20%, 2/11/2015	350,000	371,153
3.40%, 1/31/2022 (a)	150,000	155,453
Chubb Corp. 6.38%, 3/29/2067 (b)	195,000	200,850
CNA Financial Corp.:
5.88%, 8/15/2020	150,000	164,630
6.50%, 8/15/2016 (a)	150,000	168,783
Genworth Financial, Inc.:
5.75%, 6/15/2014	45,000	45,675
7.20%, 2/15/2021 (a)	150,000	143,250
8.63%, 12/15/2016	150,000	160,500
Hartford Financial Services Group, Inc.:
4.00%, 3/30/2015	100,000	104,215
6.30%, 3/15/2018 (a)	330,000	359,917
Lincoln National Corp. 8.75%, 7/1/2019	300,000	378,695
Manulife Financial Corp. 3.40%, 9/17/2015	100,000	102,589
Marsh & McLennan Cos., Inc.:
4.80%, 7/15/2021	50,000	54,957
5.75%, 9/15/2015	185,000	204,582
MetLife, Inc.:
2.38%, 2/6/2014	150,000	152,868
4.75%, 2/8/2021	250,000	277,321
6.75%, 6/1/2016 (a)	515,000	602,884
PartnerRe, Ltd. 5.50%, 6/1/2020 (a)	100,000	105,496
Principal Financial Group, Inc. 7.88%, 5/15/2014	250,000	278,258
Prudential Financial, Inc.:
3.88%, 1/14/2015	125,000	130,438
4.75%, 4/1/2014	300,000	315,902
4.75%, 9/17/2015	320,000	344,595
7.38%, 6/15/2019	200,000	242,505
Reinsurance Group of America, Inc. 6.45%, 11/15/2019	250,000	280,097
The Allstate Corp. 5.00%, 8/15/2014	500,000	539,548
The Progressive Corp. 3.75%, 8/23/2021	150,000	161,910
The Travelers Cos., Inc. 6.25%, 6/20/2016	320,000	374,583
Transatlantic Holdings, Inc. 5.75%, 12/14/2015	100,000	108,427
Unum Group 7.13%, 9/30/2016	100,000	115,122

See accompanying notes to financial statements.

SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Willis North America, Inc. 7.00%, 9/29/2019	$250,000	$288,906
WR Berkley Corp. 4.63%, 3/15/2022	150,000	151,321
XL Group PLC 5.25%, 9/15/2014	250,000	262,931

		11,452,683

INTERNET & CATALOG RETAIL — 0.1%
Expedia, Inc. 5.95%, 8/15/2020	200,000	208,000

INTERNET SOFTWARE & SERVICES — 0.2%
eBay, Inc. 3.25%, 10/15/2020 (a)	150,000	156,907
Google, Inc.:
1.25%, 5/19/2014	250,000	253,214
3.63%, 5/19/2021	150,000	166,378

		576,499

IT SERVICES — 0.1%
Fiserv, Inc. 6.80%, 11/20/2017	150,000	179,965

LIFE SCIENCES TOOLS & SERVICES — 0.4%
Life Technologies Corp. 5.00%, 1/15/2021	250,000	276,574
Thermo Fisher Scientific, Inc.:
2.25%, 8/15/2016	400,000	415,529
3.20%, 5/1/2015	250,000	265,655
3.20%, 3/1/2016	40,000	42,816

		1,000,574

MACHINERY — 1.1%
Caterpillar, Inc.:
1.38%, 5/27/2014	50,000	50,530
3.90%, 5/27/2021 (a)	250,000	277,548
Danaher Corp. 5.40%, 3/1/2019	250,000	300,013
Eaton Corp. 6.95%, 3/20/2019	150,000	189,864
Illinois Tool Works, Inc.:
3.38%, 9/15/2021	45,000	47,420
6.25%, 4/1/2019	250,000	309,442
Ingersoll-Rand Global Holding Co., Ltd.:
6.00%, 8/15/2013	100,000	105,388
9.50%, 4/15/2014	180,000	203,553
John Deere Capital Corp.:
1.25%, 12/2/2014 (a)	500,000	504,624
2.80%, 9/18/2017 (a)	250,000	264,560
3.90%, 7/12/2021	150,000	166,738
4.90%, 9/9/2013	250,000	262,093
Joy Global, Inc. 5.13%, 10/15/2021	80,000	89,147
Pentair, Inc. 5.00%, 5/15/2021	150,000	165,090
Stanley Black & Decker, Inc. 3.40%, 12/1/2021	100,000	103,999

		3,040,009

MEDIA — 4.4%
CBS Corp.:
3.38%, 3/1/2022 (a)	150,000	150,165
8.88%, 5/15/2019	145,000	191,593
Comcast Corp.:
3.13%, 7/15/2022	100,000	100,979
4.65%, 7/15/2042	48,000	47,924
5.70%, 5/15/2018	1,015,000	1,192,547
6.50%, 1/15/2015	500,000	561,723
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
3.50%, 3/1/2016	250,000	263,371
3.55%, 3/15/2015	395,000	415,263
3.80%, 3/15/2022	250,000	251,784
5.00%, 3/1/2021	150,000	164,791
5.20%, 3/15/2020	350,000	388,337
Discovery Communications LLC:
4.38%, 6/15/2021 (a)	100,000	108,994
5.05%, 6/1/2020	200,000	226,270
5.63%, 8/15/2019	100,000	116,291
NBCUniversal Media LLC:
2.10%, 4/1/2014	150,000	152,689
3.65%, 4/30/2015	500,000	531,046
4.38%, 4/1/2021	250,000	273,028
5.15%, 4/30/2020	150,000	173,358
News America, Inc.:
4.50%, 2/15/2021 (a)	200,000	218,485
6.90%, 3/1/2019	260,000	318,883
Omnicom Group, Inc. 4.45%, 8/15/2020	250,000	267,365
Reed Elsevier Capital, Inc. 8.63%, 1/15/2019	150,000	190,148
The Interpublic Group of Cos., Inc. 6.25%, 11/15/2014 (d)	100,000	108,000
The Walt Disney Co.:
3.75%, 6/1/2021	200,000	221,365
4.50%, 12/15/2013	380,000	400,858
5.50%, 3/15/2019	500,000	603,672
The Washington Post Co. 7.25%, 2/1/2019	100,000	114,526
Thomson Reuters Corp. 6.50%, 7/15/2018	405,000	496,294
Time Warner Cable, Inc.:
4.00%, 9/1/2021	250,000	262,501
5.00%, 2/1/2020 (a)	500,000	561,552
5.85%, 5/1/2017	500,000	582,481
6.20%, 7/1/2013	535,000	562,597
Time Warner, Inc.:
4.88%, 3/15/2020	350,000	393,268
5.88%, 11/15/2016	490,000	572,907
Viacom, Inc.:
3.50%, 4/1/2017	100,000	107,563
4.50%, 3/1/2021	200,000	222,558
6.25%, 4/30/2016	400,000	466,721
Virgin Media Secured Finance PLC 5.25%, 1/15/2021	125,000	139,643
WPP Finance UK 5.88%, 6/15/2014	250,000	270,026

		12,391,566

See accompanying notes to financial statements.

SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

METALS & MINING — 3.4%
Alcoa, Inc.:
5.40%, 4/15/2021 (a)	$250,000	$246,865
6.15%, 8/15/2020	200,000	209,593
6.75%, 7/15/2018 (a)	205,000	229,379
ArcelorMittal:
3.75%, 3/1/2016	250,000	248,889
5.50%, 3/1/2021 (a)	200,000	188,641
6.13%, 6/1/2018 (a)	300,000	302,865
6.25%, 2/25/2022 (a)	500,000	490,701
Barrick Gold Corp.:
1.75%, 5/30/2014	45,000	45,610
2.90%, 5/30/2016	250,000	261,795
6.95%, 4/1/2019	250,000	310,591
Barrick Gold Finance Co. LLC 6.13%, 9/15/2013	250,000	265,458
Barrick North America Finance LLC 4.40%, 5/30/2021	50,000	54,091
BHP Billiton Finance USA, Ltd.:
2.88%, 2/24/2022 (a)	300,000	303,377
3.25%, 11/21/2021	250,000	259,412
5.25%, 12/15/2015	500,000	569,174
5.50%, 4/1/2014	715,000	773,759
Cliffs Natural Resources, Inc. 4.88%, 4/1/2021 (a)	100,000	98,204
Freeport-McMoRan Copper & Gold, Inc. 3.55%, 3/1/2022	500,000	490,689
Newmont Mining Corp. 3.50%, 3/15/2022	150,000	148,034
Nucor Corp. 5.75%, 12/1/2017	250,000	299,601
Rio Tinto Finance USA, Ltd.:
2.25%, 9/20/2016	150,000	154,893
3.50%, 11/2/2020	400,000	422,778
3.75%, 9/20/2021	150,000	161,110
6.50%, 7/15/2018	300,000	370,660
8.95%, 5/1/2014	250,000	285,353
9.00%, 5/1/2019	300,000	409,751
Teck Resources, Ltd.:
10.25%, 5/15/2016	300,000	333,750
10.75%, 5/15/2019	225,000	271,125
Vale Overseas, Ltd.:
4.38%, 1/11/2022	100,000	102,220
5.63%, 9/15/2019	360,000	399,586
6.25%, 1/23/2017 (a)	500,000	570,747
Xstrata Canada Corp. 6.00%, 10/15/2015	150,000	167,708

		9,446,409

MULTI-UTILITIES — 1.2%
Dominion Resources, Inc.:
1.80%, 3/15/2014	600,000	610,523
4.45%, 3/15/2021 (a)	250,000	282,464
5.60%, 11/15/2016	300,000	348,680
MidAmerican Energy Holdings Co. 5.75%, 4/1/2018	490,000	578,230
NSTAR 4.50%, 11/15/2019	150,000	165,705
Sempra Energy:
6.15%, 6/15/2018	150,000	180,764
6.50%, 6/1/2016	395,000	462,773
Veolia Environnement SA 6.00%, 6/1/2018	100,000	110,552
Xcel Energy, Inc. 4.70%, 5/15/2020	650,000	751,034

		3,490,725

MULTILINE RETAIL — 0.3%
Kohl’s Corp. 4.00%, 11/1/2021 (a)	150,000	155,787
Macy’s Retail Holdings, Inc.:
3.88%, 1/15/2022	100,000	105,416
5.75%, 7/15/2014	200,000	217,372
Nordstrom, Inc. 6.75%, 6/1/2014	200,000	222,332

		700,907

OFFICE ELECTRONICS — 0.3%
Xerox Corp.:
4.25%, 2/15/2015	395,000	418,583
5.63%, 12/15/2019	350,000	388,460

		807,043

OIL, GAS & CONSUMABLE FUELS — 8.1%
Anadarko Petroleum Corp.:
5.95%, 9/15/2016	550,000	622,225
6.95%, 6/15/2019	155,000	188,706
Apache Corp. 6.90%, 9/15/2018	300,000	381,757
Baker Hughes, Inc. 7.50%, 11/15/2018	185,000	242,608
Boardwalk Pipelines LP 5.75%, 9/15/2019	150,000	164,696
BP Capital Markets PLC:
2.25%, 11/1/2016	250,000	256,648
3.20%, 3/11/2016	500,000	530,245
4.74%, 3/11/2021	500,000	574,405
Canadian Natural Resources, Ltd. 5.70%, 5/15/2017	355,000	412,812
Cenovus Energy, Inc. 4.50%, 9/15/2014	250,000	266,810
CenterPoint Energy Resources Corp.:
4.50%, 1/15/2021	65,000	70,074
6.15%, 5/1/2016	250,000	289,295
Chevron Corp.:
3.95%, 3/3/2014	150,000	158,314
4.95%, 3/3/2019	205,000	247,410
ConocoPhillips:
4.60%, 1/15/2015 (a)	150,000	164,081
5.75%, 2/1/2019	510,000	623,495
6.00%, 1/15/2020	250,000	314,451
ConocoPhillips Canada Funding Co. 5.63%, 10/15/2016	250,000	295,186
Devon Energy Corp. 2.40%, 7/15/2016 (a)	250,000	256,378
Diamond Offshore Drilling, Inc. 5.88%, 5/1/2019	145,000	170,467

See accompanying notes to financial statements.

SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

El Paso Natural Gas Co. 5.95%, 4/15/2017	$150,000	$167,960
Enbridge Energy Partners LP 5.20%, 3/15/2020	250,000	280,066
Enbridge, Inc. 5.60%, 4/1/2017	250,000	286,185
EnCana Corp. 6.50%, 5/15/2019	310,000	366,538
Energy Transfer Partners LP:
6.70%, 7/1/2018	250,000	287,416
8.50%, 4/15/2014	257,000	284,933
Ensco PLC:
3.25%, 3/15/2016	400,000	418,349
4.70%, 3/15/2021	125,000	135,277
Enterprise Products Operating LLC:
3.20%, 2/1/2016	100,000	104,730
6.30%, 9/15/2017	360,000	426,755
9.75%, 1/31/2014	250,000	281,825
EOG Resources, Inc.:
2.95%, 6/1/2015	350,000	366,943
4.40%, 6/1/2020 (a)	500,000	565,495
EQT Corp. 8.13%, 6/1/2019	150,000	178,943
Hess Corp. 8.13%, 2/15/2019	100,000	130,140
Husky Energy, Inc. 7.25%, 12/15/2019	250,000	309,360
Kinder Morgan Energy Partners LP:
5.30%, 9/15/2020	200,000	222,290
6.00%, 2/1/2017	505,000	580,372
Magellan Midstream Partners LP 6.55%, 7/15/2019	150,000	178,722
Marathon Oil Corp. 6.00%, 10/1/2017	300,000	350,061
Marathon Petroleum Corp. 5.13%, 3/1/2021	150,000	167,353
Nexen, Inc. 6.20%, 7/30/2019	155,000	177,990
Noble Energy, Inc. 8.25%, 3/1/2019	150,000	190,889
Noble Holding International, Ltd. 4.90%, 8/1/2020	200,000	215,743
NuStar Logistics LP 4.75%, 2/1/2022	150,000	152,757
Occidental Petroleum Corp.:
1.45%, 12/13/2013	250,000	253,053
1.75%, 2/15/2017	200,000	202,403
2.50%, 2/1/2016	300,000	314,392
ONEOK Partners LP:
3.25%, 2/1/2016	50,000	52,396
6.15%, 10/1/2016	150,000	173,051
ONEOK, Inc. 4.25%, 2/1/2022	150,000	155,729
Panhandle Eastern Pipeline Co. LP 6.20%, 11/1/2017	150,000	169,696
PC Financial Partnership 5.00%, 11/15/2014	250,000	270,662
Phillips 66:
2.95%, 5/1/2017 (c)	350,000	358,235
4.30%, 4/1/2022 (c)	500,000	528,060
Pioneer Natural Resources Co. 7.50%, 1/15/2020	250,000	308,750
Plains All American Pipeline LP/PAA Finance Corp.:
5.00%, 2/1/2021	250,000	280,322
5.75%, 1/15/2020	250,000	292,196
Rowan Cos., Inc. 7.88%, 8/1/2019	150,000	181,306
Shell International Finance BV:
3.10%, 6/28/2015	150,000	159,791
4.00%, 3/21/2014	680,000	719,032
4.30%, 9/22/2019	350,000	404,120
Southern Natural Gas Co. 4.40%, 6/15/2021	250,000	266,945
Southwestern Energy Co. 4.10%, 3/15/2022 (c)	250,000	250,757
Spectra Energy Capital LLC 5.67%, 8/15/2014	250,000	268,885
Suncor Energy, Inc. 6.10%, 6/1/2018	150,000	177,172
Talisman Energy, Inc. 7.75%, 6/1/2019	150,000	184,798
Total Capital International SA 2.88%, 2/17/2022 (a)	150,000	152,962
Total Capital SA:
3.00%, 6/24/2015	250,000	264,387
3.13%, 10/2/2015 (a)	300,000	319,512
4.13%, 1/28/2021	250,000	278,294
TransCanada PipeLines, Ltd.:
3.80%, 10/1/2020 (a)	350,000	385,333
7.13%, 1/15/2019	150,000	191,700
Transocean, Inc.:
4.95%, 11/15/2015	350,000	376,331
6.38%, 12/15/2021	250,000	284,507
Valero Energy Corp.:
6.13%, 6/15/2017	250,000	290,976
6.13%, 2/1/2020	145,000	167,945
Weatherford International, Ltd.:
4.95%, 10/15/2013	195,000	203,544
5.13%, 9/15/2020	250,000	267,486
Williams Partners LP:
3.80%, 2/15/2015	265,000	279,529
4.00%, 11/15/2021 (a)	150,000	154,597
XTO Energy, Inc. 5.75%, 12/15/2013	250,000	268,312

		22,914,321

PAPER & FOREST PRODUCTS — 0.4%
Celulosa Arauco y Constitucion SA 5.63%, 4/20/2015	250,000	269,582
International Paper Co.:
7.50%, 8/15/2021	250,000	318,266
7.95%, 6/15/2018	250,000	313,460
9.38%, 5/15/2019	130,000	173,825

		1,075,133

PERSONAL PRODUCTS — 0.4%
Avon Products, Inc. 4.20%, 7/15/2018 (a)	200,000	205,038

See accompanying notes to financial statements.

SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

The Procter & Gamble Co.:
1.45%, 8/15/2016	$250,000	$254,226
1.80%, 11/15/2015	750,000	772,766

		1,232,030

PHARMACEUTICALS — 3.8%
Abbott Laboratories 5.60%, 11/30/2017	930,000	1,117,891
Allergan, Inc. 5.75%, 4/1/2016	200,000	232,228
Aristotle Holding, Inc.:
3.90%, 2/15/2022 (c)	600,000	623,866
4.75%, 11/15/2021 (c)	250,000	276,647
AstraZeneca PLC 5.90%, 9/15/2017	250,000	300,570
Bristol-Myers Squibb Co. 5.25%, 8/15/2013 (a)	250,000	263,408
Eli Lilly & Co. 5.20%, 3/15/2017	350,000	406,368
GlaxoSmithKline Capital PLC:
1.50%, 5/8/2017	350,000	350,325
2.85%, 5/8/2022	350,000	356,603
GlaxoSmithKline Capital, Inc.:
4.38%, 4/15/2014	200,000	213,179
5.65%, 5/15/2018	250,000	301,545
Johnson & Johnson 5.55%, 8/15/2017	350,000	424,831
Mead Johnson Nutrition Co. 4.90%, 11/1/2019	150,000	172,234
Medco Health Solutions, Inc. 7.13%, 3/15/2018	205,000	252,293
Merck & Co., Inc.:
5.00%, 6/30/2019	310,000	372,435
5.30%, 12/1/2013	250,000	266,907
Novartis Capital Corp. 4.13%, 2/10/2014	570,000	601,044
Novartis Securities Investment, Ltd. 5.13%, 2/10/2019	500,000	594,179
Pfizer, Inc.:
5.35%, 3/15/2015	350,000	390,990
6.20%, 3/15/2019	560,000	701,650
Sanofi:
1.20%, 9/30/2014	250,000	252,710
2.63%, 3/29/2016	300,000	314,928
4.00%, 3/29/2021	250,000	277,393
Schering-Plough Corp. 6.00%, 9/15/2017	250,000	304,306
Teva Pharmaceutical Finance Co. BV 3.65%, 11/10/2021 (a)	300,000	316,021
Teva Pharmaceutical Finance III LLC 3.00%, 6/15/2015	250,000	262,996
Wyeth:
5.45%, 4/1/2017	350,000	413,500
5.50%, 2/1/2014	250,000	268,601

		10,629,648

PIPELINES — 0.1%
Buckeye Partners LP 4.88%, 2/1/2021	250,000	245,078
Williams Partners LP 4.13%, 11/15/2020	150,000	156,458

		401,536

REAL ESTATE INVESTMENT TRUSTS — 2.2%
AvalonBay Communities, Inc. 5.75%, 9/15/2016	100,000	114,268
Boston Properties LP:
5.63%, 4/15/2015	250,000	274,424
5.63%, 11/15/2020	150,000	173,962
Brandywine Operating Partnership LP 4.95%, 4/15/2018	200,000	206,277
Camden Property Trust 4.63%, 6/15/2021	50,000	53,454
CommonWealth REIT 6.25%, 6/15/2017	100,000	108,943
Digital Realty Trust LP 5.25%, 3/15/2021	100,000	106,374
Duke Realty LP 7.38%, 2/15/2015	300,000	333,615
ERP Operating LP:
4.63%, 12/15/2021	250,000	271,189
5.75%, 6/15/2017	110,000	125,849
6.58%, 4/13/2015	250,000	277,958
HCP, Inc.:
3.75%, 2/1/2016	55,000	56,712
5.38%, 2/1/2021	250,000	276,032
6.30%, 9/15/2016	150,000	168,907
Health Care REIT, Inc.:
4.95%, 1/15/2021	350,000	368,380
6.20%, 6/1/2016	100,000	110,261
Healthcare Realty Trust, Inc. 6.50%, 1/17/2017	150,000	165,897
Hospitality Properties Trust 7.88%, 8/15/2014	100,000	107,389
Kimco Realty Corp. 6.88%, 10/1/2019	100,000	118,545
Liberty Property LP 5.50%, 12/15/2016	250,000	277,755
ProLogis LP 6.25%, 3/15/2017	400,000	447,685
Realty Income Corp. 5.95%, 9/15/2016	250,000	279,132
Regency Centers LP 5.88%, 6/15/2017	150,000	170,607
Simon Property Group LP:
4.38%, 3/1/2021	150,000	163,110
5.10%, 6/15/2015	200,000	217,680
5.65%, 2/1/2020 (a)	550,000	640,937
5.88%, 3/1/2017 (a)	200,000	228,240
UDR, Inc. 4.63%, 1/10/2022	50,000	52,557
Ventas Realty LP/Ventas Capital Corp.:
4.25%, 3/1/2022 (a)	150,000	150,449
4.75%, 6/1/2021	100,000	104,346

		6,150,934

ROAD & RAIL — 0.7%
Burlington Northern Santa Fe LLC 7.00%, 2/1/2014	250,000	273,656

See accompanying notes to financial statements.

SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Canadian National Railway Co. 5.55%, 3/1/2019	$250,000	$301,812
CSX Corp.:
6.25%, 4/1/2015	250,000	284,307
7.38%, 2/1/2019	205,000	260,865
Norfolk Southern Corp. 5.90%, 6/15/2019	250,000	304,648
Ryder System, Inc. 3.15%, 3/2/2015	250,000	258,064
Union Pacific Corp. 5.13%, 2/15/2014	365,000	389,575

		2,072,927

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.3%
Applied Materials, Inc. 4.30%, 6/15/2021	100,000	111,295
Broadcom Corp. 2.70%, 11/1/2018	150,000	155,943
Intel Corp.:
1.95%, 10/1/2016	150,000	155,089
3.30%, 10/1/2021	227,000	243,633
KLA-Tencor Corp. 6.90%, 5/1/2018	100,000	119,953
National Semiconductor Corp. 3.95%, 4/15/2015	150,000	162,120

		948,033

SOFTWARE — 1.1%
Adobe Systems, Inc. 3.25%, 2/1/2015	200,000	208,812
BMC Software, Inc. 4.25%, 2/15/2022	150,000	151,635
CA, Inc. 6.13%, 12/1/2014	150,000	164,476
Intuit, Inc. 5.75%, 3/15/2017	150,000	173,250
Microsoft Corp.:
2.50%, 2/8/2016	250,000	265,063
2.95%, 6/1/2014	250,000	261,360
4.20%, 6/1/2019	435,000	504,102
Oracle Corp.:
3.75%, 7/8/2014	505,000	536,958
5.00%, 7/8/2019	400,000	475,019
5.75%, 4/15/2018	250,000	302,062
Symantec Corp. 2.75%, 9/15/2015	125,000	127,487

		3,170,224

SPECIALTY RETAIL — 0.9%
Advance Auto Parts, Inc. 4.50%, 1/15/2022	50,000	52,528
AutoZone, Inc. 5.75%, 1/15/2015	300,000	328,460
Best Buy Co., Inc. 3.75%, 3/15/2016 (a)	150,000	147,000
Home Depot, Inc. 5.25%, 12/16/2013	250,000	266,464
Lowe’s Cos., Inc.:
2.13%, 4/15/2016 (a)	250,000	257,318
3.12%, 4/15/2022	250,000	254,321
4.63%, 4/15/2020	125,000	140,756
O’Reilly Automotive, Inc. 4.63%, 9/15/2021	100,000	105,469
Staples, Inc. 9.75%, 1/15/2014	100,000	111,746
The Home Depot, Inc.:
3.95%, 9/15/2020 (a)	250,000	276,516
5.40%, 3/1/2016	250,000	287,259
TJX Cos., Inc. 4.20%, 8/15/2015	150,000	162,525

		2,390,362

THRIFTS & MORTGAGE FINANCE — 0.1%
Santander Holdings USA, Inc. 4.63%, 4/19/2016	250,000	244,830

TOBACCO — 1.1%
Altria Group, Inc.:
4.13%, 9/11/2015	150,000	162,458
4.75%, 5/5/2021	400,000	451,981
8.50%, 11/10/2013	250,000	274,858
9.70%, 11/10/2018	440,000	607,004
Lorillard Tobacco Co.:
3.50%, 8/4/2016	45,000	46,686
6.88%, 5/1/2020	150,000	178,067
Philip Morris International, Inc.:
2.90%, 11/15/2021	250,000	254,919
5.65%, 5/16/2018	500,000	602,827
6.88%, 3/17/2014	250,000	275,697
Reynolds American, Inc. 7.63%, 6/1/2016	155,000	185,547

		3,040,044

TRANSPORTATION INFRASTRUCTURE — 0.2%
Burlington Northern Santa Fe LLC 3.45%, 9/15/2021	200,000	208,762
Canadian Pacific Railway, Ltd. 4.50%, 1/15/2022	150,000	162,564
Norfolk Southern Corp. 5.75%, 1/15/2016	150,000	172,003

		543,329

WIRELESS TELECOMMUNICATION SERVICES — 4.2%
America Movil SAB de CV:
2.38%, 9/8/2016	250,000	254,106
5.00%, 3/30/2020	350,000	396,472
5.50%, 3/1/2014 (d)	250,000	267,500
American Tower Corp.:
4.50%, 1/15/2018	100,000	106,132
4.63%, 4/1/2015	250,000	264,680
5.05%, 9/1/2020	100,000	105,740
AT&T, Inc.:
1.70%, 6/1/2017	250,000	250,824
2.95%, 5/15/2016	250,000	265,234
4.45%, 5/15/2021	400,000	449,476
5.10%, 9/15/2014	200,000	218,333
5.50%, 2/1/2018	798,000	938,845
BellSouth Corp. 5.20%, 9/15/2014	1,150,000	1,245,532

See accompanying notes to financial statements.

SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Cellco Partnership/Verizon Wireless Capital LLC:
5.55%, 2/1/2014	$515,000	$550,760
8.50%, 11/15/2018	310,000	421,545
Deutsche Telekom International Finance BV:
6.00%, 7/8/2019	250,000	293,504
6.75%, 8/20/2018	150,000	180,094
Deutsche Telekom International Finance BV 4.88%, 7/8/2014	115,000	122,306
France Telecom SA:
2.75%, 9/14/2016 (a)	200,000	203,180
4.38%, 7/8/2014	205,000	215,368
5.38%, 7/8/2019	200,000	225,130
Rogers Communications, Inc. 6.80%, 8/15/2018	430,000	530,769
Telecom Italia Capital SA:
6.18%, 6/18/2014	450,000	453,375
7.18%, 6/18/2019	150,000	149,812
Telefonica Emisiones SAU:
3.99%, 2/16/2016	105,000	93,712
4.95%, 1/15/2015	500,000	472,500
5.13%, 4/27/2020	255,000	220,575
6.22%, 7/3/2017	250,000	234,375
Verizon Communications, Inc.:
3.00%, 4/1/2016	250,000	265,220
6.35%, 4/1/2019	800,000	995,170
Vodafone Group PLC:
4.15%, 6/10/2014	455,000	482,555
4.38%, 3/16/2021 (a)	250,000	282,477
5.63%, 2/27/2017	450,000	526,307

		11,681,608

TOTAL CORPORATE BONDS & NOTES —
(Cost $264,049,162)		274,192,561

	Shares
SHORT TERM INVESTMENTS — 6.2%
MONEY MARKET FUNDS — 6.2%
State Street Navigator Securities Lending Prime Portfolio (e)(f)	13,566,242	13,566,242
State Street Institutional Liquid Reserves Fund 0.20% (f)(g)	4,036,053	4,036,053

TOTAL SHORT TERM INVESTMENTS — (h)
(Cost $17,602,295)		17,602,295

TOTAL INVESTMENTS — 103.7% (i)
(Cost $281,651,457)		291,794,856
OTHER ASSETS & LIABILITIES — (3.7)%		(10,507,335)

NET ASSETS — 100.0%		$281,287,521

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Variable rate security. Rate shown is rate in effect at June 30, 2012. Maturity date disclosed is the ultimate maturity.
(c)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 1.1% of net assets as of June 30, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Securities are valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. (Note 2)
(e)	Investments of cash collateral for securities loaned.
(f)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(g)	The rate shown is the annualized seven-day yield at period end.
(h)	Value is determined based on Level 1 inputs. (Note 2)
(i)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)
PLC = Public Limited Company
REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

SPDR Barclays Capital Long Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount	Value

CORPORATE BONDS & NOTES — 97.7%
AEROSPACE & DEFENSE — 2.4%
Honeywell International, Inc.:
5.38%, 3/1/2041	$50,000	$63,066
5.70%, 3/15/2036	100,000	126,594
Lockheed Martin Corp. 6.15%, 9/1/2036	260,000	326,831
Northrop Grumman Systems Corp. 7.75%, 2/15/2031	150,000	216,831
Raytheon Co.:
4.70%, 12/15/2041	150,000	163,687
7.20%, 8/15/2027	50,000	70,057
The Boeing Co.:
6.63%, 2/15/2038	115,000	162,878
6.88%, 3/15/2039	100,000	146,699
United Technologies Corp.:
3.10%, 6/1/2022	59,000	61,873
4.50%, 6/1/2042	247,000	270,727
5.40%, 5/1/2035	150,000	178,483
6.13%, 7/15/2038	230,000	301,464

		2,089,190

AIR FREIGHT & LOGISTICS — 0.3%
United Parcel Service, Inc. 6.20%, 1/15/2038	225,000	303,311

AIRLINES — 0.3%
Continental Airlines 2012-1 Pass Through Trust, Class A 4.15%, 4/11/2024 (a)	150,000	147,375
Delta Air Lines 2007-1 Pass Through Trust, Class A 6.82%, 8/10/2022	109,940	117,911

		265,286

AUTO COMPONENTS — 0.1%
Johnson Controls, Inc. 5.70%, 3/1/2041	50,000	58,620

AUTOMOBILES — 0.7%
Daimler Finance North America LLC 8.50%, 1/18/2031	177,000	268,656
Ford Motor Co. 7.45%, 7/16/2031	300,000	376,500

		645,156

BEVERAGES — 1.6%
Anheuser-Busch InBev Worldwide, Inc.:
6.38%, 1/15/2040	190,000	256,695
8.00%, 11/15/2039	200,000	311,280
Diageo Capital PLC 5.88%, 9/30/2036	100,000	129,670
Diageo Investment Corp. 4.25%, 5/11/2042	35,000	37,023
Molson Coors Brewing Co. 5.00%, 5/1/2042	250,000	269,981
PepsiCo, Inc. 5.50%, 1/15/2040	200,000	245,587
The Pepsi Bottling Group, Inc., Series B 7.00%, 3/1/2029	100,000	137,578

		1,387,814

BIOTECHNOLOGY — 1.0%
Amgen, Inc.:
5.15%, 11/15/2041	300,000	311,133
5.38%, 5/15/2043	125,000	134,816
6.38%, 6/1/2037	150,000	177,758
6.40%, 2/1/2039	150,000	179,200
Gilead Sciences, Inc. 5.65%, 12/1/2041	100,000	115,639

		918,546

BUILDING PRODUCTS — 0.1%
Owens Corning 7.00%, 12/1/2036	41,000	43,964

CAPITAL MARKETS — 1.7%
Jefferies Group, Inc. 6.25%, 1/15/2036	50,000	44,750
Morgan Stanley 6.25%, 8/9/2026	200,000	195,210
The Goldman Sachs Group, Inc.:
5.95%, 1/15/2027	100,000	98,932
6.13%, 2/15/2033 (b)	200,000	202,689
6.25%, 2/1/2041	430,000	444,002
6.75%, 10/1/2037	522,000	502,997

		1,488,580

CHEMICALS — 1.3%
Agrium, Inc. 6.13%, 1/15/2041	125,000	151,041
E.I. du Pont de Nemours & Co. 5.60%, 12/15/2036	100,000	126,460
Eastman Chemical Co. 3.60%, 8/15/2022	150,000	152,392
Ecolab, Inc. 5.50%, 12/8/2041	100,000	118,804
Monsanto Co. 5.88%, 4/15/2038	100,000	132,726
Potash Corp. of Saskatchewan, Inc. 5.63%, 12/1/2040	100,000	122,942
Rohm & Haas Co. 7.85%, 7/15/2029	100,000	130,925
The Dow Chemical Co.:
5.25%, 11/15/2041 (b)	100,000	110,159
9.40%, 5/15/2039	80,000	128,182

		1,173,631

COMMERCIAL BANKS — 3.7%
Bank One Corp. 7.63%, 10/15/2026	200,000	247,050
BB&T Capital Trust II 6.75%, 6/7/2036	150,000	150,375
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 5.25%, 5/24/2041	100,000	108,479
Fifth Third Bancorp 8.25%, 3/1/2038	100,000	134,829
HSBC Bank USA NA 5.88%, 11/1/2034	250,000	258,365
HSBC Holdings PLC:
6.10%, 1/14/2042	150,000	181,706

See accompanying notes to financial statements.

SPDR Barclays Capital Long Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

6.50%, 9/15/2037 (b)	$320,000	$351,264
6.80%, 6/1/2038	150,000	168,672
7.63%, 5/17/2032	100,000	117,293
JPMorgan Chase & Co.:
5.60%, 7/15/2041	350,000	384,284
6.40%, 5/15/2038	35,000	41,724
NBD Bank NA/Michigan 8.25%, 11/1/2024	100,000	127,913
Santander UK PLC 7.95%, 10/26/2029	125,000	123,750
Wachovia Bank NA 6.60%, 1/15/2038	250,000	313,255
Wachovia Corp.:
5.50%, 8/1/2035	100,000	107,373
7.50%, 4/15/2035	300,000	374,656
Wells Fargo Capital X 5.95%, 12/15/2036	100,000	100,500

		3,291,488

COMMERCIAL SERVICES & SUPPLIES — 0.6%
Republic Services, Inc. 4.75%, 5/15/2023	200,000	220,323
Waste Management, Inc. 7.75%, 5/15/2032	200,000	276,294

		496,617

COMMUNICATIONS EQUIPMENT — 0.7%
Cisco Systems, Inc. 5.90%, 2/15/2039	395,000	507,274
Harris Corp. 6.15%, 12/15/2040	50,000	58,173
Motorola Solutions, Inc. 7.50%, 5/15/2025	50,000	61,428

		626,875

COMPUTERS & PERIPHERALS — 0.8%
Dell, Inc. 7.10%, 4/15/2028	50,000	61,305
Hewlett-Packard Co. 6.00%, 9/15/2041	175,000	193,368
International Business Machines Corp.:
5.60%, 11/30/2039	187,000	241,746
6.50%, 1/15/2028	150,000	201,859

		698,278

CONSTRUCTION & ENGINEERING — 0.0% (c)
ABB Finance USA, Inc. 4.38%, 5/8/2042	37,000	39,473

DIVERSIFIED FINANCIAL SERVICES — 6.7%
American Express Co. 8.15%, 3/19/2038	100,000	156,121
Aon Corp. 6.25%, 9/30/2040	50,000	62,231
Bank of America Corp. 5.88%, 2/7/2042 (b)	200,000	216,767
Citigroup, Inc.:
5.85%, 12/11/2034	200,000	210,022
5.88%, 1/30/2042	100,000	109,175
6.13%, 8/25/2036	150,000	145,670
6.63%, 6/15/2032	300,000	315,897
6.88%, 3/5/2038	280,000	334,351
8.13%, 7/15/2039	250,000	334,808
Credit Suisse USA, Inc. 7.13%, 7/15/2032	50,000	64,781
General Electric Capital Corp.:
5.88%, 1/14/2038	510,000	585,275
6.75%, 3/15/2032	430,000	529,162
6.88%, 1/10/2039	730,000	941,484
Goldman Sachs Capital I 6.35%, 2/15/2034	200,000	188,000
HJ Heinz Finance Co. 6.75%, 3/15/2032	50,000	63,376
JPMorgan Chase & Co. 5.50%, 10/15/2040	350,000	381,383
JPMorgan Chase Capital XXV 6.80%, 10/1/2037	200,000	200,400
JPMorgan Chase Capital XXVII 7.00%, 11/1/2039	150,000	150,300
Merrill Lynch & Co., Inc.:
6.11%, 1/29/2037	265,000	250,534
6.75%, 6/1/2028	150,000	165,335
7.75%, 5/14/2038	120,000	136,024
National Rural Utilities Cooperative Finance Corp. 8.00%, 3/1/2032	75,000	109,523
The Western Union Co. 6.20%, 11/17/2036	100,000	109,191
UBS AG of Stamford, CT 7.75%, 9/1/2026	100,000	114,858

		5,874,668

DIVERSIFIED TELECOMMUNICATION SERVICES — 3.2%
AT&T, Inc. 5.55%, 8/15/2041	100,000	119,522
Bellsouth Capital Funding Corp. 7.88%, 2/15/2030	150,000	197,799
British Telecommunications PLC 9.63%, 12/15/2030	245,000	372,259
CenturyLink, Inc. 7.65%, 3/15/2042	100,000	97,026
Qwest Corp.:
6.88%, 9/15/2033 (b)	150,000	150,000
7.25%, 10/15/2035	100,000	101,000
Verizon Communications, Inc.:
4.75%, 11/1/2041	300,000	332,553
6.25%, 4/1/2037 (b)	400,000	506,643
7.75%, 12/1/2030	570,000	799,377
8.95%, 3/1/2039	100,000	165,104

		2,841,283

ELECTRIC UTILITIES — 11.6%
Alabama Power Co.:
5.20%, 6/1/2041	100,000	121,240
6.13%, 5/15/2038	170,000	229,244
Appalachian Power Co. 5.80%, 10/1/2035	50,000	59,634
Arizona Public Service Co. 4.50%, 4/1/2042	100,000	104,015
Consolidated Edison Co. of New York:
5.70%, 12/1/2036	230,000	294,392
6.30%, 8/15/2037	50,000	69,010

See accompanying notes to financial statements.

SPDR Barclays Capital Long Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Consolidated Edison Co. of New York, Inc. 4.20%, 3/15/2042	$75,000	$78,802
Dominion Resources Inc/VA 4.90%, 8/1/2041	100,000	113,336
Duke Energy Carolinas LLC 6.00%, 1/15/2038	150,000	197,440
Duke Energy Indiana, Inc.:
4.20%, 3/15/2042	100,000	102,404
6.45%, 4/1/2039	230,000	316,842
Entergy Louisiana LLC 5.40%, 11/1/2024	100,000	116,587
Exelon Corp. 5.63%, 6/15/2035	150,000	162,503
Exelon Generation Co. LLC:
5.60%, 6/15/2042 (d)	160,000	163,290
6.25%, 10/1/2039	170,000	185,089
FirstEnergy Corp. 7.38%, 11/15/2031	100,000	126,207
Florida Power & Light Co.:
5.25%, 2/1/2041	250,000	309,267
5.69%, 3/1/2040	115,000	150,590
6.20%, 6/1/2036	150,000	204,493
Florida Power Corp.:
5.65%, 4/1/2040	100,000	127,307
6.35%, 9/15/2037	100,000	134,953
6.40%, 6/15/2038	80,000	109,071
Georgia Power Co. 4.75%, 9/1/2040	225,000	250,913
Iberdrola International BV 6.75%, 7/15/2036	100,000	93,169
Interstate Power & Light Co. 6.25%, 7/15/2039	50,000	65,887
John Sevier Combined Cycle Generation LLC 4.63%, 1/15/2042	150,000	167,269
Kansas City Power & Light Co. 5.30%, 10/1/2041	50,000	55,893
Kentucky Utilities Co. 5.13%, 11/1/2040	75,000	89,657
MidAmerican Energy Holdings Co. 8.48%, 9/15/2028	125,000	181,613
Nevada Power Co. 5.38%, 9/15/2040	175,000	206,853
Nisource Finance Corp.:
3.85%, 2/15/2023	100,000	99,291
5.25%, 2/15/2043	200,000	205,859
5.95%, 6/15/2041	100,000	111,810
Northern States Power Co. 5.35%, 11/1/2039	50,000	63,007
Oglethorpe Power Corp. 5.38%, 11/1/2040	65,000	76,263
Ohio Edison Co. 6.88%, 7/15/2036	100,000	128,392
Ohio Power Co. 6.60%, 2/15/2033	102,000	131,233
Oncor Electric Delivery Co. LLC:
7.00%, 9/1/2022	50,000	61,432
7.00%, 5/1/2032	150,000	180,847
7.50%, 9/1/2038	125,000	163,464
Pacific Gas & Electric Co.:
4.50%, 12/15/2041	100,000	105,696
5.40%, 1/15/2040	50,000	60,110
5.80%, 3/1/2037	150,000	187,715
6.05%, 3/1/2034	265,000	336,054
PacifiCorp:
4.10%, 2/1/2042	125,000	128,036
6.00%, 1/15/2039	100,000	131,343
Potomac Electric Power Co. 7.90%, 12/15/2038 (b)	100,000	161,926
PPL Electric Utilities Corp.:
5.20%, 7/15/2041 (b)	5,000	6,016
6.25%, 5/15/2039	50,000	68,320
Progress Energy, Inc.:
6.00%, 12/1/2039	100,000	125,152
7.75%, 3/1/2031	40,000	56,873
Public Service Co. of Colorado 6.25%, 9/1/2037 (b)	150,000	208,905
Public Service Electric & Gas Co.:
5.50%, 3/1/2040	100,000	128,745
5.80%, 5/1/2037	100,000	131,772
Puget Sound Energy, Inc.:
5.64%, 4/15/2041	100,000	127,393
5.80%, 3/15/2040	55,000	71,333
San Diego Gas & Electric Co. 3.95%, 11/15/2041 (b)	25,000	25,841
San Diego Gas & Electric Co., Series D 6.00%, 6/1/2026	100,000	131,098
South Carolina Electric & Gas Co.:
4.35%, 2/1/2042	50,000	52,027
5.30%, 5/15/2033	50,000	58,284
5.45%, 2/1/2041 (b)	50,000	61,102
Southern California Edison Co.:
4.05%, 3/15/2042	100,000	103,311
5.95%, 2/1/2038	200,000	261,722
6.00%, 1/15/2034	200,000	262,222
Southwestern Electric Power Co. 6.20%, 3/15/2040	130,000	159,798
Southwestern Public Service Co. Series F 6.00%, 10/1/2036	100,000	118,528
Tampa Electric Co. 6.55%, 5/15/2036	50,000	67,976
The Connecticut Light & Power Co. 6.35%, 6/1/2036	50,000	66,033
The Detroit Edison Co.:
3.95%, 6/15/2042	75,000	75,663
5.70%, 10/1/2037	50,000	62,418
The Toledo Edison Co. 6.15%, 5/15/2037	200,000	247,013
Union Electric Co. 8.45%, 3/15/2039	100,000	165,294
Virginia Electric and Power Co. 6.00%, 5/15/2037	250,000	325,499
Westar Energy, Inc. 4.13%, 3/1/2042	100,000	103,757

		10,191,543

See accompanying notes to financial statements.

SPDR Barclays Capital Long Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

ELECTRICAL EQUIPMENT — 0.2%
Emerson Electric Co. 6.00%, 8/15/2032	$150,000	$195,876

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.2%
Corning, Inc.:
5.75%, 8/15/2040	75,000	87,088
7.25%, 8/15/2036	50,000	61,815

		148,903

ENERGY EQUIPMENT & SERVICES — 0.4%
Cameron International Corp. 5.95%, 6/1/2041	100,000	115,120
Halliburton Co. 6.70%, 9/15/2038	200,000	272,670

		387,790

FOOD & STAPLES RETAILING — 3.9%
CVS Caremark Corp.:
5.75%, 5/15/2041	200,000	237,993
6.13%, 9/15/2039	100,000	123,350
6.25%, 6/1/2027	100,000	124,945
Delhaize America LLC 9.00%, 4/15/2031	50,000	60,476
Safeway, Inc. 7.25%, 2/1/2031	50,000	53,116
Sysco Corp. 6.63%, 3/17/2039	100,000	145,833
Target Corp.:
6.35%, 11/1/2032	150,000	196,002
7.00%, 1/15/2038	215,000	304,035
The Kroger Co.:
5.40%, 7/15/2040	150,000	154,180
7.50%, 4/1/2031	65,000	83,131
Wal-Mart Stores, Inc.:
4.88%, 7/8/2040 (b)	450,000	523,555
5.00%, 10/25/2040	250,000	294,028
5.25%, 9/1/2035	430,000	513,602
5.88%, 4/5/2027	250,000	317,606
6.50%, 8/15/2037	200,000	278,386

		3,410,238

FOOD PRODUCTS — 2.1%
Archer-Daniels-Midland Co.:
5.38%, 9/15/2035	100,000	115,522
5.77%, 3/1/2041	150,000	188,621
ConAgra Foods, Inc. 7.13%, 10/1/2026	50,000	63,018
Kellogg Co., Series B 7.45%, 4/1/2031	45,000	61,271
Kraft Foods, Inc.:
5.00%, 6/4/2042 (d)	150,000	158,691
6.50%, 2/9/2040	165,000	211,883
6.88%, 1/26/2039	145,000	189,119
7.00%, 8/11/2037	350,000	454,906
Ralcorp Holdings, Inc. 6.63%, 8/15/2039	150,000	155,098
The Hershey Co. 7.20%, 8/15/2027	50,000	66,923
Unilever Capital Corp. 5.90%, 11/15/2032	160,000	221,057

		1,886,109

GAS UTILITIES — 0.2%
AGL Capital Corp. 5.88%, 3/15/2041	70,000	87,943
Southern Union Co. 7.60%, 2/1/2024	100,000	121,549

		209,492

HEALTH CARE EQUIPMENT & SUPPLIES — 0.6%
Becton Dickinson and Co. 6.00%, 5/15/2039	100,000	130,575
Boston Scientific Corp. 7.38%, 1/15/2040	101,000	137,421
Covidien International Finance SA 6.55%, 10/15/2037	100,000	136,199
Medtronic, Inc. 5.55%, 3/15/2040	100,000	125,620

		529,815

HEALTH CARE PROVIDERS & SERVICES — 1.8%
Aetna, Inc.:
4.50%, 5/15/2042	90,000	90,887
6.63%, 6/15/2036	100,000	127,841
CIGNA Corp. 5.88%, 3/15/2041	150,000	169,636
Kaiser Foundation Hospitals 4.88%, 4/1/2042	100,000	108,539
McKesson Corp. 6.00%, 3/1/2041	50,000	65,682
Quest Diagnostics, Inc. 6.95%, 7/1/2037	75,000	96,254
UnitedHealth Group, Inc.:
4.38%, 3/15/2042	50,000	51,563
5.95%, 2/15/2041	100,000	125,857
6.63%, 11/15/2037	100,000	131,769
6.88%, 2/15/2038	215,000	293,816
WellPoint, Inc.:
5.95%, 12/15/2034	150,000	179,115
6.38%, 6/15/2037	130,000	162,691

		1,603,650

HOTELS, RESTAURANTS & LEISURE — 0.4%
McDonald’s Corp. 6.30%, 3/1/2038 (b)	175,000	242,375
Yum! Brands, Inc. 6.88%, 11/15/2037	100,000	132,760

		375,135

HOUSEHOLD PRODUCTS — 0.2%
Kimberly-Clark Corp. 5.30%, 3/1/2041	150,000	189,701

INDUSTRIAL CONGLOMERATES — 0.4%
3M Co. 5.70%, 3/15/2037	150,000	203,972
Koninklijke Philips Electronics NV 6.88%, 3/11/2038	100,000	131,522

		335,494

See accompanying notes to financial statements.

SPDR Barclays Capital Long Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

INSURANCE — 4.4%
ACE INA Holdings, Inc. 6.70%, 5/15/2036	$100,000	$136,894
Aflac, Inc.:
6.45%, 8/15/2040	50,000	58,112
6.90%, 12/17/2039	18,000	21,962
Alleghany Corp. 4.95%, 6/27/2022	50,000	50,863
American International Group, Inc.:
6.25%, 3/15/2037	100,000	91,000
8.18%, 5/15/2058 (e)	450,000	482,625
AON Corp. 8.21%, 1/1/2027 (b)	55,000	63,949
Assurant, Inc. 6.75%, 2/15/2034	50,000	55,413
AXA SA 8.60%, 12/15/2030	115,000	124,200
Berkshire Hathaway Finance Corp.:
4.40%, 5/15/2042	50,000	50,333
5.75%, 1/15/2040	100,000	121,249
Chubb Corp. 6.50%, 5/15/2038	170,000	231,999
Cincinnati Financial Corp. 6.92%, 5/15/2028	100,000	116,529
Endurance Specialty Holdings, Ltd. 7.00%, 7/15/2034	50,000	53,456
Hartford Financial Services Group, Inc. 6.63%, 3/30/2040	100,000	102,500
Lincoln National Corp. 6.30%, 10/9/2037	100,000	108,258
Marsh & McLennan Cos., Inc. 5.88%, 8/1/2033 (b)	50,000	57,006
MetLife, Inc.:
5.70%, 6/15/2035	250,000	296,269
6.40%, 12/15/2036	200,000	195,000
Principal Financial Group, Inc. 6.05%, 10/15/2036	50,000	56,120
Prudential Financial, Inc.:
5.63%, 5/12/2041	125,000	126,157
5.75%, 7/15/2033	75,000	77,227
6.63%, 12/1/2037	245,000	276,656
Swiss Re Solutions Holding Corp. 7.00%, 2/15/2026	85,000	100,610
The Allstate Corp.:
5.20%, 1/15/2042	50,000	55,602
5.95%, 4/1/2036 (b)	130,000	157,759
6.13%, 12/15/2032	100,000	119,187
The Progressive Corp. 6.25%, 12/1/2032	50,000	63,479
The Travelers Cos., Inc. 6.25%, 6/15/2037	180,000	231,439
XL Group PLC 6.25%, 5/15/2027	200,000	218,078

		3,899,931

IT SERVICES — 0.1%
SAIC, Inc. 5.95%, 12/1/2040	100,000	111,710

LEISURE EQUIPMENT & PRODUCTS — 0.1%
Hasbro, Inc. 6.35%, 3/15/2040	50,000	57,498

MACHINERY — 1.2%
Caterpillar, Inc.:
5.20%, 5/27/2041 (b)	215,000	258,557
7.30%, 5/1/2031	100,000	143,199
Deere & Co.:
3.90%, 6/9/2042	250,000	250,008
5.38%, 10/16/2029	150,000	191,681
Dover Corp. 5.38%, 3/1/2041	50,000	62,502
Illinois Tool Works, Inc. 4.88%, 9/15/2041	25,000	28,479
Parker Hannifin Corp. 3.50%, 9/15/2022	100,000	105,616
Stanley Black & Decker, Inc. 5.20%, 9/1/2040	50,000	55,901

		1,095,943

MEDIA — 7.5%
CBS Corp.:
5.50%, 5/15/2033	150,000	158,443
7.88%, 7/30/2030	75,000	96,665
Comcast Cable Communications Holdings, Inc. 9.46%, 11/15/2022	100,000	144,748
Comcast Corp.:
3.13%, 7/15/2022	150,000	151,468
4.65%, 7/15/2042	198,000	197,687
5.65%, 6/15/2035	250,000	278,257
6.55%, 7/1/2039	150,000	183,995
6.95%, 8/15/2037	260,000	329,433
7.05%, 3/15/2033	150,000	183,615
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
5.15%, 3/15/2042	100,000	99,845
6.00%, 8/15/2040	250,000	273,016
Discovery Communications LLC:
4.95%, 5/15/2042	75,000	78,489
6.35%, 6/1/2040	50,000	60,878
Grupo Televisa SA 6.63%, 3/18/2025	150,000	185,351
NBCUniversal Media LLC 6.40%, 4/30/2040	250,000	300,569
News America, Inc.:
6.15%, 2/15/2041 (b)	170,000	200,166
6.40%, 12/15/2035	525,000	597,413
6.65%, 11/15/2037	140,000	162,729
The Walt Disney Co.:
4.13%, 12/1/2041 (b)	50,000	53,233
4.38%, 8/16/2041	50,000	54,946
7.00%, 3/1/2032	100,000	142,124
Thomson Reuters Corp. 5.85%, 4/15/2040	50,000	58,955
Time Warner Cable, Inc.:
5.50%, 9/1/2041	250,000	269,325
5.88%, 11/15/2040	150,000	166,950
7.30%, 7/1/2038	305,000	387,503

See accompanying notes to financial statements.

SPDR Barclays Capital Long Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Time Warner Entertainment Co. LP 8.38%, 3/15/2023	$150,000	$202,588
Time Warner, Inc.:
4.90%, 6/15/2042	175,000	178,893
6.10%, 7/15/2040	150,000	170,780
6.20%, 3/15/2040	150,000	174,083
7.63%, 4/15/2031	340,000	440,033
7.70%, 5/1/2032	250,000	328,244
Viacom, Inc. 6.88%, 4/30/2036	180,000	233,904

		6,544,328

METALS & MINING — 3.3%
Alcoa, Inc.:
5.95%, 2/1/2037	100,000	94,342
6.75%, 1/15/2028	50,000	53,181
ArcelorMittal 6.75%, 3/1/2041	285,000	264,325
Barrick North America Finance LLC 5.70%, 5/30/2041	50,000	56,318
Barrick PD Australia Finance Pty Ltd. 5.95%, 10/15/2039	200,000	229,428
BHP Billiton Finance USA, Ltd. 4.13%, 2/24/2042	125,000	129,025
Cliffs Natural Resources, Inc. 6.25%, 10/1/2040	100,000	97,661
Newmont Mining Corp.:
4.88%, 3/15/2042 (b)	150,000	144,637
6.25%, 10/1/2039	90,000	102,533
Nucor Corp.:
4.13%, 9/15/2022	100,000	112,054
6.40%, 12/1/2037 (b)	50,000	67,954
Rio Tinto Alcan, Inc. 6.13%, 12/15/2033	165,000	206,656
Rio Tinto Finance USA, Ltd. 5.20%, 11/2/2040	200,000	235,546
Southern Copper Corp. 6.75%, 4/16/2040	275,000	295,285
Teck Resources, Ltd.:
6.13%, 10/1/2035	50,000	53,454
6.25%, 7/15/2041	150,000	165,294
Vale Overseas, Ltd. 6.88%, 11/21/2036	470,000	548,472

		2,856,165

MULTI-UTILITIES — 1.1%
Dominion Resources, Inc. Series E 6.30%, 3/15/2033	150,000	190,610
MidAmerican Energy Holdings Co.:
5.95%, 5/15/2037	250,000	305,636
6.13%, 4/1/2036	80,000	100,068
6.50%, 9/15/2037	80,000	105,285
Sempra Energy 6.00%, 10/15/2039	200,000	250,175

		951,774

MULTILINE RETAIL — 0.7%
Kohl’s Corp. 6.88%, 12/15/2037	100,000	124,152
Macy’s Retail Holdings, Inc.:
5.13%, 1/15/2042	100,000	105,760
6.65%, 7/15/2024	125,000	151,574
Nordstrom, Inc. 6.95%, 3/15/2028	150,000	195,855

		577,341

OIL, GAS & CONSUMABLE FUELS — 12.7%
Anadarko Finance Co. 7.50%, 5/1/2031	150,000	184,700
Anadarko Petroleum Corp.:
6.20%, 3/15/2040	75,000	84,624
6.45%, 9/15/2036	200,000	229,356
Apache Corp.:
4.75%, 4/15/2043	150,000	165,159
5.10%, 9/1/2040	150,000	170,362
6.00%, 1/15/2037	125,000	157,913
Baker Hughes, Inc. 5.13%, 9/15/2040	200,000	233,712
Canadian Natural Resources, Ltd.:
6.25%, 3/15/2038	80,000	97,159
7.20%, 1/15/2032	200,000	257,721
Cenovus Energy, Inc. 6.75%, 11/15/2039	100,000	124,371
Conoco Funding Co. 7.25%, 10/15/2031	65,000	92,547
Conoco, Inc. 6.95%, 4/15/2029	165,000	227,563
ConocoPhillips 6.50%, 2/1/2039	425,000	592,682
Devon Energy Corp.:
5.60%, 7/15/2041	200,000	231,963
7.95%, 4/15/2032	100,000	144,713
Devon Financing Corp. ULC 7.88%, 9/30/2031	65,000	92,939
Enbridge Energy Partners LP Series B 7.50%, 4/15/2038	100,000	128,042
EnCana Corp.:
6.50%, 2/1/2038 (b)	150,000	165,189
6.63%, 8/15/2037 (b)	150,000	166,469
Energy Transfer Partners LP:
6.05%, 6/1/2041	75,000	75,924
6.50%, 2/1/2042	130,000	138,701
6.63%, 10/15/2036	50,000	53,564
Enterprise Products Operating LLC:
6.13%, 10/15/2039	350,000	399,140
7.55%, 4/15/2038	115,000	146,145
Hess Corp.:
6.00%, 1/15/2040	50,000	55,743
7.30%, 8/15/2031	165,000	208,763
7.88%, 10/1/2029	100,000	133,521
Husky Energy, Inc. 6.80%, 9/15/2037	50,000	60,442
Kinder Morgan Energy Partners LP:
5.63%, 9/1/2041	100,000	104,642
6.95%, 1/15/2038	100,000	118,073
7.40%, 3/15/2031	300,000	363,664
Marathon Oil Corp.:
6.60%, 10/1/2037	50,000	61,317
6.80%, 3/15/2032	150,000	188,838

See accompanying notes to financial statements.

SPDR Barclays Capital Long Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Marathon Petroleum Corp. 6.50%, 3/1/2041	$150,000	$169,941
Nexen, Inc. 7.50%, 7/30/2039	265,000	310,313
Noble Energy, Inc. 6.00%, 3/1/2041	300,000	342,418
Noble Holding International, Ltd.:
5.25%, 3/15/2042	250,000	247,748
6.05%, 3/1/2041	50,000	54,632
Occidental Petroleum Corp. 2.70%, 2/15/2023	125,000	125,788
ONEOK Partners LP:
6.13%, 2/1/2041	50,000	57,524
6.85%, 10/15/2037	100,000	120,496
Petro-Canada:
5.35%, 7/15/2033	100,000	106,413
6.80%, 5/15/2038	220,000	271,931
Phillips 66 5.88%, 5/1/2042 (d)	150,000	160,243
Pioneer Natural Resources Co. 3.95%, 7/15/2022	150,000	151,720
Plains All American Pipeline LP/PAA Finance Corp.:
3.65%, 6/1/2022 (b)	100,000	101,943
5.15%, 6/1/2042 (b)	100,000	105,304
6.65%, 1/15/2037	50,000	60,701
Shell International Finance BV:
5.50%, 3/25/2040	150,000	192,262
6.38%, 12/15/2038	190,000	265,603
Southern Natural Gas Co. 8.00%, 3/1/2032	65,000	86,659
Suncor Energy, Inc. 6.85%, 6/1/2039	200,000	249,561
Sunoco Logistics Partners Operations LP 6.10%, 2/15/2042	50,000	52,401
Talisman Energy, Inc.:
5.50%, 5/15/2042	75,000	75,660
6.25%, 2/1/2038	100,000	108,924
Tennessee Gas Pipeline Co. 7.00%, 3/15/2027	100,000	127,156
Tosco Corp. 8.13%, 2/15/2030	150,000	223,761
TransCanada Pipelines, Ltd.:
6.10%, 6/1/2040	100,000	131,262
6.20%, 10/15/2037	220,000	288,552
7.63%, 1/15/2039	165,000	246,464
Transcontinental Gas Pipe Line Co. LLC 5.40%, 8/15/2041	50,000	56,243
Transocean, Inc. 7.50%, 4/15/2031	155,000	180,781
Valero Energy Corp. 7.50%, 4/15/2032	225,000	267,870
Weatherford International, Ltd. 6.50%, 8/1/2036	125,000	132,740
Weatherford International, Ltd./Bermuda 5.95%, 4/15/2042	150,000	155,113
Western Gas Partners LP 4.00%, 7/1/2022	100,000	99,338
Williams Cos., Inc. 8.75%, 3/15/2032 (b)	62,000	84,573
Williams Partners LP 6.30%, 4/15/2040 (b)	100,000	117,553

		11,185,252

PAPER & FOREST PRODUCTS — 0.5%
Georgia-Pacific LLC 8.88%, 5/15/2031	200,000	281,308
International Paper Co.:
6.00%, 11/15/2041	100,000	112,631
8.70%, 6/15/2038	50,000	70,548

		464,487

PERSONAL PRODUCTS — 0.5%
The Procter & Gamble Co.:
5.50%, 2/1/2034	100,000	129,052
5.55%, 3/5/2037	200,000	265,792

		394,844

PHARMACEUTICALS — 4.7%
Abbott Laboratories:
5.30%, 5/27/2040	100,000	122,125
6.00%, 4/1/2039	250,000	329,678
AstraZeneca PLC 6.45%, 9/15/2037	250,000	340,314
Bristol-Myers Squibb Co. 5.88%, 11/15/2036	224,000	290,670
Eli Lilly & Co.:
5.50%, 3/15/2027	165,000	205,674
5.95%, 11/15/2037	100,000	130,712
Express Scripts Holding Co. 6.13%, 11/15/2041 (d)	75,000	91,105
GlaxoSmithKline Capital, Inc. 6.38%, 5/15/2038	330,000	453,626
Johnson & Johnson:
4.50%, 9/1/2040	150,000	176,433
6.73%, 11/15/2023	250,000	344,785
Merck & Co, Inc.:
5.85%, 6/30/2039	100,000	135,259
5.95%, 12/1/2028	100,000	130,230
6.50%, 12/1/2033	250,000	352,452
Pfizer, Inc. 7.20%, 3/15/2039	210,000	314,608
Teva Pharmaceutical Finance Co. LLC 6.15%, 2/1/2036	100,000	130,081
Wyeth 6.50%, 2/1/2034	425,000	584,475

		4,132,227

PIPELINES — 0.2%
CenterPoint Energy Resources Corp. 5.85%, 1/15/2041	35,000	42,106
Texas Eastern Transmission LP 7.00%, 7/15/2032	100,000	129,494

		171,600

REAL ESTATE — 0.2%
BioMed Realty LP 4.25%, 7/15/2022	100,000	99,503

See accompanying notes to financial statements.

SPDR Barclays Capital Long Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Boston Properties LP 3.85%, 2/1/2023	$100,000	$101,208

		200,711

REAL ESTATE INVESTMENT TRUSTS — 0.2%
Health Care REIT, Inc. 6.50%, 3/15/2041	86,000	91,686
Simon Property Group LP 6.75%, 2/1/2040	65,000	81,739

		173,425

ROAD & RAIL — 2.2%
Burlington Northern Santa Fe LLC:
5.40%, 6/1/2041	150,000	171,268
5.75%, 5/1/2040	150,000	178,256
7.95%, 8/15/2030	50,000	69,979
Canadian National Railway Co.:
6.38%, 11/15/2037	100,000	137,837
6.90%, 7/15/2028	95,000	131,670
Canadian Pacific Railway Co. 4.45%, 3/15/2023	100,000	106,656
CSX Corp.:
4.75%, 5/30/2042	115,000	117,979
6.22%, 4/30/2040	120,000	147,292
Norfolk Southern Corp.:
6.00%, 3/15/2105	100,000	117,253
7.25%, 2/15/2031	130,000	181,704
7.80%, 5/15/2027	150,000	211,130
Union Pacific Corp.:
4.16%, 7/15/2022	75,000	83,286
5.78%, 7/15/2040	200,000	246,457

		1,900,767

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.4%
Applied Materials, Inc. 5.85%, 6/15/2041	100,000	120,625
Intel Corp. 4.80%, 10/1/2041	164,000	186,194

		306,819

SOFTWARE — 1.0%
Microsoft Corp. 4.50%, 10/1/2040	300,000	338,432
Oracle Corp.:
5.38%, 7/15/2040	200,000	244,951
6.13%, 7/8/2039	205,000	271,222

		854,605

SPECIALTY RETAIL — 1.5%
Lowe’s Cos., Inc.:
5.80%, 10/15/2036	150,000	180,887
6.65%, 9/15/2037	150,000	200,811
McDonald’s Corp. 4.88%, 7/15/2040	75,000	88,692
Target Corp. 4.00%, 7/1/2042	250,000	245,325
The Home Depot, Inc.:
5.88%, 12/16/2036	265,000	336,737
5.95%, 4/1/2041	175,000	229,019

		1,281,471

TEXTILES, APPAREL & LUXURY GOODS — 0.2%
V.F. Corp. 6.45%, 11/1/2037	100,000	130,021

TOBACCO — 1.1%
Altria Group, Inc. 9.95%, 11/10/2038	315,000	498,897
Lorillard Tobacco Co. 8.13%, 5/1/2040	50,000	62,213
Philip Morris International, Inc.:
4.38%, 11/15/2041	100,000	103,627
4.50%, 3/20/2042	150,000	158,653
6.38%, 5/16/2038	100,000	132,967

		956,357

TRANSPORTATION INFRASTRUCTURE — 0.6%
Burlington Northern Santa Fe LLC 4.40%, 3/15/2042	75,000	74,876
Canadian Pacific Railway Ltd. 5.75%, 1/15/2042	100,000	115,617
CSX Corp. 4.40%, 3/1/2043	200,000	194,742
Union Pacific Corp.:
2.95%, 1/15/2023	50,000	50,628
4.30%, 6/15/2042	50,000	50,169

		486,032

WIRELESS TELECOMMUNICATION SERVICES — 6.1%
Alltel Corp. 7.88%, 7/1/2032	100,000	148,342
America Movil SAB de CV:
6.13%, 3/30/2040	200,000	246,438
6.38%, 3/1/2035 (b)	100,000	123,845
AT&T Corp. 8.00%, 11/15/2031	219,000	317,762
AT&T, Inc.:
5.35%, 9/1/2040	870,000	998,077
6.15%, 9/15/2034	400,000	474,467
6.30%, 1/15/2038	165,000	205,167
6.55%, 2/15/2039	250,000	321,647
BellSouth Telecommunications, Inc. 6.38%, 6/1/2028	200,000	234,532
Deutsche Telekom International Finance BV:
8.75%, 6/15/2030	280,000	388,584
9.25%, 6/1/2032 (b)	50,000	74,034
Embarq Corp. 8.00%, 6/1/2036	200,000	209,544
France Telecom SA:
5.38%, 1/13/2042	100,000	106,079
8.50%, 3/1/2031	200,000	280,330
Koninklijke KPN NV 8.38%, 10/1/2030	100,000	127,290
New Cingular Wireless Services, Inc. 8.75%, 3/1/2031	150,000	224,696
Telecom Italia Capital SA:
6.38%, 11/15/2033	150,000	118,125
7.72%, 6/4/2038	150,000	131,250
Telefonica Emisiones SAU 7.05%, 6/20/2036	100,000	87,750

See accompanying notes to financial statements.

SPDR Barclays Capital Long Term Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Telefonica Europe BV 8.25%, 9/15/2030 (b)	$195,000	$189,150
Vodafone Group PLC:
6.15%, 2/27/2037	165,000	212,309
6.25%, 11/30/2032	100,000	125,691

		5,345,109

TOTAL CORPORATE BONDS & NOTES —
(Cost $79,830,897)		85,784,943

	Shares
SHORT TERM INVESTMENTS — 3.0%
MONEY MARKET FUNDS — 3.0%
State Street Navigator Securities Lending Prime Portfolio (f)(g)	2,107,870	2,107,870
State Street Institutional Liquid Reserves Fund 0.20% (g)(h)	570,221	570,221

TOTAL SHORT TERM INVESTMENTS — (i)
(Cost $2,678,091)		2,678,091

TOTAL INVESTMENTS — 100.7% (j)
(Cost $82,508,988)		88,463,034
OTHER ASSETS & LIABILITIES — (0.7)%		(629,308)

NET ASSETS — 100.0%		$87,833,726

(a)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. (Note 2)
(b)	A portion of the security was on loan at June 30, 2012.
(c)	Amount shown represents less than 0.05% of net assets.
(d)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 0.7% of net assets as of June 30, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Variable rate security. Rate shown is rate in effect at June 30, 2012. Maturity date disclosed is the ultimate maturity.
(f)	Investments of cash collateral for securities loaned.
(g)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(h)	The rate shown is the annualized seven-day yield at period end.
(i)	Value is determined based on Level 1 inputs. (Note 2)
(j)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)
PLC = Public Limited Company
REIT = Real Estate Investment Trust
ULC = Unlimited Liability Corporation

See accompanying notes to financial statements.

SPDR Barclays Capital Issuer Scored Corporate Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount	Value

CORPORATE BONDS & NOTES — 97.4%
AEROSPACE & DEFENSE — 2.5%
Exelis, Inc. 5.55%, 10/1/2021 (a)	$50,000	$54,283
General Dynamics Corp. 5.25%, 2/1/2014	50,000	53,524
Goodrich Corp. 3.60%, 2/1/2021	50,000	54,267
Honeywell International, Inc. 4.25%, 3/1/2021	50,000	57,785
L-3 Communications Corp.:
3.95%, 11/15/2016	25,000	26,513
4.75%, 7/15/2020	25,000	26,612
Lockheed Martin Corp. 2.13%, 9/15/2016	50,000	50,899
Northrop Grumman Corp. 1.85%, 11/15/2015	50,000	50,648
Raytheon Co.:
3.13%, 10/15/2020	50,000	52,474
4.88%, 10/15/2040	15,000	16,774
Textron, Inc. 6.20%, 3/15/2015	60,000	64,700
The Boeing Co. 5.88%, 2/15/2040	20,000	26,398
United Technologies Corp. 6.13%, 7/15/2038	25,000	32,768

		567,645

AIR FREIGHT & LOGISTICS — 0.4%
GATX Corp. 8.75%, 5/15/2014	50,000	55,569
United Parcel Service, Inc. 4.88%, 11/15/2040	25,000	29,789

		85,358

AIRLINES — 0.2%
Continental Airlines, Inc. 5.98%, 4/19/2022	45,600	49,362

AUTO COMPONENTS — 0.5%
BorgWarner, Inc. 4.63%, 9/15/2020	50,000	54,309
Johnson Controls, Inc. 4.25%, 3/1/2021	50,000	54,295

		108,604

AUTOMOBILES — 0.6%
Daimler Finance North America LLC:
6.50%, 11/15/2013	50,000	53,683
8.50%, 1/18/2031	25,000	37,946
PACCAR Financial Corp. 1.55%, 9/29/2014	50,000	50,762

		142,391

BEVERAGES — 1.6%
Anheuser-Busch InBev Worldwide, Inc. 2.50%, 3/26/2013	50,000	50,698
Beam, Inc. 5.88%, 1/15/2036	25,000	28,536
Coca-Cola Enterprises, Inc. 2.13%, 9/15/2015	50,000	51,046
Coca-Cola HBC Finance BV 5.50%, 9/17/2015	25,000	26,975
Diageo Capital PLC 5.20%, 1/30/2013	25,000	25,681
Dr Pepper Snapple Group, Inc. 2.90%, 1/15/2016	50,000	52,263
PepsiCo, Inc. 3.13%, 11/1/2020	50,000	52,102
The Coca-Cola Co. 4.88%, 3/15/2019	50,000	58,597

		345,898

BIOTECHNOLOGY — 1.4%
Amgen, Inc. 6.38%, 6/1/2037	25,000	29,626
Biogen Idec, Inc. 6.88%, 3/1/2018	25,000	30,479
Celgene Corp. 3.95%, 10/15/2020	50,000	52,482
Genentech, Inc. 4.75%, 7/15/2015	35,000	38,714
Genzyme Corp. 3.63%, 6/15/2015	50,000	53,761
Gilead Sciences, Inc. 4.50%, 4/1/2021	50,000	54,955
Life Technologies Corp. 4.40%, 3/1/2015	50,000	52,960

		312,977

BUILDING MATERIALS — 0.3%
CRH America, Inc. 6.00%, 9/30/2016	50,000	54,725

BUILDING PRODUCTS — 0.1%
Owens Corning 7.00%, 12/1/2036	25,000	26,807

CAPITAL MARKETS — 2.4%
Ameriprise Financial, Inc. 7.30%, 6/28/2019	25,000	31,178
BlackRock, Inc. 3.50%, 12/10/2014	60,000	63,665
Janus Capital Group, Inc. 6.70%, 6/15/2017	25,000	27,095
Jefferies Group, Inc. 3.88%, 11/9/2015	50,000	49,250
Morgan Stanley 6.25%, 8/9/2026	25,000	24,401
Raymond James Financial, Inc. 8.60%, 8/15/2019	50,000	61,790
TD Ameritrade Holding Corp. 4.15%, 12/1/2014	50,000	52,994
The Bank of New York Mellon Corp.:
4.30%, 5/15/2014	55,000	58,716
5.45%, 5/15/2019	65,000	76,314
The Charles Schwab Corp. 4.95%, 6/1/2014	50,000	53,628
The Goldman Sachs Group, Inc. 5.50%, 11/15/2014	25,000	26,471

		525,502

See accompanying notes to financial statements.

SPDR Barclays Capital Issuer Scored Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

CHEMICALS — 2.8%
Agrium, Inc. 6.13%, 1/15/2041	$25,000	$30,208
Air Products & Chemicals, Inc. 2.00%, 8/2/2016	15,000	15,338
E.I. du Pont de Nemours & Co. 6.00%, 7/15/2018	50,000	61,547
Eastman Chemical Co. 3.00%, 12/15/2015	25,000	25,912
FMC Corp. 3.95%, 2/1/2022	50,000	52,184
ICI Wilmington, Inc. 5.63%, 12/1/2013	42,000	44,340
Monsanto Co. 2.75%, 4/15/2016	25,000	26,307
Potash Corp. of Saskatchewan, Inc. 4.88%, 3/30/2020	50,000	57,815
PPG Industries, Inc. 5.75%, 3/15/2013	50,000	51,746
Praxair, Inc. 5.25%, 11/15/2014	50,000	54,829
RPM International, Inc. 6.13%, 10/15/2019	25,000	28,394
The Dow Chemical Co. 7.38%, 11/1/2029	50,000	66,376
The Mosaic Co.:
3.75%, 11/15/2021	25,000	26,118
4.88%, 11/15/2041	25,000	26,605
The Sherwin-Williams Co. 3.13%, 12/15/2014	50,000	52,306

		620,025

COMMERCIAL BANKS — 5.9%
Abbey National Treasury Services PLC 4.00%, 4/27/2016	50,000	48,735
American Express Bank FSB 6.00%, 9/13/2017	25,000	29,401
Associated Banc-Corp. 5.13%, 3/28/2016	85,000	90,514
Bank of Montreal 2.13%, 6/28/2013	50,000	50,751
Bank of Nova Scotia 3.40%, 1/22/2015	50,000	52,563
Barclays Bank PLC 5.13%, 1/8/2020	50,000	54,260
BB&T Corp. 3.20%, 3/15/2016	50,000	52,903
BBVA US Senior SAU 3.25%, 5/16/2014	50,000	47,752
BNP Paribas 5.00%, 1/15/2021	50,000	50,829
Canadian Imperial Bank of Commerce/Canada 1.45%, 9/13/2013	60,000	60,535
Credit Suisse of New York, NY 5.00%, 5/15/2013	50,000	51,561
Deutsche Bank AG 4.88%, 5/20/2013	50,000	51,480
Discover Bank/Greenwood DE 7.00%, 4/15/2020	50,000	57,560
First Horizon National Corp. 5.38%, 12/15/2015	95,000	100,102
KeyCorp:
5.10%, 3/24/2021	50,000	55,529
6.50%, 5/14/2013	75,000	78,558
Lloyds TSB Bank PLC 4.88%, 1/21/2016	50,000	52,569
PNC Funding Corp. 3.63%, 2/8/2015	20,000	21,184
Royal Bank of Canada 1.13%, 1/15/2014	50,000	50,315
SVB Financial Group 5.38%, 9/15/2020	50,000	54,179
The Toronto-Dominion Bank 2.38%, 10/19/2016	50,000	51,540
US Bancorp 4.20%, 5/15/2014	50,000	52,996
Wells Fargo & Co. 5.63%, 12/11/2017	50,000	57,686
Westpac Banking Corp. 3.00%, 8/4/2015	25,000	25,933
Zions Bancorporation 7.75%, 9/23/2014	25,000	27,375

		1,326,810

COMMERCIAL SERVICES & SUPPLIES — 0.7%
Avery Dennison Corp. 5.38%, 4/15/2020	35,000	37,083
Block Financial LLC 7.88%, 1/15/2013	50,000	51,255
Pitney Bowes, Inc. 4.88%, 8/15/2014	25,000	25,975
Republic Services, Inc. 5.25%, 11/15/2021	20,000	23,102
Waste Management, Inc. 6.38%, 11/15/2012	25,000	25,490

		162,905

COMMUNICATIONS EQUIPMENT — 0.9%
Cisco Systems, Inc. 5.90%, 2/15/2039	25,000	32,106
Harris Corp. 5.00%, 10/1/2015	50,000	55,104
Juniper Networks, Inc. 4.60%, 3/15/2021	50,000	53,856
Motorola Solutions, Inc. 6.00%, 11/15/2017	50,000	57,711

		198,777

COMPUTERS & PERIPHERALS — 0.7%
Dell, Inc. 5.40%, 9/10/2040	25,000	26,076
Hewlett-Packard Co. 4.75%, 6/2/2014	25,000	26,452
International Business Machines Corp. 5.70%, 9/14/2017	50,000	59,972
Lexmark International, Inc. 5.90%, 6/1/2013	50,000	51,760

		164,260

See accompanying notes to financial statements.

SPDR Barclays Capital Issuer Scored Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

CONSTRUCTION & ENGINEERING — 0.2%
Fluor Corp. 3.38%, 9/15/2021	$50,000	$52,065

CONSUMER FINANCE — 0.1%
SLM Corp. 5.00%, 4/15/2015	25,000	25,625

CONTAINERS & PACKAGING — 0.4%
Bemis Co., Inc. 4.50%, 10/15/2021	50,000	54,001
Sonoco Products Co. 5.75%, 11/1/2040	40,000	44,417

		98,418

DIVERSIFIED FINANCIAL SERVICES — 4.6%
Allstate Life Global Funding Trusts 5.38%, 4/30/2013	50,000	52,021
Alterra Finance LLC 6.25%, 9/30/2020	50,000	54,668
AXA Financial, Inc. 7.00%, 4/1/2028	35,000	38,682
Boeing Capital Corp. 2.90%, 8/15/2018	15,000	16,091
BP Capital Markets PLC 3.13%, 10/1/2015	50,000	53,002
Capital One Financial Corp. 6.75%, 9/15/2017	17,000	20,113
Citigroup, Inc.:
3.95%, 6/15/2016	50,000	51,052
5.50%, 10/15/2014	60,000	63,547
CME Group, Inc. 5.40%, 8/1/2013	50,000	52,586
General Electric Capital Corp. 3.50%, 6/29/2015	50,000	52,836
HSBC Finance Corp. 6.38%, 11/27/2012	25,000	25,529
JPMorgan Chase & Co.:
4.75%, 5/1/2013	25,000	25,775
5.50%, 10/15/2040	25,000	27,242
Lazard Group LLC 6.85%, 6/15/2017	95,000	103,583
Moody’s Corp. 5.50%, 9/1/2020	50,000	54,052
Nomura Holdings, Inc. 5.00%, 3/4/2015	50,000	51,956
NYSE Euronext 4.80%, 6/28/2013	50,000	51,996
ORIX Corp. 5.00%, 1/12/2016	60,000	62,781
The Nasdaq OMX Group, Inc. 5.25%, 1/16/2018	30,000	31,725
The Western Union Co. 5.25%, 4/1/2020	25,000	28,476
Toyota Motor Credit Corp. 1.38%, 8/12/2013	50,000	50,484
UBS AG of Stamford, CT 2.25%, 8/12/2013	50,000	50,217

		1,018,414

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.2%
British Telecommunications PLC 5.15%, 1/15/2013	50,000	51,121

ELECTRIC UTILITIES — 4.9%
Appalachian Power Co. 5.80%, 10/1/2035	25,000	29,817
Arizona Public Service Co. 8.75%, 3/1/2019	50,000	66,321
Consolidated Edison Co. of New York 5.38%, 12/15/2015	50,000	56,764
Constellation Energy Group, Inc. 5.15%, 12/1/2020	50,000	55,214
Duke Energy Carolinas LLC 6.10%, 6/1/2037	25,000	32,712
Entergy Gulf States Louisiana LLC 5.59%, 10/1/2024	25,000	28,789
Entergy Louisiana LLC 1.88%, 12/15/2014	15,000	15,313
Exelon Generation Co. LLC 6.20%, 10/1/2017	50,000	57,900
Florida Power & Light Co. 4.13%, 2/1/2042	25,000	26,378
Georgia Power Co. 5.65%, 3/1/2037	25,000	31,158
Great Plains Energy, Inc. 4.85%, 6/1/2021	25,000	26,752
Kentucky Utilities Co. 5.13%, 11/1/2040	25,000	29,886
NextEra Energy Capital Holdings, Inc. 2.55%, 11/15/2013	50,000	50,900
Nisource Finance Corp. 5.95%, 6/15/2041	25,000	27,952
Oklahoma Gas & Electric Co. 5.25%, 5/15/2041	25,000	29,985
Pacific Gas & Electric Co. 5.80%, 3/1/2037	35,000	43,800
Potomac Electric Power Co. 7.90%, 12/15/2038	35,000	56,674
Progress Energy, Inc. 4.40%, 1/15/2021	50,000	55,643
Public Service Electric & Gas Co.:
0.85%, 8/15/2014	20,000	20,016
5.50%, 3/1/2040	15,000	19,312
Scottish Power, Ltd. 5.38%, 3/15/2015	25,000	25,869
Southern California Edison Co. 3.88%, 6/1/2021	20,000	22,031
TECO Finance, Inc. 5.15%, 3/15/2020	50,000	56,569
The Cleveland Electric Illuminating Co. 5.70%, 4/1/2017	50,000	56,571
The Detroit Edison Co. 5.60%, 6/15/2018	50,000	59,656
UIL Holdings Corp. 4.63%, 10/1/2020	34,000	35,330
Wisconsin Electric Power Co. 5.70%, 12/1/2036	25,000	31,540

See accompanying notes to financial statements.

SPDR Barclays Capital Issuer Scored Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Wisconsin Power & Light Co. 5.00%, 7/15/2019	$50,000	$58,510

		1,107,362

ELECTRICAL EQUIPMENT — 0.5%
Emerson Electric Co. 4.25%, 11/15/2020	50,000	57,340
Roper Industries, Inc. 6.25%, 9/1/2019	50,000	60,546

		117,886

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.9%
Agilent Technologies, Inc. 6.50%, 11/1/2017	50,000	60,259
Arrow Electronics, Inc. 3.38%, 11/1/2015	50,000	50,821
Avnet, Inc. 6.63%, 9/15/2016	50,000	56,833
Corning, Inc. 5.75%, 8/15/2040	30,000	34,835

		202,748

ENERGY EQUIPMENT & SERVICES — 0.6%
Cameron International Corp. 5.95%, 6/1/2041	25,000	28,780
Halliburton Co. 6.70%, 9/15/2038	25,000	34,084
Nabors Industries, Inc. 9.25%, 1/15/2019	50,000	64,600

		127,464

FOOD & STAPLES RETAILING — 1.3%
Costco Wholesale Corp. 5.50%, 3/15/2017	25,000	29,739
CVS Caremark Corp. 6.13%, 8/15/2016	20,000	23,352
Safeway, Inc. 6.25%, 3/15/2014	50,000	53,272
Sysco Corp. 6.63%, 3/17/2039	25,000	36,458
Target Corp. 7.00%, 1/15/2038	25,000	35,353
The Kroger Co. 6.15%, 1/15/2020	50,000	60,140
Wal-Mart Stores, Inc. 6.20%, 4/15/2038	20,000	26,999
Walgreen Co. 4.88%, 8/1/2013	25,000	26,151

		291,464

FOOD PRODUCTS — 2.8%
Archer-Daniels-Midland Co. 5.77%, 3/1/2041	25,000	31,437
Bunge Ltd. Finance Corp. 5.35%, 4/15/2014	50,000	52,671
Campbell Soup Co. 4.25%, 4/15/2021	25,000	28,408
ConAgra Foods, Inc. 7.00%, 4/15/2019	50,000	61,129
Corn Products International, Inc. 4.63%, 11/1/2020	50,000	54,179
Delhaize Group SA 5.70%, 10/1/2040	25,000	21,344
General Mills, Inc. 5.70%, 2/15/2017	50,000	59,024
HJ Heinz Finance Co. 6.75%, 3/15/2032	27,000	34,223
Kellogg Co. 4.15%, 11/15/2019	50,000	55,128
Kraft Foods, Inc. 6.13%, 2/1/2018	35,000	42,119
Ralcorp Holdings, Inc. 6.63%, 8/15/2039	25,000	25,850
Sara Lee Corp. 2.75%, 9/15/2015	50,000	51,308
The Hershey Co. 4.13%, 12/1/2020	50,000	56,289
Unilever Capital Corp. 2.75%, 2/10/2016	50,000	52,856

		625,965

GAS UTILITIES — 0.8%
AGL Capital Corp. 5.25%, 8/15/2019	50,000	57,820
Atmos Energy Corp. 6.35%, 6/15/2017	50,000	58,715
National Grid PLC 6.30%, 8/1/2016	25,000	28,876
Southern California Gas Co. 5.45%, 4/15/2018	35,000	41,822

		187,233

HEALTH CARE EQUIPMENT & SUPPLIES — 2.0%
Baxter International, Inc. 6.25%, 12/1/2037	25,000	34,121
Becton Dickinson and Co. 3.25%, 11/12/2020	25,000	26,231
Boston Scientific Corp. 7.38%, 1/15/2040	35,000	47,621
C.R. Bard, Inc. 4.40%, 1/15/2021	25,000	28,609
CareFusion Corp. 6.38%, 8/1/2019	50,000	59,427
Covidien International Finance SA 4.20%, 6/15/2020	50,000	54,732
DENTSPLY International, Inc. 4.13%, 8/15/2021	50,000	52,128
Medtronic, Inc. 3.00%, 3/15/2015	25,000	26,363
St. Jude Medical, Inc. 2.50%, 1/15/2016	35,000	36,104
Stryker Corp. 2.00%, 9/30/2016	50,000	51,588
Zimmer Holdings, Inc. 5.75%, 11/30/2039	25,000	29,850

		446,774

See accompanying notes to financial statements.

SPDR Barclays Capital Issuer Scored Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

HEALTH CARE PROVIDERS & SERVICES — 2.2%
Aetna, Inc. 3.95%, 9/1/2020	$50,000	$54,128
AmerisourceBergen Corp. 4.88%, 11/15/2019	50,000	57,544
Cardinal Health, Inc. 5.80%, 10/15/2016	50,000	57,703
Cigna Corp. 8.50%, 5/1/2019	50,000	65,926
Coventry Health Care, Inc. 6.30%, 8/15/2014	30,000	32,593
Express Scripts, Inc. 3.13%, 5/15/2016	20,000	20,811
Humana, Inc. 8.15%, 6/15/2038	25,000	34,056
Laboratory Corp. of America Holdings 4.63%, 11/15/2020	35,000	38,606
McKesson Corp. 4.75%, 3/1/2021	50,000	57,020
Quest Diagnostics, Inc. 6.40%, 7/1/2017	15,000	17,827
UnitedHealth Group, Inc. 3.88%, 10/15/2020	50,000	54,178

		490,392

HOTELS, RESTAURANTS & LEISURE — 1.2%
Darden Restaurants, Inc. 6.80%, 10/15/2037	25,000	29,757
International Game Technology 5.50%, 6/15/2020	35,000	38,269
Marriott International, Inc. 6.38%, 6/15/2017	50,000	58,646
McDonald’s Corp. 5.35%, 3/1/2018	20,000	23,891
Starbucks Corp. 6.25%, 8/15/2017	35,000	41,217
Wyndham Worldwide Corp. 4.25%, 3/1/2022	50,000	50,343
Yum! Brands, Inc. 3.88%, 11/1/2020	25,000	26,580

		268,703

HOUSEHOLD DURABLES — 0.2%
Newell Rubbermaid, Inc. 4.70%, 8/15/2020	50,000	53,438

HOUSEHOLD PRODUCTS — 0.8%
Church & Dwight Co., Inc. 3.35%, 12/15/2015	25,000	26,203
Colgate-Palmolive Co. 3.15%, 8/5/2015	25,000	26,757
Energizer Holdings, Inc. 4.70%, 5/19/2021	50,000	52,550
Kimberly-Clark Corp. 6.25%, 7/15/2018	25,000	31,128
The Clorox Co. 3.80%, 11/15/2021	50,000	51,995

		188,633

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.3%
TransAlta Corp. 6.65%, 5/15/2018	50,000	55,057

INDUSTRIAL CONGLOMERATES — 1.0%
3M Co. 1.38%, 9/29/2016	50,000	50,924
Cooper US, Inc. 2.38%, 1/15/2016	50,000	51,276
Koninklijke Philips Electronics NV 6.88%, 3/11/2038	25,000	32,881
Tyco Electronics Group SA 4.88%, 1/15/2021	50,000	54,799
Tyco International Finance SA 8.50%, 1/15/2019	25,000	33,976

		223,856

INSURANCE — 9.1%
ACE INA Holdings, Inc. 2.60%, 11/23/2015	50,000	51,890
AEGON Funding Co. LLC 5.75%, 12/15/2020	35,000	38,798
Aflac, Inc. 6.45%, 8/15/2040	50,000	58,112
Alleghany Corp. 5.63%, 9/15/2020	50,000	53,427
Allied World Assurance Co., Ltd. 7.50%, 8/1/2016	25,000	28,691
American Financial Group, Inc. 9.88%, 6/15/2019	30,000	37,975
American International Group, Inc.:
5.05%, 10/1/2015	50,000	52,904
5.45%, 5/18/2017	35,000	37,824
6.40%, 12/15/2020	20,000	22,556
AON Corp. 3.13%, 5/27/2016	35,000	36,298
Assurant, Inc. 6.75%, 2/15/2034	50,000	55,413
Axis Capital Holdings, Ltd. 5.75%, 12/1/2014	50,000	52,926
Cincinnati Financial Corp. 6.13%, 11/1/2034	50,000	54,944
CNA Financial Corp. 5.75%, 8/15/2021	25,000	27,549
Delphi Financial Group, Inc. 7.88%, 1/31/2020	25,000	29,468
Endurance Specialty Holdings, Ltd. 7.00%, 7/15/2034	50,000	53,457
Fidelity National Financial, Inc. 6.60%, 5/15/2017	30,000	32,144
Genworth Financial, Inc. 6.52%, 5/22/2018	25,000	24,125
Hartford Financial Services Group, Inc. 6.30%, 3/15/2018	50,000	54,533
HCC Insurance Holdings, Inc. 6.30%, 11/15/2019	50,000	56,220
Lincoln National Corp. 6.25%, 2/15/2020	25,000	28,171

See accompanying notes to financial statements.

SPDR Barclays Capital Issuer Scored Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Loews Corp. 6.00%, 2/1/2035	$25,000	$28,694
Manulife Financial Corp. 4.90%, 9/17/2020	120,000	125,681
Markel Corp. 7.13%, 9/30/2019	50,000	57,831
Marsh & McLennan Cos., Inc.:
4.80%, 7/15/2021	25,000	27,479
5.75%, 9/15/2015	24,000	26,540
MetLife, Inc. 6.82%, 8/15/2018	25,000	30,409
PartnerRe, Ltd. 5.50%, 6/1/2020	50,000	52,748
Principal Financial Group, Inc. 8.88%, 5/15/2019	50,000	64,477
Protective Life Corp. 7.38%, 10/15/2019	50,000	57,632
Prudential Financial, Inc. 4.50%, 7/15/2013	50,000	51,670
Reinsurance Group of America, Inc. 6.45%, 11/15/2019	50,000	56,019
Swiss Re Solutions Holding Corp. 6.45%, 3/1/2019	50,000	56,911
The Hanover Insurance Group, Inc. 6.38%, 6/15/2021	50,000	54,494
The Progressive Corp. 3.75%, 8/23/2021	50,000	53,970
Transatlantic Holdings, Inc. 8.00%, 11/30/2039	50,000	58,744
Travelers Property Casualty Corp. 6.38%, 3/15/2033	25,000	31,624
Unitrin, Inc. 6.00%, 5/15/2017	50,000	52,954
Unum Group 7.13%, 9/30/2016	50,000	57,561
Validus Holdings, Ltd. 8.88%, 1/26/2040	25,000	28,150
W.R. Berkley Corp. 6.25%, 2/15/2037	50,000	52,860
Willis North America, Inc. 7.00%, 9/29/2019	50,000	57,781
XL Group PLC 6.38%, 11/15/2024	50,000	55,495

		2,027,149

INTERNET & CATALOG RETAIL — 0.2%
Expedia, Inc. 5.95%, 8/15/2020	35,000	36,400

IT SERVICES — 0.5%
Computer Sciences Corp., Series W 5.50%, 3/15/2013	25,000	25,625
Fiserv, Inc. 3.13%, 6/15/2016	35,000	36,247
SAIC, Inc. 4.45%, 12/1/2020	50,000	54,232

		116,104

LEISURE EQUIPMENT & PRODUCTS — 0.1%
Mattel, Inc. 6.20%, 10/1/2040	10,000	11,873

LIFE SCIENCES TOOLS & SERVICES — 0.1%
Bio-Rad Laboratories, Inc. 4.88%, 12/15/2020	25,000	26,720

MACHINERY — 3.5%
Caterpillar, Inc. 3.90%, 5/27/2021	50,000	55,510
Cummins, Inc. 7.13%, 3/1/2028	25,000	33,469
Danaher Corp. 5.40%, 3/1/2019	50,000	60,003
Deere & Co. 5.38%, 10/16/2029	25,000	31,947
Dover Corp. 5.38%, 3/1/2041	35,000	43,751
Eaton Corp. 6.95%, 3/20/2019	50,000	63,288
Harsco Corp. 2.70%, 10/15/2015	50,000	50,464
IDEX Corp. 4.50%, 12/15/2020	50,000	53,025
Illinois Tool Works, Inc. 4.88%, 9/15/2041 (a)	25,000	28,479
Ingersoll-Rand Global Holding Co., Ltd. 6.88%, 8/15/2018	35,000	42,576
Joy Global, Inc. 5.13%, 10/15/2021	20,000	22,287
Kennametal, Inc. 3.88%, 2/15/2022	50,000	51,804
Parker Hannifin Corp. 6.25%, 5/15/2038	25,000	33,474
Pentair, Inc. 5.00%, 5/15/2021	50,000	55,030
Snap-On, Inc. 6.13%, 9/1/2021	25,000	30,301
Stanley Black & Decker, Inc. 5.20%, 9/1/2040	35,000	39,130
Timken Co. 6.00%, 9/15/2014	50,000	53,349
Valmont Industries, Inc. 6.63%, 4/20/2020	25,000	29,615

		777,502

MEDIA — 3.2%
CBS Corp. 7.88%, 7/30/2030	25,000	32,222
Comcast Cable Communications LLC 7.13%, 6/15/2013	25,000	26,526
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
5.20%, 3/15/2020	25,000	27,738
6.38%, 3/1/2041	25,000	28,694
Discovery Communications LLC 5.63%, 8/15/2019	35,000	40,702
Grupo Televisa SAB 8.50%, 3/11/2032	50,000	68,980

See accompanying notes to financial statements.

SPDR Barclays Capital Issuer Scored Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

NBCUniversal Media LLC 5.15%, 4/30/2020	$25,000	$28,893
News America, Inc. 6.20%, 12/15/2034	50,000	56,151
Omnicom Group, Inc. 6.25%, 7/15/2019	50,000	58,815
The Interpublic Group of Cos., Inc. 4.00%, 3/15/2022	50,000	50,353
The Mcgraw-Hill Cos., Inc. 6.55%, 11/15/2037	25,000	29,099
The Walt Disney Co. 2.75%, 8/16/2021	25,000	25,587
Time Warner Cable, Inc. 5.40%, 7/2/2012	50,000	50,000
Time Warner, Inc. 4.70%, 1/15/2021	50,000	56,116
Viacom, Inc. 4.25%, 9/15/2015	25,000	27,304
Virgin Media Secured Finance PLC 5.25%, 1/15/2021	50,000	55,857
WPP Finance UK 8.00%, 9/15/2014	50,000	56,680

		719,717

METALS & MINING — 3.4%
Alcoa, Inc. 5.40%, 4/15/2021	25,000	24,686
Allegheny Technologies, Inc. 9.38%, 6/1/2019	50,000	63,796
AngloGold Ashanti Holdings PLC 5.38%, 4/15/2020	50,000	51,645
ArcelorMittal 5.50%, 3/1/2021	50,000	47,160
Barrick North America Finance LLC 6.80%, 9/15/2018	50,000	61,863
BHP Billiton Finance USA, Ltd. 6.50%, 4/1/2019	35,000	44,413
Cliffs Natural Resources, Inc. 4.80%, 10/1/2020	50,000	49,556
Freeport-McMoRan Copper & Gold, Inc. 3.55%, 3/1/2022	50,000	49,069
Kinross Gold Corp. 5.13%, 9/1/2021	50,000	51,711
Newmont Mining Corp. 5.88%, 4/1/2035	25,000	27,024
Nucor Corp. 6.40%, 12/1/2037	25,000	33,977
Rio Tinto Finance USA, Ltd. 8.95%, 5/1/2014	50,000	57,071
Southern Copper Corp. 7.50%, 7/27/2035	25,000	28,994
Teck Resources, Ltd. 4.75%, 1/15/2022	28,000	29,928
Vale Overseas, Ltd.:
4.38%, 1/11/2022	40,000	40,888
6.88%, 11/10/2039	25,000	29,317
Xstrata Canada Corp.:
5.38%, 6/1/2015	50,000	54,380
6.20%, 6/15/2035	25,000	24,970

		770,448

MULTI-UTILITIES — 2.0%
American Water Capital Corp. 6.09%, 10/15/2017	35,000	40,933
CenterPoint Energy Resources Corp. 7.88%, 4/1/2013	35,000	36,782
Dominion Resources, Inc. 5.60%, 11/15/2016	50,000	58,113
Integrys Energy Group, Inc. 4.17%, 11/1/2020	50,000	52,730
MidAmerican Energy Holdings Co. 6.13%, 4/1/2036	50,000	62,543
NSTAR 4.50%, 11/15/2019	25,000	27,617
Sempra Energy 6.00%, 10/15/2039	25,000	31,272
United Utilities PLC 6.88%, 8/15/2028	50,000	57,402
Veolia Environnement SA 6.75%, 6/1/2038	25,000	28,310
Xcel Energy, Inc. 4.70%, 5/15/2020	50,000	57,772

		453,474

MULTILINE RETAIL — 0.6%
Kohl’s Corp. 6.88%, 12/15/2037	25,000	31,038
Macy’s Retail Holdings, Inc.:
3.88%, 1/15/2022	25,000	26,354
6.70%, 7/15/2034	25,000	29,483
Nordstrom, Inc. 4.00%, 10/15/2021	50,000	55,475

		142,350

OFFICE ELECTRONICS — 0.2%
Xerox Corp. 4.50%, 5/15/2021	45,000	46,627

OIL, GAS & CONSUMABLE FUELS — 9.6%
Alberta Energy Co., Ltd. 7.38%, 11/1/2031	45,000	53,112
Anadarko Petroleum Corp. 5.95%, 9/15/2016	25,000	28,283
Apache Corp. 6.00%, 9/15/2013	25,000	26,571
Baker Hughes, Inc. 3.20%, 8/15/2021	50,000	52,168
Boardwalk Pipelines LP 5.88%, 11/15/2016	25,000	27,675
Canadian Natural Resources, Ltd. 5.15%, 2/1/2013	25,000	25,632
Cenovus Energy, Inc. 6.75%, 11/15/2039	25,000	31,093
Chevron Corp. 4.95%, 3/3/2019	35,000	42,241
ConocoPhillips 4.60%, 1/15/2015	50,000	54,694
DCP Midstream Operating LP 3.25%, 10/1/2015	50,000	50,842

See accompanying notes to financial statements.

SPDR Barclays Capital Issuer Scored Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Devon Financing Corp. ULC 7.88%, 9/30/2031	$25,000	$35,746
Diamond Offshore Drilling, Inc. 5.88%, 5/1/2019	50,000	58,782
Enbridge, Inc. 5.60%, 4/1/2017	50,000	57,237
Energy Transfer Partners LP 9.00%, 4/15/2019	25,000	31,165
Eni USA, Inc. 7.30%, 11/15/2027	35,000	46,438
Ensco PLC 4.70%, 3/15/2021	50,000	54,111
Enterprise Products Operating LLC, Series G 5.60%, 10/15/2014	35,000	38,330
EOG Resources, Inc. 4.40%, 6/1/2020	50,000	56,550
EQT Corp. 6.50%, 4/1/2018	50,000	56,966
Hess Corp. 7.88%, 10/1/2029	25,000	33,380
Husky Energy, Inc. 5.90%, 6/15/2014	25,000	27,090
Kinder Morgan Energy Partners LP 6.50%, 9/1/2039	35,000	39,850
Magellan Midstream Partners LP 6.55%, 7/15/2019	50,000	59,574
Marathon Oil Corp. 6.80%, 3/15/2032	35,000	44,062
Marathon Petroleum Corp. 5.13%, 3/1/2021	50,000	55,784
Nexen, Inc. 6.40%, 5/15/2037	30,000	31,579
Noble Energy, Inc. 8.25%, 3/1/2019	25,000	31,815
Noble Holding International, Ltd. 4.63%, 3/1/2021	50,000	52,977
NuStar Logistics LP 4.80%, 9/1/2020	25,000	25,659
Occidental Petroleum Corp. 4.10%, 2/1/2021	50,000	55,741
ONEOK Partners LP:
3.25%, 2/1/2016	30,000	31,438
6.13%, 2/1/2041	65,000	74,781
ONEOK, Inc. 5.20%, 6/15/2015	50,000	54,188
Panhandle Eastern Pipeline Co. LP 6.20%, 11/1/2017	25,000	28,283
Petro-Canada 6.05%, 5/15/2018	25,000	29,504
Plains All American Pipeline LP/PAA Finance Corp. 5.75%, 1/15/2020	50,000	58,439
Rowan Cos., Inc. 7.88%, 8/1/2019	35,000	42,305
Shell International Finance BV 4.30%, 9/22/2019	25,000	28,866
Southern Natural Gas Co. 8.00%, 3/1/2032	25,000	33,330
Spectra Energy Capital LLC 8.00%, 10/1/2019	50,000	63,883
Sunoco Logistics Partners Operations LP 4.65%, 2/15/2022	15,000	15,456
Talisman Energy, Inc. 5.85%, 2/1/2037	25,000	26,034
The Williams Cos., Inc. 7.50%, 1/15/2031	50,000	60,806
Total Capital SA 4.25%, 12/15/2021	25,000	28,123
TransCanada Pipelines, Ltd. 6.20%, 10/15/2037	25,000	32,790
Transocean, Inc. 6.50%, 11/15/2020	50,000	56,495
Valero Energy Corp.:
6.63%, 6/15/2037	25,000	27,667
9.38%, 3/15/2019	35,000	45,938
Weatherford International, Inc. 6.35%, 6/15/2017	50,000	57,709
XTO Energy, Inc. 6.25%, 8/1/2017	50,000	61,913

		2,143,095

PAPER & FOREST PRODUCTS — 0.3%
International Paper Co. 9.38%, 5/15/2019	50,000	66,856

PERSONAL PRODUCTS — 0.6%
Avon Products, Inc. 4.20%, 7/15/2018	25,000	25,630
The Estee Lauder Cos., Inc. 6.00%, 5/15/2037	50,000	63,716
The Procter & Gamble Co. 1.80%, 11/15/2015	50,000	51,518

		140,864

PHARMACEUTICALS — 2.3%
Abbott Laboratories 5.13%, 4/1/2019	25,000	29,768
Allergan, Inc./United States 3.38%, 9/15/2020	25,000	26,784
AstraZeneca PLC 5.90%, 9/15/2017	25,000	30,057
Bristol-Myers Squibb Co. 6.13%, 5/1/2038	25,000	33,458
Eli Lilly & Co. 5.20%, 3/15/2017	50,000	58,053
GlaxoSmithKline Capital, Inc. 5.38%, 4/15/2034	25,000	30,338
Hospira, Inc. 6.05%, 3/30/2017	50,000	56,509
Johnson & Johnson 5.85%, 7/15/2038	25,000	34,403
Medco Health Solutions, Inc. 6.13%, 3/15/2013	50,000	51,821
Merck & Co, Inc. 3.88%, 1/15/2021	50,000	56,233
Novartis Capital Corp. 2.90%, 4/24/2015	25,000	26,455
Teva Pharmaceutical Finance Co. LLC 6.15%, 2/1/2036	25,000	32,520

See accompanying notes to financial statements.

SPDR Barclays Capital Issuer Scored Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Watson Pharmaceuticals, Inc. 6.13%, 8/15/2019	$25,000	$28,577
Wyeth 5.50%, 2/1/2014	25,000	26,860

		521,836

PIPELINES — 0.4%
Northern Border Pipeline Co. 7.50%, 9/15/2021	25,000	31,328
Spectra Energy Partners LP 4.60%, 6/15/2021	60,000	63,480

		94,808

PROFESSIONAL SERVICES — 0.2%
Dun & Bradstreet Corp. 2.88%, 11/15/2015	50,000	51,660

REAL ESTATE INVESTMENT TRUSTS — 6.5%
AvalonBay Communities, Inc. 5.70%, 3/15/2017	50,000	57,587
BioMed Realty LP 3.85%, 4/15/2016	50,000	51,185
Boston Properties LP 4.13%, 5/15/2021	50,000	52,711
Brandywine Operating Partnership LP 4.95%, 4/15/2018	50,000	51,569
BRE Properties, Inc. 5.50%, 3/15/2017	50,000	55,030
Camden Property Trust 4.63%, 6/15/2021	25,000	26,727
CommonWealth REIT 6.25%, 8/15/2016	50,000	53,356
Duke Realty LP 6.75%, 3/15/2020	25,000	29,317
ERP Operating LP 5.25%, 9/15/2014	50,000	53,417
HCP, Inc. 5.65%, 12/15/2013	50,000	52,603
Healthcare Realty Trust, Inc. 6.50%, 1/17/2017	50,000	55,299
Highwoods Realty LP 5.85%, 3/15/2017	30,000	32,384
Hospitality Properties Trust 6.75%, 2/15/2013	50,000	50,318
Kilroy Realty LP 5.00%, 11/3/2015	50,000	53,310
Kimco Realty Corp. 4.30%, 2/1/2018	50,000	52,582
Liberty Property LP:
4.75%, 10/1/2020	70,000	74,356
6.63%, 10/1/2017	25,000	29,463
Mack-Cali Realty LP 7.75%, 8/15/2019	50,000	61,479
ProLogis LP 4.50%, 8/15/2017	40,000	41,898
Realty Income Corp. 6.75%, 8/15/2019	50,000	58,577
Regency Centers LP 5.25%, 8/1/2015	50,000	53,971
Senior Housing Properties Trust 4.30%, 1/15/2016	50,000	50,195
Simon Property Group LP 6.13%, 5/30/2018	50,000	59,061
Tanger Properties LP 6.15%, 11/15/2015	60,000	65,604
UDR, Inc. 5.25%, 1/15/2015	50,000	52,913
Ventas Realty LP/Ventas Capital Corp.:
3.13%, 11/30/2015	15,000	15,253
4.75%, 6/1/2021	25,000	26,086
Vornado Realty LP 4.25%, 4/1/2015	85,000	88,995
Washington Real Estate Investment Trust 4.95%, 10/1/2020	50,000	53,448

		1,458,694

ROAD & RAIL — 1.6%
Canadian National Railway Co. 6.20%, 6/1/2036	25,000	33,465
Canadian Pacific Railway Co. 4.45%, 3/15/2023	50,000	53,328
Con-way, Inc. 7.25%, 1/15/2018	25,000	28,693
CSX Corp. 3.70%, 10/30/2020	50,000	52,637
JB Hunt Transport Services, Inc. 3.38%, 9/15/2015	50,000	51,177
Norfolk Southern Corp.:
3.25%, 12/1/2021	25,000	25,779
7.25%, 2/15/2031	25,000	34,943
Ryder System, Inc. 3.15%, 3/2/2015	50,000	51,613
Union Pacific Corp. 5.13%, 2/15/2014	25,000	26,683

		358,318

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.0%
Analog Devices, Inc. 3.00%, 4/15/2016	50,000	52,847
Applied Materials, Inc. 5.85%, 6/15/2041	30,000	36,188
Intel Corp. 4.80%, 10/1/2041	35,000	39,736
KLA-Tencor Corp. 6.90%, 5/1/2018	30,000	35,986
Maxim Integrated Products, Inc. 3.45%, 6/14/2013	60,000	61,504

		226,261

SOFTWARE — 1.2%
Adobe Systems, Inc. 3.25%, 2/1/2015	25,000	26,101
CA, Inc. 5.38%, 12/1/2019	50,000	56,385
Intuit, Inc. 5.75%, 3/15/2017	50,000	57,750
Microsoft Corp. 1.63%, 9/25/2015	50,000	51,388
Oracle Corp. 6.13%, 7/8/2039	25,000	33,076

See accompanying notes to financial statements.

SPDR Barclays Capital Issuer Scored Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Symantec Corp. 2.75%, 9/15/2015	$50,000	$50,995

		275,695

SPECIALTY RETAIL — 1.4%
Advance Auto Parts, Inc. 5.75%, 5/1/2020	50,000	56,509
AutoZone, Inc. 5.75%, 1/15/2015	21,000	22,992
Best Buy Co., Inc. 3.75%, 3/15/2016	30,000	29,400
Lowe’s Cos., Inc. 3.75%, 4/15/2021	50,000	53,150
O’Reilly Automotive, Inc. 4.63%, 9/15/2021	25,000	26,367
Staples, Inc. 9.75%, 1/15/2014	35,000	39,111
The Gap, Inc. 5.95%, 4/12/2021	50,000	52,000
The Home Depot, Inc. 5.40%, 9/15/2040	25,000	30,356

		309,885

TEXTILES, APPAREL & LUXURY GOODS — 0.2%
V.F. Corp. 6.45%, 11/1/2037	25,000	32,505

THRIFTS & MORTGAGE FINANCE — 0.3%
First Niagara Financial Group, Inc. 6.75%, 3/19/2020	60,000	67,832

TOBACCO — 0.6%
Altria Group, Inc. 9.25%, 8/6/2019	25,000	34,608
Lorillard Tobacco Co. 3.50%, 8/4/2016	25,000	25,937
Philip Morris International, Inc. 6.38%, 5/16/2038	25,000	33,242
Reynolds American, Inc. 7.75%, 6/1/2018	25,000	31,193

		124,980

WIRELESS TELECOMMUNICATION SERVICES — 2.3%
American Tower Corp. 4.50%, 1/15/2018	50,000	53,066
AT&T, Inc. 2.50%, 8/15/2015	50,000	52,057
Cellco Partnership/Verizon Wireless Capital LLC 8.50%, 11/15/2018	25,000	33,996
Deutsche Telekom International Finance BV 8.75%, 6/15/2030	20,000	27,756
France Telecom SA 4.38%, 7/8/2014	50,000	52,529
Koninklijke KPN NV 8.38%, 10/1/2030	35,000	44,551
Rogers Communications, Inc. 6.38%, 3/1/2014	50,000	54,158
Telecom Italia Capital SA 7.18%, 6/18/2019	50,000	49,937
Telefonica Emisiones SAU 3.99%, 2/16/2016	50,000	44,625
Verizon New York, Inc., Series A 7.38%, 4/1/2032	50,000	61,481
Vodafone Group PLC 6.15%, 2/27/2037	25,000	32,168

		506,324

TOTAL CORPORATE BONDS & NOTES —
(Cost $20,939,079)		21,832,641

	Shares
SHORT TERM INVESTMENT — 1.4%
MONEY MARKET FUND — 1.4%
State Street Institutional Liquid Reserves Fund 0.20% (b)(c)(d) (Cost $323,331)	323,331	323,331

TOTAL INVESTMENTS — 98.8% (e)
(Cost $21,262,410)		22,155,972
OTHER ASSETS & LIABILITIES — 1.2%		261,044

NET ASSETS — 100.0%		$22,417,016

(a)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 0.4% of net assets as of June 30, 2012, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	Value is determined based on Level 1 inputs. (Note 2)
(e)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)
PLC = Public Limited Company
REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

SPDR Barclays Capital Convertible Securities ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount	Value

CONVERTIBLE CORPORATE BONDS & NOTES — 73.2%
AEROSPACE & DEFENSE — 0.7%
L-3 Communications Holdings, Inc. 3.00%, 8/1/2035	$5,476,000	$5,357,116

AUTOMOBILES — 1.7%
Ford Motor Co. 4.25%, 11/15/2016	6,413,000	8,978,200
Navistar International Corp. 3.00%, 10/15/2014 (a)	4,522,000	4,211,917

		13,190,117

BEVERAGES — 0.6%
Molson Coors Brewing Co. 2.50%, 7/30/2013	4,544,000	4,626,928

BIOTECHNOLOGY — 8.0%
Amgen, Inc. 0.38%, 2/1/2013 (a)	18,383,000	19,120,526
Amylin Pharmaceuticals, Inc. 3.00%, 6/15/2014	4,350,000	4,416,816
Dendreon Corp. 2.88%, 1/15/2016	4,870,000	3,394,064
Gilead Sciences, Inc.:
0.63%, 5/1/2013	4,947,000	6,766,012
1.00%, 5/1/2014	8,988,000	11,159,501
1.63%, 5/1/2016	8,932,000	11,589,716
Illumina, Inc. 0.25%, 3/15/2016 (b)	7,000,000	6,212,990

		62,659,625

BUILDING PRODUCTS — 2.0%
Cemex SAB de CV:
3.25%, 3/15/2016	7,587,000	6,432,259
3.75%, 3/15/2018	4,788,000	3,966,379
4.88%, 3/15/2015	5,680,000	5,009,760

		15,408,398

CAPITAL MARKETS — 0.5%
Ares Capital Corp. 5.75%, 2/1/2016 (b)	3,657,000	3,757,202

COMMUNICATIONS EQUIPMENT — 1.2%
Alcatel-Lucent USA, Inc. Series B, 2.88%, 6/15/2025 (a)	6,498,000	6,408,081
Ciena Corp. 0.88%, 6/15/2017	3,800,000	3,277,120

		9,685,201

COMPUTERS & PERIPHERALS — 5.9%
EMC Corp. 1.75%, 12/1/2013	13,000,000	21,161,530
NetApp, Inc. 1.75%, 6/1/2013	9,149,000	10,506,712
SanDisk Corp.:
1.00%, 5/15/2013 (a)	7,358,000	7,265,819
1.50%, 8/15/2017 (a)	6,694,000	6,902,317

		45,836,378

CONTAINERS & PACKAGING — 0.6%
Owens-Brockway Glass Container, Inc. 3.00%, 6/1/2015 (b)	5,153,000	4,918,281

ELECTRICAL EQUIPMENT — 0.4%
Suntech Power Holdings Co., Ltd. 3.00%, 3/15/2013 (a)	4,370,000	2,960,762

FOOD PRODUCTS — 1.1%
Archer-Daniels-Midland Co. 0.88%, 2/15/2014	8,517,000	8,574,064

HEALTH CARE EQUIPMENT & SUPPLIES — 3.4%
Hologic, Inc.:
2.00%, 12/15/2037 (a)(c)	8,631,000	8,481,364
2.00%, 3/1/2042 (c)	1,000,000	926,163
Medtronic, Inc. 1.63%, 4/15/2013	16,837,000	16,962,099

		26,369,626

HEALTH CARE PROVIDERS & SERVICES — 0.6%
LifePoint Hospitals, Inc. 3.50%, 5/15/2014	4,735,000	5,071,611

HOTELS, RESTAURANTS & LEISURE — 2.0%
International Game Technology 3.25%, 5/1/2014	6,524,000	7,191,275
MGM Resorts International 4.25%, 4/15/2015	8,414,000	8,552,831

		15,744,106

HOUSEHOLD DURABLES — 0.7%
D.R. Horton, Inc. 2.00%, 5/15/2014 (a)	3,729,000	5,580,076

INSURANCE — 0.5%
Old Republic International Corp. 3.75%, 3/15/2018 (a)	4,411,000	4,021,782

INTERNET & CATALOG RETAIL — 2.2%
priceline.com, Inc.:
1.00%, 3/15/2018 (b)	7,100,000	7,475,022
1.25%, 3/15/2015 (b)	4,420,000	9,809,925

		17,284,947

INTERNET SOFTWARE & SERVICES — 2.2%
TIBCO Software, Inc. 2.25%, 5/1/2032 (b)	4,500,000	4,382,082
VeriSign, Inc. 3.25%, 8/15/2037	9,448,000	13,191,770

		17,573,852

INVESTMENT COMPANIES — 0.4%
Ares Capital Corp. 5.75%, 2/1/2016	3,000,000	3,082,200

IT SERVICES — 1.4%
Alliance Data Systems Corp. 1.75%, 8/1/2013	6,326,000	10,868,890

MARINE — 0.5%
DryShips, Inc. 5.00%, 12/1/2014	5,376,000	3,920,894

MEDIA — 3.5%
Liberty Media LLC 3.13%, 3/30/2023	8,690,000	10,524,720
Virgin Media, Inc. 6.50%, 11/15/2016	7,236,000	10,926,360

See accompanying notes to financial statements.

SPDR Barclays Capital Convertible Securities ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

XM Satellite Radio, Inc. 7.00%, 12/1/2014 (b)	$4,365,000	$5,636,175

		27,087,255

METALS & MINING — 6.0%
Alcoa, Inc. 5.25%, 3/15/2014	4,128,000	6,177,882
AngloGold Ashanti, Holdings Finance PLC 3.50%, 5/22/2014 (b)	5,124,000	5,382,045
ArcelorMittal 5.00%, 5/15/2014 (a)	6,431,000	6,617,499
Goldcorp, Inc. 2.00%, 8/1/2014 (a)	6,437,000	7,241,303
Newmont Mining Corp.:
1.25%, 7/15/2014 (a)	4,373,000	5,482,736
1.63%, 7/15/2017	4,271,000	5,670,393
Sterlite Industries India, Ltd. 4.00%, 10/30/2014 (a)	4,450,000	3,990,849
United States Steel Corp. 4.00%, 5/15/2014 (a)	6,482,000	6,595,046

		47,157,753

OIL, GAS & CONSUMABLE FUELS — 4.9%
Chesapeake Energy Corp. 2.50%, 5/15/2037 (a)	16,673,000	14,277,090
Massey Energy Co. 3.25%, 8/1/2015 (a)	4,852,000	4,187,921
Peabody Energy Corp. 4.75%, 12/15/2066 (a)	6,173,000	5,043,341
Transocean, Inc. Series C 1.50%, 12/15/2037	12,731,000	12,712,693
USEC, Inc. 3.00%, 10/1/2014 (a)	4,825,000	2,355,797

		38,576,842

PHARMACEUTICALS — 2.1%
Mylan, Inc. 3.75%, 9/15/2015	4,180,000	7,182,870
Salix Pharmaceuticals, Ltd. 1.50%, 3/15/2019 (a)(b)	5,000,000	5,369,650
Teva Pharmaceutical Finance Co. LLC Series C 0.25%, 2/1/2026 (a)	4,000,000	4,200,000

		16,752,520

REAL ESTATE INVESTMENT TRUSTS — 2.8%
Annaly Capital Management, Inc.:
4.00%, 2/15/2015	4,251,000	5,208,198
5.00%, 5/15/2015 (a)	5,500,000	5,445,946
Boston Properties LP 3.63%, 2/15/2014 (b)	6,077,000	6,592,998
iStar Financial, Inc. 0.97%, 10/1/2012 (d)	5,000,000	4,987,000

		22,234,142

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 10.7%
Advanced Micro Devices, Inc. 6.00%, 5/1/2015	4,874,000	5,060,577
Intel Corp.:
2.95%, 12/15/2035	11,844,000	13,386,681
3.25%, 8/1/2039	14,270,000	19,154,335
Linear Technology Corp. Series A 3.00%, 5/1/2027 (a)	5,930,000	6,159,787
Microchip Technology, Inc. 2.13%, 12/15/2037	8,810,000	10,939,025
Micron Technology, Inc.:
1.88%, 6/1/2014	7,073,000	6,938,613
2.38%, 5/1/2032 (b)	4,000,000	3,705,712
Novellus Systems, Inc. 2.63%, 5/15/2041	5,450,000	6,689,330
Xilinx, Inc.:
2.63%, 6/15/2017 (a)	4,840,000	6,198,104
3.13%, 3/15/2037	4,773,000	5,688,700

		83,920,864

SOFTWARE — 4.6%
Electronic Arts, Inc. 0.75%, 7/15/2016 (b)	4,750,000	4,167,840
Microsoft Corp. Zero Coupon, 6/15/2013 (a)(b)(e)	9,543,000	10,110,904
Nuance Communications, Inc. 2.75%, 11/1/2031 (a)(b)	5,700,000	6,295,707
Salesforce.com, Inc. 0.75%, 1/15/2015	4,329,000	7,396,097
Symantec Corp. 1.00%, 6/15/2013	7,752,000	7,913,319

		35,883,867

WIRELESS TELECOMMUNICATION SERVICES — 2.0%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25%, 12/1/2040 (a)(b)	5,273,000	3,250,277
SBA Communications Corp.:
1.88%, 5/1/2013	4,139,000	5,728,376
4.00%, 10/1/2014	3,585,000	6,899,691

		15,878,344

TOTAL CONVERTIBLE CORPORATE BONDS & NOTES —
(Cost $566,753,150)		573,983,643

	Shares
CONVERTIBLE PREFERRED STOCKS — 25.7%
AEROSPACE & DEFENSE — 0.8%
United Technologies Corp. 7.50%, 8/1/2015	120,000	6,322,800

AUTO COMPONENTS — 0.4%
The Goodyear Tire & Rubber Co. 5.88%, 4/1/2014	74,500	3,218,400

AUTOMOBILES — 3.1%
General Motors Co. 4.75%, 12/1/2013 (a)	724,727	24,060,937

COMMERCIAL BANKS — 4.2%
Wells Fargo & Co. Series L 7.50%, 12/31/2049	29,193	32,842,125

DIVERSIFIED FINANCIAL SERVICES — 5.7%
Bank of America Corp. Series L 7.25%, 12/31/2049	24,258	23,651,550

See accompanying notes to financial statements.

SPDR Barclays Capital Convertible Securities ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value
Citigroup, Inc. 7.50%, 12/15/2012 (a)	248,471	$21,259,179

		44,910,729

ELECTRIC UTILITIES — 2.7%
AES Trust III 6.75%, 10/15/2029 (a)	63,478	3,130,100
NextEra Energy, Inc. 5.60%, 6/1/2015	30,000	1,537,500
PPL Corp.:
9.50%, 7/1/2013 (a)	167,474	8,859,375
8.75%, 5/1/2014	144,500	7,726,415

		21,253,390

FOOD PRODUCTS — 0.7%
Bunge, Ltd. 4.88%, 12/31/2049	57,000	5,450,625

HEALTH CARE EQUIPMENT & SUPPLIES — 0.3%
Alere, Inc. Series B 3.00%, 12/31/2049 (a)	12,461	2,579,427

INSURANCE — 2.7%
Hartford Financial Services Group, Inc. 7.25%, 4/1/2013 (a)	182,200	3,407,140
MetLife, Inc. 5.00%, 9/11/2013	289,800	17,929,926

		21,337,066

MACHINERY — 0.7%
Stanley Black & Decker, Inc. 4.75%, 11/17/2015 (a)	47,632	5,573,420

METALS & MINING — 0.6%
AngloGold Ashanti, Holdings Finance PLC 6.00%, 9/15/2013 (a)	118,112	4,866,214

OIL, GAS & CONSUMABLE FUELS — 1.7%
Apache Corp. 6.00%, 8/1/2013 (a)	190,000	9,545,600
CenterPoint Energy, Inc. 0.47%, 9/15/2029 (d)	105,921	3,868,182

		13,413,782

REAL ESTATE INVESTMENT TRUST — 0.8%
Health Care REIT, Inc. Series I 3.00%, 12/31/2049	108,145	5,839,830

THRIFTS & MORTGAGE FINANCE — 0.6%
Sovereign Capital Trust IV 4.38%, 3/1/2034 (a)	87,300	4,431,566

WIRELESS TELECOMMUNICATION SERVICES — 0.7%
Lucent Technologies Capital Trust I 7.75%, 3/15/2017	7,605	5,133,375

TOTAL CONVERTIBLE PREFERRED STOCKS —
(Cost $232,699,175) (f)		201,233,686

COMMON STOCKS — 0.5%
AUTO COMPONENTS — 0.5%
Dana Holding Corp. (a)	296,500	3,798,165

THRIFTS & MORTGAGE FINANCE — 0.0% (g)
Federal National Mortgage Association (a)(e)	100,000	25,500

TOTAL COMMON STOCKS —
(Cost $5,394,421) (f)		3,823,665

SHORT TERM INVESTMENTS — 10.3%
MONEY MARKET FUNDS — 10.3%
State Street Navigator Securities Lending Prime Portfolio (h)(i)	78,566,992	78,566,992
State Street Institutional Liquid Reserves Fund 0.20% (i)(j)	1,950,503	1,950,503

TOTAL SHORT TERM INVESTMENTS — (f)
(Cost $80,517,495)		80,517,495

TOTAL INVESTMENTS — 109.7% (k)
(Cost $885,364,241)		859,558,489
OTHER ASSETS & LIABILITIES — (9.7)%		(75,978,152)

NET ASSETS — 100.0%		$783,580,337

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 11.1% of net assets as of June 30, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Step-up Bond. Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2012. Maturity date disclosed is the ultimate maturity.
(d)	Variable rate security. Rate shown is rate in effect at June 30, 2012. Maturity date disclosed is the ultimate maturity.
(e)	Non-income producing security.
(f)	Value is determined based on Level 1 inputs. (Note 2)
(g)	Amount shown represents less than 0.05% of net assets.
(h)	Investments of cash collateral for securities loaned.
(i)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(j)	The rate shown is the annualized seven-day yield at period end.
(k)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)
PLC = Public Limited Company
REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

SPDR Barclays Capital Mortgage Backed Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount	Value

U.S. GOVERNMENT AGENCY MBS TBA — 99.8%
Fannie Mae
3.50%, 15yr TBA	$1,500,000	$1,584,844
3.50%, 30yr TBA	1,400,000	1,471,531
4.00%, 15yr TBA	500,000	531,719
4.00%, 30yr TBA	4,000,000	4,257,500
4.50%, 15yr TBA	500,000	535,859
4.50%, 30yr TBA	2,850,000	3,057,516
5.00%, 15yr TBA	850,000	916,539
5.00%, 30yr TBA	1,850,000	2,002,336
5.50%, 15yr TBA	500,000	542,812
5.50%, 30yr TBA	2,500,000	2,726,953
6.00%, 30yr TBA	1,000,000	1,099,062
6.50%, 30yr TBA	500,000	562,734
Freddie Mac
3.00%, 15yr TBA	350,000	365,887
3.50%, 15yr TBA	500,000	525,937
4.00%, 15yr TBA	750,000	792,422
4.50%, 15yr TBA	400,000	424,813
4.50%, 30yr TBA	3,000,000	3,204,375
5.00%, 30yr TBA	2,250,000	2,418,574
5.50%, 30yr TBA	1,000,000	1,086,719
6.00%, 30yr TBA	1,000,000	1,095,937
6.50%, 30yr TBA	400,000	449,813
Ginnie Mae
3.50%, 30yr TBA	500,000	534,961
4.00%, 30yr TBA	94,002	102,935
4.00%, 30yr TBA	1,750,000	1,911,465
4.50%, 30yr TBA	2,750,000	3,006,953
5.00%, 30yr TBA	1,550,000	1,705,727
5.50%, 30yr TBA	750,000	832,031
6.00%, 30yr TBA	550,000	617,375
6.50%, 30yr TBA	250,000	289,102

TOTAL U.S. GOVERNMENT AGENCY MBS TBA —
(Cost $38,600,368)		38,654,431

	Shares
SHORT TERM INVESTMENT — 99.6%
MONEY MARKET FUND — 99.6%
State Street Institutional Liquid Reserves Fund 0.20% (a)(b)(c)(d) (Cost $38,609,848)	38,609,848	38,609,848

TOTAL INVESTMENTS — 199.4% (e)
(Cost $77,210,216)		77,264,279
OTHER ASSETS & LIABILITIES — (99.4)%		(38,518,670)

NET ASSETS — 100.0%		$38,745,609

(a)	Security, or a portion of the security has been designated as collateral for TBA securities.
(b)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	Value is determined based on Level 1 inputs. (Note 2)
(e)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)
TBA = To Be Announced

See accompanying notes to financial statements.

SPDR Barclays Capital Aggregate Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount	Value

CORPORATE BONDS & NOTES — 23.6%
AEROSPACE & DEFENSE — 0.3%
General Dynamics Corp. 5.25%, 2/1/2014	$220,000	$235,505
Honeywell International, Inc.:
4.25%, 3/1/2021 (a)	50,000	57,785
5.38%, 3/1/2041	100,000	126,132
L-3 Communications Corp. 3.95%, 11/15/2016	100,000	106,053
Lockheed Martin Corp. 3.35%, 9/15/2021 (a)	100,000	103,110
Raytheon Co. 1.40%, 12/15/2014	100,000	101,425
The Boeing Co.:
3.50%, 2/15/2015	250,000	267,451
6.13%, 2/15/2033	165,000	213,649
United Technologies Corp.:
4.50%, 4/15/2020 (a)	60,000	69,775
5.38%, 12/15/2017	250,000	300,853
5.70%, 4/15/2040	60,000	75,717
6.05%, 6/1/2036	100,000	128,463

		1,785,918

AIR FREIGHT & LOGISTICS — 0.1%
United Parcel Service, Inc.:
3.88%, 4/1/2014	250,000	263,722
6.20%, 1/15/2038	100,000	134,805

		398,527

AIRLINES — 0.0% (b)
Continental Airlines 2012-1 Pass Through Trust, Class A 4.15%, 4/11/2024 (c)	100,000	98,250
Delta Air Lines 2010-2 Pass Through Trust, Class A 4.95%, 5/25/2019	91,622	97,119

		195,369

AUTO COMPONENTS — 0.1%
Johnson Controls, Inc.:
4.25%, 3/1/2021 (a)	60,000	65,154
5.50%, 1/15/2016	250,000	279,476

		344,630

AUTOMOBILES — 0.0% (b)
Daimler Finance North America LLC 6.50%, 11/15/2013	100,000	107,366

BEVERAGES — 0.6%
Anheuser-Busch InBev Worldwide, Inc.:
1.50%, 7/14/2014	500,000	506,416
5.38%, 1/15/2020	335,000	398,742
6.38%, 1/15/2040	250,000	337,757
Bottling Group LLC 6.95%, 3/15/2014 (a)	200,000	220,926
Diageo Capital PLC 5.75%, 10/23/2017	250,000	300,500
Dr. Pepper Snapple Group, Inc. 3.20%, 11/15/2021	150,000	153,528
PepsiCo, Inc.:
0.75%, 3/5/2015	500,000	497,963
2.75%, 3/5/2022	350,000	351,736
4.50%, 1/15/2020 (a)	100,000	113,581
The Coca-Cola Co.:
0.75%, 11/15/2013	100,000	100,475
1.50%, 11/15/2015	600,000	611,843
3.15%, 11/15/2020	70,000	74,610

		3,668,077

BIOTECHNOLOGY — 0.2%
Amgen, Inc.:
1.88%, 11/15/2014 (a)	350,000	352,941
4.10%, 6/15/2021	100,000	106,706
4.50%, 3/15/2020	50,000	54,903
5.15%, 11/15/2041	324,000	336,024
5.75%, 3/15/2040	55,000	61,059
Gilead Sciences, Inc. 4.50%, 4/1/2021 (a)	200,000	219,820
Life Technologies Corp. 6.00%, 3/1/2020	100,000	117,330

		1,248,783

BUILDING MATERIALS — 0.0% (b)
CRH America, Inc. 6.00%, 9/30/2016	100,000	109,450

CAPITAL MARKETS — 0.8%
BlackRock, Inc. 3.50%, 12/10/2014	300,000	318,323
Jefferies Group, Inc. 5.13%, 4/13/2018	100,000	97,000
Morgan Stanley:
3.80%, 4/29/2016	500,000	483,019
5.75%, 1/25/2021	500,000	489,696
6.00%, 5/13/2014	560,000	579,790
Svensk Exportkredit AB 5.13%, 3/1/2017	205,000	236,745
The Bank of New York Mellon Corp.:
3.55%, 9/23/2021	100,000	105,966
4.30%, 5/15/2014 (a)	300,000	320,267
The Goldman Sachs Group, Inc.:
3.70%, 8/1/2015	500,000	503,553
4.75%, 7/15/2013	200,000	204,973
5.35%, 1/15/2016	555,000	581,726
5.95%, 1/15/2027	595,000	588,648
6.13%, 2/15/2033 (a)	400,000	405,378

		4,915,084

CHEMICALS — 0.3%
E.I. du Pont de Nemours & Co.:
5.25%, 12/15/2016	255,000	298,706
5.75%, 3/15/2019	250,000	303,110
Ecolab, Inc. 4.35%, 12/8/2021	100,000	110,492
Potash Corp. of Saskatchewan, Inc. 5.88%, 12/1/2036	100,000	123,146
PPG Industries, Inc. 6.65%, 3/15/2018	100,000	121,164
Praxair, Inc. 3.00%, 9/1/2021 (a)	250,000	257,873
The Dow Chemical Co.:
5.25%, 11/15/2041	250,000	275,397

See accompanying notes to financial statements.

SPDR Barclays Capital Aggregate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

8.55%, 5/15/2019	$330,000	$436,656

		1,926,544

COMMERCIAL BANKS — 4.1%
African Development Bank 1.25%, 9/2/2016 (a)	100,000	102,113
Asian Development Bank:
2.50%, 3/15/2016	200,000	213,486
2.75%, 5/21/2014	205,000	214,224
Bank of Nova Scotia:
2.38%, 12/17/2013 (a)	350,000	357,360
2.90%, 3/29/2016 (a)	100,000	105,153
Barclays Bank PLC:
3.90%, 4/7/2015 (a)	650,000	673,202
5.13%, 1/8/2020 (a)	100,000	108,519
BB&T Corp.:
2.05%, 4/28/2014 (a)	100,000	102,053
3.95%, 4/29/2016	100,000	108,768
BNP Paribas 5.00%, 1/15/2021 (a)	350,000	355,802
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands:
4.50%, 1/11/2021	100,000	106,096
5.25%, 5/24/2041	250,000	271,197
Corp. Andina de Fomento 3.75%, 1/15/2016	100,000	104,104
Council Of Europe Development Bank 1.25%, 9/22/2016	350,000	349,758
Credit Suisse of New York, NY:
4.38%, 8/5/2020 (a)	600,000	638,402
5.40%, 1/14/2020	100,000	102,729
5.50%, 5/1/2014	300,000	318,449
Deutsche Bank AG London 6.00%, 9/1/2017 (a)	250,000	284,611
European Bank for Reconstruction & Development 2.50%, 3/15/2016 (a)	450,000	478,301
European Investment Bank:
2.38%, 3/14/2014 (a)	545,000	560,618
2.50%, 5/16/2016 (a)	950,000	995,852
2.75%, 3/23/2015 (a)	300,000	315,671
4.00%, 2/16/2021	650,000	729,611
Export-Import Bank of Korea:
4.13%, 9/9/2015 (a)	200,000	211,391
5.88%, 1/14/2015	205,000	223,414
Fifth Third Bancorp 3.63%, 1/25/2016	100,000	105,637
HSBC Bank USA NA 4.63%, 4/1/2014	220,000	229,633
HSBC Finance Corp. 5.25%, 1/15/2014	200,000	208,829
HSBC Holdings PLC:
4.00%, 3/30/2022	500,000	515,832
6.50%, 9/15/2037	100,000	109,770
6.80%, 6/1/2038	100,000	112,448
Inter-American Development Bank 5.13%, 9/13/2016	405,000	478,754
International Bank for Reconstruction & Development:
1.00%, 9/15/2016	600,000	608,637
1.75%, 7/15/2013	100,000	101,532
2.38%, 5/26/2015	300,000	316,614
4.75%, 2/15/2035	80,000	102,801
International Finance Corp. 2.25%, 4/11/2016	650,000	689,013
JPMorgan Chase & Co.:
3.70%, 1/20/2015 (a)	600,000	623,670
6.00%, 1/15/2018	150,000	172,145
6.40%, 5/15/2038	355,000	423,198
JPMorgan Chase Bank NA 6.00%, 10/1/2017	405,000	453,562
Key Bank NA 5.80%, 7/1/2014	205,000	219,726
Korea Development Bank 4.00%, 9/9/2016	100,000	106,009
Kreditanstalt fuer Wiederaufbau:
2.38%, 8/25/2021	700,000	710,865
2.63%, 2/16/2016 (a)	1,950,000	2,071,759
2.75%, 9/8/2020	100,000	105,757
4.00%, 10/15/2013 (a)	720,000	752,311
4.50%, 7/16/2018 (a)	215,000	252,959
Landwirtschaftliche Rentenbank:
1.88%, 9/17/2018	400,000	408,637
3.13%, 7/15/2015	200,000	213,605
Lloyds TSB Bank PLC 6.38%, 1/21/2021 (a)	250,000	282,763
Nordic Investment Bank 2.50%, 7/15/2015 (a)	350,000	369,865
Oesterreichische Kontrollbank AG 2.00%, 6/3/2016 (a)	200,000	204,725
PNC Funding Corp.:
5.13%, 2/8/2020	150,000	173,050
5.25%, 11/15/2015	350,000	385,652
Royal Bank of Canada:
1.13%, 1/15/2014 (a)	100,000	100,630
2.30%, 7/20/2016 (a)	305,000	314,194
SunTrust Bank/Atlanta GA 5.00%, 9/1/2015	16,000	16,907
SunTrust Banks, Inc. 7.25%, 3/15/2018	60,000	70,591
The Bank Of New York Mellon Corp. 1.20%, 2/20/2015 (a)	200,000	201,015
The Korea Development Bank 3.50%, 8/22/2017	250,000	261,126
The Royal Bank of Scotland PLC:
3.40%, 8/23/2013	100,000	101,004
4.38%, 3/16/2016	500,000	509,312
6.13%, 1/11/2021 (a)	100,000	109,466
The Toronto-Dominion Bank 2.38%, 10/19/2016 (a)	100,000	103,081
Union Bank NA 5.95%, 5/11/2016	100,000	111,915
US Bancorp:
1.38%, 9/13/2013	100,000	100,801
2.45%, 7/27/2015	100,000	104,208

See accompanying notes to financial statements.

SPDR Barclays Capital Aggregate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

USB Capital XIII Trust 6.63%, 12/15/2039	$250,000	$252,500
Wachovia Bank NA 5.85%, 2/1/2037	200,000	231,391
Wachovia Corp. 5.63%, 10/15/2016	200,000	223,275
Wells Fargo & Co.:
1.25%, 2/13/2015	500,000	496,748
3.50%, 3/8/2022	500,000	514,024
5.63%, 12/11/2017	150,000	173,059
Wells Fargo Bank NA 4.75%, 2/9/2015	245,000	261,346
Westpac Banking Corp.:
3.00%, 12/9/2015 (a)	350,000	364,486
4.88%, 11/19/2019 (a)	100,000	108,799

		24,270,520

COMMERCIAL SERVICES & SUPPLIES — 0.1%
Cornell University 5.45%, 2/1/2019	150,000	181,577
Pitney Bowes, Inc. 5.25%, 1/15/2037 (a)	100,000	99,000
Republic Services, Inc.:
4.75%, 5/15/2023 (a)	250,000	275,403
5.00%, 3/1/2020 (a)	100,000	112,791
The Western Union Co. 5.93%, 10/1/2016	100,000	114,483
Waste Management, Inc. 7.38%, 3/11/2019	100,000	126,620

		909,874

COMMUNICATIONS EQUIPMENT — 0.1%
Cisco Systems, Inc.:
4.45%, 1/15/2020	500,000	577,336
5.50%, 2/22/2016	240,000	278,057

		855,393

COMPUTERS & PERIPHERALS — 0.4%
Dell, Inc.:
2.30%, 9/10/2015 (a)	100,000	102,627
6.50%, 4/15/2038	250,000	291,511
Hewlett-Packard Co.:
3.00%, 9/15/2016	350,000	360,044
4.05%, 9/15/2022 (a)	250,000	250,170
4.30%, 6/1/2021 (a)	100,000	102,522
6.13%, 3/1/2014	200,000	214,776
International Business Machines Corp.:
0.55%, 2/6/2015	500,000	496,227
5.70%, 9/14/2017	210,000	251,883
5.88%, 11/29/2032	165,000	217,230

		2,286,990

CONSUMER FINANCE — 0.2%
Caterpillar Financial Services Corp.:
1.65%, 4/1/2014	100,000	101,189
2.05%, 8/1/2016 (a)	300,000	308,556
7.15%, 2/15/2019	70,000	91,186
SLM Corp. 6.25%, 1/25/2016	700,000	728,000

		1,228,931

DIVERSIFIED CONSUMER SERVICES — 0.0% (b)
Stanford University 4.75%, 5/1/2019	110,000	130,241

DIVERSIFIED FINANCIAL SERVICES — 2.7%
American Express Co.:
7.25%, 5/20/2014	250,000	277,309
8.13%, 5/20/2019	150,000	199,026
American Express Credit Corp. 2.38%, 3/24/2017	500,000	510,690
Ameriprise Financial, Inc. 5.65%, 11/15/2015 (a)	100,000	113,227
Bank of America Corp.:
4.50%, 4/1/2015	1,000,000	1,029,813
5.00%, 5/13/2021	500,000	512,162
Bank of America NA 5.30%, 3/15/2017	385,000	400,719
Capital One Bank USA NA 8.80%, 7/15/2019	100,000	125,617
Capital One Financial Corp. 2.15%, 3/23/2015	500,000	501,256
Citigroup, Inc.:
4.45%, 1/10/2017	750,000	785,009
4.59%, 12/15/2015	200,000	208,975
5.50%, 2/15/2017	150,000	156,316
6.00%, 12/13/2013	879,000	921,227
6.00%, 10/31/2033	100,000	98,108
6.13%, 11/21/2017	250,000	276,405
6.63%, 6/15/2032	100,000	105,299
8.13%, 7/15/2039	150,000	200,885
Ford Motor Credit Co. LLC:
5.88%, 8/2/2021	500,000	556,250
7.00%, 4/15/2015	500,000	557,500
General Electric Capital Corp.:
1.88%, 9/16/2013	250,000	252,309
2.25%, 11/9/2015	200,000	203,872
2.90%, 1/9/2017 (a)	500,000	516,513
4.75%, 9/15/2014	200,000	214,213
5.63%, 5/1/2018	835,000	957,233
6.75%, 3/15/2032	340,000	418,407
6.88%, 1/10/2039	500,000	644,852
JPMorgan Chase & Co.:
3.45%, 3/1/2016	700,000	724,887
4.25%, 10/15/2020	750,000	778,573
JPMorgan Chase Capital XXVII 7.00%, 11/1/2039	100,000	100,200
Merrill Lynch & Co., Inc.:
6.05%, 5/16/2016	200,000	207,801
6.11%, 1/29/2037	350,000	330,894
6.88%, 4/25/2018	580,000	641,018
Morgan Stanley 6.63%, 4/1/2018	390,000	408,793
National Rural Utilities Cooperative Finance Corp. 8.00%, 3/1/2032	210,000	306,666

See accompanying notes to financial statements.

SPDR Barclays Capital Aggregate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Nomura Holdings, Inc.:
5.00%, 3/4/2015	$70,000	$72,739
6.70%, 3/4/2020	21,000	23,305
ORIX Corp. 5.00%, 1/12/2016	100,000	104,635
Private Export Funding Corp.:
1.38%, 2/15/2017	25,000	25,410
2.45%, 7/15/2024	200,000	197,998
Raymond James Financial, Inc. 5.63%, 4/1/2024	100,000	105,392
The Nasdaq OMX Group, Inc. 5.55%, 1/15/2020	200,000	207,327
Toyota Motor Credit Corp.:
1.38%, 8/12/2013 (a)	350,000	353,386
3.30%, 1/12/2022 (a)	150,000	156,988
UBS AG of Stamford, CT:
2.25%, 8/12/2013 (a)	250,000	251,087
5.75%, 4/25/2018	250,000	276,173

		16,016,464

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.4%
British Telecommunications PLC 9.63%, 12/15/2030	100,000	151,943
CenturyLink, Inc.:
6.45%, 6/15/2021 (a)	350,000	365,427
7.65%, 3/15/2042	250,000	242,564
Telefonica Emisiones SAU 5.46%, 2/16/2021 (a)	350,000	306,250
Verizon Communications, Inc.:
1.95%, 3/28/2014 (a)	150,000	153,206
2.00%, 11/1/2016 (a)	500,000	511,294
6.40%, 2/15/2038	300,000	388,345
8.75%, 11/1/2018	200,000	271,665
8.95%, 3/1/2039	100,000	165,104

		2,555,798

ELECTRIC UTILITIES — 1.6%
Ameren Illinois Co. 6.25%, 4/1/2018	100,000	116,869
Commonwealth Edison Co.:
1.63%, 1/15/2014	100,000	101,163
Series 1 5.90%, 3/15/2036	100,000	128,741
Consolidated Edison Co. of New York, Inc.:
4.20%, 3/15/2042	100,000	105,070
4.45%, 6/15/2020 (a)	100,000	114,289
Dominion Resources Inc/VA:
4.90%, 8/1/2041 (a)	250,000	283,341
6.40%, 6/15/2018	250,000	307,053
Duke Energy Carolinas LLC:
4.25%, 12/15/2041	250,000	264,801
7.00%, 11/15/2018	220,000	281,255
Duke Energy Corp. 2.15%, 11/15/2016	250,000	254,401
Edison International 3.75%, 9/15/2017	50,000	53,460
Entergy Corp. 4.70%, 1/15/2017	500,000	525,400
Entergy Texas, Inc. 7.13%, 2/1/2019	25,000	30,515
Exelon Generation Co. LLC 4.00%, 10/1/2020	500,000	501,313
FirstEnergy Corp. 7.38%, 11/15/2031	200,000	252,415
Florida Power & Light Co. 5.69%, 3/1/2040 (a)	65,000	85,116
Georgia Power Co. 4.75%, 9/1/2040	100,000	111,517
Great Plains Energy, Inc. 4.85%, 6/1/2021	50,000	53,503
Hydro Quebec 2.00%, 6/30/2016	250,000	259,216
Kentucky Utilities Co. 1.63%, 11/1/2015	100,000	101,699
LG&E and KU Energy LLC 3.75%, 11/15/2020	100,000	102,447
Nevada Power Co. 5.45%, 5/15/2041 (a)	60,000	72,253
NextEra Energy Capital Holdings, Inc. 4.50%, 6/1/2021	200,000	218,576
Nisource Finance Corp. 6.40%, 3/15/2018	100,000	116,959
Northern States Power Co.:
1.95%, 8/15/2015	100,000	103,212
4.85%, 8/15/2040	100,000	117,854
Oncor Electric Delivery Co. LLC 6.80%, 9/1/2018	100,000	119,811
Pacific Gas & Electric Co.:
4.80%, 3/1/2014	430,000	457,580
6.25%, 12/1/2013	250,000	269,608
PacifiCorp:
3.85%, 6/15/2021 (a)	250,000	275,637
4.10%, 2/1/2042	50,000	51,214
PPL Electric Utilities Corp. 5.20%, 7/15/2041 (a)	50,000	60,156
Progress Energy, Inc. 7.75%, 3/1/2031	505,000	718,026
PSEG Power LLC 5.13%, 4/15/2020 (a)	80,000	88,154
Public Service Co. of Oklahoma 4.40%, 2/1/2021 (a)	100,000	110,434
Public Service Electric & Gas Co. 6.33%, 11/1/2013	250,000	267,335
Puget Sound Energy, Inc. 5.64%, 4/15/2041	80,000	101,915
San Diego Gas & Electric Co.:
4.30%, 4/1/2042	250,000	274,050
6.13%, 9/15/2037	115,000	159,047
Scottish Power, Ltd. 5.38%, 3/15/2015	100,000	103,475
South Carolina Electric & Gas Co. 5.45%, 2/1/2041	100,000	122,205
Southern California Edison Co.:
3.88%, 6/1/2021	70,000	77,108
5.50%, 3/15/2040 (a)	500,000	638,780
Southwestern Electric Power Co., Series G 6.45%, 1/15/2019	100,000	117,995

See accompanying notes to financial statements.

SPDR Barclays Capital Aggregate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

The Southern Co. 1.95%, 9/1/2016 (a)	$350,000	$356,621
Wisconsin Electric Power Co. 2.95%, 9/15/2021 (a)	250,000	257,921

		9,289,510

ELECTRICAL EQUIPMENT — 0.1%
Agilent Technologies, Inc. 5.50%, 9/14/2015	250,000	280,697
Emerson Electric Co. 4.88%, 10/15/2019	100,000	117,470
Honeywell International, Inc. 5.30%, 3/1/2018	250,000	294,277

		692,444

ENERGY EQUIPMENT & SERVICES — 0.0% (b)
Nabors Industries, Inc. 4.63%, 9/15/2021	150,000	155,849

FOOD & STAPLES RETAILING — 0.6%
CVS Caremark Corp.:
5.75%, 6/1/2017	350,000	410,625
6.25%, 6/1/2027	150,000	187,418
Safeway, Inc. 5.63%, 8/15/2014 (a)	215,000	228,737
Target Corp.:
2.90%, 1/15/2022 (a)	250,000	255,423
7.00%, 1/15/2038	220,000	311,106
The Kroger Co.:
5.40%, 7/15/2040	250,000	256,967
6.15%, 1/15/2020	100,000	120,280
Wal-Mart Stores, Inc.:
0.75%, 10/25/2013	150,000	150,683
2.80%, 4/15/2016 (a)	650,000	691,389
5.00%, 10/25/2040	100,000	117,611
5.88%, 4/5/2027	200,000	254,085
6.50%, 8/15/2037	250,000	347,982
Walgreen Co. 4.88%, 8/1/2013	100,000	104,606

		3,436,912

FOOD PRODUCTS — 0.4%
Archer-Daniels-Midland Co. 5.38%, 9/15/2035	240,000	277,253
ConAgra Foods, Inc. 5.88%, 4/15/2014	250,000	270,094
General Mills, Inc. 5.70%, 2/15/2017 (a)	305,000	360,048
Kellogg Co. 3.25%, 5/21/2018 (a)	65,000	69,194
Kraft Foods, Inc.:
4.13%, 2/9/2016	500,000	544,421
5.38%, 2/10/2020	150,000	177,413
6.50%, 2/9/2040	100,000	128,414
Unilever Capital Corp. 4.25%, 2/10/2021	250,000	290,814

		2,117,651

GAS UTILITIES — 0.0% (b)
Atmos Energy Corp. 5.50%, 6/15/2041	100,000	119,582
National Grid PLC 6.30%, 8/1/2016	100,000	115,502

		235,084

HEALTH CARE EQUIPMENT & SUPPLIES — 0.2%
Baxter International, Inc. 6.25%, 12/1/2037	155,000	211,552
Boston Scientific Corp. 6.40%, 6/15/2016	100,000	115,089
Covidien International Finance SA 2.80%, 6/15/2015 (a)	100,000	104,026
Medtronic, Inc. 3.13%, 3/15/2022	500,000	512,948

		943,615

HEALTH CARE PRODUCTS — 0.0% (b)
Medtronic, Inc. 2.63%, 3/15/2016 (a)	100,000	104,852

HEALTH CARE PROVIDERS & SERVICES — 0.3%
Aetna, Inc. 3.95%, 9/1/2020	150,000	162,383
Cigna Corp.:
2.75%, 11/15/2016	50,000	51,077
4.00%, 2/15/2022	50,000	51,938
5.38%, 2/15/2042	50,000	53,179
Express Scripts, Inc. 6.25%, 6/15/2014	205,000	224,058
McKesson Corp. 4.75%, 3/1/2021 (a)	100,000	114,039
Quest Diagnostics, Inc. 6.95%, 7/1/2037	100,000	128,339
UnitedHealth Group, Inc.:
4.63%, 11/15/2041	250,000	266,083
6.00%, 2/15/2018	200,000	241,981
WellPoint, Inc.:
5.80%, 8/15/2040	55,000	65,747
5.95%, 12/15/2034 (a)	350,000	417,934

		1,776,758

HOTELS, RESTAURANTS & LEISURE — 0.1%
McDonald’s Corp. 5.35%, 3/1/2018	210,000	250,860
Wyndham Worldwide Corp. 2.95%, 3/1/2017	100,000	100,085
Yum! Brands, Inc. 3.75%, 11/1/2021	250,000	262,843

		613,788

HOUSEHOLD DURABLES — 0.0% (b)
Newell Rubbermaid, Inc. 4.70%, 8/15/2020 (a)	100,000	106,875

HOUSEHOLD PRODUCTS — 0.1%
Colgate-Palmolive Co. 1.30%, 1/15/2017 (a)	100,000	101,194
Fortune Brands, Inc. 6.38%, 6/15/2014	100,000	109,843
Kimberly-Clark Corp.:
5.00%, 8/15/2013	115,000	120,780
5.30%, 3/1/2041 (a)	45,000	56,911

		388,728

See accompanying notes to financial statements.

SPDR Barclays Capital Aggregate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

INDUSTRIAL CONGLOMERATES — 0.1%
3M Co. 4.38%, 8/15/2013 (a)	$100,000	$104,443
Cooper US, Inc. 3.88%, 12/15/2020	50,000	54,641
General Electric Co. 5.25%, 12/6/2017	250,000	291,191
Koninklijke Philips Electronics NV 3.75%, 3/15/2022 (a)	100,000	104,289
Tyco Electronics Group SA 4.88%, 1/15/2021	100,000	109,599
Tyco International Finance SA 3.38%, 10/15/2015 (a)	100,000	107,818

		771,981

INSURANCE — 1.0%
ACE INA Holdings, Inc. 5.70%, 2/15/2017	100,000	117,318
Aflac, Inc. 3.45%, 8/15/2015 (a)	100,000	104,973
American International Group, Inc.:
5.45%, 5/18/2017	490,000	529,538
8.18%, 5/15/2058 (d)	100,000	107,250
8.25%, 8/15/2018	250,000	301,445
AON Corp. 3.13%, 5/27/2016	100,000	103,709
Berkshire Hathaway Finance Corp. 5.00%, 8/15/2013	215,000	225,581
Berkshire Hathaway, Inc.:
1.90%, 1/31/2017	500,000	509,265
3.75%, 8/15/2021 (a)	100,000	106,510
CNA Financial Corp. 7.35%, 11/15/2019	100,000	118,179
Genworth Financial, Inc. 7.70%, 6/15/2020	100,000	98,500
Hartford Financial Services Group, Inc.:
4.00%, 3/30/2015	100,000	104,215
6.63%, 3/30/2040	100,000	102,500
Lincoln National Corp. 6.30%, 10/9/2037 (a)	100,000	108,258
Marsh & McLennan Cos., Inc. 5.75%, 9/15/2015	100,000	110,585
MetLife, Inc.:
5.70%, 6/15/2035	305,000	361,448
6.75%, 6/1/2016 (a)	500,000	585,324
Prudential Financial, Inc.:
3.88%, 1/14/2015	135,000	140,873
4.50%, 11/16/2021	600,000	624,134
5.80%, 11/16/2041 (a)	50,000	51,726
The Allstate Corp.:
5.20%, 1/15/2042	250,000	278,012
5.95%, 4/1/2036 (a)	165,000	200,232
The Travelers Cos., Inc.:
3.90%, 11/1/2020 (a)	100,000	110,619
5.75%, 12/15/2017	250,000	301,381
Willis Group Holdings PLC 5.75%, 3/15/2021	100,000	109,056
WR Berkley Corp. 4.63%, 3/15/2022 (a)	100,000	100,881
XLIT Ltd. 5.75%, 10/1/2021	100,000	110,471

		5,721,983

INTERNET SOFTWARE & SERVICES — 0.0% (b)
eBay, Inc. 0.88%, 10/15/2013	35,000	35,212
Google, Inc. 2.13%, 5/19/2016	100,000	104,080

		139,292

IT SERVICES — 0.0% (b)
Fiserv, Inc. 3.13%, 6/15/2016	100,000	103,562

LEISURE EQUIPMENT & PRODUCTS — 0.0% (b)
Mattel, Inc. 2.50%, 11/1/2016	100,000	102,567

LIFE SCIENCES TOOLS & SERVICES — 0.1%
Thermo Fisher Scientific, Inc.:
2.05%, 2/21/2014	30,000	30,652
2.25%, 8/15/2016	350,000	363,588

		394,240

MACHINERY — 0.2%
Caterpillar, Inc. 6.05%, 8/15/2036 (a)	165,000	215,203
Danaher Corp. 2.30%, 6/23/2016	100,000	103,746
Ingersoll-Rand Global Holding Co., Ltd. 6.88%, 8/15/2018	100,000	121,646
John Deere Capital Corp. 2.80%, 9/18/2017 (a)	400,000	423,297
Stanley Black & Decker, Inc. 3.40%, 12/1/2021	60,000	62,399

		926,291

MEDIA — 1.2%
CBS Corp. 8.20%, 5/15/2014	210,000	238,350
Comcast Corp.:
5.15%, 3/1/2020	250,000	291,001
6.40%, 5/15/2038	310,000	372,093
6.50%, 1/15/2017	330,000	391,287
Cox Communications, Inc. 5.45%, 12/15/2014	100,000	109,964
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
5.20%, 3/15/2020	515,000	571,410
6.38%, 3/1/2041	150,000	172,163
Discovery Communications LLC:
4.38%, 6/15/2021 (a)	100,000	108,994
6.35%, 6/1/2040	250,000	304,391
NBCUniversal Media LLC:
3.65%, 4/30/2015	75,000	79,657
5.15%, 4/30/2020	335,000	387,165
News America, Inc.:
4.50%, 2/15/2021	250,000	273,106
6.15%, 3/1/2037	240,000	264,019

See accompanying notes to financial statements.

SPDR Barclays Capital Aggregate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Omnicom Group, Inc. 4.45%, 8/15/2020	$285,000	$304,796
The Walt Disney Co.:
0.88%, 12/1/2014 (a)	250,000	250,670
2.75%, 8/16/2021	100,000	102,346
3.75%, 6/1/2021	100,000	110,683
4.38%, 8/16/2041	100,000	109,891
Thomson Reuters Corp. 4.70%, 10/15/2019	100,000	112,366
Time Warner Cable, Inc.:
4.00%, 9/1/2021	100,000	105,000
5.50%, 9/1/2041	250,000	269,325
5.85%, 5/1/2017	330,000	384,438
6.55%, 5/1/2037	350,000	412,177
Time Warner, Inc.:
4.88%, 3/15/2020	600,000	674,173
7.70%, 5/1/2032	240,000	315,114
Viacom, Inc.:
3.50%, 4/1/2017	100,000	107,563
3.88%, 12/15/2021	350,000	373,228

		7,195,370

METALS & MINING — 0.7%
Alcoa, Inc. 5.40%, 4/15/2021 (a)	150,000	148,119
ArcelorMittal:
4.50%, 2/25/2017	350,000	342,374
5.50%, 3/1/2021 (a)	100,000	94,320
Barrick Gold Corp. 2.90%, 5/30/2016	250,000	261,795
Barrick North America Finance LLC 5.70%, 5/30/2041	100,000	112,635
Barrick PD Australia Finance Pty Ltd. 4.95%, 1/15/2020	100,000	111,915
BHP Billiton Finance USA, Ltd.:
2.88%, 2/24/2022 (a)	250,000	252,814
5.50%, 4/1/2014	350,000	378,763
6.50%, 4/1/2019	100,000	126,895
Cliffs Natural Resources, Inc. 4.88%, 4/1/2021 (a)	200,000	196,409
Freeport-McMoRan Copper & Gold, Inc. 1.40%, 2/13/2015 (a)	250,000	249,332
Newmont Mining Corp. 6.25%, 10/1/2039	100,000	113,926
Nucor Corp. 5.75%, 12/1/2017 (a)	250,000	299,601
Rio Tinto Finance USA PLC:
3.50%, 3/22/2022 (a)	250,000	263,032
4.75%, 3/22/2042 (a)	250,000	277,772
Rio Tinto Finance USA, Ltd.:
1.88%, 11/2/2015 (a)	300,000	306,856
3.75%, 9/20/2021	100,000	107,407
Teck Resources, Ltd.:
6.25%, 7/15/2041	200,000	220,392
10.75%, 5/15/2019	50,000	60,250
Vale Overseas, Ltd. 6.88%, 11/21/2036	330,000	385,097

		4,309,704

MULTI-NATIONAL — 0.4%
Asian Development Bank 1.75%, 3/21/2019	500,000	513,983
European Investment Bank 1.13%, 4/15/2015 (a)	1,000,000	1,009,697
Inter-American Development Bank 1.75%, 8/24/2018	500,000	518,802
International Bank for Reconstruction & Development 0.50%, 11/26/2013	500,000	501,017

		2,543,499

MULTI-UTILITIES — 0.1%
Dominion Resources, Inc. 1.80%, 3/15/2014	100,000	101,754
MidAmerican Energy Holdings Co. 6.13%, 4/1/2036	255,000	318,967

		420,721

MULTILINE RETAIL — 0.0% (b)
Macy’s Retail Holdings, Inc.:
5.75%, 7/15/2014	60,000	65,211
6.70%, 7/15/2034	50,000	58,966
Nordstrom, Inc. 4.00%, 10/15/2021 (a)	100,000	110,951

		235,128

OIL, GAS & CONSUMABLE FUELS — 2.5%
Anadarko Petroleum Corp.:
5.95%, 9/15/2016	380,000	429,901
6.45%, 9/15/2036	100,000	114,678
Apache Corp.:
5.10%, 9/1/2040	100,000	113,575
5.63%, 1/15/2017	250,000	294,123
Baker Hughes, Inc. 3.20%, 8/15/2021	150,000	156,505
BP Capital Markets PLC:
1.70%, 12/5/2014	500,000	508,460
3.56%, 11/1/2021	100,000	105,862
4.74%, 3/11/2021	200,000	229,762
Canadian Natural Resources, Ltd.:
6.25%, 3/15/2038	105,000	127,521
6.50%, 2/15/2037	250,000	309,326
Cenovus Energy, Inc. 4.50%, 9/15/2014	100,000	106,724
CenterPoint Energy Resources Corp. 6.13%, 11/1/2017	100,000	116,470
Chevron Corp. 3.95%, 3/3/2014	100,000	105,543
Conoco, Inc. 6.95%, 4/15/2029	100,000	137,917
ConocoPhillips Canada Funding Co. 5.63%, 10/15/2016	580,000	684,833
Devon Energy Corp.:
6.30%, 1/15/2019	100,000	121,705
7.95%, 4/15/2032	200,000	289,426
Encana Corp.:
5.15%, 11/15/2041 (a)	150,000	141,558
5.90%, 12/1/2017	100,000	113,807

See accompanying notes to financial statements.

SPDR Barclays Capital Aggregate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Energy Transfer Partners LP:
6.50%, 2/1/2042	$250,000	$266,732
6.70%, 7/1/2018	100,000	114,966
Ensco PLC 4.70%, 3/15/2021	100,000	108,222
Enterprise Products Operating LLC:
3.20%, 2/1/2016	500,000	523,649
4.85%, 8/15/2042	250,000	245,753
5.20%, 9/1/2020 (a)	200,000	226,829
EOG Resources, Inc. 4.10%, 2/1/2021	100,000	110,974
Halliburton Co. 7.45%, 9/15/2039	100,000	145,811
Hess Corp. 5.60%, 2/15/2041	350,000	370,182
Husky Energy, Inc. 3.95%, 4/15/2022	250,000	255,258
Kinder Morgan Energy Partners LP:
3.95%, 9/1/2022	500,000	505,687
5.63%, 9/1/2041	50,000	52,321
5.80%, 3/15/2035	175,000	181,520
Marathon Oil Corp. 6.80%, 3/15/2032	100,000	125,892
Marathon Petroleum Corp.:
3.50%, 3/1/2016	55,000	57,051
6.50%, 3/1/2041	25,000	28,324
Nexen, Inc. 5.88%, 3/10/2035	100,000	98,577
Noble Holding International, Ltd.:
3.05%, 3/1/2016	100,000	102,692
3.95%, 3/15/2022	100,000	101,110
Occidental Petroleum Corp. 2.50%, 2/1/2016	100,000	104,797
ONEOK Partners LP 6.13%, 2/1/2041 (a)	100,000	115,047
ONEOK, Inc. 4.25%, 2/1/2022	250,000	259,548
Pemex Project Funding Master Trust:
5.75%, 3/1/2018 (a)	100,000	113,500
6.63%, 6/15/2035	115,000	137,425
Petro-Canada 5.95%, 5/15/2035	100,000	111,541
Petrobras International Finance Co.:
3.50%, 2/6/2017	600,000	613,714
3.88%, 1/27/2016	100,000	103,580
5.75%, 1/20/2020	105,000	115,500
6.88%, 1/20/2040	105,000	123,687
Petroleos Mexicanos 4.88%, 1/24/2022 (a)(e)	500,000	543,125
Phillips 66 5.88%, 5/1/2042 (e)	250,000	267,072
Plains All American Pipeline LP/PAA Finance Corp. 6.50%, 5/1/2018	100,000	120,198
Shell International Finance BV:
3.10%, 6/28/2015	300,000	319,582
6.38%, 12/15/2038	220,000	307,540
Southern Natural Gas Co. 5.90%, 4/1/2017 (e)	580,000	665,539
Spectra Energy Capital LLC 8.00%, 10/1/2019	100,000	127,767
Statoil ASA:
3.13%, 8/17/2017	100,000	107,939
3.15%, 1/23/2022	50,000	52,223
4.25%, 11/23/2041	50,000	52,239
5.10%, 8/17/2040	225,000	262,773
Suncor Energy, Inc. 6.10%, 6/1/2018	200,000	236,230
Talisman Energy, Inc. 3.75%, 2/1/2021	150,000	149,004
Total Capital Canada, Ltd. 1.63%, 1/28/2014 (a)	100,000	101,552
Total Capital International SA 2.88%, 2/17/2022 (a)	350,000	356,911
TransCanada PipeLines, Ltd.:
6.10%, 6/1/2040 (a)	100,000	131,262
6.50%, 8/15/2018	250,000	309,474
Transocean, Inc.:
6.00%, 3/15/2018	55,000	61,360
6.80%, 3/15/2038	250,000	280,998
Valero Energy Corp.:
6.13%, 2/1/2020 (a)	65,000	75,286
6.63%, 6/15/2037	100,000	110,669
Weatherford International, Inc. 6.80%, 6/15/2037	239,000	263,249
Williams Partners LP 5.25%, 3/15/2020	110,000	122,809

		14,652,386

PAPER & FOREST PRODUCTS — 0.1%
Georgia-Pacific LLC 7.25%, 6/1/2028	190,000	232,748
International Paper Co. 7.50%, 8/15/2021 (a)	250,000	318,266

		551,014

PERSONAL PRODUCTS — 0.1%
The Procter & Gamble Co.:
1.80%, 11/15/2015	350,000	360,624
5.55%, 3/5/2037	100,000	132,896

		493,520

PHARMACEUTICALS — 0.8%
Abbott Laboratories:
5.13%, 4/1/2019	250,000	297,681
6.00%, 4/1/2039	250,000	329,678
Aristotle Holding, Inc. 3.90%, 2/15/2022 (e)	250,000	259,944
AstraZeneca PLC:
5.90%, 9/15/2017	150,000	180,342
6.45%, 9/15/2037 (a)	75,000	102,094
Bristol-Myers Squibb Co. 6.13%, 5/1/2038 (a)	250,000	334,578
Eli Lilly & Co. 5.20%, 3/15/2017	225,000	261,237
GlaxoSmithKline Capital, Inc. 6.38%, 5/15/2038	355,000	487,992
Johnson & Johnson:
2.15%, 5/15/2016	100,000	104,434

See accompanying notes to financial statements.

SPDR Barclays Capital Aggregate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

3.55%, 5/15/2021 (a)	$250,000	$282,197
4.85%, 5/15/2041	100,000	124,200
Novartis Securities Investment, Ltd. 5.13%, 2/10/2019	300,000	356,507
Pfizer, Inc.:
5.35%, 3/15/2015	500,000	558,558
6.20%, 3/15/2019	135,000	169,148
Sanofi 2.63%, 3/29/2016	100,000	104,976
Schering-Plough Corp. 6.00%, 9/15/2017	305,000	371,253
Teva Pharmaceutical Finance IV BV 3.65%, 11/10/2021	50,000	52,670
Teva Pharmaceutical Finance IV LLC 1.70%, 11/10/2014 (a)	100,000	101,832
Wyeth 5.95%, 4/1/2037	240,000	312,644

		4,791,965

REAL ESTATE INVESTMENT TRUSTS — 0.4%
Boston Properties LP 4.13%, 5/15/2021	100,000	105,422
Camden Property Trust 4.88%, 6/15/2023	250,000	273,206
Duke Realty LP 6.75%, 3/15/2020 (a)	25,000	29,317
ERP Operating LP 5.13%, 3/15/2016	250,000	272,800
HCP, Inc. 5.38%, 2/1/2021	100,000	110,413
Health Care REIT, Inc.:
4.13%, 4/1/2019	500,000	507,524
5.25%, 1/15/2022	100,000	106,732
ProLogis LP 7.63%, 8/15/2014	100,000	110,716
Realty Income Corp. 5.88%, 3/15/2035	50,000	52,679
Simon Property Group LP:
2.15%, 9/15/2017 (a)	500,000	498,037
4.20%, 2/1/2015	300,000	316,353
Vornado Realty LP 4.25%, 4/1/2015	100,000	104,700

		2,487,899

ROAD & RAIL — 0.2%
Burlington Northern Santa Fe LLC 4.95%, 9/15/2041	100,000	108,229
Canadian National Railway Co. 2.85%, 12/15/2021	100,000	103,005
CSX Corp.:
6.15%, 5/1/2037	165,000	200,116
6.25%, 4/1/2015	250,000	284,307
Norfolk Southern Corp. 7.70%, 5/15/2017	230,000	289,590
Union Pacific Corp.:
5.78%, 7/15/2040	200,000	246,457
6.13%, 2/15/2020 (a)	100,000	123,362

		1,355,066

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.1%
Applied Materials, Inc. 5.85%, 6/15/2041	100,000	120,625
Intel Corp. 4.80%, 10/1/2041	185,000	210,036
Texas Instruments, Inc. 2.38%, 5/16/2016	100,000	105,096

		435,757

SOFTWARE — 0.2%
Microsoft Corp. 3.00%, 10/1/2020	400,000	434,682
Oracle Corp.:
5.75%, 4/15/2018	200,000	241,650
6.13%, 7/8/2039	350,000	463,062

		1,139,394

SPECIALTY RETAIL — 0.2%
Best Buy Co., Inc. 3.75%, 3/15/2016 (a)	100,000	98,000
Lowe’s Cos., Inc.:
2.13%, 4/15/2016 (a)	100,000	102,927
5.50%, 10/15/2035	250,000	295,500
Staples, Inc. 9.75%, 1/15/2014	100,000	111,746
The Home Depot, Inc.:
5.40%, 3/1/2016	255,000	293,005
5.95%, 4/1/2041	250,000	327,170

		1,228,348

THRIFTS & MORTGAGE FINANCE — 0.1%
Murray Street Investment Trust I 4.65%, 3/9/2017	500,000	500,363

TOBACCO — 0.2%
Altria Group, Inc.:
4.13%, 9/11/2015 (a)	250,000	270,763
9.70%, 11/10/2018	200,000	275,911
9.95%, 11/10/2038	100,000	158,380
Lorillard Tobacco Co. 3.50%, 8/4/2016	45,000	46,686
Philip Morris International, Inc. 2.90%, 11/15/2021 (a)	500,000	509,838
Reynolds American, Inc. 7.63%, 6/1/2016	100,000	119,708

		1,381,286

TRANSPORTATION INFRASTRUCTURE — 0.1%
Burlington Northern Santa Fe LLC 3.45%, 9/15/2021	350,000	365,333

WIRELESS TELECOMMUNICATION SERVICES — 1.0%
America Movil SAB de CV:
2.38%, 9/8/2016	500,000	508,212
5.00%, 3/30/2020	100,000	113,278
6.13%, 3/30/2040	100,000	123,219
American Tower Corp. 5.90%, 11/1/2021	100,000	111,689
AT&T Corp. 8.00%, 11/15/2031	16,000	23,215

See accompanying notes to financial statements.

SPDR Barclays Capital Aggregate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

AT&T, Inc.:
2.40%, 8/15/2016	$150,000	$154,767
4.45%, 5/15/2021	700,000	786,582
5.35%, 9/1/2040	320,000	367,109
5.63%, 6/15/2016	200,000	232,740
BellSouth Corp. 6.55%, 6/15/2034	600,000	704,437
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/1/2014	200,000	213,888
Deutsche Telekom International Finance BV 6.75%, 8/20/2018	410,000	492,257
France Telecom SA:
2.13%, 9/16/2015 (a)	100,000	100,465
4.13%, 9/14/2021 (a)	350,000	363,403
Rogers Communications, Inc. 6.80%, 8/15/2018	150,000	185,152
Telecom Italia Capital 5.25%, 10/1/2015	200,000	197,000
Telecom Italia Capital SA 7.72%, 6/4/2038	350,000	306,250
Telefonica Emisiones SAU 4.95%, 1/15/2015 (a)	210,000	198,450
Vodafone Group PLC 5.63%, 2/27/2017 (a)	490,000	573,090

		5,755,203

TOTAL CORPORATE BONDS & NOTES —
(Cost $134,807,663)		140,817,897

FOREIGN GOVERNMENT OBLIGATIONS — 1.9%
Brazilian Government International Bond:
4.88%, 1/22/2021	850,000	980,475
7.88%, 3/7/2015 (c)	100,000	117,000
11.00%, 8/17/2040	150,000	193,500
Canada Government International Bond 0.88%, 2/14/2017	250,000	251,399
Chile Government International Bond 3.25%, 9/14/2021	100,000	105,713
Colombia Government International Bond:
7.38%, 3/18/2019	200,000	260,000
7.38%, 9/18/2037	250,000	373,750
Export Development Canada 2.25%, 5/28/2015	200,000	210,492
Federal Republic of Brazil 8.25%, 1/20/2034 (c)	360,000	567,000
Israel Government International Bond 5.13%, 3/26/2019	100,000	113,750
Japan Finance Corp. 2.25%, 7/13/2016	250,000	262,197
Japan Finance Organization for Municipalities 4.00%, 1/13/2021	100,000	115,732
Mexico Government International Bond 5.75%, 10/12/2110	500,000	567,500
Panama Government International Bond:
5.20%, 1/30/2020 (c)	50,000	57,825
6.70%, 1/26/2036	200,000	271,000
Poland Government International Bond 5.13%, 4/21/2021	450,000	497,813
Province of British Columbia 2.10%, 5/18/2016	350,000	368,288
Province of Manitoba 1.38%, 4/28/2014	350,000	356,243
Province of Nova Scotia Canada 5.13%, 1/26/2017	100,000	116,770
Province of Ontario:
2.30%, 5/10/2016	300,000	313,698
4.10%, 6/16/2014	400,000	426,900
Province of Ontario Canada 3.00%, 7/16/2018	1,000,000	1,076,904
Province of Quebec 7.50%, 9/15/2029	455,000	703,697
Republic of Italy:
2.13%, 9/16/2013	700,000	689,147
6.88%, 9/27/2023	200,000	200,634
Republic of Korea 5.75%, 4/16/2014	100,000	107,589
Republic of Peru:
7.13%, 3/30/2019	100,000	130,000
8.75%, 11/21/2033	250,000	408,750
Republic of South Africa 5.50%, 3/9/2020	100,000	114,875
South Africa Government International Bond 4.67%, 1/17/2024	250,000	269,687
United Mexican States 5.63%, 1/15/2017	880,000	1,021,680

TOTAL FOREIGN GOVERNMENT OBLIGATIONS —
(Cost $10,675,935)		11,250,008

U.S. GOVERNMENT AGENCY MBS TBA — 30.1%
Fannie Mae
3.00%, 15yr TBA	2,800,000	2,933,438
3.50%, 15yr TBA	3,750,000	3,962,109
3.50%, 30yr TBA	6,500,000	6,832,109
4.00%, 15yr TBA	3,000,000	3,190,312
4.00%, 30yr TBA	11,800,000	12,559,625
4.50%, 15yr TBA	2,250,000	2,411,367
4.50%, 30yr TBA	16,000,000	17,165,000
5.00%, 30yr TBA	9,500,000	10,282,266
5.00%, 15yr TBA	2,000,000	2,156,563
5.50%, 30yr TBA	10,000,000	10,907,812
6.00%, 30yr TBA	5,750,000	6,319,609
6.50%, 30yr TBA	1,500,000	1,688,203
Freddie Mac
3.00%, 15yr TBA	4,000,000	4,181,562
3.50%, 15yr TBA	1,500,000	1,577,813
4.00%, 15yr TBA	3,500,000	3,697,969

See accompanying notes to financial statements.

SPDR Barclays Capital Aggregate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

4.00%, 30yr TBA	$7,500,000	$7,959,961
4.50%, 15yr TBA	1,750,000	1,858,555
4.50%, 30yr TBA	9,250,000	9,880,156
5.00%, 30yr TBA	10,500,000	11,286,680
5.50%, 15yr TBA	1,000,000	1,076,563
5.50%, 30yr TBA	6,000,000	6,520,312
6.00%, 30yr TBA	3,750,000	4,109,766
6.50%, 30yr TBA	2,000,000	2,249,063
Freddie Mac Gold Pool
3.50%, 30yr TBA	2,500,000	2,622,559
5.00%, 15yr TBA	500,000	535,234
Ginnie Mae
3.50%, 30yr TBA	4,250,000	4,547,168
4.00%, 30yr TBA	8,350,000	9,120,418
4.50%, 30yr TBA	11,000,000	12,027,812
5.00%, 30yr TBA	8,000,000	8,803,750
5.50%, 30yr TBA	4,000,000	4,437,500
6.00%, 30yr TBA	2,000,000	2,245,000
6.50%, 30yr TBA	750,000	867,305

TOTAL U.S. GOVERNMENT AGENCY MBS TBA —
(Cost $179,844,250)		180,013,559

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.5%
Federal Home Loan Bank
0.88%, 12/27/2013	250,000	251,914
1.38%, 5/28/2014	750,000	764,163
4.75%, 12/16/2016 (a)	500,000	586,247
4.88%, 5/17/2017 (a)	1,200,000	1,433,668
5.00%, 11/17/2017	300,000	362,684
5.13%, 8/14/2013 (a)	1,510,000	1,590,727
5.38%, 5/18/2016	1,250,000	1,473,588
5.50%, 7/15/2036 (a)	250,000	337,755
Federal Home Loan Mortgage Corp.
0.38%, 10/30/2013	500,000	500,202
0.40%, 2/27/2014	100,000	99,754
0.50%, 10/18/2013	100,000	100,023
0.55%, 12/27/2013	100,000	99,904
0.55%, 2/27/2015	100,000	99,954
0.63%, 12/29/2014	1,000,000	1,004,181
0.80%, 1/13/2015	100,000	100,432
0.85%, 1/9/2015	100,000	100,157
0.88%, 12/19/2014	100,000	100,170
1.00%, 7/30/2014	2,000,000	2,025,200
1.00%, 12/5/2014	100,000	100,236
1.00%, 12/19/2014	100,000	100,306
1.00%, 6/30/2015	100,000	101,056
1.00%, 2/24/2016	100,000	100,506
1.00%, 3/8/2017	1,000,000	1,004,054
1.05%, 9/28/2015	100,000	100,164
1.50%, 7/13/2015	100,000	100,038
2.00%, 2/1/2017	100,000	100,145
2.25%, 1/23/2017	100,000	102,578
2.38%, 1/13/2022	800,000	821,943
4.13%, 9/27/2013	500,000	523,420
4.38%, 7/17/2015	500,000	557,828
4.50%, 4/2/2014	500,000	535,428
5.00%, 4/18/2017 (a)	723,000	860,274
6.75%, 3/15/2031	450,000	692,462
Federal National Mortgage Association
0.50%, 8/9/2013	1,000,000	1,002,265
0.50%, 12/27/2013	100,000	99,853
0.60%, 10/25/2013	100,000	99,925
0.60%, 11/14/2013	500,000	500,834
0.63%, 12/6/2013	200,000	199,921
0.70%, 9/19/2014	100,000	100,061
0.70%, 10/17/2014	100,000	100,031
0.75%, 12/18/2013 (a)	2,000,000	2,011,454
0.75%, 12/19/2014	2,500,000	2,518,246
0.75%, 9/14/2015	250,000	249,832
1.13%, 10/8/2013	100,000	100,985
1.13%, 4/27/2017 (a)	1,000,000	1,009,576
1.25%, 4/23/2015	250,000	251,680
1.75%, 11/14/2016	100,000	100,471
1.75%, 1/30/2019	100,000	100,645
2.00%, 9/21/2015	250,000	261,080
2.25%, 3/15/2016	300,000	316,464
2.50%, 5/15/2014 (a)	1,235,000	1,284,491
2.63%, 11/20/2014 (a)	300,000	315,433
3.63%, 9/6/2016	250,000	251,470
4.50%, 10/1/2040	1,314,080	1,410,225
5.00%, 5/11/2017 (a)	510,000	608,147
6.00%, 6/1/2017	126,180	134,354
7.13%, 1/15/2030 (a)	525,000	826,687
Government National Mortgage Association
4.00%, 6/15/2040	226,538	248,067
4.50%, 7/15/2039	1,003,554	1,099,215
Tennessee Valley Authority
3.88%, 2/15/2021	65,000	75,309
4.75%, 8/1/2013	100,000	104,826
5.25%, 9/15/2039	450,000	585,767

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS —
(Cost $31,858,307)		32,798,475

U.S. TREASURY OBLIGATIONS — 35.1%
Treasury Bonds
3.13%, 11/15/2041	2,550,000	2,739,541
3.13%, 2/15/2042	2,250,000	2,415,555
3.88%, 8/15/2040	2,500,000	3,075,600
4.38%, 5/15/2040	3,050,000	4,062,234
4.38%, 5/15/2041	1,600,000	2,135,744
4.50%, 8/15/2039	2,300,000	3,117,742
4.75%, 2/15/2037	3,000,000	4,178,700
4.75%, 2/15/2041	500,000	705,940
5.25%, 11/15/2028	500,000	703,540
5.38%, 2/15/2031	1,700,000	2,476,543
6.13%, 11/15/2027	2,000,000	3,021,860
6.25%, 8/15/2023	1,000,000	1,452,340
6.50%, 11/15/2026	300,000	462,411
6.88%, 8/15/2025	750,000	1,171,372
7.13%, 2/15/2023	1,000,000	1,529,490
7.50%, 11/15/2016	1,015,000	1,312,923
8.75%, 8/15/2020 (a)	1,130,000	1,782,078
8.88%, 8/15/2017	713,000	1,003,405
9.13%, 5/15/2018 (a)	500,000	735,565

See accompanying notes to financial statements.

SPDR Barclays Capital Aggregate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Treasury Notes
0.13%, 12/31/2013	$2,000,000	$1,994,700
0.25%, 2/28/2014	3,850,000	3,846,189
0.25%, 12/15/2014	1,200,000	1,196,964
0.25%, 1/15/2015 (a)	2,000,000	1,994,380
0.25%, 2/15/2015	3,750,000	3,737,025
0.38%, 3/15/2015	2,500,000	2,498,575
0.50%, 11/15/2013	6,000,000	6,017,400
0.50%, 8/15/2014	8,000,000	8,026,880
0.75%, 8/15/2013	5,000,000	5,026,950
0.88%, 12/31/2016	3,000,000	3,026,790
0.88%, 2/28/2017 (a)	1,250,000	1,260,763
0.88%, 4/30/2017	2,500,000	2,519,075
1.00%, 7/15/2013	2,500,000	2,519,125
1.00%, 5/15/2014	6,000,000	6,074,459
1.00%, 3/31/2017	2,750,000	2,787,483
1.25%, 2/15/2014	3,500,000	3,552,570
1.25%, 4/15/2014	1,000,000	1,016,340
1.38%, 11/30/2018	250,000	255,688
1.38%, 12/31/2018 (a)	300,000	306,714
1.38%, 2/28/2019 (a)	3,300,000	3,369,861
1.50%, 12/31/2013	300,000	305,355
1.50%, 6/30/2016	10,000,000	10,358,700
1.50%, 8/31/2018	4,000,000	4,127,320
1.50%, 3/31/2019	750,000	771,060
1.88%, 6/30/2015	1,750,000	1,824,760
1.88%, 9/30/2017	2,000,000	2,110,400
2.00%, 11/15/2021	900,000	932,958
2.00%, 2/15/2022	1,000,000	1,033,470
2.13%, 12/31/2015 (a)	1,800,000	1,900,080
2.13%, 8/15/2021	3,250,000	3,416,302
2.25%, 7/31/2018	1,000,000	1,076,510
2.38%, 10/31/2014	13,555,000	14,189,374
2.38%, 2/28/2015	5,000,000	5,261,950
2.38%, 7/31/2017	5,000,000	5,400,100
2.63%, 2/29/2016 (a)	1,500,000	1,614,330
2.63%, 4/30/2018 (a)	1,000,000	1,097,460
2.63%, 8/15/2020	3,500,000	3,851,365
2.63%, 11/15/2020	1,000,000	1,099,080
2.75%, 10/31/2013 (f)	2,565,000	2,648,670
2.75%, 11/30/2016	4,380,000	4,778,667
3.00%, 2/28/2017	2,000,000	2,210,460
3.13%, 8/31/2013	5,945,000	6,141,661
3.13%, 10/31/2016	2,750,000	3,040,263
3.13%, 5/15/2019 (a)(f)	5,500,000	6,251,685
3.13%, 5/15/2021	1,000,000	1,138,300
3.38%, 11/15/2019	2,500,000	2,892,525
3.50%, 5/15/2020	1,000,000	1,168,130
3.63%, 2/15/2021	3,000,000	3,541,590
4.00%, 2/15/2014	6,100,000	6,461,974
4.13%, 5/15/2015	3,000,000	3,315,750
4.63%, 11/15/2016	2,500,000	2,926,350
4.75%, 8/15/2017 (a)	2,425,000	2,909,685
5.13%, 5/15/2016	810,000	950,980

TOTAL U.S. TREASURY OBLIGATIONS —
(Cost $201,401,100)		209,857,778

COMMERCIAL MORTGAGE BACKED SECURITIES — 1.1%
Bank of America Commercial Mortgage, Inc. 5.80%, 6/10/2049 (d)	780,000	870,075
Bear Stearns Commercial Mortgage Securities 4.75%, 2/13/2046 (d)	550,000	586,982
GE Capital Commercial Mortgage Corp. 5.54%, 12/10/2049	400,000	436,483
Greenwich Capital Commercial Funding Corp. 4.80%, 8/10/2042 (d)	250,000	269,408
GS Mortgage Securities Corp. II:
5.40%, 8/10/2038 (d)	250,000	268,040
5.55%, 4/10/2038 (d)	250,000	276,309
JPMorgan Chase Commercial Mortgage Securities Corp.:
4.87%, 3/15/2046	250,000	260,008
4.88%, 1/12/2038 (d)	232,529	241,006
5.44%, 6/12/2047	510,000	573,743
5.81%, 6/12/2043 (d)	500,000	560,663
LB-UBS Commercial Mortgage Trust:
4.37%, 3/15/2036	450,000	470,507
5.30%, 6/15/2029 (d)	151,580	154,471
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.38%, 8/12/2048	400,000	431,630
Morgan Stanley Capital I:
5.51%, 11/12/2049 (d)	475,000	541,021
5.61%, 4/15/2049	147,829	151,288
Wachovia Bank Commercial Mortgage Trust:
4.96%, 11/15/2035 (d)	250,000	259,456
5.38%, 10/15/2044 (d)	300,000	328,763

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES —
(Cost $5,296,461)		6,679,853

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.9%
THRIFTS & MORTGAGE FINANCE — 0.9%
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.66%, 10/15/2048	900,000	942,826
Commercial Mortgage Pass Through Certificates 4.06%, 12/10/2044	1,500,000	1,530,031
Greenwich Capital Commercial Funding Corp. 6.07%, 7/10/2038 (d)	840,000	957,446
LB-UBS Commercial Mortgage Trust 5.66%, 3/15/2039 (d)	500,000	561,203
Merrill Lynch Mortgage Trust 6.04%, 6/12/2050 (d)	700,000	747,084

See accompanying notes to financial statements.

SPDR Barclays Capital Aggregate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Morgan Stanley Capital I, Inc. 5.85%, 12/12/2049	$525,000	$547,010

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS —
(Cost $5,351,583)		5,285,600

ASSET BACKED — 0.2%
AUTOMOBILES — 0.1%
Ford Credit Auto Owner Trust 0.84%, 8/15/2016	500,000	501,012

CREDIT CARD RECEIVABLES — 0.1%
Citibank Credit Card Issuance Trust:
4.90%, 6/23/2016	200,000	216,612
5.35%, 2/7/2020	295,000	354,262

		570,874

MULTI-UTILITIES — 0.0% (b)
CenterPoint Energy Transition Bond Co. LLC 5.17%, 8/1/2019	250,000	286,125

TOTAL ASSET BACKED —
(Cost $1,284,454)		1,358,011

MUNICIPAL BONDS & NOTES — 0.9%
CALIFORNIA — 0.2%
California, State General Obligation:
5.95%, 4/1/2016	35,000	40,119
7.30%, 10/1/2039	500,000	620,715
7.60%, 11/1/2040	150,000	195,048
Los Angeles, CA, Unified School District, General Obligation 6.76%, 7/1/2034	150,000	194,298
San Francisco, CA, City & County Public Utilities Commission, Water Revenue 6.00%, 11/1/2040	50,000	62,781
University of California 4.86%, 5/15/2112	150,000	153,862

		1,266,823

CONNECTICUT — 0.0% (b)
Connecticut, State General Obligation 5.09%, 10/1/2030	100,000	113,208

GEORGIA — 0.1%
Georgia, Municipal Electric Authority Revenue 7.06%, 4/1/2057	250,000	264,438
Georgia, State General Obligation 4.50%, 11/1/2025	200,000	229,460

		493,898

ILLINOIS — 0.1%
Illinois, State General Obligation:
4.07%, 1/1/2014	100,000	103,194
5.10%, 6/1/2033	200,000	189,040
7.35%, 7/1/2035	250,000	290,530

		582,764

MASSACHUSETTS — 0.0% (b)
Massachusetts, State General Obligation 4.91%, 5/1/2029	100,000	116,456

NEW JERSEY — 0.1%
New Jersey, State Transportation Trust Revenue 6.10%, 12/15/2028	100,000	113,697
New Jersey, State Turnpike Authority Revenue 7.10%, 1/1/2041	250,000	352,467
Rutgers University, Revenue 5.67%, 5/1/2040	80,000	99,836

		566,000

NEW YORK — 0.2%
New York, NY, City Municipal Water Finance Authority, Water & Sewer System Revenue 5.72%, 6/15/2042	215,000	279,139
New York, NY, City Transitional Finance Authority Revenue 5.51%, 8/1/2037	100,000	121,310
New York, NY, General Obligation 5.52%, 10/1/2037	85,000	100,479
New York, NY, Metropolitan Transportation Authority Revenue 6.67%, 11/15/2039	250,000	320,492
Port Authority of New York & New Jersey 5.86%, 12/1/2024	250,000	315,313

		1,136,733

OHIO — 0.0% (b)
Ohio State University 4.91%, 6/1/2040	100,000	120,056

PENNSYLVANIA — 0.1%
Pennsylvania, Public School Building Authority Revenue 5.00%, 9/15/2027	100,000	111,403
Pennsylvania, Turnpike Commission Revenue 5.51%, 12/1/2045	75,000	88,665

		200,068

PUERTO RICO — 0.0% (b)
Government Development Bank for Puerto Rico 4.38%, 2/1/2019	150,000	152,610

TEXAS — 0.0% (b)
Texas, State Transportation Commission, Revenue Series B 5.18%, 4/1/2030	100,000	120,870

WASHINGTON — 0.1%
Washington, State General Obligation 5.14%, 8/1/2040	150,000	182,283

TOTAL MUNICIPAL BONDS & NOTES —
(Cost $4,787,216)		5,051,769

See accompanying notes to financial statements.

SPDR Barclays Capital Aggregate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value
SHORT TERM INVESTMENTS — 35.6%
MONEY MARKET FUNDS — 35.6%
State Street Institutional Liquid Reserves Fund 0.20% (f)(g)(h)	182,094,141	$182,094,141
State Street Navigator Securities Lending Prime Portfolio (g)(i)	30,686,955	30,686,955

TOTAL SHORT TERM INVESTMENTS — (j)
(Cost $212,781,096)		212,781,096

TOTAL INVESTMENTS — 134.9% (k)
(Cost $788,088,065)		805,894,046
OTHER ASSETS & LIABILITIES — (34.9)%		(208,459,111)

NET ASSETS — 100.0%		$597,434,935

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Amount shown represents less than 0.05% of net assets.
(c)	Securities are valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. (Note 2)
(d)	Variable rate security. Rate shown is rate in effect at June 30, 2012. Maturity date disclosed is the ultimate maturity.
(e)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 0.3% of net assets as of June 30, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)	Security, or a portion of the security has been designated as collateral for TBA securities.
(g)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(h)	The rate shown is the annualized seven-day yield at period end.
(i)	Investments of cash collateral for securities loaned.
(j)	Value is determined based on Level 1 inputs. (Note 2)
(k)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)
PLC = Public Limited Company
REIT = Real Estate Investment Trust
TBA = To Be Announced

See accompanying notes to financial statements.

SPDR Nuveen Barclays Capital Municipal Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount	Value

MUNICIPAL BONDS & NOTES — 99.0%
ALABAMA — 0.9%
Alabama, Auburn University, General Fee Revenue:
Series A 5.00%, 6/1/2036	$890,000	$997,147
5.00%, 6/1/2038 (a)	2,200,000	2,373,206
Alabama, Public School & College Authority Revenue:
5.00%, 12/1/2017	4,315,000	5,183,221
5.00%, 12/1/2023	1,500,000	1,720,335

		10,273,909

ALASKA — 0.3%
Alaska, State General Obligation Series A 5.00%, 8/1/2024	2,580,000	3,097,445

ARIZONA — 3.6%
Arizona, Salt River Project, Agricultural Improvement & Power District:
Series A 5.00%, 1/1/2016	500,000	575,845
Series A 5.00%, 1/1/2027	500,000	568,410
Series A 5.00%, 12/1/2031	12,000,000	14,020,800
Series A 5.00%, 1/1/2033	5,000,000	5,613,850
Arizona, State Transportation Board, Excise Tax Revenue 5.00%, 7/1/2021	1,500,000	1,718,025
Arizona, State Transportation Board, Highway Revenue Series A 5.00%, 7/1/2028	7,145,000	8,107,289
Chandler, AZ, General Obligation 4.25%, 7/1/2026	5,000,000	5,425,900
Maricopa County, AZ, Community College District, General Obligation Series C 3.00%, 7/1/2022	2,000,000	2,093,860
Phoenix, AZ, Civic Improvement Corp., Wastewater System Revenue, Senior Lien 5.50%, 7/1/2019	1,000,000	1,222,520
Pima County, AZ, Industrial Development Authority, Lease Revenue 5.00%, 9/1/2039	2,000,000	2,065,460

		41,411,959

CALIFORNIA — 11.2%
California, State Department of Water Resources, Revenue:
Series L 5.00%, 5/1/2020	10,000,000	12,349,500
Series AG 5.00%, 12/1/2025	5,760,000	6,817,594
California, State University Revenue Series A 5.00%, 11/1/2033 (a)	3,500,000	3,721,095
Eastern Municipal Water District, CA, Water & Sewer Revenue Series H 5.00%, 7/1/2033	4,035,000	4,370,793
Los Angeles, CA, Community College District, General Obligation:
Series A 5.00%, 8/1/2027 (a)	1,000,000	1,114,850
Series A 5.00%, 8/1/2032 (a)	1,345,000	1,485,996
Los Angeles, CA, Department of Water & Power Revenue Series A 5.00%, 7/1/2020	7,400,000	9,198,274
Los Angeles, CA, General Obligation Series B 5.00%, 9/1/2022	10,000,000	12,226,600
Los Angeles, CA, Unified School District 5.00%, 7/1/2018	330,000	398,439
Los Angeles, CA, Unified School District, General Obligation Series A-1 4.00%, 7/1/2016	1,250,000	1,402,012
Los Angeles, CA, Wastewater System Revenue:
Series A 5.00%, 6/1/2029	1,000,000	1,119,910
5.00%, 6/1/2039	1,845,000	2,011,050
Los Rios, CA, Community College District Election of 2008 Series A 5.00%, 8/1/2035	5,000,000	5,553,000
Metropolitan Water District of Southern California Series C 5.00%, 10/1/2027	4,000,000	5,224,960
Metropolitan Water District of Southern California, Waterworks Revenue Series A 5.00%, 1/1/2029	4,900,000	5,582,325
Oakland, CA, Joint Powers Financing Authority Lease Revenue Series B 5.00%, 8/1/2022 (a)	2,105,000	2,323,541
Sacramento, CA, Sanitation Districts Financing Authority Revenue 5.00%, 12/1/2024	3,500,000	4,107,460
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue Series A 5.25%, 5/15/2039	1,000,000	1,118,810
San Diego, CA, Unified School District Election of 2008 Series A Zero Coupon, 7/1/2028 (b)	2,000,000	935,360
San Francisco, CA, Bay Area Rapid Transit District, General Obligation Series B 5.00%, 8/1/2032	1,600,000	1,797,520
San Francisco, CA, Bay Area Toll Authority, Toll Bridge Revenue 5.13%, 4/1/2047	655,000	711,644
San Francisco, CA, Community College District, General Obligation Series B 5.00%, 6/15/2028 (a)	5,225,000	5,407,823
San Francisco, CA, Public Utilities Commission, Water Revenue:
Series B 5.00%, 9/1/2018	9,755,000	11,590,989
Subseries A 5.00%, 11/1/2024	6,750,000	8,052,412
5.00%, 6/15/2027	500,000	538,510
Series A 5.00%, 11/1/2030	6,000,000	6,921,840
San Francisco, CA, Unified School District, General Obligation 4.00%, 6/15/2025	900,000	964,503

See accompanying notes to financial statements.

SPDR Nuveen Barclays Capital Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

San Joaquin County, CA, Transportation Authority, Sales Tax Revenue Series A 5.50%, 3/1/2041	$4,700,000	$5,423,048
University of California, Revenue:
Series S 5.00%, 5/15/2040	1,000,000	1,085,870
Series Q 5.25%, 5/15/2028	2,855,000	3,258,640

		126,814,368

COLORADO — 1.5%
Adams & Arapahoe, CO, Joint School Distric 28J Aurora 5.00%, 12/1/2023	5,000,000	6,201,050
Denver, CO, City & County General Obligation 5.25%, 8/1/2018	325,000	399,506
Denver, CO, City & County, School District No. 1 General Obligation Series C 5.00%, 12/1/2023	1,175,000	1,487,609
Metropolitan Wastewater Reclamation District, CO, Sewer Revenue:
Series A 3.00%, 4/1/2028	5,415,000	5,242,586
Series A 3.00%, 4/1/2029	650,000	622,622
Platte River, CO, Power Authority Revenue:
Series HH 5.00%, 6/1/2024	1,255,000	1,458,875
Series HH 5.00%, 6/1/2029	1,000,000	1,131,880

		16,544,128

CONNECTICUT — 2.0%
Connecticut, State General Obligation:
Series A 5.00%, 1/1/2016	500,000	573,790
Series B 5.00%, 12/1/2016	1,575,000	1,860,028
5.00%, 12/1/2020	7,500,000	9,250,500
5.00%, 12/1/2021	7,500,000	9,156,900
Series C 5.50%, 11/1/2016	1,380,000	1,654,992

		22,496,210

DELAWARE — 1.1%
Delaware, State General Obligation 5.00%, 7/1/2017	2,755,000	3,316,800
Delaware, State Transportation Authority, Transportation System Revenue 5.00%, 7/1/2022	5,280,000	6,680,414
New Castle County, DE, General Obligation Series A 5.00%, 7/15/2039	2,500,000	2,757,875

		12,755,089

DISTRICT OF COLUMBIA — 1.0%
District of Columbia, Water & Sewer Authority, Public Utility Revenue Series A 5.50%, 10/1/2039	5,000,000	5,764,550
Metropolitan Washington, DC, Airport Authority System Revenue:
Zero Coupon, 10/1/2033 (a)(b)	1,785,000	596,244
Series C 5.00%, 10/1/2028	5,000,000	5,508,100

		11,868,894

FLORIDA — 5.7%
Citizens Property Insurance Corp., FL Series A-1 4.50%, 6/1/2020 (a)	800,000	880,920
Florida, State Board of Education, Capital Outlay:
Series A 4.00%, 6/1/2021	750,000	870,465
Series C 4.00%, 6/1/2027	520,000	557,840
Series B 5.00%, 6/1/2015	2,600,000	2,928,198
Series A 5.00%, 6/1/2017	5,000,000	5,955,050
Series A 5.00%, 6/1/2018	4,000,000	4,848,800
Series D 5.00%, 6/1/2024	7,550,000	9,005,111
Florida, State Board of Education, General Obligation 5.00%, 6/1/2037	1,000,000	1,095,860
Florida, State Hurricane Catastrophe Fund Revenue Series A 5.00%, 7/1/2014	1,045,000	1,131,213
Florida, State, Department of Transportation General Obligation:
3.25%, 7/1/2030	1,000,000	975,980
5.00%, 7/1/2021	500,000	627,055
Florida, Water Pollution Control Financing Revenue:
Series A 5.00%, 7/15/2013	2,575,000	2,700,737
Series A 5.00%, 7/15/2014	1,375,000	1,503,494
JEA, FL, Bulk Power Supply System Revenue, Scherer 4 Project Series A 5.63%, 10/1/2033	5,000,000	5,335,600
Miami-Dade County, FL, General Obligation:
4.75%, 7/1/2034	1,675,000	1,832,031
5.00%, 10/1/2023 (a)	500,000	549,325
5.00%, 7/1/2031	1,980,000	2,211,739
6.00%, 10/1/2023	1,270,000	1,517,142
Miami-Dade County, FL, School Board Certificates of Participation Series B 4.00%, 5/1/2017 (a)	1,000,000	1,095,340
Orlando, FL, Utilities Commission Revenue 5.00%, 10/1/2029	1,400,000	1,603,630
Palm Beach County, FL, Public Improvement Revenue:
5.00%, 6/1/2025	9,040,000	10,749,826
5.00%, 5/1/2038	5,000,000	5,375,350
Tohopekaliga, FL, Water Authority Utility System Revenue 5.75%, 10/1/2029	750,000	909,240

		64,259,946

GEORGIA — 3.7%
Atlanta, GA, Metropolitan Rapid Transit Authority, Sales Tax Revenue Series B 5.00%, 7/1/2037 (a)	6,875,000	7,428,231
Augusta, GA, Water & Sewer Revenue 5.00%, 10/1/2014 (a)	1,085,000	1,191,764
Douglas County, GA, General Obligation 5.00%, 8/1/2016	4,000,000	4,678,760

See accompanying notes to financial statements.

SPDR Nuveen Barclays Capital Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Fulton County, GA, Water & Sewer Revenue 5.00%, 1/1/2017	$1,430,000	$1,670,869
Georgia, State Environmental Loan Acquisition Corp. Revenue 5.13%, 3/15/2031	5,000,000	5,692,700
Georgia, State General Obligation:
Series F 5.00%, 12/1/2016	500,000	593,830
Series B 5.00%, 7/1/2022	4,500,000	5,367,600
Series I 5.00%, 7/1/2022	1,000,000	1,219,540
Series B 5.00%, 7/1/2024	1,145,000	1,344,322
Georgia, State Road & Tollway Authority Revenue Series B 5.00%, 10/1/2022	4,500,000	5,739,390
Gwinnett County, GA, School District, General Obligation 5.00%, 2/1/2019	5,380,000	6,645,268

		41,572,274

HAWAII — 1.2%
City & County of Honolulu, HI, General Obligation:
Series A 5.25%, 8/1/2031	2,620,000	3,138,026
Series A 5.25%, 8/1/2034	1,500,000	1,770,210
City & County of Honolulu, HI, Wastewater System Revenue Series A 5.00%, 7/1/2041	7,000,000	7,826,700
Hawaii, State General Obligation Series EA 5.00%, 12/1/2016	955,000	1,125,554

		13,860,490

IDAHO — 0.5%
Idaho, Housing & Financing Association, Unemployment Compensation Revenue 5.00%, 8/15/2015	5,000,000	5,604,550

ILLINOIS — 3.4%
Chicago, IL, Board of Education, General Obligation Series A 5.00%, 12/1/2041	1,660,000	1,808,022
Chicago, IL, General Obligation:
Series C Zero Coupon, 1/1/2031 (b)	600,000	236,472
Series C 5.00%, 1/1/2023	3,785,000	4,423,113
Series A 5.25%, 1/1/2037	5,000,000	5,520,150
Chicago, IL, O’Hare International Airport Revenue Series A 5.00%, 1/1/2038 (a)	1,500,000	1,574,775
Chicago, IL, Park District, General Obligation Series C 5.25%, 1/1/2040	500,000	554,480
Chicago, IL, Water Revenue 5.25%, 11/1/2038	2,500,000	2,752,050
Cook County, IL, General Obligation:
Series A 5.00%, 11/15/2019	2,000,000	2,377,100
Series A 5.25%, 11/15/2033	8,520,000	9,365,439
Illinois, State Finance Authority Revenue Series A 5.00%, 10/1/2051	1,000,000	1,085,400
Illinois, State General Obligation 5.00%, 1/1/2015 (a)	1,055,000	1,137,343
Illinois, State Toll Highway Authority Revenue 5.00%, 1/1/2028	1,300,000	1,430,182
Illinois, University of Chicago, Finance Authority Revenue:
Series A 4.00%, 10/1/2032	955,000	987,031
Series B 6.25%, 7/1/2038	5,000,000	5,902,750

		39,154,307

INDIANA — 0.5%
Indiana, State Finance Authority, Lease Revenue Series A-1 5.00%, 11/1/2015	3,000,000	3,370,140
Indianapolis, IN, Public Improvement Revenue Series B 5.00%, 2/1/2019	1,995,000	2,459,935

		5,830,075

IOWA — 0.2%
Iowa, State Finance Authority Revenue:
5.00%, 8/1/2020	600,000	728,730
5.00%, 8/1/2030	1,000,000	1,173,410

		1,902,140

KANSAS — 0.2%
Wichita, KS, Water & Sewer Utility Revenue Series A 5.00%, 10/1/2039	1,975,000	2,180,163

KENTUCKY — 0.9%
Kentucky, State Asset/Liability Commission Agency Revenue Series A 5.00%, 9/1/2021	570,000	691,387
Kentucky, State Economic Development Finance Authority Revenue Series A-1 6.00%, 12/1/2033 (a)	1,045,000	1,139,008
Kentucky, State Property & Buildings Commission Revenue:
Series A 3.00%, 8/1/2014	1,600,000	1,671,184
5.00%, 11/1/2017 (a)	450,000	531,531
Series A 5.00%, 11/1/2017	375,000	442,943
5.00%, 11/1/2018	1,000,000	1,199,650
5.00%, 8/1/2020	2,475,000	3,009,451
Kentucky, State Turnpike Authority, Economic Development Road Revenue Series A 5.00%, 7/1/2028	1,475,000	1,641,587

		10,326,741

LOUISIANA — 0.1%
Louisiana, State Gas & Fuels Tax Revenue Series B 5.00%, 5/1/2025	1,000,000	1,190,670

MARYLAND — 3.2%
Anne Arundel County, MD, General Obligation 5.00%, 4/1/2019	1,410,000	1,751,713

See accompanying notes to financial statements.

SPDR Nuveen Barclays Capital Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Howard County, MD, General Obligation Series B 5.00%, 8/15/2017	$4,745,000	$5,719,908
Maryland, State Department of Transportation Revenue 5.00%, 2/15/2015	1,500,000	1,672,800
Maryland, State Economic Development Corp. Lease Revenue 3.25%, 6/1/2025	480,000	492,336
Maryland, State General Obligation:
Series C 5.00%, 3/1/2017	2,900,000	3,459,903
Series B 5.00%, 8/1/2017	500,000	603,350
Series E 5.00%, 8/1/2018	4,000,000	4,913,880
Series C 5.00%, 11/1/2018	4,000,000	4,939,160
Maryland, State Transportation Authority, Grant & Revenue Anticipation 5.25%, 3/1/2017	1,355,000	1,628,629
Montgomery County, MD, General Obligation:
Series A 4.00%, 7/1/2030	5,000,000	5,358,750
Series A 5.00%, 7/1/2017	5,000,000	6,030,450

		36,570,879

MASSACHUSETTS — 3.0%
Boston, MA, General Obigation 4.00%, 4/1/2018	450,000	522,923
Massachusetts, State General Obligation:
Series C 3.00%, 1/1/2014	4,130,000	4,292,392
Series B 3.00%, 6/1/2027	160,000	156,227
Series D 4.25%, 10/1/2027	2,750,000	3,046,532
Series A 5.00%, 3/1/2025	965,000	1,139,926
Series B 5.00%, 8/1/2025	5,000,000	5,912,550
Massachusetts, State Health & Educational Facilities Authority, Revenue Series A 5.50%, 11/15/2036	2,000,000	2,410,800
Massachusetts, State Port Authority Revenue 5.00%, 7/1/2040	405,000	444,062
Massachusetts, State School Building Authority Revenue:
Series 2009-1 5.00%, 5/1/2019	815,000	994,577
Series B 5.00%, 10/15/2041	1,500,000	1,694,625
Massachusetts, State Water Pollution Abatement Trust Revenue:
5.00%, 8/1/2024	500,000	606,535
5.00%, 8/1/2024	480,000	575,755
Massachusetts, State Water Resources Authority Revenue:
Series B 5.00%, 8/1/2026	5,830,000	7,074,297
Series B 5.00%, 8/1/2030	2,775,000	3,224,189
Series A 5.00%, 8/1/2042	1,500,000	1,693,650

		33,789,040

MICHIGAN — 0.9%
Detroit, MI, General Obligation:
5.00%, 11/1/2030	500,000	540,215
5.25%, 11/1/2035	550,000	590,573
Michigan, Municipal Bond Authority Revenue:
4.63%, 10/1/2025	3,000,000	3,356,460
5.00%, 10/1/2023	1,000,000	1,184,190
5.00%, 10/1/2029	2,905,000	3,346,792
Michigan, State Finance Authority Revenue 5.00%, 10/1/2022	1,000,000	1,234,790
Michigan, State Grant Anticipation Revenue 5.25%, 9/15/2021 (a)	450,000	513,212

		10,766,232

MINNESOTA — 0.9%
Minnesota, State General Obligation:
Series D 5.00%, 8/1/2018	2,000,000	2,445,080
Series D 5.00%, 8/1/2019	2,275,000	2,822,888
Series D 5.00%, 8/1/2021	600,000	751,836
Seried D 5.00%, 8/1/2022	855,000	1,062,594
University of Minnesota, Revenue Series A 5.00%, 12/1/2018	2,750,000	3,356,375

		10,438,773

MISSISSIPPI — 0.4%
Mississippi, State General Obligation:
Series B 5.00%, 12/1/2013	1,000,000	1,065,870
Series A 5.00%, 10/1/2036	3,000,000	3,428,820

		4,494,690

MISSOURI — 0.6%
Missouri, State Board of Public Buildings, Special Obligation Series A 1.00%, 10/1/2026	965,000	688,257
Missouri, State Health & Educational Facilities Authority Revenue Series A 5.25%, 3/15/2018	500,000	616,085
Missouri, State Highways & Transit Commission, State Road Revenue, Second Lien:
5.25%, 5/1/2019	4,000,000	4,758,840
5.25%, 5/1/2020	1,000,000	1,188,150

		7,251,332

NEBRASKA — 0.2%
Omaha, NE, Public Power District Electric Revenue Series C 5.00%, 2/1/2018	1,000,000	1,208,420
University of Nebraska, Revenue 5.00%, 7/1/2038	1,000,000	1,128,220

		2,336,640

NEVADA — 0.7%
Clark County, NV, General Obligation 5.00%, 6/1/2026	390,000	435,267
Las Vegas Valley, NV, Water District, General Obligation:
Series B 5.00%, 6/1/2015	1,500,000	1,693,530
Series A 5.00%, 2/1/2033	350,000	377,094
Las Vegas, NV, General Obligation 6.00%, 4/1/2039	4,265,000	4,875,151

		7,381,042

See accompanying notes to financial statements.

SPDR Nuveen Barclays Capital Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

NEW JERSEY — 1.6%
New Jersey, Environmental Infrastructure Trust Revenue:
Series A 4.00%, 9/1/2022	$3,200,000	$3,590,560
4.00%, 9/1/2027	2,520,000	2,738,862
New Jersey, State General Obligation 5.00%, 6/1/2019	8,825,000	10,746,908
New Jersey, State Higher Education Assistance Authority Revenue Series 1A 5.00%, 12/1/2017	1,410,000	1,622,558

		18,698,888

NEW MEXICO — 1.7%
Albuquerque, NM, Municipal School District, General Obligation Series A 4.00%, 8/1/2022	6,650,000	7,466,952
New Mexico, State Finance Authority Transportation Revenue 5.00%, 6/15/2017	3,000,000	3,587,100
New Mexico, State General Obligation 5.00%, 3/1/2017	5,000,000	5,965,350
New Mexico, State Severance Tax Revenue Series A-1 4.00%, 7/1/2014	2,000,000	2,074,020

		19,093,422

NEW YORK — 17.3%
Erie County, NY, Fiscal Stability Authority Sales Tax Revenue Series A 5.00%, 5/15/2020	1,000,000	1,209,920
Erie County, NY, Industrial Development Agency Revenue:
5.25%, 5/1/2029	1,390,000	1,592,495
Series A 5.75%, 5/1/2019 (a)	1,500,000	1,827,000
Nassau County, NY, Sewer & Storm Water Finance Authority System, Revenue Series A 5.38%, 11/1/2028	1,275,000	1,455,247
New York & New Jersey, Port Authority Revenue:
4.25%, 7/15/2040	1,000,000	1,034,370
156th Series 4.75%, 11/1/2036	7,000,000	7,624,120
5.00%, 7/15/2039	4,500,000	5,005,440
New York, NY, City Municipal Water Finance Authority:
4.25%, 6/15/2031	3,000,000	3,238,440
4.50%, 6/15/2032	1,000,000	1,067,620
Series DD 4.50%, 6/15/2038	2,310,000	2,429,173
Series DD 4.63%, 6/15/2031	1,030,000	1,110,598
5.00%, 6/15/2026	3,000,000	3,545,010
5.00%, 6/15/2027	545,000	630,707
Series A 5.00%, 6/15/2038	1,000,000	1,109,200
5.00%, 6/15/2043	3,500,000	3,866,170
Series GG-2 5.25%, 6/15/2040	625,000	700,075
Series A 5.50%, 6/15/2021	1,150,000	1,401,160
New York, NY, City Transitional Finance Authority:
Series B 5.00%, 11/1/2014	1,050,000	1,160,491
Series B 5.00%, 11/1/2016	1,000,000	1,180,410
Series E-1 5.00%, 2/1/2018	500,000	602,710
5.00%, 11/1/2020	1,000,000	1,221,650
5.00%, 5/1/2023	865,000	1,019,428
Series B 5.00%, 11/1/2026	7,000,000	7,960,610
Series C 5.00%, 11/1/2028	2,000,000	2,339,060
5.50%, 11/1/2035	4,435,000	5,217,423
New York, NY, General Obligation:
Series A 4.25%, 2/15/2029	940,000	1,030,052
Series C 5.00%, 8/1/2015	5,000,000	5,645,800
Series C 5.00%, 11/15/2016	5,000,000	5,874,750
5.00%, 3/1/2017	5,000,000	5,872,600
Series C 5.00%, 8/1/2017	2,000,000	2,372,880
Series C 5.25%, 8/1/2017	550,000	659,291
Series B-1 5.25%, 9/1/2021	750,000	893,843
Series B-1 5.25%, 9/1/2023	7,180,000	8,393,492
New York, NY, Liberty Development Corp. Revenue:
5.13%, 1/15/2044	5,750,000	6,248,582
5.63%, 1/15/2046	1,000,000	1,124,760
New York, NY, Triborough Bridge & Tunnel Authority Revenue Series A-2 5.00%, 11/15/2029	12,620,000	14,440,561
New York, State Bridge Authority General Obligation 4.00%, 1/1/2027	1,000,000	1,079,470
New York, State Dormitory Authority Revenue:
Series B 5.00%, 7/1/2017	3,000,000	3,542,460
Series A 5.00%, 7/1/2038	3,350,000	3,583,863
5.25%, 7/1/2048	3,065,000	3,345,601
New York, State Dormitory Authority, Personal Income Tax Revenue:
Series A 4.00%, 3/15/2028	500,000	533,655
Series E 5.00%, 8/15/2018	400,000	483,012
Series A 5.00%, 3/15/2020	1,000,000	1,221,710
Series C 5.00%, 3/15/2025	4,550,000	5,340,562
Series B 5.25%, 2/15/2022	500,000	603,590
New York, State Dormitory Authority, State Income Tax Revenue:
Series E 4.50%, 3/15/2036	790,000	840,813
Series A 5.00%, 2/15/2020	7,850,000	9,579,198
5.00%, 7/1/2021	700,000	850,073
5.00%, 2/15/2029	750,000	867,045
New York, State Environmental Facilities Corp. Revenue Series A 5.13%, 6/15/2038	1,000,000	1,117,020
New York, State General Obligation:
3.00%, 3/1/2017	4,255,000	4,657,395
4.00%, 3/1/2018	1,030,000	1,190,886
Series E 5.00%, 8/1/2018	635,000	763,930
Series A-1 5.25%, 8/15/2028	760,000	870,329
New York, State Housing Finance Agency, Personal Income Tax Revenue Series A 5.00%, 3/15/2039	2,760,000	3,050,104
New York, State Thruway Authority, Personal Income Tax Revenue:
5.00%, 3/15/2022	6,510,000	7,869,744
Series A 5.00%, 3/15/2028	2,000,000	2,315,040
Series A 5.00%, 3/15/2029	2,000,000	2,315,720

See accompanying notes to financial statements.

SPDR Nuveen Barclays Capital Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

New York, State Thruway Authority, Second General Highway & Bridge Trust Fund Series A 5.00%, 4/1/2021	$500,000	$577,115
New York, State Urban Development Corp., Revenue:
Series A 4.00%, 3/15/2041	1,470,000	1,501,370
5.00%, 1/1/2014	3,600,000	3,843,900
Series A-1 5.00%, 12/15/2016	2,630,000	3,110,080
Series B-1 5.00%, 3/15/2036	1,000,000	1,108,920
New York, Triborough Bridge & Tunnel Authority Revenue Series A 5.00%, 1/1/2023	11,500,000	13,969,395
Oyster Bay, NY, General Obligation 4.00%, 8/15/2026	3,910,000	4,112,851

		196,349,989

NORTH CAROLINA — 3.3%
Charlotte, NC, General Obligation Series B 5.00%, 6/1/2022	475,000	572,935
Charlotte, NC, Water & Sewer System Revenue 5.00%, 7/1/2038	8,585,000	9,549,611
Mecklenburg County, NC, General Obligation:
Series A 4.00%, 8/1/2015	3,135,000	3,470,100
Series A 5.00%, 8/1/2015	1,000,000	1,137,350
North Carolina, State Capital Improvement Revenue:
Series A 4.50%, 5/1/2026	4,500,000	5,143,005
Series A 5.00%, 5/1/2016	3,000,000	3,467,220
Series A 5.00%, 5/1/2017	2,125,000	2,518,656
Series C 5.00%, 5/1/2028	905,000	1,055,800
North Carolina, State General Obligation Series A 5.00%, 3/1/2018	2,165,000	2,634,675
North Carolina, State Grant Anticipation Revenue 5.00%, 3/1/2019	1,930,000	2,345,394
North Carolina, University of North Carolina-Chapel Hill, Revenue 5.00%, 12/1/2031	3,640,000	4,075,854
Wake County, NC, General Obligation Series C 5.00%, 3/1/2021	825,000	1,040,977

		37,011,577

OHIO — 2.1%
Columbus, OH, General Obligation:
Series A 4.00%, 6/1/2014	10,000,000	10,678,700
Series A 5.00%, 9/1/2018	300,000	360,150
Ohio, State Common Schools, General Obligation Series C 5.00%, 9/15/2015	5,000,000	5,681,350
Ohio, State Water Development Authority, Water Pollution Control Revenue 5.00%, 12/1/2020	2,630,000	3,237,635
Ohio, University of Akron, General Receipts:
Series A 5.00%, 1/1/2033 (a)	1,000,000	1,072,770
Series B 5.25%, 1/1/2023 (a)	1,970,000	2,240,836

		23,271,441

OKLAHOMA — 0.3%
Oklahoma, State Turnpike Authority Series A 5.00%, 1/1/2023	2,000,000	2,409,140
Tulsa County, OK, Educational Facilities Lease Revenue 5.50%, 9/1/2016	535,000	633,467

		3,042,607

OREGON — 1.1%
Oregon, State Department of Transportation Revenue Series A 5.00%, 11/15/2033	1,500,000	1,688,685
Portland, OR, Sewer System Revenue 5.00%, 3/1/2035	4,550,000	5,108,603
Salem-Keizer, OR, School District No. 24J, General Obligation Series B Zero Coupon, 6/15/2028 (b)	9,745,000	5,613,023

		12,410,311

PENNSYLVANIA — 2.4%
Pennsylvania, State General Obligation:
Series A 5.00%, 11/1/2013	1,000,000	1,062,380
5.00%, 3/15/2015	4,750,000	5,307,745
5.00%, 5/15/2015	1,000,000	1,124,320
5.00%, 7/1/2015	5,000,000	5,645,950
5.00%, 3/15/2017	2,630,000	3,121,863
5.00%, 4/15/2021	4,000,000	4,853,000
Series A 5.00%, 5/1/2021	1,340,000	1,646,043
5.00%, 11/15/2022	500,000	620,710
5.00%, 11/15/2023	755,000	925,071
Pennsylvania, Turnpike Commission Revenue:
4.50%, 12/1/2038	300,000	313,239
Series C 6.00%, 6/1/2023 (a)	755,000	896,947
Philadelphia, PA, General Obligation Series A 5.00%, 8/1/2018 (a)	1,870,000	2,138,326

		27,655,594

PUERTO RICO — 0.8%
Commonwealth of Puerto Rico 5.00%, 7/1/2016 (a)	3,250,000	3,604,868
Puerto Rico, Sales Tax Financing Revenue:
Series C Zero Coupon, 8/1/2037 (b)	12,000,000	2,997,360
Series C Zero Coupon, 8/1/2038 (b)	5,000,000	1,175,700
Series A Zero Coupon, 8/1/2044 (a)(b)	4,500,000	730,485

		8,508,413

RHODE ISLAND — 0.0% (c)
Rhode Island, State & Providence Plantations, Consolidated Capital Development Revenue Series A 4.00%, 10/1/2018	475,000	544,246

See accompanying notes to financial statements.

SPDR Nuveen Barclays Capital Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

SOUTH CAROLINA — 1.8%
Charleston, SC, General Obligation:
4.00%, 11/1/2028	$1,000,000	$1,100,420
5.00%, 11/1/2023	1,035,000	1,282,945
South Carolina, State Education Assistance Authority Series I 5.00%, 10/1/2024	980,000	1,079,754
South Carolina, State General Obligation Series A 2.00%, 4/1/2024	3,000,000	2,929,050
South Carolina, State Public Service Authority:
Series E 5.00%, 1/1/2017	2,500,000	2,928,275
Series E 5.00%, 1/1/2040	2,200,000	2,458,742
Series D 5.00%, 12/1/2043	7,950,000	8,800,332

		20,579,518

SOUTH DAKOTA — 0.0% (c)
Sioux Falls, SD, Sales Tax Revenue Series A 3.38%, 11/15/2032	500,000	477,575

TENNESSEE — 1.4%
Memphis, TN, Electric System Revenue 5.00%, 12/1/2018	1,500,000	1,822,545
Nashville & Davidson County, TN, Health & Educational Facilities Board Revenue:
Series A 5.00%, 10/1/2013	2,000,000	2,116,400
Series B 5.00%, 10/1/2039	1,000,000	1,109,300
Shelby County, TN, General Obligation:
Series A 5.00%, 4/1/2019	705,000	864,098
Series A 5.00%, 3/1/2024	8,290,000	10,489,171

		16,401,514

TEXAS — 7.6%
Austin, TX, General Obligation 5.00%, 9/1/2022	570,000	719,859
Austin, TX, Water & Wastewater System Revenue 5.00%, 11/15/2041	1,500,000	1,685,865
Cypress-Fairbanks, TX, Independent School District, General Obligation 5.00%, 2/15/2025 (a)	500,000	596,715
Dallas, TX, Area Rapid Transit, Sales Tax Revenue Series A 5.00%, 12/1/2015	6,785,000	7,767,536
Dallas, TX, Civic Center Convention Complex Revenue:
5.00%, 8/15/2028 (a)	700,000	775,320
5.25%, 8/15/2038 (a)	510,000	557,675
Dallas, TX, General Obligation:
Series A 5.00%, 2/15/2019	1,250,000	1,519,975
5.00%, 2/15/2021	425,000	507,535
Garland, TX, General Obligation 5.00%, 2/15/2023	400,000	481,192
Harris County, TX, Metropolitan Transit Authority, Sales & Use Tax Revenue Series A 5.00%, 11/1/2031	5,395,000	6,158,177
Harris County, TX, Flood Control District Series A 5.00%, 10/1/2039	1,585,000	1,769,430
Harris County, TX, General Obligation:
Series A 4.75%, 3/1/2020	600,000	711,780
5.00%, 10/1/2021	500,000	617,250
5.00%, 10/1/2024	7,000,000	8,370,250
5.00%, 10/1/2025	400,000	474,680
Harris County, TX, Revenue Series C 5.00%, 8/15/2049	500,000	539,325
Harris County, TX, Road Revenue Series B 5.25%, 8/15/2047	3,000,000	3,258,960
Houston, TX, Airport System Revenue, Senior Lien Series A 5.50%, 7/1/2034	1,850,000	2,079,141
Houston, TX, General Obligation:
Series A 5.00%, 3/1/2022	2,000,000	2,403,440
Series D-1 5.00%, 10/1/2029	500,000	590,085
Houston, TX, Utility System Revenue Series A 5.25%, 11/15/2031 (a)	4,600,000	5,252,648
Hurst-Euless-Bedford, TX, Independent School District, General Obligation 5.00%, 8/15/2021	2,500,000	3,013,225
La Joya, TX, Independent School District, General Obligation 5.00%, 2/15/2034 (a)	3,300,000	3,608,088
Leander, TX, Independent School District, General Obligation Series A Zero Coupon, 8/15/2034 (a)(b)	10,000,000	3,920,000
Liberty Hill, TX, Independent School District 5.00%, 8/1/2035 (a)	1,000,000	1,129,290
San Antonio, TX, General Obligation:
5.00%, 2/1/2018	2,450,000	2,953,279
5.00%, 2/1/2019	3,000,000	3,675,840
San Antonio, TX, Independent School District, General Obligation 5.00%, 8/15/2025 (a)	2,000,000	2,383,460
Texas, State General Obligation 4.75%, 4/1/2037	1,940,000	2,096,422
Texas, State Public Finance Authority:
Series A 5.00%, 7/1/2014	1,735,000	1,894,030
Series A 5.00%, 1/1/2017	1,100,000	1,257,421
Series B 5.00%, 1/1/2018	500,000	563,325
Series B 5.00%, 7/1/2018	825,000	929,486
Texas, State Transportation Commission 5.00%, 4/1/2024	2,125,000	2,432,509
Texas, State Water Development Board, Revenue, Sub Lien A-1 5.00%, 7/15/2015	6,370,000	7,222,051
University of Texas, Revenue:
Series A 4.00%, 8/15/2021	500,000	586,545
Series B 5.00%, 8/15/2017	500,000	601,345

See accompanying notes to financial statements.

SPDR Nuveen Barclays Capital Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Williamson, TX, General Obligation 5.00%, 2/15/2032	$625,000	$710,269

		85,813,423

UTAH — 0.6%
Central Utah, Water Conservancy District, General Obligation Series A 5.00%, 4/1/2028	550,000	645,062
Utah, State General Obligation Series A 5.00%, 7/1/2022	880,000	1,112,742
Utah, Transport Authority Sales Tax Revenue:
Series A 5.00%, 6/15/2028	410,000	470,926
Series A 5.00%, 6/15/2036 (a)	3,850,000	4,248,668

		6,477,398

VIRGINIA — 2.4%
Fairfax County, VA, General Obligation:
Series A 3.00%, 4/1/2026	3,180,000	3,241,692
Series A 5.00%, 4/1/2030	450,000	531,225
Montgomery County, VA, Industrial Development Authority Revenue 5.00%, 2/1/2024	445,000	496,878
Virginia, College Building Authority, Educational Facilities Revenue:
5.00%, 9/1/2022	5,945,000	7,150,408
5.00%, 2/1/2027	3,620,000	4,268,450
Virginia, State Public Building Authority, Public Facilities Revenue:
Series B 5.00%, 8/1/2017	3,030,000	3,629,607
Series B 5.25%, 8/1/2027	2,000,000	2,308,040
Virginia, State Public School Authority Revenue Series B-1 5.00%, 8/1/2017	820,000	984,066
Virginia, State Resources Authority, Revenue Series B 5.00%, 11/1/2028	3,540,000	4,047,778
Virginia, State Transportation Board Revenue 5.00%, 5/15/2014	500,000	542,405

		27,200,549

WASHINGTON — 5.2%
Central Puget Sound, WA, Regional Transit Authority, Sales & Use Tax Revenue:
Series A 5.00%, 11/1/2032 (a)	3,000,000	3,357,180
Series A 5.00%, 11/1/2036	2,000,000	2,218,180
Energy Northwest Washington, Electricity Revenue Series A 5.00%, 7/1/2014	1,000,000	1,091,450
Energy Northwest, WA, Electric Revenue Series A 5.00%, 7/1/2017	4,195,000	5,009,627
Snohomish County, WA, School District No. 201 5.25%, 12/1/2024	2,825,000	3,331,579
Washington, State General Obligation:
Series D 4.00%, 2/1/2030	1,000,000	1,049,490
Series D 4.00%, 2/1/2037	12,500,000	12,739,000
Series R 5.00%, 7/1/2016	10,000,000	11,692,900
Series A 5.00%, 7/1/2023	900,000	1,055,124
Series D 5.00%, 1/1/2027	6,945,000	7,952,997
Series A 5.00%, 7/1/2032	2,000,000	2,267,260
Series C 5.00%, 6/1/2041	7,000,000	7,757,680

		59,522,467

WISCONSIN — 1.5%
Milwaukee, WI, General Obligation, Promissory Notes Series N1 5.00%, 2/1/2019	11,020,000	13,356,130
Wisconsin, State General Obligation:
4.00%, 11/1/2016	1,300,000	1,474,005
Series C 5.00%, 5/1/2014	2,000,000	2,166,100

		16,996,235

TOTAL MUNICIPAL BONDS & NOTES —
(Cost $1,059,299,132)		1,124,227,153

	Shares
SHORT TERM INVESTMENT — 0.5%
MONEY MARKET FUND — 0.5%
State Street Institutional Tax Free Money Market Fund 0.00% (d)(e)(f) (Cost $5,402,072)	5,402,072	5,402,072

TOTAL INVESTMENTS — 99.5% (g)
(Cost $1,064,701,204)		1,129,629,225
OTHER ASSETS & LIABILITIES — 0.5%		5,967,139

NET ASSETS — 100.0%		$1,135,596,364

(a)	Bond is insured by one of these companies:

		As a % of
	Insurance Coverage	Net Assets

	Assured Guaranty Municipal Corp.	3.29%
	Assured Guaranty Corp.	1.68%
	Permanent School Fund Guaranteed	1.02%
	National Public Finance Guarantee Corp.	0.29%

(b)	Non-income producing security.
(c)	Amount shown represents less than 0.05% of net assets.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Value is determined based on Level 1 inputs. (Note 2)
(g)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)
Escrow to Maturity = Bonds bearing this description are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

See accompanying notes to financial statements.

SPDR Nuveen Barclays Capital California Municipal Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount	Value

MUNICIPAL BONDS & NOTES — 99.1%
CALIFORNIA — 97.9%
Alameda County, CA, Joint Powers Authority, Lease Revenue 5.00%, 12/1/2034 (a)	$1,760,000	$1,858,736
Bakersfield, CA, Wastewater Revenue Series A 5.00%, 9/15/2032 (a)	300,000	326,538
California, Bay Area Toll Authority Revenue 5.13%, 4/1/2039	125,000	138,279
California, State Department of Water Resources:
Series M 4.00%, 5/1/2019	2,000,000	2,323,060
Series H 4.38%, 5/1/2022 (a)	1,150,000	1,293,991
Series L 5.00%, 5/1/2017	500,000	596,260
Series L 5.00%, 5/1/2019	1,540,000	1,888,256
Series AJ 5.00%, 12/1/2021	400,000	509,496
Series AE 5.00%, 12/1/2022	1,000,000	1,195,210
Series AF 5.00%, 12/1/2026	660,000	773,368
California, State Public Works Board, Lease Revenue 5.00%, 4/1/2034	340,000	366,551
California, State University Revenue Series A 5.00%, 11/1/2033 (a)	1,500,000	1,594,755
Chaffey Community College District, CA, Election of 2002 Series C 5.00%, 6/1/2032 (a)	1,000,000	1,094,400
Eastern Municipal Water District, CA, Water & Sewer Revenue:
Series H 5.00%, 7/1/2033	160,000	173,315
Series H 5.00%, 7/1/2035	1,000,000	1,076,490
El Dorado, CA, Irrigation District, Certificates of Participation Series A 6.25%, 8/1/2029 (a)	1,200,000	1,317,672
Grossmont, CA, Union High School District, Election of 2004 5.00%, 8/1/2033	1,780,000	1,935,020
Long Beach, CA, Unified School District, General Obligation 5.00%, 8/1/2029	1,000,000	1,148,350
Los Angeles County, CA, Metropolitan Transportation Authority, Sales Tax Revenue:
5.00%, 6/1/2020	1,900,000	2,382,714
5.00%, 7/1/2026	2,450,000	2,861,036
Los Angeles, CA, Community College District, General Obligation:
Series F-1 5.00%, 8/1/2026	100,000	113,640
Series A 5.00%, 8/1/2032 (a)	1,000,000	1,104,830
Los Angeles, CA, Department of Airports Revenue:
Series A 5.00%, 5/15/2021	1,000,000	1,190,710
Series D 5.00%, 5/15/2040	1,000,000	1,095,070
Series C 5.25%, 5/15/2038	145,000	157,057
Los Angeles, CA, Department of Water & Power:
Series A 4.00%, 7/1/2013	100,000	103,712
Series A-1 5.00%, 7/1/2023 (a)	400,000	453,656
5.00%, 7/1/2037 (a)	200,000	212,964
Series A 5.00%, 7/1/2041	1,500,000	1,655,895
Los Angeles, CA, Harbor Department Revenue:
Series A 5.00%, 8/1/2029	1,515,000	1,720,192
Series C 5.25%, 8/1/2023	700,000	836,080
Los Angeles, CA, Unified School District, General Obligation:
Series A-1 4.00%, 7/1/2016	250,000	280,403
Series KY 5.00%, 7/1/2015	2,325,000	2,616,508
Series F 5.00%, 1/1/2034	1,000,000	1,107,960
Series D 5.25%, 7/1/2025	1,500,000	1,733,865
Los Angeles, CA, Wastewater System Revenue:
Series B 5.00%, 6/1/2030	1,000,000	1,149,910
5.00%, 6/1/2039	500,000	545,000
Los Angeles, CA, Water Utility, General Obligation Series A 4.00%, 9/1/2018	1,000,000	1,154,090
Los Rios, CA, Community College District Election of 2008 Series A 5.00%, 8/1/2035	340,000	377,604
Marin, CA, Water District Financing Authority Series A 5.00%, 7/1/2044	1,000,000	1,124,630
Metropolitan Water District of Southern California:
Series C 4.00%, 10/1/2017	250,000	288,600
Series C 5.00%, 10/1/2027	1,500,000	1,959,360
Series A 5.00%, 1/1/2031	850,000	960,253
Newport Mesa, CA, Unified School District Election of 2005 Zero Coupon, 8/1/2041 (b)	4,000,000	655,920
Oakland, CA, Joint Powers Financing Authority Lease Revenue Series B 5.00%, 8/1/2022 (a)	800,000	883,056
Palomar, CA, Community College District Election of 2006 Series B Zero Coupon, 8/1/2039 (b)	1,410,000	792,279
Pasadena, CA, Unified School District, General Obligation 5.00%, 5/1/2034 (c)	1,000,000	1,128,160
Poway, CA, Unified School District, General Obligation Zero Coupon, 8/1/2046 (b)	6,000,000	970,080
Riverside, CA, Electric Revenue Series D 5.00%, 10/1/2027 (a)	835,000	928,837
Sacramento, CA, Municipal Utility District, Electric Revenue:
Series U 5.00%, 8/15/2022 (a)	550,000	636,234
Series U 5.00%, 8/15/2023 (a)	1,000,000	1,147,560
San Bernardino, CA, Community College District:
Series B Zero Coupon, 8/1/2028 (b)	1,050,000	506,321
Series D Zero Coupon, 8/1/2032 (b)	2,290,000	866,650
San Diego County, CA, Regional Transportation Commission Revenue Series A 5.00%, 4/1/2042	1,000,000	1,120,210

See accompanying notes to financial statements.

SPDR Nuveen Barclays Capital California Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

San Diego County, CA, Water Authority Revenue, Certificates of Participation:
Series 2008-A 5.00%, 5/1/2015 (a)	$200,000	$223,332
Series 2008-A 5.00%, 5/1/2018 (a)	200,000	239,376
San Diego, CA, Community College District 5.00%, 8/1/2028	500,000	594,500
San Diego, CA, Community College District Election of 2006 5.00%, 8/1/2032 (a)	1,000,000	1,101,350
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue Series A 5.25%, 5/15/2039	500,000	559,405
San Diego, CA, Public Facilities Financing Authority, Water Revenue:
Series A 5.00%, 8/1/2024	1,000,000	1,187,330
Series A 5.00%, 8/1/2028	330,000	388,255
San Diego, CA, Unified School District Election of 2008 Series A Zero Coupon, 7/1/2028 (b)	3,000,000	1,403,040
San Francisco, CA, Bay Area Rapid Transit District Election of 2004 Series B 5.00%, 8/1/2022	500,000	593,220
San Francisco, CA, City & County Public Utilities Commission, Water Revenue:
Series A 4.25%, 11/1/2031	535,000	565,351
Series D 5.00%, 11/1/2015	1,000,000	1,142,370
Series A 5.00%, 11/1/2032	1,110,000	1,254,611
San Francisco, CA, City & County Unified School District Election of 2006 Series B 5.25%, 6/15/2022	800,000	942,792
San Joaquin County, CA, Transportation Authority, Sales Tax Revenue:
Series A 5.00%, 3/1/2027	1,000,000	1,155,550
Series A 5.50%, 3/1/2041	300,000	346,152
San Juan, CA, Public Power Agency Project Revenue Series L 5.00%, 7/1/2022 (a)	100,000	113,646
San Marcos, CA, Schools Financing Authority, Lease Revenue:
Zero Coupon, 8/15/2031 (a)(b)	1,000,000	392,790
Zero Coupon, 8/15/2034 (a)(b)	1,110,000	360,617
San Marcos, CA, Unified School District Election of 2010 Series A 5.00%, 8/1/2038	1,000,000	1,089,730
San Ramon Valley, CA, Unified School District 5.00%, 8/1/2028 (c)	1,000,000	1,169,880
Santa Clara County, CA, Financing Authority, Lease Revenue:
Series L 5.00%, 5/15/2028	750,000	822,015
Series L 5.25%, 5/15/2036	1,000,000	1,085,340
Santa Clara Valley, CA, Transportation Authority, Sales Tax Revenue Series A 5.00%, 4/1/2036 (a)	500,000	537,435
Santa Clara Valley, CA, Water District, Certificates of Participation Series A 5.00%, 6/1/2037 (a)	500,000	535,615
Southern California Public Power Authority:
5.00%, 7/1/2022	1,000,000	1,213,900
5.00%, 7/1/2030	1,500,000	1,684,515
Stanford University, Educational Facilities Authority Revenue:
Series T-4 5.00%, 3/15/2014	660,000	711,797
Series T-1 5.00%, 3/15/2039	350,000	474,793
Sweetwater, CA, Union High School District Election of 2006 Series A 5.00%, 8/1/2038 (a)	565,000	598,928
University of California, Revenue:
Series E 4.00%, 5/15/2019	2,010,000	2,320,826
Series K 5.00%, 5/15/2020 (a)	250,000	279,808
Series Q 5.25%, 5/15/2023	1,000,000	1,159,900
University of Southern California, Educational Facilities Authority Revenue Series A 5.00%, 10/1/2039	500,000	554,990
Yosemite, CA, Community College District, General Obligation Zero Coupon, 8/1/2042 (b)	500,000	181,715

		83,415,667

PUERTO RICO — 1.2%
Puerto Rico, Sales Tax Financing Revenue:
Series C Zero Coupon, 8/1/2037 (b)	2,000,000	499,560
Series C Zero Coupon, 8/1/2038 (b)	1,000,000	235,140
Series A Zero Coupon, 8/1/2044 (a)(b)	1,500,000	243,495

		978,195

TOTAL MUNICIPAL BONDS & NOTES —
(Cost $77,883,689)		84,393,862

	Shares
SHORT TERM INVESTMENT — 2.5%
MONEY MARKET FUND — 2.5%
State Street Institutional Tax Free Money Market Fund 0.00% (d)(e)(f) (Cost $2,176,895)	2,176,895	2,176,895

TOTAL INVESTMENTS — 101.6% (g)
(Cost $80,060,584)		86,570,757
OTHER ASSETS & LIABILITIES — (1.6)%		(1,377,476)

NET ASSETS — 100.0%		$85,193,281

See accompanying notes to financial statements.

SPDR Nuveen Barclays Capital California Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

(a)	Bond is insured by one of these companies:

		As a % of
	Insurance Coverage	Net Assets

	Assured Guaranty Municipal Corp.	12.70%
	National Public Finance Guarantee Corp.	3.82%
	Assured Guaranty Corp.	2.58%
	Ambac Financial Group	1.41%

(b)	Non-income producing security.
(c)	When-issued security.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Value is determined based on Level 1 inputs. (Note 2)
(g)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR Nuveen Barclays Capital New York Municipal Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount	Value

MUNICIPAL BONDS & NOTES — 98.4%
NEW YORK — 96.4%
Albany County, NY, Airport Authority Revenue Series A 4.00%, 12/15/2024 (a)	$300,000	$312,222
Erie County, NY, Industrial Development Agency Revenue Series A 5.75%, 5/1/2024 (a)	500,000	586,270
Nassau County, NY, General Obligation:
Series C 5.00%, 7/1/2015 (a)	500,000	557,495
Series C 5.13%, 10/1/2035 (a)	100,000	108,114
Nassau County, NY, Interim Finance Authority Revenue:
Series A 3.00%, 11/15/2014	400,000	421,796
Series A 5.00%, 11/15/2014	100,000	110,126
Nassau County, NY, Sewer & Storm Water Finance Authority System, Revenue Series A 5.38%, 11/1/2028	400,000	456,548
New York & New Jersey, Port Authority Revenue:
4.00%, 12/1/2022	300,000	339,543
5.00%, 7/15/2022	100,000	115,847
5.00%, 7/15/2039	500,000	556,160
New York City, NY, Cultural Resource Revenue, Museum of Modern Art Series A-1 5.00%, 4/1/2031	300,000	341,763
New York, NY, City Transitional Finance Authority Revenue:
Series D 3.20%, 11/1/2018	140,000	156,274
Series B 5.00%, 11/1/2015	200,000	228,688
Series E 5.00%, 11/1/2017	500,000	602,540
Series A 5.00%, 11/1/2018	100,000	121,842
Series B 5.00%, 11/1/2018	200,000	245,042
Series S-5 5.00%, 1/15/2026	200,000	228,002
Series S-1A 5.25%, 7/15/2037	500,000	566,810
Series S-4 5.50%, 1/15/2033	500,000	573,280
New York, NY, General Obligation:
Series A 3.00%, 8/1/2017	200,000	217,662
Series E 4.00%, 8/1/2022	250,000	287,020
Series K 5.00%, 8/1/2013	200,000	210,144
Series C 5.00%, 8/1/2017	825,000	978,813
Series E 5.00%, 8/1/2021	300,000	363,540
Series G 5.00%, 8/1/2023	105,000	120,722
Series C 5.00%, 8/1/2024	950,000	1,101,059
Series E 5.00%, 8/1/2025	775,000	893,893
Series A-1 5.00%, 8/1/2035	250,000	279,340
New York, NY, Liberty Development Corp. Revenue:
5.13%, 1/15/2044	500,000	543,355
5.25%, 12/15/2043	500,000	564,265
New York, NY, Municipal Water Finance Authority Revenue:
Series EE 4.00%, 6/15/2045	255,000	251,772
Series HH 5.00%, 6/15/2032	1,000,000	1,139,870
Series GG-2 5.00%, 6/15/2035	100,000	110,603
Series AA 5.00%, 6/15/2044	500,000	552,310
Series DD 5.25%, 6/15/2024	200,000	234,056
Series EE 5.38%, 6/15/2043	370,000	424,120
Series A 5.63%, 6/15/2024	130,000	155,401
New York, State Bridge Authority General Obligation 4.00%, 1/1/2027	500,000	539,735
New York, State Dormitory Authority Revenue:
4.00%, 1/15/2022	500,000	545,075
Series C 5.00%, 10/1/2031 (a)	600,000	654,276
New York, State Dormitory Authority Revenue, Columbia University 5.00%, 7/1/2038	250,000	278,963
New York, State Dormitory Authority Revenue, Cornell University:
Series A 5.00%, 7/1/2034	355,000	400,181
Series A 5.00%, 7/1/2039	300,000	334,770
New York, State Dormitory Authority Revenue, Fordham University:
Series A 5.00%, 3/15/2017	100,000	118,449
5.00%, 10/1/2019 (a)	125,000	143,801
Series B 5.00%, 7/1/2033 (a)	500,000	538,525
New York, State Dormitory Authority Revenue, New York University Series A 5.00%, 7/1/2029	240,000	263,647
New York, State Dormitory Authority Revenue, Non State Supported Debt Series E 5.00%, 1/1/2019	250,000	298,955
New York, State Dormitory Authority, State Personal Income Tax Revenue:
Series B 5.00%, 2/15/2018	125,000	149,350
Series B 5.00%, 3/15/2028	260,000	301,392
New York, State Environmental Facilities Corp. Revenue:
Series A 5.00%, 6/15/2018	250,000	304,987
5.00%, 6/15/2036	500,000	557,160
5.00%, 6/15/2041	250,000	277,365
Series A 5.25%, 12/15/2026	200,000	236,462
New York, State Housing Finance Agency, Personal Income Tax Revenue Series A 5.00%, 3/15/2039	550,000	607,810
New York, State Local Government Assistance Corp. Revenue:
Series C 5.00%, 4/1/2018	200,000	241,898
Series A 5.00%, 4/1/2020	435,000	517,620
New York, State Municipal Bond Bank Agency Series C-1 5.00%, 2/15/2016 (a)	200,000	225,416
New York, State Power Authority Series C 5.00%, 11/15/2020 (a)	250,000	290,150
New York, State Thruway Authority, General Revenue Series B 5.00%, 4/1/2027	300,000	331,479
New York, State Thruway Authority, Second General Highway & Bridge Trust:
Series A-1 5.00%, 4/1/2021	300,000	368,313
Series B 5.00%, 4/1/2029	300,000	336,738
New York, State Urban Development Corp. Revenue:
Series A 4.00%, 3/15/2024	500,000	555,790

See accompanying notes to financial statements.

SPDR Nuveen Barclays Capital New York Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Series A 5.00%, 3/15/2016	$250,000	$288,937
5.00%, 12/15/2017	200,000	241,226
New York, Triborough Bridge & Tunnel Authority Revenue:
Series A 5.00%, 1/1/2023	500,000	607,365
5.00%, 11/15/2033	250,000	280,825
Oyster Bay, NY, General Obligation 4.00%, 8/15/2026	740,000	778,391
State of New York, General Obligation Series C 4.50%, 2/1/2020	200,000	239,944
Suffolk County, NY, Water Authority 5.00%, 6/1/2021	500,000	625,035

		27,536,337

PUERTO RICO — 2.0%
Puerto Rico, Sales Tax Financing Revenue:
Series C Zero Coupon, 8/1/2037 (b)	1,000,000	249,780
Series C Zero Coupon, 8/1/2038 (b)	500,000	117,570
Series A Zero Coupon, 8/1/2044 (a)(b)	1,335,000	216,710

		584,060

TOTAL MUNICIPAL BONDS & NOTES —
(Cost $26,586,021)		28,120,397

	Shares
SHORT TERM INVESTMENT — 0.4%
MONEY MARKET FUND — 0.4%
State Street Institutional Tax Free Money Market Fund 0.00% (c)(d)(e) (Cost $108,090)	108,090	108,090

TOTAL INVESTMENTS — 98.8% (f)
(Cost $26,694,111)		28,228,487
OTHER ASSETS & LIABILITIES — 1.2%		328,518

NET ASSETS — 100.0%		$28,557,005

(a)	Bond is insured by one of these companies:

		As a % of
	Insurance Coverage	Net Assets

	Assured Guaranty Municipal Corp.	5.60%
	Assured Guaranty Corp.	5.34%
	National Public Finance Guarantee Corp.	1.77%

(b)	Non-income producing security.
(c)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	Value is determined based on Level 1 inputs. (Note 2)
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount	Value

MUNICIPAL BONDS & NOTES — 98.9%
ALABAMA — 0.7%
Alabama, Federal Aid Highway Finance Authority 4.00%, 3/1/2016	$5,000,000	$5,556,100
Alabama, Public School & College Authority Revenue:
5.00%, 5/1/2014	850,000	919,454
Series A 5.00%, 5/1/2014	1,500,000	1,622,565
Series A 5.00%, 5/1/2016	1,450,000	1,671,081
Series A 5.00%, 3/1/2017	1,000,000	1,177,500

		10,946,700

ALASKA — 0.1%
Alaska, State Municipal Bond Bank Authority Revenue 5.00%, 9/1/2016	1,000,000	1,167,740

ARIZONA — 1.7%
Arizona, Phoenix Civic Improvement Corp., Water System Revenue Series A 5.00%, 7/1/2017	1,775,000	2,119,687
Arizona, Salt River Project, Electrical Systems Revenue:
Series A 3.00%, 1/1/2014	1,070,000	1,112,072
Series B 3.00%, 1/1/2014	5,000,000	5,196,600
Arizona, State Certificates of Participation:
Series A 5.00%, 10/1/2013 (a)	6,500,000	6,855,745
5.00%, 10/1/2014 (a)	10,375,000	11,235,918

		26,520,022

ARKANSAS — 1.2%
Arkansas, State Highway Grant Anticipation & Tax Revenue 4.00%, 8/1/2014	17,000,000	18,243,380

CALIFORNIA — 9.4%
California, State Department of Water Resources Revenue:
Series L 4.00%, 5/1/2015	7,630,000	8,377,435
Series M 4.00%, 5/1/2015	6,000,000	6,587,760
Series L 5.00%, 5/1/2014	5,075,000	5,497,443
Series M 5.00%, 5/1/2014	550,000	595,782
Series L 5.00%, 5/1/2015	6,000,000	6,755,640
Series M 5.00%, 5/1/2016	4,900,000	5,699,288
Contra Costa, CA, Water District Revenue 3.00%, 10/1/2015	11,750,000	12,613,860
Los Angeles County, CA, Metropolitan Transportation Authority Sales Tax Revenue:
3.00%, 7/1/2013	3,000,000	3,082,050
Series A 5.00%, 7/1/2013 (a)	1,000,000	1,046,880
Los Angeles, CA, Department of Water & Power Revenue Series A 4.00%, 7/1/2013	5,000,000	5,185,600
Los Angeles, CA, General Obligation:
Series A 2.50%, 9/1/2014	8,825,000	9,185,501
Series A 5.00%, 9/1/2016	10,000,000	11,681,900
Los Angeles, CA, Unified School District, General Obligation:
Series A-1 4.00%, 7/1/2016	2,500,000	2,804,025
Series I 5.00%, 7/1/2013	2,250,000	2,355,480
Series H 5.00%, 7/1/2014 (a)	3,975,000	4,341,853
Series I 5.00%, 7/1/2014	2,000,000	2,179,980
5.00%, 7/1/2017	1,000,000	1,188,820
Northern California Power Agency Revenue, Hydroelectric No-1 Series C 5.00%, 7/1/2014 (a)	1,500,000	1,625,925
San Diego, CA, County Water Authority Revenue 5.00%, 7/1/2016	10,000,000	11,679,000
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue:
5.00%, 5/15/2014	750,000	813,315
5.00%, 5/15/2015	2,165,000	2,428,892
San Francisco, CA, City & County Public Utilities Commission, Water Revenue Series D 5.00%, 11/1/2015	5,360,000	6,123,103
San Francisco, CA, City & County, Certificates of Participation:
Series B 4.00%, 9/1/2015	5,000,000	5,466,400
Series B 5.00%, 9/1/2016	5,260,000	6,074,721
San Francisco, CA, City & County, General Obligation Series A 5.00%, 6/15/2014	10,075,000	10,940,946
San Francisco, CA, Unified School District, General Obliagtion 5.00%, 6/15/2017	8,170,000	9,707,921
Southern California, State Public Power Authority Revenue 5.00%, 7/1/2016	725,000	844,618

		144,884,138

COLORADO — 1.1%
Colorado, State Department of Transportation Revenue 5.00%, 12/15/2016	10,000,000	11,815,800
Colorado, State Higher Education Capital Construction Lease Program, Certificates of Participation 5.00%, 11/1/2016	2,085,000	2,406,278
Denver, CO, City & County General Obligation 5.50%, 8/1/2016	1,900,000	2,262,976

		16,485,054

CONNECTICUT — 4.3%
Connecticut, State General Obligation:
Series D 3.00%, 11/1/2016	3,500,000	3,826,445
Series D 5.00%, 11/1/2013	1,000,000	1,061,830
Series A 5.00%, 1/1/2014	1,000,000	1,067,910
Series D 5.00%, 1/1/2014	450,000	480,560
Series F 5.00%, 12/1/2014	13,750,000	15,224,137
Series A 5.00%, 1/1/2015	12,750,000	14,133,885
5.00%, 3/15/2015	5,000,000	5,585,650
Series D 5.00%, 12/1/2016	500,000	590,485

See accompanying notes to financial statements.

SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Connecticut, State Health & Educational Facility Authority Revenue Series A-4 5.00%, 7/1/2049 (b)	$5,000,000	$5,582,450
Connecticut, State Special Tax Obligation Revenue:
Series B 3.00%, 12/1/2013	300,000	311,265
Series A 5.00%, 12/1/2013	5,575,000	5,940,609
Series A 5.00%, 12/1/2014	3,750,000	4,143,450
5.00%, 11/1/2015	500,000	569,945
Series 1 5.00%, 2/1/2016	3,100,000	3,563,512
Series A 5.00%, 11/1/2016	2,650,000	3,116,930
University of Connecticut, Revenue Series A 3.00%, 2/15/2014	415,000	431,695

		65,630,758

DELAWARE — 1.6%
Delaware, State General Obligation:
Series 2009C 2.00%, 10/1/2014	225,000	233,170
Series 2009A 5.00%, 1/1/2014	1,200,000	1,283,904
Series A 5.00%, 7/1/2015	4,000,000	4,535,880
Delaware, State Transportation Authority System Revenue 5.00%, 7/1/2017	15,500,000	18,518,160

		24,571,114

DISTRICT OF COLUMBIA — 0.3%
District of Columbia, Income Tax Revenue:
Series B 4.00%, 12/1/2013	2,000,000	2,102,840
Series A 5.00%, 12/1/2016	2,000,000	2,358,140

		4,460,980

FLORIDA — 4.5%
Florida, State Board of Education, General Obligation:
Series B 5.00%, 6/1/2014	500,000	543,615
Series C 5.00%, 6/1/2014	9,585,000	10,421,100
Florida, State General Obligation Series B 5.00%, 7/1/2014	8,070,000	8,799,609
Florida, State Hurricane Catastrophe Fund Revenue:
Series A 5.00%, 7/1/2014	2,000,000	2,165,000
Series A 5.00%, 7/1/2016	5,485,000	6,269,081
Jacksonville, FL, Special Tax Revenue:
Series B 5.00%, 10/1/2013	7,705,000	8,129,700
5.00%, 10/1/2014	9,120,000	10,032,547
Series B 5.00%, 10/1/2015	7,705,000	8,716,358
Lakeland, FL, Energy Systems Revenue 5.00%, 10/1/2015 (a)	7,510,000	8,345,337
Miami-Dade County, FL, Water & Sewer Revenue:
4.00%, 10/1/2013	150,000	156,799
Series B 5.00%, 10/1/2014 (a)	3,250,000	3,546,920
Tampa Bay, FL, Water Revenue 5.00%, 10/1/2013	1,500,000	1,586,715

		68,712,781

GEORGIA — 4.0%
Fulton County, GA, Water & Sewer Revenue 5.00%, 1/1/2017	2,430,000	2,839,309
Georgia, State Environmental Loan Acquisition Corp. Revenue 2.40%, 3/15/2016	3,270,000	3,317,480
Georgia, State General Obligation:
Series A 3.00%, 1/1/2014	200,000	208,046
Series B 4.00%, 1/1/2015	1,000,000	1,087,760
Series E-2 4.00%, 9/1/2016	4,400,000	5,007,200
Series F 5.00%, 12/1/2013	2,250,000	2,399,198
Series C 5.00%, 7/1/2014	5,000,000	5,463,550
Series G 5.00%, 11/1/2014	6,535,000	7,232,350
5.00%, 12/1/2014	500,000	555,135
Series D 5.00%, 5/1/2015	600,000	676,110
Series E 5.00%, 7/1/2016	2,990,000	3,507,778
Series I 5.00%, 11/1/2016	7,480,000	8,860,958
Series F 5.00%, 12/1/2016	4,790,000	5,688,891
Georgia, State Road & Tollway Authority Revenue:
Series A 5.00%, 3/1/2014	500,000	538,345
Series A 5.00%, 3/1/2016	4,590,000	5,319,122
Series A 5.00%, 6/1/2016	2,000,000	2,319,000
Series A 5.00%, 6/1/2017	1,040,000	1,235,364
Gwinnett Country, GA, Water & Sewer Authority Revenue 5.00%, 8/1/2016	4,000,000	4,691,080

		60,946,676

HAWAII — 1.0%
Hawaii, State General Obligation:
2.25%, 11/1/2013	250,000	256,463
Series DT 4.00%, 11/1/2014	2,000,000	2,163,340
Series DG 5.00%, 7/1/2012 (a)	120,000	120,000
Series DK 5.00%, 5/1/2014	1,000,000	1,083,620
Series DY 5.00%, 2/1/2015	1,000,000	1,112,680
Series EA 5.00%, 12/1/2016	1,965,000	2,315,929
Honolulu, HI, City & County General Obligation:
Series A 2.75%, 4/1/2014	1,750,000	1,822,432
Series B 5.25%, 7/1/2014 (a)	3,875,000	4,248,550
5.25%, 7/1/2016 (a)	2,250,000	2,644,245

		15,767,259

ILLINOIS — 1.2%
Chicago, IL, Water Revenue 5.00%, 11/1/2014 (a)	1,500,000	1,644,285
Cook County, IL, General Obligation Series A 5.00%, 11/15/2016	1,755,000	2,026,183
Illinois, State Sales Tax Revenue:
Series B 3.00%, 6/15/2014	1,675,000	1,754,596
3.00%, 6/15/2016	2,000,000	2,159,160
5.00%, 6/15/2015	2,575,000	2,886,678
Illinois, University of Chicago, Educational Facilities Authority Revenue Series B 1.88%, 7/1/2036 (b)	5,000,000	5,125,100

See accompanying notes to financial statements.

SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

University of Illinois, Certificates of Participation Sereis B 5.00%, 10/1/2015 (a)	$2,420,000	$2,699,776

		18,295,778

INDIANA — 0.7%
Indiana, State Finance Authority Revenue Series A 5.00%, 2/1/2015	1,250,000	1,389,487
Indiana, State Finance Authority, Lease Revenue:
Series A-1 5.00%, 11/1/2014	5,000,000	5,454,250
Series A-1 5.00%, 11/1/2016	2,665,000	3,073,225
Purdue University, Revenue Series Z-1 5.00%, 7/1/2014	500,000	545,100

		10,462,062

IOWA — 0.2%
Iowa, State Finance Authority Revenue 5.00%, 8/1/2016	1,000,000	1,164,880
Iowa, State General Obligation Series A 5.00%, 6/1/2017	1,610,000	1,912,439

		3,077,319

KENTUCKY — 0.8%
Kentucky, State Infrastructure Authority Revenue Series A 5.00%, 2/1/2017	2,035,000	2,412,920
Kentucky, State Property & Buildings Commission Revenue:
5.00%, 8/1/2014	225,000	244,235
Series A 5.00%, 11/1/2014	1,000,000	1,095,700
Series A 5.00%, 8/1/2016	4,690,000	5,418,451
Kentucky, State Turnpike Authority Revenue:
Series A 4.00%, 7/1/2017	1,150,000	1,306,664
5.00%, 7/1/2016	1,865,000	2,163,139

		12,641,109

LOUISIANA — 0.7%
Louisiana, Public Facilities Authority Revenue 4.00%, 6/1/2013 (a)	4,800,000	4,912,752
Louisiana, State General Obligation Series A 5.00%, 5/1/2014	5,000,000	5,413,300

		10,326,052

MARYLAND — 5.1%
Anne Arundel County, MD, General Obligation 5.00%, 4/1/2016	1,000,000	1,160,010
Baltimore County, MD, General Obligation:
5.00%, 2/1/2014	3,230,000	3,466,856
5.00%, 2/1/2016	2,000,000	2,314,380
Maryland, State Department of Transportation Revenue 5.00%, 2/15/2015	1,100,000	1,226,720
Maryland, State Department of Transportation, Revenue:
4.00%, 2/15/2014	2,500,000	2,646,475
5.00%, 5/1/2016	2,000,000	2,326,240
Maryland, State General Obligation:
Series A 3.00%, 3/1/2014	2,875,000	3,001,615
5.00%, 7/15/2013	1,175,000	1,232,881
Series B 5.00%, 8/1/2013	1,000,000	1,050,940
Series C 5.00%, 3/1/2016	2,240,000	2,598,467
Series B 5.00%, 8/1/2016	4,875,000	5,734,463
Series E 5.00%, 8/1/2016	14,500,000	17,056,350
Series C 5.00%, 11/1/2016	1,025,000	1,214,717
Series B 5.25%, 8/15/2014	200,000	220,684
Maryland, State Transportation Authority, Grant & Revenue Anticipation 5.25%, 3/1/2015	1,025,000	1,154,724
Montgomery County, MD, General Obligation:
Series A 5.00%, 8/1/2015	16,250,000	18,449,925
Series A 5.00%, 7/1/2016	3,835,000	4,489,174
Series A 5.00%, 7/1/2016	4,900,000	5,759,117
Washington, MD, Suburban Sanitation District, General Obligation 4.00%, 6/1/2016	2,700,000	3,053,835

		78,157,573

MASSACHUSETTS — 3.7%
Boston, MA, General Obligation Series A 5.00%, 4/1/2016	7,115,000	8,259,234
Boston, MA, Water & Sewer Commission, Water Revenue Series B 5.00%, 11/1/2014	4,545,000	5,023,270
Massachusetts Bay Transportation Authority, Sales Tax Revenue Series A 5.00%, 7/1/2015	1,000,000	1,134,290
Massachusetts, State General Obligation:
Series C 3.00%, 1/1/2014	4,125,000	4,287,195
Series C 4.00%, 12/1/2015	2,915,000	3,247,543
Series A 5.00%, 9/1/2014	1,500,000	1,647,600
Series C 5.00%, 1/1/2015	1,000,000	1,110,640
Series B 5.00%, 7/1/2016	1,000,000	1,165,850
Series A 5.00%, 8/1/2016	3,290,000	3,843,970
Series B 5.00%, 8/1/2016	10,000,000	11,683,800
Series A 5.00%, 3/1/2017	1,305,000	1,545,120
Massachusetts, State School Building Authority, Sales Tax Revenue Series A 5.00%, 8/15/2013 (a)	160,000	168,354
Massachusetts, State Special Obligation Revenue Series A 5.00%, 6/15/2015	2,100,000	2,370,585
Massachusetts, State Transportation Fund Revenue 5.00%, 6/1/2017	9,840,000	11,813,609

		57,301,060

See accompanying notes to financial statements.

SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

MICHIGAN — 1.2%
Michigan, State Finance Authority Revenue Series A 5.00%, 7/1/2017	$10,000,000	$11,861,500
University of Michigan, Revenue Series C 3.00%, 4/1/2014	5,920,000	6,179,059

		18,040,559

MINNESOTA — 3.0%
Minnesota, State General Obligation:
Series F 4.00%, 8/1/2015	350,000	386,733
Series F 4.00%, 8/1/2016	1,075,000	1,219,029
Series A 5.00%, 8/1/2013	9,075,000	9,536,282
Series H 5.00%, 11/1/2013	1,000,000	1,062,660
Series A 5.00%, 6/1/2014	1,675,000	1,822,115
Series D 5.00%, 8/1/2014	2,825,000	3,095,974
Series A 5.00%, 6/1/2015	1,685,000	1,901,876
Series D 5.00%, 8/1/2015	7,675,000	8,714,041
Series A 5.00%, 8/1/2016	400,000	469,636
Series D 5.00%, 8/1/2016	1,000,000	1,174,090
Series E 5.00%, 8/1/2016	1,550,000	1,819,840
Series A 5.00%, 10/1/2016	5,000,000	5,900,950
Northern Municipal Power Agency, Electric System Revenue Series A 5.00%, 1/1/2014 (a)	1,000,000	1,064,500
University of Minnesota, Revenue Series A 5.00%, 12/1/2015	7,000,000	7,988,260

		46,155,986

MISSOURI — 0.7%
Missouri, State Highways & Transportation Commission, State Road Revenue:
Series A 5.00%, 5/1/2014	7,350,000	7,964,607
Series A 5.00%, 5/1/2017	2,990,000	3,571,884

		11,536,491

NEBRASKA — 0.1%
Omaha, NE, Public Power District Electric Revenue Series A 5.00%, 2/1/2016	2,000,000	2,308,240

NEVADA — 0.4%
Clark County, NV, Highway Improvement Revenue 5.00%, 7/1/2016	2,685,000	3,089,173
Clark County, NV, Sales and Excise Tax Revenue Series B 3.00%, 7/1/2015	2,985,000	3,144,071
Las Vegas Valley, NV, Water District General Obligation Series A 5.00%, 2/1/2013	275,000	282,304

		6,515,548

NEW HAMPSHIRE — 0.1%
New Hampshire, State Municipal Bond Bank Series A 5.00%, 8/15/2017	1,265,000	1,510,220

NEW JERSEY — 1.5%
New Jersey, State General Obligation:
5.00%, 8/1/2014	13,000,000	14,207,310
Series A 5.00%, 6/15/2015	220,000	243,707
5.00%, 8/1/2015	2,445,000	2,764,782
Series Q 5.00%, 8/15/2016	4,850,000	5,642,199
New Jersey, State Higher Education Assistance Authority, Student Loan Revenue Series A 5.00%, 12/1/2014	250,000	273,587
Princeton University, State Educational Facilities Authority Revenue Series K 5.00%, 7/1/2013	500,000	523,495

		23,655,080

NEW MEXICO — 1.3%
Albuquerque, NM, Municipal School District No 12 Series A 3.00%, 8/1/2015	8,250,000	8,844,000
New Mexico, State Finance Authority Transportation Revenue 5.00%, 6/15/2017	2,000,000	2,391,400
New Mexico, State Severance Tax Revenue:
Series B 5.00%, 7/1/2014	8,230,000	8,963,705
Series A — 2 5.00%, 7/1/2015	500,000	566,190

		20,765,295

NEW YORK — 17.4%
City of New York, NY:
Series B 4.00%, 8/1/2015	1,000,000	1,098,840
Series E 4.00%, 8/1/2015	450,000	494,478
5.00%, 8/1/2012	290,000	291,012
5.00%, 8/1/2013	1,645,000	1,728,434
5.00%, 8/1/2013	2,050,000	2,153,976
5.00%, 8/15/2013	685,000	720,997
Series A-1 5.00%, 8/1/2014	100,000	109,374
Series B 5.00%, 8/1/2014	115,000	125,780
5.00%, 6/1/2015	6,110,000	6,860,553
5.00%, 8/1/2015	3,000,000	3,387,480
Series B 5.00%, 8/1/2015	7,500,000	8,468,700
Series E 5.00%, 8/1/2015	3,250,000	3,669,770
Series I-1 5.00%, 8/1/2015	6,300,000	7,113,708
Series B 5.00%, 8/1/2016	5,000,000	5,804,800
Series F 5.00%, 8/1/2016	1,455,000	1,689,197
Series A-1 5.00%, 8/15/2016	2,470,000	2,871,276
Series H-1 5.00%, 3/1/2017	3,910,000	4,592,373
Series E 5.00%, 8/1/2017	2,950,000	3,499,998
Series E 5.00%, 8/1/2017	2,000,000	2,372,880
Series G 5.00%, 8/1/2017	2,320,000	2,752,541
New York, Metropolitan Transportation Authority Revenue Series A 5.00%, 11/15/2015	6,525,000	7,448,353
New York, NY, City Transitional Finance Authority Revenue:
3.00%, 11/1/2013	4,500,000	4,660,200
5.00%, 11/1/2014	4,605,000	5,089,584
Series B 5.00%, 11/1/2014	6,735,000	7,443,724
Series B 5.00%, 11/1/2015	5,000,000	5,717,200
Series C 5.00%, 11/1/2015	9,865,000	11,280,036
Series E 5.00%, 11/1/2015	5,000,000	5,717,200
Series A 5.00%, 11/1/2016	1,500,000	1,770,615

See accompanying notes to financial statements.

SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

New York, NY, City Transitional Finance Authority, Building Aid Revenue Series 1A 3.00%, 7/15/2013	$7,000,000	$7,196,000
New York, NY, City Transitional Finance Authority, Future Tax Secured Revenue Series C 5.00%, 11/1/2016	500,000	590,205
New York, NY, General Obligation:
Series C 4.00%, 8/1/2014	4,000,000	4,292,560
Series K 5.00%, 8/1/2013	5,000,000	5,253,600
New York, State Dormitory Authority:
4.00%, 5/15/2015	700,000	765,107
5.00%, 3/15/2013	210,000	216,991
Series E 5.00%, 8/15/2013	500,000	526,220
5.00%, 10/1/2013 (a)	2,500,000	2,638,100
5.00%, 2/15/2014	1,000,000	1,074,300
5.00%, 3/15/2014	320,000	345,002
Series E 5.00%, 2/15/2015	250,000	278,455
Series A 5.00%, 2/15/2016	5,025,000	5,792,167
Series A 5.00%, 4/1/2016	2,190,000	2,524,610
5.00%, 6/15/2016	1,300,000	1,515,436
Series A 5.00%, 12/15/2016	1,265,000	1,495,913
New York, State Dormitory Authority, Personal Income Tax Revenue Series A 5.00%, 3/15/2014	3,980,000	4,290,957
New York, State Environmental Facilities Revenue:
Series A 3.50%, 12/15/2013	2,500,000	2,609,275
4.00%, 8/15/2015	1,400,000	1,551,074
Series A 5.00%, 12/15/2013	2,200,000	2,343,616
Series A 5.00%, 6/15/2015	825,000	933,892
5.00%, 6/15/2016	3,690,000	4,325,123
Series A 5.00%, 8/15/2016	1,595,000	1,878,846
Series A 5.00%, 12/15/2016	765,000	904,643
Series A 5.00%, 6/15/2017	8,000,000	9,582,720
New York, State General Obligation:
Series C 3.00%, 2/1/2014	15,000,000	15,605,850
Series A 3.00%, 3/1/2015	13,245,000	14,088,442
New York, State Local Government Assistance Corp. Revenue:
Series A 5.00%, 4/1/2014	1,005,000	1,084,475
Series A 5.00%, 4/1/2015	3,200,000	3,588,416
New York, State Thruway Authority Personal Income Tax Revenue:
Series A 3.50%, 3/15/2014	2,330,000	2,454,282
Series A 5.00%, 3/15/2017	3,490,000	4,133,870
New York, State Urban Development Corp. Revenue:
5.00%, 12/15/2013	1,400,000	1,494,346
5.00%, 1/1/2014	4,275,000	4,564,631
Series A 5.00%, 1/1/2014	2,780,000	2,968,345
Series A 5.00%, 3/15/2014	510,000	549,484
Series A-1 5.00%, 1/1/2015	7,390,000	8,176,592
Series A-2 5.00%, 1/1/2015	2,610,000	2,887,808
Series B 5.00%, 1/1/2016	10,000,000	11,382,900
Series D 5.00%, 1/1/2016	2,075,000	2,361,952
Series A 5.00%, 3/15/2016	11,100,000	12,828,825
Oyster Bay, NY, General Obligation 3.00%, 8/15/2016	4,430,000	4,661,290
Suffolk County, NY, General Obligation Series C 4.00%, 10/15/2013	500,000	523,310
Westchester County, NY, General Obligation:
Series A 2.00%, 10/15/2013	1,245,000	1,272,452
5.00%, 11/1/2016	600,000	714,732

		267,199,893

NORTH CAROLINA — 3.7%
Charlotte, NC, Certificates of Participation 5.00%, 6/1/2014	5,455,000	5,916,657
Charlotte, NC, General Obligation 5.00%, 8/1/2015	550,000	624,641
Guilford County, NC, General Obligation:
Series A 4.00%, 2/1/2014	6,005,000	6,349,327
Series A 5.00%, 3/1/2017	9,220,000	10,972,169
Mecklenburg County, NC, General Obligation:
Series A 3.00%, 8/1/2014	1,970,000	2,077,266
Series C 5.00%, 12/1/2016	4,000,000	4,752,560
Mecklenburg County, NC, Public Facilities Corp. 5.00%, 3/1/2017	1,600,000	1,898,416
North Carolina, State Annual Appropriation Series A 5.00%, 5/1/2016	1,190,000	1,375,331
North Carolina, State Capital Improvement Obligation Series A 4.50%, 5/1/2014	1,745,000	1,867,813
North Carolina, State Capital Improvement Revenue Series A 5.00%, 5/1/2016	6,000,000	6,934,440
North Carolina, State General Obligation:
Series B 5.00%, 6/1/2015	1,125,000	1,271,542
Series A 5.00%, 3/1/2016	5,000,000	5,802,150
Series A 5.00%, 5/1/2016	4,745,000	5,483,986
North Carolina, State Grant & Revenue Anticipation:
4.00%, 3/1/2016	830,000	924,537
5.00%, 3/1/2014 (a)	1,050,000	1,127,794

		57,378,629

OHIO — 2.8%
Ohio, State Building Authority Revenue:
Series C 4.00%, 10/1/2015	3,145,000	3,453,367
Series C 4.00%, 10/1/2016	3,000,000	3,367,260
Ohio, State General Obligation:
Series C 5.00%, 9/15/2015	10,000,000	11,362,700
5.00%, 7/1/2016	3,225,000	3,770,960
Series A 5.00%, 9/15/2016	1,000,000	1,171,540
Series C 5.00%, 9/15/2016	2,000,000	2,343,080

See accompanying notes to financial statements.

SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Ohio, State Infrastructure Project Revenue:
5.00%, 6/15/2015	$475,000	$532,641
Series 3 5.00%, 12/15/2016	12,930,000	15,172,838
Series 2008-1 6.00%, 6/15/2017	1,445,000	1,777,769
Ohio, State Water Development Authority Revenue 5.00%, 12/1/2015	715,000	819,848

		43,772,003

OKLAHOMA — 0.8%
Oklahoma, Grand River Dam Authority Revenue Series A 4.00%, 6/1/2016	880,000	983,022
Oklahoma, State Turnpike Authority Series A 5.00%, 1/1/2017	5,000,000	5,880,600
Tulsa County, OK, Industrial Authority, Educational Facilities Lease Revenue 4.00%, 9/1/2013	5,410,000	5,629,159

		12,492,781

OREGON — 0.8%
Oregon, State General Obligation Series J 5.00%, 5/1/2016	1,000,000	1,162,710
Portland, OR, Sewer System Revenue Series A 5.00%, 3/1/2015	8,690,000	9,710,467
Salem-Keizer, OR, School District No. 24J, General Obligation Series A 4.00%, 6/15/2015	1,250,000	1,366,937

		12,240,114

PENNSYLVANIA — 2.5%
Pennsylvania, Economic Development Financing Authority Revenue Series A 5.00%, 6/15/2014	9,175,000	9,702,655
Pennsylvania, Intergovernmental Cooperative Authority, Special Tax Revenue:
5.00%, 6/15/2014	2,000,000	2,173,920
5.00%, 6/15/2015	5,000,000	5,622,350
Pennsylvania, State General Obligation:
5.00%, 3/15/2014	8,920,000	9,618,525
Series A 5.00%, 2/15/2015	1,000,000	1,113,820
5.00%, 7/1/2016	1,700,000	1,984,869
Pennsylvania, State Higher Educational Facilities Authority Revenue 5.00%, 6/15/2015	7,110,000	7,983,890

		38,200,029

RHODE ISLAND — 0.4%
Rhode Island, State & Providence Plantations, Consolidated Capital Development, General Obligation Series A 5.00%, 10/1/2014	4,995,000	5,465,379

SOUTH CAROLINA — 1.9%
South Carolina, State General Obligation:
Series A 4.00%, 6/1/2015	15,000,000	16,503,300
5.00%, 3/1/2015	1,050,000	1,174,488
5.00%, 3/1/2016	5,000,000	5,786,400
South Carolina, State Public Service Authority Revenue:
Series E 5.00%, 1/1/2014	1,200,000	1,281,672
Series B 5.00%, 12/1/2016	3,500,000	4,095,280

		28,841,140

TENNESSEE — 1.4%
Memphis, TN, Electric System Revenue 5.00%, 12/1/2014	3,500,000	3,848,635
Murfreesboro, TN, General Obligation 5.00%, 6/1/2014	1,605,000	1,746,609
Nashville & Davidson County, Health & Educational Facilities Board Revenue 5.00%, 10/1/2014	1,000,000	1,100,290
Sevierville, TN, Public Building Authority Revenue 5.00%, 6/1/2014	1,000,000	1,086,630
Shelby County, TN, General Obligation Series A 5.00%, 4/1/2017	5,360,000	6,341,630
Tennessee, Metropolitan Government of Nashville & Davidson County 5.00%, 7/1/2016	2,800,000	3,260,768
Tennessee, State General Obligation:
Series A 4.00%, 5/1/2013	150,000	154,694
Series A 5.00%, 10/1/2013	500,000	529,420
Tennessee, State School Bond Authority:
3.00%, 5/1/2014	1,950,000	2,042,313
4.00%, 5/1/2015	2,000,000	2,189,400
5.00%, 5/1/2013 (a)	60,000	62,365

		22,362,754

TEXAS — 5.9%
Arlington, TX, Independent School District, General Obligation 5.00%, 2/15/2014 (a)	1,640,000	1,760,753
Dallas County, TX, Community College District, General Obligation 5.00%, 2/15/2014	1,340,000	1,438,664
Dallas, TX, Independent School District, General Obligation 4.00%, 2/15/2016 (a)	2,000,000	2,232,640
El Paso, TX, Independent School District, General Obligation Zero Coupon, 8/15/2013 (a)(c)	1,980,000	1,973,644
Frisco, TX, Refunding Improvement, General Obligation 5.00%, 2/15/2016	4,000,000	4,618,440
Houston, TX, General Obligation:
Series A 4.00%, 3/1/2017	4,000,000	4,534,720
Series A 5.00%, 3/1/2016	5,000,000	5,760,900
Series A 5.00%, 3/1/2017	530,000	624,870
Houston, TX, Utilities System Revenue:
Series C 5.00%, 11/15/2013	1,905,000	2,026,787
Series C 5.00%, 11/15/2015	4,685,000	5,358,047

See accompanying notes to financial statements.

SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Series E 5.00%, 11/15/2016	$13,775,000	$16,230,118
Lamar, TX, Consolidated Independent School District, General Obligation 5.00%, 2/15/2013 (a)	180,000	185,251
Northside, TX, Tollway Authority Revenue Series A 5.00%, 9/1/2016	1,100,000	1,272,326
San Antonio, TX, Electric and Gas:
Series A 5.00%, 2/1/2014	200,000	214,502
Series D 5.00%, 2/1/2017	2,755,000	3,258,476
Texas A&M, State University Revenue:
Series D 4.00%, 5/15/2016	750,000	843,195
Series B 5.00%, 5/15/2016	1,000,000	1,162,270
Texas Tech, State University, Revenue:
Series A 3.00%, 8/15/2016	1,000,000	1,093,040
5.00%, 2/15/2017	2,695,000	3,186,271
Texas, State General Obligation:
5.00%, 10/1/2015	3,495,000	3,988,704
Series A 5.00%, 10/1/2015	8,000,000	9,130,080
5.00%, 10/1/2016	4,000,000	4,717,080
Series A 5.00%, 10/1/2016	2,110,000	2,488,260
Texas, State Public Finance Authority:
Series A 5.00%, 1/1/2017	1,100,000	1,257,421
Series A 5.00%, 7/1/2017	2,605,000	2,977,802
Texas, State University Revenue:
5.00%, 3/15/2015	500,000	558,565
5.00%, 3/15/2016	1,000,000	1,156,540
University of Texas, Revenue:
Series A 3.25%, 8/15/2013	2,650,000	2,738,139
Series A 5.00%, 8/15/2015	3,100,000	3,521,848

		90,309,353

UTAH — 1.1%
Utah, State General Obligation:
4.00%, 7/1/2013	2,000,000	2,075,240
Series A 5.00%, 7/1/2015	6,800,000	7,708,820
Series C 5.00%, 7/1/2015	800,000	906,920
Series A 5.00%, 7/1/2016	5,050,000	5,926,680

		16,617,660

VIRGINIA — 3.2%
Richmond, VA, General Obligation Series C 5.00%, 7/15/2016	2,000,000	2,327,960
Virginia, College Building Authority, Educational Facilities Revenue Series A 5.00%, 9/1/2013	2,000,000	2,107,860
Virginia, State Public Building Authority, Building Revenue:
Series B 5.00%, 8/1/2013	8,575,000	9,004,179
Series B 5.00%, 8/1/2014	1,500,000	1,638,975
Series B 5.00%, 8/1/2016	5,600,000	6,552,728
Virginia, State Public School Authority Series C 5.00%, 8/1/2013	8,570,000	9,002,785
Virginia, State Transportation Board Revenue:
Series A 5.00%, 9/15/2015	500,000	568,820
5.00%, 5/15/2016	16,170,000	18,813,956

		50,017,263

WASHINGTON — 3.8%
Energy Northwest Washington, Electricity Revenue:
Series A 4.00%, 7/1/2014	1,375,000	1,473,532
Series A 5.00%, 7/1/2014	1,485,000	1,620,803
Series D 5.00%, 7/1/2014	850,000	927,733
5.00%, 7/1/2015	500,000	564,595
Series C 5.00%, 7/1/2016	4,755,000	5,541,572
Series A 5.00%, 7/1/2017	4,500,000	5,373,855
Series A 5.25%, 7/1/2016	1,960,000	2,303,431
King County, WA, School District No 1 Series B 5.00%, 1/1/2016	4,500,000	5,157,360
Seattle, WA, Municipal Light & Power Revenue Series B 5.00%, 2/1/2015	7,540,000	8,379,353
Snohomish County, WA, Public Utility Revenue:
4.00%, 12/1/2013	3,625,000	3,809,295
5.00%, 12/1/2016	425,000	500,497
Washington, State General Obligation:
Series B-2 4.00%, 8/1/2013	5,000,000	5,199,550
Series R 5.00%, 1/1/2015	10,500,000	11,653,425
Series A 5.00%, 8/1/2015	4,110,000	4,659,671
5.00%, 7/1/2016	1,240,000	1,449,920

		58,614,592

WISCONSIN — 2.6%
Milwaukee, WI, General Obligation:
5.00%, 2/1/2015	8,825,000	9,797,780
Series N3 5.00%, 5/15/2016	2,590,000	3,000,619
Series N2 5.00%, 5/1/2017	10,000,000	11,826,600
Wisconsin, State General Obligation:
4.00%, 11/1/2016	1,950,000	2,211,007
Series A 5.00%, 5/1/2015	1,380,000	1,550,485
Series C 5.00%, 5/1/2015	10,000,000	11,235,400
Series C 5.00%, 5/1/2017	400,000	479,100

		40,100,991

TOTAL MUNICIPAL BONDS & NOTES —
(Cost $1,494,795,527)		1,522,697,555

	Shares
SHORT TERM INVESTMENT — 0.2%
MONEY MARKET FUND — 0.2%
State Street Institutional Tax Free Money Market Fund 0.00% (d)(e)(f) (Cost $2,902,320)	2,902,320	2,902,320

TOTAL INVESTMENTS — 99.1% (g)
(Cost $1,497,697,847)		1,525,599,875
OTHER ASSETS & LIABILITIES — 0.9%		13,704,545

NET ASSETS — 100.0%		$1,539,304,420

See accompanying notes to financial statements.

SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

(a)	Bond is insured by one of these companies:

		As a % of
	Insurance Coverage	Net Assets

	Assured Guaranty Municipal Corp.	3.14%
	Permanent School Fund Guaranteed	0.40%
	Ambac Financial Group	0.33%
	Assured Guaranty Corp.	0.24%
	National Public Finance Guarantee Corp.	0.08%

(b)	Variable rate security. Rate shown is rate in effect at June 30, 2012. Maturity date disclosed is the ultimate maturity.
(c)	Non-income producing security.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Value is determined based on Level 1 inputs. (Note 2)
(g)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR Nuveen S&P VRDO Municipal Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount	Value

MUNICIPAL BONDS & NOTES — 96.0%
ALABAMA — 0.7%
Alabama, State University Revenue Series B 0.29%, 9/1/2031 (a)	$100,000	$100,000

CALIFORNIA — 2.3%
California, Statewide Communities Development Authority Revenue 0.58%, 7/1/2036 (a)	200,000	200,000
Riverside, CA, Electric Revenue Series C 0.22%, 10/1/2035 (a)	150,000	150,000

		350,000

COLORADO — 6.0%
Broomfield, CO, Urban Renewal Authority, Tax Revenue 1.10%, 12/1/2030 (a)	400,000	400,000
Denver, CO, City & County Airport Revenue Series C 0.17%, 11/15/2022 (a)	500,000	500,000

		900,000

CONNECTICUT — 6.0%
Connecticut, State Health & Educational Facility Authority Revenue Series M 0.63%, 7/1/2024 (a)	200,000	200,000
Connecticut, State Housing Finance Authority Revenue Series E 0.30%, 5/15/2036 (a)	700,000	700,000

		900,000

ILLINOIS — 6.0%
Illinois, State Finance Authority Revenue:
Series C 0.29%, 5/15/2035 (a)	200,000	200,000
0.40%, 11/15/2037 (a)(b)	400,000	400,000
0.50%, 12/1/2022 (a)(b)	300,000	300,000

		900,000

MASSACHUSETTS — 3.3%
Massachusetts, State Water Resources Authority Revenue Series B 0.25%, 8/1/2031 (a)	500,000	500,000

NEBRASKA — 0.7%
Nebraska, Central Plains Energy Project Revenue 0.18%, 8/1/2039 (a)	100,000	100,000

NEW MEXICO — 0.7%
New Mexico, State Municipal Energy Acquisition Authority, Gas Supply Revenue 0.18%, 11/1/2039 (a)	100,000	100,000

NEW YORK — 15.9%
New York, NY, City Municipal Water Finance Authority Revenue:
Series B-4 0.15%, 6/15/2023 (a)	100,000	100,000
Series F-2 0.18%, 6/15/2033 (a)	400,000	400,000
New York, NY, City Transitional Finance Authority Revenue Series 3 0.50%, 11/1/2022 (a)	500,000	500,000
New York, NY, Metropolitan Transportation Authority Revenue 0.21%, 11/1/2035 (a)	100,000	100,000
New York, NY, Triborough Bridge & Tunnel Authority Revenue Series B-3 0.27%, 1/1/2032 (a)	390,000	390,000
New York, State Housing Finance Agency:
Series A 0.26%, 11/1/2037 (a)	500,000	500,000
0.90%, 11/1/2041 (a)	400,000	400,000

		2,390,000

NORTH CAROLINA — 7.9%
New Hanover, NC, Hospital Revenue 0.55%, 10/1/2026 (a)(b)	380,000	380,000
North Carolina, Medical Care Commission, Health Care Facilities Revenue 0.26%, 12/1/2028 (a)	100,000	100,000
Person County, NC, Industrial Facilities & Pollution Control Financing Authority Revenue 0.62%, 11/1/2035 (a)	700,000	700,000

		1,180,000

OHIO — 2.5%
Ohio State University, Revenue 2.00%, 12/1/2026 (a)(b)	380,000	380,000

PENNSYLVANIA — 6.7%
Emmaus, PA, General Authority Revenue Series A 0.17%, 3/1/2030 (a)	400,000	400,000
Pittsburgh, PA, Water & Sewer Authority 0.50%, 9/1/2033 (a)(b)	610,000	610,000

		1,010,000

RHODE ISLAND — 4.1%
Rhode Island, Health & Educational Building Corp., Revenue 0.50%, 10/1/2033 (a)	610,000	610,000

TENNESSEE — 7.2%
Clarksville, TN, Public Building Authority Revenue:
0.55%, 6/1/2024 (a)	100,000	100,000
0.55%, 6/1/2029 (a)	100,000	100,000
Montgomery County, TN, Public Building Authority Revenue 0.50%, 9/1/2029 (a)	700,000	700,000
Nashville & Davidson County, TN, Industrial Development Board Revenue 0.29%, 12/1/2031 (a)	187,000	187,000

		1,087,000

TEXAS — 10.6%
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue Series C 0.17%, 6/1/2024 (a)	400,000	400,000
Katy, TX, Independent School District, General Obligation Series C 0.33%, 8/15/2036 (a)(b)	500,000	500,000

See accompanying notes to financial statements.

SPDR Nuveen S&P VRDO Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Tarrant County, TX, Cultural Education Facilities Finance Corp. Revenue 0.28%, 7/1/2047 (a)	$700,000	$700,000

		1,600,000

VIRGINIA — 7.3%
Farmville, VA, Industrial Development Authority Revenue 0.50%, 9/1/2036 (a)(b)	700,000	700,000
Virginia, Small Business Financing Authority Revenue 0.46%, 10/1/2024 (a)	400,000	400,000

		1,100,000

WASHINGTON — 2.7%
Washington, State General Obligation Series 96A 0.18%, 6/1/2020 (a)	400,000	400,000

WEST VIRGINIA — 4.7%
West Virginia, Hospital Finance Authority Revenue 0.32%, 6/1/2030 (a)	700,000	700,000

WISCONSIN — 0.7%
Wisconsin, State Health & Educational Facilities Authority Revenue 0.50%, 3/15/2036 (a)(b)	100,000	100,000

TOTAL MUNICIPAL BONDS & NOTES —
(Cost $14,407,000)		14,407,000

	Shares
SHORT TERM INVESTMENT — 4.0%
MONEY MARKET FUND — 4.0%
State Street Institutional Tax Free Money Market Fund 0.00% (c)(d)(e) (Cost $598,164)	598,164	598,164

TOTAL INVESTMENTS (f) — 100.0%
(Cost $15,005,164)		15,005,164
OTHER ASSETS & LIABILITIES — 0.0% (g)		2,491

NET ASSETS — 100.0%		$15,007,655

(a)	Variable rate security. Rate shown is rate in effect at June 30, 2012. Maturity date disclosed is the ultimate maturity.
(b)	Bond is insured by one of these companies:

		As a % of
	Insurance Coverage	Net Assets

	Assured Guaranty Municipal Corp.	14.46%
	Assured Guaranty Corp.	4.66%
	Permanent School Fund Guaranteed	3.33%

(c)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	Value is determined based on Level 1 inputs. (Note 2)
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)
(g)	Amount shown represents less than 0.05% of net assets.

See accompanying notes to financial statements.

SPDR Nuveen S&P High Yield Municipal Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount	Value

MUNICIPAL BONDS & NOTES — 99.0%
ALABAMA — 1.0%
Jefferson County, AL, School Warrant Revenue Series A 5.00%, 1/1/2024	$1,000,000	$965,220

ALASKA — 0.4%
Northern Alaska, Tobacco Securitization Corp., Tobacco Settlement Revenue Asset Backed Bonds Series A 5.00%, 6/1/2032	500,000	424,120

ARIZONA — 4.4%
Downtown Phoenix, AZ, Hotel Corp. Revenue Series A 5.25%, 7/1/2023	1,000,000	1,032,580
Phoenix, AZ, Industrial Development Authority Education Revenue:
7.50%, 7/1/2042	500,000	512,355
Series A 7.50%, 7/1/2042	1,000,000	1,033,330
Quechan Indian Tribe, AZ, Fort Yuma Indian Reservation Revenue Series A 9.75%, 5/1/2025	1,000,000	1,045,200
Salt Verde, AZ, Financial Corp. Senior Gas Revenue 5.00%, 12/1/2037	530,000	536,863

		4,160,328

CALIFORNIA — 13.3%
California County, CA, Tobacco Securitization Agency, Tobacco Settlement Revenue 5.45%, 6/1/2028	990,000	862,042
California, Golden State Tobacco Securitization Corp., Revenue:
Series A-1 5.00%, 6/1/2033	1,000,000	755,170
Series A-1 5.13%, 6/1/2047	1,350,000	974,106
Series A-1 5.75%, 6/1/2047	1,380,000	1,103,655
California, Health Facilities Financing Authority Revenue Series A 5.00%, 4/1/2037 (a)	1,000,000	1,028,020
California, State Municipal Finance Authority, Mobile Home Park Revenue Series A 5.50%, 8/15/2047	435,000	449,298
California, Statewide Communities Development Authority Revenue:
5.00%, 8/15/2047	330,000	331,700
Series A 5.13%, 7/15/2031	500,000	507,595
Series A 5.25%, 7/1/2030	510,000	518,063
Daly City, CA, Housing Development Finance Agency, Mobile Home Park Revenue Series A 5.00%, 12/15/2047	250,000	253,343
Hesperia, CA, Public Financing Authority, Tax Allocation Series A 5.50%, 9/1/2022	1,000,000	976,350
March, CA, Joint Powers Redevelopment Agency, Tax Allocation Series B 7.50%, 8/1/2041	1,000,000	1,152,310
Oakley, CA, Public Finance Authority Revenue, Special Assessment 5.30%, 9/2/2034	170,000	174,617
Pittsburg, CA, Redevelopment Agency, Tax Allocation 6.50%, 9/1/2028	1,000,000	1,076,530
Rancho Mirage, CA, Joint Powers Financing Authority Revenue Series A 5.00%, 7/1/2027	1,000,000	1,024,210
San Benito, CA, Health Care District Revenue 5.40%, 10/1/2020	1,000,000	1,000,260
Tobacco Securitization Authority of Southern California, Tobacco Settlement Revenue Series A1 5.13%, 6/1/2046	675,000	508,910

		12,696,179

COLORADO — 7.3%
Colorado, Health Facilities Authority Revenue Series A 5.90%, 8/1/2037	1,000,000	956,620
Denver, CO, City & County Special Facilities, Airport Revenue Series A 5.25%, 10/1/2032	1,000,000	990,690
Harvest Junction, CO, Metropolitan District, General Obligation 5.00%, 12/1/2030	770,000	765,388
Metropolitan District, CO, Compark Business Campus, General Obligation:
Series A 5.75%, 12/1/2027	1,000,000	986,880
Series A 6.75%, 12/1/2039	1,000,000	1,007,360
Prairie Center, CO, Metropolitan District No. 3, General Obligation Series A 5.40%, 12/15/2031	1,000,000	969,540
Public Authority for Colorado, State Natural Gas Purchase Revenue 6.50%, 11/15/2038	1,035,000	1,276,869

		6,953,347

CONNECTICUT — 1.2%
Harbor Point, CT, Special Obligation Revenue Series A 7.88%, 4/1/2039	1,000,000	1,130,660

FLORIDA — 8.9%
Alachua County, FL, Health Facilities Authority Revenue 7.38%, 11/15/2019	300,000	303,108
Ave Maria, FL, Stewardship Community District, Special Assessment 6.70%, 5/1/2042	1,000,000	992,220
Escambia County, FL, Health Facilities Authority Revenue Series A 5.75%, 8/15/2029	1,000,000	1,094,790
Hillsborough County, FL, Industrial Development Authority, Hospital Revenue 5.25%, 10/1/2026	1,000,000	1,063,090

See accompanying notes to financial statements.

SPDR Nuveen S&P High Yield Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Lakes by the Bay Community Development District, FL, Special Assessment 5.75%, 11/1/2042	$500,000	$501,540
Lee County, FL, Industrial Development Authority, Revenue Series A 5.38%, 6/15/2037	1,000,000	988,460
Madison County, FL, Revenue Series A 6.00%, 7/1/2025	750,000	719,445
Pinellas County, FL, Educational Facilities Authority Revenue 5.25%, 10/1/2030	1,000,000	1,069,480
Renaissance Community Development District, FL, Special Assessment 5.55%, 5/1/2033	500,000	508,680
Seven Oaks, FL, Community Development District, Special Assessment Series A-2 6.50%, 5/1/2033	750,000	788,010
Tolomato, FL, Community Development District, Special Assessment 6.65%, 5/1/2040 (b)	1,000,000	445,620

		8,474,443

GUAM — 2.2%
Guam, Government General Obligation Series A 6.75%, 11/15/2029	1,000,000	1,107,450
Guam, Government Waterworks Authority, Water & Wastewater System Revenue 5.63%, 7/1/2040	1,000,000	1,013,950

		2,121,400

HAWAII — 1.7%
Hawaii, Pacific Health Special Purpose Revenue Series B 5.75%, 7/1/2040	1,000,000	1,095,210
Hawaii, State Department of Budget & Finance, Special Purpose Revenue Series A 4.65%, 3/1/2037	480,000	488,438

		1,583,648

ILLINOIS — 5.6%
Cook County, IL, Revenue 6.50%, 10/15/2040	1,000,000	1,027,580
Illinois, State Finance Authority Revenue:
6.13%, 5/15/2027	1,000,000	1,089,830
7.13%, 2/1/2034	1,000,000	1,081,280
7.13%, 2/15/2039	1,100,000	1,184,711
Illinois, State Finance Authority, Student Housing Revenue Series A 5.00%, 6/1/2024	500,000	430,005
Railsplitter, IL, Tobacco Settlement Authority Revenue 5.50%, 6/1/2023	475,000	543,533

		5,356,939

INDIANA — 3.8%
Indiana, State Finance Authority, Environmental Revenue:
6.00%, 12/1/2019	1,000,000	1,083,230
6.00%, 12/1/2026	500,000	534,715
Indiana, State Finance Authority, Hospital Revenue 5.50%, 8/15/2040	1,000,000	1,014,320
Vigo County, IN, Hospital Authority Revenue 5.75%, 9/1/2042 (c)	1,000,000	1,016,430

		3,648,695

IOWA — 0.9%
Tobacco Settlement Authority, IA, Tobacco Settlement Revenue Series C 5.50%, 6/1/2042	1,000,000	817,250

LOUISIANA — 0.6%
Louisiana, State Environmental Facilities & Community Development Authority Revenue 6.75%, 11/1/2032	500,000	558,100

MAINE — 0.5%
Rumford, ME, Solid Waste Disposal Revenue 6.88%, 10/1/2026	520,000	520,146

MASSACHUSETTS — 0.5%
Massachusetts, Port Authority Facilities Revenue:
Series A 5.00%, 1/1/2027 (a)	235,000	208,645
Series A 5.50%, 1/1/2016 (a)(b)	250,000	249,990

		458,635

MICHIGAN — 4.3%
Conner Creek Academy, MI, Public School Revenue 5.00%, 11/1/2026	1,000,000	852,210
Detroit, MI, Water and Sewerage Department System Revenue Series A 5.25%, 7/1/2039	960,000	983,270
Kent County, MI, Hospital Finance Authority Revenue Series A 5.25%, 7/1/2030	740,000	748,392
Michigan, State Public Power Agency Revenue Series A 5.00%, 1/1/2043	1,000,000	1,034,410
Michigan, State Tobacco Settlement Finance Authority Revenue Series A 6.88%, 6/1/2042	500,000	498,390

		4,116,672

MINNESOTA — 1.4%
St. Paul, MN, Housing & Redevelopment Authority, Lease Revenue Series A 6.63%, 12/1/2023	875,000	908,311
Tobacco Securitization Authority, MN, Tobacco Settlement Revenue Series B 5.25%, 3/1/2031	375,000	412,905

		1,321,216

NEBRASKA — 0.5%
Central Plains Energy Project, NE, Natural Gas Revenue 5.00%, 9/1/2032	500,000	508,745

See accompanying notes to financial statements.

SPDR Nuveen S&P High Yield Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

NEVADA — 0.2%
Las Vegas, NV, Local Improvement, Special Assessment 6.25%, 6/1/2024	$200,000	$204,000

NEW JERSEY — 4.5%
Bayonne, NJ, Redevelopment Agency Revenue Series A 5.38%, 11/1/2035	535,000	518,977
New Jersey, Economic Development Authority, Revenue:
6.40%, 9/15/2023	1,000,000	1,003,990
7.10%, 11/1/2031	1,000,000	425,020
Tobacco Settlement Financing Corp., NJ, Revenue:
Series 1A 4.63%, 6/1/2026	350,000	309,841
Series 1A 4.75%, 6/1/2034	1,000,000	770,900
Series 1A 5.00%, 6/1/2029	1,020,000	908,483
Series 1A 5.00%, 6/1/2041	500,000	388,305

		4,325,516

NEW MEXICO — 0.5%
Mariposa, NM, Public Improvement District, General Obligation 6.00%, 9/1/2032	500,000	437,570

NEW YORK — 6.9%
Chautauqua County, NY, Industrial Development Agency, Exempt Facility Revenue 5.88%, 4/1/2042	1,000,000	1,101,900
Hudson, NY, Yards Infrastructure Corp., Revenue Series A 5.75%, 2/15/2047	500,000	574,300
New York, NY, Industrial Development Agency Revenue:
4.00%, 1/1/2015 (a)	100,000	102,275
5.00%, 1/1/2031 (a)	1,000,000	1,004,800
5.00%, 9/1/2035	1,000,000	1,022,160
5.75%, 10/1/2037	1,000,000	522,600
Series A 8.50%, 8/1/2028	500,000	517,400
Syracuse, NY, Industrial Development Agency Revenue Series A 5.00%, 1/1/2036	1,000,000	1,002,790
TSASC, Inc., NY, Revenue Series 1 5.13%, 6/1/2042	1,000,000	717,340

		6,565,565

OHIO — 7.5%
Buckeye, OH, Tobacco Settlement Financing Authority:
Series A-2 5.13%, 6/1/2024	1,150,000	925,440
Series A-2 5.38%, 6/1/2024	1,000,000	824,060
Series A-2 5.88%, 6/1/2030	1,000,000	783,540
Series A-2 5.88%, 6/1/2047	500,000	383,665
Series A-2 6.00%, 6/1/2042	1,235,000	972,921
Series A-2 6.50%, 6/1/2047	1,000,000	839,630
Ohio, State Air Quality Development Authority Revenue:
Series E 5.63%, 10/1/2019	290,000	334,387
6.75%, 6/1/2024	1,000,000	1,050,740
Ohio, State Hospital Facilities Authority Revenue 6.00%, 12/1/2042 (d)	1,000,000	997,160

		7,111,543

OKLAHOMA — 1.2%
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue Series A 7.13%, 11/1/2030	1,000,000	1,113,690

PENNSYLVANIA — 2.8%
Allegheny County, PA, Hospital Development Authority Revenue Series A 5.38%, 11/15/2040	680,000	555,172
Erie, PA, Higher Education Building Authority Revenue 5.35%, 3/15/2028	540,000	577,503
Pennsylvania, State Economic Development Financing Authority Revenue 6.00%, 6/1/2031	515,000	499,133
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Revenue Series A 5.63%, 7/1/2042 (d)	1,000,000	1,000,750

		2,632,558

PUERTO RICO — 5.9%
Puerto Rico Commonwealth, General Obligation:
Series A 5.00%, 7/1/2022	1,000,000	1,073,680
Series A 5.13%, 7/1/2037	1,000,000	1,005,830
Puerto Rico, Electric Power Authority Revenue Series XX 5.25%, 7/1/2040	1,000,000	1,019,630
Puerto Rico, Industrial Tourist Educational, Medical & Environmental Revenue 5.38%, 4/1/2042	1,000,000	1,001,040
Puerto Rico, Sales Tax Financing Corp. Revenue Series A 5.38%, 8/1/2039	1,000,000	1,052,400
The Children’s Trust Fund, PR, Tobacco Settlement Revenue 5.63%, 5/15/2043	500,000	498,875

		5,651,455

TENNESSEE — 0.8%
Tennessee, State Energy Acquisition Corp., Gas Revenue Series A 5.25%, 9/1/2019	725,000	809,086

TEXAS — 4.5%
Austin, TX, Convention Center Revenue Series A 5.00%, 1/1/2034	490,000	494,758
Central Texas, Regional Mobility Authority Revenue 5.75%, 1/1/2025	1,000,000	1,112,160
Houston, TX, Airport System Revenue Series A 5.00%, 7/1/2028	1,000,000	1,097,360
Love Field, TX, Airport Modernization Corp. Revenue 5.25%, 11/1/2040	125,000	131,406

See accompanying notes to financial statements.

SPDR Nuveen S&P High Yield Municipal Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Texas, Brazos River Authority, Pollution Control Revenue Series D 5.40%, 10/1/2029 (e)	$1,000,000	$283,310
Travis County, TX, Health Facilities Development Corp., Revenue 7.13%, 11/1/2040	1,000,000	1,138,980

		4,257,974

UTAH — 1.1%
Utah, State Charter School Finance Authority Revenue Series A 5.80%, 6/15/2038	1,000,000	1,015,370

VIRGIN ISLANDS — 0.9%
Virgin Islands, Public Finance Authority Revenue 5.00%, 10/1/2031	800,000	825,944

VIRGINIA — 2.1%
Tobacco Settlement Financing Corp., VA, Revenue Series B1 5.00%, 6/1/2047	1,050,000	699,058
Virginia, Small Business Financing Authority Revenue 5.50%, 1/1/2042	1,250,000	1,313,800

		2,012,858

WASHINGTON — 0.5%
Washington, State Higher Education Facilities Authority Revenue 5.25%, 10/1/2046	500,000	518,115

WISCONSIN — 1.1%
Wisconsin, State Public Finance Authority Revenue Series A 8.63%, 6/1/2047	1,000,000	1,013,490

TOTAL MUNICIPAL BONDS & NOTES —
(Cost $89,027,942)		94,310,477

	Shares
SHORT TERM INVESTMENT — 2.6%
MONEY MARKET FUND — 2.6%
State Street Institutional Tax Free Money Market Fund 0.00% (f)(g)(h) (Cost $2,457,747)	2,457,747	2,457,747

TOTAL INVESTMENTS — 101.6% (i)
(Cost $91,485,689)		96,768,224
OTHER ASSETS & LIABILITIES — (1.6)%		(1,485,300)

NET ASSETS — 100.0%		$95,282,924

(a)	Bond is insured by one of these companies:

As a % of
	Insurance Coverage	Net Assets

	Ambac Financial Group	2.72%

(b)	Securities are valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. (Note 2)
(c)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 1.1% of net assets as of June 30, 2012, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	When-issued security.
(e)	Variable rate security. Rate shown is rate in effect at June 30, 2012. Maturity date disclosed is the ultimate maturity.
(f)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(g)	The rate shown is the annualized seven-day yield at period end.
(h)	Value is determined based on Level 1 inputs. (Note 2)
(i)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR Nuveen Barclays Capital Build America Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount	Value

MUNICIPAL BONDS & NOTES — 98.8%
ARIZONA — 0.5%
Arizona, Salt River Project, Agricultural Improvement & Power District Revenue 4.84%, 1/1/2041	$310,000	$359,699
Phoenix, AZ, General Obligation 5.27%, 7/1/2034	130,000	151,935

		511,634

CALIFORNIA — 35.0%
California, Bay Area Toll Authority, Toll Bridge Revenue 7.04%, 4/1/2050	800,000	1,131,576
California, State General Obligation:
5.70%, 11/1/2021	220,000	250,468
6.65%, 3/1/2022	450,000	549,900
7.30%, 10/1/2039	1,740,000	2,160,088
7.35%, 11/1/2039	480,000	599,371
7.50%, 4/1/2034	1,580,000	1,973,799
7.55%, 4/1/2039	3,000,000	3,857,760
7.60%, 11/1/2040	1,785,000	2,321,071
7.63%, 3/1/2040	1,540,000	1,990,974
7.70%, 11/1/2030	800,000	942,912
7.95%, 3/1/2036	930,000	1,100,413
California, State Public Works Board, Lease Revenue 8.36%, 10/1/2034	365,000	467,061
East Bay, CA, Municipal Utility District, Water System Revenue 5.87%, 6/1/2040	295,000	392,925
Los Angeles County, CA, Metropolitan Transportation Authority, Sales Tax Revenue 5.74%, 6/1/2039	510,000	634,384
Los Angeles County, CA, Public Works Financing Authority, Lease Revenue:
7.49%, 8/1/2033	250,000	307,430
7.62%, 8/1/2040	430,000	539,878
Los Angeles, CA, Community College District, General Obligation:
6.60%, 8/1/2042	405,000	532,923
6.75%, 8/1/2049	420,000	556,429
Los Angeles, CA, Department of Airports Revenue 6.58%, 5/15/2039	280,000	357,224
Los Angeles, CA, Department of Water & Power Revenue:
5.72%, 7/1/2039	400,000	496,684
6.17%, 7/1/2040	115,000	130,262
6.57%, 7/1/2045	830,000	1,195,615
6.60%, 7/1/2050	400,000	576,352
Los Angeles, CA, Department of Water & Power Waterworks Revenue 6.01%, 7/1/2039	115,000	142,487
Los Angeles, CA, Unified School District, General Obligation:
5.75%, 7/1/2034	960,000	1,125,427
5.76%, 7/1/2029	450,000	522,014
6.76%, 7/1/2034	1,150,000	1,489,618
Orange County, CA, Local Transportation Authority, Sales Tax Revenue Series A 6.91%, 2/15/2041	150,000	206,777
Sacramento, CA, Municipal Utility District, Electricity Revenue 6.16%, 5/15/2036	230,000	278,424
San Diego County, CA, Regional Transportation Commission, Sales Tax Revenue 5.91%, 4/1/2048	460,000	611,243
San Diego County, CA, Water Authority Revenue 6.14%, 5/1/2049	570,000	754,589
San Francisco, CA, Bay Area Toll Authority, Toll Bridge Revenue:
6.26%, 4/1/2049	1,395,000	1,859,689
6.79%, 4/1/2030	445,000	562,146
6.91%, 10/1/2050	170,000	239,166
6.92%, 4/1/2040	350,000	479,080
San Francisco, CA, City & County Public Utilities Commission, Water Revenue:
6.00%, 11/1/2040	350,000	428,155
6.00%, 11/1/2040	150,000	188,342
6.95%, 11/1/2050	400,000	563,100
Santa Clara Valley, CA, Transportation Authority, Sales Tax Revenue 5.88%, 4/1/2032	265,000	325,507
Southern California, Metropolitan Water District Revenue 6.95%, 7/1/2040	100,000	120,490
University of California, Revenue:
5.77%, 5/15/2043	555,000	681,102
5.95%, 5/15/2045	560,000	693,448
6.27%, 5/15/2031	105,000	119,811
6.55%, 5/15/2048	400,000	524,452
6.58%, 5/15/2049	600,000	786,288

		35,766,854

COLORADO — 0.9%
Colorado, Regional Transportation District, Sales Tax Revenue 5.84%, 11/1/2050	150,000	202,304
Colorado, State Bridge Enterprise Revenue Series A 6.08%, 12/1/2040	100,000	129,844
Denver, CO, City & County School District No 1, General Obligation 5.66%, 12/1/2033	365,000	457,330
Denver, CO, General Obligation 5.65%, 8/1/2030	100,000	113,472

		902,950

CONNECTICUT — 0.9%
Connecticut, State General Obligation:
5.09%, 10/1/2030	235,000	266,039
5.63%, 12/1/2029	425,000	512,308
Connecticut, State Special Tax Revenue 5.46%, 11/1/2030	100,000	118,715

		897,062

See accompanying notes to financial statements.

SPDR Nuveen Barclays Capital Build America Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

DISTRICT OF COLUMBIA — 0.9%
District of Columbia, Income Tax Revenue:
5.58%, 12/1/2035	$140,000	$171,566
5.59%, 12/1/2034	175,000	218,776
District of Columbia, Water & Sewer Authority Revenue 5.52%, 10/1/2044	100,000	120,157
Metropolitan Washington, DC, Airport Authority, Dules Road Revenue 7.46%, 10/1/2046	360,000	427,025

		937,524

GEORGIA — 3.3%
Georgia, Municipal Electric Authority Revenue:
6.64%, 4/1/2057	1,300,000	1,508,260
6.66%, 4/1/2057	595,000	681,965
7.06%, 4/1/2057	695,000	735,136
Georgia, State General Obligation 4.50%, 11/1/2025	365,000	418,765

		3,344,126

ILLINOIS — 5.1%
Chicago, IL, Board of Education, General Obligation 6.14%, 12/1/2039	385,000	429,056
Chicago, IL, Metropolitan Water Reclamation District, General Obligation 5.72%, 12/1/2038	420,000	530,342
Chicago, IL, O’Hare International Airport Revenue:
6.40%, 1/1/2040	390,000	494,192
6.85%, 1/1/2038	135,000	153,973
Chicago, IL, Transit Authority, Sales Tax Revenue 6.20%, 12/1/2040	635,000	706,368
Chicago, IL, Waste Water Transmission Revenue 6.90%, 1/1/2040	200,000	253,256
Chicago, IL, Water Revenue 6.74%, 11/1/2040	215,000	288,554
Cook County, IL, General Obligation 6.23%, 11/15/2034	315,000	347,020
Illinois, State General Obligation:
6.63%, 2/1/2035	625,000	679,100
6.73%, 4/1/2035	275,000	301,705
7.35%, 7/1/2035	320,000	371,878
Illinois, State Toll Highway Authority Revenue:
5.85%, 12/1/2034	270,000	326,921
6.18%, 1/1/2034	305,000	378,240

		5,260,605

INDIANA — 0.6%
Indianapolis, IN, Public Improvement Revenue 6.12%, 1/15/2040	460,000	593,032

KANSAS — 0.1%
Kansas, State Department of Transportation, Highway Revenue 4.60%, 9/1/2035	140,000	156,638

KENTUCKY — 0.5%
Louisville & Jefferson County, KY, Metropolitan Sewer District Revenue 6.25%, 5/15/2043	400,000	509,432

LOUISIANA — 0.3%
East Baton Rouge, LA, Sewer Commission Revenue 6.09%, 2/1/2045	255,000	285,495

MARYLAND — 0.7%
Maryland, State Transportation Authority Revenue 5.89%, 7/1/2043	520,000	675,090

MASSACHUSETTS — 2.8%
Massachusetts, State General Obligation:
Series E 4.20%, 12/1/2021	545,000	616,302
Series D 4.50%, 8/1/2031	50,000	54,458
4.91%, 5/1/2029	200,000	232,912
5.46%, 12/1/2039	660,000	824,696
Massachusetts, State School Building Authority Revenue:
5.45%, 11/1/2040	300,000	358,734
5.72%, 8/15/2039	510,000	655,126
Massachusetts, State Water Pollution Abatement Trust 5.19%, 8/1/2040	105,000	124,364

		2,866,592

MICHIGAN — 0.2%
Michigan, State General Obligation Series B 7.63%, 9/15/2027	200,000	248,522

MISSISSIPPI — 0.1%
Mississippi, State General Obligation 5.25%, 11/1/2034	135,000	158,626

MISSOURI — 1.3%
Missouri, State Highways & Transportation Commission, State Road Revenue 5.45%, 5/1/2033	355,000	429,639
University of Missouri, Revenue:
5.79%, 11/1/2041	100,000	135,118
5.96%, 11/1/2039	570,000	743,679

		1,308,436

NEVADA — 1.5%
Clark County, NV, Airport Revenue:
6.82%, 7/1/2045	600,000	821,130
6.88%, 7/1/2042	345,000	394,556
Las Vegas Valley, NV, Water District, General Obligation 7.01%, 6/1/2039	225,000	296,907

		1,512,593

See accompanying notes to financial statements.

SPDR Nuveen Barclays Capital Build America Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

NEW JERSEY — 6.6%
New Jersey, State Transportation Trust Revenue:
5.75%, 12/15/2028	$705,000	$825,090
6.10%, 12/15/2028	385,000	437,733
6.56%, 12/15/2040	365,000	489,202
6.88%, 12/15/2039	215,000	246,878
New Jersey, State Turnpike Authority Revenue:
7.10%, 1/1/2041	1,835,000	2,587,112
7.41%, 1/1/2040	1,145,000	1,669,009
Rutgers University, Revenue 5.67%, 5/1/2040	425,000	530,379

		6,785,403

NEW YORK — 14.8%
New York, NY, City Municipal Water Finance Authority, Water & Sewer System Revenue:
5.44%, 6/15/2043	425,000	531,318
5.72%, 6/15/2042	335,000	434,937
5.75%, 6/15/2041	365,000	466,138
5.79%, 6/15/2041	345,000	386,072
5.88%, 6/15/2044	600,000	785,172
5.95%, 6/15/2042	210,000	276,114
6.01%, 6/15/2042	215,000	284,651
6.28%, 6/15/2042	125,000	145,045
New York, NY, City Transitional Finance Authority Revenue:
5.51%, 8/1/2037	670,000	812,777
5.57%, 11/1/2038	450,000	548,280
5.77%, 8/1/2036	195,000	238,534
6.83%, 7/15/2040	260,000	350,597
New York, NY, General Obligation:
5.21%, 10/1/2031	270,000	304,147
5.52%, 10/1/2037	355,000	419,649
5.85%, 6/1/2040	275,000	340,428
Series G-1 5.97%, 3/1/2036	200,000	245,958
5.99%, 12/1/2036	695,000	849,081
6.25%, 6/1/2035	425,000	487,156
6.27%, 12/1/2037	220,000	282,363
6.65%, 12/1/2031	105,000	124,228
New York, NY, Metropolitan Transportation Authority Revenue:
5.87%, 11/15/2039	290,000	335,336
6.09%, 11/15/2040	280,000	354,346
6.55%, 11/15/2031	215,000	264,919
6.65%, 11/15/2039	210,000	264,718
6.67%, 11/15/2039	385,000	493,558
6.69%, 11/15/2040	425,000	548,564
6.81%, 11/15/2040	370,000	481,981
New York, NY, Metropolitan Transportation Authority, Dedicated Tax Fund 7.34%, 11/15/2039	670,000	980,572
New York, State Dormitory Authority, State Personal Income Tax Revenue:
5.29%, 3/15/2033	75,000	87,285
5.39%, 3/15/2040	105,000	126,404
5.43%, 3/15/2039	525,000	634,636
5.50%, 3/15/2030	125,000	151,115
5.60%, 3/15/2040	435,000	551,336
5.63%, 3/15/2039	330,000	402,425
New York, State Urban Development Corp. Revenue:
5.77%, 3/15/2039	635,000	770,687
Series C 5.84%, 3/15/2040	250,000	308,608

		15,069,135

NORTH CAROLINA — 0.2%
North Carolina, Turnkpike Authority Revenue Series B 6.70%, 1/1/2039	160,000	184,413

OHIO — 5.1%
Ohio State University, General Receipts Revenue 4.91%, 6/1/2040	570,000	684,319
Ohio, American Municipal Power, Inc. Revenue:
5.94%, 2/15/2047	370,000	445,894
6.05%, 2/15/2043	245,000	297,065
Series E 6.27%, 2/15/2050	235,000	270,396
6.45%, 2/15/2044	45,000	53,441
7.50%, 2/15/2050	445,000	595,753
7.83%, 2/15/2041	465,000	644,602
8.08%, 2/15/2050	850,000	1,219,673
Ohio, Northeast Regional Sewer District, Wastewater Revenue 6.04%, 11/15/2040	280,000	316,308
Ohio, State Water Development Authority, Water Quality Loan Fund 4.88%, 12/1/2034	565,000	637,230

		5,164,681

OREGON — 0.2%
Oregon, State Department of Transportation Revenue 5.83%, 11/15/2034	130,000	166,993

PENNSYLVANIA — 2.0%
Pennsylvania, Commonwealth Financing Authority Revenue 6.22%, 6/1/2039	20,000	25,002
Pennsylvania, State General Obligation:
4.65%, 2/15/2026	425,000	484,797
5.35%, 5/1/2030	315,000	345,429
5.45%, 2/15/2030	100,000	120,785
5.85%, 7/15/2030	150,000	171,846
Pennsylvania, Turnpike Commission Revenue:
5.51%, 12/1/2045	305,000	360,571
5.56%, 12/1/2049	375,000	447,465
6.11%, 12/1/2039	100,000	126,394

		2,082,289

PUERTO RICO — 0.1%
Puerto Rico, Electric Power Authority Revenue 6.13%, 7/1/2040	100,000	101,634

See accompanying notes to financial statements.

SPDR Nuveen Barclays Capital Build America Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

SOUTH CAROLINA — 0.3%
South Carolina, State Public Service Authority Revenue Series C 6.45%, 1/1/2050	$245,000	$346,339

TENNESSEE — 0.7%
Nashville & Davidson County, TN, Convention Center Authority Revenue 6.73%, 7/1/2043	335,000	384,912
Nashville & Davidson County, TN, Metropolitan Government, General Obligation 5.71%, 7/1/2034	275,000	328,281

		713,193

TEXAS — 10.1%
Dallas County, TX, Hospital District General Obligation 5.62%, 8/15/2044	370,000	469,948
Dallas, TX, Area Rapid Transit, Sales Tax Revenue:
4.92%, 12/1/2041	260,000	305,752
5.02%, 12/1/2048	435,000	528,238
6.00%, 12/1/2044	335,000	456,468
6.25%, 12/1/2034	170,000	194,791
Dallas, TX, Convention Center Hotel Development Corp. Revenue 7.09%, 1/1/2042	315,000	373,540
Dallas, TX, Independent School District, General Obligation 6.45%, 2/15/2035 (a)	445,000	539,932
North Texas, Tollway Authority Revenue:
6.72%, 1/1/2049	800,000	1,069,464
8.91%, 2/1/2030	135,000	155,640
San Antonio, TX, Electric & Gas Revenue:
5.72%, 2/1/2041	150,000	192,799
5.81%, 2/1/2041	50,000	64,903
5.99%, 2/1/2039	620,000	809,007
Texas, State General Obligation:
4.63%, 4/1/2033	110,000	126,145
4.68%, 4/1/2040	220,000	257,422
5.52%, 4/1/2039	1,095,000	1,425,570
Texas, State Transportation Commission, Revenue:
5.03%, 4/1/2026	695,000	831,811
Series B 5.18%, 4/1/2030	1,060,000	1,281,222
University of Texas, Revenue:
4.79%, 8/15/2046	55,000	65,710
5.13%, 8/15/2042	260,000	319,080
5.26%, 7/1/2039	290,000	362,091
Series B 6.28%, 8/15/2041	415,000	485,396

		10,314,929

UTAH — 1.3%
Utah, State General Obligation:
3.54%, 7/1/2025	360,000	394,625
4.55%, 7/1/2024	500,000	587,910
Utah, Transport Authority Sales Tax Revenue 5.94%, 6/15/2039	230,000	301,245

		1,283,780

VIRGINIA — 0.8%
University of Virginia, Revenue 6.20%, 9/1/2039	220,000	314,939
Virginia, Commonwealth Transportation Board Revenue 5.35%, 5/15/2035	395,000	478,621

		793,560

WASHINGTON — 1.9%
Central Puget Sound, WA, Regional Transit Authority, Sales & Use Tax Revenue 5.49%, 11/1/2039	325,000	409,087
Washington, State Convention Center, Public Facilities Revenue 6.79%, 7/1/2040	295,000	360,396
Washington, State General Obligation:
5.09%, 8/1/2033	305,000	358,152
5.14%, 8/1/2040	405,000	492,164
Series D 5.48%, 8/1/2039	245,000	309,477

		1,929,276

TOTAL MUNICIPAL BONDS & NOTES —
(Cost $94,156,636)		100,870,836

TOTAL INVESTMENTS — 98.8% (b)
(Cost $94,156,636)		100,870,836
OTHER ASSETS & LIABILITIES — 1.2%		1,206,844

NET ASSETS — 100.0%		$102,077,680

(a)	Bond is insured by one of these companies:

		As a % of
	Insurance Coverage	Net Assets

	Permanent School Fund Guaranteed	0.53%
(b)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR DB International Government Inflation-Protected Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS — 98.9%
AUSTRALIA — 4.8%
Commonwealth of Australia:
2.50%, 9/20/2030	AUD	6,758,704	$8,734,264
3.00%, 9/20/2025	AUD	14,592,153	19,103,652
4.00%, 8/20/2015	AUD	12,022,296	13,571,089
4.00%, 8/20/2020	AUD	15,334,823	19,863,404

			61,272,409

BRAZIL — 4.4%
Federal Republic of Brazil:
6.00%, 8/15/2014	BRL	2,695,625	1,406,463
6.00%, 5/15/2017	BRL	46,064,996	24,704,097
6.00%, 8/15/2024	BRL	33,102,276	18,609,296
6.00%, 5/15/2035	BRL	19,016,018	11,179,436

			55,899,292

CANADA — 4.7%
Government of Canada:
1.50%, 12/1/2044	CAD	3,403,379	4,353,000
2.00%, 12/1/2041	CAD	7,173,793	10,094,398
3.00%, 12/1/2036	CAD	6,988,729	11,157,561
4.00%, 12/1/2031	CAD	6,210,597	10,490,850
4.25%, 12/1/2021	CAD	6,956,506	9,752,824
4.25%, 12/1/2026	CAD	8,503,014	13,551,108

			59,399,741

CHILE — 4.5%
Republic of Chile:
3.00%, 5/1/2017	CLP	2,104,344,480	4,333,797
3.00%, 1/1/2018	CLP	11,064,779,040	22,977,506
3.00%, 3/1/2028	CLP	3,552,495,520	7,499,799
3.00%, 1/1/2030	CLP	7,014,481,600	14,882,570
3.00%, 2/1/2031	CLP	1,221,877,440	2,592,304
5.00%, 1/1/2016	CLP	2,262,736,000	4,987,785

			57,273,761

FRANCE — 16.2%
Republic of France:
0.25%, 7/25/2018	EUR	5,636,620	7,005,869
1.00%, 7/25/2017	EUR	31,092,696	41,044,406
1.60%, 7/25/2015	EUR	24,591,747	32,865,311
1.80%, 7/25/2040	EUR	10,755,558	14,623,904
2.25%, 7/25/2020	EUR	40,193,228	56,398,680
2.50%, 7/25/2013	EUR	8,949,784	11,724,578
3.15%, 7/25/2032	EUR	15,807,132	25,803,232
3.40%, 7/25/2029	EUR	10,370,580	17,212,990

			206,678,970

GERMANY — 4.7%
Federal Republic of Germany:
0.10%, 4/15/2023	EUR	6,091,609	7,801,871
1.50%, 4/15/2016	EUR	23,341,418	31,757,132
1.75%, 4/15/2020	EUR	14,288,241	20,825,168

			60,384,171

ISRAEL — 4.4%
State of Israel:
2.75%, 8/30/2041	ILS	7,875,233	1,936,889
4.00%, 7/30/2021	ILS	74,666,058	22,318,548
4.00%, 7/31/2024	ILS	58,906,193	17,657,225
5.00%, 4/30/2015	ILS	46,538,327	13,485,559

			55,398,221

ITALY — 4.7%
Republic of Italy:
2.10%, 9/15/2017	EUR	5,726,550	6,354,508
2.10%, 9/15/2021	EUR	7,377,462	7,358,821
2.15%, 9/15/2014	EUR	13,084,941	16,117,244
2.35%, 9/15/2019	EUR	3,223,550	3,456,356
2.35%, 9/15/2035	EUR	8,676,265	7,046,793
2.55%, 9/15/2041	EUR	1,070,680	870,386
2.60%, 9/15/2023	EUR	18,304,889	18,065,831
3.10%, 9/15/2026	EUR	1,045,070	1,069,883

			60,339,822

JAPAN — 5.1%
Japanese Government CPI Linked Bond:
1.10%, 12/10/2016 (a)	JPY	4,700,024,400	62,969,371
1.40%, 6/10/2018 (a)	JPY	173,600,000	2,385,667

			65,355,038

MEXICO — 4.8%
United Mexican States:
3.50%, 12/19/2013	MXN	88,278,477	6,899,965
4.50%, 11/22/2035	MXN	349,402,257	32,772,630
5.00%, 6/16/2016	MXN	248,130,638	21,557,880

			61,230,475

POLAND — 4.2%
Republic of Poland:
2.75%, 8/25/2023	PLN	68,688,050	20,551,049
3.00%, 8/24/2016	PLN	105,225,480	32,478,865

			53,029,914

SOUTH AFRICA — 4.8%
Republic of South Africa:
2.50%, 1/31/2017	ZAR	186,187,647	24,661,184
3.45%, 12/7/2033	ZAR	251,861,303	36,130,261

			60,791,445

SOUTH KOREA — 3.8%
Republic of South Korea:
2.75%, 3/10/2017	KRW	19,714,906,795	18,571,589
2.75%, 6/10/2020	KRW	30,339,816,000	29,967,648

			48,539,237

SWEDEN — 4.7%
Kingdom of Sweden:
3.50%, 12/1/2015	SEK	128,828,006	20,881,125
3.50%, 12/1/2028	SEK	106,768,711	23,602,571
4.00%, 12/1/2020	SEK	77,605,393	14,995,569

			59,479,265

TURKEY — 4.6%
Republic of Turkey:
4.00%, 4/1/2020	TRY	41,427,930	23,946,979
9.00%, 5/21/2014	TRY	56,425,153	34,472,159

			58,419,138

See accompanying notes to financial statements.

SPDR DB International Government Inflation-Protected Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount		Value

UNITED KINGDOM — 18.5%
United Kingdom Treasury Bond:
0.38%, 3/22/2062	GBP	5,679,976	$10,100,592
0.63%, 11/22/2042	GBP	6,019,303	11,042,233
0.75%, 11/22/2047	GBP	6,540,475	12,624,419
1.13%, 11/22/2037	GBP	6,904,915	13,785,928
1.25%, 11/22/2017	GBP	8,413,700	15,096,102
1.25%, 11/22/2027	GBP	24,973,107	48,000,725
1.25%, 11/22/2032	GBP	2,702,099	5,356,122
1.25%, 11/22/2055	GBP	6,092,610	14,207,318
1.88%, 11/22/2022	GBP	19,080,011	37,911,217
2.00%, 1/26/2035	GBP	8,263,696	18,752,889
2.50%, 7/26/2016	GBP	6,545,269	12,024,892
2.50%, 4/16/2020	GBP	1,966,257	3,900,948
4.13%, 7/22/2030	GBP	11,773,179	32,815,620

			235,619,005

TOTAL FOREIGN GOVERNMENT OBLIGATIONS —
(Cost $1,209,572,515)			1,259,109,904

	Shares
SHORT TERM INVESTMENT — 0.1%
MONEY MARKET FUND — 0.1%
State Street Institutional Liquid Reserves Fund 0.20% (b)(c)(d) (Cost $1,444,178)		1,444,178	1,444,178

TOTAL INVESTMENTS — 99.0% (e)
(Cost $1,211,016,693)			1,260,554,082
OTHER ASSETS & LIABILITIES — 1.0%			13,210,234

NET ASSETS — 100.0%			$1,273,764,316

(a)	Securities are valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. (Note 2)
(b)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	Value is determined based on Level 1 inputs. (Note 2)
(e)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CLP — Chilean Peso
EUR — Euro Currency
GBP — Great British Pound
ILS — Israeli Shekel
JPY — Japanese Yen
KRW — South Korean Won
MXN — Mexican Peso
PLN — Polish Zloty
SEK — Swedish Krona
TRY — Turkish Lira
ZAR — South African Rand

See accompanying notes to financial statements.

SPDR Barclays Capital Short Term International Treasury Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS — 98.2%
AUSTRALIA — 3.7%
Commonwealth of Australia:
4.50%, 10/21/2014	AUD	4,600,000	$4,928,878
5.50%, 12/15/2013 (a)	AUD	800,000	855,548
6.25%, 6/15/2014	AUD	2,425,000	2,664,820

			8,449,246

AUSTRIA — 3.6%
Republic of Austria:
3.40%, 10/20/2014 (b)	EUR	2,900,000	3,920,565
3.80%, 10/20/2013 (b)	EUR	1,425,000	1,888,147
4.13%, 1/15/2014	EUR	600,000	804,832
4.30%, 7/15/2014 (b)	EUR	1,050,000	1,433,919

			8,047,463

BELGIUM — 4.4%
Kingdom of Belgium:
3.50%, 3/28/2015	EUR	2,150,000	2,897,131
4.00%, 3/28/2014	EUR	1,805,000	2,413,413
4.25%, 9/28/2013	EUR	2,150,000	2,851,227
4.25%, 9/28/2014	EUR	1,275,000	1,735,606

			9,897,377

CANADA — 4.4%
Government of Canada:
1.00%, 2/1/2014	CAD	550,000	539,323
1.00%, 2/1/2015	CAD	1,150,000	1,125,747
1.50%, 11/1/2013	CAD	1,250,000	1,233,986
2.00%, 8/1/2013	CAD	500,000	495,694
2.00%, 3/1/2014	CAD	1,500,000	1,494,968
2.25%, 8/1/2014	CAD	1,450,000	1,457,965
2.50%, 9/1/2013	CAD	400,000	399,113
3.00%, 6/1/2014	CAD	2,100,000	2,136,564
4.50%, 6/1/2015	CAD	1,000,000	1,075,992

			9,959,352

DENMARK — 3.0%
Kingdom of Denmark:
2.00%, 11/15/2014	DKK	22,550,000	4,028,760
5.00%, 11/15/2013	DKK	14,950,000	2,731,229

			6,759,989

FRANCE — 4.5%
French Treasury Note:
0.75%, 9/25/2014	EUR	300,000	382,573
2.00%, 9/25/2013	EUR	300,000	388,405
Republic of France:
2.50%, 1/12/2014	EUR	550,000	720,782
2.50%, 1/15/2015	EUR	1,000,000	1,328,505
3.00%, 7/12/2014	EUR	500,000	666,886
4.00%, 10/25/2013	EUR	1,050,000	1,396,196
4.00%, 4/25/2014	EUR	1,400,000	1,891,754
4.00%, 10/25/2014	EUR	1,200,000	1,641,339
4.50%, 7/12/2013	EUR	1,325,000	1,755,040

			10,171,480

GERMANY — 10.2%
Federal Republic of Germany:
0.01%, 6/13/2014 (c)	EUR	1,100,000	1,392,270
0.25%, 12/13/2013	EUR	1,000,000	1,271,867
0.25%, 3/14/2014	EUR	1,150,000	1,462,677
2.25%, 4/11/2014	EUR	900,000	1,185,330
2.25%, 4/10/2015	EUR	1,200,000	1,607,897
2.50%, 10/10/2014	EUR	1,300,000	1,737,714
2.50%, 2/27/2015	EUR	1,550,000	2,086,898
3.75%, 7/4/2013	EUR	2,900,000	3,815,604
3.75%, 1/4/2015	EUR	1,250,000	1,727,938
4.00%, 10/11/2013	EUR	2,375,000	3,163,789
4.25%, 7/4/2014	EUR	2,525,000	3,467,429

			22,919,413

ITALY — 9.6%
Republic of Italy:
Zero Coupon, 9/30/2013 (c)	EUR	1,500,000	1,824,291
0.01%, 1/31/2014 (c)	EUR	600,000	718,942
2.25%, 11/1/2013	EUR	2,200,000	2,752,352
2.50%, 3/1/2015	EUR	1,350,000	1,642,349
3.00%, 4/1/2014	EUR	1,750,000	2,198,851
3.00%, 4/15/2015	EUR	1,500,000	1,842,638
3.50%, 6/1/2014	EUR	1,850,000	2,338,006
3.75%, 12/15/2013	EUR	1,325,000	1,690,400
4.25%, 8/1/2013	EUR	925,000	1,184,530
4.25%, 7/1/2014	EUR	300,000	384,337
4.25%, 8/1/2014	EUR	2,650,000	3,390,969
6.00%, 11/15/2014	EUR	1,350,000	1,784,785

			21,752,450

JAPAN — 22.4%
Government of Japan 2 Year Bond:
0.10%, 1/15/2014	JPY	165,000,000	2,067,693
0.10%, 3/15/2014	JPY	125,000,000	1,566,418
0.10%, 4/15/2014	JPY	70,000,000	877,191
0.10%, 5/15/2014	JPY	80,000,000	1,002,499
0.10%, 6/15/2014	JPY	80,000,000	1,002,494
0.20%, 8/15/2013	JPY	369,000,000	4,629,384
Government of Japan 5 Year Bond:
0.40%, 6/20/2015	JPY	160,000,000	2,022,292
0.50%, 12/20/2014	JPY	360,000,000	4,555,130
0.50%, 3/20/2015	JPY	125,000,000	1,583,106
0.70%, 12/20/2013	JPY	185,950,000	2,350,672
0.70%, 6/20/2014	JPY	284,250,000	3,604,592
0.70%, 9/20/2014	JPY	165,000,000	2,094,973
0.80%, 3/20/2014	JPY	198,950,000	2,522,985
0.90%, 12/20/2013	JPY	215,000,000	2,725,782
Government of Japan 10 Year Bond:
1.30%, 3/20/2015	JPY	330,000,000	4,269,027
1.40%, 9/20/2013	JPY	221,750,000	2,822,717
1.40%, 12/20/2013	JPY	206,650,000	2,638,845
1.50%, 3/20/2014	JPY	227,950,000	2,924,976
1.50%, 9/20/2014	JPY	415,000,000	5,361,146

			50,621,922

MEXICO — 3.2%
Mexican Bonos 9.50%, 12/18/2014	MXN	30,000,000	2,481,498
United Mexican States:
7.00%, 6/19/2014	MXN	31,350,000	2,436,396

See accompanying notes to financial statements.

SPDR Barclays Capital Short Term International Treasury Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount		Value

8.00%, 12/19/2013	MXN	29,650,000	$2,313,486

			7,231,380

NETHERLANDS — 4.5%
Kingdom of the Netherlands:
0.75%, 4/15/2015	EUR	1,100,000	1,404,973
1.00%, 1/15/2014	EUR	2,475,000	3,179,387
2.75%, 1/15/2015	EUR	1,600,000	2,148,130
3.75%, 7/15/2014	EUR	1,450,000	1,968,195
4.25%, 7/15/2013	EUR	1,150,000	1,520,703

			10,221,388

POLAND — 3.3%
Republic of Poland:
Zero Coupon, 7/25/2013 (c)	PLN	900,000	256,923
Zero Coupon, 1/25/2014 (c)	PLN	4,950,000	1,382,078
Zero Coupon, 7/25/2014 (c)	PLN	2,500,000	682,363
5.00%, 10/24/2013	PLN	5,500,000	1,654,631
5.50%, 4/25/2015	PLN	4,750,000	1,456,469
5.75%, 4/25/2014	PLN	6,275,000	1,916,928

			7,349,392

SINGAPORE — 2.7%
Government of Singapore:
0.25%, 2/1/2014	SGD	1,300,000	1,026,694
1.38%, 10/1/2014	SGD	1,650,000	1,337,568
2.25%, 7/1/2013	SGD	2,525,000	2,034,268
3.63%, 7/1/2014	SGD	2,125,000	1,792,775

			6,191,305

SOUTH AFRICA — 2.6%
Republic of South Africa:
7.50%, 1/15/2014	ZAR	19,250,000	2,432,347
8.75%, 12/21/2014	ZAR	26,250,000	3,473,146

			5,905,493

SOUTH KOREA — 4.1%
Korea Monetary Stabilization Bond:
3.59%, 10/2/2013	KRW	2,250,000,000	1,971,205
3.90%, 8/2/2013	KRW	1,420,000,000	1,246,074
Korea Treasury Bond:
3.00%, 12/10/2013	KRW	1,895,000,000	1,647,926
3.25%, 12/10/2014	KRW	2,690,000,000	2,346,422
3.50%, 6/10/2014	KRW	1,150,000,000	1,007,954
5.00%, 9/10/2014	KRW	1,100,000,000	994,298

			9,213,879

SPAIN — 4.6%
Kingdom of Spain:
2.50%, 10/31/2013	EUR	500,000	619,579
3.00%, 4/30/2015	EUR	1,550,000	1,864,349
3.30%, 10/31/2014	EUR	1,550,000	1,909,787
3.40%, 4/30/2014	EUR	850,000	1,059,319
4.20%, 7/30/2013	EUR	1,550,000	1,967,106
4.25%, 1/31/2014	EUR	1,250,000	1,581,395
4.40%, 1/31/2015	EUR	1,000,000	1,256,639

			10,258,174

SWEDEN — 2.8%
Kingdom of Sweden:
1.50%, 8/30/2013	SEK	2,850,000	413,974
6.75%, 5/5/2014	SEK	36,275,000	5,801,456

			6,215,430

UNITED KINGDOM — 4.6%
United Kingdom Treasury Bond:
2.25%, 3/7/2014	GBP	1,500,000	2,429,890
2.75%, 1/22/2015	GBP	3,000,000	4,987,013
5.00%, 9/7/2014	GBP	750,000	1,296,960
8.00%, 9/27/2013	GBP	900,000	1,546,442

			10,260,305

TOTAL FOREIGN GOVERNMENT OBLIGATIONS —
(Cost $225,481,793)			221,425,438

	Shares
SHORT TERM INVESTMENTS — 0.2%
MONEY MARKET FUNDS — 0.2%
State Street Navigator Securities Lending Prime Portfolio (d)(e)		460,144	460,144
State Street Institutional Liquid Reserves Fund 0.20% (e)(f)		48,022	48,022

TOTAL SHORT TERM INVESTMENTS — (g)
(Cost $508,166)			508,166

TOTAL INVESTMENTS — 98.4% (h)
(Cost $225,989,959)			221,933,604
OTHER ASSETS & LIABILITIES — 1.6%			3,589,491

NET ASSETS — 100.0%			$225,523,095

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Security purchased pursuant to Rule 144A of the Securities Act of 1933. This security, which represents 3.2% of net assets as of June 30, 2012, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Non-income producing security.
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	Value is determined based on Level 1 inputs. (Note 2)
(h)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

AUD — Australian Dollar
CAD — Canadian Dollar
DKK — Danish Krone
EUR — Euro Currency
GBP — Great British Pound

See accompanying notes to financial statements.

SPDR Barclays Capital Short Term International Treasury Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

JPY — Japanese Yen
KRW — South Korean Won
MXN — Mexican Peso
PLN — Polish Zloty
SEK — Swedish Krona
SGD — Singapore Dollar
ZAR — South African Rand

See accompanying notes to financial statements.

SPDR Barclays Capital International Treasury Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS — 98.7%
AUSTRALIA — 4.2%
Commonwealth of Australia:
4.25%, 7/21/2017	AUD	1,500,000	$1,657,322
4.50%, 10/21/2014	AUD	5,600,000	6,000,373
4.50%, 4/15/2020	AUD	6,250,000	7,138,193
4.75%, 10/21/2015	AUD	700,000	769,348
4.75%, 6/15/2016	AUD	6,050,000	6,729,554
4.75%, 4/21/2027	AUD	2,600,000	3,086,887
5.25%, 3/15/2019	AUD	7,285,000	8,608,000
5.50%, 12/15/2013 (a)	AUD	4,225,000	4,518,362
5.50%, 1/21/2018	AUD	4,025,000	4,728,239
5.50%, 4/21/2023	AUD	3,000,000	3,736,738
5.75%, 5/15/2021	AUD	5,550,000	6,928,725
5.75%, 7/15/2022	AUD	925,000	1,168,669
5.75%, 7/15/2022	AUD	3,500,000	4,421,990
6.00%, 2/15/2017 (a)	AUD	5,630,000	6,645,921
6.25%, 6/15/2014	AUD	5,800,000	6,373,590
6.25%, 4/15/2015	AUD	5,250,000	5,938,123

			78,450,034

AUSTRIA — 4.4%
Republic of Austria:
3.20%, 2/20/2017 (b)	EUR	2,800,000	3,852,638
3.40%, 10/20/2014 (b)	EUR	4,150,000	5,610,464
3.40%, 11/22/2022 (b)	EUR	1,900,000	2,592,035
3.50%, 7/15/2015 (b)	EUR	3,500,000	4,801,007
3.50%, 9/15/2021 (b)	EUR	6,950,000	9,671,018
3.65%, 4/20/2022 (b)	EUR	1,500,000	2,104,459
3.65%, 4/20/2022 (b)	EUR	375,000	526,115
3.80%, 10/20/2013 (b)	EUR	4,460,000	5,909,568
3.80%, 1/26/2062 (b)	EUR	750,000	1,062,518
3.90%, 7/15/2020 (b)	EUR	4,600,000	6,567,567
4.00%, 9/15/2016 (b)	EUR	4,700,000	6,655,049
4.15%, 3/15/2037 (b)	EUR	3,925,000	5,757,015
4.30%, 7/15/2014 (b)	EUR	3,350,000	4,574,885
4.30%, 9/15/2017 (b)	EUR	2,975,000	4,291,147
4.65%, 1/15/2018 (b)	EUR	5,545,000	8,145,191
4.85%, 3/15/2026 (b)	EUR	1,700,000	2,645,903
6.25%, 7/15/2027	EUR	3,615,000	6,425,149

			81,191,728

BELGIUM — 4.6%
Kingdom of Belgium:
2.75%, 3/28/2016	EUR	1,600,000	2,115,476
3.00%, 9/28/2019	EUR	1,300,000	1,676,676
3.25%, 9/28/2016	EUR	2,925,000	3,933,316
3.50%, 3/28/2015	EUR	2,650,000	3,570,882
3.50%, 6/28/2017	EUR	5,050,000	6,805,402
3.75%, 9/28/2015	EUR	4,425,000	6,034,466
4.00%, 3/28/2014	EUR	3,475,000	4,646,322
4.00%, 3/28/2019	EUR	4,220,000	5,821,310
4.00%, 3/28/2022	EUR	6,750,000	9,199,978
4.25%, 9/28/2013	EUR	2,400,000	3,182,765
4.25%, 9/28/2014	EUR	4,225,000	5,751,320
4.25%, 9/28/2021	EUR	3,750,000	5,206,754
4.25%, 9/28/2022	EUR	1,900,000	2,633,266
4.25%, 3/28/2041	EUR	2,525,000	3,412,698
4.50%, 3/28/2026	EUR	800,000	1,116,967
5.00%, 3/28/2035	EUR	6,025,000	8,974,325
5.50%, 9/28/2017	EUR	5,210,000	7,688,012
5.50%, 3/28/2028	EUR	2,020,000	3,120,505

			84,890,440

CANADA — 4.6%
Government of Canada:
0.75%, 5/1/2014	CAD	2,000,000	1,952,013
1.00%, 2/1/2014	CAD	4,500,000	4,412,644
1.50%, 8/1/2015	CAD	2,500,000	2,478,616
1.50%, 3/1/2017	CAD	3,900,000	3,869,204
2.00%, 3/1/2014	CAD	4,750,000	4,734,065
2.00%, 12/1/2014	CAD	4,500,000	4,511,477
2.50%, 9/1/2013	CAD	4,800,000	4,789,359
2.75%, 9/1/2016	CAD	2,550,000	2,655,257
2.75%, 6/1/2022	CAD	3,125,000	3,346,780
3.00%, 6/1/2014	CAD	5,250,000	5,341,409
3.25%, 6/1/2021	CAD	3,000,000	3,335,622
3.50%, 6/1/2020	CAD	3,000,000	3,368,140
3.50%, 12/1/2045	CAD	250,000	311,822
3.75%, 6/1/2019	CAD	3,575,000	4,032,216
4.00%, 6/1/2016	CAD	7,530,000	8,171,208
4.00%, 6/1/2041	CAD	3,975,000	5,259,969
4.25%, 6/1/2018	CAD	1,500,000	1,710,658
4.50%, 6/1/2015	CAD	4,750,000	5,110,962
5.00%, 6/1/2037	CAD	4,250,000	6,225,273
5.75%, 6/1/2029	CAD	3,990,000	5,881,380
5.75%, 6/1/2033	CAD	1,000,000	1,539,173
8.00%, 6/1/2027	CAD	1,000,000	1,725,636

			84,762,883

DENMARK — 3.7%
Kingdom of Denmark:
2.00%, 11/15/2014	DKK	21,500,000	3,841,168
2.50%, 11/15/2016	DKK	3,000,000	556,963
3.00%, 11/15/2021	DKK	53,150,000	10,287,594
4.00%, 11/15/2015	DKK	53,900,000	10,364,125
4.00%, 11/15/2017	DKK	34,580,000	6,931,702
4.00%, 11/15/2019	DKK	49,100,000	10,114,690
4.50%, 11/15/2039	DKK	62,985,000	15,777,967
5.00%, 11/15/2013	DKK	41,125,000	7,513,164
7.00%, 11/10/2024	DKK	14,300,000	3,864,923

			69,252,296

FRANCE — 10.1%
French Treasury Note:
0.75%, 9/25/2014	EUR	750,000	956,432
1.75%, 2/25/2017	EUR	2,250,000	2,894,481
2.00%, 9/25/2013	EUR	4,775,000	6,182,120
2.00%, 7/12/2015	EUR	3,275,000	4,304,222
2.25%, 2/25/2016	EUR	4,000,000	5,286,355
2.50%, 7/25/2016	EUR	1,500,000	2,000,848
Republic of France:
2.50%, 1/12/2014	EUR	2,775,000	3,636,676
2.50%, 1/15/2015	EUR	4,480,000	5,951,702
2.50%, 10/25/2020	EUR	4,600,000	5,855,727
3.00%, 7/12/2014	EUR	3,000,000	4,001,315
3.00%, 10/25/2015	EUR	5,250,000	7,108,901
3.00%, 4/25/2022	EUR	2,000,000	2,605,614
3.25%, 4/25/2016	EUR	4,450,000	6,089,962
3.25%, 10/25/2021	EUR	3,500,000	4,682,458

See accompanying notes to financial statements.

SPDR Barclays Capital International Treasury Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount		Value

3.50%, 4/25/2015	EUR	3,900,000	$5,327,916
3.50%, 4/25/2020	EUR	5,750,000	7,909,040
3.50%, 4/25/2026	EUR	4,200,000	5,524,982
3.75%, 4/25/2017	EUR	3,550,000	4,977,715
3.75%, 10/25/2019	EUR	4,030,000	5,655,106
3.75%, 4/25/2021	EUR	4,100,000	5,695,839
4.00%, 10/25/2013	EUR	1,500,000	1,994,566
4.00%, 4/25/2014	EUR	6,400,000	8,648,018
4.00%, 10/25/2014	EUR	1,300,000	1,778,117
4.00%, 4/25/2018	EUR	3,250,000	4,633,365
4.00%, 10/25/2038	EUR	3,925,000	5,329,195
4.00%, 4/25/2055	EUR	2,150,000	2,942,450
4.00%, 4/25/2060	EUR	1,000,000	1,366,145
4.25%, 10/25/2017	EUR	4,600,000	6,609,949
4.25%, 10/25/2018	EUR	4,700,000	6,785,852
4.25%, 4/25/2019	EUR	4,000,000	5,774,025
4.25%, 10/25/2023	EUR	6,500,000	9,352,518
4.50%, 7/12/2013	EUR	3,250,000	4,304,814
4.50%, 4/25/2041	EUR	2,950,000	4,360,022
4.75%, 4/25/2035	EUR	3,125,000	4,724,990
5.00%, 10/25/2016	EUR	3,850,000	5,640,217
5.50%, 4/25/2029	EUR	4,250,000	6,844,843
5.75%, 10/25/2032	EUR	2,735,000	4,641,223
6.00%, 10/25/2025	EUR	100,000	166,233
8.50%, 4/25/2023	EUR	2,500,000	4,842,854

			187,386,807

GERMANY — 4.5%
Federal Republic of Germany:
Zero Coupon, 6/13/2014 (c)	EUR	400,000	506,280
0.25%, 3/14/2014	EUR	1,250,000	1,589,866
0.75%, 9/13/2013	EUR	2,000,000	2,558,481
1.25%, 10/14/2016	EUR	750,000	981,559
1.75%, 7/4/2022	EUR	1,700,000	2,189,746
2.25%, 4/11/2014	EUR	2,450,000	3,226,730
2.25%, 4/10/2015	EUR	3,130,000	4,193,930
2.50%, 10/10/2014	EUR	2,375,000	3,174,670
2.50%, 1/4/2021	EUR	2,500,000	3,466,093
2.75%, 4/8/2016	EUR	1,900,000	2,623,163
3.00%, 7/4/2020	EUR	2,150,000	3,087,714
3.25%, 7/4/2021	EUR	2,650,000	3,878,662
3.25%, 7/4/2042	EUR	2,170,000	3,294,142
3.50%, 1/4/2016	EUR	3,900,000	5,495,895
3.50%, 7/4/2019	EUR	6,225,000	9,176,529
3.75%, 7/4/2013	EUR	2,400,000	3,157,742
3.75%, 1/4/2015	EUR	400,000	552,940
4.00%, 10/11/2013	EUR	2,000,000	2,664,244
4.00%, 7/4/2016	EUR	4,900,000	7,096,002
4.00%, 1/4/2037	EUR	3,000,000	4,982,722
4.25%, 7/4/2017	EUR	3,390,000	5,059,719
4.75%, 7/4/2040	EUR	200,000	377,753
5.50%, 1/4/2031	EUR	2,550,000	4,786,126
5.63%, 1/4/2028	EUR	3,115,000	5,737,556

			83,858,264

ITALY — 4.6%
Republic of Italy:
Zero Coupon, 9/30/2013 (c)	EUR	400,000	486,478
Zero Coupon, 1/31/2014 (c)	EUR	1,500,000	1,797,356
Zero Coupon, 5/30/2014 (c)	EUR	400,000	476,138
2.50%, 3/1/2015	EUR	1,500,000	1,824,832
3.00%, 4/1/2014	EUR	1,750,000	2,198,851
3.00%, 6/15/2015	EUR	3,200,000	3,919,334
3.00%, 11/1/2015	EUR	2,100,000	2,547,486
3.50%, 6/1/2014	EUR	2,000,000	2,527,575
3.75%, 12/15/2013	EUR	1,600,000	2,041,237
3.75%, 8/1/2016	EUR	2,250,000	2,761,033
3.75%, 3/1/2021	EUR	1,980,000	2,228,581
3.75%, 8/1/2021	EUR	2,600,000	2,888,389
4.00%, 9/1/2020	EUR	2,250,000	2,581,568
4.00%, 2/1/2037	EUR	4,065,000	3,950,317
4.25%, 8/1/2013	EUR	2,200,000	2,817,261
4.25%, 8/1/2014	EUR	500,000	639,805
4.25%, 2/1/2015	EUR	4,850,000	6,188,923
4.25%, 2/1/2019	EUR	1,750,000	2,093,004
4.25%, 9/1/2019	EUR	2,350,000	2,787,630
4.25%, 3/1/2020	EUR	1,500,000	1,762,124
4.50%, 2/1/2018	EUR	400,000	492,178
4.50%, 8/1/2018	EUR	1,475,000	1,800,252
4.50%, 3/1/2019	EUR	1,500,000	1,812,160
4.50%, 2/1/2020	EUR	1,750,000	2,095,027
4.75%, 9/15/2016	EUR	3,700,000	4,689,653
4.75%, 5/1/2017	EUR	1,500,000	1,881,075
4.75%, 9/1/2021	EUR	3,600,000	4,299,308
4.75%, 8/1/2023	EUR	1,475,000	1,725,946
5.00%, 3/1/2022	EUR	800,000	968,600
5.00%, 3/1/2025 (b)	EUR	525,000	608,127
5.00%, 8/1/2039	EUR	1,650,000	1,763,719
5.00%, 9/1/2040	EUR	525,000	559,407
5.25%, 8/1/2017	EUR	1,525,000	1,950,604
5.25%, 11/1/2029	EUR	1,750,000	2,023,285
5.50%, 9/1/2022	EUR	2,250,000	2,803,366
5.75%, 2/1/2033	EUR	2,275,000	2,715,965
6.00%, 11/15/2014	EUR	400,000	528,825
6.00%, 5/1/2031	EUR	1,250,000	1,542,291
6.50%, 11/1/2027	EUR	2,885,000	3,712,847

			86,490,557

JAPAN — 22.5%
Government of Japan 2 Year Bond:
0.10%, 9/15/2013	JPY	575,000,000	7,205,747
0.10%, 1/15/2014	JPY	400,000,000	5,012,588
0.10%, 6/15/2014	JPY	475,000,000	5,952,311
0.20%, 8/15/2013	JPY	475,000,000	5,959,235
0.20%, 12/15/2013	JPY	155,000,000	1,945,198
Government of Japan 5 Year Bond:
0.30%, 6/20/2016	JPY	545,000,000	6,871,672
0.30%, 3/20/2017	JPY	400,000,000	5,035,613
0.40%, 6/20/2015	JPY	400,000,000	5,055,731
0.40%, 6/20/2016	JPY	400,000,000	5,063,231
0.50%, 12/20/2014	JPY	475,000,000	6,010,241
0.50%, 3/20/2015	JPY	510,000,000	6,459,071
0.50%, 3/20/2016	JPY	400,000,000	5,080,296
0.60%, 12/20/2015	JPY	459,750,000	5,855,604

See accompanying notes to financial statements.

SPDR Barclays Capital International Treasury Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount		Value

0.60%, 3/20/2016	JPY	480,000,000	$6,118,625
0.80%, 3/20/2014	JPY	510,000,000	6,467,566
Government of Japan 10 Year Bond:
0.30%, 12/20/2016	JPY	1,135,000,000	14,297,458
0.80%, 9/20/2020	JPY	240,000,000	3,052,620
0.90%, 3/20/2022	JPY	280,000,000	3,538,271
1.00%, 9/20/2020	JPY	579,000,000	7,480,522
1.00%, 12/20/2021	JPY	250,000,000	3,195,964
1.00%, 3/20/2022	JPY	400,000,000	5,101,416
1.10%, 9/20/2021	JPY	715,000,000	9,232,712
1.20%, 12/20/2020	JPY	748,250,000	9,803,257
1.20%, 6/20/2021	JPY	625,000,000	8,161,189
1.30%, 12/20/2019	JPY	447,000,000	5,924,366
1.30%, 3/20/2020	JPY	600,000,000	7,947,252
1.30%, 3/20/2021	JPY	275,000,000	3,626,405
1.40%, 12/20/2013	JPY	875,000,000	11,173,429
1.50%, 9/20/2014	JPY	2,462,200,000	31,807,742
1.50%, 9/20/2015	JPY	625,000,000	8,179,424
1.60%, 12/20/2015	JPY	409,500,000	5,392,867
1.70%, 9/20/2016	JPY	777,000,000	10,365,184
1.70%, 12/20/2016	JPY	505,100,000	6,759,326
1.70%, 3/20/2017	JPY	680,000,000	9,124,127
1.70%, 9/20/2017	JPY	848,000,000	11,431,176
1.80%, 6/20/2017	JPY	300,000,000	4,052,147
1.90%, 6/20/2016	JPY	202,600,000	2,714,972
Government of Japan 20 Year Bond:
1.80%, 9/20/2030	JPY	251,350,000	3,251,932
1.80%, 9/20/2031	JPY	185,000,000	2,380,632
1.80%, 12/20/2031	JPY	555,000,000	7,128,512
1.90%, 12/20/2023	JPY	175,000,000	2,406,521
1.90%, 3/20/2029	JPY	404,300,000	5,374,297
1.90%, 9/20/2030	JPY	231,000,000	3,034,250
1.90%, 3/20/2031	JPY	55,000,000	721,422
2.10%, 9/21/2021	JPY	650,000,000	9,124,700
2.10%, 9/20/2024	JPY	200,000,000	2,798,945
2.10%, 9/20/2025	JPY	580,000,000	8,085,057
2.10%, 9/20/2029	JPY	457,750,000	6,242,972
2.10%, 12/20/2030	JPY	150,000,000	2,027,241
2.20%, 3/20/2031	JPY	400,000,000	5,480,351
2.30%, 6/20/2027	JPY	1,881,200,000	26,562,596
2.60%, 3/20/2019	JPY	1,068,300,000	15,321,329
2.90%, 9/20/2019	JPY	1,031,200,000	15,148,559
Government of Japan 30 Year Bond:
2.00%, 9/20/2040	JPY	575,000,000	7,391,687
2.00%, 3/20/2042	JPY	100,000,000	1,279,041
2.20%, 3/20/2041	JPY	210,000,000	2,811,415
2.30%, 3/20/2039	JPY	367,500,000	5,038,402
2.30%, 3/20/2040	JPY	303,250,000	4,159,010
2.40%, 3/20/2037	JPY	410,700,000	5,739,948
2.50%, 9/20/2034	JPY	600,000,000	8,551,237
2.50%, 9/20/2035	JPY	200,000,000	2,847,911
Government of Japan 40 Year Bond 2.20%, 3/20/2051	JPY	40,000,000	514,574

			419,877,096

MEXICO — 3.8%
Mexican Bonos:
6.00%, 6/18/2015	MXN	52,500,000	4,045,983
6.25%, 6/16/2016	MXN	39,000,000	3,054,865
6.50%, 6/10/2021	MXN	67,500,000	5,437,647
6.50%, 6/9/2022	MXN	15,000,000	1,207,171
7.50%, 6/3/2027	MXN	44,250,000	3,743,424
7.75%, 5/29/2031	MXN	25,300,000	2,116,380
7.75%, 11/13/2042	MXN	7,000,000	580,228
8.00%, 12/17/2015	MXN	15,000,000	1,230,637
8.00%, 6/11/2020	MXN	20,000,000	1,759,206
8.50%, 5/31/2029	MXN	51,400,000	4,673,920
8.50%, 11/18/2038	MXN	40,000,000	3,604,517
9.50%, 12/18/2014	MXN	71,250,000	5,893,559
10.00%, 11/20/2036	MXN	60,000,000	6,207,320
United Mexican States:
7.00%, 6/19/2014	MXN	40,000,000	3,108,639
7.25%, 12/15/2016	MXN	75,850,000	6,184,149
8.00%, 12/19/2013	MXN	67,500,000	5,266,789
8.50%, 12/13/2018	MXN	50,750,000	4,489,896
10.00%, 12/5/2024	MXN	71,220,000	7,432,684

			70,037,014

NETHERLANDS — 4.5%
Kingdom of the Netherlands:
0.75%, 4/15/2015	EUR	800,000	1,021,798
1.00%, 1/15/2014	EUR	2,425,000	3,115,157
2.25%, 7/15/2022	EUR	800,000	1,027,796
2.50%, 1/15/2017	EUR	5,150,000	6,935,927
2.50%, 1/15/2033	EUR	1,500,000	1,861,335
3.25%, 7/15/2015	EUR	8,650,000	11,851,294
3.25%, 7/15/2021	EUR	4,300,000	6,024,161
3.50%, 7/15/2020	EUR	5,880,000	8,376,783
3.75%, 7/15/2014	EUR	7,025,000	9,535,566
3.75%, 1/15/2023	EUR	4,025,000	5,857,361
3.75%, 1/15/2042	EUR	2,950,000	4,610,311
4.00%, 7/15/2018	EUR	4,160,000	6,036,187
4.00%, 1/15/2037	EUR	2,870,000	4,542,665
4.25%, 7/15/2013	EUR	3,500,000	4,628,225
4.50%, 7/15/2017	EUR	2,980,000	4,378,154
5.50%, 1/15/2028	EUR	2,430,000	4,256,656

			84,059,376

POLAND — 3.6%
Poland Government Bond:
4.75%, 10/25/2016	PLN	10,000,000	3,000,330
5.00%, 4/25/2016	PLN	34,750,000	10,527,148
5.25%, 10/25/2017	PLN	16,100,000	4,928,945
5.25%, 10/25/2020	PLN	15,650,000	4,749,444
5.75%, 10/25/2021	PLN	17,000,000	5,316,034
5.75%, 4/25/2029	PLN	6,700,000	2,091,931
Republic of Poland:
Zero Coupon, 7/25/2013	PLN	6,025,000	1,719,958
0.01%, 1/25/2014	PLN	9,000,000	2,512,870
5.00%, 10/24/2013	PLN	18,450,000	5,550,535
5.50%, 4/25/2015	PLN	22,750,000	6,975,721
5.50%, 10/25/2019	PLN	10,025,000	3,106,059
5.75%, 4/25/2014	PLN	22,100,000	6,751,251
5.75%, 9/23/2022	PLN	11,260,000	3,519,066

See accompanying notes to financial statements.

SPDR Barclays Capital International Treasury Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount		Value

6.25%, 10/24/2015	PLN	18,715,000	$5,883,732

			66,633,024

SOUTH AFRICA — 3.5%
Republic of South Africa:
7.50%, 1/15/2014	ZAR	33,600,000	4,245,551
8.25%, 9/15/2017	ZAR	66,350,000	8,696,852
8.75%, 12/21/2014	ZAR	12,500,000	1,653,879
South Africa Government Bond:
6.25%, 3/31/2036	ZAR	40,000,000	3,740,050
6.50%, 2/28/2041	ZAR	18,500,000	1,755,108
6.75%, 3/31/2021	ZAR	55,500,000	6,553,323
7.00%, 2/28/2031	ZAR	48,000,000	5,121,917
7.25%, 1/15/2020	ZAR	85,785,000	10,540,484
8.00%, 12/21/2018	ZAR	48,750,000	6,304,686
10.50%, 12/21/2026	ZAR	57,600,000	8,550,732
10.50%, 12/21/2026	ZAR	6,000,000	890,701
13.50%, 9/15/2015	ZAR	52,025,000	7,719,305

			65,772,588

SPAIN — 4.6%
Kingdom of Spain:
2.50%, 10/31/2013	EUR	7,000,000	8,674,103
3.15%, 1/31/2016	EUR	4,410,000	5,198,039
3.25%, 4/30/2016	EUR	2,300,000	2,702,315
3.30%, 10/31/2014	EUR	3,850,000	4,743,665
3.40%, 4/30/2014	EUR	3,475,000	4,330,746
3.80%, 1/31/2017	EUR	4,200,000	4,920,132
4.00%, 7/30/2015	EUR	2,800,000	3,441,197
4.00%, 4/30/2020	EUR	3,250,000	3,583,785
4.20%, 1/31/2037	EUR	3,985,000	3,457,685
4.25%, 1/31/2014	EUR	500,000	632,558
4.25%, 10/31/2016	EUR	4,250,000	5,110,414
4.40%, 1/31/2015	EUR	4,500,000	5,654,874
4.60%, 7/30/2019	EUR	5,220,000	6,052,884
4.65%, 7/30/2025	EUR	3,350,000	3,459,722
4.70%, 7/30/2041	EUR	2,350,000	2,167,512
4.85%, 10/31/2020	EUR	2,750,000	3,166,933
5.50%, 4/30/2021	EUR	7,400,000	8,833,522
5.75%, 7/30/2032	EUR	1,150,000	1,263,298
5.85%, 1/31/2022	EUR	2,200,000	2,683,003
5.90%, 7/30/2026	EUR	1,000,000	1,161,686
6.00%, 1/31/2029	EUR	3,150,000	3,612,564

			84,850,637

SWEDEN — 3.5%
Kingdom of Sweden:
1.50%, 8/30/2013	SEK	5,500,000	798,896
2.25%, 6/1/2032	SEK	10,000,000	1,487,468
3.00%, 7/12/2016	SEK	35,000,000	5,442,382
3.50%, 6/1/2022	SEK	54,300,000	9,225,839
3.50%, 3/30/2039	SEK	32,300,000	5,899,018
3.75%, 8/12/2017	SEK	43,635,000	7,103,483
4.25%, 3/12/2019	SEK	50,155,000	8,609,172
4.50%, 8/12/2015	SEK	57,350,000	9,172,145
5.00%, 12/1/2020	SEK	41,850,000	7,731,518
6.75%, 5/5/2014	SEK	62,800,000	10,043,596

			65,513,517

UNITED KINGDOM — 12.0%
United Kingdom Treasury Bond:
1.75%, 1/22/2017	GBP	5,700,000	9,338,183
2.00%, 1/22/2016	GBP	4,500,000	7,411,845
2.25%, 3/7/2014	GBP	5,275,000	8,545,114
2.75%, 1/22/2015	GBP	4,875,000	8,103,897
3.75%, 9/7/2019	GBP	4,500,000	8,251,750
3.75%, 9/7/2020	GBP	4,300,000	7,913,804
3.75%, 9/7/2021	GBP	2,250,000	4,154,002
3.75%, 7/22/2052	GBP	1,450,000	2,572,180
4.00%, 9/7/2016	GBP	4,650,000	8,305,457
4.00%, 3/7/2022	GBP	4,650,000	8,755,818
4.00%, 1/22/2060	GBP	2,575,000	4,892,957
4.25%, 12/7/2027	GBP	4,350,000	8,472,229
4.25%, 6/7/2032	GBP	2,625,000	5,082,826
4.25%, 9/7/2039	GBP	600,000	1,159,455
4.25%, 12/7/2040	GBP	4,500,000	8,690,548
4.25%, 12/7/2046	GBP	2,825,000	5,505,359
4.25%, 12/7/2049	GBP	4,025,000	7,859,385
4.25%, 12/7/2055	GBP	2,700,000	5,332,395
4.50%, 3/7/2019	GBP	4,200,000	8,006,700
4.50%, 9/7/2034	GBP	6,500,000	12,979,162
4.50%, 12/7/2042	GBP	2,725,000	5,504,520
4.75%, 9/7/2015	GBP	4,415,000	7,874,016
4.75%, 3/7/2020	GBP	4,600,000	8,985,401
4.75%, 12/7/2030	GBP	4,150,000	8,551,875
4.75%, 12/7/2038	GBP	3,414,000	7,130,840
5.00%, 9/7/2014	GBP	5,400,000	9,338,108
5.00%, 3/7/2018	GBP	4,225,000	8,110,885
5.00%, 3/7/2025	GBP	4,125,000	8,573,855
6.00%, 12/7/2028	GBP	3,350,000	7,846,312
8.00%, 12/7/2015	GBP	1,000,000	1,976,106
8.00%, 6/7/2021	GBP	3,775,000	9,103,266

			224,328,250

TOTAL FOREIGN GOVERNMENT OBLIGATIONS —
(Cost $1,784,607,871)			1,837,354,511

	Shares
SHORT TERM INVESTMENTS — 0.3%
MONEY MARKET FUNDS — 0.3%
State Street Navigator Securities Lending Prime Portfolio (d)(e)		5,711,554	5,711,554

See accompanying notes to financial statements.

SPDR Barclays Capital International Treasury Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

Security Description	Shares	Value
State Street Institutional Liquid Reserves Fund 0.20% (e)(f)	328,388	$328,388

TOTAL SHORT TERM INVESTMENTS — (g)
(Cost $6,039,942)		6,039,942

TOTAL INVESTMENTS — 99.0% (h)
(Cost $1,790,647,813)		1,843,394,453
OTHER ASSETS & LIABILITIES — 1.0%		19,531,016

NET ASSETS — 100.0%		$1,862,925,469

(a)	A portion of the security was on loan at June 30, 2012.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 4.1% of net assets as of June 30, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Non-income producing security.
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	Value is determined based on Level 1 inputs. (Note 2)
(h)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

AUD — Australian Dollar
CAD — Canadian Dollar
DKK — Danish Krone
EUR — Euro Currency
GBP — Great British Pound
JPY — Japanese Yen
MXN — Mexican Peso
PLN — Polish Zloty
SEK — Swedish Krona
ZAR — South African Rand

See accompanying notes to financial statements.

SPDR Barclays Capital International Corporate Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount		Value

CORPORATE BONDS & NOTES — 97.6%
AUSTRALIA — 2.6%
Australia & New Zealand Banking Group, Ltd. 3.75%, 3/10/2017	EUR	100,000	$135,923
BHP Billiton Finance, Ltd.:
2.13%, 11/29/2018	EUR	100,000	126,616
6.38%, 4/4/2016	EUR	50,000	74,524
Commonwealth Bank of Australia:
4.25%, 11/10/2016	EUR	100,000	138,509
4.38%, 2/25/2020	EUR	100,000	140,664
National Australia Bank, Ltd.:
3.50%, 1/23/2015	EUR	150,000	199,528
4.00%, 7/13/2020	EUR	150,000	205,751
5.50%, 5/20/2015	EUR	100,000	140,552
Telstra Corp., Ltd.:
4.25%, 3/23/2020	EUR	100,000	141,861
4.75%, 3/21/2017	EUR	100,000	144,009
Westpac Banking Corp. 4.25%, 9/22/2016	EUR	300,000	415,458

			1,863,395

AUSTRIA — 0.3%
Erste Group Bank AG 4.75%, 9/18/2013	EUR	50,000	65,727
OMV AG 6.25%, 4/7/2014	EUR	50,000	68,963
Raiffeisen Bank International AG 3.63%, 1/27/2014	EUR	50,000	65,292

			199,982

BELGIUM — 0.3%
Anheuser-Busch InBev NV 6.50%, 6/23/2017	GBP	50,000	93,028
Fortis Bank SA/NV 4.50%, 5/30/2014	EUR	100,000	132,979

			226,007

CANADA — 0.3%
The Toronto-Dominion Bank 5.38%, 5/14/2015	EUR	150,000	212,007

DENMARK — 0.7%
Carlsberg Breweries A/S:
3.38%, 10/13/2017	EUR	100,000	134,003
6.00%, 5/28/2014	EUR	50,000	68,895
Danske Bank A/S:
3.88%, 5/18/2016	EUR	100,000	132,127
4.75%, 6/4/2014	EUR	150,000	200,040

			535,065

FRANCE — 12.9%
Autoroutes du Sud de la France 5.63%, 7/4/2022	EUR	100,000	145,411
AXA SA 4.50%, 1/23/2015	EUR	150,000	202,242
Banque Federative du Credit Mutuel:
4.13%, 7/20/2020	EUR	100,000	132,177
4.25%, 2/5/2014	EUR	100,000	131,919
4.38%, 5/31/2016	EUR	100,000	135,417
Banque PSA Finance SA 4.25%, 2/25/2016	EUR	100,000	124,745
BNP Paribas SA:
2.88%, 7/13/2015	EUR	200,000	259,951
3.00%, 2/24/2017	EUR	100,000	129,465
3.50%, 3/7/2016	EUR	100,000	133,021
3.75%, 11/25/2020	EUR	200,000	262,546
4.50%, 3/21/2023	EUR	200,000	280,986
5.00%, 12/16/2013	EUR	50,000	66,634
Bouygues SA:
4.25%, 7/22/2020	EUR	100,000	133,835
6.13%, 7/3/2015	EUR	100,000	142,495
Caisse Centrale du Credit Immobilier de France 3.75%, 3/10/2014	EUR	50,000	62,025
Carrefour SA:
3.88%, 4/25/2021	EUR	100,000	124,779
4.00%, 4/9/2020	EUR	50,000	63,383
5.13%, 10/10/2014	EUR	100,000	135,863
5.38%, 6/12/2015	EUR	150,000	206,659
Cie de St-Gobain 4.75%, 4/11/2017	EUR	150,000	207,305
Cie Financiere et Industrielle des Autoroutes SA 5.00%, 5/24/2021	EUR	50,000	69,939
Credit Agricole SA 3.88%, 2/13/2019	EUR	100,000	126,631
Credit Agricole SA/London:
3.00%, 7/20/2015	EUR	100,000	127,867
3.63%, 3/8/2016	EUR	100,000	129,235
5.13%, 4/18/2023	EUR	100,000	136,031
Credit Mutuel Arkea:
5.00%, 6/28/2017	EUR	50,000	68,951
5.38%, 4/22/2014	EUR	150,000	202,045
Dexia Credit Local SA 5.38%, 7/21/2014	EUR	100,000	107,202
France Telecom SA:
3.00%, 6/15/2022	EUR	100,000	125,471
3.63%, 10/14/2015	EUR	100,000	135,698
3.88%, 4/9/2020	EUR	100,000	135,876
3.88%, 1/14/2021	EUR	100,000	135,690
4.75%, 2/21/2017	EUR	100,000	141,464
5.00%, 1/22/2014	EUR	100,000	134,449
5.00%, 5/12/2016	GBP	50,000	85,228
5.63%, 5/22/2018	EUR	100,000	148,910
8.13%, 1/28/2033	EUR	100,000	181,097
GDF Suez:
3.50%, 10/18/2022	EUR	100,000	133,407
5.00%, 10/1/2060	GBP	100,000	147,480
5.63%, 1/18/2016	EUR	100,000	145,011
6.13%, 2/11/2021	GBP	200,000	372,676
6.38%, 1/18/2021	EUR	50,000	80,552
6.88%, 1/24/2019	EUR	150,000	239,616
Gie GDF Suez Alliance 5.75%, 6/24/2023	EUR	100,000	155,707
HSBC France 4.88%, 1/15/2014	EUR	100,000	133,812
LVMH Moet Hennessy Louis Vuitton SA 4.38%, 5/12/2014	EUR	50,000	67,244

See accompanying notes to financial statements.

SPDR Barclays Capital International Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount		Value

Pernod-Ricard SA 4.88%, 3/18/2016	EUR	150,000	$206,203
Sanofi 4.50%, 5/18/2016	EUR	200,000	283,480
Schneider Electric SA 4.00%, 8/11/2017	EUR	100,000	139,774
Societe Des Autoroutes Paris-Rhin-Rhone 5.00%, 1/12/2017	EUR	100,000	134,703
Societe Generale SA:
3.00%, 3/31/2015	EUR	150,000	193,591
3.13%, 9/21/2017	EUR	150,000	189,135
3.75%, 8/21/2014	EUR	150,000	196,380
4.75%, 3/2/2021	EUR	100,000	133,453
Total Capital SA:
3.50%, 2/27/2014	EUR	100,000	132,168
4.75%, 12/10/2013	EUR	50,000	66,958
4.88%, 1/28/2019	EUR	100,000	148,567
Veolia Environnement SA:
4.38%, 1/16/2017	EUR	50,000	69,038
5.13%, 5/24/2022	EUR	100,000	141,182
Vinci SA 4.13%, 2/20/2017	EUR	100,000	135,054
Vivendi SA:
3.50%, 7/13/2015	EUR	100,000	130,464
4.13%, 7/18/2017	EUR	100,000	130,967

			9,179,264

GERMANY — 5.0%
Bertelsmann AG 4.75%, 9/26/2016	EUR	50,000	70,618
BPCE SA:
2.88%, 9/22/2015	EUR	150,000	193,558
3.75%, 7/21/2017	EUR	50,000	65,817
4.50%, 2/10/2022	EUR	100,000	131,160
Commerzbank AG:
3.88%, 3/22/2017	EUR	100,000	133,154
4.00%, 9/16/2020	EUR	100,000	130,203
4.75%, 1/26/2015	EUR	100,000	134,974
5.00%, 2/6/2014	EUR	150,000	200,073
Daimler AG:
1.75%, 5/21/2015	EUR	100,000	128,471
3.00%, 7/19/2013	EUR	50,000	64,795
4.13%, 1/19/2017	EUR	50,000	69,548
4.63%, 9/2/2014	EUR	150,000	203,973
Deutsche Bank AG 5.13%, 8/31/2017	EUR	350,000	504,263
Evonik Degussa GmbH 5.13%, 12/10/2013	EUR	100,000	133,084
Henkel AG & Co. KGaA 4.63%, 3/19/2014	EUR	150,000	202,226
Merck Financial Services GmbH:
3.38%, 3/24/2015	EUR	100,000	133,783
4.50%, 3/24/2020	EUR	100,000	143,128
Metro AG 7.63%, 3/5/2015	EUR	100,000	145,193
ThyssenKrupp AG:
4.38%, 2/28/2017	EUR	100,000	127,338
8.00%, 6/18/2014	EUR	100,000	138,156
Volkswagen Financial Services AG:
3.38%, 7/28/2014	EUR	100,000	132,207
6.88%, 1/15/2014	EUR	150,000	206,481
Volkswagen Leasing GmbH 2.75%, 7/13/2015	EUR	100,000	131,157

			3,523,360

HONG KONG — 0.6%
Hutchison Whampoa Europe Finance 12, Ltd. 2.50%, 6/6/2017	EUR	100,000	127,336
Hutchison Whampoa Finance 03/13, Ltd. 5.88%, 7/8/2013	EUR	50,000	66,359
Hutchison Whampoa Finance 09, Ltd. 4.75%, 11/14/2016	EUR	150,000	209,850

			403,545

IRELAND — 2.4%
GE Capital European Funding:
2.00%, 2/27/2015	EUR	100,000	127,676
2.88%, 10/28/2014	EUR	50,000	65,254
2.88%, 9/17/2015	EUR	100,000	130,536
3.75%, 4/4/2016	EUR	100,000	134,142
4.13%, 10/27/2016	EUR	200,000	272,254
4.25%, 2/6/2014	EUR	100,000	132,363
4.25%, 3/1/2017	EUR	200,000	274,030
4.75%, 7/30/2014	EUR	130,000	174,658
5.25%, 5/18/2015	EUR	100,000	138,621
5.38%, 1/16/2018	EUR	100,000	144,178
5.38%, 1/23/2020	EUR	100,000	146,559

			1,740,271

ISRAEL — 0.2%
Teva Pharmaceutical Finance IV BV 2.88%, 4/15/2019	EUR	100,000	130,622

ITALY — 6.5%
Assicurazioni Generali SpA 5.13%, 9/16/2024	EUR	150,000	177,199
Atlantia SpA:
3.38%, 9/18/2017	EUR	200,000	236,286
4.50%, 2/8/2019	EUR	100,000	120,505
5.63%, 5/6/2016	EUR	200,000	261,962
Banca Monte dei Paschi di Siena SpA:
4.13%, 11/11/2013	EUR	100,000	122,147
4.50%, 3/7/2014	EUR	100,000	122,330
4.75%, 4/30/2014	EUR	100,000	123,390
Banco Popolare SC 4.13%, 10/22/2014	EUR	100,000	121,993
Enel SpA 5.25%, 6/20/2017	EUR	150,000	189,330
ENI SpA:
3.50%, 1/29/2018	EUR	50,000	63,491
4.00%, 6/29/2020	EUR	50,000	63,126
4.13%, 9/16/2019	EUR	100,000	128,223
4.25%, 2/3/2020	EUR	100,000	128,300
4.75%, 11/14/2017	EUR	50,000	67,727
5.00%, 1/28/2016	EUR	100,000	136,570
5.88%, 1/20/2014	EUR	150,000	201,998

See accompanying notes to financial statements.

SPDR Barclays Capital International Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount		Value

Intesa Sanpaolo SpA:
3.38%, 1/19/2015	EUR	100,000	$122,900
3.75%, 11/23/2016	EUR	100,000	119,438
4.00%, 11/8/2018	EUR	100,000	115,228
4.13%, 1/14/2016	EUR	100,000	122,837
4.13%, 4/14/2020	EUR	150,000	168,372
4.75%, 6/15/2017	EUR	150,000	185,066
5.38%, 12/19/2013	EUR	150,000	192,917
Telecom Italia SpA:
5.13%, 1/25/2016	EUR	100,000	126,132
5.25%, 2/10/2022	EUR	100,000	112,885
6.38%, 6/24/2019	GBP	100,000	144,375
7.38%, 12/15/2017	GBP	100,000	154,960
Terna Rete Elettrica Nazionale SpA:
4.13%, 2/17/2017	EUR	100,000	126,791
4.75%, 3/15/2021	EUR	100,000	124,548
UniCredit SpA:
3.63%, 8/21/2013	EUR	100,000	125,887
4.38%, 2/10/2014	EUR	50,000	62,993
4.88%, 3/7/2017	EUR	100,000	119,639
5.25%, 1/14/2014	EUR	100,000	127,908
Unione di Banche Italiane SCPA 4.13%, 10/21/2013	EUR	100,000	124,995

			4,642,448

LUXEMBOURG — 1.1%
ArcelorMittal 9.38%, 6/3/2016	EUR	150,000	221,471
Glencore Finance Europe SA:
4.13%, 4/3/2018	EUR	100,000	129,126
5.25%, 3/22/2017	EUR	100,000	134,522
Novartis Finance SA 4.25%, 6/15/2016	EUR	100,000	142,010
Telecom Italia Finance SA 7.75%, 1/24/2033	EUR	100,000	126,216

			753,345

MEXICO — 0.3%
America Movil SAB de CV 3.75%, 6/28/2017	EUR	150,000	204,901

NETHERLANDS — 24.6%
ABB Finance BV 2.63%, 3/26/2019	EUR	100,000	128,504
ABN Amro Bank NV:
2.75%, 10/29/2013	EUR	200,000	257,541
3.63%, 10/6/2017	EUR	200,000	262,553
4.13%, 3/28/2022	EUR	100,000	129,647
4.25%, 4/11/2016	EUR	100,000	135,712
Allianz Finance II BV:
3.50%, 2/14/2022	EUR	100,000	130,265
4.00%, 11/23/2016	EUR	150,000	207,917
4.75%, 7/22/2019	EUR	100,000	142,747
BASF Finance Europe NV:
5.00%, 9/26/2014	EUR	100,000	138,045
5.13%, 6/9/2015	EUR	150,000	211,990
6.00%, 12/4/2013	EUR	100,000	136,137
Bayer Capital Corp. BV 4.63%, 9/26/2014	EUR	100,000	136,842
BMW Finance NV:
2.13%, 1/13/2015	EUR	100,000	129,639
3.25%, 1/28/2016	EUR	100,000	134,266
3.25%, 1/14/2019	EUR	100,000	134,111
3.63%, 1/29/2018	EUR	100,000	137,215
3.88%, 1/18/2017	EUR	100,000	138,056
4.00%, 9/17/2014	EUR	100,000	134,609
4.25%, 1/22/2014	EUR	150,000	199,553
8.88%, 9/19/2013	EUR	100,000	138,872
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands:
3.38%, 1/18/2016	EUR	350,000	468,917
3.38%, 4/21/2017	EUR	450,000	600,088
3.88%, 4/20/2016	EUR	280,000	379,389
4.00%, 9/10/2015	GBP	100,000	166,354
4.13%, 1/12/2021	EUR	200,000	272,059
4.13%, 7/14/2025	EUR	460,000	623,904
4.25%, 4/22/2014	EUR	250,000	334,425
4.38%, 1/22/2014	EUR	450,000	599,295
4.75%, 1/15/2018	EUR	200,000	283,353
4.75%, 6/6/2022	EUR	300,000	425,761
Daimler International Finance BV 7.88%, 1/16/2014	EUR	150,000	209,422
Deutsche Telekom International Finance BV:
4.00%, 1/19/2015	EUR	100,000	135,215
4.25%, 7/13/2022	EUR	100,000	140,627
4.50%, 10/25/2013	EUR	150,000	198,694
5.75%, 4/14/2015	EUR	100,000	141,414
6.00%, 1/20/2017	EUR	150,000	222,852
6.50%, 4/8/2022	GBP	50,000	94,066
Diageo Capital BV 5.50%, 7/1/2013	EUR	100,000	132,548
E.ON International Finance BV:
5.25%, 9/8/2015	EUR	50,000	71,062
5.50%, 1/19/2016	EUR	100,000	144,392
5.50%, 10/2/2017	EUR	200,000	300,178
5.75%, 5/7/2020	EUR	100,000	158,025
5.88%, 10/30/2037	GBP	100,000	189,622
6.00%, 10/30/2019	GBP	100,000	189,294
6.38%, 6/7/2032	GBP	50,000	99,690
6.75%, 1/27/2039	GBP	50,000	105,150
EADS Finance BV 4.63%, 8/12/2016	EUR	100,000	140,579
Enel Finance International NV:
4.00%, 9/14/2016	EUR	150,000	185,114
4.63%, 6/24/2015	EUR	100,000	127,414
5.00%, 9/14/2022	EUR	150,000	172,849
5.63%, 8/14/2024	GBP	100,000	131,890
5.75%, 10/24/2018	EUR	100,000	126,229
5.75%, 9/14/2040	GBP	100,000	112,718
Fortis Bank Nederland NV:
4.00%, 2/3/2015	EUR	100,000	133,006
4.63%, 7/9/2014	EUR	100,000	133,742
Generali Finance BV 4.75%, 5/12/2014	EUR	100,000	130,867
Heineken NV 7.13%, 4/7/2014	EUR	50,000	69,798
HIT Finance BV:
4.88%, 10/27/2021	EUR	150,000	165,611

See accompanying notes to financial statements.

SPDR Barclays Capital International Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount		Value

5.75%, 3/9/2018	EUR	100,000	$121,537
Iberdrola International BV 4.25%, 10/11/2018	EUR	100,000	109,717
ING Bank NV:
2.25%, 9/23/2013	EUR	100,000	128,228
3.38%, 3/3/2015	EUR	200,000	263,320
3.88%, 5/24/2016	EUR	100,000	133,961
4.50%, 2/21/2022	EUR	200,000	266,425
ING Groep NV:
4.75%, 5/31/2017	EUR	150,000	204,869
5.63%, 9/3/2013	EUR	100,000	132,230
KBC Internationale Financieringsmaatschappij NV:
3.88%, 3/31/2015	EUR	100,000	127,604
4.50%, 9/17/2014	EUR	150,000	195,075
4.50%, 3/27/2017	EUR	100,000	127,161
Koninklijke KPN NV:
3.75%, 9/21/2020	EUR	100,000	128,888
4.00%, 6/22/2015	EUR	50,000	67,312
4.75%, 1/17/2017	EUR	100,000	139,104
5.75%, 9/17/2029	GBP	50,000	85,312
Linde Finance BV 4.75%, 4/24/2017	EUR	100,000	145,282
Nomura Europe Finance NV 5.13%, 12/9/2014	EUR	100,000	133,185
Repsol International Finance BV:
4.63%, 10/8/2014	EUR	150,000	191,880
4.88%, 2/19/2019	EUR	100,000	113,947
5.00%, 7/22/2013	EUR	50,000	64,049
Royal Bank of Scotland NV:
4.25%, 5/11/2016	EUR	50,000	65,447
4.75%, 1/4/2014	EUR	100,000	131,387
RWE Finance BV:
5.00%, 2/10/2015	EUR	150,000	208,545
5.75%, 11/20/2013	EUR	50,000	67,568
6.13%, 7/6/2039	GBP	50,000	94,629
6.25%, 6/3/2030	GBP	50,000	96,301
6.50%, 8/10/2021	EUR	100,000	163,545
6.63%, 1/31/2019	EUR	100,000	158,761
Schlumberger Finance BV:
2.75%, 12/1/2015	EUR	50,000	66,699
4.50%, 3/25/2014	EUR	100,000	134,327
Shell International Finance BV:
4.38%, 5/14/2018	EUR	200,000	290,676
4.50%, 2/9/2016	EUR	100,000	141,839
4.63%, 5/22/2017	EUR	100,000	145,392
Siemens Financieringsmaatschappij NV:
5.13%, 2/20/2017	EUR	150,000	220,152
5.38%, 6/11/2014	EUR	100,000	137,365
5.63%, 6/11/2018	EUR	100,000	153,303
ThyssenKrupp Finance Nederland BV 8.50%, 2/25/2016	EUR	50,000	71,065
Volkswagen International Finance NV:
1.88%, 5/15/2017	EUR	100,000	126,439
2.13%, 1/19/2015	EUR	100,000	129,174
3.25%, 1/21/2019	EUR	100,000	132,993
3.50%, 2/2/2015	EUR	100,000	133,422
5.38%, 11/15/2013	EUR	100,000	134,240
7.00%, 2/9/2016	EUR	100,000	149,734

			17,511,923

NORWAY — 1.0%
DnB NOR Bank ASA:
3.88%, 6/29/2020	EUR	200,000	270,324
4.38%, 2/24/2021	EUR	100,000	138,959
4.50%, 5/29/2014	EUR	100,000	134,440
Telenor ASA 4.88%, 5/29/2017	EUR	100,000	145,502

			689,225

SPAIN — 4.9%
Abertis Infraestructuras SA:
4.63%, 10/14/2016	EUR	50,000	59,645
5.13%, 6/12/2017	EUR	50,000	59,645
BBVA Senior Finance SAU:
3.00%, 8/22/2013	EUR	100,000	123,265
3.25%, 4/23/2015	EUR	100,000	116,939
3.88%, 8/6/2015	EUR	50,000	58,954
4.88%, 1/23/2014	EUR	150,000	187,173
Caja Ahorros Barcelona 3.75%, 11/5/2013	EUR	50,000	61,700
Criteria Caixacorp SA 4.13%, 11/20/2014	EUR	100,000	120,687
Gas Natural Capital Markets SA:
4.38%, 11/2/2016	EUR	100,000	115,698
5.25%, 7/9/2014	EUR	100,000	125,797
Iberdrola Finanzas SAU:
4.13%, 3/23/2020	EUR	100,000	104,909
7.50%, 11/25/2015	EUR	100,000	130,867
Santander International Debt SA Unipersonal:
2.88%, 9/20/2013	EUR	50,000	61,625
3.38%, 12/1/2015	EUR	100,000	116,108
3.50%, 8/12/2014	EUR	200,000	241,837
3.50%, 3/10/2015	EUR	150,000	179,122
4.13%, 10/4/2017	EUR	100,000	113,537
Telefonica Emisiones SAU:
3.41%, 3/24/2015	EUR	100,000	118,992
3.66%, 9/18/2017	EUR	150,000	162,987
4.38%, 2/2/2016	EUR	100,000	118,010
4.67%, 2/7/2014	EUR	150,000	187,788
4.69%, 11/11/2019	EUR	100,000	108,277
4.75%, 2/7/2017	EUR	100,000	116,260
4.80%, 2/21/2018	EUR	100,000	113,171
4.97%, 2/3/2016	EUR	100,000	119,843
5.43%, 2/3/2014	EUR	150,000	189,803
5.50%, 4/1/2016	EUR	100,000	122,076
5.60%, 3/12/2020	GBP	100,000	135,082

			3,469,797

SWEDEN — 2.9%
Nordea Bank AB:
2.75%, 8/11/2015	EUR	100,000	131,317
3.63%, 2/11/2016	EUR	100,000	134,225
3.75%, 2/24/2017	EUR	100,000	135,761
4.00%, 7/11/2019	EUR	100,000	136,817
4.00%, 6/29/2020	EUR	150,000	205,762
4.50%, 5/12/2014	EUR	100,000	134,290

See accompanying notes to financial statements.

SPDR Barclays Capital International Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount		Value

Skandinaviska Enskilda Banken AB 5.50%, 5/6/2014	EUR	150,000	$204,231
Svenska Handelsbanken AB:
3.75%, 2/24/2017	EUR	150,000	205,017
4.38%, 10/20/2021	EUR	100,000	141,312
4.88%, 3/25/2014	EUR	200,000	270,475
Swedbank AB:
2.38%, 4/4/2016	EUR	100,000	128,362
3.38%, 2/9/2017	EUR	100,000	131,902
Volvo Treasury AB 5.00%, 5/31/2017	EUR	100,000	139,991

			2,099,462

SWITZERLAND — 1.9%
Roche Kapitalmarkt AG 4.50%, 3/23/2017	CHF	120,000	149,614
Swisscom AG 3.25%, 9/14/2018	CHF	150,000	177,284
UBS AG/London:
3.13%, 1/18/2016	EUR	100,000	131,930
3.50%, 7/15/2015	EUR	100,000	132,760
5.63%, 5/19/2014	EUR	100,000	136,170
6.00%, 4/18/2018	EUR	200,000	299,905
6.25%, 9/3/2013	EUR	100,000	133,899
6.63%, 4/11/2018	GBP	100,000	180,920

			1,342,482

UNITED KINGDOM — 14.9%
Abbey National Treasury Services PLC/London 3.38%, 10/20/2015	EUR	150,000	188,874
Anglo American Capital PLC 5.88%, 4/17/2015	EUR	50,000	70,380
Barclays Bank PLC:
3.50%, 3/18/2015	EUR	150,000	198,398
4.00%, 1/20/2017	EUR	150,000	204,257
4.88%, 8/13/2019	EUR	150,000	213,825
5.25%, 5/27/2014	EUR	300,000	406,354
5.75%, 8/17/2021	GBP	50,000	86,768
5.75%, 8/17/2021	GBP	50,000	86,768
BAT International Finance PLC:
5.38%, 6/29/2017	EUR	50,000	73,342
5.88%, 3/12/2015	EUR	150,000	212,204
BG Energy Capital PLC:
3.00%, 11/16/2018	EUR	100,000	132,859
5.13%, 12/1/2025	GBP	100,000	182,281
BP Capital Markets PLC:
2.18%, 2/16/2016	EUR	100,000	129,118
2.99%, 2/18/2019	EUR	100,000	131,436
3.10%, 10/7/2014	EUR	150,000	198,142
3.83%, 10/6/2017	EUR	50,000	68,989
British Telecommunications PLC 6.50%, 7/7/2015	EUR	150,000	216,816
Centrica PLC 7.00%, 9/19/2033	GBP	100,000	211,997
Credit Suisse AG/Guernsey 2.88%, 9/24/2015	EUR	150,000	196,537
Credit Suisse AG/London:
3.88%, 1/25/2017	EUR	200,000	271,635
4.75%, 8/5/2019	EUR	150,000	212,858
5.13%, 9/18/2017	EUR	200,000	287,432
6.13%, 8/5/2013	EUR	200,000	267,128
Diageo Finance PLC 6.63%, 12/5/2014	EUR	50,000	71,661
GlaxoSmithKline Capital PLC:
3.88%, 7/6/2015	EUR	100,000	137,039
5.25%, 12/19/2033	GBP	100,000	190,605
5.25%, 4/10/2042	GBP	50,000	93,199
5.63%, 12/13/2017	EUR	100,000	152,759
6.38%, 3/9/2039	GBP	50,000	107,947
HSBC Bank PLC:
3.13%, 11/15/2017	EUR	100,000	134,167
3.75%, 11/30/2016	EUR	100,000	138,244
3.88%, 10/24/2018	EUR	100,000	139,152
4.00%, 1/15/2021	EUR	100,000	140,025
HSBC Holdings PLC 4.50%, 4/30/2014	EUR	150,000	200,943
Imperial Tobacco Finance PLC:
4.38%, 11/22/2013	EUR	100,000	131,892
8.38%, 2/17/2016	EUR	150,000	229,642
9.00%, 2/17/2022	GBP	50,000	107,823
Lloyds TSB Bank PLC:
3.75%, 9/7/2015	EUR	100,000	132,001
4.50%, 9/15/2014	EUR	100,000	133,671
4.63%, 2/2/2017	EUR	100,000	133,793
5.38%, 9/3/2019	EUR	150,000	209,005
6.38%, 6/17/2016	EUR	200,000	283,607
6.50%, 9/17/2040	GBP	100,000	157,876
Nationwide Building Society:
3.13%, 4/3/2017	EUR	100,000	128,507
3.75%, 1/20/2015	EUR	150,000	197,445
SABMiller PLC 4.50%, 1/20/2015	EUR	50,000	68,343
Scottish & Southern Energy PLC 5.75%, 2/5/2014	GBP	50,000	83,512
Standard Chartered PLC:
4.13%, 1/18/2019	EUR	100,000	138,085
5.75%, 4/30/2014	EUR	250,000	342,181
Tesco PLC:
5.88%, 9/12/2016	EUR	100,000	147,491
6.13%, 2/24/2022	GBP	50,000	91,696
Thames Water Utilities Finance, Ltd. 5.13%, 9/28/2037	GBP	50,000	84,931
The Royal Bank of Scotland PLC:
4.75%, 5/18/2016	EUR	150,000	200,627
4.88%, 7/15/2015	EUR	50,000	66,987
4.88%, 1/20/2017	EUR	150,000	201,602
5.38%, 9/30/2019	EUR	200,000	272,134
5.50%, 3/23/2020	EUR	150,000	204,996
5.75%, 5/21/2014	EUR	150,000	201,909
6.63%, 9/17/2018	GBP	50,000	87,169
6.88%, 5/17/2025	GBP	50,000	85,489
Virgin Media Secured Finance PLC 7.00%, 1/15/2018	GBP	50,000	84,108
Vodafone Group PLC:
4.63%, 9/8/2014	GBP	50,000	83,723
4.65%, 1/20/2022	EUR	50,000	73,534
6.25%, 1/15/2016	EUR	100,000	147,563
6.88%, 12/4/2013	EUR	100,000	137,402

See accompanying notes to financial statements.

SPDR Barclays Capital International Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount		Value

Western Power Distribution West Midlands PLC 5.75%, 4/16/2032	GBP	100,000	$178,095

			10,580,978

UNITED STATES — 14.2%
3M Co. 5.00%, 7/14/2014	EUR	100,000	136,858
American Express Credit Corp. 5.38%, 10/1/2014	GBP	50,000	83,542
ASIF III Jersey, Ltd. 4.75%, 9/11/2013	EUR	50,000	65,072
AT&T, Inc.:
5.88%, 4/28/2017	GBP	50,000	90,608
6.13%, 4/2/2015	EUR	100,000	144,017
7.00%, 4/30/2040	GBP	150,000	324,015
BAA Funding, Ltd.:
6.45%, 12/10/2031	GBP	100,000	179,945
6.75%, 12/3/2028	GBP	100,000	190,129
Bank of America Corp.:
4.63%, 8/7/2017	EUR	200,000	260,680
4.75%, 4/3/2017	EUR	150,000	197,105
5.13%, 9/26/2014	EUR	100,000	132,424
6.13%, 9/15/2021	GBP	50,000	81,528
7.00%, 6/15/2016	EUR	100,000	142,171
7.00%, 7/31/2028	GBP	100,000	173,305
BMW US Capital LLC 5.00%, 5/28/2015	EUR	100,000	139,730
Citigroup, Inc.:
3.95%, 10/10/2013	EUR	100,000	129,852
4.00%, 11/26/2015	EUR	100,000	132,045
4.38%, 1/30/2017	EUR	150,000	198,919
4.75%, 11/12/2013	EUR	50,000	65,672
5.00%, 8/2/2019	EUR	200,000	263,830
7.38%, 6/16/2014	EUR	100,000	138,482
7.38%, 9/4/2019	EUR	100,000	148,814
7.63%, 4/3/2018	GBP	100,000	181,376
HSBC Finance Corp. 4.88%, 5/30/2017	EUR	50,000	69,726
Johnson & Johnson 4.75%, 11/6/2019	EUR	100,000	150,912
JPMorgan Chase & Co.:
3.75%, 6/15/2016	EUR	100,000	134,566
3.88%, 9/23/2020	EUR	100,000	134,797
5.25%, 1/14/2015	EUR	200,000	275,739
6.13%, 4/1/2014	EUR	150,000	205,135
Merck & Co., Inc. 5.38%, 10/1/2014	EUR	100,000	139,071
Merrill Lynch & Co., Inc.:
4.45%, 1/31/2014	EUR	100,000	129,398
4.63%, 10/2/2013	EUR	100,000	129,684
4.88%, 5/30/2014	EUR	100,000	130,810
7.75%, 4/30/2018	GBP	50,000	87,556
Morgan Stanley:
4.00%, 11/17/2015	EUR	100,000	126,727
4.50%, 10/29/2014	EUR	200,000	259,334
4.50%, 2/23/2016	EUR	100,000	126,928
5.38%, 8/10/2020	EUR	100,000	125,411
5.50%, 10/2/2017	EUR	100,000	129,948
NYSE Euronext 5.38%, 6/30/2015	EUR	100,000	137,433
Pfizer, Inc.:
4.75%, 6/3/2016	EUR	200,000	285,841
5.75%, 6/3/2021	EUR	150,000	240,602
6.50%, 6/3/2038	GBP	100,000	219,607
Roche Holdings, Inc.:
5.50%, 3/4/2015	GBP	100,000	174,121
5.63%, 3/4/2016	EUR	200,000	293,070
6.50%, 3/4/2021	EUR	150,000	252,613
The Goldman Sachs Group, Inc.:
4.00%, 2/2/2015	EUR	130,000	168,309
4.38%, 3/16/2017	EUR	150,000	194,148
4.50%, 5/9/2016	EUR	100,000	130,740
4.75%, 1/28/2014	EUR	100,000	130,792
5.13%, 10/16/2014	EUR	100,000	132,666
5.13%, 10/23/2019	EUR	100,000	131,290
6.38%, 5/2/2018	EUR	100,000	140,486
The Procter & Gamble Co.:
4.50%, 5/12/2014	EUR	100,000	135,694
4.88%, 5/11/2027	EUR	100,000	153,852
5.13%, 10/24/2017	EUR	50,000	74,896
Toyota Motor Credit Corp. 6.63%, 2/3/2016	EUR	150,000	225,524
Wal-Mart Stores, Inc.:
4.88%, 1/19/2039	GBP	100,000	179,181
5.25%, 9/28/2035	GBP	100,000	187,727
5.63%, 3/27/2034	GBP	100,000	199,227
Wells Fargo & Co.:
4.13%, 11/3/2016	EUR	100,000	138,405
4.63%, 11/2/2035	GBP	50,000	81,536
Zurich Finance USA, Inc.:
4.50%, 9/17/2014	EUR	50,000	67,345
4.50%, 9/17/2014	EUR	50,000	67,345

			10,098,311

TOTAL CORPORATE BONDS & NOTES —
(Cost $72,140,840)			69,406,390

	Shares
SHORT TERM INVESTMENT — 0.0% (a)
MONEY MARKET FUND — 0.0% (a)
State Street Institutional Liquid Reserves Fund 0.20% (b)(c)(d) (Cost $1,033)		1,033	1,033

TOTAL INVESTMENTS — 97.6% (e)
(Cost $72,141,873)			69,407,423
OTHER ASSETS & LIABILITIES — 2.4%			1,736,429

NET ASSETS — 100.0%			$71,143,852

See accompanying notes to financial statements.

SPDR Barclays Capital International Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

(a)	Amount shown represents less than 0.05% of net assets.
(b)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(c)	The rate shown is the annualized seven-day yield at period end.
(d)	Value is determined based on Level 1 inputs. (Note 2)
(e)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

At June 30, 2012, Open Forward Foreign Currency Exchange Contracts were as follows:

Forward Foreign Currency Contracts to Buy:

					Net Unrealized
					Appreciation/
Settlement Date	Contracts to Deliver		In Exchange for		(Depreciation)	Counterparty

7/6/2012	118,400,000	JPY	1,191,027	EUR	$27,550	HSBC Bank PLC
7/6/2012	1,210,734	EUR	118,400,000	JPY	(52,560)	Societe Generale
8/7/2012	1,191,267	EUR	118,400,000	JPY	(27,578)	HSBC Bank PLC

					$(52,588)

CHF — Swiss Franc
EUR — Euro Currency
GBP — Great British Pound
JPY — Japanese Yen

See accompanying notes to financial statements.

SPDR Barclays Capital Emerging Markets Local Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS — 96.0%
BRAZIL — 11.9%
Brazil Letras do Tesouro Nacional:
Zero Coupon, 7/1/2013 (a)	BRL	7,875,000	$3,627,845
Zero Coupon, 1/1/2014 (a)	BRL	1,950,000	860,726
Zero Coupon, 4/1/2014 (a)	BRL	10,600,000	4,580,091
Zero Coupon, 7/1/2014 (a)	BRL	450,000	190,267
Zero Coupon, 1/1/2015 (a)	BRL	4,350,000	1,751,717
Zero Coupon, 1/1/2016 (a)	BRL	1,800,000	655,779
Brazil Notas do Tesouro Nacional Series F:
10.00%, 1/1/2014	BRL	4,750,000	2,415,105
10.00%, 1/1/2015	BRL	3,000,000	1,533,126
10.00%, 1/1/2017	BRL	9,300,000	4,719,633
10.00%, 1/1/2018	BRL	1,000,000	504,152
10.00%, 1/1/2021	BRL	2,480,000	1,231,612
10.00%, 1/1/2023	BRL	700,000	343,025
Brazilian Government International Bond:
8.50%, 1/5/2024	BRL	350,000	189,006
10.25%, 1/10/2028	BRL	500,000	307,786
12.50%, 1/5/2016	BRL	500,000	301,283
12.50%, 1/5/2022 (b)	BRL	250,000	171,852

			23,383,005

CHILE — 1.9%
Bonos del Banco Central de Chile en Pesos:
6.00%, 1/1/2015	CLP	220,000,000	435,766
6.00%, 5/1/2015	CLP	150,000,000	304,041
6.00%, 2/1/2016	CLP	345,000,000	690,641
6.00%, 8/1/2016	CLP	200,000,000	401,675
6.00%, 1/1/2017	CLP	125,000,000	250,531
6.00%, 2/1/2021	CLP	385,000,000	789,341
8.00%, 6/1/2014	CLP	190,000,000	397,121
Chile Government International Bond 5.50%, 8/5/2020	CLP	200,000,000	423,492

			3,692,608

COLOMBIA — 4.3%
Colombia Government International Bond:
7.75%, 4/14/2021 (b)	COP	460,000,000	320,464
9.85%, 6/28/2027	COP	200,000,000	169,207
12.00%, 10/22/2015	COP	570,000,000	395,596
Colombian TES:
7.25%, 6/15/2016	COP	3,000,000,000	1,748,767
7.50%, 8/26/2026	COP	1,000,000,000	574,686
8.00%, 10/28/2015	COP	500,000,000	296,812
9.25%, 5/14/2014	COP	500,000,000	297,232
10.00%, 7/24/2024	COP	1,000,000,000	693,635
10.25%, 11/14/2013	COP	500,000,000	296,588
11.00%, 7/24/2020	COP	3,500,000,000	2,452,432
13.50%, 9/12/2014	COP	2,000,000,000	1,293,030

			8,538,449

CZECH REPUBLIC — 4.5%
Czech Republic Government Bond:
2.75%, 3/31/2014	CZK	5,700,000	292,261
2.80%, 9/16/2013	CZK	13,850,000	705,776
3.40%, 9/1/2015	CZK	20,000,000	1,061,612
3.75%, 9/12/2020	CZK	11,000,000	585,803
3.85%, 9/29/2021	CZK	27,600,000	1,466,465
4.00%, 4/11/2017	CZK	32,200,000	1,760,010
4.20%, 12/4/2036	CZK	10,400,000	562,402
4.60%, 8/18/2018	CZK	7,900,000	447,235
4.70%, 9/12/2022	CZK	13,500,000	765,135
5.00%, 4/11/2019	CZK	9,600,000	553,877
5.70%, 5/25/2024	CZK	6,000,000	369,345
6.95%, 1/26/2016	CZK	4,300,000	255,315

			8,825,236

EGYPT — 2.0%
Egypt Government International Bond 5.75%, 4/29/2020	USD	150,000	143,250
Egypt Treasury Bills:
Zero Coupon, 9/11/2012 (a)	EGP	3,000,000	480,911
Zero Coupon, 2/5/2013 (a)	EGP	10,000,000	1,508,294
Zero Coupon, 2/19/2013 (a)	EGP	10,000,000	1,498,721
Zero Coupon, 6/11/2013 (a)	EGP	1,900,000	272,307

			3,903,483

HUNGARY — 3.6%
Hungary Government Bond:
5.50%, 2/12/2014	HUF	155,000,000	668,895
5.50%, 2/12/2016	HUF	152,000,000	632,848
6.00%, 11/24/2023	HUF	9,000,000	34,502
6.50%, 6/24/2019	HUF	30,000,000	124,438
6.75%, 8/22/2014	HUF	215,000,000	940,788
6.75%, 2/24/2017	HUF	67,000,000	286,213
6.75%, 11/24/2017	HUF	415,000,000	1,763,967
7.00%, 6/24/2022	HUF	214,000,000	899,918
7.50%, 10/24/2013	HUF	174,500,000	775,380
7.50%, 11/12/2020	HUF	80,200,000	348,834
8.00%, 2/12/2015	HUF	124,500,000	559,545

			7,035,328

INDONESIA — 4.5%
Indonesia Treasury Bond:
6.25%, 4/15/2017	IDR	5,400,000,000	592,015
6.38%, 4/15/2042	IDR	2,500,000,000	256,609
7.00%, 5/15/2022	IDR	12,800,000,000	1,449,671
7.00%, 5/15/2027	IDR	7,100,000,000	789,312
7.38%, 9/15/2016	IDR	4,520,000,000	514,984
8.25%, 7/15/2021	IDR	8,840,000,000	1,074,587
8.25%, 6/15/2032	IDR	10,160,000,000	1,238,299
8.38%, 9/15/2026	IDR	500,000,000	61,526

See accompanying notes to financial statements.

SPDR Barclays Capital Emerging Markets Local Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount		Value

9.00%, 9/15/2013	IDR	1,030,000,000	$114,958
9.50%, 6/15/2015	IDR	6,420,000,000	762,807
9.50%, 7/15/2031	IDR	580,000,000	78,175
9.50%, 5/15/2041	IDR	2,000,000,000	274,671
9.75%, 5/15/2037	IDR	1,250,000,000	173,113
10.00%, 9/15/2024	IDR	1,000,000,000	136,299
10.00%, 2/15/2028	IDR	1,400,000,000	193,117
10.50%, 8/15/2030	IDR	2,600,000,000	377,728
11.00%, 11/15/2020	IDR	2,900,000,000	407,085
11.00%, 9/15/2025	IDR	2,000,000,000	292,779

			8,787,735

ISRAEL — 4.3%
Israel Government Bond — Fixed:
3.50%, 9/30/2013	ILS	1,700,000	441,813
3.50%, 8/31/2014	ILS	4,250,000	1,113,015
4.25%, 8/31/2016	ILS	5,800,000	1,558,264
4.50%, 1/30/2015	ILS	2,260,000	607,294
5.00%, 1/31/2020	ILS	650,000	177,816
5.50%, 2/28/2017	ILS	2,100,000	593,410
5.50%, 1/31/2022	ILS	4,320,000	1,208,379
5.50%, 1/31/2042	ILS	300,000	76,398
6.00%, 2/28/2019	ILS	4,500,000	1,308,727
6.25%, 10/30/2026	ILS	2,610,000	763,238
Israel Government Bond — Shahar:
6.50%, 1/31/2016	ILS	2,000,000	576,269
7.50%, 3/31/2014	ILS	550,000	152,902

			8,577,525

MALAYSIA — 6.1%
Malaysia Government Bond:
3.20%, 10/15/2015	MYR	700,000	221,228
3.31%, 10/31/2017	MYR	1,300,000	411,754
3.42%, 8/15/2022	MYR	300,000	93,402
3.43%, 8/15/2014	MYR	4,880,000	1,550,157
3.46%, 7/31/2013	MYR	600,000	189,910
3.50%, 5/31/2027	MYR	600,000	182,268
3.58%, 9/28/2018	MYR	5,150,000	1,642,355
3.74%, 2/27/2015	MYR	4,825,000	1,546,297
4.01%, 9/15/2017	MYR	3,970,000	1,295,303
4.13%, 4/15/2032	MYR	1,400,000	448,132
4.16%, 7/15/2021	MYR	3,940,000	1,304,447
4.23%, 6/30/2031	MYR	1,100,000	358,515
4.26%, 9/15/2016	MYR	2,310,000	759,241
4.38%, 11/29/2019	MYR	840,000	280,738
4.39%, 4/15/2026	MYR	2,400,000	807,235
4.50%, 4/15/2030	MYR	100,000	33,829
5.09%, 4/30/2014	MYR	2,700,000	881,782

			12,006,593

MEXICO — 8.6%
Mexican Bonos:
6.00%, 6/18/2015	MXN	7,100,000	547,171
6.25%, 6/16/2016	MXN	3,500,000	274,155
6.50%, 6/10/2021	MXN	29,500,000	2,376,453
7.50%, 6/3/2027	MXN	18,120,000	1,532,900
7.75%, 12/14/2017	MXN	3,800,000	320,765
7.75%, 11/13/2042	MXN	1,500,000	124,335
8.00%, 6/11/2020	MXN	5,400,000	474,985
8.50%, 5/31/2029	MXN	27,850,000	2,532,465
8.50%, 11/18/2038	MXN	15,000,000	1,351,694
9.00%, 6/20/2013	MXN	8,300,000	643,443
9.50%, 12/18/2014	MXN	8,800,000	727,906
10.00%, 11/20/2036	MXN	5,800,000	600,041
United Mexican States:
7.00%, 6/19/2014	MXN	37,600,000	2,922,121
7.25%, 12/15/2016	MXN	11,800,000	962,069
8.50%, 12/13/2018	MXN	17,800,000	1,574,781

			16,965,284

PERU — 2.3%
Peru Government Bond:
6.95%, 8/12/2031	PEN	1,430,000	622,019
8.20%, 8/12/2026	PEN	730,000	349,726
Peruvian Government International Bond:
6.85%, 2/12/2042	PEN	1,720,000	728,733
6.90%, 8/12/2037	PEN	400,000	173,916
7.84%, 8/12/2020	PEN	2,000,000	889,998
8.20%, 8/12/2026	PEN	2,080,000	996,480
8.60%, 8/12/2017	PEN	1,100,000	493,710
9.91%, 5/5/2015	PEN	695,000	302,936

			4,557,518

PHILIPPINES — 4.3%
Philippine Government Bond:
5.00%, 8/18/2018	PHP	1,000,000	23,879
5.88%, 1/31/2018	PHP	19,400,000	484,192
5.88%, 12/16/2020	PHP	48,000,000	1,193,285
6.25%, 1/27/2014	PHP	21,500,000	536,810
7.00%, 1/27/2016	PHP	36,700,000	955,556
7.00%, 3/31/2017	PHP	12,000,000	313,096
7.75%, 2/18/2020	PHP	13,100,000	362,924
7.88%, 2/19/2019	PHP	13,500,000	372,779
8.00%, 7/19/2031	PHP	76,687,338	2,263,291
8.13%, 12/16/2035	PHP	44,200,000	1,310,632
8.38%, 5/22/2015	PHP	4,000,000	107,389
Philippine Government International Bond:
4.95%, 1/15/2021	PHP	10,000,000	247,271
6.25%, 1/14/2036	PHP	10,000,000	253,056

			8,424,160

POLAND — 7.5%
Poland Government Bond:
4.75%, 10/25/2016	PLN	5,800,000	1,740,191
4.75%, 4/25/2017	PLN	1,800,000	539,790
5.00%, 4/25/2016	PLN	2,150,000	651,320
5.25%, 10/25/2017	PLN	2,400,000	734,750
5.25%, 10/25/2020	PLN	3,040,000	922,576
5.75%, 10/25/2021	PLN	7,800,000	2,439,121
5.75%, 4/25/2029	PLN	1,430,000	446,487
Republic of Poland:
Zero Coupon, 7/25/2013 (a)	PLN	2,380,000	679,419
Zero Coupon, 1/25/2014 (a)	PLN	8,800,000	2,457,028
5.50%, 4/25/2015	PLN	6,390,000	1,959,334

See accompanying notes to financial statements.

SPDR Barclays Capital Emerging Markets Local Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount		Value

5.50%, 10/25/2019	PLN	3,900,000	$1,208,342
5.75%, 4/25/2014	PLN	1,400,000	427,681
6.25%, 10/24/2015	PLN	2,000,000	628,772

			14,834,811

RUSSIA — 4.3%
Russian Foreign Bond — Eurobond 7.85%, 3/10/2018 (b)	RUB	265,000,000	8,590,474

SOUTH AFRICA — 4.6%
Republic of South Africa:
7.50%, 1/15/2014	ZAR	2,800,000	353,796
8.25%, 9/15/2017	ZAR	6,600,000	865,098
8.75%, 12/21/2014	ZAR	6,500,000	860,017
South Africa Government Bond:
6.25%, 3/31/2036	ZAR	4,900,000	458,156
6.50%, 2/28/2041	ZAR	3,500,000	332,047
6.75%, 3/31/2021	ZAR	14,800,000	1,747,553
7.00%, 2/28/2031	ZAR	6,700,000	714,934
7.25%, 1/15/2020	ZAR	6,950,000	853,953
8.00%, 12/21/2018	ZAR	11,700,000	1,513,125
10.50%, 12/21/2026	ZAR	6,500,000	964,926
13.50%, 9/15/2015	ZAR	3,120,000	462,936

			9,126,541

SOUTH KOREA — 12.3%
Korea Treasury Bond:
3.00%, 12/10/2013	KRW	2,420,000,000	2,104,476
3.25%, 12/10/2014	KRW	3,150,000,000	2,747,669
3.50%, 6/10/2014	KRW	3,250,000,000	2,848,567
3.50%, 9/10/2016	KRW	3,480,000,000	3,047,439
3.75%, 6/10/2013	KRW	2,530,000,000	2,218,008
4.00%, 3/10/2016	KRW	720,000,000	641,306
4.00%, 12/10/2031	KRW	1,000,000,000	903,818
4.25%, 9/10/2014	KRW	530,000,000	471,811
4.25%, 6/10/2021	KRW	2,720,000,000	2,484,800
4.50%, 3/10/2015	KRW	600,000,000	539,316
4.75%, 12/10/2030	KRW	1,320,000,000	1,306,269
5.00%, 6/10/2020	KRW	1,550,000,000	1,483,240
5.25%, 9/10/2015	KRW	590,000,000	543,604
5.50%, 12/10/2029	KRW	280,000,000	299,228
5.75%, 9/10/2018	KRW	2,660,000,000	2,605,430

			24,244,981

THAILAND — 4.5%
Thailand Government Bond:
2.80%, 10/10/2017	THB	26,700,000	814,090
3.13%, 12/11/2015	THB	18,050,000	564,631
3.25%, 6/16/2017	THB	29,600,000	923,678
3.45%, 3/8/2019	THB	17,500,000	549,011
3.58%, 12/17/2027	THB	6,000,000	183,256
3.63%, 5/22/2015	THB	22,400,000	711,806
3.65%, 12/17/2021	THB	39,200,000	1,248,166
3.65%, 6/20/2031	THB	8,000,000	235,818
3.78%, 6/25/2032	THB	6,000,000	178,632
3.85%, 12/12/2025	THB	22,000,000	692,156
3.88%, 6/13/2019	THB	1,000,000	32,407
4.13%, 11/18/2016	THB	4,500,000	145,820
4.75%, 12/20/2024	THB	7,000,000	240,946
4.88%, 6/22/2029	THB	14,500,000	503,093
5.13%, 3/13/2018	THB	2,500,000	85,356
5.25%, 5/12/2014	THB	36,800,000	1,200,252
5.40%, 7/27/2016	THB	1,100,000	37,275
5.67%, 3/13/2028	THB	1,700,000	64,508
5.85%, 3/31/2021	THB	11,700,000	429,822

			8,840,723

TURKEY — 4.5%
Turkey Government Bond:
8.00%, 10/9/2013	TRY	1,930,000	1,057,995
9.00%, 3/5/2014	TRY	1,100,000	613,341
9.00%, 1/27/2016	TRY	1,860,000	1,043,788
9.00%, 3/8/2017	TRY	500,000	281,418
9.50%, 1/12/2022	TRY	1,350,000	788,564
10.00%, 12/4/2013	TRY	5,650,000	3,176,895
10.00%, 6/17/2015	TRY	1,750,000	1,004,312
10.50%, 1/15/2020	TRY	1,380,000	838,514

			8,804,827

TOTAL FOREIGN GOVERNMENT OBLIGATIONS —
(Cost $195,135,943)			189,139,281

	Shares
SHORT TERM INVESTMENTS — 4.2%
MONEY MARKET FUNDS — 4.2%
State Street Navigator Securities Lending Prime Portfolio (c)(d)		4,442,300	4,442,300
State Street Institutional Liquid Reserves Fund 0.20% (d)(e)		3,749,153	3,749,153

TOTAL SHORT TERM INVESTMENTS — (f)
(Cost $8,191,453)			8,191,453

TOTAL INVESTMENTS — 100.2% (g)
(Cost $203,327,396)			197,330,734
OTHER ASSETS & LIABILITIES — (0.2)%			(301,215)

NET ASSETS — 100.0%			$197,029,519

(a)	Non-income producing security.
(b)	A portion of the security was on loan at June 30, 2012.
(c)	Investments of cash collateral for securities loaned.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Value is determined based on Level 1 inputs. (Note 2)
(g)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR Barclays Capital Emerging Markets Local Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

At June 30, 2012, Open Forward Foreign Currency Exchange Contracts were as follows:

Forward Foreign Currency Contracts to Buy:

					Net Unrealized
			Value at	In Exchange	Appreciation/
Settlement Date	Contracts to Deliver		June 30, 2012	for U.S. $	(Depreciation)	Counterparty

7/9/2012	16,470,000	EGP	$2,709,760	$(2,645,868)	$63,892	UBS AG London
7/9/2012	850,000	EGP	139,848	(139,775)	73	UBS AG London
7/9/2012	14,740,000	RUB	453,941	(437,232)	16,709	UBS AG London
8/8/2012	17,320,000	EGP	2,802,507	(2,773,419)	29,088	UBS AG London
8/8/2012	8,390,000	RUB	257,019	(255,522)	1,497	UBS AG London

					$111,259

Forward Foreign Currency Contracts to Sell:

					Net Unrealized
			Value at	In Exchange	Appreciation/
Settlement Date	Contracts to Deliver		June 30, 2012	for U.S. $	(Depreciation)	Counterparty

7/9/2012	17,320,000	EGP	$2,849,608	$2,844,941	$(4,667)	UBS AG London
7/9/2012	6,350,000	RUB	195,558	192,564	(2,994)	UBS AG London
7/9/2012	8,390,000	RUB	258,383	256,734	(1,649)	UBS AG London

					$(9,310)

					$101,949

BRL — Brazilian Real
CLP — Chilean Peso
COP — Colombian Peso
CZK — Czech Koruna
EGP — Egyptian Pound
HUF — Hungarian Forint
IDR — Indonesian Rupiah
ILS — Israeli Shekel
KRW — South Korean Won
MXN — Mexican Peso
MYR — Malaysian Ringgit
PEN — Peruvian Nuevo Sol
PHP — Philippine Peso
PLN — Polish Zloty
RUB — Russian Ruble
THB — Thai Baht
TRY — Turkish Lira
ZAR — South African Rand

See accompanying notes to financial statements.

SPDR Barclays Capital High Yield Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount	Value

CORPORATE BONDS & NOTES — 97.1%
AEROSPACE & DEFENSE — 1.8%
BE Aerospace, Inc. 6.88%, 10/1/2020	$33,705,000	$37,244,025
Bombardier, Inc. 7.75%, 3/15/2020 (a)	41,223,000	45,860,588
Kratos Defense & Security Solutions, Inc. 10.00%, 6/1/2017	29,592,000	31,885,380
TransDigm, Inc. 7.75%, 12/15/2018	75,573,000	82,941,367

		197,931,360

AIRLINES — 0.9%
Air Canada 9.25%, 8/1/2015 (a)	28,435,000	27,795,212
Continental Airlines, Inc. 6.75%, 9/15/2015 (a)	38,420,000	39,476,550
Delta Air Lines, Inc. 9.50%, 9/15/2014 (a)	28,439,000	30,038,694

		97,310,456

AUTO COMPONENTS — 1.2%
Exide Technologies 8.63%, 2/1/2018	31,722,000	25,020,728
The Goodyear Tire & Rubber Co. 8.25%, 8/15/2020	47,242,000	50,017,468
Tomkins LLC/Tomkins, Inc. 9.00%, 10/1/2018	50,687,000	56,389,287

		131,427,483

AUTOMOBILES — 1.1%
Chrysler Group LLC/CG, Inc. 8.25%, 6/15/2021	79,645,000	81,835,237
Navistar International Corp. 8.25%, 11/1/2021	42,586,000	40,829,328

		122,664,565

BEVERAGES — 0.3%
Constellation Brands, Inc. 6.00%, 5/1/2022	28,024,000	30,125,800

BUILDING PRODUCTS — 1.4%
Associated Materials LLC 9.13%, 11/1/2017	33,820,000	30,184,350
Building Materials Corp. of America 6.75%, 5/1/2021 (a)	46,620,000	49,883,400
Ply Gem Industries, Inc. 8.25%, 2/15/2018	36,825,000	36,088,500
Texas Industries, Inc. 9.25%, 8/15/2020	30,343,000	30,343,000

		146,499,250

CAPITAL MARKETS — 0.6%
Offshore Group Investments, Ltd. 11.50%, 8/1/2015	59,565,000	64,628,025

CHEMICALS — 2.3%
Celanese US Holdings LLC 6.63%, 10/15/2018	28,306,000	30,782,775
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.88%, 2/1/2018	47,485,000	48,434,700
Ineos Finance PLC 8.38%, 2/15/2019 (a)	47,100,000	48,748,500
LyondellBasell Industries NV 5.00%, 4/15/2019 (a)	96,527,000	101,232,691
Momentive Performance Materials, Inc. 9.00%, 1/15/2021	31,400,000	23,785,500

		252,984,166

COMMERCIAL SERVICES & SUPPLIES — 2.4%
ARAMARK Holdings Corp. PIK 8.63%, 5/1/2016 (a)	29,407,000	30,105,710
Interactive Data Corp. 10.25%, 8/1/2018	31,745,000	35,355,994
RR Donnelley & Sons Co. 7.25%, 5/15/2018	29,500,000	28,098,750
RSC Equipment Rental, Inc./RSC Holdings III LLC 8.25%, 2/1/2021	13,190,000	14,047,350
ServiceMaster Co. 8.00%, 2/15/2020	27,660,000	30,114,825
The Hertz Corp.:
6.75%, 4/15/2019	38,825,000	40,378,000
7.50%, 10/15/2018	9,440,000	10,124,400
UR Financing Escrow Corp. 7.63%, 4/15/2022 (a)	63,530,000	66,547,675

		254,772,704

COMPUTERS & PERIPHERALS — 1.9%
Fidelity National Information Services, Inc. 5.00%, 3/15/2022 (a)	30,500,000	31,033,750
iGate Corp. 9.00%, 5/1/2016	36,530,000	39,087,100
Infor US, Inc. 9.38%, 4/1/2019 (a)	47,668,000	50,885,590
Seagate HDD Cayman 7.75%, 12/15/2018	35,717,000	39,511,931
SunGard Data Systems, Inc. 7.38%, 11/15/2018	42,993,000	46,109,993

		206,628,364

CONSTRUCTION MATERIALS — 0.3%
Vulcan Materials Co. 7.50%, 6/15/2021	30,325,000	33,357,500

CONTAINERS & PACKAGING — 1.5%
Ball Corp. 5.00%, 3/15/2022	35,805,000	37,237,200
Berry Plastics Corp. 9.75%, 1/15/2021	39,200,000	42,630,000
Crown Americas LLC/Crown Americas Capital Corp. III 6.25%, 2/1/2021	33,435,000	36,527,738
Sealed Air Corp. 8.38%, 9/15/2021 (a)	35,682,000	40,320,660

		156,715,598

DISTRIBUTORS — 0.9%
HD Supply, Inc. 8.13%, 4/15/2019 (a)	44,964,000	48,561,120

See accompanying notes to financial statements.

SPDR Barclays Capital High Yield Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

McJunkin Red Man Corp. 9.50%, 12/15/2016	$48,801,000	$52,705,080

		101,266,200

DIVERSIFIED CONSUMER SERVICES — 0.7%
Reynolds Group Issuer, Inc. 9.75%, 4/15/2019 (a)	71,830,000	71,650,425

DIVERSIFIED FINANCIAL SERVICES — 4.9%
Ally Financial, Inc. 8.30%, 2/12/2015	95,228,000	103,798,520
Capital One Capital V 10.25%, 8/15/2039	51,880,000	52,917,600
CEVA Group PLC 8.38%, 12/1/2017 (a)	36,000,000	34,920,000
CIT Group, Inc.:
4.75%, 2/15/2015 (a)	5,000,000	5,118,750
7.00%, 5/2/2016 (a)	5,000,000	5,012,500
7.00%, 5/2/2017 (a)	55,124,613	55,227,971
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/2018	102,989,000	109,425,812
International Lease Finance Corp. 8.75%, 3/15/2017	70,395,000	79,018,388
TransUnion LLC/TransUnion Financing Corp. 11.38%, 6/15/2018	32,708,000	38,472,785
UPCB Finance III, Ltd. 6.63%, 7/1/2020 (a)	47,270,000	47,979,050

		531,891,376

DIVERSIFIED TELECOMMUNICATION SERVICES — 5.0%
Cricket Communications, Inc. 7.75%, 10/15/2020	75,700,000	72,293,500
Frontier Communications Corp. 8.50%, 4/15/2020	52,000,000	55,120,000
Hughes Satellite Systems Corp. 6.50%, 6/15/2019	52,031,000	55,282,937
Inmarsat Finance PLC 7.38%, 12/1/2017 (a)	39,825,000	42,513,187
Intelsat Jackson Holdings SA 7.25%, 4/1/2019	70,775,000	74,313,750
Level 3 Financing, Inc.:
8.13%, 7/1/2019	53,785,000	55,196,856
10.00%, 2/1/2018	5,825,000	6,305,563
Telesat Canada/Telesat LLC 6.00%, 5/15/2017 (a)	31,201,000	31,747,018
Virgin Media Finance PLC 8.38%, 10/15/2019	28,358,000	31,867,303
West Corp. 7.88%, 1/15/2019	30,415,000	31,783,675
Wind Acquisition Finance SA 11.75%, 7/15/2017 (a)	101,609,000	82,049,267

		538,473,056

ELECTRIC UTILITIES — 4.4%
Calpine Corp. 7.50%, 2/15/2021 (a)	94,695,000	102,270,600
Dubai Electricity & Water Authority 7.38%, 10/21/2020 (a)	71,025,000	77,772,375
EDP Finance BV 4.90%, 10/1/2019 (a)	47,188,000	37,586,044
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, 12/1/2020	103,492,000	112,547,550
GenOn Energy, Inc. 9.50%, 10/15/2018	31,330,000	30,977,538
NRG Energy, Inc. 7.88%, 5/15/2021	57,500,000	58,075,000
The AES Corp. 7.38%, 7/1/2021 (a)	46,219,000	51,418,637

		470,647,744

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.2%
CDW LLC/CDW Finance Corp. 8.50%, 4/1/2019	64,644,000	68,845,860
NXP BV/NXP Funding LLC, Series 1 9.75%, 8/1/2018 (a)	48,345,000	55,113,300

		123,959,160

ENGINEERING & CONSTRUCTION — 0.3%
Abengoa Finance SAU 8.88%, 11/1/2017 (a)	33,245,000	29,421,825

FOOD PRODUCTS — 1.3%
Del Monte Corp. 7.63%, 2/15/2019	61,955,000	62,497,106
JBS USA LLC/JBS USA Finance, Inc. 8.25%, 2/1/2020 (a)	34,500,000	33,551,250
Post Holdings, Inc. 7.38%, 2/15/2022 (a)	36,500,000	38,507,500

		134,555,856

HEALTH CARE EQUIPMENT & SUPPLIES — 0.8%
Kinetic Concepts, Inc. 10.50%, 11/1/2018 (a)	81,760,000	85,848,000

HEALTH CARE PROVIDERS & SERVICES — 5.9%
Apria Healthcare Group, Inc. 11.25%, 11/1/2014	33,450,000	34,620,750
CHS/Community Health Systems, Inc. 8.00%, 11/15/2019	92,065,000	98,049,225
DaVita, Inc. 6.63%, 11/1/2020	36,650,000	38,207,625
Emergency Medical Services Corp. 8.13%, 6/1/2019	44,617,000	46,568,994
Fresenius Medical Care US Finance II, Inc. 5.63%, 7/31/2019 (a)	23,910,000	24,926,175
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/2021 (a)	14,496,000	15,093,960
HCA, Inc. 6.50%, 2/15/2020	143,481,000	155,497,534
Health Management Associates, Inc. 7.38%, 1/15/2020 (a)	44,755,000	47,608,131

See accompanying notes to financial statements.

SPDR Barclays Capital High Yield Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

IASIS Healthcare LLC/IASIS Capital Corp. 8.38%, 5/15/2019	$39,850,000	$39,451,500
Multiplan, Inc. 9.88%, 9/1/2018 (a)	31,475,000	34,465,125
Tenet Healthcare Corp. 8.88%, 7/1/2019	36,659,000	41,149,728
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. Series 1 8.00%, 2/1/2018	56,035,000	57,295,787

		632,934,534

HOTELS, RESTAURANTS & LEISURE — 3.3%
Ameristar Casinos, Inc. 7.50%, 4/15/2021	37,114,000	39,711,980
Burger King Corp. 9.88%, 10/15/2018	39,796,000	45,317,695
Caesars Entertainment Operating Co., Inc. 11.25%, 6/1/2017	100,705,000	109,894,331
CityCenter Holdings LLC/CityCenter Finance Corp. 7.63%, 1/15/2016	42,700,000	45,048,500
MGM Resorts International 7.75%, 3/15/2022	47,100,000	48,630,750
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Series 1 7.75%, 8/15/2020	62,850,000	69,606,375

		358,209,631

HOUSEHOLD DURABLES — 1.1%
K Hovnanian Enterprises, Inc. 10.63%, 10/15/2016	38,875,000	37,028,438
Shea Homes LP/Shea Homes Funding Corp. 8.63%, 5/15/2019	34,520,000	37,109,000
Spectrum Brands Holdings, Inc. 9.50%, 6/15/2018	35,053,000	39,609,890

		113,747,328

INDUSTRIAL CONGLOMERATES — 0.5%
RBS Global, Inc./Rexnord LLC 8.50%, 5/1/2018	53,390,000	57,928,150

INTERNET SOFTWARE & SERVICES — 0.7%
Equinix, Inc. 8.13%, 3/1/2018	35,505,000	39,321,788
Zayo Group LLC/Zayo Capital Inc. 8.13%, 1/1/2020 (a)(b)	34,932,000	36,503,940

		75,825,728

INVESTMENT COMPANIES — 0.3%
PBF Holding Co. LLC/PBF Finance Corp. 8.25%, 2/15/2020 (a)	29,890,000	29,815,275

IT SERVICES — 1.6%
First Data Corp. 12.63%, 1/15/2021	142,442,000	142,620,052
GXS Worldwide, Inc. 9.75%, 6/15/2015	32,415,000	32,333,963

		174,954,015

MACHINERY — 1.6%
Case New Holland, Inc. 7.88%, 12/1/2017	70,604,000	81,547,620
Huntington Ingalls Industries, Inc. 7.13%, 3/15/2021	28,125,000	29,390,625
SPX Corp. 6.88%, 9/1/2017	28,060,000	30,585,400
The Manitowoc Co, Inc. 8.50%, 11/1/2020	28,460,000	30,736,800

		172,260,445

MEDIA — 9.5%
AMC Entertainment, Inc. 9.75%, 12/1/2020	29,243,000	31,582,440
AMC Networks, Inc. 7.75%, 7/15/2021 (a)	32,528,000	35,862,120
CCO Holdings LLC/CCO Holdings Capital Corp. 6.50%, 4/30/2021	71,521,000	76,169,865
Cengage Learning Acquisitions, Inc. 11.50%, 4/15/2020 (a)	34,500,000	35,707,500
Cequel Communications Holdings I LLC and Cequel Capital Corp. 8.63%, 11/15/2017 (a)	88,270,000	95,110,925
Clear Channel Communications, Inc. 9.00%, 3/1/2021	82,825,000	72,057,750
Clear Channel Worldwide Holdings, Inc. 9.25%, 12/15/2017	95,101,000	103,660,090
CSC Holdings LLC 6.75%, 11/15/2021 (a)	46,185,000	49,187,025
Cumulus Media Holdings, Inc. 7.75%, 5/1/2019	30,245,000	28,505,912
DISH DBS Corp. 6.75%, 6/1/2021	95,534,000	103,176,720
Nara Cable Funding, Ltd. 8.88%, 12/1/2018 (a)	47,110,000	40,514,600
Nielsen Finance LLC/Nielsen Finance Co. 7.75%, 10/15/2018	51,200,000	56,704,000
Sirius XM Radio, Inc. 8.75%, 4/1/2015 (a)	38,745,000	43,588,125
The McClatchy Co. 11.50%, 2/15/2017	39,830,000	41,323,625
Unitymedia Hessen Gmbh & Co. 8.13%, 12/1/2017 (a)	40,210,000	43,225,750
Univision Communications, Inc.:
6.88%, 5/15/2019 (a)	56,700,000	58,401,000
8.50%, 5/15/2021 (a)	1,000	1,008
Videotron Ltee 5.00%, 7/15/2022 (a)	37,692,000	38,257,380
Visant Corp. 10.00%, 10/1/2017	34,938,000	34,675,965

See accompanying notes to financial statements.

SPDR Barclays Capital High Yield Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

WMG Acquisition Corp. 11.50%, 10/1/2018	$34,000,000	$37,570,000

		1,025,281,800

METALS & MINING — 3.5%
FMG Resources August 2006 Pty, Ltd. 7.00%, 11/1/2015 (a)	97,105,000	99,047,100
Inmet Mining Corp. 8.75%, 6/1/2020 (a)	71,143,000	70,431,570
JMC Steel Group 8.25%, 3/15/2018 (a)	41,168,000	40,859,240
Molycorp, Inc. 10.00%, 6/1/2020 (a)	32,000,000	31,680,000
Novelis, Inc. 8.75%, 12/15/2020	67,085,000	72,284,087
Schaeffler Finance BV 7.75%, 2/15/2017 (a)	28,791,000	30,014,618
United States Steel Corp. 7.38%, 4/1/2020	29,768,000	28,726,120

		373,042,735

MULTILINE RETAIL — 0.4%
Sears Holdings Corp. 6.63%, 10/15/2018	46,715,000	41,693,138

OIL, GAS & CONSUMABLE FUELS — 15.6%
Alpha Natural Resources, Inc. 6.00%, 6/1/2019	38,964,000	33,216,810
Arch Coal, Inc. 7.25%, 6/15/2021	48,036,000	40,230,150
ATP Oil & Gas Corp. 11.88%, 5/1/2015	71,890,000	33,428,850
Berry Petroleum Co. 6.38%, 9/15/2022	28,385,000	29,307,513
Carrizo Oil & Gas, Inc. 8.63%, 10/15/2018	29,645,000	30,979,025
Chesapeake Energy Corp.:
6.63%, 8/15/2020	47,094,000	46,623,060
6.78%, 3/15/2019	14,500,000	14,137,500
Cie Generale de Geophysique — Veritas 6.50%, 6/1/2021	30,075,000	30,075,000
Cimarex Energy Co. 5.88%, 5/1/2022	40,000,000	41,550,000
Concho Resources, Inc. 7.00%, 1/15/2021	28,091,000	30,057,370
Consol Energy, Inc. 8.00%, 4/1/2017	71,691,000	74,379,412
Continental Resources, Inc. 5.00%, 9/15/2022 (a)	40,400,000	41,006,000
Crosstex Energy LP/Crosstex Energy Finance Corp. 8.88%, 2/15/2018	34,543,000	36,486,044
Denbury Resources, Inc. 8.25%, 2/15/2020	46,999,000	51,463,905
Energy Transfer Equity LP 7.50%, 10/15/2020	85,302,000	93,618,945
Energy XXI Gulf Coast, Inc. 9.25%, 12/15/2017	35,960,000	38,477,200
EP Energy LLC/EP Energy Finance, Inc. 9.38%, 5/1/2020 (a)	96,000,000	99,480,000
EXCO Resources, Inc. 7.50%, 9/15/2018	34,625,000	29,950,625
Expro Finance Luxembourg SCA 8.50%, 12/15/2016 (a)	46,937,000	44,942,177
Halcon Resources Corp. 9.75%, 7/15/2020 (a)	8,953,000	8,831,776
Kodiak Oil & Gas Corp. 8.13%, 12/1/2019 (a)	40,880,000	42,106,400
Linn Energy LLC/Linn Energy Finance Corp.:
6.25%, 11/1/2019 (a)	46,000,000	45,080,000
8.63%, 4/15/2020	36,699,000	39,543,173
MEG Energy Corp. 6.50%, 3/15/2021 (a)	36,035,000	36,800,744
Murray Energy Corp. 10.25%, 10/15/2015 (a)	31,690,000	27,807,975
Newfield Exploration Co.:
5.63%, 7/1/2024	17,200,000	17,587,000
5.75%, 1/30/2022	35,136,000	36,717,120
Oil States International, Inc. 6.50%, 6/1/2019	27,835,000	28,948,400
Peabody Energy Corp. 6.00%, 11/15/2018 (a)	81,035,000	80,629,825
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II 8.38%, 6/1/2020 (a)	27,900,000	28,318,500
PetroBakken Energy Ltd. 8.63%, 2/1/2020 (a)	43,525,000	43,307,375
Plains Exploration & Production Co.:
6.63%, 5/1/2021	12,389,000	12,512,890
6.75%, 2/1/2022	35,145,000	35,847,900
Precision Drilling Corp. 6.63%, 11/15/2020	29,747,000	30,639,410
QEP Resources, Inc. 6.88%, 3/1/2021	27,424,000	30,440,640
Range Resources Corp. 5.00%, 8/15/2022	28,040,000	27,689,500
Samson Investment Co. 9.75%, 2/15/2020 (a)	106,850,000	106,315,750
SandRidge Energy, Inc.:
7.50%, 3/15/2021	41,400,000	40,882,500
8.00%, 6/1/2018 (a)	2,420,000	2,450,250
SESI LLC 7.13%, 12/15/2021 (a)	36,226,000	39,395,775
W&T Offshore, Inc. 8.50%, 6/15/2019	28,440,000	29,364,300
WPX Energy, Inc. 6.00%, 1/15/2022	51,926,000	51,666,370

		1,682,293,159

PHARMACEUTICALS — 2.7%
ConvaTec Healthcare E SA 10.50%, 12/15/2018 (a)	35,325,000	35,501,625
Grifols, Inc. 8.25%, 2/1/2018	54,856,000	58,833,060

See accompanying notes to financial statements.

SPDR Barclays Capital High Yield Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Mylan, Inc. 7.88%, 7/15/2020 (a)	$47,210,000	$52,934,212
NBTY, Inc. 9.00%, 10/1/2018	30,985,000	34,238,425
Valeant Pharmaceuticals International 6.88%, 12/1/2018 (a)	47,812,000	49,425,655
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, Series 1 7.75%, 9/15/2018	60,460,000	64,843,350

		295,776,327

PIPELINES — 1.5%
Chesapeake Midstream Partners LP/CHKM Finance Corp. 6.13%, 7/15/2022	35,600,000	34,888,000
Kinder Morgan Finance Co. LLC 6.00%, 1/15/2018 (a)	34,651,000	36,037,040
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.25%, 6/15/2022	33,420,000	34,422,600
Regency Energy Partners LP/Regency Energy Finance Corp. 6.88%, 12/1/2018	27,719,000	29,174,247
Rockies Express Pipeline LLC 5.63%, 4/15/2020 (a)	35,400,000	32,214,000

		166,735,887

REAL ESTATE INVESTMENT TRUSTS — 0.8%
Evergrande Real Estate Group, Ltd. 13.00%, 1/27/2015 (a)	64,225,000	60,532,063
The Rouse Co. LP 6.75%, 11/9/2015	28,685,000	29,975,825

		90,507,888

REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.7%
Agile Property Holdings, Ltd. 8.88%, 4/28/2017 (a)	30,325,000	29,718,500
Country Garden Holdings Co. 11.13%, 2/23/2018 (a)	42,272,000	42,800,400
Kaisa Group Holdings, Ltd. 13.50%, 4/28/2015 (a)	26,790,000	25,450,500
Longfor Properties Co., Ltd. 9.50%, 4/7/2016 (a)	32,950,000	34,432,750
Realogy Corp., Series 1 7.88%, 2/15/2019 (a)	33,065,000	32,321,037
Renhe Commercial Holdings Co., Ltd. 13.00%, 3/10/2016 (a)	28,306,000	14,860,650

		179,583,837

SEMICONDUCTORS — 1.2%
Freescale Semiconductor, Inc. Series 1 9.25%, 4/15/2018 (a)	65,331,000	69,904,170
Sensata Technologies BV 6.50%, 5/15/2019 (a)	33,190,000	34,268,675
STATS ChipPAC, Ltd. 7.50%, 8/12/2015 (a)	28,335,000	30,318,450

		134,491,295

SOFTWARE — 0.1%
Audatex North America, Inc. 6.75%, 6/15/2018 (a)	13,400,000	14,103,500

SPECIALTY RETAIL — 3.3%
AmeriGas Finance LLC/AmeriGas Finance Corp. 7.00%, 5/20/2022	43,910,000	45,227,300
DineEquity, Inc. 9.50%, 10/30/2018	36,154,000	39,588,630
Inergy LP/Inergy Finance Corp.:
6.88%, 8/1/2021	9,176,000	9,176,000
7.00%, 10/1/2018	19,460,000	20,043,800
Ltd Brands, Inc. 6.63%, 4/1/2021	47,600,000	52,003,000
Michaels Stores, Inc. 7.75%, 11/1/2018	37,990,000	40,079,450
Phillips-Van Heusen Corp. 7.38%, 5/15/2020	28,611,000	31,686,683
Rite Aid Corp. 8.00%, 8/15/2020	31,007,000	35,115,427
Sally Holdings LLC/Sally Capital, Inc. 6.88%, 11/15/2019	32,905,000	35,784,187
Toys R Us Property Co. I LLC 10.75%, 7/15/2017	44,474,000	48,587,845

		357,292,322

TEXTILES, APPAREL & LUXURY GOODS — 0.5%
Hanesbrands, Inc. 6.38%, 12/15/2020	47,196,000	49,673,790

TOBACCO — 0.3%
Alliance One International, Inc. 10.00%, 7/15/2016	30,292,000	30,367,730

TRANSPORTATION INFRASTRUCTURE — 0.5%
CHC Helicopter SA 9.25%, 10/15/2020	52,000,000	50,830,000

WIRELESS TELECOMMUNICATION SERVICES — 5.3%
Avaya, Inc. 7.00%, 4/1/2019 (a)	48,833,000	45,292,608
Cincinnati Bell, Inc. 8.38%, 10/15/2020	36,600,000	37,332,000
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, 12/1/2015 (a)	96,910,000	88,188,100
CommScope, Inc. 8.25%, 1/15/2019 (a)	72,203,000	76,354,672
MetroPCS Wireless, Inc. 7.88%, 9/1/2018	48,425,000	50,240,938
NII Capital Corp. 7.63%, 4/1/2021	72,110,000	61,834,325
Sprint Nextel Corp. 9.00%, 11/15/2018 (a)	143,525,000	160,389,187

See accompanying notes to financial statements.

SPDR Barclays Capital High Yield Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Windstream Corp. 7.88%, 11/1/2017	$51,835,000	$56,500,150

		576,131,980

TOTAL CORPORATE BONDS & NOTES —
(Cost $10,469,517,713)		10,466,239,407

	Shares
SHORT TERM INVESTMENT — 1.0%
MONEY MARKET FUND — 1.0%
State Street Institutional Liquid Reserves Fund 0.20% (c)(d)(e) (Cost $113,698,781)	113,698,781	113,698,781

TOTAL INVESTMENTS — 98.1% (f)
(Cost $10,583,216,494)		10,579,938,188
OTHER ASSETS & LIABILITIES — 1.9%		200,596,558

NET ASSETS — 100.0%		$10,780,534,746

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 37.2% of net assets as of June 30, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	When-issued security.
(c)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	Value is determined based on Level 1 inputs. (Note 2)
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)
PIK = Payment in Kind
PLC = Public Limited Company
ULC = Unlimited Liability Corporation

See accompanying notes to financial statements.

SPDR Barclays Capital Short Term High Yield Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount	Value

CORPORATE BONDS & NOTES — 97.6%
AEROSPACE & DEFENSE — 1.2%
Alliant Techsystems, Inc. 6.75%, 4/1/2016	$250,000	$256,250
GeoEye, Inc. 9.63%, 10/1/2015	250,000	261,875
Kratos Defense & Security Solutions, Inc. 10.00%, 6/1/2017	500,000	538,750
L-3 Communications Corp. Series B 6.38%, 10/15/2015	250,000	255,469
Sequa Corp. 11.75%, 12/1/2015 (a)	250,000	263,750

		1,576,094

AIRLINES — 1.3%
Air Canada 9.25%, 8/1/2015 (a)	250,000	244,375
Continental Airlines, Inc. 6.75%, 9/15/2015 (a)	500,000	513,750
Delta Air Lines, Inc. 9.50%, 9/15/2014 (a)	750,000	792,188
United Air Lines, Inc. 9.88%, 8/1/2013 (a)	224,000	231,000

		1,781,313

AUTO COMPONENTS — 0.8%
Affinia Group, Inc. 9.00%, 11/30/2014	250,000	252,188
American Axle & Manufacturing Holdings, Inc. 9.25%, 1/15/2017 (a)	250,000	279,375
TRW Automotive, Inc. 7.25%, 3/15/2017 (a)	500,000	571,250

		1,102,813

BEVERAGES — 0.9%
Constellation Brands, Inc.:
7.25%, 5/15/2017	500,000	571,875
8.38%, 12/15/2014	500,000	567,500

		1,139,375

BUILDING PRODUCTS — 2.5%
China Shanshui Cement Group, Ltd. 8.50%, 5/25/2016 (a)	250,000	244,375
Hanson PLC 6.13%, 8/15/2016	650,000	692,250
Lafarge SA 6.50%, 7/15/2016	471,000	508,680
Masco Corp.:
4.80%, 6/15/2015	750,000	770,606
6.13%, 10/3/2016	816,000	870,835
USG Corp. 6.30%, 11/15/2016	200,000	191,500

		3,278,246

CAPITAL MARKETS — 1.2%
E*TRADE Financial Corp. 6.75%, 6/1/2016	250,000	254,375
Offshore Group Investments, Ltd.:
11.50%, 8/1/2015 (a)	250,000	271,250
11.50%, 8/1/2015	1,000,000	1,085,000

		1,610,625

CHEMICALS — 1.7%
Ashland, Inc. 9.13%, 6/1/2017	500,000	550,000
Georgia Gulf Corp. 9.00%, 1/15/2017 (a)	250,000	278,750
Huntsman International LLC 5.50%, 6/30/2016	250,000	250,000
Ineos Finance PLC 9.00%, 5/15/2015 (a)	435,000	458,925
Ineos Group Holdings, Ltd. 8.50%, 2/15/2016 (a)	250,000	229,375
MacDermid, Inc. 9.50%, 4/15/2017 (a)	250,000	261,250
Momentive Performance Materials, Inc. 11.50%, 12/1/2016	250,000	186,250

		2,214,550

COMMERCIAL BANKS — 2.3%
CIT Group, Inc.:
5.00%, 5/15/2017	500,000	515,000
5.25%, 4/1/2014 (a)	500,000	517,500
Dresdner Bank AG/New York NY 7.25%, 9/15/2015	250,000	253,403
Royal Bank of Scotland Group PLC 5.00%, 10/1/2014	1,500,000	1,505,680
Synovus Financial Corp. 5.13%, 6/15/2017	250,000	230,000

		3,021,583

COMMERCIAL SERVICES — 1.5%
Ashtead Capital, Inc. 9.00%, 8/15/2016 (a)	250,000	259,063
Ceridian Corp. 11.25%, 11/15/2015	750,000	720,000
National Money Mart Co. 10.38%, 12/15/2016	250,000	275,625
PHH Corp. 9.25%, 3/1/2016	250,000	265,625
RR Donnelley & Sons Co.:
6.13%, 1/15/2017	250,000	236,250
8.60%, 8/15/2016	250,000	265,000

		2,021,563

COMMERCIAL SERVICES & SUPPLIES — 1.9%
ARAMARK Holdings Corp. PIK 8.63%, 5/1/2016 (a)	1,250,000	1,279,700
Clean Harbors, Inc. 7.63%, 8/15/2016	250,000	260,938
Education Management LLC/Education Management Finance Corp. 8.75%, 6/1/2014	500,000	445,000
The ServiceMaster Co. PIK 10.75%, 7/15/2015 (a)	250,000	257,815
UR Merger Sub Corp. 10.88%, 6/15/2016	250,000	280,937

		2,524,390

See accompanying notes to financial statements.

SPDR Barclays Capital Short Term High Yield Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

COMPUTERS & PERIPHERALS — 1.1%
iGate Corp. 9.00%, 5/1/2016	$500,000	$535,000
Seagate Technology HDD Holdings 6.80%, 10/1/2016	250,000	277,813
SunGard Data Systems, Inc. 10.25%, 8/15/2015	574,000	589,785

		1,402,598

CONSTRUCTION MATERIALS — 0.2%
West China Cement, Ltd. 7.50%, 1/25/2016 (a)	250,000	223,750

CONTAINERS & PACKAGING — 1.6%
Ball Corp. 7.13%, 9/1/2016	250,000	272,187
Berry Plastics Corp. 8.25%, 11/15/2015	200,000	212,500
Crown Americas LLC/Crown Americas Capital Corp. III 7.63%, 5/15/2017	250,000	270,000
Graphic Packaging International, Inc. 9.50%, 6/15/2017	250,000	275,000
Owens-Brockway Glass Container, Inc. 7.38%, 5/15/2016	250,000	278,750
Packaging Dynamics Corp. 8.75%, 2/1/2016 (a)	250,000	262,500
Sealed Air Corp.:
5.63%, 7/15/2013 (a)	250,000	258,125
7.88%, 6/15/2017	250,000	270,000

		2,099,062

DISTRIBUTORS — 0.4%
McJunkin Red Man Corp. 9.50%, 12/15/2016	500,000	540,000

DIVERSIFIED CONSUMER SERVICES — 0.4%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU 7.75%, 10/15/2016 (a)	500,000	526,250

DIVERSIFIED FINANCIAL SERVICES — 8.5%
Air Lease Corp. 5.63%, 4/1/2017 (a)	500,000	492,500
Aircastle, Ltd. 6.75%, 4/15/2017	250,000	252,500
Ally Financial, Inc.:
4.50%, 2/11/2014	498,000	504,847
5.50%, 2/15/2017	500,000	507,870
6.88%, 8/28/2012	810,000	814,050
8.30%, 2/12/2015	750,000	817,500
CIT Group, Inc.:
4.75%, 2/15/2015 (a)	500,000	511,875
7.00%, 5/2/2016 (a)	500,000	501,250
7.00%, 5/2/2017 (a)(b)	575,867	576,947
CNH Capital LLC 6.25%, 11/1/2016 (a)	250,000	267,500
Credit Acceptance Corp. 9.13%, 2/1/2017	250,000	271,250
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 7.75%, 1/15/2016	500,000	525,625
International Lease Finance Corp.:
5.63%, 9/20/2013	250,000	255,938
6.38%, 3/25/2013	1,000,000	1,021,250
8.63%, 9/15/2015	750,000	828,750
8.75%, 3/15/2017	500,000	561,250
Leucadia National Corp. 8.13%, 9/15/2015	250,000	280,313
Nuveen Investments, Inc. 10.50%, 11/15/2015	500,000	507,500
PHH Corp. 7.13%, 3/1/2013	250,000	255,000
Springleaf Finance Corp. 5.85%, 6/1/2013	1,750,000	1,680,000

		11,433,715

DIVERSIFIED TELECOMMUNICATION SERVICES — 5.6%
Brightstar Corp. 9.50%, 12/1/2016 (a)	250,000	256,250
Cricket Communications, Inc. 7.75%, 5/15/2016	600,000	636,750
Frontier Communications Corp.:
6.25%, 1/15/2013	375,000	382,734
8.25%, 5/1/2014	15,000	16,425
8.25%, 4/15/2017	1,000,000	1,075,000
Integra Telecom Holdings, Inc. 10.75%, 4/15/2016 (a)	250,000	243,750
Intelsat Jackson Holdings SA 11.25%, 6/15/2016	145,000	151,888
Intelsat Luxembourg SA 11.25%, 2/4/2017	1,750,000	1,802,500
Level 3 Financing, Inc. 8.75%, 2/15/2017	500,000	520,000
Nextel Communications, Inc. Series E 6.88%, 10/31/2013	821,000	824,079
Sable International Finance, Ltd. 7.75%, 2/15/2017 (a)	250,000	258,750
Telesat Canada/Telesat LLC 6.00%, 5/15/2017 (a)	333,000	338,827
Trilogy International Partners LLC/Trilogy International Finance, Inc. 10.25%, 8/15/2016 (a)	250,000	203,750
Virgin Media Finance PLC 9.50%, 8/15/2016	500,000	557,500
West Corp. 11.00%, 10/15/2016	250,000	263,750

		7,531,953

ELECTRIC UTILITIES — 4.8%
Calpine Construction Finance Co. LP/CCFC Finance Corp. 8.00%, 6/1/2016 (a)	750,000	810,000
DPL, Inc. 6.50%, 10/15/2016 (a)	750,000	810,000
Dubai Electricity & Water Authority 8.50%, 4/22/2015 (a)	750,000	833,437

See accompanying notes to financial statements.

SPDR Barclays Capital Short Term High Yield Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Edison Mission Energy 7.00%, 5/15/2017	$500,000	$280,000
EDP Finance BV 5.38%, 11/2/2012 (a)	500,000	500,950
GenOn Energy, Inc. 7.63%, 6/15/2014	475,000	484,500
Midwest Generation LLC 8.56%, 1/2/2016	248,033	236,872
NRG Energy, Inc. 7.38%, 1/15/2017	700,000	728,000
RRI Energy, Inc. 7.88%, 6/15/2017	250,000	232,500
Texas Competitive Electric Holdings Co. LLC 10.25%, 11/1/2015	1,500,000	386,250
The AES Corp. 9.75%, 4/15/2016	1,000,000	1,185,000

		6,487,509

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.2%
WireCo WorldGroup, Inc. 9.50%, 5/15/2017	250,000	252,500

FOOD PRODUCTS — 1.6%
Dean Foods Co. 7.00%, 6/1/2016	250,000	265,625
Harbinger Group, Inc. 10.63%, 11/15/2015	250,000	260,625
Ingles Markets, Inc. 8.88%, 5/15/2017	375,000	408,281
JBS USA LLC/JBS USA Finance, Inc. 11.63%, 5/1/2014	500,000	568,750
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 9.25%, 4/1/2015	340,000	349,350
Smithfield Foods, Inc. 10.00%, 7/15/2014	250,000	285,313

		2,137,944

GAS UTILITIES — 0.2%
Sabine Pass LNG LP 7.25%, 11/30/2013	250,000	258,750

HEALTH CARE EQUIPMENT & SUPPLIES — 1.6%
Accellent, Inc. 8.38%, 2/1/2017	500,000	506,250
Alere, Inc. 9.00%, 5/15/2016	590,000	600,325
Bausch & Lomb, Inc. 9.88%, 11/1/2015	250,000	261,250
DJO Finance LLC/DJO Finance Corp. 10.88%, 11/15/2014	250,000	258,125
Fresenius US Finance II, Inc. 9.00%, 7/15/2015 (a)	250,000	287,187
Universal Hospital Services, Inc. 8.50%, 6/1/2015	250,000	254,844

		2,167,981

HEALTH CARE PROVIDERS & SERVICES — 4.3%
Apria Healthcare Group, Inc. 11.25%, 11/1/2014	475,000	491,625
Community Health Systems, Inc. 8.88%, 7/15/2015	500,000	513,125
HCA, Inc.:
5.75%, 3/15/2014	250,000	261,562
6.25%, 2/15/2013	750,000	766,875
6.50%, 2/15/2016	1,500,000	1,616,250
6.75%, 7/15/2013	500,000	521,250
Health Management Associates, Inc. 6.13%, 4/15/2016	250,000	265,000
Radiation Therapy Services, Inc. 8.88%, 1/15/2017 (a)	750,000	720,000
Tenet Healthcare Corp. 9.25%, 2/1/2015	250,000	278,125
Universal Health Services, Inc. 7.13%, 6/30/2016	250,000	278,750

		5,712,562

HOTELS, RESTAURANTS & LEISURE — 4.4%
Caesars Entertainment Operating Co., Inc.:
10.75%, 2/1/2016	324,000	255,960
11.25%, 6/1/2017	1,500,000	1,636,875
CityCenter Holdings LLC/CityCenter Finance Corp. 7.63%, 1/15/2016	500,000	527,500
Isle of Capri Casinos, Inc. 7.00%, 3/1/2014	250,000	249,687
Marina District Finance Co., Inc. 9.50%, 10/15/2015	250,000	242,500
MGM Mirage, Inc.:
6.63%, 7/15/2015	500,000	515,000
13.00%, 11/15/2013	500,000	570,000
MGM Resorts International:
7.50%, 6/1/2016	1,000,000	1,035,000
10.00%, 11/1/2016	500,000	553,750
Royal Caribbean Cruises, Ltd. 7.25%, 6/15/2016	250,000	270,000

		5,856,272

HOUSEHOLD DURABLES — 2.4%
Centex Corp. 6.50%, 5/1/2016	500,000	540,000
DR Horton, Inc. 4.75%, 5/15/2017	500,000	515,312
Jarden Corp. 7.50%, 5/1/2017	500,000	560,000
K Hovnanian Enterprises, Inc. 10.63%, 10/15/2016	500,000	476,250
Lennar Corp. Series B 5.60%, 5/31/2015	625,000	656,250
Simmons Bedding Co. 11.25%, 7/15/2015 (a)	500,000	517,505

		3,265,317

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.3%
Edison Mission Energy:
7.50%, 6/15/2013	500,000	305,000
7.75%, 6/15/2016	200,000	112,500

		417,500

See accompanying notes to financial statements.

SPDR Barclays Capital Short Term High Yield Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

INDUSTRIAL CONGLOMERATES — 0.2%
SPX Corp. 7.63%, 12/15/2014	$250,000	$275,000

INTERNET SOFTWARE & SERVICES — 0.2%
Zayo Group LLC/Zayo Capital Inc. 10.25%, 3/15/2017	250,000	278,438

IT SERVICES — 2.1%
First Data Corp.:
9.88%, 9/24/2015	250,000	253,125
11.25%, 3/31/2016	1,500,000	1,413,750
First Data Corp. PIK 10.55%, 9/24/2015	500,000	511,250
GXS Worldwide, Inc. 9.75%, 6/15/2015	384,000	383,040
Lender Processing Services, Inc. 8.13%, 7/1/2016	250,000	260,625

		2,821,790

LEISURE EQUIPMENT & PRODUCTS — 1.6%
Easton-Bell Sports, Inc. 9.75%, 12/1/2016	160,000	175,400
Equinox Holdings, Inc. 9.50%, 2/1/2016 (a)	250,000	265,000
NCL Corp. Ltd. 11.75%, 11/15/2016	500,000	573,750
Royal Caribbean Cruises, Ltd.:
6.88%, 12/1/2013	250,000	263,875
7.00%, 6/15/2013	250,000	260,000
Sabre Holdings Corp. 8.35%, 3/15/2016	500,000	472,500
Travelport LLC 9.88%, 9/1/2014	250,000	182,812

		2,193,337

MACHINERY — 0.7%
Case New Holland, Inc. 7.75%, 9/1/2013	500,000	531,250
Lonking Holdings, Ltd. 8.50%, 6/3/2016 (a)	500,000	451,250

		982,500

MEDIA — 7.0%
Affinion Group, Inc. 11.50%, 10/15/2015	250,000	213,125
CCH II LLC/CH II Capital Corp. 13.50%, 11/30/2016	500,000	557,500
Cengage Learn Aquisitions, Inc. 10.50%, 1/15/2015 (a)	750,000	570,000
Clear Channel Communications, Inc. 5.50%, 9/15/2014	750,000	641,250
CSC Holdings LLC 8.50%, 4/15/2014	250,000	275,000
DISH DBS Corp.:
6.63%, 10/1/2014	1,350,000	1,447,875
7.13%, 2/1/2016	1,000,000	1,097,500
Gray Television, Inc. 10.50%, 6/29/2015	250,000	260,000
Lamar Media Corp. 9.75%, 4/1/2014	250,000	280,000
Lions Gate Entertainment, Inc. 10.25%, 11/1/2016 (a)	500,000	547,500
Mediacom Broadband LLC/Mediacom Broadband Corp. 8.50%, 10/15/2015	250,000	256,875
Mohegan Tribal Gaming Authority 10.50%, 12/15/2016 (a)	100,000	87,000
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. 8.88%, 4/15/2017 (a)	250,000	261,250
Quebecor Media, Inc. 7.75%, 3/15/2016	250,000	256,875
Shingle Springs Tribal Gaming Authority 9.38%, 6/15/2015 (a)	250,000	191,250
Sirius XM Radio, Inc. 8.75%, 4/1/2015 (a)	500,000	562,500
The McClatchy Co. 11.50%, 2/15/2017	500,000	518,750
WMG Acquisition Corp. 9.50%, 6/15/2016	1,000,000	1,090,000
XM Satellite Radio, Inc. 13.00%, 8/1/2014 (a)	250,000	278,750

		9,393,000

METALS & MINING — 5.2%
China Oriental Group Co., Ltd. 8.00%, 8/18/2015 (a)	500,000	437,500
Consolidated Minerals Ltd. 8.88%, 5/1/2016 (a)	250,000	191,250
Edgen Murray Corp. 12.25%, 1/15/2015	250,000	248,750
Essar Steel Algoma, Inc.:
9.38%, 3/15/2015 (a)	500,000	482,500
9.88%, 6/15/2015 (a)	250,000	211,875
Ferrexpo Finance PLC 7.88%, 4/7/2016 (a)	500,000	451,250
FMG Resources August 2006 Pty, Ltd.:
6.00%, 4/1/2017 (a)	1,000,000	1,005,000
7.00%, 11/1/2015 (a)	1,250,000	1,275,000
Ryerson, Inc. 12.00%, 11/1/2015	500,000	502,500
Schaeffler Finance BV 7.75%, 2/15/2017 (a)	750,000	781,875
Steel Dynamics, Inc. 6.75%, 4/1/2015	700,000	710,500
United States Steel Corp. 6.05%, 6/1/2017	500,000	486,250
Winsway Coking Coal Holding, Ltd. 8.50%, 4/8/2016 (a)	250,000	233,750

		7,018,000

MULTILINE RETAIL — 1.0%
Rite Aid Corp. 9.50%, 6/15/2017	500,000	511,250
SUPERVALU, Inc. 8.00%, 5/1/2016	750,000	759,375

		1,270,625

See accompanying notes to financial statements.

SPDR Barclays Capital Short Term High Yield Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

OIL, GAS & CONSUMABLE FUELS — 10.2%
Afren PLC 11.50%, 2/1/2016 (a)	$500,000	$532,500
Arch Coal, Inc. 8.75%, 8/1/2016	500,000	477,500
ATP Oil & Gas Corp. 11.88%, 5/1/2015	750,000	348,750
Chesapeake Energy Corp. 9.50%, 2/15/2015	1,000,000	1,077,500
Cie Generale de Geophysique — Veritas 7.75%, 5/15/2017	250,000	258,750
CITIC Resources Finance 2007, Ltd. 6.75%, 5/15/2014 (a)	500,000	522,500
Coffeyville Resources LLC/Coffeyville Finance, Inc. 9.00%, 4/1/2015 (a)	250,000	266,250
Consol Energy, Inc. 8.00%, 4/1/2017	750,000	778,125
Denbury Resources, Inc. 9.75%, 3/1/2016	250,000	274,688
El Paso Corp. 7.00%, 6/15/2017	750,000	850,767
Expro Finance Luxembourg SCA 8.50%, 12/15/2016 (a)	710,000	679,825
Forest Oil Corp. 8.50%, 2/15/2014	250,000	260,000
Hidili Industry International Development, Ltd. 8.63%, 11/4/2015 (a)	500,000	402,500
Kinder Morgan Finance Co. ULC 5.70%, 1/5/2016	250,000	263,125
Kinder Morgan Kansas, Inc. 6.50%, 9/1/2012	581,000	583,063
MIE Holdings Corp. 9.75%, 5/12/2016 (a)	250,000	241,875
Murray Energy Corp. 10.25%, 10/15/2015 (a)	250,000	219,375
Newfield Exploration Co. 6.63%, 4/15/2016	250,000	256,250
Peabody Energy Corp. 7.38%, 11/1/2016	500,000	550,000
Quicksilver Resources, Inc. 11.75%, 1/1/2016	1,000,000	973,750
Rockies Express Pipeline LLC 3.90%, 4/15/2015 (a)	500,000	481,250
Sabine Pass LNG LP 7.50%, 11/30/2016	1,000,000	1,050,000
SandRidge Energy, Inc. 9.88%, 5/15/2016	250,000	273,750
Stone Energy Corp. 8.63%, 2/1/2017	250,000	253,750
Sunoco, Inc. 5.75%, 1/15/2017	500,000	531,202
Tesoro Corp.:
6.50%, 6/1/2017	500,000	513,750
6.63%, 11/1/2015	200,000	204,000
Vulcan Materials Co. 6.50%, 12/1/2016	250,000	263,125
WPX Energy, Inc. 5.25%, 1/15/2017	250,000	253,125

		13,641,045

PAPER & FOREST PRODUCTS — 0.2%
Longview Fibre Paper & Packaging, Inc. 8.00%, 6/1/2016 (a)	250,000	250,000

PHARMACEUTICALS — 0.6%
Elan Finance PLC/Elan Finance Corp. 8.75%, 10/15/2016	250,000	271,563
Valeant Pharmaceuticals International 6.50%, 7/15/2016 (a)	500,000	522,500

		794,063

REAL ESTATE — 0.2%
CBRE Services, Inc. 11.63%, 6/15/2017	250,000	283,750

REAL ESTATE INVESTMENT TRUSTS — 2.9%
Evergrande Real Estate Group, Ltd. 13.00%, 1/27/2015 (a)	750,000	706,875
Felcor Lodging LP 10.00%, 10/1/2014	250,000	285,000
Host Hotels & Resorts LP:
6.75%, 6/1/2016	750,000	770,625
9.00%, 5/15/2017	250,000	276,875
iStar Financial, Inc.:
Series B 5.95%, 10/15/2013	250,000	241,562
8.63%, 6/1/2013	500,000	500,000
The Rouse Co. LP 6.75%, 11/9/2015	1,046,000	1,093,070

		3,874,007

REAL ESTATE MANAGEMENT & DEVELOPMENT — 3.4%
Agile Property Holdings, Ltd. 8.88%, 4/28/2017 (a)	500,000	490,000
Atlantic Finance, Ltd. 10.75%, 5/27/2014 (a)	750,000	814,845
Country Garden Holdings Co., Ltd. 11.25%, 4/22/2017 (a)	1,000,000	1,020,000
Kaisa Group Holdings, Ltd. 13.50%, 4/28/2015 (a)	250,000	237,500
Longfor Properties Co., Ltd. 9.50%, 4/7/2016 (a)	500,000	522,500
Realogy Corp. 11.50%, 4/15/2017	250,000	236,875
Renhe Commercial Holdings Co., Ltd. 13.00%, 3/10/2016 (a)	500,000	262,500
Shanghai Industrial Urban Development Group Ltd. 9.75%, 7/23/2014 (a)	250,000	261,562
Shimao Property Holdings, Ltd. 8.00%, 12/1/2016 (a)	500,000	473,750
Susser Holdings LLC/Susser Finance Corp. 8.50%, 5/15/2016	250,000	271,875

		4,591,407

RETAIL — 0.2%
Tops Holding Corp./Tops Markets LLC 10.13%, 10/15/2015	250,000	265,625

See accompanying notes to financial statements.

SPDR Barclays Capital Short Term High Yield Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

ROAD & RAIL — 0.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 7.75%, 5/15/2016	$500,000	$514,375

SEMICONDUCTORS — 0.2%
STATS ChipPAC, Ltd. 7.50%, 8/12/2015 (a)	250,000	267,500

SPECIALTY RETAIL — 2.1%
Michaels Stores, Inc. 11.38%, 11/1/2016	250,000	265,627
Office Depot, Inc. 6.25%, 8/15/2013	250,000	254,063
Rite Aid Corp.:
7.50%, 3/1/2017	250,000	255,000
9.75%, 6/12/2016	250,000	275,625
10.38%, 7/15/2016	450,000	476,156
The Bon-ton Department Stores, Inc. 10.25%, 3/15/2014	500,000	422,500
The Neiman Marcus Group, Inc. 10.38%, 10/15/2015	141,000	146,289
The Wendy’s Co. 10.00%, 7/15/2016	250,000	269,065
Toys R Us - Delaware, Inc. 7.38%, 9/1/2016 (a)	250,000	247,500
Toys R Us, Inc. 7.88%, 4/15/2013	250,000	255,000

		2,866,825

TELECOMMUNICATIONS — 0.1%
Sorenson Communications, Inc. 10.50%, 2/1/2015 (a)	250,000	193,750

TEXTILES, APPAREL & LUXURY GOODS — 0.7%
Hanesbrands, Inc. 8.00%, 12/15/2016	250,000	275,313
Mohawk Industries, Inc. 6.38%, 1/15/2016	500,000	551,250
Quiksilver, Inc. 6.88%, 4/15/2015	129,000	124,485

		951,048

THRIFTS & MORTGAGE FINANCE — 0.4%
Zoomlion HK SPV Co., Ltd. 6.88%, 4/5/2017 (a)	500,000	505,805

TOBACCO — 0.2%
Alliance One International, Inc. 10.00%, 7/15/2016	250,000	250,625

TRANSPORTATION INFRASTRUCTURE — 0.5%
AWAS Aviation Capital, Ltd. 7.00%, 10/17/2016 (a)	428,000	442,980
Florida East Coast Railway Corp. 8.13%, 2/1/2017	250,000	261,250

		704,230

WIRELESS TELECOMMUNICATION SERVICES — 4.4%
Avaya, Inc. 9.75%, 11/1/2015	500,000	413,750
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, 12/1/2015 (a)	2,000,000	1,820,000
Crown Castle International Corp. 9.00%, 1/15/2015	500,000	545,625
Nextel Communications, Inc. Series D 7.38%, 8/1/2015	500,000	500,625
NII Capital Corp. 10.00%, 8/15/2016	500,000	521,250
Sprint Nextel Corp. 9.13%, 3/1/2017 (a)	1,500,000	1,575,000
Windstream Corp. 8.13%, 8/1/2013	500,000	526,875

		5,903,125

TOTAL CORPORATE BONDS & NOTES —
(Cost $131,904,734)		130,674,085

	Shares
SHORT TERM INVESTMENT — 0.4%
MONEY MARKET FUND — 0.4%
State Street Institutional Liquid Reserves Fund 0.20% (c)(d)(e) (Cost $592,611)	592,611	592,611

TOTAL INVESTMENTS — 98.0% (f)
(Cost $132,497,345)		131,266,696
OTHER ASSETS & LIABILITIES — 2.0%		2,698,874

NET ASSETS — 100.0%		$133,965,570

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 28.8% of net assets as of June 30, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. (Note 2)
(c)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	Value is determined based on Level 1 inputs. (Note 2)
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)
PIK = Payment in Kind
PLC = Public Limited Company
SCA = Societe en Commandite par Actions
ULC = Unlimited Liability Corporation

See accompanying notes to financial statements.

SPDR Barclays Capital Investment Grade Floating Rate ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount	Value

CORPORATE BONDS & NOTES — 98.1%
AEROSPACE & DEFENSE — 0.6%
United Technologies Corp. 0.97%, 6/1/2015 (a)	$50,000	$50,534

AUTOMOBILES — 2.5%
Daimler Finance North America LLC 1.67%, 9/13/2013 (a)(b)	114,000	114,674
Toyota Motor Credit Corp. 0.87%, 1/17/2014 (a)	30,000	30,120
Volkswagen International Finance NV 1.08%, 4/1/2014 (a)(b)	80,000	79,835

		224,629

BEVERAGES — 2.4%
Anheuser-Busch InBev Worldwide, Inc. 1.19%, 3/26/2013 (a)	91,000	91,475
PepsiCo, Inc. 0.55%, 5/10/2013 (a)	50,000	50,110
The Coca-Cola Co. 0.42%, 3/14/2014 (a)	75,000	75,116

		216,701

CAPITAL MARKETS — 9.0%
Morgan Stanley 2.07%, 1/24/2014 (a)	438,000	425,723
The Goldman Sachs Group, Inc.:
0.92%, 3/22/2016 (a)	50,000	45,244
1.06%, 9/29/2014 (a)(c)	366,000	351,492

		822,459

CHEMICALS — 0.6%
EI du Pont de Nemours & Co. 0.89%, 3/25/2014 (a)	50,000	50,404

COMMERCIAL BANKS — 46.4%
Abbey National Treasury Services PLC 2.05%, 4/25/2014 (a)	111,000	106,215
African Development Bank:
0.59%, 7/22/2012 (a)	50,000	50,001
0.80%, 8/4/2014 (a)	76,000	76,283
ANZ National International Ltd./New Zealand 1.47%, 12/20/2013 (a)(b)	50,000	49,796
Australia & New Zealand Banking Group Ltd. 1.21%, 1/10/2014 (a)(b)	95,000	95,025
Bank of Montreal 0.94%, 4/29/2014 (a)	20,000	20,066
Bank of Nova Scotia 0.77%, 10/18/2012 (a)	92,000	92,061
Barclays Bank PLC 1.51%, 1/13/2014 (a)	138,000	138,146
BB&T Corp. 1.17%, 4/28/2014 (a)	50,000	50,273
BNP Paribas SA:
0.87%, 4/8/2013 (a)	122,000	120,950
1.37%, 1/10/2014 (a)(c)	65,000	63,642
Commonwealth Bank of Australia:
1.02%, 3/19/2013 (a)(b)	300,000	300,976
1.17%, 8/7/2013 (a)(b)	30,000	30,116
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 0.67%, 7/25/2013 (a)	92,000	92,001
Credit Agricole SA/London 1.92%, 1/21/2014 (a)(b)	114,000	110,752
Danske Bank A/S 1.52%, 4/14/2014 (a)(b)	20,000	19,556
Dexia Credit Local/New York 0.87%, 3/5/2013 (a)(b)	92,000	90,279
Fifth Third Bank/Ohio 0.58%, 5/17/2013 (a)	50,000	49,819
HSBC Bank PLC 0.90%, 5/15/2013 (a)(b)	244,000	243,932
ING Bank NV 1.52%, 3/15/2013 (a)(b)	164,000	164,054
Inter-American Development Bank 0.92%, 5/20/2014 (a)	76,000	76,854
Intesa Sanpaolo SpA 2.87%, 2/24/2014 (a)(b)	114,000	107,048
Kfw Bakengruppe:
0.47%, 3/17/2014 (a)(c)	140,000	139,934
0.65%, 1/17/2014 (a)	75,000	75,209
Kommunalbanken AS 0.67%, 4/1/2015 (a)(b)	100,000	99,919
Landwirtschaftliche Rentenbank 0.60%, 1/28/2014 (a)(b)	76,000	75,933
Lloyds TSB Bank PLC 2.82%, 1/24/2014 (a)(c)	92,000	92,509
National Australia Bank, Ltd. 1.23%, 12/10/2013 (a)(b)	182,000	182,801
Nordea Bank AB 1.37%, 1/14/2014 (a)(b)	35,000	35,004
PNC Funding Corp. 0.67%, 1/31/2014 (a)	116,000	115,445
Royal Bank of Canada 0.77%, 4/17/2014 (a)	122,000	122,325
Societe Financement de l’Economie Francaise 0.67%, 7/16/2012 (a)(b)	74,000	74,006
Standard Chartered PLC 1.42%, 5/12/2014 (a)(b)	15,000	14,986
SunTrust Bank/Atlanta GA 0.76%, 8/24/2015 (a)	50,000	46,666
The Bank Of New York Mellon Corp. 0.75%, 1/31/2014 (a)	76,000	76,122
The Toronto-Dominion Bank:
0.65%, 7/26/2013 (a)	74,000	74,154
0.77%, 7/14/2014 (a)	100,000	100,377
UBS AG/Stamford CT 1.47%, 1/28/2014 (a)	27,000	26,852
US Bank NA 0.69%, 10/26/2012 (a)	76,000	76,092
Wachovia Corp.:
0.84%, 10/15/2016 (a)	25,000	23,762
2.24%, 5/1/2013 (a)	232,000	235,343
Wells Fargo & Co.:
0.67%, 10/28/2015 (a)	50,000	48,958
1.39%, 6/26/2015 (a)	40,000	40,059
Westpac Banking Corp.:
0.66%, 12/14/2012 (a)(b)	80,000	80,028

See accompanying notes to financial statements.

SPDR Barclays Capital Investment Grade Floating Rate ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

0.89%, 6/14/2013 (a)(b)	$214,000	$214,396

		4,218,725

COMMUNICATIONS EQUIPMENT — 1.0%
Cisco Systems, Inc. 0.72%, 3/14/2014 (a)	90,000	90,458

COMPUTERS & PERIPHERALS — 2.0%
Dell, Inc. 1.07%, 4/1/2014 (a)	45,000	45,296
Hewlett-Packard Co.:
0.59%, 9/13/2012 (a)	43,000	43,019
0.75%, 5/24/2013 (a)	92,000	91,799

		180,114

DIVERSIFIED FINANCIAL SERVICES — 21.0%
American Express Credit Corp. 1.32%, 6/24/2014 (a)	92,000	92,567
Bank of America Corp. 1.89%, 1/30/2014 (a)	291,000	287,960
BlackRock, Inc. 0.77%, 5/24/2013 (a)	50,000	50,168
BRFkredit A/S 0.72%, 4/15/2013 (a)(b)	50,000	50,005
Citigroup, Inc.:
0.75%, 11/5/2014 (a)(c)	50,000	47,811
1.32%, 2/15/2013 (a)	214,000	214,002
Credit Suisse USA, Inc. 0.72%, 4/12/2013 (a)	76,000	75,884
General Electric Capital Corp.:
0.62%, 5/8/2013 (a)(c)	220,000	220,352
0.67%, 1/8/2016 (a)	40,000	38,624
0.73%, 9/15/2014 (a)	40,000	39,516
0.97%, 10/25/2013 (a)	20,000	20,021
1.34%, 5/9/2016 (a)	125,000	122,981
HSBC Finance Corp. 0.90%, 6/1/2016 (a)	80,000	73,321
John Deere Capital Corp.:
0.62%, 7/15/2013 (a)	50,000	50,141
0.71%, 4/25/2014 (a)	25,000	25,022
JPMorgan Chase & Co.:
1.12%, 2/26/2013 (a)	292,000	292,978
1.22%, 5/2/2014 (a)	65,000	64,946
1.52%, 3/20/2015 (a)	50,000	49,881
SLM Corp. 0.77%, 1/27/2014 (a)	50,000	47,763
The Western Union Co. 1.05%, 3/7/2013 (a)	50,000	50,209

		1,914,152

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.5%
Verizon Communications, Inc. 1.07%, 3/28/2014 (a)	42,000	42,369

FOOD PRODUCTS — 1.1%
Archer-Daniels-Midland Co. 0.63%, 8/13/2012 (a)	50,000	50,030
Kraft Foods, Inc. 1.34%, 7/10/2013 (a)	50,000	50,180

		100,210

INSURANCE — 3.2%
Berkshire Hathaway, Inc. 0.90%, 2/11/2013 (a)	138,000	138,514
MetLife Institutional Funding II 1.37%, 4/4/2014 (a)(b)	75,000	75,364
Metropolitan Life Global Funding I 1.22%, 1/10/2014 (a)(b)	50,000	50,036
Sun Life Financial Global Funding III LLC 0.72%, 10/6/2013 (a)(b)	30,000	29,735

		293,649

MACHINERY — 0.8%
Caterpillar, Inc. 0.64%, 5/21/2013 (a)	76,000	76,241

METALS & MINING — 0.6%
BHP Billiton Finance USA Ltd. 0.74%, 2/18/2014 (a)	55,000	55,190

MULTI-UTILITIES — 0.7%
DTE Energy Co. 1.17%, 6/3/2013 (a)	10,000	10,016
Sempra Energy 1.23%, 3/15/2014 (a)	50,000	50,101

		60,117

MULTILINE RETAIL — 0.5%
Target Corp. 0.64%, 7/18/2014 (a)	45,000	45,128

OFFICE ELECTRONICS — 0.2%
Xerox Corp. 1.29%, 5/16/2014 (a)(c)	20,000	19,973

OIL, GAS & CONSUMABLE FUELS — 2.0%
BP Capital Markets PLC 1.07%, 3/11/2014 (a)	69,000	69,478
Total Capital Canada, Ltd. 0.56%, 5/13/2013 (a)	114,000	114,085

		183,563

PERSONAL PRODUCTS — 0.5%
The Procter & Gamble Co. 0.39%, 2/6/2014 (a)	50,000	50,040

PHARMACEUTICALS — 1.8%
Sanofi 0.66%, 3/28/2013 (a)	114,000	114,329
Teva Pharmaceutical Finance III BV 0.97%, 3/21/2014 (a)	50,000	50,086

		164,415

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.5%
Texas Instruments, Inc. 0.65%, 5/15/2013 (a)	50,000	50,159

TEXTILES, APPAREL & LUXURY GOODS — 0.2%
VF Corp. 1.22%, 8/23/2013 (a)	15,000	15,000

TOTAL CORPORATE BONDS & NOTES —
(Cost $8,868,777)		8,924,230

See accompanying notes to financial statements.

SPDR Barclays Capital Investment Grade Floating Rate ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS — 1.1%
REGIONAL (STATE/PROVINCE) — 1.1%
Province of Ontario Canada 0.62%, 4/1/2015 (a) (Cost $99,976)	$100,000	$99,924

	Shares
SHORT TERM INVESTMENTS — 5.0%
MONEY MARKET FUNDS — 5.0%
State Street Navigator Securities Lending Prime Portfolio (d)(e)	395,678	395,678
State Street Institutional Liquid Reserves Fund 0.20% (e)(f)	61,364	61,364

TOTAL SHORT TERM INVESTMENTS — (g)
(Cost $457,042)		457,042

TOTAL INVESTMENTS — 104.2% (h)
(Cost $9,425,795)		9,481,196
OTHER ASSETS & LIABILITIES — (4.2)%		(383,189)

NET ASSETS — 100.0%		$9,098,007

(a)	Variable rate security. Rate shown is rate in effect at June 30, 2012. Maturity date disclosed is the ultimate maturity.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 26.3% of net assets as of June 30, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	A portion of the security was on loan at June 30, 2012.
(d)	Investments of cash collateral for securities loaned.
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	Value is determined based on Level 1 inputs. (Note 2)
(h)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)
PLC = Public Limited Company

See accompanying notes to financial statements.

SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount	Value

CORPORATE BONDS & NOTES — 96.9%
AUSTRIA — 1.2%
OGX Austria GmbH 8.50%, 6/1/2018 (a)	200,000	$178,000

BERMUDA — 2.8%
CBQ Finance, Ltd. 5.00%, 11/18/2014 (a)	100,000	105,868
Digicel Group, Ltd. 8.88%, 1/15/2015 (a)	100,000	101,000
Qtel International Finance, Ltd. 4.75%, 2/16/2021 (a)	200,000	213,000

		419,868

BRAZIL — 4.8%
Banco Bradesco SA 4.10%, 3/23/2015 (a)	150,000	156,975
Banco Santander Brasil SA 4.63%, 2/13/2017 (a)	200,000	197,000
Centrais Eletricas Brasileiras SA 5.75%, 10/27/2021 (a)	200,000	218,600
Hypermarcas SA 6.50%, 4/20/2021 (a)	150,000	144,000

		716,575

BRITISH VIRGIN ISLANDS — 5.5%
CNOOC Finance 2011, Ltd. 4.25%, 1/26/2021 (a)	200,000	214,062
CNPC General Capital, Ltd. 2.75%, 4/19/2017 (a)	200,000	201,675
Gerdau Trade, Inc. 5.75%, 1/30/2021 (a)	200,000	207,300
Sinopec Group Overseas Development 2012, Ltd. 2.75%, 5/17/2017 (a)	200,000	203,388

		826,425

CANADA — 0.7%
Novelis, Inc. 8.75%, 12/15/2020	100,000	107,750

CAYMAN ISLANDS — 18.2%
ADCB Finance Cayman, Ltd. 4.75%, 10/8/2014 (a)	100,000	105,900
Braskem Finance Ltd. 5.75%, 4/15/2021 (a)	200,000	205,500
Fibria Overseas Finance, Ltd. 7.50%, 5/4/2020 (a)	100,000	103,500
Hutchison Whampoa International 11, Ltd.:
3.50%, 1/13/2017 (a)	200,000	207,381
4.63%, 1/13/2022 (a)	200,000	209,654
IPIC GMTN Ltd. 5.00%, 11/15/2020 (a)	300,000	320,250
Kuwait Projects Co. 9.38%, 7/15/2020	100,000	110,880
Petrobras International Finance Co.:
3.50%, 2/6/2017	500,000	513,242
5.38%, 1/27/2021	100,000	107,777
6.75%, 1/27/2041	150,000	175,948
Vale Overseas, Ltd.:
6.25%, 1/23/2017	300,000	341,188
6.88%, 11/21/2036	150,000	173,993
Voto-Votorantim Overseas Trading Operations NV 6.63%, 9/25/2019 (a)	150,000	163,125

		2,738,338

CHILE — 2.7%
Corp Nacional del Cobre de Chile:
3.75%, 11/4/2020 (a)	100,000	104,289
3.88%, 11/3/2021 (a)	100,000	105,188
5.63%, 9/21/2035 (a)	75,000	87,704
Empresa Nacional del Petroleo 4.75%, 12/6/2021 (a)	100,000	104,477

		401,658

COLOMBIA — 0.8%
Ecopetrol SA 7.63%, 7/23/2019	100,000	126,000

INDIA — 1.3%
ICICI Bank, Ltd. 4.75%, 11/25/2016 (a)	200,000	198,204

INDONESIA — 1.3%
Pertamina Persero PT 6.00%, 5/3/2042 (a)	200,000	198,000

IRELAND — 3.1%
AK Transneft OJSC Via TransCapitalInvest, Ltd. 5.67%, 3/5/2014 (a)	150,000	157,912
Bank of Moscow via BOM Capital PL 6.70%, 3/11/2015 (a)	100,000	103,500
Gazprombank OJSC Via GPB Eurobond Finance PLC 6.50%, 9/23/2015	100,000	104,373
RZD Capital, Ltd. 5.74%, 4/3/2017	100,000	106,743

		472,528

ISRAEL — 1.4%
Israel Electric Corp., Ltd. 6.70%, 2/10/2017 (a)	200,000	207,225

KAZAKHSTAN — 2.4%
KazMunayGas National Co. 11.75%, 1/23/2015 (a)	300,000	356,985

LUXEMBOURG — 8.2%
CSN Resources SA 6.50%, 7/21/2020 (a)	100,000	108,330
Gazprom OAO Via Gaz Capital SA:
7.29%, 8/16/2037 (a)	100,000	113,500
9.25%, 4/23/2019 (a)	300,000	374,187
Russian Agricultural Bank OJSC Via RSHB Capital SA 9.00%, 6/11/2014 (a)	100,000	110,007
TNK-BP Finance SA 7.50%, 7/18/2016 (a)	200,000	222,260
VTB Bank OJSC Via VTB Capital SA 6.00%, 4/12/2017 (a)	300,000	304,500

		1,232,784

See accompanying notes to financial statements.

SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

MALAYSIA — 1.3%
Petronas Capital, Ltd. 5.25%, 8/12/2019 (a)	175,000	$201,101

MEXICO — 9.6%
America Movil SAB de CV 5.00%, 3/30/2020	425,000	482,649
Grupo Bimbo SAB de CV 4.50%, 1/25/2022 (a)	100,000	106,380
Grupo Televisa SA 6.63%, 3/18/2025	100,000	122,455
Petroleos Mexicanos:
5.50%, 1/21/2021	550,000	621,500
6.50%, 6/2/2041 (a)	100,000	116,750

		1,449,734

NETHERLANDS — 6.5%
Lukoil International Finance BV:
6.13%, 11/9/2020 (a)	200,000	209,740
6.38%, 11/5/2014 (a)	100,000	107,259
Majapahit Holding BV 7.75%, 1/20/2020 (a)	400,000	477,000
VimpelCom Holdings BV 7.50%, 3/1/2022 (a)	200,000	187,888

		981,887

PERU — 0.7%
Banco de Credito del Peru 4.75%, 3/16/2016 (a)	100,000	102,750

QATAR — 1.8%
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.50%, 9/30/2014 (a)(b)	250,000	269,375

SINGAPORE — 1.0%
DBS Bank Ltd. 2.38%, 9/14/2015	150,000	153,915

SOUTH KOREA — 5.5%
Hana Bank 4.50%, 10/30/2015 (a)	200,000	211,919
Hyundai Capital Services, Inc. 3.50%, 9/13/2017 (a)	200,000	201,687
Korea National Oil Corp. 3.13%, 4/3/2017 (a)	200,000	203,944
Korea Western Power Co., Ltd. 3.13%, 5/10/2017 (a)	200,000	204,025

		821,575

SPAIN — 1.5%
Cemex Espana Luxembourg 9.88%, 4/30/2019 (a)	250,000	221,562

TURKEY — 0.7%
Akbank TAS 5.13%, 7/22/2015 (a)	100,000	101,880

UNITED ARAB EMIRATES — 5.0%
Abu Dhabi National Energy Co.:
5.88%, 10/27/2016 (a)	100,000	111,750
5.88%, 12/13/2021 (a)	250,000	276,562
DP World Ltd. 6.85%, 7/2/2037 (a)	150,000	147,375
Dubai Electricity & Water Authority 7.38%, 10/21/2020 (a)	100,000	109,500
National Bank of Abu Dhabi PJSC 4.50%, 9/11/2014	100,000	105,250

		750,437

UNITED KINGDOM — 1.2%
Vedanta Resources PLC 6.75%, 6/7/2016 (a)	200,000	188,240

UNITED STATES — 5.1%
Atlantic Finance, Ltd. 10.75%, 5/27/2014 (a)	100,000	108,646
JBS USA LLC/JBS USA Finance, Inc. 8.25%, 2/1/2020 (a)	100,000	97,250
Reliance Holdings USA, Inc. 4.50%, 10/19/2020 (a)	250,000	234,946
Southern Copper Corp. 6.75%, 4/16/2040	150,000	158,844
Teva Pharmaceutical Finance Co. BV 2.40%, 11/10/2016	100,000	103,321
Teva Pharmaceutical Finance Co. LLC 6.15%, 2/1/2036	50,000	64,970

		767,977

VENEZUELA — 2.6%
Petroleos de Venezuela SA:
5.38%, 4/12/2027	100,000	56,250
8.50%, 11/2/2017 (a)	200,000	162,500
9.00%, 11/17/2021 (a)	100,000	72,700
12.75%, 2/17/2022 (a)	100,000	94,000

		385,450

TOTAL CORPORATE BONDS & NOTES —
(Cost $14,608,292)		14,576,223

	Shares
SHORT TERM INVESTMENT — 1.6%
MONEY MARKET FUND — 1.6%
State Street Institutional Liquid Reserves Fund 0.20% (c)(d)(e) (Cost $233,694)	233,694	233,694

TOTAL INVESTMENTS — 98.5% (f)
(Cost $14,841,986)		14,809,917
OTHER ASSETS & LIABILITIES — 1.5%		230,852

NET ASSETS — 100.0%		$15,040,769

See accompanying notes to financial statements.

SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 72.1% of net assets as of June 30, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. (Note 2)
(c)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	Value is determined based on Level 1 inputs. (Note 2)
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR BofA Merrill Lynch Crossover Corporate Bond ETF
SCHEDULE OF INVESTMENTS
June 30, 2012

	Principal
Security Description	Amount	Value

CORPORATE BONDS & NOTES — 98.2%
AEROSPACE & DEFENSE — 0.8%
Bombardier, Inc. 7.75%, 3/15/2020 (a)	$75,000	$83,437

AIRLINES — 1.1%
Delta Air Lines 2009-1 Class A Pass Through Trust 7.75%, 6/17/2021 (b)	41,064	46,608
UAL 2009-1 Pass Through Trust 10.40%, 5/1/2018	54,603	62,319

		108,927

BEVERAGES — 1.0%
SABMiller Holdings, Inc. 1.85%, 1/15/2015 (a)	100,000	101,428

BUILDING PRODUCTS — 2.0%
Building Materials Corp. of America 6.75%, 5/1/2021 (a)	50,000	53,500
Lafarge SA 7.13%, 7/15/2036	50,000	49,500
Masco Corp. 5.95%, 3/15/2022	100,000	102,939

		205,939

CHEMICALS — 2.1%
LyondellBasell Industries NV 5.00%, 4/15/2019 (a)	100,000	104,875
The Dow Chemical Co. 4.25%, 11/15/2020	100,000	108,487

		213,362

COMMERCIAL BANKS — 1.0%
Royal Bank of Scotland Group PLC 5.00%, 11/12/2013	100,000	100,060

COMMERCIAL SERVICES & SUPPLIES — 1.3%
ERAC USA Finance LLC 7.00%, 10/15/2037 (a)	50,000	60,272
RR Donnelley & Sons Co. 8.25%, 3/15/2019	75,000	73,500

		133,772

COMPUTERS & PERIPHERALS — 0.5%
Fidelity National Information Services, Inc. 5.00%, 3/15/2022 (a)	50,000	50,875

CONSUMER FINANCE — 1.0%
SLM Corp. 6.25%, 1/25/2016	100,000	105,000

CONTAINERS & PACKAGING — 1.6%
Ball Corp. 5.00%, 3/15/2022	75,000	78,000
Sealed Air Corp. 8.13%, 9/15/2019 (a)	75,000	83,625

		161,625

DIVERSIFIED FINANCIAL SERVICES — 6.2%
Bank of America Corp. 5.42%, 3/15/2017	100,000	103,544
Capital One Financial Corp. 2.15%, 3/23/2015	100,000	100,780
Citigroup, Inc. 4.88%, 5/7/2015	100,000	102,580
Ford Motor Credit Co. LLC 4.25%, 2/3/2017	150,000	157,234
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/2018	100,000	106,250
International Lease Finance Corp. 5.88%, 4/1/2019	50,000	50,048

		620,436

DIVERSIFIED TELECOMMUNICATION SERVICES — 5.8%
CenturyLink, Inc. 5.80%, 3/15/2022	100,000	99,550
Deutsche Telekom International Finance BV 2.25%, 3/6/2017 (a)	100,000	98,812
Frontier Communications Corp. 8.50%, 4/15/2020	125,000	132,500
Sprint Nextel Corp. 7.00%, 3/1/2020 (a)	100,000	104,000
UPCB Finance VI Ltd. 6.88%, 1/15/2022 (a)	75,000	76,500
Virgin Media Finance PLC 5.25%, 2/15/2022	75,000	76,688

		588,050

ELECTRIC UTILITIES — 8.7%
Calpine Corp. 7.88%, 1/15/2023 (a)	100,000	109,000
CMS Energy Corp. 4.25%, 9/30/2015	75,000	77,976
Dominion Resources Inc/VA 1.95%, 8/15/2016	75,000	76,428
Enel Finance International NV 6.00%, 10/7/2039 (a)	50,000	39,253
Exelon Generation Co. LLC 6.20%, 10/1/2017	75,000	86,468
FirstEnergy Solutions Corp. 4.80%, 2/15/2015	100,000	106,157
NRG Energy, Inc. 7.63%, 1/15/2018	100,000	103,500
PG&E Corp. 5.75%, 4/1/2014	75,000	80,697
Southwestern Electric Power Co. 5.55%, 1/15/2017	75,000	84,834
The AES Corp. 7.38%, 7/1/2021 (a)	100,000	111,250

		875,563

FOOD & STAPLES RETAILING — 1.2%
CVS Caremark Corp. 5.75%, 6/1/2017	100,000	118,099

FOOD PRODUCTS — 2.7%
Kellogg Co. 1.13%, 5/15/2015	75,000	75,361
Kraft Foods, Inc. 5.38%, 2/10/2020	100,000	118,335
The Kroger Co. 3.90%, 10/1/2015	75,000	80,906

		274,602

See accompanying notes to financial statements.

SPDR BofA Merrill Lynch Crossover Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

HEALTH CARE PROVIDERS & SERVICES — 2.7%
Fresenius Medical Care US Finance II, Inc. 5.63%, 7/31/2019 (a)	$100,000	$104,250
HCA, Inc. 7.25%, 9/15/2020	150,000	165,000

		269,250

HOTELS, RESTAURANTS & LEISURE — 1.9%
MGM Resorts International 9.00%, 3/15/2020	100,000	111,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Series 1 7.75%, 8/15/2020	75,000	83,062

		194,062

HOUSEHOLD DURABLES — 0.8%
Centex Corp. 6.50%, 5/1/2016	75,000	81,000

HOUSEHOLD PRODUCTS — 1.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.88%, 8/15/2019 (a)	100,000	108,250

INSURANCE — 3.9%
American International Group, Inc.:
3.80%, 3/22/2017	100,000	101,939
6.25%, 5/1/2036	50,000	57,668
Hartford Financial Services Group, Inc. 6.63%, 4/15/2042	50,000	51,501
Liberty Mutual Group, Inc. 4.95%, 5/1/2022 (a)	75,000	74,535
Prudential Financial, Inc. 5.10%, 9/20/2014	100,000	107,187

		392,830

LEISURE EQUIPMENT & PRODUCTS — 0.8%
Royal Caribbean Cruises, Ltd. 6.88%, 12/1/2013	75,000	79,163

MACHINERY — 0.6%
Case New Holland, Inc. 7.88%, 12/1/2017	50,000	57,750

MEDIA — 10.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 6.63%, 1/31/2022	100,000	107,000
Comcast Corp. 5.15%, 3/1/2020	100,000	116,089
Cox Communications, Inc. 5.45%, 12/15/2014	50,000	55,019
CSC Holdings LLC 6.75%, 11/15/2021 (a)	100,000	106,500
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.80%, 3/15/2022	100,000	101,129
DISH DBS Corp. 5.88%, 7/15/2022 (a)	100,000	101,000
Historic TW, Inc. 6.63%, 5/15/2029	100,000	119,928
NBCUniversal Media LLC 5.15%, 4/30/2020	50,000	57,404
News America, Inc. 4.50%, 2/15/2021	75,000	82,226
Time Warner Cable, Inc. 4.00%, 9/1/2021	100,000	105,085
Viacom, Inc. 6.88%, 4/30/2036	50,000	64,737

		1,016,117

METALS & MINING — 4.2%
ArcelorMittal 4.50%, 2/25/2017	100,000	98,471
Barrick Gold Corp. 3.85%, 4/1/2022	100,000	103,532
FMG Resources August 2006 Pty Ltd. 6.88%, 4/1/2022 (a)	100,000	100,750
Teck Resources Ltd. 5.20%, 3/1/2042	50,000	47,906
United States Steel Corp. 6.05%, 6/1/2017	75,000	72,938

		423,597

OFFICE ELECTRONICS — 0.5%
Xerox Corp. 4.50%, 5/15/2021	50,000	51,885

OIL, GAS & CONSUMABLE FUELS — 19.0%
Anadarko Petroleum Corp. 6.38%, 9/15/2017	75,000	87,123
Canadian Natural Resources, Ltd. 5.70%, 5/15/2017	75,000	87,750
Chesapeake Energy Corp. 6.63%, 8/15/2020	125,000	123,750
Concho Resources, Inc. 8.63%, 10/1/2017	75,000	82,687
Consol Energy, Inc. 8.00%, 4/1/2017	75,000	77,813
Denbury Resources, Inc. 8.25%, 2/15/2020	75,000	82,125
Devon Energy Corp. 3.25%, 5/15/2022	75,000	76,304
Encana Corp. 5.90%, 12/1/2017	75,000	85,491
Energy Transfer Equity LP 7.50%, 10/15/2020	75,000	82,313
Energy Transfer Partners LP 6.50%, 2/1/2042	50,000	53,582
Enterprise Products Operating LLC 5.20%, 9/1/2020	100,000	114,407
Kinder Morgan Energy Partners LP 3.95%, 9/1/2022	100,000	101,311
Newfield Exploration Co. 7.13%, 5/15/2018	75,000	79,406
NGPL PipeCo LLC 7.12%, 12/15/2017 (a)	75,000	75,000
Peabody Energy Corp. 6.00%, 11/15/2018 (a)	100,000	99,500
Pioneer Natural Resources Co. 6.65%, 3/15/2017	75,000	87,110
Range Resources Corp. 5.00%, 8/15/2022	50,000	49,375

See accompanying notes to financial statements.

SPDR BofA Merrill Lynch Crossover Corporate Bond ETF
SCHEDULE OF INVESTMENTS (continued)
June 30, 2012

	Principal
Security Description	Amount	Value

Rockies Express Pipeline LLC 6.85%, 7/15/2018 (a)	$100,000	$98,000
Suncor Energy, Inc. 6.10%, 6/1/2018	75,000	88,827
Tennessee Gas Pipeline Co. 7.00%, 3/15/2027	100,000	125,298
Transocean, Inc. 6.80%, 3/15/2038	50,000	56,218
Weatherford International, Ltd./Bermuda 5.95%, 4/15/2042	50,000	52,595
Western Gas Partners LP 4.00%, 7/1/2022	50,000	50,000

		1,915,985

PAPER & FOREST PRODUCTS — 0.6%
International Paper Co. 7.95%, 6/15/2018	50,000	63,006

PHARMACEUTICALS — 1.9%
Express Scripts Holding Co. 2.65%, 2/15/2017 (a)	100,000	101,737
Mylan, Inc. 7.88%, 7/15/2020 (a)	75,000	84,094

		185,831

REAL ESTATE — 2.2%
BioMed Realty LP 4.25%, 7/15/2022	50,000	49,958
Host Hotels & Resorts LP 5.88%, 6/15/2019	75,000	81,000
Weyerhaeuser Co. 7.38%, 10/1/2019	75,000	88,646

		219,604

ROAD & RAIL — 0.8%
Norfolk Southern Corp. 3.25%, 12/1/2021	75,000	77,525

SPECIALTY RETAIL — 2.8%
AmeriGas Partners LP/AmeriGas Finance Corp. 6.25%, 8/20/2019	75,000	75,375
JC Penney Corp, Inc. 7.95%, 4/1/2017	50,000	50,000
Ltd Brands, Inc. 5.63%, 2/15/2022	100,000	103,000
QVC, Inc. 7.50%, 10/1/2019 (a)	50,000	55,500

		283,875

THRIFTS & MORTGAGE FINANCE — 1.0%
Amsouth Bank/Birmingham AL 5.20%, 4/1/2015	100,000	102,000

TOBACCO — 1.0%
Altria Group, Inc. 9.70%, 11/10/2018	75,000	103,783

TRANSPORTATION INFRASTRUCTURE — 1.5%
Burlington Northern Santa Fe LLC 3.45%, 9/15/2021	100,000	104,627
CSX Corp. 4.40%, 3/1/2043	50,000	48,466

		153,093

WIRELESS TELECOMMUNICATION SERVICES — 3.8%
Embarq Corp. 7.08%, 6/1/2016	100,000	114,454
Telecom Italia Capital SA 7.18%, 6/18/2019	75,000	74,625
Telefonica Emisiones SAU 3.99%, 2/16/2016	100,000	89,398
Windstream Corp. 7.88%, 11/1/2017	100,000	109,000

		387,477

TOTAL CORPORATE BONDS & NOTES —
(Cost $9,824,625)		9,907,258

	Shares
SHORT TERM INVESTMENT — 0.4%
MONEY MARKET FUND — 0.4%
State Street Institutional Liquid Reserves Fund 0.20% (c)(d)(e) (Cost $42,182)	42,182	42,182

TOTAL INVESTMENTS — 98.6% (f)
(Cost $9,866,807)		9,949,440
OTHER ASSETS & LIABILITIES — 1.4%		145,333

NET ASSETS — 100.0%		$10,094,773

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 21.7% of net assets as of June 30, 2012, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Security is valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. (Note 2)
(c)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 3)
(d)	The rate shown is the annualized seven-day yield at period end.
(e)	Value is determined based on Level 1 inputs. (Note 2)
(f)	Unless otherwise indicated, the values of the securities of the Fund are determined based on Level 2 inputs. (Note 2)
PLC = Public Limited Company

See accompanying notes to financial statements.

SPDR SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2012

									SPDR Barclays
				SPDR Barclays			SPDR Barclays		Capital	SPDR Barclays
			SPDR Barclays	Capital	SPDR Barclays	SPDR Barclays	Capital	SPDR Barclays	Issuer	Capital
		SPDR Barclays	Capital	Intermediate	Capital	Capital	Intermediate	Capital	Scored	Convertible
	SPDR Barclays	Capital	Short Term Treasury	Term Treasury	Long Term Treasury	Short Term Corporate	Term Corporate	Long Term Corporate	Corporate	Securities
	Capital 1-3 Month T-Bill ETF	TIPS ETF	ETF	ETF	ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	ETF

ASSETS
Investments in securities of unaffiliated issuers, at value* (Note 2)	$1,538,747,646	$728,099,012	$5,971,553	$194,749,193	$64,211,575	$1,081,545,629	$274,192,561	$85,784,943	$21,832,641	$779,040,994
Investments in securities of affiliated issuers, at value (Note 3)	343,929	31,400,229	49,075	14,773,101	1,795,375	37,784,863	17,602,295	2,678,091	323,331	80,517,495

Total Investments	1,539,091,575	759,499,241	6,020,628	209,522,294	66,006,950	1,119,330,492	291,794,856	88,463,034	22,155,972	859,558,489
Receivable for investments sold	724,219,669	8,756,773	178,641	5,472,297	965,831	—	—	—	—	4,354,827
Receivable for fund shares sold	—	—	—	—	—	3,034,673	—	8,042,113	—	—
Dividends receivable	—	—	—	—	—	—	—	—	—	920,289
Interest receivable — unaffiliated issuers	—	4,155,462	30,453	1,109,262	589,774	12,140,685	3,238,133	1,224,949	263,970	2,802,892
Interest receivable — affiliated issuers	23,055	2,826	11	1,570	157	3,237	2,464	361	37	30,477

TOTAL ASSETS	2,263,334,299	772,414,302	6,229,733	216,105,423	67,562,712	1,134,509,087	295,035,453	97,730,457	22,419,979	867,666,974

LIABILITIES
Payable upon return of securities loaned	—	31,170,780	31,581	14,463,796	1,764,865	—	13,566,242	2,107,870	—	78,566,992
Payable for investments purchased	700,741,009	8,146,542	178,094	5,402,581	947,269	28,965,754	147,874	7,779,287	—	5,259,000
Payable for fund shares repurchased	22,908,964	—	—	—	—	—	—	—	—	—
Accrued advisory fee (Note 3)	167,958	111,605	592	22,192	6,502	110,733	33,482	9,488	2,937	259,381
Accrued trustees’ fees and expenses (Note 3)	3,946	900	27	413	75	333	334	86	26	1,264

TOTAL LIABILITIES	723,821,877	39,429,827	210,294	19,888,982	2,718,711	29,076,820	13,747,932	9,896,731	2,963	84,086,637

NET ASSETS	$1,539,512,422	$732,984,475	$6,019,439	$196,216,441	$64,844,001	$1,105,432,267	$281,287,521	$87,833,726	$22,417,016	$783,580,337

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$1,539,869,669	$672,219,909	$6,000,000	$186,271,497	$62,223,489	$1,104,472,992	$270,549,850	$81,538,130	$21,423,491	$831,481,420
Undistributed (distribution in excess of) net investment income	(372,162)	3,130,361	1,866	76,299	11,860	886,001	270,902	183,854	61,314	7,917,235
Accumulated net realized gain (loss) on investments	(125)	(1,977,671)	492	798,111	(389,697)	545,895	323,370	157,696	38,649	(30,012,566)
Net unrealized appreciation (depreciation) on:
Investments	15,040	59,611,876	17,081	9,070,534	2,998,349	(472,621)	10,143,399	5,954,046	893,562	(25,805,752)

NET ASSETS	$1,539,512,422	$732,984,475	$6,019,439	$196,216,441	$64,844,001	$1,105,432,267	$281,287,521	$87,833,726	$22,417,016	$783,580,337

NET ASSET VALUE PER SHARE
Net asset value per share	$45.82	$59.59	$30.10	$61.31	$72.05	$30.37	$33.89	$39.92	$32.02	$37.67

Shares outstanding (unlimited amount authorized, $0.01 par value)	33,600,461	12,300,225	200,000	3,200,168	900,000	36,400,000	8,300,072	2,200,000	700,000	20,800,000

COST OF INVESTMENTS:
Unaffiliated issuers	$1,538,732,606	$668,487,136	$5,954,472	$185,678,659	$61,213,226	$1,082,018,250	$264,049,162	$79,830,897	$20,939,079	$804,846,746
Affiliated issuers	343,929	31,400,229	49,075	14,773,101	1,795,375	37,784,863	17,602,295	2,678,091	323,331	80,517,495

Total cost of investments	$1,539,076,535	$699,887,365	$6,003,547	$200,451,760	$63,008,601	$1,119,803,113	$281,651,457	$82,508,988	$21,262,410	$885,364,241

* Includes investments in securities on loan, at value	$—	$30,451,288	$30,961	$14,136,566	$1,707,248	$—	$13,275,144	$2,049,698	$—	$77,679,255

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (continued)
June 30, 2012

				SPDR Nuveen
	SPDR Barclays		SPDR Nuveen	Barclays		SPDR Nuveen			SPDR Nuveen
	Capital	SPDR Barclays	Barclays	Capital	SPDR Nuveen	Barclays	SPDR Nuveen	SPDR Nuveen	Barclays	SPDR DB International
	Mortgage	Capital	Capital	California	Barclays	Capital	S&P VRDO	S&P High Yield	Capital	Government
	Backed	Aggregate	Municipal	Municipal	Capital New York Municipal	Short Term Municipal	Municipal	Municipal	Build America	Inflation-Protected
	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF

ASSETS
Investments in securities of unaffiliated issuers, at value* (Note 2)	$38,654,431	$593,112,950	$1,124,227,153	$84,393,862	$28,120,397	$1,522,697,555	$14,407,000	$94,310,477	$100,870,836	$1,259,109,904
Investments in securities of affiliated issuers, at value (Note 3)	38,609,848	212,781,096	5,402,072	2,176,895	108,090	2,902,320	598,164	2,457,747	—	1,444,178

Total Investments	77,264,279	805,894,046	1,129,629,225	86,570,757	28,228,487	1,525,599,875	15,005,164	96,768,224	100,870,836	1,260,554,082
Foreign currency, at value	—	—	—	—	—	—	—	—	—	2,439,452
Receivable for investments sold	—	3,543,445	3,232,242	—	—	—	—	—	—	—
Interest receivable — unaffiliated issuers	62,017	3,601,688	13,732,125	927,091	333,245	18,333,907	4,970	1,273,322	1,410,096	11,288,154
Interest receivable — affiliated issuers	6,461	34,177	—	—	—	—	—	—	314	164
Due from Investment Adviser	—	24,988	66,141	—	—	—	—	3,681	—	—

TOTAL ASSETS	77,332,757	813,098,344	1,146,659,733	87,497,848	28,561,732	1,543,933,782	15,010,134	98,045,227	102,281,246	1,274,281,852

LIABILITIES
Payable upon return of securities loaned	—	30,686,955	—	—	—	—	—	—	—	—
Payable for when issued/delayed securities	38,570,354	180,092,758	—	2,290,470	—	—	—	1,962,060	—	—
Payable for investments purchased	—	4,750,936	10,784,871	—	—	4,374,926	—	764,472	118,493	—
Due to custodian	—	—	—	—	—	—	—	—	55,789	—
Deferred income for dollar rolls	10,381	42,031	—	—	—	—	—	—	—	—
Accrued advisory fee (Note 3)	6,349	90,337	276,927	13,967	4,682	252,026	2,460	35,711	29,238	515,237
Accrued trustees’ fees and expenses (Note 3)	64	392	1,571	130	45	2,410	19	60	46	2,299

TOTAL LIABILITIES	38,587,148	215,663,409	11,063,369	2,304,567	4,727	4,629,362	2,479	2,762,303	203,566	517,536

NET ASSETS	$38,745,609	$597,434,935	$1,135,596,364	$85,193,281	$28,557,005	$1,539,304,420	$15,007,655	$95,282,924	$102,077,680	$1,273,764,316

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$38,296,876	$577,915,112	$1,062,025,752	$77,586,883	$26,808,885	$1,509,367,917	$15,006,574	$89,267,761	$95,239,269	$1,255,289,629
Undistributed (distribution in excess of) net investment income	(10,381)	55,052	1,224,843	132,794	53,776	398,901	1,081	322,004	160,525	4,543,292
Accumulated net realized gain (loss) on investments and foreign currency transactions	405,051	1,658,790	7,417,748	963,431	159,968	1,635,574	—	410,624	(36,314)	(35,325,353)
Net unrealized appreciation (depreciation) on:
Investments	54,063	17,805,981	64,928,021	6,510,173	1,534,376	27,902,028	—	5,282,535	6,714,200	49,537,389
Foreign currency	—	—	—	—	—	—	—	—	—	(280,641)

NET ASSETS	$38,745,609	$597,434,935	$1,135,596,364	$85,193,281	$28,557,005	$1,539,304,420	$15,007,655	$95,282,924	$102,077,680	$1,273,764,316

NET ASSET VALUE PER SHARE
Net asset value per share	$27.68	$58.57	$24.16	$24.34	$23.80	$24.39	$30.02	$56.05	$60.05	$59.24

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,400,000	10,200,132	47,002,072	3,500,128	1,200,010	63,102,164	500,000	1,700,000	1,700,000	21,500,483

COST OF INVESTMENTS:
Unaffiliated issuers	$38,600,368	$575,306,969	$1,059,299,132	$77,883,689	$26,586,021	$1,494,795,527	$14,407,000	$89,027,942	$94,156,636	$1,209,572,515
Affiliated issuers	38,609,848	212,781,096	5,402,072	2,176,895	108,090	2,902,320	598,164	2,457,747	—	1,444,178

Total cost of investments	$77,210,216	$788,088,065	$1,064,701,204	$80,060,584	$26,694,111	$1,497,697,847	$15,005,164	$91,485,689	$94,156,636	$1,211,016,693

Foreign currency, at cost	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,378,776

* Includes investments in securities on loan, at value	$—	$29,997,576	$—	$—	$—	$—	$—	$—	$—	$—

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (continued)
June 30, 2012

	SPDR Barclays	SPDR Barclays	SPDR Barclays	SPDR Barclays			SPDR Barclays	SPDR BofA Merrill
	Capital	Capital	Capital	Capital		SPDR Barclays	Capital	Lynch Emerging	SPDR BofA Merrill
	Short Term International	International	International	Emerging	SPDR Barclays	Capital	Investment	Markets	Lynch Crossover
	Treasury	Treasury	Corporate	Markets	Capital	Short Term High	Grade Floating	Corporate	Corporate
	Bond ETF	Bond ETF	Bond ETF	Local Bond ETF	High Yield Bond ETF	Yield Bond ETF	Rate ETF	Bond ETF	Bond ETF

ASSETS
Investments in securities of unaffiliated issuers, at value* (Note 2)	$221,425,438	$1,837,354,511	$69,406,390	$189,139,281	$10,466,239,407	$130,674,085	$9,024,154	$14,576,223	$9,907,258
Investments in securities of affiliated issuers, at value (Note 3)	508,166	6,039,942	1,033	8,191,453	113,698,781	592,611	457,042	233,694	42,182

Total Investments	221,933,604	1,843,394,453	69,407,423	197,330,734	10,579,938,188	131,266,696	9,481,196	14,809,917	9,949,440
Cash	—	—	—	—	2,606,250	—	25,000	1,670,844	—
Foreign currency, at value	963,253	8,030,171	902,678	836,573	—	—	—	—	—
Receivable for investments sold	12,317,337	29,839,790	933,044	2,005,294	18,017,218	—	—	—	—
Receivable for fund shares sold	—	—	—	—	70,307,308	8,931,843	—	—	—
Unrealized appreciation on forward currency contracts	—	—	27,550	111,259	—	—	—	—	—
Interest receivable — unaffiliated issuers	2,420,217	23,043,221	1,380,215	3,136,803	207,460,657	2,690,266	13,414	233,296	146,320
Interest receivable — affiliated issuers	322	2,062	11	2,709	21,063	262	218	24	2
Due from Investment Adviser	—	—	—	—	—	—	—	—	334

TOTAL ASSETS	237,634,733	1,904,309,697	72,650,921	203,423,372	10,878,350,684	142,889,067	9,519,828	16,714,081	10,096,096

LIABILITIES
Payable upon return of securities loaned	460,144	5,711,554	—	4,442,300	—	—	395,678	—	—
Payable for investments purchased	8,062,856	34,934,575	1,395,156	1,864,381	91,786,793	8,884,591	25,000	1,670,844	—
Payable for when issued/delayed securities	—	—	—	—	2,606,250	—	—	—	—
Due to custodian	—	—	—	—	—	22	—	—	—
Unrealized depreciation on forward currency contracts	—	—	80,138	9,310	—	—	—	—	—
Payable for fund shares repurchased	3,522,048	—	—	—	—	—	—	—	—
Accrued advisory fee (Note 3)	66,164	735,347	31,682	77,674	3,410,922	38,742	1,117	2,462	1,319
Accrued trustees’ fees and expenses (Note 3)	426	2,752	93	188	11,973	142	26	6	4

TOTAL LIABILITIES	12,111,638	41,384,228	1,507,069	6,393,853	97,815,938	8,923,497	421,821	1,673,312	1,323

NET ASSETS	$225,523,095	$1,862,925,469	$71,143,852	$197,029,519	$10,780,534,746	$133,965,570	$9,098,007	$15,040,769	$10,094,773

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$234,786,905	$1,821,080,950	$73,917,981	$200,004,768	$10,769,063,560	$134,698,312	$9,030,831	$15,056,183	$10,000,000
Undistributed (distribution in excess of) net investment income	(4,805,372)	(936,513)	190,163	3,036,014	22,117,881	528,409	10,827	16,655	12,013
Accumulated net realized gain (loss) on investments and foreign currency transactions	(414,849)	(9,610,008)	(161,909)	(36,001)	(7,368,389)	(30,502)	948	—	127
Net unrealized appreciation (depreciation) on:
Investments	(4,056,355)	52,746,640	(2,734,450)	(5,996,662)	(3,278,306)	(1,230,649)	55,401	(32,069)	82,633
Foreign currency	12,766	(355,600)	(67,933)	21,400	—	—	—	—	—

NET ASSETS	$225,523,095	$1,862,925,469	$71,143,852	$197,029,519	$10,780,534,746	$133,965,570	$9,098,007	$15,040,769	$10,094,773

NET ASSET VALUE PER SHARE
Net asset value per share	$35.80	$59.14	$32.34	$30.79	$39.16	$29.77	$30.33	$30.08	$25.24

Shares outstanding (unlimited amount authorized, $0.01 par value)	6,300,000	31,500,019	2,200,000	6,400,000	275,323,812	4,500,000	300,000	500,000	400,000

COST OF INVESTMENTS:
Unaffiliated issuers	$225,481,793	$1,784,607,871	$72,140,840	$195,135,943	$10,469,517,713	$131,904,734	$8,968,753	$14,608,292	$9,824,625
Affiliated issuers	508,166	6,039,942	1,033	8,191,453	113,698,781	592,611	457,042	233,694	42,182

Total cost of investments	$225,989,959	$1,790,647,813	$72,141,873	$203,327,396	$10,583,216,494	$132,497,345	$9,425,795	$14,841,986	$9,866,807

Foreign currency, at cost	$959,823	$8,030,171	$900,360	$836,729	$—	$—	$—	$—	$—

* Includes investments in securities on loan, at value	$427,913	$5,645,730	$—	$4,309,988	$—	$—	$387,862	$—	$—

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2012

									SPDR Barclays
				SPDR Barclays			SPDR Barclays		Capital	SPDR Barclays
			SPDR Barclays	Capital	SPDR Barclays	SPDR Barclays	Capital	SPDR Barclays	Issuer	Capital
		SPDR Barclays	Capital	Intermediate	Capital	Capital	Intermediate	Capital	Scored	Convertible
	SPDR Barclays	Capital	Short Term Treasury	Term Treasury	Long Term Treasury	Short Term Corporate	Term Corporate	Long Term Corporate	Corporate	Securities
	Capital 1-3 Month T-Bill ETF	TIPS ETF	ETF (1)	ETF	ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	ETF

INVESTMENT INCOME
Interest income on securities of unaffiliated issuers* (Note 2)	$450,174	$16,367,009	$15,994	$4,013,962	$1,346,267	$9,874,047	$7,867,710	$3,160,987	$689,329	$(3,626,198)
Interest income on securities of affiliated issuers (Note 3)	1,065	1,759	34	2,251	315	12,423	2,150	754	550	6,201
Dividend income (Note 2)	—	—	—	—	—	—	—	—	—	13,998,043
Affiliated securities lending — net (Note 3 and Note 8)	345,510	34,208	5	42,065	7,695	—	23,555	9,166	5	377,204

TOTAL INVESTMENT INCOME	796,749	16,402,976	16,033	4,058,278	1,354,277	9,886,470	7,893,415	3,170,907	689,884	10,755,250

EXPENSES
Advisory fee (Note 3)	2,211,016	1,077,751	4,197	289,066	61,071	710,856	339,288	92,947	29,904	3,130,557
Trustees’ fees and expenses (Note 3)	42,658	12,632	57	5,286	904	9,510	5,009	1,205	366	19,802
Miscellaneous expenses	3	1	—	343	142	222	60	—	—	769

TOTAL EXPENSES	2,253,677	1,090,384	4,254	294,695	62,117	720,588	344,357	94,152	30,270	3,151,128

NET INVESTMENT INCOME (LOSS)	(1,456,928)	15,312,592	11,779	3,763,583	1,292,160	9,165,882	7,549,058	3,076,755	659,614	7,604,122

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	96,661	12,842,797	492	3,892,875	4,766,278	1,656,152	483,806	191,607	38,649	15,447,903
Net change in unrealized appreciation (depreciation) on:
Investments	2,669	33,373,503	17,081	3,458,846	3,646,359	(2,643,868)	6,208,322	5,249,857	770,608	(78,948,329)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	99,330	46,216,300	17,573	7,351,721	8,412,637	(987,716)	6,692,128	5,441,464	809,257	(63,500,426)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(1,357,598)	$61,528,892	$29,352	$11,115,304	$9,704,797	$8,178,166	$14,241,186	$8,518,219	$1,468,871	$(55,896,304)

*	Includes all amortization of premium and accretion of market discount. A Fund may treat amortization or accretion differently for tax purposes.
(1)	For the period November 30, 2011 (commencement of operations) to June 30, 2012.

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF OPERATIONS (continued)
For the Year Ended June 30, 2012

				SPDR Nuveen
	SPDR Barclays		SPDR Nuveen	Barclays	SPDR Nuveen	SPDR Nuveen			SPDR Nuveen
	Capital	SPDR Barclays	Barclays	Capital	Barclays	Barclays			Barclays	SPDR DB International
	Mortgage	Capital	Capital	California	Capital New York	Capital	SPDR Nuveen	SPDR Nuveen	Capital	Government
	Backed	Aggregate	Municipal	Municipal	Municipal	Short Term Municipal	S&P VRDO Municipal	S&P High Yield Municipal	Build America	Inflation-Protected
	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF	Bond ETF

INVESTMENT INCOME
Interest income on securities of unaffiliated issuers* (Note 2)	$535,234	$7,859,225	$33,285,852	$2,997,948	$930,318	$22,125,363	$90,682	$3,501,866	$2,510,653	$61,898,083
Interest income on securities of affiliated issuers (Note 3)	60,168	190,042	1	1	—	—	—	—	1,031	6,428
Affiliated securities lending — net (Note 3 and Note 8)	—	37,778	—	—	—	—	—	—	—	15,525
Foreign taxes withheld	—	—	—	—	—	—	—	—	—	(150,472)

TOTAL INVESTMENT INCOME	595,402	8,087,045	33,285,853	2,997,949	930,318	22,125,363	90,682	3,501,866	2,511,684	61,769,564

EXPENSES
Advisory fee (Note 3)	71,085	646,794	2,965,692	154,386	53,178	2,870,563	25,589	281,152	178,484	6,398,420
Trustees’ fees and expenses (Note 3)	854	6,875	21,877	1,790	610	33,106	278	1,107	886	32,698
Miscellaneous expenses	—	35	862	—	—	1,414	612	518	132	878

TOTAL EXPENSES	71,939	653,704	2,988,431	156,176	53,788	2,905,083	26,479	282,777	179,502	6,431,996

Expenses waived by Adviser (Note 3)	—	(182,193)	(714,734)	—	—	—	—	(29,740)	—	—

NET INVESTMENT INCOME	523,463	7,615,534	31,012,156	2,841,773	876,530	19,220,280	64,203	3,248,829	2,332,182	55,337,568

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	1,123,279	3,520,250	16,459,767	1,029,518	339,723	6,603,624	—	618,150	106,607	(29,109,813)
Foreign currency transactions	—	—	—	—	—	—	—	—	—	(1,894,525)
Forward foreign currency contracts	—	—	—	—	—	—	—	—	—	9,852
Net change in unrealized appreciation (depreciation) on:
Investments	(81,520)	11,336,859	42,753,645	5,959,895	1,253,655	6,882,043	—	3,518,679	6,024,659	(44,076,093)
Foreign currency transactions	—	—	—	—	—	—	—	—	—	(679,614)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	1,041,759	14,857,109	59,213,412	6,989,413	1,593,378	13,485,667	—	4,136,829	6,131,266	(75,750,193)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,565,222	$22,472,643	$90,225,568	$9,831,186	$2,469,908	$32,705,947	$64,203	$7,385,658	$8,463,448	$(20,412,625)

*	Includes all amortization of premium and accretion of market discount. A Fund may treat amortization or accretion differently for tax purposes.

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF OPERATIONS (continued)
For the Year Ended June 30, 2012

	SPDR Barclays	SPDR Barclays	SPDR Barclays	SPDR Barclays			SPDR Barclays	SPDR BofA Merrill
	Capital	Capital	Capital	Capital			Capital	Lynch Emerging	SPDR BofA Merrill
	Short Term International	International	International	Emerging	SPDR Barclays	SPDR Barclays	Investment	Markets	Lynch Crossover
	Treasury	Treasury	Corporate	Markets	Capital	Capital	Grade Floating	Corporate	Corporate
	Bond ETF	Bond ETF	Bond ETF	Local Bond ETF	High Yield Bond ETF	Short Term High Yield Bond ETF (1)	Rate ETF (2)	Bond ETF (3)	Bond ETF (3)

INVESTMENT INCOME
Interest income on securities of unaffiliated issuers* (Note 2)	$4,357,970	$46,851,022	$2,119,360	$5,493,912	$718,096,227	$1,741,328	$81,632	$19,099	$13,001
Interest income on securities of affiliated issuers (Note 3)	3,740	16,966	166	3,417	154,746	815	276	24	2
Affiliated securities lending — net (Note 3 and Note 8)	1,585	11,720	—	5,409	—	—	61	—	—
Foreign taxes withheld	(1,861)	(29,615)	—	(324,191)	—	—	(72)	—	—

TOTAL INVESTMENT INCOME	4,361,434	46,850,093	2,119,526	5,178,547	718,250,973	1,742,143	81,897	19,123	13,003

EXPENSES
Advisory fee (Note 3)	838,741	8,309,830	332,499	459,688	36,935,093	102,436	6,656	2,462	1,320
Trustees’ fees and expenses (Note 3)	6,152	38,913	1,467	1,305	189,254	204	59	6	4
Miscellaneous expenses	89	791	197	211	5,649	—	—	—	—

TOTAL EXPENSES	844,982	8,349,534	334,163	461,204	37,129,996	102,640	6,715	2,468	1,324

Expenses waived by Adviser (Note 3)	—	—	—	—	—	—	—	—	(334)

NET INVESTMENT INCOME	3,516,452	38,500,559	1,785,363	4,717,343	681,120,977	1,639,503	75,182	16,655	12,013

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(2,688,329)	20,081,449	(1,077,060)	(674,139)	117,795,768	(289,666)	948	—	127
Foreign currency transactions	(1,479,540)	(3,922,532)	56,984	(1,446,793)	—	—	—	—	—
Forward foreign currency contracts	(11,212)	(292,379)	(15,404)	(7,492)	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(14,273,388)	(62,389,846)	(4,141,482)	(6,331,076)	(141,094,309)	(1,230,649)	55,401	(32,069)	82,633
Foreign currency transactions	(117,793)	(1,050,681)	(35,301)	(87,567)	—	—	—	—	—
Forward foreign currency contracts	(1,078)	(908)	(51,842)	99,519	—	—	—	—	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(18,571,340)	(47,574,897)	(5,264,105)	(8,447,548)	(23,298,541)	(1,520,315)	56,349	(32,069)	82,760

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(15,054,888)	$(9,074,338)	$(3,478,742)	$(3,730,205)	$657,822,436	$119,188	$131,531	$(15,414)	$94,773

*	Includes all amortization of premium and accretion of market discount. A Fund may treat amortization or accretion differently for tax purposes.
(1)	For the period March 14, 2012 (commencement of operations) to June 30, 2012.
(2)	For the period November 30, 2011 (commencement of operations) to June 30, 2012.
(3)	For the period June 18, 2012 (commencement of operations) to June 30, 2012.

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	SPDR Barclays Capital 1-3				SPDR Barclays Capital	SPDR Barclays Capital Intermediate		SPDR Barclays Capital Long
	Month T-Bill ETF		SPDR Barclays Capital TIPS ETF		Short Term Treasury ETF	Term Treasury ETF		Term Treasury ETF
					For the Period
	Year Ended	Year Ended	Year Ended	Year Ended	11/30/11*-	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/12	6/30/11	6/30/12	6/30/11

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,456,928)	$(24,311)	$15,312,592	$16,013,763	$11,779	$3,763,583	$4,450,342	$1,292,160	$1,116,098
Net realized gain (loss) on investments	96,661	141,985	12,842,797	5,048,284	492	3,892,875	2,561,206	4,766,278	66,196
Net change in unrealized appreciation (depreciation) on investments	2,669	48,486	33,373,503	7,956,560	17,081	3,458,846	(1,562,526)	3,646,359	(2,166,685)

Net increase (decrease) in net assets resulting from operations	(1,357,598)	166,160	61,528,892	29,018,607	29,352	11,115,304	5,449,022	9,704,797	(984,391)

Net equalization credits and charges (Note 2)	97,950	(15,250)	509,896	84,741	—	(25,281)	(40,997)	92,288	5,228

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(69,285)	—	(16,640,248)	(14,198,063)	(9,913)	(3,826,971)	(4,466,910)	(1,326,817)	(1,120,473)
Net realized gains	—	—	—	—	—	(577,337)	(427,780)	—	—

Total distributions to shareholders	(69,285)	—	(16,640,248)	(14,198,063)	(9,913)	(4,404,308)	(4,894,690)	(1,326,817)	(1,120,473)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	4,698,827,830	1,320,585,692	343,537,124	97,011,105	6,000,000	18,205,265	23,519,281	73,816,628	12,249,186
Cost of shares redeemed	(4,166,704,643)	(1,366,467,544)	(93,538,401)	(53,489,195)	—	(42,635,334)	(52,855,546)	(39,838,710)	(11,316,783)
Net income equalization (Note 2)	(97,950)	15,250	(509,896)	(84,741)	—	25,281	40,997	(92,288)	(5,228)
Other capital (Note 4)	—	—	5,814	—	—	6,116	8,769	—	—

Net increase (decrease) in net assets from beneficial interest transactions	532,025,237	(45,866,602)	249,494,641	43,437,169	6,000,000	(24,398,672)	(29,286,499)	33,885,630	927,175

Net increase (decrease) in net assets during the year	530,696,304	(45,715,692)	294,893,181	58,342,454	6,019,439	(17,712,957)	(28,773,164)	42,355,898	(1,172,461)
Net assets at beginning of year	1,008,816,118	1,054,531,810	438,091,294	379,748,840	—	213,929,398	242,702,562	22,488,103	23,660,564

NET ASSETS END OF YEAR (1)	$1,539,512,422	$1,008,816,118	$732,984,475	$438,091,294	$6,019,439	$196,216,441	$213,929,398	$64,844,001	$22,488,103

SHARES OF BENEFICIAL INTEREST:
Shares sold	102,500,000	28,800,000	5,900,000	1,800,000	200,000	300,000	400,000	1,100,000	200,000
Shares redeemed	(90,900,000)	(29,800,000)	(1,600,000)	(1,000,000)	—	(700,000)	(900,000)	(600,000)	(200,000)

Net increase (decrease)	11,600,000	(1,000,000)	4,300,000	800,000	200,000	(400,000)	(500,000)	500,000	—

(1) Including undistributed (distribution in excess of) net investment income	$(372,162)	$—	$3,130,361	$2,803,579	$1,866	$76,299	$139,687	$11,860	$46,517

*	Commencement of operations

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR Barclays Capital Short Term Corporate Bond ETF		SPDR Barclays Capital Intermediate Term Corporate Bond ETF		SPDR Barclays Capital Long Term Corporate Bond ETF		SPDR Barclays Capital Issuer Scored Corporate Bond ETF		SPDR Barclays Capital Convertible Securities ETF
								For the Period
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	4/6/11*-	Year Ended	Year Ended
	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/11

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,165,882	$4,557,463	$7,549,058	$5,139,144	$3,076,755	$1,763,430	$659,614	$97,465	$7,604,122	$9,647,870
Net realized gain (loss) on investments	1,656,152	1,530,039	483,806	1,481,854	191,607	692,393	38,649	5,349	15,447,903	15,343,463
Net change in unrealized appreciation (depreciation) on investments	(2,643,868)	2,259,755	6,208,322	439,747	5,249,857	(1,262,797)	770,608	122,954	(78,948,329)	47,890,196

Net increase (decrease) in net assets resulting from operations	8,178,166	8,347,257	14,241,186	7,060,745	8,518,219	1,193,026	1,468,871	225,768	(55,896,304)	72,881,529

Net equalization credits and charges (Note 2)	348,584	61,360	126,041	146,079	112,231	18,779	5,425	—	(86,216)	624,469

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(8,595,101)	(4,388,246)	(7,474,239)	(5,083,803)	(3,007,660)	(1,769,548)	(640,917)	(60,197)	(26,426,564)	(20,952,356)
Net realized gains	(781,714)	(214,565)	(657,849)	(670,571)	—	(664,892)	—	—	(9,742,085)	(1,537,389)

Total distributions to shareholders	(9,376,815)	(4,602,811)	(8,132,088)	(5,754,374)	(3,007,660)	(2,434,440)	(640,917)	(60,197)	(36,168,649)	(22,489,745)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	847,040,810	229,963,664	83,502,549	92,779,559	50,429,117	11,065,103	9,330,175	12,000,000	212,781,925	641,067,083
Cost of shares redeemed	(79,000,558)	(57,696,272)	—	(16,270,063)	(3,986,157)	(7,200,153)	—	—	(263,818,524)	(24,551,048)
Net income equalization (Note 2)	(348,584)	(61,360)	(126,041)	(146,079)	(112,231)	(18,779)	(5,425)	—	86,216	(624,469)
Other capital (Note 4)	665,278	15,433	111,134	2,333	327,188	20,420	51,316	42,000	109,541	35,696

Net increase (decrease) in net assets from beneficial interest transactions	768,356,946	172,221,465	83,487,642	76,365,750	46,657,917	3,866,591	9,376,066	12,042,000	(50,840,842)	615,927,262

Net increase (decrease) in net assets during the year	767,506,881	176,027,271	89,722,781	77,818,200	52,280,707	2,643,956	10,209,445	12,207,571	(142,992,011)	666,943,515
Net assets at beginning of year	337,925,386	161,898,115	191,564,740	113,746,540	35,553,019	32,909,063	12,207,571	—	926,572,348	259,628,833

NET ASSETS END OF YEAR (1)	$1,105,432,267	$337,925,386	$281,287,521	$191,564,740	$87,833,726	$35,553,019	$22,417,016	$12,207,571	$783,580,337	$926,572,348

SHARES OF BENEFICIAL INTEREST:
Shares sold	27,900,000	7,600,000	2,500,000	2,800,000	1,300,000	300,000	300,000	400,000	5,500,000	15,700,000
Shares redeemed	(2,600,000)	(1,900,000)	—	(500,000)	(100,000)	(200,000)	—	—	(7,000,000)	(600,000)

Net increase (decrease)	25,300,000	5,700,000	2,500,000	2,300,000	1,200,000	100,000	300,000	400,000	(1,500,000)	15,100,000

(1) Including undistributed (distribution in excess of) net investment income	$886,001	$315,220	$270,902	$199,040	$183,854	$114,758	$61,314	$37,268	$7,917,235	$4,369,463

*	Commencement of operations

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR Barclays Capital Mortgage Backed Bond ETF		SPDR Barclays Capital Aggregate Bond ETF		SPDR Nuveen Barclays Capital Municipal Bond ETF		SPDR Nuveen Barclays Capital California Municipal Bond ETF		SPDR Nuveen Barclays Capital New York Municipal Bond ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/11

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$523,463	$598,053	$7,615,534	$6,257,927	$31,012,156	$31,440,104	$2,841,773	$2,759,960	$876,530	$877,707
Net realized gain (loss) on investments	1,123,279	788,469	3,520,250	4,043,185	16,459,767	7,087,750	1,029,518	534,874	339,723	183,745
Net change in unrealized appreciation (depreciation) on investments	(81,520)	(209,547)	11,336,859	(2,280,889)	42,753,645	(11,202,383)	5,959,895	(1,322,812)	1,253,655	(559,927)

Net increase in net assets resulting from operations	1,565,222	1,176,975	22,472,643	8,020,223	90,225,568	27,325,471	9,831,186	1,972,022	2,469,908	501,525

Net equalization credits and charges (Note 2)	315	21,788	262,979	54,020	236,549	(33,639)	4,440	41,450	1,401	492

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(547,777)	(617,711)	(7,551,717)	(6,384,803)	(30,903,162)	(31,630,191)	(2,820,526)	(2,750,210)	(873,962)	(882,050)
Net realized gains	(781,622)	(668,150)	(2,701,732)	(3,289,893)	(2,760,920)	(5,638,860)	(75,264)	(547,910)	—	(138,121)

Total distributions to shareholders	(1,329,399)	(1,285,861)	(10,253,449)	(9,674,696)	(33,664,082)	(37,269,051)	(2,895,790)	(3,298,120)	(873,962)	(1,020,171)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	24,935,769	21,896,498	354,570,466	73,695,114	290,172,530	78,013,855	9,541,167	15,721,737	2,385,699	4,558,910
Cost of shares redeemed	(22,005,784)	(13,664,807)	(29,119,079)	(33,643,931)	(84,616,202)	(146,875,012)	(4,510,237)	(6,511,015)	—	(4,392,267)
Net income equalization (Note 2)	(315)	(21,788)	(262,979)	(54,020)	(236,549)	33,639	(4,440)	(41,450)	(1,401)	(492)
Other capital (Note 4)	23,471	71,122	325,878	14,366	23,264	—	1,210	7,861	—	1,122

Net increase (decrease) in net assets from beneficial interest transactions	2,953,141	8,281,025	325,514,286	40,011,529	205,343,043	(68,827,518)	5,027,700	9,177,133	2,384,298	167,273

Net increase (decrease) in net assets during the year	3,189,279	8,193,927	337,996,459	38,411,076	262,141,078	(78,804,737)	11,967,536	7,892,485	3,981,645	(350,881)
Net assets at beginning of year	35,556,330	27,362,403	259,438,476	221,027,400	873,455,286	952,260,023	73,225,745	65,333,260	24,575,360	24,926,241

NET ASSETS END OF YEAR (1)	$38,745,609	$35,556,330	$597,434,935	$259,438,476	$1,135,596,364	$873,455,286	$85,193,281	$73,225,745	$28,557,005	$24,575,360

SHARES OF BENEFICIAL INTEREST:
Shares sold	900,000	800,000	6,100,000	1,300,000	12,200,000	3,400,000	400,000	700,000	100,000	200,000
Shares redeemed	(800,000)	(500,000)	(500,000)	(600,000)	(3,600,000)	(6,500,000)	(200,000)	(300,000)	—	(200,000)

Net increase (decrease)	100,000	300,000	5,600,000	700,000	8,600,000	(3,100,000)	200,000	400,000	100,000	—

(1) Including undistributed (distribution in excess of) net investment income	$(10,381)	$(1,012)	$55,052	$27,075	$1,224,843	$1,187,029	$132,794	$141,153	$53,776	$50,430

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF		SPDR Nuveen S&P VRDO Municipal Bond ETF		SPDR Nuveen S&P High Yield Municipal Bond ETF		SPDR Nuveen Barclays Capital Build America Bond ETF		SPDR DB International Government Inflation-Protected Bond ETF
						For the Period
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	4/13/11*-	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/11

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$19,220,280	$19,214,437	$64,203	$83,122	$3,248,829	$577,107	$2,332,182	$1,537,974	$55,337,568	$54,421,679
Net realized gain (loss) on investments and foreign currency transactions	6,603,624	6,421,088	—	—	618,150	—	106,607	169,390	(30,994,486)	(10,258,472)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	6,882,043	2,658,575	—	—	3,518,679	1,763,856	6,024,659	599,730	(44,755,707)	140,028,325

Net increase (decrease) in net assets resulting from operations	32,705,947	28,294,100	64,203	83,122	7,385,658	2,340,963	8,463,448	2,307,094	(20,412,625)	184,191,532

Net equalization credits and charges (Note 2)	151,424	29,233	2,062	(1,678)	99,234	—	155,278	31,488	—	—

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(19,407,131)	(19,359,304)	(71,881)	(83,520)	(3,013,802)	(315,538)	(2,280,069)	(1,476,708)	(45,531,927)	(26,525,099)
Net realized gains	(2,438,920)	(4,028,194)	—	—	(112,155)	—	—	(9,797)	—	—

Total distributions to shareholders	(21,846,051)	(23,387,498)	(71,881)	(83,520)	(3,125,957)	(315,538)	(2,280,069)	(1,486,505)	(45,531,927)	(26,525,099)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	321,334,173	190,732,492	6,003,938	—	49,256,420	45,000,000	65,278,517	24,828,720	175,261,911	444,906,645
Cost of shares redeemed	(92,537,497)	(148,473,640)	—	(6,003,177)	(5,269,471)	—	—	(5,225,331)	(197,452,173)	(93,838,907)
Net income equalization (Note 2)	(151,424)	(29,233)	(2,062)	1,678	(99,234)	—	(155,278)	(31,488)	—	—
Other capital (Note 4)	45,126	59,140	1,501	—	10,849	—	32,639	12,414	1,047,730	1,616,237

Net increase (decrease) in net assets from beneficial interest transactions	228,690,378	42,288,759	6,003,377	(6,001,499)	43,898,564	45,000,000	65,155,878	19,584,315	(21,142,532)	352,683,975

Net increase (decrease) in net assets during the year	239,701,698	47,224,594	5,997,761	(6,003,575)	48,257,499	47,025,425	71,494,535	20,436,392	(87,087,084)	510,350,408
Net assets at beginning of year	1,299,602,722	1,252,378,128	9,009,894	15,013,469	47,025,425	—	30,583,145	10,146,753	1,360,851,400	850,500,992

NET ASSETS END OF YEAR (1)	$1,539,304,420	$1,299,602,722	$15,007,655	$9,009,894	$95,282,924	$47,025,425	$102,077,680	$30,583,145	$1,273,764,316	$1,360,851,400

SHARES OF BENEFICIAL INTEREST:
Shares sold	13,200,000	7,900,000	200,000	—	900,000	900,000	1,100,000	500,000	2,900,000	7,400,000
Shares redeemed	(3,800,000)	(6,200,000)	—	(200,000)	(100,000)	—	—	(100,000)	(3,400,000)	(1,700,000)

Net increase (decrease)	9,400,000	1,700,000	200,000	(200,000)	800,000	900,000	1,100,000	400,000	(500,000)	5,700,000

(1) Including undistributed (distribution in excess of) net investment income	$398,901	$585,752	$1,081	$8,759	$322,004	$230,082	$160,525	$108,412	$4,543,292	$8,953,245

*	Commencement of operations

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR Barclays Capital Short Term International Treasury Bond ETF		SPDR Barclays Capital International Treasury Bond ETF		SPDR Barclays Capital International Corporate Bond ETF		SPDR Barclays Capital Emerging Markets Local Bond ETF
								For the Period
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	2/23/11*-
	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/11	6/30/12	6/30/11

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,516,452	$2,453,248	$38,500,559	$32,113,147	$1,785,363	$418,628	$4,717,343	$309,695
Net realized gain (loss) on investments and foreign currency transactions	(4,179,081)	4,139,691	15,866,538	39,801,628	(1,035,480)	188,141	(2,128,424)	(233,476)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(14,392,259)	18,410,725	(63,441,435)	104,140,455	(4,228,625)	1,459,669	(6,319,124)	343,862

Net increase (decrease) in net assets resulting from operations	(15,054,888)	25,003,664	(9,074,338)	176,055,230	(3,478,742)	2,066,438	(3,730,205)	420,081

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(7,810,394)	—	(62,242,574)	(11,382,075)	(1,118,887)	(226,681)	(673,556)	(166,472)
Net realized gains	—	—	—	—	—	(1,035)	—	—

Total distributions to shareholders	(7,810,394)	—	(62,242,574)	(11,382,075)	(1,118,887)	(227,716)	(673,556)	(166,472)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	48,195,018	98,578,048	512,721,724	450,283,038	36,547,501	44,261,032	171,145,924	28,081,162
Cost of shares redeemed	(50,986,915)	(7,532,663)	(162,493,818)	(70,723,956)	(13,166,413)	—	—	—
Other capital (Note 4)	73,772	129,336	940,934	917,974	152,127	115,334	1,723,336	229,249

Net increase (decrease) in net assets from beneficial interest transactions	(2,718,125)	91,174,721	351,168,840	380,477,056	23,533,215	44,376,366	172,869,260	28,310,411

Net increase (decrease) in net assets during the year	(25,583,407)	116,178,385	279,851,928	545,150,211	18,935,586	46,215,088	168,465,499	28,564,020
Net assets at beginning of year	251,106,502	134,928,117	1,583,073,541	1,037,923,330	52,208,266	5,993,178	28,564,020	—

NET ASSETS END OF YEAR (1)	$225,523,095	$251,106,502	$1,862,925,469	$1,583,073,541	$71,143,852	$52,208,266	$197,029,519	$28,564,020

SHARES OF BENEFICIAL INTEREST:
Shares sold	1,300,000	2,600,000	8,600,000	7,500,000	1,100,000	1,300,000	5,500,000	900,000
Shares redeemed	(1,400,000)	(200,000)	(2,700,000)	(1,200,000)	(400,000)	—	—	—

Net increase (decrease)	(100,000)	2,400,000	5,900,000	6,300,000	700,000	1,300,000	5,500,000	900,000

(1) Including undistributed (distribution in excess of) net investment income	$(4,805,372)	$1,687,467	$(936,513)	$15,823,766	$190,163	$411,339	$3,036,014	$(83,965)

*	Commencement of operations

See accompanying notes to financial statements.

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SPDR SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (continued)

			SPDR Barclays	SPDR Barclays	SPDR BofA Merrill Lynch	SPDR BofA Merrill
			Capital Short	Capital Investment	Emerging Markets Corporate	Lynch Crossover
	SPDR Barclays Capital High Yield Bond ETF		Term High Yield Bond ETF	Grade Floating Rate ETF	Bond ETF	Corporate Bond ETF
			For the Period	For the Period	For the Period	For the Period
	Year Ended	Year Ended	3/14/12*-	11/30/11*-	6/18/12*-	6/18/12*-
	6/30/12	6/30/11	6/30/12	6/30/12	6/30/12	6/30/12

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$681,120,977	$519,246,810	$1,639,503	$75,182	$16,655	$12,013
Net realized gain (loss) on investments	117,795,768	327,623,154	(289,666)	948	—	127
Net change in unrealized appreciation (depreciation) on investments	(141,094,309)	10,291,259	(1,230,649)	55,401	(32,069)	82,633

Net increase (decrease) in net assets resulting from operations	657,822,436	857,161,223	119,188	131,531	(15,414)	94,773

Net equalization credits and charges (Note 2)	14,470,021	7,548,278	248,040	1,730	—	—

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(674,892,495)	(519,131,508)	(1,111,094)	(64,355)	—	—
Net realized gains	(60,929,098)	(97,393,593)	—	—	—	—

Total distributions to shareholders	(735,821,593)	(616,525,101)	(1,111,094)	(64,355)	—	—

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	8,535,471,169	4,400,492,400	155,091,837	9,030,831	15,000,000	10,000,000
Cost of shares redeemed	(4,598,599,185)	(2,028,216,846)	(20,379,391)	—	—	—
Net income equalization (Note 2)	(14,470,021)	(7,548,278)	(248,040)	(1,730)	—	—
Other capital (Note 4)	6,123,944	1,374,626	245,030	—	56,183	—

Net increase (decrease) in net assets from beneficial interest transactions	3,928,525,907	2,366,101,902	134,709,436	9,029,101	15,056,183	10,000,000

Net increase in net assets during the year	3,864,996,771	2,614,286,302	133,965,570	9,098,007	15,040,769	10,094,773
Net assets at beginning of year	6,915,537,975	4,301,251,673	—	—	—	—

NET ASSETS END OF YEAR (1)	$10,780,534,746	$6,915,537,975	$133,965,570	$9,098,007	$15,040,769	$10,094,773

SHARES OF BENEFICIAL INTEREST:
Shares sold	221,200,000	110,900,000	5,200,000	300,000	500,000	400,000
Shares redeemed	(119,300,000)	(50,700,000)	(700,000)	—	—	—

Net increase (decrease)	101,900,000	60,200,000	4,500,000	300,000	500,000	400,000

(1) Including undistributed (distribution in excess of) net investment income	$22,117,881	$18,255,942	$528,409	$10,827	$16,655	$12,013

*	Commencement of operations

See accompanying notes to financial statements.

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SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

														SPDR
														Barclays
														Capital
														Short
														Term
	SPDR Barclays Capital 1-3 Month T-Bill ETF								SPDR Barclays Capital TIPS ETF					Treasury ETF
														For the
														Period
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	11/30/11*-
	6/30/12		6/30/11		6/30/10		6/30/09	6/30/08	6/30/12	6/30/11	6/30/10	6/30/09	6/30/08	6/30/12

Net asset value, beginning of period	$45.85		$45.85		$45.86		$45.88	$45.96	$54.76	$52.74	$49.74	$52.00	$47.88	$30.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04	)(1)	0.00	(1) (2)	0.00	(1) (2)	0.23 (1)	1.32	1.53 (1)	2.21 (1)	1.78 (1)	0.54 (1)	2.86	0.06	(1)
Net realized and unrealized gain (loss) (3)	0.01		0.00	(2)	0.00	(2)	0.11	0.03	4.93	1.70	2.78	(1.19)	4.24	0.09

Total from investment operations	(0.03)		0.00	(2)	0.00	(2)	0.34	1.35	6.46	3.91	4.56	(0.65)	7.10	0.15

Net equalization credits and charges (1)	0.00	(2)	0.00	(2)	0.00	(2)	0.02	0.09	0.05	0.01	0.01	0.07	(0.12)	—

Other Capital (1)	N/A		N/A		N/A		N/A	N/A	0.00 (2)	—	—	0.00 (2)	—	N/A

Distributions to shareholders from:
Net investment income	0.00	(2)	—		0.00	(2)	(0.37)	(1.52)	(1.68)	(1.90)	(1.57)	(1.68)	(2.86)	(0.05)
Net realized gains	—		—		0.00	(2)	(0.01)	—	—	—	—	—	—	—
Return of capital	—		—		(0.01)		—	—	—	—	—	—	—	—

Total distributions	—		—		(0.01)		(0.38)	(1.52)	(1.68)	(1.90)	(1.57)	(1.68)	(2.86)	(0.05)

Net asset value, end of period	$45.82		$45.85		$45.85		$45.86	$45.88	$59.59	$54.76	$52.74	$49.74	$52.00	$30.10

Total return (4)	(0.08)%		0.01%		0.00	%(5)	0.79%	3.18%	12.03%	7.55%	9.33%	(1.11)%	14.96%	0.49%
Net assets, end of period (in 000’s)	$1,539,512		$1,008,816		$1,054,532		$985,943	$284,435	$732,984	$438,091	$379,749	$288,501	$93,602	$6,019
Ratio of expenses to average net assets	0.14%		0.15%		0.14%		0.14%	0.14%	0.19%	0.20%	0.19%	0.19%	0.19%	0.12	%(6)
Ratio of net investment income (loss) to average net assets	(0.09)%		0.00	%(5)	0.00	%(5)	0.49%	2.72%	2.62%	4.12%	3.48%	1.11%	6.49%	0.34	%(6)
Portfolio turnover rate (7)	619%		628%		623%		692%	583%	23%	21%	18%	21%	16%	24%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amount is less than $0.005 per share.
(3)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Amount is less than 0.005% per share.
(6)	Annualized.
(7)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR Barclays Capital Intermediate Term Treasury ETF					SPDR Barclays Capital Long Term Treasury ETF					SPDR Barclays Capital Short Term Corporate Bond ETF
													For the
													Period
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	12/16/09*-
	6/30/12	6/30/11	6/30/10	6/30/09	6/30/08	6/30/12	6/30/11	6/30/10	6/30/09	6/30/08	6/30/12	6/30/11	6/30/10

Net asset value, beginning of period	$59.42	$59.19	$57.22	$55.32	$52.56	$56.22	$59.15	$55.00	$53.39	$49.67	$30.44	$29.98	$30.00

Income (loss) from investment operations:
Net investment income (loss)	1.07 (1)	1.17 (1)	1.19 (1)	1.43 (1)	2.06	1.92 (1)	2.17 (1)	2.20 (1)	2.36 (1)	2.47	0.49 (1)	0.56 (1)	0.31	(1)
Net realized and unrealized gain (loss) (2)	2.07	0.37	2.02	1.92	2.81	15.76	(2.94)	4.06	1.64	3.72	(0.06)	0.48	(0.17)

Total from investment operations	3.14	1.54	3.21	3.35	4.87	17.68	(0.77)	6.26	4.00	6.19	0.43	1.04	0.14

Net equalization credits and charges (1)	(0.01)	(0.01)	0.03	0.06	0.17	0.14	0.01	0.08	0.01	(0.01)	0.02	0.01	0.04

Other Capital (1)	0.00 (3)	0.00 (3)	—	—	—	N/A	N/A	N/A	N/A	N/A	0.04	0.00 (3)	0.06

Distributions to shareholders from:
Net investment income	(1.08)	(1.18)	(1.19)	(1.51)	(2.24)	(1.99)	(2.17)	(2.19)	(2.40)	(2.45)	(0.50)	(0.56)	(0.26)
Net realized gains	(0.16)	(0.12)	(0.08)	—	(0.04)	—	—	—	—	(0.01)	(0.06)	(0.03)	—

Total distributions	(1.24)	(1.30)	(1.27)	(1.51)	(2.28)	(1.99)	(2.17)	(2.19)	(2.40)	(2.46)	(0.56)	(0.59)	(0.26)

Net asset value, end of period	$61.31	$59.42	$59.19	$57.22	$55.32	$72.05	$56.22	$59.15	$55.00	$53.39	$30.37	$30.44	$29.98

Total return (4)	5.30%	2.62%	5.73%	6.20%	9.73%	32.03%	(1.24)%	11.93%	7.51%	12.62%	1.63%	3.60%	0.79%
Net assets, end of period (in 000’s)	$196,216	$213,929	$242,703	$143,070	$44,261	$64,844	$22,488	$23,661	$16,499	$10,678	$1,105,432	$337,925	$161,898
Ratio of expenses to average net assets	0.14%	0.16%	0.14%	0.14%	0.14%	0.14%	0.15%	0.14%	0.14%	0.14%	0.13%	0.13%	0.13	%(5)
Ratio of net investment income (loss) to average net assets	1.75%	1.98%	2.06%	2.50%	3.51%	2.85%	3.79%	4.01%	4.14%	4.58%	1.61%	1.83%	1.94	%(5)
Portfolio turnover rate (6)	35%	33%	39%	49%	36%	22%	26%	54%	17%	11%	50%	46%	23%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR Barclays Capital Intermediate Term Corporate Bond ETF					SPDR Barclays Capital Long Term Corporate Bond ETF					SPDR Barclays Capital Issuer Scored Corporate Bond ETF			SPDR Barclays Capital Convertible Securities ETF
				For the					For the			For the						For the
				Period					Period			Period						Period
	Year Ended	Year Ended	Year Ended	2/10/09*-		Year Ended	Year Ended	Year Ended	3/10/09*-		Year Ended	4/6/11*-		Year Ended		Year Ended	Year Ended	4/14/09*-
	6/30/12	6/30/11	6/30/10	6/30/09		6/30/12	6/30/11	6/30/10	6/30/09		6/30/12	6/30/11		6/30/12		6/30/11	6/30/10	6/30/09

Net asset value, beginning of period	$33.03	$32.50	$30.39	$30.00		$35.55	$36.57	$33.31	$30.00		$30.52	$30.00		$41.55		$36.06	$31.65	$30.00

Income (loss) from investment operations:
Net investment income (loss)	1.12 (1)	1.14 (1)	1.31 (1)	0.59	(1)	1.92 (1)	2.00 (1)	2.07 (1)	0.65	(1)	1.11 (1)	0.24	(1)	0.37	(1)	0.68 (1)	1.43 (1)	0.35	(1)
Net realized and unrealized gain (loss) (2)	0.92	0.66	2.13	0.20		4.10	(0.22)	3.30	3.13		1.40	0.32		(2.45)		6.52	4.78	1.42

Total from investment operations	2.04	1.80	3.44	0.79		6.02	1.78	5.37	3.78		2.51	0.56		(2.08)		7.20	6.21	1.77

Net equalization credits and charges (1)	0.02	0.03	0.09	0.05		0.07	0.02	0.06	—		0.01	—		(0.00	)(3)	0.04	0.05	0.05

Other Capital (1)	0.02	0.00 (3)	0.00 (3)	—		0.20	0.02	—	—		0.09	0.11		0.01		0.00 (3)	0.02	0.05

Distributions to shareholders from:
Net investment income	(1.12)	(1.15)	(1.38)	(0.45)		(1.92)	(2.01)	(2.09)	(0.47)		(1.11)	(0.15)		(1.29)		(1.63)	(1.76)	(0.22)
Net realized gains	(0.10)	(0.15)	(0.04)	—		—	(0.83)	(0.08)	—		—	—		(0.52)		(0.12)	(0.11)	—

Total distributions	(1.22)	(1.30)	(1.42)	(0.45)		(1.92)	(2.84)	(2.17)	(0.47)		(1.11)	(0.15)		(1.81)		(1.75)	(1.87)	(0.22)

Net asset value, end of period	$33.89	$33.03	$32.50	$30.39		$39.92	$35.55	$36.57	$33.31		$32.02	$30.52		$37.67		$41.55	$36.06	$31.65

Total return (4)	6.41%	5.72%	11.85%	2.86%		18.04%	5.20%	16.76%	12.70%		8.72%	2.23%		(4.89)%		20.38%	19.92%	6.24%
Net assets, end of period (in 000’s)	$281,288	$191,565	$113,747	$27,349		$87,834	$35,553	$32,909	$6,661		$22,417	$12,208		$783,580		$926,572	$259,629	$44,307
Ratio of expenses to average net assets	0.15%	0.16%	0.15%	0.15	%(5)	0.15%	0.17%	0.15%	0.15	%(5)	0.16%	0.16	%(5)	0.40%		0.41%	0.40%	0.40	%(5)
Ratio of net investment income (loss) to average net assets	3.34%	3.45%	4.13%	5.22	%(5)	4.97%	5.49%	5.85%	6.82	%(5)	3.53%	3.42	%(5)	0.98%		1.68%	3.85%	5.33	%(5)
Portfolio turnover rate (6)	15%	37%	42%	4%		21%	58%	42%	27%		17%	6%		17%		33%	26%	9%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR Barclays Capital Mortgage Backed Bond ETF					SPDR Barclays Capital Aggregate Bond ETF					SPDR Nuveen Barclays Capital Municipal Bond ETF
				For the
				Period
	Year Ended	Year Ended	Year Ended	1/15/09*-		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	6/30/12	6/30/11	6/30/10	6/30/09		6/30/12	6/30/11	6/30/10	6/30/09	6/30/08	6/30/12	6/30/11	6/30/10	6/30/09	6/30/08

Net asset value, beginning of period	$27.35	$27.36	$26.26	$26.05		$56.40	$56.67	$54.47	$53.13	$52.09	$22.75	$22.94	$21.95	$21.73	$22.16

Income (loss) from investment operations:
Net investment income (loss)	0.41 (1)	0.48 (1)	0.68 (1)	0.25	(1)	1.26 (1)	1.55 (1)	1.85 (1)	2.13 (1)	2.44	0.74 (1)	0.79 (1)	0.85 (1)	0.86 (1)	0.64
Net realized and unrealized gain (loss) (2)	0.85	0.50	1.29	0.14		2.68	0.58	3.13	1.41	0.91	1.48	(0.05)	0.97	0.18	(0.53)

Total from investment operations	1.26	0.98	1.97	0.39		3.94	2.13	4.98	3.54	3.35	2.22	0.74	1.82	1.04	0.11

Net equalization credits and charges (1)	0.00 (3)	0.02	0.07	—		0.04	0.01	0.01	0.03	0.31	0.01	0.00 (3)	0.02	0.03	0.05

Other Capital (1)	0.02	0.06	0.10	—		0.05	0.00 (3)	—	0.01	—	0.00 (3)	—	—	0.00 (3)	0.00	(3)

Distributions to shareholders from:
Net investment income	(0.43)	(0.51)	(0.73)	(0.18)		(1.35)	(1.59)	(1.86)	(2.18)	(2.62)	(0.75)	(0.79)	(0.85)	(0.85)	(0.59)
Net realized gains	(0.52)	(0.56)	(0.31)	—		(0.51)	(0.82)	(0.93)	(0.06)	—	(0.07)	(0.14)	—	—	—

Total distributions	(0.95)	(1.07)	(1.04)	(0.18)		(1.86)	(2.41)	(2.79)	(2.24)	(2.62)	(0.82)	(0.93)	(0.85)	(0.85)	(0.59)

Net asset value, end of period	$27.68	$27.35	$27.36	$26.26		$58.57	$56.40	$56.67	$54.47	$53.13	$24.16	$22.75	$22.94	$21.95	$21.73

Total return (4)	4.82%	3.88%	8.31%	1.51%		7.29%	3.83%	9.36%	6.90%	7.13%	9.95%	3.33%	8.50%	5.07%	0.73%
Net assets, end of period (in 000’s)	$38,746	$35,556	$27,362	$5,252		$597,435	$259,438	$221,027	$196,090	$116,880	$1,135,596	$873,455	$952,260	$583,859	$256,404
Ratio of expenses to average net assets	0.20%	0.21%	0.21%	0.20	%(5)	0.13%	0.15%	0.13%	0.13%	0.13%	0.23%	0.22%	0.20%	0.20%	0.20	%(5)
Ratio of expenses to average net assets before waivers	N/A	N/A	N/A	N/A		0.19%	0.20%	0.19%	0.19%	0.19%	0.30%	0.30%	0.30%	0.30%	0.30	%(5)
Ratio of net investment income (loss) to average net assets	1.47%	1.77%	2.55%	2.14	%(5)	2.17%	2.74%	3.33%	3.98%	4.13%	3.14%	3.46%	3.75%	3.96%	3.79	%(5)
Portfolio turnover rate (6)	1,489%	1,107%	897%	619%		428%	310%	376%	475%	151%	17%	16%	9%	3%	0%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR Nuveen Barclays Capital California Municipal Bond ETF						SPDR Nuveen Barclays Capital New York Municipal Bond ETF						SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF
					For the						For the						For the
					Period						Period						Period
	Year Ended	Year Ended	Year Ended	Year Ended	10/10/07*-		Year Ended	Year Ended	Year Ended	Year Ended	10/11/07*-		Year Ended	Year Ended	Year Ended	Year Ended	10/10/07*-
	6/30/12	6/30/11	6/30/10	6/30/09	6/30/08		6/30/12	6/30/11	6/30/10	6/30/09	6/30/08		6/30/12	6/30/11	6/30/10	6/30/09	6/30/08

Net asset value, beginning of period	$22.19	$22.53	$21.25	$21.74	$22.18		$22.34	$22.66	$21.49	$21.64	$21.96		$24.20	$24.08	$23.67	$22.82	$22.53

Income (loss) from investment operations:
Net investment income (loss)	0.87 (1)	0.87 (1)	0.96 (1)	0.92 (1)	0.62		0.77 (1)	0.76 (1)	0.88 (1)	0.87 (1)	0.63		0.33 (1)	0.36 (1)	0.42 (1)	0.55 (1)	0.45
Net realized and unrealized gain (loss) (2)	2.16	(0.19)	1.27	(0.52)	(0.52)		1.46	(0.20)	1.16	(0.16)	(0.39)		0.23	0.19	0.41	0.83	0.19

Total from investment operations	3.03	0.68	2.23	0.40	0.10		2.23	0.56	2.04	0.71	0.24		0.56	0.55	0.83	1.38	0.64

Net equalization credits and charges (1)	0.00 (3)	0.01	0.01	0.02	0.02		0.00 (3)	0.00 (3)	0.01	0.01	—		0.00 (3)	0.00 (3)	0.01	0.03	0.06

Other Capital (1)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)	—	0.00 (3)	0.00 (3)	0.00 (3)	—		0.00 (3)	0.00 (3)	0.01	0.01	0.01

Distributions to shareholders from:
Net investment income	(0.86)	(0.86)	(0.96)	(0.91)	(0.56)		(0.77)	(0.76)	(0.88)	(0.87)	(0.56)		(0.33)	(0.36)	(0.44)	(0.57)	(0.42)
Net realized gains	(0.02)	(0.17)	—	—	—		—	(0.12)	—	—	—		(0.04)	(0.07)	—	—	—

Total distributions	(0.88)	(1.03)	(0.96)	(0.91)	(0.56)		(0.77)	(0.88)	(0.88)	(0.87)	(0.56)		(0.37)	(0.43)	(0.44)	(0.57)	(0.42)

Net asset value, end of period	$24.34	$22.19	$22.53	$21.25	$21.74		$23.80	$22.34	$22.66	$21.49	$21.64		$24.39	$24.20	$24.08	$23.67	$22.82

Total return (4)	13.91%	3.23%	10.67%	2.02%	0.54%		10.10%	2.55%	9.66%	3.49%	1.08%		2.36%	2.33%	3.60%	6.29%	3.16%
Net assets, end of period (in 000’s)	$85,193	$73,226	$65,333	$40,376	$17,392		$28,557	$24,575	$24,926	$15,046	$12,986		$1,539,304	$1,299,603	$1,252,378	$501,788	$123,225
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20	%(5)	0.20%	0.20%	0.20%	0.20%	0.20	%(5)	0.20%	0.20%	0.20%	0.20%	0.20	%(5)
Ratio of net investment income (loss) to average net assets	3.68%	3.92%	4.32%	4.33%	4.04	%(5)	3.30%	3.40%	3.92%	4.11%	4.02	%(5)	1.34%	1.49%	1.77%	2.35%	2.66	%(5)
Portfolio turnover rate (6)	14%	29%	12%	24%	17%		24%	37%	9%	33%	32%		23%	25%	14%	4%	2%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR Nuveen S&P VRDO Municipal Bond ETF				SPDR Nuveen S&P High Yield Municipal Bond ETF			SPDR Nuveen Barclays Capital Build America Bond ETF				SPDR DB International Government Inflation-Protected Bond ETF
			For the			For the				For the						For the
			Period			Period				Period						Period
	Year Ended	Year Ended	9/23/09*-		Year Ended	4/13/11*-		Year Ended	Year Ended	5/12/10*-		Year Ended	Year Ended	Year Ended	Year Ended	3/13/08*-
	6/30/12	6/30/11	6/30/10		6/30/12	6/30/11		6/30/12	6/30/11	6/30/10		6/30/12	6/30/11	6/30/10	6/30/09	6/30/08

Net asset value, beginning of period	$30.03	$30.03	$30.00		$52.25	$50.00		$50.97	$50.73	$50.00		$61.86	$52.18	$51.90	$60.71	$61.85

Income (loss) from investment operations:
Net investment income (loss)	0.17 (1)	0.24 (1)	0.06	(1)	3.12 (1)	0.64	(1)	2.65 (1)	2.74 (1)	0.34	(1)	2.56 (1)	3.19 (1)	2.52 (1)	2.08 (1)	0.73
Net realized and unrealized gain (loss) (2)	—	—	—		3.70	1.96		8.92	0.16	0.49		(3.10)	7.90	(1.96)	(9.07)	(1.35)

Total from investment operations	0.17	0.24	0.06		6.82	2.60		11.57	2.90	0.83		(0.54)	11.09	0.56	(6.99)	(0.62)

Net equalization credits and charges (1)	0.00 (3)	0.00 (3)	0.00	(3)	0.10	—		0.18	0.06	—		—	—	0.35	0.03	0.10

Other Capital (1)	0.00 (3)	—	0.01		0.01	—		0.04	0.02	—		0.05	0.09	0.17	0.07	0.05

Distributions to shareholders from:
Net investment income	(0.18)	(0.24)	(0.04)		(3.01)	(0.35)		(2.71)	(2.73)	(0.10)		(2.13)	(1.50)	(0.80)	(0.04)	(0.67)
Net realized gains	—	—	—		(0.12)	—		—	(0.01)	—		—	—	—	—	—
Return of capital	N/A	N/A	N/A		N/A	N/A		N/A	N/A	N/A		—	—	—	(1.88)	—

Total distributions	(0.18)	(0.24)	(0.04)		(3.13)	(0.35)		(2.71)	(2.74)	(0.10)		(2.13)	(1.50)	(0.80)	(1.92)	(0.67)

Net asset value, end of period	$30.02	$30.03	$30.03		$56.05	$52.25		$60.05	$50.97	$50.73		$59.24	$61.86	$52.18	$51.90	$60.71

Total return (4)	0.55%	0.81%	0.23%		13.71%	5.21%		23.52%	6.22%	1.67%		(0.69)%	21.61%	2.03%	(11.34)%	(0.73)%
Net assets, end of period (in 000’s)	$15,008	$9,010	$15,013		$95,283	$47,025		$102,078	$30,583	$10,147		$1,273,764	$1,360,851	$850,501	$394,482	$206,414
Ratio of expenses to average net assets	0.21%	0.21%	0.21	%(5)	0.45%	0.45	%(5)	0.35%	0.35%	0.36	%(5)	0.50%	0.52%	0.50%	0.50%	0.50	%(5)
Ratio of expenses to average net assets before waivers	N/A	N/A	N/A		0.50%	0.50	%(5)	N/A	N/A	N/A		N/A	N/A	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets	0.50%	0.80%	0.26	%(5)	5.78%	5.86%		4.57%	5.54%	5.10	%(5)	4.32%	5.43%	4.60%	4.20%	6.89	%(5)
Portfolio turnover rate (6)	92%	77%	173%		24%	33%		112%	58%	16%		40%	23%	40%	50%	2%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

	SPDR Barclays Capital Short Term International Treasury Bond ETF						SPDR Barclays Capital International Treasury Bond ETF						SPDR Barclays Capital International Corporate Bond ETF				SPDR Barclays Capital Emerging Markets Local Bond ETF
					For the						For the				For the			For the
					Period						Period				Period			Period
	Year Ended	Year Ended	Year Ended		1/15/09*-		Year Ended	Year Ended	Year Ended	Year Ended	10/2/07*-		Year Ended	Year Ended	5/19/10*-		Year Ended	2/23/11*-
	6/30/12	6/30/11	6/30/10		6/30/09		6/30/12	6/30/11	6/30/10	6/30/09	6/30/08		6/30/12	6/30/11	6/30/10		6/30/12	6/30/11

Net asset value, beginning of period	$39.24	$33.73	$35.05		$33.05		$61.84	$53.78	$54.19	$55.14	$51.55		$34.81	$29.97	$30.00		$31.74	$30.00

Income (loss) from investment operations:
Net investment income (loss)	0.54 (1)	0.51 (1)	0.46	(1)	0.21	(1)	1.39 (1)	1.42 (1)	1.48 (1)	1.51 (1)	0.97		0.97 (1)	0.93 (1)	0.07	(1)	1.57 (1)	0.55	(1)
Net realized and unrealized gain (loss) (2)	(2.73)	4.97	(1.41)		1.83		(1.79)	7.09	(1.48)	(1.32)	3.49		(2.85)	4.44	(0.14)		(2.55)	1.06

Total from investment operations	(2.19)	5.48	(0.95)		2.04		(0.40)	8.51	—	0.19	4.46		(1.88)	5.37	(0.07)		(0.98)	1.61

Net equalization credits and charges (1)	—	—	0.07		(0.06)		—	—	(0.08)	(0.01)	0.11		—	—	—		—	—

Other Capital (1)	0.01	0.03	0.10		0.07		0.03	0.04	0.10	0.02	0.03		0.08	0.26	0.04		0.57	0.41

Distributions to shareholders from:
Net investment income	(1.26)	—	(0.54)		(0.05)		(2.33)	(0.49)	(0.43)	(1.15)	(1.01)		(0.67)	(0.78)	—		(0.54)	(0.28)
Net realized gains	N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	N/A		—	(0.01)	—		—	—
Return of capital	—	—	(0.00	)(3)	—		—	—	—	—	—		—	—	—		—	—

Total distributions	(1.26)	—	(0.54)		(0.05)		(2.33)	(0.49)	(0.43)	(1.15)	(1.01)		(0.67)	(0.79)	—		(0.54)	(0.28)

Net asset value, end of period	$35.80	$39.24	$33.73		$35.05		$59.14	$61.84	$53.78	$54.19	$55.14		$32.34	$34.81	$29.97		$30.79	$31.74

Total return (4)	(5.59)%	16.34%	(2.32)%		6.22%		(0.58)%	15.95%	(0.01)%	0.50%	8.95%		(5.17)%	19.01%	(0.10)%		(1.30)%	6.70%
Net assets, end of period (in 000’s)	$225,523	$251,107	$134,928		$10,514		$1,862,925	$1,583,074	$1,037,923	$1,089,231	$760,990		$71,144	$52,208	$5,993		$197,030	$28,564
Ratio of expenses to average net assets	0.35%	0.36%	0.35%		0.36	%(5)	0.50%	0.52%	0.50%	0.50%	0.50	%(5)	0.55%	0.55%	0.55	%(5)	0.50%	0.50	%(5)
Ratio of net investment income (loss) to average net assets	1.47%	1.37%	1.30%		1.39	%(5)	2.32%	2.41%	2.62%	2.91%	3.03	%(5)	2.95%	2.77%	2.16	%(5)	5.13%	5.01	%(5)
Portfolio turnover rate (6)	116%	85%	95%		39%		38%	63%	80%	43%	54%		42%	21%	2%		18%	5%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	Annualized.
(6)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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SPDR SERIES TRUST
FINANCIAL HIGHLIGHTS (continued)
Selected data for a share outstanding throughout each period

								SPDR				SPDR
								Barclays		SPDR		BofA		SPDR
								Capital		Barclays		Merrill		BofA
								Short		Capital		Lynch		Merrill
								Term		Investment		Emerging		Lynch
								High		Grade		Markets		Crossover
								Yield		Floating		Corporate		Corporate
	SPDR Barclays Capital High Yield Bond ETF							Bond ETF		Rate ETF		Bond ETF		Bond ETF
						For the		For the		For the		For the		For the
						Period		Period		Period		Period		Period
	Year Ended	Year Ended	Year Ended	Year Ended		11/28/07*-		3/14/12*-		11/30/11*-		6/18/12*-		6/18/12*-
	6/30/12	6/30/11	6/30/10	6/30/09		6/30/08		6/30/12		6/30/12		6/30/12		6/30/12

Net asset value, beginning of period	$39.88	$37.99	$34.30	$43.82		$47.29		$30.00		$30.00		$30.00		$25.00

Income (loss) from investment operations:
Net investment income (loss)	2.85 (1)	3.25 (1)	4.16 (1)	4.75	(1)	2.19		0.56	(1)	0.30	(1)	0.06	(1)	0.05	(1)
Net realized and unrealized gain (loss) (2)	(0.53)	2.53	3.70	(10.11)		(4.04)		(0.60)		0.28		(0.20)		0.19

Total from investment operations	2.32	5.78	7.86	(5.36)		(1.85)		(0.04)		0.58		(0.14)		0.24

Net equalization credits and charges (1)	0.06	0.05	0.14	0.39		0.39		0.09		0.01		—		—

Other Capital (1)	0.03	0.01	0.00 (3)	0.00	(3)	0.01		0.08		—		0.22		—

Distributions to shareholders from:
Net investment income	(2.87)	(3.34)	(4.31)	(4.55)		(2.02)		(0.36)		(0.26)		—		—
Net realized gains	(0.26)	(0.61)	—	—		—		—		—		—		—

Total distributions	(3.13)	(3.95)	(4.31)	(4.55)		(2.02)		(0.36)		(0.26)		—		—

Net asset value, end of period	$39.16	$39.88	$37.99	$34.30		$43.82		$29.77		$30.33		$30.08		$25.24

Total return (4)	6.50%	15.87%	24.22%	(10.13	)%(5)	(3.10)%		0.44%		1.95%		0.27%		0.95%
Net assets, end of period (in 000’s)	$10,780,535	$6,915,538	$4,301,252	$1,900,709		$394,346		$133,966		$9,098		$15,041		$10,095
Ratio of expenses to average net assets	0.40%	0.41%	0.40%	0.40%		0.40	%(6)	0.40	%(6)	0.15	%(6)	0.50	%(6)	0.30	%(6)
Ratio of expenses to average net assets before waivers	N/A	N/A	N/A	N/A		N/A		N/A		N/A		N/A		0.40	%(6)
Ratio of net investment income (loss) to average net assets	7.38%	8.13%	10.96%	14.81%		9.43	%(6)	6.40	%(6)	1.68	%(6)	3.38	%(6)	3.64	%(6)
Portfolio turnover rate (7)	38%	40%	53%	30%		19%		16%		5%		6%		1%

*	Commencement of operations
(1)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(2)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each Fund. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(5)	If the Adviser had not made a voluntary contribution during the Year Ended 6/30/09 to the SPDR Barclays Capital High Yield Bond ETF, the total return would have been (10.44)%.
(6)	Annualized.
(7)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 2012

1.	Organization

SPDR Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end investment management company that was organized as a Massachusetts business trust on June 12, 1998.

As of June 30, 2012, the Trust offered sixty-three (63) portfolios, each of which represents a separate series of beneficial interest in the Trust (each referred to as a “Fund”, collectively as the “Funds”). The financial statements herein relate to the following twenty-nine (29) Funds: SPDR Barclays Capital 1-3 Month T-Bill ETF, SPDR Barclays Capital TIPS ETF, SPDR Barclays Capital Short Term Treasury ETF, SPDR Barclays Capital Intermediate Term Treasury ETF, SPDR Barclays Capital Long Term Treasury ETF, SPDR Barclays Capital Short Term Corporate Bond ETF, SPDR Barclays Capital Intermediate Term Corporate Bond ETF, SPDR Barclays Capital Long Term Corporate Bond ETF, SPDR Barclays Capital Issuer Scored Corporate Bond ETF, SPDR Barclays Capital Convertible Securities ETF, SPDR Barclays Capital Mortgage Backed Bond ETF, SPDR Barclays Capital Aggregate Bond ETF, SPDR Nuveen Barclays Capital Municipal Bond ETF, SPDR Nuveen Barclays Capital California Municipal Bond ETF, SPDR Nuveen Barclays Capital New York Municipal Bond ETF, SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF, SPDR Nuveen S&P VRDO Municipal Bond ETF, SPDR Nuveen S&P High Yield Municipal Bond ETF, SPDR Nuveen Barclays Capital Build America Bond ETF, SPDR DB International Government Inflation-Protected Bond ETF, SPDR Barclays Capital Short Term International Treasury Bond ETF, SPDR Barclays Capital International Treasury Bond ETF, SPDR Barclays Capital International Corporate Bond ETF, SPDR Barclays Capital Emerging Markets Local Bond ETF, SPDR Barclays Capital High Yield Bond ETF, SPDR Barclays Capital Short Term High Yield Bond ETF, SPDR Barclays Capital Investment Grade Floating Rate ETF, SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF and SPDR BofA Merrill Lynch Crossover Corporate Bond ETF. Each Fund operates as a non-diversified investment company. The other thirty-four (34) Funds are included in a separate Annual Report.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

The Trust invests in various investments which are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could be material.

An investment in a Fund involves risks similar to those of investing in any fund of fixed income securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. The value of each Fund’s shares will decline, more or less, in correlation with any decline in the value of the Fund’s benchmark index. The values of fixed income securities could decline generally or could underperform other investments. Generally, Funds will not sell a fixed income security because the security’s issuer is in financial trouble, unless that security is removed from the Funds’ respective benchmark index.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. These financial statements are presented in United States dollars.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

Security Valuation

The value of each Fund’s portfolio securities and other financial instruments is based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. Investments in open-end investment companies are valued at their net asset value each business day. Variable Rate Demand Obligations are valued at par. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. U.S. fixed income securities may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board of Trustees of the Trust (the “Board”) believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. The Board has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security to the Pricing and Investment Committee (the “Committee”). The Committee, subject to oversight by the Board, may use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. Accordingly, a Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be received on the sale of the security.

The Funds continue to follow the authoritative guidance for fair value measurements and the fair value option for financial assets and financial liabilities. The guidance for the fair value option for financial assets and financial liabilities provides funds the irrevocable option to measure many financial assets and liabilities at fair value with changes in fair value recognized in earnings. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value:

•	Level 1 — quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Funds’ net assets are computed and that may materially affect the value of the Funds’ investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s benchmark index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s benchmark index. The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

The type of inputs used to value each security is identified in the Schedule of Investments, which also includes a breakdown of the Fund’s investments by industry, debt securities issued by the U.S. government or U.S. government agencies, corporate debt securities, foreign government obligations, commercial mortgage obligations, debt issued by states of the U.S. and political subdivisions of states.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

The following table summarizes the inputs used in valuing the Funds’ investments as of June 30, 2012:

		Level 2 —	Level 3 —
	Level 1 —	Other Significant	Significant
	Quoted	Observable	Unobservable
Fund	Prices	Inputs	Inputs	Total

SPDR Barclays Capital 1-3 Month T-Bill ETF	$343,929	$1,538,747,646	$—	$1,539,091,575
SPDR Barclays Capital TIPS ETF	31,400,229	728,099,012	—	759,499,241
SPDR Barclays Capital Short Term Treasury ETF	49,075	5,971,553	—	6,020,628
SPDR Barclays Capital Intermediate Term Treasury ETF	14,773,101	194,749,193	—	209,522,294
SPDR Barclays Capital Long Term Treasury ETF	1,795,375	64,211,575	—	66,006,950
SPDR Barclays Capital Short Term Corporate Bond ETF	37,784,863	1,081,545,629	—	1,119,330,492
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	17,602,295	274,192,561	—	291,794,856
SPDR Barclays Capital Long Term Corporate Bond ETF	2,678,091	85,784,943	—	88,463,034
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	323,331	21,832,641	—	22,155,972
SPDR Barclays Capital Convertible Securities ETF	280,001,425	579,557,064	—	859,558,489
SPDR Barclays Capital Mortgage Backed Bond ETF	38,609,848	38,654,431	—	77,264,279
SPDR Barclays Capital Aggregate Bond ETF	212,781,096	593,112,950	—	805,894,046
SPDR Nuveen Barclays Capital Municipal Bond ETF	5,402,072	1,124,227,153	—	1,129,629,225
SPDR Nuveen Barclays Capital California Municipal Bond ETF	2,176,895	84,393,862	—	86,570,757
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	108,090	28,120,397	—	28,228,487
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	2,902,320	1,522,697,555	—	1,525,599,875
SPDR Nuveen S&P VRDO Municipal Bond ETF	598,164	14,407,000	—	15,005,164
SPDR Nuveen S&P High Yield Municipal Bond ETF	2,457,747	94,310,477	—	96,768,224
SPDR Nuveen Barclays Capital Build America Bond ETF	—	100,870,836	—	100,870,836
SPDR DB International Government Inflation-Protected Bond ETF	1,444,178	1,259,109,904	—	1,260,554,082
SPDR Barclays Capital Short Term International Treasury Bond ETF	508,166	221,425,438	—	221,933,604
SPDR Barclays Capital International Treasury Bond ETF	6,039,942	1,837,354,511	—	1,843,394,453
SPDR Barclays Capital International Corporate Bond ETF	1,033	69,406,390	—	69,407,423
SPDR Barclays Capital Emerging Markets Local Bond ETF	8,191,453	189,139,281	—	197,330,734
SPDR Barclays Capital High Yield Bond ETF	113,698,781	10,466,239,407	—	10,579,938,188
SPDR Barclays Capital Short Term High Yield Bond ETF	592,611	130,674,085	—	131,266,696

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

		Level 2 —	Level 3 —
	Level 1 —	Other Significant	Significant
	Quoted	Observable	Unobservable
Fund	Prices	Inputs	Inputs	Total

SPDR Barclays Capital Investment Grade Floating Rate ETF	$457,042	$9,024,154	$—	$9,481,196
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	233,694	14,576,223	—	14,809,917
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	42,182	9,907,258	—	9,949,440

		Level 2 —	Level 3 —
	Level 1 —	Other Significant	Significant
	Quoted	Observable	Unobservable
Fund — Other Financial Instruments*	Prices	Inputs	Inputs	Total

SPDR Barclays Capital International Corporate Bond ETF	$—	$(52,588)	$—	$(52,588)
SPDR Barclays Capital Emerging Markets Local Bond ETF	—	101,949	—	101,949

*	Other Financial Instruments are derivative instruments not reflected in the Schedules of Investments, such as forward foreign currency contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

There were no transfers between levels for the year ended June 30, 2012.

Investment Income

Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes. Dividend income is recorded on the ex-dividend date. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities. Amortization of premium and accretion of market discount recorded for financial reporting purposes may not accord with a Fund’s elections for tax purposes.

Expenses

Advisory fees and other expenses, which are directly identifiable to a specific Fund, are applied to that Fund. Trustees’ fees and other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds.

Equalization

The Funds follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. SPDR DB International Government Inflation-Protected Bond ETF, SPDR Barclays Capital Short Term International Treasury Bond ETF, SPDR Barclays Capital International Treasury Bond ETF, SPDR Barclays Capital International Corporate Bond ETF and SPDR Barclays Capital Emerging Markets Local Bond ETF did not utilize equalization during the period due to book-tax differences affecting income from foreign currency. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

Investment Transactions

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities and foreign exchange transactions are recorded on the identified cost basis. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings on the ex-dividend date.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

Foreign Currency Translation and Foreign Investments

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments and foreign currency transactions on the Statements of Operations. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

Some foreign markets in which the Funds invest are considered emerging markets. Investment in these emerging markets subjects a Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market.

Forward Foreign Currency Contracts

The SPDR DB International Government Inflation-Protected Bond ETF, SPDR Barclays Capital Short Term International Treasury Bond ETF, SPDR Barclays Capital International Treasury Bond ETF, SPDR Barclays Capital International Corporate Bond ETF, SPDR Barclays Capital Emerging Markets Local Bond ETF and the SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Fund, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

The following tables summarize the value of the Fund’s derivative instruments as of June 30, 2012 and the related location in the accompanying Statements of Assets and Liabilities and Statements of Operations, presented by primary underlying risk exposure:

Asset Derivatives
		Interest	Foreign
		Rate	Exchange	Credit	Equity	Commodity	Other
		Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
		Risk	Risk	Risk	Risk	Risk	Risk	Total

SPDR DB International Government Inflation-Protected Bond ETF (a)	Forward Contract	$—	$—	$—	$—	$—	$—	$—
SPDR Barclays Capital Short Term International Treasury Bond ETF (a)	Forward Contract	—	—	—	—	—	—	—
SPDR Barclays Capital International Treasury Bond ETF (a)	Forward Contract	—	—	—	—	—	—	—
SPDR Barclays Capital International Corporate Bond ETF (a)	Forward Contract	—	27,550	—	—	—	—	27,550
SPDR Barclays Capital Emerging Markets Local Bond ETF (a)	Forward Contract	—	111,259	—	—	—	—	111,259

(a)	Unrealized appreciation on forward currency contracts.

Liability Derivatives
		Interest	Foreign
		Rate	Exchange	Credit	Equity	Commodity	Other
		Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
		Risk	Risk	Risk	Risk	Risk	Risk	Total

SPDR DB International Government Inflation-Protected Bond ETF (a)	Forward Contract	$—	$—	$—	$—	$—	$—	$—
SPDR Barclays Capital Short Term International Treasury Bond ETF (a)	Forward Contract	—	—	—	—	—	—	—
SPDR Barclays Capital International Treasury Bond ETF (a)	Forward Contract	—	—	—	—	—	—	—
SPDR Barclays Capital International Corporate Bond ETF (a)	Forward Contract	—	80,138	—	—	—	—	80,138
SPDR Barclays Capital Emerging Markets Local Bond ETF (a)	Forward Contract	—	9,310	—	—	—	—	9,310

(a)	Unrealized depreciation on forward currency contracts.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

		Net Realized Gain (Loss)
		Interest	Foreign
		Rate	Exchange	Credit	Equity	Commodity	Other
		Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
		Risk	Risk	Risk	Risk	Risk	Risk	Total

SPDR DB International Government Inflation-Protected Bond ETF (a)	Forward Contract	$—	$9,852	$—	$—	$—	$—	$9,852
SPDR Barclays Capital Short Term International Treasury Bond ETF (a)	Forward Contract	—	(11,212)	—	—	—	—	(11,212)
SPDR Barclays Capital International Treasury Bond ETF (a)	Forward Contract	—	(292,379)	—	—	—	—	(292,379)
SPDR Barclays Capital International Corporate Bond ETF (a)	Forward Contract	—	(15,404)	—	—	—	—	(15,404)
SPDR Barclays Capital Emerging Markets Local Bond ETF (a)	Forward Contract	—	(7,492)	—	—	—	—	(7,492)

(a)	Net realized gain (loss) on forward foreign currency contracts.

		Net Change In Appreciation (Depreciation)
		Interest	Foreign
		Rate	Exchange	Credit	Equity	Commodity	Other
		Contracts	Contracts	Contracts	Contracts	Contracts	Contracts
		Risk	Risk	Risk	Risk	Risk	Risk	Total

SPDR DB International Government Inflation-Protected Bond ETF (a)	Forward Contract	$—	$—	$—	$—	$—	$—	$—
SPDR Barclays Capital Short Term International Treasury Bond ETF (a)	Forward Contract	—	(1,078)	—	—	—	—	(1,078)
SPDR Barclays Capital International Treasury Bond ETF (a)	Forward Contract	—	(908)	—	—	—	—	(908)
SPDR Barclays Capital International Corporate Bond ETF (a)	Forward Contract	—	(51,842)	—	—	—	—	(51,842)
SPDR Barclays Capital Emerging Markets Local Bond ETF (a)	Forward Contract	—	99,519	—	—	—	—	99,519

(a)	Net change in unrealized appreciation (depreciation) on forward foreign currency contracts.

The volume of derivatives held at year end is indicative of the volume held throughout the year.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

Mortgage Dollar Rolls

The SPDR Barclays Capital Aggregate Bond ETF and the SPDR Barclays Capital Mortgage Backed Bond ETF may enter into mortgage dollar roll transactions with respect to mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities on a fixed date.

The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase.

The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments.

Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Funds’ use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs. The Funds’ use of to-be announced (“TBA”) mortgage dollar rolls may cause the fund to experience higher transaction costs.

Inflation-Indexed Instruments

The SPDR Barclays Capital TIPS ETF and SPDR DB International Government Inflation-Protected Bond ETF may invest almost exclusively in inflation-indexed instruments which are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-indexed instrument will result in an adjustment of interest income which is distributed to shareholders monthly. Investors will receive their inflation-adjusted principal at maturity. Deflation may cause dividends to be suspended.

Convertible Securities

SPDR Barclays Capital Convertible Securities ETF will invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Federal Income Tax

The Funds have qualified and intend to continue to qualify for and elect treatment as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to federal excise tax. Income and

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These book-tax differences are primarily due to differing treatments for tax equalization, in-kind transactions, foreign currencies, amortization and accretion of premium and discount, for financial statement purposes, and losses deferred due to wash sales.

Additionally, based on the Funds’ understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which the applicable Funds invest, the Funds will provide for foreign taxes and, where appropriate, deferred foreign taxes.

The Funds have reviewed the tax positions for the open tax years as of June 30, 2012 and have determined that no provision for income tax is required in the Funds’ Financial Statements. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts. The Funds recognized interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

For the year ended June 30, 2012, the following Funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 4) as an increase or decrease to paid in capital in the Statements of Assets and Liabilities as follows:

Net Gain (Loss)
Reclassified to
Paid in Capital

SPDR Barclays Capital 1-3 Month T-Bill ETF	$38,420
SPDR Barclays Capital TIPS ETF	12,761,617
SPDR Barclays Capital Short Term Treasury ETF	—
SPDR Barclays Capital Intermediate Term Treasury ETF	1,886,628
SPDR Barclays Capital Long Term Treasury ETF	4,745,645
SPDR Barclays Capital Short Term Corporate Bond ETF	629,685
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	—
SPDR Barclays Capital Long Term Corporate Bond ETF	—
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	—
SPDR Barclays Capital Convertible Securities ETF	9,894,033
SPDR Barclays Capital Mortgage Backed Bond ETF	—
SPDR Barclays Capital Aggregate Bond ETF	—
SPDR Nuveen Barclays Capital Municipal Bond ETF	5,401,888
SPDR Nuveen Barclays Capital California Municipal Bond ETF	3,350
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	—
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	1,887,740
SPDR Nuveen S&P VRDO Municipal Bond ETF	—
SPDR Nuveen S&P High Yield Municipal Bond ETF	219,522
SPDR Nuveen Barclays Capital Build America Bond ETF	—

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

Net Gain (Loss)
Reclassified to
Paid in Capital

SPDR DB International Government Inflation-Protected Bond ETF	$1,707,600
SPDR Barclays Capital Short Term International Treasury Bond ETF	742,985
SPDR Barclays Capital International Treasury Bond ETF	10,194,299
SPDR Barclays Capital International Corporate Bond ETF	—
SPDR Barclays Capital Emerging Markets Local Bond ETF	—
SPDR Barclays Capital High Yield Bond ETF	126,984,915
SPDR Barclays Capital Short Term High Yield Bond ETF	(260,914)
SPDR Barclays Capital Investment Grade Floating Rate ETF	—
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	—
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	—

At June 30, 2012, the Funds had capital loss carryforwards which may be utilized to offset any net realized capital gains expiring June 30:

								Non-Expiring —	Non-Expiring —
	2013	2014	2015	2016	2017	2018	2019	Short Term	Long Term

SPDR Barclays Capital 1-3 Month T-Bill ETF	$—	$—	$—	$—	$—	$—	$—	$—	$—
SPDR Barclays Capital TIPS ETF	—	—	—	—	18,724	209,542	—	1,605,503	—
SPDR Barclays Capital Short Term Treasury ETF	—	—	—	—	—	—	—	—	—
SPDR Barclays Capital Intermediate Term Treasury ETF	—	—	—	—	—	—	—	—	—
SPDR Barclays Capital Long Term Treasury ETF	—	—	—	—	—	17,485	94,558	264,613	—
SPDR Barclays Capital Short Term Corporate Bond ETF	—	—	—	—	—	—	—	—	—
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	—	—	—	—	—	—	—	—	—
SPDR Barclays Capital Long Term Corporate Bond ETF	—	—	—	—	—	—	—	—	—
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	—	—	—	—	—	—	—	—	—
SPDR Barclays Capital Convertible Securities ETF	—	—	—	—	—	—	—	6,749,089	1,567,945
SPDR Barclays Capital Mortgage Backed Bond ETF	—	—	—	—	—	—	—	—	—
SPDR Barclays Capital Aggregate Bond ETF	—	—	—	—	—	—	—	—	—
SPDR Nuveen Barclays Capital Municipal Bond ETF	—	—	—	—	—	—	—	—	—
SPDR Nuveen Barclays Capital California Municipal Bond ETF	—	—	—	—	—	—	—	—	—
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	—	—	—	—	—	—	—	—	—
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	—	—	—	—	—	—	—	—	—
SPDR Nuveen S&P VRDO Municipal Bond ETF	—	—	—	—	—	—	—	—	—
SPDR Nuveen S&P High Yield Municipal Bond ETF	—	—	—	—	—	—	—	—	—
SPDR Nuveen Barclays Capital Build America Bond ETF	—	—	—	—	—	—	2,012	—	—
SPDR DB International Government Inflation-Protected Bond ETF	—	—	—	—	3,663,114	3,346,541	1,485,544	1,665,670	21,558,920
SPDR Barclays Capital Short Term International Treasury Bond ETF	—	—	—	—	—	—	64,080	—	262,868
SPDR Barclays Capital International Treasury Bond ETF	—	—	—	—	—	532,370	5,552,225	2,529,167	—
SPDR Barclays Capital International Corporate Bond ETF	—	—	—	—	—	—	—	88,262	—
SPDR Barclays Capital Emerging Markets Local Bond ETF	—	—	—	—	—	—	—	—	13,922
SPDR Barclays Capital High Yield Bond ETF	—	—	—	—	—	—	—	6,363,857	—
SPDR Barclays Capital Short Term High Yield Bond ETF	—	—	—	—	—	—	—	—	—

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

								Non-Expiring —	Non-Expiring —
	2013	2014	2015	2016	2017	2018	2019	Short Term	Long Term

SPDR Barclays Capital Investment Grade Floating Rate ETF	$—	$—	$—	$—	$—	$—	$—	$—	$—
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	—	—	—	—	—	—	—	—	—
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	—	—	—	—	—	—	—	—	—

During the tax year ended June 30, 2012, the Funds utilized/expired capital loss carryforwards in the following amounts:

	Amount Utilized	Amount Expired

SPDR Barclays Capital 1-3 Month T-Bill ETF	$—	$—
SPDR Barclays Capital TIPS ETF	—	—
SPDR Barclays Capital Short Term Treasury ETF	—	—
SPDR Barclays Capital Intermediate Term Treasury ETF	—	—
SPDR Barclays Capital Long Term Treasury ETF	—	—
SPDR Barclays Capital Short Term Corporate Bond ETF	—	—
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	—	—
SPDR Barclays Capital Long Term Corporate Bond ETF	—	—
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	—	—
SPDR Barclays Capital Convertible Securities ETF	—	—
SPDR Barclays Capital Mortgage Backed Bond ETF	—	—
SPDR Barclays Capital Aggregate Bond ETF	—	—
SPDR Nuveen Barclays Capital Municipal Bond ETF	—	—
SPDR Nuveen Barclays Capital California Municipal Bond ETF	—	—
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	—	—
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	—	—
SPDR Nuveen S&P VRDO Municipal Bond ETF	—	—
SPDR Nuveen S&P High Yield Municipal Bond ETF	—	—
SPDR Nuveen Barclays Capital Build America Bond ETF	59,221	—
SPDR DB International Government Inflation-Protected Bond ETF	—	—
SPDR Barclays Capital Short Term International Treasury Bond ETF	—	—
SPDR Barclays Capital International Treasury Bond ETF	—	—
SPDR Barclays Capital International Corporate Bond ETF	—	—
SPDR Barclays Capital Emerging Markets Local Bond ETF	—	—
SPDR Barclays Capital High Yield Bond ETF	—	—
SPDR Barclays Capital Short Term High Yield Bond ETF	—	—
SPDR Barclays Capital Investment Grade Floating Rate ETF	—	—
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	—	—
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	—	—

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

Under current tax laws, capital and foreign currency losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. The Funds incurred the following losses during the period November 1, 2011 through June 30, 2012 that are deferred for tax purposes until fiscal 2013:

	Post October	Late Year
	Capital Loss Deferral	Ordinary Loss Deferral

SPDR Barclays Capital 1-3 Month T-Bill ETF	$—	$(372,162)
SPDR Barclays Capital TIPS ETF	—	—
SPDR Barclays Capital Short Term Treasury ETF	—	—
SPDR Barclays Capital Intermediate Term Treasury ETF	—	—
SPDR Barclays Capital Long Term Treasury ETF	—	—
SPDR Barclays Capital Short Term Corporate Bond ETF	—	—
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	—	—
SPDR Barclays Capital Long Term Corporate Bond ETF	—	—
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	—	—
SPDR Barclays Capital Convertible Securities ETF	—	—
SPDR Barclays Capital Mortgage Backed Bond ETF	—	—
SPDR Barclays Capital Aggregate Bond ETF	—	—
SPDR Nuveen Barclays Capital Municipal Bond ETF	—	—
SPDR Nuveen Barclays Capital California Municipal Bond ETF	—	—
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	—	—
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	—	—
SPDR Nuveen S&P VRDO Municipal Bond ETF	—	—
SPDR Nuveen S&P High Yield Municipal Bond ETF	—	—
SPDR Nuveen Barclays Capital Build America Bond ETF	—	—
SPDR DB International Government Inflation-Protected Bond ETF	—	—
SPDR Barclays Capital Short Term International Treasury Bond ETF	—	(3,966,409)
SPDR Barclays Capital International Treasury Bond ETF	—	—
SPDR Barclays Capital International Corporate Bond ETF	—	—
SPDR Barclays Capital Emerging Markets Local Bond ETF	—	—
SPDR Barclays Capital High Yield Bond ETF	—	—
SPDR Barclays Capital Short Term High Yield Bond ETF	—	—
SPDR Barclays Capital Investment Grade Floating Rate ETF	—	—
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	—	—
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	—	—

For the year ended June 30, 2012, there were no significant differences between the book basis and the tax basis character of distributions to shareholders.

The tax character of distributions paid during the year ended June 30, 2012 was as follows:

	Ordinary	Tax Exempt	Long-Term	Tax Return
	Income	Income	Capital Gains	of Capital

SPDR Barclays Capital 1-3 Month T-Bill ETF	$69,285	$—	$—	$—
SPDR Barclays Capital TIPS ETF	16,640,248	—	—	—
SPDR Barclays Capital Short Term Treasury ETF	9,913	—	—	—
SPDR Barclays Capital Intermediate Term Treasury ETF	3,964,750	—	439,558	—

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

	Ordinary	Tax Exempt	Long-Term	Tax Return
	Income	Income	Capital Gains	of Capital

SPDR Barclays Capital Long Term Treasury ETF	$1,326,817	$—	$—	$—
SPDR Barclays Capital Short Term Corporate Bond ETF	8,876,617	—	500,198	—
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	7,549,684	—	582,404	—
SPDR Barclays Capital Long Term Corporate Bond ETF	3,007,660	—	—	—
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	640,917	—	—	—
SPDR Barclays Capital Convertible Securities ETF	28,709,467	—	7,459,182	—
SPDR Barclays Capital Mortgage Backed Bond ETF	1,329,399	—	—	—
SPDR Barclays Capital Aggregate Bond ETF	9,394,064	—	859,385	—
SPDR Nuveen Barclays Capital Municipal Bond ETF	—	30,903,162	2,760,920	—
SPDR Nuveen Barclays Capital California Municipal Bond ETF	—	2,820,526	75,264	—
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	—	873,962	—	—
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	598,346	19,407,131	1,840,574	—
SPDR Nuveen S&P VRDO Municipal Bond ETF	—	71,881	—	—
SPDR Nuveen S&P High Yield Municipal Bond ETF	112,155	3,013,802	—	—
SPDR Nuveen Barclays Capital Build America Bond ETF	2,280,069	—	—	—
SPDR DB International Government Inflation-Protected Bond ETF	45,531,927	—	—	—
SPDR Barclays Capital Short Term International Treasury Bond ETF	7,810,394	—	—	—
SPDR Barclays Capital International Treasury Bond ETF	62,242,574	—	—	—
SPDR Barclays Capital International Corporate Bond ETF	1,118,887	—	—	—
SPDR Barclays Capital Emerging Markets Local Bond ETF	673,556	—	—	—
SPDR Barclays Capital High Yield Bond ETF	674,892,495	—	60,929,098	—
SPDR Barclays Capital Short Term High Yield Bond ETF	1,111,094	—	—	—
SPDR Barclays Capital Investment Grade Floating Rate ETF	64,355	—	—	—
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	—	—	—	—
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	—	—	—	—

The tax character of distributions paid during the year ended June 30, 2011 was as follows:

	Ordinary	Tax Exempt	Long-Term	Tax Return
	Income	Income	Capital Gains	of Capital

SPDR Barclays Capital 1-3 Month T-Bill ETF	$—	$—	$—	$—
SPDR Barclays Capital TIPS ETF	14,198,063	—	—	—
SPDR Barclays Capital Short Term Treasury ETF	—	—	—	—
SPDR Barclays Capital Intermediate Term Treasury ETF	4,716,465	—	178,225	—
SPDR Barclays Capital Long Term Treasury ETF	1,120,473	—	—	—
SPDR Barclays Capital Short Term Corporate Bond ETF	4,602,811	—	—	—
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	5,525,139	—	229,235	—
SPDR Barclays Capital Long Term Corporate Bond ETF	2,311,471	—	122,969	—
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	60,197	—	—	—
SPDR Barclays Capital Convertible Securities ETF	22,334,538	—	155,207	—

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

	Ordinary	Tax Exempt	Long-Term	Tax Return
	Income	Income	Capital Gains	of Capital

SPDR Barclays Capital Mortgage Backed Bond ETF	$1,285,861	$—	$—	$—
SPDR Barclays Capital Aggregate Bond ETF	9,251,113	—	423,583	—
SPDR Nuveen Barclays Capital Municipal Bond ETF	447,107	31,630,191	5,191,753	—
SPDR Nuveen Barclays Capital California Municipal Bond ETF	5,301	2,744,909	547,910	—
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	—	882,050	138,121	—
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	667,781	19,359,304	3,360,413	—
SPDR Nuveen S&P VRDO Municipal Bond ETF	—	83,520	—	—
SPDR Nuveen S&P High Yield Municipal Bond ETF	—	315,538	—	—
SPDR Nuveen Barclays Capital Build America Bond ETF	1,486,505	—	—	—
SPDR DB International Government Inflation-Protected Bond ETF	26,525,099	—	—	—
SPDR Barclays Capital Short Term International Treasury Bond ETF	—	—	—	—
SPDR Barclays Capital International Treasury Bond ETF	11,382,075	—	—	—
SPDR Barclays Capital International Corporate Bond ETF	227,716	—	—	—
SPDR Barclays Capital Emerging Markets Local Bond ETF	166,472	—	—	—
SPDR Barclays Capital High Yield Bond ETF	582,296,620	—	34,228,481	—
SPDR Barclays Capital Short Term High Yield Bond ETF	—	—	—	—
SPDR Barclays Capital Investment Grade Floating Rate ETF	—	—	—	—
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	—	—	—	—
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	—	—	—	—

For the year ended June 30, 2012, there were no significant differences between the book basis and the tax basis of components of net assets other than differences in the net unrealized appreciation (depreciation) in the value of investments attributable to the tax deferral of losses on wash sales, the cumulative return of capital payment, PFICs (Passive Foreign Investment Companies), redemptions in-kind, dividend payables and the deferral of post-October losses.

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Net Unrealized
	Ordinary	Tax Exempt	Long-Term	Appreciation
	Income	Income	Capital Gains	(Depreciation)

SPDR Barclays Capital 1-3 Month T-Bill ETF	$—	$—	$—	$14,915
SPDR Barclays Capital TIPS ETF	3,130,362	—	—	59,467,973
SPDR Barclays Capital Short Term Treasury ETF	2,358	—	—	17,081
SPDR Barclays Capital Intermediate Term Treasury ETF	76,299	—	799,564	9,069,081
SPDR Barclays Capital Long Term Treasury ETF	11,860	—	—	2,985,308
SPDR Barclays Capital Short Term Corporate Bond ETF	886,002	—	545,894	(472,621)
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	277,587	—	322,689	10,137,395
SPDR Barclays Capital Long Term Corporate Bond ETF	219,799	—	127,012	5,948,785
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	100,148	—	—	893,377

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

	Undistributed	Undistributed	Undistributed	Net Unrealized
	Ordinary	Tax Exempt	Long-Term	Appreciation
	Income	Income	Capital Gains	(Depreciation)

SPDR Barclays Capital Convertible Securities ETF	$12,836,793	$—	$—	$(52,420,842)
SPDR Barclays Capital Mortgage Backed Bond ETF	405,051	—	—	43,682
SPDR Barclays Capital Aggregate Bond ETF	1,330,037	—	425,836	17,763,950
SPDR Nuveen Barclays Capital Municipal Bond ETF	45,004	1,179,839	7,232,525	65,113,244
SPDR Nuveen Barclays Capital California Municipal Bond ETF	10,615	122,179	922,890	6,550,714
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	—	53,776	156,849	1,537,495
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	—	398,901	1,635,574	27,902,028
SPDR Nuveen S&P VRDO Municipal Bond ETF	—	1,081	—	—
SPDR Nuveen S&P High Yield Municipal Bond ETF	263,343	394,516	—	5,357,304
SPDR Nuveen Barclays Capital Build America Bond ETF	160,524	—	—	6,679,898
SPDR DB International Government Inflation-Protected Bond ETF	15,545,344	—	—	34,649,132
SPDR Barclays Capital Short Term International Treasury Bond ETF	—	—	—	(4,970,453)
SPDR Barclays Capital International Treasury Bond ETF	6,907,139	—	—	43,551,142
SPDR Barclays Capital International Corporate Bond ETF	334,099	—	—	(3,019,966)
SPDR Barclays Capital Emerging Markets Local Bond ETF	3,186,324	—	—	(6,147,651)
SPDR Barclays Capital High Yield Bond ETF	22,117,881	—	—	(4,282,838)
SPDR Barclays Capital Short Term High Yield Bond ETF	528,409	—	—	(1,261,151)
SPDR Barclays Capital Investment Grade Floating Rate ETF	11,775	—	—	55,401
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	16,655	—	—	(32,069)
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	12,140	—	—	82,633

Distributions

Each Fund declares and distributes dividends from net investment income, if any, to its shareholders monthly. Each Fund declares and distributes net realized capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

3.	Fees and Compensation Paid to Affiliates and Other Related Party Transactions

Advisory Fee

Each Fund has entered into an Investment Advisory Agreement with SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”). As compensation for the services rendered, facilities furnished, and expenses borne by the Adviser,

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

each Fund pays the Adviser a fee accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as shown in the following table:

	Annual Rate

SPDR Barclays Capital 1-3 Month T-Bill ETF	0.1345%
SPDR Barclays Capital TIPS ETF	0.1845
SPDR Barclays Capital Short Term Treasury ETF	0.1200
SPDR Barclays Capital Intermediate Term Treasury ETF	0.1345
SPDR Barclays Capital Long Term Treasury ETF	0.1345
SPDR Barclays Capital Short Term Corporate Bond ETF	0.1245
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	0.1500
SPDR Barclays Capital Long Term Corporate Bond ETF	0.1500
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	0.1600
SPDR Barclays Capital Convertible Securities ETF	0.4000
SPDR Barclays Capital Mortgage Backed Bond ETF	0.2000
SPDR Barclays Capital Aggregate Bond ETF	0.1845	*
SPDR Nuveen Barclays Capital Municipal Bond ETF	0.3000	*
SPDR Nuveen Barclays Capital California Municipal Bond ETF	0.2000
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	0.2000
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	0.2000
SPDR Nuveen S&P VRDO Municipal Bond ETF	0.2000
SPDR Nuveen S&P High Yield Municipal Bond ETF	0.5000	*
SPDR Nuveen Barclays Capital Build America Bond ETF	0.3500
SPDR DB International Government Inflation-Protected Bond ETF	0.5000
SPDR Barclays Capital Short Term International Treasury Bond ETF	0.3500
SPDR Barclays Capital International Treasury Bond ETF	0.5000
SPDR Barclays Capital International Corporate Bond ETF	0.5500
SPDR Barclays Capital Emerging Markets Local Bond ETF	0.5000
SPDR Barclays Capital High Yield Bond ETF	0.4000
SPDR Barclays Capital Short Term High Yield Bond ETF	0.4000
SPDR Barclays Capital Investment Grade Floating Rate ETF	0.1500
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	0.5000
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	0.4000	*

*	The Adviser has contractually agreed to limit its management fee to the extent necessary to limit annual operating expenses to 0.1345%, 0.23%, 0.45% and 0.30% until October 31, 2012 for the SPDR Barclays Capital Aggregate Bond ETF, SPDR Nuveen Barclays Capital Municipal Bond ETF, SPDR Nuveen S&P High Yield Municipal Bond ETF and the SPDR BofA Merrill Lynch Crossover Corporate Bond ETF, respectively.

The Adviser pays all operating expenses of each Fund other than management fee, distribution fee pursuant to each Fund’s Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustees’ counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, receives fees for its services as Custodian, Administrator and Transfer Agent from the Adviser.

State Street also acts as the securities lending agent for the Funds and receives a portion of any lending income. In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Prime

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

Portfolio (“Prime Portfolio”) for which SSgA FM serves as the investment adviser. Prime Portfolio is a series of State Street Navigator Securities Lending Trust, a registered investment company under the 1940 Act, and operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. See Note 8 for additional information regarding securities lending.

For the year ended June 30, 2012, State Street earned securities lending agent fees from the following Funds:

Securities Lending
Agent Fees

SPDR Barclays Capital 1-3 Month T-Bill ETF	$60,953
SPDR Barclays Capital TIPS ETF	6,036
SPDR Barclays Capital Short Term Treasury ETF	1
SPDR Barclays Capital Intermediate Term Treasury ETF	7,425
SPDR Barclays Capital Long Term Treasury ETF	1,357
SPDR Barclays Capital Short Term Corporate Bond ETF	—
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	4,163
SPDR Barclays Capital Long Term Corporate Bond ETF	1,621
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	1
SPDR Barclays Capital Convertible Securities ETF	66,568
SPDR Barclays Capital Mortgage Backed Bond ETF	—
SPDR Barclays Capital Aggregate Bond ETF	6,675
SPDR Nuveen Barclays Capital Municipal Bond ETF	—
SPDR Nuveen Barclays Capital California Municipal Bond ETF	—
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	—
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	—
SPDR Nuveen S&P VRDO Municipal Bond ETF	—
SPDR Nuveen S&P High Yield Municipal Bond ETF	—
SPDR Nuveen Barclays Capital Build America Bond ETF	—
SPDR DB International Government Inflation-Protected Bond ETF	2,739
SPDR Barclays Capital Short Term International Treasury Bond ETF	280
SPDR Barclays Capital International Treasury Bond ETF	2,068
SPDR Barclays Capital International Corporate Bond ETF	2
SPDR Barclays Capital Emerging Markets Local Bond ETF	955
SPDR Barclays Capital High Yield Bond ETF	—
SPDR Barclays Capital Short Term High Yield Bond ETF	—
SPDR Barclays Capital Investment Grade Floating Rate ETF	9
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	—
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	—

Distributor

State Street Global Markets, LLC (the “Distributor”), an affiliate of the Adviser, serves as the distributor of the shares of each Fund. Pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act, each Fund is authorized to pay an amount of up to 0.25% of its average daily net assets for certain distribution-related activities. However, the Board of Trustees has determined that no such payments will be made through at least October 31, 2012 and therefore no such payments have been made.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

The Distributor has established an assisted trading program to aid Authorized Participants in certain creation and redemption activity for which the Distributor receives commissions from Authorized Participants. In addition, the Distributor receives compensation from State Street associated with on-line creation and redemption activity of Authorized Participants.

Trustees’ Fees

The Trust, SSgA Master Trust, SSgA Active ETF Trust and SPDR Index Shares Funds pay, in the aggregate, each Independent Trustee an annual fee of $132,500 plus $7,500 per in-person meeting attended and $1,250 for each telephonic or video conference meeting attended. The Chairman of the Board receives an additional annual fee of $37,500 and the Chairman of the Audit Committee receives an additional annual fee of $15,000. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trusts and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

Transactions with Affiliates

Each Fund may invest in certain money market funds managed by the Adviser, including the State Street Institutional Liquid Reserves Fund-Institutional Class (“Liquid Reserves Fund”) and State Street Institutional Tax Free Money Market Fund-Institutional Class (“Tax Free Money Market Fund”), both a series of State Street Institutional Investment Trust. The Liquid Reserves Fund and Tax Free Money Market Fund are both feeder funds in a master/feeder fund structure that invest substantially all of their assets in the State Street Money Market Portfolio and State Street Tax Free Money Market Portfolio (“Master Portfolios”), respectively, each a series of State Street Master Funds . The Liquid Reserves Fund and Tax Free Money Market Fund do not pay an investment advisory fee to the Adviser, but the respective Master Portfolio in which they invest pays an investment advisory fee to the Adviser. The Liquid Reserves Fund and Tax Free Money Market Fund intend to declare dividends on shares from net investment income daily and pay them as of the last business day of each month. All income distributions earned by the Funds from affiliated money market funds are recorded as interest income on securities of affiliated issuers in the accompanying Statements of Operations. In addition, cash collateral from lending activities is invested in Prime Portfolio, for which SSgA FM serves as the investment adviser.

Amounts related to investments in Liquid Reserves Fund, Tax Free Money Market Fund and/or Prime Portfolio at June 30, 2012 and for the period then ended are:

	Value at	Purchased		Sold		Value at		Realized
Liquid Reserves Fund	6/30/11	Cost	Shares	Proceeds	Shares	6/30/12	Income	Gain/(Loss)

SPDR Barclays Capital 1-3 Month T-Bill ETF	$226,280	$22,423,691	22,423,691	$22,306,042	22,306,042	$343,929	$1,065	$—
SPDR Barclays Capital TIPS ETF	129,656	34,955,429	34,955,429	34,855,636	34,855,636	229,449	1,759	—
SPDR Barclays Capital Short Term Treasury ETF	—	1,091,116	1,091,116	1,073,622	1,073,622	17,494	34	—
SPDR Barclays Capital Intermediate Term Treasury ETF	323,743	67,641,441	67,641,441	67,655,879	67,655,879	309,305	2,251	—
SPDR Barclays Capital Long Term Treasury ETF	34,859	10,956,220	10,956,220	10,960,569	10,960,569	30,510	315	—
SPDR Barclays Capital Short Term Corporate Bond ETF	8,323,883	293,059,872	293,059,872	263,598,892	263,598,892	37,784,863	12,423	—
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	2,268,396	38,867,624	38,867,624	37,099,967	37,099,967	4,036,053	2,150	—
SPDR Barclays Capital Long Term Corporate Bond ETF	357,309	14,382,237	14,382,237	14,169,325	14,169,325	570,221	754	—

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

	Value at	Purchased		Sold		Value at		Realized
Liquid Reserves Fund	6/30/11	Cost	Shares	Proceeds	Shares	6/30/12	Income	Gain/(Loss)

SPDR Barclays Capital Issuer Scored Corporate Bond ETF	$115,794	$5,835,056	5,835,056	$5,627,519	5,627,519	$323,331	$550	$—
SPDR Barclays Capital Convertible Securities ETF	7,049,069	131,712,887	131,712,887	136,811,453	136,811,453	1,950,503	6,201	—
SPDR Barclays Capital Mortgage Backed Bond ETF	35,610,780	26,742,624	26,742,624	23,743,556	23,743,556	38,609,848	60,168	—
SPDR Barclays Capital Aggregate Bond ETF	82,330,487	185,153,142	185,153,142	85,389,488	85,389,488	182,094,141	190,042	—
SPDR Nuveen Barclays Capital Build America Bond ETF	133,062	57,958,199	57,958,199	58,091,261	58,091,261	—	1,031	—
SPDR DB International Government Inflation-Protected Bond ETF	678,762	177,329,595	177,329,595	176,564,179	176,564,179	1,444,178	6,428	—
SPDR Barclays Capital Short Term International Treasury Bond ETF	2,669,507	74,292,640	74,292,640	76,914,125	76,914,125	48,022	3,740	—
SPDR Barclays Capital International Treasury Bond ETF	11,380,351	237,156,940	237,156,940	248,208,903	248,208,903	328,388	16,966	—
SPDR Barclays Capital International Corporate Bond ETF	47,951	7,763,047	7,763,047	7,809,965	7,809,965	1,033	166	—
SPDR Barclays Capital Emerging Markets Local Bond ETF	510,500	44,808,486	44,808,486	41,569,833	41,569,833	3,749,153	3,417	—
SPDR Barclays Capital High Yield Bond ETF	53,523,887	2,376,308,254	2,376,308,254	2,316,133,360	2,316,133,360	113,698,781	154,746	—
SPDR Barclays Capital Short Term High Yield Bond ETF	—	18,025,207	18,025,207	17,432,596	17,432,596	592,611	815	—
SPDR Barclays Capital Investment Grade Floating Rate ETF	—	1,653,680	1,653,680	1,592,316	1,592,316	61,364	276	—
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	—	1,081,635	1,081,635	847,941	847,941	233,694	24	—
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	—	141,342	141,342	99,160	99,160	42,182	2	—

	Value at	Purchased		Sold		Value at		Realized
Tax Free Money Market Fund	6/30/11	Cost	Shares	Proceeds	Shares	6/30/12	Income	Gain/(Loss)

SPDR Nuveen Barclays Capital Municipal Bond ETF	$623,561	$119,067,876	119,067,876	$114,289,365	114,289,365	$5,402,072	$1	$—
SPDR Nuveen Barclays Capital California Municipal Bond ETF	1,235,075	14,199,317	14,199,317	13,257,497	13,257,497	2,176,895	1	—
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	961,409	3,595,225	3,595,225	4,448,544	4,448,544	108,090	—	—
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	4,806,799	196,193,249	196,193,249	198,097,728	198,097,728	2,902,320	—	—
SPDR Nuveen S&P VRDO Municipal Bond ETF	441,285	16,552,054	16,552,054	16,395,175	16,395,175	598,164	—	—
SPDR Nuveen S&P High Yield Municipal Bond ETF	136,806	29,639,746	29,639,746	27,318,805	27,318,805	2,457,747	—	—

	Value at	Purchased		Sold		Value at		Realized
Prime Portfolio	6/30/11	Cost	Shares	Proceeds	Shares	6/30/12	Income	Gain/(Loss)

SPDR Barclays Capital 1-3 Month T-Bill ETF	$—	$6,634,121,648	6,634,121,648	$6,634,121,648	6,634,121,648	$—	$345,510	$—
SPDR Barclays Capital TIPS ETF	47,365,200	390,627,102	390,627,102	406,821,522	406,821,522	31,170,780	34,208	—
SPDR Barclays Capital Short Term Treasury ETF	—	216,034	216,034	184,453	184,453	31,581	5	—

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

	Value at	Purchased		Sold		Value at		Realized
Prime Portfolio	6/30/11	Cost	Shares	Proceeds	Shares	6/30/12	Income	Gain/(Loss)

SPDR Barclays Capital Intermediate Term Treasury ETF	$37,531,952	$151,511,808	151,511,808	$174,579,964	174,579,964	$14,463,796	$42,065	$—
SPDR Barclays Capital Long Term Treasury ETF	4,287,060	54,567,930	54,567,930	57,090,125	57,090,125	1,764,865	7,695	—
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	12,787,112	54,672,136	54,672,136	53,893,006	53,893,006	13,566,242	23,555	—
SPDR Barclays Capital Long Term Corporate Bond ETF	3,188,498	26,953,268	26,953,268	28,033,896	28,033,896	2,107,870	9,166	—
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	—	677,765	677,765	677,765	677,765	—	5	—
SPDR Barclays Capital Convertible Securities ETF	98,903,836	481,187,514	481,187,514	501,524,358	501,524,358	78,566,992	377,204	—
SPDR Barclays Capital Aggregate Bond ETF	19,466,516	113,953,246	113,953,246	102,732,807	102,732,807	30,686,955	37,778	—
SPDR DB International Government Inflation-Protected Bond ETF	—	34,123,178	34,123,178	34,123,178	34,123,178	—	15,525	—
SPDR Barclays Capital Short Term International Treasury Bond ETF	—	2,042,633	2,042,633	1,582,489	1,582,489	460,144	1,585	—
SPDR Barclays Capital International Treasury Bond ETF	4,774,225	30,995,890	30,995,890	30,058,561	30,058,561	5,711,554	11,720	—
SPDR Barclays Capital Emerging Markets Local Bond ETF	—	9,748,918	9,748,918	5,306,618	5,306,618	4,442,300	5,409	—
SPDR Barclays Capital Investment Grade Floating Rate ETF	—	139,700	139,700	139,700	139,700	—	61	—

4.	Shareholder Transactions

Shares are issued and redeemed by a Fund only in Creation Unit size aggregations of 100,000 shares. Such transactions are generally permitted on an in-kind basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date and in the case of SPDR Barclays Capital Aggregate Bond ETF and SPDR Barclays Capital Mortgage Backed Bond ETF, cash in lieu of TBA positions. Transaction fees ranging from of $250 to $1,500 per Creation Unit for each Fund, regardless of the number of Creation Units that are created or redeemed on the same day, are charged to those persons creating or redeeming Creation Units. An additional variable fee may be charged for certain transactions. Transaction fees are received by the Trust and/or Custodian and are used to defray related expenses. The Custodian also receives amounts earned on cash collateral provided by Authorized Participants pending delivery of missing deposit securities. The amounts are included in Other Capital on the Statements of Operations.

5.	Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities owned by each Fund for federal income tax purposes and the gross unrealized appreciation and depreciation at June 30, 2012 was as follows:

		Gross	Gross	Net Unrealized
	Identified	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)

SPDR Barclays Capital 1-3 Month T-Bill ETF	$1,539,076,660	$15,613	$698	$14,915
SPDR Barclays Capital TIPS ETF	700,031,268	59,615,119	147,146	59,467,973
SPDR Barclays Capital Short Term Treasury ETF	6,003,547	18,510	1,429	17,081
SPDR Barclays Capital Intermediate Term Treasury ETF	200,453,213	9,097,945	28,864	9,069,081
SPDR Barclays Capital Long Term Treasury ETF	63,021,642	3,013,627	28,319	2,985,308

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

		Gross	Gross	Net Unrealized
	Identified	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)

SPDR Barclays Capital Short Term Corporate Bond ETF	$1,119,803,113	$2,020,957	$2,493,578	$(472,621)
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	281,657,461	10,694,877	557,482	10,137,395
SPDR Barclays Capital Long Term Corporate Bond ETF	82,514,249	6,371,156	422,371	5,948,785
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	21,262,595	936,729	43,352	893,377
SPDR Barclays Capital Convertible Securities ETF	911,979,330	27,603,935	80,024,776	(52,420,841)
SPDR Barclays Capital Mortgage Backed Bond ETF	77,220,597	82,967	39,285	43,682
SPDR Barclays Capital Aggregate Bond ETF	788,130,096	18,419,729	655,779	17,763,950
SPDR Nuveen Barclays Capital Municipal Bond ETF	1,064,515,981	66,080,025	966,781	65,113,244
SPDR Nuveen Barclays Capital California Municipal Bond ETF	80,020,043	6,589,007	38,293	6,550,714
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	26,690,992	1,564,181	26,686	1,537,495
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	1,497,697,847	28,319,712	417,684	27,902,028
SPDR Nuveen S&P VRDO Municipal Bond ETF	15,005,164	—	—	—
SPDR Nuveen S&P High Yield Municipal Bond ETF	91,410,920	6,464,104	1,106,800	5,357,304
SPDR Nuveen Barclays Capital Build America Bond ETF	94,190,938	6,717,879	37,981	6,679,898
SPDR DB International Government Inflation-Protected Bond ETF	1,225,624,309	65,017,659	30,087,886	34,929,773
SPDR Barclays Capital Short Term International Treasury Bond ETF	226,916,823	1,997,205	6,980,424	(4,983,219)
SPDR Barclays Capital International Treasury Bond ETF	1,799,487,711	86,216,663	42,309,921	43,906,742
SPDR Barclays Capital International Corporate Bond ETF	72,412,044	525,407	3,530,028	(3,004,621)
SPDR Barclays Capital Emerging Markets Local Bond ETF	203,486,222	1,308,423	7,463,911	(6,155,488)
SPDR Barclays Capital High Yield Bond ETF	10,584,221,026	188,636,372	192,919,210	(4,282,838)
SPDR Barclays Capital Short Term High Yield Bond ETF	132,527,847	473,007	1,734,158	(1,261,151)
SPDR Barclays Capital Investment Grade Floating Rate ETF	9,425,795	57,786	2,385	55,401
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	14,841,986	35,691	67,760	(32,069)
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	9,866,807	94,178	11,545	82,633

6.	Investment Transactions

For the year ended June 30, 2012, the following Funds had in-kind contributions, in-kind redemptions and in-kind net realized gain/loss as follows:

			Realized
	Contributions	Redemptions	Gain/(Loss)

SPDR Barclays Capital 1-3 Month T-Bill ETF	$4,700,343,965	$4,168,659,845	$38,420
SPDR Barclays Capital TIPS ETF	329,897,380	93,240,171	12,881,209
SPDR Barclays Capital Short Term Treasury ETF	5,898,690	—	—

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

			Realized
	Contributions	Redemptions	Gain/(Loss)

SPDR Barclays Capital Intermediate Term Treasury ETF	$12,020,796	$36,184,105	$1,888,491
SPDR Barclays Capital Long Term Treasury ETF	73,011,289	39,388,428	4,745,646
SPDR Barclays Capital Short Term Corporate Bond ETF	653,062,344	67,857,833	629,685
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	55,455,932	—	—
SPDR Barclays Capital Convertible Securities ETF	191,640,311	204,696,896	12,065,456
SPDR Barclays Capital Aggregate Bond ETF	145,733,195	—	—
SPDR Nuveen Barclays Capital California Municipal Bond ETF	6,379,283	4,570,386	3,350
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	2,255,865	—	—
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	230,382,465	93,001,577	1,887,741
SPDR Nuveen S&P High Yield Municipal Bond ETF	12,749,608	5,253,935	219,522
SPDR DB International Government Inflation-Protected Bond ETF	—	13,017,108	2,127,194
SPDR Barclays Capital Short Term International Treasury Bond ETF	11,211,315	16,742,522	789,414
SPDR Barclays Capital International Treasury Bond ETF	147,388,851	105,727,756	12,759,415
SPDR Barclays Capital High Yield Bond ETF	7,104,610,317	4,133,647,293	128,180,617
SPDR Barclays Capital Short Term High Yield Bond ETF	85,930,189	16,275,892	(260,914)
SPDR Barclays Capital Investment Grade Floating Rate ETF	2,377,732	—	—
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	3,706,767	—	—
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	9,867,487	—	—

The in-kind contributions and in-kind redemptions in this table may not accord with the beneficial interest transactions on the Statements of Changes in Net Assets. The table represents the accumulation of a Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transaction.

For the year ended June 30, 2012, the Funds had purchases and sales of investment securities (excluding short-term securities) as follows:

	U.S. Government Obligations		Other Securities
	Purchases	Sales	Purchases	Sales

SPDR Barclays Capital 1-3 Month T-Bill ETF*	$10,650,492,111	$10,332,245,933	$—	$—
SPDR Barclays Capital TIPS ETF	139,388,087	136,472,851	—	—
SPDR Barclays Capital Short Term Treasury ETF*	1,564,051	1,461,004	—	—
SPDR Barclays Capital Intermediate Term Treasury ETF	75,282,331	75,237,319	—	—
SPDR Barclays Capital Long Term Treasury ETF	10,540,701	10,246,055	—	—
SPDR Barclays Capital Short Term Corporate Bond ETF*	—	—	459,880,121	281,372,875
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	—	—	59,990,977	34,560,246
SPDR Barclays Capital Long Term Corporate Bond ETF	—	—	58,515,010	12,882,697
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	—	—	12,768,607	3,020,653
SPDR Barclays Capital Convertible Securities ETF	—	—	136,614,818	182,076,273
SPDR Barclays Capital Mortgage Backed Bond ETF	533,902,060	532,129,352	—	—

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

	U.S. Government Obligations		Other Securities
	Purchases	Sales	Purchases	Sales

SPDR Barclays Capital Aggregate Bond ETF	$1,636,923,374	$1,498,028,430	$51,915,199	$12,248,467
SPDR Nuveen Barclays Capital Municipal Bond ETF	—	—	189,816,781	166,510,750
SPDR Nuveen Barclays Capital California Municipal Bond ETF	—	—	14,493,077	10,912,381
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	—	—	7,345,797	6,207,543
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF*	—	—	449,806,110	334,558,961
SPDR Nuveen S&P VRDO Municipal Bond ETF*	—	—	17,267,000	11,422,000
SPDR Nuveen S&P High Yield Municipal Bond ETF	—	—	49,834,918	13,354,546
SPDR Nuveen Barclays Capital Build America Bond ETF	—	—	123,058,947	58,184,584
SPDR DB International Government Inflation-Protected Bond ETF	—	—	512,171,087	538,668,710
SPDR Barclays Capital Short Term International Treasury Bond ETF*	—	—	282,174,551	262,642,466
SPDR Barclays Capital International Treasury Bond ETF	—	—	968,184,516	619,164,654
SPDR Barclays Capital International Corporate Bond ETF	—	—	49,324,185	24,947,881
SPDR Barclays Capital Emerging Markets Local Bond ETF	—	—	185,039,049	15,980,816
SPDR Barclays Capital High Yield Bond ETF	—	—	4,423,636,387	3,460,053,649
SPDR Barclays Capital Short Term High Yield Bond ETF*	—	—	76,963,985	13,151,658
SPDR Barclays Capital Investment Grade Floating Rate ETF	—	—	7,614,664	330,296
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	—	—	10,905,255	847,941
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	—	—	99,160	140,000

* Fund includes investments in short-term securities.

For the year ended June 30, 2012, the Trust did not pay any commissions to an affiliate of the Adviser for investment transactions.

7.	Concentration of Risk

The Funds’ assets may be concentrated in a particular state or geographic area, or in a particular industry, group of industries or sector. Because each Fund will generally concentrate its investments to approximately the same extent that its index is so concentrated, a Fund may be adversely affected by the performance of bonds of a particular state or geographic area, or in a particular industry, group of industries or sector, and its shares may be subject to increased price volatility. In addition, if a Fund concentrates in a single industry, group of industries or type of instrument, it may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry, group of industries or type of instrument.

SPDR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2012

8.	Securities Lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral held with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day. The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent. Additionally, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities. Proceeds collected by State Street on investment of cash collateral or any fee income is partially allocated to State Street as compensation for its lending services.

The market value of securities on loan as of June 30, 2012 and the value of the invested cash collateral are disclosed in the Funds’ Statements of Assets and Liabilities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
June 30, 2012

To the Shareholders and Board of Trustees of
SPDR® Series Trust

We have audited the accompanying statements of assets and liabilities of SPDR Barclays Capital 1-3 Month T-Bill ETF, SPDR Barclays Capital TIPS ETF, SPDR Barclays Capital Short Term Treasury ETF, SPDR Barclays Capital Intermediate Term Treasury ETF, SPDR Barclays Capital Long Term Treasury ETF, SPDR Barclays Capital Short Term Corporate Bond ETF, SPDR Barclays Capital Intermediate Term Corporate Bond ETF, SPDR Barclays Capital Long Term Corporate Bond ETF, SPDR Barclays Capital Issuer Scored Corporate Bond ETF, SPDR Barclays Capital Convertible Securities ETF, SPDR Barclays Capital Mortgage Backed Bond ETF, SPDR Barclays Capital Aggregate Bond ETF, SPDR Nuveen Barclays Capital Municipal Bond ETF, SPDR Nuveen Barclays Capital California Municipal Bond ETF, SPDR Nuveen Barclays Capital New York Municipal Bond ETF, SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF, SPDR Nuveen S&P VRDO Municipal Bond ETF, SPDR Nuveen S&P High Yield Municipal Bond ETF, SPDR Nuveen Barclays Capital Build America Bond ETF, SPDR DB International Government Inflation-Protected Bond ETF, SPDR Barclays Capital Short Term International Treasury Bond ETF, SPDR Barclays Capital International Treasury Bond ETF, SPDR Barclays Capital International Corporate Bond ETF, SPDR Barclays Capital Emerging Markets Local Bond ETF, SPDR Barclays Capital High Yield Bond ETF, SPDR Barclays Capital Short Term High Yield Bond ETF, SPDR Barclays Capital Investment Grade Floating Rate Bond ETF, SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF, and SPDR BofA Merrill Lynch Crossover Corporate Bond ETF (collectively, the “Funds”) (twenty-nine of the portfolios constituting SPDR® Series Trust), including the schedules of investments, as of June 30, 2012, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Funds of SPDR® Series Trust at June 30, 2012, and the results of their operations, changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 28, 2012

SPDR SERIES TRUST
OTHER INFORMATION
June 30, 2012

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees, trustee fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested on January 1, 2012 and held for the six months ended June 30, 2012.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Funds charge transaction fees at scheduled amounts ranging from $250 to $1,500 per Creation Unit to those persons creating or redeeming Creation Units. If you buy or sell the Funds’ shares in the secondary market, you will incur customary brokerage commissions and charges.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Expenses Paid
		Beginning Account	Ending Account	During Period*
	Annualized	Value	Value	1/1/12 to
Actual	Expense Ratio	1/1/12	6/30/12	6/30/12

SPDR Barclays Capital 1-3 Month T-Bill ETF	0.14%	$1,000	$999.70	$0.70
SPDR Barclays Capital TIPS ETF	0.19	1,000	1,041.20	0.96
SPDR Barclays Capital Short Term Treasury ETF	0.12	1,000	1,003.40	0.60
SPDR Barclays Capital Intermediate Term Treasury ETF	0.14	1,000	1,010.30	0.70
SPDR Barclays Capital Long Term Treasury ETF	0.14	1,000	1,040.80	0.71
SPDR Barclays Capital Short Term Corporate Bond ETF	0.13	1,000	1,017.30	0.65
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	0.15	1,000	1,042.20	0.76
SPDR Barclays Capital Long Term Corporate Bond ETF	0.15	1,000	1,051.80	0.77
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	0.16	1,000	1,041.40	0.81
SPDR Barclays Capital Convertible Securities ETF	0.40	1,000	1,054.00	2.04

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2012

				Expenses Paid
		Beginning Account	Ending Account	During Period*
	Annualized	Value	Value	1/1/12 to
Actual	Expense Ratio	1/1/12	6/30/12	6/30/12

SPDR Barclays Capital Mortgage Backed Bond ETF	0.20%	$1,000	$1,014.70	$1.00
SPDR Barclays Capital Aggregate Bond ETF	0.13	1,000	1,022.60	0.65
SPDR Nuveen Barclays Capital Municipal Bond ETF	0.23	1,000	1,031.20	1.16
SPDR Nuveen Barclays Capital California Municipal Bond ETF	0.20	1,000	1,051.90	1.02
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	0.20	1,000	1,033.90	1.01
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	0.20	1,000	1,009.40	1.00
SPDR Nuveen S&P VRDO Municipal Bond ETF	0.21	1,000	1,001.10	1.04
SPDR Nuveen S&P High Yield Municipal Bond ETF	0.45	1,000	1,180.80	2.44
SPDR Nuveen Barclays Capital Build America Bond ETF	0.35	1,000	1,072.10	1.80
SPDR DB International Government Inflation-Protected Bond ETF	0.50	1,000	1,041.70	2.54
SPDR Barclays Capital Short Term International Treasury Bond ETF	0.35	1,000	997.40	1.74
SPDR Barclays Capital International Treasury Bond ETF	0.50	1,000	1,014.20	2.50
SPDR Barclays Capital International Corporate Bond ETF	0.55	1,000	1,025.80	2.77
SPDR Barclays Capital Emerging Markets Local Bond ETF	0.50	1,000	1,056.90	2.56
SPDR Barclays Capital High Yield Bond ETF	0.40	1,000	1,061.20	2.05
SPDR Barclays Capital Short Term High Yield Bond ETF**	0.40	1,000	1,004.40	1.17
SPDR Barclays Capital Investment Grade Floating Rate ETF	0.15	1,000	1,021.30	0.75
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF***	0.50	1,000	1,002.70	0.16
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF***	0.30	1,000	1,009.50	0.10
				Expenses Paid
		Beginning Account	Ending Account	During Period*
	Annualized	Value	Value	1/1/12 to
Hypothetical	Expense Ratio	1/1/12	6/30/12	6/30/12

SPDR Barclays Capital 1-3 Month T-Bill ETF	0.14%	$1,000	$1,024.20	$0.70
SPDR Barclays Capital TIPS ETF	0.19	1,000	1,023.96	0.96
SPDR Barclays Capital Short Term Treasury ETF	0.12	1,000	1,024.30	0.60
SPDR Barclays Capital Intermediate Term Treasury ETF	0.14	1,000	1,024.20	0.70

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2012

				Expenses Paid
		Beginning Account	Ending Account	During Period*
	Annualized	Value	Value	1/1/12 to
Hypothetical	Expense Ratio	1/1/12	6/30/12	6/30/12

SPDR Barclays Capital Long Term Treasury ETF	0.14%	$1,000	$1,024.20	$0.70
SPDR Barclays Capital Short Term Corporate Bond ETF	0.13	1,000	1,024.25	0.65
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	0.15	1,000	1,024.15	0.75
SPDR Barclays Capital Long Term Corporate Bond ETF	0.15	1,000	1,024.15	0.75
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	0.16	1,000	1,024.10	0.81
SPDR Barclays Capital Convertible Securities ETF	0.40	1,000	1,022.91	2.01
SPDR Barclays Capital Mortgage Backed Bond ETF	0.20	1,000	1,023.91	1.01
SPDR Barclays Capital Aggregate Bond ETF	0.13	1,000	1,024.25	0.65
SPDR Nuveen Barclays Capital Municipal Bond ETF	0.23	1,000	1,023.76	1.16
SPDR Nuveen Barclays Capital California Municipal Bond ETF	0.20	1,000	1,023.91	1.01
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	0.20	1,000	1,023.91	1.01
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	0.20	1,000	1,023.91	1.01
SPDR Nuveen S&P VRDO Municipal Bond ETF	0.21	1,000	1,023.86	1.06
SPDR Nuveen S&P High Yield Municipal Bond ETF	0.45	1,000	1,022.66	2.26
SPDR Nuveen Barclays Capital Build America Bond ETF	0.35	1,000	1,023.16	1.76
SPDR DB International Government Inflation-Protected Bond ETF	0.50	1,000	1,022.41	2.51
SPDR Barclays Capital Short Term International Treasury Bond ETF	0.35	1,000	1,023.16	1.76
SPDR Barclays Capital International Treasury Bond ETF	0.50	1,000	1,022.41	2.51
SPDR Barclays Capital International Corporate Bond ETF	0.55	1,000	1,022.17	2.77
SPDR Barclays Capital Emerging Markets Local Bond ETF	0.50	1,000	1,022.41	2.51
SPDR Barclays Capital High Yield Bond ETF	0.40	1,000	1,022.91	2.01
SPDR Barclays Capital Short Term High Yield Bond ETF**	0.40	1,000	1,022.91	2.01
SPDR Barclays Capital Investment Grade Floating Rate ETF	0.15	1,000	1,024.15	0.75

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2012

				Expenses Paid
		Beginning Account	Ending Account	During Period*
	Annualized	Value	Value	1/1/12 to
Hypothetical	Expense Ratio	1/1/12	6/30/12	6/30/12

SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF***	0.50%	$1,000	$1,022.41	$2.51
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF***	0.30	1,000	1,023.41	1.51

*	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by the number of days in the most recent six month period, then divided by 366.
**	Actual period is from commencement of operations 3/14/12. Hypothetical period is from 1/1/12.
***	Actual period is from commencement of operations 6/18/12. Hypothetical period is from 1/1/12.

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended June 30, 2012.

Percentage of distributions which qualify for the corporate dividends received deduction:

Percentage

SPDR Barclays Capital Convertible Securities ETF	16.53%

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended June 30, 2012, are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 15% depending on the individual’s tax bracket. These amounts are noted below:

Amount

SPDR Barclays Capital Convertible Securities ETF	$5,670,468

Qualified Interest Income

The Funds designated a portion of dividends distributed during the fiscal year ended June 30, 2012, as qualified interest income. These amounts are noted below:

Amount

SPDR Barclays Capital 1-3 Month T-Bill ETF	$—
SPDR Barclays Capital TIPS ETF	15,354,297
SPDR Barclays Capital Short Term Treasury ETF	16,002
SPDR Barclays Capital Intermediate Term Treasury ETF	3,519,876
SPDR Barclays Capital Long Term Treasury ETF	1,182,095
SPDR Barclays Capital Short Term Corporate Bond ETF	8,010,730
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	6,332,307
SPDR Barclays Capital Long Term Corporate Bond ETF	2,554,640
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	585,769
SPDR Barclays Capital Convertible Securities ETF	9,883,391
SPDR Barclays Capital Mortgage Backed Bond ETF	64,042
SPDR Barclays Capital Aggregate Bond ETF	5,377,256

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2012

Amount

SPDR Nuveen Barclays Capital Municipal Bond ETF	$—
SPDR Nuveen Barclays Capital California Municipal Bond ETF	—
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	—
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	—
SPDR Nuveen S&P VRDO Municipal Bond ETF	—
SPDR Nuveen S&P High Yield Municipal Bond ETF	—
SPDR Nuveen Barclays Capital Build America Bond ETF	2,511,690
SPDR DB International Government Inflation-Protected Bond ETF	—
SPDR Barclays Capital Short Term International Treasury Bond ETF	—
SPDR Barclays Capital International Treasury Bond ETF	—
SPDR Barclays Capital International Corporate Bond ETF	—
SPDR Barclays Capital Emerging Markets Local Bond ETF	—
SPDR Barclays Capital High Yield Bond ETF	590,361,315
SPDR Barclays Capital Short Term High Yield Bond ETF	1,368,798
SPDR Barclays Capital Investment Grade Floating Rate ETF	46,096
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	961
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	10,875

Long term capital gains dividends were paid from the following Funds during the year ended June 30, 2012:

Amount

SPDR Barclays Capital 1-3 Month T-Bill ETF	$—
SPDR Barclays Capital TIPS ETF	—
SPDR Barclays Capital Short Term Treasury ETF	—
SPDR Barclays Capital Intermediate Term Treasury ETF	854,472
SPDR Barclays Capital Long Term Treasury ETF	—
SPDR Barclays Capital Short Term Corporate Bond ETF	824,984
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	582,404
SPDR Barclays Capital Long Term Corporate Bond ETF	—
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	—
SPDR Barclays Capital Convertible Securities ETF	7,459,188
SPDR Barclays Capital Mortgage Backed Bond ETF	—
SPDR Barclays Capital Aggregate Bond ETF	859,385
SPDR Nuveen Barclays Capital Municipal Bond ETF	3,424,831
SPDR Nuveen Barclays Capital California Municipal Bond ETF	95,792
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	—
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	3,295,821
SPDR Nuveen S&P VRDO Municipal Bond ETF	—
SPDR Nuveen S&P High Yield Municipal Bond ETF	—
SPDR Nuveen Barclays Capital Build America Bond ETF	—
SPDR DB International Government Inflation-Protected Bond ETF	—
SPDR Barclays Capital Short Term International Treasury Bond ETF	—
SPDR Barclays Capital International Treasury Bond ETF	—

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2012

Amount

SPDR Barclays Capital International Corporate Bond ETF	$—
SPDR Barclays Capital Emerging Markets Local Bond ETF	—
SPDR Barclays Capital High Yield Bond ETF	60,929,098
SPDR Barclays Capital Short Term High Yield Bond ETF	—
SPDR Barclays Capital Investment Grade Floating Rate ETF	—
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF	—
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF	—

The percentage of distributions paid by the Funds that are exempt-interest distributions are as follows:

Percentage

SPDR Nuveen Barclays Capital Municipal Bond ETF	100.00%
SPDR Nuveen Barclays Capital California Municipal Bond ETF	100.00
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	100.00
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	97.01
SPDR Nuveen S&P VRDO Municipal Bond ETF	100.00
SPDR Nuveen S&P High Yield Municipal Bond ETF	96.41

At June 30, 2012, the Funds had foreign tax credits. These amounts are noted below:

Amount

SPDR DB International Government Inflation Protected Bond ETF	$150,472
SPDR Barclays Capital Emerging Markets Local Bond ETF	348,773

At June 30, 2012, the Funds had foreign source income. These amounts are noted below:

Amount

SPDR DB International Government Inflation Protected Bond ETF	$61,898,083
SPDR Barclays Capital Emerging Markets Local Bond ETF	5,092,420

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the net asset value of the Fund during the past calendar year can be found at http://www.spdrs.com.

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the investment advisor voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.spdrs.com.

Quarterly Portfolio Schedule

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2012

Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-866-787-2257 (toll free) and on the Funds’ website at www.spdrs.com.

Approval of Advisory Agreement

At in-person meetings held prior to June 30, 2012, the Board of Trustees of the Trust (the “Board”) evaluated various proposals related to advisory arrangements for new series of the Trust, including a proposal to approve the Investment Advisory Agreement (the “Agreement”) with respect to SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF and SPDR BofA Merrill Lynch Crossover Corporate Bond ETF, each a new fixed income series of the Trust (each a “New ETF”), which commenced operations during the most recent fiscal half-year period covered by this Annual Report. The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”) also met separately with their independent legal counsel to consider the Agreement.

In evaluating the Agreement, the Board drew on materials provided to them by the Adviser and on other materials provided by State Street Bank and Trust Company, the Trust’s Administrator, Transfer Agent and Custodian (“State Street”). In deciding whether to approve the Agreement, the Board considered various factors, including (i) the nature, extent and quality of services to be provided by the Adviser with respect to the New ETFs under the Agreement, (ii) costs to the Adviser of its services, and (iii) the extent to which economies of scale would be realized if and as the New ETFs grow and whether the fee in the Agreement reflects these economies of scale.

The Board considered the nature, extent and quality of services to be provided by the Adviser. In doing so, they relied on their prior experience with the Trust and materials provided prior to and at the meeting. The Board reviewed the Agreement and the Adviser’s anticipated responsibilities for managing investment operations of the New ETFs, in accordance with each New ETF’s investment objective and policies, and applicable legal and regulatory requirements. The Board appreciated the relatively unique nature of each New ETF, as an exchange-traded fund (“ETF”), and the experience and expertise of the Adviser with ETFs. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management and compliance of the New ETFs. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing each New ETF’s compliance with its investment objectives and policies and with applicable laws and regulations. The Board also considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment business and that of its affiliates which make up State Street Global Advisors, with which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for indexed products generally and ETFs in particular. The Board also considered the Adviser’s experience in managing fixed income ETFs. The Board then determined that the nature, extent and quality of services anticipated to be provided by the Adviser to the Trust were necessary and appropriate.

The Board considered whether the Adviser benefited in other ways from its relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust’s brokerage transactions. The Board concluded that, to the extent that the Adviser or its affiliates derive other benefits from their relationship with the Trust, those benefits are not so significant as to cause the Adviser’s fees with respect to the New ETFs to be excessive.

The Board determined that the Adviser is likely to realize economies of scale in managing the New ETFs as assets grow in size. The Board further determined that such economies of scale are shared with the New ETFs by way of the relatively low advisory fee and unitary fee structure of the Trust, although the Board intends to continue to monitor fees as the New ETFs grow in size and assess whether fee breakpoints may be warranted.

The Board evaluated the New ETFs’ unitary fee through review of comparative information with respect to fees paid by similar funds — i.e., ETFs tracking fixed income indexes, as applicable. The Board reviewed the universe of similar ETFs for each New ETF based upon data from Lipper Analytical Services and related comparative information for similar ETFs. The Board also reviewed the estimated expense ratio for the New ETFs. The Board used a fund-by-fund

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2012

analysis of the data. The Board concluded, based on the information presented, that each New ETF’s fees were fair and reasonable in light of those of its direct competitors.

The Board, including the Independent Trustees voting separately, approved the Agreement for each New ETF after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to the Agreement were as follows: (a) the nature and extent of the services expected to be provided by the Adviser with respect to the New ETFs were appropriate; (b) the Adviser’s fee for each New ETF and the unitary fee, considered in relation to services expected to be provided, were fair and reasonable; (c) any additional benefits to the Adviser were not of a magnitude materially to affect the Board’s conclusions; and (d) fees expected to be paid to the Adviser were expected to share economies of scale with respect to the New ETFs by way of the relatively low fee structure of the Trust.

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2012 (Unaudited)

TRUSTEES

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office and	Occupation(s)	Complex	Other
Name, Address	Position(s)	Length of	During Past	Overseen	Directorships
and Year of Birth	with Funds	Time Served	5 Years	by Trustee	Held by Trustee

Independent Trustees
FRANK NESVET c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since September 2000	Chief Executive Officer, Libra Group, Inc. (1998-present) (a financial services consulting company).	137	SPDR Index Shares Funds (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee).

DAVID M. KELLY c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since September 2000	Retired.	137	Penson Worldwide Inc. (Director); CHX Holdings, Inc. and Chicago Stock Exchange (Director); SPDR Index Shares Funds (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee).

BONNY EUGENIA BOATMAN c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since April 2010	Retired (2005 -present); Managing Director, Columbia Management Group, Bank of America (1984-2005).	137	SPDR Index Shares Funds (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee).

DWIGHT D. CHURCHILL c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; Head of Fixed Income and other Senior Management roles, Fidelity Investments (1993-2009).	137	SPDR Index Shares Funds (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee); Affiliated Managers Group, Inc. (Director).

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2012 (Unaudited)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office and	Occupation(s)	Complex	Other
Name, Address	Position(s)	Length of	During Past	Overseen	Directorships
and Year of Birth	with Funds	Time Served	5 Years	by Trustee	Held by Trustee

CARL G. VERBONCOEUR c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009; Chief Executive Officer, Rydex Investments (2003-2009).	137	SPDR Index Shares Funds (Trustee); SSgA Active ETF Trust (Trustee); SSgA Master Trust (Trustee).

Interested Trustee/President

JAMES E. ROSS* SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee and President	Term: Unlimited Served as President: since May 2005, Served as Trustee: since April 2010	Chairman and Director, SSgA Funds Management Inc. (2005-present); President, SSgA Funds Management Inc. (2005-2012); Senior Managing Director, State Street Global Advisors (2006-present); Principal, State Street Global Advisors (2006-present).	167	SPDR Index Shares Funds (Trustee); SSgA Master Trust (Trustee); Select Sector SPDR Trust (Trustee); SSgA Active ETF Trust (Trustee); State Street Master Funds (Trustee); and State Street Institutional Investment Trust (Trustee).

*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2012 (Unaudited)

OFFICERS

		Term of	Principal
		Office and	Occupation(s)
Name, Address	Position(s)	Length of	During Past
and Year of Birth	with Funds	Time Served	5 Years

ELLEN M. NEEDHAM SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	Vice President	Term: Unlimited Served: since March 2008	Senior Managing Director (1992-present)* and Chief Operating Officer (May 2010-present), SSgA Funds Management, Inc.; Senior Managing Director, State Street Global Advisors (1992-present)*.

MICHAEL P. RILEY SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since February 2005	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2008-present); Principal, State Street Global Advisors and SSgA Funds Management, Inc. (2005-2008).

RYAN M. LOUVAR State Street Bank and Trust Company Four Copley Place, CPH0326 Boston, MA 02116 1972	Secretary	Term: Unlimited Served: since August 2008	Vice President and Senior Counsel, State Street Bank and Trust Company (2005-present)*.

MARK E. TUTTLE State Street Bank and Trust Company Four Copley Place, CPH0326 Boston, MA 02116 1970	Assistant Secretary	Term: Unlimited Served: since August 2007	Vice President and Counsel, State Street Bank and Trust Company (2007-present)*; Assistant Counsel, BISYS Group, Inc.(2005-2007)* (a financial services company).

SCOTT E. HABEEB State Street Bank and Trust Company Four Copley Place, CPH0326 Boston, MA 02116 1968	Assistant Secretary	Term: Unlimited Served: since August 2011	Vice President and Counsel, State Street Bank and Trust Company (2007-present)*; Legal Analyst, Verizon Communications (2004-2007).

CHAD C. HALLETT State Street Bank and Trust Company Four Copley Place, CPH03 Boston, MA 02116 1969	Treasurer	Term: Unlimited Served: since November 2010	Vice President, State Street Bank and Trust Company (2001-present)*.

MATTHEW FLAHERTY State Street Bank and Trust Company Four Copley Place, CPH03 Boston, MA 02116 1971	Assistant Treasurer	Term: Unlimited Served: since May 2005	Assistant Vice President, State Street Bank and Trust Company (1994-present)*.

SPDR SERIES TRUST
OTHER INFORMATION (continued)
June 30, 2012 (Unaudited)

		Term of	Principal
		Office and	Occupation(s)
Name, Address	Position(s)	Length of	During Past
and Year of Birth	with Funds	Time Served	5 Years

LAURA F. DELL State Street Bank and Trust Company Four Copley Place, CPH03 Boston, MA 02116 1964	Assistant Treasurer	Term: Unlimited Served: since November 2007	Vice President, State Street Bank and Trust Company (2002-present).*
JACQUELINE ANGELL SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1974	Chief Compliance Officer	Term: Unlimited Served: since February 2011	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2008-present); Director of Investment Adviser Oversight, Fidelity Investments (2006-2008).

*	Served in various capacities and/or with various affiliated entities during noted time period.

The SPDR® Family of Exchange Traded Funds

The following is a list of SPDR ETFs being offered, along with their respective exchange trading symbols. Please call 1-866-787-2257 to obtain a prospectus for any SPDR ETF. The prospectus contains more complete information, including charges, expenses, investment objectives and risk factors that should be carefully considered to determine if the Fund(s) are an appropriate investment for you. Read the prospectus(es) carefully before investing. Investing involves risk, including possible loss of principal.

SPDR Series Trust

SPDR Dow Jones Total Market ETF (TMW)
SPDR Dow Jones Large Cap ETF (ELR)
SPDR S&P 500 Growth ETF (SPYG)
SPDR S&P 500 Value ETF (SPYV)
SPDR Dow Jones Mid Cap ETF (EMM)
SPDR S&P 400 Mid Cap Growth ETF (MDYG)
SPDR S&P 400 Mid Cap Value ETF (MDYV)
SPDR S&P 600 Small Cap ETF (SLY)
SPDR S&P 600 Small Cap Growth ETF (SLYG)
SPDR S&P 600 Small Cap Value ETF (SLYV)
SPDR Global Dow ETF (DGT)
SPDR Dow Jones REIT ETF (RWR)
SPDR S&P Bank ETF (KBE)
SPDR S&P Capital Markets ETF (KCE)
SPDR S&P Insurance ETF (KIE)
SPDR S&P Mortgage Finance ETF (KME)
SPDR S&P Regional Banking ETF (KRE)
SPDR Morgan Stanley Technology ETF (MTK)
SPDR S&P Dividend ETF (SDY)
SPDR S&P Aerospace & Defense ETF (XAR)
SPDR S&P Biotech ETF (XBI)
SPDR S&P Health Care Equipment ETF (XHE)
SPDR S&P Health Care Services ETF (XHS)
SPDR S&P Homebuilders ETF (XHB)
SPDR S&P Metals & Mining ETF (XME)
SPDR S&P Oil & Gas Equipment & Services ETF (XES)
SPDR S&P Oil & Gas Exploration & Production ETF (XOP)
SPDR S&P Pharmaceuticals ETF (XPH)
SPDR S&P Retail ETF (XRT)
SPDR S&P Semiconductor ETF (XSD)
SPDR S&P Software & Services ETF (XSW)
SPDR S&P Telecom ETF (XTL)
SPDR S&P Transportation ETF (XTN)
SPDR Wells Fargo Preferred Stock ETF (PSK)
SPDR Barclays Capital 1-3 Month T-Bill ETF (BIL)
SPDR Barclays Capital TIPS ETF (IPE)
SPDR Barclays Capital Short Term Treasury ETF (SST)
SPDR Barclays Capital Intermediate Term Treasury ETF (ITE)
SPDR Barclays Capital Long Term Treasury ETF (TLO)
SDPR Barclays Capital Short Term Corporate Bond ETF (SCPB)
SPDR Barclays Capital Intermediate Term Corporate Bond ETF (ITR)
SPDR Barclays Capital Long Term Corporate Bond ETF (LWC)
SPDR Barclays Capital Issuer Scored Corporate Bond ETF (CBND)
SPDR Barclays Capital Convertible Securities ETF (CWB)
SPDR Barclays Capital Mortgage Backed Bond ETF (MBG)
SPDR Barclays Capital Aggregate Bond ETF (LAG)
SPDR Nuveen Barclays Capital Municipal Bond ETF (TFI)
SPDR Nuveen Barclays Capital California Municipal Bond ETF (CXA)
SPDR Nuveen Barclays Capital New York Municipal Bond ETF (INY)
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF (SHM)
SPDR Nuveen S&P VRDO Municipal Bond ETF (VRD)
SPDR Nuveen S&P High Yield Municipal Bond ETF (HYMB)
SPDR Nuveen Barclays Capital Build America Bond ETF (BABS)
SPDR DB International Government Inflation-Protected Bond ETF (WIP)
SPDR Barclays Capital Short Term International Treasury Bond ETF (BWZ)
SPDR Barclays Capital International Treasury Bond ETF (BWX)
SPDR Barclays Capital International Corporate Bond ETF (IBND)
SPDR Barclays Capital Emerging Markets Local Bond ETF (EBND)
SPDR Barclays Capital High Yield Bond ETF (JNK)
SPDR Barclays Capital Short Term High Yield Bond ETF (SJNK)

SPDR Barclays Capital Investment Grade Floating Rate ETF (FLRN)
SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF (EMCD)
SPDR BofA Merrill Lynch Crossover Corporate Bond ETF (XOVR)

SPDR Index Shares Funds

SPDR STOXX Europe 50 ETF (FEU)
SPDR EURO STOXX 50 ETF (FEZ)
SPDR S&P Emerging Asia Pacific ETF (GMF)
SPDR S&P Small Cap Emerging Asia Pacific ETF (GMFS)
SPDR S&P Russia ETF (RBL)
SPDR S&P China ETF (GXC)
SPDR S&P Emerging Markets ETF (GMM)
SPDR S&P Emerging Markets Dividend ETF (EDIV)
SPDR S&P BRIC 40 ETF (BIK)
SPDR S&P Emerging Europe ETF (GUR)
SPDR S&P Emerging Latin America ETF (GML)
SPDR S&P Emerging Middle East & Africa ETF (GAF)
SPDR S&P World ex-US ETF (GWL)
SPDR S&P International Small Cap ETF (GWX)
SPDR Dow Jones International Real Estate ETF (RWX)
SPDR FTSE/Macquarie Global Infrastructure 100 ETF (GII)
SPDR S&P Global Natural Resources ETF (GNR)
SPDR MSCI ACWI ex-US ETF (CWI)
SPDR MSCI ACWI IMI ETF (ACIM)
SPDR MSCI EM 50 ETF (EMFT)
SPDR Russell/Nomura PRIME Japan ETF (JPP)
SPDR Russell/Nomura Small Cap Japan ETF (JSC)
SPDR S&P International Dividend ETF (DWX)
SPDR S&P International Mid Cap ETF (MDD)
SPDR S&P Emerging Markets Small Cap ETF (EWX)
SPDR Dow Jones Global Real Estate ETF (RWO)
SPDR S&P International Consumer Discretionary Sector ETF (IPD)
SPDR S&P International Consumer Staples Sector ETF (IPS)
SPDR S&P International Energy Sector ETF (IPW)
SPDR S&P International Financial Sector ETF (IPF)
SPDR S&P International Health Care Sector ETF (IRY)
SPDR S&P International Industrial Sector ETF (IPN)
SPDR S&P International Materials Sector ETF (IRV)
SPDR S&P International Technology Sector ETF (IPK)
SPDR S&P International Telecommunications Sector ETF (IST)
SPDR S&P International Utilities Sector ETF (IPU)

The Select Sectors SPDR Trust

The Consumer Discretionary Select Sector SPDR Fund (XLY)
The Consumer Staples Select Sector SPDR Fund (XLP)
The Energy Select Sector SPDR Fund (XLE)
The Financial Select Sector SPDR Fund (XLF)
The Health Care Select Sector SPDR Fund (XLV)
The Industrial Select Sector SPDR Fund (XLI)
The Materials Select Sector SPDR Fund (XLB)
The Technology Select Sector SPDR Fund (XLK)
The Utilities Select Sector SPDR Fund (XLU)

SSgA Active ETF Trust

SPDR SSgA Multi-Asset Real Return ETF (RLY)
SPDR SSgA Income Allocation ETF (INKM)
SPDR SSgA Global Allocation ETF (GAL)

SPDR Dow Jones Industrial Average ETF Trust (DIA)

SPDR S&P 500 ETF Trust (SPY)

State Street Global Markets, LLC, member FINRA, SIPC, is distributor for all investment portfolios of SPDR Series Trust, SPDR Index Shares Funds, and SSgA Active ETF Trust. ALPS Distributors, Inc., a registered broker-dealer, is distributor for SPDR S&P 500 ETF Trust (SPY) and SPDR Dow Jones Industrial Average ETF Trust (DIA), both unit investment trusts, and all investment portfolios of The Select Sector SPDR Trust.

SPDR Series Trust
trustees
Bonny E. Boatman
Dwight D. Churchill
David M. Kelly
Frank Nesvet, Chairman
James E. Ross
Carl G. Verboncoeur
officers
James E. Ross, President
Ellen M. Needham, Vice President
Michael P. Riley, Vice President
Chad C. Hallett, Treasurer
Matthew W. Flaherty, Assistant Treasurer
Laura F. Dell, Assistant Treasurer
Ryan M. Louvar, Secretary
Mark E. Tuttle, Assistant Secretary
Scott E. Habeeb, Assistant Secretary
Jacqueline Angell, Chief Compliance Officer
investment manager
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, MA 02111
distributor
State Street Global Markets, LLC
One Lincoln Street
Boston, MA 02111
custodian, administrator and transfer agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
legal counsel
Morgan, Lewis and Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004
independent registered public accounting firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
Fund Shares are distributed by State Street Global Markets, LLC, a wholly-owned subsidiary of State Street Corporation.
State Street Global Markets, LLC is a member of FINRA and SIPC.
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com Please read the prospectus carefully before you invest.

State Street Global Advisors State Street Financial Center One Lincoln Street Boston, MA 02111 ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETFs net asset value. Brokerage commissions and ETF expenses will reduce returns. Bond funds contain interest rate risk (as interest rates rise bond prices usually fall); the risk of issuer default; and inflation risk. Barclays Capital is a trademark of Barclays Capital, the investment banking division of Barclays Bank PLC (“Barclays Capital”) and has been licensed for use in connection with the listing and trading of the SPDR Barclays Capital ETFs. The products are not sponsored by, endorsed, sold or promoted by Barclays Capital and Barclays Capital makes no representation regarding the advisability of investing in them. “Deutsche Bank” and “DB Global Government ex-US Inflation-Linked Bond Capped IndexSM” are reprinted with permission. ©Copyright 2008 Deutsche Bank AG. All rights reserved. “Deutsche Bank” and DB Global Government ex-US Inflation-Linked Bond Capped IndexSM are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by State Street Global Advisors. The SPDR DB International Government Inflation-Protected Bond ETF is not sponsored, endorsed, sold or promoted by Deutsche Bank AG. Deutsche Bank AG, as Index Provider, makes no representation, express or implied, regarding the advisability of investing in this product. “SPDR” is a registered trademark of Standard & Poor Financial Services LLC (“S&P”) and has been licensed for use by State Street Corporation. No financial product offered by State Street Corporation or its affiliates is sponsored, endorsed, sold or promoted by S&P or its Affiliates, and S&P and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding units/shares in such products. Further limitations and important information that could affect investors’ rights are described in the prospectus for the applicable product. Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. Celtain State Street affiliates provide services and receive fees from the SPDR ETFs. ALPS Distributors, Inc., a registered broker-dealer, is distributor for SPDR S&P 500, SPDR S&P MidCap 400 and SPDR Dow Jones Industrial Average, all unit investment trusts, and Select Sector SPDRs. ALPS Distributors, Inc. is not affiliated with State Street Global Markets, LLC. Before investing, consider the fund’s investment objectives, risks, charges and expenses. To obtain a prospectus or summary prospectus which contains this and other information, zcall 866.787.2257 or visit www.spdrs.com. Read it carefully. SPDRFISAR IBG-6882 For more complete information, please call 866.787.2257 or visit www.spdrs.com today

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
(a)(1) The Board of Trustees of the registrant has determined that the registrant has five Board members serving on the Audit Committee that possess the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”
(2) Bonny Boatman, Dwight Churchill, David M. Kelly, Frank Nesvet and Carl Verboncoeur are the registrant’s audit committee financial experts. The Board also determined that each of the foregoing persons are not “interested person(s)” of the registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees.
For the fiscal years ending June 30, 2012 and June 30, 2011, the aggregate audit fees billed for professional services rendered by the principal accountant were $744,978 and $620,379, respectively. Audit fees include the performance of the annual audits, security counts performed during the course of the year for each series of the registrant and routine regulatory filings (one for each SEC registrant). The amount provided for the 2012 aggregate audit fees is an estimate provided by the principal accountant.
(b) Audit-Related Fees.
For the fiscal years ending June 30, 2012 and June 30, 2011, the principal accountant did not bill the registrant any fees for assurances and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.
(c) Tax Fees.
For the fiscal years ending June 30, 2012 and June 30, 2011, the aggregate tax fees billed for professional services rendered by the principal accountant were $536,740 and $470,800, respectively. Tax fees represent services related to the review of year-end distribution requirements, as well as the review and signing as preparer of all federal, state and excise income tax returns for the series of the registrant. The amount provided for the 2012 aggregate tax fees is an estimate provided by the principal accountant.
(d) All Other Fees.
There were no other fees billed by the principal accountant for the fiscal years ending June 30, 2012 and June 30, 2011.
(e)(1) Audit Committee Pre-Approval Policies and Procedures.
The registrant’s Audit Committee Charter states the following with respect to pre-approval procedures:

     Before the independent auditors are engaged by the Trust to render audit or non-audit services, either:
a.	The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the investment adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

b.	De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

c.	Pre-Approval of Non-Audit Services Provided to the investment adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. It shall be the responsibility of the independent auditors to notify the Audit Committee of any non-audit services that need to be pre-approved.

d.	Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under this Section as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent auditors by the Trust and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person).
(e)(2) Percentage of Services.
One hundred percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) The aggregate non-audit fees billed for by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser were as follows:

	FY 2012	FY 2011
	(in millions)	(in millions)
Non audit services billed to:
Registrant:	See Item 4(c)	See Item 4(c)
Investment Adviser:	—	—

Other entities in the Investment Company Complex (1)(2):
Audit Related Fees	$7.4	$11.9
Tax Fees	6.0	5.5
All Other Fees	1.5	0.2

(1)	Information is for the calendar year 2011 and 2010, respectively.

(2)	Services under the caption Audit-Related Fees consisted principally of reports on the processing of transactions by servicing organizations, audits of employee benefit plan, non-statutory audits and due diligence procedures. Services under the caption Tax Fees consisted principally of expatriate, compliance and corporate tax advisory services. Services under the caption All Other Fees consisted of advisory services related to certain regulatory initiatives.
(h) E&Y notified the Trust’s Audit Committee of all non-audit services that were rendered by E&Y to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the Trust, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Trust’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.
Item 5. Disclosure of Audit Committees for Listed Companies.
The registrant has an audit committee which was established by the Board of Trustees of the Trust in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the registrant’s audit committee are Bonny Boatman, Dwight Churchill, David M. Kelly, Frank Nesvet and Carl Verboncoeur
Item 6. Schedule of Investments.
A Schedule of Investments for each series of the Registrant is included as a part of the reports to shareholders filed under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the registrant.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to the registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.
Item 10. Submission of Matters to a Vote of Security Holders.
Registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board.
Item 11. Controls and Procedures.
(a) Within 90 days of the filing date of this Form N-CSR, James Ross, the registrant’s President and Principal Executive Officer, and Chad C. Hallett, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures and evaluated their effectiveness. Based on their review, Messrs. Ross and Hallett determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.
(b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
Item 12. Exhibits.
(a)(1) Code of Ethics referred to in Item 2.
(a)(2) Separate certifications required by Rule 30a-2 under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are attached.
(a)(3) Not applicable
(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 and Section 1350 of Chapter 63 of Title 18 of the United States Code for the principal executive officer and principal financial officer of the registrant is attached.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
SPDR® Series Trust

By:	/s/ James Ross James Ross
President and Principal Executive Officer

Date:	September 5, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Ross James Ross
President and Principal Executive Officer

Date:	September 5, 2012

By:	/s/ Chad C. Hallett

Chad C. Hallett
Treasurer and Principal Financial Officer

Date:	September 5, 2012